UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Robin S. Yonis

Vice President, General Counsel and Assistant Secretary of Pacific Select Fund

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony Zacharski, Esq

Dechert LLP

90 State House Square

Hartford, CT 06103-3702

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1–December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

December 31, 2017

Annual *Report*

PACIFIC SELECT FUND

December 31, 2017
Annual Report
PACIFIC SELECT FUND

TABLE OF CONTENTS

PACIFIC SELECT FUND

Letter to Shareholders	A-1
Performance Discussion	A-3
Schedules of Investments	B-1
Financial Statements:
Statements of Assets and Liabilities	C-1
Statements of Operations	C-9
Statements of Changes in Net Assets	C-17
Statements of Cash Flows	C-25
Financial Highlights	C-26
Notes to Financial Statements	D-1
Report of Independent Registered Public Accounting Firm	E-1
Disclosure of Fund Expenses	F-1
Trustees and Officers Information	F-5
Approval of Investment Advisory and Sub-Advisory Agreements	F-8
Where to Go for More Information	F-27

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (Trust) Annual Report for the fiscal year ended December 31, 2017, including performance data, management’s discussion of fund performance, and a complete list of investments as of the close of the reporting period. The Trust is the underlying investment vehicle for variable life insurance policies and variable annuity contracts issued or administered by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A). Pacific Life Fund Advisors LLC (PLFA) is the Adviser to the Trust and supervises the management of all of the Trust’s funds (each individually a Fund and collectively, the Funds). As Adviser to the Trust, PLFA manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (together, the Portfolio Optimization Portfolios) and the Diversified Alternatives Portfolio, each of which is an asset allocation fund-of-funds which invests in certain other Funds of the Trust (Underlying Funds).

In addition, PLFA manages the PSF DFA Balanced Allocation Portfolio, which is an asset allocation fund-of-funds that invests in a variety of eligible third party mutual funds and/or variable insurance trusts (DFA Underlying Funds) which are not Funds of the Trust.

PLFA also manages the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (together, the Pacific Dynamix Portfolios), each of which is an asset allocation fund-of-funds and which invests in certain other Funds of the Trust (Pacific Dynamix Underlying Funds) that are only available for investment by the three Pacific Dynamix Portfolios. Information regarding the Pacific Dynamix Underlying Funds is included in a separate Annual Report; please see “Where to Go for More Information” for instructions on how to obtain the Annual Report for the Pacific Dynamix Underlying Funds.

Additionally, PLFA does business under the name “Pacific Asset Management” and manages the Core Income, Floating Rate Income and High Yield Bond Portfolios under that name.

For the other Funds of the Trust, the Adviser has retained other firms to serve as sub-advisers under its supervision. The sub-advisers, the Adviser and Pacific Asset Management and the Funds of the Trust that they manage as of December 31, 2017 are listed below:

Sub-adviser	Fund	Page Number
Western Asset Management Company (Western Asset)	Diversified Bond Portfolio	A-5
Eaton Vance Investment Managers (Eaton Vance)	Floating Rate Loan Portfolio	A-7
Pacific Investment Management Company LLC (PIMCO)	Inflation Managed Portfolio	A-9
Barings LLC (Barings)	Inflation Strategy Portfolio	A-10
Pacific Investment Management Company LLC (PIMCO)	Managed Bond Portfolio	A-12
T. Rowe Price Associates, Inc. (T. Rowe Price)	Short Duration Bond Portfolio	A-13
Ashmore Investment Management Limited (Ashmore)	Emerging Markets Debt Portfolio	A-13
Invesco Advisers, Inc. (Invesco)	Comstock Portfolio	A-15
Lord, Abbett & Co. LLC (Lord Abbett)	Developing Growth Portfolio	A-16
T. Rowe Price Associates, Inc. (T. Rowe Price)	Dividend Growth Portfolio	A-17
BlackRock Investment Management, LLC (BlackRock)	Equity Index Portfolio	A-18
Janus Capital Management LLC (Janus)	Focused Growth Portfolio	A-19
MFS Investment Management (MFS)	Growth Portfolio	A-20
BlackRock Investment Management, LLC (BlackRock)	Large-Cap Growth Portfolio	A-21
ClearBridge Investments, LLC (ClearBridge)	Large-Cap Value Portfolio	A-23
J.P. Morgan Investment Management Inc. (JP Morgan)	Long/Short Large-Cap Portfolio	A-23
OppenheimerFunds, Inc. (Oppenheimer)	Main Street® Core Portfolio	A-25
Scout Investments, Inc. (Scout)	Mid-Cap Equity Portfolio	A-26
Ivy Investment Management Company (Ivy)	Mid-Cap Growth Portfolio	A-27
Boston Partners Global Investors, Inc. (Boston Partners)	Mid-Cap Value Portfolio	A-28
BlackRock Investment Management, LLC (BlackRock)/ Franklin Advisory Services, LLC (Franklin)	Small-Cap Equity Portfolio	A-29
Rothschild Asset Management Inc. (Rothschild)	Small-Cap Growth Portfolio	A-30
BlackRock Investment Management, LLC (BlackRock)	Small-Cap Index Portfolio	A-31
AllianceBernstein L.P. (AB)	Small-Cap Value Portfolio	A-32
J.P. Morgan Investment Management Inc. (JP Morgan)	Value Advantage Portfolio	A-33
OppenheimerFunds, Inc. (Oppenheimer)	Emerging Markets Portfolio	A-34

PACIFIC SELECT FUND

Sub-adviser	Fund	Page Number
MFS Investment Management (MFS)	International Large-Cap Portfolio	A-36
QS Investors, LLC (QS Investors)	International Small-Cap Portfolio	A-37
Wellington Management Company LLP (Wellington)	International Value Portfolio	A-38
BlackRock Investment Management, LLC (BlackRock)	Health Sciences Portfolio	A-39
Morgan Stanley Investment Management Inc. (Morgan Stanley)	Real Estate Portfolio	A-40
MFS Investment Management (MFS)	Technology Portfolio	A-41
Macro Currency Group (MCG)/ UBS Asset Management (Americas) Inc. (UBS)	Currency Strategies Portfolio	A-43
AQR Capital Management, LLC (AQR)	Equity Long/Short Portfolio	A-45
Eaton Vance Investment Managers (Eaton Vance)	Global Absolute Return Portfolio	A-46
Adviser	Fund	Page Number
Pacific Life Fund Advisors LLC (PLFA)	Diversified Alternatives Portfolio	A-44
	Pacific Dynamix-Conservative Growth Portfolio	A-47
	Pacific Dynamix-Moderate Growth Portfolio	A-48
	Pacific Dynamix-Growth Portfolio	A-49
	Portfolio Optimization Conservative Portfolio	A-50
	Portfolio Optimization Moderate-Conservative Portfolio	A-51
	Portfolio Optimization Moderate Portfolio	A-52
	Portfolio Optimization Growth Portfolio	A-53
	Portfolio Optimization Aggressive-Growth Portfolio	A-54
	PSF DFA Balanced Allocation Portfolio	A-55
Pacific Asset Management	Core Income Portfolio	A-4
	Floating Rate Income Portfolio	A-7
	High Yield Bond Portfolio	A-8

Each of the sub-advisers, the Adviser and Pacific Asset Management has prepared a discussion regarding the performance of the Funds of the Trust that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in Pacific Select Fund and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris Chairman of the Board Pacific Select Fund	Adrian Griggs Chief Executive Officer Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Fund of the Trust includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if included, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of the Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses and cannot be purchased directly by investors. Index returns include reinvested dividends.

PLFA supervises the management of all of the Funds (subject to the review of the Trust’s Board) and directly manages, under the name Pacific Asset Management, the Core Income, Floating Rate Income and High Yield Bond Portfolios. PLFA also manages the Pacific Dynamix Portfolios, the Portfolio Optimization Portfolios, the Diversified Alternatives Portfolio and the PSF DFA Balanced Allocation Portfolio. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended December 31, 2017 as well as separate commentary specific to those Funds that it directly manages that is based on its opinion of how these Funds performed during the year.

For the other Funds, PLFA has retained other firms to serve as sub-advisers under its supervision. Each of the sub-advisers has written a separate commentary specific to the Fund(s) that they manage that is based on their opinions of how their Fund(s) performed during the year. The views expressed in those commentaries reflect those of the sub-advisers for the fiscal year ended December 31, 2017.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its Adviser and the sub-advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we,” “I,” or “ours” are references to the sub-adviser or Adviser, as applicable. The Adviser and sub-advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward- looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and the Statement of Additional Information, as supplemented.

Market Conditions (for the year ended December 31, 2017)

Executive Summary

Positive market conditions and economic optimism supported risk assets throughout 2017. Globally, economic growth continued apace and concerns eased over potential geopolitical events, providing a tailwind for global equities.

Over the reporting period, the S&P 500 Index returned 21.83%, notably without any negative monthly returns. Although the Federal Reserve (Fed) maintained its gradual monetary tightening trajectory, many central banks around the globe continued providing support through quantitative easing programs. Economic activity strengthened across much of Europe and Japan, which fed growing investor optimism. Additionally, the tide of the populist movement throughout Europe that drew concerns during the prior period ebbed, which further eased investor anxieties over the reporting period.

Crude oil prices, which plummeted in the prior period, stabilized as the Organization of Petroleum Exporting Countries (OPEC) and Russia agreed to cut production. After the price of crude oil (West Texas Intermediate) hit low-$40s, it finished the reporting period above $60 per barrel.

In the U.S., investors were hopeful on stimulus packages from the Trump administration. Despite slow progress, the Republicans managed to pass tax reform before year-end that lowers the corporate tax rate from 35% to 21% and contains other provisions that may prove stimulative for the economy in the near term. Additionally, the Trump administration has been a proponent of deregulation, which would be beneficial for certain sectors such as financials and energy.

Fixed Income

The U.S. 10-year Treasury yield was rangebound between 2.1% and 2.6% as inflation remained tame throughout the reporting period. While the 10-year yield had been trending lower for much of the reporting period, it crept higher once the Fed announced that it would begin to unwind

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

the $4.5 trillion balance sheet it had amassed since the Financial Crisis. The broad bond market (as defined by the Bloomberg Barclays U.S. Aggregate Bond Index) returned 3.54% for the reporting period.

Riskier bond asset classes delivered solid returns over the reporting period. High yield bonds, especially those of lower credit quality, considerably outperformed higher-rated investment-grade bonds. Credit spreads, which move in the opposite direction of prices, contracted throughout the reporting period. This contraction coincided with steadily improving energy prices since energy producers represent a sizeable portion of the high yield market. Improving commodity prices also provided a tailwind for emerging market debt, given that much of this debt is issued by commodity exporters.

Domestic Equity

Domestic equities edged out solid gains despite experiencing some volatility throughout the reporting period. The S&P 500 Index gained 21.83% over the reporting period. Reversing the trend from the prior reporting period, growth stocks finished this reporting period significantly higher than their value counterparts. Compared to value, growth styles tend to have a sizeable overweight to the information technology sector, which was the strongest performing sector in the S&P 500 Index over the reporting period.

International Equity

International equities ended the year with solid gains as the MSCI EAFE Index (Net) returned 25.03% over the reporting period. Japan and the United Kingdom (U.K.) represent a large portion of the index, which contributed to performance. In general, Japan and European markets delivered solid returns as their respective central banks remained very accommodative throughout the reporting period.

Emerging market equities also performed well as the MSCI Emerging Markets Index (Net) returned 37.28% over the reporting period. Asian markets, which represent a large portion of the index, provided much of the boost as the Chinese economy continued to show resilience and the One Belt One Road initiative gained traction.

Concluding Remarks

Capital expenditures are likely to continue increasing for domestic firms through 2018, which should provide the greatest tailwind. These investments will likely require a higher degree of skilled labor, pushing up wages, productivity, and ultimately spending by the U.S. consumer, which accounts for more than two-thirds of gross domestic product (GDP). The recent tax package and the prospect for infrastructure spending should likewise push economic activity and corporate earnings higher, which aligns with expectations for higher growth across developed and developing economies worldwide. These tailwinds represent an oft-cited Goldilocks scenario where moderate growth prolongs the bull market while the three bears of market euphoria, inflation, and protectionism remain dormant risks.

Many prominent headwinds for investors have receded for 2018 and remain asleep now, though we would view them as significant risks if they were to wake. Much of the extreme U.S. election-year rhetoric in 2016 around protectionism in reference to the North American Free Trade Agreement (NAFTA) and the U.S. approach toward China did not materialize as policy in 2017. However, the negative impact on global growth should the U.S., the world’s largest importer, or other major economies turn inward, is significant. While nationalist movements have not won elections in France or Germany, they have maintained a presence in regional parliaments and could pose a challenge to global trade should voter sentiment shift once again. Upcoming elections in Italy and Spain will once more test populism’s appeal. Meanwhile, Brexit is only just beginning to weigh on the United Kingdom (U.K.) economy. Inflation is also expected to pick up globally in the latter part of 2018, which may bring about a swifter shift away from accommodative central-bank policies that have propped up asset prices worldwide.

The prevalence of tailwinds and retreating headwinds points to continued outperformance of risk assets, such as equities, domestically and abroad. The U.S. equity markets finally may favor value stocks because they tend to generate more revenue domestically than growth stocks, and therefore stand to benefit more from tax reform as well as potential infrastructure and regulatory reforms taking place here in the U.S. A combination of central-bank tapering, gradually rising global inflation, and the coming uptick in the Fed’s balance sheet unwind finally may send longer maturity yields higher and temper the curve flattening thus far caused by the Fed’s rate increases. And while the major risks to markets are not active headwinds, investors would be wise to look out for any signs of market euphoria, inflation shocks, or protectionist policy that, while likely to remain asleep for 2018, could wake and spoil the party.

Core Income Portfolio (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Core Income Portfolio’s Class I returned 5.01%, compared to a 3.54% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 27, 2015 through December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 27, 2015 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	Since Inception (4/27/15)

Fund’s Class I	5.01%	2.45%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	1.82%

Fund’s Class P	5.21%	2.65%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	1.82%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund is an intermediate term corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund outperformed the benchmark for the reporting period due primarily to asset allocation and the focus on credit. Credit related fixed income, notably lower quality investment grade, high yield, and bank loans, outperformed government bonds. The outperformance was driven by a combination of fundamentals and technical reasons that benefited credit risk during the reporting period. Fundamentally, the improvement in global growth and corporate profits supported credit risk. Strong demand for corporate bonds supported technical factors. The Fund’s emphasis on BBB rated corporate bonds in particular drove the outperformance relative to the benchmark. The Fund also benefited from overweights to bank loans and high yield investments, which benefited from an improvement in risk appetite. The primary detractor from performance was the underweight to duration. Longer maturity securities outperformed given the flattening of the yield curve seen during the reporting period. The Fund was underweight longer maturity bonds relative to the benchmark.

Entering 2018, the Fund reflects several themes. The improvement in global growth, corporate profits, and economic sentiment continues to paint a favorable view of corporate health. Recent tax reform may also serve as a catalyst for higher economic growth, though valuations in many markets may have priced in too much optimism towards fiscal reform spurring economic growth. Therefore, we are underweight risk as measured by our benchmarks. We emphasize BBB rated corporate bonds as the investment team believes they offer one of the best long-term risk/reward opportunities within investment grade fixed income. Within non-investment grade fixed income, we favor bank loans given their lower volatility and lower interest rate sensitivity relative to high yield bonds. We are underweight duration relative to the benchmark.

Diversified Bond Portfolio (managed by Western Asset Management Company)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Diversified Bond Portfolio’s Class I returned 6.88%, compared to a 3.54% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Western Asset Management Company began managing the Fund on February 2, 2009, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	10 Years

Fund’s Class I	6.88%	3.85%	4.66%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	7.09%	4.06%	4.90%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.11%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at Western Asset utilize a long-term, fundamental value philosophy in conjunction with a global investment platform to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

At the beginning of the reporting period, we believed that the degree of market optimism was overdone, growth would remain positive but low, and inflation would remain subdued. The Fund was therefore long U.S. duration and specifically overweight the long end of the yield curve. The duration overweight also served as a hedge against spread sector overweights held elsewhere in the Fund. These positions were significant contributors to performance as the yield curve materially flattened over the reporting period.

Another large contributor to the Fund’s outperformance of the benchmark was an overweight position to structured products, especially non-agency mortgages (those not backed by a government-sponsored agency). The sector continued to benefit from solid fundamental performance, strong demand, and an attractive technical backdrop. While spreads have tightened across the quality spectrum, allocations to below investment grade government-sponsored enterprise (GSE) credit risk transfer (CRT) and legacy residential mortgage-backed security (RMBS) bonds outperformed their investment grade counterparts.

Overweight positions to corporate credit, including investment grade and high yield bonds and bank loans, contributed to performance as spreads tightened over the reporting period. Overweight positions to certain industries such as financials, energy, metals and mining were particularly beneficial.

Non-U.S. developed market exposure was a positive contributor. The Fund benefited as difference between yields on Italian government bonds and German government rates decreased. Additionally, long positions in the Euro and the Canadian dollar contributed as they strengthened versus the U.S. dollar.

Exposure to emerging markets was one of our highest-conviction views and added to performance over the reporting period. At the start of the reporting period, emerging markets had very attractive valuations relative to developed markets and emerging market currencies still had not recovered from the bear market of the previous two years. This attractive valuation picture was combined with improving growth fundamentals and powerful cyclical and secular disinflationary forces. Local currency and dollar denominated positions in Mexico, Brazil and Russia government bonds contributed as yield spreads compressed and most currencies appreciated versus the U.S. dollar. U.S. dollar denominated emerging market corporate bonds also contributed as their spreads tightened.

The Fund’s exposure to U.S. Treasury Inflation Protected Securities (TIPS) was the only slight detractor from performance as longer term inflation expectations fell.

During the reporting period, the Fund used U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps to manage our duration and yield curve exposure. We also used non U.S. Interest Rate Futures to manage exposure to the U.K., German, Japanese, Mexican, and Australian bond markets. Credit default swaps on both Investment Grade and High Yield indices were used as an efficient, low cost way of adjusting exposures to these sectors on the margin. The Fund also used Mortgage To Be Announced (TBA) securities to gain exposure to the Agency mortgage-backed securities (MBS) market and other stripped MBS derivatives to gain exposure to specific characteristics of agency MBS. Finally, the Fund used foreign exchange futures, forwards, and options to take outright positions in a variety of currencies.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Floating Rate Income Portfolio (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Floating Rate Income Portfolio’s Class I returned 3.76%, compared to a 4.25% return for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	Since Inception (4/30/13)

Fund’s Class I	3.76%	3.32%
Credit Suisse Leveraged Loan Index	4.25%	3.96%

Fund’s Class P	3.97%	3.52%
Credit Suisse Leveraged Loan Index	4.25%	3.96%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. Pacific Asset Management’s team of portfolio managers and research analysts look for investment opportunities in income producing floating rate loans and floating rate debt securities. The Fund’s underweights to Healthcare and Media/Telecom detracted from performance. Security selection in the transportation sector detracted from performance, notably given one issuers exposure to the energy end market. The Fund’s focus on performing loans and underweight to distressed issuers benefited performance. The Fund’s overweight to housing, manufacturing, and forest products/containers, benefited performance. The Fund’s underweight to retail benefited performance as the Fund held limited to no exposure in department stores or apparel companies.

As we enter 2018 we are underweight risk relative to the benchmark as measured by yield. Our underweight in yield is due to our limited exposure to distressed issuers, notably in energy and retail. The fundamental backdrop, anchored by stable corporate health and economic data, provide an attractive bottom-up view for U.S. credit. Technical conditions are also favorable given ongoing demand for attractive yield on floating rate loans. As a result, we continue to favor B versus BB rated issuers given stable corporate health conditions.

We have a high conviction portfolio and would welcome a return of volatility and the opportunities it may provide. We are overweight housing, manufacturing, and forest products/containers – sectors heavily focused on U.S. domestic profits. We are underweight retail, energy, healthcare, and media/telecom. Within healthcare, we find limited relative value in many of the largest issuers given low coupon levels.

Floating Rate Loan Portfolio (managed by Eaton Vance Investment Managers)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Floating Rate Loan Portfolio’s Class I returned 3.93%, compared to a 4.12% return for its benchmark, the S&P/LSTA Leveraged Loan Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Eaton Vance Investment Managers assumed management of the Fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance Investment Managers, managed the Fund from May 1, 2010 to July 31, 2013. Another firm managed the Fund before May 1, 2010, and some investment policies changed at that time.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	10 Years

Fund’s Class I	3.93%	3.52%	2.19%
S&P/LSTA Leveraged Loan Index	4.12%	4.03%	4.85%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	4.13%	3.73%	4.07%
S&P/LSTA Leveraged Loan Index	4.12%	4.03%	4.20%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. Relative to the benchmark, the Fund maintains a greater focus on higher quality loans in seeking to invest in a portfolio of floating-rate loans of domestic and foreign borrowers that we at Eaton Vance believe will be less volatile over time than the general loan market while maintaining broad borrower and industry diversification among the Fund’s loan positions.

Relative performance during the reporting period reflected a combination of factors related to portfolio positioning. For the reporting period, the lower-quality segments generally outperformed the higher-quality segments. The CCC and second-lien loan segment delivered returns of 10.73% and 8.20% respectively, significantly outpacing the 3.44% and 4.27% returns of the higher quality BB and B-rated segments. An overweight to BB loans and an underweight to CCC loans detracted from relative performance during the reporting period. Favorable security selection results helped to mute the negative impact of the Fund’s positioning across quality segments during the reporting period.

Looking at industry-level performance, all industry groups produced positive returns for the reporting period, with the exception of three industries: cosmetics/toiletries, retailers (ex., food & drug), and home furnishings. The Fund’s underweight to the retailers (ex., food & drug) industry benefited relative performance. The Fund’s underweight to the electronics/electrical industry, which modestly outperformed the benchmark, represented a slight detractor from relative performance.

Elsewhere, the Fund’s exposure to high-yield bonds, which are not held in the benchmark, aided relative performance as high-yield bonds outperformed floating-rate loans during the reporting period.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. The Fund held 416 issuer positions across 37 industries as of December 31, 2017. Important to note, we believe the optimal risk/return profile can be achieved predominately through interest income realized through investments of higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the reporting period, the Fund maintained a sizeable overweight position in BB-rated loans (39.6% vs. 31.5%) and minimal exposure to the distressed CCC loan category (2.4% vs. 5.1%).

Given the floating-rate nature of the asset class, the Fund is exposed to minimal interest rate risk as the loans in the Fund reset their coupons every forty-six days on average as of December 31, 2017, resulting in a portfolio duration of roughly 0.13 years for the reporting period.

High Yield Bond Portfolio (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the High Yield Bond Portfolio’s Class I returned 7.75%, compared to a 7.50% return for its benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	10 Years

Fund’s Class I	7.75%	5.00%	6.61%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	7.50%	5.78%	8.09%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	7.96%	5.21%	5.86%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	7.50%	5.78%	6.54%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of income by investing in non-investment grade debt instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

During the reporting period, the strategy outperformed due to sector allocations and overweights to CCC rated bonds. The Fund’s overweight to diversified manufacturing, leisure, and building materials benefited performance, while underweights to services, banking, and chemicals detracted. Security selection in the retail sector was a detractor from performance. For the reporting period, the Fund’s overweight to CCC rated securities benefited performance given a favorable technical and fundamental environment. Cash allocation during the reporting period was a drag on relative performance. Regarding derivatives, the Fund held small positions in iBoxx Total Return Swaps to gain market exposure to the High Yield Universe.

Entering 2018, the Fund reflects several themes. The improvement in global growth, corporate profits, and economic sentiment continues to paint a favorable view of corporate health. Recent tax reform may also serve as a catalyst for higher economic growth, though valuations in many markets may have priced in too much optimism towards fiscal reform spurring economic growth. Therefore, we are underweight risk relative to the benchmark. We believe credit selection (alpha) not asset allocation (beta) will be the primary driver of returns in 2018.

Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Inflation Managed Portfolio’s Class I returned 3.68%, compared to a 3.01% return for its benchmark, the Bloomberg Barclays U.S. TIPS Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	10 Years

Fund’s Class I	3.68%	(0.16%)	3.80%
Bloomberg Barclays U.S. TIPS Index	3.01%	0.13%	3.53%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	3.89%	0.04%	2.51%
Bloomberg Barclays U.S. TIPS Index	3.01%	0.13%	2.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments, focusing on inflation-indexed debt securities. A short to U.K. breakeven inflation levels (the difference between nominal and real yields) added to performance as inflation expectations contracted throughout the reporting period. Additionally, an overweight to the intermediate-to long-end of the U.S. real curve contributed as respective real interest rates fell.

Within currencies, tactical exposure to the Japanese yen contributed to performance as the currency appreciated, while shorts to the Chinese yuan and Australian dollar detracted as the currencies appreciated. Within spread strategies, an allocation to non-Agency mortgage-backed securities was positive for performance given the ongoing housing recovery, as well as security selection within these strategies. Lastly, the Fund’s exposure to U.S. dollar-denominated emerging market sovereigns and quasi sovereigns (government-owned or guaranteed debt) contributed to Fund performance as spreads tightened throughout the reporting period.

During the reporting period, the Fund sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities or to the broader investment grade, high yield, and emerging market sectors through the use of credit default swaps on credit indices. The Fund also purchased credit protection during the reporting period to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. The Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into total return swaps to act as substitutes for owning physical securities (or the physical securities that compromise a given index) and to obtain exposure in markets where no physical securities are available. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allowed us to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund purchased and sold options and swaptions on futures, currencies, bond indices, and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund also purchased and sold interest rate caps to hedge duration in the Fund and to generate income. The Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities and as a part of an investment strategy.

We expect world GDP growth to remain above-trend at 3.0%-3.5% in 2018. Easier financial conditions, reflecting buoyant risk assets and low interest rates, and fiscal stimulus in several advanced economies imply near-term tailwinds.

In the U.S., we look for above-consensus growth of 2.25%-2.75% in 2018. Tax cuts and higher federal spending are expected to boost growth. With unemployment likely to drop below 4%, we expect some upward pressure on wages and consumer prices, and core inflation to rise above 2% over the course of 2018. Under new leadership, the Fed is expected to continue tightening gradually; our baseline forecast calls for three rate hikes this upcoming year.

Inflation Strategy Portfolio (managed by Barings LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Inflation Strategy Portfolio’s Class I returned 3.15%, compared to a 3.01% return for its benchmark, the Bloomberg Barclays U.S. TIPS Index. Effective November 1, 2017, Barings LLC assumed management of the Fund. The prior sub-adviser, Western Asset Management Company, managed the Fund for the ten-month period from January 1, 2017 through October 31, 2017.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on May 2, 2011 through December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Effective November 1, 2017, Barings LLC began managing the Fund, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017 (1)
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	3.15%	(1.19%)	1.08%
Bloomberg Barclays U.S. TIPS Index	3.01%	0.13%	2.37%

Fund’s Class P	3.35%	(0.99%)	1.26%
Bloomberg Barclays U.S. TIPS Index	3.01%	0.13%	2.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class I outperformed the benchmark.

Barings

Barings LLC assumed management of the Fund on November 1, 2017. During the two-month period from November 1, 2017 through December 31, 2017, the Fund’s Class I underperformed the benchmark. We at Barings maintain the Fund’s strategy by investing in a mix of TIPS that we believe are positioned to outperform the index, as well as high quality income producing securities including asset-backed and money market securities. The Fund may use derivative instruments, such as forward commitments, for yield curve and duration management, as well as for replicating cash bonds and gaining exposure to the inflation-linked market. During the reporting period, treasury futures and consumer price index (CPI) swaps were used to manage duration and gain exposure to inflation, both positions having had a negligible impact on performance. Interest rate swaptions utilized to hedge volatility detracted from the Fund’s performance. In addition, reverse repurchase agreements were utilized to create leverage and re-invest in income generating assets. Overall, these derivative positions modestly detracted from the Fund’s performance.

The Fund’s underperformance relative to the benchmark during the two-month period was also caused by a small duration impact due to rising short interest rates resulting from actions taken by the Fed to tighten monetary policy. The main driver of positive performance during the two-month period was the Fund’s allocation to high quality money market securities. Allocations to asset-backed consumer investments also contributed positively to the Fund’s performance. Inflation positions, including strategic overweight allocations in five year and ten year TIPS, helped performance and offset some of the underperformance.

We enter 2018 constructive on the TIPS market given improved economic fundamentals, the accommodative policies of the Trump administration and the recently passed overhaul to the U.S. tax code. As a result, the Fund ended the reporting period with overweight positions in two year, five year and ten year TIPS. In addition, the Fund is seeks positions to generate income from high quality asset-backed and money market investments.

Western Asset

Western Asset Management Company managed the Fund from January 1, 2017 through October 31, 2017. During that ten-month period, the Fund’s Class I outperformed the benchmark. For the ten months during the reporting period that we managed the Fund, we at Western Asset maintained the Fund’s strategy by investing in a mix of TIPS, derivatives (including total return swaps on TIPS), and inflation-linked bonds issued by foreign governments.

The Fund benefited from exposure to long-dated TIPS and a relative underweight to shorter-dated TIPS relative to the benchmark. Longer-dated TIPS yields fell through the end of October, while five-year TIPS yields rose nearly 0.20% in those ten months. The Fund’s strategy of holding a mixture of TIPS and selected credits that benefited from exposure to inflation-related sectors of the economy also improved relative returns. As we expected that inflation would not accelerate in the U.S., we focused some of the Fund’s risk on energy and mining-related sectors that we believed would benefit from commodities that are the precursors to inflation. The Fund at times hedged this nominal exposure to be long breakeven inflation rates, which also added to relative performance in the year-to-date period. An overweight to real-yield duration detracted over the period as real yields ended higher. During the reporting period, the Fund employed interest rate Treasury futures to manage its yield curve positioning and duration. Currency forwards were used to hedge the Fund’s currency risk and manage its currency exposures.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

We at Western Asset ended our management of the Fund with a focus on long-dated TIPS and U.S. credits that we believed would benefit from limited near-term inflation but an improving global economic environment.

Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Managed Bond Portfolio’s Class I returned 4.72%, compared to a 3.54% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	10 Years

Fund’s Class I	4.72%	2.04%	5.13%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	4.93%	2.25%	3.49%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.11%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments. Tactical duration positioning, implemented through the use of cash bonds, futures, interest rate swaps, swaptions, and options, was positive for the Fund’s performance as short-term yields rose and intermediate-to long-term yields fell. Tactical duration positioning within local interest rates in Brazil detracted from performance as rates rallied.

An underweight to investment grade corporate debt securities detracted from the Fund’s returns as spreads tightened, while out-of-benchmark exposure to high yield corporate credit contributed positively to returns. Exposure to Agency and non-Agency mortgage-backed securities was positive for performance given improvements in the housing market. An underweight to U.S. dollar-denominated emerging market debt was negative for performance as spreads tightened. Additionally, exposure to taxable municipal securities, including security selection, contributed to performance as spreads narrowed. Within currencies, long dollar positioning against a basket of emerging market currencies, predominantly the South Korean won, Singapore dollar, and Taiwanese dollar, detracted as these currencies appreciated against the U.S. dollar. Long exposure to the Japanese yen, euro, and Brazilian real relative to the U.S. dollar, during most of the reporting period, contributed positively as the currencies fluctuated.

During the reporting period, the Fund sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and the broader investment grade, high yield, and emerging market sectors. The Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allowed the Fund’s manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund purchased and sold options and swaptions on futures, currencies, bond indices, and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities, and as a part of an investment strategy.

We expect world GDP growth to remain above-trend at 3.0%-3.5% in 2018. Easier financial conditions, reflecting buoyant risk assets and low interest rates, and fiscal stimulus in several advanced economies imply near-term tailwinds.

In the U.S., we look for above-consensus growth of 2.25%-2.75% in 2018. Tax cuts and higher federal spending are expected to boost growth. With unemployment likely to drop below 4%, we expect some upward pressure on wages and consumer prices, and core inflation to rise above 2% over the course of 2018. Under new leadership, the Fed is expected to continue tightening gradually; our baseline forecast calls for three rate hikes this upcoming year.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Short Duration Bond Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Short Duration Bond Portfolio’s Class I returned 1.26%, compared to a 0.84% return for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	T. Rowe Price Associates, Inc. began managing the Fund on May 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	10 Years

Fund’s Class I	1.26%	0.86%	1.48%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	0.84%	0.84%	1.85%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	1.46%	1.06%	1.35%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	0.84%	0.84%	0.96%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at T. Rowe Price manage the Fund’s investment strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high-quality, investment-grade securities, generally expecting to track the duration of the benchmark (plus or minus a half-year), as well as modest use of futures, forwards, and swaps. In addition to making active sector allocation and security selection decisions, we also monitor the Fund’s duration as part of our management of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates.

Sector allocation was the primary contributor to the Fund’s positive relative performance. Our strategic overweight allocation to short-dated, corporate bonds, both investment-grade and crossover bonds (i.e., bonds that are split rated on the lower end of the investment-grade credit ratings spectrum or the highest end of the non-investment-grade ratings spectrum), contributed to the Fund’s relative performance for the reporting period. Solid demand from investors looking for additional yield provided support for short-maturity corporate bonds. As a result, the Fund’s significant overweight to corporates provided a meaningful contribution to relative results. The Fund’s out-of-benchmark exposure to securitized sectors (asset-backed (ABS), MBS, and commercial mortgage-backed securities (CMBS)) also helped relative performance. CMBS, ABS, and MBS provide an incremental yield advantage over U.S. Treasuries. The securitized space continues to be supported by positive fundamentals on the heels of a strengthening U.S. economy, housing data, and positive consumer sentiment. Our corresponding underweight to U.S. Treasury securities helped relative returns, as risk assets rallied over the course of the reporting period.

Yield curve positioning further supported the Fund’s relative performance as our overweight allocation to the intermediate portion of the curve and modest out-of-benchmark exposure to longer maturities, which underperformed as the curve flattened over the reporting period on rising short-term rates and modest inflation expectations.

Security selection within investment-grade corporates was a modest drag on performance. Select bonds within the health care and automotive industries underperformed amid competitive pressures within the pharmaceutical industry and slowing auto sales data.

As of the end of the reporting period, the Fund held interest rate futures and currency forwards generating gross exposure of 28.2%. The Fund also held index credit default (CDX) swaptions at various points during the reporting period. The estimated return impact from employing currency forwards and options during the reporting period was negligible. Interest rate futures generated a loss of (0.15%).

Emerging Markets Debt Portfolio (managed by Ashmore Investment Management Limited)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Emerging Markets Debt Portfolio’s Class I returned 13.09%, compared to a 10.26% return for the broad-based, J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and 11.82% for the sector-specific Emerging Markets Debt Composite Benchmark.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on April 30, 2012 through December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on April 30, 2012 through December 31,

2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Year	Since Inception (4/30/12)

Fund’s Class I	13.09%	2.62%	4.14%
J.P. Morgan EMBI Global Diversified Index	10.26%	4.58%	5.94%
Emerging Markets Debt Composite Benchmark	11.82%	1.78%	2.86%

Fund’s Class P	13.32%	2.83%	4.35%
J.P. Morgan EMBI Global Diversified Index	10.26%	4.58%	5.94%
Emerging Markets Debt Composite Benchmark	11.82%	1.78%	2.86%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed both the broad-based J.P. Morgan EMBI Global Diversified Index and the sector- specific Emerging Markets Debt Composite Benchmark. The Fund invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and corporate issuers, and may be denominated in any currency, including the local currency of the issuer. We at Ashmore tactically manage exposure to emerging market sovereign external debt, local currency sovereign debt and corporate debt in seeking to maximize total return consistent with prudent investment management.

Over the reporting period, the Fund’s allocation to emerging markets sovereign external debt decreased marginally, starting the year at 58% and ending at around 56% of the Fund’s net asset value (NAV). During the same period, the Fund’s exposure to corporate debt decreased, starting the year at 7.5% and ending at around 6% of NAV. Finally, the Fund’s exposure to local currency debt increased, starting the year at 55% and ending at around 56% of NAV.

The Fund’s increasingly long position in local currency sovereign debt, overweight to emerging markets sovereign external debt, and off-benchmark allocation to corporate debt all contributed positively to the Fund’s absolute and relative returns over the reporting period. In the external debt space, the top contributors were Ecuador and Russia, while the top detractors were Venezuela and Mongolia. Security selection within local currency assets was the largest contributor to the Fund’s performance, owing notably to long positions in the Czech Krona and successful positioning ahead of important votes in South Africa and Chile. Overall, the largest country contributors to Fund performance were Ecuador, Russia, Czech Republic and Brazil. The largest country detractor over the reporting period was an overweight position in Venezuela. Positions in Mexico, Colombia and Malaysia also detracted from relative performance.

The Fund’s positions in derivatives are mainly in FX forwards – notably to hedge the FX exposure of some local currency bond positions, in interest rates swaps and total return swaps – for efficient portfolio management purposes.

Ecuador’s political transition continued unabated as President Luis Alberto Moreno pursued changes to the country’s political institutions and focused on his anti-corruption agenda. Russian and Brazilian corporate bonds were strong contributors to excess returns as these economies stabilized and corporations focused on de-leveraging their balance sheets. The Czech Krona was one of the strongest performers in the emerging markets foreign currency space last year, taking its cue from a resurgent Euro and benefitting from the removal of the currency floor that had been the central bank’s preferred stimulus policy until then. The Czech National Bank (CNB) ended up being the only European Central Bank (ECB) to hike rates twice during the reporting period. South Africa delivered strong returns on the back of Cyril Ramphosa’s election as the next African National Congress (ANC) president. Conversely, prices for Venezuelan debt dropped sharply towards the end of the reporting period in response to President Nicolas Maduro’s announcement of efforts to restructure/renegotiate outstanding debt early in November. This led to some underperformance in the Fund despite strong mitigants from security selection and trading strategies. Mexico lagged over the reporting period on the back of a combination of weaker growth reported and continued concerns about the outcome of the NAFTA renegotiations. Malaysia and Colombia performed better than expected, and the Fund’s underweight positions in these countries led to some modest underperformance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Comstock Portfolio (managed by Invesco Advisers, Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Comstock Portfolio’s Class I returned 17.76%, compared to a 13.66% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Invesco Advisers, Inc. began managing the Fund on June 1, 2010. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	10 Years

Fund’s Class I	17.76%	13.98%	7.68%
Russell 1000 Value Index	13.66%	14.04%	7.10%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	18.00%	14.21%	11.48%
Russell 1000 Value Index	13.66%	14.04%	11.63%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at Invesco focus primarily on the security’s potential for capital growth and income, emphasizing a value style of investing, seeking well-established, undervalued companies, which may be medium or large-sized companies. As financial markets tend to focus on short-term factors, stock prices often fail to reflect the intrinsic value of companies. We believe that longer-term investors can take advantage of pricing anomalies in financial markets by purchasing stocks of companies that are currently underpriced. We employ a strategy that aims to exploit these market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe that the market will recognize the value in these companies and will sell them as their stock price begins to reflect their intrinsic value.

Stock selection in and overweight exposure to financials was the largest contributor to the Fund’s relative performance. Notably, within large banks Citigroup and Bank of America performed well for the reporting period, outperforming the sector and benchmark. Within diversified financials, Ally Financial and Morgan Stanley were top performers. Banks performed well in the second half of the reporting period based on passing Comprehensive Capital Analysis and Review results, higher interest rates and expectations of lower corporate tax rates.

Strong stock selection in and an overweight to the information technology sector boosted the Fund’s relative performance for the reporting period. Notable contributors include hardware and equipment companies, NetApp Inc. and Cisco Systems Inc., software and services companies, eBay, PayPal and Microsoft Corp. and semiconductors and equipment company, Qualcomm Inc.

Stock selection in the energy sector was another driver of Fund performance, with Royal Dutch Shell PLC among the top contributors to relative performance. Not owning Exxon Mobil and Schlumberger were the largest drivers of relative return during the reporting period. A material underweight to the telecommunication services sector and having no exposure to the real estate sector, where we believe valuations are unattractive, also contributed to the Fund’s relative performance.

The Fund utilizes currency forward contracts to hedge foreign currency exposure. These instruments detracted from the Fund’s performance as the U.S. dollar weakened relative to the foreign currencies of the Fund’s non-U.S. holdings. The Fund’s cash position, while less than 3% on average, detracted from relative performance given the strong equity market.

Stock selection in the consumer discretionary sector detracted from the Fund’s relative performance. Notable detractors include Advance Auto Parts Inc., Target Corp. and Michael Kors Holdings Ltd. Fund holdings in the utilities sector underperformed those of the benchmark and detracted from relative performance. Not owning a well-performing index name, NextEra Energy Inc., was a drag on relative return.

As of the end of the reporting period, the Fund’s financials and energy positions were larger than the respective benchmark sectors because we have a favorable view of large banks within financials and a positive outlook for the long-term prospects of the Fund’s energy holdings.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Consequently, the Fund is expected to be more sensitive to broad moves within these sectors for the foreseeable future. Conversely, given the team’s emphasis on finding the most attractively valued stocks, the Fund is materially underweight utilities, telecommunication services and consumer staples and has no exposure to real estate because we believe these areas are overvalued.

Developing Growth Portfolio (managed by Lord, Abbett & Co. LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Developing Growth Portfolio’s Class I returned 30.21%, compared to a 22.17% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Effective October 31, 2016, the Fund changed its name from Small-Cap Growth Portfolio and some of its investment policies changed at that time. Lord, Abbett & Co. LLC began managing the Fund on May 1, 2014 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	10 Years

Fund’s Class I	30.21%	9.36%	5.33%
Russell 2000 Growth Index	22.17%	15.21%	9.19%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	30.47%	9.57%	6.42%
Russell 2000 Growth Index	22.17%	15.21%	10.92%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks to own small-capitalization growth companies that we at Lord Abbett believe have above-average long-term growth potential and that are strongly positioned in the “developing growth” phase, which we define as the period of swift development after a company’s startup phase when growth occurs at a rate generally not equaled by established companies in their mature years. These types of companies include companies that can transform markets through innovative products and services.

The leading contributor to the Fund’s relative performance during the reporting period was security selection in the information technology sector. Within this sector, the Fund’s holdings of Shopify, Inc., an operator of a multi-faceted cloud-based commerce platform utilized by businesses, contributed most. Shares of Shopify rose as its continued platform enhancements and better than expected new merchant growth fueled accelerated revenue growth and market share gains. Another contributor within this sector during the reporting period was the Fund’s position in Universal Display Corp., a developer of organic light emitting technologies. Shares of Universal Display appreciated as it reported faster than expected revenue growth, which was driven by iPhone and OLED TV market penetration.

Security selection within the health care sector also contributed to the Fund’s relative performance during the reporting period. Within this sector, the Fund’s holdings of Exact Sciences, Inc., a molecular diagnostic company, contributed most. Exact Sciences released results that displayed faster than expected adoption of its non-invasive colorectal cancer screener. The Fund’s holdings of Sage Therapeutics, Inc., a biopharmaceutical company, also contributed. Sage reported positive trial results for its post-partum depression and major depressive disorder therapy.

Additionally, security selection within the consumer discretionary sector was a major contributor to the Fund’s performance during the reporting period. Specifically, the Fund’s holding of Planet Fitness, Inc., an operator of fitness center franchises, contributed. Shares of Planet Fitness rose as it saw an increase in its Black Card Membership program, which carries a higher membership fee versus its traditional monthly membership.

The leading detractor from the Fund’s performance relative to the benchmark during the reporting period was security selection within the materials sector. Within this sector, the Fund’s position in AK Steel Holding Corp., an operator of steel making and metallurgical coal plants, detracted. Shares of AK Steel were adversely affected by increased raw material costs, which put near-term pressure on the company’s pricing and margins. Additionally, the lack of progress on an infrastructure spending bill and the current administration’s delay in prioritizing an investigation into steel imports’ impact on national security, were also headwinds. Another detractor within the sector was the Fund’s position in

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Cleveland-Cliffs, Inc., a mining and natural resources company. Shares of Cleveland-Cliffs declined as iron ore prices fell during the reporting period.

Security selection and an overweight in the financials sector were detractors from the Fund’s performance relative to the benchmark during the reporting period. Within this sector, the Fund’s holdings of WisdomTree Investments, Inc., an asset manager focused on exchange-traded products, detracted. WisdomTree fell precipitously as higher-than-expected compensation expense, pessimism around the company’s international business, and rising investor concerns about increasing industry pressure on fees weighed on the stock.

Dividend Growth Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Dividend Growth Portfolio’s Class I returned 19.07%, compared to a 21.83% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

T. Rowe Price Associates, Inc. began managing the Fund on May 1, 2010. The Fund changed its name from Diversified Research Portfolio, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	10 Years

Fund’s Class I	19.07%	14.60%	7.65%
S&P 500 Index	21.83%	15.79%	8.50%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	19.31%	14.82%	12.34%
S&P 500 Index	21.83%	15.79%	13.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at T. Rowe Price manage the Fund’s strategy by investing in equity securities of dividend paying companies that we expect to increase their dividends over time and also provide long-term appreciation. In selecting investments, we favor companies with one or more of the following: either a track record of, or the potential for, above-average earnings and dividend growth; a competitive current dividend yield; a sound balance sheet and solid cash flow to support future dividend increases; a sustainable competitive advantage and leading market position; and attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

An underweight to information technology, which by far was the best-performing benchmark sector during the reporting period, detracted from the Fund’s relative performance. Stock selection also weighed on returns. Lack of exposure to internet software and services names, which rallied in the benchmark, detracted from relative results. Despite delivering double-digit returns, management services company Automatic Data Processing (ADP) trailed its sector peers amid weak business bookings driven by uncertainty related to the future of the Affordable Care Act (ACA) and its migration to a software-as-a-service platform. While we trimmed our position, we continue to see value in the company given its leading industry position, stable business model, and strong free cash flow generation.

In the materials sector, stocks held in the Fund’s portfolio underperformed, most notably a position in Ball, a global manufacturer of metal food and beverage packaging products. Shares advanced but lagged the broader sector due to execution issues in transitioning operations between food-can facilities, which were interrupted by natural disasters. We remain constructive on the company as we believe it is poised to accelerate earnings and free cash flow, driven by synergies from its recent acquisition of its largest competitor, Rexam.

Consumer discretionary holdings also weighed on the Fund’s relative performance, due to security selection. Lack of exposure to internet and direct marketing retailers detracted from the Fund’s performance. Overall, we continue to think that certain companies in the sector have the potential for consistent, durable earnings growth at broadly favorable risk/reward profiles. We prefer companies that demonstrate pricing power in their industries and provide products or services at a good value. Our largest industry weight is in media, where we hold companies that produce or distribute content and generate strong free cash flows, much of which is returned to shareholders in the form of dividends.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

In contrast, the health care sector was by far the largest contributor to the Fund’s relative performance, mainly due to stock selection. UnitedHealth Group outperformed, driven by continued operational strength from both its managed care and services businesses, as well as from increased optimism that lawmakers would pass legislation to lower corporate taxes during the latter part of the reporting period. We remain positive on the company given its leading industry position, high level of diversification, and strong growth potential in its Optum business. We continue to believe that health care is the most attractive of the traditionally defensive sectors.

Our underweight to the energy sector contributed to the Fund’s relative performance, along with stock selection in the sector. Energy was the second-worst sector performer in the benchmark during the reporting period, amid heightened investor concern that U.S. production growth will continue to weigh on oil prices over the long term. Occidental Petroleum outperformed, driven by solid operational execution from its Permian assets and higher oil prices during the second half of the reporting period. We continue to like the company for its strong balance sheet, diversification of cash flow generation, and attractive dividend yield. We remain underweight the energy sector relative to the benchmark. We continue to expect that over the long term, energy prices will remain muted due to higher global oil supply driven by strong North American production growth. Lack of exposure to the telecommunication services sector also bolstered relative returns. The sector was the weakest performer in the benchmark during the reporting period.

Equity Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Equity Index Portfolio’s Class I returned 21.48%, compared to a 21.83% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	10 Years

Fund’s Class I	21.48%	15.45%	8.19%
S&P 500 Index	21.83%	15.79%	8.50%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	21.72%	15.68%	12.91%
S&P 500 Index	21.83%	15.79%	13.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the S&P 500 Index. In accordance with BlackRock’s passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reflation trade in the U.S. gained steam in the first quarter of the reporting period. Macro data highlighted continued economic growth and a strengthening labor market, which supported the Fed’s decision to increase the Federal Funds rate by 0.25% in March, marking the second rate hike in the past six months. The Fed’s summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.

In the second quarter of the reporting period, political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9th and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials were an enduring source of negative market sentiment. One of the largest single day declines during this quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17th.

Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter of the reporting period. This backdrop pushed volatility to the lowest levels in recorded history, with the Chicago Board Options Exchange (CBOE) Volatility index averaging a record low of 10.94 in the quarter.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The U.S. economy continued to demonstrate strength throughout the fourth quarter of the reporting period. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that nominal third quarter GDP surged 4.1% year over year (YoY) and real GDP increased 2.3% YoY. This optimism was expressed throughout many soft indicators.

From a sector perspective, information technology was the strongest performer amongst U.S. large-capitalization stocks, while materials and consumer discretionary also drove positive returns during the reporting period. The telecommunication services and energy sectors had a negative impact on returns during the reporting period.

Focused Growth Portfolio (managed by Janus Capital Management LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Focused Growth Portfolio’s Class I returned 29.50%, compared to a 30.21% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	10 Years

Fund’s Class I	29.50%	16.48%	7.04%
Russell 1000 Growth Index	30.21%	17.33%	10.00%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	29.77%	16.73%	13.21%
Russell 1000 Growth Index	30.21%	17.33%	14.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. As part of the Fund’s investment goal in seeking long-term growth of capital, we at Janus seek companies that have clear, sustainable competitive moats around their businesses that should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. While a few companies in the Fund produced disappointing results during the reporting period, we remain confident about the competitive advantages and long-term growth potential of the companies in the Fund.

Stock selection in the health care sector detracted from the Fund’s relative performance during the reporting period, as did stock selection in and an underweight to the industrial sector. Our stock selection in the technology sector and an underweight to the consumer staples sector contributed to relative results.

The global biotechnology company Celgene Corp. detracted from the Fund’s performance. This company seeks to deliver innovative and life-changing drugs for the treatment of cancer and other severe immune, inflammatory conditions. We did not sell the position during the reporting period as we see the potential for strong growth ahead for Celgene’s blood-cancer-fighting Revlimid drug franchise and believe its additional pipeline products could further supplement this growth. We also appreciate management’s willingness to utilize free cash flow for share repurchases and product acquisitions.

Allergan also detracted from the Fund’s performance. We like the multi-specialty health care company’s dominant market positions in medical aesthetics and ophthalmology, and like that many of its products have a high cash pay component, making them less subject to government reimbursement.

Another detractor was General Electric. We sold the position during the reporting period to pursue companies we felt offered better growth potential.

SPS Commerce, which sells supply chain management software, also detracted from the Fund’s performance. We sold our position during the reporting period.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The Tractor Supply Company was another detractor. The company is an operator of rural tractor and farm supply stores. We sold the position during the reporting period to pursue other investment opportunities.

The gaming company Activision Blizzard contributed to the Fund’s performance. The company has developed several popular gaming franchises, and we believe the company will improve profitability of those franchises as gaming moves more heavily into a digital environment. We also believe that the gaming company has the potential to significantly improve monetization of recently acquired mobile gaming operator King Digital. King has been one of the few major mobile gaming properties that does not advertise. Given Activision’s history of managing key franchises well, we expect the company to be able to grow the business and have it contribute to revenues on the back of increased advertising. Furthermore, we like Activision’s aim of maximizing free-cash-flow generation.

The global card payment network Mastercard also contributed to the Fund’s performance. Mastercard connects consumers, financial institutions, merchants, governments and businesses, enabling them to use electronic forms of payment instead of cash and checks. We like Mastercard for its high return on invested capital business and growth potential as well as its strong balance sheet and quality management team. A majority of its revenues are generated outside the U.S., where many markets have a lower penetration of cards/electronic payments and are experiencing significantly faster electronic purchase volume growth.

Also benefitting the Fund’s performance was Microsoft. The company develops, manufactures, licenses, sells and supports software products. We liked the growth potential of its enterprise cloud platform, and also believe it will benefit as it continues to transition its software programs from a perpetual license model to a subscription based service.

Contributing to Fund performance during the reporting period was Alphabet. We believe the Internet search engine leader, which owns Google, is well positioned with a resilient core search business and optionality around YouTube, cloud computing, autonomous vehicles and hardware. The company is benefiting from the secular shift toward mobile, video, programmatic and cross-device advertising.

Another contributor to the Fund’s performance was Amazon. The online retailer offers a wide range of products, including books, music, computers, electronics, and home and garden. Amazon offers personalized shopping services, web-based credit card payment and direct shipping to customers. We believe the company’s competitive advantages of a low overhead cost structure, allowing an aggressive pricing structure, and faster shipping will cause consumers to shift an increasing amount of their general merchandise spending toward it. Given that roughly 90% of retail sales are still sold offline, we believe Amazon has significant opportunities ahead, particularly as they expand into new business lines and geographies.

We believe stock valuations are reasonable in the context of a low interest rate environment, but acknowledge that rising rates could pose a challenge for equity markets in 2018. That said, we like how our Fund is positioned if rates rise.

Many of our holdings underpin some of the most powerful secular growth themes in today’s economy: the shift from traditional brick and mortar shopping to online spending, the switch of enterprise software from on-premises to the cloud, a proliferation of connected devices in the home and business, the shift in autos from the combustible engine to electronic vehicles and a growing global middle class, to name a few. Innovative companies tied to such themes should be able to demonstrate resilient earnings growth, which will be required to support valuations if rates rise.

Growth Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Growth Portfolio’s Class I returned 31.64%, compared to a 30.21% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	10 Years

Fund’s Class I	31.64%	16.14%	7.78%
Russell 1000 Growth Index	30.21%	17.33%	10.00%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	31.90%	16.37%	12.70%
Russell 1000 Growth Index	30.21%	17.33%	14.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. The strategy is an actively managed, research-driven growth fund. We, the MFS investment management team, build the Fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

Stock selection and, to a lesser extent, an overweight position in the technology sector contributed to the Fund’s performance relative to the benchmark. Within this sector, the Fund’s overweight positions in digital marketing and digital media solutions provider Adobe Systems and social media company Facebook aided relative results. Additionally, not holding a position in diversified technology products and services company International Business Machines (IBM) bolstered relative results.

Stock selection in the financial sector also benefited the Fund’s relative performance. Here, overweight positions in both global payments technology company Visa and debit and credit transaction processing company Mastercard buoyed relative results.

Security selection in both the consumer, cyclical and communications sectors further contributed to the Fund’s relative returns. Within the consumer, cyclicals sector, overweight positions in interactive entertainment developer Activision Blizzard and online retailer and web services provider Amazon.com contributed to relative performance. Within the communications sector, not holding a position in diversified entertainment firm Walt Disney supported relative results.

Stocks in other sectors that contributed to the Fund’s relative performance included not holding shares of technology and financial services conglomerate General Electric and an overweight position in paint and coating manufacturer Sherwin-Williams.

An underweight position and, to a lesser extent, security selection in the industrial sector detracted from the Fund’s relative performance. Within this sector, not holding shares of aerospace company Boeing and an overweight position in basic materials supplier for the infrastructure and construction industries Vulcan Materials detracted from relative results.

Elsewhere, an underweight position in strong-performing computer and personal electronics maker Apple, and overweight positions in apparel retailer Ross Stores, tobacco company Philip Morris International, biotechnology firm Celgene, eye care and skin care products company Allergan and retailer Tractor Supply (security not held at reporting period end), weighed on relative results. In addition, not holding shares of biopharmaceutical company Abbvie weighed on relative results.

The Fund’s cash and/or cash equivalents position during the reporting period detracted from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Large-Cap Growth Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Large-Cap Growth Portfolio’s Class I returned 33.69%, compared to a 30.21% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2013, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	10 Years

Fund’s Class I	33.69%	16.27%	7.30%
Russell 1000 Growth Index	30.21%	17.33%	10.00%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	33.96%	16.50%	13.58%
Russell 1000 Growth Index	30.21%	17.33%	14.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the BlackRock portfolio management team, seek to provide long-term growth of capital. We implement the Fund’s investment strategy by identifying and investing in companies for which the magnitude and/or duration of their future growth prospects are underappreciated by the market. In particular, we seek large-capitalization companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage.

On a sector basis, information technology and consumer discretionary were the prime contributors to the Fund’s relative performance during the reporting period. Internet software & services accounted for the majority of the outperformance in information technology, while internet & direct marketing retail holdings and an underweight to media drove gains within consumer discretionary. Stock selection and an underweight to the consumer staples sector also proved advantageous. Conversely, industrials and financials detracted from performance during the reporting period. Weakness among electrical equipment and professional services holdings, coupled with selection in and an underweight to aerospace & defense, hindered returns in industrials. Within financials, banks were the main drag.

In stock specifics, the top individual contributors to the Fund’s performance were the Chinese multi-national conglomerate Tencent Holdings Ltd. in information technology and electronic commerce company Amazon.com Inc. in consumer discretionary. Tencent outperformed after several quarters of accelerating revenue growth. The company exceeded expectations in almost every segment (payments, mobile games, advertising and cloud), giving further support to our thesis of multiple years of outsized growth ahead for its dominant WeChat communication platform. We maintain a material overweight in the company’s shares. Amazon outperformed as continued underperformance among traditional retailers focused investors on its share gain opportunities. The company delivered a series of strong earnings reports, with notable acceleration in North America, International, Prime and advertising. Further, Amazon Web Services continued its impressive growth. Our view remains that Amazon has many years of growth ahead and, accordingly, we maintain our overweight position.

Additional contributions to the Fund’s performance came from positions in Activision Blizzard Inc., in information technology Netflix Inc. in consumer discretionary and Alibaba Group Holding Ltd. in information technology.

The top detractors over the reporting period were Acuity Brands Inc. in industrials and Alexion Pharmaceuticals Inc. in health care LED-lighting specialist Acuity underperformed after a series of earnings disappointments due to an industry slowing in short-cycle projects and a stock and flow business under pressure (weak volume and pricing trends/outlook). The stock was sold by the end of the reporting period. Alexion underperformed during the year amid a host of negative headlines, including executive management departures, an investigation into the sales practices used to sell its flagship product Soliris, and ongoing concerns as it relates to the company’s dependence on and the durability of Soliris. Notwithstanding the year’s controversies, we maintain our position as we continue to believe consensus expectations for Soliris’s revenue duration are unreasonably bearish; new management is making progress at stabilizing operations, and we believe the valuation reflects extreme investor pessimism.

Underweight positions in Apple Inc. in information technology and Boeing Co.in industrials also detracted from the Fund’s performance, as did the position in Equifax Inc. in industrials.

The largest overweight in the Fund at the end of the reporting period was financials, followed by consumer discretionary, energy and materials. Industrials and consumer staples were the largest Fund underweights.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Large-Cap Value Portfolio (managed by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Large-Cap Value Portfolio’s Class I returned 13.95%, compared to a 13.66% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Effective December 5, 2012, ClearBridge Investments, LLC changed its name from ClearBridge Advisors, LLC.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	10 Years

Fund’s Class I	13.95%	12.97%	6.98%
Russell 1000 Value Index	13.66%	14.04%	7.10%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	14.17%	13.19%	11.40%
Russell 1000 Value Index	13.66%	14.04%	11.63%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the ClearBridge large-capitalization value team, utilize an interactive, research-driven approach to identify large-capitalization companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place an emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.

Relative to the benchmark, the Fund’s overall sector allocation contributed to performance for the reporting period. The Fund’s overweight position in the materials sector and underweight positions in the telecommunication services, health care and real estate sectors positively impacted its relative performance for the reporting period. Furthermore, security selection within the industrials, real estate, energy and financials sectors added to the Fund’s relative performance. In terms of individual holdings, the leading contributors to Fund performance included positions in Anthem, Illinois Tool Works, Honeywell International, Microsoft and TE Connectivity.

Relative to the benchmark, overall security selection detracted from the Fund’s performance. Specifically, stock selection within the consumer discretionary, materials and information technology sectors detracted from the Fund’s relative performance. On an individual holding basis, the leading detractors from Fund performance for the reporting period included positions in Teva Pharmaceutical, DISH Network, Oracle, Target and Halliburton.

During the reporting period, we established new positions in McCormick, PPG Industries and Oracle as well as acquired a position in British American Tobacco after the company purchased the Fund’s holding in Reynolds American. We exited our positions in General Electric, International Business Machines, Nuance Communications, SES SA, Target and Teva Pharmaceutical during the reporting period.

Quality remains at the core of our investment philosophy. With valuations fair to expensive and with an extra layer of uncertainty in the markets related to technological disruption, it is even more important to remain true to our style and be even more diligent in analyzing companies. We continue to focus on high-quality companies that have competitively advantaged business models and trade at attractive valuations. It remains our view that these types of equities are the best option for most investors over the long term.

Long/Short Large-Cap Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Long/Short Large-Cap Portfolio’s Class I returned 21.80%, compared to a 21.83% return for its benchmark, the S&P 500 Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on May 1, 2008 through December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	J.P. Morgan Investment Management Inc. became sole manager of the Fund on May 1, 2011. The Fund was co-managed with another firm before that date.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	Since Inception (5/1/08)

Fund’s Class I	21.80%	15.07%	8.46%
S&P 500 Index	21.83%	15.79%	9.39%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	22.04%	15.30%	12.25%
S&P 500 Index	21.83%	15.79%	13.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at JP Morgan continue to establish long equity positions in large market-capitalization (“large-cap”) securities that we believe will outperform the market and take short positions in large-cap equity securities that we believe will underperform the market.

On sector positioning, the primary contributors included energy, semiconductors and hardware, utilities, and health services and systems, while the pharmaceutical/medical technology, industrial cyclical, consumer staples and telecommunication services sectors detracted from performance. The Fund’s derivatives exposure did not have a meaningful impact on returns for the reporting period.

Among individual names, within health services and systems, an overweight position in UnitedHealth Group contributed to returns. The company successfully communicated the announcement of its new CEO as its long-positioned successor and reported solid earnings results throughout the year as better-than expected Medical Loss Ratios, higher investment income and strong earnings from its Optum unit buoyed performance. We continue to believe UnitedHealth can sustain differentiated double-digit earnings-per-share growth as a result of the positioning of its quality Health Plan assets and the high-growth, sophisticated tools offered by its Optum unit. Within the industrial cyclical space, an overweight position in Stanley Black & Decker contributed to performance. Shares rose after the company announced strong results for the organic growth of its tools segment and investors began to appreciate the potential benefits of its Craftsman product opportunity. We remain positive on the name for its effective capital deployment strategy and the potential for further margin expansion in its tools segment. In the energy sector, our overweight in Occidental Petroleum aided results. Shares rose as the company beat earnings expectations by a wide margin. Increased capital spending in both Enhanced Oil Recovery and in the Northern Delaware Greater Sand Dune Area is expected to increase production, leading the market to believe the company has more capacity than previously thought. We remain confident in the stock as the coupling of a positive mix shift and higher production pave the way for lower cash unit costs and strong volumes. Finally, within media, a short position in Omnicom added value. The company exhibited disappointing organic revenues as a result of fee pressures and relatively heightened exposure to slower-growing non-advertising businesses in its U.S. segment. We remain negative on expectations for further expected future margin degradation and fee compression.

Also at the security level, within pharmaceutical/medical technology, an overweight position in Allergan detracted from performance. News broke detailing an increased likelihood that a generic version of the company’s key eye care product, Restasis, will be launched earlier than expected. Topline weakness from peers also served as a broad-based headwind to the stock at various points during the reporting period. We were encouraged by the company’s earnings, as forward revenue guidance was reaffirmed and its earnings-per-share targets were increased. We remain positive on the company for its attractive capital allocation efforts and strong product pipeline. In the media sector, our overweight position in Disney detracted from performance as shares were choppy over the year. Mixed results in the third quarter of the reporting period, along with an announcement that the company would invest in an over-the-top streaming video service to be launched in 2019, weighed on shares over the summer. However, Disney recovered later in the year after it announced plans to buy a large portion of Twenty-First Century Fox’s business. We are positive on the deal as it should be financially accretive and will strengthen Disney’s content position and its direct-to-consumer presence. Within industrial cyclicals, our short position in Boeing negatively impacted performance. Management generated significant free cash flow by squeezing its supply chain, thereby refuting bears who had argued for free cash flow deterioration. More notably, global air traffic growth continues at above-average rates, leading management and some investors to doubt the long-term cyclicality of the aerospace industry. We continue to

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

think Boeing is overearning in the short-term as these free cash flow benefits do not seem to be sustainable, and we maintain our belief that the industry is cyclical. However, we have reduced our exposure in the near-term as these temporary benefits play out. Lastly, in pharmaceutical/medical technology, a short position in AbbVie weighed on performance. Its key Humira and Imbruvica products generated strong sales results throughout the year and demonstrated favorable price trends. We remain concerned about the pressures facing its Hepatitis C franchise and believe pricing headwinds are likely to emerge for Humira in the near-term.

We continue to believe earnings for the benchmark constituents will grow over the next year. Year-over-year comparisons will be more challenging but tax reform should act as a tailwind to the current late cycle growth environment. The energy sector has continued to stabilize and its improving profitability should contribute to overall earnings.

Main Street Core Portfolio (managed by OppenheimerFunds, Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Main Street Core Portfolio’s Class I returned 17.08%, compared to a 21.83% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	10 Years

Fund’s Class I	17.08%	14.59%	7.87%
S&P 500 Index	21.83%	15.79%	8.50%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	17.32%	14.82%	12.76%
S&P 500 Index	21.83%	15.79%	13.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the Oppenheimer Main Street team, strive to keep the Fund in an all-weather orientation. Volatility in the markets was unusually low during the reporting period. We expect heightened uncertainty to eventually return to the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies – with greater consistency and stability of revenue and earnings – leading to relatively better stock performance of those companies. We think focusing on companies with economic advantages and skilled management teams positions us well, should this environment come to pass. During times of economic volatility, such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

The Fund’s underperformance was the result of weaker relative stock selection in the industrials, health care, utilities, consumer discretionary, consumer staples, and materials sectors. The Fund outperformed the benchmark in the energy and financials sectors due to stock selection, and in the telecommunication services sector due mainly to an underweight position. The Fund outperformed in the information technology sector due to stock selection.

The top detractors from Fund performance included General Electric (industrials), PG&E (utilities), and AutoZone (consumer discretionary). General Electric underperformed during the reporting period and recently underwent a CEO change. During November, there was general investor disappointment regarding the aggressiveness of the restricting plan outlined by the new CEO. While largely anticipated, the company also announced a cut to its dividend. PG&E experienced pressure during the reporting period due to concerns that the company could potentially be at fault for some of the fires in northern California. As of the end of the reporting period, there had been no finding of fault or negligence. AutoZone’s underperformance has been driven by a deceleration in same store sales and the narrative that the deceleration was partially being driven by Amazon encroaching on the auto parts retail business. The stock has rebounded more recently after a stabilization of same store sales and lessening concerns about the health of the industry.

Top contributors to the Fund’s relative performance during the reporting period included Apple, PayPal Holdings, and Alphabet, each of which are in the information technology sector. Apple did well during the reporting period since reporting earnings results eased prior fears of mediocre

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

product acceptance. Sales of the new iPhone have been strong and the company has displayed pricing power as well. PayPal has continued to benefit from strong revenue growth driven by impressive customer acquisition and engagement. Alphabet (the holding company of Google) reported a solid set of results that fueled a rerating of the company. Alphabet continued to monetize its rich asset base steadily and thoughtfully.

At the end of the reporting period, the Fund had its largest overweight positions in the financials sector, and its most significant underweight positions in the information technology, real estate, utilities and consumer discretionary sectors.

Mid-Cap Equity Portfolio (managed by Scout Investments, Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Mid-Cap Equity Portfolio’s Class I returned 24.27%, compared to a 18.52% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Scout Investments, Inc. began managing the Fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	10 Years

Fund’s Class I	24.27%	16.24%	8.53%
Russell Midcap Index	18.52%	14.96%	9.11%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	24.52%	16.47%	11.12%
Russell Midcap Index	18.52%	14.96%	11.70%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at Scout manage the Fund’s strategy, which is keenly focused on individual stock selection, by investing Fund assets primarily in equity securities of companies with medium market capitalizations. We seek to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. The strategy favors stocks with positive cash flows, strong balance sheets, attractive valuations, and fundamental top down (macroeconomic or political changes) or bottom up (company-specific) catalysts to unlock that value, while selecting away from those stocks that the strategy perceives to be exposed to unnecessary risk factors.

Stock selection in eight out of eleven sectors contributed to the Fund’s outperformance during the reporting period, with positive contributions from the information technology, consumer discretionary, industrials, financials, materials, utilities, consumer staples, and health care sectors. The energy, real estate, and telecommunications sectors were a drag on overall stock selection during the reporting period.

Overall, sector allocation also contributed to the Fund’s relative performance during the reporting period with the overweight position in information technology having the largest positive impact, followed by underweight positions in telecommunication services and real estate. The Fund’s underweight position in the financials sector had the largest negative impact on performance during the reporting period. All other sectors had a minimal impact on relative performance. The Fund also experienced a small cash drag due to strong equity returns.

The health care sector’s performance benefited from a rally in ABIOMED, Inc., the Fund’s top contributor during the reporting period, as investors continued to appreciate their near monopoly market position in small cardiovascular pumps, and the growth potential of this business. DXC Technologies Co., was also a positive contributor during the reporting period, as cost reductions continued following its merger with Hewlett Packard Enterprise Services. DXC capped the reporting period with a quarterly report that beat expectations on both cost controls and revenue. Growth in digital solutions also provided upside. Arista Networks, Inc. posted strong performance during the reporting period as they continued to take market share in the cloud switching market, a critical infrastructure market that enables cloud computing, a popular and growing trend that helps corporations to cut information technology costs.

The detractors from performance during the reporting period were all in the energy sector, namely U.S. Silica Holdings, Inc., Pioneer Natural Resources Co., and TechnipFMC PLC. U.S. Silica suffered as sand mining capacity increased in the Permian Basin of Texas. U.S. Silica’s own plans for capacity expansion also hurt investors’ sentiment regarding the stock, when an aggressive capital spending plan was announced on a

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

quarterly conference call. Finally, angst about customers shifting to lower-priced sand grades hurt the stock. Pioneer Natural Resources was hurt by a newly discovered water pressure issue in the Permian Basin, found only in areas where there are numerous legacy vertical wells in production. Since some of Pioneer’s best acreage is found in this region, the stock suffered despite engineering solutions implemented by Pioneer. In addition, well costs will increase due to increased engineering, thus lowering the return on investment. TechnipFMC provides energy services for the subsea, surface, onshore, and offshore oil and gas projects, including construction services for onshore and offshore projects, and hardware for subsea oil and gas gathering systems. TechnipFMC suffered as lower oil prices and a slow start to the integration of the Technip and FMC merger strained results in the first half of the reporting period. A slow start at the freshly combined company raised doubts about the ultimate deal synergies. However, second-half new business wins helped improve confidence in the company and the stock late in the reporting period.

Mid-Cap Growth Portfolio (managed by Ivy Investment Management Company)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Mid-Cap Growth Portfolio’s Class I returned 27.49%, compared to a 25.27% return for its benchmark, the Russell Midcap Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Ivy Investment Management Company began managing the Fund on November 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	10 Years

Fund’s Class I	27.49%	13.02%	7.20%
Russell Midcap Growth Index	25.27%	15.30%	9.10%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	27.74%	13.25%	7.51%
Russell Midcap Growth Index	25.27%	15.30%	11.59%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. In selecting investments, we at Ivy maintain the Fund’s strategy by primarily emphasizing a bottom-up approach with a focus on issues with medium market capitalizations that we believe have the potential for strong growth and increasing profitability, attractive valuations and sound capital structures. Our investment process also includes a review of the macroeconomic environment.

The top four sectors that contributed positively to the Fund’s performance were information technology, consumer staples, consumer discretionary and health care. The sectors that detracted from the Fund’s performance were materials, energy and financials. Industrials were neutral to the Fund’s performance. The Fund had no exposure to real estate, telecommunication services and utilities, which was a negative as all of these sectors provided strong returns for the index. The Fund’s cash position had no real impact on the Fund’s performance and equity options detracted from the Fund’s performance by 0.14%.

Stock selection was important for performance, especially in the information technology and consumer staples sectors. Sector allocation was a minor contributor, with information technology, consumer discretionary and consumer staples providing the greatest positive returns, helping to offset the negative allocation related to the Fund’s energy exposure. The Fund’s financials and energy holdings posed the biggest challenges to performance during the reporting period. The Fund held an overweight position in financials relative to the benchmark’s position, which posted strong returns. The performance of the Fund’s financials names fell well short of the benchmark, detracting significantly from overall Fund performance. The issues were two-fold: the Fund’s bank holdings struggled to perform, and, in fact, both First Republic Bank (a financial institution located in the U.S.) and Signature Bank (a financial institution located in the U.S.) posted negative returns for the reporting period; and the Fund had little exposure to the very strongly performing capital markets stocks. Materials sector performance was related to stock underperformance relative to the benchmark, as the Fund was underweight this underperforming group.

The top three securities contributing to the Fund’s relative performance for the reporting period were Mercadolibre, Inc. (an Argentine company incorporated in the U.S. that operates an online commerce platform), Grubhub, Inc. (an online and mobile food-ordering company located in the

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

U.S.) and Intuitive Surgical, Inc. (a robotic-assisted technology manufacturer located in the U.S.), Align Technology, Inc. (a global medical device company located in the U.S.) and Mobileye Nv (a global leader in the development of vision technology headquartered in Israel). The top three securities detracting from the Fund’s relative performance for the reporting period were Pandora Media, Inc. (a music streaming service located in the U.S.), Noble Energy, Inc. (an energy company located in the U.S.) and Chipotle Mexican Grill (a restaurant chain located in the U.S.). Not owning Nvidia Corporation, which performed well for the benchmark, was a significant opportunity cost for the Fund during the reporting period.

The Fund’s objectives in using derivatives during the reporting period included gaining exposure to certain companies, liquidity enhancement for entering and exiting equity positions and hedging market risk on equity securities. To achieve these objectives, the Fund utilized options, both written and purchased, on both individual equity securities and index products.

Mid-Cap Value Portfolio (managed by Boston Partners Global Investors, Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Mid-Cap Value Portfolio’s Class I returned 15.46%, compared to a 13.34% return for its benchmark, the Russell Midcap Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on January 2, 2009 through December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Boston Partners began managing the Fund on April 28, 2015, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	Since Inception (1/2/09)

Fund’s Class I	15.46%	13.59%	13.80%
Russell Midcap Value Index	13.34%	14.68%	16.26%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	15.69%	13.82%	9.97%
Russell Midcap Value Index	13.34%	14.68%	11.82%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the management team at Boston Partners, invest primarily in mid-capitalization U.S. companies that we identify as possessing low valuation, strong fundamentals (high quality) and improving business momentum. We focus on various value characteristics such as price-to-earnings ratio, book value and free cash flow yield. We also analyze potential portfolio companies’ operating and financial fundamentals such as return on equity, return on assets, and expected earnings growth. Securities are selected based on a continuous quantitative and fundamental study of these trends in industries and companies, including the anticipated earnings and cash flows relative to expectations.

The Fund was up significantly for the reporting period, outperforming the benchmark by over 2%. Primary areas of strength included sector allocation, where our overweight to technology and health care and our underweight to real estate investment trusts (REITs) and communications aided returns. Stock selection in the consumer non-durables, technology, and health care sectors was also quite strong. Consumer non-durables holding, Activision Blizzard, was up significantly for the reporting period as the company’s titles sold well, margins benefitted from increased internet distribution, and its emerging sports league business attracted significant capital from well-known investors. In technology, the Fund’s holdings in computer equipment and internet services names did well. IAC/InterActiveCorp climbed over 88% for the reporting period and NetEase Inc. and DXC Technology both returned over 60% as the companies consistently exceeded investors’ expectations throughout the reporting period. Health care sources of return were diverse, including life sciences tools company Bruker, medical supplies company Becton Dickinson, and contract research company ICON. However, gains were somewhat offset by losses in consumer services and utilities. Auto parts retailer Advance Auto Parts declined significantly during the reporting period as the company’s turnaround plan stalled due to declining sales, and electric utility PG&E was pressured due to the California wild fires. We eliminated both positions during the reporting period.

Some of our strong performers for the reporting period consolidated in the fourth quarter. Video game company Activision Blizzard, on-line travel agency Expedia, and internet retailer eBay sold off in November, pressuring fourth quarter returns. We continue to hold these positions and believe they are poised for a rebound. Despite negative returns on an absolute basis for much of the reporting period, the energy sector rallied in

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

the fourth quarter. Stock selection in the energy sector was a strong contributor to relative performance, driven by the strategy’s exploration & production holdings, notably Diamondback Energy. Diamondback exceeded production expectations during the third quarter as the company brought on new wells in the oil rich Permian Basin region. Selection among technology companies also contributed positively, as computer storage equipment company NetApp, Inc. and IT services company DXC Technology performed well. Both companies are driving operating margins higher through cost-reduction programs.

Small-Cap Equity Portfolio (co-sub-advised by BlackRock Investment Management, LLC and Franklin Advisory Services, LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Small-Cap Equity Portfolio’s Class I returned 8.72%, compared to a 7.84% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC and Franklin Advisory Services, LLC began co-managing the Fund on May 1, 2010, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	10 Years

Fund’s Class I	8.72%	12.47%	8.82%
Russell 2000 Value Index	7.84%	13.01%	8.17%

	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	8.94%	12.69%	9.92%
Russell 2000 Value Index	7.84%	13.01%	10.09%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund is co-sub-advised by BlackRock and Franklin. The following are separate discussions from each co-sub-adviser.

BlackRock

We at BlackRock maintain our portion of the Fund’s strategy by investing in small-capitalization equity securities that are included in the benchmark, the Russell 2000 Value Index, or have economic characteristics similar to the securities included in the benchmark.

The reflation trade in the U.S. gained steam in the first quarter of the reporting period. Macro data highlighted continued economic growth and a strengthening labor market, which supported the Fed’s decision to increase the Federal Funds rate by 0.25% in March, marking the second rate hike in the past six months. The Fed’s summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.

In the second quarter of the reporting period, political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9th and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials were an enduring source of negative market sentiment. One of the largest single day declines during this quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17th. Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter of the reporting period. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility index averaging a record low of 10.94 in the quarter.

The U.S. economy continued to demonstrate strength throughout the fourth quarter of the reporting period. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that nominal third quarter GDP surged 4.1% YoY and real GDP increased 2.3% YoY. This optimism was expressed throughout many soft indicators.

From a sector perspective, health care generated the strongest return in the index, while industrials and utilities also drove positive returns during the reporting period. In contrast, the telecommunications services, energy, and consumer staples sectors experienced negative returns.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Franklin

The Franklin-managed portion of the Fund employs a bottom-up stock selection process. As a result, our portion of the Fund frequently contains sector and security allocations that are significantly different than those of the index.

We at Franklin seek to invest our portion of the Fund in small-capitalization companies that we believe are selling below their underlying worth and have the potential for capital appreciation. Our strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out-of-favor with other investors. We select securities without regard to benchmark comparisons, and we aim for long-term results.

Relative to the benchmark, stock selection in the information technology, consumer discretionary and consumer staples sectors aided performance. Our portion of the Fund’s best-performing stocks on a contribution-to-return basis were MKS Instruments, BRP and Simpson Manufacturing. MKS Instruments provides subsystems solutions and instruments to the semiconductor and other advanced manufacturing industries. During the reporting period, MKS benefited from strong industry trends, while its operating model improvements drove its target profitability progressively higher. These factors, combined with the firm’s diversification away from semiconductors through the acquisition of laser manufacturer Newport and the paydown of its debt, led to higher market valuations. BRP is a leading manufacturer of power-sport vehicles and equipment, primarily for the off-road, snowmobile, and personal watercraft markets. BRP reported strong financial performance during the reporting period, exceeding earnings-per-share estimates and raising its full-year outlook. New product introductions of side-by-side off-road vehicles and significantly weakened competition drove sales and market share gains. BRP also completed a large share repurchase program, which materially reduced its share count, and initiated its first-ever quarterly dividend, signaling confidence in its business model. Simpson Manufacturing, a manufacturer of building products, saw its share price appreciate during the reporting period due to continued demand from its principal end market, residential housing. Increased volume allowed Simpson to expand its margins, which led to higher profits. Simpson also announced a long-term operational plan in October 2017. The plan calls for Simpson to expand margins through cost cuts, better free cash flow from improvements in inventory management and increased returns to shareholders from a combination of dividends and share repurchases.

In contrast, stock selection in the industrials and materials sectors hindered results. Our portion of the Fund’s cash position also weighed on relative performance. Detractors from absolute performance included Oil States International, Aspen Insurance Holdings and Photronics. Oil States International is a provider of onshore and offshore well completion services, as well as deep-water connection products and services. Strong demand for onshore well completion products was unable to compensate for weaker-than-expected orders in its more profitable offshore products business, due to low crude oil prices that persisted throughout most of the reporting period. Shares of Aspen Insurance Holdings, a global insurance and reinsurance provider, declined due to above-average catastrophe losses from hurricanes and earthquakes in the third quarter of the reporting period, as well as disappointing expense management amid a challenging pricing environment. Additionally, as a company domiciled in Bermuda, management has indicated that U.S. tax reform will modestly hurt results, which compares unfavorably to domestic U.S. insurance peers that will largely see tax reductions. During the reporting period, management engaged a consultant to improve its operational efficiency. While the announced efficiency plan is perceived by analysts to be a step in the right direction, the timeline to achieving the full $80 million in projected cost savings in 2021 was longer than expected. Photronics is a leading manufacturer of photomasks for the semiconductor industry. During the reporting period, Photronics experienced challenges due to a key customer losing market share, expiration of a supply agreement with Micron Technology (not a Fund holding) one year after the dissolution of their joint venture, and another important customer taking high-margin work in-house. These factors and the substantial investment that Photronics is making in China, which is set to materially reduce the cash buffer on its balance sheet, led to lower market valuations.

We initiated several new positions during the reporting period including, among others: Reliance Steel and Aluminum, a metal services center; Plexus, an electronic manufacturing company; Glacier Bancorp, a regional bank holding company providing commercial banking services; Highwoods Properties; a real estate investment trust company; and Titan International, a manufacturer of tires and wheels for agriculture and other off-highway equipment. We added to existing positions including, among others: Brinker International, an owner/operator and franchiser of restaurants, Rowan, an offshore drilling contractor; and Old Republic International, an insurance holding company.

We exited positions including, among others: Sensient Technologies, Arthur J Gallagher & Company, MSA Safety, Cubic and Orbcomm. We reduced positions including, among others: the aforementioned MKS Instruments, Gerresheimer, Hill-Rom Holdings, Steris and Maple Leaf Foods.

Small-Cap Growth Portfolio (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Small-Cap Growth Portfolio’s Class P returned 18.69%, compared to a 22.17% return for its benchmark, the Russell 2000 Growth Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on October 28, 2016 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	Since Inception (10/28/16)

Fund’s Class P	18.69%	26.22%
Russell 2000 Growth Index	22.17%	29.33%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at Rothschild implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Growth stocks outperformed their value counterparts, and in general, economically sensitive stocks outperformed defensive stocks.

Leading sectors in the Fund included materials, health care, and industrials. Conversely, energy, telecommunication services, and consumer discretionary detracted from the Fund’s performance. Sector allocation was moderately negative, mostly due to the Fund’s cash position. While any cash position in the Fund are generally modest and operational (i.e., available to meet redemptions) in nature, rather than any conscious attempt to hedge market risk, even this modest cash position provided a drag in an up markets during the reporting period. A small underweight position in telecommunication services and a minor overweight position in consumer discretionary provided lesser headwinds. Modest underweights to real estate, financials, and consumer staples provided tailwinds. While we were able to add value in the fourth quarter, stock selection was negative for the reporting period, particularly in information technology. Detractors also included consumer discretionary and, to a lesser degree, energy stocks. Strong contributors included industrials, health care, and materials.

Turning to individual stocks, our top contributors included Nektar Therapeutics (up 386.7%). The pharmaceutical company’s immuno-oncology drug demonstrated sustained response rates in treating renal cell carcinoma and melanoma, as well as new positive non-small cell lung cancer response rate data. Nektar also reported that the Food & Drug Administration (FDA) will allow the company to file its New Drug Application (NDA) for its non-opioid painkiller drug requiring only one pivotal study vs. the normal standard of two. Puma Biotechnology (up 222%), another pharmaceutical company, rose sharply after a positive vote for approval of its breast cancer drug from the FDA’s Advisory Committee, which consists of doctors and cancer experts. Video game company Take-Two Interactive Software (up 47.9%) reported a string of better than expected results and raised guidance driven by continued strong demand for its Grand Theft Auto V and NBA 2K titles, increased visibility into its new game pipeline, and continued uptake of higher margin direct downloaded content.

Our detractors included Cardtronics (down 66.1%), which a series of seemingly transitory negative developments, including market structure changes which could impact the information technology service company going forward. Synchronoss Technologies (down 65.3%) a cloud software company, was pressured as the company announced that the recently appointed CEO and CFO were abruptly leaving the company and its results were going to be significantly lower than expected. Xperi Corp (down 43.2%), a technology licensing company, despite ultimately coming to a global settlement with Broadcom in December, the stock was under pressure throughout the reporting period due to consistent settlement delays along with an inability to re-sign a large DRAM (an online database of recorded American music) customer that resulted in filing an infringement lawsuit.

Though market valuations for major market indices are above average, we believe that the economic backdrop continues to be largely favorable.

Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Small-Cap Index Portfolio’s Class I returned 14.06%, compared to a 14.65% return for its benchmark, the Russell 2000 Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	10 Years

Fund’s Class I	14.06%	13.56%	8.23%
Russell 2000 Index	14.65%	14.12%	8.71%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	14.29%	13.79%	10.24%
Russell 2000 Index	14.65%	14.12%	10.52%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Index. In accordance with BlackRock’s passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reflation trade in the U.S. gained steam in the first quarter of the reporting period. Macro data highlighted continued economic growth and a strengthening labor market, which supported the Fed’s decision to increase the Federal Funds rate by 0.25% in March, marking the second rate hike in the past six months. The Fed’s summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.

In the second quarter of the reporting period, political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9th and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials were an enduring source of negative market sentiment. One of the largest single day declines during this quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17th.

Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter of the reporting period. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility index averaging a record low of 10.94 in the quarter.

The U.S. economy continued to demonstrate strength throughout the fourth quarter of the reporting period. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that nominal third quarter GDP surged 4.1% YoY and real GDP increased 2.3% YoY. This optimism was expressed throughout many soft indicators.

From a sector perspective, health care generated the strongest returns in the small-capitalization universe, followed by the industrials and materials sectors. The energy sector was the only negative performer during the reporting period.

Small-Cap Value Portfolio (managed by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Small-Cap Value Portfolio’s Class I returned 8.65%, compared to a 7.84% return for its benchmark, the Russell 2000 Value Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

AllianceBernstein L.P. (“AB”) became sole sub-adviser of the Fund on October 30, 2015. AB was co-sub-adviser of the Fund from May 1, 2014 through October 29, 2015 and some investment policies changed during that time. Another firm managed the Fund before May 1, 2014.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	10 Years

Fund’s Class I	8.65%	13.52%	9.38%
Russell 2000 Value Index	7.84%	13.01%	8.17%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	8.87%	13.75%	10.56%
Russell 2000 Value Index	7.84%	13.01%	10.09%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at AllianceBernstein maintain the Fund’s investment objective by seeking long-term growth of capital. The Fund seeks undervalued small-capitalization stocks with attractive long-term earnings prospects. Small-capitalization stocks offer greater opportunity for fundamental stock selection since they’re covered by fewer industry analysts. The Fund invests primarily in a portfolio of equity securities of small-capitalization U.S. companies.

During the reporting period, the Fund rose in absolute terms and outperformed its benchmark. Overall security selection contributed to the Fund’s performance, mainly because of the Fund’s financial, industrials, technology and consumer staples holdings. Stock selection in the consumer-discretionary and healthcare sectors partly offset the gains.

Overall sector allocation had a positive effect on the Fund’s performance during the reporting period. An overweight position in industrials and underweights in real estate and financials contributed to the Fund’s performance. An overweight to energy detracted from the Fund’s performance.

Networks communication equipment supplier Extreme Networks was among the top contributors for the reporting period after reporting revenues and earnings that exceeded expectations. The company recently acquired several businesses at attractive valuations and is realizing better-than-expected cost savings as it integrates them. Wire and cable manufacturer General Cable’s shares increased as it announced that it would be acquired by Prysmian Group for $30 a share. General Cable had announced earlier in the summer that it would review strategic options, including a sale of the company. Contract healthcare research provider Icon was also among the top contributors. The market was positively surprised when the company reported strong business growth from a broad base of clients, alleviating market anxiety about the company’s dependence on key customer Pfizer.

Internet floral and gifting retailer FTD Companies detracted from the Fund’s performance for the reporting period after reporting weaker-than-expected revenues and profit margins. Investors have been awaiting the company’s new strategic plan, which was unveiled early in 2018. Energy exploration and production company QEP resources also detracted from performance as investors showed concern about the price the company paid for its recent acquisition in the Permian Basin and remained cautious about its ability to create value with this acquisition.

Value Advantage Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Value Advantage Portfolio’s Class I returned 14.32%, compared to a 13.19% return for its benchmark, the Russell 3000 Value Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	Since Inception (4/30/13)

Fund’s Class I	14.32%	11.91%
Russell 3000 Value Index	13.19%	11.87%

Fund’s Class P	14.55%	12.13%
Russell 3000 Value Index	13.19%	11.87%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The cornerstone of JP Morgan’s investment philosophy for this Fund is the belief that companies possessing the ability to generate significant free cash flow and effectively allocate capital to create growth in value per share may, over the long-term, outperform stock market averages. We at JPMorgan seek to discover companies that offer the greatest potential against their current market value. While many companies may be considered cheap, our research process helps us to eliminate those that do not possess the characteristics of a sound, long-term business and to identify those that we feel have been underrated or overlooked by the market.

We employ a bottom-up approach to stock selection, constructing the Fund based on company fundamentals and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount, enabling the Fund to provide long-term total return through a combination of income and capital gains.

The combination of strong stock selection and an underweight allocation to energy was the biggest contributor to the Fund’s performance during the reporting period, while stock selection in the consumer staples sector was the biggest detractor from results.

The primary driver of outperformance was strong stock selection in industrials. It’s partially a story about what we did not own rather than what we did own. One such example is General Electric, a name we did not own that has a large benchmark weight, has been going through a still unproven transformation of its business. Perhaps more interesting is the fact that what had been the single largest detractor from performance in 2016, our positioning and underweight allocation to energy, was a strong contributor to performance during the reporting period. Our preference for refiners has served us well as we like that they generate high levels of free cash flow and management teams tend to be more disciplined about capital allocation in this part of the energy food chain. Our approach to this inherently volatile sector has not changed as we look to limit our exposure to companies with cyclical earnings patterns that are commodity dependent. Additionally, financials experienced strong returns during the reporting period amidst a favorable backdrop – prospects for higher rates, more lenient regulations and corporate tax reform. We continue to see the best opportunity set in financials, which explains why it is the largest absolute sector weight in the Fund. This large allocation has been helpful, as our top two stock-specific contributors to performance were from this sector, demonstrating the magnitude of the rally. Importantly, we are well-diversified across regionals, money centers, asset managers, consumer finance, and insurance companies. The top stock specific contributor was our position in financial services company Bank of America. In our view, Bank of America is a nice play on asset sensitivity, an eventual rebound in trading and growth in global wealth management, plus it has somewhat of a self-help expense element. Additionally, Bank of America has one of the cheapest and most loyal deposit bases among competitors.

Alternatively, the biggest detractor from the Fund’s performance was stock selection in consumer staples. Given continued topline and margin pressures brought upon by fierce competitive pressures, we are cautiously navigating the consumer sectors. In the Fund, Treehouse Foods, a private label food manufacturer, detracted from performance. This is more of an idiosyncratic story as we have observed a series of operational missteps. We continue to believe that private label penetration in the U.S. is poised to increase substantially, but we will certainly be sharpening our pencils to determine Treehouse Foods’ ability to benefit from this trend. Consumer discretionary has also been tricky to navigate; however, interestingly, weakness stems from media, not retail. Weak stock selection in media was due to our position in direct broadcast satellite service provider Dish Network, which has been pressured by cord-cutting fears and lack of clarity about spectrum monetization. We think Dish offers undervalued spectrum assets; we continue to be optimistic that CEO Charlie Ergen will find a successful monetization strategy.

Emerging Markets Portfolio (managed by OppenheimerFunds, Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Emerging Markets Portfolio’s Class I returned 34.52%, compared to a 37.28% return for its benchmark, the MSCI Emerging Markets Index (Net).

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	10 Years

Fund’s Class I	34.52%	4.93%	4.53%
MSCI Emerging Markets Index (Net)	37.28%	4.35%	1.68%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	34.78%	5.14%	3.43%
MSCI Emerging Markets Index (Net)	37.28%	4.35%	1.91%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the Oppenheimer Emerging Markets Equity team, are long-term investors in what we view as extraordinary companies that have massive competitive advantages and real options that manifest themselves over many years. While cyclical slowdowns can hurt all companies, extraordinary companies often emerge from difficult periods with even greater competitive advantages. This is because such companies tend to have the cash flow and balance sheet flexibility to invest in their businesses even during tough times. We believe our long-term, bottom-up focus allows us to take advantage of dislocations in the market and to buy these companies at compelling valuations. In selecting securities, the sub-adviser looks primarily for foreign companies in emerging markets with high growth potential.

The Fund underperformed the benchmark primarily due to stock selection in the consumer staples, real estate, consumer discretionary and energy sectors. The Fund’s average cash position was also a drag given the strong performance of the market. Outperformers included stock selection in the financials and industrials sectors, and an underweight position in the telecommunication services sector.

In terms of countries, an overweight position and stock selection in Russia detracted from performance, as did stock selection in India and South Africa. Stock selection in China and Taiwan contributed positively to performance. An overweight position in France also benefited the Fund’s performance on a relative basis.

Top detractors from Fund performance included Steinhoff International Holdings (consumer discretionary) (South Africa), Magnit (consumer staples) (Russia), and Novatek PAO (energy) (Russia).

Steinhoff International Holdings, the world’s second largest household products and furniture retailer, has been transforming itself into a vertically integrated, diversified global mass market retailer through acquisitions. The company doubled its sales over the last couple of years, which increased corporate structure complexities attributable to a growing number of businesses globally and its decentralized operating approach. However, concerns around unresolved legal and tax disputes along with recently reported accounting irregularities resulted in the resignation of the CEO and the Chairman of the Board, and a delay in reporting its fiscal year 2017 results. These events created a panic in the markets and resulted in a significant correction in the share price. An external auditor has been appointed to conduct an accounting review.

Magnit, a leading Russian food retailer, has been operating in a challenging environment. The relatively weak Russian economy has resulted in lower disposable income levels that have affected Magnit’s core consumer base. This, along with an increasingly intense competitive landscape and a major refurbishment program, led to weak operating results. We believe that fundamentals should begin to improve in 2018 as refurbished stores help drive sales growth and the consumer environment begins to improve.

Novatek experienced volatility in the first quarter as the overall global outlook on energy prices remains uncertain and talk of expanded U.S. sanctions have put further pressure on Russian stocks.

Top performing stocks for the Fund this reporting period included Tencent Holdings (information technology) (China), Alibaba Group Holding (information technology) (China), and Housing Development Finance Corporation (financials) (India).

Tencent Holdings is a dominant player in the Chinese consumer market, including gaming, messaging, payments and content. These business segments are seeing strong momentum and improving monetization. Advertising, a traditional source of revenues for most internet companies, has only recently started to make a significant contribution and we expect that revenue stream will continue to grow at a strong pace. While the company continues to invest in and refine existing business segments, it is also investing in new opportunities, including an international expansion and Artificial Intelligence. While we continue to have a high level of conviction in the stock, we have trimmed the position given the stock’s rise over the reporting period

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Alibaba, the Chinese e-commerce company, exceeded analyst expectations when it reported a rise in revenue in the third quarter. The company also raised its 2017 full year guidance for revenue growth. The company continues to monetize capabilities in e-commerce, along with expanding and fine tuning its ecosystem of mobile payments and cloud computing.

Housing Development Finance Corporation (HDFC) is the largest mortgage lender in India. The Indian housing market is deeply underpenetrated as is the use of mortgages, which prompted the Indian government to launch the Housing for All scheme in June 2015 with a target of constructing 20 million urban homes and 30 million rural houses by 2022. HDFC has benefited, and we believe will continue to benefit, from government-expanded subsidies on housing loans, bringing down the effective interest cost and leading to the improved affordability of home loans.

At the end of the reporting period, the Fund had its largest overweight positions in the consumer staples, health care, and consumer discretionary sectors, and its most significant underweight positions in the information technology, energy, and telecommunication services sectors.

On a country basis, the Fund had its largest overweight positions in Hong Kong, the U.K., and France, and its most significant underweights in South Korea, China, and Taiwan.

International Large-Cap Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the International Large-Cap Portfolio’s Class I returned 27.51%, compared to a 25.03% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	10 Years

Fund’s Class I	27.51%	7.37%	4.13%
MSCI EAFE Index (Net)	25.03%	7.90%	1.94%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	27.76%	7.58%	5.59%
MSCI EAFE Index (Net)	25.03%	7.90%	4.91%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at MFS use a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the Fund, we invest primarily in the securities of foreign issuers with large market capitalizations.

Strong stock selection in the financial sector contributed to the Fund’s performance relative to the benchmark. Within this sector, overweight positions in banking services provider DBS Group (Singapore) and insurance company AIA Group (Hong Kong) contributed to relative returns.

Stock selection in the consumer, non-cyclical sector also contributed to the Fund’s relative performance results. Within this sector, overweight positions in wine and alcoholic beverage producer Pernod Ricard (France) and pharmaceutical company Novo Nordisk (Denmark) contributed to relative performance.

An overweight position in the technology sector further contributed to the Fund’s relative returns, led by an overweight position in tourism and travel IT solutions provider Amadeus IT (Spain) and the Fund’s holdings of semiconductor manufacturer Taiwan Semiconductor (Taiwan) (security is not a benchmark constituent).

Stock selection in the consumer, cyclical sector also contributed to the Fund’s relative performance. Within this sector, the Fund’s holdings of online and mobile commerce company Alibaba Group (China) (security is not a benchmark constituent) and fast food restaurant operator Yum! China (China) (security is not a benchmark constituent), as well as an overweight position in luxury goods company LVMH (France), contributed to relative results. Stocks in other sectors that supported relative Fund performance included an overweight position in paint and specialty chemicals manufacturer Akzo Nobel (Netherlands).

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stock selection in the communications sector was a main detractor from the Fund’s relative performance. Within this sector, overweight positions in advertising and marketing firm WPP Group (U.K.) and advertising and broadcasting company ProSiebenSat. 1 Media (Germany) detracted from relative results.

Stocks in other sectors that detracted from the Fund’s relative performance included overweight positions in retailer Hennes & Mauritz (Sweden) (security not held at reporting period end), tobacco company Japan Tobacco (Japan), household products manufacturer Reckitt Benckiser (U.K.), pharmaceutical company Merck KGaA (Germany) and pharmaceutical and diagnostic company Roche Holding (Switzerland). Additionally, holdings of financial services firm Element Fleet Management (Canada) and investment holding company Global Brands Group (Hong Kong) also detracted from relative results. These two securities were not benchmark constituents and were no longer held by the Fund at the end of the reporting period.

The Fund’s cash and/or cash equivalents position during the reporting period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash detracted from performance versus the benchmark, which has no cash position.

International Small-Cap Portfolio (managed by QS Investors, LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the International Small-Cap Portfolio’s Class I returned 31.92%, compared to a 32.37% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) began managing the Fund. QS Batterymarch Financial Management, Inc., which was named Batterymarch Financial Management, Inc. prior to June 30, 2014 and which came under common management with QS Investors as of May 31, 2014, managed the Fund prior to that date.

Average Annual Total Returns for the periods ended December 31, 2017 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	31.92%	12.66%	4.90%
S&P Developed Ex-U.S. SmallCap Index	32.37%	12.12%	5.22%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	32.18%	12.88%	8.73%
S&P Developed Ex-U.S. SmallCap Index	32.37%	12.12%	7.62%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at QS Investors seek to maintain a well-diversified, style neutral portfolio with modest region and sector allocations versus the benchmark through the combination of bottom up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost efficient trading. We primarily invest in securities of companies with small market capitalizations that are located in developed, foreign countries. The Fund continues to invest in excess of 200 companies and generally expects to invest a significant amount of its assets in about the same number of non-U.S. countries as the benchmark.

Stock selection in the industrials and information technology sectors of continental Europe and in the materials sector in commodity-sensitive Australia, New Zealand & Canada was the primary detractor from relative return for the reporting period. Region and sector allocation overall was also a leading detractor from relative return, especially an underweight to continental Europe. The negative impact of an underweight to the telecommunications sector in that region was especially impactful, given that sector was one of the best performing within the benchmark. An overweight to developed Asia ex Japan was also a detractor, as that region underperformed the benchmark overall.

Australian mobile phone retailer Vita Group Limited was the primary detractor at the stock level, with a negative return of over 48% for the reporting period, suffering from the renegotiation of agreements with its partner Telstra. Other significant detractors included Athabasca Oil Corporation and Siemens Gamesa Renewable Energy S.A. Athabasca suffered as oil prices fell during the first half of the reporting period, while Siemens Gamesa struggled to integrate their two separate wind turbine businesses after merging them while the pricing environment also deteriorated in several key countries.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Our stock selection results contributed to Fund performance during the reporting period, most notably in Developed Asia ex Japan (South Korea, Singapore and Hong Kong) and the U.K., where the results in the consumer discretionary and consumer staples sectors were especially strong. Stock selection results also added significant value in Japanese financials, and in the materials sector in both Japan and continental Europe.

At the security level, Japan’s Tokai Carbon Co., Ltd, which manufactures material used in steel production and nuclear power, was the primary contributor with a return of over 280% in the Fund. The stock benefited from an increase in operating profit due to a combination of cost cutting and price increases, as well as the acquisition of SGL GE Carbon Holding LLC in November. ULVAC Inc. and Evotec AG were also leading contributors to the Fund’s performance, each returning over 100% for the reporting period. Ulvac continued to revise up sales and earnings guidance throughout the reporting period due to strong demand for its semiconductor production equipment used for flat panel display and photovoltaic manufacturing. Evotec enjoyed strong performance in the base business and increased revenues from milestones from the collaborations with Bayer in endometriosis and kidney diseases and Sanofi in diabetes.

An underweight to the materials sector in commodity-sensitive Australia, New Zealand & Canada contributed to the Fund’s relative performance, as that sector was an underperformer within the benchmark.

International Value Portfolio (managed by Wellington Management Company LLP)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the International Value Portfolio’s Class I returned 21.57%, compared to a 25.03% return for its benchmark, the MSCI EAFE Index (Net). Effective May 1, 2017, Wellington Management Company LLP assumed management of the Fund. The prior sub-adviser, J.P. Morgan Investment Management Inc., managed the Fund for the four-month period from January 1, 2017 through April 30, 2017.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Wellington Management Company LLP began managing the Fund on May 1, 2017, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	21.57%	5.82%	(0.69%)
MSCI EAFE Index (Net)	25.03%	7.90%	1.94%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	21.81%	6.03%	3.40%
MSCI EAFE Index (Net)	25.03%	7.90%	4.91%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class I underperformed the benchmark.

Wellington

Wellington Management Company LLP assumed management of the Fund on May 1, 2017. For the eight-month period of May 1, 2017 through December 31, 2017, the Fund’s Class I underperformed the benchmark. This Fund invests primarily in a diversified portfolio of equity securities of large non-U.S. companies that we at Wellington believe to be undervalued. We use a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that it believes are undervalued by the market.

The Fund benefitted from strong security selection within financials, industrials, and health care. Security selection within materials (Salzgitter, a German metals & mining company), energy (Gazprom, a Russian oil, gas & consumable fuels company), and consumer staples (Sainsbury, a British food & staples retailer) detracted from performance, as did a small cash position during these upward-trending markets. Further, sector allocation, a byproduct of our stock selection process, was additive to performance during the eight-month period. Our bias towards the more cyclical segments of the market such as energy, coupled with our bias away from defensive sectors such as health care, proved beneficial.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

On a country-by-country basis, security selection was additive to performance, particularly within Germany. An opportunistic allocation to Taiwan and an underweight to Australia also aided performance. Partially offsetting these results were security selection within Italy, Spain, and Japan, as well as an out-of-benchmark allocation to Canada.

Top contributors to benchmark-relative returns included an out-of-benchmark position in Air France-KLM (industrials/airlines, France) and a position in Deutsche Lufthansa (industrials/airlines, Germany). Both companies are leading airlines in Europe and benefitted from an accelerating macroeconomic backdrop and an undersupply within the industry. The stocks were up substantially during the eight-month period, and we sold them into strength.

Top detractors from relative performance included an out-of-benchmark position in Eldorado Gold (materials/metals & mining, Canada) and a position in Centrica (utilities/multi-utilities, U.K.). Eldorado is a Canada-listed gold producer with mines in Turkey, Greece, and Brazil. Challenges at Kisladag, Turkey’s largest gold mine and Eldorado’s flagship asset, weighed on the stock during the eight-month period given its slower-than-expected start to 2017, and subsequent decline in production. Increased political risks surfaced in Greece this June as the Ministry of Energy and Environment informed Eldorado they would seek arbitration over a gold mine. We initiated a position in Centrica, a British multinational utility company, at the beginning of the eight-month period. The stock was trading at a 15-year low based on relative price and valuation, and expectations were depressed. Further, there was pessimism surrounding the stock due to concerns of the post-Brexit regulatory environment. Despite the near term challenges, current valuations suggest that expectations may be too low, and we are willing to lean into the negative sentiment as we believe the stock has a lot of upside if things are not as negative as the market is pricing in. We continued to hold both stocks at the end of the eight-month period.

JP Morgan

J.P. Morgan Investment Management Inc. managed the Fund from January 1, 2017 through April 30, 2017. For that four-month period, the Fund’s Class I underperformed the benchmark. We at JP Morgan seek to add value to the Fund by capitalizing on what we believe are mis-valuations that arise within and across the world’s equity markets in seeking long-term capital appreciation. We do this by investing primarily in equity securities of relatively large non-U.S. companies that we believe to be undervalued, as identified by in-house valuation tools and research analysts. Our process is dominated by bottom-up stock selection. Our transparent and uniform investment philosophy drives all in-house research efforts and all investment decisions. Our investment philosophy has not changed since we began managing the Fund in 2011.

Derivatives are used to manage currency deviations relative to the benchmark, e.g., our stock selection process led us to be overweight Continental Europe during the four-month period, which in turn caused the Fund to be effectively overweight the Euro. In the four-month period we sought to reduce that Euro overweight through the use of currency forwards. We did not seek to add value via active currency management, but strived simply to reduce currency deviations versus the benchmark as a method of risk management. This means that currency does not materially add to or subtract value from the Fund relative to the benchmark. The currency exposure in the Fund was managed by our separate currency overlay team.

From a sector perspective, stock selection in energy, health care, technology – software and consumer non-durables had a negative impact on performance, while stock selection in banks, technology, semi-conductors, and media contributed to the Fund’s performance during the four-month period. Regionally, stock selection in Europe, including the U.K., and Canada detracted from performance, while stock selection in Japan and emerging markets aided.

At the stock level, Mitsui Fudosan, a leading Japanese property developer and investment company, detracted from the Fund’s performance during the four-month period. The real estate developer has been facing a slowdown in condo sales and meeting sales targets, which has also impacted condo prices, denting earnings further.

On the upside, Suzuki, the Japanese car maker, contributed positively to the Fund’s performance in the four-month period. Global production jumped double-digits from a year prior, and markets applauded the launch of the new Suzuki Swift, a key vehicle for Suzuki’s Indian market.

Health Sciences Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Health Sciences Portfolio’s Class I returned 23.97%, compared to a 21.83% return for the broad-based benchmark, the S&P 500 Index and a 23.13% return for the sector-specific benchmark, the Russell 3000 Health Care Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	23.97%	20.01%	14.72%
S&P 500 Index	21.83%	15.79%	8.50%
Russell 3000 Health Care Index	23.13%	17.99%	11.60%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	24.23%	20.27%	18.02%
S&P 500 Index	21.83%	15.79%	13.02%
Russell 3000 Health Care Index	23.13%	17.99%	15.85%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed both the broad-based S&P 500 Index and the sector-specific Russell 3000 Health Care Index. We at BlackRock construct the Fund through the implementation of a research-intensive, bottom-up, fundamental investment process. The Fund is balanced with exposure across all health care sub-sectors. During the reporting period, gains in the Fund’s relative performance were led by the health care providers & services and biotechnology sub-sectors, while the pharmaceutical and medical devices & supplies sub-sectors marginally detracted from performance.

The health care providers & services sub-sector was the largest contributor to the Fund’s relative performance to its healthcare benchmark, largely due to the overweight allocation to the managed care industry, which was one of the stronger industry performers in the sector during the reporting period. Some of the larger contributors in the Fund were UnitedHealth Group, Cigna, Centene, Aetna and Anthem, all of which were bolstered by the continued reporting of solid business results. The biotechnology sub-sector also was a large contributor to relative performance driven by effective stock selection. Some of the larger drivers were the positions in Alnylam Pharmaceuticals and Vertex Pharmaceuticals, both benefiting from positive clinical developments for candidate drugs. The Fund’s position in Sarepta Therapeutics also appreciated after the reporting of strong financial results driven by the continued launch of one of their new drugs. Lastly, the sizing of Celgene, overweight position for most of the reporting period, but scaled back to an underweight before reporting disappointing financial results in October, also aided relative performance.

While the underweight to Merck & Co. and Pifzer in the pharmaceuticals sub-sector contributed to the Fund’s relative performance, positions in several specialty pharmaceutical companies, namely Mylan, Allergan and Dermira, combined with several non-U.S. positions such as Roche, Sanofi and Merck KG&A, eroded these gains and led the sub-sector to be a detractor in aggregate. Similarly in the medical devices & supplies sub-sector, the health care equipment industry generated gains in relative performance led by C.R. Bard, which was acquired during the reporting period. However, the underweight to the life sciences tools industry, namely not owning Illumina, and the underweight to the health care supplies industry, largely driven by the underweight to Align Technology, eroded these gains and made the sub-sector a detractor in aggregate

At the end of the reporting period, the Fund’s largest overweight was the health care providers & services sub-sector due to the overweight to the managed care industry, neutral to the biotechnology and medical devices & supplies sub-sectors, although overweight the healthcare equipment industry, and underweight the pharmaceutical sub-sectors.

Real Estate Portfolio (managed by Morgan Stanley Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Real Estate Portfolio’s Class I returned 3.24%, compared to a 21.83% return for the broad-based S&P 500 Index and a 5.23% return for the sector-specific benchmark, the FTSE NAREIT Equity REITs Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Morgan Stanley Investment Management Inc. manages the Fund and used to do business in certain instances under the name Van Kampen, and managed the Fund under the Van Kampen name from the Fund’s inception until May 1, 2010.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	10 Years

Fund’s Class I	3.24%	8.21%	6.61%
S&P 500 Index	21.83%	15.79%	8.50%
FTSE NAREIT Equity REITs Index	5.23%	9.46%	7.44%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	3.44%	8.43%	7.87%
S&P 500 Index	21.83%	15.79%	13.02%
FTSE NAREIT Equity REITs Index	5.23%	9.46%	9.10%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed both the broad-based S&P 500 Index and the sector-specific FTSE NAREIT Equity REITs Index. We, the managers at Morgan Stanley, have maintained our core investment philosophy as a real estate value investor, which results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Fund to a group of companies that are focused in the ownership of high-quality malls, primary central business district (CBD) office assets, upscale hotels, and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of data center, net lease (freestanding commercial properties in the retail, office and industrial sectors that generate rental revenue under long term triple net lease agreements, i.e., require tenants to be responsible for all operating and capital expenditures), health care, and diversified assets.

REITs posted gains during the reporting period but underperformed the broader equity markets, as measured by the broad-based S&P 500 Index, as investors generally appeared to prefer investing in other sectors in what was perceived as a better growth environment. There has been a wide disparity of valuations with sectors grouped at premiums, near par and at significant discounts to net asset values. Premiums are sectors trading at premiums to net asset values that are either perceived to have defensive characteristics and/or provide higher dividends (net lease, health care) and/or sectors that typically benefit from secular demand growth of digital technology and e-commerce (industrial, data center); near par are sectors experiencing decelerating same-store net operating income growth due to conventional supply-demand factors (storage, hotels, apartment, office ex-NYC); and significant discounts are sectors experiencing extreme negative investor sentiment (NYC office and retail).

The Fund’s overweight exposure to the U.S. Class A mall sector continues to be out of favor due to concerns over the secular decline of malls, driven by the recent increase in announcements of department store closures and other retailer bankruptcies, increased market share from e-commerce and media headlines regarding select instances of mall debt defaults and prospects for more future defaults. While we acknowledge these issues as legitimate concerns in the retail sector, we believe that the market is not distinguishing between the impact of retail industry issues on the Class A malls (which continue to experience favorable strength in operating fundamentals and are expected to remain resilient amid a challenging retail environment) versus the impact on lower/medium-quality malls, which are facing challenges in backfilling vacant spaces and cash flow declines, thereby resulting in a significant valuation disparity between the public market valuation of high-quality malls versus the private market valuation of high-quality malls.

Overall for the reporting period, favorable bottom-up stock selection was more than offset by underperformance from top-down sector allocation relative to the sector-specific index. From a bottom-up perspective, the Fund achieved favorable relative stock selection in the mall and shopping center sectors. This was partially offset by stock selection in office and data center sectors. From a top-down perspective, the underweight to shopping centers and health care assets contributed to relative performance. This positive contribution was more than offset by the underweight to the data center, industrial and diversified sectors and overweight to Class A mall assets, which detracted from the Fund’s performance.

Technology Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Technology Portfolio’s Class I returned 38.78%, compared to a 21.83% return for the broad-based S&P 500 Index and a 37.78% return for the sector-specific benchmark, the S&P North American Technology Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on November 1, 2016 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	10 Years

Fund’s Class I	38.78%	11.08%	4.44%
S&P 500 Index	21.83%	15.79%	8.50%
S&P North American Technology Index	37.78%	21.68%	12.25%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	39.08%	11.32%	7.78%
S&P 500 Index	21.83%	15.79%	13.02%
S&P North American Technology Index	37.78%	21.68%	16.92%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed both the broad-based and sector-specific benchmarks. We at MFS manage the Fund as an all-cap technology portfolio that historically has sought diversification across three types of stocks: high quality durable growth, emerging growth, and issuers that have undergone positive change. The portfolio team leverages a deep bench of investment talent to drive a rigorous bottom-up stock selection process and identify the most attractive technology opportunities for the Fund on a global basis, with emphasis historically on the U.S.

Strong stock selection in the computer software industry was a primary contributor to the Fund’s performance relative to the broad-based benchmark. The Fund’s overweight holdings of software company Adobe Systems, customer information software manager Salesforce.com and communication and collaboration solutions provider RingCentral bolstered relative performance. Avoiding shares of poor-performing enterprise software products maker Oracle also aided relative returns.

An underweight allocation to the network & telecom industry contributed to the Fund’s relative performance. Here, the timing of the Fund’s ownership in shares of wireless communications software company QUALCOMM strengthened relative results.

Strong stock selection in the internet industry contributed to the Fund’s relative returns. Within this sector, the Fund’s holding of online and mobile commerce company Alibaba Group (China) (security is not a benchmark constituent) boosted relative performance.

Elsewhere, not owning diversified technology products and services company International Business Machines, and the Fund’s overweight holdings of information technology company DXC Technology, electronic equipment manufacturer Coherent (security not held at reporting period end) and video game maker Activision Blizzard, further contributed to the Fund’s relative returns.

The Fund’s allocation to both the cable tv and brokers & asset managers industries detracted from performance relative to the benchmark. Within the cable tv industry, the Fund’s holdings of cable and telecommunications company Altice (security is not a benchmark constituent) and cable services provider Comcast (security is not a benchmark constituent) detracted from relative returns. The Fund’s holdings of securities exchange services provider Nasdaq (security is not a benchmark constituent) within the brokers & asset managers industry also detracted from performance relative to the benchmark as the stock underperformed the benchmark during the reporting period.

Elsewhere, not owning strong-performing computer graphics processors maker NVIDIA and semiconductor company Micron Technology weighed on the Fund’s relative performance as both companies outperformed the benchmark during the reporting period. An underweight position in shares of computer and personal electronics maker Apple and software giant Microsoft dampened relative returns. Additionally, the Fund’s holding of semiconductor company NXP Semiconductors (security is not a benchmark constituent), detracted from relative results. The Fund’s overweight holding of technology company Alphabet also detracted from relative performance as the stock price underperformed the benchmark during the reporting period.

The Fund’s cash and/or cash equivalents position during the reporting period was also a detractor from the Fund’s relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash detracted from performance versus the benchmark, which has no cash position.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Currency Strategies Portfolio (co sub-advised by Macro Currency Group and UBS Asset Management (Americas) Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Currency Strategies Portfolio’s Class I returned -3.59%, compared to a 0.80% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on September 28, 2012 through December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any

Performance Comparison

(1)

UBS Asset Management (Americas) Inc. (“UBS”) and Macro Currency Group began co-managing the Fund on November 1, 2013. UBS was the sole sub-adviser to the Fund before that date. Prior to October 30, 2015, UBS was named UBS Global Asset Management (Americas) Inc.

(2)	Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	Since Inception (9/28/12)

Fund’s Class I	(3.59%)	1.95%	1.63%
Citigroup 1-Month U.S. T-Bill Index	0.80%	0.22%	0.21	%(2)

Fund’s Class P	(3.40%)	2.15%	1.83%
Citigroup 1-Month U.S. T-Bill Index	0.80%	0.22%	0.21	%(2)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund is co-sub-advised by MCG and UBS. The following are separate discussions from each co-sub-adviser.

MCG

We at MCG manage our overall portion of the Fund with a combination of systematic and discretionary sub components. The systematic sub component seeks to capture longer-term fundamental shifts in currency movements, as such its investment time horizon is typically twelve months. The discretionary component of our portion of the Fund applies a qualitative approach that seeks to identify and take advantage of macroeconomic themes that influence exchange rates over the medium-term (typically a two week to six-month horizon), a shorter time horizon than the systematic strategy. Both the systematic and discretionary approaches utilize non-deliverable currency forwards as part of our portion of the Fund’s investment strategy.

The discretionary sub-component of our portion of the Fund returned -4.91% over the course of the reporting period, while the systematic sub-component (including the systematic hedge) also detracted from the overall performance returning -2.30% resulting in an overall annual return of -7.42% . Performance of the strategy was heavily impacted by the outcome of European elections in the first half of the reporting period and the Sintra central bank offsite which heralded the beginning of policy normalization for several major central banks.

Over the course of the reporting period, we held various positions, both long and short, across the developed market currency universe primarily through the use of derivatives, including non-deliverable forwards. The main detractor from our portion of the Fund’s performance was a short position in the euro, which rallied significantly during the reporting period. Constructive outcomes in European elections, particularly France, coupled with the initiation of policy normalization by the European Central Bank helped drive the euro higher. Other short positions that detracted from performance were the Swiss franc and Swedish krona, as both currencies were lifted by the rising euro. On the long side our Japanese yen position also hurt performance as the Bank of Japan successfully maintained a weaker exchange rate than peers and our long U.S. dollar suffered due to U.S. dollar weakness over the course of the year. These losses were partially offset by long positions in peripheral European currencies including the British pound sterling and Norwegian krone, each of which benefitted from improving growth backdrops. A long position in the Australian dollar contributed to performance as it benefited from a positive risk appetite and buoyant global growth.

UBS

We at UBS seek to implement our portion of the Fund’s strategy by gaining positive (or long) exposures to currencies that we believe are undervalued and negative (or short) exposures to currencies that we believe to be overvalued. For the reporting period, derivatives, including non-deliverable forwards, had a positive impact on performance for our portion of the Fund.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Contributing to performance, our portion of the Fund held a short Swiss franc position against the euro throughout much of the reporting period. We viewed that the Swiss National Bank’s action in 2015 to remove the 1.20 euro and the Swiss franc floor resulted in an overshoot, with the Swiss franc appearing significantly overvalued. We established short positions against the euro and this exchange rate has largely corrected over the reporting period.

Over the reporting period, our portion of the Fund also held a long euro position against the U.S. dollar which benefited performance. The euro reacted positively to improving Eurozone growth and an increasingly hawkish ECB over the reporting period.

The Fund held a short Canadian dollar position which detracted from our portion of the Fund’s performance, as the Bank of Canada hiked rates more aggressively than expected, causing the Canadian dollar to appreciate.

In emerging markets, our portion of the Fund’s long Mexican peso position against the U.S. dollar contributed to performance. Despite recent weakness in the peso, the peso’s strong appreciation for most of the reporting period has driven our portion of the Fund’s performance and can be attributed to a change in the market’s perception of the implications of a Trump presidency and higher interest rates in Mexico. Additionally, our portion of the Fund’s long position in the Colombian peso against the U.S. dollar contributed positively to performance as the Colombian peso was supported by higher oil prices and a weaker U.S. dollar.

However, a long Turkish lira position against the South African rand had a negative impact on our portion of the Fund’s performance. Increasing tensions between Turkey and the U.S. drove down the value of the lira. Additionally, a short position in the Chilean peso detracted from our portion of the Fund’s performance. Copper prices, a major export of Chile, rose throughout the reporting period driving the value of the Chilean peso higher.

Our portion of the Fund maintains a short position in the New Zealand dollar and the Canadian dollar and long positions in select emerging market currencies versus the U.S. dollar as we believe these positions are attractively valued.

Diversified Alternatives Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Diversified Alternatives Portfolio’s Class I returned 7.72%, compared to a 0.80% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on October 30, 2015 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	Since Inception (10/30/15)

Fund’s Class I	7.72%	6.03%
Citigroup 1-Month U.S. T-Bill Index	0.80%	0.47	%(1)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund was primarily comprised of various non-traditional asset classes and investment strategies during the reporting period. Underlying investments included global absolute return, currencies and long-short equity strategies. The Fund also invested in inflation-protected bond, floating rate loan, real estate, international small-cap, emerging markets equity and emerging markets debt strategies.

The Fund’s allocation to the Emerging Markets, Equity Long/Short and International Small-Cap Portfolios were among the top contributors to performance. All three of these underlying funds benefited from improving conditions in foreign markets. The Emerging Markets Portfolio also benefitted from its exposure to Asian markets. The Equity Long/Short Portfolio maintains some sensitivity to international equities, which provided a boost over the reporting period. Additionally, its factor selection also provided some alpha. For the International Small-Cap Portfolio, positive stock selection contributed to performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The Currency Strategies Portfolio was the only underlying fund to experience losses over the reporting period. Long positions in the Mexican peso and U.S. dollar detracted from performance. Although the Real Estate and Inflation Managed Portfolios experienced gains, they contributed the least to performance excluding the Currency Strategies Portfolio. The Real Estate Portfolio’s exposure to retail properties dragged on performance. Without much inflation, the Inflation Managed Portfolio is not expected to offer significant returns.

Equity Long/Short Portfolio (managed by AQR Capital Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Equity Long/Short Portfolio’s Class I returned 17.18%, compared to a 22.40% return for the broad-based MSCI World Index (Net) and a 11.16% return for the style-specific Equity Long/Short Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on April 27, 2015 through December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on April 27, 2015 through December 31,

2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	Since Inception (04/27/15)

Fund’s Class I	17.18%	16.56%
MSCI World Index (Net)	22.40%	8.04%
Equity Long/Short Composite Benchmark	11.16%	4.31%

Fund’s Class P	17.42%	16.79%
MSCI World Index (Net)	22.40%	8.04%
Equity Long/Short Composite Benchmark	11.16%	4.31%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the broad-based MSCI World Index (Net) but outperformed the style-specific Equity Long/Short Composite Benchmark. We at AQR maintain the Fund’s strategy by seeking to provide higher risk-adjusted returns with lower volatility relative to global equity markets. The strategy seeks to generate returns from three different sources: 1) the potential gains from its long/short equity positions by generally entering into total return basket swaps, 2) overall exposure to equity markets, generally through the use of futures and currency forwards contracts, and 3) the tactical adjustment of its net exposure to equity markets. The strategy primarily seeks to add alpha (excess return over the broad-based benchmark) via its long/short stock portfolio. The strategy also seeks to manage the Fund’s beta (a measure of the Fund’s sensitivity to broad global market movements) relative to the broad-based benchmark to a long-term target of 0.5, and within a shorter-term range of 0.3 to 0.7 (which indicates a moderate to high sensitivity to broad global market movements), based on our market views. The Fund invests both in total return basket swaps and futures contracts, as well as currency forwards, to gain economic exposure to specific equities and global equity markets. These derivative positions are responsible for substantially all the performance in the Fund.

2017 was a very strong year for developed equity markets globally. Earlier in the year, developed equity markets rose on improving global growth, subdued inflation and strong corporate fundamentals. U.S. equity markets in particular reached all-time highs amid historically low volatility. Performance across major indices was more muted later in the year, as markets responded to risks surrounding the French election, James Comey’s dismissal and escalating tensions with North Korea. Several developed markets rallied again in the fourth quarter to end the year higher. U.S. markets rose, aided by better than expected growth data and the signing into law of the Tax Cuts and Jobs Act, which will provide a meaningful cut to the corporate tax rate starting in 2018. Japanese equities also ended the year higher, aided by better than expected GDP and retail sales data.

Positive results over the reporting period were largely driven by the Fund’s 0.5 beta exposure and stock selection, while the Fund’s tactical market exposure (the desired deviation from a beta of 0.5) was flat. Within stock selection, the best performing investment themes were investor sentiment and stability, while the worst performing theme was valuation. By sector, consumer discretionary and industrials were the largest contributors to performance, while consumer staples and telecommunication services were the largest detractors. By country, the U.S. was responsible for the lion’s share of positive performance. Italy and Canada were also strong contributors, while Spain and Denmark were the largest detractors. The Fund benefited from its static long-term beta exposure of 0.5 relative to its broad-based benchmark given the benchmark’s strong performance over the reporting period. The Fund’s tactical market exposure was flat, due mainly to a generally neutral exposure to the broad-based benchmark. Our tactical market view ended the reporting period negative and consequently our expected to the broad-based benchmark was 0.40.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The Fund ended the reporting period with a highly diversified stock portfolio of 569 long positions and 535 short positions. Securities remained globally diversified, with around half of the Fund invested outside of the U.S. As of the end of the reporting period, the Fund’s largest sector exposures were in industrials and healthcare.

Global Absolute Return Portfolio (managed by Eaton Vance Investment Managers)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Global Absolute Return Portfolio’s Class I returned 6.36%, compared to a 0.86% return for its benchmark, the ICE BofA Merrill Lynch U.S. 3-Month T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on September 28, 2012 through December 31, 2017. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2017 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Eaton Vance Investment Managers (“Eaton Vance”) assumed management of the Fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance, managed the Fund from the Fund’s inception to July 31, 2013.

Average Annual Total Returns for the periods ended December 31, 2017(1)
	1 Year	5 Years	Since Inception (9/28/12)

Fund’s Class I	6.36%	3.68%	3.45%
ICE BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.86%	0.27%	0.26%

Fund’s Class P	6.57%	3.88%	3.66%
ICE BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.86%	0.27%	0.26%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at Eaton Vance maintain the Fund’s strategy by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world, typically seeking to establish such investment exposures to individual countries based on our portfolio management team’s view of the investment merits of a country. The decision to utilize cash instruments or derivatives is based on relative value and efficiency as deemed by our portfolio management team. The Fund typically employs significant use of derivative instruments both to gain exposure as well as to hedge against certain investment risks (like fluctuations in securities prices, interest rates or currency exchange rates) and manage the Fund’s duration. The Fund primarily uses forward foreign currency contracts, cross-currency swaps, total return swaps and credit default swaps. It may also use interest rate swaps, interest rate futures, bond futures, equity index futures and options, among other derivatives instruments.

During the reporting period, most regions positively contributed to Fund performance. Eastern Europe contributed the most, followed by Latin America, the Dollar Bloc, (Canada, New Zealand, and Australia), Asia and Western Europe, although Western Europe generated only modest returns. The Middle East & Africa region was the sole detractor.

In Eastern Europe, positioning in currency and sovereign credit drove positive performance. Long currency exposure in Serbia, Russia and Czech Republic were among top performers. Long sovereign credit positions in Cyprus, Turkey, Macedonia and Belarus, were other notable contributors.

Latin America received its positive contribution mainly from sovereign credit positioning as well as select interest rate exposures. Long sovereign credit exposure in El Salvador and Ecuador and a long local bond position in the Dominican Republic meaningfully contributed to performance.

In the Dollar Bloc, long rates positions in New Zealand and Australia contributed to performance. Additionally, a long currency position in Australia generated positive returns for the Fund.

In Asia, positive results were primarily driven by rates exposures, while equity positioning contributed to the Fund’s performance as well. Top contributors included long local exposures in Sri Lanka and Indonesia as well as long positioning in Vietnamese equities. Western Europe added to returns, led by long currency exposure in Iceland.

The Middle East & Africa region detracted from the Fund’s performance primarily due to positions in rates, sovereign credit and currency. Top detractors included short credit and currency in South Africa, short rates in Saudi Arabia and short currency exposure in Oman. From a risk factor perspective, the Fund’s commodity exposure, primarily short oil, notably detracted from overall performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The Fund was net long foreign currency at the end of the reporting period, while credit spread duration, a measure of the Fund’s sensitivity to changes in credit spreads, was close to negative one year. The Fund’s U.S. interest-rate duration was nearly one year, while non-U.S. interest rate duration was approximately negative one year.

Pacific Dynamix Portfolios

The Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios each invests its assets in the Pacific Dynamix Underlying Funds to achieve a specified risk target.

Performance

Since the performance of each Pacific Dynamix Portfolio is a composite of the performance of each of the Pacific Dynamix Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Pacific Dynamix Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broad-based indices to use as a comparison to each Pacific Dynamix Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Pacific Dynamix Portfolio; each is comprised of the three broad-based indices shown below.

The composite benchmarks were constructed with allocations to each asset class that generally correspond to the allocations for the Pacific Dynamix Portfolios that were in effect at that time. However, the actual allocation of any Pacific Dynamix Portfolio will naturally vary as a result of market performance over time as well as intended changes to target allocations. The performance for these broad-based indices for the year ended December 31, 2017 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	21.83%
MSCI World ex USA Index (Net) (International Stocks)	24.21%
Bloomberg Barclays U.S. Aggregate Bond Index (Fixed Income)	3.54%

It should be noted that the benchmark indices for the Pacific Dynamix Underlying Funds may differ from the Pacific Dynamix Portfolios’ broad-based indices. The following Funds’ investments comprise the Pacific Dynamix Underlying Funds for the Pacific Dynamix Portfolios. Not all of the Pacific Dynamix Underlying Funds were represented in each of the Pacific Dynamix Portfolio models during the reporting period, and the allocation of each of the Pacific Dynamix Underlying Funds within the Pacific Dynamix Portfolio models did vary.

Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Pacific Dynamix-Conservative Growth Portfolio’s Class I returned 9.94%, compared to a 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a 21.83% return for the S&P 500 Index and a 10.77% return for the Pacific Dynamix-Conservative Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 1, 2009 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/1/09)

Fund’s Class I	9.94%	6.04%	7.70%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.95%
S&P 500 Index	21.83%	15.79%	16.22%
Pacific Dynamix-Conservative Growth Composite Benchmark	10.77%	6.73%	8.27%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Conservative Growth Composite Benchmark. The Fund had just over half of its allocation to underlying funds in passively managed fixed income strategies during the reporting period. The remainder of the Fund was allocated to four underlying funds in passively managed domestic equity strategies and two quantitatively driven international equity strategies.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

From the broad asset class level, the fixed income group was roughly in-line with the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic group underperformed the S&P 500 Index while the international group outpaced the MSCI World ex USA Index (Net).

Among the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index and Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, respectively. Improving oil prices were a tailwind for the high yield sector, which led the PD High Yield Bond Market Portfolio to boost performance for the fixed income group over its benchmark. However, the exposure to short-term bonds held back performance.

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Over the reporting period, value stocks lagged their growth counterparts. The Russell 1000 Growth Index had a large overweight to the information technology sector compared to the Russell 1000 Value Index. Information technology was the best performing sector over the reporting period. The bias toward value portfolios hurt performance. Having an exposure to small-capitalization stocks also held back performance as they significantly underperformed large-capitalization stocks.

The international segment of the Fund outpaced the MSCI World ex USA Index (Net). The PD Emerging Markets Portfolio contributed to performance as emerging market equities considerably outperformed developed market equities.

Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Pacific Dynamix-Moderate Growth Portfolio’s Class I returned 13.79%, compared to a 21.83% return for the S&P 500 Index, a 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 14.55% return for the Pacific Dynamix-Moderate Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 1, 2009 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/1/09)

Fund’s Class I	13.79%	8.00%	9.57%
S&P 500 Index	21.83%	15.79%	16.22%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.95%
Pacific Dynamix-Moderate Growth Composite Benchmark	14.55%	9.05%	10.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Moderate Growth Composite Benchmark. The Fund had just under half of its allocation to underlying funds in passively managed fixed income strategies during the reporting period. The majority of the Fund was allocated to four underlying funds in passively managed domestic equity strategies and two quantitatively driven international equity strategies.

From the broad asset class level, the fixed income group was in-line with the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic group underperformed the S&P 500 Index while the international group outpaced the MSCI World ex USA Index (Net).

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Over the reporting period, value stocks lagged their growth counterparts. The Russell 1000 Growth Index had a large overweight to the information technology sector compared to the Russell 1000 Value Index. Information technology was the best performing sector over the reporting period. The bias toward value portfolios hurt performance. Having an exposure to small-capitalization stocks also held back performance as they significantly underperformed large-capitalization stocks.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The international segment of the Fund outpaced the MSCI World ex USA Index (Net). The PD Emerging Markets Portfolio contributed to performance as emerging market equities considerably outperformed developed market equities.

Among the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Bloomberg Barclays U.S. Aggregate Bond, Bloomberg Barclays 1-3 Year Corporate and Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively. Improving oil prices were a tailwind for the high yield sector, which led the PD High Yield Bond Market Portfolio to boost performance for the fixed income group over its benchmark. However, the exposure to short-term bonds held back performance.

Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Pacific Dynamix-Growth Portfolio’s Class I returned 17.52%, compared to a 21.83% return for the S&P 500 Index, a 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 18.56% return for the Pacific Dynamix-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 1, 2009 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/1/09)

Fund’s Class I	17.52%	10.01%	11.38%
S&P 500 Index	21.83%	15.79%	16.22%
Bloomberg Barclays U.S. Aggregate Bond Intex	3.54%	2.10%	3.95%
Pacific Dynamix-Growth Composite Benchmark	18.56%	10.97%	12.19%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Growth Composite Benchmark. The Fund had a majority of its allocation to underlying funds in equity, including four passively managed domestic equity strategies and two quantitatively driven international equity strategies during the reporting period. The rest of the Fund was invested in underlying funds in passively managed fixed income strategies.

From the broad asset class level, the fixed income group was in-line with the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic underperformed the S&P 500 Index while the international group outpaced the MSCI World ex USA Index (Net).

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Over the reporting period, value stocks lagged their growth counterparts. The Russell 1000 Growth Index had a large overweight to the information technology sector compared to the Russell 1000 Value Index. Information technology was the best performing sector over the reporting period. The bias toward value portfolios hurt performance. Having an exposure to small-capitalization stocks also held back performance as they significantly underperformed large-capitalization stocks.

The international segment of the Fund outpaced the MSCI World ex USA Index (Net). The PD Emerging Markets Portfolio contributed to performance as emerging market equities considerably outperformed developed market equities.

Among the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Bloomberg Barclays US Aggregate Bond, Bloomberg Barclays 1-3 Year Corporate and Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively. Improving oil prices were a tailwind for the high yield sector, which led the PD High Yield Bond Market Portfolio to boost performance for the fixed income group over its benchmark. However, the exposure to short-term bonds held back performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Portfolio Optimization Portfolios

The Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios are allocated amongst the Underlying Funds to achieve a specified risk target.

Performance

Since the performance of each Portfolio Optimization Portfolio is a composite of the performance of each of the Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Portfolio Optimization Fund’s performance. Therefore, we at PLFA have provided information regarding four broad-based indices to use as a comparison to each Portfolio Optimization Fund’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Fund each is comprised of the four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the allocations for the Portfolio Optimization Portfolios that were in effect at that time. However, the actual allocation of any Portfolio Optimization Fund will naturally vary as a result of market performance over time. The one year performance for these broad-based indices for the year ended December 31, 2017 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	21.83%
MSCI EAFE Index (Net) (International Stocks)	25.03%
Bloomberg Barclays U.S. Aggregate Bond Index (Fixed Income)	3.54%
ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index	0.86%

It should be noted that the benchmark indices for the Funds may differ from the Funds’ broad-based indices. The following investments comprise the Underlying Funds for the Portfolio Optimization Portfolios. Not all of the Underlying Funds were represented in each of the Portfolio Optimization Portfolio models during the reporting period, and the allocation of each of the Underlying Funds within the Portfolio Optimization Portfolio models did vary.

Portfolio Optimization Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Portfolio Optimization Conservative Portfolio’s Class I returned 7.37%, compared to a 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a 21.83% return for the S&P 500 Index and a 6.95% return for the Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	7.37%	3.89%	4.32%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.11%
S&P 500 Index	21.83%	15.79%	13.02%
Portfolio Optimization Conservative Composite Benchmark	6.95%	4.30%	4.55%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Portfolio Optimization Conservative Composite Benchmark. The Portfolio Optimization Conservative Portfolio was primarily comprised of various fixed income underlying funds, with a small allocation to equity and alternative underlying funds, during the reporting period. Fixed income investments included underlying funds comprised of intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans funds. The equity segment mainly encompassed domestic and foreign large-capitalization funds. The alternatives allocation consisted of a global absolute return underlying fund and a long-short equity underlying fund.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic equity group modestly lagged the S&P 500 Index, and the international equity group fell behind the MSCI EAFE Index (Net). Alternatives contributed positively to returns over the reporting period.

Much of the outperformance of the fixed income group stemmed from an exposure to riskier segments of the bond market. The Emerging Markets Debt Portfolio was the best performing underlying fixed income fund as emerging market bonds broadly experienced tailwinds as investors sought yields in a low interest rate environment in developed markets and commodity trends improved. Additionally, this underlying fund outperformed its benchmark. The Diversified Bond Portfolio also outperformed its benchmark and contributed to performance. Credit-related funds such as the High Yield Bond Portfolio also added to performance as credit spreads tightened over the reporting period. On the other hand, an exposure to short-term bonds detracted from performance.

Among the Fund’s domestic equities group, value styles detracted from performance as growth outperformed over the reporting period. Additionally, the Main Street Core Portfolio struggled to keep up with its benchmark over the reporting period. On the other hand, the Mid-Cap Equity, Comstock and Large-Cap Growth Portfolios outperformed their respective benchmarks, which offset some of the detractors.

From the international equity group, the International Value Portfolio lagged the MSCI EAFE Index (Net) as value styles lagged abroad as well. On the other hand, the growth bias of the International Large-Cap Portfolio provided some support over the reporting period.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had a positive impact on performance. The Equity Long/Short Portfolio outpaced its benchmark and was the top performer among the alternatives group. However, the Currency Strategies Portfolio faced losses as the U.S. dollar, which it had overweighted, slid over the reporting period.

Portfolio Optimization Moderate-Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Portfolio Optimization Moderate-Conservative Portfolio’s Class I returned 10.79%, compared to a 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a 21.83% return for the S&P 500 Index and a 10.70% return for the Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	10.79%	5.80%	5.53%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.11%
S&P 500 Index	21.83%	15.79%	13.02%
Portfolio Optimization Moderate-Conservative Composite Benchmark	10.70%	6.68%	6.23%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

A. For the reporting period, the Fund’s Class I outperformed the Portfolio Optimization Moderate-Conservative Composite Benchmark. The Portfolio Optimization Moderate-Conservative Portfolio had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included underlying funds that consisted of intermediate-term bonds as well as short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. The equity exposure was diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets underlying funds). The alternatives allocation consisted of a global absolute return underlying fund and a long-short equity underlying fund.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, and the international equity group outperformed the MSCI EAFE Index (Net). Alternatives also contributed positively to returns over the reporting period.

Much of the outperformance of the fixed income group stemmed from an exposure to riskier segments of the bond market. The Emerging Markets Debt Portfolio was the best performing underlying fixed income fund as emerging market bonds broadly experienced tailwinds as investors sought yields in a low interest rate environment in developed markets and commodity trends improved. Additionally, this underlying fund outperformed its benchmark. The Diversified Bond Portfolio also outperformed its benchmark and contributed to performance. Credit-related funds

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

such as the High Yield Bond Portfolio also added to performance as credit spreads tightened over the reporting period. On the other hand, an exposure to short-term bonds detracted from performance.

Among the Fund’s domestic equities group, value styles detracted from performance as growth outperformed over the reporting period. Additionally, the Main Street Core Portfolio struggled to keep up with its benchmark over the reporting period. On the other hand, the Mid-Cap Equity, Mid-Cap Value, Comstock, Large-Cap Growth and Developing Growth Portfolios outperformed their respective benchmarks, which offset some of the detractors.

From the international equity group, the exposure to emerging markets provided a tailwind, whereas the International Value Portfolio lagged the MSCI EAFE Index (Net) as value styles lagged abroad as well. On the other hand, the growth bias of the International Large-Cap Portfolio provided some support over the reporting period.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had a positive impact on performance. The Equity Long/Short Portfolio outpaced its benchmark and was the top performer among the alternatives group. However, the Currency Strategies Portfolio faced losses as the U.S. dollar, which it had overweighted, slid over the reporting period.

Portfolio Optimization Moderate Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Portfolio Optimization Moderate Portfolio’s Class I returned 13.22%, compared to a 21.83% return for the S&P 500 Index, a 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 13.68% return for the Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	13.22%	7.54%	6.55%
S&P 500 Index	21.83%	15.79%	13.02%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.11%
Portfolio Optimization Moderate Composite Benchmark	13.68%	8.40%	7.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Moderate Composite Benchmark. The Portfolio Optimization Moderate Portfolio maintained a mix of equity and fixed income funds during the reporting period. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stock underlying funds). The Fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bond, short duration securities, inflation-protected bond, emerging markets bond, high yield debt and floating rate loan underlying funds. The alternatives allocation consisted of a global absolute return underlying fund and a long-short equity underlying fund.

From the broad asset class perspective, the Fund’s domestic equity group underperformed the S&P 500 Index while the international group outpaced the MSCI EAFE Index (Net). The fixed income group also outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Alternatives also contributed positively to returns over the reporting period.

Among the Fund’s domestic equities group, exposure to value styles and REITs detracted from performance as growth outperformed over the reporting period. Additionally, the Main Street Core, Dividend Growth, Real Estate and Small-Cap Growth Portfolios struggled to keep up with their benchmarks over the reporting period. On the other hand, the Mid-Cap Equity, Mid-Cap Value, Comstock, Large-Cap Growth and Developing Growth Portfolios outperformed their respective benchmarks, which offset some of the detractors.

From the international equity group, the exposure to emerging markets and international small-capitalization stocks provided a tailwind, whereas the International Value Portfolio lagged the MSCI EAFE Index (Net) as value styles lagged abroad as well. On the other hand, the growth bias of the International Large-Cap Portfolio provided some support over the reporting period.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Much of the outperformance of the fixed income group stemmed from an exposure to riskier segments of the bond market. The Emerging Markets Debt Portfolio was the best performing underlying fixed income fund as emerging market bonds broadly experienced tailwinds as investors sought yields in a low interest rate environment in developed markets and commodity trends improved. Additionally, this underlying fund outperformed its benchmark. The Diversified Bond Portfolio also outperformed its benchmark and contributed to performance. Credit-related funds such as the High Yield Bond Portfolio also added to performance as credit spreads tightened over the reporting period. On the other hand, an exposure to short-term bonds detracted from performance.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had a positive impact on performance. The Equity Long/Short Portfolio outpaced its benchmark and was the top performer among the alternatives group. However, the Currency Strategies Portfolio faced losses as the U.S. dollar, which it had overweighted, slid over the reporting period.

Portfolio Optimization Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Portfolio Optimization Growth Portfolio’s Class I returned 16.38%, compared to a 21.83% return for the S&P 500 Index, a 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 17.65% return for the Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	16.38%	9.27%	7.54%
S&P 500 Index	21.83%	15.79%	13.02%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.11%
Portfolio Optimization Growth Composite Benchmark	17.65%	10.79%	8.95%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Growth Composite Benchmark. The Portfolio Optimization Growth Portfolio had a diversified allocation mix of equity and fixed income funds with a majority of its exposure to equities during the reporting period. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bond as well as specific strategies such as short duration, inflation-protected bond and emerging markets bond underlying funds. The alternatives allocation consisted of a global absolute return underlying fund and a long-short equity underlying fund.

From the broad asset class perspective, the Fund’s domestic equity group underperformed the S&P 500 Index while the international group outpaced the MSCI EAFE Index (Net). The fixed income group also outperformed the Bloomberg Barclays Aggregate Bond Index. Alternatives also contributed positively to returns over the reporting period.

Among the Fund’s domestic equities group, exposure to value styles and REITs detracted from performance as growth outperformed over the reporting period. Additionally, the Main Street Core, Dividend Growth, Real Estate and Small-Cap Growth Portfolios struggled to keep up with their benchmarks over the reporting period. On the other hand, the Mid-Cap Equity, Mid-Cap Value, Comstock, Large-Cap Growth and Developing Growth Portfolios outperformed their respective benchmarks, which offset some of the detractors.

From the international equity group, the exposure to emerging markets and international small-capitalization stocks provided a tailwind, whereas the International Value Portfolio lagged the MSCI EAFE Index (Net) as value styles lagged abroad as well. On the other hand, the growth bias of the International Large-Cap Portfolio provided some support over the reporting period.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Much of the outperformance of the fixed income group stemmed from an exposure to riskier segments of the bond market. The Emerging Markets Debt Portfolio was the best performing underlying fixed income fund as emerging market bonds broadly experienced tailwinds as investors sought yields in a low interest rate environment in developed markets and commodity trends improved. Additionally, this underlying fund outperformed its benchmark. The Diversified Bond Portfolio also outperformed its benchmark and contributed to performance. Credit-related funds such as the High Yield Bond Portfolio also added to performance as credit spreads tightened over the reporting period. On the other hand, an exposure to short-term bonds detracted from performance.

The underlying alternative funds, which generally seek to have a low correlation to the broad equity and fixed income markets, had a positive impact on performance. The Equity Long/Short Portfolio outpaced its benchmark and was the top performer among the alternatives group. However, the Currency Strategies Portfolio faced losses as the U.S. dollar, which it had overweighted, slid over the reporting period.

Portfolio Optimization Aggressive-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the Portfolio Optimization Aggressive-Growth Portfolio’s Class I returned 18.60%, compared to a 21.83% return for the S&P 500 Index, a 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 20.69% return for the Portfolio Optimization Aggressive-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	18.60%	10.33%	7.98%
S&P 500 Index	21.83%	15.79%	13.02%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.11%
Portfolio Optimization Aggressive-Growth Composite Benchmark	20.69%	12.45%	9.98%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Aggressive-Growth Composite Benchmark. The Portfolio Optimization Aggressive-Growth Portfolio allocated primarily to domestic and international equity funds which are diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks) during the reporting period. The Fund also maintained exposure to select sectors such as publicly traded REITs as well as a small allocation to intermediate-term fixed income securities. The alternatives allocation included two absolute return underlying funds and a long-short equity underlying fund.

From the broad asset class perspective, the Fund’s domestic equity group underperformed the S&P 500 Index while the international group outpaced the MSCI EAFE Index (Net). The fixed income group also outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Alternatives also contributed positively to returns over the reporting period.

Among the Fund’s domestic equities group, exposure to value styles and REITs detracted from performance as growth outperformed over the reporting period. Additionally, the Main Street Core, Dividend Growth, Real Estate and Small-Cap Growth Portfolios struggled to keep up with their benchmarks over the reporting period. On the other hand, the Mid-Cap Equity, Mid-Cap Value, Comstock, Large-Cap Growth and Developing Growth Portfolios outperformed their respective benchmarks, which offset some of the detractors.

From the international equity group, the exposure to emerging markets and international small-capitalization stocks provided a tailwind, whereas the International Value Portfolio lagged the MSCI EAFE Index (Net) as value styles lagged abroad as well. On the other hand, the growth bias of the International Large-Cap Portfolio provided some support over the reporting period.

Much of the outperformance of the fixed income group stemmed from solid contribution from some of the bond managers. In particular, the Diversified Bond Portfolio solidly outperformed its benchmark and contributed to performance. Credit-related funds such as the High Yield Bond Portfolio also added to performance as credit spreads tightened over the reporting period.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The underlying alternative funds, which generally seek to have a low correlation to the broad equity and fixed income markets, had a positive impact on performance. The Equity Long/Short Portfolio outpaced its benchmark and was the top performer among the alternatives group. However, the Currency Strategies Portfolio faced losses as the U.S. dollar, which it had overweighed, slid over the reporting period.

PSF DFA Balanced Allocation Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the PSF DFA Balanced Allocation Portfolio’s Class D returned 12.98%, compared to a 21.83% return for the S&P 500 Index, a 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 14.67% return for the PSF DFA Balanced Allocation Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class D shares of the Fund to its benchmarks for the period from inception on April 29, 2016 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	Since Inception (4/29/16)

Fund’s Class D	12.98%	11.20%
S&P 500 Index	21.83%	19.16%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	1.64%
PSF DFA Balanced Allocation Composite Benchmark	14.67%	11.33%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class D underperformed the PSF DFA Balanced Allocation Composite Benchmark. The Fund had just under half of its allocation in underlying funds with quantitatively managed fixed income strategies during the reporting period. The majority of the Fund was allocated to four underlying funds with quantitatively managed domestic equity strategies and two underlying funds with quantitatively driven international equity strategies.

From the broad asset class level, the fixed income group outpaced the Bloomberg Barclays U.S. Aggregate Bond Index over the reporting period. Conversely, the domestic equity group underperformed the S&P 500 Index while the international group outperformed the MSCI EAFE Index (Net).

Among the domestic equity group, the DFA VA US Targeted Value Portfolio primarily detracted from performance over the reporting period. This underlying fund had exposure to small-capitalization stocks, which detracted from performance as they significantly underperformed large-capitalization stocks. On the other hand, small-capitalization stocks performed better than large-capitalization stocks in foreign markets, leading to outperformance of the DFA VA International Small Portfolio within the international equity group.

From the fixed income group, the DFA Intermediate-Term Extended Quality Portfolio was the largest contributor to performance over the reporting period. Exposure to credit helped as spreads tightened over the reporting period.

Benchmark Definitions

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

Emerging Markets Debt Composite Benchmark is 50% J.P. Morgan EMBI Global Diversified; 25% J.P. Morgan ELMI+; 25% J.P. Morgan GBI-EM Global Diversified. Results include the reinvestment of all distributions.

Equity Long/Short Composite Benchmark is 50% ICE BofA Merrill Lynch U.S. 3-Month T-Bill Index and 50% MSCI World Index (Net). Results include the reinvestment of all distributions.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Quotations (NASDAQ). Results include reinvested dividends. Results include the reinvestment of all distributions.

ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The benchmark instruments of the index are regularly traded, fixed rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency-denominated money market instruments. The benchmark was introduced in June 1996 and consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries with convertible currencies and 2% for countries with non-convertible currencies. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. Results include the reinvestment of all distributions.

MSCI EAFE (Europe, Australasia, and Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2017, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of December 31, 2017, the MSCI Emerging Markets Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities in developed markets, excluding the U.S. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of December 31, 2017, the MSCI World Index (Net) consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K., and the U.S. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non- resident individuals who do not benefit from double taxation treaties.

Pacific Dynamix-Conservative Growth Composite Benchmark is 60% Bloomberg Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI World ex USA (Net) Indices. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Pacific Dynamix-Moderate Growth Composite Benchmark is 45% S&P 500; 40% Bloomberg Barclays U.S. Aggregate Bond; 15% MSCI World ex USA (Net) Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Growth Composite Benchmark is 55% S&P 500; 25% MSCI World ex USA (Net); 20% Bloomberg Barclays U.S. Aggregate Bond Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Conservative Composite Benchmark is 73% Bloomberg Barclays U.S. Aggregate Bond; 15% S&P 500; 7% ICE BofA Merrill Lynch U.S. 3-Month T-Bill and 5% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net), and 5% ICE BofA Merrill Lynch U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate Composite Benchmark is 43% Bloomberg Barclays U.S. Aggregate Bond; 40% S&P 500; 15% MSCI EAFE (Net), and 2% ICE BofA Merrill Lynch U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Growth Composite Benchmark is 55% S&P 500; 25% Bloomberg Barclays U.S. Aggregate Bond; and 20% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Aggressive-Growth Composite Benchmark is 65% S&P 500; 25% MSCI EAFE (Net); and 10% Bloomberg Barclays U.S. Aggregate Bond Indices. Results include the reinvestment of all distributions.

PSF DFA Balanced Allocation Composite Benchmark is 45% S&P 500 Index; 40% Bloomberg Barclays U.S. Aggregate Bond Index; 15% MSCI EAFE Index (Net). Results include the reinvestment of all distributions.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Health Care Index measures the performance of companies involved in medical services or health care in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization. Results include the reinvestment of all distributions.

Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the U.S. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Results include the reinvestment of all distributions.

S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corp. (LSTA/ LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers. Results include the reinvestment of all distributions.

S&P North American Technology Index is a modified-capitalization-weighted index that provides investors with a benchmark that represents U.S. securities classified under the GICS technology sector and internet retail sub-industry. Results include the reinvestment of all distributions.

Note:

The Russell 2000 Index and Russell 2000 Value Index (together, the “Index”) are a trademark of Frank Russell Company (“Russell”) and have been licensed for use by Pacific Select Fund. Neither Russell nor the London Stock Exchange Group companies (together the “Licensor Parties”) sponsor, endorse, sell or promote any portfolios of Pacific Select Fund, and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Small-Cap Index and Small-Cap Equity Portfolios are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Pacific Select Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Pacific Select Fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments

December 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 47.0%

Basic Materials - 2.0%

Anglo American Capital PLC (United Kingdom) 4.000% due 09/11/27 ~	$1,200,000	$1,193,533
Glencore Funding LLC (Switzerland) 4.000% due 03/27/27 ~	3,000,000	3,016,868
Teck Resources Ltd (Canada) 6.000% due 08/15/40	1,500,000	1,676,250
Vale Overseas Ltd (Brazil) 6.250% due 08/10/26	1,000,000	1,161,000
Vale SA (Brazil) 5.625% due 09/11/42	750,000	825,000

		7,872,651

Communications - 5.4%

Alibaba Group Holding Ltd (China) 4.000% due 12/06/37	550,000	569,897
Altice US Finance I Corp 5.500% due 05/15/26 ~	1,200,000	1,225,500
Amazon.com Inc 4.250% due 08/22/57 ~	2,000,000	2,190,221
AT&T Inc
4.900% due 08/14/37	1,600,000	1,627,395
5.250% due 03/01/37	1,000,000	1,060,100
Charter Communications Operating LLC
5.375% due 05/01/47	1,150,000	1,182,539
6.384% due 10/23/35	1,500,000	1,762,819
Sprint Corp 7.250% due 09/15/21	2,000,000	2,122,500
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	2,250,000	2,269,688
Telefonica Emisiones SAU (Spain) 5.213% due 03/08/47	650,000	739,923
Verizon Communications Inc
4.125% due 03/16/27	1,500,000	1,566,624
4.500% due 08/10/33	1,750,000	1,839,474
4.812% due 03/15/39	1,957,000	2,052,771
5.250% due 03/16/37	1,050,000	1,157,452

		21,366,903

Consumer, Cyclical - 8.8%

Air Canada Pass-Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	2,225,362	2,347,957
Air Canada Pass-Through Trust ‘AA’ (Canada) 3.750% due 06/15/29 ~	1,113,202	1,153,611
Alimentation Couche-Tard Inc (Canada) 4.500% due 07/26/47 ~	1,500,000	1,566,178
American Airlines Pass-Through Trust ‘A’ 3.650% due 12/15/29	758,400	771,748
American Airlines Pass-Through Trust ‘AA’
3.575% due 07/15/29	1,903,186	1,943,819
3.600% due 03/22/29	1,765,059	1,800,802
American Airlines Pass-Through Trust ‘B’
3.700% due 11/01/24	763,782	764,737
4.375% due 04/01/24	737,825	754,810
British Airways Pass-Through Trust ‘A’ (United Kingdom) 4.625% due 12/20/25 ~	1,675,068	1,777,331
CalAtlantic Group Inc 6.250% due 12/15/21	2,000,000	2,180,000
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	1,594,869	1,666,479
Delta Air Lines Pass-Through Trust ‘AA’ 3.625% due 01/30/29	365,779	379,320

	Principal Amount	Value
Ford Motor Credit Co LLC
3.810% due 01/09/24	$1,500,000	$1,532,984
4.250% due 09/20/22	3,500,000	3,673,506
General Motors Co 5.200% due 04/01/45	2,000,000	2,119,387
Hawaiian Airlines Pass-Through Certificates ‘A’ 3.900% due 07/15/27	1,205,741	1,240,406
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	500,000	531,250
Norwegian Air Shuttle ASA Pass-Through Trust ‘A’ (Norway) 4.875% due 11/10/29 ~	1,190,701	1,204,096
Royal Caribbean Cruises Ltd 3.700% due 03/15/28	1,750,000	1,737,230
Spirit Airlines Pass-Through Trust ‘AA’ 3.375% due 08/15/31	650,000	649,988
United Airlines Pass-Through Trust ‘B’
3.650% due 04/07/27	1,200,000	1,195,073
4.750% due 10/11/23	2,310,087	2,392,904
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	1,428,695	1,520,060

		34,903,676

Consumer, Non-Cyclical - 4.1%

Abbott Laboratories 4.900% due 11/30/46	750,000	862,579
Anheuser-Busch InBev Finance Inc (Belgium) 3.650% due 02/01/26	4,500,000	4,650,627
BAT Capital Corp (United Kingdom) 4.390% due 08/15/37 ~	2,500,000	2,622,082
CHS/Community Health Systems Inc 5.125% due 08/01/21	2,000,000	1,810,000
MEDNAX Inc 5.250% due 12/01/23 ~	1,000,000	1,020,000
Reynolds American Inc (United Kingdom) 4.450% due 06/12/25	1,250,000	1,334,560
Teva Pharmaceutical Finance Netherlands III BV (Israel) 2.800% due 07/21/23	750,000	653,826
Valeant Pharmaceuticals International Inc 6.500% due 03/15/22 ~	2,000,000	2,105,000
Zimmer Biomet Holdings Inc 3.550% due 04/01/25	1,000,000	1,000,688

		16,059,362

Energy - 6.3%

Andeavor Logistics LP
4.250% due 12/01/27	300,000	303,083
5.200% due 12/01/47	600,000	627,636
5.250% due 01/15/25	405,000	426,445
Colorado Interstate Gas Co LLC 4.150% due 08/15/26 ~	450,000	449,984
Concho Resources Inc 4.875% due 10/01/47	600,000	658,221
Enbridge Inc (Canada) 4.500% due 06/10/44	600,000	624,036
EnLink Midstream Partners LP 5.450% due 06/01/47	2,000,000	2,119,500
EQT Corp 3.900% due 10/01/27	1,600,000	1,593,340
EQT Midstream Partners LP 4.125% due 12/01/26	1,000,000	997,387
Kinder Morgan Energy Partners LP 5.000% due 08/15/42	650,000	662,052
Marathon Oil Corp
4.400% due 07/15/27	1,150,000	1,203,779
5.200% due 06/01/45	1,500,000	1,667,455
MPLX LP 4.125% due 03/01/27	1,050,000	1,077,155

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Nabors Industries Inc 5.500% due 01/15/23	$300,000	$291,750
NuStar Logistics LP 5.625% due 04/28/27	425,000	433,500
ONEOK Inc 4.950% due 07/13/47	1,450,000	1,513,138
Petrobras Global Finance BV (Brazil)
5.299% due 01/27/25 ~	1,500,000	1,506,375
7.250% due 03/17/44	550,000	573,375
7.375% due 01/17/27	1,000,000	1,103,000
Petroleos Mexicanos (Mexico) 6.500% due 03/13/27 ~	1,150,000	1,258,388
Range Resources Corp 5.000% due 03/15/23	1,000,000	1,000,000
Sabine Pass Liquefaction LLC
4.200% due 03/15/28	800,000	810,792
5.000% due 03/15/27	900,000	966,201
Summit Midstream Holdings LLC 5.500% due 08/15/22	1,750,000	1,758,750
Western Gas Partners LP 4.650% due 07/01/26	1,325,000	1,379,366

		25,004,708

Financial - 13.4%

Air Lease Corp 3.625% due 04/01/27	1,000,000	1,000,870
Ares Capital Corp 3.500% due 02/10/23	2,500,000	2,465,432
Bank of America Corp
4.183% due 11/25/27	1,000,000	1,045,920
4.200% due 08/26/24	3,000,000	3,161,287
4.250% due 10/22/26	2,500,000	2,636,779
Bank of Montreal (Canada) 3.803% (USD Swap + 1.432%) due 12/15/32 §	1,500,000	1,484,820
Citigroup Inc
3.400% due 05/01/26	1,000,000	1,007,520
4.400% due 06/10/25	1,250,000	1,320,366
4.600% due 03/09/26	2,400,000	2,557,857
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	1,250,000	1,269,517
Duke Realty LP REIT 3.625% due 04/15/23	2,000,000	2,050,787
Healthcare Realty Trust Inc REIT 3.625% due 01/15/28	750,000	743,340
Hudson Pacific Properties LP REIT 3.950% due 11/01/27	1,000,000	996,572
JPMorgan Chase & Co
3.125% due 01/23/25	2,000,000	2,012,416
4.125% due 12/15/26	2,500,000	2,641,500
Kilroy Realty LP REIT 3.450% due 12/15/24	600,000	599,058
Morgan Stanley 5.000% due 11/24/25	4,000,000	4,383,100
Neuberger Berman Group LLC 4.500% due 03/15/27 ~	1,300,000	1,369,491
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	2,000,000	2,083,957
Teachers Insurance & Annuity Association of America 4.270% due 05/15/47 ~	2,000,000	2,118,452
The Goldman Sachs Group Inc 3.272% (LIBOR + 1.201%) due 09/29/25 §	2,500,000	2,491,599
3.500% due 11/16/26	5,000,000	5,033,162
UDR Inc REIT 2.950% due 09/01/26	1,500,000	1,443,940
Ventas Realty LP REIT 3.500% due 02/01/25	1,500,000	1,513,110
VICI Properties 1 LLC REIT 4.847% (LIBOR + 3.500%) due 10/15/22 §	375,000	376,875

	Principal Amount	Value
Wells Fargo & Co
4.400% due 06/14/46	$1,500,000	$1,584,424
4.750% due 12/07/46	1,450,000	1,623,085
Welltower Inc REIT 4.000% due 06/01/25	2,000,000	2,070,830

		53,086,066

Industrial - 2.8%

Allegion US Holding Co Inc 3.550% due 10/01/27	1,500,000	1,486,965
Louisiana-Pacific Corp 4.875% due 09/15/24	1,000,000	1,035,000
Northrop Grumman Corp 4.030% due 10/15/47	850,000	891,348
Novelis Corp
5.875% due 09/30/26 ~	1,000,000	1,022,500
6.250% due 08/15/24 ~	1,000,000	1,050,000
Owens-Brockway Glass Container Inc 5.000% due 01/15/22 ~	1,500,000	1,558,125
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	1,250,000	1,246,875
Standard Industries Inc 4.750% due 01/15/28 ~	1,200,000	1,208,772
United Parcel Service Inc 3.750% due 11/15/47	1,500,000	1,551,380

		11,050,965

Technology - 1.4%

Apple Inc 3.750% due 09/12/47	1,750,000	1,796,414
Dell International LLC 6.020% due 06/15/26 ~	950,000	1,048,948
Hewlett Packard Enterprise Co 4.900% due 10/15/25	1,500,000	1,585,735
QUALCOMM Inc 4.300% due 05/20/47	1,000,000	1,008,975

		5,440,072

Utilities - 2.8%

Calpine Corp 5.250% due 06/01/26 ~	1,500,000	1,475,640
Exelon Corp 5.100% due 06/15/45	2,000,000	2,367,837
FirstEnergy Corp 4.850% due 07/15/47	1,650,000	1,847,206
IPALCO Enterprises Inc 3.700% due 09/01/24 ~	1,750,000	1,750,068
ITC Holdings Corp 3.350% due 11/15/27 ~	1,500,000	1,503,763
Talen Energy Supply LLC 6.500% due 06/01/25	1,000,000	815,000
The Southern Co 3.250% due 07/01/26	1,200,000	1,178,713

		10,938,227

Total Corporate Bonds & Notes (Cost $181,178,957)		185,722,630

SENIOR LOAN NOTES - 16.0%

Basic Materials - 0.6%

Big River Steel LLC Term B 6.693% (LIBOR + 5.000%) due 08/23/23 §	498,750	504,984
Ineos US Finance LLC due 03/31/24 µ	1,000,000	1,002,569
PQ Corp 4.630% (LIBOR + 3.250%) due 11/04/22 §	987,500	996,912

		2,504,465

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Communications - 2.5%

Altice US Finance I Corp 3.819% (LIBOR + 2.250%) due 07/28/25 §	$1,957,241	$1,952,759
Charter Communications Operating LLC Term B due 04/30/25 µ	400,000	400,750
CSC Holdings LLC 3.741% (LIBOR + 2.250%) due 07/17/25 §	995,000	992,264
Frontier Communications Corp Term B1 5.320% (LIBOR + 3.750%) due 06/15/24 §	2,487,500	2,405,724
Level 3 Financing Inc Term B 3.696% (LIBOR + 2.250%) due 02/22/24 §	2,000,000	2,002,500
Sprint Communications Inc Term B 4.125% (LIBOR + 2.500%) due 02/02/24 §	1,985,000	1,986,447

		9,740,444

Consumer, Cyclical - 4.3%

ClubCorp Club Operations Inc Term B 4.943% (LIBOR + 3.250%) due 09/18/24 §	1,468,902	1,476,771
Federal-Mogul Holdings Corp Term C 5.252% (LIBOR + 3.750%) due 04/15/21 §	760,589	767,165
HD Supply Inc Term B3 3.943% (LIBOR + 2.250%) due 08/13/21 §	945,278	951,894
Hilton Worldwide Finance LLC Term B2 3.552% (LIBOR + 2.000%) due 10/25/23 §	1,718,321	1,728,864
Las Vegas Sands LLC Term B 3.569% (LIBOR + 2.000%) due 03/29/24 §	2,917,367	2,936,006
New Red Finance Term B3 (Canada) 3.868% (LIBOR + 2.250%) due 02/16/24 §	2,737,080	2,740,074
Nexeo Solutions LLC 4.717% (LIBOR + 3.250%) due 06/09/23 §	985,050	992,027
Rite Aid Corp (2nd Lien) 6.240% (LIBOR + 4.750%) due 08/21/20 §	2,375,000	2,385,391
SeaWorld Parks & Entertainment Inc Term B5 4.693% (LIBOR + 3.000%) due 03/31/24 §	1,492,481	1,476,416
Univar Inc Term B 4.069% (LIBOR + 2.500%) due 07/01/24 §	1,637,594	1,645,782

		17,100,390

Consumer, Non-Cyclical - 1.1%

Albertsons LLC Term B4 4.319% (LIBOR + 2.750%) due 08/25/21 §	1,564,645	1,535,895
Jaguar Holding Co II 4.384% (LIBOR + 2.750%) due 08/18/22 §	243,750	244,497
US Foods Inc Term B 4.069% (LIBOR + 2.500%) due 06/27/23 §	2,462,500	2,481,737

		4,262,129

Energy - 0.4%

Arch Coal Inc Term B 4.819% (LIBOR + 3.250%) due 03/07/24 §	1,492,481	1,507,033

	Principal Amount	Value
Financial - 1.6%

DTZ U.S. Borrower LLC 4.708% (LIBOR + 3.250%) due 11/04/21 §	$353,219	$349,087
Hub International Ltd Term B 4.413% (LIBOR + 3.000%) due 10/02/20 §	1,944,468	1,955,410
Realogy Corp Term B 3.819% (LIBOR + 2.250%) due 07/20/22 §	575,814	579,143
USI Inc 4.693% (LIBOR + 3.000%) due 05/16/24 § µ	2,493,750	2,495,827
VICI Properties 1 LLC Term B 3.785% (LIBOR + 2.250%) due 10/14/22 §	500,000	500,885
WaveDivision Holdings LLC Term B 4.140% (LIBOR + 2.750%) due 10/15/19 §	496,111	497,042

		6,377,394

Industrial - 3.0%

Avolon SARL Term B2 (Luxembourg) 3.751% (LIBOR + 2.250%) due 04/03/22 §	1,990,000	1,977,821
BWAY Holding Co Term B 4.599% (LIBOR + 3.250%) due 04/03/24 §	746,250	750,331
Flex Acquisition Co Inc 4.335% (LIBOR + 3.000%) due 12/29/23 §	995,000	1,001,634
Proampac PG Borrower LLC 4.954% (LIBOR + 3.500%) due 11/18/23 §	2,487,469	2,511,567
Reynolds Group Holdings Inc 4.319% (LIBOR + 2.750%) due 02/05/23 §	2,579,533	2,595,075
TransDigm Inc Term E 4.319% (LIBOR + 2.750%) due 05/14/22 §	973,761	977,819
Term F
4.362% (LIBOR + 2.750%) due 06/09/23 §	1,944,748	1,950,425

		11,764,672

Technology - 1.8%

First Data Corp 3.802% (LIBOR + 2.250%) due 07/08/22 §	1,832,384	1,835,565
Kronos Inc Term B 4.903% (LIBOR + 3.500%) due 11/01/23 §	992,500	1,000,228
ON Semiconductor Corp 3.569% (LIBOR + 2.000%) due 03/31/23 §	852,092	857,151
Sensata Technologies BV Term B (Netherlands) 3.210% (LIBOR + 1.750%) due 10/14/21 §	937,051	941,823
Solera LLC Term B 4.818% (LIBOR + 3.250%) due 03/03/23 §	2,441,288	2,459,598

		7,094,365

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Utilities - 0.7%

Talen Energy Supply LLC Term B1 5.569% (LIBOR + 4.000%) due 07/15/23 §	$1,487,512	$1,502,078
TEX Operations Co. LLC
Term B
4.021% (LIBOR + 2.500%) due 08/04/23 §	1,209,214	1,216,016
Term C
3.834% (LIBOR + 2.500%) due 08/04/23 §	214,286	215,491

		2,933,585

Total Senior Loan Notes (Cost $63,151,949)		63,284,477

MORTGAGE-BACKED SECURITIES - 0.8%

Fannie Mae - 0.4%

2.500% due 01/01/33	1,500,000	1,498,467

Freddie Mac - 0.4%

2.500% due 01/01/33	1,500,000	1,498,017

Total Mortgage-Backed Securities (Cost $2,992,031)		2,996,484

ASSET-BACKED SECURITIES - 15.3%

Ally Auto Receivables Trust 2.010% due 03/15/22	2,000,000	1,987,052
ALM XII CLO Ltd (Cayman)
2.959% (LIBOR + 1.600%) due 04/16/27 § ~	1,200,000	1,204,370
3.409% (LIBOR + 2.050%) due 04/16/27 § ~	800,000	807,482
American Express Credit Account Master Trust
1.857% (LIBOR + 0.380%) due 02/18/25 §	375,000	377,194
2.350% due 05/15/25	1,000,000	997,682
AmeriCredit Automobile Receivables Trust
1.980% due 12/20/21	500,000	498,190
2.240% due 06/19/23	650,000	644,740
2.300% due 02/18/22	1,250,000	1,248,112
2.400% due 05/18/22	900,000	899,231
2.690% due 06/19/23	700,000	698,915
2.710% due 08/18/22	750,000	749,722
Apidos CLO XV (Cayman) 2.463% (LIBOR + 1.100%) due 10/20/25 § ~	750,000	751,846
Atrium CLO XI (Cayman) 2.503% (LIBOR + 1.140%) due 10/23/25 § ~	750,000	751,809
Babson CLO Ltd (Cayman) 2.904% (LIBOR + 1.550%) due 01/18/25 § ~	1,000,000	1,002,751
Birchwood Park CLO Ltd (Cayman) 2.539% (LIBOR + 1.180%) due 07/15/26 § ~	850,000	851,370
BlueMountain CLO Ltd (Cayman) 2.499% (LIBOR + 1.140%) due 10/15/26 § ~	1,500,000	1,508,643
Capital Auto Receivables Asset Trust 2.110% due 03/22/21	400,000	398,961
Carlyle Global Market Strategies CLO Ltd (Cayman) 3.363% (LIBOR + 2.000%) due 04/20/27 § ~	1,550,000	1,561,591

	Principal Amount	Value
Chase Issuance Trust 1.370% due 06/15/21	$2,850,000	$2,823,167
Citibank Credit Card Issuance Trust
1.800% due 09/20/21	2,000,000	1,990,263
1.920% due 04/07/22	1,500,000	1,490,984
2.150% due 07/15/21	1,500,000	1,501,893
2.242% (LIBOR + 0.770%) due 05/14/29 §	4,000,000	4,042,537
Dryden 31 Senior Loan Fund CLO (Cayman) 2.434% (LIBOR + 1.080%) due 04/18/26 § ~	750,000	751,990
Ford Credit Auto Owner Trust
1.730% due 03/15/22	400,000	393,240
2.350% due 04/15/23	1,500,000	1,493,031
2.360% due 03/15/29 ~	3,000,000	2,975,431
Navient Student Loan Trust 2.152% (LIBOR + 0.600%) due 06/25/65 § ~	311,915	312,516
Oak Hill Credit Partners X Ltd CLO (Cayman) 2.493% (LIBOR + 1.130%) due 07/20/26 § ~	1,500,000	1,504,518
OCP CLO Ltd (Cayman) 2.191% (LIBOR + 0.820%) due 10/26/27 § ~	1,000,000	1,000,870
OneMain Financial Issuance Trust 2.370% due 09/14/32 ~	2,400,000	2,379,686
Regatta IV Funding Ltd CLO (Cayman) 2.387% (LIBOR + 1.020%) due 07/25/26 § ~	1,000,000	1,000,534
Santander Drive Auto Receivables Trust
2.080% due 02/16/21	650,000	650,232
2.100% due 06/15/21	1,000,000	997,464
2.660% due 11/15/21	500,000	501,776
SLM Private Credit Student Loan Trust 1.879% (LIBOR + 0.290%) due 06/15/39 §	2,000,000	1,917,086
SLM Student Loan Trust 1.917% (LIBOR + 0.550%) due 10/25/64 § ~	2,000,000	1,989,774
SMB Private Education Loan Trust
2.340% due 09/15/34 ~	1,000,000	979,979
2.377% (LIBOR + 0.900%) due 09/15/34 § ~	2,500,000	2,534,649
2.700% due 05/15/31 ~	1,500,000	1,494,098
2.820% due 10/15/35 ~	2,100,000	2,094,345
2.880% due 09/15/34 ~	2,500,000	2,507,383
2.927% (LIBOR + 1.450%) due 02/17/32 § ~	950,000	983,702
Synchrony Credit Card Master Note Trust 2.210% due 05/15/24	500,000	497,356
Verizon Owner Trust
1.420% due 01/20/21 ~	400,000	397,870
2.060% due 09/20/21 ~	1,000,000	997,833
Volvo Financial Equipment LLC 2.210% due 11/15/21 ~	750,000	745,940
Washington Mill CLO Ltd (Cayman) 2.583% (LIBOR + 1.220%) due 04/20/26 § ~	500,000	502,660

Total Asset-Backed Securities (Cost $60,329,277)		60,392,468

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

U.S. GOVERNMENT AGENCY ISSUES - 1.7%

Fannie Mae 1.875% due 09/18/18	$3,500,000	$3,503,304
Freddie Mac 1.250% due 10/02/19	3,250,000	3,211,481

Total U.S. Government Agency Issues (Cost $6,766,799)		6,714,785

U.S. TREASURY OBLIGATIONS - 13.9%

U.S. Treasury Bonds - 2.9%

2.250% due 08/15/46	3,000,000	2,703,188
2.500% due 02/15/45	1,750,000	1,666,849
2.500% due 02/15/46	1,250,000	1,188,496
2.500% due 05/15/46	3,750,000	3,563,286
2.750% due 08/15/47	1,250,000	1,250,426
2.750% due 11/15/47	1,000,000	1,000,671

		11,372,916

U.S. Treasury Notes - 11.0%

0.750% due 09/30/18	2,000,000	1,985,901
0.750% due 10/31/18	1,000,000	991,819
1.125% due 03/31/20	2,000,000	1,965,929
1.125% due 04/30/20	2,000,000	1,964,373
1.125% due 02/28/21	2,000,000	1,945,052
1.250% due 01/31/19	2,500,000	2,484,539
1.250% due 07/31/23	2,750,000	2,606,102
1.375% due 06/30/23	1,650,000	1,576,238
1.375% due 08/31/23	2,000,000	1,906,351
1.375% due 09/30/23	750,000	714,321
1.500% due 10/31/19	2,500,000	2,482,806
1.500% due 08/15/26	1,000,000	930,156
1.625% due 07/31/20	2,000,000	1,984,671
1.625% due 02/15/26	3,000,000	2,832,860
1.625% due 05/15/26	2,500,000	2,354,452
1.750% due 09/30/22	1,000,000	979,997
1.875% due 10/31/22	1,500,000	1,478,245
2.000% due 10/31/21	3,000,000	2,987,389
2.000% due 08/15/25	2,000,000	1,949,682
2.125% due 12/31/21	3,000,000	3,000,874
2.125% due 12/31/22 #	2,500,000	2,489,500
2.125% due 03/31/24	2,000,000	1,979,443

		43,590,700

Total U.S. Treasury Obligations (Cost $55,337,368)		54,963,616

	Principal Amount	Value

FOREIGN GOVERNMENT BONDS & NOTES - 2.5%

Chile Government (Chile) 2.250% due 10/30/22	$3,000,000	$2,967,000
Export-Import Bank of Korea (South Korea) 2.250% due 01/21/20	1,500,000	1,487,963
Mexico Government (Mexico)
3.625% due 03/15/22	1,000,000	1,041,500
4.350% due 01/15/47	1,000,000	957,500
Province of British Columbia (Canada) 2.000% due 10/23/22	1,500,000	1,471,629
Province of Ontario (Canada) 1.875% due 05/21/20	2,000,000	1,982,224

Total Foreign Government Bonds & Notes (Cost $10,012,328)		9,907,816

SHORT-TERM INVESTMENT - 3.1%

Repurchase Agreement - 3.1%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $12,393,771; collateralized by U.S. Treasury Notes: 2.250% due 01/31/24 and value $12,644,024)	12,393,495	12,393,495

Total Short-Term Investment (Cost $12,393,495)		12,393,495

TOTAL INVESTMENTS - 100.3% (Cost $392,162,204)		396,375,771

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(1,256,193)

NET ASSETS - 100.0%		$395,119,578

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	47.0%
Senior Loan Notes	16.0%
Asset-Backed Securities	15.3%
U.S. Treasury Obligations	13.9%
Short-Term Investment	3.1%
Others (each less than 3.0%)	5.0%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$185,722,630	$-	$185,722,630	$-
	Senior Loan Notes	63,284,477	-	63,284,477	-
	Mortgage-Backed Securities	2,996,484	-	2,996,484	-
	Asset-Backed Securities	60,392,468	-	60,392,468	-
	U.S. Government Agency Issues	6,714,785	-	6,714,785	-
	U.S. Treasury Obligations	54,963,616	-	54,963,616	-
	Foreign Government Bonds & Notes	9,907,816	-	9,907,816	-
	Short-Term Investment	12,393,495	-	12,393,495	-

	Total	$396,375,771	$-	$396,375,771	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

PREFERRED STOCKS - 0.1%

Financial - 0.1%

Citigroup Capital XIII 7.750% (LIBOR + 6.370%) due 10/30/40 §	47,050	$1,292,934
GMAC Capital Trust I 7.201% (LIBOR + 5.785%) due 02/15/40 §	149,256	3,873,193

		5,166,127

Total Preferred Stocks (Cost $4,909,083)		5,166,127

	Principal Amount

CORPORATE BONDS & NOTES - 31.8%

Basic Materials - 1.4%

Alcoa Nederland Holding BV 6.750% due 09/30/24 ~	$2,330,000	2,551,350
Anglo American Capital PLC (United Kingdom) 3.625% due 09/11/24 ~	500,000	498,079
3.750% due 04/10/22 ~	2,830,000	2,878,555
4.000% due 09/11/27 ~	1,080,000	1,074,180
4.750% due 04/10/27 ~	1,380,000	1,446,106
ArcelorMittal (Luxembourg) 6.750% due 02/25/22	740,000	826,950
7.500% due 10/15/39	740,000	950,900
Barrick Gold Corp (Canada) 5.250% due 04/01/42	340,000	393,402
Barrick North America Finance LLC (Canada) 4.400% due 05/30/21	1,077,000	1,140,809
5.700% due 05/30/41	730,000	899,420
BHP Billiton Finance USA Ltd (Australia) 2.875% due 02/24/22	214,000	216,571
5.000% due 09/30/43	2,320,000	2,848,612
6.750% (USD Swap + 5.093%) due 10/19/75 § ~	4,750,000	5,557,928
Equate Petrochemical BV (Kuwait) 4.250% due 11/03/26 ~	2,440,000	2,490,020
FMG Resources Pty Ltd (Australia) 9.750% due 03/01/22 ~	160,000	177,440
Glencore Funding LLC (Switzerland) 4.000% due 03/27/27 ~	5,010,000	5,038,169
4.125% due 05/30/23 ~	380,000	393,585
LyondellBasell Industries NV 5.000% due 04/15/19	431,000	442,602
6.000% due 11/15/21	490,000	544,685
OCP SA (Morocco) 4.500% due 10/22/25 ~	2,800,000	2,809,223
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	640,000	670,397
Southern Copper Corp (Peru) 5.250% due 11/08/42	8,130,000	9,106,962
6.750% due 04/16/40	600,000	781,951
Vale Overseas Ltd (Brazil) 6.875% due 11/21/36	6,485,000	7,976,550
Westlake Chemical Corp 4.625% due 02/15/21	550,000	566,500
4.875% due 05/15/23	840,000	869,400
Yamana Gold Inc (Canada) 4.625% due 12/15/27 ~	1,810,000	1,822,446

		54,972,792

	Principal Amount	Value

Communications - 3.0%

21st Century Fox America Inc 6.200% due 12/15/34	$1,000,000	$1,294,190
Altice Financing SA (Luxembourg) 6.625% due 02/15/23 ~	1,420,000	1,490,432
Amazon.com Inc 3.150% due 08/22/27 ~	2,710,000	2,718,761
3.875% due 08/22/37 ~	1,310,000	1,393,729
4.050% due 08/22/47 ~	1,720,000	1,859,992
4.950% due 12/05/44	2,190,000	2,670,290
America Movil SAB de CV (Mexico) 5.000% due 03/30/20	3,300,000	3,481,397
AT&T Inc 3.000% due 02/15/22	260,000	260,750
3.000% due 06/30/22	260,000	260,692
3.400% due 05/15/25	7,480,000	7,364,091
3.875% due 08/15/21	110,000	114,048
3.900% due 08/14/27	2,770,000	2,793,145
4.250% due 03/01/27	1,450,000	1,480,482
4.350% due 06/15/45	3,215,000	2,975,071
4.450% due 05/15/21	390,000	411,651
4.900% due 08/14/37	1,170,000	1,190,032
5.500% due 02/01/18	3,625,000	3,635,456
Bharti Airtel Ltd (India) 4.375% due 06/10/25 ~	2,080,000	2,119,282
CCO Holdings LLC 5.125% due 05/01/27 ~	1,120,000	1,106,000
CenturyLink Inc 5.625% due 04/01/20	370,000	374,163
5.625% due 04/01/25	370,000	338,088
6.150% due 09/15/19	1,000,000	1,037,500
Charter Communications Operating LLC 4.200% due 03/15/28	2,010,000	1,993,671
6.384% due 10/23/35	530,000	622,863
6.484% due 10/23/45	650,000	759,886
Comcast Corp 5.150% due 03/01/20	1,658,000	1,757,630
5.650% due 06/15/35	290,000	361,994
5.700% due 05/15/18	5,000,000	5,071,105
6.500% due 11/15/35	1,530,000	2,070,749
CommScope Technologies LLC 5.000% due 03/15/27 ~	650,000	651,625
Deutsche Telekom International Finance BV (Germany) 6.750% due 08/20/18	1,545,000	1,590,364
DISH DBS Corp 5.875% due 07/15/22	1,110,000	1,119,713
5.875% due 11/15/24	3,946,000	3,852,282
6.750% due 06/01/21	470,000	495,263
Myriad International Holdings BV (South Africa) 4.850% due 07/06/27 ~	3,660,000	3,804,263
NBCUniversal Enterprise Inc 1.974% due 04/15/19 ~	4,080,000	4,073,142
NBCUniversal Media LLC 4.375% due 04/01/21	680,000	720,979
Netflix Inc 5.875% due 02/15/25	670,000	713,550
Rogers Communications Inc (Canada) 6.800% due 08/15/18	760,000	782,416
SFR Group SA (France) 6.250% due 05/15/24 ~	370,000	372,313
7.375% due 05/01/26 ~	2,390,000	2,470,662
Sprint Capital Corp 8.750% due 03/15/32	2,080,000	2,366,000
Sprint Communications Inc 9.000% due 11/15/18 ~	85,000	89,577
Sprint Corp 7.625% due 02/15/25	2,530,000	2,656,500
7.875% due 09/15/23	130,000	138,775

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Telefonica Emisiones SAU (Spain) 5.134% due 04/27/20	$2,020,000	$2,139,438
5.213% due 03/08/47	1,140,000	1,297,711
5.877% due 07/15/19	350,000	368,055
Time Warner Cable LLC 5.500% due 09/01/41	250,000	261,243
5.875% due 11/15/40	1,470,000	1,598,907
6.750% due 06/15/39	1,050,000	1,262,856
7.300% due 07/01/38	1,620,000	2,035,214
8.250% due 04/01/19	5,445,000	5,820,839
Time Warner Entertainment Co LP 8.375% due 07/15/33	990,000	1,364,717
Time Warner Inc 4.700% due 01/15/21	410,000	433,424
6.250% due 03/29/41	450,000	557,183
Verizon Communications Inc 2.625% due 08/15/26	2,770,000	2,613,268
3.376% due 02/15/25 ~	2,938,000	2,953,051
3.500% due 11/01/24	410,000	417,871
3.850% due 11/01/42	730,000	662,301
4.125% due 03/16/27	10,580,000	11,049,918
4.522% due 09/15/48	870,000	859,380
5.500% due 03/16/47	830,000	948,546
Viacom Inc 3.875% due 04/01/24	610,000	609,324
4.250% due 09/01/23	620,000	633,679
West Corp 4.750% due 07/15/21 ~	320,000	324,800

		117,116,289

Consumer, Cyclical - 1.6%

American Axle & Manufacturing Inc 6.625% due 10/15/22	1,330,000	1,381,537
Beacon Escrow Corp 4.875% due 11/01/25 ~	680,000	685,950
Cintas Corp No 2 2.900% due 04/01/22	1,610,000	1,625,807
3.700% due 04/01/27	1,750,000	1,823,888
CVS Health Corp 2.750% due 12/01/22	4,660,000	4,595,077
3.875% due 07/20/25	1,278,000	1,317,951
5.125% due 07/20/45	1,440,000	1,655,329
CVS Pass-Through Trust 5.298% due 01/11/27 ~	569,798	606,294
6.036% due 12/10/28	2,731,713	3,040,307
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 02/10/24	2,411,706	2,747,897
Dollar Tree Inc 5.750% due 03/01/23	1,170,000	1,227,769
Ford Motor Co 4.750% due 01/15/43	630,000	640,723
Ford Motor Credit Co LLC 2.459% due 03/27/20	200,000	199,454
3.200% due 01/15/21	1,250,000	1,268,296
3.664% due 09/08/24	2,770,000	2,809,231
5.750% due 02/01/21	1,070,000	1,162,406
8.125% due 01/15/20	1,570,000	1,739,853
General Motors Co 6.250% due 10/02/43	570,000	676,959
General Motors Financial Co Inc 3.250% due 05/15/18	280,000	281,077
3.450% due 04/10/22	720,000	730,208
4.250% due 05/15/23	1,250,000	1,310,458
4.350% due 01/17/27	1,510,000	1,572,915
4.375% due 09/25/21	930,000	978,996
GLP Capital LP 5.375% due 04/15/26	2,162,000	2,324,150
Hilton Worldwide Finance LLC 4.875% due 04/01/27	1,940,000	2,034,575

	Principal Amount	Value
Lennar Corp 4.500% due 04/30/24	$1,160,000	$1,192,248
McDonald’s Corp 3.500% due 03/01/27	740,000	762,275
3.700% due 01/30/26	2,560,000	2,672,373
MGM Resorts International 6.625% due 12/15/21	800,000	879,760
NCL Corp Ltd 4.750% due 12/15/21 ~	2,880,000	2,988,000
New Red Finance Inc (Canada) 5.000% due 10/15/25 ~	1,170,000	1,184,625
Newell Brands Inc 3.150% due 04/01/21	1,040,000	1,052,326
3.850% due 04/01/23	2,040,000	2,113,042
4.200% due 04/01/26	1,590,000	1,661,885
QVC Inc 5.950% due 03/15/43	100,000	101,039
Taylor Morrison Communities Inc 5.250% due 04/15/21 ~	2,150,000	2,195,687
The Goodyear Tire & Rubber Co 5.000% due 05/31/26	480,000	496,728
5.125% due 11/15/23	890,000	930,842
Wal-Mart Stores Inc 5.250% due 09/01/35	930,000	1,183,966
Walgreens Boots Alliance Inc 3.450% due 06/01/26	2,240,000	2,218,456

		60,070,359

Consumer, Non-Cyclical - 5.0%

Abbott Laboratories 3.750% due 11/30/26	2,550,000	2,622,626
4.750% due 11/30/36	1,300,000	1,464,265
4.900% due 11/30/46	2,180,000	2,507,230
AbbVie Inc 3.600% due 05/14/25	1,600,000	1,647,116
Aetna Inc 2.800% due 06/15/23	540,000	532,042
Allergan Funding SCS 3.450% due 03/15/22	1,420,000	1,443,983
3.800% due 03/15/25	2,730,000	2,782,871
4.550% due 03/15/35	430,000	456,056
4.750% due 03/15/45	271,000	289,362
Altria Group Inc 4.750% due 05/05/21	2,980,000	3,196,877
9.250% due 08/06/19	3,330,000	3,692,285
Amgen Inc 3.625% due 05/22/24	590,000	613,722
4.663% due 06/15/51	289,000	324,359
Anheuser-Busch InBev Finance Inc (Belgium) 2.650% due 02/01/21	2,520,000	2,534,236
3.300% due 02/01/23	2,880,000	2,950,006
3.650% due 02/01/26	1,950,000	2,015,272
4.900% due 02/01/46	6,230,000	7,242,974
Anheuser-Busch InBev Worldwide Inc (Belgium) 2.500% due 07/15/22	6,320,000	6,277,930
5.000% due 04/15/20	1,360,000	1,443,762
5.375% due 01/15/20	2,300,000	2,440,914
Anthem Inc 2.950% due 12/01/22	490,000	490,694
3.125% due 05/15/22	3,300,000	3,332,120
3.350% due 12/01/24	560,000	568,856
3.650% due 12/01/27	1,360,000	1,388,684
3.700% due 08/15/21	220,000	226,932
BAT Capital Corp (United Kingdom) 3.557% due 08/15/27 ~	9,590,000	9,619,023
4.540% due 08/15/47 ~	4,080,000	4,309,601

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Becton Dickinson & Co 3.363% due 06/06/24	$3,810,000	$3,825,182
3.734% due 12/15/24	993,000	1,018,307
4.685% due 12/15/44	740,000	811,647
Cardinal Health Inc 2.616% due 06/15/22	1,130,000	1,112,132
3.079% due 06/15/24	1,490,000	1,468,576
Catholic Health Initiatives 4.350% due 11/01/42	420,000	406,607
Celgene Corp 3.550% due 08/15/22	910,000	938,200
3.875% due 08/15/25	2,740,000	2,840,006
5.000% due 08/15/45	660,000	751,098
5.250% due 08/15/43	320,000	370,524
Centene Corp 4.750% due 05/15/22	1,240,000	1,292,700
4.750% due 01/15/25	970,000	989,400
6.125% due 02/15/24	680,000	720,800
Constellation Brands Inc 4.250% due 05/01/23	590,000	624,791
6.000% due 05/01/22	3,170,000	3,565,882
Cott Holdings Inc (Canada) 5.500% due 04/01/25 ~	1,530,000	1,577,812
Danone SA (France) 2.077% due 11/02/21 ~	2,540,000	2,486,622
2.589% due 11/02/23 ~	4,030,000	3,934,709
2.947% due 11/02/26 ~	1,730,000	1,687,273
DaVita Inc 5.000% due 05/01/25	120,000	120,264
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	3,620,000	3,676,275
Ecolab Inc 4.350% due 12/08/21	767,000	817,050
Eli Lilly & Co 3.100% due 05/15/27	1,310,000	1,330,893
Fresenius Medical Care US Finance II Inc (Germany) 4.125% due 10/15/20 ~	1,080,000	1,113,069
5.875% due 01/31/22 ~	1,160,000	1,278,139
Gilead Sciences Inc 3.650% due 03/01/26	1,660,000	1,723,421
3.700% due 04/01/24	2,210,000	2,313,485
4.750% due 03/01/46	1,900,000	2,201,175
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	3,020,000	3,066,845
HCA Inc 5.000% due 03/15/24	70,000	72,975
5.250% due 06/15/26	230,000	244,375
5.500% due 06/15/47	420,000	420,000
5.875% due 03/15/22	2,120,000	2,273,700
5.875% due 05/01/23	2,090,000	2,236,300
7.500% due 02/15/22	980,000	1,104,950
Humana Inc 3.150% due 12/01/22	970,000	977,368
3.950% due 03/15/27	860,000	891,860
4.625% due 12/01/42	1,090,000	1,192,804
4.800% due 03/15/47	130,000	147,046
4.950% due 10/01/44	610,000	704,693
Imperial Brands Finance PLC (United Kingdom) 2.050% due 02/11/18 ~	1,540,000	1,539,841
Johnson & Johnson 3.625% due 03/03/37	1,810,000	1,914,696
Kraft Heinz Foods Co 3.000% due 06/01/26	2,070,000	1,995,043
3.500% due 06/06/22	1,380,000	1,413,363
3.950% due 07/15/25	700,000	723,983
5.000% due 07/15/35	1,120,000	1,225,563
5.000% due 06/04/42	560,000	602,579
5.200% due 07/15/45	340,000	375,102
5.375% due 02/10/20	1,219,000	1,292,101

	Principal Amount	Value
Lamb Weston Holdings Inc 4.875% due 11/01/26 ~	$1,410,000	$1,476,975
Medtronic Global Holdings SCA 3.350% due 04/01/27	2,110,000	2,166,905
Medtronic Inc 3.125% due 03/15/22	430,000	439,664
3.500% due 03/15/25	5,680,000	5,896,370
Merck & Co Inc 2.750% due 02/10/25	1,510,000	1,504,979
Molson Coors Brewing Co 3.500% due 05/01/22	500,000	514,004
Pernod Ricard SA (France) 4.450% due 01/15/22 ~	3,840,000	4,082,266
Philip Morris International Inc 1.875% due 11/01/19	3,730,000	3,707,761
2.500% due 08/22/22	2,560,000	2,537,814
2.500% due 11/02/22	2,670,000	2,647,670
2.900% due 11/15/21	1,460,000	1,478,410
Reynolds American Inc (United Kingdom) 3.250% due 06/12/20	974,000	990,192
5.850% due 08/15/45	1,090,000	1,365,125
6.150% due 09/15/43	330,000	425,337
8.125% due 06/23/19	1,220,000	1,319,974
Spectrum Brands Inc 5.750% due 07/15/25	800,000	846,000
Tenet Healthcare Corp 8.125% due 04/01/22	430,000	439,137
Teva Pharmaceutical Finance Co BV (Israel) 2.950% due 12/18/22	780,000	700,414
Teva Pharmaceutical Finance Netherlands III BV (Israel) 1.400% due 07/20/18	690,000	685,496
1.700% due 07/19/19	700,000	680,307
2.200% due 07/21/21	360,000	329,091
2.800% due 07/21/23	300,000	261,530
3.150% due 10/01/26	720,000	595,401
UBM PLC (United Kingdom) 5.750% due 11/03/20 ~	1,930,000	2,005,016
United Rentals North America Inc 4.875% due 01/15/28	420,000	423,150
5.500% due 07/15/25	1,350,000	1,436,062
5.500% due 05/15/27	2,000,000	2,110,000
UnitedHealth Group Inc 3.750% due 07/15/25	820,000	864,943
3.875% due 10/15/20	2,610,000	2,710,422
5.700% due 10/15/40	10,000	12,997
5.800% due 03/15/36	860,000	1,119,566
Valeant Pharmaceuticals International Inc 5.375% due 03/15/20 ~	234,000	235,463
5.625% due 12/01/21 ~	310,000	304,188
5.875% due 05/15/23 ~	450,000	417,938
6.500% due 03/15/22 ~	470,000	494,675
7.000% due 03/15/24 ~	1,330,000	1,426,425
7.500% due 07/15/21 ~	3,540,000	3,615,225
9.000% due 12/15/25 ~	1,580,000	1,650,626
Wm Wrigley Jr Co 2.400% due 10/21/18 ~	680,000	681,973
2.900% due 10/21/19 ~	2,380,000	2,402,472

		192,826,987

Energy - 5.4%

Anadarko Petroleum Corp 4.850% due 03/15/21	1,160,000	1,225,780
5.550% due 03/15/26	1,580,000	1,775,196
6.600% due 03/15/46	4,870,000	6,281,696
8.700% due 03/15/19	5,485,000	5,882,171
Apache Corp 3.250% due 04/15/22	492,000	496,125
4.250% due 01/15/44	3,240,000	3,148,286

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

4.750% due 04/15/43	$1,000,000	$1,030,665
6.000% due 01/15/37	1,010,000	1,197,390
6.900% due 09/15/18	5,000,000	5,158,758
Baker Hughes a GE Co LLC 3.200% due 08/15/21	58,000	59,262
BP Capital Markets PLC (United Kingdom) 3.119% due 05/04/26	3,490,000	3,530,271
3.216% due 11/28/23	3,640,000	3,720,631
3.506% due 03/17/25	870,000	900,596
3.561% due 11/01/21	220,000	228,768
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	1,370,000	1,420,553
Chesapeake Energy Corp 5.750% due 03/15/23	600,000	558,000
6.125% due 02/15/21	210,000	213,675
8.000% due 12/15/22 ~	235,000	254,388
Chevron Corp 2.954% due 05/16/26	4,380,000	4,382,235
CNOOC Finance LLC (China) 3.500% due 05/05/25	9,220,000	9,309,038
Concho Resources Inc 4.375% due 01/15/25	1,050,000	1,094,625
ConocoPhillips 6.500% due 02/01/39	860,000	1,206,556
Continental Resources Inc 4.375% due 01/15/28 ~	880,000	869,836
Devon Energy Corp 3.250% due 05/15/22	2,510,000	2,555,308
5.000% due 06/15/45	3,330,000	3,725,912
5.600% due 07/15/41	170,000	200,909
5.850% due 12/15/25	3,650,000	4,267,764
7.950% due 04/15/32	2,810,000	3,861,008
Ecopetrol SA (Colombia) 5.875% due 05/28/45	8,710,000	8,923,407
Energy Transfer LP 4.500% due 11/01/23	520,000	538,964
5.875% due 03/01/22	1,770,000	1,936,554
Ensco PLC 8.000% due 01/31/24	1,315,000	1,324,863
Enterprise Products Operating LLC 5.084% (LIBOR + 3.708%) due 08/01/66 §	3,000,000	3,003,750
EOG Resources Inc 4.150% due 01/15/26	1,370,000	1,460,164
Exxon Mobil Corp 3.043% due 03/01/26	2,840,000	2,886,145
4.114% due 03/01/46	1,250,000	1,398,541
Halliburton Co 3.800% due 11/15/25	3,250,000	3,382,373
Kerr-McGee Corp 7.875% due 09/15/31	2,297,000	3,057,872
Kinder Morgan Energy Partners LP 3.500% due 09/01/23	1,410,000	1,414,288
6.850% due 02/15/20	2,180,000	2,362,409
Kinder Morgan Inc 5.000% due 02/15/21 ~	1,720,000	1,826,056
5.300% due 12/01/34	1,029,000	1,100,068
MEG Energy Corp (Canada) 7.000% due 03/31/24 ~	340,000	288,575
MPLX LP 4.875% due 12/01/24	1,670,000	1,802,269
4.875% due 06/01/25	1,190,000	1,276,996
Noble Energy Inc 3.850% due 01/15/28	1,900,000	1,909,099
4.950% due 08/15/47	930,000	998,311
5.250% due 11/15/43	1,270,000	1,411,148
6.000% due 03/01/41	200,000	237,144
Oasis Petroleum Inc 6.875% due 03/15/22	660,000	678,975

	Principal Amount	Value

Occidental Petroleum Corp 3.000% due 02/15/27	$1,510,000	$1,502,516
3.125% due 02/15/22	1,350,000	1,384,627
3.400% due 04/15/26	1,890,000	1,937,119
4.100% due 02/15/47	2,110,000	2,246,521
4.400% due 04/15/46	600,000	665,212
4.625% due 06/15/45	1,280,000	1,451,155
Petrobras Global Finance BV (Brazil) 5.299% due 01/27/25 ~	18,551,000	18,629,842
6.250% due 03/17/24	8,580,000	9,133,410
7.375% due 01/17/27	1,440,000	1,588,320
Petroleos Mexicanos (Mexico) 5.500% due 01/21/21	1,570,000	1,667,733
6.000% due 03/05/20	2,000,000	2,124,500
6.375% due 01/23/45	520,000	524,082
6.625% due 06/15/35	160,000	171,534
6.875% due 08/04/26	3,110,000	3,533,738
QEP Resources Inc 6.875% due 03/01/21	1,830,000	1,985,550
Range Resources Corp 4.875% due 05/15/25	180,000	174,600
5.000% due 03/15/23	4,040,000	4,040,000
5.875% due 07/01/22	90,000	92,250
Sabine Pass Liquefaction LLC 5.750% due 05/15/24	1,030,000	1,146,096
Sanchez Energy Corp 6.125% due 01/15/23	750,000	639,375
Schlumberger Holdings Corp 3.000% due 12/21/20 ~	2,570,000	2,604,739
4.000% due 12/21/25 ~	1,960,000	2,062,565
Schlumberger Norge AS 4.200% due 01/15/21 ~	50,000	52,267
Shelf Drilling Holdings Ltd (United Arab Emirates) 9.500% due 11/02/20 ~	190,249	194,767
Shell International Finance BV (Netherlands) 2.875% due 05/10/26	5,090,000	5,094,298
4.000% due 05/10/46	900,000	960,108
4.375% due 03/25/20	4,150,000	4,340,703
4.375% due 05/11/45	2,750,000	3,096,865
4.550% due 08/12/43	1,200,000	1,366,897
Sinopec Group Overseas Development Ltd (China) 4.375% due 04/10/24 ~	7,560,000	8,032,228
The Williams Cos Inc 7.500% due 01/15/31	5,935,000	7,285,213
Transcontinental Gas Pipe Line Co LLC 7.850% due 02/01/26	4,690,000	6,002,442
Western Gas Partners LP 4.650% due 07/01/26	990,000	1,030,621
Williams Partners LP 4.875% due 03/15/24	1,010,000	1,057,975
WPX Energy Inc 6.000% due 01/15/22	60,000	63,000
8.250% due 08/01/23	290,000	330,600

		209,986,841

Financial - 11.1%

ABN AMRO Bank NV (Netherlands) 4.750% due 07/28/25 ~	2,220,000	2,360,970
AerCap Ireland Capital DAC (Netherlands) 3.750% due 05/15/19	2,590,000	2,631,640
4.500% due 05/15/21	1,010,000	1,061,448
5.000% due 10/01/21	190,000	202,689
Ally Financial Inc 7.500% due 09/15/20	32,000	35,520
American International Group Inc 3.750% due 07/10/25	2,610,000	2,694,613

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Bank of America Corp 2.600% due 01/15/19	$1,045,000	$1,048,668
3.004% (LIBOR + 0.790%) due 12/20/23 § ~	8,404,000	8,430,187
3.300% due 01/11/23	3,190,000	3,265,166
3.419% (LIBOR + 1.040%) due 12/20/28 § ~	9,774,000	9,785,387
3.500% due 04/19/26	5,410,000	5,535,693
3.593% (LIBOR + 1.370%) due 07/21/28 §	1,290,000	1,312,420
4.000% due 04/01/24	10,280,000	10,874,059
4.125% due 01/22/24	9,345,000	9,944,960
4.200% due 08/26/24	4,930,000	5,195,049
4.450% due 03/03/26	660,000	705,519
5.000% due 01/21/44	3,310,000	4,004,302
5.650% due 05/01/18	2,070,000	2,094,801
6.100% (LIBOR + 3.898%) due 03/17/25 §	1,370,000	1,505,287
6.250% (LIBOR + 3.705%) due 09/05/24 §	2,990,000	3,307,837
BNP Paribas SA (France) 4.625% due 03/13/27 ~	1,110,000	1,186,027
BPCE SA (France) 5.150% due 07/21/24 ~	1,370,000	1,487,268
Brighthouse Financial Inc 4.700% due 06/22/47 ~	2,780,000	2,844,741
Chubb INA Holdings Inc 2.300% due 11/03/20	950,000	948,805
3.350% due 05/03/26	1,190,000	1,215,432
Citigroup Inc 3.500% due 05/15/23	2,380,000	2,425,164
4.400% due 06/10/25	4,900,000	5,175,834
4.450% due 09/29/27	7,030,000	7,449,357
4.650% due 07/30/45	6,761,000	7,719,546
4.750% due 05/18/46	440,000	486,559
5.300% due 05/06/44	240,000	284,197
5.500% due 09/13/25	4,580,000	5,166,561
5.900% (LIBOR + 4.230%) due 02/15/23 §	670,000	715,225
5.950% (LIBOR + 4.068%) due 01/30/23 §	1,820,000	1,938,300
5.950% (LIBOR + 3.905%) due 05/15/25 §	7,040,000	7,506,400
6.300% (LIBOR + 3.423%) due 05/15/24 §	3,900,000	4,182,750
6.625% due 06/15/32	480,000	612,974
6.675% due 09/13/43	580,000	804,921
8.125% due 07/15/39	200,000	320,563
Commonwealth Bank of Australia (Australia) 3.900% due 07/12/47 ~	3,370,000	3,450,741
5.000% due 10/15/19 ~	1,060,000	1,109,014
Cooperatieve Rabobank UA (Netherlands) 4.375% due 08/04/25	4,980,000	5,264,159
4.625% due 12/01/23	5,690,000	6,106,354
5.250% due 08/04/45	870,000	1,050,943
11.000% due 06/30/19 ~	4,830,000	5,415,637
Credit Agricole SA (France) 8.375% (LIBOR + 6.982%) due 10/13/19 § ~	5,180,000	5,672,100
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 4.550% due 04/17/26	440,000	471,797
4.875% due 05/15/45	5,980,000	6,876,776
GE Capital International Funding Co 2.342% due 11/15/20	13,485,000	13,427,371
3.373% due 11/15/25	3,577,000	3,640,875
Goldman Sachs Capital II 4.000% due 02/12/18	398,000	352,827

	Principal Amount	Value
HSBC Bank USA NA 7.000% due 01/15/39	$3,840,000	$5,680,691
HSBC Finance Corp 6.676% due 01/15/21	165,000	183,560
HSBC Holdings PLC (United Kingdom) 3.400% due 03/08/21	8,230,000	8,414,877
4.250% due 03/14/24	3,300,000	3,451,110
4.250% due 08/18/25	4,560,000	4,735,397
6.375% (USD Swap + 3.705%) due 09/17/24 §	1,080,000	1,152,900
ING Bank NV (Netherlands) 5.800% due 09/25/23 ~	5,370,000	6,032,919
International Lease Finance Corp 5.875% due 08/15/22	910,000	1,010,309
8.625% due 01/15/22	1,940,000	2,338,194
Intesa Sanpaolo SPA (Italy) 3.125% due 07/14/22 ~	2,100,000	2,086,774
3.875% due 07/14/27 ~	3,090,000	3,093,766
5.017% due 06/26/24 ~	10,270,000	10,528,025
JPMorgan Chase & Co 3.875% due 09/10/24	4,840,000	5,052,077
4.250% due 10/15/20	3,230,000	3,387,811
4.250% due 10/01/27	870,000	926,260
4.350% due 08/15/21	690,000	732,118
4.500% due 01/24/22	2,310,000	2,472,918
4.950% due 06/01/45	3,380,000	3,934,315
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	350,000	407,267
Lloyds Banking Group PLC (United Kingdom) 3.574% (LIBOR + 1.205%) due 11/07/28 §	630,000	625,170
4.500% due 11/04/24	3,000,000	3,151,808
MetLife Inc 4.750% due 02/08/21	2,370,000	2,538,319
Mitsubishi UFJ Financial Group Inc (Japan) 2.998% due 02/22/22	1,590,000	1,600,840
Navient Corp 8.000% due 03/25/20	3,380,000	3,663,075
Nordea Bank AB (Sweden) 4.875% due 05/13/21 ~	7,870,000	8,353,887
Quicken Loans Inc 5.750% due 05/01/25 ~	1,250,000	1,300,012
Royal Bank of Scotland Group PLC (United Kingdom) 5.125% due 05/28/24	6,260,000	6,647,524
6.000% due 12/19/23	4,240,000	4,684,075
6.100% due 06/10/23	3,870,000	4,265,855
6.125% due 12/15/22	1,910,000	2,095,489
Santander UK Group Holdings PLC (United Kingdom) 5.625% due 09/15/45 ~	610,000	741,111
Standard Chartered PLC (United Kingdom) 2.888% (LIBOR + 1.510%) due 01/30/27 § ~	3,900,000	3,656,250
3.950% due 01/11/23 ~	310,000	313,173
5.700% due 03/26/44 ~	3,150,000	3,831,570
State Street Corp 4.956% due 03/15/18	8,180,000	8,227,210
Sumitomo Mitsui Financial Group Inc (Japan) 2.058% due 07/14/21	2,320,000	2,274,550
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 ~	132,000	186,725
The Goldman Sachs Group Inc 3.500% due 11/16/26	2,430,000	2,446,117
3.850% due 07/08/24	1,690,000	1,754,083
4.250% due 10/21/25	4,270,000	4,466,057
4.750% due 10/21/45	3,400,000	3,900,651
5.150% due 05/22/45	3,480,000	4,041,488

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

5.250% due 07/27/21	$2,570,000	$2,786,428
5.750% due 01/24/22	400,000	443,725
5.950% due 01/15/27	1,733,000	2,027,533
6.000% due 06/15/20	6,360,000	6,880,047
6.250% due 02/01/41	6,880,000	9,283,494
6.750% due 10/01/37	2,145,000	2,874,678
UBS Group Funding Switzerland AG (Switzerland) 3.491% due 05/23/23 ~	5,620,000	5,714,509
4.125% due 09/24/25 ~	2,340,000	2,457,561
4.253% due 03/23/28 ~	6,190,000	6,532,962
Visa Inc 3.150% due 12/14/25	6,440,000	6,588,673
4.300% due 12/14/45	4,620,000	5,265,581
Voya Financial Inc 2.900% due 02/15/18	244,000	244,246
Wachovia Capital Trust III 5.570% due 02/12/18	6,220,000	6,274,425
WEA Finance LLC REIT (Australia) 3.750% due 09/17/24 ~	4,730,000	4,884,520
Wells Fargo & Co 1.500% due 01/16/18	1,730,000	1,729,824
3.000% due 10/23/26	3,850,000	3,776,881
3.450% due 02/13/23	2,330,000	2,375,700
4.300% due 07/22/27	11,210,000	11,947,090
4.400% due 06/14/46	3,650,000	3,855,432
4.600% due 04/01/21	6,240,000	6,633,668
4.650% due 11/04/44	1,600,000	1,747,389
4.750% due 12/07/46	2,550,000	2,854,391
4.900% due 11/17/45	3,920,000	4,443,261
5.375% due 11/02/43	2,030,000	2,420,716
5.606% due 01/15/44	1,567,000	1,934,663

		427,669,157

Industrial - 1.8%

ABB Finance USA Inc (Switzerland) 4.375% due 05/08/42	390,000	421,263
Air 2 US 8.027% due 10/01/20 ~	244,083	252,473
Boeing Capital Corp 4.700% due 10/27/19	1,360,000	1,421,052
Caterpillar Financial Services Corp 1.931% due 10/01/21	2,315,000	2,266,890
DAE Funding LLC (United Arab Emirates) 4.500% due 08/01/22 ~	654,000	644,190
5.000% due 08/01/24 ~	620,000	613,800
Eaton Corp 2.750% due 11/02/22	6,649,000	6,675,031
4.150% due 11/02/42	2,040,000	2,130,689
General Electric Co 3.150% due 09/07/22	1,369,000	1,391,363
4.375% due 09/16/20	396,000	416,100
4.500% due 03/11/44	2,610,000	2,895,619
4.650% due 10/17/21	98,000	105,554
5.300% due 02/11/21	1,378,000	1,488,463
5.875% due 01/14/38	450,000	582,638
6.000% due 08/07/19	2,786,000	2,952,408
6.150% due 08/07/37	317,000	419,135
6.875% due 01/10/39	3,306,000	4,769,670
Harris Corp 4.854% due 04/27/35	530,000	593,678
5.054% due 04/27/45	1,470,000	1,734,159
John Deere Capital Corp 5.350% due 04/03/18	3,480,000	3,512,081
Lockheed Martin Corp 3.100% due 01/15/23	300,000	305,126
3.550% due 01/15/26	3,240,000	3,369,210
4.500% due 05/15/36	580,000	651,945
Northrop Grumman Corp 3.250% due 01/15/28	5,430,000	5,447,811

	Principal Amount	Value

Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	$550,000	$548,625
5.500% due 02/15/24 ~	1,000,000	995,000
Raytheon Co 3.125% due 10/15/20	1,680,000	1,719,165
Reynolds Group Issuer Inc 5.125% due 07/15/23 ~	270,000	279,787
5.750% due 10/15/20	959,417	975,007
6.875% due 02/15/21	894,427	907,843
The Boeing Co 4.875% due 02/15/20	5,560,000	5,874,005
United Parcel Service Inc 2.500% due 04/01/23	910,000	905,466
3.050% due 11/15/27	640,000	640,661
United Technologies Corp 4.500% due 04/15/20	2,630,000	2,759,652
4.500% due 06/01/42	540,000	599,380
Waste Management Inc 3.500% due 05/15/24	1,750,000	1,814,045
7.375% due 05/15/29	1,910,000	2,531,226
WestRock RKT Co 3.500% due 03/01/20	990,000	1,007,670
4.000% due 03/01/23	1,150,000	1,192,857

		67,810,737

Technology - 1.3%

Apple Inc 2.000% due 11/13/20	2,040,000	2,027,797
2.450% due 08/04/26	4,090,000	3,923,448
Broadcom Corp 3.125% due 01/15/25 ~	1,610,000	1,541,137
3.875% due 01/15/27 ~	240,000	236,551
Dell International LLC 3.480% due 06/01/19 ~	5,890,000	5,965,307
4.420% due 06/15/21 ~	5,730,000	5,974,861
First Data Corp 5.000% due 01/15/24 ~	4,790,000	4,945,675
7.000% due 12/01/23 ~	270,000	286,200
Intel Corp 3.700% due 07/29/25	890,000	941,163
3.734% due 12/08/47 ~	729,000	758,310
Microsoft Corp 2.400% due 08/08/26	7,310,000	7,055,653
2.700% due 02/12/25	1,080,000	1,079,122
2.875% due 02/06/24	4,410,000	4,476,556
3.300% due 02/06/27	7,330,000	7,567,456
3.450% due 08/08/36	150,000	154,845
3.950% due 08/08/56	1,100,000	1,176,373
4.100% due 02/06/37	260,000	290,656

		48,401,110

Utilities - 1.2%

AES Corp 4.875% due 05/15/23	1,170,000	1,197,788
5.500% due 03/15/24	30,000	31,350
5.500% due 04/15/25	330,000	348,150
7.375% due 07/01/21	1,130,000	1,274,075
Berkshire Hathaway Energy Co 6.125% due 04/01/36	601,000	808,276
Duke Energy Corp 3.550% due 09/15/21	1,350,000	1,394,234
3.950% due 08/15/47	440,000	453,693
FirstEnergy Corp 3.900% due 07/15/27	3,750,000	3,848,784
4.250% due 03/15/23	4,980,000	5,206,483
7.375% due 11/15/31	12,550,000	16,960,389
Majapahit Holding BV (Indonesia) 7.750% due 01/20/20 ~	640,000	701,632
Pacific Gas & Electric Co 6.050% due 03/01/34	7,602,000	9,591,813
8.250% due 10/15/18	465,000	486,617

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
PacifiCorp 5.650% due 07/15/18	$1,860,000	$1,898,346
Virginia Electric & Power Co 6.350% due 11/30/37	2,130,000	2,943,488

		47,145,118

Total Corporate Bonds & Notes (Cost $1,166,103,277)		1,225,999,390

SENIOR LOAN NOTES - 6.1%

Communications - 1.3%

Ancestry.com Operations Inc 4.660% (LIBOR + 3.250%) due 10/19/23 §	1,635,859	1,647,105
CBS Radio Inc Term B 4.172% (LIBOR + 2.750%) due 11/17/24 § µ	1,980,000	1,993,613
CenturyLink Inc Term B 4.319% (LIBOR + 2.750%) due 01/31/25 §	4,170,000	4,030,751
Charter Communications Operating LLC Term B due 04/30/25 µ	4,930,441	4,939,686
CSC Holdings LLC 3.741% (LIBOR + 2.250%) due 07/17/25 §	817,847	815,598
Level 3 Financing Inc Term B 3.696% (LIBOR + 2.250%) due 02/22/24 §	4,480,000	4,485,600
Numericable Group SA Term B12 (France) 4.349% (LIBOR + 3.000%) due 01/31/26 §	5,008,000	4,843,152
Sinclair Television Group Inc Term B due 05/10/24 µ	2,880,000	2,880,881
Sprint Communications Inc Term B 4.125% (LIBOR + 2.500%) due 02/02/24 §	4,064,288	4,067,250
Unitymedia Hessen GmbH & Co KG
Term B due 09/30/25 µ	2,717,000	2,722,581
Term D due 01/15/26 µ	2,750,000	2,748,853
Univision Communications Inc Term C5 4.319% (LIBOR + 2.750%) due 03/15/24 §	5,085,418	5,076,198
UPC Financing Partnership Term AR 3.977% (LIBOR + 2.500%) due 01/15/26 §	4,401,000	4,404,164
Virgin Media Investment Holdings Ltd Term K due 01/15/26 µ	3,609,388	3,613,900
Ziggo Secured Finance Partnership Term E 3.977% (LIBOR + 2.500%) due 04/15/25 §	2,496,000	2,479,731

		50,749,063

Consumer, Cyclical - 1.9%

Academy Ltd Term B 5.546% (LIBOR + 4.000%) due 07/01/22 § ±	2,751,315	2,173,539
Air Canada Term B (Canada) 3.745% (LIBOR + 2.250%) due 10/06/23 §	997,500	1,004,046
American Airlines Inc 3.477% (LIBOR + 2.000%) due 12/14/23 §	628,650	629,289
Term B 3.552% (LIBOR + 2.000%) due 06/26/20 §	3,844,043	3,856,055

	Principal Amount	Value
American Axle & Manufacturing Inc Term B 3.713% (LIBOR + 2.250%) due 04/06/24 § µ	$1,986,957	$1,993,911
American Builders & Contractors Supply Co Inc Term B 4.069% (LIBOR + 2.500%) due 10/31/23 §	4,469,983	4,495,359
Aramark Services Inc Term B1 due 03/11/25 µ	1,440,000	1,449,900
Aristocrat Leisure Ltd Term B (Australia) 3.363% (LIBOR + 2.000%) due 10/20/21 §	1,801,788	1,812,680
Beacon Roofing Supply Inc Term B due 08/23/24 µ	4,476,000	4,494,781
Boyd Gaming Corp Term B3 3.975% (LIBOR + 2.500%) due 09/15/23 §	3,542,852	3,566,933
Caesars Resort Collection LLC Term B due 12/22/24 µ	4,099,000	4,121,032
CCM Merger Inc Term B 4.319% (LIBOR + 2.750%) due 08/08/21 §	972,365	977,349
CityCenter Holdings LLC Term B 4.069% (LIBOR + 2.500%) due 04/18/24 §	402,189	404,515
CWGS Group LLC 4.393% (LIBOR + 3.000%) due 11/08/23 §	1,485,000	1,496,806
Four Seasons Holdings Inc (Canada) due 11/30/23 µ	1,989,950	2,004,045
Golden Nugget Inc 4.770% (LIBOR + 3.250%) due 10/04/23 § µ	4,467,933	4,506,630
Hilton Worldwide Finance LLC Term B2 3.552% (LIBOR + 2.000%) due 10/25/23 §	4,466,101	4,493,505
Lions Gate Entertainment Corp Term B (Canada) 3.819% (LIBOR + 2.250%) due 12/08/23 §	1,248,557	1,253,239
Michaels Stores Inc Term B1 4.288% (LIBOR + 2.750%) due 01/30/23 §	4,359,142	4,366,408
New Red Finance Term B3 (Canada) 3.868% (LIBOR + 2.250%) due 02/16/24 §	4,473,687	4,478,581
Party City Holdings Inc 4.456% (LIBOR + 3.000%) due 08/19/22 §	3,152,585	3,168,130
Petco Animal Supplies Inc Term B 4.380% (LIBOR + 3.000%) due 01/26/23 §	3,338,852	2,541,701
PetSmart Inc Term B2 4.570% (LIBOR + 3.000%) due 03/11/22 §	4,597,889	3,705,614
Scientific Games International Inc Term B4 4.704% (LIBOR + 3.250%) due 08/14/24 § µ	4,310,573	4,353,678
Staples Inc Term B 5.489% (LIBOR + 4.000%) due 09/12/24 §	1,990,664	1,951,597
Station Casinos LLC Term B 4.060% (LIBOR + 2.500%) due 06/08/23 § µ	1,703,334	1,708,763

		71,008,086

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Consumer, Non-Cyclical - 1.3%

Air Medical Group Holdings Inc
Term B 4.943% (LIBOR + 3.250%) due 04/28/22 §	$2,713,750	$2,706,238
Term B1 5.675% (LIBOR + 4.000%) due 04/28/22 §	1,134,254	1,135,081
Albertsons LLC
Term B4 4.319% (LIBOR + 2.750%) due 08/25/21 §	1,432,800	1,406,472
Term B6 4.462% (LIBOR + 3.000%) due 06/22/23 §	3,336,668	3,273,689
Brickman Group Ltd LLC 4.430% (LIBOR + 3.000%) due 12/18/20 §	1,079,065	1,086,260
Catalent Pharma Solutions Inc Term B 3.819% (LIBOR + 2.250%) due 05/20/21 § µ	4,466,576	4,491,701
Change Healthcare Holdings Inc Term B 4.319% (LIBOR + 2.750%) due 03/01/24 §	3,566,855	3,576,607
Dole Food Co Inc Term B 4.240% (LIBOR + 2.750%) due 04/06/24 §	655,849	658,257
HCA Inc Term B8 3.819% (LIBOR + 2.250%) due 02/15/24 § µ	3,181,237	3,205,096
Jaguar Holding Co II 4.384% (LIBOR + 2.750%) due 08/18/22 §	4,858,266	4,873,147
MPH Acquisition Holdings LLC Term B 4.693% (LIBOR + 3.000%) due 06/07/23 §	4,341,068	4,354,972
Parexel International Corp Term B 4.569% (LIBOR + 3.000%) due 09/27/24 § µ	1,912,208	1,923,361
Post Holdings Inc Series A 3.820% (LIBOR + 2.250%) due 05/24/24 §	4,806,414	4,828,441
Prime Security Services Borrower LLC 4.319% (LIBOR + 2.750%) due 05/02/22 §	4,469,370	4,506,483
ServiceMaster Co Term B 4.069% (LIBOR + 2.500%) due 11/08/23 §	997,481	1,002,880
Trans Union LLC Term B3 3.569% (LIBOR + 2.000%) due 04/10/23 §	4,471,801	4,494,997
Valeant Pharmaceuticals International Inc Series F4 Term B (Canada) 4.940% (LIBOR + 3.500%) due 04/01/22 §	1,313,068	1,334,171

		48,857,853

Financial - 0.2%

Flying Fortress Inc 3.693% (LIBOR + 2.000%) due 10/30/22 §	1,232,000	1,240,470
MGM Growth Properties Operating Partnership LP Term B 3.819% (LIBOR + 2.250%) due 04/25/23 §	4,391,003	4,413,744
RPI Finance Trust Term B6 3.693% (LIBOR + 2.000%) due 03/27/23 §	1,686,238	1,694,971

		7,349,185

	Principal Amount	Value
Industrial - 0.7%

Avolon SARL Term B2 (Luxembourg) 3.751% (LIBOR + 2.250%) due 04/03/22 §	$6,105,036	$6,067,673
Berry Plastics Group Inc Term M 3.765% (LIBOR + 2.250%) due 10/01/22 §	5,737,759	5,766,448
Quikrete Holdings Inc 4.319% (LIBOR + 2.750%) due 11/15/23 § µ	4,849,370	4,865,199
Reynolds Group Holdings Inc 4.319% (LIBOR + 2.750%) due 02/05/23 §	4,765,843	4,794,557
Wrangler Buyer Corp Term B 4.569% (LIBOR + 3.000%) due 09/27/24 §	2,004,400	2,019,792
XPO Logistics Inc Term B 3.599% (LIBOR + 2.250%) due 11/01/21 § µ	3,495,942	3,521,354
Zebra Technologies Corp Term B 3.371% (LIBOR + 2.000%) due 10/27/21 § µ	1,367,962	1,376,195

		28,411,218

Technology - 0.5%

Dell Inc 3.570% (LIBOR + 2.000%) due 09/07/23 §	3,910,000	3,912,264
Term A2 3.320% (LIBOR + 1.750%) due 09/07/21 §	1,998,101	2,000,183
First Data Corp 3.802% (LIBOR + 2.250%) due 07/08/22 §	2,916,192	2,921,254
3.802% (LIBOR + 2.250%) due 04/26/24 §	3,883,364	3,890,300
MA Finance Co LLC Term B3 4.319% (LIBOR + 2.750%) due 06/21/24 §	72,357	72,646
ON Semiconductor Corp Term B2 due 03/31/23 µ	2,280,544	2,294,086
Seattle Spinco Inc Term B3 4.319% (LIBOR + 2.750%) due 06/21/24 §	488,643	490,529
Western Digital Corp Term B3 3.569% (LIBOR + 2.000%) due 04/29/23 §	4,280,273	4,302,564

		19,883,826

Utilities - 0.2%

Energy Future Intermediate Holding Co LLC 4.567% (LIBOR + 3.000%) due 06/30/18 §	7,890,000	7,917,615

Total Senior Loan Notes (Cost $236,933,530)		234,176,846

MORTGAGE-BACKED SECURITIES - 37.8%

Collateralized Mortgage Obligations - Commercial - 5.6%

Banc of America Commercial Mortgage Trust 5.676% due 04/10/49 §	1,418,246	1,079,296
Bank of America Merrill Lynch Large Commercial Mortgage Securities Trust 3.218% due 04/14/33 ~	150,000	151,931
BBCCRE Trust 4.563% due 08/10/33 § ~	9,930,000	8,306,564

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
CD Commercial Mortgage Trust 5.398% due 12/11/49 §	$241,622	$147,151
CD Mortgage Trust 3.431% due 08/15/50	3,890,000	3,999,796
5.688% due 10/15/48	840,000	379,113
CD Mortgage Trust (IO) 1.327% due 05/10/50 §	32,267,085	2,886,452
CGRBS Commercial Mortgage Trust 3.369% due 03/13/35 ~	160,000	163,643
Citigroup Commercial Mortgage Trust 4.017% due 10/10/47	2,610,000	2,713,176
5.482% due 10/15/49	711,159	663,606
6.191% due 12/10/49 §	680,000	434,079
Cold Storage Trust 2.727% (LIBOR + 1.250%) due 04/15/36 § ~	7,270,000	7,296,918
Commercial Mortgage Trust 2.987% due 04/12/35 § ~	880,000	879,858
4.300% due 10/10/46	510,000	542,402
4.762% due 10/10/46 §	450,000	475,290
4.832% due 08/15/45 § ~	2,390,000	2,320,935
5.079% due 10/10/46 §	220,000	227,207
5.079% due 10/10/46 § ~	510,000	377,451
Commercial Mortgage Trust (IO) 1.885% due 10/15/45 §	26,876,431	1,989,471
Credit Suisse Commercial Mortgage Trust 5.373% due 12/15/39	4,933,389	4,174,590
5.869% due 09/15/40 §	823,088	800,351
6.278% due 06/15/38 §	723,849	382,681
Credit Suisse European Mortgage Capital (Ireland) 2.843% due 12/03/20 ~ ±	GBP 6,461,896	8,550,043
4.110% due 12/03/20 ~ ±	2,127,935	2,815,573
Credit Suisse Mortgage Trust 3.881% due 11/15/37 ~	$780,000	822,076
3.953% due 09/15/37 ~	1,800,000	1,861,229
4.373% due 09/15/37 ~	3,800,000	3,412,048
5.977% (LIBOR + 4.500%) due 03/15/28 § ~	3,810,000	3,826,494
7.097% (LIBOR + 5.620%) due 07/15/32 § ~	7,500,000	7,640,790
CSAIL Commercial Mortgage Trust 3.500% due 11/15/48 § ~	3,400,000	2,080,347
Fannie Mae - Aces 2.712% due 06/25/25 §	1,050,000	1,047,003
3.136% due 11/25/27 §	940,000	951,505
Fannie Mae - Aces (IO) 0.371% due 10/25/24 §	111,591,486	2,364,412
Freddie Mac Multifamily Structured Pass-Through Certificates (IO) 0.712% due 01/25/24 §	91,818,035	3,458,666
1.219% due 04/25/20 §	14,600,005	287,216
1.524% due 10/25/21 §	1,347,558	64,378
1.595% due 07/25/21 §	6,215,881	294,629
Freddie Mac Structured Pass-Through Certificates 3.089% due 11/25/27	500,000	504,764
FREMF Mortgage Trust (IO) 0.200% due 05/25/45 ~	58,403,541	410,676
GE Commercial Mortgage Corp Trust 5.677% due 12/10/49 §	7,220,000	3,794,182
GMAC Commercial Mortgage Securities Inc Trust 5.349% due 11/10/45 §	266,968	230,376
Government National Mortgage Association 3.367% due 03/16/57 §	3,831,322	3,831,271
Government National Mortgage Association (IO)
0.467% due 01/16/53 §	86,967,306	2,880,027
0.843% due 11/16/55 §	35,054,645	1,701,461

	Principal Amount	Value
GS Mortgage Securities Corp II 3.469% due 11/10/50	$3,710,000	$3,825,808
3.777% due 05/10/50 §	3,880,000	4,043,266
4.013% due 05/10/50 §	550,000	555,409
GS Mortgage Securities Corp Trust 3.721% due 02/10/37 ~	4,960,000	5,179,298
GS Mortgage Securities Trust 4.327% due 02/10/48 §	2,680,000	2,589,921
4.422% due 11/10/48 § ~	3,400,000	2,205,178
4.654% due 10/10/48 §	3,970,000	4,075,052
4.763% due 08/10/46 § ~	730,000	561,152
5.161% due 11/10/46 §	1,070,000	1,150,860
5.622% due 11/10/39	1,638,625	1,545,974
5.814% due 08/10/45 §	2,189,284	2,239,962
JP Morgan Chase Commercial Mortgage Securities Trust 5.027% (LIBOR + 3.550%) due 08/15/27 § ~	720,000	721,379
5.411% due 05/15/47	7,530,000	5,016,317
5.438% due 01/15/49 ~	10,060,000	2,424,657
5.502% due 06/12/47 §	7,425,000	6,175,894
5.503% due 01/15/49 §	6,940,000	1,672,603
5.797% due 02/12/49 §	1,560,000	1,180,784
5.932% due 02/15/51 §	111,334	108,893
7.702% (LIBOR + 6.225%) due 10/15/19 § ~	1,900,000	1,921,179
JPMBB Commercial Mortgage Securities Trust 3.914% due 11/15/47 §	2,960,000	3,072,526
4.424% due 11/15/47 §	4,295,000	4,329,613
4.618% due 08/15/48 §	3,100,000	3,215,980
4.881% due 01/15/47 §	510,000	539,936
5.081% due 11/15/45 §	950,000	995,428
LSTAR Commercial Mortgage Trust 2.729% due 04/20/48 § ~	8,325,126	8,306,560
ML-CFC Commercial Mortgage Trust 5.450% due 08/12/48 §	1,612,676	1,251,267
5.450% due 08/12/48 § ~	203,621	157,988
6.079% due 09/12/49 §	2,009,458	1,664,559
Morgan Stanley Bank of America Merrill Lynch Trust 3.536% due 11/15/52	8,090,000	8,369,846
3.720% due 12/15/49	3,710,000	3,890,356
Morgan Stanley Capital I Trust 5.438% due 03/15/44	3,004,544	2,918,103
One Market Plaza Trust 3.614% due 02/10/32 ~	9,330,000	9,620,773
Rosslyn Portfolio Trust 2.427% (LIBOR + 0.950%) due 06/15/33 § ~	3,890,000	3,838,557
Waterfall Commercial Mortgage Trust 4.104% due 09/14/22 § ~	4,656,904	4,613,605
Wells Fargo Commercial Mortgage Trust 3.250% due 02/15/48 ~	5,670,000	3,524,398
3.500% due 07/15/46 ~	620,000	418,251
3.848% due 05/15/48 §	3,700,000	3,655,328
4.102% due 05/15/48 §	4,325,000	3,865,955
WFRBS Commercial Mortgage Trust 3.995% due 06/15/46 § ~	1,750,000	1,606,677
4.204% due 11/15/47 §	3,830,000	3,811,852
4.723% due 03/15/47 §	340,000	357,680
WFRBS Commercial Mortgage Trust (IO) 1.138% due 03/15/47 §	10,419,759	496,583
1.441% due 06/15/45 § ~	2,826,874	139,114

		215,075,648

Collateralized Mortgage Obligations - Residential - 9.2%

Adjustable Rate Mortgage Trust 2.052% (LIBOR + 0.500%) due 03/25/36 §	524,613	288,687
3.407% due 10/25/35 §	5,001,404	4,669,824

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Alternative Loan Trust 6.000% due 03/25/27	$100,202	$104,006
6.000% due 05/25/36	4,046,655	3,289,212
6.500% due 09/25/34	123,704	123,006
6.500% due 09/25/36	2,037,352	1,704,972
13.525% (16.940% - LIBOR) due 06/25/35 §	5,140,308	6,179,847
22.392% (28.600% - LIBOR) due 07/25/36 §	1,442,253	2,245,128
BCAP LLC Trust 1.729% due 03/28/37 § ~	6,831,701	6,748,307
Chevy Chase Funding LLC Mortgage-Backed Certificates 1.509% (LIBOR + 0.180%) due 08/25/47 § ~	541,847	452,423
1.782% (LIBOR + 0.230%) due 07/25/36 § ~	82,369	78,830
1.817% (LIBOR + 0.400%) due 01/25/36 § ~	7,618	7,434
1.852% (LIBOR + 0.300%) due 08/25/35 § ~	8,805	8,696
2.054% (LIBOR + 0.580%) due 10/25/35 § ~	22,530	22,066
Citigroup Mortgage Loan Trust 3.495% due 04/25/37 §	1,146,534	1,046,228
6.500% due 10/25/36 ~	2,168,458	1,662,810
Countrywide Home Loan Mortgage Pass-Through Trust 5.500% due 07/25/35	1,464,549	1,434,011
5.750% due 02/25/37	6,336,770	5,421,341
Credit Suisse Mortgage Trust 1.438% (LIBOR + 0.200%) due 06/27/46 § ~	20,690,754	13,835,514
3.307% due 01/27/36 § ~	12,528,995	10,829,216
Fannie Mae 1.902% (LIBOR + 0.350%) due 05/25/34 §	560,564	561,310
4.000% due 04/25/40 - 07/25/40	33,072,484	34,299,186
5.500% due 04/25/42	4,127,348	4,537,536
6.000% due 05/25/42	1,493,667	1,690,703
6.500% due 06/25/39 - 07/25/42	3,251,963	3,703,132
7.000% due 05/25/42	610,452	715,776
Fannie Mae (IO) 1.348% due 10/25/35	559,373	34,561
1.465% due 04/25/36	382,501	30,675
1.574% due 08/25/55 §	1,916,901	98,749
1.917% due 08/25/44 §	5,369,256	321,254
3.000% due 11/25/26 - 09/25/32	11,495,069	1,030,921
3.500% due 07/25/28 - 11/25/41	4,473,028	645,364
4.000% due 11/25/41	3,840,101	748,093
4.500% due 11/25/39	500,400	88,505
4.598% (6.150% - LIBOR) due 09/25/41 - 08/25/45 §	14,176,825	2,384,879
4.928% (LIBOR + 6.480%) due 04/25/40 §	817,993	154,533
5.000% due 01/25/38 - 01/25/39	1,116,502	215,572
5.000% due 01/25/39 §	292,184	55,916
5.048% (6.600% - LIBOR) due 07/25/42 §	658,536	124,824
5.098% (6.650% - LIBOR) due 02/25/41 - 03/25/42 §	2,612,003	380,725
5.500% due 01/25/39 §	284,200	52,181
6.000% due 01/25/38 - 07/25/38	1,271,320	277,081
13.514% due 12/25/36	1,607,343	144,661
13.777% due 07/25/36	486,274	44,209
15.397% due 12/25/36	1,032,972	68,013
Fannie Mae (PO) 0.372% due 03/25/42	269,717	246,525

	Principal Amount	Value
Fannie Mae Connecticut Avenue Securities 4.552% (LIBOR + 3.000%) due 07/25/24 §	$18,705,170	$20,004,713
6.552% (LIBOR + 5.000%) due 11/25/24 §	5,680,145	6,428,507
6.802% (LIBOR + 5.250%) due 10/25/23 §	2,610,000	3,036,354
Freddie Mac 2.477% (LIBOR + 1.000%) due 02/15/32 §	82,701	84,688
3.500% due 10/15/37	2,700,000	2,737,873
4.000% due 12/15/39	8,282,230	8,619,201
5.000% due 02/15/30 - 03/15/35	13,672,623	14,697,667
6.000% due 05/15/36	2,642,511	2,937,779
Freddie Mac (IO) 0.250% due 01/15/38 §	160,200	1,481
1.941% due 04/15/41 §	2,894,578	133,988
3.000% due 09/15/31 - 12/15/31	3,700,590	397,203
3.500% due 06/15/27 - 04/15/43	7,093,181	839,099
4.000% due 04/15/43	1,005,094	126,840
4.473% (5.950% - LIBOR) due 10/15/41 §	2,152,602	328,445
4.523% (6.000% - LIBOR) due 05/15/44 §	8,335,089	1,525,600
4.553% (6.030% - LIBOR) due 09/15/37 §	1,584,875	231,498
4.573% (6.050% - LIBOR) due 08/15/39 §	1,561,222	226,544
4.723% (6.200% - LIBOR) due 05/15/39 §	1,285,419	145,634
4.753% (6.230% - LIBOR) due 01/15/40 §	332,442	52,239
4.773% (6.250% - LIBOR) due 09/15/42 §	1,387,932	207,416
4.813% (6.290% - LIBOR) due 11/15/36 §	575,264	92,467
Freddie Mac Structured Agency Credit Risk Debt Notes 4.802% (LIBOR + 3.250%) due 07/25/29 §	17,670,000	18,958,772
6.052% (LIBOR + 4.500%) due 02/25/24 §	3,590,000	4,196,973
6.302% (LIBOR + 4.750%) due 10/25/24 §	9,520,000	10,537,141
6.502% (LIBOR + 4.950%) due 07/25/29 §	4,410,000	4,887,285
10.902% (LIBOR + 9.350%) due 04/25/28 §	2,876,439	3,811,685
Government National Mortgage Association 1.593% (LIBOR + 0.350%) due 08/20/58 §	16,148,155	16,019,542
1.743% (LIBOR + 0.500%) due 03/20/61 §	2,454,551	2,455,460
2.338% (LIBOR + 1.000%) due 05/20/60 §	550,214	557,451
4.500% due 10/20/39	8,779,544	9,160,318
5.000% due 07/20/39	3,000,000	3,220,635
Government National Mortgage Association (IO) 0.847% due 11/20/42 §	417,014	14,997
3.500% due 04/20/27 - 05/20/43	5,541,199	530,268
4.000% due 04/16/45	1,941,358	407,571
4.099% (5.600% - LIBOR) due 08/20/44 §	2,398,367	318,093
4.609% (6.100% - LIBOR) due 08/16/42 §	1,290,158	219,706
4.659% (6.150% - LIBOR) due 06/16/43 §	2,546,789	304,029
4.709% (6.200% - LIBOR) due 10/16/42 §	1,755,020	314,008

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
4.979% (6.480% - LIBOR) due 04/20/40 §	$215,501	$32,284
4.999% (6.500% - LIBOR) due 03/20/39 §	267,298	14,208
5.000% due 10/20/44	10,358,908	2,207,910
5.049% (6.550% - LIBOR) due 06/20/40 §	3,249,416	607,173
5.109% (6.600% - LIBOR) due 04/16/42 §	3,298,908	698,111
5.149% (6.650% - LIBOR) due 01/20/40 §	287,434	31,869
GSMPS Mortgage Loan Trust 1.902% (LIBOR + 0.350%) due 03/25/35 § ~	1,057,765	976,329
GSMSC Resecuritization Trust 1.938% (LIBOR + 0.610%) due 11/26/37 § ~	13,880,000	11,898,436
GSR Mortgage Loan Trust 3.430% due 07/25/35 §	410,064	398,052
Impac CMB Trust 2.072% (LIBOR + 0.520%) due 11/25/35 §	3,102,376	2,690,885
IndyMac IMSC Mortgage Loan Trust 1.732% (LIBOR + 0.180%) due 07/25/47 §	7,095,300	5,391,727
IndyMac INDX Mortgage Loan Trust 1.812% (LIBOR + 0.260%) due 06/25/35 §	2,053,796	1,958,729
JP Morgan Mortgage Trust 3.748% due 08/25/35 §	1,173,896	1,183,118
Lehman Mortgage Trust 2.302% (LIBOR + 0.750%) due 12/25/35 §	5,653,565	4,480,961
6.000% due 05/25/37	1,309,439	1,285,224
MASTR Adjustable Rate Mortgages Trust 3.595% due 04/21/34 §	1,313,010	1,348,754
MASTR Reperforming Loan Trust 7.000% due 08/25/34 ~	1,558,210	1,559,607
Merrill Lynch Mortgage Investors Trust 3.164% due 06/25/35 §	2,190,926	2,208,999
Morgan Stanley Mortgage Loan Trust 3.339% due 07/25/35 §	1,520,969	1,425,311
3.599% due 07/25/34 §	554,720	551,040
Morgan Stanley Resecuritization Trust 1.712% (US FED + 0.710%) due 12/26/46 § ~	26,671,661	19,287,860
1.772% (US FED + 0.770%) due 04/26/47 § ~	4,379,000	3,951,612
NAAC Reperforming Loan REMIC Trust Certificates 6.500% due 02/25/35 ~	2,149,111	2,192,468
New Residential Mortgage Loan Trust 4.000% due 05/25/57 § ~	8,042,983	8,330,929
Nomura Resecuritization Trust 2.002% (US FED + 1.000%) due 08/26/46 § ~	5,855,041	4,502,827
RAAC Trust 6.000% due 09/25/34	23,630	23,697
RBSSP Resecuritization Trust 4.119% due 12/26/35 § ~	126,615	127,183
Residential Asset Securitization Trust 2.052% (LIBOR + 0.500%) due 07/25/36 §	597,698	490,101
6.000% due 08/25/36	1,342,202	1,192,777
Structured Adjustable Rate Mortgage Loan Trust 3.587% due 05/25/36 §	2,682,524	2,323,626
3.643% due 08/25/36 §	7,168,398	6,225,721

	Principal Amount	Value
WaMu Mortgage Pass-Through Certificates Trust 2.650% due 10/25/36 §	$1,374,097	$1,272,549
3.324% due 09/25/33 §	202,982	207,921
3.380% due 07/25/37 §	3,653,554	3,418,466
Washington Mutual Mortgage Pass-Through Certificates Trust 1.763% (US FED + 0.700%) due 01/25/47 §	7,142,522	5,781,537
6.000% due 07/25/36	730,147	606,104
Wells Fargo Mortgage Loan Trust 3.748% due 08/27/35 § ~	712,303	718,110
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 08/25/37	921,448	923,747

		354,101,574

Fannie Mae - 10.6%

2.500% due 01/01/28 - 02/01/28	2,487,660	2,502,020
2.810% due 04/01/25	120,000	120,974
3.000% due 01/01/33 - 01/01/48	135,855,017	136,537,875
3.500% due 01/01/33 - 03/01/57	124,242,911	127,726,264
4.000% due 10/01/42 - 02/01/56	56,717,972	59,828,567
4.500% due 04/01/23 - 04/01/56	48,787,981	52,330,186
5.000% due 07/01/33 - 01/01/48	19,507,944	21,120,303
5.500% due 04/01/37 - 11/01/38	2,058,944	2,276,937
6.000% due 04/01/33 - 08/01/37	580,063	659,980
6.500% due 05/01/40	2,655,655	2,978,969
7.000% due 02/01/39	1,313,629	1,493,983

		407,576,058

Freddie Mac - 6.9%

3.000% due 01/01/47 - 01/01/48	23,716,950	23,795,838
3.500% due 10/01/42 - 01/01/48	69,520,014	71,488,513
4.000% due 10/01/25 - 01/01/48	127,414,855	133,330,047
4.500% due 07/01/23 - 05/01/47	22,120,690	23,776,569
5.000% due 12/01/35 - 11/01/41	6,693,683	7,299,764
5.500% due 08/01/37 - 12/01/38	1,812,227	2,007,075
6.000% due 10/01/36 - 11/01/39	4,668,214	5,266,615
6.500% due 09/01/39	824,900	919,496
7.000% due 03/01/39	391,937	438,707

		268,322,624

Government National Mortgage Association - 5.5%

1.852% (LIBOR + 0.000%) due 08/20/60 §	790,654	800,750
3.000% due 11/20/47 - 01/01/48	66,946,031	67,566,628
3.500% due 10/20/47 - 01/01/48	61,162,026	63,304,465
4.000% due 08/20/47 - 01/01/48	42,198,581	44,115,300
4.500% due 01/20/40 - 07/20/41	13,903,909	14,750,206
5.000% due 01/15/40 - 11/20/40	11,763,930	12,772,922
5.500% due 06/15/36	472,873	525,576
6.000% due 06/20/35 - 03/20/42	6,381,588	7,148,490
6.500% due 10/20/37	722,067	856,487

		211,840,824

Total Mortgage-Backed Securities (Cost $1,448,588,681)		1,456,916,728

ASSET-BACKED SECURITIES - 4.6%

ACE Securities Corp Home Equity Loan Trust 2.332% (LIBOR + 0.780%) due 04/25/34 §	1,535,787	1,539,074
Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Certificates 2.647% (LIBOR + 1.095%) due 09/25/34 §	14,391,866	12,424,798

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Asset-Backed Pass-Through Certificates 2.242% (LIBOR + 0.690%) due 04/25/34 §	$717,672	$721,756
Bayview Opportunity Master Fund IVa Trust 3.000% due 03/28/57 ~	8,185,937	8,208,183
Bear Stearns Asset-Backed Securities Trust 2.468% (LIBOR + 1.140%) due 09/25/34 §	196,419	197,161
CIT Mortgage Loan Trust 3.052% (LIBOR + 1.500%) due 10/25/37 § ~	28,620,000	27,400,706
Citigroup Mortgage Loan Trust 1.622% (LIBOR + 0.070%) due 05/25/37 §	242,327	179,430
Citigroup Mortgage Loan Trust Inc 1.702% (LIBOR + 0.150%) due 08/25/36 §	99,524	99,613
Community Funding Ltd CLO (Cayman) 5.750% due 11/01/27 § ~	9,180,000	9,275,380
Credit Suisse Mortgage Trust 3.093% due 07/25/57 § ~	9,880,000	9,681,293
Credit-Based Asset Servicing & Securitization LLC 2.332% (LIBOR + 0.780%) due 07/25/33 §	948,781	902,802
Hertz Vehicle Financing II LP 2.960% due 10/25/21 ~	4,080,000	4,077,136
3.560% due 10/25/21 ~	9,620,000	9,573,001
5.270% due 10/25/21 ~	3,780,000	3,833,780
5.330% due 09/25/21 ~	10,344,000	9,766,492
5.410% due 07/25/20 ~	11,706,000	11,633,957
JGWPT XXXIII LLC 3.500% due 06/15/77 ~	6,554,996	6,666,360
Manufactured Housing Contract Trust Pass-Through Certificates 4.736% (Auction Rate + 0.000%) due 02/20/32 §	325,000	309,903
4.746% (Auction Rate + 0.000%) due 03/13/32 §	1,150,000	1,099,103
National Collegiate Student Loan Trust 2.402% (LIBOR + 0.850%) due 03/25/38 §	18,968,791	13,089,091
Navient Student Loan Trust 2.602% (LIBOR + 1.050%) due 07/26/66 § ~	3,780,000	3,886,165
Origen Manufactured Housing Contract Trust 2.886% due 10/15/37 §	9,780,592	9,072,111
2.943% due 04/15/37 §	5,816,594	5,458,280
RAMP Trust 1.822% (LIBOR + 0.270%) due 10/25/36 §	4,182,000	4,122,331
2.167% (LIBOR + 0.615%) due 11/25/35 §	251,563	252,382
Saxon Asset Securities Trust 2.018% (LIBOR + 0.690%) due 05/25/35 §	1,467,705	1,474,933
SBA Small Business Investment Cos 2.518% due 09/10/27	4,970,000	4,981,978
SLM Student Loan EDC Repackaging Trust 3.500% due 10/28/29 ~	2,496,378	2,462,325
SLM Student Loan Trust 2.339% (LIBOR + 0.750%) due 03/15/33 § ~	3,737,697	3,727,158
2.467% (LIBOR + 1.100%) due 07/25/23 §	2,140,000	2,170,277

	Shares
SoFi Professional Loan Program LLC 0.000% due 08/25/36 ~	13	4,548,107

	Principal Amount	Value
Structured Asset Investment Loan Trust 2.552% (LIBOR + 1.000%) due 10/25/33 §	$1,865,314	$1,851,059
United States Small Business Administration 2.780% due 12/01/37	150,000	151,065
2.840% due 04/01/37	1,294,154	1,301,035

Total Asset-Backed Securities (Cost $170,408,881)		176,138,225

U.S. GOVERNMENT AGENCY ISSUES - 1.6%

Fannie Mae 2.135% due 10/09/19	22,680,000	21,846,339
6.625% due 11/15/30	15,850,000	22,313,741
Financing Corp 1.855% due 11/02/18	12,210,000	12,023,265
1.863% due 12/06/18	5,350,000	5,258,802

Total U.S. Government Agency Issues (Cost $59,834,945)		61,442,147

U.S. TREASURY OBLIGATIONS - 10.6%

U.S. Treasury Bonds - 5.9%

2.750% due 08/15/47	4,060,000	4,061,383
2.750% due 11/15/47	21,220,000	21,234,239
3.000% due 02/15/47	91,540,000	96,184,432
3.000% due 05/15/47	1,250,000	1,313,029
3.750% due 11/15/43	87,310,000	103,946,168

		226,739,251

U.S. Treasury Inflation Protected Securities - 3.7%

0.125% due 04/15/22 ^	55,501,402	55,139,735
0.125% due 07/15/26 ^	41,687,221	40,775,669
0.625% due 02/15/43 ^	2,853,861	2,800,378
0.750% due 02/15/42 ^	12,968,683	13,130,401
0.875% due 02/15/47 ^	6,202,630	6,462,465
2.125% due 02/15/40 ^	5,010,044	6,533,678
2.125% due 02/15/41 ^	2,917,324	3,831,549
2.375% due 01/15/25 ^	12,654,259	14,432,209

		143,106,084

U.S. Treasury Notes - 1.0%

2.125% due 03/31/24	9,490,000	9,392,457
2.250% due 12/31/24	13,620,000	13,544,850
2.250% due 11/15/25	1,040,000	1,030,767
2.250% due 11/15/27	12,780,000	12,597,706

		36,565,780

Total U.S. Treasury Obligations (Cost $399,917,183)		406,411,115

FOREIGN GOVERNMENT BONDS & NOTES - 7.8%

Abu Dhabi Government (United Arab Emirates) 2.500% due 10/11/22 ~	4,960,000	4,869,579
Argentina POM Politica Monetaria (Argentina) 28.750% (ARS Reference + 0.000%) due 06/21/20 §	ARS 11,320,000	646,557
Argentine Bonos del Tesoro (Argentina) 18.200% due 10/03/21	142,410,000	7,889,025
21.200% due 09/19/18	2,323,000	121,754
Argentine Republic Government (Argentina) 5.625% due 01/26/22	$8,910,000	9,422,325
6.875% due 04/22/21	2,540,000	2,770,823
7.125% due 07/06/36	1,240,000	1,346,640
7.500% due 04/22/26	1,680,000	1,904,532
7.625% due 04/22/46	1,850,000	2,091,425

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Brazil Notas do Tesouro Nacional ‘F’ (Brazil) 10.000% due 01/01/21	BRL 78,211,000	$24,299,875
10.000% due 01/01/23	54,999,000	16,798,131
10.000% due 01/01/27	5,053,000	1,504,393
Brazilian Government (Brazil) 2.625% due 01/05/23	$660,000	637,230
5.000% due 01/27/45	3,450,000	3,224,025
5.625% due 01/07/41	7,690,000	7,874,560
China Government (China) 3.310% due 11/30/25 ~	CNY 77,500,000	11,235,715
3.380% due 11/21/24 ~	17,000,000	2,477,792
3.390% due 05/21/25 ~	20,500,000	2,978,922
Colombia Government (Colombia) 5.625% due 02/26/44	$5,130,000	5,886,675
Indonesia Government (Indonesia) 3.500% due 01/11/28	530,000	529,508
3.750% due 04/25/22 ~	1,490,000	1,536,918
3.850% due 07/18/27 ~	1,190,000	1,222,779
4.350% due 01/11/48	590,000	600,049
4.750% due 07/18/47 ~	400,000	426,931
4.875% due 05/05/21 ~	6,730,000	7,190,191
5.125% due 01/15/45 ~	2,540,000	2,812,232
5.250% due 01/08/47 ~	1,540,000	1,743,987
5.375% due 10/17/23 ~	400,000	446,426
5.875% due 03/13/20 ~	260,000	279,466
5.875% due 01/15/24 ~	973,000	1,110,152
Japanese Government CPI Linked (Japan) 0.100% due 03/10/26 ^	JPY 1,889,151,368	17,763,975
Kuwait Government (Kuwait) 3.500% due 03/20/27 ~	$5,350,000	5,443,181
Mexican Bonos (Mexico) 6.500% due 06/09/22	MXN 734,481,300	35,793,380
7.750% due 11/23/34	171,270,000	8,715,019
7.750% due 11/13/42	799,027,500	40,433,941
8.000% due 11/07/47	156,320,000	8,120,563
10.000% due 12/05/24	109,240,000	6,267,890
Mexico Government (Mexico) 4.600% due 02/10/48	$1,250,000	1,235,625
Nigeria Government (Nigeria) 6.500% due 11/28/27 ~	1,440,000	1,505,206
Peruvian Government (Peru) 5.625% due 11/18/50	3,870,000	4,974,885
6.550% due 03/14/37	580,000	787,350
Provincia de Buenos Aires (Argentina) 6.500% due 02/15/23 ~	2,060,000	2,218,208
7.875% due 06/15/27 ~	1,770,000	1,968,806
Republic of Poland Government (Poland) 4.000% due 01/22/24	11,420,000	12,198,730
Russian Federal (Russia) 7.050% due 01/19/28	RUB 1,236,483,000	20,873,550
8.150% due 02/03/27	336,739,000	6,155,384

Total Foreign Government Bonds & Notes (Cost $337,291,845)		300,334,310

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 10.1%

Repurchase Agreements - 8.2%

Deutsche Bank 1.390% due 01/02/18 (Dated 12/29/17, repurchase price of $18,702,888; collateralized by U.S. Treasury Notes: 2.000% due 08/31/21 and value $19,088,669)	$18,700,000	$18,700,000
Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $54,018,014; collateralized by U.S. Treasury Notes: 1.625% - 2.250% due 10/31/23 - 01/31/24 and value $55,098,747)	54,016,813	54,016,813
The Goldman Sachs Group Inc 1.300% due 01/02/18 (Dated 12/29/17, repurchase price of $241,334,854; collateralized by Federal Home Loan Bank: 2.750% - 5.500% due 07/15/36 - 09/31/41 and value $122,882,025; and Freddie Mac: 3.750% due 03/27/19 and value $125,281,971)	241,300,000	241,300,000

		314,016,813

U.S. Government Agency Issue - 1.9%

Freddie Mac 1.099% due 02/07/18	75,000,000	74,901,750

Total Short-Term Investments (Cost $388,933,563)		388,918,563

TOTAL INVESTMENTS - 110.5% (Cost $4,212,920,988)		4,255,503,451

DERIVATIVES - 0.1%
(See Notes (b) through (f) in Notes to Schedule of Investments)		4,919,171

OTHER ASSETS & LIABILITIES, NET - (10.6%)		(408,205,583)

NET ASSETS - 100.0%		$3,852,217,039

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	37.8%
Corporate Bonds & Notes	31.8%
U.S. Treasury Obligations	10.6%
Short-Term Investments	10.1%
Foreign Government Bonds & Notes	7.8%
Senior Loan Notes	6.1%
Asset-Backed Securities	4.6%
Others (each less than 3.0%)	1.7%

	110.5%
Derivatives	0.1%
Other Assets & Liabilities, Net	(10.6%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(b)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CAD FX	03/18	955	$74,402,522	$76,304,500	$1,901,978
Euro-Bobl	03/18	53	8,414,116	8,369,345	(44,771)
Euro-BTP	03/18	368	61,128,208	60,111,874	(1,016,334)
Euro-Bund	01/18	51	8,204,655	8,211,000	6,345
Eurodollar	03/20	71	17,340,990	17,334,650	(6,340)
Eurodollar	03/21	253	61,730,868	61,735,163	4,295
Euro FX	03/18	361	53,557,978	54,490,694	932,716
MXN FX	03/18	3,665	94,196,662	91,771,600	(2,425,062)
U.S. Treasury 2-Year Notes	03/18	1,586	340,096,965	339,577,470	(519,495)
U.S. Treasury 5-Year Notes	03/18	7,786	907,994,650	904,453,395	(3,541,255)
U.S. Treasury 10-Year Notes	03/18	4,575	569,634,994	567,514,453	(2,120,541)
U.S. Treasury Long Bonds	03/18	640	96,862,371	97,920,000	1,057,629
U.S. Treasury Ultra Long Bonds	03/18	2,069	343,364,637	346,880,781	3,516,144

					(2,254,691)

Short Futures Outstanding
AUD FX	03/18	141	10,616,327	11,013,510	(397,183)
Australia Treasury 10-Year Bonds	03/18	55	5,584,204	5,542,653	41,551
Euro-Bund	03/18	1,749	341,279,761	339,291,369	1,988,392
Euro-Buxl	03/18	33	6,603,875	6,488,041	115,834
Eurodollar	03/18	3,525	867,022,330	865,740,000	1,282,330
Eurodollar	06/18	1,966	482,496,326	482,038,625	457,701
Eurodollar	09/18	310	76,090,555	75,919,000	171,555
Eurodollar	12/18	1,001	245,160,598	244,882,138	278,460
Eurodollar	12/19	757	184,677,165	184,840,475	(163,310)
GBP FX	03/18	165	13,822,898	13,980,656	(157,758)
Japan 10-Year Bonds	03/18	72	96,393,542	96,349,323	44,219
JPY FX	03/18	596	65,967,875	66,409,300	(441,425)
U.S. Treasury Ultra 10-Year Notes	03/18	665	88,896,242	88,819,063	77,179

					3,297,545

Total Futures Contracts					$1,042,854

(c)	Forward foreign currency contracts outstanding as of December 31, 2017 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
CAD	1,682,440	USD	1,346,062	01/18	BRC	($7,200)
EUR	3,500,000	USD	4,109,700	01/18	CIT	93,677
GBP	3,905,250	USD	5,206,128	01/18	BRC	69,235
IDR	149,048,240,000	USD	10,871,498	01/18	BOA	137,372
IDR	237,071,530,000	USD	17,423,915	01/18	CIT	86,453
INR	348,690,000	USD	5,289,192	01/18	BRC	169,011
JPY	3,104,950,205	USD	27,770,873	01/18	BOA	(195,077)
JPY	143,510,000	USD	1,272,929	01/18	BRC	1,617
JPY	986,480,000	USD	8,721,886	01/18	CIT	39,276
USD	232,026	AUD	301,008	01/18	BRC	(2,835)
USD	10,161	AUD	13,001	01/18	BRC	17
USD	6,894	AUD	9,001	01/18	CIT	(129)
USD	14,096,477	BRL	45,338,500	01/18	JPM	452,868
USD	25,392,890	CNH	169,776,861	01/18	CIT	(652,583)
USD	2,176,199	CNY	14,560,949	01/18	BRC	(58,156)
USD	24,812,942	EUR	20,897,572	01/18	CIT	(284,308)
USD	44,175,517	MXN	831,537,854	01/18	BOA	2,008,640
USD	38,159,813	PHP	1,985,913,000	01/18	BRC	(1,608,616)

Total Forward Foreign Currency Contracts						$249,262

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(d)	Purchased options outstanding as of December 31, 2017 were as follows:

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - EUR FX (01/18)	$1.17	01/05/18	CME	58	$8,482,500	$74,780	$271,875
Call - CAD FX (01/18)	78.50	01/05/18	CME	28	2,198,000	19,511	39,760
Call - CAD FX (01/18)	79.00	01/05/18	CME	58	4,582,000	33,164	54,520
Call - CAD FX (01/18)	80.00	01/05/18	CME	29	2,320,000	10,202	7,250
Call - JPY FX (01/18)	89.00	01/05/18	CME	29	3,226,250	34,852	1
Call - JPY FX (01/18)	89.50	01/05/18	CME	57	6,376,875	67,390	1
Call - U.S. Treasury 10-Year Notes (01/18)	123.75	01/05/18	CME	34	4,207,500	7,499	13,281
Call - U.S. Treasury 5-Year Notes (02/18)	116.25	01/26/18	CME	88	10,230,000	15,971	18,563
Call - U.S. Treasury 30-Year Bonds (02/18)	151.00	01/26/18	CME	165	24,915,000	214,094	415,078
Call - EUR FX (02/18)	1.19	02/09/18	CME	28	4,165,000	34,000	75,600

						511,463	895,929

Put - U.S. Treasury 30-Year Bonds (02/18)	152.00	01/26/18	CME	88	13,376,000	106,033	72,875
Put - U.S. Treasury 30-Year Bonds (02/18)	153.00	01/26/18	CME	1,530	234,090,000	1,609,473	1,936,406
Put - U.S. Treasury 5-Year Notes (03/18)	112.25	02/23/18	CME	2,000	224,500,000	34,850	15,626

						1,750,356	2,024,907

Total Purchased Options						$2,261,819	$2,920,836

(e)	Premiums received and value of written options outstanding as of December 31, 2017 were as follows:

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - EUR FX (01/18)	$1.19	01/05/18	CME	1	$148,750	$698	($2,225)
Call - U.S. Treasury 5-Year Notes (02/18)	116.75	01/26/18	CME	563	65,730,250	106,143	(39,586)
Call - U.S. Treasury 10-Year Notes (02/18)	124.00	01/26/18	CME	65	8,060,000	22,727	(30,468)
Call - U.S. Treasury 10-Year Notes (02/18)	125.00	01/26/18	CME	427	53,375,000	153,638	(60,047)
Call - U.S. Treasury 10-Year Notes (02/18)	125.50	01/26/18	CME	68	8,534,000	28,034	(5,313)
Call - U.S. Treasury 10-Year Notes (02/18)	126.00	01/26/18	CME	103	12,978,000	27,174	(4,828)
Call - U.S. Treasury 30-Year Bonds (02/18)	153.00	01/26/18	CME	346	52,938,000	247,033	(437,906)
Call - U.S. Treasury 30-Year Bonds (02/18)	154.00	01/26/18	CME	98	15,092,000	116,402	(79,625)
Call - U.S. Treasury 30-Year Bonds (02/18)	155.00	01/26/18	CME	68	10,540,000	50,346	(35,063)
Call - U.S. Treasury 5-Year Notes (03/18)	117.25	02/23/18	CME	14	1,641,500	3,584	(1,094)
Call - U.S. Treasury 10-Year Notes (03/18)	125.00	02/23/18	CME	231	28,875,000	132,787	(72,188)
Call - U.S. Treasury 10-Year Notes (03/18)	126.50	02/23/18	CME	68	8,602,000	12,628	(6,375)
Call - U.S. Treasury 30-Year Bonds (03/18)	155.00	02/23/18	CME	17	2,635,000	24,407	(17,000)

						925,601	(791,718)

Put - U.S. Treasury 5-Year Notes (02/18)	115.75	01/26/18	CME	283	32,757,250	50,334	(26,531)
Put - U.S. Treasury 5-Year Notes (02/18)	116.00	01/26/18	CME	176	20,416,000	35,433	(31,625)
Put - U.S. Treasury 10-Year Notes (02/18)	123.00	01/26/18	CME	103	12,669,000	32,002	(12,875)
Put - U.S. Treasury 10-Year Notes (02/18)	123.50	01/26/18	CME	77	9,509,500	23,924	(18,047)
Put - U.S. Treasury 10-Year Notes (02/18)	124.00	01/26/18	CME	153	18,972,000	94,022	(64,547)
Put - U.S. Treasury 30-Year Bonds (02/18)	149.00	01/26/18	CME	238	35,462,000	102,103	(40,906)
Put - U.S. Treasury 30-Year Bonds (02/18)	150.00	01/26/18	CME	34	5,100,000	15,345	(10,094)
Put - U.S. Treasury 30-Year Bonds (02/18)	151.00	01/26/18	CME	104	15,704,000	76,204	(53,625)
Put - U.S. Treasury 10-Year Notes (03/18)	122.00	02/23/18	CME	68	8,296,000	13,690	(8,500)

						443,057	(266,750)

Total Written Options						$1,368,658	($1,058,468)

(f)	Swap agreements outstanding as of December 31, 2017 were as follows:

Credit Default Swaps on Credit Indices – Buy Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY29 5Y	Q	5.000%	12/20/22	CME	$82,190,000	($6,914,258)	($6,160,159)	($754,099)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Credit Default Swaps on Credit Indices – Sell Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG27 5Y	Q	1.000%	12/20/21	CME	$68,560,000	$1,589,065	$1,106,921	$482,144
CDX IG28 5Y	Q	1.000%	06/20/22	CME	246,940,000	5,573,481	4,347,910	1,225,571

						$7,162,546	$5,454,831	$1,707,715

Total Credit Default Swaps						$248,288	($705,328)	$953,616

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	S/Q	CME	1.597%	03/29/19	$63,130,000	($19,689)	$-	($19,689)
3-Month USD-LIBOR	S/Q	CME	1.705%	09/28/19	36,100,000	(54,946)	-	(54,946)
3-Month USD-LIBOR	S/Q	CME	1.138%	10/17/19	81,360,000	(1,341,022)	-	(1,341,022)
3-Month USD-LIBOR	S/Q	CME	1.671%	06/14/20	99,520,000	(1,067,683)	(28,682)	(1,039,001)
3-Month USD-LIBOR	S/Q	CME	2.250%	05/31/22	97,344,000	(64,686)	180,766	(245,452)

						($2,548,026)	$152,084	($2,700,110)

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	S/Q	CME	2.474%	11/15/43	$143,429,000	$2,581,514	$1,961,068	$620,446
3-Month USD-LIBOR	S/Q	CME	2.630%	11/15/43	12,615,000	(162,675)	(73,825)	(88,850)
6-Month JPY-LIBOR	S/S	CME	0.641%	05/09/46	JPY 2,649,800,000	1,791,769	-	1,791,769
6-Month EUR-LIBOR	A/S	CME	1.498%	08/23/47	EUR 19,061,500	(146,183)	18,363	(164,546)

						$4,064,425	$1,905,606	$2,158,819

Total Interest Rate Swaps						$1,516,399	$2,057,690	($541,291)

Total Swap Agreements						$1,764,687	$1,352,362	$412,325

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(g)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$5,166,127	$5,166,127	$-	$-
	Corporate Bonds & Notes	1,225,999,390	-	1,225,999,390	-
	Senior Loan Notes	234,176,846	-	232,003,307	2,173,539
	Mortgage-Backed Securities
	Collateralized Mortgage Obligations - Commercial	215,075,648	-	203,710,032	11,365,616
	Collateralized Mortgage Obligations - Residential	354,101,574	-	354,101,574	-
	Fannie Mae	407,576,058	-	407,576,058	-
	Freddie Mac	268,322,624	-	268,322,624	-
	Government National Mortgage Association	211,840,824	-	211,840,824	-

	Total Mortgage-Backed Securities	1,456,916,728	-	1,445,551,112	11,365,616

	Asset-Backed Securities	176,138,225	-	176,138,225	-
	U.S. Government Agency Issues	61,442,147	-	61,442,147	-
	U.S. Treasury Obligations	406,411,115	-	406,411,115	-
	Foreign Government Bonds & Notes	300,334,310	-	300,334,310	-
	Short-Term Investments	388,918,563	-	388,918,563	-
	Derivatives:
	Credit Contracts
	Swaps	7,162,546	-	7,162,546	-
	Foreign Currency Contracts
	Futures	2,834,694	2,834,694	-	-
	Forward Foreign Currency Contracts	3,058,166	-	3,058,166	-
	Purchased Options	449,007	-	449,007	-

	Total Foreign Currency Contracts	6,341,867	2,834,694	3,507,173	-

	Interest Rate Contracts
	Futures	9,041,634	9,041,634	-	-
	Purchased Options	2,471,829	-	2,471,829	-
	Swaps	4,373,283	-	4,373,283	-

	Total Interest Rate Contracts	15,886,746	9,041,634	6,845,112	-

	Total Asset - Derivatives	29,391,159	11,876,328	17,514,831	-

	Total Assets	4,284,894,610	17,042,455	4,254,313,000	13,539,155

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(6,914,258)	-	(6,914,258)	-
	Foreign Currency Contracts
	Futures	(3,421,428)	(3,421,428)	-	-
	Forward Foreign Currency Contracts	(2,808,904)	-	(2,808,904)	-
	Written Options	(2,225)	-	(2,225)	-

	Total Foreign Currency Contracts	(6,232,557)	(3,421,428)	(2,811,129)	-

	Interest Rate Contracts
	Futures	(7,412,046)	(7,412,046)	-	-
	Written Options	(1,056,243)	-	(1,056,243)	-
	Swaps	(2,856,884)	-	(2,856,884)	-

	Total Interest Rate Contracts	(11,325,173)	(7,412,046)	(3,913,127)	-

	Total Liabilities - Derivatives	(24,471,988)	(10,833,474)	(13,638,514)	-

	Total Liabilities	(24,471,988)	(10,833,474)	(13,638,514)	-

	Total	$4,260,422,622	$6,208,981	$4,240,674,486	$13,539,155

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments

December 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 2.9%

Communications - 0.4%

Sprint Corp 7.875% due 09/15/23	$2,350,000	$2,508,625

Consumer, Non-Cyclical - 1.0%

Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	4,750,000	5,284,375
Valeant Pharmaceuticals International 6.750% due 08/15/21 ~	1,250,000	1,264,063

		6,548,438

Financial - 0.6%

VICI Properties 1 LLC REIT 4.847% (LIBOR + 3.500%) due 10/15/22 §	3,535,000	3,552,675

Industrial - 0.9%

Reynolds Group Issuer Inc 5.750% due 10/15/20	5,814,646	5,909,134

Total Corporate Bonds & Notes (Cost $18,338,038)		18,518,872

SENIOR LOAN NOTES - 92.5%

Basic Materials - 2.0%

MacDermid Inc
Term B6 4.569% (LIBOR + 3.000%) due 06/07/23 §	5,768,103	5,807,245
Term B7 4.069% (LIBOR + 2.500%) due 06/07/20 §	1,058,124	1,065,266
PQ Corp 4.630% (LIBOR + 3.250%) due 11/04/22 §	3,201,969	3,232,487
Vantage Specialty Chemicals Inc 5.371% (LIBOR + 4.000%) due 10/05/24 §	1,250,000	1,260,678
(2nd Lien) 9.621% (LIBOR + 8.250%) due 10/05/25 §	750,000	740,625

		12,106,301

Communications - 8.2%

Altice US Finance I Corp 3.819% (LIBOR + 2.250%) due 07/28/25 §	5,970,000	5,956,329
Avaya Inc Term B 6.227% (LIBOR + 4.750%) due 12/15/24 § Y	6,250,000	6,157,550
CSC Holdings LLC 3.741% (LIBOR + 2.250%) due 07/17/25 §	5,970,000	5,953,582
Lumos Networks Operating Co due 10/16/24 µ	2,250,000	2,260,312
Term B 4.819% (LIBOR + 3.250%) due 10/16/24 §	1,500,000	1,506,875
Radiate Holdco LLC Term B due 02/01/24 µ	8,000,000	7,941,432
Sinclair Television Group Inc Term B due 05/10/24 µ	2,000,000	2,000,612

	Principal Amount	Value
Sprint Communications Inc Term B 4.125% (LIBOR + 2.500%) due 02/02/24 §	$7,443,750	$7,449,176
Telesat Canada Term B4 (Canada) 4.700% (LIBOR + 3.000%) due 11/17/23 §	4,458,731	4,487,294
Uber Technologies Term B 5.552% (LIBOR + 4.000%) due 07/13/23 §	6,922,425	6,975,208

		50,688,370

Consumer, Cyclical - 19.0%

24 Hour Fitness Worldwide Inc Term B 5.443% (LIBOR + 3.750%) due 05/28/21 §	4,654,099	4,660,885
BJ’s Wholesale Club Inc (2nd Lien) 8.953% (LIBOR + 7.500%) due 02/03/25 §	3,450,000	3,375,970
Caesars Resort Collection LLC Term B 4.336% (LIBOR + 2.750%) due 12/22/24 §	9,500,000	9,551,062
CEC Entertainment Inc Term B 4.819% (LIBOR + 3.250%) due 02/14/21 §	6,997,642	6,616,271
CityCenter Holdings LLC Term B 4.069% (LIBOR + 2.500%) due 04/18/24 §	5,472,500	5,504,137
ClubCorp Club Operations Inc Term B 4.943% (LIBOR + 3.250%) due 09/18/24 § µ	5,875,609	5,907,084
Dollar Tree Inc Term B2 4.250% due 07/06/22	1,000,000	1,004,375
Dragon Merger Sub LLC 5.693% (LIBOR + 4.000%) due 07/24/24 §	1,995,000	2,017,444
(2nd Lien) 9.943% (LIBOR + 8.250%) due 07/24/25 §	1,250,000	1,265,625
Federal-Mogul Holdings Corp Term C 5.252% (LIBOR + 3.750%) due 04/15/21 §	3,620,637	3,651,941
Golden Entertainment Inc 4.510% (LIBOR + 3.000%) due 10/20/24 §	3,250,000	3,258,125
Golden Nugget Inc 4.770% (LIBOR + 3.250%) due 10/04/23 §	5,223,533	5,268,774
Hanesbrands Inc Term B 3.227% (LIBOR + 1.750%) due 12/15/24 §	1,000,000	1,004,575
Navistar International Corp Term B 4.900% (LIBOR + 3.500%) due 11/01/24 §	4,250,000	4,275,236
NEP/NCP Holdco Inc 4.819% (LIBOR + 3.250%) due 07/21/22 §	1,490,582	1,497,103
New Red Finance Term B3 (Canada) 3.868% (LIBOR + 2.250%) due 02/16/24 §	7,449,064	7,457,214
Nexeo Solutions LLC 4.717% (LIBOR + 3.250%) due 06/09/23 §	3,334,884	3,358,505
NPC International Inc 5.052% (LIBOR + 3.500%) due 04/19/24 §	4,726,250	4,773,512
(2nd Lien) 9.052% (LIBOR + 7.500%) due 04/18/25 §	1,625,000	1,665,625

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
P.F. Chang’s China Bistro Inc Term B 6.509% (LIBOR + 5.000%) due 08/18/22 §	$3,241,875	$3,087,886
Petco Animal Supplies Inc Term B 4.380% (LIBOR + 3.000%) due 01/26/23 §	3,839,875	2,923,105
Playa Resorts Holding BV Term B (Netherlands) 4.620% (LIBOR + 3.250%) due 04/05/24 §	1,990,000	2,002,437
Rite Aid Corp
(2nd Lien) 5.365% (LIBOR + 3.875%) due 06/21/21 §	1,658,000	1,662,145
6.240% (LIBOR + 4.750%) due 08/21/20 §	11,276,000	11,325,332
Spin Holdco Inc Term B 5.147% (LIBOR + 3.750%) due 11/14/22 §	5,970,000	6,019,252
SRS Distribution Inc
(2nd Lien) 10.319% (LIBOR + 8.750%) due 02/24/23 §	5,544,973	5,688,216
Term B 4.871% (LIBOR + 3.250%) due 08/25/22 §	3,647,935	3,674,156
Univar Inc Term B 4.069% (LIBOR + 2.500%) due 07/01/24 §	5,942,594	5,972,307

		118,468,299

Consumer, Non-Cyclical - 13.9%

Air Medical Group Holdings Inc due 09/07/24 µ	3,000,000	3,012,858
Term B 4.943% (LIBOR + 3.250%) due 04/28/22 §	2,140,125	2,134,201
Term B1 5.675% (LIBOR + 4.000%) due 04/28/22 §	83,375	83,435
Air Methods Corp Term B 5.193% (LIBOR + 3.500%) due 04/21/24 §	3,491,720	3,493,358
Albertsons LLC Term B6 4.462% (LIBOR + 3.000%) due 06/22/23 § µ	4,061,545	3,984,883
Alphabet Holding Co Inc 5.069% (LIBOR + 3.500%) due 09/26/24 §	1,496,250	1,455,103
(2nd Lien) 9.319% (LIBOR + 7.750%) due 09/26/25 §	4,250,000	3,952,500
Aquilex Holdings LLC 5.710% (LIBOR + 4.250%) due 10/03/24 §	1,250,000	1,250,000
(2nd Lien) 9.960% (LIBOR + 8.500%) due 10/03/25 §	1,000,000	977,500
Avatar Purchaser Inc 5.241% (LIBOR + 3.750%) due 09/06/24 §	2,250,000	2,266,875
Brickman Group Ltd LLC (2nd Lien) 7.991% (LIBOR + 6.500%) due 12/17/21 §	1,721,656	1,733,646
Change Healthcare Holdings Inc Term B 4.319% (LIBOR + 2.750%) due 03/01/24 §	488,788	490,124
Community Health Systems Inc Term G 4.229% (LIBOR + 2.750%) due 12/31/19 § µ	4,535,300	4,402,706

	Principal Amount	Value
Diamond BV (Netherlands) 4.423% (LIBOR + 3.000%) due 09/06/24 §	$4,500,000	$4,518,337
Garda World Security Corp (Canada) 4.973% (LIBOR + 3.500%) due 05/24/24 §	5,113,085	5,145,042
Jaguar Holding Co II 4.384% (LIBOR + 2.750%) due 08/18/22 §	1,689,028	1,694,202
NVA Holdings Inc
(2nd Lien) 8.693% (LIBOR + 7.000%) due 08/14/22 §	250,000	251,979
Term B2 5.193% (LIBOR + 3.500%) due 08/14/21 §	6,366,163	6,424,522
Parexel International Corp Term B 4.569% (LIBOR + 3.000%) due 09/27/24 §	5,486,250	5,518,251
Paysafe Group PLC due 11/29/24 µ	1,500,000	1,499,532
(2nd Lien) due 11/29/25 µ	2,250,000	2,250,000
Post Holdings Inc Series A 3.820% (LIBOR + 2.250%) due 05/24/24 §	5,597	5,623
Prime Security Services Borrower LLC 4.319% (LIBOR + 2.750%) due 05/02/22 §	6,692,047	6,747,617
Reddy Ice Corp 6.882% (LIBOR + 5.500%) due 05/01/19 §	5,426,886	5,375,873
Refresco Group BV
Term B due 09/26/24 µ	4,250,000	4,273,906
Term B3 due 12/14/24 µ	1,750,000	1,751,050
Sedgwick Claims Management Services Inc due 02/26/21 µ	2,250,000	2,253,375
(2nd Lien) due 02/28/22 µ	1,000,000	1,007,500
USAGM Holdco LLC (2nd Lien) 9.880% (LIBOR + 8.500%) due 07/28/23 §	2,710,000	2,682,900
Valeant Pharmaceuticals International Inc Series F4 Term B (Canada) 4.940% (LIBOR + 3.500%) due 04/01/22 §	6,002,976	6,099,450

		86,736,348

Energy - 0.6%

Arch Coal Inc Term B 4.819% (LIBOR + 3.250%) due 03/07/24 §	1,989,975	2,009,377
EP Energy LLC Term B3 4.229% (LIBOR + 2.750%) due 05/24/18 §	115,921	110,705
Peabody Energy Corp 5.069% (LIBOR + 3.500%) due 03/31/22 §	1,408,440	1,429,273

		3,549,355

Financial - 10.5%

AlixPartners LLP Term B 4.443% (LIBOR + 2.750%) due 04/04/24 §	5,971,209	6,011,019
Alliant Holdings I Inc Term B 4.802% (LIBOR + 3.250%) due 08/12/22 §	8,918,847	8,975,624

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
AmWINS Group Inc (2nd Lien) 8.319% (LIBOR + 6.750%) due 01/25/25 §	$250,000	$252,656
Capital Automotive LP (2nd Lien) 7.570% (LIBOR + 6.000%) due 03/24/25 §	19,298	19,684
DTZ US Borrower LLC 4.708% (LIBOR + 3.250%) due 11/04/21 §	382,994	378,515
Duff & Phelps Corp 4.943% (LIBOR + 3.250%) due 10/14/24 §	4,500,000	4,550,625
Term B due 11/29/24 µ	1,500,000	1,507,812
Hub International Ltd Term B 4.413% (LIBOR + 3.000%) due 10/02/20 §	8,937,408	8,987,699
NFP Corp Term B 5.069% (LIBOR + 3.500%) due 01/08/24 §	2,974,962	2,996,346
USI Inc 4.693% (LIBOR + 3.000%) due 05/16/24 § µ	10,473,750	10,482,475
Vantiv LLC Term B4 3.477% (LIBOR + 2.000%) due 08/07/24 §	1,500,000	1,510,209
VF Holding Corp 4.819% (LIBOR + 3.250%) due 06/30/23 §	10,404,727	10,490,888
VICI Properties 1 LLC Term B 3.785% (LIBOR + 2.250%) due 10/14/22 §	4,500,000	4,507,970
WaveDivision Holdings LLC Term B 4.140% (LIBOR + 2.750%) due 10/15/19 §	4,940,647	4,949,911

		65,621,433

Industrial - 25.3%

Accudyne Industries LLC 5.319% (LIBOR + 3.750%) due 08/02/24 § µ	4,488,750	4,521,715
Advanced Disposal Services Inc Term B3 3.739% (LIBOR + 2.250%) due 11/10/23 §	4,239,112	4,256,522
Allflex Holdings III Inc 4.706% (LIBOR + 3.250%) due 07/20/20 §	5,822,139	5,863,377
Anchor Glass Container Corp (2nd Lien) 9.182% (LIBOR + 7.750%) due 12/07/24 §	2,350,000	2,385,250
Avolon SARL (Luxembourg)
Term B1 3.251% (LIBOR + 1.750%) due 09/30/20 §	4,484,746	4,476,337
Term B2 3.751% (LIBOR + 2.250%) due 04/03/22 §	3,482,500	3,461,187
Brand Energy & Infrastructure Services Inc 5.615% (LIBOR + 4.250%) due 06/21/24 §	6,965,000	7,000,306
BWAY Holding Co Term B 4.599% (LIBOR + 3.250%) due 04/03/24 §	4,726,250	4,752,098
Circor International Inc due 11/20/24 µ	3,250,000	3,243,906
Clark Equipment Co Term B 4.193% (LIBOR + 2.500%) due 05/18/24 §	3,213,527	3,234,280

	Principal Amount	Value
Columbus McKinnon Corp Term B 4.693% (LIBOR + 3.000%) due 01/31/24 §	$1,535,527	$1,549,922
Consolidated Container Co LLC 5.069% (LIBOR + 3.500%) due 05/22/24 §	4,987,500	5,019,709
Crosby US Acquisition Corp 4.446% (LIBOR + 3.000%) due 11/23/20 § µ	6,930,074	6,765,484
(2nd Lien) 7.446% (LIBOR + 6.000%) due 11/22/21 §	1,475,000	1,357,922
DAE Aviation Holdings Inc 5.320% (LIBOR + 3.750%) due 07/07/22 §	2,236,656	2,257,624
DiversiTech Holdings Inc 5.200% (LIBOR + 3.500%) due 06/03/24 §	4,600,316	4,628,112
(2nd Lien) 9.200% (LIBOR + 7.500%) due 06/02/25 §	3,000,000	3,037,500
EWT Holdings III Corp 4.693% (LIBOR + 3.000%) due 12/20/24 § µ	4,576,167	4,610,488
Flex Acquisition Co Inc 4.335% (LIBOR + 3.000%) due 12/29/23 §	7,716,237	7,767,682
Forterra Finance LLC Term B 4.569% (LIBOR + 3.000%) due 10/25/23 §	2,477,443	2,325,920
Gardner Denver Inc Term B 4.443% (LIBOR + 2.750%) due 07/30/24 § µ	4,613,438	4,632,191
Gates Global LLC Term B 4.693% (LIBOR + 3.000%) due 04/01/24 §	6,778,980	6,821,877
GYP Holdings III Corp Term B 4.380% (LIBOR + 3.000%) due 04/01/23 §	1,088,729	1,094,512
Klockner-Pentaplast of America Inc Term B2 5.943% (LIBOR + 4.250%) due 06/30/22 § µ	6,234,375	6,309,381
Ocean Rig UDW Inc 8.000% due 09/20/24	340,411	344,455
Plastipak Packaging Inc Term B 4.450% (LIBOR + 2.750%) due 10/14/24 § µ	1,496,250	1,506,848
Power Products LLC Term B 5.363% (LIBOR + 4.000%) due 12/20/22 §	746,241	755,569
Proampac PG Borrower LLC 4.954% (LIBOR + 3.500%) due 11/18/23 §	8,944,937	9,031,596
(2nd Lien) 9.936% (LIBOR + 8.500%) due 11/18/24 §	1,000,000	1,015,000
Quikrete Holdings Inc 4.319% (LIBOR + 2.750%) due 11/15/23 §	6,256,025	6,276,444
Reynolds Group Holdings Inc 4.319% (LIBOR + 2.750%) due 02/05/23 §	9,425,937	9,482,728
Ring Container Technologies Group LLC 4.319% (LIBOR + 2.750%) due 10/31/24 §	3,000,000	3,009,375
Tekni-Plex Inc Term B1 4.673% (LIBOR + 3.250%) due 10/17/24 §	500,000	503,281

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Transcendia Inc 5.069% (LIBOR + 3.500%) due 05/30/24 §	$3,491,250	$3,518,901
TransDigm Inc
Term F 4.362% (LIBOR + 2.750%) due 06/09/23 §	8,436,036	8,460,661
Term G 4.665% (LIBOR + 3.000%) due 08/22/24 §	3,482,500	3,503,186
TricorBraun Holdings Inc 5.392% (LIBOR + 3.750%) due 11/30/23 §	136,023	135,966
5.443% (LIBOR + 3.750%) due 11/30/23 §	1,350,000	1,349,437
Welbilt Inc Term B 4.319% (LIBOR + 2.750%) due 03/03/23 §	987,879	999,610
Wrangler Buyer Corp Term B 4.569% (LIBOR + 3.000%) due 09/27/24 §	1,500,000	1,511,519
Zekelman Industries Inc Term B 4.408% (LIBOR + 2.750%) due 06/14/21 §	985,050	992,192
Zodiac Pool Solutions LLC 5.693% (LIBOR + 4.000%) due 12/20/23 §	3,749,169	3,774,944

		157,545,014

Technology - 10.3%

Applied Systems Inc (2nd Lien) 8.693% (LIBOR + 7.000%) due 09/19/25 §	5,315,000	5,512,654
Bright Bidco BV Term B (Netherlands) 6.172% (LIBOR + 4.500%) due 06/30/24 §	2,487,500	2,507,194
Capri Finance LLC 4.627% (LIBOR + 3.250%) due 11/01/24 §	1,250,000	1,251,172
Cypress Intermediate Holdings III Inc 4.570% (LIBOR + 3.000%) due 04/27/24 § µ	2,492,487	2,500,536
(2nd Lien) 8.319% (LIBOR + 6.750%) due 04/27/25 §	7,138,750	7,314,242
Hyland Software Inc 4.819% (LIBOR + 3.250%) due 07/01/22 §	994,987	1,002,760
Kronos Inc
(2nd Lien) 9.627% (LIBOR + 8.250%) due 11/01/24 §	8,075,000	8,400,019
Term B 4.903% (LIBOR + 3.500%) due 11/01/23 §	4,333,810	4,367,553
Rackspace Hosting Inc 4.385% (LIBOR + 3.000%) due 11/03/23 §	1,741,250	1,743,184
RP Crown Parent LLC Term B 4.569% (LIBOR + 3.000%) due 10/12/23 §	5,610,831	5,640,636
Solera LLC Term B 4.818% (LIBOR + 3.250%) due 03/03/23 §	11,103,987	11,187,267
Sophia LP Term B 4.943% (LIBOR + 3.250%) due 09/30/22 §	3,270,913	3,278,799
Tempo Acquisition LLC 4.569% (LIBOR + 3.000%) due 05/01/24 §	9,452,500	9,434,777

		64,140,793

	Principal Amount	Value
Utilities - 2.7%

Calpine Corp Term B5 due 01/15/24 µ	$3,000,000	$3,003,750
Energy Future Intermediate Holding Co LLC 4.567% (LIBOR + 3.000%) due 06/30/18 §	3,500,000	3,512,250
Helix Gen Funding LLC Term B 5.443% (LIBOR + 3.750%) due 06/02/24 §	462,388	464,303
Pike Corp 5.070% (LIBOR + 3.500%) due 09/20/24 §	995,006	1,009,464
Talen Energy Supply LLC
Term B1 5.569% (LIBOR + 4.000%) due 07/15/23 §	2,040,974	2,060,959
Term B2 5.569% (LIBOR + 4.000%) due 04/15/24 §	1,990,214	2,002,032
Vistra Operations Co LLC Term B2 4.203% (LIBOR + 2.750%) due 12/14/23 §	4,957,444	4,997,723

		17,050,481

Total Senior Loan Notes (Cost $574,945,735)		575,906,394

SHORT-TERM INVESTMENT - 8.9%

Repurchase Agreement - 8.9%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $55,247,345; collateralized by U.S. Treasury Notes: 1.375% due 06/30/23 and value $56,354,556)	55,246,118	55,246,118

Total Short-Term Investment (Cost $55,246,118)		55,246,118

TOTAL INVESTMENTS - 104.3% (Cost $648,529,891)		649,671,384

OTHER ASSETS & LIABILITIES, NET - (4.3%)		(26,969,685)

NET ASSETS - 100.0%		$622,701,699

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrial	26.2%
Consumer, Cyclical	19.0%
Consumer, Non-Cyclical	14.9%
Financial	11.1%
Technology	10.3%
Short-Term Investment	8.9%
Communications	8.6%
Others (each less than 3.0%)	5.3%

	104.3%
Other Assets & Liabilities, Net	(4.3%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(b)	An investment with a value of $6,157,550 or 1.0% of the Fund’s net assets was in default as of December 31, 2017.

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$18,518,872	$-	$18,518,872	$-
	Senior Loan Notes	575,906,394	-	575,906,394	-
	Short-Term Investment	55,246,118	-	55,246,118	-

	Total	$649,671,384	$-	$649,671,384	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
COMMON STOCKS - 0.6%

Basic Materials - 0.0%

LyondellBasell Industries NV ‘A’	132	$14,562

Communications - 0.1%

Answers Corp (Israel) *	47,862	741,861

Consumer, Cyclical - 0.0%

Caesars Entertainment Corp *	8,260	104,489

Consumer, Non-Cyclical - 0.1%

IAP Worldwide Services Inc Ω ±	121	1,244,261
Millennium Health LLC *	46,636	12,242

		1,256,503

Energy - 0.1%

Nine Point Energy Holdings Ω ±	1,108	16,294
Paragon Offshore Finance Co ‘A’	1,303	1,792
Paragon Offshore Finance Co ‘B’	651	14,973
Paragon Offshore Ltd	1,303	26,060
Samson Resources II LLC ‘A’ *	22,647	407,646

		466,765

Financial - 0.2%

RCS Capital Corp *	33,878	1,287,364

Industrial - 0.1%

Ameriforge Group Inc *	22,758	933,078

Technology - 0.0%

Avaya Holdings Corp *	885	15,532

Utilities - 0.0%

Southcross Holdings Borrower LP *	52	-
Southcross Holdings Borrower LP ‘A’ *	52	19,175

		19,175

Total Common Stocks (Cost $2,442,431)		4,839,329

	Principal Amount

CORPORATE BONDS & NOTES - 4.0%

Basic Materials - 0.2%

Allegheny Ludlum LLC 6.950% due 12/15/25	$15,000	15,450
Allegheny Technologies Inc
5.950% due 01/15/21	90,000	92,250
7.875% due 08/15/23	65,000	70,322
Big River Steel LLC 7.250% due 09/01/25 ~	45,000	47,700
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	215,000	213,387
First Quantum Minerals Ltd (Zambia)
7.000% due 02/15/21 ~	25,000	26,000
7.500% due 04/01/25 ~	200,000	217,750
Freeport-McMoRan Inc 4.550% due 11/14/24	20,000	20,434

	Principal Amount	Value
Hudbay Minerals Inc (Canada)
7.250% due 01/15/23 ~	$40,000	$42,600
7.625% due 01/15/25 ~	70,000	77,000
Imperial Metals Corp (Canada) 7.000% due 03/15/19 ~	25,000	23,625
Mercer International Inc (Canada) 5.500% due 01/15/26 ~	20,000	20,350
New Gold Inc (Canada)
6.250% due 11/15/22 ~	110,000	113,850
6.375% due 05/15/25 ~	25,000	26,563
Northwest Acquisitions ULC 7.125% due 11/01/22 ~	20,000	20,700
Platform Specialty Products Corp 6.500% due 02/01/22 ~	70,000	72,450
PQ Corp
5.750% due 12/15/25 ~	15,000	15,300
6.750% due 11/15/22 ~	160,000	171,400
SPCM SA (France) 4.875% due 09/15/25 ~	20,000	20,225
Teck Resources Ltd (Canada)
5.200% due 03/01/42	100,000	99,500
5.400% due 02/01/43	25,000	25,250
6.000% due 08/15/40	15,000	16,763
The Chemours Co
5.375% due 05/15/27	20,000	20,750
7.000% due 05/15/25	20,000	21,800
Tronox Finance LLC 7.500% due 03/15/22 ~	40,000	41,900
Tronox Finance PLC 5.750% due 10/01/25 ~	30,000	30,900
Valvoline Inc 5.500% due 07/15/24	15,000	15,975
Venator Finance SARL 5.750% due 07/15/25 ~	30,000	31,800
Versum Materials Inc 5.500% due 09/30/24 ~	75,000	80,437
WR Grace & Co 5.125% due 10/01/21 ~	55,000	57,956

		1,750,387

Communications - 0.8%

Altice US Finance I Corp 5.500% due 05/15/26 ~	200,000	204,250
Anixter Inc 5.500% due 03/01/23	85,000	91,825
Cablevision Systems Corp
5.875% due 09/15/22	60,000	59,250
8.000% due 04/15/20	20,000	21,400
CBS Radio Inc 7.250% due 11/01/24 ~	80,000	84,750
CCO Holdings LLC
5.000% due 02/01/28 ~	75,000	73,313
5.250% due 09/30/22	200,000	205,375
5.375% due 05/01/25 ~	155,000	160,087
5.750% due 02/15/26 ~	85,000	88,506
CenturyLink Inc
6.750% due 12/01/23	260,000	255,775
7.500% due 04/01/24	35,000	35,000
Cequel Communications Holdings I LLC 6.375% due 09/15/20 ~	10,000	10,175
Cincinnati Bell Inc 7.000% due 07/15/24 ~	90,000	89,550
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22	235,000	239,587
CommScope Technologies LLC
5.000% due 03/15/27 ~	75,000	75,188
6.000% due 06/15/25 ~	90,000	96,075
CSC Holdings LLC
5.250% due 06/01/24	100,000	98,250
6.750% due 11/15/21	100,000	107,500
10.125% due 01/15/23 ~	200,000	225,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
DISH DBS Corp
5.875% due 07/15/22	$100,000	$100,875
5.875% due 11/15/24	25,000	24,406
EIG Investors Corp 10.875% due 02/01/24	75,000	83,625
Frontier Communications Corp
6.250% due 09/15/21	30,000	21,375
6.875% due 01/15/25	80,000	52,200
8.500% due 04/15/20	25,000	20,813
10.500% due 09/15/22	35,000	26,556
Hughes Satellite Systems Corp
5.250% due 08/01/26	45,000	46,069
6.625% due 08/01/26	210,000	220,500
Intelsat Jackson Holdings SA (Luxembourg)
5.500% due 08/01/23	55,000	45,100
7.250% due 10/15/20	25,000	23,625
7.500% due 04/01/21	10,000	9,150
8.000% due 02/15/24 ~	60,000	63,300
9.750% due 07/15/25 ~	50,000	48,250
Level 3 Financing Inc
5.250% due 03/15/26	85,000	83,644
5.375% due 01/15/24	45,000	45,056
Match Group Inc 5.000% due 12/15/27 ~	25,000	25,438
MDC Partners Inc 6.500% due 05/01/24 ~	150,000	151,500
MHGE Parent LLC 8.500% Cash or 9.250% PIK due 08/01/19 ~	14,000	13,996
Netflix Inc
4.875% due 04/15/28 ~	65,000	63,781
5.875% due 02/15/25	90,000	95,850
Qualitytech LP 4.750% due 11/15/25 ~	40,000	40,600
SFR Group SA (France)
6.000% due 05/15/22 ~	205,000	207,819
7.375% due 05/01/26 ~	200,000	206,750
Sirius XM Radio Inc
5.000% due 08/01/27 ~	50,000	50,375
6.000% due 07/15/24 ~	150,000	159,000
Sprint Capital Corp 6.875% due 11/15/28	35,000	35,306
Sprint Communications Inc 7.000% due 08/15/20	110,000	116,875
Sprint Corp
7.250% due 09/15/21	80,000	84,900
7.625% due 02/15/25	65,000	68,250
7.875% due 09/15/23	515,000	549,762
Symantec Corp 5.000% due 04/15/25 ~	35,000	36,488
T-Mobile USA Inc
6.500% due 01/15/26	240,000	262,500
6.625% due 04/01/23	55,000	57,475
Tribune Media Co 5.875% due 07/15/22	70,000	72,275
Virgin Media Secured Finance PLC (United Kingdom) 5.250% due 01/15/26 ~	200,000	202,750
Zayo Group LLC
5.750% due 01/15/27 ~	220,000	224,950
6.375% due 05/15/25	45,000	47,756

		5,910,546

Consumer, Cyclical - 0.6%

AMC Entertainment Holdings Inc
5.875% due 11/15/26	30,000	29,700
6.125% due 05/15/27	100,000	99,750
American Axle & Manufacturing Inc 6.250% due 04/01/25 ~	15,000	15,825
American Tire Distributors Inc 10.250% due 03/01/22 ~	80,000	82,800

	Principal Amount	Value
Beacon Escrow Corp 4.875% due 11/01/25 ~	$50,000	$50,438
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	130,000	131,664
Dollar Tree Inc
5.250% due 03/01/20	80,000	81,434
5.750% due 03/01/23	190,000	199,381
Eldorado Resorts Inc 6.000% due 04/01/25	55,000	57,750
GLP Capital LP 5.375% due 04/15/26	75,000	80,625
Golden Nugget Inc
6.750% due 10/15/24 ~	160,000	163,200
8.750% due 10/01/25 ~	75,000	78,938
H&E Equipment Services Inc 5.625% due 09/01/25 ~	15,000	15,713
HD Supply Inc 5.750% due 04/15/24 ~	85,000	90,525
Hilton Domestic Operating Co Inc 4.250% due 09/01/24	55,000	55,688
Hot Topic Inc 9.250% due 06/15/21 ~	60,000	57,300
Jack Ohio Finance LLC 6.750% due 11/15/21 ~	45,000	47,475
L Brands Inc 6.875% due 11/01/35	95,000	96,425
Mattamy Group Corp (Canada)
6.500% due 10/01/25 ~	50,000	53,125
6.875% due 12/15/23 ~	75,000	79,688
MGM Resorts International
6.000% due 03/15/23	85,000	92,012
7.750% due 03/15/22	365,000	417,012
Michaels Stores Inc 5.875% due 12/15/20 ~	55,000	55,825
National CineMedia LLC 6.000% due 04/15/22	60,000	61,050
Navistar International Corp 6.625% due 11/01/25 ~	115,000	120,276
NCL Corp Ltd 4.750% due 12/15/21 ~	50,000	51,875
New Red Finance Inc (Canada)
4.250% due 05/15/24 ~	95,000	95,000
4.625% due 01/15/22 ~	105,000	107,756
5.000% due 10/15/25 ~	145,000	146,812
Party City Holdings Inc 6.125% due 08/15/23 ~	135,000	140,062
Reliance Intermediate Holdings LP (Canada) 6.500% due 04/01/23 ~	200,000	212,000
Sabre GLBL Inc
5.250% due 11/15/23 ~	80,000	82,224
5.375% due 04/15/23 ~	35,000	36,225
Scientific Games International Inc 7.000% due 01/01/22 ~	35,000	36,969
Tempur Sealy International Inc 5.625% due 10/15/23	25,000	26,125
The Scotts Miracle-Gro Co 6.000% due 10/15/23	280,000	297,850
TRI Pointe Group Inc 5.875% due 06/15/24	100,000	107,250
United Continental Holdings Inc 4.250% due 10/01/22	35,000	35,131
Viking Cruises Ltd
5.875% due 09/15/27 ~	135,000	137,700
6.250% due 05/15/25 ~	70,000	72,450
Vista Outdoor Inc 5.875% due 10/01/23	45,000	43,425
Wabash National Corp 5.500% due 10/01/25 ~	40,000	40,400

		3,982,873

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Consumer, Non-Cyclical - 0.8%

Albertsons Cos LLC 5.750% due 03/15/25	$40,000	$36,300
Booz Allen Hamilton Inc 5.125% due 05/01/25 ~	10,000	10,050
Catalent Pharma Solutions Inc 4.875% due 01/15/26 ~	140,000	140,875
Centene Corp
4.750% due 05/15/22	35,000	36,488
4.750% due 01/15/25	90,000	91,800
5.625% due 02/15/21	70,000	72,100
6.125% due 02/15/24	70,000	74,200
Central Garden & Pet Co
5.125% due 02/01/28	25,000	25,063
6.125% due 11/15/23	55,000	58,438
CHS/Community Health Systems Inc 6.250% due 03/31/23	170,000	153,850
Dean Foods Co 6.500% due 03/15/23 ~	145,000	144,637
Dole Food Co Inc 7.250% due 06/15/25 ~	165,000	179,025
Eagle Holding Co II LLC 7.625% Cash and 8.375% PIK due 05/15/22 ~	45,000	45,900
Envision Healthcare Corp
5.625% due 07/15/22	45,000	45,675
6.250% due 12/01/24 ~	140,000	144,900
FTI Consulting Inc 6.000% due 11/15/22	325,000	336,147
Gartner Inc 5.125% due 04/01/25 ~	50,000	52,375
HCA Inc
4.500% due 02/15/27	10,000	10,075
5.875% due 02/15/26	100,000	106,000
6.500% due 02/15/20	25,000	26,563
7.500% due 02/15/22	390,000	439,725
Hologic Inc
4.375% due 10/15/25 ~	70,000	71,225
5.250% due 07/15/22 ~	70,000	72,712
IHS Markit Ltd 5.000% due 11/01/22 ~	95,000	103,474
inVentiv Group Holdings Inc 7.500% due 10/01/24 ~	63,000	68,355
Jaguar Holding Co II 6.375% due 08/01/23 ~	230,000	232,875
KAR Auction Services Inc 5.125% due 06/01/25 ~	85,000	87,337
Kinetic Concepts Inc
7.875% due 02/15/21 ~	230,000	240,637
12.500% due 11/01/21 ~	75,000	84,562
Laureate Education Inc 8.250% due 05/01/25 ~	100,000	106,250
MPH Acquisition Holdings LLC 7.125% due 06/01/24 ~	65,000	69,388
Pilgrim’s Pride Corp
5.750% due 03/15/25 ~	20,000	20,650
5.875% due 09/30/27 ~	25,000	25,813
Pinnacle Foods Finance LLC 5.875% due 01/15/24	35,000	37,188
Polaris Intermediate Corp 8.500% PIK due 12/01/22 ~	95,000	98,800
Post Holdings Inc
5.000% due 08/15/26 ~	75,000	73,969
5.500% due 03/01/25 ~	75,000	77,812
5.625% due 01/15/28 ~	65,000	65,325
5.750% due 03/01/27 ~	100,000	102,000
8.000% due 07/15/25 ~	35,000	39,506
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	125,000	139,062

	Principal Amount	Value
Spectrum Brands Inc
5.750% due 07/15/25	$130,000	$137,475
6.625% due 11/15/22	45,000	46,688
Team Health Holdings Inc 6.375% due 02/01/25 ~	75,000	67,313
Teleflex Inc
4.625% due 11/15/27	40,000	40,492
5.250% due 06/15/24	35,000	36,663
Tenet Healthcare Corp
6.000% due 10/01/20	70,000	74,273
6.750% due 06/15/23	15,000	14,606
7.500% due 01/01/22 ~	25,000	26,344
8.125% due 04/01/22	100,000	102,125
The Hertz Corp 5.500% due 10/15/24 ~	25,000	22,688
The Nielsen Co Luxembourg SARL 5.500% due 10/01/21 ~	50,000	51,500
The ServiceMaster Co LLC
7.100% due 03/01/18	65,000	65,798
7.450% due 08/15/27	80,000	87,000
TMS International Corp 7.250% due 08/15/25 ~	50,000	52,375
TreeHouse Foods Inc 6.000% due 02/15/24 ~	140,000	146,300
United Rentals North America Inc 5.500% due 05/15/27	10,000	10,550
Valeant Pharmaceuticals International Inc
5.500% due 11/01/25 ~	25,000	25,563
5.625% due 12/01/21 ~	50,000	49,063
6.500% due 03/15/22 ~	50,000	52,625
7.000% due 03/15/24 ~	105,000	112,612
7.500% due 07/15/21 ~	130,000	132,762
9.000% due 12/15/25 ~	65,000	67,906
Vizient Inc 10.375% due 03/01/24 ~	75,000	84,562
WellCare Health Plans Inc 5.250% due 04/01/25	125,000	132,187

		5,686,596

Diversified - 0.0%

HRG Group Inc 7.875% due 07/15/19	140,000	140,315

Energy - 0.6%

Andeavor Logistics LP
5.250% due 01/15/25	25,000	26,324
6.250% due 10/15/22	24,000	25,493
Antero Midstream Partners LP 5.375% due 09/15/24	40,000	41,400
Antero Resources Corp
5.375% due 11/01/21	145,000	149,169
5.625% due 06/01/23	35,000	36,575
Canbriam Energy Inc (Canada) 9.750% due 11/15/19 ~	100,000	102,250
Centennial Resource Production LLC 5.375% due 01/15/26 ~	25,000	25,531
Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/27	55,000	57,029
5.875% due 03/31/25	175,000	189,984
Cheniere Energy Partners LP 5.250% due 10/01/25 ~	85,000	86,700
Chesapeake Energy Corp 8.000% due 12/15/22 ~	6,000	6,495
Covey Park Energy LLC 7.500% due 05/15/25 ~	45,000	47,011
CrownRock LP 5.625% due 10/15/25 ~	155,000	156,162
CVR Refining LLC 6.500% due 11/01/22	230,000	238,050

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Denbury Resources Inc 9.000% due 05/15/21 ~	$15,000	$15,394
Diamondback Energy Inc
4.750% due 11/01/24	20,000	20,175
5.375% due 05/31/25	50,000	51,687
Endeavor Energy Resources LP
5.500% due 01/30/26 ~	40,000	40,800
5.750% due 01/30/28 ~	55,000	56,691
Energy Transfer Equity LP 5.875% due 01/15/24	105,000	110,775
Energy Transfer Partners LP 6.250% (LIBOR + 4.028%) due 02/15/23 §	45,000	43,791
EP Energy LLC
8.000% due 11/29/24 ~	35,000	36,313
8.000% due 02/15/25 ~	35,000	25,725
Extraction Oil & Gas Inc
7.375% due 05/15/24 ~	20,000	21,450
7.875% due 07/15/21 ~	65,000	69,062
Great Western Petroleum LLC 9.000% due 09/30/21 ~	95,000	99,275
Gulfport Energy Corp
6.000% due 10/15/24	45,000	45,225
6.625% due 05/01/23	95,000	97,375
Holly Energy Partners LP 6.000% due 08/01/24 ~	20,000	20,950
Matador Resources Co 6.875% due 04/15/23	70,000	73,850
Murphy Oil Corp 6.875% due 08/15/24	20,000	21,400
Murphy Oil USA Inc
5.625% due 05/01/27	20,000	21,079
6.000% due 08/15/23	190,000	199,025
Newfield Exploration Co
5.375% due 01/01/26	15,000	15,938
5.625% due 07/01/24	205,000	221,400
NGPL PipeCo LLC
4.375% due 08/15/22 ~	15,000	15,309
4.875% due 08/15/27 ~	15,000	15,619
Oasis Petroleum Inc 6.875% due 01/15/23	35,000	35,919
Parsley Energy LLC
5.250% due 08/15/25 ~	45,000	45,338
5.375% due 01/15/25 ~	45,000	45,675
5.625% due 10/15/27 ~	50,000	51,250
6.250% due 06/01/24 ~	60,000	63,450
Pattern Energy Group Inc 5.875% due 02/01/24 ~	10,000	10,550
PBF Holding Co LLC
7.000% due 11/15/23	30,000	31,463
7.250% due 06/15/25	30,000	31,613
PBF Logistics LP 6.875% due 05/15/23	75,000	77,625
Plains All American Pipeline LP 6.125% (LIBOR + 4.110%) due 11/15/22 §	70,000	70,070
Precision Drilling Corp (Canada)
6.500% due 12/15/21	7,000	7,166
7.125% due 01/15/26 ~	20,000	20,450
7.750% due 12/15/23	5,000	5,275
QEP Resources Inc 5.625% due 03/01/26	25,000	25,438
Resolute Energy Corp 8.500% due 05/01/20	20,000	20,450
RSP Permian Inc 6.625% due 10/01/22	130,000	136,662
SESI LLC 7.750% due 09/15/24 ~	10,000	10,650

	Principal Amount	Value
Seven Generations Energy Ltd (Canada)
5.375% due 09/30/25 ~	$65,000	$65,812
6.750% due 05/01/23 ~	90,000	96,075
6.875% due 06/30/23 ~	55,000	58,712
SM Energy Co
6.125% due 11/15/22	10,000	10,238
6.500% due 01/01/23	95,000	97,375
6.750% due 09/15/26	45,000	46,575
SunCoke Energy Partners LP 7.500% due 06/15/25 ~	55,000	57,750
Sunoco LP 6.375% due 04/01/23	105,000	110,906
Tallgrass Energy Partners LP 5.500% due 01/15/28 ~	145,000	146,950
TerraForm Power Operating LLC
4.250% due 01/31/23 ~	25,000	24,844
5.000% due 01/31/28 ~	40,000	39,650
6.625% due 06/15/25 § ~	25,000	27,344
The Williams Cos Inc
3.700% due 01/15/23	100,000	100,000
4.550% due 06/24/24	10,000	10,425
5.750% due 06/24/44	15,000	16,088
Trinidad Drilling Ltd (Canada) 6.625% due 02/15/25 ~	55,000	52,525
Weatherford International Ltd
8.250% due 06/15/23	15,000	15,188
9.875% due 02/15/24	35,000	37,363
Whiting Petroleum Corp
5.000% due 03/15/19	15,000	15,401
6.625% due 01/15/26 ~	85,000	86,806
WildHorse Resource Development Corp 6.875% due 02/01/25	100,000	102,500

		4,434,052

Financial - 0.3%

Alliance Data Systems Corp
5.875% due 11/01/21 ~	65,000	66,788
6.375% due 04/01/20 ~	30,000	30,336
Alliant Holdings Intermediate LLC 8.250% due 08/01/23 ~	90,000	94,725
Ally Financial Inc 8.000% due 12/31/18	250,000	262,500
Ardonagh Midco 3 PLC (United Kingdom) 8.625% due 07/15/23 ~	200,000	208,000
CyrusOne LP REIT 5.375% due 03/15/27 ~	15,000	15,788
Equinix Inc REIT
5.375% due 05/15/27	40,000	42,900
5.875% due 01/15/26	125,000	134,531
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	165,000	167,062
FBM Finance Inc 8.250% due 08/15/21 ~	55,000	58,713
Five Point Operating Co LP 7.875% due 11/15/25 ~	55,000	56,100
Greystar Real Estate Partners LLC 5.750% due 12/01/25 ~	75,000	77,437
Hub Holdings LLC 8.125% Cash or 8.875% PIK due 07/15/19 ~	75,000	75,187
HUB International Ltd 7.875% due 10/01/21 ~	100,000	104,250
Icahn Enterprises LP
6.250% due 02/01/22	90,000	92,250
6.375% due 12/15/25 ~	30,000	30,078
JPMorgan Chase & Co 6.750% (LIBOR + 3.780%) due 02/01/24 §	25,000	28,344

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
MGM Growth Properties Operating Partnership LP REIT
4.500% due 09/01/26	$40,000	$40,000
4.500% due 01/15/28 ~	10,000	9,825
5.625% due 05/01/24	85,000	90,950
Navient Corp
5.000% due 10/26/20	45,000	45,731
5.500% due 01/15/19	140,000	142,800
RHP Hotel Properties LP REIT 5.000% due 04/15/23	55,000	56,513
SBA Communications Corp REIT
4.000% due 10/01/22 ~	40,000	40,250
4.875% due 09/01/24	15,000	15,450
VICI Properties 1 LLC REIT 8.000% due 10/15/23	126,355	141,808

		2,128,316

Industrial - 0.3%

Advanced Disposal Services Inc 5.625% due 11/15/24 ~	50,000	51,250
Ardagh Packaging Finance PLC (Ireland) 6.000% due 02/15/25 ~	50,000	52,750
Berry Global Inc 6.000% due 10/15/22	45,000	47,306
BlueLine Rental Finance Corp 9.250% due 03/15/24 ~	40,000	42,800
Bombardier Inc (Canada) 7.500% due 12/01/24 ~	30,000	30,525
Builders FirstSource Inc 5.625% due 09/01/24 ~	30,000	31,334
BWAY Holding Co
5.500% due 04/15/24 ~	70,000	72,975
7.250% due 04/15/25 ~	50,000	51,750
Clean Harbors Inc 5.125% due 06/01/21	45,000	45,562
Cleaver-Brooks Inc 7.875% due 03/01/23 ~	25,000	25,688
Cloud Crane LLC 10.125% due 08/01/24 ~	10,000	11,300
Core & Main LP 6.125% due 08/15/25 ~	30,000	30,525
Covanta Holding Corp
5.875% due 03/01/24	40,000	40,700
5.875% due 07/01/25	30,000	30,225
6.375% due 10/01/22	65,000	66,625
DAE Funding LLC (United Arab Emirates)
4.500% due 08/01/22 ~	40,000	39,400
5.000% due 08/01/24 ~	70,000	69,300
GFL Environmental Inc (Canada) 9.875% due 02/01/21 ~	25,000	26,406
Huntington Ingalls Industries Inc 5.000% due 11/15/25 ~	55,000	58,987
Jeld-Wen Inc
4.625% due 12/15/25 ~	15,000	15,150
4.875% due 12/15/27 ~	15,000	15,188
Novelis Corp
5.875% due 09/30/26 ~	55,000	56,237
6.250% due 08/15/24 ~	40,000	42,000
Orbital ATK Inc 5.250% due 10/01/21	60,000	61,725
Owens-Brockway Glass Container Inc
5.875% due 08/15/23 ~	120,000	129,525
6.375% due 08/15/25 ~	130,000	145,519
Park Aerospace Holdings Ltd (Ireland)
5.250% due 08/15/22 ~	150,000	149,625
5.500% due 02/15/24 ~	50,000	49,750
Standard Industries Inc
5.500% due 02/15/23 ~	90,000	94,050
6.000% due 10/15/25 ~	100,000	107,250

	Principal Amount	Value
Tervita Escrow Corp (Canada) 7.625% due 12/01/21 ~	$70,000	$70,525
The Hillman Group Inc 6.375% due 07/15/22 ~	90,000	90,225
TransDigm Inc
5.500% due 10/15/20	20,000	20,275
6.000% due 07/15/22	125,000	128,125
6.500% due 07/15/24	120,000	123,300
6.500% due 05/15/25	30,000	30,750
Watco Cos LLC 6.375% due 04/01/23 ~	70,000	72,800
Welbilt Inc 9.500% due 02/15/24	95,000	108,656
Wrangler Buyer Corp 6.000% due 10/01/25 ~	55,000	56,925
XPO Logistics Inc 6.125% due 09/01/23 ~	25,000	26,531
Zekelman Industries Inc 9.875% due 06/15/23 ~	5,000	5,638

		2,425,177

Technology - 0.3%

Camelot Finance SA (Luxembourg) 7.875% due 10/15/24 ~	40,000	42,800
Dell International LLC 7.125% due 06/15/24 ~	155,000	169,763
Entegris Inc 4.625% due 02/10/26 ~	95,000	96,900
Exela Intermediate LLC 10.000% due 07/15/23 ~	50,000	48,875
First Data Corp 5.000% due 01/15/24 ~	30,000	30,975
Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	95,000	97,612
Infor US Inc
5.750% due 08/15/20 ~	45,000	46,294
6.500% due 05/15/22	75,000	78,000
j2 Cloud Services LLC 6.000% due 07/15/25 ~	115,000	121,612
Microsemi Corp 9.125% due 04/15/23 ~	105,000	118,387
Riverbed Technology Inc 8.875% due 03/01/23 ~	200,000	189,500
Sensata Technologies UK Financing Co PLC 6.250% due 02/15/26 ~	200,000	218,500
Solera LLC 10.500% due 03/01/24 ~	65,000	73,449
SS&C Technologies Holdings Inc 5.875% due 07/15/23	105,000	111,300
West Corp 8.500% due 10/15/25 ~	65,000	64,512
Western Digital Corp
7.375% due 04/01/23 ~	175,000	189,219
10.500% due 04/01/24	175,000	203,219

		1,900,917

Utilities - 0.1%

AES Corp
5.125% due 09/01/27	5,000	5,263
5.500% due 03/15/24	10,000	10,450
5.500% due 04/15/25	205,000	216,275
6.000% due 05/15/26	25,000	27,125
AmeriGas Partners LP
5.500% due 05/20/25	35,000	35,525
5.750% due 05/20/27	15,000	15,225
Calpine Corp
5.250% due 06/01/26 ~	40,000	39,350
5.750% due 01/15/25	40,000	38,150

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Dynegy Inc
7.375% due 11/01/22	$45,000	$47,588
7.625% due 11/01/24	75,000	80,812
8.000% due 01/15/25 ~	30,000	32,625
8.125% due 01/30/26 ~	70,000	76,737
NextEra Energy Operating Partners LP
4.250% due 09/15/24 ~	25,000	25,500
4.500% due 09/15/27 ~	40,000	39,900
NRG Energy Inc 5.750% due 01/15/28 ~	55,000	55,688
NRG Yield Operating LLC
5.000% due 09/15/26	45,000	45,900
5.375% due 08/15/24	40,000	41,600

		833,713

Total Corporate Bonds & Notes (Cost $28,271,220)		29,192,892

SENIOR LOAN NOTES - 92.0%

Basic Materials - 3.8%

Alpha 3 BV Term B1 (Netherlands) 4.693% (LIBOR + 3.000%) due 01/31/24 §	323,375	325,851
Aruba Investments Inc Term B 4.943% (LIBOR + 3.500%) due 02/02/22 §	236,838	237,800
Ashland Inc Term B 3.572% (LIBOR + 2.000%) due 05/17/24 §	472,625	475,801
Axalta Coating Systems US Holdings Inc 3.693% (LIBOR + 2.000%) due 06/01/24 §	6,223,000	6,256,237
Emerald Performance Materials LLC 5.069% (LIBOR + 3.500%) due 08/01/21 §	408,120	411,793
Expera Specialty Solutions LLC Term B 5.819% (LIBOR + 4.250%) due 11/03/23 §	641,875	646,689
Fairmount Santrol Inc Term B 7.693% (LIBOR + 6.000%) due 11/01/22 §	1,500,000	1,511,875
Ferro Corp Term B 4.069% (LIBOR + 2.500%) due 02/14/24 §	248,125	249,909
Flint Group GmbH Term C (Germany) 4.365% (LIBOR + 3.000%) due 09/07/21 §	130,387	114,524
Flint Group US LLC Term B2 4.365% (LIBOR + 3.000%) due 09/07/21 §	788,737	692,774
HB Fuller Co Term B 3.751% (LIBOR + 2.250%) due 10/20/24 §	1,695,750	1,703,757
Ineos US Finance LLC Term B 3.569% (LIBOR + 2.000%) due 03/31/24 §	2,775,000	2,782,129
Kraton Polymers LLC 4.569% (LIBOR + 3.000%) due 01/06/22 §	1,453,833	1,470,734
MacDermid Inc Term B6 4.569% (LIBOR + 3.000%) due 06/07/23 §	1,018,360	1,025,271
Minerals Technologies Inc Term B 3.789% (LIBOR + 2.250%) due 02/14/24 §	1,030,554	1,042,362
New Day Aluminum LLC 4.000% Cash and 6.000% PIK due 10/28/20 Ω ±	38,256	22,954

	Principal Amount	Value
Noranda Aluminum Acquisition Corp Term B 0.000% due 02/28/19 * § Y Ω ±	$595,531	$81,290
Orion Engineered Carbons GmbH Term B (Germany) 4.193% (LIBOR + 2.500%) due 07/25/24 §	878,008	881,849
PolyOne Corp Term B3 3.491% (LIBOR + 2.000%) due 11/11/22 §	908,965	916,350
PQ Corp 4.630% (LIBOR + 3.250%) due 11/04/22 §	1,502,173	1,516,490
Signode Industrial Group US Inc Term B 4.379% (LIBOR + 2.750%) due 05/04/21 §	705,370	708,897
Solenis International LP 4.729% (LIBOR + 3.250%) due 07/31/21 §	241,592	242,930
Tata Chemicals North American Inc Term B 4.500% (LIBOR + 2.750%) due 08/07/20 §	661,595	664,489
Tronox Blocked Borrower LLC Term B 4.693% (LIBOR + 3.000%) due 09/22/24 §	869,186	875,549
Tronox Finance LLC Term B 4.693% (LIBOR + 3.000%) due 09/22/24 §	2,005,814	2,020,499
Unifrax Corp Term B 5.193% (LIBOR + 3.500%) due 04/04/24 §	348,252	351,517
Venator Materials Corp Term B 4.380% (LIBOR + 3.000%) due 08/08/24 §	324,188	326,518
Versum Materials Inc 3.693% (LIBOR + 2.500%) due 09/29/23 §	370,313	372,801

		27,929,639

Communications - 15.9%

ALM Media Holdings Inc 6.193% (LIBOR + 4.500%) due 07/31/20 § ±	344,531	301,465
Ancestry.com Operations Inc 4.660% (LIBOR + 3.250%) due 10/19/23 §	2,006,420	2,020,215
Answers Finance LLC (2nd Lien) 9.000% (LIBOR + 7.900%) due 09/15/21 §	247,411	242,463
Atlantic Broadband Finance LLC Term B 3.850% (LIBOR + 2.500%) due 11/30/19 §	822,563	823,592
Campaign Monitor Finance Pty Ltd (Australia) 6.943% (LIBOR + 5.250%) due 03/18/21 § Ω ±	564,487	550,093
CBS Radio Inc Term B 4.172% (LIBOR + 2.750%) due 11/17/24 §	2,506,548	2,523,781
CenturyLink Inc Term B 4.319% (LIBOR + 2.750%) due 01/31/25 §	4,325,000	4,180,575
Charter Communications Operating LLC Term B due 04/30/25 µ	3,000,000	3,005,625
Colorado Buyer Inc Term B 4.380% (LIBOR + 3.000%) due 05/01/24 §	1,492,500	1,504,067
CommScope Inc Term B5 3.383% (LIBOR + 2.000%) due 12/29/22 §	6,243,990	6,288,216

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Consolidated Communications Inc Term B 4.570% (LIBOR + 3.000%) due 10/04/23 §	$620,981	$612,676
CPI International Inc 5.069% (LIBOR + 3.500%) due 07/26/24 §	548,625	552,968
CSC Holdings LLC 3.741% (LIBOR + 2.250%) due 07/17/25 §	5,686,270	5,670,632
Cumulus Media Holdings Inc 4.820% (LIBOR + 3.250%) due 12/23/20 § ±	2,232,217	1,928,078
Digicel International Finance Ltd Term B (Bermuda) 5.310% (LIBOR + 3.750%) due 05/28/24 §	1,770,563	1,780,079
EIG Investors Corp 5.462% (LIBOR + 4.000%) due 02/09/23 §	3,295,384	3,321,747
Entravision Communications Corp Term B 4.319% (LIBOR + 2.750%) due 11/29/24 §	897,750	901,678
Extreme Reach Inc 7.950% (LIBOR + 6.250%) due 02/07/20 §	434,688	434,688
Frontier Communications Corp Term B1 5.320% (LIBOR + 3.750%) due 06/15/24 §	1,567,125	1,515,606
Getty Images Inc Term B 5.193% (LIBOR + 3.500%) due 10/18/19 §	2,438,734	2,217,419
Global Eagle Entertainment Inc 8.956% (LIBOR + 7.500%) due 01/06/23 §	711,406	709,924
Go Daddy Operating Co LLC 3.819% (LIBOR + 2.250%) due 02/15/24 §	3,329,654	3,343,065
Go Wireless Inc Term B due 12/20/24 µ	625,000	620,312
Gray Television Inc Term B 3.611% (LIBOR + 2.250%) due 02/07/24 §	198,000	199,450
Hubbard Radio LLC Term B 4.820% (LIBOR + 3.250%) due 05/27/22 §	437,500	438,776
iHeartCommunications Inc
Term D
8.443% (LIBOR + 6.750%) due 01/30/19 §	1,102,586	831,993
Term E
9.193% (LIBOR + 7.500%) due 07/30/19 §	354,610	266,696
Infoblox Inc 6.569% (LIBOR + 5.000%) due 11/07/23 §	1,840,750	1,853,405
Intelsat Jackson Holdings SA
Term B2
4.212% (LIBOR + 2.750%) due 06/30/19 §	3,303,118	3,317,569
Term B4
due 01/14/24 µ	1,300,000	1,319,500
ION Trading Technologies SARL Term B (Luxembourg) 4.319% (LIBOR + 2.750%) due 11/30/24 §	1,950,000	1,952,437
IPC Corp Term B 5.890% (LIBOR + 4.500%) due 08/06/21 §	1,337,188	1,313,787
JD Power & Associates 5.943% (LIBOR + 4.250%) due 09/07/23 §	693,116	695,715

	Principal Amount	Value
Level 3 Financing Inc Term B 3.696% (LIBOR + 2.250%) due 02/22/24 §	$2,196,000	$2,198,745
Match Group Inc Term B 3.854% (LIBOR + 2.500%) due 11/16/22 §	426,563	430,028
Mediacom Illinois LLC Term K 3.740% (LIBOR + 2.250%) due 02/15/24 §	412,322	414,126
Mission Broadcasting Inc Term B2 3.861% (LIBOR + 2.500%) due 01/17/24 §	186,722	187,539
Nexstar Broadcasting Inc Term B2 3.861% (LIBOR + 2.500%) due 01/17/24 §	1,479,083	1,485,554
Nielsen Finance LLC Term B4 3.432% (LIBOR + 2.000%) due 10/04/23 §	4,975,000	5,004,019
Numericable Group SA
Term B11
4.130% (LIBOR + 2.750%) due 07/31/25 §	1,144,250	1,097,050
Term B12
4.349% (LIBOR + 3.000%) due 01/31/26 §	500,000	483,541
Onvoy LLC Term B 6.193% (LIBOR + 4.500%) due 02/10/24 § ±	1,786,500	1,545,322
ProQuest LLC Term B 5.319% (LIBOR + 3.750%) due 10/24/21 §	953,463	967,765
Radiate Holdco LLC
4.569% (LIBOR + 3.000%) due 02/01/24 §	446,625	443,834
Term B
due 02/01/24 µ	1,025,000	1,017,496
Raycom TV Broadcasting LLC Term B 4.319% (LIBOR + 2.750%) due 08/23/24 §	897,750	906,727
Red Ventures LLC 5.569% (LIBOR + 4.000%) due 11/08/24 §	1,022,438	1,023,588
SBA Senior Finance II LLC Term B1 3.820% (LIBOR + 2.250%) due 03/24/21 §	1,423,375	1,430,048
Sinclair Television Group Inc
Term B
due 05/10/24 µ	2,500,000	2,500,765
Term B2
3.820% (LIBOR + 2.250%) due 01/03/24 §	1,660,725	1,663,208
Sprint Communications Inc Term B 4.125% (LIBOR + 2.500%) due 02/02/24 §	2,133,875	2,135,431
SurveyMonkey Inc 6.200% (LIBOR + 4.500%) due 04/13/24 §	1,019,875	1,027,524
Switch Ltd Term B 3.814% (LIBOR + 2.250%) due 06/27/24 §	223,875	224,856
Telenet International Finance SARL Term AL (Luxembourg) 3.918% (LIBOR + 2.500%) due 03/02/26 §	1,450,000	1,456,344
Telesat Canada Term B4 (Canada) 4.700% (LIBOR + 3.000%) due 11/17/23 §	5,989,395	6,027,763
The E.W. Scripps Co Term B 3.819% (LIBOR + 2.250%) due 10/02/24 §	324,188	326,011

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Tibco Software Inc Term B 5.070% (LIBOR + 3.500%) due 12/04/20 §	$472,613	$474,503
Uber Technologies Term B 5.552% (LIBOR + 4.000%) due 07/13/23 §	4,554,906	4,589,637
Unitymedia Hessen GmbH & Co KG Term D (Germany) due 01/15/26 µ	800,000	799,666
Univision Communications Inc Term C5 4.319% (LIBOR + 2.750%) due 03/15/24 § µ	4,655,058	4,646,619
UPC Financing Partnership Term AR 3.977% (LIBOR + 2.500%) due 01/15/26 §	1,500,000	1,501,078
Vestcom Parent Holdings Inc 5.569% (LIBOR + 4.000%) due 12/19/23 §	1,763,225	1,776,449
Virgin Media Bristol LLC 3.977% (LIBOR + 2.500%) due 01/15/26 §	4,500,000	4,505,625
Vivid Seats Ltd 5.489% (LIBOR + 4.000%) due 06/30/24 §	870,625	870,625
West Corp 5.350% (LIBOR + 4.000%) due 10/10/24 §	925,000	929,561
Ziggo Secured Finance Partnership Term E 3.977% (LIBOR + 2.500%) due 04/15/25 §	5,150,000	5,116,432

		116,445,771

Consumer, Cyclical - 12.3%

Agro Merchants NAI Holdings LLC Term B 5.319% (LIBOR + 3.750%) due 11/16/24 §	325,000	328,250
Amaya Holdings BV Term B (Netherlands) 5.193% (LIBOR + 3.500%) due 08/01/21 §	2,332,396	2,348,287
AMC Entertainment Inc
3.727% (LIBOR + 2.250%) due 12/15/22 §	1,813,000	1,822,874
Term B
3.727% (LIBOR + 2.250%) due 12/15/23 §	322,563	323,369
American Axle & Manufacturing Inc Term B 3.713% (LIBOR + 2.250%) due 04/06/24 §	1,896,125	1,902,761
American Builders & Contractors Supply Co Inc Term B 4.069% (LIBOR + 2.500%) due 10/31/23 §	1,588,000	1,597,015
Aramark Services Inc Term B1 3.569% (LIBOR + 2.000%) due 03/11/25 §	775,000	780,328
Aristocrat Leisure Ltd (Australia) 3.357% (LIBOR + 2.000%) due 09/19/24 § µ	1,025,000	1,029,004
Ascena Retail Group Inc Term B 6.125% (LIBOR + 4.500%) due 08/21/22 §	1,277,699	1,065,281
Bass Pro Group LLC Term B 6.569% (LIBOR + 5.000%) due 09/25/24 §	798,000	795,631
Beacon Roofing Supply Inc Term B due 08/23/24 µ	500,000	502,098
BJ’s Wholesale Club Inc 4.953% (LIBOR + 3.500%) due 02/03/24 §	597,000	588,215

	Principal Amount	Value
Bombardier Recreational Products Inc Term B (Canada) 3.930% (LIBOR + 2.500%) due 06/30/23 §	$2,747,250	$2,766,137
Boyd Gaming Corp Term B3 3.975% (LIBOR + 2.500%) due 09/15/23 §	2,167,868	2,182,603
CDS US Intermediate Holdings Inc 5.443% (LIBOR + 3.750%) due 07/08/22 §	1,105,364	1,099,492
CityCenter Holdings LLC Term B 4.069% (LIBOR + 2.500%) due 04/18/24 §	6,691,375	6,730,058
ClubCorp Club Operations Inc Term B 4.943% (LIBOR + 3.250%) due 09/18/24 §	1,468,902	1,476,771
CS Intermediate Holdco 2 LLC Term B 3.943% (LIBOR + 2.250%) due 11/02/23 §	260,370	262,095
Cyan Blue Holdco 3 Ltd Term B (United Kingdom) 5.193% (LIBOR + 3.500%) due 07/26/24 §	248,750	251,160
Delachaux SA Term B2 (France) 5.193% (LIBOR + 3.500%) due 10/28/21 §	339,801	341,500
David’s Bridal Inc Term B 5.700% (LIBOR + 4.000%) due 10/11/19 §	1,207,730	1,057,972
Delta 2 SARL Term B3 (Luxembourg) 4.569% (LIBOR + 3.000%) due 02/01/24 §	2,975,000	2,995,763
Dragon Merger Sub LLC 5.693% (LIBOR + 4.000%) due 07/24/24 §	723,188	731,323
Eldorado Resorts LLC Term B 3.769% (LIBOR + 2.250%) due 04/17/24 §	1,814,526	1,818,496
Evergreen Acqco 1 LP 5.113% (LIBOR + 3.750%) due 07/09/19 §	2,003,079	1,890,406
FCA US LLC Term B 3.510% (LIBOR + 2.000%) due 12/31/18 §	992,984	996,335
Federal-Mogul Holdings Corp Term C 5.252% (LIBOR + 3.750%) due 04/15/21 §	4,088,906	4,124,259
Four Seasons Hotels Ltd (Canada) 4.069% (LIBOR + 2.500%) due 11/30/23 §	569,250	573,282
Gateway Casinos & Entertainment Ltd Term B1 (Canada) 5.443% (LIBOR + 3.750%) due 02/22/23 §	248,750	251,471
Golden Nugget Inc 4.770% (LIBOR + 3.250%) due 10/04/23 §	2,019,039	2,036,526
Harbor Freight Tools USA Inc Term B 4.819% (LIBOR + 3.250%) due 08/18/23 §	1,004,100	1,012,024
Hayward Industries Inc 5.069% (LIBOR + 3.500%) due 08/05/24 §	374,063	375,699
Horizon Global Corp Term B 6.069% (LIBOR + 4.500%) due 06/30/21 §	933,424	941,592
J. Crew Group Inc Term B 4.617% (LIBOR + 3.000%) due 03/05/21 § Ω ±	2,362,269	1,265,704

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Kasima LLC Term B 4.167% (LIBOR + 2.500%) due 05/17/21 §	$222,243	$224,650
La Quinta Intermediate Holdings LLC Term B 4.109% (LIBOR + 2.750%) due 04/14/21 §	772,502	777,330
Libbey Glass Inc Term B 4.432% (LIBOR + 3.000%) due 04/09/21 §	1,238,659	1,194,532
Neiman Marcus Group Ltd LLC 4.642% (LIBOR + 3.250%) due 10/25/20 §	1,053,395	862,730
New Red Finance Term B3 (Canada) 3.868% (LIBOR + 2.250%) due 02/16/24 §	5,970,374	5,976,906
NPC International Inc 5.052% (LIBOR + 3.500%) due 04/19/24 §	2,835,750	2,864,107
Party City Holdings Inc 4.456% (LIBOR + 3.000%) due 08/19/22 §	2,124,119	2,134,593
PetSmart Inc Term B2 4.570% (LIBOR + 3.000%) due 03/11/22 §	2,258,304	1,820,053
Pier 1 Imports Inc Term B 5.193% (LIBOR + 3.500%) due 04/30/21 §	410,125	389,619
Pizza Hut Holdings LLC Term B 3.491% (LIBOR + 2.000%) due 06/16/23 §	617,211	621,583
Playa Resorts Holding BV Term B (Netherlands) 4.620% (LIBOR + 3.250%) due 04/05/24 §	2,935,998	2,954,348
Rite Aid Corp (2nd Lien) 6.240% (LIBOR + 4.750%) due 08/21/20 §	525,000	527,297
Sabre GLBL Inc Term B 3.819% (LIBOR + 2.250%) due 02/22/24 §	6,052,246	6,088,656
Sage Automotive Interiors Inc 6.569% (LIBOR + 5.000%) due 10/27/22 §	445,500	448,284
Seminole Hard Rock Entertainment Inc Term B 4.443% (LIBOR + 2.750%) due 05/14/20 §	214,875	216,487
Serta Simmons Bedding LLC 4.849% (LIBOR + 3.500%) due 11/08/23 §	4,393,429	4,041,955
Sesac Holdco II LLC 4.803% (LIBOR + 3.250%) due 02/23/24 §	347,375	344,770
SRAM LLC 4.686% (LIBOR + 3.250%) due 03/15/24 §	1,610,221	1,624,310
Steinway Musical Instruments Inc 5.130% (LIBOR + 3.750%) due 09/19/19 §	928,867	923,062
The Men’s Wearhouse Inc Term B 4.887% (LIBOR + 3.500%) due 06/18/21 §	664,041	663,622
TI Group Automotive Systems LLC 4.319% (LIBOR + 2.750%) due 06/30/22 §	837,732	843,754
Travel Leaders Group LLC 5.919% (LIBOR + 4.500%) due 01/25/24 §	1,786,523	1,815,553
Tropicana Entertainment Inc 4.569% (LIBOR + 3.000%) due 11/27/20 §	138,000	139,121

	Principal Amount	Value
Univar Inc Term B 4.069% (LIBOR + 2.500%) due 07/01/24 §	$1,985,000	$1,994,925
Visteon Corp 3.413% (LIBOR + 2.000%) due 03/24/24 §	495,833	499,785
WMG Acquisition Corp Term E 3.642% (LIBOR + 2.250%) due 11/01/23 §	2,000,000	2,004,722

		90,260,535

Consumer, Non-Cyclical - 21.3%

Acadia Healthcare Co Inc Term B2 4.142% (LIBOR + 2.750%) due 02/16/23 §	5,860,269	5,899,339
ADMI Corp Term B 5.195% (LIBOR + 3.750%) due 04/30/22 §	975,000	985,359
Akorn Inc Term B 5.875% (LIBOR + 4.250%) due 04/16/21 §	696,598	700,081
Albany Molecular Research Inc 4.819% (LIBOR + 3.250%) due 08/30/24 §	673,313	666,579
Albertsons LLC
Term B4
4.319% (LIBOR + 2.750%) due 08/25/21 §	3,242,577	3,182,995
Term B6
4.462% (LIBOR + 3.000%) due 06/22/23 §	1,474,072	1,446,249
Alkermes Inc Term B 4.280% (LIBOR + 2.750%) due 09/25/21 §	403,697	406,724
Alliance Healthcare Services Inc Term B 5.880% (LIBOR + 4.500%) due 10/24/23 §	675,000	676,266
Alphabet Holding Co Inc 5.069% (LIBOR + 3.500%) due 09/26/24 §	2,019,938	1,964,389
American Seafoods Group LLC 4.793% (LIBOR + 3.250%) due 08/21/23 §	275,000	278,438
Amneal Pharmaceuticals LLC 5.193% (LIBOR + 3.500%) due 11/01/19 §	2,562,317	2,577,798
Aquilex Holdings LLC 5.710% (LIBOR + 4.250%) due 10/03/24 §	600,000	600,000
Arbor Pharmaceuticals Inc Term B 6.693% (LIBOR + 5.000%) due 07/05/23 §	1,973,981	1,994,955
Ardent Legacy Acquisitions Inc Term B 7.069% (LIBOR + 5.500%) due 08/04/21 §	1,395,625	1,395,625
Argon Medical Devices Inc due 10/11/24 µ	300,000	302,438
Auris Luxembourg III SARL Term B7 (Luxembourg) 4.693% (LIBOR + 3.000%) due 01/17/22 §	607,852	613,930
Avantor Inc 5.511% (LIBOR + 4.000%) due 11/21/24 §	1,050,000	1,056,094
Avatar Purchaser Inc 5.241% (LIBOR + 3.750%) due 09/06/24 §	1,100,000	1,108,250
Belron SA Term B (Luxembourg) 3.892% (LIBOR + 2.500%) due 11/07/24 §	450,000	454,922

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
BioClinica Inc 5.625% (LIBOR + 4.250%) due 10/20/23 §	$1,532,329	$1,501,682
Blue Buffalo Co Ltd Term B 3.569% (LIBOR + 2.000%) due 05/27/24 §	845,750	852,622
Bright Horizons Family Solutions Inc Term B 3.569% (LIBOR + 2.000%) due 11/07/23 §	1,342,362	1,344,459
Camelot UK Holdco Ltd (United Kingdom) 4.819% (LIBOR + 3.250%) due 10/03/23 §	1,761,849	1,773,961
Carestream Dental Equiment Inc 4.943% (LIBOR + 3.250%) due 09/01/24 §	324,188	324,492
Cast & Crew Payroll LLC Term B 4.700% (LIBOR + 3.000%) due 09/27/24 §	1,740,628	1,756,947
Change Healthcare Holdings Inc Term B 4.319% (LIBOR + 2.750%) due 03/01/24 §	4,838,438	4,851,666
CHG Healthcare Services Inc Term B 4.476% (LIBOR + 3.000%) due 06/07/23 §	5,161,726	5,202,049
Coinamatic Canada Inc (Canada) 4.819% (LIBOR + 3.250%) due 05/14/22 §	246,294	246,679
Community Health Systems Inc
Term G
4.229% (LIBOR + 2.750%) due 12/31/19 §	980,000	951,349
Term H
4.479% (LIBOR + 3.000%) due 01/27/21 §	3,378,080	3,226,769
Concentra Inc 4.491% (LIBOR + 3.000%) due 06/01/22 §	429,010	433,295
Convatec Inc Term B 3.943% (LIBOR + 2.250%) due 10/31/23 §	371,250	373,338
CPI Holdco LLC 5.193% (LIBOR + 3.500%) due 03/21/24 §	421,813	424,977
Crossmark Holdings Inc 5.193% (LIBOR + 3.500%) due 12/20/19 §	358,040	171,412
CryoLife Inc Term B 5.361% (LIBOR + 4.000%) due 11/14/24 §	425,000	425,531
Davis Vision Inc Term B 4.490% (LIBOR + 3.000%) due 11/01/24 §	400,000	404,000
Del Monte Foods Inc 4.701% (LIBOR + 3.250%) due 02/18/21 §	1,037,106	834,870
Diplomat Pharmacy Inc Term B 8.000% (US Prime + 3.500%) due 12/12/24 §	500,000	505,313
DJO Finance LLC 4.701% (LIBOR + 3.250%) due 06/08/20 §	1,710,625	1,690,953
Dole Food Co Inc Term B 4.240% (LIBOR + 2.750%) due 04/06/24 §	1,061,563	1,065,461
Electro Rent Corp 6.624% (LIBOR + 5.000%) due 01/19/24 §	1,826,724	1,851,841

	Principal Amount	Value
Element Materials Technology Group US Holdings Inc Term B 5.193% (LIBOR + 3.500%) due 06/28/24 §	$325,000	$327,167
Endo Luxembourg Finance Co I SARL Term B (Luxembourg) 5.875% (LIBOR + 4.250%) due 04/29/24 §	2,910,375	2,932,462
Envision Healthcare Corp Term B 4.570% (LIBOR + 3.000%) due 12/01/23 §	4,655,171	4,672,628
Equian LLC Term B 5.229% (LIBOR + 3.750%) due 05/20/24 §	248,750	251,548
Flavors Holdings Inc 7.443% (LIBOR + 5.750%) due 04/03/20 §	565,313	517,261
Galleria Co Term B 4.375% (LIBOR + 3.000%) due 09/29/23 §	1,396,500	1,404,339
Garda World Security Corp (Canada) 4.973% (LIBOR + 3.500%) due 05/24/24 §	1,193,053	1,200,510
Genoa a QoL Healthcare Co LLC 4.819% (LIBOR + 3.250%) due 10/28/23 §	370,327	372,950
GHX Ultimate Parent Corp 4.693% (LIBOR + 3.000%) due 06/28/24 §	547,250	549,644
Global Payments Inc Term B2 3.569% (LIBOR + 2.000%) due 04/21/23 §	294,724	296,934
Greatbatch Ltd Term B 4.660% (LIBOR + 3.250%) due 10/27/22 §	4,216,071	4,254,277
Grifols Worldwide Operations USA Inc 3.739% (LIBOR + 2.250%) due 01/31/25 §	2,084,250	2,091,524
HLF Financing SARL Term B 7.069% (LIBOR + 5.500%) due 02/15/23 §	1,698,750	1,699,812
Horizon Pharma Inc 4.750% (LIBOR + 3.250%) due 03/29/24 §	2,181,413	2,193,230
IAP Worldwide Services Inc
1.394% (LIBOR + 0.750%) due 07/18/18 § Ω ±	67,948	67,914
(2nd Lien)
8.193% (LIBOR + 6.500%) due 07/18/19 § Ω ±	907,288	736,083
INC Research LLC Term B 3.819% (LIBOR + 2.250%) due 08/01/24 §	387,500	388,614
Indivior Finance SARL Term B (Luxembourg) 6.110% (LIBOR + 4.500%) due 12/06/24 §	725,000	728,625
Jacobs Douwe Egberts International BV Term B5 (Netherlands) 3.688% (LIBOR + 2.250%) due 07/02/22 §	1,438,027	1,444,768
Jaguar Holding Co II 4.384% (LIBOR + 2.750%) due 08/18/22 §	4,089,407	4,101,933
JBS USA LLC Term B 4.100% (LIBOR + 2.500%) due 10/30/22 §	3,076,750	3,025,214
KAR Auction Services Inc Term B4 4.000% (LIBOR + 2.250%) due 03/11/21 §	1,561,797	1,571,233

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
KIK Custom Products Inc Term B 6.175% (LIBOR + 4.500%) due 08/26/22 §	$2,159,890	$2,179,689
Kindred Healthcare Inc 4.875% (LIBOR + 3.500%) due 04/09/21 §	3,088,047	3,109,277
Kinetic Concepts Inc Term B 4.943% (LIBOR + 3.250%) due 02/02/24 §	1,641,750	1,637,030
KUEHG Corp 5.443% (LIBOR + 3.750%) due 08/13/22 §	2,168,891	2,179,736
LegalZoom.com Inc 5.941% (LIBOR + 4.500%) due 11/21/24 §	625,000	623,438
Live Nation Entertainment Inc Term B3 3.875% (LIBOR + 2.250%) due 10/31/23 §	1,959,396	1,971,948
LSC Communications Inc Term B 7.069% (LIBOR + 5.500%) due 09/30/22 §	625,000	627,734
Mallinckrodt International Finance SA Term B (Luxembourg) 4.443% (LIBOR + 2.750%) due 09/24/24 §	2,996,606	2,997,439
Medical Depot Holdings Inc 7.193% (LIBOR + 5.500%) due 01/03/23 §	438,750	406,107
MMM Holdings Inc 10.324% (LIBOR + 8.750%) due 06/30/19 §	470,421	461,013
Monitronics International Inc Term B2 7.193% (LIBOR + 5.500%) due 09/30/22 §	2,843,925	2,826,150
MPH Acquisition Holdings LLC Term B 4.693% (LIBOR + 3.000%) due 06/07/23 §	3,458,086	3,469,162
MSO of Puerto Rico Inc 10.324% (LIBOR + 8.750%) due 06/30/19 §	341,994	335,154
New Millennium HoldCo Inc 8.069% (LIBOR + 6.500%) due 12/21/20 §	379,351	151,740
Nomad Foods Europe Midco Ltd Term B2 (United Kingdom) 4.227% (LIBOR + 2.750%) due 05/15/24 §	3,175,000	3,181,604
Opal Acquisition Inc Term B 5.533% (LIBOR + 4.000%) due 11/27/20 §	1,575,244	1,482,041
Ortho-Clinical Diagnostics SA Term B 5.443% (LIBOR + 3.750%) due 06/30/21 §	2,905,696	2,916,366
Parexel International Corp Term B 4.569% (LIBOR + 3.000%) due 09/27/24 §	2,219,438	2,232,383
PharMerica Corp 4.903% (LIBOR + 3.500%) due 12/06/24 §	675,000	679,134
Pinnacle Foods Finance LLC Term B 3.372% (LIBOR + 2.000%) due 02/02/24 §	495,000	498,527
Post Holdings Inc Series A 3.820% (LIBOR + 2.250%) due 05/24/24 §	1,019,875	1,024,549
Prestige Brands Inc Term B5 4.319% (LIBOR + 2.750%) due 01/26/24 §	2,222,731	2,239,599
Prime Security Services Borrower LLC 4.319% (LIBOR + 2.750%) due 05/02/22 §	1,312,660	1,323,560

	Principal Amount	Value
RadNet Inc 5.110% (LIBOR + 3.750%) due 06/30/23 §	$965,503	$972,745
Refresco Group BV Term B (Netherlands) due 09/26/24 µ	300,000	301,688
Rent-A-Center Inc Term B 4.570% (LIBOR + 3.000%) due 03/19/21 §	91,729	91,326
Sedgwick Claims Management Services Inc due 02/26/21 µ	925,000	926,388
Select Medical Corp Term B 4.851% (LIBOR + 3.500%) due 03/01/21 §	3,994,813	4,043,501
ServiceMaster Co Term B 4.069% (LIBOR + 2.500%) due 11/08/23 §	1,881,000	1,891,180
SGS Cayman LP Term B (Cayman) 7.068% (LIBOR + 5.375%) due 04/23/21 §	164,418	158,458
Spectrum Brands Inc Term B 3.490% (LIBOR + 2.000%) due 06/23/22 §	1,665,568	1,676,735
Supervalu Inc
5.069% (LIBOR + 3.500%) due 06/08/24 §	195,398	189,976
Term B
5.069% (LIBOR + 3.500%) due 06/08/24 §	325,664	316,627
Surgery Center Holdings Inc 4.820% (LIBOR + 3.250%) due 09/02/24 §	847,875	839,750
Sutherland Global Services Inc Term B 7.068% (LIBOR + 5.375%) due 04/23/21 §	706,332	680,727
Syniverse Holdings Inc 4.569% (LIBOR + 3.000%) due 04/23/19 §	2,107,838	2,075,342
Team Health Holdings Inc 4.319% (LIBOR + 2.750%) due 02/06/24 §	1,265,438	1,235,383
The Hertz Corp Term B 4.320% (LIBOR + 2.750%) due 06/30/23 §	638,625	638,093
Trans Union LLC Term B3 3.569% (LIBOR + 2.000%) due 04/10/23 §	1,346,625	1,353,610
US Anesthesia Partners Inc 4.819% (LIBOR + 3.250%) due 06/23/24 §	1,020,374	1,024,200
US Foods Inc Term B 4.069% (LIBOR + 2.500%) due 06/27/23 §	992,443	1,000,196
Valeant Pharmaceuticals International Inc Series F4 Term B (Canada) 4.940% (LIBOR + 3.500%) due 04/01/22 §	5,269,303	5,353,986
WASH Multifamily Laundry Systems LLC 4.819% (LIBOR + 3.250%) due 05/14/22 §	1,505,380	1,507,731

		156,183,789

Diversified - 0.7%

Emerald Expositions Holding Inc Term B 4.425% (LIBOR + 2.750%) due 05/22/24 §	970,125	976,997
Stena International SARL Term B (Luxembourg) 4.700% (LIBOR + 3.000%) due 03/03/21 §	1,227,188	1,144,352
Travelport Finance SARL (Luxembourg) 4.166% (LIBOR + 2.750%) due 09/02/21 §	2,799,362	2,803,566

		4,924,915

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Energy - 2.9%

Apro LLC Term B 5.350% (LIBOR + 4.000%) due 08/08/24 §	$220,313	$221,414
BCP Raptor LLC Term B 5.729% (LIBOR + 4.250%) due 06/24/24 §	597,000	600,855
Charah LLC 7.712% (LIBOR + 6.250%) due 10/25/24 §	550,000	555,500
CITGO Holding Inc Term B 9.835% (LIBOR + 8.500%) due 05/12/18 §	520,630	524,372
Citgo Petroleum Corp Term B 4.835% (LIBOR + 3.500%) due 07/29/21 §	4,964,207	4,908,360
Crestwood Holdings LLC Term B1 9.436% (LIBOR + 8.000%) due 06/19/19 §	443,204	445,420
Fieldwood Energy LLC
4.568% (LIBOR + 2.875%) due 09/28/18 §	2,744,795	2,669,313
8.693% (LIBOR + 7.000%) due 08/31/20 §	175,000	159,906
(2nd Lien)
8.458% (LIBOR + 7.125%) due 09/30/20 § ±	231,288	163,058
8.458% (LIBOR + 7.125%) due 09/30/20 §	318,712	117,924
Granite Acquisition Inc
Term B
4.835% (LIBOR + 3.500%) due 12/19/21 §	2,051,028	2,071,171
Term C
5.193% (LIBOR + 3.500%) due 12/19/21 §	92,720	93,631
Green Plains Renewable Energy Inc Term B 7.070% (LIBOR + 5.500%) due 08/18/23 §	847,875	856,354
Medallion Midland Acquisition LLC 4.819% (LIBOR + 3.250%) due 10/30/24 §	525,000	526,312
MEG Energy Corp Term B (Canada) 5.200% (LIBOR + 3.500%) due 12/31/23 §	2,405,263	2,411,464
Murray Energy Corp Term B2 8.943% (LIBOR + 7.250%) due 04/16/20 §	1,518,160	1,347,051
Oxbow Carbon LLC
due 12/14/22 µ	550,000	554,469
Term B
7.000% (LIBOR + 2.500%) due 01/19/20 §	409,063	409,574
Paragon Offshore Finance Co (Cayman) Term B 0.000% due 07/18/21 § Ω ±	5,857	-
2.354% (LIBOR + 1.000%) Cash or 5.000% PIK due 07/18/22 §	45,007	38,143
Seadrill Partners Finco LLC Term B 4.693% (LIBOR + 3.000%) due 02/21/21 §	949,454	756,850
Sheridan Production Partners I LLC
Term B2 I-A
5.010% (LIBOR + 3.500%) due 10/01/19 §	163,903	138,088
Term B2 I-M
5.010% (LIBOR + 3.500%) due 10/01/19 §	100,113	84,345
Sonneborn LLC 5.319% (LIBOR + 3.750%) due 12/10/20 §	291,632	291,268

	Principal Amount	Value
Sonneborn Refined Products BV (Netherlands) 5.319% (LIBOR + 3.750%) due 12/10/20 §	$51,465	$51,400
Thermon Industries Inc Term B 5.125% (LIBOR + 3.750%) due 10/24/24 §	325,000	327,844
Ultra Resources Inc 4.413% (LIBOR + 3.000%) due 04/12/24 §	900,000	900,844

		21,224,930

Financial - 13.2%

AlixPartners LLP Term B 4.443% (LIBOR + 2.750%) due 04/04/24 §	1,191,000	1,198,940
Alliant Holdings I Inc Term B 4.802% (LIBOR + 3.250%) due 08/12/22 §	1,759,048	1,770,247
Americold Realty Operating Partnership LP REIT Term B 5.319% (LIBOR + 3.750%) due 12/01/22 §	263,832	266,800
AmWINS Group Inc Term B 4.279% (LIBOR + 2.750%) due 01/25/24 §	1,336,500	1,343,078
Aretec Group Inc
(2nd Lien)
2.000% PIK due 05/23/21	2,390,935	2,393,923
Term B1
5.819% (LIBOR + 4.250%) due 11/23/20 §	1,473,854	1,481,224
Armor Holding II LLC 6.200% (LIBOR + 4.500%) due 06/26/20 §	513,795	516,764
Asurion LLC
(2nd Lien)
7.569% (LIBOR + 6.000%) due 08/04/25 §	1,350,000	1,389,937
Term B4
4.319% (LIBOR + 2.750%) due 08/04/22 §	2,929,002	2,947,568
Term B5
4.569% (LIBOR + 3.000%) due 11/03/23 §	2,038,954	2,050,788
Bronco Midstream Funding LLC Term B 5.436% (LIBOR + 4.000%) due 08/15/20 §	987,726	1,001,307
Citco Funding LLC 4.569% (LIBOR + 3.000%) due 03/31/22 §	3,188,590	3,225,457
Clipper Acquisitions Corp Term B1 due 12/26/24 µ	1,000,000	1,003,758
Corporate Capital Trust Inc Term B 5.000% (LIBOR + 3.250%) due 05/20/19 §	818,125	820,661
Cunningham Lindsey US Inc 5.443% (LIBOR + 3.750%) due 12/10/19 §	884,348	883,243
Delos Finance SARL Term B (Luxembourg) 3.693% (LIBOR + 2.000%) due 10/06/23 §	2,000,000	2,018,572
DTZ US Borrower LLC 4.708% (LIBOR + 3.250%) due 11/04/21 §	5,388,597	5,325,572
ESH Hospitality Inc REIT Term B 3.819% (LIBOR + 2.250%) due 08/30/23 §	5,767,311	5,790,738

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
FinCo I LLC Term B 2.750% (LIBOR + 2.750%) due 06/14/22 §	$975,000	$987,797
Flying Fortress Inc 3.693% (LIBOR + 2.000%) due 10/30/22 §	2,513,333	2,530,612
Focus Financial Partners LLC 4.943% (LIBOR + 3.250%) due 07/03/24 §	1,795,500	1,812,333
Freedom Mortgage Corp 6.956% (LIBOR + 5.500%) due 02/23/22 §	2,824,488	2,868,621
Greenhill & Co Inc 5.187% (LIBOR + 3.750%) due 10/12/22 §	875,000	880,469
GreenSky Holdings LLC 5.625% (LIBOR + 4.000%) due 08/26/24 §	1,371,563	1,380,135
GTCR Valor Cos Inc Term B1 5.943% (LIBOR + 4.250%) due 06/16/23 §	623,438	631,787
Guggenheim Partners LLC 4.319% (LIBOR + 2.750%) due 07/21/23 §	2,472,717	2,473,748
Harbourvest Partners LLC 3.859% (LIBOR + 2.500%) due 02/04/21 §	1,232,228	1,235,308
Henry Co LLC Term B 6.069% (LIBOR + 4.500%) due 10/05/23 §	173,250	175,055
Hub International Ltd Term B 4.413% (LIBOR + 3.000%) due 10/02/20 §	5,657,802	5,689,639
IG Investment Holdings LLC 5.193% (LIBOR + 3.500%) due 10/29/21 §	2,934,934	2,971,621
Lightstone Generation LLC
Term B
6.069% (LIBOR + 4.500%) due 01/30/24 §	890,147	895,209
Term C
6.069% (LIBOR + 4.500%) due 01/30/24 §	56,522	56,843
LPL Holdings Inc Term B 3.810% (LIBOR + 2.250%) due 09/23/24 §	1,194,880	1,199,361
LSF9 Atlantis Holdings LLC 7.361% (LIBOR + 6.000%) due 05/01/23 §	1,604,688	1,600,676
MGM Growth Properties Operating Partnership LP Term B 3.819% (LIBOR + 2.250%) due 04/25/23 §	4,363,644	4,386,243
MIP Delaware LLC Term B1 4.693% (LIBOR + 3.000%) due 03/09/20 §	121,676	122,132
NFP Corp Term B 5.069% (LIBOR + 3.500%) due 01/08/24 §	719,989	725,164
NXT Capital Inc 5.070% (LIBOR + 3.500%) due 11/22/22 §	1,609,370	1,635,523
Ocwen Financial Corp Term B 6.460% (LIBOR + 5.000%) due 12/05/20 §	222,575	223,966
PGX Holdings Inc 6.820% (LIBOR + 5.250%) due 09/29/20 §	409,553	407,505
Quality Care Properties Inc 6.819% (LIBOR + 5.250%) due 10/31/22 §	1,485,000	1,490,569

	Principal Amount	Value
RE/MAX International Inc Term B 4.443% (LIBOR + 2.750%) due 12/15/23 §	$1,752,370	$1,744,659
RHP Hotel Properties LP Term B 3.670% (LIBOR + 2.250%) due 05/11/24 §	872,375	878,373
Salient Partners LP 9.853% (LIBOR + 8.500%) due 05/19/21 §	611,625	593,276
Sheridan Investment Partners II LP
Term A
4.980% (LIBOR + 3.500%) due 12/16/20 §	75,686	66,099
Term B
4.980% (LIBOR + 3.500%) due 12/16/20 §	544,087	475,169
Term M
4.980% (LIBOR + 3.500%) due 12/16/20 §	28,227	24,651
Sheridan Production Partners I LLC Term B2 5.010% (LIBOR + 3.500%) due 10/01/19 §	1,236,928	1,042,112
The Geo Group Inc Term B 3.950% (LIBOR + 2.250%) due 03/22/24 §	1,985,000	1,991,824
TKC Holdings Inc 5.673% (LIBOR + 4.250%) due 02/01/23 §	620,313	625,934
Toys ‘R’ Us Property Co I LLC Term B 6.569% (LIBOR + 5.000%) due 08/21/19 §	2,031,094	1,838,140
UFC Holdings LLC 4.810% (LIBOR + 3.250%) due 08/18/23 §	1,262,250	1,270,237
USI Inc 4.693% (LIBOR + 3.000%) due 05/16/24 §	1,895,250	1,896,829
Vantiv LLC
Term B1
due 03/31/25 µ	225,000	226,195
Term B4
3.477% (LIBOR + 2.000%) due 08/07/24 §	825,000	830,615
VF Holding Corp 4.819% (LIBOR + 3.250%) due 06/30/23 §	2,920,568	2,944,754
VICI Properties 1 LLC Term B 3.785% (LIBOR + 2.250%) due 10/14/22 §	1,900,000	1,903,365
Virtus Investment Partners Inc 4.861% (LIBOR + 3.500%) due 06/01/24 §	324,188	328,240
Walker & Dunlop Inc Term B 4.569% (LIBOR + 3.000%) due 12/11/20 §	2,953,832	2,994,447
Walter Investment Management Corp 5.319% (LIBOR + 3.750%) due 12/18/20 §	2,343,065	2,245,437
Werner FinCo LP 5.361% (LIBOR + 4.000%) due 07/24/24 § µ	1,149,250	1,154,996

		96,884,245

Industrial - 12.2%

Accudyne Industries LLC 5.319% (LIBOR + 3.750%) due 08/02/24 §	598,500	602,895
Advanced Disposal Services Inc Term B3 3.739% (LIBOR + 2.250%) due 11/10/23 §	2,773,155	2,784,545

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Ameriforge Group Inc 9.693% (LIBOR + 8.000%) Cash and 1.000% PIK due 06/08/22 § Ω ±	$357,366	$383,203
Apex Tool Group LLC Term B 4.819% (LIBOR + 3.250%) due 01/31/20 §	2,665,072	2,662,572
Avolon SARL Term B2 (Luxembourg) 3.751% (LIBOR + 2.250%) due 04/03/22 § µ	6,030,984	5,994,075
Brand Energy & Infrastructure Services Inc 5.615% (LIBOR + 4.250%) due 06/21/24 §	746,998	750,785
Berry Plastics Group Inc Term M 3.765% (LIBOR + 2.250%) due 10/01/22 §	725,352	728,979
BWAY Holding Co Term B 4.599% (LIBOR + 3.250%) due 04/03/24 §	597,000	600,265
Clark Equipment Co Term B 4.193% (LIBOR + 2.500%) due 05/18/24 §	1,262,457	1,270,610
Clean Harbors Inc Term B 3.569% (LIBOR + 2.000%) due 06/27/24 §	248,750	250,616
Consolidated Container Co LLC 5.069% (LIBOR + 3.500%) due 05/22/24 §	648,375	652,562
Core & Main LP Term B 4.455% (LIBOR + 3.000%) due 08/01/24 §	650,000	654,875
CPG International Inc 5.593% (LIBOR + 3.750%) due 05/03/24 §	2,933,941	2,953,193
CPM Holdings Inc Term B 5.819% (LIBOR + 4.250%) due 04/11/22 §	1,214,802	1,233,783
Dayco Products LLC Term B 6.479% (LIBOR + 5.000%) due 05/19/23 §	646,750	654,026
DXP Enterprises Inc Term B 7.069% (LIBOR + 5.500%) due 08/14/23 §	423,938	428,177
Dynacast International LLC Term B 4.943% (LIBOR + 3.250%) due 01/28/22 §	882,688	888,756
Electrical Components International Inc Term B 6.443% (LIBOR + 4.750%) due 05/28/21 §	506,763	511,197
EnergySolutions LLC 6.450% (LIBOR + 4.750%) due 05/29/20 §	489,107	495,832
Engineered Machinery Holdings Inc 4.943% (LIBOR + 3.250%) due 07/19/24 §	225,000	225,421
EWT Holdings III Corp 4.693% (LIBOR + 3.000%) due 12/20/24 §	2,150,995	2,167,128
EXC Holdings III Corp 5.161% (LIBOR + 3.500%) due 12/02/24 §	400,000	403,750
Filtration Group Corp 4.380% (LIBOR + 3.000%) due 11/21/20 §	583,684	589,677
Flex Acquisition Co Inc 4.335% (LIBOR + 3.000%) due 12/29/23 §	2,935,250	2,954,819
Gardner Denver Inc Term B 4.443% (LIBOR + 2.750%) due 07/30/24 §	1,097,250	1,101,710

	Principal Amount	Value
Gates Global LLC Term B 4.693% (LIBOR + 3.000%) due 04/01/24 §	$5,276,476	$5,309,866
Gemini HDPE LLC Term B 3.890% (LIBOR + 2.500%) due 08/07/24 §	362,824	365,092
GFL Environmental Inc Term B (Canada) 4.443% (LIBOR + 2.750%) due 09/29/23 §	1,481,250	1,492,359
Global Appliance Inc Term B 5.570% (LIBOR + 4.000%) due 09/29/24 §	822,938	837,833
Global Brass & Copper Inc Term B 4.875% (LIBOR + 3.250%) due 07/18/23 §	518,438	523,622
Hanjin International Corp Term B 3.854% (LIBOR + 2.500%) due 09/20/20 §	425,000	426,859
Husky Injection Molding Systems Ltd (Canada) 4.819% (LIBOR + 3.250%) due 06/30/21 §	2,019,476	2,032,659
Kenan Advantage Group Inc
4.569% (LIBOR + 3.000%) due 07/31/22 §	322,806	323,916
Term B 4.569% (LIBOR + 3.000%) due 07/31/22 §	98,166	98,503
Milacron LLC Term B 4.319% (LIBOR + 2.750%) due 09/28/23 §	1,732,500	1,735,748
Multi Color Corp Term B 3.819% (LIBOR + 2.250%) due 10/31/24 §	275,000	277,063
Neenah Foundry Co due 12/08/22 µ	700,000	696,500
Paladin Brands Holding Inc Term B 7.193% (LIBOR + 5.500%) due 08/15/22 §	839,375	845,670
Pelican Products Inc 5.943% (LIBOR + 4.250%) due 04/11/20 §	445,910	448,418
Penn Engineering & Manufacturing Corp Term B 4.319% (LIBOR + 2.750%) due 06/27/24 §	697,747	701,236
PODS LLC Term B 4.403% (LIBOR + 3.000%) due 11/21/24 §	199,500	200,913
PPC Industries Inc 4.835% (LIBOR + 3.500%) due 05/08/24 §	1,791,000	1,793,239
Quikrete Holdings Inc 4.319% (LIBOR + 2.750%) due 11/15/23 §	5,056,752	5,073,258
Rexnord LLC Term B 3.802% (LIBOR + 2.250%) due 08/21/24 §	2,723,803	2,736,692
Reynolds Group Holdings Inc 4.319% (LIBOR + 2.750%) due 02/05/23 §	6,012,848	6,049,076
Ring Container Technologies Group LLC 4.319% (LIBOR + 2.750%) due 10/31/24 §	600,000	601,875
Robertshaw US Holding Corp 6.125% (LIBOR + 4.500%) due 08/10/24 §	374,063	377,336
SIG Combibloc US Acquisition Inc 4.569% (LIBOR + 3.000%) due 03/13/22 §	2,653,085	2,668,839

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Southwire Co 3.932% (LIBOR + 2.500%) due 02/10/21 §	$312,758	$314,615
Summit Materials Cos I LLC Term B 3.819% (LIBOR + 2.250%) due 11/11/24 §	1,300,000	1,308,937
Tecomet Inc 5.136% (LIBOR + 3.750%) due 05/01/24 §	2,910,375	2,943,117
Tekni-Plex Inc Term B1 4.673% (LIBOR + 3.250%) due 10/17/24 §	250,000	251,641
TransDigm Inc
Term F
4.362% (LIBOR + 2.750%) due 06/09/23 §	5,882,404	5,899,574
Term G
4.665% (LIBOR + 3.000%) due 08/22/24 §	1,819,233	1,830,039
Trinseo Materials Operating SCA (Luxembourg) 4.069% (LIBOR + 2.500%) due 09/06/24 §	1,710,713	1,727,553
Welbilt Inc Term B 4.319% (LIBOR + 2.750%) due 03/03/23 §	752,308	761,241
Wesco Aircraft Hardware Corp Term A 4.570% (LIBOR + 3.000%) due 10/04/21 §	960,938	935,713
WireCo WorldGroup Inc 6.979% (LIBOR + 5.500%) due 09/30/23 §	370,313	372,396
Wrangler Buyer Corp Term B 4.569% (LIBOR + 3.000%) due 09/27/24 §	450,000	453,456
Zekelman Industries Inc Term B 4.408% (LIBOR + 2.750%) due 06/14/21 §	5,237,308	5,275,279

		89,633,584

Technology - 8.2%

Almonde Inc 4.979% (LIBOR + 3.500%) due 06/13/24 §	1,620,938	1,627,358
Applied Systems Inc 4.943% (LIBOR + 3.250%) due 09/19/24 §	1,895,250	1,917,229
Aptean Inc 5.950% (LIBOR + 4.250%) due 12/20/22 §	918,063	926,478
Ascend Learning LLC Term B 4.569% (LIBOR + 3.000%) due 07/12/24 §	922,688	929,377
Avast Software BV Term B (Netherlands) 4.443% (LIBOR + 2.750%) due 09/30/23 §	1,536,939	1,549,290
Bright Bidco BV Term B (Netherlands) 6.172% (LIBOR + 4.500%) due 06/30/24 §	920,375	927,662
Cypress Intermediate Holdings III Inc 4.570% (LIBOR + 3.000%) due 04/27/24 §	796,000	798,570
Cypress Semiconductor Corp Term B 4.260% (LIBOR + 2.750%) due 07/05/21 §	632,813	638,844
DigiCert Inc Term B1 6.130% (LIBOR + 4.750%) due 10/31/24 §	800,000	811,300

	Principal Amount	Value
Donnelley Financial Solutions Inc Term B 4.552% (LIBOR + 3.000%) due 10/02/23 §	$2,096,527	$2,109,630
Entegris Inc Term B 3.819% (LIBOR + 2.250%) due 04/30/21 §	116,391	117,046
Exact Merger Sub LLC 5.943% (LIBOR + 4.250%) due 09/27/24 §	523,688	529,252
First Data Corp 3.802% (LIBOR + 2.250%) due 07/08/22 §	1,924,003	1,927,343
Harland Clarke Holdings Corp Term B7 6.443% (LIBOR + 4.750%) due 11/01/23 §	1,058,929	1,064,980
Hyland Software Inc 4.819% (LIBOR + 3.250%) due 07/01/22 §	2,865,060	2,887,442
Infor US Inc Term B6 4.443% (LIBOR + 2.750%) due 02/01/22 §	3,406,741	3,419,516
Informatica Corp 5.193% (LIBOR + 3.500%) due 08/05/22 §	4,907,530	4,927,249
Information Resources Inc 5.617% (LIBOR + 4.250%) due 01/18/24 §	2,009,813	2,022,060
Kronos Inc Term B 4.903% (LIBOR + 3.500%) due 11/01/23 §	5,623,319	5,667,102
Lattice Semiconductor Corp 5.653% (LIBOR + 4.250%) due 03/10/21 §	394,447	399,377
M/A-COM Technology Solutions Holdings Inc 3.802% (LIBOR + 2.250%) due 05/17/24 §	906,842	906,654
MA Finance Co LLC
Term B2
4.069% (LIBOR + 2.500%) due 11/19/21 §	2,938,387	2,942,377
Term B3
4.319% (LIBOR + 2.750%) due 06/21/24 §	299,874	301,074
Mitel Networks Corp Term B (Canada) 5.130% (LIBOR + 3.750%) due 09/25/23 §	374,063	378,271
MTS Systems Corp Term B 4.690% (LIBOR + 3.250%) due 07/05/23 §	781,716	789,045
Navicure Inc Term B 5.111% (LIBOR + 3.750%) due 10/03/24 §	525,000	525,000
Press Ganey Holdings Inc 4.569% (LIBOR + 3.000%) due 10/23/23 §	1,313,859	1,321,249
Quintiles IMS Inc
Term B
3.693% (LIBOR + 2.000%) due 03/07/24 §	1,923,191	1,934,309
Term B2
3.693% (LIBOR + 2.000%) due 01/17/25 §	997,500	1,002,955
Renaissance Learning Inc 5.443% (LIBOR + 3.750%) due 04/09/21 §	2,495,235	2,514,990
Rocket Software Inc 5.943% (LIBOR + 4.250%) due 10/14/23 §	715,938	724,738

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Seattle Spinco Inc Term B3 4.319% (LIBOR + 2.750%) due 06/21/24 §	$2,025,126	$2,032,939
SkillSoft Corp 6.319% (LIBOR + 4.750%) due 04/28/21 §	2,747,790	2,651,126
SS&C Technologies Inc
Term B1
3.819% (LIBOR + 2.250%) due 07/08/22 §	1,261,160	1,270,422
Term B2
3.819% (LIBOR + 2.250%) due 07/08/22 §	23,686	23,863
Syncsort Inc Term B 6.693% (LIBOR + 5.000%) due 08/09/24 §	1,246,875	1,219,990
Tempo Acquisition LLC 4.569% (LIBOR + 3.000%) due 05/01/24 §	522,375	521,396
Veritas Bermuda Ltd Term B 6.193% (LIBOR + 4.500%) due 01/27/23 §	1,327,708	1,333,101
Wall Street Systems Delaware Inc Term B 4.569% (LIBOR + 3.000%) due 11/21/24 §	625,000	626,953
Western Digital Corp Term B3 3.569% (LIBOR + 2.000%) due 04/29/23 §	1,930,735	1,940,790

		60,158,347

Utilities - 1.5%

Calpine Construction Finance Co LP Term B 4.069% (LIBOR + 2.500%) due 01/15/25 §	293,410	293,593
Calpine Corp
Term B5
4.200% (LIBOR + 2.500%) due 01/15/24 §	6,572,739	6,580,954
Term B8
3.320% (LIBOR + 1.750%) due 12/31/19 §	297,750	298,122
Invenergy Thermal Operating I LLC Term B 7.193% (LIBOR + 5.500%) due 10/19/22 §	390,183	370,674
Lonestar Generation LLC Term B 5.819% (LIBOR + 4.250%) due 02/22/21 §	1,684,545	1,671,911
Longview Power LLC Term B 7.390% (LIBOR + 6.000%) due 04/13/21 § ±	1,194,375	818,147
Talen Energy Supply LLC Term B2 5.569% (LIBOR + 4.000%) due 04/15/24 §	445,950	448,598
The Dayton Power & Light Co Term B 4.600% (LIBOR + 3.250%) due 08/24/22 §	346,500	348,341

		10,830,340

Total Senior Loan Notes (Cost $679,120,410)		674,476,095

	Principal Amount	Value

SHORT-TERM INVESTMENT - 4.4%

Repurchase Agreement - 4.4%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $32,519,911; collateralized by U.S. Treasury Notes: 1.375% - 1.625% due 09/30/23 - 10/31/23 and value $33,170,498)	$32,519,188	$32,519,188

Total Short-Term Investment (Cost $32,519,188)		32,519,188

TOTAL INVESTMENTS - 101.0% (Cost $742,353,249)		741,027,504

OTHER ASSETS & LIABILITIES, NET - (1.0%)		(7,602,098)

NET ASSETS - 100.0%		$733,425,406

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	22.2%
Communications	16.8%
Financial	13.7%
Consumer, Cyclical	12.9%
Industrial	12.6%
Technology	8.5%
Short-Term Investment	4.4%
Basic Materials	4.0%
Energy	3.6%
Others (each less than 3.0%)	2.3%

	101.0%
Other Assets & Liabilities, Net	(1.0%	)

	100.0%

(b)	Investments with a total aggregate value of $4,367,796 or 0.6% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	An investment with a value of $81,290 or less than 0.1% of the Fund’s net assets was in default as of December 31, 2017.

(d)	Pursuant to the terms of the following senior loan agreement, the Fund had an unfunded loan commitment which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
IAP Worldwide Services Inc Ω ±	$611,535	$611,229	($306)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$14,562	$14,562	$-	$-
	Communications	741,861	-	741,861	-
	Consumer, Cyclical	104,489	104,489	-	-
	Consumer, Non-Cyclical	1,256,503	-	12,242	1,244,261
	Energy	466,765	-	450,471	16,294
	Financial	1,287,364	-	1,287,364	-
	Industrial	933,078	-	933,078	-
	Technology	15,532	15,532	-	-
	Utilities	19,175	-	19,175	-

	Total Common Stocks	4,839,329	134,583	3,444,191	1,260,555

	Corporate Bonds & Notes	29,192,892	-	29,192,892	-
	Senior Loan Notes	674,476,095	-	666,612,784	7,863,311
	Short-Term Investment	32,519,188	-	32,519,188	-
	Unfunded Loan Commitment (1)	611,229	-	-	611,229

	Total	$741,638,733	$134,583	$731,769,055	$9,735,095

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2017:

	Common Stocks	Corporate Bonds & Notes	Senior Loan Notes and Unfunded Loan Commitments	Total
Value, Beginning of Year	$1,635,457	$-	$7,659,962	$9,295,419
Purchases	59,764	-	2,324,485	2,384,249
Sales (Includes Paydowns)	-	-	(2,010,699)	(2,010,699)
Accrued Discounts (Premiums)	-	-	175,271	175,271
Net Realized Gains (Losses)	-	(57,558)	(1,162,881)	(1,220,439)
Change in Net Unrealized Appreciation (Depreciation)	852,698	57,558	999,255	1,909,511
Transfers In	-	-	5,049,497	5,049,497
Transfers Out	(1,287,364)	-	(4,560,350)	(5,847,714)

Value, End of Year	$1,260,555	$-	$8,474,540	$9,735,095

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$56,564	$-	($232,159)	($175,595)

(1) See note (d) in Notes to Schedule of Investments.

Additional information about Level 3 fair value measurements as of December 31, 2017 was as follows:

	Value at 12/31/17	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs	Weighted Average
Common Stocks	$1,244,261	Discounted Cash Flow	Discount for lack of marketability	20.0%	N/A
			Projected revenue growth	1.5%	N/A
			Projected EBITDA growth	5.2%	N/A
			Discount rate	8.0%	N/A
			EBITDA Multiple	7.0	N/A
Senior Loan Notes &	3,718,470	Liquidation Sales Analysis	Estimated amount of liquidation proceeds	45.2	N/A
Unfunded Loan Commitments			Estimated recovery percentage	67.7%	N/A
		Discounted Cash Flow	Discount for lack of marketability	40.0%	N/A
			Projected revenue growth	0.6% - 1.2%	0.9%
			Projected EBITDA growth	13.3% - 14.1%	13.7%
			Discount rate	7.5%	N/A
			EBITDA Multiple	4.0	N/A
		Matrix Model	Spread	300.0	N/A
			Average Life	3.0	N/A
			Discount for lack of marketability	10.0%	N/A
		Demand Yield Model	Spread to LIBOR	(5.3%) - (3.9%)	(4.3%)
			Discount for lack of marketability	20.0%	N/A

A significant increase in the discount for lack of marketability, average life or spread to LIBOR and discount rate could result in a decrease to the fair value measurement. A significant increase in estimated liquidation value, projected revenue growth, projected EBITDA growth/margin, estimated recovery percentage, spread, or EBITDA multiples could result in an increase to the fair value measurement. Conversely, significant movements in the opposite direction in each of these unobservable inputs could have the inverse effect on the fair value measurement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Demand Yield: In fair valuing a senior loan note, the investment adviser utilizes one or more of the valuation techniques to assess the likelihood that the borrower will make a full repayment of the loan underlying such senior loan note relative to yields on other senior loan notes issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the senior loan note.

All other significant unobservable inputs with a total aggregate value of $4,756,070 in senior loan notes were provided by a single broker quote and $16,294 in common stocks were provided by a pricing specialist.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
COMMON STOCKS - 3.2%

Basic Materials - 0.1%

Constellium NV ‘A’ * (Netherlands)	104,322	$1,163,191

Consumer, Cyclical - 2.1%

CalAtlantic Group Inc	28,512	1,607,792
Cedar Fair LP	45,330	2,945,997
Las Vegas Sands Corp	23,700	1,646,913
Lennar Corp ‘A’	14,440	913,185
Lennar Corp ‘B’	288	14,884
Modular Space Corp * ±	391,484	6,655,228
SeaWorld Entertainment Inc *	78,000	1,058,460
Six Flags Entertainment Corp	44,476	2,960,767

		17,803,226

Financial - 0.6%

Bank of America Corp	82,670	2,440,418
The PNC Financial Services Group Inc	7,500	1,082,175
Wells Fargo & Co	23,850	1,446,980

		4,969,573

Industrial - 0.4%

Allegion PLC	27,340	2,175,170
Evoqua Water Technologies Corp *	2,850	67,574
Xylem Inc	18,926	1,290,753

		3,533,497

Total Common Stocks (Cost $21,875,950)		27,469,487

	Principal Amount

CORPORATE BONDS & NOTES - 88.2%

Basic Materials - 3.5%

Anglo American Capital PLC (United Kingdom) 4.750% due 04/10/27 ~	$3,225,000	3,379,487
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	3,725,000	3,659,812
Blue Cube Spinco Inc 9.750% due 10/15/23	3,600,000	4,266,000
Constellium NV (Netherlands)
5.875% due 02/15/26 ~	500,000	510,625
6.625% due 03/01/25 ~	3,250,000	3,432,813
Freeport-McMoRan Inc
3.550% due 03/01/22	2,050,000	2,032,063
6.875% due 02/15/23	3,175,000	3,476,625
Hexion Inc
6.625% due 04/15/20	850,000	767,125
10.375% due 02/01/22 ~	2,825,000	2,643,141
Teck Resources Ltd (Canada) 3.750% due 02/01/23	5,725,000	5,760,781

		29,928,472

Communications - 13.7%

Altice Financing SA (Luxembourg) 7.500% due 05/15/26 ~	2,475,000	2,642,063
Altice US Finance I Corp 5.500% due 05/15/26 ~	3,350,000	3,421,188
CCO Holdings LLC
5.375% due 05/01/25 ~	3,575,000	3,692,331
5.500% due 05/01/26 ~	900,000	924,750
5.750% due 09/01/23	3,050,000	3,133,875
5.875% due 04/01/24 ~	4,450,000	4,650,250
Cequel Communications Holdings I LLC 5.125% due 12/15/21 ~	2,600,000	2,613,000

	Principal Amount	Value
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22	$2,568,000	$2,622,570
7.625% due 03/15/20	2,625,000	2,582,344
CommScope Technologies LLC 6.000% due 06/15/25 ~	3,050,000	3,255,875
CSC Holdings LLC
6.625% due 10/15/25 ~	4,100,000	4,448,418
10.875% due 10/15/25 ~	2,185,000	2,600,150
DISH DBS Corp
5.125% due 05/01/20	2,850,000	2,917,688
5.875% due 11/15/24	3,825,000	3,734,156
Frontier Communications Corp 10.500% due 09/15/22	2,250,000	1,707,188
Intelsat Jackson Holdings SA (Luxembourg)
7.250% due 10/15/20	3,850,000	3,638,250
8.000% due 02/15/24 ~	1,700,000	1,793,500
Lamar Media Corp 5.750% due 02/01/26	4,025,000	4,311,781
Level 3 Financing Inc 5.250% due 03/15/26	4,425,000	4,354,421
Level 3 Parent LLC 5.750% due 12/01/22	2,500,000	2,516,375
Outfront Media Capital LLC
5.250% due 02/15/22	2,375,000	2,443,281
5.875% due 03/15/25	5,774,000	6,127,657
SFR Group SA (France) 7.375% due 05/01/26 ~	4,075,000	4,212,531
Sprint Corp
7.250% due 09/15/21	12,200,000	12,947,250
7.625% due 02/15/25	7,450,000	7,822,500
T-Mobile USA Inc
5.125% due 04/15/25	1,900,000	1,978,375
6.000% due 04/15/24	900,000	956,250
6.375% due 03/01/25	750,000	804,375
6.500% due 01/15/26	1,000,000	1,093,750
6.625% due 04/01/23	6,775,000	7,079,875
6.836% due 04/28/23	250,000	262,500
Townsquare Media Inc 6.500% due 04/01/23 ~	3,499,000	3,433,394
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	4,850,000	4,983,375

		115,705,286

Consumer, Cyclical - 17.6%

Air Canada Pass-Through Trust ‘B’ (Canada) 5.375% due 11/15/22 ~	1,835,651	1,924,038
American Airlines Pass-Through Trust ‘B’ 5.250% due 07/15/25	4,444,274	4,696,930
5.625% due 07/15/22 ~	1,411,336	1,469,271
American Axle & Manufacturing Inc
6.250% due 04/01/25 ~	2,175,000	2,294,625
6.500% due 04/01/27 ~	1,400,000	1,485,750
American Builders & Contractors Supply Co Inc 5.750% due 12/15/23 ~	3,150,000	3,323,250
AV Homes Inc 6.625% due 05/15/22	3,625,000	3,815,312
Beazer Homes USA Inc
5.750% due 06/15/19	714,000	741,668
5.875% due 10/15/27 ~	2,775,000	2,802,750
7.250% due 02/01/23	243,000	253,935
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	4,025,000	4,076,520
CalAtlantic Group Inc
5.375% due 10/01/22	6,770,000	7,286,212
6.250% due 12/15/21	4,000,000	4,360,000
Carrols Restaurant Group Inc 8.000% due 05/01/22	4,075,000	4,309,312
CCM Merger Inc 6.000% due 03/15/22 ~	625,000	642,969

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
CEC Entertainment Inc 8.000% due 02/15/22	$4,350,000	$4,110,750
Cedar Fair LP 5.375% due 06/01/24	7,675,000	8,058,750
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	6,125,000	6,002,500
Dollar Tree Inc 5.750% due 03/01/23	3,750,000	3,935,156
Gateway Casinos & Entertainment Ltd (Canada) 8.250% due 03/01/24 ~	3,475,000	3,726,937
Golden Nugget Inc
6.750% due 10/15/24 ~	6,950,000	7,089,000
8.750% due 10/01/25 ~	3,400,000	3,578,500
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24 ~	4,100,000	4,494,625
IHO Verwaltungs GmbH (Germany)
4.125% Cash or 4.875% PIK due 09/15/21 ~	800,000	816,000
4.500% Cash or 5.250% PIK due 09/15/23 ~	800,000	817,504
4.750% Cash or 5.500% PIK due 09/15/26 ~	2,100,000	2,136,750
Jack Ohio Finance LLC 6.750% due 11/15/21 ~	3,875,000	4,088,125
Jaguar Land Rover Automotive PLC (United Kingdom) 5.625% due 02/01/23 ~	4,150,000	4,264,125
Lennar Corp
4.750% due 05/30/25	3,650,000	3,805,125
4.750% due 11/29/27 ~	3,250,000	3,363,100
4.875% due 12/15/23	1,500,000	1,580,625
Lithia Motors Inc 5.250% due 08/01/25 ~	3,595,000	3,756,775
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	3,275,000	3,479,687
Mattel Inc
3.150% due 03/15/23	1,050,000	909,311
5.450% due 11/01/41	2,500,000	2,081,250
6.750% due 12/31/25 ~	600,000	609,570
New Red Finance Inc (Canada) 5.000% due 10/15/25 ~	4,150,000	4,201,875
Norwegian Air Shuttle Pass-Through Trust ‘B’ (Norway) 7.500% due 05/10/25 ~	1,240,041	1,318,722
Party City Holdings Inc 6.125% due 08/15/23 ~	5,000,000	5,187,500
Scientific Games International Inc
5.000% due 10/15/25 ~	850,000	854,250
7.000% due 01/01/22 ~	1,975,000	2,086,094
10.000% due 12/01/22	1,550,000	1,706,938
Six Flags Entertainment Corp
4.875% due 07/31/24 ~	4,500,000	4,578,750
5.500% due 04/15/27 ~	450,000	466,875
Tesla Inc 5.300% due 08/15/25 ~	4,200,000	4,026,750
The Men’s Wearhouse Inc 7.000% due 07/01/22	1,775,000	1,790,620
United Airlines Pass-Through Trust ‘B’ 4.625% due 03/03/24	1,541,187	1,587,731
4.750% due 10/11/23	1,135,793	1,176,511
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	3,833,079	4,043,439
Virgin Australia Pass-Through Trust (Australia) 6.000% due 04/23/22 ~	311,194	319,362

		149,532,124

	Principal Amount	Value
Consumer, Non-Cyclical - 11.1%

Ahern Rentals Inc 7.375% due 05/15/23 ~	$4,105,000	$3,879,225
B&G Foods Inc 5.250% due 04/01/25	1,300,000	1,325,545
Eagle Holding Co II LLC 7.625% Cash or 8.375% PIK due 05/15/22 ~	2,800,000	2,856,000
HCA Inc
5.250% due 04/15/25	15,775,000	16,721,500
5.250% due 06/15/26	2,450,000	2,603,125
Herc Rentals Inc 7.500% due 06/01/22 ~	2,800,000	3,031,000
IHS Markit Ltd
4.750% due 02/15/25 ~	1,500,000	1,586,250
5.000% due 11/01/22 ~	5,275,000	5,745,530
Jaguar Holding Co II 6.375% due 08/01/23 ~	2,175,000	2,202,187
JBS Investments GmbH (Brazil)
7.250% due 04/03/24 ~	2,500,000	2,465,625
7.750% due 10/28/20 ~	3,725,000	3,813,469
JBS USA LUX SA (Brazil)
5.875% due 07/15/24 ~	3,500,000	3,399,375
7.250% due 06/01/21 ~	1,050,000	1,072,313
Live Nation Entertainment Inc 5.375% due 06/15/22 ~	6,600,000	6,839,250
MEDNAX Inc 5.250% due 12/01/23 ~	4,625,000	4,717,500
Pilgrim’s Pride Corp
5.750% due 03/15/25 ~	450,000	464,625
5.875% due 09/30/27 ~	650,000	671,125
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	3,450,000	3,838,125
Tenet Healthcare Corp
5.125% due 05/01/25 ~	1,325,000	1,296,844
6.750% due 02/01/20	2,750,000	2,787,812
6.750% due 06/15/23	1,625,000	1,582,344
7.500% due 01/01/22 ~	400,000	421,500
The ADT Corp 6.250% due 10/15/21	5,575,000	6,132,500
TMS International Corp 7.250% due 08/15/25 ~	3,875,000	4,059,062
United Rentals North America Inc 5.500% due 05/15/27	3,475,000	3,666,125
Valeant Pharmaceuticals International Inc
5.500% due 11/01/25 ~	2,175,000	2,223,937
5.875% due 05/15/23 ~	1,750,000	1,625,313
7.250% due 07/15/22 ~	1,950,000	1,979,250
9.000% due 12/15/25 ~	625,000	652,938

		93,659,394

Energy - 12.7%

Andeavor Logistics LP 5.250% due 01/15/25	3,675,000	3,869,591
Callon Petroleum Co 6.125% due 10/01/24	4,600,000	4,761,000
Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/27	725,000	751,753
5.875% due 03/31/25	1,475,000	1,601,297
7.000% due 06/30/24	1,100,000	1,254,000
Cheniere Energy Partners LP 5.250% due 10/01/25 ~	1,025,000	1,045,500
Chesapeake Energy Corp
6.125% due 02/15/21	1,801,000	1,832,517
8.000% due 12/15/22 ~	1,039,000	1,124,718
8.000% due 01/15/25 ~	800,000	809,000
8.000% due 06/15/27 ~	700,000	673,750
Continental Resources Inc 3.800% due 06/01/24	3,500,000	3,473,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Endeavor Energy Resources LP
5.500% due 01/30/26 ~	$1,350,000	$1,377,000
5.750% due 01/30/28 ~	1,375,000	1,417,281
Energy Transfer Equity LP
4.250% due 03/15/23	1,375,000	1,368,125
5.875% due 01/15/24	3,650,000	3,850,750
Ensco PLC
5.750% due 10/01/44	1,450,000	1,000,500
8.000% due 01/31/24	1,787,000	1,800,403
EP Energy LLC
6.375% due 06/15/23	3,500,000	1,907,500
7.750% due 09/01/22	1,825,000	1,026,563
8.000% due 11/29/24 ~	350,000	363,125
8.000% due 02/15/25 ~	2,075,000	1,525,125
Halcon Resources Corp 6.750% due 02/15/25 ~	3,500,000	3,657,500
MEG Energy Corp (Canada)
6.375% due 01/30/23 ~	2,900,000	2,479,500
6.500% due 01/15/25 ~	700,000	693,875
Noble Holding International Ltd (United Kingdom) 7.750% due 01/15/24	1,900,000	1,643,500
NuStar Logistics LP 5.625% due 04/28/27	2,050,000	2,091,000
Parsley Energy LLC
5.375% due 01/15/25 ~	3,750,000	3,806,250
5.625% due 10/15/27 ~	300,000	307,500
Precision Drilling Corp (Canada) 7.750% due 12/15/23	1,800,000	1,899,000
QEP Resources Inc 5.375% due 10/01/22	2,600,000	2,671,500
Range Resources Corp 5.875% due 07/01/22	3,725,000	3,818,125
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	4,975,000	5,494,226
Sanchez Energy Corp 7.750% due 06/15/21	3,225,000	3,047,625
SemGroup Corp
5.625% due 11/15/23	4,650,000	4,557,000
6.375% due 03/15/25 ~	1,375,000	1,361,250
7.250% due 03/15/26 ~	675,000	693,563
SESI LLC
7.125% due 12/15/21	2,750,000	2,822,187
7.750% due 09/15/24 ~	1,950,000	2,076,750
Southwestern Energy Co 7.500% due 04/01/26	3,575,000	3,802,906
Summit Midstream Holdings LLC
5.500% due 08/15/22	3,100,000	3,115,500
5.750% due 04/15/25	725,000	734,708
Sunoco LP 6.250% due 04/15/21	1,500,000	1,563,000
Targa Resources Partners LP
5.000% due 01/15/28 ~	1,350,000	1,351,688
5.125% due 02/01/25	1,850,000	1,900,875
5.375% due 02/01/27	750,000	772,500
6.750% due 03/15/24	1,950,000	2,098,687
Transocean Inc 7.500% due 04/15/31	1,935,000	1,731,825
Weatherford International Ltd 8.250% due 06/15/23	1,300,000	1,316,250
Whiting Petroleum Corp
6.250% due 04/01/23	3,775,000	3,878,812
6.625% due 01/15/26 ~	1,225,000	1,251,031
WPX Energy Inc
5.250% due 09/15/24	475,000	475,736
6.000% due 01/15/22	3,700,000	3,885,000

		107,832,117

	Principal Amount	Value
Financial - 8.0%

AAF Holdings LLC 12.000% Cash or 12.750% PIK due 07/01/19 ~	$2,576,975	$2,660,727
AerCap Ireland Capital DAC (Netherlands)
4.250% due 07/01/20	1,500,000	1,557,318
5.000% due 10/01/21	2,350,000	2,506,947
Ally Financial Inc
4.250% due 04/15/21	2,650,000	2,722,875
5.750% due 11/20/25	8,525,000	9,324,219
ASP AMC Merger Sub Inc 8.000% due 05/15/25 ~	3,650,000	3,522,250
Avation Capital SA (United Kingdom) 7.500% due 05/27/20 ~	4,700,000	4,741,125
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	5,100,000	5,163,750
Five Point Operating Co LP 7.875% due 11/15/25 ~	1,925,000	1,963,500
Greystar Real Estate Partners LLC 5.750% due 12/01/25 ~	3,100,000	3,200,750
Intelsat Connect Finance SA (Luxembourg) 12.500% due 04/01/22 ~	1,133,000	997,040
International Lease Finance Corp
4.625% due 04/15/21	4,575,000	4,824,291
5.875% due 08/15/22	1,000,000	1,110,229
6.250% due 05/15/19	1,550,000	1,624,649
Iron Mountain US Holdings Inc REIT 5.375% due 06/01/26 ~	2,600,000	2,684,500
Jefferies Finance LLC
7.375% due 04/01/20 ~	4,950,000	5,110,875
7.500% due 04/15/21 ~	5,500,000	5,720,000
MGM Growth Properties Operating Partnership LP REIT 5.625% due 05/01/24	1,550,000	1,658,500
Springleaf Finance Corp
6.125% due 05/15/22	1,050,000	1,094,625
8.250% due 12/15/20	1,325,000	1,460,813
The Howard Hughes Corp 5.375% due 03/15/25 ~	3,700,000	3,801,750

		67,450,733

Industrial - 14.0%

Apex Tool Group LLC 7.000% due 02/01/21 ~	4,610,000	4,460,175
Ardagh Packaging Finance PLC (Ireland)
6.000% due 06/30/21 ~	500,000	515,000
6.000% due 02/15/25 ~	3,050,000	3,217,750
7.250% due 05/15/24 ~	1,400,000	1,529,500
Berry Global Inc
5.125% due 07/15/23	7,000,000	7,306,250
6.000% due 10/15/22	1,225,000	1,287,781
Brand Industrial Services Inc 8.500% due 07/15/25 ~	3,475,000	3,657,438
BWAY Holding Co
5.500% due 04/15/24 ~	4,000,000	4,170,000
7.250% due 04/15/25 ~	1,900,000	1,966,500
Cloud Crane LLC 10.125% due 08/01/24 ~	4,350,000	4,915,500
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	5,900,000	5,885,250
CPG Merger Sub LLC 8.000% due 10/01/21 ~	5,200,000	5,395,000
Flex Acquisition Co Inc 6.875% due 01/15/25 ~	3,700,000	3,838,658
Itron Inc 5.000% due 01/15/26 ~	1,125,000	1,132,031
James Hardie International Finance DAC (Ireland) 4.750% due 01/15/25 ~	200,000	202,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Jeld-Wen Inc
4.625% due 12/15/25 ~	$150,000	$151,500
4.875% due 12/15/27 ~	175,000	177,188
JPW Industries Holding Corp 9.000% due 10/01/24 ~	3,400,000	3,561,500
Louisiana-Pacific Corp 4.875% due 09/15/24	4,075,000	4,217,625
Masco Corp 7.750% due 08/01/29	1,864,000	2,431,612
New Enterprise Stone & Lime Co Inc 10.125% due 04/01/22 ~	3,375,000	3,661,875
Novelis Corp 5.875% due 09/30/26 ~	4,925,000	5,035,812
Owens-Brockway Glass Container Inc 5.875% due 08/15/23 ~	5,000,000	5,396,875
Park Aerospace Holdings Ltd (Ireland)
5.250% due 08/15/22 ~	2,100,000	2,094,750
5.500% due 02/15/24 ~	1,500,000	1,492,500
Reynolds Group Issuer Inc 5.125% due 07/15/23 ~	4,950,000	5,129,437
Sealed Air Corp
4.875% due 12/01/22 ~	1,925,000	2,040,500
5.125% due 12/01/24 ~	875,000	940,625
5.500% due 09/15/25 ~	5,600,000	6,118,000
Standard Industries Inc 4.750% due 01/15/28 ~	3,925,000	3,953,692
Summit Materials LLC 6.125% due 07/15/23	3,140,000	3,281,300
TransDigm Inc 6.500% due 07/15/24	6,000,000	6,165,000
US Concrete Inc 6.375% due 06/01/24	5,510,000	5,937,025
Welbilt Inc 9.500% due 02/15/24	3,810,000	4,357,687
Zekelman Industries Inc 9.875% due 06/15/23 ~	2,715,000	3,061,163

		118,684,999

Technology - 5.1%

Dell Inc 5.650% due 04/15/18	50,000	50,488
Dell International LLC
5.450% due 06/15/23 ~	2,650,000	2,866,587
5.875% due 06/15/21 ~	925,000	962,000
7.125% due 06/15/24 ~	875,000	958,337
First Data Corp
5.375% due 08/15/23 ~	5,400,000	5,634,360
5.750% due 01/15/24 ~	750,000	781,688
Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	6,500,000	6,678,750
Infor US Inc 6.500% due 05/15/22	2,625,000	2,730,000
Nuance Communications Inc 5.625% due 12/15/26	2,200,000	2,301,750
NXP BV (Netherlands)
3.875% due 09/01/22 ~	2,950,000	2,990,562
4.125% due 06/01/21 ~	2,150,000	2,198,375
4.625% due 06/01/23 ~	2,400,000	2,516,400
Quintiles IMS Inc 4.875% due 05/15/23 ~	5,500,000	5,692,500
Sensata Technologies BV 5.625% due 11/01/24 ~	6,400,000	7,056,000

		43,417,797

Utilities - 2.5%

Calpine Corp
5.250% due 06/01/26 ~	1,750,000	1,721,580
5.375% due 01/15/23	1,750,000	1,710,625
5.875% due 01/15/24 ~	3,000,000	3,060,000
6.000% due 01/15/22 ~	1,000,000	1,033,750

	Principal Amount	Value
Dynegy Inc
7.625% due 11/01/24	$3,775,000	$4,067,562
8.125% due 01/30/26 ~	1,400,000	1,534,750
NRG Energy Inc 7.250% due 05/15/26	2,835,000	3,100,753
Talen Energy Supply LLC 6.500% due 06/01/25	6,000,000	4,890,000

		21,119,020

Total Corporate Bonds & Notes (Cost $726,249,390)		747,329,942

SENIOR LOAN NOTES - 3.1%

Consumer, Cyclical - 1.1%

Beacon Roofing Supply Inc due 08/24/24 µ ±	3,400,000	3,391,500
Greektown Holdings LLC Term B 4.319% (LIBOR + 2.750%) due 03/21/24 §	1,492,500	1,492,965
Petco Animal Supplies Inc Term B 4.380% (LIBOR + 3.000%) due 01/26/23 §	3,907,540	2,974,615
Yonkers Racing Corp Term B 4.820% (LIBOR + 3.250%) due 05/24/24 §	1,958,600	1,969,010

		9,828,090

Consumer, Non-Cyclical - 1.4%

Brickman Group Ltd LLC (2nd Lien) 7.991% (LIBOR + 6.500%) due 12/17/21 §	2,387,234	2,403,859
Catalent Pharma Solutions Inc due 10/01/24 µ	6,425,000	6,461,140
Reddy Ice Corp 6.875% (LIBOR + 5.500%) due 05/01/19 §	2,871,859	2,844,864

		11,709,863

Industrial - 0.6%

Crosby US Acquisition Corp due 11/23/20 µ	1,795,325	1,752,686
(2nd Lien)
due 11/22/21 µ	1,700,000	1,565,063
Itron Inc due 09/19/18 µ ±	1,925,000	1,920,187

		5,237,936

Total Senior Loan Notes (Cost $27,626,450)		26,775,889

SHORT-TERM INVESTMENT - 5.9%

Repurchase Agreement - 5.9%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $49,726,087; collateralized by U.S. Treasury Notes: 2.250% due 01/31/24 and value $50,721,893)	49,724,982	49,724,982

Total Short-Term Investment (Cost $49,724,982)		49,724,982

TOTAL INVESTMENTS - 100.4% (Cost $825,476,772)		851,300,300

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(3,715,227)

NET ASSETS - 100.0%		$847,585,073

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	20.8%
Industrial	15.0%
Communications	13.7%
Energy	12.7%
Consumer, Non-Cyclical	12.5%
Financial	8.6%
Short-Term Investment	5.9%
Technology	5.1%
Basic Materials	3.6%
Others (each less than 3.0%)	2.5%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$1,163,191	$1,163,191	$-	$-
	Consumer, Cyclical	17,803,226	11,147,998	-	6,655,228
	Financial	4,969,573	4,969,573	-	-
	Industrial	3,533,497	3,533,497	-	-

	Total Common Stocks	27,469,487	20,814,259	-	6,655,228

	Corporate Bonds & Notes	747,329,942	-	747,329,942	-
	Senior Loan Notes	26,775,889	-	21,464,202	5,311,687
	Short-Term Investment	49,724,982	-	49,724,982	-

	Total	$851,300,300	$20,814,259	$818,519,126	$11,966,915

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2017:

	Common Stocks	Corporate Bonds & Notes	Senior Loan Notes	Total
Value, Beginning of Year	$-	$494,822	$-	$494,822
Purchases	6,779,813	-	5,311,687	12,091,500
Sales (Includes Paydowns)	-	(176,421)	-	(176,421)
Accrued Discounts (Premiums)	-	-	-	-
Net Realized Gains (Losses)	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	(124,585)	961	-	(123,624)
Transfers In	-	-	-	-
Transfers Out	-	(319,362)	-	(319,362)

Value, End of Year	$6,655,228	$-	$5,311,687	$11,966,915

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($124,585)	$-	$-	($124,585)

Additional information about Level 3 fair value measurements as of December 31, 2017 was as follows:

	Value at 12/31/17	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs	Weighted Average
Senior Loan Notes	$5,311,687	Recent trade	Trade price	99.8	NA

All other significant unobservable inputs with a value of $6,655,228 were provided by a single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments

December 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 7.1%

Communications - 1.2%

AT&T Inc
2.009% (LIBOR + 0.650%) due 01/15/20 §	$1,300,000	$1,308,139
2.309% (LIBOR + 0.950%) due 07/15/21 §	2,300,000	2,332,697
5.150% due 02/14/50	600,000	605,347
5.300% due 08/14/58	200,000	201,305
Telefonica Emisiones SAU (Spain) 5.877% due 07/15/19	1,800,000	1,892,854
Verizon Communications Inc 3.376% due 02/15/25 ~	2,098,000	2,108,748

		8,449,090

Consumer, Cyclical - 0.4%

American Honda Finance Corp 1.741% (LIBOR + 0.350%) due 11/05/21 §	500,000	500,645
General Motors Financial Co Inc 2.350% due 10/04/19	100,000	99,737
Hyundai Capital America 2.000% due 07/01/19 ~	1,500,000	1,482,446
Volkswagen Group of America Finance LLC (Germany) 2.450% due 11/20/19 ~	400,000	399,893

		2,482,721

Consumer, Non-Cyclical - 0.2%

BAT Capital Corp (United Kingdom) 2.003% (LIBOR + 0.590%) due 08/14/20 § ~	1,100,000	1,106,343

Energy - 1.0%

Enbridge Inc (Canada)
1.750% (LIBOR + 0.400%) due 01/10/20 §	1,300,000	1,302,176
2.289% (LIBOR + 0.700%) due 06/15/20 §	1,700,000	1,716,401
Gazprom OAO (Russia) 4.625% due 10/15/18 ~	EUR 260,000	321,869
Kinder Morgan Inc 7.250% due 06/01/18	$100,000	102,117
Petrobras Global Finance BV (Brazil)
4.375% due 05/20/23	200,000	198,294
5.299% due 01/27/25 ~	637,000	639,707
6.125% due 01/17/22	1,900,000	2,021,125
6.625% due 01/16/34	GBP 100,000	146,664
8.375% due 12/10/18	$200,000	210,240
Spectra Energy Partners LP 2.195% (LIBOR + 0.700%) due 06/05/20 §	400,000	403,137
TransCanada PipeLines Ltd (Canada) 3.800% due 10/01/20	100,000	103,719

		7,165,449

Financial - 3.6%

Ally Financial Inc
3.250% due 02/13/18	200,000	200,200
3.500% due 01/27/19	200,000	201,500
3.600% due 05/21/18	1,000,000	1,004,250
3.750% due 11/18/19	100,000	101,510
4.750% due 09/10/18	200,000	203,000
American Tower Corp REIT 2.800% due 06/01/20	100,000	100,673
Barclays PLC (United Kingdom) 8.250% (USD Swap + 6.705%) due 12/15/18 §	400,000	420,150

	Principal Amount	Value
BRFkredit AS (Denmark)
2.500% due 10/01/47	DKK 9,626	$1,616
4.000% due 01/01/18	2,300,000	370,805
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.800% due 09/15/22	$1,600,000	1,652,018
Dexia Credit Local SA (France) 2.375% due 09/20/22 ~	1,300,000	1,286,238
ING Bank NV (Netherlands) 2.625% due 12/05/22 ~	1,100,000	1,102,318
International Lease Finance Corp
6.250% due 05/15/19	100,000	104,816
7.125% due 09/01/18 ~	1,000,000	1,032,032
8.250% due 12/15/20	500,000	575,535
JPMorgan Chase & Co 7.900% due 04/30/18	1,710,000	1,733,513
Macquarie Bank Ltd (Australia) 1.686% (LIBOR + 0.350%) due 04/04/19 § ~	1,200,000	1,201,457
MetLife Inc 6.817% due 08/15/18	100,000	102,937
Mitsubishi UFJ Financial Group Inc (Japan) 3.361% (LIBOR + 1.880%) due 03/01/21 §	1,200,000	1,248,921
Navient Corp
5.500% due 01/15/19	1,700,000	1,734,000
8.450% due 06/15/18	300,000	308,400
Nordea Kredit Realkreditaktieselskab (Denmark)
2.000% due 01/01/18	DKK 100,000	16,119
2.500% due 10/01/47	3,605	605
Nykredit Realkredit AS (Denmark) 2.500% due 10/01/47 ~	19,889	3,339
Realkredit Danmark AS (Denmark)
1.000% due 04/01/18	1,300,000	210,341
2.500% due 07/01/47	100,546	16,861
State Bank of India (India) 2.297% (LIBOR + 0.950%) due 04/06/20 § ~	$1,500,000	1,503,900
The Goldman Sachs Group Inc
2.789% (LIBOR + 1.200%) due 09/15/20 §	2,500,000	2,548,301
2.876% (LIBOR + 0.821%) due 10/31/22 §	1,100,000	1,097,319
UBS AG (Switzerland)
1.835% (LIBOR + 0.320%) due 12/07/18 § ~	1,900,000	1,902,354
2.103% (LIBOR + 0.580%) due 06/08/20 § ~	1,900,000	1,909,407
Unibail-Rodamco SE REIT (France) 2.129% (LIBOR + 0.770%) due 04/16/19 § ~	1,900,000	1,911,052

		25,805,487

Industrial - 0.5%

John Deere Capital Corp 1.948% (LIBOR + 0.290%) due 06/22/20 §	2,400,000	2,403,405
Textron Inc 1.960% (LIBOR + 0.550%) due 11/10/20 §	1,240,000	1,240,166

		3,643,571

Technology - 0.0%

Dell International LLC 3.480% due 06/01/19 ~	100,000	101,279
VMware Inc
2.950% due 08/21/22	140,000	139,740
3.900% due 08/21/27	100,000	101,116

		342,135

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Utilities - 0.2%

Dominion Energy Gas Holdings LLC 2.500% due 12/15/19	$400,000	$400,618
Sempra Energy 2.039% (LIBOR + 0.450%) due 03/15/21 §	500,000	501,002
Southern Power Co 2.176% (LIBOR + 0.550%) due 12/20/20 § ~	700,000	701,570

		1,603,190

Total Corporate Bonds & Notes (Cost $50,165,566)		50,597,986

SENIOR LOAN NOTES - 0.1%

Energy - 0.1%

Petroleo Global Trading 3.597% (LIBOR + 2.140%) due 02/19/20 §	400,000	396,638

Total Senior Loan Notes (Cost $387,887)		396,638

MORTGAGE-BACKED SECURITIES - 12.2%

Collateralized Mortgage Obligations - Residential - 3.0%

Aggregator of Loans Backed by Assets PLC (United Kingdom) 1.745% (GBP LIBOR + 1.250%) due 04/24/49 § ~	GBP 238,555	324,567
Alternative Loan Trust 1.832% (LIBOR + 0.280%) due 12/25/35 §	$66,828	64,033
Banc of America Mortgage Trust 3.747% due 11/25/34 §	33,189	33,663
Bear Stearns Adjustable Rate Mortgage Trust 3.814% due 01/25/35 §	264,695	260,038
Chase Mortgage Finance Trust 3.459% due 02/25/37 §	65,035	64,831
ChaseFlex Trust 6.000% due 02/25/37	446,779	360,509
Citigroup Mortgage Loan Trust
1.622% (LIBOR + 0.070%) due 01/25/37 § ~	295,853	236,796
3.430% (UST + 2.400%) due 05/25/35 §	60,740	61,124
3.486% due 08/25/35 §	462,041	356,471
3.674% due 09/25/37 §	61,949	58,537
Countrywide Home Loan Mortgage Pass-Through Trust
2.192% (LIBOR + 0.640%) due 03/25/35 §	68,533	60,323
3.457% due 08/25/34 §	29,474	28,032
Deutsche Alt-B Securities Mortgage Loan Trust 1.652% (LIBOR + 0.100%) due 10/25/36 §	39,150	30,082
Dukinfield PLC (United Kingdom) 1.526% (GBP LIBOR + 1.000%) due 08/15/45 § ~	GBP 67,724	92,063
Eurosail PLC (United Kingdom) 0.683% (GBP LIBOR + 0.160%) due 12/10/44 § ~	139,289	185,672
Eurosail-UK PLC (United Kingdom) 1.470% (GBP LIBOR + 0.950%) due 06/13/45 § ~	1,158,753	1,555,539

	Principal Amount	Value
Fannie Mae
1.612% (LIBOR + 0.060%) due 07/25/37 §	$1,044,535	$1,028,834
1.702% (LIBOR + 0.150%) due 08/25/34 §	185,030	183,295
1.902% (LIBOR + 0.350%) due 07/25/37 §	9,096	9,089
3.347% due 05/25/35 §	875,408	921,746
Freddie Mac
1.707% (LIBOR + 0.230%) due 02/15/19 §	22,449	22,449
1.927% (LIBOR + 0.450%) due 09/15/42 §	3,035,770	3,055,124
Gemgarto PLC (United Kingdom) 1.475% (GBP LIBOR + 0.950%) due 02/16/47 § ~	GBP 13,549	18,331
Government National Mortgage Association 2.550% (LIBOR + 0.750%) due 04/20/67 §	$1,084,154	1,117,728
GreenPoint Mortgage Funding Trust 1.822% (LIBOR + 0.270%) due 11/25/45 §	533,510	473,015
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 ~	226,222	253,757
GSR Mortgage Loan Trust 3.857% due 01/25/35 §	332,532	329,212
HarborView Mortgage Loan Trust 1.775% (LIBOR + 0.280%) due 02/19/36 §	165,190	143,834
HomeBanc Mortgage Trust 1.882% (LIBOR + 0.330%) due 10/25/35 §	194,822	195,380
Impac CMB Trust 2.552% (LIBOR + 1.000%) due 07/25/33 §	138,283	135,016
IndyMac INDX Mortgage Loan Trust 1.792% (LIBOR + 0.240%) due 07/25/35 §	307,829	297,629
JP Morgan Mortgage Trust
3.009% due 07/27/37 § ~	765,141	717,176
3.637% due 08/25/35 §	331,796	324,494
3.665% due 09/25/35 §	67,800	63,088
3.686% due 07/25/35 §	285,331	292,891
Marche Mutui SARL (Italy) 1.919% (EUR LIBOR + 2.250%) due 01/27/64 § ~	EUR 12,826	15,429
Mellon Residential Funding Corp Mortgage Pass-Through Certificate Trust
1.917% (LIBOR + 0.440%) due 12/15/30 §	$233,906	227,737
2.177% (LIBOR + 0.700%) due 11/15/31 §	303,398	304,102
Merrill Lynch Mortgage Investors Trust
1.802% (LIBOR + 0.250%) due 11/25/35 §	154,860	149,787
3.149% due 12/25/35 §	180,056	167,445
NCUA Guaranteed Notes Trust 1.779% (LIBOR + 0.450%) due 10/07/20 §	2,807,419	2,812,308
Residential Accredit Loans Inc Trust 1.852% (LIBOR + 0.300%) due 08/25/35 §	322,931	288,080
Sequoia Mortgage Trust
2.135% (LIBOR + 0.640%) due 04/19/27 §	533,410	508,024
2.195% (LIBOR + 0.700%) due 10/19/26 §	170,434	168,069
Structured Adjustable Rate Mortgage Loan Trust
2.532% (US FED + 1.400%) due 01/25/35 §	303,719	286,064

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

3.473% due 02/25/34 §	$76,022	$76,031
3.494% due 08/25/35 §	581,529	579,413
Structured Asset Mortgage Investments II Trust
1.745% (LIBOR + 0.250%) due 07/19/35 §	632,777	607,382
1.812% (LIBOR + 0.260%) due 03/25/37 §	107,109	81,449
2.155% (LIBOR + 0.660%) due 10/19/34 §	308,198	298,754
SWAN Trust (Australia) 3.010% (AUD Bank Bill + 1.300%) due 04/25/41 §	AUD 253,306	198,669
WaMu Mortgage Pass-Through Certificates Trust
2.063% (US FED + 1.000%) due 02/25/46 §	$458,638	450,791
2.237% (US FED + 1.500%) due 11/25/46 §	264,738	251,871
3.470% due 08/25/35 §	160,149	152,858
Wells Fargo Mortgage-Backed Securities Trust
3.362% due 04/25/36 §	204,243	189,182
3.514% due 09/25/34 §	121,056	124,020
3.739% due 12/25/34 §	311,916	317,629

		21,609,462

Fannie Mae - 9.1%

2.202% (US FED + 1.200%) due 11/01/42 - 10/01/44 §	267,257	271,780
2.368% (LIBOR + 0.675%) due 02/01/36 §	82,679	82,808
2.933% (LIBOR + 1.538%) due 01/01/36 §	60,148	62,925
3.058% (LIBOR + 1.308%) due 11/01/35 §	30,860	31,781
3.133% (LIBOR + 1.382%) due 12/01/34 §	78,800	81,937
3.205% (US FED + 1.250%) due 03/01/18 §	1,913	1,910
3.316% (UST + 2.160%) due 12/01/22 §	2,742	2,818
3.320% (UST + 2.070%) due 01/01/25 §	19,825	20,338
3.369% (LIBOR + 1.619%) due 05/01/35 §	25,082	26,304
3.394% (LIBOR + 1.644%) due 03/01/35 §	281,390	293,795
3.455% (UST + 2.268%) due 10/01/35 §	18,471	19,428
3.500% due 01/01/48 - 02/01/48	18,900,000	19,406,618
3.530% (LIBOR + 1.780%) due 11/01/35 §	99,491	104,382
3.662% (LIBOR + 1.912%) due 03/01/36 §	51,678	54,236
3.692% (LIBOR + 1.942%) due 09/01/35 §	77,209	80,898
3.750% (LIBOR + 2.000%) due 04/01/35 §	282,577	301,033
4.000% due 02/01/48	41,900,000	43,784,322
5.000% (US FED + 1.250%) due 08/01/24 §	6,458	6,437

		64,633,750

Freddie Mac - 0.1%

3.272% (UST + 2.252%) due 01/01/34 §	220,588	232,960
3.457% (LIBOR + 1.815%) due 03/01/36 §	33,039	33,603

	Principal Amount	Value

3.481% (LIBOR + 1.731%) due 08/01/35 §	$7,895	$8,306
3.515% (LIBOR + 1.765%) due 10/01/35 §	25,311	25,975

		300,844

Government National Mortgage Association - 0.0%

2.250% (UST + 1.500%) due 10/20/24 - 12/20/26 §	23,682	24,437
2.375% (UST + 1.500%) due 01/20/27 §	10,756	11,033
2.500% (UST + 1.500%) due 02/20/25 §	10,550	10,854
2.625% (UST + 1.500%) due 05/20/23 - 05/20/26 §	23,868	24,586
2.750% (UST + 1.500%) due 09/20/22 - 07/20/25 §	40,254	41,177

		112,087

Total Mortgage-Backed Securities (Cost $86,213,794)		86,656,143

ASSET-BACKED SECURITIES - 7.3%

ABFC Trust 2.152% (LIBOR + 0.600%) due 10/25/34 §	108,613	108,308
Amortizing Residential Collateral Trust 2.132% (LIBOR + 0.580%) due 07/25/32 §	117,237	112,975
Apidos CLO XVI (Cayman) 2.337% (LIBOR + 0.980%) due 01/19/25 § ~	4,400,000	4,408,414
Ares XXXI CLO Ltd (Cayman) 2.648% (LIBOR + 1.180%) due 08/28/25 § ~	400,000	400,635
Asset-Backed Securities Corp Home Equity Loan Trust 1.632% (LIBOR + 0.080%) due 05/25/37 §	27,188	19,653
Atrium XII (Cayman) 2.203% (LIBOR + 0.830%) due 04/22/27 § ~	700,000	701,391
Bayview Opportunity Master Fund IIIb Trust 3.475% due 04/28/32 § ~	164,703	165,549
Bear Stearns Asset-Backed Securities I Trust 1.662% (LIBOR + 0.110%) due 04/25/31 §	324,452	408,803
Benefit Street Partners CLO VII Ltd (Cayman) 2.145% (LIBOR + 0.780%) due 07/18/27 § ~	400,000	400,154
Carlyle Global Market Strategies Euro CLO Ltd 0.730% (EUR LIBOR + 0.730%) due 09/21/29 § ~	EUR 250,000	300,030
Cavalry CLO IV Ltd (Cayman) 2.209% (LIBOR + 0.850%) due 10/15/26 § ~	$300,000	300,292
Citigroup Mortgage Loan Trust 1.697% (LIBOR + 0.145%) due 09/25/36 § ~	771,425	745,327
Citigroup Mortgage Loan Trust Inc 2.012% (LIBOR + 0.460%) due 10/25/35 §	600,000	554,072
CoreVest American Finance Trust 2.968% due 10/15/49 ~	299,308	298,889
Credit Suisse Mortgage Trust 4.500% due 03/25/21	357,753	361,510

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Credit-Based Asset Servicing & Securitization Trust 1.622% (LIBOR + 0.070%) due 01/25/37 §	$235,752	$107,061
Equity One Mortgage Pass-Through Trust 2.152% (LIBOR + 0.600%) due 04/25/34 §	443,337	396,598
Flagship VII Ltd CLO (Cayman) 2.483% (LIBOR + 1.120%) due 01/20/26 § ~	1,700,000	1,707,917
Fortress Credit BSL II Ltd (Cayman) 2.507% (LIBOR + 1.150%) due 10/19/25 § ~	1,100,000	1,104,600
Freddie Mac Structured Pass-Through Certificates 1.812% (LIBOR + 0.260%) due 08/25/31 §	120,417	119,516
Halcyon Loan Advisors Funding Ltd (Cayman) 2.283% (LIBOR + 0.920%) due 04/20/27 § ~	600,000	599,843
Hildene CLO I Ltd (Cayman) 2.503% (LIBOR + 1.150%) due 01/17/26 § ~	4,200,000	4,221,872
Home Equity Asset Trust 2.407% (LIBOR + 0.855%) due 08/25/34 §	366,412	363,614
HSI Asset Securitization Corp Trust 1.602% (LIBOR + 0.050%) due 10/25/36 §	14,562	8,145
Jamestown CLO IV Ltd (Cayman) 2.049% (LIBOR + 0.690%) due 07/15/26 § ~	1,400,000	1,398,156
Jamestown CLO V Ltd (Cayman) 2.573% (LIBOR + 1.220%) due 01/17/27 § ~	2,200,000	2,206,530
Jubilee CLO BV (Netherlands) 0.511% (EUR LIBOR + 0.840%) due 07/12/28 § ~	EUR 300,000	360,549
Morgan Stanley ABS Capital I Inc Trust
2.212% (LIBOR + 0.660%) due 01/25/35 §	$602,187	585,458
2.527% (LIBOR + 0.975%) due 07/25/34 §	138,121	136,833
Morgan Stanley IXIS Real Estate Capital Trust 1.602% (LIBOR + 0.050%) due 11/25/36 §	1,707	850
Navient Student Loan Trust 2.702% (LIBOR + 1.150%) due 03/25/66 § ~	1,325,427	1,357,980
New Century Home Equity Loan Trust 1.732% (LIBOR + 0.180%) due 05/25/36 §	579,705	543,675
OCP CLO Ltd (Cayman)
2.159% (LIBOR + 0.800%) due 07/15/27 § ~	600,000	599,286
2.203% (LIBOR + 0.850%) due 04/17/27 § ~	400,000	400,716
OFSI Fund V Ltd (Cayman) 2.503% (LIBOR + 1.150%) due 04/17/25 § ~	1,130,112	1,133,173
OHA Credit Partners IX Ltd (Cayman) 2.373% (LIBOR + 1.010%) due 10/20/25 § ~	1,900,000	1,905,538
Palmer Square CLO Ltd (Cayman) 2.573% (LIBOR + 1.220%) due 10/17/27 § ~	2,000,000	2,009,990
Renaissance Home Equity Loan Trust 2.312% (LIBOR + 0.760%) due 12/25/32 §	213,722	205,037

	Principal Amount	Value
SHACKLETON CLO Ltd (Cayman) 2.479% (LIBOR + 1.120%) due 01/13/25 § ~	$300,000	$300,781
SLM Private Education Loan Trust
1.850% due 06/17/30 ~	683,222	680,642
3.727% (LIBOR + 2.250%) due 06/16/42 § ~	400,000	415,203
SLM Student Loan Trust
0.000% (EUR LIBOR + 0.180%) due 01/25/24 §	EUR 851,556	1,024,449
0.000% (EUR LIBOR + 0.270%) due 06/17/24 § ~	203,961	245,258
SoFi Professional Loan Program LLC 2.050% due 01/25/41 ~	$1,460,000	1,456,595
Sound Point CLO IX Ltd (Cayman) 2.243% (LIBOR + 0.880%) due 07/20/27 § ~	300,000	300,093
Sound Point CLO VIII Ltd (Cayman) 2.219% (LIBOR + 0.860%) due 04/15/27 § ~	1,100,000	1,100,952
Structured Asset Securities Corp Mortgage Loan Trust 2.861% (LIBOR + 1.500%) due 04/25/35 §	671,407	658,955
Sudbury Mill CLO Ltd (Cayman) 2.503% (LIBOR + 1.150%) due 01/17/26 § ~	4,200,000	4,215,625
Symphony CLO XII Ltd (Cayman) 2.389% (LIBOR + 1.030%) due 10/15/25 § ~	3,800,000	3,805,788
Symphony CLO XV Ltd (Cayman) 2.533% (LIBOR + 1.180%) due 10/17/26 § ~	300,000	301,471
THL Credit Wind River CLO Ltd (Cayman) 2.235% (LIBOR + 0.870%) due 10/15/27 § ~	250,000	249,974
Tralee CLO III Ltd (Cayman) 2.393% (LIBOR + 1.030%) due 10/20/27 § ~	800,000	799,981
U.S. Residential Opportunity Fund IV Trust 3.352% due 11/27/37 § ~	260,000	259,914
United States Small Business Administration 5.290% due 12/01/27	1,287,210	1,362,074
Venture XXI CLO Ltd (Cayman) 2.239% (LIBOR + 0.880%) due 07/15/27 § ~	700,000	700,033
Vibrant CLO II Ltd (Cayman) 2.265% (LIBOR + 0.900%) due 07/24/24 § ~	1,818,899	1,818,770
VOLT LV LLC 3.500% due 03/25/47 § ~	223,224	224,569
VOLT LVII LLC 3.375% due 04/25/47 § ~	331,184	333,317
VOLT LXII LLC 3.125% due 09/25/47 § ~	1,057,350	1,059,339

Total Asset-Backed Securities (Cost $51,823,170)		52,072,722

U.S. TREASURY OBLIGATIONS - 114.4%

U.S. Treasury Inflation Protected Securities - 105.5%

0.125% due 04/15/19 ^	10,390,149	10,370,121
0.125% due 04/15/20 ^	5,888,059	5,878,449
0.125% due 04/15/21 ^	79,266,363	78,984,445
0.125% due 01/15/22 ^ ‡	1,547,573	1,542,159
0.125% due 07/15/22 ^	36,587,678	36,562,293
0.125% due 07/15/24 ^	11,499,959	11,374,527

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

0.125% due 07/15/26 ^	$7,100,514	$6,945,251
0.250% due 01/15/25 ^	23,338,446	23,152,437
0.375% due 07/15/23 ^	58,723,523	59,205,092
0.375% due 07/15/25 ^	28,021,910	28,093,009
0.375% due 01/15/27 ^ ‡	612,690	608,939
0.375% due 07/15/27 ^ ‡	7,825,029	7,791,419
0.625% due 01/15/24 ^	16,100,242	16,394,556
0.625% due 01/15/26 ^ ‡	44,524,129	45,276,520
0.625% due 02/15/43 ^	3,722,894	3,653,125
0.750% due 02/15/42 ^	6,244,181	6,322,045
0.750% due 02/15/45 ^	7,437,250	7,494,706
0.875% due 02/15/47 ^	7,858,027	8,187,208
1.000% due 02/15/46 ^	20,903,682	22,389,543
1.250% due 07/15/20 ^ ‡	42,963,162	44,375,877
1.375% due 07/15/18 ^ ‡	457,556	462,802
1.375% due 01/15/20 ^	13,995,898	14,368,574
1.375% due 02/15/44 ^	13,356,629	15,459,526
1.625% due 01/15/18 ^ ‡	1,153,881	1,154,039
1.750% due 01/15/28 ^	2,060,468	2,318,950
1.875% due 07/15/19 ^ ‡	7,520,743	7,757,161
2.000% due 01/15/26 ^	19,831,040	22,326,568
2.125% due 01/15/19 ^	14,361,000	14,663,035
2.125% due 02/15/40 ^	20,313,736	26,491,345
2.125% due 02/15/41 ^	2,906,060	3,816,755
2.375% due 01/15/25 ^	78,750,793	89,803,080
2.375% due 01/15/27 ^	14,029,416	16,430,352
2.500% due 01/15/29 ^ ‡	18,451,013	22,412,382
3.375% due 04/15/32 ^ ‡	957,490	1,326,953
3.625% due 04/15/28 ^	44,100,548	57,947,448
3.875% due 04/15/29 ^	20,497,721	27,990,054

		749,330,745

U.S. Treasury Notes - 8.9%

1.875% due 02/28/22	30,100,000	29,779,400
1.875% due 04/30/22 ‡	100,000	98,810
1.875% due 08/31/24	2,750,000	2,677,238
2.000% due 05/31/24	1,800,000	1,766,474
2.000% due 02/15/25 ‡	1,800,000	1,759,562
2.250% due 10/31/24	2,200,000	2,185,967
2.250% due 11/15/24	1,900,000	1,890,399
2.500% due 05/15/24 ‡	9,660,000	9,771,624
2.750% due 02/15/24	13,000,000	13,341,907

		63,271,381

Total U.S. Treasury Obligations (Cost $815,574,861)		812,602,126

FOREIGN GOVERNMENT BONDS & NOTES - 12.1%

Argentina Bonar (Argentina) 25.413% (ARS Deposit + 2.000%) due 04/03/22 §	ARS 2,029,000	108,667
Argentina POM Politica Monetaria (Argentina) 28.750% (ARS Reference + 0.000%) due 06/21/20 §	19,200,000	1,096,634
Argentina Treasury Bills (Argentina)
3.136% due 10/12/18	$200,000	195,236
3.148% due 11/16/18	666,000	648,146
Argentine Republic Government (Argentina) 6.875% due 01/26/27	2,400,000	2,625,600
Australia Government (Australia) 3.000% due 09/20/25 ^ ~	AUD 1,500,000	1,647,561
Autonomous Community of Catalonia (Spain) 4.950% due 02/11/20	EUR 2,200,000	2,819,092
Brazil Letras do Tesouro Nacional (Brazil)
6.543% due 04/01/18	BRL 2,100,000	623,159
6.560% due 07/01/18	82,600,000	24,124,748
Bundesrepublik Deutschland (Germany) 4.000% due 01/04/18 ~	EUR 770,000	924,138

	Principal Amount	Value

Canadian Government (Canada) 4.250% due 12/01/26 ^	CAD 2,235,630	$2,387,055
Development Bank of Japan Inc (Japan) 2.125% due 09/01/22 ~	$700,000	685,835
Italy Buoni Poliennali Del Tesoro (Italy) 4.500% due 02/01/18	EUR 100,000	120,473
Japan Bank for International Cooperation (Japan) 2.375% due 07/21/22	$300,000	295,937
Japanese Government CPI Linked (Japan)
0.100% due 03/10/24 ^	JPY 123,720,000	1,152,377
0.100% due 03/10/27 ^	654,576,000	6,172,505
Mexican Bonos (Mexico) 7.750% due 05/29/31	MXN 25,425,000	1,295,075
New Zealand Government (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 12,485,580	9,308,833
United Kingdom Gilt (United Kingdom) 4.250% due 12/07/27 ~	GBP 600,000	1,041,760
United Kingdom Gilt Inflation-Linked (United Kingdom)
0.125% due 03/22/26 ^ ~	16,090,657	25,588,593
0.125% due 03/22/46 ^ ~	710,154	1,558,898
0.125% due 11/22/56 ^ ~	134,070	349,805
0.125% due 11/22/65 ^ ~	356,218	1,096,090

Total Foreign Government Bonds & Notes (Cost $85,572,682)		85,866,217

MUNICIPAL BONDS - 0.1%

South Carolina Student Loan Corp 1.621% (LIBOR + 0.000%) due 12/01/23 §	$342,246	342,242

Total Municipal Bonds (Cost $341,905)		342,242

SHORT-TERM INVESTMENTS - 5.6%

Certificates of Deposit - 0.3%

Barclays Bank PLC (United Kingdom) 1.892% (LIBOR + 0.470%) due 05/17/18 §	2,000,000	2,002,290

Commercial Paper - 1.1%

Bank of Montreal (Canada) 1.452% due 01/19/18	200,000	158,990
Bank of Nova Scotia (Canada)
1.400% due 01/31/18	510,000	405,249
1.656% due 01/08/18	300,000	238,578
HSBC Bank of Canada (Canada)
1.471% due 01/17/18	458,000	364,112
1.496% due 01/15/18	400,000	318,024
1.656% due 01/08/18	300,000	238,578
Royal Bank of Canada (Canada)
1.496% due 01/15/18	2,000,000	1,590,119
1.538% due 01/11/18	790,000	628,191
1.656% due 01/08/18	700,000	556,681
1.842% due 01/05/18	1,600,000	1,272,554
The Toronto-Dominion Bank (Canada)
1.656% due 01/08/18	1,500,000	1,192,888
1.842% due 01/05/18	800,000	636,277

		7,600,241

Foreign Government Issues - 3.9%

Argentina Treasury Bills (Argentina)
2.820% due 05/24/18	100,000	98,854
2.830% due 07/13/18	300,000	295,245
2.839% due 06/15/18	119,000	117,404

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

2.839% due 06/29/18	$125,000	$123,134
3.100% due 10/26/18	200,000	194,992
25.100% due 03/16/18	ARS 200,000	10,185
25.250% due 09/14/18	400,000	18,196
25.450% due 09/14/18	1,500,000	68,234
25.500% due 09/14/18	3,100,000	141,016
26.000% due 04/13/18	800,000	39,859
26.100% due 03/16/18	1,500,000	76,389
26.150% due 03/16/18	500,000	25,463
France Treasury Bills (France) (1.065)% due 01/31/18 ~	EUR 900,000	1,080,543
Hellenic Republic Treasury Bills (Greece)
1.615% due 03/16/18	2,100,000	2,512,124
1.773% due 03/09/18	1,300,000	1,555,359
1.825% due 02/09/18	1,500,000	1,796,984
Italy Buoni Ordinari del Tesoro BOT (Italy)
(0.958%) due 01/31/18	730,000	876,211
(0.634%) due 01/31/18	1,500,000	1,800,433
Japan Treasury Bills (Japan)
(0.299%) due 02/13/18	JPY 39,600,000	351,511
(0.295%) due 02/13/18	395,300,000	3,508,899
(0.249%) due 02/13/18	145,000,000	1,287,099
(0.200%) due 04/05/18	549,900,000	4,882,243
Spain Letras del Tesoro (Spain) (1.189%) due 01/19/18	EUR 100,000	120,018
United Kingdom Treasury Bills (United Kingdom)
(0.140%) due 01/29/18	GBP 300,000	404,976
(0.120%) due 01/29/18	2,200,000	2,969,824
(0.000%) due 01/29/18	480,000	647,962
0.070% due 01/29/18	2,150,000	2,902,328

		27,905,485

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $2,366,122; collateralized by U.S. Treasury Notes: 2.250% due 01/31/24 and value $2,418,201)	$2,366,070	2,366,070

U.S. Treasury Bills - 0.0%

1.033% due 01/04/18 ‡	225,000	224,986
1.220% due 02/22/18 ‡	1,000	998

		225,984

Total Short-Term Investments (Cost $39,663,982)		40,100,070

TOTAL INVESTMENTS - 158.9% (Cost $1,129,743,847)		1,128,634,144

TOTAL SECURITIES SOLD SHORT - (3.1%)
(See Note (c) in Notes to Schedule of Investments) (Proceeds $22,047,969)		(22,106,147)

DERIVATIVES - (0.4%)
(See Notes (e) through (i) in Notes to Schedule of Investments)		(3,035,812)

OTHER ASSETS & LIABILITIES, NET - (55.4%)		(393,067,901)

NET ASSETS - 100.0%		$710,424,284

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	114.4%
Mortgage-Backed Securities	12.2%
Foreign Government Bonds & Notes	12.1%
Asset-Backed Securities	7.3%
Corporate Bonds & Notes	7.1%
Short-Term Investments	5.6%
Others (each less than 3.0%)	0.2%

	158.9%
Derivatives	(0.4%	)
Securities Sold Short	(3.1%	)
Other Assets & Liabilities, Net	(55.4%	)

	100.0%

(b)	As of December 31, 2017, investments with a total aggregate value of $8,526,889 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(c)	Securities sold short outstanding as of December 31, 2017 were as follows:

Description	Principal Amount	Value
Mortgage-Backed Security - (3.1%)
Fannie Mae
3.000% due 01/11/48	$22,100,000	($22,106,147)

Total Securities Sold Short (Proceeds $22,047,969)		($22,106,147)

(d)	The average amount of borrowings by the Fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended December 31, 2017 was $379,998,073 at a weighted average interest rate of 0.934%.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(e)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-Bund	03/18	12	$2,345,682	$2,327,900	($17,782)
U.S. Treasury 10-Year Notes	03/18	222	27,670,106	27,538,406	(131,700)

					(149,482)

Short Futures Outstanding
Euro-Bobl	03/18	38	6,032,307	6,000,662	31,645
Euro-Bund	02/18	40	6,440,282	6,460,000	(19,718)
Euro-Bund	02/18	92	15,235,098	15,200,000	35,098
Euro-OAT	03/18	50	9,403,019	9,309,631	93,388
Japan 10-Year Bonds	03/18	12	16,067,768	16,058,221	9,547
Long Gilt	03/18	74	12,418,378	12,504,881	(86,503)
U.S. Treasury 5-Year Notes	03/18	384	44,821,844	44,607,000	214,844
U.S. Treasury 30-Year Bonds	03/18	179	27,422,877	27,387,000	35,877

					314,178

Total Futures Contracts					$164,696

(f)	Forward foreign currency contracts outstanding as of December 31, 2017 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
ARS	502,880	USD	27,525	01/18	CIT	($712)
ARS	15,699,722	USD	859,654	01/18	GSC	(21,358)
ARS	11,160,000	USD	600,000	02/18	BOA	(14,118)
ARS	13,402,475	USD	715,562	02/18	HSB	(11,954)
ARS	9,320,000	USD	500,000	02/18	MER	(10,715)
ARS	866,000	USD	43,214	06/18	BNP	(660)
ARS	1,373,000	USD	66,169	08/18	SGN	(659)
BRL	1,900,000	USD	574,365	01/18	BNP	(1,576)
BRL	10,665,295	USD	3,224,091	01/18	CIT	(8,845)
BRL	22,500,000	USD	6,811,693	01/18	DUB	(28,659)
BRL	24,542,531	USD	7,365,705	01/18	GSC	33,086
BRL	23,000,000	USD	6,898,413	01/18	JPM	35,354
BRL	10,665,295	USD	3,202,022	02/18	CIT	2,424
BRL	5,674,709	USD	1,715,111	02/18	JPM	(10,114)
BRL	11,850,327	USD	3,559,940	02/18	JPM	555
CAD	3,941,000	USD	3,075,230	01/18	CSF	60,623
CAD	1,947,000	USD	1,511,013	01/18	GSC	38,215
CAD	15,143,000	USD	11,921,979	01/18	JPM	127,307
DKK	212,000	USD	33,507	01/18	CIT	660
DKK	7,500,000	USD	1,194,904	01/18	GSC	13,857
DKK	2,650,000	USD	420,483	01/18	JPM	6,612
DKK	2,220,000	USD	359,119	04/18	JPM	767
GBP	771,000	USD	1,035,766	01/18	BNP	5,424
GBP	850,000	USD	1,143,937	01/18	GSC	3,938
GBP	957,000	USD	1,281,541	01/18	JPM	10,831
INR	93,985,167	USD	1,433,597	03/18	CIT	29,431
MXN	4,262,000	USD	227,499	01/18	DUB	(10,782)
MXN	48,720,000	USD	2,455,843	03/18	BNP	(3,375)
RUB	41,864,005	USD	715,367	01/18	MSC	9,605
USD	291,000	ARS	5,508,630	02/18	BNP	1,806
USD	197,000	ARS	3,735,120	02/18	JPM	912
USD	5,471,128	AUD	7,210,000	01/18	BOA	(154,404)
USD	526,243	BRL	1,900,000	01/18	BNP	(46,547)
USD	3,214,374	BRL	10,665,295	01/18	CIT	(872)
USD	6,310,733	BRL	22,500,000	01/18	DUB	(472,301)
USD	7,419,145	BRL	24,542,531	01/18	GSC	20,353
USD	1,050,449	BRL	3,800,000	01/18	JPM	(95,130)
USD	5,795,735	BRL	19,200,000	01/18	JPM	7,546
USD	7,337,299	BRL	24,542,531	02/18	GSC	(36,638)
USD	626,305	BRL	2,100,000	04/18	MSC	(570)
USD	6,191,155	BRL	21,700,000	07/18	BNP	(223,459)
USD	560,307	BRL	1,900,000	07/18	BOA	(1,342)
USD	6,464,701	BRL	22,600,000	07/18	DUB	(215,958)
USD	5,805,299	BRL	19,500,000	07/18	GSC	41,014
USD	4,196,403	BRL	14,700,000	07/18	HSB	(148,981)
USD	350,518	BRL	1,200,000	07/18	JPM	(4,207)
USD	294,638	BRL	1,000,000	07/18	MSC	(967)
USD	1,281,628	CAD	1,639,000	01/18	CIT	(22,540)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
USD	1,402,659	CAD	1,800,000	01/18	DUB	($29,547)
USD	400,996	CAD	510,000	01/18	GSC	(4,912)
USD	7,940,468	CAD	10,203,000	01/18	JPM	(177,960)
USD	18,488,217	CAD	23,637,000	01/18	SGN	(319,745)
USD	311,763	CAD	400,000	01/18	UBS	(6,539)
USD	390,531	COP	1,173,545,000	01/18	CIT	(1,673)
USD	380,167	DKK	2,494,000	01/18	BNP	(21,787)
USD	1,283,807	DKK	7,985,405	01/18	BOA	(3,186)
USD	173,135	DKK	1,090,000	01/18	JPM	(2,538)
USD	33,705	DKK	212,000	04/18	CIT	(663)
USD	201,087	DKK	1,313,000	04/18	GSC	(11,764)
USD	12,672,005	EUR	10,629,628	01/18	BNP	(87,262)
USD	2,534,699	EUR	2,141,000	01/18	CIT	(34,919)
USD	1,771,038	EUR	1,500,000	01/18	RBS	(31,642)
USD	2,059,007	EUR	1,730,000	01/18	SGN	(20,002)
USD	118,489	EUR	100,000	02/18	SGN	(1,696)
USD	2,132,023	EUR	1,800,000	03/18	BRC	(36,965)
USD	356,136	EUR	300,000	03/18	CSF	(5,362)
USD	5,830,965	GBP	4,350,000	01/18	BRC	(47,107)
USD	641,894	GBP	480,000	01/18	CIT	(6,720)
USD	1,680,833	GBP	1,248,000	01/18	JPM	(4,769)
USD	35,328,141	GBP	26,541,000	01/18	UBS	(513,908)
USD	5,817,238	JPY	645,662,224	01/18	BNP	85,479
USD	352,928	JPY	39,600,000	02/18	BNP	806
USD	1,296,379	JPY	145,000,000	02/18	CIT	7,042
USD	3,494,738	JPY	395,300,000	02/18	JPM	(20,262)
USD	4,882,792	JPY	549,900,000	04/18	BOA	(20,992)
USD	1,831,153	KRW	2,037,853,500	03/18	UBS	(79,862)
USD	208,131	MXN	4,262,000	01/18	GSC	(8,586)
USD	753,555	MXN	14,166,077	01/18	HSB	35,840
USD	2,329,796	MXN	48,720,000	03/18	BNP	(122,672)
USD	8,742,660	NZD	12,799,000	01/18	SGN	(327,335)
ZAR	9,654,000	USD	699,519	02/18	BOA	76,748

Total Forward Foreign Currency Contracts						($2,841,583)

(g)	Purchased options outstanding as of December 31, 2017 were as follows:

Interest Rate Cap Options

Description	Exercise Rate	Floating Rate Index	Expiration Date	Counter- party	Notional Amount	Cost	Value
Cap - ICE Swap Rate	0.263%	5-Year/10-Year ICE Swap Rate	03/29/18	DUB	$34,800,000	$15,660	$741
Cap - ICE Swap Rate	0.170%	5-Year/10-Year ICE Swap Rate	04/03/18	MSC	37,100,000	11,130	6,729
Cap - ICE Swap Rate	0.174%	5-Year/10-Year ICE Swap Rate	06/11/18	MSC	23,100,000	9,240	4,883

						$36,030	$12,353

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 30-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.150%	06/15/18	DUB	$2,650,000	$265,327	$15,321

Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.150%	06/15/18	DUB	2,650,000	265,328	267,554
Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.720%	07/16/18	MSC	400,000	4,560	2,720
Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.765%	07/16/18	MSC	10,950,000	127,020	63,694

							396,908	333,968

Total Interest Rate Swaptions							$662,235	$349,289

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - U.S. Treasury 5-Year Notes (03/18)	$121.50	02/23/18	CME	360	$43,740,000	$3,075	$2,812
Call - U.S. Treasury 30-Year Bonds (03/18)	183.00	02/23/18	CME	152	27,816,000	1,298	152

						4,373	2,964

Put - U.S. Treasury 10-Year Notes (03/18)	114.00	02/23/18	CME	204	23,256,000	1,742	204
Put - U.S. Treasury 10-Year Notes (03/18)	114.50	02/23/18	CME	58	6,641,000	495	58
Put - Eurodollar (03/18)	98.25	03/19/18	CME	379	93,091,875	37,412	49,744

						39,649	50,006

Total Options on Futures						$44,022	$52,970

Total Purchased Options						$742,287	$414,612

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(h)	Premiums received and value of written options outstanding as of December 31, 2017 were as follows:

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers NSA	233.55	Maximum of [0, (1.000 - (Final Index/Initial Index))]	01/22/18	DUB	$2,000,000	$19,400	$-
Floor - U.S. CPI Urban Consumers NSA	233.05	Maximum of [0, 0.000% - (Final Index/Initial Index)]	03/01/18	BNP	1,500,000	12,900	-
Floor - U.S. CPI Urban Consumers NSA	234.81	Maximum of [0, 0.000% - ((Final Index/Initial Index) - 1)]	03/24/20	JPM	12,700,000	143,510	(24,579)
Floor - U.S. CPI Urban Consumers NSA	216.69	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	04/07/20	CIT	90,900,000	810,160	(9)
Floor - U.S. CPI Urban Consumers NSA	217.97	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	09/29/20	CIT	8,700,000	112,230	(1)
Floor - U.S. CPI Urban Consumers NSA	238.64	Maximum of [0, 0.000% - ((Final Index/Initial Index) - 1)]	10/02/20	JPM	3,800,000	70,137	(10,403)
Cap - U.S. CPI Urban Consumers NSA	233.92	Maximum of [0, Final Index/Initial Index - (1.000+4.000%)10]	04/22/24	JPM	13,800,000	100,395	(1,118)
Cap - U.S. CPI Urban Consumers NSA	234.78	Maximum of [0, Final Index/Initial Index - (1+4.000%)[10] ]	05/16/24	JPM	1,300,000	9,035	(112)
Cap - Eurostat Eurozone HICP	117.20	Maximum of [0, (Final Index/Initial Index) - (1+3.000%)20)]	06/22/35	GSC	EUR 2,200,000	100,087	(26,257)

						$1,377,854	($62,479)

Interest Rate Cap Options

Description	Exercise Rate	Floating Rate Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - ICE Swap Rate	0.230%	10-Year/30-Year ICE Swap Rate	03/29/18	DUB	$34,800,000	$15,660	($1,308)
Cap - ICE Swap Rate	0.155%	10-Year/30-Year ICE Swap Rate	04/03/18	MSC	37,100,000	13,356	(7,523)
Cap - ICE Swap Rate	0.155%	10-Year/30-Year ICE Swap Rate	06/11/18	MSC	23,100,000	9,240	(7,174)

						$38,256	($16,005)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 10-Year Notes (02/18)	$124.00	01/26/18	CME	19	$2,356,000	$6,805	($8,906)
Call - U.S. Treasury 10-Year Notes (02/18)	125.00	01/26/18	CME	18	2,250,000	7,291	(2,531)
Call - U.S. Treasury 10-Year Notes (03/18)	124.50	02/23/18	CME	19	2,365,500	7,696	(8,906)
Call - U.S. Treasury 30-Year Bonds (03/18)	154.00	02/23/18	CME	13	2,002,000	16,403	(17,672)
Call - Eurodollar (03/18)	98.75	03/19/18	CME	379	93,565,625	43,214	(2,369)

						81,409	(40,384)

Put - U.S. Treasury 10-Year Notes (02/18)	123.50	01/26/18	CME	18	2,223,000	5,604	(4,219)

Total Options on Futures						$87,013	($44,603)

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - Fannie Mae 3.500% due 01/11/48	$102.98	01/04/18	GSC	$13,900,000	$22,262	($3,535)

Put - Fannie Mae 3.500% due 01/11/48	101.98	01/04/18	GSC	13,900,000	27,148	(139)

Total Options on Securities					$49,410	($3,674)

Total Written Options					$1,552,533	($126,761)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(i)	Swap agreements outstanding as of December 31, 2017 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/17 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Brazilian Government	Q	1.000%	03/20/18	HSB	0.373%	$1,500,000	$2,938	$1,667	$1,271
Brazilian Government	Q	1.000%	06/20/21	CIT	1.093%	200,000	(509)	(17,301)	16,792
Brazilian Government	Q	1.000%	06/20/21	DUB	1.093%	400,000	(1,017)	(34,436)	33,419
Brazilian Government	Q	1.000%	06/20/22	BOA	1.442%	100,000	(1,800)	(5,690)	3,890
Brazilian Government	Q	1.000%	06/20/22	HSB	1.442%	700,000	(12,601)	(40,893)	28,292

							(12,989)	(96,653)	83,664

				Exchange
Ally Financial Inc	Q	5.000%	06/20/22	ICE	0.904%	200,000	35,377	22,350	13,027

Total Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection							$22,388	($74,303)	$96,691

Credit Default Swaps on Credit Indices – Buy Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Main 26 5Y	Q	1.000%	12/20/21	ICE	EUR 4,300,000	($144,225)	($66,531)	($77,694)
iTraxx Main 28 5Y	Q	1.000%	12/20/22	ICE	11,700,000	(388,930)	(294,789)	(94,141)
CDX HY29 5Y	Q	5.000%	12/20/22	ICE	$5,800,000	(494,023)	(433,892)	(60,131)

						($1,027,178)	($795,212)	($231,966)

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX NA AAA 8	M	0.500%	10/17/57	GSC	$1,000,000	$4,550	($52,061)	$56,611

Total Credit Default Swaps						($1,000,240)	($921,576)	($78,664)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/Floating Rate	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers NSA	Z/Z	GSC	2.060%	05/12/25	$2,500,000	$644	$-	$644
U.S. CPI Urban Consumers NSA	Z/Z	MSC	1.788%	07/18/26	2,800,000	(110,325)	-	(110,325)
U.S. CPI Urban Consumers NSA	Z/Z	MSC	1.810%	07/19/26	4,100,000	(152,107)	-	(152,107)
U.S. CPI Urban Consumers NSA	Z/Z	MSC	1.800%	07/20/26	2,600,000	(98,789)	-	(98,789)
U.S. CPI Urban Consumers NSA	Z/Z	MSC	1.805%	09/20/26	800,000	(29,698)	-	(29,698)

						(390,275)	-	(390,275)

		Exchange
3-Month USD-LIBOR	S/Q	CME	1.250%	06/15/18	5,600,000	(13,110)	(4,753)	(8,357)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	1.935%	04/27/19	7,200,000	23,894	-	23,894
3-Month USD-LIBOR	S/Q	CME	2.250%	12/20/22	30,400,000	5,579	38,089	(32,510)
3-Month USD-LIBOR	S/Q	CME	2.678%	10/25/23	5,000,000	74,197	-	74,197
3-Month USD-LIBOR	S/Q	CME	2.670%	11/19/23	4,000,000	56,783	42,296	14,487
3-Month USD-LIBOR	S/Q	CME	2.681%	12/12/23	4,000,000	57,767	-	57,767
3-Month USD-LIBOR	S/Q	CME	2.500%	12/19/23	6,500,000	38,662	(52,260)	90,922
28-Day MXN-TIIE	L/L	CME	7.200%	06/05/24	MXN 32,000,000	(57,839)	315	(58,154)
BRL-CDI-Compounded	Z/Z	CME	9.650%	01/02/25	BRL 14,000,000	(63,014)	(40,039)	(22,975)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.063%	05/12/25	$8,200,000	(4,627)	-	(4,627)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	1.730%	07/26/26	2,400,000	(107,165)	(128,648)	21,483
U.S. CPI Urban Consumers NSA	Z/Z	LCH	1.800%	09/12/26	4,300,000	(157,817)	(43,388)	(114,429)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	1.801%	09/12/26	1,850,000	(67,707)	(85,451)	17,744
U.S. CPI Urban Consumers NSA	Z/Z	LCH	1.805%	09/12/26	1,600,000	(57,937)	(73,280)	15,343
U.S. CPI Urban Consumers NSA	Z/Z	LCH	1.780%	09/15/26	1,600,000	(62,306)	(77,664)	15,358
Eurostat Eurozone HICP	Z/Z	LCH	1.385%	12/15/26	EUR 800,000	(15,592)	(1,179)	(14,413)
Eurostat Eurozone HICP	Z/Z	LCH	1.360%	06/15/27	3,200,000	(73,865)	(47,958)	(25,907)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.067%	07/25/27	$2,400,000	(39,074)	-	(39,074)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.180%	09/20/27	1,210,000	(9,123)	-	(9,123)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.150%	09/25/27	1,200,000	(12,986)	-	(12,986)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.156%	10/17/27	2,700,000	(27,197)	-	(27,197)
Eurostat Eurozone HICP	Z/Z	LCH	1.520%	11/15/27	EUR 8,600,000	(49,042)	(7,364)	(41,678)
GBP Retail Price	Z/Z	LCH	3.190%	04/15/30	GBP 4,000,000	(93,859)	(225,983)	132,124
GBP Retail Price	Z/Z	LCH	3.400%	06/15/30	3,400,000	73,480	52,034	21,446
GBP Retail Price	Z/Z	LCH	3.325%	08/15/30	9,730,000	(45,654)	(58,600)	12,946
GBP Retail Price	Z/Z	LCH	3.300%	12/15/30	1,200,000	(31,729)	(56,971)	25,242
GBP Retail Price	Z/Z	LCH	3.530%	10/15/31	1,140,000	17,811	28,471	(10,660)
GBP Retail Price	Z/Z	LCH	3.470%	09/15/32	7,750,000	(27,577)	2,855	(30,432)
GBP Retail Price	Z/Z	LCH	3.358%	04/15/35	1,200,000	(14,827)	(29,642)	14,815
28-Day MXN-TIIE	L/L	CME	8.310%	11/28/36	MXN 9,300,000	6,684	49,224	(42,540)
28-Day MXN-TIIE	L/L	CME	7.480%	06/18/37	3,430,000	(12,483)	68	(12,551)
3-Month USD-LIBOR	S/Q	CME	2.250%	12/21/46	$30,000	(2,066)	(2,244)	178
3-Month USD-LIBOR	S/Q	CME	1.750%	06/21/47	3,300,000	(588,155)	(592,737)	4,582
3-Month USD-LIBOR	S/Q	CME	2.750%	12/20/47	8,240,000	326,591	253,909	72,682

						(953,303)	(1,060,900)	107,597

Total Interest Rate Swaps – Pay Floating Rate						($1,343,578)	($1,060,900)	($282,678)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	1.710%	04/27/18	$7,200,000	$3,811	$-	$3,811
U.S. CPI Urban Consumers NSA	Z/Z	LCH	1.680%	04/28/18	16,100,000	12,919	-	12,919
U.S. CPI Urban Consumers NSA	Z/Z	LCH	1.580%	05/23/18	600,000	2,284	310	1,974
3-Month USD-LIBOR	S/Q	CME	1.250%	06/21/19	67,500,000	737,360	305,832	431,528
3-Month USD-LIBOR	S/Q	CME	2.000%	12/20/19	200,000	225	(1,398)	1,623
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.027%	11/23/20	3,500,000	8,110	-	8,110
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.021%	11/25/20	3,300,000	8,187	-	8,187
U.S. CPI Urban Consumers NSA	Z/Z	LCH	1.550%	07/26/21	2,400,000	64,655	81,231	(16,576)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	1.603%	09/12/21	1,850,000	42,528	55,721	(13,193)
U.S. CPI Urban Consumers NSA	Z/Z	LCH	2.069%	07/15/22	1,200,000	3,736	-	3,736
3-Month USD-LIBOR	S/Q	CME	2.400%	03/16/26	8,750,000	36,688	122,197	(85,509)
3-Month USD-LIBOR	S/Q	CME	2.300%	04/21/26	8,800,000	77,952	164,490	(86,538)
3-Month USD-LIBOR	S/Q	CME	2.300%	04/27/26	45,600,000	405,654	854,781	(449,127)
3-Month USD-LIBOR	S/Q	CME	1.850%	07/27/26	4,300,000	125,983	168,377	(42,394)
3-Month USD-LIBOR	S/Q	CME	2.000%	07/27/26	23,900,000	542,487	723,878	(181,391)
3-Month USD-LIBOR	S/Q	CME	2.400%	12/07/26	15,200,000	91,479	168,321	(76,842)
3-Month USD-LIBOR	S/Q	LCH	1.750%	12/21/26	14,410,000	726,670	745,758	(19,088)
6-Month JPY-LIBOR	S/S	LCH	0.300%	09/20/27	JPY 860,000,000	2,148	(15,313)	17,461
3-Month USD-LIBOR	S/Q	CME	2.500%	12/20/27	$15,900,000	(124,467)	(166,762)	42,295
6-Month JPY-LIBOR	S/S	LCH	0.300%	03/20/28	JPY 60,000,000	2,277	(947)	3,224
6-Month GBP-LIBOR	S/S	LCH	1.500%	03/21/28	GBP 18,800,000	(487,363)	(650,832)	163,469
3-Month NZD Bank Bills	S/Q	CME	3.250%	03/21/28	NZD 4,500,000	(16,535)	13,736	(30,271)
6-Month JPY-LIBOR	S/S	LCH	0.450%	03/20/29	JPY 1,330,000,000	(24,898)	(73,484)	48,586
6-Month JPY-LIBOR	S/S	CME	1.500%	12/21/45	37,200,000	(50,126)	(113,079)	62,953
GBP Retail Price	Z/Z	LCH	3.585%	10/15/46	GBP 1,070,000	(58,490)	(87,180)	28,690
GBP Retail Price	Z/Z	LCH	3.428%	03/15/47	600,000	45,507	-	45,507
1-Day USD-Federal Funds	A/A	LCH	2.000%	12/15/47	$2,610,000	83,695	6,265	77,430
6-Month GBP-LIBOR	S/S	LCH	1.750%	03/21/48	GBP 3,100,000	(331,645)	(79,623)	(252,022)
3-Month USD-LIBOR	S/Q	CME	2.500%	06/20/48	$2,430,000	47,335	50,085	(2,750)
3-Month USD-LIBOR	S/Q	CME	2.969%	10/25/48	1,000,000	(79,758)	(39,988)	(39,770)
3-Month USD-LIBOR	S/Q	CME	2.951%	11/19/48	1,000,000	(75,502)	-	(75,502)
3-Month USD-LIBOR	S/Q	CME	2.953%	12/12/48	1,000,000	(75,543)	-	(75,543)
3-Month USD-LIBOR	S/Q	CME	2.750%	12/19/48	280,000	(8,908)	7,500	(16,408)

						$1,738,455	$2,239,876	($501,421)

Total Interest Rate Swaps						$394,877	$1,178,976	($784,099)

Total Return Swaps Agreements

Receive	Pay Total Return	Payment Frequency Fixed Rate/Floating Rate	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	iBoxx Liquid High Yield Index	Z/Q	GSC	03/20/18	$1,400,000	($21,873)	$1,574	($23,447)
3-Month USD-LIBOR	iBoxx Liquid High Yield Index	Z/Q	JPM	03/20/18	500,000	(7,256)	637	(7,893)
3-Month USD-LIBOR	iBoxx Liquid High Yield Index	Z/Q	BOA	09/20/18	600,000	(2,564)	177	(2,741)
3-Month USD-LIBOR	iBoxx Liquid High Yield Index	Z/Q	GSC	09/20/18	1,800,000	(5,438)	663	(6,101)
3-Month USD-LIBOR	iBoxx Liquid High Yield Index	Z/Q	JPM	09/20/18	600,000	(2,282)	177	(2,459)
3-Month USD-LIBOR	iBoxx Liquid High Yield Index	Z/Q	MSC	09/20/18	600,000	(2,000)	221	(2,221)

						($41,413)	$3,449	($44,862)

Total Swap Agreements						($646,776)	$260,849	($907,625)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(j)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$50,597,986	$-	$50,597,986	$-
	Senior Loan Notes	396,638	-	396,638	-
	Mortgage-Backed Securities	86,656,143	-	86,656,143	-
	Asset-Backed Securities	52,072,722	-	52,072,722	-
	U.S. Treasury Obligations	812,602,126	-	812,602,126	-
	Foreign Government Bonds & Notes	85,866,217	-	85,866,217	-
	Municipal Bonds	342,242	-	342,242	-
	Short-Term Investments	40,100,070	-	40,100,070	-
	Derivatives:
	Credit Contracts
	Swaps	42,865	-	42,865	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	656,235	-	656,235	-
	Interest Rate Contracts
	Futures	420,399	420,399	-	-
	Purchased Options	414,612	-	414,612	-
	Swaps	3,753,782	-	3,753,782	-

	Total Interest Rate Contracts	4,588,793	420,399	4,168,394	-

	Total Asset - Derivatives	5,287,893	420,399	4,867,494	-

	Total Assets	1,133,922,037	420,399	1,133,501,638	-

Liabilities	Securities Sold Short
	Mortgage-Backed Security	(22,106,147)	-	(22,106,147)	-
	Sale-buyback Financing Transactions	(603,158,862)	-	(603,158,862)	-
	Derivatives:
	Credit Contracts
	Swaps	(1,043,105)	-	(1,043,105)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(3,497,818)	-	(3,497,818)	-
	Interest Rate Contracts
	Futures	(255,703)	(255,703)	-	-
	Written Options	(126,761)	-	(126,761)	-
	Swaps	(3,400,318)	-	(3,400,318)	-

	Total Interest Rate Contracts	(3,782,782)	(255,703)	(3,527,079)	-

	Total Liabilities - Derivatives	(8,323,705)	(255,703)	(8,068,002)	-

	Total Liabilities	(633,588,714)	(255,703)	(633,333,011)	-

	Total	$500,333,323	$164,696	$500,168,627	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2017

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 1.1%

Collateralized Mortgage Obligations - Residential - 1.1%

Fannie Mae 3.000% due 04/25/40 - 01/25/41	$783,806	$792,767
Freddie Mac 3.000% due 08/15/40 - 03/15/41	723,144	730,874
JP Morgan Mortgage Trust 3.500% due 12/25/48 § ~	500,000	507,808

		2,031,449

Total Mortgage-Backed Securities (Cost $2,033,440)		2,031,449

ASSET-BACKED SECURITIES - 29.7%

AIMCO CLO (Cayman) 0.000% (LIBOR + 0.850%) due 01/15/28 § # ~	1,100,000	1,100,000
Ally Auto Receivables Trust 1.400% due 12/17/18	604,735	604,750
American Credit Acceptance Receivables Trust
2.000% due 07/10/20 ~	590,000	589,948
2.940% due 01/10/24 ~	640,000	639,526
AmeriCredit Automobile Receivables 2.300% due 03/08/21	1,000,000	1,001,496
AmeriCredit Automobile Receivables Trust
1.450% due 11/19/18	1,054,043	1,054,060
1.920% due 11/08/19	224,097	224,122
2.580% due 09/08/20	400,000	401,283
Avant Loans Funding Trust 2.290% due 06/15/20 ~	947,185	946,933
Avery Point IV CLO Ltd (Cayman) 2.467% (LIBOR + 1.100%) due 04/25/26 § ~	1,100,000	1,102,694
CIFC Funding Ltd (Cayman) 2.422% (LIBOR + 0.780%) due 04/15/27 § ~	1,100,000	1,099,996
CLI Funding V LLC 3.290% due 06/18/29 ~	811,237	807,432
CNH Equipment Trust
1.630% due 08/15/21	770,000	766,203
2.230% due 10/17/22	750,000	750,088
Commonbond Student Loan Trust
2.550% due 05/25/41 ~	571,936	569,295
3.200% due 06/25/32 ~	155,256	156,778
CPS Auto Receivables Trust
1.620% due 01/15/20 ~	143,112	142,931
2.250% due 10/15/19 ~	953,446	953,856
Domino’s Pizza Master Issuer LLC 3.484% due 10/25/45 ~	49,250	49,483
DRB Prime Student Loan Trust
2.320% due 04/25/30	45,358	45,252
2.540% due 04/27/26 ~	43,798	43,822
3.060% due 07/25/31 ~	67,432	67,597
Drive Auto Receivables Trust
1.820% due 06/15/20	1,000,000	999,314
2.560% due 06/15/20 ~	685,006	685,692
3.060% due 05/17/21 ~	1,015,248	1,019,678
3.190% due 07/15/22 ~	1,000,000	1,007,728
DT Auto Owner Trust
1.850% due 08/17/20 ~	773,576	772,862
2.400% due 05/17/21 ~	270,000	269,272
ECMC Group Student Loan Trust 2.902% (LIBOR + 1.350%) due 07/26/66 § ~	262,843	267,597
EdLinc Student Loan Funding Trust 3.350% (US Prime - 1.150%) due 12/01/47 § ~	550,000	546,175

	Principal Amount	Value
Education Loan Asset-Backed Trust 2.352% (LIBOR + 0.800%) due 06/25/26 § ~	$167,726	$167,885
Elara HGV Timeshare Issuer LLC 2.730% due 04/25/28 ~	115,024	114,383
Exeter Automobile Receivables Trust 2.050% due 12/15/21 ~	1,031,451	1,030,058
First Investors Auto Owner Trust
2.000% due 03/15/22 ~	943,182	942,131
2.720% due 04/17/23 ~	260,000	258,952
Flagship Credit Auto Trust
2.070% due 04/15/22 ~	760,000	759,074
2.380% due 10/15/20 ~	888,554	890,141
2.660% due 10/17/22 ~	980,000	976,348
2.770% due 12/15/20 ~	373,955	375,473
Ford Credit Auto Lease Trust 1.920% due 03/15/19	1,380,000	1,380,142
GM Financial Automobile Leasing Trust 1.620% due 09/20/19	1,500,000	1,498,030
Hilton Grand Vacations Trust 2.280% due 01/25/26 ~	98,062	97,401
Hyundai Auto Lease Securitization Trust 1.650% due 07/15/20 ~	700,000	696,633
JP Morgan Student Loan Trust 1.664% (LIBOR + 0.350%) due 06/28/39 § ~	278,181	265,728
Laurel Road Prime Student Loan Trust 1.870% due 11/25/42 ~	430,000	429,646
Mariner Finance Issuance Trust
2.920% due 12/20/29 ~	700,000	698,930
3.620% due 02/20/29 ~	146,000	146,980
Marlette Funding Trust
2.390% due 07/15/24 ~	118,996	118,992
2.827% due 03/15/24 ~	639,096	641,523
MP CLO VII Ltd (Cayman) 2.370% (LIBOR + 0.840%) due 04/18/27 § ~	880,000	880,026
MVW Owner Trust 2.250% due 12/20/33 ~	616,833	610,267
Nelnet Student Loan Trust
1.527% (LIBOR + 0.160%) due 10/25/38 §	975,356	919,607
1.567% (LIBOR + 0.200%) due 01/25/38 §	415,316	390,935
1.717% (LIBOR + 0.350%) due 10/25/40 §	676,509	642,718
1.828% (LIBOR + 0.170%) due 03/23/37 §	462,642	429,707
1.925% (LIBOR + 0.250%) due 06/25/41 §	192,312	179,342
2.828% (LIBOR + 1.500%) due 03/25/48 § ~	1,000,000	1,003,152
2.828% (LIBOR + 1.500%) due 06/25/54 § ~	100,000	91,579
Neuberger Berman CLO XX Ltd (Cayman) 2.162% (LIBOR + 0.800%) due 01/15/28 § ~	1,050,000	1,050,839
Nissan Auto Lease Trust 1.490% due 03/15/19	620,000	619,357
OCP CLO Ltd (Cayman) 2.191% (LIBOR + 0.820%) due 10/26/27 § ~	1,100,000	1,100,957
OneMain Direct Auto Receivables Trust 2.310% due 12/14/21 ~	410,000	409,823
Prestige Auto Receivables Trust
1.460% due 07/15/20 ~	925,743	923,656
1.990% due 06/15/20 ~	1,000,000	1,000,327
Santander Drive Auto Receivables Trust
2.440% due 04/15/21	765,000	766,685
2.970% due 03/15/21	320,000	322,266

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

Santander Retail Auto Lease Trust 1.500% due 11/20/18 ~	$2,426,296	$2,426,375
Sierra Timeshare Receivables Funding LLC
2.300% due 10/20/31 ~	128,123	127,716
2.580% due 09/20/32 ~	784,891	784,712
SLC Student Loan Trust
1.616% (LIBOR + 0.200%) due 02/15/45 §	143,030	134,655
1.819% (LIBOR + 0.230%) due 12/15/39 §	927,901	861,331
1.869% (LIBOR + 0.280%) due 03/15/40 §	989,860	925,019
SLM Student Loan Trust
1.517% (LIBOR + 0.150%) due 04/25/40 §	67,525	61,076
1.547% (LIBOR + 0.180%) due 07/25/55 §	359,610	335,875
1.567% (LIBOR + 0.200%) due 01/25/70 §	197,152	185,133
1.657% (LIBOR + 0.290%) due 01/25/44 §	332,849	314,074
2.239% (LIBOR + 0.650%) due 06/15/38 §	816,982	784,540
2.828% (LIBOR + 1.500%) due 06/27/44 §	100,000	96,222
2.828% (LIBOR + 1.500%) due 12/28/70 §	100,000	95,298
2.828% (LIBOR + 1.500%) due 01/25/72 §	200,000	200,576
SMB Private Education Loan Trust 3.050% due 05/15/26 ~	684,569	693,129
Sofi Consumer Loan Program LLC
3.050% due 12/26/25 ~	1,125,682	1,131,848
3.060% due 09/25/28 ~	988,417	991,166
SoFi Professional Loan Program LLC 2.050% due 01/25/41 ~	550,000	548,717
2.252% (LIBOR + 0.700%) due 03/26/40 § ~	550,679	554,126
3.020% due 10/25/27 ~	78,809	79,254
Springleaf Funding Trust 2.900% due 11/15/29 ~	500,000	500,924
Taco Bell Funding LLC 3.832% due 05/25/46 ~	49,375	50,147
Trafigura Securitisation Finance PLC (Ireland) 2.327% (LIBOR + 0.850%) due 12/15/20 § ~	400,000	402,742
VSE VOI Mortgage LLC 2.540% due 07/20/33 ~	604,789	599,599
Westlake Automobile Receivables Trust 1.780% due 04/15/20 ~	1,129,507	1,128,826

Total Asset-Backed Securities (Cost $55,552,032)		55,528,636

U.S. TREASURY OBLIGATIONS - 91.9%

U.S. Treasury Inflation Protected Securities - 91.9%

0.125% due 04/15/19 ^ ‡	5,337,189	5,326,901
0.125% due 04/15/20 ^ ‡	8,426,560	8,412,807
0.125% due 04/15/21 ^ ‡	6,921,054	6,896,674
0.125% due 04/15/22 ^ ‡	3,651,408	3,627,614
0.125% due 07/15/22 ^ ‡	12,957,491	12,948,283
0.125% due 01/15/23 ^ ‡	11,135,333	11,056,563
0.125% due 07/15/24 ^ ‡	5,890,223	5,825,977
0.375% due 07/15/23 ^ ‡	9,210,879	9,286,923
0.375% due 07/15/27 ^ ‡	3,327,654	3,313,361
0.625% due 07/15/21 ^ ‡	6,238,308	6,361,369
0.625% due 01/15/24 ^ ‡	10,117,035	10,302,289

	Principal Amount	Value

0.625% due 01/15/26 ^ ‡	$6,747,780	$6,862,759
0.625% due 02/15/43 ^	1,931,184	1,894,993
0.750% due 02/15/42 ^ ‡	2,729,100	2,763,131
0.875% due 02/15/47 ^	2,861,180	2,981,038
1.125% due 01/15/21 ^ ‡	4,510,440	4,647,033
1.375% due 02/15/44 ^ ‡	10,382,806	12,017,978
1.750% due 01/15/28 ^ ‡	10,243,641	11,528,745
2.000% due 01/15/26 ^ ‡	3,728,400	4,197,576
2.125% due 02/15/41 ^	3,142,603	4,127,425
2.375% due 01/15/25 ^ ‡	13,714,233	15,641,112
3.375% due 04/15/32 ^	1,042,260	1,444,434
3.625% due 04/15/28 ^ ‡	10,736,634	14,109,487
3.875% due 04/15/29 ^ ‡	4,651,457	6,351,220

		171,925,692

Total U.S. Treasury Obligations (Cost $172,637,678)		171,925,692

MUNICIPAL BONDS - 0.7%

Northstar Education Finance Inc 1.414% (LIBOR + 0.000%) due 04/28/30 §	854,922	849,731
South Carolina Student Loan Corp 2.367% (LIBOR + 1.000%) due 07/25/25 §	523,184	526,281

Total Municipal Bonds (Cost $1,375,465)		1,376,012

SHORT-TERM INVESTMENTS - 45.0%

Commercial Paper - 44.9%

Amphenol Corp 1.524% due 01/03/18	2,250,000	2,249,479
Bell Canada Inc (Canada) 1.537% due 02/01/18	1,750,000	1,747,061
1.608% due 02/12/18	1,750,000	1,746,095
CenterPoint Energy Inc 1.525% due 01/03/18	1,750,000	1,749,595
Dominion Energy Inc
1.525% due 01/09/18	880,000	879,546
1.567% due 01/29/18	2,000,000	1,996,993
Entergy Corp
1.524% due 01/03/18	1,750,000	1,749,537
1.525% due 01/11/18	1,750,000	1,748,791
Enterprise Products Operating LLC
1.494% due 01/08/18	1,750,000	1,749,180
1.525% due 01/08/18	1,750,000	1,749,180
Experian Finance PLC (United Kingdom)
1.474% due 01/22/18	1,750,000	1,748,377
1.475% due 01/22/18	1,750,000	1,748,377
FedEx Corp 1.515% due 01/08/18	1,750,000	1,749,180
FMC Technologies Inc 1.576% due 01/08/18	1,754,000	1,753,179
Ford Motor Credit Co
1.475% due 01/26/18	1,750,000	1,747,704
1.495% due 01/26/18	1,614,000	1,611,882
Fortive Corp
1.604% due 01/08/18	1,664,000	1,663,221
1.615% due 01/11/18	1,750,000	1,748,927
Harley-Davidson Financial Services Inc 1.496% due 02/20/18	3,200,000	3,191,708
HP Inc 1.535% due 01/05/18	3,500,000	3,499,030
Hyundai Capital America 1.494% due 01/08/18	3,500,000	3,498,361
ING US Funding LLC 1.694% due 08/03/18	1,650,000	1,632,396

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Marriott International Inc 1.596% due 01/16/18	$1,750,000	$1,748,501
Molex Electronic Technologies LLC
1.676% due 01/03/18	1,750,000	1,749,546
2.037% due 03/13/18	500,000	497,937
Mondelez International Inc 1.505% due 01/12/18	1,750,000	1,748,842
Public Service Enterprise Group Inc 1.545% due 01/22/18	3,500,000	3,495,966
Rockwell Collins Inc 1.576% due 01/30/18	3,500,000	3,494,568
Schlumberger Holdings Corp
1.527% due 02/08/18	1,500,000	1,496,956
1.527% due 02/09/18	2,000,000	1,995,840
Sempra Global 1.545% due 01/08/18	3,500,000	3,498,361
Suncor Energy Inc (Canada) 1.494% due 01/16/18	1,750,000	1,748,501
TELUS Corp (Canada) 1.713% due 03/28/18	3,500,000	3,484,390
Thomson Reuters Corp (Canada) 1.597% due 01/31/18	3,500,000	3,494,299
TransCanada PipeLines Ltd (Canada)
1.524% due 01/05/18	1,750,000	1,749,430
1.576% due 01/09/18	1,750,000	1,749,546
Walgreens Boots Alliance Inc 1.619% due 02/20/18	3,500,000	3,490,931
WPP CP Finance PLC (United Kingdom) 1.777% due 01/10/18	3,500,000	3,498,024
Xcel Energy Inc 1.602% due 03/29/18	2,000,000	1,990,975

		83,890,412

	Principal Amount	Value

Repurchase Agreement - 0.1%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $176,020; collateralized by U.S. Treasury Notes: 1.625% due 10/31/23 and value $183,651)	$176,016	$176,016

Total Short-Term Investments (Cost $84,088,973)		84,066,428

TOTAL INVESTMENTS - 168.4% (Cost $315,687,588)		314,928,217

DERIVATIVES - 0.4%
(See Notes (e) through (g) in Notes to Schedule of Investments)		735,893

OTHER ASSETS & LIABILITIES, NET - (68.8%)		(128,636,462)

NET ASSETS - 100.0%		$187,027,648

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	91.9%
Short-Term Investments	45.0%
Asset-Backed Securities	29.7%
Others (each less than 3.0%)	1.8%

	168.4%
Derivatives	0.4%
Other Assets & Liabilities, Net	(68.8%	)

	100.0%

(b)	As of December 31, 2017, investments with a total aggregate value of $115,789,749 were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, open futures contracts, option contracts and swap agreements.

(c)	The average amount of borrowings by the Fund on reverse repurchase agreements outstanding during the year ended December 31, 2017 was $21,404,855 at a weighted average interest rate of 1.403%. The average amount of borrowings by the Fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended December 31, 2017 was $10,760,969 at a weighted average interest rate of (0.094%).

(d)	Reverse repurchase agreements outstanding as of December 31, 2017 were as follows:

Counter- party	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BMO	U.S. Treasury Inflation Protected Securities 0.125% - 3.875% due 04/15/20 - 04/15/29	1.400%	11/02/17	01/04/18	($50,378,817)	$50,257,640	($50,257,640)
BNP	U.S. Treasury Inflation Protected Securities 0.125% - 1.375% due 04/15/19 - 02/15/44	1.430%	11/02/17	02/02/18	(40,369,148)	40,223,750	(40,223,750)
HSB	U.S. Treasury Inflation Protected Securities 0.125% - 2.000% due 01/15/21 - 02/15/42	1.520%	12/05/17	03/06/18	(32,668,163)	32,543,125	(32,543,125)
HSB	U.S. Treasury Inflation Protected Securities 0.125% - 0.375% due 07/15/24 - 07/15/27	1.520%	12/04/17	03/06/18	(5,719,391)	5,697,500	(5,697,500)

	Total Reverse Repurchase Agreements						($128,722,015)

(e)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Ultra Long Bonds	03/18	3	$498,385	$502,969	$4,584

Short Futures Outstanding
U.S. Treasury 5-Year Notes	03/18	22	2,551,135	2,555,610	(4,475)
U.S. Treasury 10-Year Notes	03/18	14	1,739,962	1,736,656	3,306

					(1,169)

Total Futures Contracts					$3,415

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(f)	Purchased options outstanding as of December 31, 2017 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call -30-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.440%	12/13/32	JPM	$4,930,000	$247,363	$239,644

Put -30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.940%	12/13/32	JPM	10,030,000	503,255	474,031

Total Purchased Options							$750,618	$713,675

(g)	Swap agreements outstanding as of December 31, 2017 were as follows:

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Payment Frequency	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers NSA	Z	BOA	2.106%	11/03/19	$9,300,000	$9,723	$-	$9,723
U.S. CPI Urban Consumers NSA	Z	BOA	2.013%	11/20/19	3,700,000	2,676	-	2,676
U.S. CPI Urban Consumers NSA	Z	JPM	1.910%	12/20/19	3,700,000	6,404	-	6,404

						$18,803	$-	$18,803

Total Swap Agreements						$18,803	$-	$18,803

(h)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Mortgage-Backed Securities	$2,031,449	$-	$2,031,449	$-
	Asset-Backed Securities	55,528,636	-	55,528,636	-
	U.S. Treasury Obligations	171,925,692	-	171,925,692	-
	Municipal Bonds	1,376,012	-	1,376,012	-
	Short-Term Investments	84,066,428	-	84,066,428	-
	Derivatives:
	Interest Rate Contracts
	Futures	7,890	7,890	-	-
	Purchased Options	713,675	-	713,675	-
	Swaps	18,803	-	18,803	-

	Total Interest Rate Contracts	740,368	7,890	732,478	-

	Total Asset - Derivatives	740,368	7,890	732,478	-

	Total Assets	315,668,585	7,890	315,660,695	-

Liabilities	Reverse Repurchase Agreements	(128,722,015)	-	(128,722,015)	-
	Derivatives:
	Interest Rate Contracts
	Futures	(4,475)	(4,475)	-	-

	Total Liabilities	(128,726,490)	(4,475)	(128,722,015)	-

	Total	$186,942,095	$3,415	$186,938,680	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments

December 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 33.7%

Communications - 1.6%

Altice Luxembourg SA (Luxembourg) 7.250% due 05/15/22 ~	EUR 5,012,000	$6,118,823
Amazon.com Inc 5.200% due 12/03/25	$200,000	229,903
AT&T Inc 2.009% (LIBOR + 0.650%) due 01/15/20 §	6,000,000	6,037,564
CBS Radio Inc 7.250% due 11/01/24 ~	5,300,000	5,614,687
Sprint Capital Corp 6.900% due 05/01/19	3,500,000	3,670,625
Verizon Communications Inc 1.996% (LIBOR + 0.550%) due 05/22/20 §	8,000,000	8,049,317
3.376% due 02/15/25 ~	2,879,000	2,893,749
3.500% due 11/01/24	11,200,000	11,415,005

		44,029,673

Consumer, Cyclical - 1.9%

Air Canada Pass-Through Trust ‘AA’ (Canada) 3.750% due 06/15/29 ~	2,040,870	2,114,953
American Airlines Pass-Through Trust ‘A’ 3.250% due 04/15/30	2,917,345	2,915,011
American Airlines Pass-Through Trust ‘AA’ 3.000% due 04/15/30	3,306,114	3,242,603
Continental Airlines Pass-Through Trust ‘A’ 7.250% due 05/10/21	3,150,481	3,399,762
CVS Health Corp 2.800% due 07/20/20	3,300,000	3,315,495
Daimler Finance North America LLC (Germany) 2.000% due 08/03/18 ~	8,000,000	8,001,592
Ford Motor Credit Co LLC 2.240% due 06/15/18	1,900,000	1,902,004
General Motors Financial Co Inc 2.289% (LIBOR + 0.930%) due 04/13/20 §	9,600,000	9,699,240
2.450% due 11/06/20	4,800,000	4,766,796
3.150% due 01/15/20	5,200,000	5,260,936
3.200% due 07/13/20	4,600,000	4,664,867
Newell Brands Inc 3.850% due 04/01/23	1,700,000	1,760,869
WestJet Airlines Ltd (Canada) 3.500% due 06/16/21 ~	2,900,000	2,929,063

		53,973,191

Consumer, Non-Cyclical - 1.4%

AbbVie Inc 2.300% due 05/14/21	1,100,000	1,092,733
Aetna Inc 1.700% due 06/07/18	7,000,000	6,989,721
Anheuser-Busch InBev Finance Inc (Belgium) 3.300% due 02/01/23	1,000,000	1,024,308
BAT Capital Corp (United Kingdom) 2.764% due 08/15/22 ~	8,500,000	8,461,699
Baxalta Inc 2.438% (LIBOR + 0.780%) due 06/22/18 §	8,300,000	8,317,997
Forest Laboratories LLC 5.000% due 12/15/21 ~	2,500,000	2,675,677

	Principal Amount	Value
Imperial Brands Finance PLC (United Kingdom) 2.050% due 02/11/18 ~	$5,000,000	$4,999,483
Zimmer Biomet Holdings Inc 2.700% due 04/01/20	6,000,000	6,005,708

		39,567,326

Energy - 0.4%

Enterprise Products Operating LLC 6.500% due 01/31/19	3,200,000	3,344,557
Genesis Energy LP 6.750% due 08/01/22	2,100,000	2,189,250
Odebrecht Drilling Norbe VIII/IX Ltd (Brazil) 6.350% due 06/30/22 Y ~	3,146,000	1,997,710
Plains All American Pipeline LP 2.600% due 12/15/19	2,250,000	2,237,994

		9,769,511

Financial - 27.6%

AerCap Ireland Capital DAC (Netherlands) 4.500% due 05/15/21	6,900,000	7,251,477
Ally Financial Inc 3.250% due 02/13/18	1,500,000	1,501,500
Banco Espirito Santo SA (Portugal) 2.625% due 05/08/18 * Y ~	EUR 1,000,000	371,953
4.750% due 01/15/18 * Y ~	5,600,000	1,998,949
Bank of America Corp 2.345% (LIBOR + 0.650%) due 10/01/21 §	$8,500,000	8,542,859
2.365% (LIBOR + 1.000%) due 04/24/23 §	9,700,000	9,861,990
2.625% due 04/19/21	4,000,000	4,021,914
2.650% due 04/01/19	4,000,000	4,023,130
3.300% due 01/11/23	1,480,000	1,514,873
5.650% due 05/01/18	5,000,000	5,059,906
6.875% due 04/25/18	10,100,000	10,254,761
Barclays Bank PLC (United Kingdom) 7.750% (USD Swap + 6.833%) due 04/10/23 §	1,300,000	1,322,750
10.179% due 06/12/21 ~	6,900,000	8,414,771
Barclays PLC (United Kingdom) 6.500% (EUR Swap + 5.875%) due 09/15/19 §	EUR 5,100,000	6,554,309
8.250% (USD Swap + 6.705%) due 12/15/18 §	$9,500,000	9,978,562
Blackstone CQP Holdco LP 6.500% due 03/20/21 ~	11,200,000	11,424,000
BRFkredit AS (Denmark) 1.000% due 01/01/18 ~	DKK 110,800,000	17,858,752
1.000% due 10/01/18	153,500,000	25,019,508
4.000% due 01/01/18	79,100,000	12,752,480
Cantor Fitzgerald LP 6.500% due 06/17/22 ~	$8,200,000	9,097,861
Capital One Financial Corp 1.830% (LIBOR + 0.450%) due 10/30/20 §	7,000,000	7,000,667
2.400% due 10/30/20	900,000	895,017
Citigroup Inc 1.700% due 04/27/18	3,900,000	3,896,417
2.050% due 06/07/19	2,000,000	1,994,716
2.140% (LIBOR + 0.790%) due 01/10/20 §	9,600,000	9,659,809
2.327% (LIBOR + 0.960%) due 04/25/22 §	2,100,000	2,123,043
2.350% due 08/02/21	4,000,000	3,959,356
2.445% (LIBOR + 0.930%) due 06/07/19 §	3,900,000	3,931,555
2.650% due 10/26/20	1,900,000	1,907,506
2.750% due 04/25/22	9,400,000	9,389,296
Cooperatieve Rabobank UA (Netherlands) 11.000% due 06/30/19 ~	5,200,000	5,830,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.644% (LIBOR + 2.290%) due 04/16/21 §	$5,500,000	$5,781,081
3.800% due 09/15/22	11,000,000	11,357,620
3.800% due 06/09/23	6,200,000	6,400,892
Deutsche Bank AG (Germany) 2.329% (LIBOR + 0.970%) due 07/13/20 §	5,100,000	5,110,883
2.609% (LIBOR + 1.190%) due 11/16/22 §	5,800,000	5,824,020
3.320% (LIBOR + 1.910%) due 05/10/19 §	13,700,000	13,957,901
Dexia Credit Local SA (France) 2.375% due 09/20/22 ~	12,700,000	12,565,555
Discover Bank 2.600% due 11/13/18	3,200,000	3,211,456
Essex Portfolio LP REIT 3.375% due 04/15/26	5,200,000	5,167,487
HCP Inc REIT 4.000% due 12/01/22	3,900,000	4,087,502
Hospitality Properties Trust REIT 4.250% due 02/15/21	2,500,000	2,587,025
HSBC Holdings PLC (United Kingdom) 3.400% due 03/08/21	7,000,000	7,157,247
3.763% (LIBOR + 2.240%) due 03/08/21 §	5,600,000	5,901,195
International Lease Finance Corp 6.250% due 05/15/19	5,400,000	5,660,068
JPMorgan Chase & Co 2.400% due 06/07/21	6,000,000	5,970,119
2.550% due 03/01/21	7,200,000	7,206,338
LeasePlan Corp NV (Netherlands) 2.875% due 01/22/19 ~	8,000,000	8,006,951
Lloyds Banking Group PLC (United Kingdom) 7.000% (GBP Swap + 5.060%) due 06/27/19 § ~	GBP 3,300,000	4,707,674
Manulife Financial Corp (Canada) 4.150% due 03/04/26	$2,000,000	2,125,706
Morgan Stanley 2.125% due 04/25/18	300,000	300,022
2.543% (LIBOR + 1.180%) due 01/20/22 §	9,600,000	9,763,080
2.647% (LIBOR + 1.280%) due 04/25/18 §	2,000,000	2,006,626
National Australia Bank Ltd (Australia) 2.250% due 03/16/21 ~	7,700,000	7,638,812
Navient Corp 5.500% due 01/15/19	700,000	714,000
Nordea Kredit Realkreditaktieselskab (Denmark) 1.000% due 04/01/18	DKK 50,000,000	8,097,265
1.000% due 10/01/18	131,800,000	21,488,156
Nykredit Realkredit AS (Denmark) 1.000% due 01/01/18	41,000,000	6,608,363
1.000% due 04/01/18	240,000,000	38,826,567
1.000% due 04/01/18 ~	136,000,000	22,001,721
1.000% due 07/01/18	55,000,000	8,936,226
1.000% due 07/01/18 ~	103,800,000	16,860,913
1.000% due 10/01/18 ~	175,100,000	28,547,619
2.000% due 04/01/18 ~	29,100,000	4,719,512
2.000% due 04/01/18	71,800,000	11,643,850
OneMain Financial Holdings LLC 6.750% due 12/15/19 ~	$1,400,000	1,446,620
7.250% due 12/15/21 ~	1,300,000	1,351,773
Piper Jaffray Cos 5.060% due 10/09/18 ~	2,000,000	2,029,663
Public Storage REIT 2.370% due 09/15/22	7,200,000	7,107,673

	Principal Amount	Value
Realkredit Danmark AS (Denmark) 1.000% due 01/01/18	DKK 20,000,000	$3,223,598
1.000% due 04/01/18	388,400,000	62,834,718
2.000% due 01/01/18	57,000,000	9,188,008
2.000% due 04/01/18	88,300,000	14,320,718
Royal Bank of Canada (Canada) 2.300% due 03/22/21	$7,700,000	7,657,150
Royal Bank of Scotland Group PLC (United Kingdom) 2.500% due 03/22/23 ~	EUR 4,900,000	6,350,055
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 08/05/21	$4,500,000	4,494,375
Simon Property Group LP REIT 2.500% due 09/01/20	6,400,000	6,425,002
Springleaf Finance Corp 8.250% due 12/15/20	4,000,000	4,410,000
Sumitomo Mitsui Banking Corp (Japan) 2.027% (LIBOR + 0.670%) due 10/19/18 §	10,000,000	10,038,054
Sumitomo Mitsui Trust Bank Ltd (Japan) 2.050% due 03/06/19 ~	8,000,000	7,980,062
Tesco Property Finance PLC (United Kingdom) 5.661% due 10/13/41 ~	GBP 98,608	156,693
5.801% due 10/13/40 ~	196,281	318,063
The Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 2.594% (LIBOR + 1.020%) due 09/14/18 § ~	$7,500,000	7,542,036
The Bear Stearns Cos LLC 7.250% due 02/01/18	10,900,000	10,943,713
The Goldman Sachs Group Inc 2.160% (LIBOR + 0.780%) due 10/31/22 §	9,800,000	9,818,094
2.789% (LIBOR + 1.200%) due 09/15/20 §	8,400,000	8,562,291
The Toronto-Dominion Bank (Canada) 2.250% due 03/15/21 ~	7,700,000	7,660,177
UBS AG (Switzerland) 1.799% (LIBOR + 0.320%) due 05/28/19 § ~	4,200,000	4,201,218
1.835% (LIBOR + 0.320%) due 12/07/18 § ~	6,000,000	6,007,434
2.103% (LIBOR + 0.580%) due 06/08/20 § ~	10,000,000	10,049,510
2.331% (LIBOR + 0.850%) due 06/01/20 §	1,700,000	1,721,310
UBS Group Funding Switzerland AG (Switzerland) 3.000% due 04/15/21 ~	8,000,000	8,061,656
4.125% due 04/15/26 ~	7,100,000	7,455,838
Wells Fargo & Co 7.980% due 03/15/18	16,700,000	16,991,415
Wells Fargo Bank NA 2.159% (LIBOR + 0.650%) due 12/06/19 §	5,000,000	5,048,058

		771,748,614

Technology - 0.5%

Dell International LLC 5.450% due 06/15/23 ~	6,500,000	7,031,251
Hewlett Packard Enterprise Co 2.850% due 10/05/18	7,000,000	7,035,009

		14,066,260

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Utilities - 0.3%

SGSP Australia Assets Pty Ltd (Australia) 3.300% due 04/09/23 ~	$1,000,000	$1,009,687
The Southern Co 2.395% (LIBOR + 0.700%) due 09/30/20 § ~	8,500,000	8,551,825

		9,561,512

Total Corporate Bonds & Notes (Cost $917,111,351)		942,716,087

SENIOR LOAN NOTES - 0.1%

Communications - 0.1%

CBS Radio Inc Term B 4.172% (LIBOR + 2.750%) due 11/17/24 §	1,487,736	1,497,964

Total Senior Loan Notes (Cost $1,480,410)		1,497,964

MORTGAGE-BACKED SECURITIES - 48.6%

Collateralized Mortgage Obligations - Commercial - 1.3%

Capmark Mortgage Securities Inc (IO) 1.084% due 05/15/35 §	267,537	919
CFCRE Commercial Mortgage Trust 3.060% due 11/10/49	5,613,000	5,643,555
Citigroup Commercial Mortgage Trust 2.984% due 11/15/49	8,000,000	8,028,619
Freddie Mac Multifamily Structured Pass-Through Certificates (IO) 1.276% due 08/25/22 §	21,397,733	1,044,625
GS Mortgage Securities Trust 3.602% due 10/10/49 § ~	7,000,000	7,010,528
JP Morgan Chase Commercial Mortgage Securities Trust 2.927% (LIBOR + 1.450%) due 10/15/33 § ~	6,000,000	6,020,870
JPMCC Re-REMIC Trust 2.927% (LIBOR + 1.450%) due 01/15/33 § ~	2,971,598	2,977,408
Morgan Stanley Bank of America Merrill Lynch Trust 3.150% due 03/15/48	7,000,000	7,126,062

		37,852,586

Collateralized Mortgage Obligations - Residential - 6.6%

Alternative Loan Trust 1.681% (LIBOR + 0.180%) due 02/20/47 §	6,351,867	5,309,345
1.742% (LIBOR + 0.190%) due 10/25/46 §	361,470	361,204
1.832% (LIBOR + 0.280%) due 02/25/37 §	172,262	158,020
1.862% (LIBOR + 0.310%) due 10/25/35 §	142,032	128,546
Alternative Loan Trust (IO) 3.448% (5.000% - LIBOR) due 05/25/35 §	2,463,796	213,730
Banc of America Funding Trust 1.539% due 08/25/47 § ~	8,919,044	7,290,509
3.633% due 02/20/36 §	1,238,289	1,228,944
Banc of America Mortgage Trust 6.000% due 05/25/37	4,184,646	3,674,376
BCAP LLC Trust 4.996% due 03/26/37 § ~	523,717	515,751
5.250% due 02/26/36 § ~	2,073,045	1,742,869
5.250% due 08/26/37 § ~	2,737,580	2,819,967

	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust 3.280% (UST + 2.050%) due 08/25/35 §	$15,059	$15,388
3.385% due 08/25/33 §	1,745,568	1,748,449
Bear Stearns ALT-A Trust 2.392% (LIBOR + 0.840%) due 11/25/34 §	199,668	199,280
3.294% due 01/25/36 §	3,002,988	2,961,143
Bear Stearns Structured Products Inc Trust 3.202% due 12/26/46 §	942,140	816,966
4.010% due 01/26/36 §	1,258,859	1,147,133
ChaseFlex Trust 4.669% due 09/25/36 §	5,233,298	5,093,333
Citigroup Mortgage Loan Trust 3.486% due 08/25/35 §	402,147	310,262
3.503% due 08/25/36 §	1,708,281	1,587,241
Countrywide Home Loan Mortgage Pass-Through Trust 2.192% (LIBOR + 0.640%) due 03/25/35 §	920,112	908,149
3.355% due 05/20/34 §	951,691	959,403
3.457% due 08/25/34 §	141,846	134,905
6.500% due 10/25/37	1,603,057	1,405,477
Credit Suisse First Boston Mortgage Securities Corp 1.831% due 03/25/32 § ~	199,669	189,380
Downey Savings & Loan Association Mortgage Loan Trust 3.258% due 07/19/44 §	806,722	814,133
Fannie Mae 1.612% (LIBOR + 0.060%) due 07/25/37 §	217,612	214,340
1.891% (LIBOR + 0.400%) due 04/18/28 §	72,005	72,654
1.941% (LIBOR + 0.450%) due 10/18/30 §	428	430
2.152% (LIBOR + 0.600%) due 05/25/40 §	2,069,566	2,098,261
5.000% due 03/25/21	15,591	15,958
6.500% due 10/25/42 §	716,138	830,522
Fannie Mae (IO) 5.148% (6.700% - LIBOR) due 10/25/35 §	4,594	734
FHLMC-GNMA 7.500% due 09/20/26	132,207	149,637
First Horizon Alternative Mortgage Securities Trust 3.158% due 03/25/35 §	992,555	828,756
3.327% due 06/25/34 §	3,350,437	3,331,467
Freddie Mac 1.827% (LIBOR + 0.350%) due 12/15/29 §	12,765	12,788
1.877% (LIBOR + 0.400%) due 06/15/41 §	6,860,566	6,884,304
7.000% due 09/15/21	11,516	12,001
7.500% due 01/15/23	318,960	342,944
Freddie Mac Structured Pass-Through Certificates 2.202% (US FED + 1.200%) due 10/25/44 §	1,393,982	1,415,308
2.402% (US FED + 1.400%) due 07/25/44 §	7,115,791	7,189,531
Government National Mortgage Association 1.613% (LIBOR + 0.370%) due 10/20/66 §	3,280,024	3,281,609
1.743% (LIBOR + 0.500%) due 04/20/64 §	4,830,721	4,833,096
1.793% (LIBOR + 0.550%) due 05/20/65 §	1,842,754	1,839,699
1.843% (LIBOR + 0.600%) due 07/20/65 - 08/20/65 §	11,934,238	11,940,904

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
1.893% (LIBOR + 0.650%) due 07/20/63 §	$10,219,977	$10,257,801
1.993% (LIBOR + 0.750%) due 01/20/66 §	8,010,823	8,071,888
2.550% (LIBOR + 0.750%) due 04/20/67 §	8,870,353	9,145,050
Great Hall Mortgages No 1 PLC (United Kingdom) 1.730% (LIBOR + 0.130%) due 06/18/39 § ~	5,998,622	5,882,092
GreenPoint Mortgage Funding Trust 1.822% (LIBOR + 0.270%) due 11/25/45 §	60,397	53,549
HarborView Mortgage Loan Trust 1.712% (LIBOR + 0.160%) due 05/25/38 §	1,915,246	1,663,853
Impac CMB Trust 2.092% (LIBOR + 0.540%) due 05/25/35 §	95,688	96,143
Impac Secured Assets Trust 1.722% (LIBOR + 0.170%) due 01/25/37 §	784,386	751,460
IndyMac ARM Trust 2.779% due 01/25/32 §	24,067	23,599
JP Morgan Alternative Loan Trust 6.000% due 12/27/36 ~	1,693,612	1,384,481
JP Morgan Mortgage Trust 1.852% (LIBOR + 0.300%) due 10/25/35 §	3,040,530	2,615,027
Lehman Mortgage Trust 5.750% due 02/25/37	10,194,305	8,993,803
Marche Mutui SARL (Italy) 1.919% (EUR LIBOR + 2.250%) due 01/27/64 § ~	EUR 152,479	183,431
MASTR Adjustable Rate Mortgages Trust 3.595% due 04/21/34 §	$33,299	34,070
MASTR Alternative Loan Trust 1.952% (LIBOR + 0.400%) due 03/25/36 §	749,331	148,706
Merrill Lynch Alternative Note Asset Trust 1.732% (LIBOR + 0.180%) due 04/25/37 §	1,297,833	1,303,449
Merrill Lynch Mortgage Investors Trust 1.802% (LIBOR + 0.250%) due 11/25/35 §	29,721	28,747
3.164% due 06/25/35 §	64,867	64,339
PHH Alternative Mortgage Trust 1.712% (LIBOR + 0.160%) due 02/25/37 §	17,796,609	15,759,826
Provident Funding Mortgage Loan Trust 3.381% due 04/25/34 §	4,297	4,329
RALI Trust 6.250% due 01/25/37	1,373,546	1,152,094
RBSSP Resecuritization Trust 6.250% due 12/26/36 § ~	746,952	500,299
Reperforming Loan REMIC Trust 1.892% (LIBOR + 0.340%) due 06/25/35 § ~	2,577,447	2,398,299
Residential Asset Securitization Trust (IO) 3.398% (4.950% - LIBOR) due 11/25/35 §	3,127,951	466,896
Residential Funding Mortgage Securities I Trust 3.785% due 09/25/35 §	728,802	601,876
Residential Mortgage Securities PLC (United Kingdom) 1.666% (GBP LIBOR + 1.150%) due 06/15/46 § ~	GBP 1,770,066	2,413,052
Resloc UK PLC (United Kingdom) 0.131% (EUR LIBOR + 0.160%) due 12/15/43 § ~	EUR 3,241,457	3,759,035

	Principal Amount	Value
Sequoia Mortgage Trust 1.851% (LIBOR + 0.350%) due 07/20/33 §	$749,720	$711,996
Structured Adjustable Rate Mortgage Loan Trust 3.286% due 01/25/35 §	339,438	334,707
Structured Asset Mortgage Investments II Trust 1.745% (LIBOR + 0.250%) due 07/19/35 §	258,516	251,107
1.762% (LIBOR + 0.210%) due 05/25/36 §	1,164,705	918,167
1.782% (LIBOR + 0.230%) due 02/25/36 §	1,661,784	1,514,386
1.832% (LIBOR + 0.280%) due 02/25/36 §	1,134,688	1,079,970
2.012% (LIBOR + 0.460%) due 05/25/45 §	278,226	260,790
Structured Asset Mortgage Investments Trust 2.155% (LIBOR + 0.660%) due 09/19/32 §	64,820	63,537
Suntrust Alternative Loan Trust (IO) 3.548% (5.100% - LIBOR) due 12/25/35 §	7,020,949	594,557
WaMu Mortgage Pass-Through Certificates Trust 1.822% (LIBOR + 0.270%) due 12/25/45 §	61,186	59,549
1.842% (LIBOR + 0.290%) due 10/25/45 §	67,413	65,380
2.463% (US FED + 1.400%) due 08/25/42 §	40,226	39,053
Washington Mutual Mortgage Pass-Through Certificates Trust 1.893% (US FED + 0.830%) due 11/25/46 §	1,913,989	1,652,467
5.750% due 01/25/36	2,607,056	2,354,138
6.000% due 07/25/36	2,755,882	2,475,157
Washington Mutual Mortgage Pass-Through Certificates Trust (IO) 3.298% (4.850% - LIBOR) due 11/25/35 §	16,750,561	2,287,949
3.398% (4.950% - LIBOR) due 11/25/35 §	4,211,399	601,287
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 3.279% due 02/25/33 §	38,363	38,804
Wells Fargo Mortgage-Backed Securities Trust 3.354% due 07/25/36 §	2,824,177	2,758,707
3.568% due 04/25/36 §	829,835	840,989
3.620% due 10/25/33 §	74,699	75,640
3.628% due 03/25/36 §	118,163	114,365
3.739% due 12/25/34 §	324,147	330,085

		184,208,827

Fannie Mae - 36.1%

1.957% (US FED + 1.250%) due 03/01/33 §	306,858	311,569
2.202% (US FED + 1.200%) due 08/01/42 - 10/01/44 §	1,173,649	1,194,403
2.310% due 08/01/22	1,200,000	1,192,389
2.454% (UST + 1.695%) due 02/01/33 §	338,323	354,436
2.675% (UST + 1.925%) due 02/01/33 §	5,028	5,271
2.733% (UST + 2.025%) due 01/01/34 §	9,712	10,177
2.788% (LIBOR + 1.413%) due 07/01/33 §	18,673	19,426
2.805% (UST + 2.055%) due 04/01/34 §	55,770	56,487

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
2.820% (UST + 1.975%) due 03/01/34 §	$13,325	$14,071
2.844% (LIBOR + 1.373%) due 09/01/35 §	214,518	221,379
2.845% (UST + 2.095%) due 04/01/27 §	8,013	8,101
2.870% due 09/01/27	4,800,000	4,797,454
2.933% (LIBOR + 1.538%) due 01/01/36 §	52,303	54,717
3.000% due 04/01/27 - 02/01/48	207,511,511	207,647,156
3.017% (LIBOR + 1.550%) due 09/01/33 §	34,043	35,313
3.019% (LIBOR + 1.648%) due 08/01/36 §	390,290	406,751
3.027% (UST + 2.125%) due 01/01/23 §	32,424	33,270
3.095% (LIBOR + 1.345%) due 12/01/34 §	1,559,101	1,619,170
3.130% (LIBOR + 1.376%) due 07/01/33 §	32,214	33,815
3.134% (LIBOR + 1.396%) due 08/01/35 §	449,744	467,878
3.154% (LIBOR + 1.389%) due 07/01/35 §	1,330,896	1,384,798
3.175% (LIBOR + 1.455%) due 04/01/35 §	533,204	558,864
3.180% (LIBOR + 1.430%) due 12/01/34 §	4,264	4,496
3.207% (US FED + 1.250%) due 05/01/36 §	29,958	31,469
3.316% (UST + 2.160%) due 12/01/22 §	4,165	4,281
3.320% (UST + 2.070%) due 01/01/25 §	26,617	27,305
3.322% (LIBOR + 1.696%) due 03/01/33 §	12,207	12,854
3.330% due 11/01/21	355,232	366,244
3.382% (LIBOR + 1.632%) due 11/01/34 §	6,653	6,976
3.401% (UST + 2.360%) due 11/01/34 §	2,994,648	3,172,199
3.490% (LIBOR + 1.740%) due 08/01/34 §	730	769
3.500% due 02/01/33 - 02/01/48	258,000,000	264,847,070
3.590% (LIBOR + 1.840%) due 09/01/35 §	60,165	63,171
3.626% (US FED + 1.250%) due 05/01/36 §	24,307	25,665
3.683% (US FED + 1.250%) due 05/01/36 §	975,863	1,033,110
3.750% (LIBOR + 2.250%) due 06/01/34 §	4,685	4,947
4.000% due 07/01/18 - 02/01/48	338,717,262	353,902,955
4.500% due 10/01/18 - 02/01/48	95,771,572	101,770,610
4.865% (US FED + 1.735%) due 09/01/34 §	193,789	205,740
5.000% due 01/01/23 - 02/01/48	30,496,965	32,800,759
5.500% due 08/01/18 - 09/01/41	19,537,140	20,761,589
6.000% due 02/01/23 - 01/01/48	7,990,483	8,982,126
6.500% due 04/01/18 - 09/01/37	935,143	1,042,241
7.500% due 01/01/33	23,734	27,867
8.000% due 05/01/30 - 08/01/30	5,073	5,178
8.500% due 07/01/32	2,819	3,019

		1,009,529,535

Federal Housing Authority - 0.0%

6.896% due 07/01/20	26,424	26,481
7.430% due 10/01/20	7,917	7,942

		34,423

	Principal Amount	Value
Freddie Mac - 3.1%

2.762% (UST + 2.137%) due 01/01/28 §	$6,575	$6,740
3.045% (UST + 2.242%) due 05/01/23 §	2,271	2,323
3.099% (LIBOR + 1.345%) due 09/01/35 §	249,942	258,792
3.124% (UST + 2.249%) due 03/01/32 §	111,367	116,667
3.250% (UST + 2.250%) due 05/01/32 - 07/01/32 §	12,033	12,439
3.500% due 02/01/48	37,000,000	37,955,987
4.000% due 02/01/48	19,000,000	19,850,666
4.500% due 01/01/48	20,000,000	21,269,125
5.500% due 03/01/23 - 05/01/40	6,369,749	7,056,443
6.000% due 11/01/18 - 10/01/22	272,664	304,822
7.000% due 10/01/37	38,929	43,061

		86,877,065

Government National Mortgage Association - 1.5%

2.250% (UST + 1.500%) due 12/20/22 - 12/20/32 §	575,295	593,410
2.375% (UST + 1.500%) due 01/20/23 - 03/20/33 §	662,504	681,795
2.500% (UST + 1.500%) due 11/20/24 - 02/20/25 §	26,110	27,015
2.625% (UST + 1.500%) due 05/20/22 - 06/20/32 §	898,363	922,285
2.750% (UST + 1.500%) due 07/20/23 - 09/20/32 §	387,019	398,887
2.750% (UST + 2.000%) due 11/20/24 §	70,821	73,220
2.875% (UST + 2.000%) due 03/20/29 §	30,992	31,228
3.250% (UST + 2.000%) due 08/20/20 - 07/20/24 §	60,972	61,413
3.500% due 02/01/48	6,000,000	6,200,203
4.000% due 03/15/44 - 02/01/48	25,765,731	26,869,175
5.000% due 05/15/33 - 01/01/48	5,137,395	5,543,886
6.000% due 06/15/38 - 09/15/38	18,119	20,285
7.500% due 07/15/31 - 12/15/31	33,483	39,860
8.000% due 12/15/29 - 08/15/32	250,766	275,337
8.500% due 08/15/22 - 12/15/30	292,371	301,515
9.000% due 02/15/20 - 04/15/20	2,213	2,290
10.000% due 07/15/22 - 02/15/25	879	913

		42,042,717

Total Mortgage-Backed Securities (Cost $1,346,466,168)		1,360,545,153

ASSET-BACKED SECURITIES - 13.6%

ABFC Trust 2.102% (LIBOR + 0.550%) due 07/25/35 §	5,600,000	5,093,481
ACE Securities Corp Home Equity Loan Trust 2.212% (LIBOR + 0.660%) due 11/25/35 §	800,574	802,098
Anchorage Capital CLO Ltd (Cayman) 2.518% (LIBOR + 1.140%) due 07/28/26 § ~	3,000,000	3,012,234
Ares XXIX CLO Ltd (Cayman) 2.543% (LIBOR + 1.190%) due 04/17/26 § ~	8,000,000	8,033,614
Argent Securities Inc Asset-Backed Pass-Through Certificates 1.932% (LIBOR + 0.380%) due 02/25/36 §	2,583,024	2,037,341
Bear Stearns Asset-Backed Securities I Trust 1.662% (LIBOR + 0.110%) due 04/25/31 §	559,400	704,833

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Bear Stearns Asset-Backed Securities Trust 3.652% (LIBOR + 2.100%) due 03/25/35 §	$3,064,789	$3,069,411
Carlyle Global Market Strategies CLO Ltd (Cayman) 2.499% (LIBOR + 1.140%) due 10/16/25 § ~	3,600,000	3,602,376
Catamaran CLO Ltd (Cayman) 2.754% (LIBOR + 1.400%) due 10/18/26 § ~	6,000,000	6,044,941
Cent CLO 21 Ltd (Cayman) 2.585% (LIBOR + 1.210%) due 07/27/26 § ~	8,000,000	8,031,995
Chase Issuance Trust 1.777% (LIBOR + 0.300%) due 01/18/22 §	8,000,000	8,038,475
CIFC Funding Ltd CLO (Cayman) 2.753% (LIBOR + 1.400%) due 01/17/27 § ~	9,200,000	9,250,924
CIT Mortgage Loan Trust 2.902% (LIBOR + 1.350%) due 10/25/37 § ~	6,910,250	6,961,687
Citigroup Mortgage Loan Trust 1.692% (LIBOR + 0.140%) due 12/25/36 §	5,739,829	5,710,296
1.702% (LIBOR + 0.150%) due 12/25/36 §	12,475,628	6,769,906
1.712% (LIBOR + 0.160%) due 12/25/36 § ~	2,987,878	1,986,985
Countrywide Asset-Backed Certificates 1.682% (LIBOR + 0.130%) due 12/25/36 §	6,433,463	5,910,099
1.692% (LIBOR + 0.140%) due 06/25/47 §	8,914,970	7,136,384
1.702% (LIBOR + 0.150%) due 05/25/37 §	2,306,757	2,249,682
2.002% (LIBOR + 0.450%) due 03/25/47 § ~	2,261,162	1,386,802
CWABS Asset-Backed Certificates Trust 1.692% (LIBOR + 0.140%) due 03/25/37 §	4,893,081	4,677,917
1.702% (LIBOR + 0.150%) due 02/25/37 §	4,336,513	4,327,201
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30	40,363	48,445
Dryden XXV Senior Loan Fund CLO (Cayman) 2.259% (LIBOR + 0.900%) due 10/15/27 § ~	7,100,000	7,112,404
EFS Volunteer No 2 LLC 2.432% (LIBOR + 0.880%) due 07/26/27 § ~	1,268,802	1,270,718
FBR Securitization Trust 2.093% (LIBOR + 0.765%) due 09/25/35 §	28,530,000	24,613,268
Flagship Credit Auto Trust 1.930% due 12/15/21 ~	6,500,751	6,494,814
Flagship VII Ltd CLO (Cayman) 2.483% (LIBOR + 1.120%) due 01/20/26 § ~	7,000,000	7,032,600
Ford Credit Auto Lease Trust 1.560% due 11/15/19	3,984,368	3,979,225
1.617% (LIBOR + 0.140%) due 11/15/19 §	5,370,235	5,370,158
Galaxy XVI CLO Ltd (Cayman) 2.549% (LIBOR + 1.130%) due 11/16/25 § ~	5,800,000	5,817,505
GSAA Home Equity Trust 1.722% (LIBOR + 0.170%) due 09/25/36 §	12,680,614	6,708,984
Home Equity Asset Trust 2.332% (LIBOR + 0.780%) due 10/25/34 §	4,430,337	4,406,936

	Principal Amount	Value
Home Equity Mortgage Loan Asset-Backed Trust 1.872% (LIBOR + 0.320%) due 04/25/37 §	$6,539,533	$5,999,058
HSI Asset Securitization Corp Trust 1.882% (LIBOR + 0.330%) due 02/25/36 §	1,062,182	982,509
Imc Home Equity Loan Trust 6.720% due 08/20/29 §	2,458	2,428
IXIS Real Estate Capital Trust 1.652% (LIBOR + 0.100%) due 01/25/37 §	11,251,276	5,313,763
JMP Credit Advisors CLO III Ltd (Cayman) 2.593% (LIBOR + 1.240%) due 10/17/25 § ~	8,100,000	8,144,598
Kitty Hawk CLO LLC 2.569% (LIBOR + 1.210%) due 04/15/27 § ~	5,000,000	5,016,241
Lehman ABS Mortgage Loan Trust 1.642% (LIBOR + 0.090%) due 06/25/37 § ~	1,417,336	1,000,346
Lehman XS Trust 1.722% (LIBOR + 0.170%) due 02/25/37 §	7,154,088	5,047,481
Lockwood Grove CLO Ltd (Cayman) 2.837% (LIBOR + 1.470%) due 04/25/25 § ~	7,700,000	7,758,596
Long Beach Mortgage Loan Trust 1.702% (LIBOR + 0.150%) due 09/25/36 §	3,727,229	2,611,912
Malin CLO BV (Netherlands) 0.000% (EUR LIBOR + 0.270%) due 05/07/23 § ~	EUR 515,428	618,631
Mastr Asset-Backed Securities Trust 1.802% (LIBOR + 0.250%) due 04/25/36 §	$9,696,197	4,474,969
Mid-State Trust VIII 7.791% due 03/15/38	349,327	376,001
Morgan Stanley ABS Capital I Inc Trust 1.732% (LIBOR + 0.180%) due 03/25/37 §	3,205,242	1,718,830
1.772% (LIBOR + 0.220%) due 11/25/36 §	7,905,752	5,040,801
1.802% (LIBOR + 0.250%) due 03/25/37 §	5,366,917	2,900,887
Mountain Hawk II CLO Ltd (Cayman) 2.523% (LIBOR + 1.160%) due 07/22/24 § ~	9,860,675	9,879,326
Mountain Hawk III CLO Ltd (Cayman) 2.554% (LIBOR + 1.200%) due 04/18/25 § ~	6,000,000	6,019,025
Navient Private Education Loan Trust 2.977% (LIBOR + 1.500%) due 01/16/35 § ~	2,564,504	2,580,535
Navient Student Loan Trust 1.852% (LIBOR + 0.300%) due 07/26/66 § ~	7,080,834	7,086,403
Northwoods Capital X Ltd CLO (Cayman) 2.471% (LIBOR + 1.080%) due 11/04/25 § ~	5,000,000	5,002,950
Option One Mortgage Loan Trust 1.772% (LIBOR + 0.220%) due 02/25/37 §	17,294,698	12,858,198
OZLM Funding V Ltd (Cayman) 2.483% (LIBOR + 1.130%) due 01/17/26 § ~	8,100,000	8,139,249
Palmer Square CLO Ltd (Cayman) 2.573% (LIBOR + 1.220%) due 10/17/27 § ~	5,000,000	5,024,976
Park Place Securities Inc Asset-Backed Pass-Through Certificates 2.377% (LIBOR + 0.825%) due 07/25/35 §	6,700,000	6,380,161

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
People’s Choice Home Loan Securities Trust 2.072% (LIBOR + 0.520%) due 12/25/35 §	$1,400,456	$1,369,516
RAAC Trust 2.202% (LIBOR + 0.650%) due 06/25/47 §	2,828,640	2,653,344
RASC Trust 1.712% (LIBOR + 0.160%) due 11/25/36 §	944,241	898,911
1.962% (LIBOR + 0.410%) due 01/25/36 §	3,136,838	3,116,451
Renaissance Home Equity Loan Trust 2.208% (LIBOR + 0.880%) due 08/25/33 §	228,123	223,511
Saratoga Investment Corp CLO Ltd (Cayman) 2.913% (LIBOR + 1.550%) due 10/20/25 § ~	7,000,000	7,049,546
Securitized Asset-Backed Receivables LLC Trust 2.212% (LIBOR + 0.660%) due 08/25/35 §	9,856,343	6,331,870
SLM Student Loan Trust 1.477% (LIBOR + 0.110%) due 10/27/25 §	2,532,690	2,531,286
SMB Private Education Loan Trust 1.927% (LIBOR + 0.450%) due 06/17/24 § ~	2,839,887	2,844,712
Sound Point CLO IV Ltd (Cayman) 2.463% (LIBOR + 1.100%) due 01/21/26 § ~	9,600,000	9,634,677
Soundview Home Loan Trust 1.662% (LIBOR + 0.110%) due 02/25/37 §	1,686,644	653,874
SpringCastle America Funding LLC 3.050% due 04/25/29 ~	5,196,903	5,235,629
Structured Asset Investment Loan Trust 1.862% (LIBOR + 0.310%) due 01/25/36 §	10,000,000	9,284,748
Structured Asset Securities Corp Mortgage Loan Trust 1.722% (LIBOR + 0.170%) due 12/25/36 §	752,738	731,694
1.822% (LIBOR + 0.270%) due 03/25/36 §	2,500,000	2,090,083
Telos CLO Ltd (Cayman) 2.623% (LIBOR + 1.270%) due 01/17/27 § ~	6,400,000	6,424,160
Terwin Mortgage Trust 1.762% (LIBOR + 0.210%) due 04/25/37 § ~	783,984	774,178
THL Credit Wind River CLO Ltd (Cayman) 2.534% (LIBOR + 1.180%) due 04/18/26 § ~	6,600,000	6,623,364
TICP CLO II Ltd (Cayman) 2.523% (LIBOR + 1.160%) due 07/20/26 § ~	5,000,000	5,018,809
Venture XX CLO Ltd (Cayman) 2.179% (LIBOR + 0.820%) due 04/15/27 § ~	5,600,000	5,600,190
VOLT XL LLC 4.375% due 11/27/45 § ~	1,663,852	1,671,736
WhiteHorse VI Ltd (Cayman) 2.581% (LIBOR + 1.200%) due 02/03/25 § ~	3,781,515	3,794,050

Total Asset-Backed Securities (Cost $368,646,366)		382,227,952

	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES - 0.4%

Freddie Mac 1.250% due 10/02/19 ‡	$10,950,000	$10,820,220
United States Small Business Administration 6.120% due 09/01/21	127,817	132,699

Total U.S. Government Agency Issues (Cost $11,047,711)		10,952,919

U.S. TREASURY OBLIGATIONS - 25.2%

U.S. Treasury Bonds - 13.6%

2.250% due 08/15/46	11,400,000	10,272,116
2.500% due 02/15/45	1,300,000	1,238,230
2.500% due 02/15/46 ‡	4,800,000	4,563,823
2.750% due 08/15/42	26,200,000	26,361,976
2.750% due 11/15/42	19,000,000	19,106,223
2.875% due 05/15/43 ‡	27,500,000	28,253,540
2.875% due 08/15/45	67,300,000	69,002,614
3.000% due 11/15/44	30,000,000	31,483,522
3.125% due 02/15/42 ‡	8,000,000	8,593,267
3.125% due 02/15/43 ‡	1,900,000	2,039,592
3.125% due 08/15/44 ‡	43,800,000	47,036,387
3.375% due 05/15/44	13,300,000	14,912,026
3.625% due 08/15/43	19,600,000	22,857,299
3.750% due 11/15/43	28,300,000	33,692,321
4.250% due 05/15/39 ‡	4,900,000	6,189,659
4.375% due 11/15/39	20,700,000	26,617,531
4.375% due 05/15/40	9,300,000	11,983,614
4.500% due 08/15/39	7,700,000	10,052,212
4.625% due 02/15/40 ‡	5,500,000	7,309,268

		381,565,220

U.S. Treasury Inflation Protected Securities - 0.6%

0.375% due 07/15/27 ^	15,226,518	15,161,063

U.S. Treasury Notes - 11.0%

1.875% due 07/31/22 ‡	30,500,000	30,087,529
2.125% due 09/30/24 ‡	65,600,000	64,779,065
2.250% due 01/31/24 ‡	6,700,000	6,685,077
2.250% due 02/15/27	30,700,000	30,293,355
2.250% due 08/15/27	106,820,000	105,354,315
2.375% due 05/15/27	43,700,000	43,589,560
2.500% due 05/15/24 ‡	26,900,000	27,202,308

		307,991,209

Total U.S. Treasury Obligations (Cost $700,418,397)		704,717,492

FOREIGN GOVERNMENT BONDS & NOTES - 7.8%

Argentina Treasury Bills (Argentina) 3.148% due 11/16/18	5,600,000	5,449,875
Brazil Letras do Tesouro Nacional (Brazil) 6.543% due 04/01/18	BRL 209,400,000	62,137,845
6.560% due 07/01/18	101,200,000	29,557,197
6.682% due 10/01/18	124,100,000	35,639,009
Hydro-Quebec (Canada) 8.625% due 06/15/29	$1,000,000	1,450,930
Japan Bank for International Cooperation (Japan) 2.375% due 07/21/22	8,500,000	8,384,890
Kuwait Government (Kuwait) 2.750% due 03/20/22 ~	8,000,000	7,982,808
Province of Ontario (Canada) 1.650% due 09/27/19	17,200,000	17,052,009
3.150% due 06/02/22	CAD 11,300,000	9,353,559
4.000% due 06/02/21	16,300,000	13,796,777
4.400% due 04/14/20	$2,400,000	2,514,359

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

Province of Quebec (Canada) 2.750% due 08/25/21	$3,600,000	$3,639,921
3.500% due 07/29/20	2,400,000	2,474,907
3.500% due 12/01/22	CAD 1,900,000	1,600,127
4.250% due 12/01/21	7,500,000	6,439,857
Sweden Government (Sweden) 0.875% due 01/31/18 ~	EUR 8,900,000	10,693,299

Total Foreign Government Bonds & Notes (Cost $227,150,408)		218,167,369

MUNICIPAL BONDS - 0.6%

City of Chicago IL ‘B’ 5.630% due 01/01/22	$3,500,000	3,555,895
7.750% due 01/01/42	5,600,000	6,226,696
State of Iowa 6.750% due 06/01/34	1,000,000	1,061,620
Tobacco Settlement Finance Authority WV ‘A’ 7.467% due 06/01/47	8,075,000	7,876,436

Total Municipal Bonds (Cost $17,530,927)		18,720,647

SHORT-TERM INVESTMENTS - 16.7%

Certificates of Deposit - 1.2%

Barclays Bank PLC (United Kingdom) 1.940% due 09/04/18 §	33,800,000	33,804,001

Commercial Paper - 2.3%

Bank of Montreal (Canada) 1.471% due 01/17/18	2,200,000	1,749,009
Bank of Nova Scotia (Canada) 1.421% due 01/22/18	7,000,000	5,564,081
Enable Midstream Partners LP 2.400% due 01/17/18	7,000,000	6,992,441
Enbridge Energy Partners LP 2.200% due 01/11/18	7,000,000	6,995,708
Ford Motor Credit Co LLC 2.000% due 09/04/18	9,100,000	8,968,704
Hewlett Packard Enterprise Co 1.630% due 01/04/18	7,000,000	6,998,339
ING US Funding LLC 1.742% (LIBOR + 0.190%) due 07/23/18 §	6,000,000	5,998,668
Royal Bank of Canada (Canada) 1.235% due 01/05/18	8,900,000	7,078,580
Spectra Energy Partners LP 1.750% due 01/11/18	7,000,000	6,995,708
Suncor Energy Inc (Canada) 1.700% due 01/29/18	6,000,000	5,990,979

		63,332,217

Foreign Government Issues - 13.1%

Argentina Treasury Bills (Argentina) 2.839% due 06/29/18	5,600,000	5,516,398
2.909% due 04/13/18	2,300,000	2,281,464
Hellenic Republic Treasury Bills (Greece) 1.615% due 03/16/18	EUR 14,400,000	17,225,996
Japan Treasury Bills (Japan)
(0.420%) due 02/13/18	JPY 4,600,000,000	40,832,119
(0.359%) due 02/13/18	800,000,000	7,101,238
(0.284%) due 02/05/18	570,000,000	5,059,465
(0.254%) due 03/05/18	10,270,000,000	91,169,527
(0.238%) due 02/26/18	7,210,000,000	64,003,300
(0.200%) due 03/12/18	170,000,000	1,509,177
(0.195%) due 03/26/18	160,000,000	1,420,486

	Principal Amount	Value

(0.193%) due 01/29/18	JPY 3,640,000,000	$32,308,663
(0.190%) due 02/13/18	5,950,000,000	52,815,458
(0.187%) due 02/05/18	2,170,000,000	19,261,473
(0.174%) due 01/10/18	730,000,000	6,478,947
(0.167%) due 01/10/18	690,000,000	6,123,936
(0.152%) due 03/19/18	20,000,000	177,556
(0.150%) due 03/12/18	30,000,000	266,325
(0.140%) due 03/12/18	20,000,000	177,550
(0.130%) due 03/12/18	20,000,000	177,550
(0.126%) due 03/12/18	70,000,000	621,426
Nigeria OMO Bills (Nigeria) 19.366% due 06/07/18	NGN 1,010,000,000	2,627,824
United Kingdom Treasury Bills (United Kingdom) 0.040% due 01/29/18	GBP 8,400,000	11,339,327

		368,495,205

U.S. Treasury Bills - 0.1%

1.033% due 01/04/18 ‡	$527,000	526,967
1.112% due 01/04/18 ‡	1,311,000	1,310,918
1.127% due 01/04/18 ‡	486,000	485,969
1.220% due 02/22/18 ‡	304,000	303,457

		2,627,311

Total Short-Term Investments (Cost $467,555,732)		468,258,734

TOTAL INVESTMENTS - 146.7% (Cost $4,057,407,470)		4,107,804,317

DERIVATIVES - (1.1%)
(See Notes (f) through (j) in Notes to Schedule of Investments)		(30,609,056)

OTHER ASSETS & LIABILITIES, NET - (45.6%)		(1,277,430,060)

NET ASSETS - 100.0%		$2,799,765,201

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	48.6%
Corporate Bonds & Notes	33.7%
U.S. Treasury Obligations	25.2%
Short-Term Investments	16.7%
Asset-Backed Securities	13.6%
Foreign Government Bonds & Notes	7.8%
Others (each less than 3.0%)	1.1%

	146.7%

Derivatives	(1.1%	)
Other Assets & Liabilities, Net	(45.6%	)

	100.0%

(b)	Investments with a total aggregate value of $4,368,612 or 0.2% of the Fund’s net assets were in default as of December 31, 2017.

(c)	As of December 31, 2017, investments with a total aggregate value of $92,439,975 were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(d)	The average amount of borrowings by the Fund on reverse repurchase agreements outstanding during the year ended December 31, 2017 was $2,285,240 at a weighted average interest rate of 3.125%. The average amount of borrowings by the Fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended December 31, 2017 was $145,334,633 at a weighted average interest rate of 0.907%.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(e)	A reverse repurchase agreement outstanding as of December 31, 2017 was as follows:

Counter- party	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BOM	U.S. Treasury Bond 3.125% due 08/15/44	1.550%	12/05/17	02/05/18	($32,164,127)	$32,081,250	($32,081,250)

(f)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euribor	03/18	2,341	$704,486,436	$704,458,880	($27,556)
Euribor	06/18	1,220	367,108,255	367,088,494	(19,761)
Euro-Bund	02/18	800	119,200,816	119,200,000	(816)
Euro-Bund	03/18	546	106,535,200	105,919,433	(615,767)
U.S. Treasury 5-Year Notes	03/18	5,365	626,419,697	623,220,198	(3,199,499)
U.S. Treasury 10-Year Notes	03/18	3,051	380,427,011	378,467,016	(1,959,995)

					(5,823,394)

Short Futures Outstanding
Canada 10-Year Bonds	03/18	262	28,371,789	28,092,570	279,219
Euro-Bobl	03/18	291	46,145,768	45,952,440	193,328
Euro-BTP	03/18	283	47,088,235	46,227,338	860,897
Euro-OAT	03/18	1,412	266,005,679	262,903,971	3,101,708
Euro-Schatz	03/18	123	16,539,314	16,525,434	13,880
Eurodollar	03/19	383	93,830,174	93,638,713	191,461
Eurodollar	06/19	767	187,829,462	187,416,450	413,012
Eurodollar	09/19	467	114,312,457	114,070,587	241,870
Eurodollar	12/19	667	163,194,068	162,864,725	329,343
Eurodollar	03/20	272	66,538,722	66,408,800	129,922
Long Gilt	03/18	241	40,451,770	40,725,355	(273,585)
U.S. Treasury 30-Year Bonds	03/18	1,616	247,300,313	247,248,000	52,313

					5,533,368

Total Futures Contracts					($290,026)

(g)	Forward foreign currency contracts outstanding as of December 31, 2017 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
AUD	12,910,000	USD	9,889,060	02/18	CIT	$183,768
BRL	1,390,702	USD	420,406	01/18	BNP	(1,153)
BRL	125,440,000	USD	38,535,859	01/18	CIT	(719,694)
BRL	100,000	USD	30,230	01/18	DUB	(83)
BRL	118,099,688	USD	35,895,448	01/18	GSC	(292,154)
BRL	164,300,000	USD	49,667,473	01/18	HSB	(136,256)
BRL	46,409,298	USD	14,029,413	01/18	JPM	(38,488)
BRL	1,390,702	USD	403,980	01/18	JPM	15,272
BRL	87,759,688	USD	26,805,446	01/18	MSC	(348,695)
BRL	99,100,000	USD	30,237,383	01/18	SCB	(361,890)
BRL	118,099,688	USD	35,307,390	02/18	GSC	176,302
BRL	40,500,000	USD	11,786,276	04/18	BNP	303,457
BRL	18,700,000	USD	5,711,493	04/18	MSC	(129,320)
CAD	8,895,000	USD	6,940,922	01/18	CSF	136,830
CAD	5,923,000	USD	4,629,533	01/18	JPM	83,399
DKK	888,000	USD	135,360	01/18	BNP	7,757
DKK	4,703,000	USD	743,322	01/18	CIT	14,651
DKK	23,840,000	USD	3,805,864	01/18	UBS	36,385
DKK	28,545,292	USD	4,575,670	04/18	BOA	51,838
DKK	55,885,000	USD	8,602,324	07/18	CIT	513,934
EUR	3,564,000	USD	4,242,931	02/18	BOA	43,924
EUR	9,480,000	USD	11,304,939	02/18	GSC	97,808
EUR	1,017,000	USD	1,205,722	02/18	HSB	17,548
EUR	10,442,000	USD	12,392,359	02/18	JPM	167,503
EUR	3,600,000	USD	4,281,792	02/18	MSC	48,365
EUR	8,559,000	USD	10,205,364	02/18	UBS	89,584
GBP	36,622,000	USD	48,746,739	01/18	UBS	709,105
GBP	28,545,000	USD	38,275,657	02/18	JPM	317,424
GBP	1,980,000	USD	2,655,103	02/18	UBS	21,874
INR	16,298,370	USD	248,606	03/18	CIT	5,104
JPY	4,484,800,000	USD	40,017,825	02/18	BNP	(135,197)
JPY	3,998,800,000	USD	35,915,376	02/18	GSC	(354,671)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
JPY	9,023,300,000	USD	80,884,365	02/18	JPM	($641,565)
MXN	248,710,000	USD	12,658,415	01/18	BOA	(57,694)
MXN	6,273,000	USD	325,734	01/18	SCB	(7,917)
RUB	331,040,875	USD	5,599,000	01/18	UBS	137,337
RUB	587,017,790	USD	9,714,173	03/18	CIT	367,935
RUB	406,163,935	USD	6,846,594	03/18	HSB	129,325
RUB	96,708,730	USD	1,602,863	03/18	MSC	58,122
RUB	743,372,325	USD	12,449,087	04/18	BNP	280,931
RUB	204,041,048	USD	3,421,355	04/18	HSB	72,784
SGD	19,483,000	USD	14,340,434	03/18	CIT	242,217
TWD	626,961,596	USD	20,942,000	01/18	GSC	156,401
TWD	700,321,120	USD	23,312,953	03/18	CIT	482,793
TWD	514,086,030	USD	17,257,000	03/18	CSF	210,788
TWD	626,961,596	USD	21,242,854	03/18	SCB	60,258
USD	9,501,714	AUD	12,572,000	02/18	UBS	(307,396)
USD	406,757	BRL	1,390,702	01/18	BNP	(12,495)
USD	37,920,193	BRL	125,440,000	01/18	CIT	104,029
USD	26,472	BRL	100,000	01/18	DUB	(3,675)
USD	35,444,084	BRL	118,099,688	01/18	GSC	(159,210)
USD	48,975,917	BRL	164,300,000	01/18	HSB	(555,300)
USD	13,110,258	BRL	47,800,000	01/18	JPM	(1,299,920)
USD	26,529,531	BRL	87,759,688	01/18	MSC	72,780
USD	29,957,678	BRL	99,100,000	01/18	SCB	82,185
USD	58,106,909	BRL	196,900,000	04/18	HSB	(670,087)
USD	58,896,797	BRL	198,600,000	04/18	JPM	(387,670)
USD	30,234,226	BRL	101,200,000	07/18	SCB	319,064
USD	36,773,639	BRL	124,100,000	10/18	JPM	472,835
USD	27,167,274	CAD	34,909,947	01/18	BOA	(610,572)
USD	5,512,610	CAD	7,000,000	01/18	CSF	(58,088)
USD	15,735,243	CAD	20,135,839	01/18	GSC	(286,845)
USD	1,715,243	CAD	2,200,000	01/18	HSB	(35,443)
USD	6,962,109	CAD	8,900,000	01/18	JPM	(118,796)
USD	35,985,305	DKK	243,376,292	01/18	BOA	(3,239,201)
USD	6,027,683	DKK	41,588,000	01/18	GSC	(674,978)
USD	8,629,753	DKK	58,391,000	01/18	JPM	(781,016)
USD	15,886,901	DKK	107,428,000	04/18	BNP	(1,528,368)
USD	52,704,215	DKK	358,777,000	04/18	BOA	(5,457,510)
USD	747,707	DKK	4,703,000	04/18	CIT	(14,702)
USD	41,048,935	DKK	267,910,000	04/18	GSC	(2,382,243)
USD	11,952,409	DKK	73,450,761	04/18	GSC	45,227
USD	14,769,321	DKK	101,000,000	04/18	TDB	(1,603,898)
USD	17,192,883	DKK	107,805,000	04/18	UBS	(283,501)
USD	16,603,915	DKK	111,435,000	07/18	BOA	(1,575,219)
USD	17,230,423	DKK	105,313,134	07/18	GSC	51,184
USD	3,947,411	DKK	24,305,000	10/18	BOA	(44,170)
USD	2,577,573	DKK	15,700,000	10/18	GSC	(819)
USD	14,637,568	DKK	90,043,000	10/18	SCB	(150,086)
USD	26,525,604	DKK	161,151,000	10/18	SGN	59,968
USD	27,040,859	DKK	173,805,000	10/18	TDB	(1,502,928)
USD	10,618,305	EUR	8,900,000	01/18	SCB	(77,595)
USD	36,322,254	EUR	31,011,000	02/18	BOA	(978,442)
USD	31,488,019	EUR	26,366,000	02/18	JPM	(225,571)
USD	1,840,846	EUR	1,558,000	02/18	MSC	(33,150)
USD	5,981,862	EUR	5,073,000	02/18	SCB	(120,051)
USD	14,093,883	EUR	11,900,000	03/18	GSC	(245,542)
USD	2,968,243	EUR	2,500,000	03/18	UBS	(44,242)
USD	11,286,996	GBP	8,400,000	01/18	DUB	(63,764)
USD	60,025,711	GBP	45,524,000	02/18	BNP	(1,523,121)
USD	15,899,703	GBP	12,045,000	02/18	GSC	(385,239)
USD	9,757,593	GBP	7,205,000	02/18	GSC	16,372
USD	13,852,835	GBP	10,416,000	02/18	JPM	(229,685)
USD	6,161,402	JPY	690,000,000	01/18	BNP	36,041
USD	38,897,436	JPY	4,370,000,000	01/18	JPM	73,663
USD	53,386,769	JPY	6,050,000,000	02/18	CIT	(402,237)
USD	112,209,995	JPY	12,583,100,000	02/18	CIT	276,225
USD	40,827,013	JPY	4,600,000,000	02/18	DUB	(76,102)
USD	77,251,400	JPY	8,693,300,000	02/18	GSC	(56,761)
USD	6,100,983	JPY	684,800,000	02/18	GSC	11,164
USD	79,228,378	JPY	8,928,900,000	02/18	HSB	(174,937)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
USD	13,201,898	JPY	1,489,600,000	02/18	JPM	($44,192)
USD	37,025,609	JPY	4,124,600,000	02/18	JPM	346,184
USD	18,272,741	JPY	2,070,000,000	02/18	MSC	(133,661)
USD	5,045,420	JPY	570,000,000	02/18	UBS	(21,044)
USD	178,851	JPY	20,000,000	03/18	BNP	686
USD	624,994	JPY	70,000,000	03/18	BOA	1,147
USD	892,900	JPY	100,000,000	03/18	CIT	1,766
USD	624,833	JPY	70,000,000	03/18	JPM	1,522
USD	94,094,589	JPY	10,500,000,000	03/18	MSC	637,262
USD	78,541,107	KRW	87,406,826,954	03/18	UBS	(3,425,405)
USD	7,464,882	MXN	142,123,000	01/18	BOA	264,318
USD	2,473,534	MXN	47,287,000	01/18	BRC	77,771
USD	4,095,735	MXN	78,295,000	01/18	GSC	128,972
USD	2,545,363	NGN	959,601,813	06/18	SCB	(151,311)
USD	813,941	NZD	1,189,000	01/18	JPM	(28,642)
USD	14,274,448	SGD	19,416,247	03/18	BOA	(258,240)
USD	192,127	THB	6,359,387	03/18	MSC	(3,342)
USD	148,646	TRY	583,000	01/18	SGN	(4,239)
USD	21,067,258	TWD	626,961,596	01/18	SCB	(31,143)
USD	89,284,142	TWD	2,672,720,788	03/18	CIT	(1,530,463)

Total Forward Foreign Currency Contracts						($28,915,946)

(h)	Purchased options outstanding as of December 31, 2017 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.905%	08/20/18	MSC	$16,100,000	$1,587,800	$239,334
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.930%	08/20/18	GSC	5,800,000	615,612	79,099
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.940%	08/20/18	GSC	5,100,000	498,780	67,174
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.945%	12/09/19	BOA	9,000,000	432,000	360,214
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.943%	12/12/19	GSC	2,300,000	110,400	92,915

							$3,244,592	$838,736

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Put - U.S. Treasury 5-Year Notes (03/18)	$108.50	02/23/18	CME	5,100	$553,350,000	$43,554	$5,100
Put - U.S. Treasury 10-Year Notes (03/18)	112.50	02/23/18	CME	72	8,100,000	615	72
Put - U.S. Treasury 10-Year Notes (03/18)	113.00	02/23/18	CME	27	3,051,000	231	27
Put - U.S. Treasury 10-Year Notes (03/18)	113.50	02/23/18	CME	3,639	413,026,500	29,803	3,639
Put - Eurodollar (03/18)	98.25	03/19/18	CME	1,355	332,821,875	-	177,844

						$74,203	$186,682

Total Purchased Options						$3,318,795	$1,025,418

(i)	Premiums received and value of written options outstanding as of December 31, 2017 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - BRL versus USD	BRL 3.40	01/03/18	GSC	$5,100,000	$48,960	($714)
Call - BRL versus USD	6.30	01/11/18	CSF	8,900,000	473,925	(9)
Call - RUB versus USD	RUB 60.17	01/12/18	BOA	9,100,000	69,023	(3,831)
Call - BRL versus USD	BRL 3.40	01/18/18	GSC	15,400,000	154,000	(57,149)
Call - BRL versus USD	3.48	01/30/18	CSF	7,900,000	80,975	(22,649)
Call - RUB versus USD	RUB 60.85	02/02/18	CIT	5,400,000	46,548	(9,547)
Call - RUB versus USD	61.25	02/06/18	SCB	7,600,000	65,626	(13,710)

					$939,057	($107,609)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers NSA	215.95	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	03/10/20	DUB	$4,200,000	$31,500	($1)
Floor - U.S. CPI Urban Consumers NSA	215.95	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	03/12/20	CIT	11,600,000	98,160	(1)
Floor - U.S. CPI Urban Consumers NSA	216.69	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	04/07/20	CIT	27,900,000	248,820	(3)
Floor - U.S. CPI Urban Consumers NSA	217.97	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	09/29/20	CIT	12,300,000	158,670	(1)
Floor - U.S. CPI Urban Consumers NSA	218.01	Maximum of [0, - (Final Index/Initial Index) - 1]	10/13/20	DUB	12,500,000	122,500	(3)

						$659,650	($9)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	08/20/18	GSC	$48,100,000	$1,120,191	($88,783)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	08/20/18	MSC	70,700,000	1,577,596	(130,498)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.750%	12/09/19	BOA	39,700,000	433,632	(392,014)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.750%	12/12/19	GSC	10,000,000	109,091	(99,391)

							$3,240,510	($710,686)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - Eurodollar (03/18)	$98.75	03/19/18	CME	1,355	$334,515,625	$-	($8,469)

Total Written Options						$4,839,217	($826,773)

(j)	Swap agreements outstanding as of December 31, 2017 were as follows:

Credit Default Swaps on Corporate Issues – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/17 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Petrobras Global Finance BV	Q	1.000%	06/20/18	BNP	0.526%	$800,000	$2,028	($115,723)	$117,751
Petrobras Global Finance BV	Q	1.000%	12/20/19	BNP	0.918%	1,900,000	3,539	(189,451)	192,990
Petrobras Global Finance BV	Q	1.000%	12/20/19	GSC	0.918%	700,000	1,304	(73,272)	74,576
Petrobras Global Finance BV	Q	1.000%	12/20/19	MSC	0.918%	2,200,000	4,098	(203,609)	207,707
Petrobras Global Finance BV	Q	1.000%	03/20/20	HSB	1.039%	1,500,000	(848)	(273,727)	272,879

							10,121	(855,782)	865,903

				Exchange
The Goldman Sachs Group Inc	Q	1.000%	09/20/20	ICE	0.318%	7,000,000	129,757	89,569	40,188
Tesco PLC	Q	1.000%	06/20/22	ICE	0.841%	EUR 11,700,000	110,604	(490,410)	601,014

							240,361	(400,841)	641,202

Total Credit Default Swaps on Corporate Issues – Sell Protection							$250,482	($1,256,623)	$1,507,105

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX NA AAA 9	M	0.500%	09/17/58	MER	$9,000,000	$17,029	($364,019)	$381,048

				Exchange
CDX IG27 5Y	Q	1.000%	12/20/21	ICE	51,500,000	1,193,089	1,024,574	168,515

Total Credit Default Swaps on Credit Indices – Sell Protection						$1,210,118	$660,555	$549,563

Total Credit Default Swaps						$1,460,600	($596,068)	$2,056,668

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	S/Q	LCH	1.951%	12/05/19	$225,500,000	($350,876)	$-	($350,876)
BRL-CDI-Compounded	Z/Z	CME	8.180%	01/02/20	BRL 260,200,000	304,515	29,717	274,798
BRL-CDI-Compounded	Z/Z	CME	8.220%	01/02/20	455,900,000	631,531	(204,621)	836,152
BRL-CDI-Compounded	Z/Z	CME	10.060%	01/02/23	135,400,000	448,810	76,561	372,249
6-Month EUR-LIBOR	A/S	LCH	1.500%	03/21/48	EUR 6,700,000	(18,125)	(236,154)	218,029

						$1,015,855	($334,497)	$1,350,352

Interest Rate Swaps – Receive Floating Rate
Floating Rate Index	Payment Frequency Fixed Rate/Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	S/Q	CME	1.250%	06/21/20	$18,200,000	$386,210	$351,059	$35,151
6-Month GBP-LIBOR	S/S	LCH	1.000%	03/21/23	GBP 38,600,000	176,406	(352,368)	528,774
3-Month CAD-CDOR	S/S	CME	2.700%	12/19/24	CAD 9,700,000	(202,919)	(667,273)	464,354
6-Month JPY-LIBOR	S/S	CME	0.300%	03/18/26	JPY 14,820,000,000	(842,066)	(719,677)	(122,389)
6-Month JPY-LIBOR	S/S	LCH	0.300%	03/18/26	12,600,000,000	(606,500)	(762,914)	156,414
6-Month JPY-LIBOR	S/S	LCH	0.300%	09/20/27	3,480,000,000	11,117	(176,672)	187,789
3-Month USD-LIBOR	S/Q	CME	2.500%	12/20/27	$45,600,000	(349,052)	(1,301,961)	952,909
6-Month GBP-LIBOR	S/S	LCH	1.500%	03/21/28	GBP 47,500,000	(1,231,370)	(1,422,169)	190,799
3-Month CAD-CDOR	S/S	CME	1.750%	12/16/46	CAD 2,300,000	310,749	(29,678)	340,427
3-Month USD-LIBOR	S/Q	LCH	2.532%	12/05/47	$22,200,000	23,693	-	23,693
3-Month USD-LIBOR	S/Q	CME	2.750%	12/20/47	3,800,000	(149,716)	(85,220)	(64,496)
6-Month GBP-LIBOR	S/S	LCH	1.750%	03/21/48	GBP 15,000,000	(1,604,736)	(486,543)	(1,118,193)

						($4,078,184)	($5,653,416)	$1,575,232

Total Interest Rate Swaps						($3,062,329)	($5,987,913)	$2,925,584

Total Swap Agreements						($1,601,729)	($6,583,981)	$4,982,252

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(k)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$942,716,087	$-	$942,716,087	$-
	Senior Loan Notes	1,497,964	-	1,497,964	-
	Mortgage-Backed Securities	1,360,545,153	-	1,360,545,153	-
	Asset-Backed Securities	382,227,952	-	382,227,952	-
	U.S. Government Agency Issues	10,952,919	-	10,952,919	-
	U.S. Treasury Obligations	704,717,492	-	704,717,492	-
	Foreign Government Bonds & Notes	218,167,369	-	218,167,369	-
	Municipal Bonds	18,720,647	-	18,720,647	-
	Short-Term Investments	468,258,734	-	468,258,734	-
	Derivatives:
	Credit Contracts
	Swaps	1,461,448	-	1,461,448	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	8,321,088	-	8,321,088	-
	Interest Rate Contracts
	Futures	5,806,953	5,806,953	-	-
	Purchased Options	1,025,418	-	1,025,418	-
	Swaps	2,293,031	-	2,293,031	-

	Total Interest Rate Contracts	9,125,402	5,806,953	3,318,449	-

	Total Asset - Derivatives	18,907,938	5,806,953	13,100,985	-

	Total Assets	4,126,712,255	5,806,953	4,120,905,302	-

Liabilities	Due to Custodian (Line of Credit)	(45,730)	-	(45,730)	-
	Reverse Repurchase Agreements	(32,081,250)	-	(32,081,250)	-
	Sale-buyback Financing Transactions	(213,047,853)	-	(213,047,853)	-
	Derivatives:
	Credit Contracts
	Swaps	(848)	-	(848)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(37,237,034)	-	(37,237,034)	-
	Written Options	(107,609)	-	(107,609)	-

	Total Foreign Currency Contracts	(37,344,643)	-	(37,344,643)	-

	Interest Rate Contracts
	Futures	(6,096,979)	(6,096,979)	-	-
	Written Options	(719,164)	-	(719,164)	-
	Swaps	(5,355,360)	-	(5,355,360)	-

	Total Interest Rate Contracts	(12,171,503)	(6,096,979)	(6,074,524)	-

	Total Liabilities - Derivatives	(49,516,994)	(6,096,979)	(43,420,015)	-

	Total Liabilities	(294,691,827)	(6,096,979)	(288,594,848)	-

	Total	$3,832,020,428	($290,026)	$3,832,310,454	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments

December 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 49.9%

Basic Materials - 1.8%

Anglo American Capital PLC (United Kingdom)
3.625% due 05/14/20 ~	$2,070,000	$2,108,447
9.375% due 04/08/19 ~	4,765,000	5,178,764
INVISTA Finance LLC 4.250% due 10/15/19 ~	7,045,000	7,168,992
LyondellBasell Industries NV
5.000% due 04/15/19	7,436,000	7,636,172
6.000% due 11/15/21	1,685,000	1,873,049
Solvay Finance America LLC (Belgium) 3.400% due 12/03/20 ~	2,930,000	2,993,640
The Sherwin-Williams Co 2.250% due 05/15/20	8,195,000	8,171,736
Westlake Chemical Corp 4.625% due 02/15/21	4,390,000	4,521,700

		39,652,500

Communications - 4.3%

Alibaba Group Holding Ltd (China) 2.500% due 11/28/19	6,910,000	6,931,191
AT&T Inc 2.300% due 03/11/19	6,330,000	6,338,139
Baidu Inc (China)
2.750% due 06/09/19	3,655,000	3,661,429
3.250% due 08/06/18	1,250,000	1,256,144
BellSouth LLC 4.285% due 04/26/21 ~	15,685,000	15,796,429
British Telecommunications PLC (United Kingdom) 2.350% due 02/14/19	1,000,000	1,001,262
Charter Communications Operating LLC
3.579% due 07/23/20	4,963,000	5,058,171
4.464% due 07/23/22	2,607,000	2,722,385
CSC Holdings LLC 10.875% due 10/15/25 ~	1,697,000	2,019,430
Discovery Communications LLC 2.200% due 09/20/19	1,980,000	1,971,463
eBay Inc 2.150% due 06/05/20	2,895,000	2,876,170
JD.com Inc (China) 3.125% due 04/29/21	5,495,000	5,481,029
Omnicom Group Inc
4.450% due 08/15/20	2,933,000	3,078,549
6.250% due 07/15/19	1,815,000	1,919,300
SES GLOBAL Americas Holdings GP (Luxembourg) 2.500% due 03/25/19 ~	3,000,000	2,989,685
Telecom Italia Capital SA (Italy) 6.999% due 06/04/18	5,952,000	6,076,694
Telefonica Emisiones SAU (Spain) 3.192% due 04/27/18	890,000	893,232
Tencent Holdings Ltd (China)
2.875% due 02/11/20 ~	1,905,000	1,916,582
3.375% due 05/02/19 ~	1,660,000	1,680,146
The Interpublic Group of Cos Inc 4.000% due 03/15/22	1,110,000	1,148,242
Time Warner Cable LLC
6.750% due 07/01/18	3,865,000	3,951,027
8.250% due 04/01/19	4,235,000	4,527,319
8.750% due 02/14/19	2,469,000	2,633,040
Viacom Inc
2.750% due 12/15/19	4,015,000	4,010,381
5.625% due 09/15/19	1,765,000	1,847,356

		91,784,795

	Principal Amount	Value
Consumer, Cyclical - 5.2%

Air Canada Pass-Through Trust ‘C’ (Canada) 6.625% due 05/15/18 ~	$5,240,000	$5,338,250
Aptiv PLC 3.150% due 11/19/20	3,105,000	3,154,829
AutoZone Inc 1.625% due 04/21/19	265,000	262,857
Brinker International Inc 2.600% due 05/15/18	8,065,000	8,075,081
CVS Health Corp 1.900% due 07/20/18	5,000,000	4,999,151
Daimler Finance North America LLC (Germany)
1.650% due 05/18/18 ~	4,220,000	4,216,506
1.750% due 10/30/19 ~	3,500,000	3,458,328
2.300% due 02/12/21 ~	4,525,000	4,488,223
2.375% due 08/01/18 ~	4,715,000	4,725,335
Delta Air Lines Inc
2.600% due 12/04/20	1,255,000	1,251,835
2.875% due 03/13/20	6,210,000	6,254,656
DR Horton Inc 2.550% due 12/01/20	1,750,000	1,748,471
Ford Motor Credit Co LLC
2.021% due 05/03/19	3,155,000	3,141,459
2.375% due 01/16/18	1,249,000	1,249,164
2.551% due 10/05/18	3,705,000	3,716,436
2.875% due 10/01/18	3,000,000	3,018,194
General Motors Co 3.500% due 10/02/18	1,905,000	1,925,161
General Motors Financial Co Inc 3.100% due 01/15/19	2,845,000	2,860,931
GLP Capital LP 4.375% due 11/01/18	9,120,000	9,234,000
Hyundai Capital America
2.000% due 07/01/19 ~	3,220,000	3,182,318
2.400% due 10/30/18 ~	3,000,000	2,997,694
2.500% due 03/18/19 ~	5,935,000	5,921,854
2.875% due 08/09/18 ~	555,000	556,236
Lennar Corp 2.950% due 11/29/20 ~	5,125,000	5,112,187
Newell Brands Inc
2.150% due 10/15/18	1,455,000	1,456,545
2.600% due 03/29/19	617,000	619,247
Nissan Motor Acceptance Corp
1.550% due 09/13/19 ~	2,380,000	2,350,645
2.150% due 09/28/20 ~	1,570,000	1,557,528
QVC Inc 3.125% due 04/01/19	7,107,000	7,135,131
Royal Caribbean Cruises Ltd 2.650% due 11/28/20	880,000	879,893
Scientific Games International Inc 7.000% due 01/01/22 ~	3,945,000	4,166,906
Southwest Airlines Co 2.750% due 11/06/19	4,080,000	4,110,533

		113,165,584

Consumer, Non-Cyclical - 6.4%

Abbott Laboratories
2.350% due 11/22/19	7,095,000	7,098,992
2.900% due 11/30/21	3,065,000	3,102,935
AbbVie Inc
1.800% due 05/14/18	6,860,000	6,857,248
2.300% due 05/14/21	1,705,000	1,693,736
Allergan Funding SCS 2.350% due 03/12/18	4,505,000	4,508,729
Anheuser-Busch InBev Finance Inc (Belgium) 1.900% due 02/01/19	5,250,000	5,240,147

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Anthem Inc
2.300% due 07/15/18	$3,225,000	$3,232,454
2.500% due 11/21/20	2,465,000	2,461,370
BAT Capital Corp (United Kingdom) 2.297% due 08/14/20 ~	5,690,000	5,661,881
Baxalta Inc
2.000% due 06/22/18	400,000	399,953
2.438% (LIBOR + 0.780%) due 06/22/18 §	975,000	977,114
Becton Dickinson & Co
2.404% due 06/05/20	4,240,000	4,219,201
2.675% due 12/15/19	5,130,000	5,150,348
Biogen Inc 2.900% due 09/15/20	1,135,000	1,151,124
Bunge Ltd Finance Corp
3.500% due 11/24/20	2,690,000	2,747,795
8.500% due 06/15/19	575,000	623,043
Cardinal Health Inc 1.950% due 06/15/18	1,595,000	1,594,272
Catholic Health Initiatives 2.600% due 08/01/18	3,015,000	3,025,006
Equifax Inc 2.300% due 06/01/21	1,030,000	1,006,104
ERAC USA Finance LLC
2.350% due 10/15/19 ~	335,000	334,152
2.800% due 11/01/18 ~	470,000	472,285
Express Scripts Holding Co
2.229% (LIBOR + 0.750%) due 11/30/20 §	4,140,000	4,142,409
2.250% due 06/15/19	2,245,000	2,241,963
HCA Inc 3.750% due 03/15/19	7,560,000	7,645,050
HPHT Finance Ltd (Hong Kong) 2.250% due 03/17/18 ~	5,152,000	5,148,922
Imperial Brands Finance PLC (United Kingdom)
2.050% due 02/11/18 ~	8,360,000	8,359,135
2.050% due 07/20/18 ~	1,380,000	1,378,937
Johnson & Johnson 1.950% due 11/10/20	1,620,000	1,612,876
McKesson Corp 1.400% due 03/15/18	5,000,000	4,995,369
Medco Health Solutions Inc 4.125% due 09/15/20	1,895,000	1,967,584
Perrigo Finance Unlimited Co 3.500% due 03/15/21	363,000	368,639
Reynolds American Inc (United Kingdom)
2.300% due 06/12/18	4,796,000	4,802,136
8.125% due 06/23/19	3,775,000	4,084,347
S&P Global Inc 2.500% due 08/15/18	510,000	511,550
Shire Acquisitions Investments Ireland DAC 1.900% due 09/23/19	8,525,000	8,450,546
Teva Pharmaceutical Finance Netherlands III BV (Israel)
1.400% due 07/20/18	8,836,000	8,778,327
1.700% due 07/19/19	6,870,000	6,676,731
The Kroger Co
1.500% due 09/30/19	1,530,000	1,508,812
2.300% due 01/15/19	1,225,000	1,226,227
6.800% due 12/15/18	1,690,000	1,764,084
Tyson Foods Inc 2.250% due 08/23/21	2,095,000	2,068,433

		139,289,966

	Principal Amount	Value
Energy - 4.2%

Cenovus Energy Inc (Canada) 5.700% due 10/15/19	$2,210,000	$2,325,467
China Shenhua Overseas Capital Co Ltd (China)
2.500% due 01/20/18 ~	6,310,000	6,309,849
3.125% due 01/20/20 ~	3,765,000	3,777,903
Columbia Pipeline Group Inc 2.450% due 06/01/18	1,055,000	1,055,729
DCP Midstream Operating LP
2.700% due 04/01/19	5,595,000	5,588,006
9.750% due 03/15/19 ~	4,655,000	5,056,494
Encana Corp (Canada) 6.500% due 05/15/19	2,048,000	2,152,450
Energy Transfer Equity LP 7.500% due 10/15/20	4,195,000	4,624,987
Energy Transfer LP 6.700% due 07/01/18	3,610,000	3,690,163
Enterprise Products Operating LLC
1.650% due 05/07/18	2,235,000	2,232,205
2.550% due 10/15/19	1,115,000	1,118,855
Hess Corp 8.125% due 02/15/19	2,113,000	2,239,561
Kinder Morgan Energy Partners LP 5.950% due 02/15/18	1,520,000	1,527,113
Kinder Morgan Finance Co LLC 6.000% due 01/15/18 ~	7,085,000	7,097,517
NuStar Logistics LP 8.400% due 04/15/18	8,707,000	8,870,256
ONEOK Partners LP 3.200% due 09/15/18	13,060,000	13,138,044
Panhandle Eastern Pipe Line Co LP 7.000% due 06/15/18	80,000	81,779
Petroleos Mexicanos (Mexico) 3.500% due 07/23/20	3,300,000	3,352,800
Phillips 66 2.009% (LIBOR + 0.650%) due 04/15/19 § ~	1,420,000	1,420,887
Plains All American Pipeline LP
5.000% due 02/01/21	1,600,000	1,677,721
5.750% due 01/15/20	1,557,000	1,642,782
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	3,670,000	3,936,716
Spectra Energy Partners LP
2.950% due 09/25/18	3,310,000	3,330,406
4.600% due 06/15/21	1,870,000	1,978,390
Valero Energy Corp 9.375% due 03/15/19	3,010,000	3,260,659

		91,486,739

Financial - 18.2%

ABN AMRO Bank NV (Netherlands) 2.100% due 01/18/19 ~	4,765,000	4,763,532
AerCap Ireland Capital DAC (Netherlands) 3.950% due 02/01/22	2,875,000	2,965,502
Air Lease Corp
2.125% due 01/15/18	700,000	699,959
2.125% due 01/15/20	4,055,000	4,027,013
Aircastle Ltd 4.625% due 12/15/18	3,915,000	3,988,406
Ally Financial Inc 3.500% due 01/27/19	9,220,000	9,289,150
American Campus Communities Operating Partnership LP REIT 3.350% due 10/01/20	5,510,000	5,622,653
American Express Credit Corp 2.200% due 03/03/20	4,140,000	4,128,535
American International Group Inc 2.300% due 07/16/19	4,000,000	3,998,114

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
ANZ New Zealand International Ltd (New Zealand) 2.200% due 07/17/20 ~	$2,905,000	$2,889,241
Aon PLC 2.800% due 03/15/21	2,680,000	2,690,878
Banco de Credito del Peru (Peru) 2.250% due 10/25/19 ~	885,000	886,106
Banco Santander Chile (Chile) 2.500% due 12/15/20 ~	6,120,000	6,119,235
Bank of America Corp
2.000% due 01/11/18	5,125,000	5,125,120
2.345% (LIBOR + 0.650%) due 10/01/21 §	3,085,000	3,100,555
2.503% due 10/21/22	2,000,000	1,979,784
2.523% (LIBOR + 1.160%) due 01/20/23 §	4,085,000	4,172,297
2.625% due 04/19/21	1,425,000	1,432,807
5.650% due 05/01/18	1,740,000	1,760,847
6.875% due 04/25/18	1,295,000	1,314,843
Bank of Montreal (Canada) 1.750% due 09/11/19	8,290,000	8,224,639
Banque Federative du Credit Mutuel SA (France)
2.200% due 07/20/20 ~	3,310,000	3,289,756
2.500% due 10/29/18 ~	5,315,000	5,333,078
Barclays PLC (United Kingdom) 2.975% (LIBOR + 1.625%) due 01/10/23 §	5,115,000	5,258,087
BB&T Corp
2.050% due 06/19/18	4,750,000	4,752,712
2.150% due 02/01/21	4,110,000	4,072,600
Bestgain Real Estate Ltd (China) 2.625% due 03/13/18 ~	11,875,000	11,872,031
BPCE SA (France)
1.625% due 01/26/18	2,915,000	2,914,216
2.500% due 12/10/18	5,700,000	5,716,778
2.666% (LIBOR + 1.220%) due 05/22/22 § ~	815,000	827,393
Brixmor Operating Partnership LP REIT 3.875% due 08/15/22	455,000	466,610
Capital One Financial Corp 2.400% due 10/30/20	1,375,000	1,367,387
Capital One NA
1.850% due 09/13/19	7,185,000	7,117,902
2.350% due 08/17/18	7,440,000	7,452,582
2.350% due 01/31/20	1,225,000	1,221,860
Cboe Global Markets Inc 1.950% due 06/28/19	2,210,000	2,196,622
Citibank NA 2.125% due 10/20/20	5,290,000	5,241,200
Citigroup Inc
1.700% due 04/27/18	5,550,000	5,544,902
1.800% due 02/05/18	5,815,000	5,814,521
2.050% due 06/07/19	715,000	713,111
2.140% (LIBOR + 0.790%) due 01/10/20 §	4,495,000	4,523,004
2.900% due 12/08/21	4,145,000	4,175,592
Citizens Bank NA
2.200% due 05/26/20	575,000	571,283
2.250% due 03/02/20	1,670,000	1,662,825
2.300% due 12/03/18	650,000	650,574
2.450% due 12/04/19	3,180,000	3,183,196
2.500% due 03/14/19	3,940,000	3,950,133
2.550% due 05/13/21	1,035,000	1,031,893
Citizens Financial Group Inc 2.375% due 07/28/21	325,000	320,985
CNA Financial Corp 6.950% due 01/15/18	915,000	916,437
CNO Financial Group Inc 4.500% due 05/30/20	4,905,000	5,076,675

	Principal Amount	Value
Commonwealth Bank of Australia (Australia) 2.339% (LIBOR + 0.830%) due 09/06/21 § ~	$2,810,000	$2,841,365
Crown Castle International Corp REIT
2.250% due 09/01/21	5,895,000	5,799,997
3.400% due 02/15/21	1,175,000	1,200,712
Discover Bank
2.000% due 02/21/18	250,000	250,026
2.600% due 11/13/18	1,960,000	1,967,017
7.000% due 04/15/20	5,550,000	6,052,266
First Niagara Financial Group Inc 7.250% due 12/15/21	1,140,000	1,313,410
HBOS PLC (United Kingdom) 6.750% due 05/21/18 ~	3,200,000	3,254,563
ING Groep NV (Netherlands) 2.843% (LIBOR + 1.150%) due 03/29/22 §	1,970,000	2,008,975
Intesa Sanpaolo SPA (Italy)
2.100% due 09/27/18	5,445,000	5,435,190
3.875% due 01/16/18	7,000,000	7,004,746
3.875% due 01/15/19	3,070,000	3,111,542
JPMorgan Chase & Co
2.086% (LIBOR + 0.550%) due 03/09/21 §	3,990,000	4,001,081
4.250% due 10/15/20	1,295,000	1,358,271
4.400% due 07/22/20	825,000	866,949
4.950% due 03/25/20	1,095,000	1,157,234
6.300% due 04/23/19	1,355,000	1,426,694
KeyBank NA 1.600% due 08/22/19	1,470,000	1,454,138
Kimco Realty Corp REIT 6.875% due 10/01/19	2,126,000	2,285,626
Mizuho Bank Ltd (Japan) 2.150% due 10/20/18 ~	2,185,000	2,184,634
Morgan Stanley
2.125% due 04/25/18	630,000	630,047
2.215% (LIBOR + 0.850%) due 01/24/19 §	8,065,000	8,108,299
2.450% due 02/01/19	1,475,000	1,479,027
2.500% due 01/24/19	1,330,000	1,333,645
2.647% (LIBOR + 1.280%) due 04/25/18 §	4,020,000	4,033,318
5.500% due 01/26/20	430,000	455,873
5.500% due 07/24/20	1,900,000	2,038,231
6.625% due 04/01/18	1,405,000	1,420,478
7.300% due 05/13/19	3,595,000	3,833,598
Nordea Bank AB (Sweden) 1.875% due 09/17/18 ~	1,335,000	1,334,277
PNC Bank NA
1.800% due 11/05/18	7,100,000	7,094,569
2.450% due 11/05/20	3,075,000	3,080,610
Principal Life Global Funding II 1.500% due 04/18/19 ~	1,095,000	1,085,676
Provident Cos Inc 7.000% due 07/15/18	5,095,000	5,226,607
Regions Bank
2.250% due 09/14/18	2,910,000	2,913,603
7.500% due 05/15/18	1,228,000	1,252,702
Reinsurance Group of America Inc 6.450% due 11/15/19	3,870,000	4,144,572
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 10/16/20	4,190,000	4,207,686
Santander UK PLC (United Kingdom) 2.125% due 11/03/20	1,225,000	1,215,556
Sberbank of Russia Via SB Capital SA (Russia) 3.080% due 03/07/19	EUR 950,000	1,171,562

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Skandinaviska Enskilda Banken AB (Sweden) 1.500% due 09/13/19	$4,880,000	$4,818,182
SoQ Sukuk A QSC (Qatar) 2.099% due 01/18/18 ~	2,770,000	2,770,936
Standard Chartered PLC (United Kingdom) 2.100% due 08/19/19 ~	1,280,000	1,272,263
Sumitomo Mitsui Banking Corp (Japan) 1.762% due 10/19/18	1,375,000	1,373,186
Sumitomo Mitsui Trust Bank Ltd (Japan) 1.950% due 09/19/19 ~	2,105,000	2,088,709
SunTrust Banks Inc
2.350% due 11/01/18	2,605,000	2,612,497
2.500% due 05/01/19	2,340,000	2,349,310
Swedbank AB (Sweden) 1.750% due 03/12/18 ~	7,500,000	7,497,150
The Bank of New York Mellon Corp 2.500% due 04/15/21	1,990,000	1,995,209
The Goldman Sachs Group Inc
1.950% due 07/23/19	1,855,000	1,844,703
2.000% due 04/25/19	2,155,000	2,149,017
2.300% due 12/13/19	4,221,000	4,219,773
2.481% (LIBOR + 1.110%) due 04/26/22 §	3,080,000	3,117,300
2.750% due 09/15/20	780,000	784,337
5.375% due 03/15/20	1,375,000	1,458,329
5.950% due 01/18/18	3,200,000	3,205,080
6.000% due 06/15/20	420,000	454,343
6.150% due 04/01/18	6,745,000	6,813,907
The Huntington National Bank 2.200% due 11/06/18	2,420,000	2,422,591
Trinity Acquisition PLC 3.500% due 09/15/21	675,000	688,674
UBS Group Funding Switzerland AG (Switzerland)
2.366% (LIBOR + 0.950%) due 08/15/23 § ~	4,305,000	4,325,876
2.682% (LIBOR + 1.220%) due 05/23/23 § ~	3,105,000	3,157,157
2.950% due 09/24/20 ~	3,815,000	3,856,991
Unum Group 3.000% due 05/15/21	3,730,000	3,758,608
Ventas Realty LP REIT
2.000% due 02/15/18	1,945,000	1,944,946
4.000% due 04/30/19	230,000	234,230
VEREIT Operating Partnership LP REIT 3.000% due 02/06/19	9,895,000	9,944,529
Voya Financial Inc 2.900% due 02/15/18	2,753,000	2,755,770
WEA Finance LLC REIT (Australia)
2.700% due 09/17/19 ~	6,681,000	6,719,042
3.250% due 10/05/20 ~	515,000	524,316
XLIT Ltd (Bermuda) 2.300% due 12/15/18	4,223,000	4,222,642

		392,829,136

Industrial - 4.8%

Arconic Inc 5.720% due 02/23/19	425,000	440,561
Boral Finance Pty Ltd (Australia) 3.000% due 11/01/22 ~	475,000	471,305
DAE Funding LLC (United Arab Emirates) 4.000% due 08/01/20 ~	2,740,000	2,774,250
Eagle Materials Inc 4.500% due 08/01/26	2,175,000	2,278,312
Eastern Creation II Investment Holdings Ltd (China) 2.750% due 09/26/20 ~	750,000	746,253
Fortive Corp 1.800% due 06/15/19	385,000	382,322

	Principal Amount	Value
GATX Corp
2.375% due 07/30/18	$2,575,000	$2,577,677
2.500% due 07/30/19	6,620,000	6,609,271
2.600% due 03/30/20	1,585,000	1,585,362
Harris Corp 1.999% due 04/27/18	4,745,000	4,740,405
Honeywell International Inc 1.800% due 10/30/19	3,790,000	3,770,544
Jabil Inc 8.250% due 03/15/18	3,905,000	3,972,166
JB Hunt Transport Services Inc 2.400% due 03/15/19	1,005,000	1,006,289
Kansas City Southern 2.350% due 05/15/20	5,495,000	5,475,969
Keysight Technologies Inc 3.300% due 10/30/19	7,625,000	7,699,557
Martin Marietta Materials Inc
2.096% (LIBOR + 0.650%) due 05/22/20 §	1,175,000	1,181,663
2.126% (LIBOR + 0.500%) due 12/20/19 §	2,115,000	2,119,054
Packaging Corp of America 2.450% due 12/15/20	1,955,000	1,958,876
Park Aerospace Holdings Ltd (Ireland) 3.625% due 03/15/21 ~	5,080,000	4,902,200
Penske Truck Leasing Co LP
2.500% due 06/15/19 ~	3,415,000	3,422,449
2.875% due 07/17/18 ~	3,775,000	3,791,787
3.200% due 07/15/20 ~	1,670,000	1,695,796
3.375% due 03/15/18 ~	3,202,000	3,211,667
Republic Services Inc 3.800% due 05/15/18	1,598,000	1,609,191
Rockwell Collins Inc 1.950% due 07/15/19	1,225,000	1,219,062
Roper Technologies Inc
2.050% due 10/01/18	5,985,000	5,985,187
3.000% due 12/15/20	390,000	394,882
SBA Tower Trust
2.240% due 04/09/43 ~	3,520,000	3,520,696
3.168% due 04/09/47 ~	1,765,000	1,758,502
3.598% due 04/09/43 ~	5,615,000	5,612,910
Stanley Black & Decker Inc
1.622% due 11/17/18	1,555,000	1,549,622
2.451% due 11/17/18	5,400,000	5,417,443
United Parcel Service Inc 2.500% due 04/01/23	3,495,000	3,477,587
United Technologies Corp 1.778% due 05/04/18	3,050,000	3,045,582
Vulcan Materials Co 2.189% (LIBOR + 0.600%) due 06/15/20 §	2,820,000	2,823,006

		103,227,405

Technology - 2.4%

Apple Inc 1.800% due 11/13/19	5,020,000	5,002,687
Broadcom Corp
2.200% due 01/15/21 ~	3,210,000	3,141,023
2.375% due 01/15/20 ~	3,905,000	3,880,295
3.000% due 01/15/22 ~	2,530,000	2,510,645
DXC Technology Co
2.431% (LIBOR + 0.950%) due 03/01/21 §	7,405,000	7,423,816
2.875% due 03/27/20	2,630,000	2,644,061
EMC Corp 1.875% due 06/01/18	5,000,000	4,976,601
Fidelity National Information Services Inc 2.250% due 08/15/21	3,590,000	3,532,140
Hewlett Packard Enterprise Co
2.100% due 10/04/19 ~	2,080,000	2,066,419
2.850% due 10/05/18	2,490,000	2,502,453

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
NXP BV (Netherlands) 3.750% due 06/01/18 ~	$2,000,000	$2,017,000
QUALCOMM Inc 2.100% due 05/20/20	2,195,000	2,186,388
Seagate HDD Cayman 3.750% due 11/15/18	3,010,000	3,055,526
Xerox Corp
2.750% due 03/15/19	2,130,000	2,130,609
5.625% due 12/15/19	3,985,000	4,192,079
6.350% due 05/15/18	580,000	588,474

		51,850,216

Utilities - 2.6%

CMS Energy Corp 8.750% due 06/15/19	838,000	912,081
Dominion Energy Inc
1.500% due 09/30/18 ~	2,605,000	2,596,180
1.600% due 08/15/19	1,160,000	1,147,573
1.875% due 01/15/19	280,000	279,213
2.125% due 02/15/18 ~	2,960,000	2,960,976
2.579% due 07/01/20	1,095,000	1,096,044
2.962% due 07/01/19	7,108,000	7,164,963
EDP Finance BV (Portugal) 6.000% due 02/02/18 ~	1,681,000	1,686,295
Enel Finance International NV (Italy) 2.875% due 05/25/22 ~	4,165,000	4,157,418
Exelon Generation Co LLC
2.950% due 01/15/20	2,850,000	2,880,313
5.200% due 10/01/19	525,000	550,063
FirstEnergy Corp 2.850% due 07/15/22	3,135,000	3,109,376
NextEra Energy Capital Holdings Inc
1.649% due 09/01/18	1,615,000	1,610,588
2.300% due 04/01/19	760,000	759,760
NiSource Finance Corp 6.800% due 01/15/19	374,000	390,945
Origin Energy Finance Ltd (Australia) 3.500% due 10/09/18 ~	5,205,000	5,236,957
PPL Capital Funding Inc 1.900% due 06/01/18	3,775,000	3,772,047
San Diego Gas & Electric Co 1.914% due 02/01/22	1,269,649	1,239,953
Southern Power Co 1.500% due 06/01/18	4,655,000	4,648,065
The Southern Co
1.550% due 07/01/18	2,600,000	2,595,038
1.850% due 07/01/19	4,490,000	4,464,049
2.350% due 07/01/21	1,950,000	1,939,848

		55,197,745

Total Corporate Bonds & Notes (Cost $1,079,206,266)		1,078,484,086

MORTGAGE-BACKED SECURITIES - 12.9%

Collateralized Mortgage Obligations - Commercial - 4.6%

BAMLL Commercial Mortgage Securities Trust
2.717% due 06/15/28 § ~	1,675,000	1,674,624
3.490% due 04/14/33 ~	1,775,000	1,800,405
Banc of America Commercial Mortgage Trust 1.957% due 02/15/50	582,371	577,466
BX Trust
2.650% (LIBOR + 1.400%) due 10/15/32 § ~	5,220,000	5,228,252
3.500% (LIBOR + 2.500%) due 10/15/32 § ~	1,640,000	1,644,971
CD Mortgage Trust
1.443% due 08/10/49	1,736,830	1,708,223
1.965% due 02/10/50	603,040	599,196

	Principal Amount	Value
Citigroup Commercial Mortgage Trust
1.353% due 02/10/48	$1,478,057	$1,467,853
1.485% due 10/10/47	244,686	244,042
1.499% due 08/10/49	1,998,993	1,963,266
1.637% due 06/10/48	1,032,717	1,026,427
1.643% due 09/10/58	564,970	560,207
CLNS Trust
2.232% (LIBOR + 0.800%) due 06/11/32 § ~	4,495,000	4,502,621
2.432% (LIBOR + 1.000%) due 06/11/32 § ~	2,675,000	2,677,870
Commercial Mortgage Trust
1.324% due 11/10/47	902,302	896,927
1.415% due 08/10/47	1,374,283	1,368,292
1.442% due 07/15/47	858,820	856,212
1.445% due 12/10/47	1,162,246	1,157,302
1.494% due 12/10/47	399,759	397,920
1.569% due 03/10/48	356,464	355,154
1.604% due 10/10/48	816,404	810,647
1.667% due 07/10/50	590,940	589,565
2.111% due 09/10/50	1,058,159	1,049,131
2.282% (LIBOR + 0.850%) due 02/13/32 § ~	1,720,000	1,722,881
3.221% due 10/10/48	2,855,000	2,915,222
CSAIL Commercial Mortgage Trust
1.454% due 06/15/57	2,335,313	2,318,427
1.684% due 04/15/50	462,638	460,434
1.717% due 08/15/48	1,037,522	1,030,083
2.010% due 11/15/48	4,663,992	4,641,929
Great Wolf Trust
2.477% (LIBOR + 0.850%) due 09/15/34 § ~	2,370,000	2,381,475
2.947% (LIBOR + 1.320%) due 09/15/34 § ~	3,385,000	3,389,134
GS Mortgage Securities Trust
1.429% due 10/10/49	1,033,893	1,017,521
1.528% due 02/10/48	2,211,809	2,199,456
1.593% due 07/10/48	526,095	523,188
1.950% due 08/10/50	2,456,544	2,427,766
Hospitality Mortgage Trust 2.094% (LIBOR + 0.850%) due 05/08/30 § ~	1,385,000	1,388,164
JP Morgan Chase Commercial Mortgage Securities Trust 1.462% due 08/15/49	2,465,310	2,422,067
JPMBB Commercial Mortgage Securities Trust
1.414% due 02/15/48	1,952,588	1,938,183
1.445% due 10/15/48	2,543,756	2,525,749
1.451% due 09/15/47	771,805	768,832
1.539% due 11/15/47	269,699	268,744
1.596% due 01/15/48	2,557,238	2,549,890
1.626% due 05/15/48	472,419	470,008
1.650% due 09/15/47	584,333	582,876
Morgan Stanley Bank of America Merrill Lynch Trust
1.389% due 09/15/49	1,716,273	1,685,087
1.551% due 08/15/47	1,694,130	1,687,063
1.573% due 12/15/47	2,211,261	2,201,802
1.686% due 10/15/47	423,138	422,643
1.706% due 05/15/48	964,134	956,894
Morgan Stanley Capital I Trust
1.638% due 05/15/48	693,049	688,567
2.100% (LIBOR + 0.850%) due 11/15/34 § ~	2,660,000	2,662,058
2.250% (LIBOR + 1.000%) due 11/15/34 § ~	2,140,000	2,141,653
Wells Fargo Commercial Mortgage Trust
1.437% due 12/15/47	2,855,641	2,838,343
1.441% due 10/15/49	870,021	860,860

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

1.454% due 02/15/48	$1,268,603	$1,260,057
1.471% due 04/15/50	1,764,460	1,753,211
1.531% due 05/15/48	548,484	545,962
1.568% due 09/15/48	464,095	461,897
1.730% due 02/15/48	562,799	562,262
1.968% due 07/15/50	2,054,826	2,037,479
1.975% due 09/15/50	1,257,739	1,245,584
3.020% due 07/15/58	2,675,000	2,705,161
WFRBS Commercial Mortgage Trust
1.390% due 11/15/47	311,930	310,026
1.479% due 09/15/57	1,089,951	1,084,795
1.663% due 10/15/57	617,768	615,744

		99,825,750

Collateralized Mortgage Obligations - Residential - 3.9%

Bear Stearns Adjustable Rate Mortgage Trust
3.396% due 04/25/34 §	84,979	85,495
3.869% due 11/25/34 §	371,921	374,181
Bear Stearns ALT-A Trust 2.192% (LIBOR + 0.640%) due 04/25/34 §	298,680	299,180
Chase Mortgage Finance Trust
3.459% due 02/25/37 §	130,071	129,661
3.575% due 02/25/37 §	281,405	282,890
3.625% due 02/25/37 §	420,858	411,315
3.632% due 02/25/37 §	813,100	814,085
3.664% due 02/25/37 §	987,913	987,380
COLT Mortgage Loan Trust
2.415% due 10/25/47 § ~	4,765,150	4,784,915
2.568% due 10/25/47 § ~	2,029,091	2,036,688
2.614% due 05/27/47 § ~	1,127,655	1,131,199
2.773% due 10/25/47 § ~	886,006	889,324
Countrywide Home Loan Mortgage Pass-Through Trust 3.484% due 11/20/34 §	236,152	241,407
Deephaven Residential Mortgage Trust
2.577% due 10/25/47 § ~	4,242,005	4,252,346
2.711% due 10/25/47 § ~	360,618	361,507
2.813% due 10/25/47 § ~	336,893	337,721
Fannie Mae
2.052% (LIBOR + 0.500%) due 11/25/46 §	9,092,650	9,153,648
3.000% due 11/25/47	6,052,820	6,108,658
5.000% due 08/25/19	192,358	194,613
Fannie Mae Connecticut Avenue Securities
2.102% (LIBOR + 0.550%) due 01/25/30 §	5,675,808	5,683,633
2.302% (LIBOR + 0.750%) due 02/25/30 §	5,997,879	6,017,683
2.402% (LIBOR + 0.850%) due 11/25/29 §	3,682,002	3,703,003
2.502% (LIBOR + 0.950%) due 10/25/29 §	3,475,149	3,503,360
2.902% (LIBOR + 1.350%) due 01/25/29 §	1,054,559	1,061,120
3.652% (LIBOR + 2.100%) due 08/25/28 §	884,956	890,185
Freddie Mac
2.000% due 02/15/40	4,341,460	4,301,473
3.606% due 10/25/46 §	2,019,966	2,033,837
3.890% due 05/25/47 § ~	1,022,206	1,027,363
7.000% due 09/15/30	366,874	410,714
Freddie Mac Structured Agency Credit Risk Debt Notes
2.302% (LIBOR + 0.750%) due 03/25/30 §	3,150,887	3,163,864
2.352% (LIBOR + 0.800%) due 12/25/29 §	1,531,921	1,537,143

	Principal Amount	Value

2.752% (LIBOR + 1.200%) due 10/25/29 §	$1,986,931	$2,018,619
3.002% (LIBOR + 1.450%) due 07/25/28 §	333,828	334,486
3.302% (LIBOR + 1.750%) due 09/25/28 §	111,242	111,469
3.991% due 09/25/47 § ~	439,220	447,873
GS Mortgage-Backed Securities Trust 2.467% due 07/25/44 § ~	305,935	303,470
HarborView Mortgage Loan Trust 1.841% (LIBOR + 0.340%) due 06/20/35 §	520,403	511,019
JPMorgan Mortgage Trust
3.629% due 07/25/35 §	626,175	646,262
3.728% due 07/25/35 §	128,284	132,361
MASTR Adjustable Rate Mortgages Trust 2.701% due 09/25/34 §	661,050	618,239
MetLife Securitization Trust 3.000% (LIBOR + 0.660%) due 04/25/55 § ~	2,205,843	2,232,910
Sequoia Mortgage Trust 2.211% (LIBOR + 0.660%) due 11/20/34 §	326,411	324,020
Structured Adjustable Rate Mortgage Loan Trust
3.447% due 06/25/34 §	1,307,048	1,366,133
3.583% due 11/25/34 §	608,352	606,640
Structured Asset Securities Corp Mortgage Pass-Through Certificates 3.337% due 07/25/33 §	213,003	215,021
WaMu Mortgage Pass-Through Certificates Trust
1.842% (LIBOR + 0.290%) due 07/25/45 §	1,708,755	1,688,565
1.872% (LIBOR + 0.320%) due 08/25/45 §	1,138,875	1,143,135
3.176% due 06/25/34 §	299,700	306,096
3.296% due 09/25/35 §	5,327,429	5,310,357
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 7.000% due 03/25/34	234,010	256,322
Wells Fargo Mortgage-Backed Securities Trust 3.540% due 08/25/33 §	556,449	572,088

		85,354,676

Fannie Mae - 3.6%

3.000% due 10/01/28	6,221,168	6,353,331
3.023% (LIBOR + 1.556%) due 01/01/35 §	11,156	11,583
3.049% (UST + 2.215%) due 02/01/33 §	92,016	97,496
3.141% (UST + 2.258%) due 06/01/35 §	357,583	377,816
3.196% (LIBOR + 1.571%) due 02/01/33 §	78,249	82,475
3.250% (UST + 2.250%) due 06/01/33 §	727,286	769,950
3.292% (LIBOR + 1.592%) due 04/01/33 §	79,388	81,459
3.460% (LIBOR + 1.710%) due 04/01/35 §	190,568	197,817
3.500% due 09/01/28 - 01/01/46	8,916,666	9,207,508
3.500% (LIBOR + 1.750%) due 05/01/33 §	43,126	43,770
4.000% due 07/01/25 - 03/01/47	10,472,029	10,960,870
4.500% due 05/01/25 - 03/01/46	25,429,961	27,002,309
5.000% due 07/01/24 - 07/01/41	9,528,411	10,274,186
5.500% due 03/01/18 - 06/01/39	5,863,754	6,485,794
6.000% due 01/01/18 - 10/01/40	3,706,193	4,209,708

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

6.500% due 05/01/33	$641,984	$720,234
7.000% due 05/01/33 - 06/01/33	311,508	334,834

		77,211,140

Freddie Mac - 0.3%

2.685% (UST + 1.951%) due 02/01/35 §	247,146	259,196
3.172% (UST + 2.250%) due 08/01/35 §	815,819	862,178
3.475% (LIBOR + 1.725%) due 03/01/35 §	423,290	445,747
3.478% (UST + 2.236%) due 09/01/35 §	772,068	811,629
4.000% due 08/01/26	2,616,858	2,729,686
5.500% due 03/01/18 - 06/01/41	839,597	921,398

		6,029,834

Government National Mortgage Association - 0.5%

2.375% (UST + 1.500%) due 01/20/35 §	1,372,371	1,426,281
2.750% (UST + 1.500%) due 09/20/34 §	811,379	844,451
3.500% due 07/20/32 - 09/20/32	5,416,317	5,611,221
5.000% due 12/20/34 - 02/20/40	616,816	672,637
5.500% due 07/15/20	120,558	123,278
6.000% due 01/15/22 - 07/15/36	1,386,730	1,504,119

		10,181,987

Total Mortgage-Backed Securities (Cost $279,183,102)		278,603,387

ASSET-BACKED SECURITIES - 22.1%

Allegro CLO Ltd (Cayman) 0.000% (LIBOR + 0.840%) due 07/25/27 § #	4,320,000	4,320,000
Ally Auto Receivables Trust
1.720% due 04/15/21	5,200,000	5,166,085
2.040% due 12/15/19	425,000	425,318
2.240% due 07/15/22	8,440,000	8,377,260
2.410% due 01/15/21 ~	3,055,000	3,062,651
2.460% due 09/15/22	405,000	402,614
2.480% due 02/15/21	425,000	425,078
2.840% due 09/15/22	1,055,000	1,059,426
2.930% due 11/15/23	565,000	560,666
Ally Master Owner Trust
1.817% (LIBOR + 0.340%) due 06/15/21 §	1,465,000	1,466,353
1.907% (LIBOR + 0.430%) due 06/15/22 §	1,100,000	1,103,949
ALM XIV Ltd (Cayman)
2.528% (LIBOR + 1.150%) due 07/28/26 § ~	1,140,000	1,140,000
2.928% (LIBOR + 1.550%) due 07/28/26 § ~	1,310,000	1,310,000
AmeriCredit Automobile Receivables
1.700% due 07/08/20	686,999	686,522
1.810% due 10/08/20	291,731	291,650
AmeriCredit Automobile Receivables Trust
1.260% due 11/08/19	116,373	116,357
1.270% due 01/08/20	461,543	461,394
1.530% due 07/08/21	2,780,000	2,762,491
1.600% due 07/08/19	98,395	98,390
1.600% due 11/09/20	1,255,000	1,253,047
2.240% due 04/08/22	8,815,000	8,764,781
2.240% due 06/19/23	1,415,000	1,403,549
2.580% due 09/08/20	6,640,000	6,661,301
2.690% due 06/19/23	1,500,000	1,497,676
2.710% due 08/18/22	665,000	664,754
2.710% due 09/08/22	2,880,000	2,859,799
3.000% due 06/08/21	1,480,000	1,495,150

	Principal Amount	Value

3.340% due 08/08/21	$1,885,000	$1,911,858
3.370% due 11/08/21 ~	2,205,000	2,225,488
3.580% due 08/09/21 ~	1,055,000	1,066,217
3.660% due 03/08/22	1,225,000	1,236,184
3.720% due 03/08/22 ~	1,150,000	1,161,961
ARI Fleet Lease Trust
1.820% due 07/15/24 ~	1,087,484	1,087,036
1.910% due 04/15/26 ~	2,560,000	2,554,823
Ascentium Equipment Receivables LLC 1.930% due 03/11/19 ~	870,949	870,899
Ascentium Equipment Receivables Trust
1.460% due 04/10/19 ~	532,823	532,029
1.750% due 11/13/18 ~	38,456	38,453
1.870% due 07/10/19 ~	930,000	928,766
2.290% due 06/10/21 ~	935,000	932,341
2.310% due 12/10/21 ~	3,125,000	3,107,486
Avis Budget Rental Car Funding AESOP LLC
2.460% due 07/20/20 ~	3,915,000	3,921,735
2.500% due 02/20/21 ~	5,725,000	5,726,624
2.500% due 07/20/21 ~	2,225,000	2,223,546
2.970% due 02/20/20 ~	820,000	825,624
2.990% due 06/20/22 ~	995,000	1,001,905
Babson CLO Ltd (Cayman) 2.425% (LIBOR + 0.800%) due 01/20/28 § ~	5,410,000	5,412,670
Barclays Dryrock Issuance Trust 2.410% due 07/15/22	2,470,000	2,481,900
Bayview Mortgage Fund IVc Trust 3.500% due 01/28/58 § ~	6,652,268	6,810,735
Bayview Opportunity Master Fund IVa Trust 3.500% due 06/28/57 § ~	5,659,759	5,754,429
Bayview Opportunity Master Fund IVb Trust
3.500% due 01/28/55 § ~	2,940,844	2,989,875
3.500% due 08/28/57 § ~	4,894,919	4,991,720
BMW Vehicle Lease Trust
1.430% due 09/20/19	1,570,000	1,563,538
1.980% due 05/20/20	2,345,000	2,342,242
2.070% due 10/20/20	1,540,000	1,537,679
California Republic Auto Receivables Trust 2.510% due 02/16/21	805,000	804,539
Capital Auto Receivables Asset Trust
1.540% due 08/20/20	1,050,000	1,047,386
1.620% due 03/20/19	276,502	276,480
1.630% due 01/20/21	1,030,000	1,024,558
1.730% due 09/20/19	654,781	654,782
1.730% due 04/20/20	868,064	867,455
1.940% due 01/21/20	1,746,462	1,746,942
2.430% due 05/20/22 ~	520,000	517,283
2.650% due 01/20/24	5,000,000	4,980,631
2.700% due 09/20/22 ~	835,000	833,833
Capital One Multi-Asset Execution Trust 1.330% due 06/15/22	9,485,000	9,369,745
Carlyle Global Market Strategies CLO Ltd (Cayman)
2.363% (LIBOR + 1.000%) due 04/20/27 § ~	3,265,000	3,264,657
2.666% (LIBOR + 1.250%) due 05/15/25 § ~	4,355,000	4,386,272
CarMax Auto Owner Trust
1.690% due 08/15/19	435,000	434,837
1.810% due 07/15/20	1,450,000	1,448,017
1.930% due 11/15/19	620,000	619,913
CCG Receivables Trust
1.460% due 11/14/18 ~	32,150	32,145
1.690% due 09/14/22 ~	1,518,232	1,515,141
1.840% due 11/14/23 ~	4,090,000	4,076,116
2.600% due 01/17/23 ~	815,000	816,425
CNH Equipment Trust
1.370% due 07/15/20	1,614,571	1,611,960
1.440% due 12/15/21	8,260,000	8,178,940
2.400% due 02/15/23	1,300,000	1,298,503

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Diamond Resorts Owner Trust
2.270% due 05/20/26 ~	$470,150	$469,264
2.540% due 05/20/27 ~	907,535	902,274
2.730% due 07/20/27 ~	368,303	367,101
2.990% due 05/22/28 ~	369,468	368,152
Elara HGV Timeshare Issuer LLC
2.530% due 02/25/27 ~	621,203	613,856
2.690% due 03/25/30 ~	1,431,838	1,421,941
Enterprise Fleet Financing LLC
1.300% due 09/20/20 ~	176,754	176,707
1.590% due 02/22/21 ~	700,685	700,129
1.740% due 02/22/22 ~	3,088,606	3,082,909
1.830% due 09/20/21 ~	2,549,447	2,548,318
1.970% due 01/20/23 ~	1,510,000	1,507,351
2.090% due 02/22/21 ~	1,435,000	1,434,738
2.130% due 07/20/22 ~	1,071,445	1,071,666
2.130% due 05/22/23 ~	5,025,000	5,017,897
Ford Credit Auto Owner Trust 2.030% due 12/15/27 ~	7,270,000	7,169,637
Ford Credit Floorplan Master Owner Trust
1.420% due 01/15/20	3,795,000	3,794,352
1.550% due 07/15/21	2,895,000	2,869,826
2.090% due 03/15/22 ~	7,600,000	7,574,490
2.250% due 05/15/22	7,245,000	7,191,015
GM Financial Automobile Leasing Trust
1.620% due 09/20/19	1,875,000	1,872,538
1.690% due 03/20/19	1,594,283	1,593,598
1.760% due 03/20/20	1,755,000	1,749,223
2.020% due 09/21/20	6,370,000	6,353,377
2.120% due 09/20/21	865,000	861,136
2.260% due 08/20/20	455,000	455,516
2.500% due 06/20/19	3,175,000	3,175,462
2.730% due 09/20/21	1,055,000	1,045,076
3.010% due 03/20/20	3,150,000	3,152,875
GM Financial Consumer Automobile Receivables Trust 2.330% due 03/16/23 ~	325,000	322,332
GMF Floorplan Owner Revolving Trust
1.650% due 05/15/20 ~	1,610,000	1,608,697
1.960% due 05/17/21 ~	5,755,000	5,739,480
2.220% due 05/15/20 ~	1,660,000	1,659,042
2.260% due 08/16/21 ~	1,090,000	1,083,058
2.410% due 05/17/21 ~	610,000	610,261
2.630% due 07/15/22 ~	1,750,000	1,733,937
2.850% due 05/17/21 ~	235,000	234,357
2.970% due 01/18/22 ~	1,585,000	1,582,819
GreatAmerica Leasing Receivables Funding LLC
1.720% due 04/22/19 ~	180,590	180,453
1.730% due 06/20/19 ~	1,381,881	1,380,599
2.060% due 06/22/20 ~	185,000	184,541
Halcyon Loan Advisors Funding Ltd (Cayman) 3.063% (LIBOR + 1.700%) due 10/22/25 § ~	2,645,000	2,644,328
Hilton Grand Vacations Trust
1.770% due 11/25/26 ~	967,642	952,966
2.660% due 12/26/28 ~	594,620	590,744
2.960% due 12/26/28 § ~	406,184	403,761
Honda Auto Receivables Owner Trust 1.330% due 11/18/22	4,285,000	4,220,680
Hyundai Auto Lease Securitization Trust
1.600% due 07/15/19 ~	611,439	611,178
1.650% due 07/15/20 ~	2,140,000	2,129,707
1.680% due 04/15/20 ~	190,000	189,485
1.970% due 07/15/20 ~	9,735,000	9,710,867
Hyundai Auto Receivables Trust
1.450% due 11/15/22	5,275,000	5,163,258
2.380% due 04/17/23	895,000	889,787
John Deere Owner Trust
1.320% due 06/17/19	446,004	445,596
1.360% due 04/15/20	1,491,807	1,487,758
1.490% due 05/15/23	1,110,000	1,099,752

	Principal Amount	Value
KKR CLO Ltd (Cayman) 2.409% (LIBOR + 1.050%) due 07/15/27 § ~	$5,450,000	$5,462,513
Kubota Credit Owner Trust
1.500% due 07/15/20 ~	1,500,000	1,489,422
1.540% due 03/15/19 ~	2,769,097	2,767,274
1.670% due 07/15/20 ~	1,361,931	1,361,650
Madison Park Funding XIV Ltd (Cayman) 2.483% (LIBOR + 1.120%) due 07/20/26 § ~	2,870,000	2,881,884
Madison Park Funding XVIII Ltd (Cayman) 2.553% (LIBOR + 1.190%) due 10/21/30 § ~	3,245,000	3,262,036
Mercedes-Benz Auto Lease Trust 1.520% due 03/15/19	1,516,233	1,515,539
Mercedes-Benz Master Owner Trust 1.777% (LIBOR + 0.300%) due 05/16/21 § ~	8,900,000	8,915,507
Mill City Mortgage Loan Trust
2.500% due 04/25/57 § ~	720,468	717,747
2.750% due 07/25/59 § ~	5,571,494	5,582,481
MMAF Equipment Finance LLC
0.870% due 01/08/19 ~	479,016	478,910
1.390% due 10/16/19 ~	465,669	465,258
1.730% due 05/18/20 ~	741,869	740,920
MVW Owner Trust
2.150% due 04/22/30 ~	283,147	279,618
2.250% due 09/22/31 ~	973,824	960,576
2.420% due 12/20/34 ~	889,197	881,796
2.520% due 12/20/32 ~	306,593	305,182
2.750% due 12/20/34 ~	302,808	299,656
2.990% due 12/20/34 ~	817,100	807,593
Nationstar HECM Loan Trust
2.013% due 08/25/26 ~	262,836	263,005
2.239% due 06/25/26 § ~	308,419	308,926
Neuberger Berman CLO XIX Ltd (Cayman) 2.409% (LIBOR + 1.050%) due 07/15/27 § ~	680,000	682,958
Neuberger Berman CLO XVI-S Ltd (Cayman) 2.572% (LIBOR + 0.850%) due 01/15/28 § # ~	3,250,000	3,250,000
Nissan Auto Lease Trust
1.610% due 01/18/22	2,645,000	2,633,826
1.650% due 10/15/21	9,980,000	9,961,707
Nissan Auto Receivables Owner Trust 1.180% due 01/15/21	3,075,000	3,044,018
Nissan Master Owner Trust Receivables
1.440% due 01/15/20	7,380,000	7,378,932
1.540% due 06/15/21	2,670,000	2,648,165
OCP CLO Ltd (Cayman) 2.191% (LIBOR + 0.820%) due 10/26/27 § ~	4,900,000	4,904,261
OZLM VIII Ltd (Cayman) 2.483% (LIBOR + 1.130%) due 10/17/26 § ~	4,315,000	4,327,786
Santander Drive Auto Receivables Trust
2.100% due 06/15/21	315,000	314,201
2.190% due 03/15/22	2,055,000	2,045,611
2.470% due 12/15/20	1,020,000	1,021,880
2.580% due 05/16/22	380,000	379,027
3.490% due 05/17/21	2,065,000	2,095,939
3.530% due 08/16/21	1,465,000	1,490,797
3.650% due 12/15/21	1,405,000	1,426,838
4.020% due 04/15/22	1,435,000	1,471,876
Santander Retail Auto Lease Trust
2.220% due 01/20/21 ~	1,375,000	1,371,360
2.960% due 11/21/22 ~	1,115,000	1,114,809
Sierra Receivables Funding Co LLC 2.910% due 03/20/34 ~	587,282	588,668

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC
2.050% due 06/20/31 § ~	$439,097	$438,258
2.300% due 10/20/31 ~	612,033	610,087
2.330% due 07/20/33 ~	588,903	584,663
2.400% due 03/22/32 ~	1,129,705	1,125,775
2.430% due 06/20/32 ~	619,351	616,462
2.430% due 10/20/33 ~	2,271,123	2,259,725
2.580% due 09/20/32 ~	724,256	724,090
SLM Student Loan Trust
1.925% (LIBOR + 0.400%) due 03/25/25 §	3,388,677	3,353,699
2.867% (LIBOR + 1.500%) due 04/25/23 §	741,461	759,394
3.017% (LIBOR + 1.650%) due 07/25/22 §	90,454	92,804
3.067% (LIBOR + 1.700%) due 07/25/23 §	983,478	1,015,279
SMART ABS Trust (Australia)
1.450% due 08/14/19	2,758,739	2,751,290
1.660% due 08/14/19	1,485,451	1,482,226
SMB Private Education Loan Trust 2.477% (LIBOR + 1.000%) due 06/15/27 § ~	1,807,816	1,834,782
Springleaf Funding Trust 2.900% due 11/15/29 ~	1,115,000	1,117,062
Synchrony Credit Card Master Note Trust
1.600% due 04/15/21	3,315,000	3,313,036
1.690% due 03/15/21	4,340,000	4,335,519
2.370% due 03/15/23	3,894,000	3,907,015
2.640% due 03/15/23	3,545,000	3,541,045
Towd Point Mortgage Trust
2.250% due 04/25/56 § ~	1,806,225	1,793,174
2.250% due 07/25/56 § ~	1,382,690	1,374,666
2.750% due 02/25/55 § ~	652,481	654,162
2.750% due 04/25/55 § ~	1,353,215	1,356,814
2.750% due 05/25/55 § ~	1,232,814	1,235,977
2.750% due 08/25/55 § ~	906,451	908,381
2.750% due 04/25/57 § ~	1,815,932	1,816,571
2.750% due 06/25/57 § ~	4,824,894	4,816,442
2.750% due 07/25/57 § ~	5,010,082	5,013,804
2.750% due 10/25/57 § ~	8,442,667	8,433,467
3.000% due 02/25/55 § ~	821,226	824,815
USAA Auto Owner Trust 1.960% due 11/15/22	575,000	573,943
Verizon Owner Trust
2.220% due 12/20/21 ~	8,620,000	8,564,136
2.450% due 09/20/21 ~	645,000	645,400
2.530% due 04/20/22 ~	2,075,000	2,064,824
2.650% due 09/20/21 ~	865,000	864,431
Volkswagen Auto Loan Enhanced Trust 1.390% due 05/20/21	5,895,000	5,886,498
Volvo Financial Equipment LLC 1.670% due 02/18/20 ~	815,000	814,007
Volvo Financial Equipment Master Owner Trust 1.977% (LIBOR + 0.500%) due 11/15/22 § ~	830,000	832,917
Wendys Funding LLC 3.371% due 06/15/45 ~	5,107,438	5,134,848
Wheels SPV LLC
1.270% due 04/22/24 ~	116,825	116,719
1.590% due 05/20/25 ~	756,552	754,627
World Omni Automobile Lease Securitization Trust
1.450% due 08/15/19	2,855,000	2,841,841
1.940% due 12/15/20	6,855,000	6,849,632

Total Asset-Backed Securities (Cost $480,253,305)		478,214,910

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 12.4%

U.S. Treasury Notes - 12.4%

0.750% due 07/15/19	$1,750,000	$1,720,640
1.000% due 11/15/19	63,645,000	62,622,164
1.250% due 04/30/19	94,030,000	93,291,963
1.250% due 01/31/20	7,115,000	7,020,854
1.375% due 09/15/20	21,675,000	21,366,401
1.500% due 06/15/20	6,405,000	6,340,602
1.625% due 11/30/20	47,190,000	46,719,826
1.750% due 09/30/19 ‡	10,055,000	10,032,779
1.875% due 12/15/20	17,760,000	17,709,024

		266,824,253

Total U.S. Treasury Obligations (Cost $269,060,950)		266,824,253

MUNICIPAL BONDS - 0.1%

State Board of Administration Finance Corp FL ‘A’ 2.163% due 07/01/19	2,230,000	2,225,830

Total Municipal Bonds (Cost $2,230,000)		2,225,830

SHORT-TERM INVESTMENTS - 2.5%

Commercial Paper - 1.8%

Enbridge Energy Partners LP 2.336% due 01/16/18	11,545,000	11,535,112
Energy Transfer LP 2.489% due 01/16/18	17,925,000	17,906,690
Ford Motor Credit Co LLC 2.037% due 08/23/18	10,430,000	10,288,003

		39,729,805

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $15,040,605; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $15,342,223)	15,040,271	15,040,271

Total Short-Term Investments (Cost $54,777,353)		54,770,076

TOTAL INVESTMENTS - 99.9% (Cost $2,164,710,976)		2,159,122,542

DERIVATIVES - (0.0%)
(See Notes (c) through (d) in Notes to Schedule of Investments)		(668,098)

OTHER ASSETS & LIABILITIES, NET - 0.1%		3,586,529

NET ASSETS - 100.0%		$2,162,040,973

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	49.9%
Asset-Backed Securities	22.1%
Mortgage-Backed Securities	12.9%
U.S. Treasury Obligations	12.4%
Others (each less than 3.0%)	2.6%

99.9%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of December 31, 2017, an investment with a value of $1,063,668 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(c)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	03/18	2,563	$549,727,793	$548,762,331	($965,462)

Short Futures Outstanding
U.S. Treasury 10-Year Notes	03/18	476	59,361,761	59,046,313	315,448

Total Futures Contracts					($650,014)

(d)	Forward foreign currency contracts outstanding as of December 31, 2017 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
USD	1,160,822	EUR	979,665	02/18	HSB	($18,084)

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,078,484,086	$-	$1,078,484,086	$-
	Mortgage-Backed Securities	278,603,387	-	278,603,387	-
	Asset-Backed Securities	478,214,910	-	478,214,910	-
	U.S. Treasury Obligations	266,824,253	-	266,824,253	-
	Municipal Bonds	2,225,830	-	2,225,830	-
	Short-Term Investments	54,770,076	-	54,770,076	-
	Derivatives:
	Interest Rate Contracts
	Futures	315,448	315,448	-	-

	Total Assets	2,159,437,990	315,448	2,159,122,542	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(18,084)	-	(18,084)	-
	Interest Rate Contracts
	Futures	(965,462)	(965,462)	-	-

	Total Liabilities - Derivatives	(983,546)	(965,462)	(18,084)	-

	Total Liabilities	(983,546)	(965,462)	(18,084)	-

	Total	$2,158,454,444	($650,014)	$2,159,104,458	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments

December 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 19.8%

Argentina - 0.2%

YPF SA 6.950% due 07/21/27 ~	$200,000	$212,800
7.000% due 12/15/47 ~	200,000	198,700
8.500% due 07/28/25 ~	360,000	418,500

		830,000

Azerbaijan - 0.7%

Southern Gas Corridor CJSC 6.875% due 03/24/26 ~	1,350,000	1,537,230
State Oil Co of the Azerbaijan Republic 4.750% due 03/13/23 ~	327,000	332,108
6.950% due 03/18/30 ~	680,000	754,734

		2,624,072

Brazil - 1.7%

Banco do Brasil SA 4.625% due 01/15/25 ~	1,000,000	989,330
Gol Finance Inc 7.000% due 01/31/25 ~	400,000	395,204
MARB BondCo PLC 7.000% due 03/15/24 ~	200,000	201,250
Marfrig Holdings Europe BV 8.000% due 06/08/23 ~	420,000	439,425
Minerva Luxembourg SA 6.500% due 09/20/26 ~	245,000	252,656
Petrobras Global Finance BV 6.850% due 06/05/15	700,000	676,375
6.875% due 01/20/40	615,000	623,456
8.750% due 05/23/26	655,000	784,362
QGOG Atlantic 5.250% due 07/30/19 ~	712,500	701,813
Vale Overseas Ltd 6.875% due 11/21/36	500,000	615,000
6.875% due 11/10/39	440,000	541,750
Votorantim Cimentos SA 7.250% due 04/05/41 ~	200,000	217,000

		6,437,621

Chile - 1.4%

Banco del Estado de Chile 3.875% due 02/08/22 ~	250,000	261,025
Corp Nacional del Cobre de Chile 4.250% due 07/17/42 ~	403,000	420,104
4.500% due 08/01/47 ~	684,000	737,803
4.875% due 11/04/44 ~	1,005,000	1,147,393
5.625% due 10/18/43 ~	721,000	906,184
Empresa Nacional del Petroleo 3.750% due 08/05/26 ~	600,000	597,005
4.500% due 09/14/47 ~	469,000	451,459
VTR Finance BV 6.875% due 01/15/24 ~	515,000	544,613

		5,065,586

China - 1.2%

Amber Circle Funding Ltd 3.250% due 12/04/22 ~	890,000	897,245
Central China Real Estate Ltd 8.750% due 01/23/21 ~	200,000	214,377
China Evergrande Group 7.500% due 06/28/23 ~	330,000	336,247
China Railway Resources Huitung Ltd 3.850% due 02/05/23 ~	460,000	474,718
China SCE Property Holdings Ltd 10.000% due 07/02/20 ~	330,000	354,312
Franshion Development Ltd 6.750% due 04/15/21 ~	600,000	660,408

	Principal Amount	Value
Sinochem Overseas Capital Co Ltd 4.500% due 11/12/20 ~	$710,000	$741,459
6.300% due 11/12/40 ~	295,000	386,552
Sinopec Group Overseas Development Ltd 4.875% due 05/17/42 ~	280,000	316,310

		4,381,628

Colombia - 0.6%

Ecopetrol SA 7.625% due 07/23/19	325,000	349,375
Empresas Publicas de Medellin ESP 8.375% due 11/08/27 ~	COP 2,786,000,000	959,466
Millicom International Cellular SA 5.125% due 01/15/28 ~	$400,000	402,000
6.000% due 03/15/25 ~	325,000	346,531

		2,057,372

Costa Rica - 0.2%

Banco de Costa Rica 5.250% due 08/12/18 ~	290,000	291,087
Banco Nacional de Costa Rica 6.250% due 11/01/23 ~	540,000	573,480

		864,567

Ecuador - 0.6%

EP PetroEcuador 7.316% (LIBOR + 5.630%) due 09/24/19 § ~	2,343,158	2,407,595

Georgia - 0.1%

Georgian Railway JSC 7.750% due 07/11/22 ~	450,000	505,298

Hong Kong - 0.1%

Industrial & Commercial Bank of China Asia Ltd 5.125% due 11/30/20 ~	460,000	485,977

Indonesia - 0.7%

Majapahit Holding BV 7.750% due 01/20/20 ~	350,000	383,705
8.000% due 08/07/19 ~	420,000	455,406
P.T. Pertamina Persero 6.000% due 05/03/42 ~	372,000	423,708
P.T. Perusahaan Listrik Negara 5.250% due 05/15/47 ~	243,000	253,677
5.500% due 11/22/21 ~	1,033,000	1,122,148

		2,638,644

Jamaica - 0.4%

Digicel Group Ltd 7.125% due 04/01/22 ~	300,000	278,931
8.250% due 09/30/20 ~	760,000	749,588
Digicel Ltd 6.000% due 04/15/21 ~	380,000	375,436

		1,403,955

Kazakhstan - 1.6%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	1,037,000	1,071,739
Kazakhstan Temir Zholy Finance BV 6.950% due 07/10/42 ~	901,000	1,058,796
Kazakhstan Temir Zholy National Co JSC 4.850% due 11/17/27 ~	759,000	792,864
Kazkommertsbank JSC 5.500% due 12/21/22 ~	330,000	330,414

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
KazMunayGas National Co JSC 5.750% due 04/30/43 ~	$612,000	$657,641
6.375% due 04/09/21 ~	470,000	513,875
7.000% due 05/05/20 ~	603,000	654,315
9.125% due 07/02/18 ~	510,000	526,265
Nostrum Oil & Gas Finance BV 8.000% due 07/25/22 ~	200,000	207,878

		5,813,787

Luxembourg - 0.2%

Altice Financing SA 7.500% due 05/15/26 ~	600,000	640,500

Malaysia - 0.4%

Axiata SPV1 Labuan Ltd 5.375% due 04/28/20 ~	370,000	391,012
Petronas Capital Ltd 5.250% due 08/12/19 ~	475,000	495,862
7.875% due 05/22/22 ~	190,000	229,103
Wakala Global Sukuk Bhd 4.646% due 07/06/21 ~	425,000	454,240

		1,570,217

Mauritius - 0.1%

Liquid Telecommunications Financing PLC 8.500% due 07/13/22 ~	200,000	211,358

Mexico - 2.0%

Axtel SAB de CV 6.375% due 11/14/24 ~	1,100,000	1,138,500
Cemex SAB de CV 7.750% due 04/16/26 ~	200,000	227,000
Comision Federal de Electricidad 4.875% due 01/15/24 ~	590,000	631,300
5.750% due 02/14/42 ~	645,000	684,506
8.180% due 12/23/27 ~	MXN 8,220,000	409,911
Petroleos Mexicanos 5.500% due 06/27/44	$189,000	174,345
5.625% due 01/23/46	747,000	693,216
6.000% due 03/05/20	210,000	223,073
6.500% due 06/02/41	511,000	526,841
6.750% due 09/21/47	1,103,000	1,154,124
6.875% due 08/04/26	860,000	977,175
7.190% due 09/12/24 ~	MXN 15,500,000	702,240

		7,542,231

Netherlands - 0.2%

GTH Finance BV 7.250% due 04/26/23 ~	$200,000	225,276
VEON Holdings BV 4.950% due 06/16/24 ~	620,000	630,230

		855,506

Pakistan - 0.6%

The Second Pakistan International Sukuk Co Ltd 6.750% due 12/03/19 ~	860,000	892,307
The Third Pakistan International Sukuk Co Ltd 5.500% due 10/13/21 ~	647,000	655,309
5.625% due 12/05/22 ~	536,000	538,680

		2,086,296

	Principal Amount	Value
Peru - 0.5%

Banco de Credito del Peru 4.850% due 10/30/20 ~	PEN 3,131,000	$964,919
Nexa Resources SA 5.375% due 05/04/27 ~	$500,000	531,250
Petroleos del Peru SA 5.625% due 06/19/47 ~	447,000	470,468

		1,966,637

Philippines - 0.4%

Development Bank of the Philippines 5.500% due 03/25/21 ~	500,000	545,675
Power Sector Assets & Liabilities Management Corp 7.390% due 12/02/24 ~	845,000	1,079,924

		1,625,599

Russia - 1.6%

Credit Bank of Moscow 5.875% due 11/07/21 ~	500,000	521,080
Gazprom Neft OAO 4.375% due 09/19/22 ~	1,113,000	1,140,693
Gazprom OAO 8.625% due 04/28/34 ~	285,000	388,620
9.250% due 04/23/19 ~	201,000	217,198
Koks OAO 7.500% due 05/04/22 ~	200,000	212,649
Sberbank of Russia 5.250% due 05/23/23 ~	960,000	1,002,044
SCF Capital Designated Activity Co 5.375% due 06/16/23 ~	704,000	730,643
Vnesheconombank 5.942% due 11/21/23 ~	980,000	1,067,559
6.025% due 07/05/22 ~	426,000	463,309
6.902% due 07/09/20 ~	236,000	255,267

		5,999,062

Saudi Arabia - 0.1%

Acwa Power Management & Investments One Ltd 5.950% due 12/15/39 ~	350,000	359,779

Singapore - 0.2%

Puma International Financing SA 5.125% due 10/06/24 ~	700,000	715,389

South Africa - 1.0%

Eskom Holdings SOC Ltd 5.750% due 01/26/21 ~	1,871,000	1,853,972
6.750% due 08/06/23 ~	873,000	891,171
7.125% due 02/11/25 ~	630,000	645,789
Myriad International Holdings BV 4.850% due 07/06/27 ~	200,000	207,883

		3,598,815

Turkey - 0.1%

Turkiye Is Bankasi 6.000% due 10/24/22 ~	200,000	201,233

Ukraine - 0.3%

MHP SE 7.750% due 05/10/24 ~	450,000	488,880
Ukraine Railways 9.875% due 09/15/21 ~	245,000	260,915
Ukreximbank 9.750% due 01/22/25 ~	461,000	500,019

		1,249,814

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

Venezuela - 2.6%

Petroleos de Venezuela SA 5.375% due 04/12/27 ~	$432,000	$102,600
8.500% due 10/27/20 ~	10,840,500	8,889,210
9.000% due 11/17/21 Y ~	960,581	271,364
9.750% due 05/17/35 Y ~	1,153,498	315,482
12.750% due 02/17/22 ~	492,000	138,941

		9,717,597

Total Corporate Bonds & Notes (Cost $70,489,370)		73,856,135

SENIOR LOAN NOTES - 0.8%

United Arab Emirates - 0.8%

Dubai Drydocks LLC 0.100% due 10/18/27 * Y	2,380,503	529,662
Tranche B 0.100% due 10/18/27 Y	906,759	201,754
Dubai World Term B1 2.000% Cash or 1.750% PIK due 09/30/22 µ	2,268,495	2,117,265

		2,848,681

Total Senior Loan Notes (Cost $2,737,723)		2,848,681

FOREIGN GOVERNMENT BONDS & NOTES - 67.4%

Angola - 0.2%

Angolan Government 9.500% due 11/12/25 ~	650,000	751,557

Argentina - 2.0%

Argentina Bonar 25.413% (ARS Deposit + 2.000%) due 04/03/22 §	ARS 15,952,700	854,379
25.854% (ARS Deposit + 2.500%) due 03/11/19 §	6,145,000	335,723
Argentina POM Politica Monetaria 28.750% (ARS Reference + 0.000%) due 06/21/20 §	25,649,085	1,464,982
Argentine Republic Government 2.500% due 12/31/38 §	$1,976,197	1,457,742
6.875% due 04/22/21	910,000	992,696
7.500% due 04/22/26	1,095,000	1,241,347
8.280% due 12/31/33	795,857	936,376

		7,283,245

Bahrain - 0.1%

Bahrain Government 7.500% due 09/20/47 ~	410,000	392,624

Belarus - 1.5%

Republic of Belarus 6.875% due 02/28/23 ~	1,526,000	1,647,302
7.625% due 06/29/27 ~	1,050,000	1,174,687
8.950% due 01/26/18 ~	2,859,000	2,870,453

		5,692,442

Brazil - 7.9%

Banco Nacional de Desenvolvimento Economico e Social 4.750% due 05/09/24 ~	447,000	451,470
6.500% due 06/10/19 ~	458,000	481,642
Brazil Notas do Tesouro Nacional ‘B’ 6.000% due 08/15/22 ^	BRL 6,311,000	6,089,219

	Principal Amount	Value
Brazil Notas do Tesouro Nacional ‘F’ 10.000% due 01/01/23	BRL 26,022,000	$7,947,799
10.000% due 01/01/25	15,534,000	4,682,791
10.000% due 01/01/27	15,501,000	4,615,000
Brazilian Government 2.625% due 01/05/23	$600,000	579,300
4.250% due 01/07/25	854,000	869,585
4.625% due 01/13/28	777,000	781,468
5.000% due 01/27/45	647,000	604,621
5.625% due 01/07/41	251,000	257,024
5.625% due 02/21/47	474,000	485,376
6.000% due 04/07/26	487,000	545,440
7.125% due 01/20/37	464,000	561,440
8.250% due 01/20/34	249,000	326,813

		29,278,988

Cameroon - 0.1%

Republic of Cameroon 9.500% due 11/19/25 ~	200,000	240,638

Colombia - 1.5%

Colombia Government 3.875% due 04/25/27	659,000	671,686
4.000% due 02/26/24	550,000	571,037
5.000% due 06/15/45	660,000	699,600
5.625% due 02/26/44	729,000	836,527
6.125% due 01/18/41	1,255,000	1,518,550
7.375% due 09/18/37	470,000	637,320
8.125% due 05/21/24	675,000	854,179

		5,788,899

Costa Rica - 0.2%

Costa Rica Government 4.250% due 01/26/23 ~	371,000	362,653
5.625% due 04/30/43 ~	450,000	399,235

		761,888

Croatia - 1.1%

Croatia Government 6.000% due 01/26/24 ~	1,270,000	1,450,823
6.375% due 03/24/21 ~	894,000	984,061
6.625% due 07/14/20 ~	925,000	1,008,721
6.750% due 11/05/19 ~	530,000	569,538

		4,013,143

Dominican Republic - 2.0%

Dominican Republic 5.500% due 01/27/25 ~	1,280,000	1,358,400
5.875% due 04/18/24 ~	949,000	1,023,961
6.600% due 01/28/24 ~	505,000	567,494
6.850% due 01/27/45 ~	1,190,000	1,341,737
6.875% due 01/29/26 ~	1,260,000	1,439,878
7.450% due 04/30/44 ~	580,000	694,550
7.500% due 05/06/21 ~	895,000	978,906

		7,404,926

Ecuador - 5.5%

Ecuador Government 7.950% due 06/20/24 ~	2,214,000	2,360,677
8.750% due 06/02/23 ~	1,993,000	2,209,739
8.875% due 10/23/27 ~	1,751,000	1,932,666
9.625% due 06/02/27 ~	1,095,000	1,257,881
9.650% due 12/13/26 ~	1,062,000	1,222,628
10.500% due 03/24/20 ~	5,320,000	5,905,200
10.750% due 03/28/22 ~	4,876,000	5,711,015

		20,599,806

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Egypt - 1.1%

Egypt Government 6.125% due 01/31/22 ~	$440,000	$461,197
6.875% due 04/30/40 ~	170,000	171,884
7.500% due 01/31/27 ~	2,210,000	2,447,341
8.500% due 01/31/47 ~	1,050,000	1,208,246

		4,288,668

El Salvador - 0.7%

El Salvador Government 5.875% due 01/30/25 ~	270,000	272,700
6.375% due 01/18/27 ~	175,000	178,719
7.375% due 12/01/19 ~	240,000	254,700
7.625% due 02/01/41 ~	785,000	855,650
7.650% due 06/15/35 ~	240,000	261,338
8.250% due 04/10/32 ~	225,000	259,560
8.625% due 02/28/29 ~	390,000	457,275

		2,539,942

Ethiopia - 0.5%

Ethiopia International 6.625% due 12/11/24 ~	1,709,000	1,796,415

Gabon - 0.4%

Gabon Government 6.375% due 12/12/24 ~	1,447,300	1,473,418

Georgia - 0.2%

Georgia Government 6.875% due 04/12/21 ~	610,000	687,836

Ghana - 0.1%

Ghana Government 9.250% due 09/15/22 ~	370,000	420,233

Hungary - 1.6%

Hungary Government 5.375% due 02/21/23	1,444,000	1,608,899
5.375% due 03/25/24	768,000	870,286
5.500% due 06/24/25	HUF 168,330,000	822,255
5.750% due 11/22/23	$1,296,000	1,484,663
7.625% due 03/29/41	684,000	1,073,989

		5,860,092

India - 2.6%

Export-Import Bank of India 3.375% due 08/05/26 ~	210,000	206,736
4.000% due 01/14/23 ~	550,000	570,446
India Government 7.590% due 01/11/26	INR 260,000,000	4,081,850
7.720% due 05/25/25	295,000,000	4,720,740

		9,579,772

Indonesia - 3.0%

Indonesia Government 4.750% due 07/18/47 ~	$392,000	418,392
5.125% due 01/15/45 ~	1,058,000	1,171,394
5.250% due 01/17/42 ~	413,000	463,332
5.250% due 01/08/47 ~	632,000	715,714
5.950% due 01/08/46 ~	854,000	1,055,823
6.625% due 02/17/37 ~	366,000	469,242
7.750% due 01/17/38 ~	529,000	757,517
8.500% due 10/12/35 ~	230,000	345,223

	Principal Amount	Value
Indonesia Treasury 5.625% due 05/15/23	IDR 5,904,000,000	$427,038
7.500% due 08/15/32	24,068,000,000	1,880,886
7.500% due 05/15/38	5,834,000,000	451,498
8.375% due 03/15/24	7,704,000,000	632,453
8.375% due 09/15/26	17,040,000,000	1,422,805
Perusahaan Penerbit SBSN Indonesia III 4.325% due 05/28/25 ~	$340,000	357,000
4.550% due 03/29/26 ~	610,000	645,709

		11,214,026

Ivory Coast - 0.8%

Ivory Coast Government 5.750% due 12/31/32 ~	3,088,260	3,094,399

Jamaica - 0.2%

Jamaica Government 6.750% due 04/28/28	250,000	284,062
7.875% due 07/28/45	430,000	524,600

		808,662

Jordan - 0.1%

Jordan Government 5.750% due 01/31/27 ~	390,000	387,857

Kazakhstan - 0.7%

KazAgro National Management Holding JSC 4.625% due 05/24/23 ~	800,000	813,167
Kazakhstan Government 4.875% due 10/14/44 ~	440,000	474,478
5.125% due 07/21/25 ~	360,000	401,753
6.500% due 07/21/45 ~	810,000	1,042,081

		2,731,479

Kenya - 0.1%

Kenya Government 6.875% due 06/24/24 ~	410,000	437,677

Lebanon - 1.8%

Lebanon Government 5.150% due 11/12/18 ~	162,000	161,712
5.450% due 11/28/19 ~	721,000	718,008
6.000% due 01/27/23 ~	264,000	253,651
6.100% due 10/04/22 ~	2,104,000	2,052,587
6.200% due 02/26/25 ~	390,000	369,256
6.375% due 03/09/20	710,000	712,408
6.600% due 11/27/26 ~	439,000	420,072
6.750% due 11/29/27 ~	242,000	231,334
8.250% due 04/12/21 ~	1,629,000	1,703,673

		6,622,701

Malaysia - 1.4%

Malaysia Government 3.418% due 08/15/22	MYR 404,000	98,629
3.480% due 03/15/23	263,000	64,012
3.654% due 10/31/19	1,063,000	265,207
3.659% due 10/15/20	11,936,000	2,976,343
3.759% due 03/15/19	1,063,000	264,818
3.844% due 04/15/33	3,365,000	779,071
3.882% due 03/10/22	1,170,000	293,020
3.955% due 09/15/25	80,000	19,649
4.181% due 07/15/24	845,000	211,615
4.254% due 05/31/35	13,000	3,092
4.392% due 04/15/26	198,000	49,966
4.498% due 04/15/30	945,000	233,973

		5,259,395

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Mexico - 5.7%

Mexican Bonos 5.750% due 03/05/26	MXN 68,170,000	$3,068,161
6.500% due 06/10/21	89,360,000	4,394,035
6.500% due 06/09/22	67,910,000	3,309,449
8.000% due 12/07/23	19,710,000	1,019,617
10.000% due 12/05/24	51,690,000	2,965,830
Mexican Udibonos 4.000% due 06/13/19 ^	76,674,399	3,939,812
Mexico Government 4.350% due 01/15/47	$365,000	349,488
4.600% due 01/23/46	645,000	637,582
4.750% due 03/08/44	364,000	368,914
5.550% due 01/21/45	408,000	460,530
5.750% due 10/12/10	476,000	509,320
6.050% due 01/11/40	270,000	319,073

		21,341,811

Mongolia - 0.1%

Mongolia Government 5.625% due 05/01/23 ~	233,000	235,664

Morocco - 0.6%

Morocco Government 4.250% due 12/11/22 ~	1,391,000	1,469,953
5.500% due 12/11/42 ~	657,000	747,075

		2,217,028

Namibia - 0.1%

Namibia Government 5.250% due 10/29/25 ~	350,000	357,622

Nigeria - 0.4%

Nigeria Government 6.500% due 11/28/27 ~	840,000	878,037
7.625% due 11/28/47 ~	490,000	527,110

		1,405,147

Oman - 0.4%

Oman Government 4.750% due 06/15/26 ~	637,000	619,766
6.500% due 03/08/47 ~	730,000	732,781

		1,352,547

Pakistan - 1.1%

Pakistan Government 6.875% due 12/05/27 ~	1,029,000	1,034,270
7.250% due 04/15/19 ~	1,026,000	1,064,684
8.250% due 04/15/24 ~	1,014,000	1,122,078
8.250% due 09/30/25 ~	758,000	844,779

		4,065,811

Panama - 0.9%

Panama Government 4.000% due 09/22/24	360,000	383,760
4.300% due 04/29/53	470,000	491,855
4.500% due 05/15/47	330,000	356,070
6.700% due 01/26/36	664,000	887,104
7.125% due 01/29/26	185,000	238,187
8.875% due 09/30/27	310,000	451,050
9.375% due 04/01/29	293,000	445,360

		3,253,386

Paraguay - 0.2%

Paraguay Government 4.625% due 01/25/23 ~	490,000	515,921
4.700% due 03/27/27 ~	240,000	252,000

		767,921

	Principal Amount	Value
Peru - 1.8%

Fondo MIVIVIENDA SA 7.000% due 02/14/24 ~	PEN 2,074,000	$685,204
Peru Government 6.150% due 08/12/32 ~	689,000	227,099
Peruvian Government 5.625% due 11/18/50	$1,453,000	1,867,832
6.900% due 08/12/37 ~	PEN 542,000	188,403
6.950% due 08/12/31 ~	1,823,000	642,756
7.350% due 07/21/25	$1,177,000	1,527,746
8.750% due 11/21/33	1,072,000	1,691,080

		6,830,120

Philippines - 1.1%

Philippine Government 4.950% due 01/15/21	PHP 14,000,000	288,483
6.250% due 01/14/36	8,000,000	181,090
6.375% due 10/23/34	$589,000	789,213
7.750% due 01/14/31	620,000	885,075
9.500% due 02/02/30	855,000	1,353,979
10.625% due 03/16/25	360,000	544,410

		4,042,250

Poland - 1.5%

Republic of Poland Government 2.500% due 07/25/26	PLN 6,445,000	1,754,395
3.000% due 03/17/23	$204,000	207,748
3.250% due 07/25/25	PLN 6,315,000	1,830,759
4.000% due 10/25/23	4,048,000	1,240,292
5.000% due 03/23/22	$445,000	487,839

		5,521,033

Romania - 1.2%

Romania Government 5.800% due 07/26/27	RON 1,980,000	573,969
Romanian Government 4.375% due 08/22/23 ~	$1,696,000	1,819,384
6.125% due 01/22/44 ~	140,000	181,186
6.750% due 02/07/22 ~	1,722,000	1,975,048

		4,549,587

Russia - 2.9%

Russian Federal 4.750% due 05/27/26 ~	800,000	849,503
5.250% due 06/23/47 ~	1,600,000	1,677,797
7.400% due 12/07/22	RUB 21,907,000	386,323
7.500% due 08/18/21	184,898,000	3,267,970
7.700% due 03/23/33	11,847,000	206,719
7.750% due 09/16/26	164,995,000	2,943,711
8.500% due 09/17/31	70,825,000	1,332,678

		10,664,701

Senegal - 0.3%

Senegal Government 6.250% due 05/23/33 ~	$660,000	698,581
8.750% due 05/13/21 ~	328,000	379,088

		1,077,669

Serbia - 0.2%

Serbia Government 4.875% due 02/25/20 ~	610,000	633,820
7.250% due 09/28/21 ~	250,000	286,284

		920,104

South Africa - 5.3%

Republic of South Africa Government 4.300% due 10/12/28	1,650,000	1,595,651
4.875% due 04/14/26	740,000	758,337
5.000% due 10/12/46	630,000	597,870
5.650% due 09/27/47	1,010,000	1,033,609

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

6.500% due 02/28/41	ZAR 22,540,000	$1,287,545
7.000% due 02/28/31	37,412,010	2,523,216
8.000% due 01/31/30	18,858,000	1,396,460
8.250% due 03/31/32	14,456,000	1,071,772
8.500% due 01/31/37	13,309,000	969,406
8.750% due 01/31/44	18,272,538	1,331,322
8.750% due 02/28/48	48,624,030	3,563,732
9.000% due 01/31/40	9,650,000	727,221
10.500% due 12/21/26	31,833,000	2,876,226

		19,732,367

Sri Lanka - 0.1%

Sri Lanka Government 6.200% due 05/11/27 ~	$248,000	262,314
6.825% due 07/18/26 ~	246,000	271,293

		533,607

Suriname - 0.2%

Republic of Suriname 9.250% due 10/26/26 ~	591,000	638,280

Thailand - 0.5%

Thailand Government 1.250% due 03/12/28 ^ ~	THB 11,746,025	350,614
2.875% due 06/17/46	25,500,000	745,943
3.400% due 06/17/36	20,419,000	672,346

		1,768,903

Turkey - 1.7%

Turkey Government 3.000% due 02/23/22 ^	TRY 2,640,264	706,299
3.250% due 03/23/23	$350,000	332,358
4.875% due 04/16/43	355,000	312,434
5.625% due 03/30/21	152,000	160,244
5.750% due 03/22/24	460,000	487,882
5.750% due 05/11/47	267,000	260,785
6.000% due 03/25/27	350,000	373,313
6.000% due 01/14/41	365,000	370,021
6.250% due 09/26/22	320,000	347,984
6.750% due 05/30/40	275,000	303,424
6.875% due 03/17/36	166,000	185,504
7.000% due 03/11/19	208,000	217,585
7.000% due 06/05/20	251,000	271,183
7.375% due 02/05/25	575,000	663,562
7.500% due 11/07/19	235,000	252,524
11.000% due 02/24/27	TRY 4,340,000	1,097,748

		6,342,850

Ukraine - 0.7%

Ukraine Government 7.375% due 09/25/32 ~	$1,048,000	1,032,326
7.750% due 09/01/22 ~	243,000	258,994
7.750% due 09/01/23 ~	709,000	754,412
7.750% due 09/01/24 ~	267,000	281,658
7.750% due 09/01/25 ~	427,000	446,474

		2,773,864

United Arab Emirates - 0.1%

Abu Dhabi Government 3.125% due 05/03/26 ~	240,000	237,377

Uruguay - 0.9%

Uruguay Government 4.125% due 11/20/45	443,086	446,409
4.500% due 08/14/24	826,120	897,992
5.100% due 06/18/50	365,000	406,063
7.625% due 03/21/36	483,000	690,714
7.875% due 01/15/33	657,000	942,795

		3,383,973

	Principal Amount	Value

Venezuela - 1.1%

Venezuela Government 7.650% due 04/21/25 Y ~	$366,000	$75,030
7.750% due 10/13/19 Y ~	703,000	163,448
8.250% due 10/13/24 Y ~	1,788,000	366,540
9.000% due 05/07/23 Y ~	723,000	153,638
9.250% due 09/15/27	967,000	212,740
9.250% due 05/07/28 Y ~	1,200,000	249,000
11.750% due 10/21/26 Y ~	5,267,700	1,172,063
11.950% due 08/05/31 ~	7,620,100	1,562,120
12.750% due 08/23/22 ~	824,000	181,280

		4,135,859

Vietnam - 0.5%

Vietnam Government 4.800% due 11/19/24 ~	746,000	797,851
6.750% due 01/29/20 ~	895,000	966,859

		1,764,710

Zambia - 0.4%

Zambia Government 8.500% due 04/14/24 ~	470,000	520,659
8.970% due 07/30/27 ~	1,000,000	1,127,183

		1,647,842

Total Foreign Government Bonds & Notes (Cost $248,126,956)		250,972,761

SHORT-TERM INVESTMENTS - 7.7%

Foreign Government Issues - 1.4%

Egypt Treasury Bills 18.199% due 07/03/18	EGP 3,700,000	190,547
18.303% due 01/16/18	25,000,000	1,400,891
18.451% due 04/24/18	4,650,000	248,788
19.252% due 03/13/18	3,150,000	171,612
21.901% due 03/13/18	3,725,000	202,938
22.130% due 04/10/18	575,000	30,977
22.150% due 04/10/18	4,775,000	257,247
Letras del Banco Central de la Republica Argentina
27.150% due 06/21/18	ARS 10,735,940	509,480
27.200% due 06/21/18	19,123,787	907,530
29.550% due 06/21/18	8,173,870	387,896
29.600% due 06/21/18	15,968,700	757,804
29.606% due 08/15/18	1,803,484	82,333
29.878% due 08/15/18	4,357,428	198,926

		5,346,969

Repurchase Agreement - 6.3%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $23,646,098; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $24,122,228)	$23,645,573	23,645,573

Total Short-Term Investments (Cost $29,206,550)		28,992,542

TOTAL INVESTMENTS - 95.7% (Cost $350,560,599)		356,670,119

DERIVATIVES - 2.1%
(See Notes (d) and (e) in Notes to Schedule of Investments)		7,863,096

OTHER ASSETS & LIABILITIES, NET - 2.2%		8,026,462

NET ASSETS - 100.0%		$372,559,677

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	67.4%
Corporate Bonds & Notes	19.8%
Short-Term Investments	7.7%
Others (each less than 3.0%)	0.8%

95.7%
Derivatives	2.1%
Other Assets & Liabilities, Net	2.2%

100.0%

(b)	As of December 31, 2017, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Brazil	9.6%
Mexico	7.7%
United States (Includes Short-Term Investments)	6.3%
South Africa	6.3%
Ecuador	6.1%
Russia	4.5%
Venezuela	3.7%
Indonesia	3.7%
Others (each less than 3.0%)	47.8%

95.7%
Derivatives	2.1%
Other Assets & Liabilities, Net	2.2%

100.0%

(c)	Investments with a total aggregate value of $3,497,981 or 0.9% of the Fund’s net assets were in default as of December 31, 2017.

(d)	Forward foreign currency contracts outstanding as of December 31, 2017 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
ARS	18,856,231	USD	1,027,588	01/18	CSF	($30,167)
BRL	55,235,635	USD	16,697,592	01/18	ABN	(45,808)
BRL	26,781,142	USD	8,136,455	01/18	HSB	(62,794)
BRL	28,454,493	USD	8,771,828	01/18	MER	(193,704)
CLP	616,423,275	USD	942,500	01/18	BNP	59,163
CLP	1,112,168,125	USD	1,707,500	01/18	CSF	99,728
CLP	2,612,912,451	USD	4,140,185	01/18	DUB	105,691
CLP	704,136,270	USD	1,110,000	01/18	SCB	34,193
CNY	59,714,995	USD	9,056,646	01/18	ANZ	97,452
COP	17,446,112,500	USD	5,746,252	01/18	HSB	84,311
COP	4,500,000,000	USD	1,486,866	01/18	SCB	17,053
CZK	65,283,285	USD	2,641,265	01/18	BNP	424,927
CZK	43,523,398	USD	1,763,437	01/18	CIT	280,747
CZK	74,992,810	USD	3,526,252	01/18	HSB	955
CZK	31,432,023	USD	1,273,041	01/18	SCB	203,242
CZK	67,908,078	USD	3,177,729	04/18	BNP	30,228
EUR	1,571,064	CZK	41,379,488	01/18	BRC	(58,227)
EUR	3,311,024	USD	3,973,202	01/18	BNP	-
HUF	232,436,608	USD	885,540	01/18	HSB	13,284
HUF	1,213,302,301	USD	4,658,306	02/18	BNP	39,567
IDR	6,872,549,182	USD	503,410	01/18	BRC	3,859
ILS	4,186,166	USD	1,200,940	01/18	MER	3,327
INR	98,103,979	USD	1,510,291	01/18	BNP	23,658
INR	28,433,370	USD	426,000	01/18	BRC	18,583
INR	99,545,775	USD	1,493,000	01/18	GSC	63,492
KRW	10,306,077,561	USD	9,047,562	01/18	ANZ	612,656
MXN	74,597,763	USD	3,935,000	01/18	ABN	(160,266)
MXN	14,877,547	USD	752,500	01/18	BNP	321
MXN	84,964,500	USD	4,460,000	01/18	CSF	(160,697)
MXN	14,963,463	USD	752,500	01/18	DUB	4,669
MXN	7,981,081	USD	410,000	01/18	GSC	(6,148)
MXN	12,133,385	USD	609,626	01/18	HSB	4,338
MYR	3,512,428	USD	828,755	01/18	DUB	34,674
PEN	577,485	USD	178,000	01/18	BNP	(112)
PEN	5,147,433	USD	1,582,000	01/18	BNP	3,608
PEN	11,212,239	USD	3,451,725	01/18	CSF	2,077
PHP	44,728,167	USD	863,361	01/18	BNP	32,166
PLN	18,664,925	USD	5,097,339	01/18	BRC	264,809
PLN	3,947,536	USD	1,117,921	03/18	BNP	16,537
PLN	19,426,759	USD	5,458,795	04/18	HSB	125,561
RON	6,778,886	USD	1,740,340	01/18	MER	2,221
RON	5,336,154	USD	1,361,576	02/18	HSB	9,077
RUB	231,873,079	USD	3,967,203	01/18	DUB	38,176
RUB	232,467,917	USD	3,938,299	02/18	BRC	58,522
SGD	9,685,568	USD	7,128,345	01/18	ANZ	116,624
THB	29,287,206	USD	888,595	01/18	BNP	10,737
THB	92,896,500	USD	2,814,619	01/18	BRC	37,986

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
THB	94,761,700	USD	2,866,095	01/18	CIT	$43,785
THB	68,566,600	USD	2,056,463	01/18	GSC	49,035
THB	34,924,900	USD	1,058,298	01/18	SCB	14,153
THB	95,231,000	USD	2,935,785	02/18	GSC	(9,359)
TRY	16,844,815	USD	4,278,351	01/18	BNP	127,185
TRY	1,919,609	USD	488,376	01/18	HSB	13,672
TRY	14,493,447	USD	3,788,097	01/18	SCB	2,470
TWD	163,483,154	USD	5,430,071	01/18	ANZ	101,706
USD	270,000	ARS	5,038,200	01/18	BNP	3,499
USD	15,470,000	BRL	55,235,635	01/18	ABN	(1,181,785)
USD	8,095,871	BRL	26,781,142	01/18	HSB	22,210
USD	8,601,721	BRL	28,454,493	01/18	MER	23,598
USD	1,237,679	BRL	4,102,868	02/18	BNP	4,950
USD	8,105,305	BRL	26,781,142	02/18	HSB	58,765
USD	720,000	CLP	459,834,400	01/18	BNP	(27,212)
USD	185,000	CLP	118,215,000	01/18	HSB	(7,095)
USD	415,000	CNY	2,774,068	01/18	ANZ	(10,255)
USD	410,000	CNY	2,745,565	01/18	BNP	(10,885)
USD	908,267	COP	2,771,576,751	01/18	CSF	(18,005)
USD	155,860	COP	463,372,866	01/18	CSF	999
USD	339,000	COP	1,032,594,000	01/18	DUB	(6,097)
USD	650,000	COP	1,971,450,000	01/18	HSB	(8,867)
USD	750,000	CZK	16,523,250	01/18	BNP	(27,154)
USD	511,171	CZK	11,956,341	01/18	BRC	(50,389)
USD	5,253,370	EUR	4,882,088	01/18	BNP	(605,096)
USD	687,000	HUF	183,101,403	01/18	HSB	(21,046)
USD	437,282	IDR	5,983,334,065	01/18	ANZ	(4,352)
USD	69,991	IDR	953,509,807	01/18	BRC	(389)
USD	564,000	IDR	7,735,260,000	01/18	GSC	(6,946)
USD	720,000	IDR	9,938,880,000	01/18	SCB	(13,597)
USD	259,000	INR	16,958,543	01/18	BNP	(6,163)
USD	695,000	INR	45,664,975	01/18	MER	(19,015)
USD	800,000	KRW	901,280,000	01/18	HSB	(44,799)
USD	341,000	KRW	382,704,300	01/18	MER	(17,721)
USD	1,095,000	MXN	21,263,258	01/18	ABN	19,054
USD	819,000	MXN	16,009,920	01/18	BNP	8,879
USD	5,398,078	MXN	104,825,282	01/18	DUB	93,796
USD	2,273,919	MXN	43,963,116	01/18	HSB	49,334
USD	1,202,241	MYR	5,067,015	01/18	DUB	(43,338)
USD	2,003,900	PEN	6,546,684	01/18	BNP	(12,732)
USD	2,510,800	PEN	8,180,295	01/18	DUB	(9,047)
USD	478,000	PEN	1,560,670	01/18	HSB	(2,747)
USD	557,000	PLN	2,030,888	01/18	HSB	(26,443)
USD	1,090,000	PLN	3,985,149	01/18	MER	(54,872)
USD	548,000	RON	2,171,144	01/18	HSB	(10,108)
USD	194,272	RON	759,991	01/18	ING	(1,089)
USD	665,000	RUB	39,339,738	01/18	HSB	(14,555)
USD	412,000	RUB	24,323,450	01/18	MER	(8,164)
USD	274,000	SGD	372,685	01/18	BNP	(4,775)
USD	745,000	SGD	1,017,984	01/18	HSB	(16,469)
USD	515,000	THB	17,108,300	01/18	GSC	(10,350)
USD	2,931,989	THB	95,231,000	01/18	GSC	7,698
USD	825,000	THB	27,452,700	01/18	HSB	(18,000)
USD	439,800	TRY	1,706,182	01/18	BNP	(6,429)
USD	545,000	TRY	2,134,820	01/18	BRC	(13,333)
USD	429,860	TRY	1,667,212	01/18	CIT	(6,177)
USD	432,000	TRY	1,678,160	01/18	GSC	(6,900)
USD	2,418,340	TRY	9,540,049	01/18	SCB	(76,732)
USD	212,000	TWD	6,360,000	01/18	BNP	(3,203)
USD	360,000	TWD	10,821,600	01/18	MER	(6,170)
USD	547,314	ZAR	7,469,412	01/18	BRC	(53,833)
USD	876,000	ZAR	11,262,631	01/18	CIT	(30,430)
USD	2,867,000	ZAR	37,369,048	01/18	MER	(140,504)
ZAR	2,318,826	USD	181,218	01/18	HSB	5,404
ZAR	35,197,947	USD	2,525,141	01/18	MER	307,630

Total Forward Foreign Currency Contracts						$545,491

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(e)	Swap agreements outstanding as of December 31, 2017 were as follows:

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Payment Frequency	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month MYR-KLIBOR	Q	HSB	3.555%	03/18/18	MYR 19,778,000	$1,739	$-	$1,739

		Exchange
Brazil CETIP Interbank	Z	CME	10.375%	01/04/21	BRL 19,860,493	319,493	-	319,493
28-Day MXN TIIE	L	CME	6.720%	09/14/22	MXN 37,000,000	(86,190)	-	(86,190)
28-Day MXN TIIE	L	CME	7.225%	12/14/22	33,000,000	(44,730)	-	(44,730)
Brazil CETIP Interbank	Z	CME	10.550%	01/02/25	BRL 3,857,083	21,527	-	21,527

						210,100	-	210,100

Total Interest Rate Swaps – Pay Floating Rate						$211,839	$-	$211,839

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/ Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Brazil CETIP Interbank	Z/Z	CME	8.880%	01/04/21	BRL 16,338,020	$7,908	$-	$7,908
3-Month USD-LIBOR	S/Q	LCH	2.130%	11/16/26	$1,110,000	19,564	-	19,564
3-Month USD-LIBOR	S/Q	LCH	2.217%	11/28/26	3,270,000	35,631	-	35,631
3-Month USD-LIBOR	S/Q	LCH	2.374%	09/15/27	2,100,000	(10,680)	-	(10,680)
3-Month USD-LIBOR	S/Q	LCH	2.319%	12/15/27	2,200,000	14,144	-	14,144

						$66,567	$-	$66,567

Total Interest Rate Swaps						$278,406	$-	$278,406

Total Return Swaps

Receive Total Return	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Indonesia Treasury 12.800% due 06/15/21	S	SCB	06/15/21	IDR 2,295,000,000	$206,879	$290,388	($83,509)
Indonesia Treasury 8.375% due 03/15/24	S	SCB	03/15/24	4,364,000,000	366,295	379,954	(13,659)
Indonesia Treasury 11.000% due 09/15/25	S	SCB	09/15/25	8,000,000,000	775,618	966,375	(190,757)
Indonesia Treasury 7.000% due 05/15/27	S	SCB	05/15/27	18,000,000,000	1,406,419	1,618,076	(211,657)
Indonesia Treasury 7.000% due 05/15/27	S	SCB	05/15/27	16,179,000,000	1,264,136	1,170,641	93,495
Indonesia Treasury 9.000% due 03/15/29	S	SCB	03/15/29	3,534,000,000	315,079	311,876	3,203
Indonesia Treasury 10.500% due 08/15/30	S	SCB	08/15/30	2,589,000,000	255,935	308,969	(53,034)
Indonesia Treasury 6.625% due 05/15/33	S	SCB	05/15/33	13,600,000,000	989,005	1,147,409	(158,404)
Indonesia Treasury 8.375% due 03/15/34	S	SCB	03/15/34	6,627,000,000	558,043	546,734	11,309
Indonesia Treasury 8.250% due 05/15/36	S	SCB	05/15/36	10,824,000,000	901,790	805,182	96,608

					$7,039,199	$7,545,604	($506,405)

Total Swap Agreements					$7,317,605	$7,545,604	($227,999)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$73,856,135	$-	$73,856,135	$-
	Senior Loan Notes	2,848,681	-	2,848,681	-
	Foreign Government Bonds & Notes	250,972,761	-	250,972,761	-
	Short-Term Investments	28,992,542	-	28,992,542	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	3,936,041	-	3,936,041	-
	Interest Rate Contracts
	Swaps	7,459,205	-	7,459,205	-

	Total Asset - Derivatives	11,395,246	-	11,395,246	-

	Total Assets	368,065,365	-	368,065,365	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(3,390,550)	-	(3,390,550)	-
	Interest Rate Contracts
	Swaps	(141,600)	-	(141,600)	-

	Total Liabilities - Derivatives	(3,532,150)	-	(3,532,150)	-

	Total Liabilities	(3,532,150)	-	(3,532,150)	-

	Total	$364,533,215	$-	$364,533,215	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 96.3%

Basic Materials - 2.3%

Alcoa Corp *	93,967	$5,062,002
CF Industries Holdings Inc	218,079	9,277,081
International Paper Co	161,487	9,356,557

		23,695,640

Communications - 7.1%

CBS Corp ‘B’	89,031	5,252,829
Charter Communications Inc ‘A’ *	13,259	4,454,494
Cisco Systems Inc	744,140	28,500,562
Comcast Corp ‘A’	164,842	6,601,922
eBay Inc *	330,206	12,461,974
Twenty-First Century Fox Inc ‘B’	210,324	7,176,255
Vodafone Group PLC (United Kingdom)	2,470,037	7,807,770

		72,255,806

Consumer, Cyclical - 6.2%

Advance Auto Parts Inc	78,856	7,861,155
Carnival Corp	250,414	16,619,977
CVS Health Corp	101,648	7,369,480
General Motors Co	472,701	19,376,014
Wal-Mart Stores Inc	121,289	11,977,289

		63,203,915

Consumer, Non-Cyclical - 15.2%

Anthem Inc	68,237	15,354,007
Biogen Inc *	31,357	9,989,400
Cardinal Health Inc	153,782	9,422,223
Danone SA (France)	152,470	12,775,584
Gilead Sciences Inc	97,406	6,978,166
McKesson Corp	58,636	9,144,284
Medtronic PLC	87,615	7,074,911
Merck & Co Inc	177,013	9,960,522
Mylan NV *	278,365	11,777,623
Novartis AG (Switzerland)	138,523	11,657,047
PayPal Holdings Inc *	104,152	7,667,670
Pfizer Inc	532,390	19,283,166
Reckitt Benckiser Group PLC (United Kingdom)	45,032	4,201,194
Sanofi ADR (France)	325,757	14,007,551
Shire PLC	105,138	5,448,370

		154,741,718

Energy - 16.9%

Anadarko Petroleum Corp	74,379	3,989,689
BP PLC ADR (United Kingdom)	461,834	19,410,883
Canadian Natural Resources Ltd (TSE) (Canada)	319,389	11,413,647
Chevron Corp	163,077	20,415,610
Devon Energy Corp	388,342	16,077,359
Halliburton Co	202,203	9,881,661
Hess Corp	246,818	11,716,450
Marathon Oil Corp	1,009,646	17,093,307
Occidental Petroleum Corp	127,923	9,422,808
QEP Resources Inc *	479,857	4,592,231
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	351,459	23,445,830
Suncor Energy Inc (NYSE) (Canada)	644,608	23,670,006

		171,129,481

Financial - 33.7%

Aflac Inc	65,442	5,744,499
Ally Financial Inc	440,360	12,840,898
American International Group Inc	225,086	13,410,624
Bank of America Corp	1,655,757	48,877,947
Citigroup Inc	801,661	59,651,595
Citizens Financial Group Inc	303,287	12,731,988
Fifth Third Bancorp	574,517	17,430,846

	Shares	Value

JPMorgan Chase & Co	348,870	$37,308,158
KeyCorp	215,245	4,341,492
MetLife Inc	313,681	15,859,711
Morgan Stanley	400,129	20,994,769
State Street Corp	134,722	13,150,214
The Allstate Corp	112,571	11,787,309
The Bank of New York Mellon Corp	276,733	14,904,839
The Goldman Sachs Group Inc	45,525	11,597,949
The PNC Financial Services Group Inc	156,045	22,515,733
US Bancorp	27,394	1,467,770
Wells Fargo & Co	298,291	18,097,315

		342,713,656

Industrial - 8.1%

Arconic Inc	303,662	8,274,789
Caterpillar Inc	74,581	11,752,474
Eaton Corp PLC	206,764	16,336,424
Emerson Electric Co	102,677	7,155,560
General Electric Co	365,644	6,380,488
Ingersoll-Rand PLC	66,115	5,896,797
Johnson Controls International PLC	399,351	15,219,266
Textron Inc	205,518	11,630,264

		82,646,062

Technology - 6.2%

Cognizant Technology Solutions Corp ‘A’	94,467	6,709,046
Intel Corp	366,989	16,940,212
Microsoft Corp	184,984	15,823,532
NetApp Inc	131,988	7,301,576
QUALCOMM Inc	244,248	15,636,757

		62,411,123

Utilities - 0.6%

FirstEnergy Corp	194,179	5,945,761

Total Common Stocks (Cost $722,381,619)		978,743,162

CLOSED-END MUTUAL FUND - 0.5%

Altaba Inc *	69,463	4,851,991

Total Closed-End Mutual Fund (Cost $2,068,509)		4,851,991

	Principal Amount

SHORT-TERM INVESTMENT - 3.1%

Repurchase Agreement - 3.1%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $31,749,511; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $32,385,762)	$31,748,805	31,748,805

Total Short-Term Investment (Cost $31,748,805)		31,748,805

TOTAL INVESTMENTS - 99.9% (Cost $756,198,933)		1,015,343,958

DERIVATIVES - (0.2%)
(See Note (b) in Notes to Schedule of Investments)		(1,681,237)

OTHER ASSETS & LIABILITIES, NET - 0.3%		2,541,546

NET ASSETS - 100.0%		$1,016,204,267

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	33.7%
Energy	16.9%
Consumer, Non-Cyclical	15.2%
Industrial	8.1%
Communications	7.1%
Consumer, Cyclical	6.2%
Technology	6.2%
Short-Term Investment	3.1%
Others (each less than 3.0%)	3.4%

	99.9%
Derivatives	(0.2%	)
Other Assets & Liabilities, Net	0.3%

	100.0%

(b)	Forward foreign currency contracts outstanding as of December 31, 2017 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
USD	6,987,050	CAD	8,997,818	01/18	BRC	($173,283)
USD	6,986,372	CAD	8,997,818	01/18	DUB	(173,962)
USD	6,985,721	CAD	8,997,818	01/18	JPM	(174,612)
USD	6,983,890	CAD	8,997,765	01/18	RBC	(176,401)
USD	2,518,378	CHF	2,475,617	01/18	BRC	(24,796)
USD	2,516,126	CHF	2,475,617	01/18	DUB	(27,047)
USD	2,515,359	CHF	2,475,617	01/18	GSC	(27,814)
USD	2,514,465	CHF	2,475,466	01/18	JPM	(28,553)
USD	10,648,145	EUR	8,984,260	01/18	CIB	(141,636)
USD	10,643,743	EUR	8,984,260	01/18	GSC	(146,038)
USD	10,647,714	EUR	8,986,171	01/18	JPM	(144,361)
USD	10,644,776	EUR	8,984,260	01/18	RBC	(145,005)
USD	7,318,059	GBP	5,471,559	01/18	BRC	(73,134)
USD	8,555,777	GBP	6,394,234	01/18	DUB	(81,802)
USD	7,319,742	GBP	5,471,559	01/18	GSC	(71,451)
USD	7,319,851	GBP	5,471,559	01/18	RBC	(71,342)

Total Forward Foreign Currency Contracts						($1,681,237)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$23,695,640	$23,695,640	$-	$-
	Communications	72,255,806	64,448,036	7,807,770	-
	Consumer, Cyclical	63,203,915	63,203,915	-	-
	Consumer, Non-Cyclical	154,741,718	120,659,523	34,082,195	-
	Energy	171,129,481	171,129,481	-	-
	Financial	342,713,656	342,713,656	-	-
	Industrial	82,646,062	82,646,062	-	-
	Technology	62,411,123	62,411,123	-	-
	Utilities	5,945,761	5,945,761	-	-

	Total Common Stocks	978,743,162	936,853,197	41,889,965	-

	Closed-End Mutual Fund	4,851,991	4,851,991	-	-
	Short-Term Investment	31,748,805	-	31,748,805	-

	Total Assets	1,015,343,958	941,705,188	73,638,770	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(1,681,237)	-	(1,681,237)	-

	Total Liabilities	(1,681,237)	-	(1,681,237)	-

	Total	$1,013,662,721	$941,705,188	$71,957,533	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DEVELOPING GROWTH PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

WARRANTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Neuralstem Inc Exercise @ $3.64 Exp 01/08/19 *	11,435	$-

Total Warrants (Cost $0)		-

COMMON STOCKS - 99.4%

Basic Materials - 0.8%

Minerals Technologies Inc	2,265	155,945
PolyOne Corp	40,932	1,780,542

		1,936,487

Communications - 10.4%

Cargurus Inc *	58,667	1,758,837
Chegg Inc *	225,907	3,686,802
Etsy Inc *	95,005	1,942,852
GrubHub Inc *	65,908	4,732,195
Mimecast Ltd *	41,917	1,201,760
Okta Inc *	29,292	750,168
Overstock.com Inc *	17,633	1,126,749
Proofpoint Inc *	33,956	3,015,632
RingCentral Inc ‘A’ *	69,608	3,369,027
Stamps.com Inc *	12,732	2,393,616
The Trade Desk Inc ‘A’ *	36,511	1,669,648

		25,647,286

Consumer, Cyclical - 13.6%

Allison Transmission Holdings Inc	56,974	2,453,870
At Home Group Inc *	58,721	1,784,531
Beacon Roofing Supply Inc *	58,545	3,732,829
Camping World Holdings Inc ‘A’	54,294	2,428,571
Canada Goose Holdings Inc * (Canada)	116,135	3,665,221
Dave & Buster’s Entertainment Inc *	35,314	1,948,273
Floor & Decor Holdings Inc ‘A’ *	72,076	3,508,660
Marriott Vacations Worldwide Corp	19,442	2,628,753
National Vision Holdings Inc *	8,917	362,119
Ollie’s Bargain Outlet Holdings Inc *	21,230	1,130,498
Planet Fitness Inc ‘A’ *	187,764	6,502,267
Roku Inc *	65,299	3,381,182

		33,526,774

Consumer, Non-Cyclical - 29.1%

ABIOMED Inc *	4,634	868,458
Agios Pharmaceuticals Inc *	35,712	2,041,655
Alarm.com Holdings Inc *	31,419	1,186,067
Avexis Inc *	29,056	3,215,628
Bluebird Bio Inc *	17,521	3,120,490
Blueprint Medicines Corp *	57,813	4,359,678
Clovis Oncology Inc *	18,566	1,262,488
Exact Sciences Corp *	56,802	2,984,377
FibroGen Inc *	42,700	2,023,980
Foundation Medicine Inc *	42,468	2,896,318
Grand Canyon Education Inc *	40,082	3,588,541
HealthEquity Inc *	38,501	1,796,457
Insmed Inc *	47,326	1,475,625
Insulet Corp *	77,857	5,372,133
Live Nation Entertainment Inc *	97,609	4,155,215
Loxo Oncology Inc *	32,610	2,745,110
Nevro Corp *	28,744	1,984,486
Paylocity Holding Corp *	33,789	1,593,489
Penumbra Inc *	43,851	4,126,379
Quanta Services Inc *	77,765	3,041,389
Repligen Corp *	36,146	1,311,377
Sage Therapeutics Inc *	32,888	5,416,983
Sarepta Therapeutics Inc *	50,853	2,829,461

	Shares	Value

SodaStream International Ltd * (Israel)	53,898	$3,791,185
Spark Therapeutics Inc *	24,672	1,268,634
TESARO Inc *	8,310	688,650
The Brink’s Co	20,160	1,586,592
Tivity Health Inc *	33,933	1,240,251

		71,971,096

Financial - 12.8%

Air Lease Corp	79,903	3,842,535
Cadence BanCorp *	71,035	1,926,469
CenterState Bank Corp	109,440	2,815,891
Evercore Inc ‘A’	30,719	2,764,710
Hamilton Lane Inc ‘A’	6,552	231,875
Moelis & Co ‘A’	53,617	2,600,425
Pinnacle Financial Partners Inc	36,601	2,426,646
Redfin Corp *	41,006	1,284,308
Sterling Bancorp	72,556	1,784,878
Texas Capital Bancshares Inc *	27,079	2,407,323
WageWorks Inc *	19,570	1,213,340
Webster Financial Corp	36,280	2,037,485
Western Alliance Bancorp *	65,725	3,721,350
Wintrust Financial Corp	25,433	2,094,916
WSFS Financial Corp	11,284	539,939

		31,692,090

Industrial - 17.2%

Aerojet Rocketdyne Holdings Inc *	53,342	1,664,270
Aerovironment Inc *	38,634	2,169,685
Atlas Air Worldwide Holdings Inc *	52,044	3,052,381
Builders FirstSource Inc *	151,758	3,306,807
BWX Technologies Inc	39,651	2,398,489
Chart Industries Inc *	52,815	2,474,911
Curtiss-Wright Corp	21,141	2,576,031
Eagle Materials Inc	26,269	2,976,278
GasLog Ltd (Monaco)	189,886	4,224,963
MasTec Inc *	69,966	3,424,836
Proto Labs Inc *	23,588	2,429,564
RBC Bearings Inc *	14,461	1,827,870
Trex Co Inc *	22,759	2,466,848
Universal Display Corp	19,826	3,422,959
XPO Logistics Inc *	44,627	4,087,387

		42,503,279

Technology - 15.5%

2U Inc *	81,564	5,261,694
Appian Corp *	33,989	1,069,974
Blackline Inc *	38,142	1,251,058
Cavium Inc *	20,774	1,741,484
CEVA Inc *	55,468	2,559,848
Cirrus Logic Inc *	25,094	1,301,375
Coupa Software Inc *	33,368	1,041,749
EPAM Systems Inc *	22,694	2,438,016
Everbridge Inc *	54,778	1,628,002
Five9 Inc *	139,257	3,464,714
HubSpot Inc *	52,430	4,634,812
Inphi Corp *	29,725	1,087,935
Lumentum Holdings Inc *	23,081	1,128,661
Materialise NV ADR * (Belgium)	42,894	545,183
Monolithic Power Systems Inc	34,399	3,865,072
MuleSoft Inc ‘A’ *	24,244	563,915
Paycom Software Inc *	44,753	3,595,009
Verint Systems Inc *	28,137	1,177,533

		38,356,034

Total Common Stocks (Cost $197,347,879)		245,633,046

TOTAL INVESTMENTS - 99.4% (Cost $197,347,879)		245,633,046

OTHER ASSETS & LIABILITIES, NET - 0.6%		1,476,874

NET ASSETS - 100.0%		$247,109,920

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DEVELOPING GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	29.1%
Industrial	17.2%
Technology	15.5%
Consumer, Cyclical	13.6%
Financial	12.8%
Communications	10.4%
Others (each less than 3.0%)	0.8%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$245,633,046	$245,633,046	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
COMMON STOCKS - 95.2%

Basic Materials - 2.8%

Air Products & Chemicals Inc	51,900	$8,515,752
PPG Industries Inc	16,700	1,950,894
Praxair Inc	21,200	3,279,216
RPM International Inc	123,600	6,479,112
The Sherwin-Williams Co	7,500	3,075,300

		23,300,274

Communications - 4.3%

Cisco Systems Inc	146,700	5,618,610
Comcast Corp ‘A’	322,800	12,928,140
Omnicom Group Inc	70,200	5,112,666
The Walt Disney Co	41,400	4,450,914
Time Warner Inc	28,700	2,625,189
Twenty-First Century Fox Inc ‘A’	152,100	5,252,013

		35,987,532

Consumer, Cyclical - 8.9%

Carnival Corp	46,500	3,086,205
Costco Wholesale Corp	13,100	2,438,172
CVS Health Corp	47,994	3,479,565
Dollar General Corp	108,300	10,072,983
Hilton Worldwide Holdings Inc	59,700	4,767,642
L Brands Inc	72,900	4,390,038
Marriott International Inc ‘A’	53,500	7,261,555
McDonald’s Corp	13,500	2,323,620
MGM Resorts International	108,700	3,629,493
NIKE Inc ‘B’	33,600	2,101,680
PACCAR Inc	48,200	3,426,056
Ross Stores Inc	81,500	6,540,375
The Home Depot Inc	50,100	9,495,453
Tractor Supply Co	27,800	2,078,050
Walgreens Boots Alliance Inc	33,000	2,396,460
Yum! Brands Inc	91,100	7,434,671

		74,922,018

Consumer, Non-Cyclical - 25.7%

Automatic Data Processing Inc	45,400	5,320,426
Becton Dickinson & Co	80,139	17,154,554
Cigna Corp	26,500	5,381,885
Colgate-Palmolive Co	49,100	3,704,595
Danaher Corp	178,600	16,577,652
DENTSPLY SIRONA Inc	71,100	4,680,513
Diageo PLC (United Kingdom)	118,058	4,327,342
Dr Pepper Snapple Group Inc	59,100	5,736,246
Ecolab Inc	12,000	1,610,160
Equifax Inc	42,123	4,967,144
General Mills Inc	29,400	1,743,126
Johnson & Johnson	57,800	8,075,816
McCormick & Co Inc	37,000	3,770,670
Medtronic PLC	107,393	8,671,985
Merck & Co Inc	127,500	7,174,425
Mondelez International Inc ‘A’	201,916	8,642,005
Nestle SA (Switzerland)	61,170	5,259,167
PepsiCo Inc	111,300	13,347,096
Pfizer Inc	410,300	14,861,066
Philip Morris International Inc	89,900	9,497,935
S&P Global Inc	18,700	3,167,780
Stryker Corp	63,700	9,863,308
The Coca-Cola Co	90,700	4,161,316
Thermo Fisher Scientific Inc	79,600	15,114,448
Tyson Foods Inc ‘A’	55,400	4,491,278
UnitedHealth Group Inc	98,900	21,803,494
Zoetis Inc	108,400	7,809,136

		216,914,568

	Shares	Value
Energy - 4.1%

Canadian Natural Resources Ltd (NYSE) (Canada)	127,400	$4,550,728
Exxon Mobil Corp	133,800	11,191,032
Occidental Petroleum Corp	139,300	10,260,838
TransCanada Corp (NYSE) (Canada)	180,000	8,755,200

		34,757,798

Financial - 22.1%

American Express Co	42,100	4,180,951
American International Group Inc	93,600	5,576,688
American Tower Corp REIT	61,600	8,788,472
Aon PLC	57,700	7,731,800
Chubb Ltd	71,675	10,473,868
Crown Castle International Corp REIT	90,700	10,068,607
Equity Residential REIT	35,800	2,282,966
First Republic Bank	35,400	3,067,056
JPMorgan Chase & Co	237,300	25,376,862
Marsh & McLennan Cos Inc	141,400	11,508,546
Morgan Stanley	86,000	4,512,420
State Street Corp	96,700	9,438,887
TD Ameritrade Holding Corp	124,502	6,365,787
The Bank of New York Mellon Corp	239,400	12,894,084
The Progressive Corp	113,800	6,409,216
US Bancorp	225,800	12,098,364
Visa Inc ‘A’	168,900	19,257,978
Wells Fargo & Co	288,800	17,521,496
Willis Towers Watson PLC	32,800	4,942,632
XL Group Ltd (Ireland)	99,899	3,512,449

		186,009,129

Industrial - 13.3%

Agilent Technologies Inc	122,800	8,223,916
Ball Corp	250,900	9,496,565
CH Robinson Worldwide Inc	49,300	4,392,137
Fortive Corp	86,600	6,265,510
Honeywell International Inc	75,600	11,594,016
Illinois Tool Works Inc	60,800	10,144,480
Johnson Controls International PLC	191,058	7,281,220
Rockwell Collins Inc	37,100	5,031,502
Roper Technologies Inc	47,600	12,328,400
Stanley Black & Decker Inc	47,500	8,060,275
TE Connectivity Ltd	71,200	6,766,848
Union Pacific Corp	48,300	6,477,030
United Parcel Service Inc ‘B’	38,500	4,587,275
United Technologies Corp	37,400	4,771,118
Waste Connections Inc (Canada)	100,070	7,098,966

		112,519,258

Technology - 9.7%

Accenture PLC ‘A’	83,000	12,706,470
Apple Inc	100,100	16,939,923
Fidelity National Information Services Inc	82,493	7,761,766
Microchip Technology Inc	47,800	4,200,664
Microsoft Corp	305,300	26,115,362
Texas Instruments Inc	97,800	10,214,232
Xilinx Inc	55,800	3,762,036

		81,700,453

Utilities - 4.3%

Atmos Energy Corp	85,615	7,353,473
DTE Energy Co	50,100	5,483,946
Edison International	77,400	4,894,776
NextEra Energy Inc	60,100	9,387,019
Sempra Energy	26,896	2,875,720
The Southern Co	140,100	6,737,409

		36,732,343

Total Common Stocks (Cost $581,221,364)		802,843,373

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

SHORT-TERM INVESTMENT - 4.6%

Repurchase Agreement - 4.6%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $39,109,576; collateralized by U.S. Treasury Notes: 2.000% due 04/30/24 and value $39,892,007)	$39,108,707	$39,108,707

Total Short-Term Investment (Cost $39,108,707)		39,108,707

TOTAL INVESTMENTS - 99.8% (Cost $620,330,071)		841,952,080

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,313,322

NET ASSETS - 100.0%		$843,265,402

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	25.7%
Financial	22.1%
Industrial	13.3%
Technology	9.7%
Consumer, Cyclical	8.9%
Short-Term Investment	4.6%
Utilities	4.3%
Communications	4.3%
Energy	4.1%
Others (each less than 3.0%)	2.8%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$23,300,274	$23,300,274	$-	$-
	Communications	35,987,532	35,987,532	-	-
	Consumer, Cyclical	74,922,018	74,922,018	-	-
	Consumer, Non-Cyclical	216,914,568	207,328,059	9,586,509	-
	Energy	34,757,798	34,757,798	-	-
	Financial	186,009,129	186,009,129	-	-
	Industrial	112,519,258	112,519,258	-	-
	Technology	81,700,453	81,700,453	-	-
	Utilities	36,732,343	36,732,343	-	-

	Total Common Stocks	802,843,373	793,256,864	9,586,509	-

	Short-Term Investment	39,108,707	-	39,108,707	-

	Total	$841,952,080	$793,256,864	$48,695,216	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2017

	Shares	Value
COMMON STOCKS - 98.9%

Basic Materials - 2.4%

DowDuPont Inc	315,388	$22,461,933
Other securities		52,679,057

		75,140,990

Communications - 13.4%

Alphabet Inc ‘A’ *	40,174	42,319,292
Alphabet Inc ‘C’ *	40,668	42,554,995
Amazon.com Inc *	53,891	63,023,908
AT&T Inc	827,115	32,158,231
Cisco Systems Inc	666,111	25,512,051
Comcast Corp ‘A’	628,571	25,174,269
Facebook Inc ‘A’ *	321,366	56,708,244
The Walt Disney Co	203,515	21,879,898
Verizon Communications Inc	549,594	29,090,010
Other securities		77,991,397

		416,412,295

Consumer, Cyclical - 8.8%

McDonald’s Corp	107,442	18,492,917
The Home Depot Inc	157,399	29,831,832
Wal-Mart Stores Inc	197,260	19,479,425
Other securities		205,375,023

		273,179,197

Consumer, Non-Cyclical - 21.6%

Abbott Laboratories	234,605	13,388,907
AbbVie Inc	214,828	20,776,016
Altria Group Inc	257,442	18,383,933
Amgen Inc	97,911	17,026,723
Bristol-Myers Squibb Co	220,052	13,484,787
Johnson & Johnson	361,994	50,577,802
Medtronic PLC	182,512	14,737,844
Merck & Co Inc	368,558	20,738,759
PepsiCo Inc	191,682	22,986,505
Pfizer Inc	803,132	29,089,441
Philip Morris International Inc	209,303	22,112,862
The Coca-Cola Co	516,832	23,712,252
The Procter & Gamble Co	343,207	31,533,859
UnitedHealth Group Inc	130,533	28,777,305
Other securities		342,342,796

		669,669,791

Diversified - 0.0%

Other security		1,136,262

Energy - 6.0%

Chevron Corp	255,830	32,027,358
Exxon Mobil Corp	570,715	47,734,603
Other securities		106,984,852

		186,746,813

Financial - 18.7%

Bank of America Corp	1,307,554	38,598,994
Berkshire Hathaway Inc ‘B’ *	259,189	51,376,444
Citigroup Inc	356,357	26,516,524
JPMorgan Chase & Co	467,516	49,996,161
Mastercard Inc ‘A’	125,297	18,964,954
Visa Inc ‘A’	244,429	27,869,795
Wells Fargo & Co	597,210	36,232,731
Other securities		332,340,746

		581,896,349

	Shares	Value
Industrial - 10.0%

3M Co	80,424	$18,929,397
General Electric Co	1,168,798	20,395,525
Honeywell International Inc	102,693	15,748,998
The Boeing Co	75,437	22,247,126
Union Pacific Corp	106,045	14,220,634
United Technologies Corp	100,176	12,779,452
Other securities		207,037,967

		311,359,099

Technology - 15.1%

Accenture PLC ‘A’	83,327	12,756,530
Apple Inc	691,932	117,095,652
Broadcom Ltd	54,853	14,091,736
Intel Corp	630,532	29,105,357
International Business Machines Corp	115,907	17,782,452
Microsoft Corp	1,039,316	88,903,091
NVIDIA Corp	81,637	15,796,760
Oracle Corp	410,534	19,410,048
Texas Instruments Inc	132,848	13,874,645
Other securities		138,524,461

		467,340,732

Utilities - 2.9%

Other securities		90,355,867

Total Common Stocks (Cost $1,994,298,999)		3,073,237,395

	Principal Amount

SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $26,505,401; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $27,038,770)	$26,504,812	26,504,812

Total Short-Term Investment (Cost $26,504,812)		26,504,812

TOTAL INVESTMENTS - 99.8% (Cost $2,020,803,811)		3,099,742,207

DERIVATIVES - 0.0%
(See Notes (d) in Notes to Schedule of Investments)		263,138

OTHER ASSETS & LIABILITIES, NET - 0.2%		7,202,058

NET ASSETS - 100.0%		$3,107,207,403

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2017

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	21.6%
Financial	18.7%
Technology	15.1%
Communications	13.4%
Industrial	10.0%
Consumer, Cyclical	8.8%
Energy	6.0%
Others (each less than 3.0%)	6.2%

99.8%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Other securities represent the Fund’s securities not identified as top-fifty holdings and issuers in terms of value, and not exceeding one percent of the Fund’s net assets as of December 31, 2017.

(c)	A Summary Schedule of Investments is presented for this Fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

(d)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/18	219	$29,039,062	$29,302,200	$263,138

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$3,073,237,395	$3,073,237,395	$-	$-
	Short-Term Investment	26,504,812	-	26,504,812	-
	Derivatives:
	Equity Contracts
	Futures	263,138	263,138	-	-

	Total	$3,100,005,345	$3,073,500,533	$26,504,812	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 95.0%

Basic Materials - 2.8%

The Sherwin-Williams Co	12,204	$5,004,128

Communications - 12.9%

Alphabet Inc ‘C’ *	9,059	9,479,338
Amazon.com Inc *	5,358	6,266,020
Ctrip.com International Ltd ADR * (China)	45,795	2,019,559
MakeMyTrip Ltd * (India)	42,301	1,262,685
Switch Inc ‘A’	86,524	1,573,872
The Trade Desk Inc ‘A’ *	44,426	2,031,601

		22,633,075

Consumer, Cyclical - 4.5%

Aptiv PLC	42,643	3,617,406
NIKE Inc ‘B’	59,123	3,698,143
Tesla Inc *	2,140	666,289

		7,981,838

Consumer, Non-Cyclical - 24.4%

Allergan PLC	21,609	3,534,800
Boston Scientific Corp *	158,170	3,921,034
Celgene Corp *	44,290	4,622,104
CoStar Group Inc *	10,495	3,116,490
DexCom Inc *	19,656	1,128,058
Glaukos Corp *	20,221	518,669
Humana Inc	12,720	3,155,450
ICU Medical Inc *	8,024	1,733,184
Intuitive Surgical Inc *	9,250	3,375,695
LendingTree Inc *	8,853	3,014,004
Live Nation Entertainment Inc *	32,261	1,373,351
Regeneron Pharmaceuticals Inc *	9,862	3,707,718
The Cooper Cos Inc	18,051	3,932,952
WEX Inc *	16,648	2,351,197
Zoetis Inc	48,551	3,497,614

		42,982,320

Financial - 17.0%

American Tower Corp REIT	33,868	4,831,947
Intercontinental Exchange Inc	64,805	4,572,641
Mastercard Inc ‘A’	56,135	8,496,594
SVB Financial Group *	27,752	6,487,585
TD Ameritrade Holding Corp	106,551	5,447,953

		29,836,720

Industrial - 9.6%

Ball Corp	80,669	3,053,322
CSX Corp	48,144	2,648,401
Harris Corp	28,631	4,055,581
Rexnord Corp *	103,910	2,703,738
TE Connectivity Ltd	27,995	2,660,645
Vulcan Materials Co	13,880	1,781,776

		16,903,463

Technology - 23.8%

Activision Blizzard Inc	99,193	6,280,901
Adobe Systems Inc *	20,134	3,528,282
Apple Inc	28,557	4,832,701
ASML Holding NV ‘NY’ (Netherlands)	26,781	4,655,073
Microsoft Corp	92,509	7,913,220
salesforce.com Inc *	54,048	5,525,327

	Shares	Value

Texas Instruments Inc	47,491	$4,959,960
The Ultimate Software Group Inc *	19,401	4,233,880

		41,929,344

Total Common Stocks (Cost $133,693,021)		167,270,888

	Principal Amount

SHORT-TERM INVESTMENTS - 5.0%

Repurchase Agreement - 0.8%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $1,353,938; collateralized by U.S. Treasury Notes: 2.000% due 04/30/24 and value $1,382,031)	$1,353,908	1,353,908

U.S. Government Agency Issue - 4.2%

Federal Home Loan Bank 0.750% due 01/02/18	7,400,000	7,400,000

Total Short-Term Investments (Cost $8,753,754)		8,753,908

TOTAL INVESTMENTS - 100.0% (Cost $142,446,775)		176,024,796

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(40,455)

NET ASSETS - 100.0%		$175,984,341

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	24.4%
Technology	23.8%
Financial	17.0%
Communications	12.9%
Industrial	9.6%
Short-Term Investments	5.0%
Consumer, Cyclical	4.5%
Others (each less than 3.0%)	2.8%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$167,270,888	$167,270,888	$-	$-
	Short-Term Investments	8,753,908	-	8,753,908	-

	Total	$176,024,796	$167,270,888	$8,753,908	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
COMMON STOCKS - 98.0%

Basic Materials - 2.4%

Monsanto Co	61,406	$7,170,992
The Sherwin-Williams Co	47,748	19,578,590
Univar Inc *	53,957	1,670,509

		28,420,091

Communications - 21.8%

Alibaba Group Holding Ltd ADR * (China)	31,871	5,495,517
Alphabet Inc ‘A’ *	48,115	50,684,341
Alphabet Inc ‘C’ *	28,139	29,444,650
Altice USA Inc ‘A’ *	27,375	581,171
Amazon.com Inc *	48,510	56,730,990
Comcast Corp ‘A’	457,577	18,325,959
Facebook Inc ‘A’ *	361,562	63,801,230
Netflix Inc *	107,171	20,572,545
The Priceline Group Inc *	8,661	15,050,566

		260,686,969

Consumer, Cyclical - 5.5%

Aramark	262,234	11,207,881
Costco Wholesale Corp	18,149	3,377,892
Dollar Tree Inc *	39,379	4,225,761
Lululemon Athletica Inc *	21,941	1,724,343
Marriott International Inc ‘A’	88,370	11,994,460
NIKE Inc ‘B’	206,129	12,893,369
Ross Stores Inc	38,377	3,079,754
Six Flags Entertainment Corp	73,873	4,917,726
Starbucks Corp	218,874	12,569,934

		65,991,120

Consumer, Non-Cyclical - 22.0%

Abbott Laboratories	165,095	9,421,972
Allergan PLC	19,055	3,117,017
Becton Dickinson & Co	5,493	1,175,899
Biogen Inc *	22,438	7,148,074
BioMarin Pharmaceutical Inc *	31,858	2,840,778
Bristol-Myers Squibb Co	155,005	9,498,706
Celgene Corp *	116,619	12,170,359
Colgate-Palmolive Co	140,133	10,573,035
Constellation Brands Inc ‘A’	89,627	20,486,043
Danaher Corp	232,500	21,580,650
Danone SA (France)	52,764	4,421,138
Edwards Lifesciences Corp *	60,398	6,807,458
Eli Lilly & Co	88,130	7,443,460
Equifax Inc	41,852	4,935,188
FleetCor Technologies Inc *	38,369	7,383,347
Global Payments Inc	99,263	9,950,123
Medtronic PLC	183,483	14,816,252
Monster Beverage Corp *	148,408	9,392,742
PayPal Holdings Inc *	97,676	7,190,907
Pernod Ricard SA (France)	19,767	3,126,246
Philip Morris International Inc	136,777	14,450,490
Regeneron Pharmaceuticals Inc *	17,460	6,564,262
Stryker Corp	49,520	7,667,677
The Cooper Cos Inc	5,532	1,205,312
The Estee Lauder Cos Inc ‘A’	64,411	8,195,656
Thermo Fisher Scientific Inc	140,951	26,763,776
UnitedHealth Group Inc	14,235	3,138,248
Verisk Analytics Inc *	87,584	8,408,064
Zoetis Inc	177,658	12,798,482

		262,671,361

Energy - 0.6%

Concho Resources Inc *	14,071	2,113,746
Pioneer Natural Resources Co	26,468	4,574,994

		6,688,740

	Shares	Value
Financial - 14.2%

American Tower Corp REIT	178,694	$25,494,273
Aon PLC	107,196	14,364,264
Intercontinental Exchange Inc	173,118	12,215,206
Mastercard Inc ‘A’	233,643	35,364,204
Morgan Stanley	197,964	10,387,171
The Blackstone Group LP	56,431	1,806,921
The Charles Schwab Corp	270,801	13,911,047
The Goldman Sachs Group Inc	28,188	7,181,175
Visa Inc ‘A’	427,494	48,742,866

		169,467,127

Industrial - 7.7%

AMETEK Inc	132,547	9,605,681
Amphenol Corp ‘A’	112,208	9,851,862
Canadian Pacific Railway Ltd (NYSE) (Canada)	59,940	10,954,634
Fortive Corp	106,776	7,725,244
Honeywell International Inc	47,470	7,279,999
Roper Technologies Inc	54,812	14,196,308
Union Pacific Corp	94,884	12,723,944
Vulcan Materials Co	105,756	13,575,898
Xylem Inc	94,063	6,415,097

		92,328,667

Technology - 23.8%

Activision Blizzard Inc	324,117	20,523,088
Adobe Systems Inc *	223,032	39,084,128
Analog Devices Inc	84,931	7,561,407
Apple Inc	122,422	20,717,475
Broadcom Ltd	55,125	14,161,613
Cognizant Technology Solutions Corp ‘A’	137,907	9,794,155
Electronic Arts Inc *	178,287	18,730,832
Fidelity National Information Services Inc	130,024	12,233,958
Fiserv Inc *	147,378	19,325,677
Intuit Inc	94,718	14,944,606
Microsoft Corp	735,854	62,944,951
NVIDIA Corp	97,832	18,930,492
PTC Inc *	28,497	1,731,763
salesforce.com Inc *	229,989	23,511,776

		284,195,921

Total Common Stocks (Cost $783,332,192)		1,170,449,996

	Principal Amount

SHORT-TERM INVESTMENT - 1.8%

U.S. Government Agency Issue - 1.8%

Federal Home Loan Bank 0.760% due 01/02/18	$21,311,000	21,311,000

Total Short-Term Investment (Cost $21,310,556)		21,311,000

TOTAL INVESTMENTS - 99.8% (Cost $804,642,748)		1,191,760,996

OTHER ASSETS & LIABILITIES, NET - 0.2%		2,644,842

NET ASSETS - 100.0%		$1,194,405,838

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	23.8%
Consumer, Non-Cyclical	22.0%
Communications	21.8%
Financial	14.2%
Industrial	7.7%
Consumer, Cyclical	5.5%
Others (each less than 3.0%)	4.8%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$28,420,091	$28,420,091	$-	$-
	Communications	260,686,969	260,686,969	-	-
	Consumer, Cyclical	65,991,120	65,991,120	-	-
	Consumer, Non-Cyclical	262,671,361	255,123,977	7,547,384	-
	Energy	6,688,740	6,688,740	-	-
	Financial	169,467,127	169,467,127	-	-
	Industrial	92,328,667	92,328,667	-	-
	Technology	284,195,921	284,195,921	-	-

	Total Common Stocks	1,170,449,996	1,162,902,612	7,547,384	-

	Short-Term Investment	21,311,000	-	21,311,000	-

	Total	$1,191,760,996	$1,162,902,612	$28,858,384	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 99.7%

Basic Materials - 3.1%

DowDuPont Inc	203,379	$14,484,652
The Sherwin-Williams Co	29,261	11,998,181

		26,482,833

Communications - 27.5%

Alibaba Group Holding Ltd ADR * (China)	37,107	6,398,360
Alphabet Inc ‘A’ *	44,020	46,370,668
Amazon.com Inc *	55,169	64,518,490
Facebook Inc ‘A’ *	166,566	29,392,236
MercadoLibre Inc (Argentina)	27,977	8,803,243
Netflix Inc *	102,089	19,597,005
Tencent Holdings Ltd (China)	619,800	32,079,555
The Priceline Group Inc *	14,415	25,049,522
Zayo Group Holdings Inc *	108,629	3,997,547

		236,206,626

Consumer, Cyclical - 7.4%

Domino’s Pizza Inc	61,679	11,654,864
NIKE Inc ‘B’	179,766	11,244,363
Southwest Airlines Co	67,163	4,395,818
The Home Depot Inc	101,333	19,205,644
Ulta Beauty Inc *	75,795	16,952,310

		63,452,999

Consumer, Non-Cyclical - 21.4%

Alexion Pharmaceuticals Inc *	103,407	12,366,443
Becton Dickinson & Co	65,383	13,995,885
Biogen Inc *	31,379	9,996,408
Boston Scientific Corp *	450,821	11,175,853
Constellation Brands Inc ‘A’	102,883	23,515,967
Dr Pepper Snapple Group Inc	94,759	9,197,308
Equifax Inc	122,454	14,439,776
Illumina Inc *	46,567	10,174,424
PayPal Holdings Inc *	190,913	14,055,015
S&P Global Inc	50,923	8,626,356
UnitedHealth Group Inc	186,778	41,177,078
Vertex Pharmaceuticals Inc *	52,966	7,937,485
Zoetis Inc	109,433	7,883,553

		184,541,551

Energy - 2.0%

Halliburton Co	272,890	13,336,134
Pioneer Natural Resources Co	21,978	3,798,897

		17,135,031

Financial - 12.5%

Bank of America Corp	794,452	23,452,223
Berkshire Hathaway Inc ‘B’ *	65,528	12,988,960
Equinix Inc REIT	14,361	6,508,692
First Republic Bank	135,768	11,762,940
SBA Communications Corp REIT *	17,331	2,831,192
Visa Inc ‘A’	352,492	40,191,138
Wells Fargo & Co	158,165	9,595,871

		107,331,016

Industrial - 7.6%

Caterpillar Inc	34,458	5,429,892
Honeywell International Inc	72,889	11,178,257
Roper Technologies Inc	33,332	8,632,988
TransDigm Group Inc	32,790	9,004,790
Union Pacific Corp	123,745	16,594,204
Vulcan Materials Co	115,319	14,803,500

		65,643,631

	Shares	Value

Technology - 18.2%

Activision Blizzard Inc	110,355	$6,987,679
Adobe Systems Inc *	92,867	16,274,013
Apple Inc	70,114	11,865,392
ASML Holding NV ‘NY’ (Netherlands)	72,599	12,619,158
Autodesk Inc *	151,834	15,916,758
Broadcom Ltd	48,947	12,574,484
Electronic Arts Inc *	81,644	8,577,519
Microsoft Corp	637,205	54,506,516
NVIDIA Corp	58,017	11,226,289
Teradyne Inc	146,987	6,154,346

		156,702,154

Total Common Stocks (Cost $627,089,591)		857,495,841

	Principal Amount

SHORT-TERM INVESTMENT - 0.4%

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $3,541,345; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $3,615,296)	$3,541,267	3,541,267

Total Short-Term Investment (Cost $3,541,267)		3,541,267

TOTAL INVESTMENTS - 100.1% (Cost $630,630,858)		861,037,108

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(854,047)

NET ASSETS - 100.0%		$860,183,061

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Communications	27.5%
Consumer, Non-Cyclical	21.4%
Technology	18.2%
Financial	12.5%
Industrial	7.6%
Consumer, Cyclical	7.4%
Basic Materials	3.1%
Others (each less than 3.0%)	2.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$26,482,833	$26,482,833	$-	$-
	Communications	236,206,626	204,127,071	32,079,555	-
	Consumer, Cyclical	63,452,999	63,452,999	-	-
	Consumer, Non-Cyclical	184,541,551	184,541,551	-	-
	Energy	17,135,031	17,135,031	-	-
	Financial	107,331,016	107,331,016	-	-
	Industrial	65,643,631	65,643,631	-	-
	Technology	156,702,154	156,702,154	-	-

	Total Common Stocks	857,495,841	825,416,286	32,079,555	-

	Short-Term Investment	3,541,267	-	3,541,267	-

	Total	$861,037,108	$825,416,286	$35,620,822	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 99.4%

Basic Materials - 3.8%

Air Products & Chemicals Inc	144,350	$23,684,948
Freeport-McMoRan Inc *	1,431,213	27,135,799
PPG Industries Inc	237,521	27,747,203

		78,567,950

Communications - 11.7%

Charter Communications Inc ‘A’ *	148,982	50,051,993
DISH Network Corp ‘A’ *	1,015,455	48,487,976
Motorola Solutions Inc	529,719	47,854,814
Time Warner Inc	665,624	60,884,627
Twenty-First Century Fox Inc ‘B’	1,094,572	37,346,797

		244,626,207

Consumer, Cyclical - 4.1%

CVS Health Corp	644,876	46,753,510
The Home Depot Inc	204,287	38,718,515

		85,472,025

Consumer, Non-Cyclical - 17.9%

AmerisourceBergen Corp	280,758	25,779,200
Amgen Inc	217,377	37,801,860
Anheuser-Busch InBev SA/NV ADR (Belgium)	187,908	20,963,016
Anthem Inc	234,961	52,868,575
British American Tobacco PLC ADR (United Kingdom)	285,351	19,115,663
Johnson & Johnson	295,441	41,279,017
Kimberly-Clark Corp	162,345	19,588,548
McCormick & Co Inc	207,528	21,149,178
Merck & Co Inc	772,789	43,484,837
Novartis AG ADR (Switzerland)	207,932	17,457,971
Philip Morris International Inc	399,171	42,172,416
UnitedHealth Group Inc	140,426	30,958,316

		372,618,597

Energy - 12.1%

Chevron Corp	346,297	43,352,921
Exxon Mobil Corp	452,681	37,862,239
Halliburton Co	965,733	47,195,372
National Oilwell Varco Inc	609,372	21,949,580
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	432,402	28,845,537
Schlumberger Ltd	398,006	26,821,624
Suncor Energy Inc (NYSE) (Canada)	1,248,477	45,844,076

		251,871,349

Financial - 30.9%

American Express Co	519,498	51,591,346
American Tower Corp REIT	236,954	33,806,227
Bank of America Corp	1,442,794	42,591,279
Capital One Financial Corp	264,023	26,291,410
Citigroup Inc	680,095	50,605,869
JPMorgan Chase & Co	911,001	97,422,447
Marsh & McLennan Cos Inc	472,836	38,484,122
MetLife Inc	409,192	20,688,748
State Street Corp	422,319	41,222,558
Synchrony Financial	647,782	25,010,863
The Bank of New York Mellon Corp	507,854	27,353,016
The Progressive Corp	556,577	31,346,417
The Travelers Cos Inc	219,870	29,823,167
US Bancorp	1,046,467	56,069,702
Wells Fargo & Co	1,172,011	71,105,907

		643,413,078

Industrial - 12.9%

Crown Holdings Inc *	601,226	33,818,963
Honeywell International Inc	399,590	61,281,122

	Shares	Value

Illinois Tool Works Inc	322,818	$53,862,183
Martin Marietta Materials Inc	172,062	38,032,585
TE Connectivity Ltd	488,826	46,458,023
United Technologies Corp	285,016	36,359,491

		269,812,367

Technology - 4.6%

Microsoft Corp	566,545	48,462,259
Oracle Corp	650,870	30,773,134
Xerox Corp	584,163	17,028,351

		96,263,744

Utilities - 1.4%

Sempra Energy	271,515	29,030,384

Total Common Stocks (Cost $1,366,518,420)		2,071,675,701

	Principal Amount

SHORT-TERM INVESTMENT - 0.5%

Repurchase Agreement - 0.5%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $9,762,820; collateralized by U.S. Treasury Notes: 1.625% due 10/31/23 and value $9,960,648)	$9,762,603	9,762,603

Total Short-Term Investment (Cost $9,762,603)		9,762,603

TOTAL INVESTMENTS - 99.9% (Cost $1,376,281,023)		2,081,438,304

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,093,756

NET ASSETS - 100.0%		$2,082,532,060

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	30.9%
Consumer, Non-Cyclical	17.9%
Industrial	12.9%
Energy	12.1%
Communications	11.7%
Technology	4.6%
Consumer, Cyclical	4.1%
Basic Materials	3.8%
Others (each less than 3.0%)	1.9%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$2,071,675,701	$2,071,675,701	$-	$-
	Short-Term Investment	9,762,603	-	9,762,603	-

	Total	$2,081,438,304	$2,071,675,701	$9,762,603	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 127.1%

Basic Materials - 4.3%

Alcoa Corp *	114,429	$6,164,290
DowDuPont Inc †	288,991	20,581,939
Eastman Chemical Co †	67,587	6,261,260
Westlake Chemical Corp	14,150	1,507,400

		34,514,889

Communications - 15.4%

Alphabet Inc ‘A’ *	15,849	16,695,337
Alphabet Inc ‘C’ *	20,433	21,381,091
Amazon.com Inc * †	13,668	15,984,316
CBS Corp ‘B’ †	13,798	814,082
Charter Communications Inc ‘A’ * †	28,756	9,660,866
Comcast Corp ‘A’	213,838	8,564,212
DISH Network Corp ‘A’ * †	118,021	5,635,503
Expedia Inc †	16,150	1,934,285
Facebook Inc ‘A’ *	80,552	14,214,206
T-Mobile US Inc * †	66,785	4,241,515
The Walt Disney Co †	96,891	10,416,751
Twenty-First Century Fox Inc ‘A’	217,210	7,500,261
Twenty-First Century Fox Inc ‘B’	159,539	5,443,471

		122,485,896

Consumer, Cyclical - 13.9%

Aptiv PLC	66,756	5,662,912
AutoZone Inc * †	8,838	6,287,088
Delphi Technologies PLC *	45,164	2,369,755
Delta Air Lines Inc †	169,287	9,480,072
Dollar General Corp †	10,100	939,401
Dollar Tree Inc * †	97,886	10,504,147
Fastenal Co †	16,644	910,260
Ford Motor Co †	397,317	4,962,489
HD Supply Holdings Inc * †	59,339	2,375,340
Hilton Worldwide Holdings Inc	42,101	3,362,186
Lennar Corp ‘A’ †	12,727	804,856
Lowe’s Cos Inc	138,801	12,900,165
Magna International Inc (NYSE) (Canada)	21,017	1,191,033
Mohawk Industries Inc *	11,710	3,230,789
NIKE Inc ‘B’ †	106,243	6,645,500
O’Reilly Automotive Inc * †	28,200	6,783,228
PACCAR Inc	56,009	3,981,120
PVH Corp	46,326	6,356,391
Ross Stores Inc	9,876	792,549
The Home Depot Inc †	68,578	12,997,588
The TJX Cos Inc	24,201	1,850,408
Walgreens Boots Alliance Inc	62,165	4,514,422
Yum! Brands Inc	15,490	1,264,139

		110,165,838

Consumer, Non-Cyclical - 23.8%

Allergan PLC †	53,046	8,677,265
AmerisourceBergen Corp †	57,265	5,258,072
Anthem Inc †	12,054	2,712,271
Biogen Inc * †	13,200	4,205,124
Boston Scientific Corp * †	232,964	5,775,178
Bristol-Myers Squibb Co	94,340	5,781,155
Celgene Corp * †	47,071	4,912,330
Cigna Corp	19,385	3,936,900
Danaher Corp	37,699	3,499,221
Dr Pepper Snapple Group Inc	50,792	4,929,872
Eli Lilly & Co †	85,701	7,238,306
Gilead Sciences Inc	14,364	1,029,037
Merck & Co Inc †	99,875	5,619,966
Molson Coors Brewing Co ‘B’ †	63,145	5,182,310
Mondelez International Inc ‘A’ †	200,393	8,576,820
Mylan NV * †	128,548	5,438,866
PayPal Holdings Inc * †	77,886	5,733,967

	Shares	Value

PepsiCo Inc †	88,320	$10,591,334
Pfizer Inc	625,954	22,672,054
Philip Morris International Inc	138,942	14,679,222
The Kraft Heinz Co †	3,649	283,746
UnitedHealth Group Inc	100,293	22,110,595
Vantiv Inc ‘A’ *	46,345	3,408,675
Vertex Pharmaceuticals Inc *	29,294	4,389,999
WEX Inc * †	65,353	9,229,804
Zimmer Biomet Holdings Inc	106,505	12,851,958

		188,724,047

Energy - 10.0%

Anadarko Petroleum Corp †	18,345	984,026
Andeavor	12,085	1,381,799
Concho Resources Inc * †	48,077	7,222,127
Diamondback Energy Inc * †	18,538	2,340,422
EOG Resources Inc †	176,802	19,078,704
EQT Corp †	56,273	3,203,059
Marathon Petroleum Corp	11,982	790,572
Occidental Petroleum Corp †	356,719	26,275,921
Parsley Energy Inc ‘A’ * †	52,375	1,541,920
Pioneer Natural Resources Co †	57,855	10,000,237
RSP Permian Inc * †	41,504	1,688,383
TransCanada Corp (NYSE) † (Canada)	72,283	3,515,845
Valero Energy Corp †	15,238	1,400,525

		79,423,540

Financial - 22.3%

Ally Financial Inc †	55,398	1,615,406
American International Group Inc †	113,374	6,754,823
Ameriprise Financial Inc †	5,279	894,632
AvalonBay Communities Inc REIT	14,358	2,561,611
Bank of America Corp †	572,620	16,903,742
BankUnited Inc	23,544	958,712
Berkshire Hathaway Inc ‘B’ *	28,756	5,700,014
Capital One Financial Corp	65,509	6,523,386
Chubb Ltd †	63,883	9,335,223
Citigroup Inc	264,588	19,687,993
Federal Realty Investment Trust REIT †	16,124	2,141,428
First Republic Bank †	61,303	5,311,292
Intercontinental Exchange Inc	80,942	5,711,267
JBG SMITH Properties REIT †	22,406	778,160
KeyCorp †	335,794	6,772,965
Lincoln National Corp	38,400	2,951,808
Mastercard Inc ‘A’	30,377	4,597,863
MetLife Inc	89,615	4,530,934
Morgan Stanley	301,637	15,826,893
Signature Bank * †	6,265	859,934
State Street Corp †	12,847	1,253,996
SVB Financial Group *	29,602	6,920,060
The Bank of New York Mellon Corp †	22,823	1,229,247
The Charles Schwab Corp †	154,483	7,935,792
The Goldman Sachs Group Inc †	33,556	8,548,727
The Hartford Financial Services Group Inc †	59,147	3,328,793
Validus Holdings Ltd †	46,550	2,184,126
Visa Inc ‘A’	69,929	7,973,305
Vornado Realty Trust REIT †	47,825	3,738,958
Voya Financial Inc	51,673	2,556,263
Wells Fargo & Co	174,537	10,589,160

		176,676,513

Industrial - 16.0%

Agilent Technologies Inc	104,506	6,998,767
Allegion PLC †	51,829	4,123,515
Canadian Pacific Railway Ltd (NYSE) (Canada)	21,891	4,000,799
Corning Inc	36,546	1,169,107
Dover Corp †	36,107	3,646,446
Eaton Corp PLC	41,227	3,257,345
General Dynamics Corp	12,993	2,643,426

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Honeywell International Inc †	54,088	$8,294,936
Ingersoll-Rand PLC	69,868	6,231,527
Martin Marietta Materials Inc †	12,638	2,793,504
Masco Corp †	166,298	7,307,134
Norfolk Southern Corp	51,761	7,500,169
Northrop Grumman Corp	58,158	17,849,272
Parker-Hannifin Corp	13,737	2,741,630
Snap-on Inc †	37,050	6,457,815
Stanley Black & Decker Inc	70,818	12,017,106
Union Pacific Corp †	89,693	12,027,831
United Technologies Corp	43,190	5,509,748
Vulcan Materials Co †	22,780	2,924,269
Waste Management Inc	28,330	2,444,879
WestRock Co	106,380	6,724,280

		126,663,505

Technology - 19.1%

Accenture PLC ‘A’	42,300	6,475,707
Adobe Systems Inc *	28,932	5,070,044
Analog Devices Inc †	47,015	4,185,745
Apple Inc	181,455	30,707,630
Broadcom Ltd	57,650	14,810,285
Fidelity National Information Services Inc	100,424	9,448,894
International Business Machines Corp	49,574	7,605,643
Intuit Inc	10,639	1,678,621
KLA-Tencor Corp †	15,562	1,635,099
Maxim Integrated Products Inc	25,890	1,353,529
Microchip Technology Inc	86,045	7,561,635
Micron Technology Inc * †	19,372	796,577
Microsoft Corp	380,130	32,516,320
NVIDIA Corp †	24,487	4,738,234
ON Semiconductor Corp *	38,255	801,060
Oracle Corp	66,545	3,146,248
QUALCOMM Inc †	48,529	3,106,827
Texas Instruments Inc	119,703	12,501,781
Workday Inc ‘A’ * †	30,108	3,063,188

		151,203,067

Utilities - 2.3%

American Electric Power Co Inc	5,274	388,008
CMS Energy Corp	62,375	2,950,337
Duke Energy Corp †	9,652	811,830
Exelon Corp †	11,306	445,569
NextEra Energy Inc †	27,183	4,245,713
NiSource Inc	270,242	6,937,112
Public Service Enterprise Group Inc	22,973	1,183,110
Xcel Energy Inc †	33,422	1,607,932

		18,569,611

Total Common Stocks (Cost $862,777,979)		1,008,426,906

	Principal Amount	Value

SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $8,247,129; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $8,415,437)	$8,246,946	$8,246,946

Total Short-Term Investment (Cost $8,246,946)		8,246,946

TOTAL INVESTMENTS - 128.1% (Cost $871,024,925)		1,016,673,852

TOTAL SECURITIES SOLD SHORT - (28.0%)
(See Securities Sold Short) (Proceeds $210,978,622)		(221,839,057)

DERIVATIVES - (0.0%)
(See Note (c) in Notes to Schedule of Investments)		(4,241)

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,460,325)

NET ASSETS - 100.0%		$793,370,229

	Shares	Value

SECURITIES SOLD SHORT

COMMON STOCKS - (28.0%)

Basic Materials - (0.4%)

Domtar Corp	17,129	($848,228)
LyondellBasell Industries NV ‘A’	23,787	(2,624,182)

		(3,472,410)

Communications - (1.7%)

AT&T Inc	69,720	(2,710,713)
Cisco Systems Inc	24,923	(954,551)
eBay Inc	41,931	(1,582,476)
Omnicom Group Inc	71,541	(5,210,331)
The Interpublic Group of Cos Inc	38,579	(777,753)
Twitter Inc	76,883	(1,845,961)

		(13,081,785)

Consumer, Cyclical - (3.4%)

Autoliv Inc (Sweden)	6,288	(799,079)
Bed Bath & Beyond Inc	82,021	(1,803,642)
Carnival Corp	44,095	(2,926,585)
Chipotle Mexican Grill Inc	4,195	(1,212,481)
Darden Restaurants Inc	14,220	(1,365,404)
Hanesbrands Inc	113,059	(2,364,064)
Ralph Lauren Corp	23,932	(2,481,509)
Target Corp	57,856	(3,775,104)
Tesla Inc	4,775	(1,486,696)
VF Corp	15,176	(1,123,024)
Wal-Mart Stores Inc	40,433	(3,992,759)
WW Grainger Inc	14,436	(3,410,505)

		(26,740,852)

Consumer, Non-Cyclical - (5.7%)

AmerisourceBergen Corp	1,983	(182,079)
Amgen Inc	4,448	(773,507)
Baxter International Inc	51,470	(3,327,021)
Brown-Forman Corp ‘B’	4,938	(339,092)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Cardinal Health Inc	31,566	($1,934,049)
Church & Dwight Co Inc	14,319	(718,384)
Coty Inc ‘A’	160,659	(3,195,507)
Ecolab Inc	3,037	(407,505)
Edwards Lifesciences Corp	9,224	(1,039,637)
Express Scripts Holding Co	12,785	(954,272)
General Mills Inc	46,768	(2,772,875)
Henry Schein Inc	63,352	(4,427,038)
Kellogg Co	14,933	(1,015,145)
Kimberly-Clark Corp	19,760	(2,384,242)
McCormick & Co Inc	11,617	(1,183,888)
Moody’s Corp	11,234	(1,658,251)
Regeneron Pharmaceuticals Inc	5,351	(2,011,762)
Stryker Corp	31,221	(4,834,260)
Sysco Corp	29,605	(1,797,912)
The Clorox Co	28,594	(4,253,072)
The Procter & Gamble Co	47,307	(4,346,567)
Varian Medical Systems Inc	12,414	(1,379,816)

		(44,935,881)

Energy - (3.6%)

Apache Corp	55,298	(2,334,682)
Cheniere Energy Inc	7,663	(412,576)
ConocoPhillips	63,835	(3,503,903)
Enbridge Inc (NYSE) (Canada)	102,094	(3,992,896)
Exxon Mobil Corp	111,060	(9,289,058)
Hess Corp	46,384	(2,201,849)
National Oilwell Varco Inc	23,299	(839,230)
Phillips 66	7,811	(790,083)
Schlumberger Ltd	72,234	(4,867,849)

		(28,232,126)

Financial - (4.5%)

Aflac Inc	14,489	(1,271,844)
Aon PLC	21,761	(2,915,974)
Apartment Investment & Management Co ‘A’ REIT	19,440	(849,722)
Arch Capital Group Ltd	19,871	(1,803,691)
Crown Castle International Corp REIT	6,940	(770,409)
Fifth Third Bancorp	65,608	(1,990,547)
Fulton Financial Corp	82,937	(1,484,572)
Invesco Ltd	54,394	(1,987,557)
M&T Bank Corp	9,726	(1,663,049)
Nasdaq Inc	20,136	(1,547,049)
Northern Trust Corp	12,845	(1,283,087)
People’s United Financial Inc	154,075	(2,881,203)
Realty Income Corp REIT	23,143	(1,319,614)
Simon Property Group Inc REIT	16,687	(2,865,825)
SL Green Realty Corp REIT	6,986	(705,097)
The Allstate Corp	8,505	(890,559)
The Macerich Co REIT	17,374	(1,141,124)
The PNC Financial Services Group Inc	8,187	(1,181,302)
Torchmark Corp	15,262	(1,384,416)
US Bancorp	43,823	(2,348,036)
Ventas Inc REIT	11,944	(716,759)
Webster Financial Corp	3,073	(172,580)
Welltower Inc REIT	26,036	(1,660,316)
Willis Towers Watson PLC	4,848	(730,545)

		(35,564,877)

Industrial - (3.4%)

Amphenol Corp ‘A’	17,812	(1,563,894)
Ball Corp	37,034	(1,401,737)
Canadian National Railway Co (NYSE) (Canada)	65,070	(5,368,275)
Cummins Inc	2,619	(462,620)
Donaldson Co Inc	33,886	(1,658,720)
Emerson Electric Co	47,435	(3,305,745)
Johnson Controls International PLC	60,869	(2,319,718)
Lennox International Inc	6,295	(1,310,997)

	Shares	Value

Lockheed Martin Corp †	11,760	($3,775,548)
Republic Services Inc	23,966	(1,620,341)
Sealed Air Corp	42,341	(2,087,411)
United Parcel Service Inc ‘B’	19,477	(2,320,684)

		(27,195,690)

Technology - (3.1%)

Applied Materials Inc	34,750	(1,776,420)
First Data Corp ‘A’	108,391	(1,811,214)
Fiserv Inc	6,016	(788,878)
HP Inc	36,179	(760,121)
Jack Henry & Associates Inc	11,213	(1,311,472)
Lam Research Corp	15,637	(2,878,302)
Paychex Inc	5,861	(399,017)
Qorvo Inc	20,086	(1,337,728)
salesforce.com Inc	34,560	(3,533,069)
Seagate Technology PLC	117,423	(4,912,978)
Taiwan Semiconductor Manufacturing Co Ltd ADR (Taiwan)	37,958	(1,505,035)
Western Digital Corp	18,774	(1,493,096)
Xilinx Inc	36,382	(2,452,874)

		(24,960,204)

Utilities - (2.2%)

Ameren Corp	14,642	(863,732)
CenterPoint Energy Inc	39,259	(1,113,385)
Dominion Energy Inc	47,105	(3,818,331)
DTE Energy Co	10,094	(1,104,889)
Eversource Energy	13,151	(830,880)
National Fuel Gas Co	6,853	(376,298)
PPL Corp	94,510	(2,925,085)
Sempra Energy	37,421	(4,001,054)
The Southern Co	54,514	(2,621,578)

		(17,655,232)

Total Common Stocks (Proceeds $210,978,622)		(221,839,057)

TOTAL SECURITIES SOLD SHORT - (28.0%) (Proceeds $210,978,622)		($221,839,057)

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

	Long		Short		Net Exposure
Consumer, Non-Cyclical	23.8%		(5.7%	)	18.1%
Financial	22.3%		(4.5%	)	17.8%
Technology	19.1%		(3.1%	)	16.0%
Communications	15.4%		(1.7%	)	13.7%
Industrial	16.0%		(3.4%	)	12.6%
Consumer, Cyclical	13.9%		(3.4%	)	10.5%
Energy	10.0%		(3.6%	)	6.4%
Basic Materials	4.3%		(0.4%	)	3.9%
Others (each less than 3.0%)	3.3%		(2.2%	)	1.1%

	128.1%		(28.0%	)	100.1%

Securities sold short	(28.0%	)
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	The Fund engages in securities lending to help achieve its stated investment objective. The Trust, on behalf of the Fund, entered into an agreement with State Street Bank & Trust Co to provide securities lending services to the Fund, the proceeds of which are used to finance the costs of (i) purchasing long positions in excess of the value of the Fund’s assets and (ii) borrowing securities sold short. As of December 31, 2017, the total value of securities out on loan was $176,773,231, and the cash collateral was $181,557,814 (See Note 8 in Notes to Financial Statements).

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(c)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/18	14	$1,877,441	$1,873,200	($4,241)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks -Long	$1,008,426,906	$1,008,426,906	$-	$-
	Short-Term Investment	8,246,946	-	8,246,946	-

	Total Assets	1,016,673,852	1,008,426,906	8,246,946	-

Liabilities
	Common Stocks - Short	(221,839,057)	(221,839,057)	-	-
	Derivatives:
	Equity Contracts
	Futures	(4,241)	(4,241)	-	-

	Total Liabilities	(221,843,298)	(221,843,298)	-	-

	Total	$794,830,554	$786,583,608	$8,246,946	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MAIN STREET® CORE PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
COMMON STOCKS - 98.6%

Basic Materials - 2.3%

DowDuPont Inc	201,966	$14,384,018
PPG Industries Inc	145,380	16,983,292

		31,367,310

Communications - 15.5%

Alphabet Inc ‘C’ *	63,373	66,313,507
Cisco Systems Inc	192,470	7,371,601
Comcast Corp ‘A’	1,066,480	42,712,524
eBay Inc *	439,790	16,597,675
Facebook Inc ‘A’ *	209,717	37,006,662
Motorola Solutions Inc	188,320	17,012,829
Verizon Communications Inc	480,492	25,432,441

		212,447,239

Consumer, Cyclical - 9.6%

Alaska Air Group Inc	86,710	6,374,052
Aptiv PLC	117,670	9,981,946
CarMax Inc *	224,450	14,393,979
Delphi Technologies PLC *	39,236	2,058,713
Fastenal Co	178,980	9,788,416
Lowe’s Cos Inc	282,470	26,252,762
McDonald’s Corp	153,800	26,472,056
O’Reilly Automotive Inc *	87,110	20,953,439
Whirlpool Corp	85,870	14,481,117

		130,756,480

Consumer, Non-Cyclical - 24.6%

Boston Scientific Corp *	454,560	11,268,542
Celgene Corp *	227,200	23,710,592
DaVita Inc *	133,610	9,653,323
Equifax Inc	56,000	6,603,520
Express Scripts Holding Co *	208,416	15,556,170
Gilead Sciences Inc	214,130	15,340,273
Merck & Co Inc	648,930	36,515,291
Mondelez International Inc ‘A’	456,250	19,527,500
Nielsen Holdings PLC	369,090	13,434,876
PayPal Holdings Inc *	250,180	18,418,252
PepsiCo Inc	349,370	41,896,451
Philip Morris International Inc	236,883	25,026,689
S&P Global Inc	120,031	20,333,251
Stryker Corp	96,090	14,878,576
The Kraft Heinz Co	287,940	22,390,214
UnitedHealth Group Inc	167,190	36,858,707
Valeant Pharmaceuticals International Inc (NYSE) *	268,300	5,575,274

		336,987,501

Energy - 5.8%

Magellan Midstream Partners LP	373,225	26,476,581
Schlumberger Ltd	322,310	21,720,471
Suncor Energy Inc (NYSE) (Canada)	841,480	30,899,146

		79,096,198

Financial - 19.6%

American Express Co	165,970	16,482,481
Berkshire Hathaway Inc ‘B’ *	159,910	31,697,360
Citigroup Inc	583,691	43,432,447
CME Group Inc ‘A’	133,870	19,551,713
Discover Financial Services	170,006	13,076,862
Intercontinental Exchange Inc	302,600	21,351,456
Marsh & McLennan Cos Inc	218,745	17,803,656
MetLife Inc	202,570	10,241,939
Mid-America Apartment Communities Inc REIT	98,450	9,900,132
SunTrust Banks Inc	239,890	15,494,495
The Bank of New York Mellon Corp	407,100	21,926,406
The Progressive Corp	370,400	20,860,928
US Bancorp	351,720	18,845,158
Ventas Inc REIT	117,110	7,027,771

		267,692,804

	Shares	Value
Industrial - 8.6%

Agilent Technologies Inc	135,090	$9,046,977
Canadian National Railway Co (NYSE) (Canada)	205,185	16,927,763
Canadian Pacific Railway Ltd (NYSE) (Canada)	62,150	11,358,534
General Electric Co	1,193,510	20,826,750
Johnson Controls International PLC	317,283	12,091,655
Lockheed Martin Corp	86,530	27,780,456
Republic Services Inc	146,220	9,885,934
Vulcan Materials Co	78,535	10,081,538

		117,999,607

Technology - 10.5%

Amdocs Ltd	272,995	17,875,713
Apple Inc	461,274	78,061,399
Applied Materials Inc	354,860	18,140,443
Cerner Corp *	149,450	10,071,436
Maxim Integrated Products Inc	147,430	7,707,640
Western Digital Corp	141,738	11,272,423

		143,129,054

Utilities - 2.1%

National Grid PLC (United Kingdom)	1,313,227	15,481,011
PG&E Corp	309,770	13,886,989

		29,368,000

Total Common Stocks (Cost $1,076,426,495)		1,348,844,193

	Principal Amount

SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $17,957,703; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $18,319,526)	$17,957,304	17,957,304

Total Short-Term Investment (Cost $17,957,304)		17,957,304

TOTAL INVESTMENTS - 99.9% (Cost $1,094,383,799)		1,366,801,497

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,024,563

NET ASSETS - 100.0%		$1,367,826,060

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	24.6%
Financial	19.6%
Communications	15.5%
Technology	10.5%
Consumer, Cyclical	9.6%
Industrial	8.6%
Energy	5.8%
Others (each less than 3.0%)	5.7%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MAIN STREET CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$31,367,310	$31,367,310	$-	$-
	Communications	212,447,239	212,447,239	-	-
	Consumer, Cyclical	130,756,480	130,756,480	-	-
	Consumer, Non-Cyclical	336,987,501	336,987,501	-	-
	Energy	79,096,198	79,096,198	-	-
	Financial	267,692,804	267,692,804	-	-
	Industrial	117,999,607	117,999,607	-	-
	Technology	143,129,054	143,129,054	-	-
	Utilities	29,368,000	13,886,989	15,481,011	-

	Total Common Stocks	1,348,844,193	1,333,363,182	15,481,011	-

	Short-Term Investment	17,957,304	-	17,957,304	-

	Total	$1,366,801,497	$1,333,363,182	$33,438,315	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 99.6%

Basic Materials - 5.8%

Albemarle Corp	57,349	$7,334,364
Celanese Corp ‘A’	50,872	5,447,374
CF Industries Holdings Inc	177,392	7,546,256
Newmont Mining Corp	209,133	7,846,670
Steel Dynamics Inc	163,202	7,038,902
The Chemours Co	119,654	5,989,879
Westlake Chemical Corp	78,560	8,368,997

		49,572,442

Communications - 5.0%

Arista Networks Inc *	53,886	12,694,464
DISH Network Corp ‘A’ *	68,805	3,285,439
eBay Inc *	77,081	2,909,037
Expedia Inc	35,145	4,209,317
IAC/InterActiveCorp *	32,263	3,945,119
Match Group Inc *	144,576	4,526,674
Palo Alto Networks Inc *	18,421	2,669,940
Proofpoint Inc *	40,412	3,588,990
Sprint Corp *	841,709	4,957,666

		42,786,646

Consumer, Cyclical - 15.8%

Alaska Air Group Inc	60,576	4,452,942
Allison Transmission Holdings Inc	100,075	4,310,230
American Eagle Outfitters Inc	335,966	6,316,161
Big Lots Inc	67,365	3,782,545
Brunswick Corp	78,861	4,354,704
Casey’s General Stores Inc	37,264	4,171,332
Chipotle Mexican Grill Inc *	12,045	3,481,366
Cracker Barrel Old Country Store Inc	27,076	4,302,106
Darden Restaurants Inc	57,967	5,565,991
Dollar General Corp	41,889	3,896,096
DR Horton Inc	96,985	4,953,024
Hilton Grand Vacations Inc *	154,238	6,470,284
Lear Corp	25,845	4,565,778
Mohawk Industries Inc *	20,550	5,669,745
NVR Inc *	690	2,420,672
O’Reilly Automotive Inc *	22,252	5,352,496
Polaris Industries Inc	38,122	4,726,747
PulteGroup Inc	104,115	3,461,824
PVH Corp	23,820	3,268,342
Ross Stores Inc	86,346	6,929,266
Royal Caribbean Cruises Ltd	52,049	6,208,405
Six Flags Entertainment Corp	69,279	4,611,903
Skechers U.S.A. Inc ‘A’ *	105,544	3,993,785
Southwest Airlines Co	63,261	4,140,432
Tenneco Inc	45,642	2,671,883
Texas Roadhouse Inc	60,525	3,188,457
Thor Industries Inc	88,001	13,263,511
Ulta Beauty Inc *	8,410	1,880,981
Vail Resorts Inc	18,041	3,833,171

		136,244,179

Consumer, Non-Cyclical - 17.3%

ABIOMED Inc *	128,579	24,096,990
Align Technology Inc *	17,370	3,859,440
AMERCO	9,076	3,429,911
BioMarin Pharmaceutical Inc *	33,249	2,964,813
Conagra Brands Inc	71,990	2,711,863
Edwards Lifesciences Corp *	52,826	5,954,019
Exelixis Inc *	163,273	4,963,499
H&R Block Inc	217,387	5,699,887
Hormel Foods Corp	117,457	4,274,260
Humana Inc	15,354	3,808,867
Illumina Inc *	17,766	3,881,693
Incyte Corp *	13,871	1,313,722

	Shares	Value

Ionis Pharmaceuticals Inc *	24,882	$1,251,565
LendingTree Inc *	27,881	9,492,086
Live Nation Entertainment Inc *	127,274	5,418,054
ManpowerGroup Inc	57,677	7,273,647
MarketAxess Holdings Inc	19,373	3,908,503
Molina Healthcare Inc *	92,522	7,094,587
Monster Beverage Corp *	82,103	5,196,299
NuVasive Inc *	64,148	3,752,017
Robert Half International Inc	78,805	4,376,830
S&P Global Inc	33,052	5,599,009
Supernus Pharmaceuticals Inc *	115,284	4,594,067
Teleflex Inc	16,301	4,056,015
The Clorox Co	29,227	4,347,224
Tyson Foods Inc ‘A’	91,137	7,388,477
United Rentals Inc *	40,592	6,978,171
Universal Health Services Inc ‘B’	6,177	700,163

		148,385,678

Energy - 5.6%

Andeavor	33,025	3,776,078
Devon Energy Corp	243,122	10,065,251
Energen Corp *	30,424	1,751,510
Marathon Petroleum Corp	149,228	9,846,063
Newfield Exploration Co *	234,688	7,399,713
Oceaneering International Inc	101,977	2,155,794
Patterson-UTI Energy Inc	213,579	4,914,453
RPC Inc	169,972	4,339,385
TechnipFMC PLC (United Kingdom)	126,376	3,956,832

		48,205,079

Financial - 17.4%

Affiliated Managers Group Inc	14,717	3,020,664
Arch Capital Group Ltd *	40,572	3,682,720
Axis Capital Holdings Ltd	23,316	1,171,862
Cboe Global Markets Inc	36,766	4,580,676
Citizens Financial Group Inc	334,873	14,057,969
Comerica Inc	119,465	10,370,757
Cousins Properties Inc REIT	862,458	7,977,737
Ellie Mae Inc *	32,077	2,867,684
EPR Properties REIT	98,868	6,471,899
Host Hotels & Resorts Inc REIT	465,921	9,248,532
KeyCorp	419,567	8,462,666
Lamar Advertising Co ‘A’ REIT	117,284	8,707,164
Lincoln National Corp	54,675	4,202,867
Omega Healthcare Investors Inc REIT	103,933	2,862,315
Outfront Media Inc REIT	316,227	7,336,466
Senior Housing Properties Trust REIT	149,356	2,860,167
SunTrust Banks Inc	171,914	11,103,925
T Rowe Price Group Inc	30,800	3,231,844
The Progressive Corp	78,803	4,438,185
Umpqua Holdings Corp	454,777	9,459,362
Unum Group	128,177	7,035,636
Voya Financial Inc	272,825	13,496,653
White Mountains Insurance Group Ltd	3,966	3,376,176

		150,023,926

Industrial - 15.3%

Aerojet Rocketdyne Holdings Inc *	202,141	6,306,799
AGCO Corp	55,019	3,930,007
BWX Technologies Inc	114,056	6,899,247
Cognex Corp	30,398	1,859,142
Coherent Inc *	18,907	5,335,934
Dycom Industries Inc *	59,760	6,659,057
Garmin Ltd	88,059	5,245,675
Harris Corp	68,259	9,668,887
Hexcel Corp	92,563	5,725,022
Huntington Ingalls Industries Inc	25,322	5,968,395
Keysight Technologies Inc *	223,387	9,292,899
Martin Marietta Materials Inc	22,651	5,006,777
Masco Corp	106,337	4,672,448

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Norfolk Southern Corp	41,965	$6,080,728
Old Dominion Freight Line Inc	33,162	4,362,461
Owens Corning	73,926	6,796,756
Parker-Hannifin Corp	30,321	6,051,465
Rockwell Automation Inc	22,464	4,410,806
Textron Inc	137,657	7,790,010
The Timken Co	99,308	4,880,988
Universal Display Corp	25,250	4,359,413
Vulcan Materials Co	35,802	4,595,903
Xylem Inc	89,370	6,095,034

		131,993,853

Technology - 11.9%

Analog Devices Inc	41,848	3,725,727
Aspen Technology Inc *	24,304	1,608,925
DXC Technology Co	299,760	28,447,224
Fiserv Inc *	31,419	4,119,974
IPG Photonics Corp *	38,509	8,245,932
Jack Henry & Associates Inc	43,200	5,052,672
KLA-Tencor Corp	41,114	4,319,848
Lam Research Corp	10,600	1,951,142
Micron Technology Inc *	102,864	4,229,768
ON Semiconductor Corp *	194,088	4,064,203
Paychex Inc	37,543	2,555,927
Red Hat Inc *	34,501	4,143,570
Science Applications International Corp	75,435	5,776,058
ServiceNow Inc *	31,716	4,135,449
Skyworks Solutions Inc	42,513	4,036,609
Take-Two Interactive Software Inc *	19,823	2,176,169
Veeva Systems Inc ‘A’ *	56,342	3,114,586
Western Digital Corp	42,710	3,396,726
Workday Inc ‘A’ *	32,170	3,272,976
Xilinx Inc	54,517	3,675,536

		102,049,021

Utilities - 5.5%

American Water Works Co Inc	61,793	5,653,442
Atmos Energy Corp	184,043	15,807,453
CMS Energy Corp	198,557	9,391,746
ONE Gas Inc	78,931	5,782,485
PG&E Corp	62,116	2,784,660
Xcel Energy Inc	158,094	7,605,903

		47,025,689

Total Common Stocks (Cost $698,697,848)		856,286,513

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.2%

Repurchase Agreement - 0.2%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $1,415,844; collateralized by U.S. Treasury Notes: 2.000% due 04/30/24 and value $1,445,968)	$1,415,812	$1,415,812

Total Short-Term Investment (Cost $1,415,812)		1,415,812

TOTAL INVESTMENTS - 99.8% (Cost $700,113,660)		857,702,325

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,652,257

NET ASSETS - 100.0%		$859,354,582

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	17.4%
Consumer, Non-Cyclical	17.3%
Consumer, Cyclical	15.8%
Industrial	15.3%
Technology	11.9%
Basic Materials	5.8%
Energy	5.6%
Utilities	5.5%
Communications	5.0%
Others (each less than 3.0%)	0.2%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$856,286,513	$856,286,513	$-	$-
	Short-Term Investment	1,415,812	-	1,415,812	-

	Total	$857,702,325	$856,286,513	$1,415,812	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 98.2%

Basic Materials - 1.5%

Axalta Coating Systems Ltd *	200,844	$6,499,312

Communications - 7.3%

Arista Networks Inc *	25,607	6,032,497
GrubHub Inc *	151,586	10,883,875
MercadoLibre Inc (Argentina)	34,512	10,859,546
Pandora Media Inc *	733,849	3,537,152

		31,313,070

Consumer, Cyclical - 26.0%

BorgWarner Inc	194,946	9,959,791
Burberry Group PLC (United Kingdom)	234,625	5,656,774
Chipotle Mexican Grill Inc *	17,989	5,199,361
Duluth Holdings Inc ‘B’ *	78,189	1,395,673
Dunkin’ Brands Group Inc	146,313	9,432,799
Fastenal Co	284,530	15,560,946
Lululemon Athletica Inc *	115,952	9,112,668
Norwegian Cruise Line Holdings Ltd *	112,980	6,016,185
Polaris Industries Inc	101,368	12,568,618
The Scotts Miracle-Gro Co	44,612	4,773,038
Tiffany & Co	99,467	10,339,594
Tractor Supply Co	161,909	12,102,698
WABCO Holdings Inc *	33,730	4,840,255
Williams-Sonoma Inc	90,007	4,653,362

		111,611,762

Consumer, Non-Cyclical - 28.2%

ABIOMED Inc *	22,828	4,278,196
ACADIA Pharmaceuticals Inc *	161,512	4,863,126
Align Technology Inc *	22,886	5,085,040
BioMarin Pharmaceutical Inc *	70,973	6,328,662
Blue Buffalo Pet Products Inc *	185,110	6,069,757
CoStar Group Inc *	42,317	12,566,033
DENTSPLY SIRONA Inc	32,485	2,138,488
Edwards Lifesciences Corp *	76,889	8,666,159
Intuitive Surgical Inc * ‡	36,585	13,351,330
Jazz Pharmaceuticals PLC *	29,284	3,943,091
Laboratory Corp of America Holdings *	40,722	6,495,566
MarketAxess Holdings Inc	23,682	4,777,844
Snyder’s-Lance Inc	30,818	1,543,365
Sprouts Farmers Market Inc *	271,604	6,613,557
Square Inc ‘A’ *	143,218	4,965,368
The Hain Celestial Group Inc *	134,904	5,718,581
The Hershey Co	40,135	4,555,724
TransUnion *	118,709	6,524,247
Zoetis Inc	174,329	12,558,661

		121,042,795

Energy - 2.4%

Cabot Oil & Gas Corp	181,003	5,176,686
Cimarex Energy Co	41,613	5,077,202

		10,253,888

Financial - 7.4%

CME Group Inc ‘A’	73,481	10,731,900
First Republic Bank	76,821	6,655,771
Northern Trust Corp	55,656	5,559,478
Oaktree Capital Group LLC	88,301	3,717,472
Signature Bank *	35,395	4,858,318

		31,522,939

Industrial - 13.7%

Allegion PLC	60,912	4,846,159
AO Smith Corp	97,875	5,997,780
Expeditors International of Washington Inc	141,849	9,176,212

	Shares	Value

Fortune Brands Home & Security Inc	85,749	$5,868,661
Harris Corp	46,940	6,649,051
IDEX Corp	60,615	7,999,361
Kansas City Southern	38,739	4,076,118
Trimble Inc *	221,648	9,007,775
Wabtec Corp	60,190	4,901,272

		58,522,389

Technology - 11.7%

Electronic Arts Inc *	98,935	10,394,111
Guidewire Software Inc *	81,913	6,082,859
Maxim Integrated Products Inc	119,884	6,267,536
Microchip Technology Inc	91,200	8,014,656
Red Hat Inc *	62,049	7,452,085
ServiceNow Inc *	68,219	8,895,075
Tyler Technologies Inc *	16,490	2,919,555

		50,025,877

Total Common Stocks (Cost $323,484,287)		420,792,032

	Principal Amount

SHORT-TERM INVESTMENT - 1.5%

Repurchase Agreement - 1.5%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $6,453,276; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $6,582,472)	$6,453,132	6,453,132

Total Short-Term Investment (Cost $6,453,132)		6,453,132

TOTAL INVESTMENTS - 99.7% (Cost $329,937,419)		427,245,164

DERIVATIVES - (0.0%)
(See Notes (c) and (d) in Notes to Schedule of Investments)		(26,306)

OTHER ASSETS & LIABILITIES, NET - 0.3%		1,355,700

NET ASSETS - 100.0%		$428,574,558

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	28.2%
Consumer, Cyclical	26.0%
Industrial	13.7%
Technology	11.7%
Financial	7.4%
Communications	7.3%
Others (each less than 3.0%)	5.4%

	99.7%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.3%

	100.0%

(b)	As of December 31, 2017, an investment with a value of $2,737,050 was fully or partially segregated with the broker(s)/custodian as collateral for open option contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(c)	Purchased options outstanding as of December 31, 2017 were as follows:

Options on Securities
Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Notional Amount	Cost	Value
Call - Carter’s Inc	$117.50	01/19/18	MSC	150	$1,762,500	$26,850	$35,846

			Exchange
Call - Kansas City Southern	120.00	01/19/18	CME	184	2,208,000	40,856	1,104

Total Purchased Options						$67,706	$36,950

(d)	Premiums received and value of written options outstanding as of December 31, 2017 were as follows:

Options on Securities
Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Notional Amount	Premium	Value
Put - Carter’s Inc	$102.50	01/19/18	MSC	68	$697,000	$10,250	($631)

			Exchange
Put - Kansas City Southern	107.50	01/19/18	CME	184	1,978,000	39,552	(62,625)

Total Written Options						$49,802	($63,256)

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$6,499,312	$6,499,312	$-	$-
	Communications	31,313,070	31,313,070	-	-
	Consumer, Cyclical	111,611,762	105,954,988	5,656,774	-
	Consumer, Non-Cyclical	121,042,795	121,042,795	-	-
	Energy	10,253,888	10,253,888	-	-
	Financial	31,522,939	31,522,939	-	-
	Industrial	58,522,389	58,522,389	-	-
	Technology	50,025,877	50,025,877	-	-

	Total Common Stocks	420,792,032	415,135,258	5,656,774	-

	Short-Term Investment	6,453,132	-	6,453,132	-
	Derivatives:
	Equity Contracts
	Purchased Options	36,950	-	36,950	-

	Total Assets	427,282,114	415,135,258	12,146,856	-

Liabilities	Derivatives:
	Equity Contracts
	Written Options	(63,256)	-	(63,256)	-

	Total Liabilities	(63,256)	-	(63,256)	-

	Total	$427,218,858	$415,135,258	$12,083,600	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 99.2%

Basic Materials - 2.7%

FMC Corp	85,169	$8,062,098
PPG Industries Inc	42,337	4,945,808
Steel Dynamics Inc	529,210	22,824,827
Valvoline Inc	502,901	12,602,699

		48,435,432

Communications - 2.9%

CBS Corp ‘B’	136,897	8,076,923
eBay Inc *	423,556	15,985,004
Expedia Inc	71,027	8,506,904
IAC/InterActiveCorp *	138,162	16,894,449
Omnicom Group Inc	47,211	3,438,377

		52,901,657

Consumer, Cyclical - 6.0%

American Airlines Group Inc	201,207	10,468,800
BorgWarner Inc	320,594	16,379,147
Brunswick Corp	114,887	6,344,060
Delta Air Lines Inc	128,703	7,207,368
Hasbro Inc	90,203	8,198,551
Lear Corp	46,314	8,181,831
PACCAR Inc	91,187	6,481,572
Southwest Airlines Co	136,865	8,957,814
Tenneco Inc	99,598	5,830,467
United Continental Holdings Inc *	139,192	9,381,541
WABCO Holdings Inc *	77,721	11,152,964
WESCO International Inc *	139,323	9,494,862

		108,078,977

Consumer, Non-Cyclical - 9.3%

Boston Scientific Corp *	604,570	14,987,290
Bruker Corp	101,734	3,491,511
Cardinal Health Inc	173,508	10,630,835
Coca-Cola European Partners PLC (United Kingdom)	263,333	10,493,820
DaVita Inc *	117,453	8,485,979
ICON PLC *	59,956	6,724,065
Jazz Pharmaceuticals PLC *	42,511	5,724,106
Laboratory Corp of America Holdings *	138,667	22,118,773
ManpowerGroup Inc	205,719	25,943,223
McKesson Corp	44,345	6,915,603
Moody’s Corp	55,557	8,200,769
Nielsen Holdings PLC	124,989	4,549,600
Nomad Foods Ltd * (United Kingdom)	390,728	6,607,211
Robert Half International Inc	293,968	16,326,983
Universal Health Services Inc ‘B’	108,257	12,270,931
Zimmer Biomet Holdings Inc	44,585	5,380,072

		168,850,771

Energy - 8.9%

Anadarko Petroleum Corp	227,733	12,215,598
Andeavor	214,788	24,558,860
Cimarex Energy Co	70,145	8,558,391
Diamondback Energy Inc *	167,808	21,185,760
Energen Corp *	286,966	16,520,633
EQT Corp	262,788	14,957,893
Marathon Petroleum Corp	238,831	15,758,069
Newfield Exploration Co *	306,061	9,650,103
Parsley Energy Inc ‘A’ *	479,125	14,105,440
Pioneer Natural Resources Co	69,260	11,971,591
RSP Permian Inc *	278,395	11,325,109

		160,807,447

Financial - 32.7%

Air Lease Corp	207,834	9,994,737
Alleghany Corp *	42,419	25,285,542

	Shares	Value

American Assets Trust Inc REIT	187,457	$7,168,356
American Homes 4 Rent ‘A’ REIT	284,827	6,220,622
Aon PLC	120,695	16,173,130
BB&T Corp	191,057	9,499,354
Boston Properties Inc REIT	215,476	28,018,344
Discover Financial Services	421,067	32,388,474
Douglas Emmett Inc REIT	338,300	13,890,598
Duke Realty Corp REIT	271,667	7,392,059
E*TRADE Financial Corp *	232,277	11,513,971
East West Bancorp Inc	422,142	25,678,898
Equity Residential REIT	160,919	10,261,805
Essex Property Trust Inc REIT	30,634	7,394,129
Everest Re Group Ltd	45,371	10,038,787
Fifth Third Bancorp	719,767	21,837,731
Huntington Bancshares Inc	1,741,074	25,350,037
KeyCorp	497,605	10,036,693
Kilroy Realty Corp REIT	79,963	5,969,238
Kimco Realty Corp REIT	324,784	5,894,830
Loews Corp	332,878	16,653,886
Marsh & McLennan Cos Inc	173,660	14,134,187
Navient Corp	686,822	9,148,469
Raymond James Financial Inc	338,385	30,217,780
Regency Centers Corp REIT	218,929	15,145,508
Regions Financial Corp	916,586	15,838,606
Reinsurance Group of America Inc	161,715	25,216,220
SL Green Realty Corp REIT	183,990	18,570,111
SLM Corp *	1,070,388	12,095,384
State Street Corp	138,458	13,514,885
SunTrust Banks Inc	441,396	28,509,768
Synchrony Financial	398,132	15,371,877
TD Ameritrade Holding Corp	297,064	15,188,882
The Allstate Corp	202,396	21,192,885
Torchmark Corp	81,190	7,364,745
Unum Group	261,415	14,349,069
Validus Holdings Ltd	137,789	6,465,060
WR Berkley Corp	195,563	14,012,089
XL Group Ltd (Bermuda)	240,811	8,466,915

		591,463,661

Industrial - 19.4%

AMETEK Inc	296,888	21,515,473
Arrow Electronics Inc *	265,920	21,382,627
Belden Inc	84,969	6,557,058
Berry Global Group Inc *	274,188	16,086,610
Cemex SAB de CV ADR * (Mexico)	1,219,208	9,144,060
Crown Holdings Inc *	254,975	14,342,344
Cummins Inc	79,724	14,082,447
Curtiss-Wright Corp	98,579	12,011,851
Eaton Corp PLC	184,475	14,575,370
EnerSys	89,580	6,237,455
Flex Ltd *	1,081,949	19,464,263
Fluor Corp	142,863	7,378,874
Graphic Packaging Holding Co	890,481	13,757,931
Harris Corp	169,925	24,069,876
Hubbell Inc	47,037	6,365,988
Huntington Ingalls Industries Inc	31,450	7,412,765
Ingersoll-Rand PLC	115,061	10,262,291
Jabil Inc	181,292	4,758,915
L3 Technologies Inc	39,346	7,784,606
Masco Corp	577,297	25,366,430
Parker-Hannifin Corp	41,230	8,228,683
Spirit AeroSystems Holdings Inc ‘A’	134,862	11,766,710
Stanley Black & Decker Inc	87,150	14,788,483
TE Connectivity Ltd	225,774	21,457,561
Textron Inc	221,623	12,541,646
The Timken Co	195,051	9,586,757
WestRock Co	162,038	10,242,422

		351,169,496

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Technology - 11.9%

Activision Blizzard Inc	317,322	$20,092,829
Amdocs Ltd	373,491	24,456,191
Cognizant Technology Solutions Corp ‘A’	93,325	6,627,942
DXC Technology Co	281,614	26,725,169
Fidelity National Information Services Inc	276,713	26,035,926
Hewlett Packard Enterprise Co	365,937	5,254,855
HP Inc	907,321	19,062,814
KLA-Tencor Corp	45,220	4,751,265
Leidos Holdings Inc	172,565	11,142,522
Marvell Technology Group Ltd (Bermuda)	461,141	9,900,697
Microsemi Corp *	177,116	9,148,041
NetApp Inc	288,696	15,970,663
NetEase Inc ADR (China)	21,844	7,537,709
ON Semiconductor Corp *	630,824	13,209,455
Qorvo Inc *	67,455	4,492,503
Skyworks Solutions Inc	55,421	5,262,224
Western Digital Corp	55,425	4,407,950

		214,078,755

Utilities - 5.4%

Alliant Energy Corp	551,243	23,488,464
DTE Energy Co	115,177	12,607,274
Edison International	85,246	5,390,957
Great Plains Energy Inc	197,411	6,364,531
Pinnacle West Capital Corp	282,087	24,028,171
PPL Corp	211,914	6,558,738
Xcel Energy Inc	411,556	19,799,959

		98,238,094

Total Common Stocks (Cost $1,498,839,137)		1,794,024,290

	Principal Amount

SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $17,557,373; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $17,909,387)	$17,556,983	17,556,983

Total Short-Term Investment (Cost $17,556,983)		17,556,983

TOTAL INVESTMENTS - 100.2% (Cost $1,516,396,120)		1,811,581,273

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(3,316,978)

NET ASSETS - 100.0%		$1,808,264,295

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	32.7%
Industrial	19.4%
Technology	11.9%
Consumer, Non-Cyclical	9.3%
Energy	8.9%
Consumer, Cyclical	6.0%
Utilities	5.4%
Others (each less than 3.0%)	6.6%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,794,024,290	$1,794,024,290	$-	$-
	Short-Term Investment	17,556,983	-	17,556,983	-

	Total	$1,811,581,273	$1,794,024,290	$17,556,983	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 97.6%

Basic Materials - 5.7%

Minerals Technologies Inc	42,902	$2,953,803
Reliance Steel & Aluminum Co	54,500	4,675,555
Versum Materials Inc	86,347	3,268,234
Other securities		19,051,321

		29,948,913

Communications - 2.2%

Other securities		11,443,742

Consumer, Cyclical - 11.7%

Brinker International Inc	143,546	5,575,327
BRP Inc (Canada)	130,771	4,838,631
LCI Industries	25,700	3,341,000
M/I Homes Inc *	128,779	4,429,998
Spirit Airlines Inc *	144,300	6,471,855
Thor Industries Inc	19,389	2,922,310
Titan International Inc	241,914	3,115,852
Other securities		30,153,148

		60,848,121

Consumer, Non-Cyclical - 8.8%

Dairy Crest Group PLC * (United Kingdom)	345,800	2,691,576
Maple Leaf Foods Inc (Canada)	176,895	5,040,874
McGrath RentCorp	90,781	4,264,891
Other securities		33,779,830

		45,777,171

Diversified - 0.0%

Other security		28,205

Energy - 7.1%

Energen Corp *	78,900	4,542,273
Hunting PLC * (United Kingdom)	636,462	5,197,553
Oil States International Inc *	157,202	4,448,817
Rowan Cos PLC ‘A’ *	259,880	4,069,721
Unit Corp *	95,242	2,095,324
Other securities		16,906,045

		37,259,733

Financial - 35.4%

Aspen Insurance Holdings Ltd (Bermuda)	93,680	3,803,408
Brandywine Realty Trust REIT	239,700	4,360,143
Chemical Financial Corp	152,275	8,142,144
Columbia Banking System Inc	162,649	7,065,473
First Horizon National Corp	378,500	7,566,215
Glacier Bancorp Inc	108,520	4,274,603
Highwoods Properties Inc REIT	52,800	2,688,048
Horace Mann Educators Corp	99,866	4,404,091
Lakeland Financial Corp	109,769	5,322,699
LTC Properties Inc REIT	89,278	3,888,057
Old Republic International Corp	328,400	7,021,192
Pinnacle Financial Partners Inc	39,725	2,633,767
Sunstone Hotel Investors Inc REIT	234,065	3,869,094
The First of Long Island Corp	90,898	2,590,593
The Hanover Insurance Group Inc	57,100	6,171,368
Validus Holdings Ltd	66,490	3,119,711
Other securities		107,604,514

		184,525,120

Industrial - 18.1%

AAR Corp	155,574	6,112,502
Astec Industries Inc	58,432	3,418,272
Esterline Technologies Corp *	47,372	3,538,688
Gibraltar Industries Inc *	93,409	3,082,497
Granite Construction Inc	45,364	2,877,439

	Shares	Value

Kennametal Inc	62,292	$3,015,556
Mueller Industries Inc	91,100	3,227,673
Mueller Water Products Inc ‘A’	422,803	5,297,722
Plexus Corp *	74,382	4,516,475
Simpson Manufacturing Co Inc	116,955	6,714,387
The Manitowoc Co Inc *	78,682	3,095,350
Universal Forest Products Inc	114,507	4,307,753
Zebra Technologies Corp ‘A’ *	39,000	4,048,200
Other securities		41,369,078

		94,621,592

Technology - 3.5%

Kulicke & Soffa Industries Inc * (Singapore)	125,400	3,051,609
Other securities		15,302,022

		18,353,631

Utilities - 5.1%

IDACORP Inc	56,184	5,132,970
Spire Inc	85,439	6,420,741
Other securities		14,875,046

		26,428,757

Total Common Stocks (Cost $412,217,544)		509,234,985

	Principal Amount

CORPORATE BONDS & NOTES - 0.5%

Energy - 0.4%

Unit Corp 6.625% due 05/15/21	$2,268,000	2,296,350

Industrial - 0.1%

Mueller Industries Inc 6.000% due 03/01/27	482,000	495,255

Total Corporate Bonds & Notes (Cost $2,636,053)		2,791,605

SHORT-TERM INVESTMENTS - 1.8%

Repurchase Agreement - 0.8%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $4,024,512; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $4,111,513)	4,024,423	4,024,423

U.S. Government Agency Issues - 1.0%

Other Securities		5,480,000

Total Short-Term Investments (Cost $9,504,274)		9,504,423

TOTAL INVESTMENTS - 99.9% (Cost $424,357,871)		521,531,013

DERIVATIVES - (0.0%)
(See Note (d) in Notes to Schedule of Investments)		(8,059)

OTHER ASSETS & LIABILITIES, NET - 0.1%		374,678

NET ASSETS - 100.0%		$521,897,632

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2017

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	35.4%
Industrial	18.2%
Consumer, Cyclical	11.7%
Consumer, Non-Cyclical	8.8%
Energy	7.5%
Basic Materials	5.7%
Utilities	5.1%
Technology	3.5%
Others (each less than 3.0%)	4.0%

	99.9%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)	Other securities represent the Fund’s securities not identified as top-fifty holdings and issuers in terms of value, and not exceeding one percent of the Fund’s net assets as of December 31, 2017.

(c)	A Summary Schedule of Investments is presented for this Fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

(d)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/18	35	$2,696,934	$2,688,875	($8,059)

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$29,948,913	$29,948,913	$-	$-
	Communications	11,443,742	11,443,742	-	-
	Consumer, Cyclical	60,848,121	60,848,121	-	-
	Consumer, Non-Cyclical	45,777,171	44,964,178	812,993	-
	Diversified	28,205	28,205	-	-
	Energy	37,259,733	32,062,180	5,197,553	-
	Financial	184,525,120	184,525,120	-	-
	Industrial	94,621,592	93,247,845	1,373,747	-
	Technology	18,353,631	18,353,631	-	-
	Utilities	26,428,757	26,428,757	-	-

	Total Common Stocks	509,234,985	501,850,692	7,384,293	-

	Corporate Bonds & Notes	2,791,605	-	2,791,605	-
	Short-Term Investments	9,504,423	-	9,504,423	-

	Total Assets	521,531,013	501,850,692	19,680,321	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(8,059)	(8,059)	-	-

	Total Liabilities	(8,059)	(8,059)	-	-

	Total	$521,522,954	$501,842,633	$19,680,321	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 97.7%

Basic Materials - 2.7%

Kaiser Aluminum Corp	15,415	$1,647,093
PolyOne Corp	54,148	2,355,438
US Silica Holdings Inc	23,287	758,225

		4,760,756

Communications - 11.4%

Ciena Corp *	81,817	1,712,430
GrubHub Inc *	44,989	3,230,210
Imperva Inc *	39,877	1,583,117
NETGEAR Inc *	31,174	1,831,473
RingCentral Inc ‘A’ *	63,721	3,084,096
Shutterfly Inc *	39,153	1,947,862
Sinclair Broadcast Group Inc ‘A’	53,380	2,020,433
TiVo Corp	92,750	1,446,900
Vonage Holdings Corp *	186,691	1,898,647
Web.com Group Inc *	61,991	1,351,404

		20,106,572

Consumer, Cyclical - 15.3%

AMC Entertainment Holdings Inc ‘A’	53,442	806,974
Beacon Roofing Supply Inc *	34,708	2,212,982
Bloomin’ Brands Inc	96,323	2,055,533
BMC Stock Holdings Inc *	64,068	1,620,920
Camping World Holdings Inc ‘A’	40,004	1,789,379
FirstCash Inc	19,554	1,318,917
iRobot Corp *	16,694	1,280,430
Lithia Motors Inc ‘A’	20,479	2,326,210
Sleep Number Corp *	57,293	2,153,644
Sonic Corp	58,365	1,603,870
Steven Madden Ltd *	35,338	1,650,285
Texas Roadhouse Inc	35,021	1,844,906
The Children’s Place Inc	12,988	1,887,806
Universal Electronics Inc *	22,726	1,073,804
Wabash National Corp	76,696	1,664,303
Wolverine World Wide Inc	53,509	1,705,867

		26,995,830

Consumer, Non-Cyclical - 31.6%

Aclaris Therapeutics Inc *	37,589	926,945
Amedisys Inc *	33,412	1,761,147
Amicus Therapeutics Inc *	75,244	1,082,761
Amphastar Pharmaceuticals Inc *	51,941	999,345
BioTelemetry Inc *	44,038	1,316,736
Bluebird Bio Inc *	3,249	578,647
Cardtronics PLC ‘A’ *	46,526	861,662
Deluxe Corp	39,624	3,044,708
Esperion Therapeutics Inc *	16,912	1,113,486
FibroGen Inc *	34,826	1,650,752
Green Dot Corp ‘A’ *	43,045	2,593,892
HealthSouth Corp	34,479	1,703,607
Horizon Pharma PLC *	139,813	2,041,270
ICU Medical Inc *	9,479	2,047,464
INC Research Holdings Inc ‘A’ *	35,226	1,535,854
Insperity Inc	54,375	3,118,406
iRhythm Technologies Inc *	26,929	1,509,370
Ironwood Pharmaceuticals Inc *	84,246	1,262,848
J&J Snack Foods Corp	11,781	1,788,709
LHC Group Inc *	26,168	1,602,790
Merit Medical Systems Inc *	36,911	1,594,555
Molina Healthcare Inc *	33,471	2,566,556
Nektar Therapeutics *	55,710	3,327,001
Neurocrine Biosciences Inc *	20,927	1,623,726
NuVasive Inc *	29,696	1,736,919
Performance Food Group Co *	61,884	2,048,360
Puma Biotechnology Inc *	24,728	2,444,363
Revance Therapeutics Inc *	39,848	1,424,566

	Shares	Value

Supernus Pharmaceuticals Inc *	75,431	$3,005,925
TrueBlue Inc *	49,793	1,369,308
Ultragenyx Pharmaceutical Inc *	20,250	939,195
Vanda Pharmaceuticals Inc *	85,736	1,303,187

		55,924,060

Energy - 0.3%

Sanchez Energy Corp *	86,246	457,966

Financial - 4.4%

Home BancShares Inc	68,697	1,597,205
Moelis & Co ‘A’	32,335	1,568,248
OM Asset Management PLC	84,308	1,412,159
PS Business Parks Inc REIT	13,278	1,660,945
Texas Capital Bancshares Inc *	17,019	1,512,989

		7,751,546

Industrial - 17.9%

Aerojet Rocketdyne Holdings Inc *	59,605	1,859,676
American Woodmark Corp *	16,428	2,139,747
Forward Air Corp	25,136	1,443,812
Generac Holdings Inc *	43,066	2,132,628
Harsco Corp *	65,942	1,229,818
Littelfuse Inc	12,427	2,458,309
Lydall Inc *	28,497	1,446,223
Masonite International Corp *	24,961	1,850,858
MasTec Inc *	43,423	2,125,556
Rogers Corp *	17,692	2,864,689
Saia Inc *	30,772	2,177,119
SPX Corp *	72,992	2,291,219
Tetra Tech Inc	30,592	1,473,005
TopBuild Corp *	23,858	1,807,005
Trinseo SA	27,852	2,022,055
US Concrete Inc *	27,617	2,310,162

		31,631,881

Technology - 14.1%

Acxiom Corp *	78,635	2,167,181
Ambarella Inc *	27,491	1,615,096
Bottomline Technologies de Inc *	61,089	2,118,566
CommVault Systems Inc *	39,086	2,052,015
Diebold Nixdorf Inc	55,494	907,327
Integrated Device Technology Inc *	65,913	1,959,593
j2 Global Inc	23,199	1,740,621
MaxLinear Inc *	62,311	1,646,257
MKS Instruments Inc	26,350	2,490,075
Power Integrations Inc	19,957	1,467,837
RealPage Inc *	72,373	3,206,124
Silicon Laboratories Inc *	24,056	2,124,145
Xperi Corp	58,065	1,416,786

		24,911,623

Total Common Stocks (Cost $138,662,554)		172,540,234

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.8%

Repurchase Agreement - 1.8%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $3,189,224; collateralized by U.S. Treasury Notes: 2.250% due 01/31/24 and value $3,257,784)	$3,189,153	$3,189,153

Total Short-Term Investment (Cost $3,189,153)		3,189,153

TOTAL INVESTMENTS - 99.5% (Cost $141,851,707)		175,729,387

OTHER ASSETS & LIABILITIES, NET - 0.5%		971,091

NET ASSETS - 100.0%		$176,700,478

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	31.6%
Industrial	17.9%
Consumer, Cyclical	15.3%
Technology	14.1%
Communications	11.4%
Financial	4.4%
Others (each less than 3.0%)	4.8%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$172,540,234	$172,540,234	$-	$-
	Short-Term Investment	3,189,153	-	3,189,153	-

	Total	$175,729,387	$172,540,234	$3,189,153	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2017

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Other security		$151,591

Total Rights (Cost $73,479)		151,591

COMMON STOCKS - 97.4%

Basic Materials - 3.5%

Other securities		31,155,376

Communications - 6.0%

GrubHub Inc *	35,530	2,551,054
ViaSat Inc *	21,932	1,641,610
Other securities		48,847,735

		53,040,399

Consumer, Cyclical - 11.7%

Beacon Roofing Supply Inc *	27,632	1,761,816
Dana Inc	60,404	1,933,532
Other securities		100,545,425

		104,240,773

Consumer, Non-Cyclical - 20.9%

Bluebird Bio Inc *	20,209	3,599,223
Catalent Inc *	55,308	2,272,053
Exact Sciences Corp *	48,604	2,553,654
Grand Canyon Education Inc *	19,300	1,727,929
HealthSouth Corp	40,574	2,004,761
Insulet Corp *	23,987	1,655,103
LivaNova PLC *	20,128	1,608,630
Nektar Therapeutics *	61,265	3,658,746
PRA Health Sciences Inc *	20,490	1,866,024
Sage Therapeutics Inc *	15,629	2,574,253
Snyder’s-Lance Inc	35,780	1,791,862
Other securities		161,189,842

		186,502,080

Diversified - 0.1%

Other security		827,787

Energy - 3.7%

Other securities		33,074,615

Financial - 23.8%

CNO Financial Group Inc	69,520	1,716,449
Cousins Properties Inc REIT	175,842	1,626,538
Gramercy Property Trust REIT	66,329	1,768,331
Hancock Holding Co	34,848	1,724,976
Healthcare Realty Trust Inc REIT	50,878	1,634,201
IBERIABANK Corp	20,766	1,609,365
MGIC Investment Corp *	153,318	2,163,317
Primerica Inc	18,390	1,867,504
Radian Group Inc	89,571	1,846,058
Sterling Bancorp	88,995	2,189,277
Stifel Financial Corp	27,506	1,638,257
Texas Capital Bancshares Inc *	20,540	1,826,006
Umpqua Holdings Corp	92,183	1,917,406
Wintrust Financial Corp	22,993	1,893,933
Other securities		186,825,255

		212,246,873

	Shares	Value
Industrial - 14.5%

Curtiss-Wright Corp	18,332	$2,233,754
EMCOR Group Inc	24,178	1,976,551
Kennametal Inc	33,073	1,601,064
Knight-Swift Transportation Holdings Inc	52,126	2,278,949
Littelfuse Inc	9,348	1,849,221
SYNNEX Corp	11,954	1,625,146
Woodward Inc	21,919	1,677,680
Other securities		115,619,925

		128,862,290

Technology - 9.9%

Aspen Technology Inc *	30,466	2,016,849
Blackbaud Inc	19,653	1,857,012
Entegris Inc	58,429	1,779,163
EPAM Systems Inc *	20,611	2,214,240
Fair Isaac Corp	12,412	1,901,518
Integrated Device Technology Inc *	55,151	1,639,639
MAXIMUS Inc	26,661	1,908,394
MKS Instruments Inc	22,229	2,100,640
Monolithic Power Systems Inc	16,468	1,850,344
Paycom Software Inc *	20,420	1,640,339
Other securities		69,379,668

		88,287,806

Utilities - 3.3%

IDACORP Inc	20,915	1,910,795
Portland General Electric Co	36,978	1,685,457
Southwest Gas Holdings Inc	19,963	1,606,622
WGL Holdings Inc	21,484	1,844,187
Other securities		22,297,389

		29,344,450

Total Common Stocks (Cost $690,218,223)		867,582,449

	Principal Amount

SHORT-TERM INVESTMENT - 2.3%

Repurchase Agreement - 2.3%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $20,692,565; collateralized by U.S. Treasury Notes: 2.000% due 04/30/24 and value $21,109,172)	$20,692,105	20,692,105

Total Short-Term Investment (Cost $20,692,105)		20,692,105

TOTAL INVESTMENTS - 99.7% (Cost $710,983,807)		888,426,145

DERIVATIVES - 0.1%
(See Note (e) in Notes to Schedule of Investments)		107,077

OTHER ASSETS & LIABILITIES, NET - 0.2%		2,136,286

NET ASSETS - 100.0%		$890,669,508

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2017

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	23.8%
Consumer, Non-Cyclical	20.9%
Industrial	14.5%
Consumer, Cyclical	11.7%
Technology	9.9%
Communications	6.0%
Energy	3.7%
Basic Materials	3.5%
Utilities	3.3%
Others (each less than 3.0%)	2.4%

99.7%
Derivatives	0.1%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Investments, including those listed under Other Securities, with a total aggregate value of $151,591 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Other securities represent the Fund’s securities not identified as top-fifty holdings and issuers in terms of value, and not exceeding one percent of the Fund’s net assets as of December 31, 2017.

(d)	A Summary Schedule of Investments is presented for this Fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

(e)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/18	292	$22,325,823	$22,432,900	$107,077

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$151,591	$-	$-	$151,591
	Common Stocks	867,582,449	867,582,449	-	-
	Short-Term Investment	20,692,105	-	20,692,105	-
	Derivatives:
	Equity Contracts
	Futures	107,077	107,077	-	-

	Total	$888,533,222	$867,689,526	$20,692,105	$151,591

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 97.5%

Basic Materials - 1.1%

Orion Engineered Carbons SA (Luxembourg)	298,990	$7,654,144

Communications - 5.5%

A10 Networks Inc *	922,720	7,123,398
Extreme Networks Inc *	348,900	4,368,228
Finisar Corp *	221,220	4,501,827
FTD Cos Inc *	399,424	2,871,859
Houghton Mifflin Harcourt Co *	489,040	4,548,072
Infinera Corp *	476,990	3,019,347
NETGEAR Inc *	70,843	4,162,026
Scholastic Corp	176,930	7,096,662

		37,691,419

Consumer, Cyclical - 14.3%

Anixter International Inc *	98,697	7,500,972
Bloomin’ Brands Inc	314,760	6,716,978
Caleres Inc	206,834	6,924,802
Citi Trends Inc	244,199	6,461,506
Cooper-Standard Holdings Inc *	69,690	8,537,025
Crocs Inc *	497,600	6,289,664
Dana Inc	278,240	8,906,462
Deckers Outdoor Corp *	80,530	6,462,533
Ethan Allen Interiors Inc	169,310	4,842,266
Hawaiian Holdings Inc	92,619	3,690,867
Knoll Inc	367,100	8,457,984
Red Robin Gourmet Burgers Inc *	135,250	7,628,100
Signet Jewelers Ltd (NYSE)	77,940	4,407,507
SkyWest Inc	204,530	10,860,543
Wesco Aircraft Holdings Inc *	81,110	600,214

		98,287,423

Consumer, Non-Cyclical - 10.2%

ABM Industries Inc	117,570	4,434,740
Booz Allen Hamilton Holding Corp	196,890	7,507,416
Cott Corp (Canada)	541,503	9,021,440
ICON PLC *	77,940	8,740,971
LifePoint Health Inc *	121,870	6,069,126
Molina Healthcare Inc *	93,650	7,181,082
Sotheby’s *	179,630	9,268,908
TrueBlue Inc *	331,640	9,120,100
Viad Corp	77,604	4,299,262
WellCare Health Plans Inc *	23,000	4,625,530

		70,268,575

Energy - 7.9%

Helix Energy Solutions Group Inc *	265,340	2,000,664
MRC Global Inc *	339,210	5,739,433
Oasis Petroleum Inc *	685,730	5,766,989
Oil States International Inc *	212,230	6,006,109
Patterson-UTI Energy Inc	298,930	6,878,379
QEP Resources Inc *	648,310	6,204,327
RPC Inc	356,030	9,089,446
SM Energy Co	303,240	6,695,539
SRC Energy Inc *	730,780	6,233,554

		54,614,440

Financial - 26.8%

1st Source Corp	91,985	4,548,658
Armada Hoffler Properties Inc REIT	338,910	5,263,272
Associated Banc-Corp	405,620	10,302,748
Customers Bancorp Inc *	250,247	6,503,920
Education Realty Trust Inc REIT	197,710	6,904,033
Essent Group Ltd *	157,727	6,848,506
First American Financial Corp	73,330	4,109,413

	Shares	Value

First Commonwealth Financial Corp	460,310	$6,591,639
Fulton Financial Corp	385,680	6,903,672
Gramercy Property Trust REIT	283,789	7,565,815
Heritage Financial Corp	185,940	5,726,952
Hope Bancorp Inc	457,102	8,342,111
Independence Realty Trust Inc REIT	580,830	5,860,575
Independent Bank Group Inc	152,535	10,311,366
National Storage Affiliates Trust REIT	313,520	8,546,555
Selective Insurance Group Inc	117,890	6,920,143
STAG Industrial Inc REIT	239,950	6,557,834
State Auto Financial Corp	126,565	3,685,573
Sterling Bancorp	449,780	11,064,588
Synovus Financial Corp	132,030	6,329,518
Texas Capital Bancshares Inc *	117,900	10,481,310
Umpqua Holdings Corp	355,650	7,397,520
Validus Holdings Ltd	71,020	3,332,258
Webster Financial Corp	173,023	9,716,972
WSFS Financial Corp	111,362	5,328,672
Zions Bancorp	174,407	8,865,108

		184,008,731

Industrial - 17.9%

AECOM *	156,001	5,795,437
Air Transport Services Group Inc *	177,175	4,099,830
Atlas Air Worldwide Holdings Inc *	84,700	4,967,655
Columbus McKinnon Corp	168,307	6,728,914
Covenant Transportation Group Inc ‘A’ *	290,652	8,350,432
EnerSys	130,980	9,120,137
Esterline Technologies Corp *	56,480	4,219,056
General Cable Corp	362,090	10,717,864
Granite Construction Inc	89,290	5,663,665
Graphic Packaging Holding Co	535,820	8,278,419
MYR Group Inc *	104,990	3,751,293
Oshkosh Corp	85,790	7,797,453
Regal Beloit Corp	89,970	6,891,702
Saia Inc *	90,840	6,426,930
SPX FLOW Inc *	181,290	8,620,339
Terex Corp	139,660	6,734,405
Trinseo SA	126,599	9,191,087
Tutor Perini Corp *	216,100	5,478,135

		122,832,753

Technology - 11.4%

Convergys Corp	238,460	5,603,810
CSG Systems International Inc	187,400	8,211,868
Integrated Device Technology Inc *	71,520	2,126,289
Kulicke & Soffa Industries Inc * (Singapore)	351,710	8,558,863
MagnaChip Semiconductor Corp * (South Korea)	509,921	5,073,714
Mellanox Technologies Ltd * (Israel)	78,690	5,091,243
Mitel Networks Corp *	467,793	3,849,936
NCR Corp *	269,230	9,151,128
Unisys Corp *	713,820	5,817,633
VeriFone Systems Inc *	401,530	7,111,096
Verint Systems Inc *	215,860	9,033,741
Virtusa Corp *	91,910	4,051,393
WNS Holdings Ltd ADR * (India)	114,230	4,584,050

		78,264,764

Utilities - 2.4%

Black Hills Corp	98,720	5,934,059
PNM Resources Inc	136,180	5,508,481
Portland General Electric Co	111,070	5,062,571

		16,505,111

Total Common Stocks (Cost $563,872,110)		670,127,360

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

SHORT-TERM INVESTMENT - 2.7%

Repurchase Agreement - 2.7%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $18,368,003; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $18,739,791)	$18,367,595	$18,367,595

Total Short-Term Investment (Cost $18,367,595)		18,367,595

TOTAL INVESTMENTS - 100.2% (Cost $582,239,705)		688,494,955

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(1,053,923)

NET ASSETS - 100.0%		$687,441,032

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	26.8%
Industrial	17.9%
Consumer, Cyclical	14.3%
Technology	11.4%
Consumer, Non-Cyclical	10.2%
Energy	7.9%
Communications	5.5%
Others (each less than 3.0%)	6.2%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$670,127,360	$670,127,360	$-	$-
	Short-Term Investment	18,367,595	-	18,367,595	-

	Total	$688,494,955	$670,127,360	$18,367,595	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
RIGHTS - 0.0%

Communications - 0.0%

Media General Inc - Contingent Value Rights * Ω ±	337,364	$16,531

Total Rights (Cost $0)		16,531

COMMON STOCKS - 98.8%

Basic Materials - 0.3%

AdvanSix Inc *	88,982	3,743,473

Communications - 7.9%

CBS Corp ‘B’	213,421	12,591,839
Charter Communications Inc ‘A’ *	33,491	11,251,636
Cisco Systems Inc	346,460	13,269,418
Clear Channel Outdoor Holdings Inc ‘A’	323,183	1,486,642
CommScope Holding Co Inc *	218,507	8,266,120
DISH Network Corp ‘A’ *	369,583	17,647,588
Entercom Communications Corp ‘A’	497,929	5,377,633
Expedia Inc	57,336	6,867,133
Nexstar Media Group Inc ‘A’	130,245	10,185,159
Time Warner Inc	81,822	7,484,258
Verizon Communications Inc	197,860	10,472,730

		104,900,156

Consumer, Cyclical - 11.6%

AutoZone Inc *	21,712	15,445,265
Best Buy Co Inc	104,458	7,152,239
Brinker International Inc	180,370	7,005,571
Columbia Sportswear Co	128,707	9,251,459
CVS Health Corp	101,469	7,356,502
Delta Air Lines Inc	463,040	25,930,240
Genuine Parts Co	67,626	6,425,146
Hilton Worldwide Holdings Inc	116,824	9,329,565
Kohl’s Corp	227,046	12,312,705
La Quinta Holdings Inc *	374,063	6,905,203
Newell Brands Inc	75,079	2,319,941
Nordstrom Inc	163,846	7,763,023
Southwest Airlines Co	82,479	5,398,251
The Gap Inc	175,025	5,961,352
The Home Depot Inc	50,934	9,653,521
Tiffany & Co	62,470	6,493,757
Walgreens Boots Alliance Inc	125,226	9,093,912

		153,797,652

Consumer, Non-Cyclical - 14.1%

Aetna Inc	44,099	7,955,019
Allergan PLC	54,777	8,960,422
Cigna Corp	28,987	5,886,970
Coty Inc ‘A’	350,078	6,963,051
Dr Pepper Snapple Group Inc	106,151	10,303,016
HCA Healthcare Inc *	97,097	8,529,000
Johnson & Johnson	158,280	22,114,881
Merck & Co Inc	306,437	17,243,210
Molson Coors Brewing Co ‘B’	123,727	10,154,275
PayPal Holdings Inc *	81,801	6,022,190
Pfizer Inc	855,562	30,988,456
Post Holdings Inc *	120,208	9,524,080
The Kroger Co	415,152	11,395,922
The Procter & Gamble Co	142,188	13,064,233
TreeHouse Foods Inc *	67,796	3,353,190
UnitedHealth Group Inc	61,871	13,640,081

		186,097,996

	Shares	Value
Energy - 8.3%

Apache Corp	147,624	$6,232,685
ConocoPhillips	207,038	11,364,316
EQT Corp	124,653	7,095,249
Exxon Mobil Corp	287,692	24,062,559
Kinder Morgan Inc	563,372	10,180,132
Marathon Petroleum Corp	199,973	13,194,219
Murphy USA Inc *	88,690	7,127,128
Occidental Petroleum Corp	130,493	9,612,114
PBF Energy Inc ‘A’	211,004	7,480,092
Phillips 66	126,546	12,800,128

		109,148,622

Financial - 38.1%

Alleghany Corp *	8,034	4,788,987
Ally Financial Inc	400,872	11,689,428
American Homes 4 Rent ‘A’ REIT	346,818	7,574,505
American International Group Inc	311,520	18,560,362
Bank of America Corp	1,442,072	42,569,965
Brixmor Property Group Inc REIT	483,363	9,019,554
Capital One Financial Corp	322,665	32,130,981
CBRE Group Inc ‘A’ *	198,245	8,585,991
Chubb Ltd	77,834	11,373,882
Citigroup Inc	241,374	17,960,639
Citizens Financial Group Inc	375,448	15,761,307
CNO Financial Group Inc	184,419	4,553,305
EastGroup Properties Inc REIT	71,728	6,339,321
Fairfax Financial Holdings Ltd (Canada)	9,551	5,065,277
Fifth Third Bancorp	300,455	9,115,805
First Republic Bank	89,224	7,730,367
Invesco Ltd	201,887	7,376,951
Kimco Realty Corp REIT	429,270	7,791,251
Loews Corp	445,845	22,305,625
M&T Bank Corp	128,442	21,962,298
Marsh & McLennan Cos Inc	41,489	3,376,790
Mid-America Apartment Communities Inc REIT	83,774	8,424,313
Morgan Stanley	190,860	10,014,424
Northern Trust Corp	86,032	8,593,736
Outfront Media Inc REIT	314,026	7,285,403
Park Hotels & Resorts Inc REIT	92,393	2,656,299
Prudential Financial Inc	54,050	6,214,669
Public Storage REIT	40,411	8,445,899
Rayonier Inc REIT	309,954	9,803,845
SunTrust Banks Inc	253,943	16,402,178
T Rowe Price Group Inc	197,379	20,710,978
The Charles Schwab Corp	226,282	11,624,106
The Hartford Financial Services Group Inc	234,057	13,172,728
The PNC Financial Services Group Inc	149,815	21,616,806
The Travelers Cos Inc	96,387	13,073,933
Unum Group	137,322	7,537,605
US Bancorp	251,839	13,493,534
Wells Fargo & Co	711,173	43,146,866
Weyerhaeuser Co REIT	137,566	4,850,577

		502,700,490

Industrial - 9.5%

Arrow Electronics Inc *	99,494	8,000,313
Ball Corp	398,845	15,096,283
Carlisle Cos Inc	110,841	12,597,080
Dover Corp	108,084	10,915,403
Energizer Holdings Inc	52,603	2,523,892
Graphic Packaging Holding Co	412,485	6,372,893
Honeywell International Inc	99,087	15,195,982
Illinois Tool Works Inc	49,802	8,309,464
KapStone Paper & Packaging Corp	184,580	4,188,120
Martin Marietta Materials Inc	51,691	11,425,779
The Middleby Corp *	33,800	4,561,310
United Technologies Corp	105,256	13,427,508
WestRock Co	197,312	12,472,091

		125,086,118

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Technology - 4.3%

Hewlett Packard Enterprise Co	420,150	$6,033,354
KLA-Tencor Corp	35,833	3,764,973
Micro Focus International PLC ADR * (United Kingdom)	63,146	2,121,074
Microsoft Corp	195,155	16,693,559
QUALCOMM Inc	154,295	9,877,966
Texas Instruments Inc	171,956	17,959,085

		56,450,011

Utilities - 4.7%

American Electric Power Co Inc	194,875	14,336,954
Duke Energy Corp	73,172	6,154,497
Edison International	104,020	6,578,225
Eversource Energy	111,690	7,056,574
NextEra Energy Inc	87,930	13,733,787
Sempra Energy	22,351	2,389,769
Xcel Energy Inc	261,651	12,588,029

		62,837,835

Total Common Stocks (Cost $1,033,813,078)		1,304,762,353

	Principal Amount

SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $16,696,182; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $17,033,412)	$16,695,811	16,695,811

Total Short-Term Investment (Cost $16,695,811)		16,695,811

TOTAL INVESTMENTS - 100.1% (Cost $1,050,508,889)		1,321,474,695

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(708,472)

NET ASSETS - 100.0%		$1,320,766,223

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	38.1%
Consumer, Non-Cyclical	14.1%
Consumer, Cyclical	11.6%
Industrial	9.5%
Energy	8.3%
Communications	7.9%
Utilities	4.7%
Technology	4.3%
Others (each less than 3.0%)	1.6%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	An investment with a value of $16,531 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$16,531	$-	$-	$16,531
	Common Stocks	1,304,762,353	1,304,762,353	-	-
	Short-Term Investment	16,695,811	-	16,695,811	-

	Total	$1,321,474,695	$1,304,762,353	$16,695,811	$16,531

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
PREFERRED STOCKS - 1.5%

Brazil - 1.4%

Itau Unibanco Holding SA ADR	247,580	$3,218,540
Lojas Americanas SA	5,120,370	26,306,838

		29,525,378

India - 0.1%

Zee Entertainment Enterprises Ltd 6.000% due 03/05/22	13,018,073	2,039,571

Total Preferred Stocks (Cost $28,510,706)		31,564,949

COMMON STOCKS - 95.2%

Argentina - 0.1%

MercadoLibre Inc	3,790	1,192,561

Brazil - 3.9%

Atacadao Distribuicao Comercio e Industria Ltda *	3,301,100	15,176,442
B3 SA - Brasil Bolsa Balcao	5,372,043	36,868,447
Estacio Participacoes SA	1,146,000	11,338,736
Natura Cosmeticos SA	159,600	1,590,659
Sul America SA	1,767,404	9,942,347
Vale SA ADR	677,800	8,289,494

		83,206,125

Chile - 0.2%

Banco de Chile	22,037,896	3,530,933
SACI Falabella	174,843	1,743,539

		5,274,472

China - 23.5%

3SBio Inc * ~	3,784,500	7,418,422
Alibaba Group Holding Ltd ADR *	697,751	120,313,205
China International Capital Corp Ltd ‘H’ ~	3,607,600	7,488,305
China Lodging Group Ltd ADR	272,558	39,365,552
China Mobile Ltd	2,137,500	21,614,485
Ctrip.com International Ltd ADR *	836,600	36,894,060
Jiangsu Hengrui Medicine Co Ltd ‘A’	3,862,694	40,916,559
Kweichow Moutai Co Ltd ‘A’	256,800	27,505,441
New Oriental Education & Technology Group Inc ADR	190,870	17,941,780
Sinopharm Group Co Ltd ‘H’	9,510,400	40,968,801
Tencent Holdings Ltd	2,244,118	116,150,865
Want Want China Holdings Ltd	11,380,000	9,526,711
Wuxi Biologics Cayman Inc * ~	440,500	2,463,870
ZTO Express Cayman Inc ADR *	601,600	9,535,360

		498,103,416

Colombia - 1.1%

Grupo Aval Acciones y Valores SA ADR	1,490,598	12,670,083
Grupo de Inversiones Suramericana SA	744,919	10,058,918

		22,729,001

Egypt - 0.4%

Commercial International Bank Egypt SAE	2,018,097	8,782,840

France - 4.1%

Kering	109,554	51,570,014
LVMH Moet Hennessy Louis Vuitton SE	118,278	34,715,210

		86,285,224

	Shares	Value
Hong Kong - 5.2%

AIA Group Ltd	7,346,200	$62,484,156
Hang Lung Group Ltd	1,115,000	4,099,578
Hong Kong Exchanges & Clearing Ltd	355,906	10,886,549
Hutchison China MediTech Ltd ADR *	76,560	3,017,995
Jardine Strategic Holdings Ltd (XSES)	738,870	29,244,475

		109,732,753

India - 11.5%

Apollo Hospitals Enterprise Ltd	650,060	12,252,611
Biocon Ltd	1,263,352	10,634,899
Cholamandalam Investment & Finance Co Ltd	267,958	5,455,718
Dr Reddy’s Laboratories Ltd	290,773	10,992,361
Housing Development Finance Corp Ltd	3,245,537	86,911,033
Infosys Ltd	1,209,764	19,662,779
Kotak Mahindra Bank Ltd	1,857,944	29,375,602
Tata Consultancy Services Ltd	439,827	18,596,717
UltraTech Cement Ltd	251,747	17,019,946
Zee Entertainment Enterprises Ltd	3,591,917	32,701,434

		243,603,100

Indonesia - 2.5%

P.T. Astra International Tbk	23,676,100	14,462,083
P.T. Bank Mandiri Persero Tbk	26,680,200	15,710,796
P.T. Bank Rakyat Indonesia Persero Tbk	42,241,900	11,333,003
P.T. Indocement Tunggal Prakarsa Tbk	6,893,400	11,152,396

		52,658,278

Italy - 1.1%

PRADA SPA	6,621,200	23,910,002

Malaysia - 1.2%

Genting Bhd	8,211,100	18,651,194
Genting Malaysia Bhd	4,892,000	6,805,525

		25,456,719

Mexico - 4.7%

Fomento Economico Mexicano SAB de CV	2,901,630	27,293,400
Fomento Economico Mexicano SAB de CV ADR	122,160	11,470,824
Grupo Aeroportuario del Sureste SAB de CV ‘B’	595,934	10,852,439
Grupo Financiero Inbursa SAB de CV ‘O’	10,793,347	17,631,649
Grupo Mexico SAB de CV ‘B’	7,855,561	25,932,840
Kimberly-Clark de Mexico SAB de CV ‘A’	3,549,155	6,254,455

		99,435,607

Nigeria - 0.3%

Nigerian Breweries PLC	5,896,925	2,209,709
Zenith Bank PLC	54,264,687	3,864,851

		6,074,560

Peru - 0.9%

Credicorp Ltd	88,950	18,450,899

Philippines - 3.9%

Ayala Corp	343,000	6,972,545
Ayala Land Inc	17,051,600	15,211,642
Jollibee Foods Corp	2,360,838	11,964,984
SM Investments Corp	1,456,619	28,887,276
SM Prime Holdings Inc	26,330,475	19,779,504

		82,815,951

Portugal - 0.2%

Jeronimo Martins SGPS SA	208,278	4,047,166

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Russia - 7.1%

Alrosa PJSC *	6,715,796	$8,734,148
Magnit PJSC (RTS) *	296,544	32,626,273
Moscow Exchange MICEX-RTS PJSC *	5,396,206	10,180,585
Novatek PJSC GDR (LI) ~	470,663	56,573,692
Polyus PJSC GDR ~	134,200	5,145,228
Sberbank of Russia PJSC *	3,295,615	12,873,081
Sberbank of Russia PJSC ADR (SEAQ)	1,053,179	17,751,884
Yandex NV ‘A’ *	229,910	7,529,552

		151,414,443

South Africa - 3.1%

FirstRand Ltd	6,687,013	36,200,790
Mediclinic International PLC	1,109,770	9,731,828
Shoprite Holdings Ltd	984,610	17,602,415
Steinhoff International Holdings NV	6,370,884	2,391,513

		65,926,546

South Korea - 6.5%

Amorepacific Corp	46,326	13,176,654
AMOREPACIFIC Group	32,130	4,231,778
Celltrion Healthcare Co Ltd *	107,008	10,820,419
Celltrion Inc *	40,866	8,429,571
LG Household & Health Care Ltd	31,700	35,207,417
NAVER Corp	62,033	50,394,339
Samsung Biologics Co Ltd * ~	46,133	15,956,814

		138,216,992

Spain - 0.3%

Prosegur Cash SA ~	1,917,424	6,156,459

Switzerland - 2.9%

Glencore PLC	11,872,754	62,141,546

Taiwan - 5.8%

Taiwan Semiconductor Manufacturing Co Ltd	16,072,376	123,067,340

Turkey - 1.1%

Anadolu Efes Biracilik Ve Malt Sanayii AS	1,561,315	9,968,031
BIM Birlesik Magazalar AS	626,095	12,875,485

		22,843,516

United Arab Emirates - 1.8%

DP World Ltd (NASDAQ)	1,205,937	30,148,425
Emaar Properties PJSC	4,632,088	8,760,660

		38,909,085

United Kingdom - 1.8%

Anglo American PLC	524,010	10,898,871
Unilever PLC	495,347	27,474,986

		38,373,857

Total Common Stocks (Cost $1,549,721,414)		2,018,808,458

	Principal Amount	Value
SHORT-TERM INVESTMENT - 3.4%

Repurchase Agreement - 3.4%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $71,601,803; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $73,035,059)	$71,600,211	$71,600,211

Total Short-Term Investment (Cost $71,600,211)		71,600,211

TOTAL INVESTMENTS - 100.1% (Cost $1,649,832,331)		2,121,973,618

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,456,659)

NET ASSETS - 100.0%		$2,120,516,959

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	23.0%
Consumer, Non-Cyclical	22.8%
Communications	18.3%
Consumer, Cyclical	13.0%
Technology	7.6%
Basic Materials	5.7%
Short-Term Investment	3.4%
Others (each less than 3.0%)	6.3%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	As of December 31, 2017, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	23.5%
India	11.6%
Russia	7.1%
South Korea	6.5%
Taiwan	5.8%
Brazil	5.3%
Hong Kong	5.2%
Mexico	4.7%
France	4.1%
Philippines	3.9%
United States (Includes Short-Term Investment)	3.4%
South Africa	3.1%
Others (each less than 3.0%)	15.9%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks
	Brazil	$29,525,378	$3,218,540	$26,306,838	$-
	India	2,039,571	2,039,571	-	-

	Total Preferred Stocks	31,564,949	5,258,111	26,306,838	-

	Common Stocks
	Argentina	1,192,561	1,192,561	-	-
	Brazil	83,206,125	46,337,678	36,868,447	-
	Chile	5,274,472	3,530,933	1,743,539	-
	China	498,103,416	294,935,827	203,167,589	-
	Colombia	22,729,001	22,729,001	-	-
	Egypt	8,782,840	-	8,782,840	-
	France	86,285,224	-	86,285,224	-
	Hong Kong	109,732,753	32,262,470	77,470,283	-
	India	243,603,100	16,090,617	227,512,483	-
	Indonesia	52,658,278	22,485,399	30,172,879	-
	Italy	23,910,002	-	23,910,002	-
	Malaysia	25,456,719	6,805,525	18,651,194	-
	Mexico	99,435,607	99,435,607	-	-
	Nigeria	6,074,560	6,074,560	-	-
	Peru	18,450,899	18,450,899	-	-
	Philippines	82,815,951	60,631,764	22,184,187	-
	Portugal	4,047,166	4,047,166	-	-
	Russia	151,414,443	64,103,244	87,311,199	-
	South Africa	65,926,546	27,334,243	38,592,303	-
	South Korea	138,216,992	52,615,849	85,601,143	-
	Spain	6,156,459	6,156,459	-	-
	Switzerland	62,141,546	-	62,141,546	-
	Taiwan	123,067,340	-	123,067,340	-
	Turkey	22,843,516	9,968,031	12,875,485	-
	United Arab Emirates	38,909,085	30,148,425	8,760,660	-
	United Kingdom	38,373,857	-	38,373,857	-

	Total Common Stocks	2,018,808,458	825,336,258	1,193,472,200	-

	Short-Term Investment	71,600,211	-	71,600,211	-

	Total	$2,121,973,618	$830,594,369	$1,291,379,249	$-

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$15,956,814	1	2	Unadjusted Exchange-Traded Price	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor
257,475,996	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
COMMON STOCKS - 98.4%

Australia - 0.4%

Orica Ltd	530,509	$7,458,422

Belgium - 1.1%

KBC Group NV	227,135	19,354,934

Brazil - 0.9%

Ambev SA ADR	2,375,169	15,343,592

Canada - 3.9%

Canadian National Railway Co (NYSE)	414,177	34,169,603
Suncor Energy Inc (TSE)	844,160	30,992,827

		65,162,430

China - 1.3%

Alibaba Group Holding Ltd ADR *	71,017	12,245,461
Baidu Inc ADR *	41,450	9,708,005

		21,953,466

Denmark - 2.5%

Carlsberg AS ‘B’	99,511	11,935,170
Novo Nordisk AS ‘B’	573,055	30,793,386

		42,728,556

France - 15.7%

Air Liquide SA	326,981	41,106,150
Danone SA	305,063	25,561,475
Dassault Systemes SE	121,462	12,896,739
Engie SA	1,204,983	20,715,462
Essilor International Cie Generale d’Optique SA	91,407	12,590,532
Hermes International	7,837	4,192,582
L’Oreal SA	76,288	16,903,940
Legrand SA	214,345	16,478,596
LVMH Moet Hennessy Louis Vuitton SE	111,334	32,677,110
Pernod Ricard SA	253,525	40,096,203
Schneider Electric SE (XPAR) *	482,699	40,923,441

		264,142,230

Germany - 10.9%

Bayer AG	440,672	54,759,270
Beiersdorf AG	276,799	32,449,982
Linde AG *	74,632	17,430,353
Merck KGaA	157,230	16,876,551
MTU Aero Engines AG	58,667	10,483,477
ProSiebenSat.1 Media SE	335,388	11,512,408
SAP SE	357,122	39,953,096

		183,465,137

Hong Kong - 2.8%

AIA Group Ltd	5,528,951	47,027,285

Israel - 1.1%

Check Point Software Technologies Ltd *	181,291	18,785,373

Italy - 2.3%

Eni SPA	1,001,073	16,565,691
Intesa Sanpaolo SPA	5,617,648	18,638,545
Luxottica Group SPA	46,152	2,832,454

		38,036,690

	Shares	Value
Japan - 14.4%

Daikin Industries Ltd	180,600	$21,340,229
Denso Corp	486,700	29,157,587
FANUC Corp	91,400	21,926,521
Hoya Corp	780,500	38,871,372
Japan Tobacco Inc	554,700	17,863,057
Kao Corp	219,200	14,811,247
Kubota Corp	910,200	17,802,996
Kyocera Corp	313,600	20,474,000
Olympus Corp	424,000	16,220,110
Shin-Etsu Chemical Co Ltd	83,600	8,470,601
Terumo Corp	766,500	36,262,829

		243,200,549

Netherlands - 5.2%

Akzo Nobel NV	292,296	25,647,546
ING Groep NV	2,187,431	40,154,069
Randstad Holding NV	357,262	21,921,231

		87,722,846

Singapore - 1.9%

DBS Group Holdings Ltd	1,690,414	31,266,372

Spain - 2.0%

Amadeus IT Group SA	476,133	34,263,706

Sweden - 0.7%

Essity AB ‘B’ *	398,229	11,316,832

Switzerland - 13.0%

Julius Baer Group Ltd	297,972	18,221,603
Kuehne + Nagel International AG	46,437	8,215,597
Nestle SA	738,115	63,460,356
Novartis AG	356,869	30,031,394
Roche Holding AG (XVTX)	171,138	43,273,132
UBS Group AG (XVTX)	2,240,396	41,162,245
Zurich Insurance Group AG	48,860	14,855,567

		219,219,894

Taiwan - 1.9%

Taiwan Semiconductor Manufacturing Co Ltd ADR	816,217	32,363,004

United Kingdom - 14.6%

Barclays PLC	6,333,179	17,336,254
Compass Group PLC	1,773,466	38,239,848
Diageo PLC	809,311	29,664,790
Experian PLC	729,520	16,080,590
Prudential PLC	479,059	12,268,855
Reckitt Benckiser Group PLC	371,158	34,626,640
RELX NV	870,459	20,006,974
Rio Tinto PLC	358,365	18,798,967
Rolls-Royce Holdings PLC *	1,064,627	12,150,353
Smiths Group PLC	559,859	11,236,084
Tesco PLC	756,849	2,138,243
WPP PLC	1,835,422	33,158,265

		245,705,863

United States - 1.8%

QIAGEN NV *	238,707	7,445,385
Yum China Holdings Inc	593,799	23,763,836

		31,209,221

Total Common Stocks (Cost $1,340,032,184)		1,659,726,402

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

SHORT-TERM INVESTMENT - 1.3%

U.S. Government Agency Issue - 1.3%

Federal Home Loan Bank 0.760% due 01/02/18	$22,202,000	$22,202,000

Total Short-Term Investment (Cost $22,201,537)		22,202,000

TOTAL INVESTMENTS - 99.7% (Cost $1,362,233,721)		1,681,928,402

OTHER ASSETS & LIABILITIES, NET - 0.3%		5,539,440

NET ASSETS - 100.0%		$1,687,467,842

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	36.9%
Industrial	15.5%
Financial	15.4%
Technology	8.2%
Consumer, Cyclical	7.8%
Basic Materials	6.6%
Communications	3.9%
Others (each less than 3.0%)	5.4%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of December 31, 2017, the Fund’s composition by country of risk as a percentage of net assets was as follows:

France	15.7%
United Kingdom	14.6%
Japan	14.4%
Switzerland	13.0%
Germany	10.9%
Netherlands	5.2%
Canada	3.9%
United States (Includes Short-Term Investment)	3.1%
Others (each less than 3.0%)	18.9%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$7,458,422	$-	$7,458,422	$-
	Belgium	19,354,934	-	19,354,934	-
	Brazil	15,343,592	15,343,592	-	-
	Canada	65,162,430	65,162,430	-	-
	China	21,953,466	21,953,466	-	-
	Denmark	42,728,556	-	42,728,556	-
	France	264,142,230	-	264,142,230	-
	Germany	183,465,137	17,430,353	166,034,784	-
	Hong Kong	47,027,285	-	47,027,285	-
	Israel	18,785,373	18,785,373	-	-
	Italy	38,036,690	2,832,454	35,204,236	-
	Japan	243,200,549	-	243,200,549	-
	Netherlands	87,722,846	-	87,722,846	-
	Singapore	31,266,372	-	31,266,372	-
	Spain	34,263,706	-	34,263,706	-
	Sweden	11,316,832	-	11,316,832	-
	Switzerland	219,219,894	-	219,219,894	-
	Taiwan	32,363,004	32,363,004	-	-
	United Kingdom	245,705,863	2,138,243	243,567,620	-
	United States	31,209,221	23,763,836	7,445,385	-

	Total Common Stocks	1,659,726,402	199,772,751	1,459,953,651	-

	Short-Term Investment	22,202,000	-	22,202,000	-

	Total Assets	$1,681,928,402	$199,772,751	$1,482,155,651	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 99.6%

Australia - 6.4%

Abacus Property Group REIT	847,402	$2,717,490
Ansell Ltd	187,843	3,547,169
Aristocrat Leisure Ltd	366,544	6,749,612
Asaleo Care Ltd	1,975,303	2,303,257
Australian Pharmaceutical Industries Ltd	1,883,112	2,467,680
Aveo Group >>	1,281,512	2,673,062
Charter Hall Group REIT	720,925	3,377,664
Charter Hall Retail REIT	730,817	2,368,529
CSR Ltd	1,468,598	5,429,569
GrainCorp Ltd ‘A’	380,384	2,423,206
Metcash Ltd	1,228,303	2,978,026
Orora Ltd	1,814,950	4,781,053
Perpetual Ltd	68,118	2,560,775
Regis Resources Ltd	1,060,102	3,555,731
Sandfire Resources NL	513,002	2,750,133
Shopping Centres Australasia Property Group REIT	1,439,038	2,609,367
Southern Cross Media Group Ltd	365,500	336,695
Super Retail Group Ltd	374,733	2,406,813
Vita Group Ltd	1,443,316	1,606,195
Whitehaven Coal Ltd	782,608	2,713,927
WorleyParsons Ltd *	278,129	3,099,831

		63,455,784

Austria - 0.6%

CA Immobilien Anlagen AG	93,492	2,894,710
Vienna Insurance Group AG Wiener Versicherung Gruppe	90,969	2,806,270

		5,700,980

Canada - 8.5%

AGF Management Ltd ‘B’	348,900	2,270,487
Alamos Gold Inc ‘A’	394,800	2,572,325
Alaris Royalty Corp	157,700	2,593,205
Artis REIT	226,597	2,541,780
Athabasca Oil Corp *	2,289,000	1,948,473
Avigilon Corp *	220,400	3,697,881
Bonavista Energy Corp	327,460	586,146
BRP Inc	89,800	3,322,671
Canadian Apartment Properties REIT	117,400	3,485,575
Capstone Mining Corp *	2,817,300	3,227,456
Celestica Inc (TSE) *	225,600	2,365,480
Cogeco Communications Inc	43,500	2,992,745
Constellation Software Inc	4,579	2,775,887
Detour Gold Corp *	132,400	1,556,780
Enerplus Corp (TSE)	447,165	4,379,158
Equitable Group Inc	29,000	1,649,562
Genworth MI Canada Inc	90,100	3,118,019
Great Canadian Gaming Corp *	126,000	3,387,064
IAMGOLD Corp (TSE) *	555,700	3,240,478
Maple Leaf Foods Inc	146,351	4,170,480
Martinrea International Inc	267,700	3,415,997
Paramount Resources Ltd ‘A’ *	211,000	3,259,841
Parex Resources Inc *	216,500	3,127,796
Premier Gold Mines Ltd *	553,200	1,584,344
Quarterhill Inc	635,327	1,172,600
Quebecor Inc ‘B’	230,200	4,340,286
The Stars Group Inc *	150,000	3,490,453
Transcontinental Inc ‘A’	93,600	1,849,661
Trican Well Service Ltd *	1,285,200	4,171,532
WestJet Airlines Ltd	115,300	2,417,906

		84,712,068

Denmark - 3.4%

D/S Norden *	107,948	2,023,532
Dfds AS	74,999	4,005,541
FLSmidth & Co AS	67,164	3,906,532

	Shares	Value

Rockwool International AS ‘B’	12,740	$3,611,723
Royal Unibrew AS	100,356	6,010,786
Spar Nord Bank AS	153,723	1,784,838
Sydbank AS	69,369	2,792,182
Topdanmark AS *	109,651	4,735,623
Vestas Wind Systems AS	63,975	4,420,689

		33,291,446

Finland - 0.6%

Kesko OYJ ‘B’	46,067	2,500,871
Valmet OYJ	182,161	3,594,439

		6,095,310

France - 5.3%

Alstom SA	69,843	2,895,108
Alten SA	31,140	2,597,432
Atos SE	16,231	2,359,828
Beneteau SA	110,206	2,637,339
Eiffage SA	49,661	5,434,972
Eramet *	37,036	4,390,945
Eutelsat Communications SA	100,719	2,331,899
Fonciere Des Regions REIT	40,530	4,588,419
ICADE REIT	45,399	4,462,888
Ipsen SA	56,908	6,773,260
IPSOS	60,152	2,215,688
Kaufman & Broad SA	31,775	1,508,235
Neopost SA	47,112	1,356,655
Rubis SCA	62,898	4,445,448
SCOR SE	127,951	5,142,801

		53,140,917

Germany - 7.1%

Aurubis AG	30,318	2,814,225
bet-at-home.com AG	16,033	1,991,537
CECONOMY AG	207,242	3,127,829
Covestro AG ~	83,409	8,588,326
Deutz AG	295,568	2,671,998
DIC Asset AG	120,247	1,517,682
Grammer AG	38,761	2,401,286
Hamburger Hafen und Logistik AG	98,369	2,787,788
HOCHTIEF AG	32,011	5,653,379
HUGO BOSS AG	51,829	4,398,112
LEG Immobilien AG	46,857	5,348,765
Leoni AG	43,980	3,277,012
OSRAM Licht AG	40,025	3,583,970
Rheinmetall AG	29,608	3,744,328
Scout24 AG ~	49,653	2,023,654
Siltronic AG *	21,465	3,103,241
Software AG	87,759	4,922,461
TAG Immobilien AG	162,660	3,087,793
Talanx AG *	52,487	2,138,934
United Internet AG	49,422	3,386,451

		70,568,771

Hong Kong - 2.2%

Champion REIT	3,276,000	2,402,642
Chow Tai Fook Jewellery Group Ltd	1,853,600	1,945,451
Dah Sing Financial Holdings Ltd	254,200	1,628,434
HK Electric Investments & HK Electric Investments Ltd ~ >>	3,017,500	2,761,492
Hysan Development Co Ltd	652,000	3,459,096
Kerry Properties Ltd	597,371	2,683,567
Luk Fook Holdings International Ltd	747,000	3,207,773
Melco International Development Ltd	913,000	2,677,366
Shun Tak Holdings Ltd	3,200,000	1,246,773

		22,012,594

India - 0.4%

Vedanta Resources PLC	395,568	4,279,862

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Ireland - 0.3%

UDG Healthcare PLC	291,527	$3,318,971

Israel - 0.3%

Nova Measuring Instruments Ltd *	104,580	2,709,668

Italy - 2.1%

A2A SPA	2,471,747	4,573,425
Banca IFIS SPA	65,695	3,211,223
ERG SPA	112,818	2,086,562
Iren SPA	620,194	1,860,348
Moncler SPA	132,913	4,154,531
Technogym SPA ~	282,976	2,735,401
Unieuro SPA ~	119,748	2,048,595

		20,670,085

Japan - 24.0%

Akebono Brake Industry Co Ltd *	720,200	1,961,293
ArtSpark Holdings Inc	29,100	380,440
Asahi Diamond Industrial Co Ltd	290,900	3,315,504
Capcom Co Ltd	110,200	3,485,056
CROOZ Inc	78,100	1,715,980
Daikyo Inc	151,500	2,933,389
Denka Co Ltd	140,000	5,586,575
DIC Corp	80,100	3,013,422
Fujimi Inc	99,700	2,093,830
Glory Ltd	75,800	2,857,225
Goldcrest Co Ltd	108,100	2,179,837
Haseko Corp	307,100	4,759,508
Ishihara Sangyo Kaisha Ltd *	189,900	3,582,591
Juki Corp	162,400	2,672,172
Kinden Corp	247,200	4,024,857
Kobe Bussan Co Ltd	97,900	3,748,709
Kokuyo Co Ltd	222,200	4,119,240
KYB Corp	63,300	3,684,436
LAC Co Ltd	169,000	2,431,292
Leopalace21 Corp	412,200	3,200,981
Maruwa Co Ltd	55,100	3,675,926
Megmilk Snow Brand Co Ltd	93,900	2,777,331
Meidensha Corp	397,000	1,637,549
Meitec Corp	54,900	2,880,345
Miraca Holdings Inc	50,300	2,145,552
Mochida Pharmaceutical Co Ltd	29,300	2,238,985
Morinaga & Co Ltd	93,000	4,707,355
Morinaga Milk Industry Co Ltd	52,500	2,376,304
Nagase & Co Ltd	134,400	2,415,905
Nippon Ceramic Co Ltd	99,700	2,555,306
Nippon Chemi-Con Corp	90,300	2,792,812
Nippon Paper Industries Co Ltd	148,900	2,826,237
Nippon Yakin Kogyo Co Ltd *	1,248,000	2,680,676
Nishimatsu Construction Co Ltd	98,000	2,741,790
Nissei Build Kogyo Co Ltd	200,000	2,614,661
Nisshin Steel Co Ltd	178,800	2,927,897
Nitto Boseki Co Ltd	99,800	2,871,005
Nitto Kogyo Corp	90,200	1,445,277
North Pacific Bank Ltd	589,358	1,970,075
Okumura Corp	71,200	2,925,411
Open House Co Ltd	112,000	6,023,697
Penta-Ocean Construction Co Ltd	591,700	4,408,386
Press Kogyo Co Ltd	399,200	2,408,770
Rengo Co Ltd	284,200	2,072,501
Roland DG Corp	99,200	2,658,098
Round One Corp	316,900	5,319,019
Ryobi Ltd	90,000	2,551,807
Sanden Holdings Corp *	111,800	2,238,926
Sanken Electric Co Ltd	602,000	4,318,781
Sankyu Inc	95,800	4,123,767
Sanwa Holdings Corp	244,500	3,360,035
Seino Holdings Co Ltd	294,300	4,668,925
Seiren Co Ltd	125,700	2,456,787

	Shares	Value

Seven Bank Ltd	1,086,700	$3,711,272
Shindengen Electric Manufacturing Co Ltd	41,100	3,240,148
Shinko Electric Industries Co Ltd	326,000	2,633,983
Shinmaywa Industries Ltd	200,000	1,901,793
Shinoken Group Co Ltd	115,700	2,538,263
Ship Healthcare Holdings Inc	76,900	2,541,806
Starts Corp Inc	113,000	2,951,347
Sumitomo Seika Chemicals Co Ltd	46,500	2,578,997
T-Gaia Corp	72,500	1,682,372
Takara Leben Co Ltd	376,100	1,659,441
Tekken Corp	64,300	1,948,011
The Hokkoku Bank Ltd	83,900	3,332,361
The Musashino Bank Ltd	61,400	2,045,940
The Okinawa Electric Power Co Inc	89,320	2,322,639
The Sumitomo Warehouse Co Ltd	360,900	2,604,018
Toho Holdings Co Ltd	141,800	3,196,488
Tokai Carbon Co Ltd	529,000	6,527,334
Tosei Corp	283,200	2,756,681
Toshiba Machine Co Ltd	535,000	3,978,032
Toyota Boshoku Corp	93,900	1,960,007
Tsugami Corp	264,000	3,380,582
TV Asahi Holdings Corp	145,900	2,926,701
Ube Industries Ltd	75,600	2,214,589
Ulvac Inc	105,664	6,626,915
Unipres Corp	116,200	3,117,210
Unitika Ltd *	404,500	2,967,333

		238,906,498

Luxembourg - 0.6%

B&M European Value Retail SA	709,854	4,050,779
Orion Engineered Carbons SA	83,456	2,136,474

		6,187,253

Malta - 0.4%

Kindred Group PLC SDR	297,457	4,247,334

Netherlands - 2.6%

ASR Nederland NV	140,466	5,782,535
BE Semiconductor Industries NV	38,808	3,241,811
Eurocommercial Properties NV REIT	57,921	2,523,417
Koninklijke Volkerwessels NV	56,255	1,602,729
NN Group NV	82,673	3,575,899
OCI NV *	129,230	3,259,188
Philips Lighting NV ~	65,477	2,401,487
SBM Offshore NV	179,187	3,154,012

		25,541,078

New Zealand - 0.2%

Contact Energy Ltd	531,840	2,094,931

Norway - 0.6%

Norwegian Finans Holding ASA *	163,953	1,837,098
Salmar ASA	82,470	2,477,692
TGS Nopec Geophysical Co ASA	81,631	1,932,787

		6,247,577

Peru - 0.2%

Hochschild Mining PLC	655,660	2,330,152

Russia - 0.4%

Evraz PLC	835,789	3,836,700

Singapore - 1.9%

First Resources Ltd	1,342,300	1,872,757
Keppel DC REIT	2,139,200	2,287,230
Mapletree Commercial Trust REIT	1,818,400	2,202,556
Mapletree Greater China Commercial Trust REIT	2,600,100	2,391,209

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Mapletree Industrial Trust REIT	1,818,900	$2,760,751
Mapletree Logistics Trust REIT	3,244,560	3,202,228
Venture Corp Ltd	285,800	4,363,329

		19,080,060

South Korea - 5.7%

Amotech Co Ltd *	120,975	5,557,226
Bluecom Co Ltd	191,824	1,212,132
Cheil Worldwide Inc *	133,619	2,646,044
Chong Kun Dang Pharmaceutical Corp	20,581	2,658,246
CJ O Shopping Co Ltd	9,034	1,949,329
Daewoo Engineering & Construction Co Ltd *	401,790	2,221,846
DB Insurance Co Ltd	32,963	2,192,299
Dong-A ST Co Ltd	18,138	1,688,593
Easy Bio Inc	337,686	2,022,684
Eugene Technology Co Ltd	141,292	2,779,929
Huchems Fine Chemical Corp	100,973	2,315,527
Interflex Co Ltd *	110,974	4,641,860
Kumho Petrochemical Co Ltd	29,830	2,769,478
LOTTE Fine Chemical Co Ltd	52,587	3,187,984
LOTTE Himart Co Ltd	41,757	2,687,457
LS Corp	38,083	2,576,921
OCI Co Ltd	22,050	2,801,762
Orion Holdings Corp	82,554	2,055,078
SFA Engineering Corp	72,064	2,608,454
Silicon Works Co Ltd	79,895	3,932,207
SL Corp	105,205	2,402,695

		56,907,751

Spain - 2.1%

Atlantica Yield PLC	132,831	2,817,346
Bankinter SA	402,286	3,805,505
Cia de Distribucion Integral Logista Holdings SA	81,539	1,875,932
Construcciones y Auxiliar de Ferrocarriles SA	52,295	2,144,662
Enagas SA	72,134	2,062,991
Ence Energia y Celulosa SA	644,686	4,254,393
Gestamp Automocion SA * ~	210,352	1,501,056
Mediaset Espana Comunicacion SA	206,005	2,310,317

		20,772,202

Sweden - 3.7%

Ahlsell AB ~	378,978	2,439,863
Capio AB ~	290,394	1,554,075
Evolution Gaming Group AB ~	41,519	2,938,131
Fabege AB	162,172	3,455,679
Hemfosa Fastigheter AB	220,619	2,956,295
Holmen AB ‘B’	67,711	3,598,825
JM AB	93,630	2,132,916
LeoVegas AB ~	169,141	1,726,854
Loomis AB ‘B’	92,550	3,887,887
NCC AB ‘B’	107,134	2,054,367
Nobia AB	226,669	1,917,669
Peab AB	202,506	1,742,311
SSAB AB ‘A’ *	737,204	4,028,555
Wihlborgs Fastigheter AB	109,113	2,608,058

		37,041,485

Switzerland - 8.1%

Adecco Group AG	79,329	6,062,328
Barry Callebaut AG	2,271	4,733,635
Bucher Industries AG	6,737	2,737,803
Coca-Cola HBC AG	172,092	5,622,874
Comet Holding AG	12,906	2,028,275
EFG International AG	441,083	4,656,952
GAM Holding AG	183,636	2,963,095
Georg Fischer AG	4,345	5,736,124
Julius Baer Group Ltd	102,046	6,240,323

	Shares	Value

Leonteq AG *	32,951	$2,126,428
Logitech International SA	81,878	2,758,252
Lonza Group AG	27,123	7,315,243
Oriflame Holding AG	170,810	7,039,430
Rieter Holding AG	7,954	1,941,055
Siegfried Holding AG	7,649	2,543,007
Sika AG	676	5,363,383
Straumann Holding AG	11,147	7,863,645
VAT Group AG ~	18,982	2,807,202

		80,539,054

United Kingdom - 11.0%

Aldermore Group PLC *	592,653	2,482,930
Arrow Global Group PLC	341,104	1,827,200
Auto Trader Group PLC ~	509,925	2,428,942
Barratt Developments PLC	265,363	2,314,885
Bellway PLC	125,513	6,017,057
Booker Group PLC	1,626,772	5,029,727
Brewin Dolphin Holdings PLC	454,237	2,382,458
Centamin PLC	1,370,131	2,918,300
Chemring Group PLC	879,830	2,182,772
Computacenter PLC	139,292	2,168,392
Dialog Semiconductor PLC *	86,682	2,684,321
Fenner PLC	532,344	2,873,182
Fevertree Drinks PLC	192,007	5,902,859
Hastings Group Holdings PLC 144A ~	515,471	2,227,083
Hiscox Ltd	215,524	4,260,092
IG Group Holdings PLC	301,776	2,923,404
Inchcape PLC	354,535	3,734,831
Indivior PLC *	759,416	4,170,355
Jackpotjoy PLC *	323,219	3,615,528
Jardine Lloyd Thompson Group PLC	166,307	3,123,345
Man Group PLC	1,384,215	3,851,780
Mitie Group PLC	754,025	1,966,868
On the Beach Group PLC ~	299,655	1,901,523
OneSavings Bank PLC	444,631	2,476,916
Paragon Banking Group PLC	465,493	3,079,255
Persimmon PLC	195,210	7,216,353
Polypipe Group PLC	389,633	2,068,481
QinetiQ Group PLC	1,100,917	3,435,080
Rightmove PLC	41,249	2,503,224
St Modwen Properties PLC	377,388	2,067,676
Tate & Lyle PLC	338,771	3,211,031
Taylor Wimpey PLC	1,609,135	4,484,195
WH Smith PLC	87,714	2,779,485
Workspace Group PLC REIT	199,491	2,698,816

		109,008,346

United States - 0.9%

Argonaut Gold Inc *	1,332,500	2,544,153
ICON PLC *	59,297	6,650,158

		9,194,311

Total Common Stocks (Cost $755,654,869)		991,891,188

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/2017, repurchase price of $3,092,049; collateralized by U.S. Treasury Notes: 2.000% due 04/30/24 and value $3,157,523)	$3,091,980	$3,091,980

Total Short-Term Investment (Cost $3,091,980)		3,091,980

TOTAL INVESTMENTS - 99.9% (Cost $758,746,849)		994,983,168

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,359,332

NET ASSETS - 100.0%		$996,342,500

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	21.5%
Industrial	18.7%
Consumer, Cyclical	16.5%
Consumer, Non-Cyclical	15.6%
Basic Materials	11.0%
Technology	6.1%
Communications	3.9%
Energy	3.3%
Others (each less than 3.0%)	3.3%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of December 31, 2017, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	24.0%
United Kingdom	11.0%
Canada	8.5%
Switzerland	8.1%
Germany	7.1%
Australia	6.4%
South Korea	5.7%
France	5.3%
Sweden	3.7%
Denmark	3.4%
Others (each less than 3.0%)	16.7%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$63,455,784	$-	$63,455,784	$-
	Austria	5,700,980	2,894,710	2,806,270	-
	Canada	84,712,068	84,712,068	-	-
	Denmark	33,291,446	3,611,723	29,679,723	-
	Finland	6,095,310	-	6,095,310	-
	France	53,140,917	8,456,882	44,684,035	-
	Germany	70,568,771	-	70,568,771	-
	Hong Kong	22,012,594	15,404,888	6,607,706	-
	India	4,279,862	-	4,279,862	-
	Ireland	3,318,971	-	3,318,971	-
	Israel	2,709,668	2,709,668	-	-
	Italy	20,670,085	1,860,348	18,809,737	-
	Japan	238,906,498	8,400,001	230,506,497	-
	Luxembourg	6,187,253	2,136,474	4,050,779	-
	Malta	4,247,334	-	4,247,334	-
	Netherlands	25,541,078	7,280,158	18,260,920	-
	New Zealand	2,094,931	-	2,094,931	-
	Norway	6,247,577	1,837,098	4,410,479	-
	Peru	2,330,152	-	2,330,152	-
	Russia	3,836,700	3,836,700	-	-
	Singapore	19,080,060	12,843,974	6,236,086	-
	South Korea	56,907,751	21,864,018	35,043,733	-
	Spain	20,772,202	9,216,401	11,555,801	-
	Sweden	37,041,485	12,524,908	24,516,577	-
	Switzerland	80,539,054	10,301,732	70,237,322	-
	United Kingdom	109,008,346	72,140,849	36,867,497	-
	United States	9,194,311	9,194,311	-	-

	Total Common Stocks	991,891,188	291,226,911	700,664,277	-

	Short-Term Investment	3,091,980	-	3,091,980	-

	Total	$994,983,168	$291,226,911	$703,756,257	$-

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$5,426,911	1	2	Unadjusted Exchange-Traded Price	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor
83,716,438	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

PREFERRED STOCKS - 0.5%

Brazil - 0.5%

Telefonica Brasil SA	477,400	$6,999,169

Total Preferred Stocks (Cost $6,925,733)		6,999,169

COMMON STOCKS - 98.4%

Belgium - 1.4%

Ageas	392,966	19,196,239

Brazil - 0.8%

Petroleo Brasileiro SA ADR *	1,071,122	11,021,845

Canada - 1.8%

Barrick Gold Corp (TSE)	809,456	11,707,168
Eldorado Gold Corp	2,038,036	2,914,391
Kinross Gold Corp *	1,811,286	7,824,756
Tourmaline Oil Corp *	148,454	2,690,360

		25,136,675

China - 2.5%

China Mobile Ltd	1,440,080	14,562,146
China Telecom Corp Ltd ‘H’	32,609,465	15,467,004
Dongfeng Motor Group Co Ltd ‘H’	5,076,000	6,126,890

		36,156,040

France - 11.3%

Alstom SA	328,629	13,622,215
BNP Paribas SA	345,738	25,718,955
Cie de Saint-Gobain	447,085	24,605,870
Engie SA	894,197	15,372,585
Renault SA	77,288	7,758,016
Rexel SA	798,940	14,466,361
Societe Generale SA	374,840	19,325,054
TOTAL SA	728,608	40,219,074

		161,088,130

Germany - 5.0%

CECONOMY AG	684,287	10,327,699
E.ON SE	1,245,345	13,494,761
METRO AG *	594,441	11,840,490
Rheinmetall AG	79,019	9,993,011
RWE AG *	462,283	9,407,645
Salzgitter AG	283,046	16,078,643

		71,142,249

Greece - 0.1%

Alpha Bank AE *	971,646	2,083,223

India - 1.3%

Canara Bank	1,277,765	7,196,246
NTPC Ltd	3,845,352	10,663,543

		17,859,789

Ireland - 0.8%

Bank of Ireland Group PLC *	1,349,504	11,488,234

Italy - 6.8%

Assicurazioni Generali SPA	1,128,359	20,537,752
BPER Banca	2,123,786	10,698,904
Eni SPA	2,042,957	33,806,720

	Shares	Value

Saipem SPA *	2,407,630	$10,985,410
UniCredit SPA *	1,139,222	21,251,305

		97,280,091

Japan - 27.6%

Benesse Holdings Inc	178,563	6,282,532
Canon Inc	381,138	14,200,474
Chiyoda Corp	826,204	6,072,821
Citizen Watch Co Ltd	852,192	6,241,868
Dai-ichi Life Holdings Inc	843,388	17,333,430
DeNA Co Ltd	445,327	9,167,977
Eisai Co Ltd	192,450	10,933,002
Fuji Media Holdings Inc	309,020	4,850,377
Fujitsu Ltd	2,806,989	19,900,226
Gree Inc	1,052,358	6,596,300
Honda Motor Co Ltd	987,950	33,716,264
Inpex Corp	939,710	11,695,648
JGC Corp	602,275	11,635,609
JSR Corp	939,610	18,457,948
Mitsubishi Heavy Industries Ltd	533,780	19,901,489
Mitsubishi Motors Corp	1,873,173	13,475,777
Mitsubishi UFJ Financial Group Inc	4,042,708	29,422,668
Mizuho Financial Group Inc	13,218,070	23,899,439
Nikon Corp	431,740	8,687,995
Nippon Television Holdings Inc	510,825	8,739,516
Sankyo Co Ltd	218,159	6,860,392
Sumitomo Mitsui Financial Group Inc	664,258	28,632,504
Sumitomo Mitsui Trust Holdings Inc	427,151	16,900,645
Suzuken Co Ltd	174,562	7,166,875
T&D Holdings Inc	1,370,666	23,384,230
Takeda Pharmaceutical Co Ltd	499,143	28,260,317

		392,416,323

Netherlands - 4.7%

ING Groep NV	1,147,550	21,065,260
Koninklijke Philips NV	40,795	1,540,363
PostNL NV	3,607,890	17,611,644
Royal Dutch Shell PLC ‘B’	778,235	26,206,305

		66,423,572

Norway - 1.3%

Statoil ASA	371,137	7,945,461
Storebrand ASA	1,206,593	9,815,879

		17,761,340

Russia - 3.4%

Gazprom PJSC ADR (SEAQ)	4,375,034	19,232,195
LUKOIL PJSC ADR	318,850	18,166,765
Sberbank of Russia PJSC ADR (OTC)	1,200	20,436
Sberbank of Russia PJSC ADR (SEAQ)	663,616	11,185,595

		48,604,991

South Africa - 1.8%

Anglo American Platinum Ltd *	268,066	7,658,162
Gold Fields Ltd ADR	3,298,650	14,184,195
Impala Platinum Holdings Ltd *	1,565,753	4,106,297

		25,948,654

South Korea - 3.4%

KB Financial Group Inc	316,959	18,758,618
Kia Motors Corp	56,443	1,766,233
KT Corp ADR *	1,048,491	16,366,944
Shinhan Financial Group Co Ltd	258,389	11,926,511

		48,818,306

Spain - 1.2%

CaixaBank SA (SIBE)	3,556,930	16,535,518

Sweden - 1.2%

Telefonaktiebolaget LM Ericsson ‘B’	2,584,033	17,053,907

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Switzerland - 6.2%

Adecco Group AG	159,010	$12,151,557
Julius Baer Group Ltd	209,537	12,813,620
LafargeHolcim Ltd (XVTX)	362,205	20,400,044
UBS Group AG (XVTX)	1,619,020	29,745,856
Zurich Insurance Group AG	44,691	13,588,010

		88,699,087

Taiwan - 1.0%

MediaTek Inc	692,590	6,808,019
Shin Kong Financial Holding Co Ltd	20,418,000	7,183,193

		13,991,212

United Kingdom - 14.8%

Anglo American PLC	777,583	16,172,929
AstraZeneca PLC	408,151	28,164,720
BP PLC	6,363,357	44,640,789
BT Group PLC	4,904,628	17,991,940
Centrica PLC	7,792,981	14,446,294
HSBC Holdings PLC	4,023,641	41,556,437
J Sainsbury PLC	5,346,242	17,409,107
Marks & Spencer Group PLC	2,951,143	12,520,576
Standard Chartered PLC *	1,734,874	18,218,920

		211,121,712

Total Common Stocks (Cost $1,251,695,678)		1,399,827,137

	Principal Amount

SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $10,304,322; collateralized by U.S. Treasury Notes: 2.000% - 2.500% due 04/30/24 - 05/15/24 and value $10,512,412)	$10,304,093	10,304,093

Total Short-Term Investment (Cost $10,304,093)		10,304,093

TOTAL INVESTMENTS - 99.6% (Cost $1,268,925,504)		1,417,130,399

OTHER ASSETS & LIABILITIES, NET - 0.4%		5,356,557

NET ASSETS - 100.0%		$1,422,486,956

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	34.4%
Energy	15.9%
Industrial	8.7%
Consumer, Cyclical	8.7%
Consumer, Non-Cyclical	8.6%
Communications	7.2%
Basic Materials	7.0%
Utilities	4.4%
Technology	4.0%
Others (each less than 3.0%)	0.7%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of December 31, 2017, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	27.6%
United Kingdom	14.8%
France	11.3%
Italy	6.8%
Switzerland	6.2%
Germany	5.0%
Netherlands	4.7%
South Korea	3.4%
Russia	3.4%
Others (each less than 3.0%)	16.4%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$6,999,169	$-	$6,999,169	$-
	Common Stocks
	Belgium	19,196,239	-	19,196,239	-
	Brazil	11,021,845	11,021,845	-	-
	Canada	25,136,675	25,136,675	-	-
	China	36,156,040	-	36,156,040	-
	France	161,088,130	-	161,088,130	-
	Germany	71,142,249	-	71,142,249	-
	Greece	2,083,223	-	2,083,223	-
	India	17,859,789	10,663,543	7,196,246	-
	Ireland	11,488,234	11,488,234	-	-
	Italy	97,280,091	-	97,280,091	-
	Japan	392,416,323	-	392,416,323	-
	Netherlands	66,423,572	-	66,423,572	-
	Norway	17,761,340	-	17,761,340	-
	Russia	48,604,991	20,436	48,584,555	-
	South Africa	25,948,654	21,842,357	4,106,297	-
	South Korea	48,818,306	18,133,177	30,685,129	-
	Spain	16,535,518	-	16,535,518	-
	Sweden	17,053,907	-	17,053,907	-
	Switzerland	88,699,087	-	88,699,087	-
	Taiwan	13,991,212	-	13,991,212	-
	United Kingdom	211,121,712	32,438,234	178,683,478	-

	Total Common Stocks	1,399,827,137	130,744,501	1,269,082,636	-

	Short-Term Investment	10,304,093	-	10,304,093	-

	Total	$1,417,130,399	$130,744,501	$1,286,385,898	$-

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$14,446,294	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

RIGHTS - 0.1%

Consumer, Non-Cyclical - 0.1%

Dyax Corp - Contingent Value Rights * Ω ±	84,900	$194,421

Total Rights (Cost $94,239)		194,421

COMMON STOCKS - 97.7%

Consumer, Non-Cyclical - 96.8%

Abbott Laboratories	240,500	13,725,335
AbbVie Inc	75,002	7,253,443
ACADIA Pharmaceuticals Inc *	42,500	1,279,675
Acceleron Pharma Inc *	61,300	2,601,572
Agios Pharmaceuticals Inc *	17,800	1,017,626
Alexion Pharmaceuticals Inc *	14,600	1,746,014
Align Technology Inc *	4,200	933,198
Alkermes PLC *	32,300	1,767,779
Allergan PLC	41,572	6,800,348
Alnylam Pharmaceuticals Inc *	53,600	6,809,880
Amedisys Inc *	50,300	2,651,313
AmerisourceBergen Corp	15,400	1,414,028
Amgen Inc	70,628	12,282,209
Anthem Inc	31,200	7,020,312
Apellis Pharmaceuticals Inc *	16,849	365,623
Aquinox Pharmaceuticals Inc * (Canada)	20,058	235,882
Argenx SE ADR * (Netherlands)	5,128	323,782
Assembly Biosciences Inc *	1,800	81,450
AstraZeneca PLC (United Kingdom)	71,462	4,931,281
AstraZeneca PLC ADR (United Kingdom)	68,100	2,363,070
Avexis Inc *	19,235	2,128,737
Baxter International Inc	126,400	8,170,496
Becton Dickinson & Co	18,781	4,020,261
Biogen Inc *	27,288	8,693,138
Biohaven Pharmaceutical Holding Co Ltd *	15,574	420,187
BioMarin Pharmaceutical Inc *	36,500	3,254,705
Bluebird Bio Inc *	2,500	445,250
Boston Scientific Corp *	209,388	5,190,729
Bristol-Myers Squibb Co	125,048	7,662,941
Cardinal Health Inc	33,900	2,077,053
Celgene Corp *	36,500	3,809,140
Centene Corp *	44,600	4,499,248
Chugai Pharmaceutical Co Ltd (Japan)	16,300	833,072
Cigna Corp	57,600	11,697,984
Clementia Pharmaceuticals Inc * (Canada)	11,974	227,267
Cytokinetics Inc *	13,100	106,765
Daiichi Sankyo Co Ltd (Japan)	42,200	1,097,286
DaVita Inc *	62,700	4,530,075
Dermira Inc *	23,100	642,411
Edwards Lifesciences Corp *	23,800	2,682,498
Eisai Co Ltd (Japan)	15,200	863,506
Eli Lilly & Co	78,000	6,587,880
FibroGen Inc *	10,800	511,920
Galapagos NV ADR * (Belgium)	6,600	618,816
Gilead Sciences Inc	46,300	3,316,932
Global Blood Therapeutics Inc *	12,650	497,778
Halozyme Therapeutics Inc *	54,400	1,102,144
HCA Healthcare Inc *	27,591	2,423,593
HealthEquity Inc *	14,700	685,902
Hologic Inc *	91,300	3,903,075
Humana Inc	32,500	8,062,275
Incyte Corp *	18,000	1,704,780
InflaRx NV * (Germany)	37,041	776,009
Insmed Inc *	78,081	2,434,566
Intuitive Surgical Inc *	13,200	4,817,208
iRhythm Technologies Inc *	17,739	994,271
Johnson & Johnson	77,200	10,786,384
Masimo Corp *	39,300	3,332,640

	Shares	Value

McKesson Corp	19,500	$3,041,025
Medtronic PLC	194,958	15,742,858
Merck & Co Inc	72,000	4,051,440
Merck KGaA (Germany)	35,400	3,799,719
Myovant Sciences Ltd *	33,183	419,433
Nevro Corp *	28,500	1,967,640
Novartis AG ADR (Switzerland)	60,400	5,071,184
Novo Nordisk AS ADR (Denmark)	113,300	6,080,811
Ovid therapeutics Inc *	5,196	51,285
Pfizer Inc	463,721	16,795,975
Prothena Corp PLC * (Ireland)	2,492	93,425
Quest Diagnostics Inc	86,400	8,509,536
Reata Pharmaceuticals Inc ‘A’ *	6,924	196,088
Regeneron Pharmaceuticals Inc *	5,675	2,133,573
ResMed Inc	41,100	3,480,759
Roche Holding AG (XVTX) (Switzerland)	9,000	2,275,697
Sage Therapeutics Inc *	17,669	2,910,261
Sanofi (France)	24,200	2,083,425
Sanofi ADR (France)	59,700	2,567,100
Sarepta Therapeutics Inc *	51,996	2,893,057
Seattle Genetics Inc *	39,800	2,129,300
Service Corp International	52,800	1,970,496
Spark Therapeutics Inc *	10,470	538,367
Spectrum Pharmaceuticals Inc *	88,000	1,667,600
Stryker Corp	91,700	14,198,828
Syndax Pharmaceuticals Inc *	18,086	158,433
Takeda Pharmaceutical Co Ltd (Japan)	18,100	1,024,780
Teladoc Inc *	48,200	1,679,770
Teleflex Inc	8,200	2,040,324
TESARO Inc *	20,657	1,711,846
The Cooper Cos Inc	5,617	1,223,832
Theravance Biopharma Inc * (Cayman)	5,400	150,606
Thermo Fisher Scientific Inc	26,300	4,993,844
Ultragenyx Pharmaceutical Inc *	24,800	1,150,224
UnitedHealth Group Inc	144,201	31,790,552
Universal Health Services Inc ‘B’	21,100	2,391,685
Varian Medical Systems Inc *	19,300	2,145,195
Vertex Pharmaceuticals Inc *	46,000	6,893,560
WellCare Health Plans Inc *	7,400	1,488,214
Wuxi Biologics Cayman Inc * ~ (China)	115,500	646,032
Zoetis Inc	66,000	4,754,640

		370,125,161

Industrial - 0.9%

Agilent Technologies Inc	52,500	3,515,925

Total Common Stocks (Cost $314,348,766)		373,641,086

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
SHORT-TERM INVESTMENT - 2.2%

Repurchase Agreement - 2.2%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $8,307,724; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $8,476,199)	$8,307,539	$8,307,539

Total Short-Term Investment (Cost $8,307,539)		8,307,539

TOTAL INVESTMENTS - 100.0% (Cost $322,750,544)		382,143,046

DERIVATIVES - (0.0%)
(See Note (c) in Notes to Schedule of Investments)		(87,010)

OTHER ASSETS & LIABILITIES, NET - 0.0%		268,157

NET ASSETS - 100.0%		$382,324,193

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by health care sector as a percentage of net assets was as follows:

Medical-Drugs	27.5%
Medical-Biomedical/Gene	18.7%
Medical-HMO	16.9%
Medical Products	9.3%
Medical Instruments	8.2%
Diagnostic Equipment	4.9%
Others (each less than 3.0%)	12.3%

	97.8%
Short-Term Investment	2.2%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.0%

	100.0%

(b)	An investment with a value of $194,421 or 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Forward foreign currency contracts outstanding as of December 31, 2017 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
EUR	452,300	USD	528,559	01/18	HSB	$14,390
USD	37	CHF	36	01/18	ANZ	-
USD	1,061,243	CHF	1,046,900	01/18	CSF	(13,625)
USD	1,661,675	CHF	1,640,100	01/18	NAB	(22,241)
USD	3,133,583	CHF	3,035,364	01/18	NTC	17,129
USD	7,758,705	EUR	6,532,200	01/18	BOA	(82,663)

Total Forward Foreign Currency Contracts						($87,010)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$194,421	$-	$-	$194,421
	Common Stocks
	Consumer, Non-Cyclical	370,125,161	353,216,395	16,908,766	-
	Industrial	3,515,925	3,515,925	-	-

	Total Common Stocks	373,641,086	356,732,320	16,908,766	-

	Short-Term Investment	8,307,539	-	8,307,539	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	31,519	-	31,519	-

	Total Assets	382,174,565	356,732,320	25,247,824	194,421

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(118,529)	-	(118,529)	-

	Total Liabilities	(118,529)	-	(118,529)	-

	Total	$382,056,036	$356,732,320	$25,129,295	$194,421

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

REAL ESTATE PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 98.8%

Consumer, Cyclical - 0.9%

Hilton Worldwide Holdings Inc	59,297	$4,735,458

Financial - 97.9%

Alexandria Real Estate Equities Inc REIT	32,499	4,244,044
American Campus Communities Inc REIT	12,290	504,259
American Homes 4 Rent ‘A’ REIT	261,300	5,706,792
AvalonBay Communities Inc REIT	78,800	14,058,708
Blackstone Mortgage Trust Inc ‘A’ REIT	86,330	2,778,099
Boston Properties Inc REIT	282,707	36,760,391
Brandywine Realty Trust REIT	136,276	2,478,860
Brixmor Property Group Inc REIT	202,835	3,784,901
Camden Property Trust REIT	129,996	11,967,432
CBL & Associates Properties Inc REIT	22,474	127,203
Chesapeake Lodging Trust REIT	134,288	3,637,862
Cousins Properties Inc REIT	340,892	3,153,251
CubeSmart REIT	283,705	8,204,749
DCT Industrial Trust Inc REIT	153,344	9,013,560
DDR Corp REIT	88,780	795,469
Digital Realty Trust Inc REIT	67,640	7,704,196
Douglas Emmett Inc REIT	57,720	2,369,983
Duke Realty Corp REIT	155,354	4,227,182
Education Realty Trust Inc REIT	78,650	2,746,458
Equity LifeStyle Properties Inc REIT	8,227	732,368
Equity Residential REIT	319,057	20,346,265
Essex Property Trust Inc REIT	31,534	7,611,362
Federal Realty Investment Trust REIT	11,818	1,569,549
Gaming & Leisure Properties Inc REIT	134,809	4,987,933
GGP Inc REIT	872,149	20,399,565
HCP Inc REIT	316,767	8,261,283
Healthcare Realty Trust Inc REIT	341,188	10,958,959
Healthcare Trust of America Inc ‘A’ REIT	170,732	5,128,789
Host Hotels & Resorts Inc REIT	314,553	6,243,877
Hudson Pacific Properties Inc REIT	97,142	3,327,114
Invitation Homes Inc REIT	145,923	3,439,405
JBG SMITH Properties REIT	189,171	6,569,909
Kilroy Realty Corp REIT	118,568	8,851,101
LaSalle Hotel Properties REIT	516,197	14,489,650
Liberty Property Trust REIT	51,696	2,223,445
Life Storage Inc REIT	84,026	7,484,196
Mack-Cali Realty Corp REIT	369,979	7,976,747
National Retail Properties Inc REIT	110,802	4,778,890
Paramount Group Inc REIT	419,650	6,651,453
Pennsylvania REIT	138,719	1,649,369
Prologis Inc REIT	238,008	15,353,896
Public Storage REIT	100,326	20,968,134
QTS Realty Trust Inc ‘A’ REIT	126,765	6,865,592
Regency Centers Corp REIT	204,108	14,120,191
Rexford Industrial Realty Inc REIT	143,741	4,191,488
RLJ Lodging Trust REIT	191,100	4,198,467
Simon Property Group Inc REIT	392,090	67,337,537
SL Green Realty Corp REIT	254,417	25,678,308
Starwood Property Trust Inc REIT	104,700	2,235,345

	Shares	Value

Tanger Factory Outlet Centers Inc REIT	114,548	$3,036,667
Taubman Centers Inc REIT	109,279	7,150,125
The Macerich Co REIT	167,806	11,021,498
Tier REIT Inc	42,415	864,842
UDR Inc REIT	111,722	4,303,531
Ventas Inc REIT	135,514	8,132,195
VEREIT Inc REIT	680,690	5,302,575
Vornado Realty Trust REIT	492,034	38,467,218
Welltower Inc REIT	107,244	6,838,950

		524,011,187

Total Common Stocks (Cost $497,548,043)		528,746,645

	Principal Amount

SHORT-TERM INVESTMENT - 0.8%

Repurchase Agreement - 0.8%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $4,019,368; collateralized by U.S. Treasury Notes: 2.000% due 04/30/24 and value $4,101,829)	$4,019,279	4,019,279

Total Short-Term Investment (Cost $4,019,279)		4,019,279

TOTAL INVESTMENTS - 99.6% (Cost $501,567,322)		532,765,924

OTHER ASSETS & LIABILITIES, NET - 0.4%		2,382,986

NET ASSETS - 100.0%		$535,148,910

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by property sector as a percentage of net assets was as follows:

REITS-Office Property	20.8%
REITS-Regional Malls	20.7%
REITS-Apartments	13.2%
REITS-Diversified	10.9%
REITS-Health Care	7.3%
REITS-Warehouse/Industrial	7.0%
REITS-Storage	6.9%
REITS-Hotels	5.3%
REITS-Shopping Centers	3.8%
Others (each less than 3.0%)	2.9%

98.8%
Short-Term Investment	0.8%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$528,746,645	$528,746,645	$-	$-
	Short-Term Investment	4,019,279	-	4,019,279	-

	Total	$532,765,924	$528,746,645	$4,019,279	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 97.6%

Communications - 34.9%

Alibaba Group Holding Ltd ADR * (China)	17,813	$3,071,496
Alphabet Inc ‘A’ *	13,399	14,114,507
Altice USA Inc ‘A’ *	39,061	829,265
Amazon.com Inc *	6,318	7,388,711
Comcast Corp ‘A’	40,344	1,615,777
Facebook Inc ‘A’ *	70,187	12,385,198
GoDaddy Inc ‘A’ *	22,137	1,113,048
GrubHub Inc *	9,413	675,853
LogMeIn Inc	595	68,128
Netflix Inc *	15,347	2,946,010
Rapid7 Inc *	30,678	572,452
RingCentral Inc ‘A’ *	14,335	693,814
Switch Inc ‘A’	30,899	562,053
The Priceline Group Inc *	454	788,934

		46,825,246

Consumer, Non-Cyclical - 5.8%

FleetCor Technologies Inc *	4,218	811,670
Global Payments Inc	21,278	2,132,907
Grand Canyon Education Inc *	8,830	790,550
IHS Markit Ltd *	17,921	809,133
PayPal Holdings Inc *	20,500	1,509,210
Total System Services Inc	12,019	950,583
TransUnion *	3,609	198,350
Verisk Analytics Inc *	6,083	583,968

		7,786,371

Financial - 8.7%

American Tower Corp REIT	7,413	1,057,613
Intercontinental Exchange Inc	10,516	742,009
Mastercard Inc ‘A’	23,610	3,573,609
Nasdaq Inc	18,367	1,411,137
Visa Inc ‘A’	42,920	4,893,738

		11,678,106

Industrial - 3.7%

Amphenol Corp ‘A’	19,545	1,716,051
FLIR Systems Inc	7,042	328,298
Harris Corp	8,147	1,154,023
Littelfuse Inc	3,744	740,638
Northrop Grumman Corp	3,520	1,080,323

		5,019,333

Technology - 44.5%

Activision Blizzard Inc	19,924	1,261,588
Adobe Systems Inc *	28,635	5,017,997
Apple Inc	20,840	3,526,753
Applied Materials Inc	30,752	1,572,042
Autodesk Inc *	10,448	1,095,264
Broadcom Ltd	18,599	4,778,083
Cadence Design Systems Inc *	20,025	837,445
Cognizant Technology Solutions Corp ‘A’	38,076	2,704,158
Constellation Software Inc (Canada)	2,040	1,236,691
DXC Technology Co	58,345	5,536,940
Electronic Arts Inc *	16,817	1,766,794
EPAM Systems Inc *	9,834	1,056,467
Fidelity National Information Services Inc	24,798	2,333,244
First Data Corp ‘A’ *	45,873	766,538
Fiserv Inc *	11,980	1,570,937
Leidos Holdings Inc	17,150	1,107,375
Microchip Technology Inc	25,154	2,210,534
Microsoft Corp	66,813	5,715,184
New Relic Inc *	11,907	687,867
NXP Semiconductors NV * (Netherlands)	4,644	543,766
Presidio Inc *	112,420	2,155,091
PTC Inc *	15,088	916,898

	Shares	Value

QUALCOMM Inc	13,433	$859,981
Red Hat Inc *	5,402	648,780
salesforce.com Inc *	52,398	5,356,648
ServiceNow Inc *	8,789	1,145,998
Silicon Laboratories Inc *	7,927	699,954
SS&C Technologies Holdings Inc	26,720	1,081,626
Take-Two Interactive Software Inc *	1,285	141,067
Verint Systems Inc *	19,055	797,452
Western Digital Corp	9,019	717,281

		59,846,443

Total Common Stocks (Cost $98,570,688)		131,155,499

	Principal Amount

SHORT-TERM INVESTMENT - 2.5%

U.S. Government Agency Issue - 2.5%

Federal Home Loan Bank 0.760% due 01/02/18	$3,373,000	3,373,000

Total Short-Term Investment (Cost $3,372,930)		3,373,000

TOTAL INVESTMENTS - 100.1% (Cost $101,943,618)		134,528,499

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(125,577)

NET ASSETS - 100.0%		$134,402,922

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by technology sector as a percentage of net assets was as follows:

Internet Content-Entertainment	11.4%
Applications Software	11.4%
Web Portals/ISP	10.5%
Computer Services	9.3%
E-Commerce/Products	7.8%
Finance-Credit Card	6.3%
Electronic Components-Semiconductor	5.7%
Commercial Services-Finance	4.8%
Electronic Forms	3.7%
Data Processing/Management	3.5%
Others (each less than 3.0%)	23.2%

	97.6%
Short-Term Investment	2.5%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$131,155,499	$131,155,499	$-	$-
	Short-Term Investment	3,373,000	-	3,373,000	-

	Total	$134,528,499	$131,155,499	$3,373,000	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 32.2%

Germany - 7.5%

Kreditanstalt fuer Wiederaufbau 0.875% due 04/19/18	$36,500,000	$36,428,350
4.500% due 07/16/18	35,000,000	35,499,975

		71,928,325

Multi-National - 24.7%

Asian Development Bank 0.875% due 04/26/18	35,000,000	34,909,938
1.511% (LIBOR + 0.020%) due 06/18/18 §	24,000,000	23,993,938
European Investment Bank 1.000% due 03/15/18	25,000,000	24,969,749
1.000% due 06/15/18	30,000,000	29,900,727
Inter-American Development Bank 0.875% due 03/15/18	22,706,000	22,680,728
1.250% due 01/16/18	39,770,000	39,769,443
International Bank for Reconstruction & Development 1.000% due 10/05/18	20,000,000	19,876,780
1.375% due 04/10/18	30,000,000	29,972,520
International Finance Corp 1.410% (LIBOR + 0.060%) due 01/09/19 §	11,500,000	11,507,177

		237,581,000

Total Corporate Bonds & Notes (Cost $309,877,521)		309,509,325

U.S. TREASURY OBLIGATIONS - 6.5%

U.S. Treasury Notes - 6.5%

1.000% due 09/15/18 ‡	62,100,000	61,802,835

Total U.S. Treasury Obligations (Cost $61,938,814)		61,802,835

FOREIGN GOVERNMENT BONDS & NOTES - 25.2%

Canada - 6.1%

Canadian Government 1.250% due 02/01/18	CAD 74,000,000	58,880,923

France - 5.0%

French Republic Government OAT 1.000% due 05/25/18 ~	EUR 39,400,000	47,581,580

Germany - 6.1%

Bundesrepublik Deutschland Bundesanleihe 4.000% due 01/04/18 ~	48,500,000	58,208,694

United Kingdom - 8.0%

Bank of England Euro 1.250% due 03/16/18 ~	$14,131,000	14,117,745
United Kingdom Gilt 1.250% due 07/22/18 ~	GBP 46,300,000	62,837,045

		76,954,790

Total Foreign Government Bonds & Notes (Cost $230,941,007)		241,625,987

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 38.6%

Repurchase Agreement - 29.8%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $286,789,361; collateralized by U.S. Treasury Notes: 1.375% - 2.250% due 06/30/23 - 01/31/24 and value $292,524,752)	$286,782,988	$286,782,988

U.S. Treasury Bills - 8.8%

1.069% due 02/08/18	40,000,000	39,948,765
1.141% due 03/01/18 ‡	45,000,000	44,908,107

		84,856,872

Total Short-Term Investments (Cost $371,656,055)		371,639,860

TOTAL INVESTMENTS - 102.5% (Cost $974,413,397)		984,578,007

DERIVATIVES - (3.1%) (See Notes (c) through (d) in Notes to Schedule of Investments)		(29,674,385)

OTHER ASSETS & LIABILITIES, NET - 0.6%		6,108,189

NET ASSETS - 100.0%		$961,011,811

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	38.6%
Corporate Bonds & Notes	32.2%
Foreign Government Bonds & Notes	25.2%
U.S. Treasury Obligations	6.5%

	102.5%
Derivatives	(3.1%	)
Other Assets & Liabilities, Net	0.6%

	100.0%

(b)	As of December 31, 2017, investments with a total aggregate values of $34,491,337 were fully or partially segregated with the broker(s)/custodian as collateral for open forward foreign currency contracts and option contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(c)	Forward foreign currency contracts outstanding as of December 31, 2017 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
AUD	6,195,000	USD	4,814,209	01/18	JPM	$19,437
AUD	155,424,875	USD	116,889,609	03/18	ANZ	4,366,763
CAD	10,165,000	USD	8,105,143	01/18	SSB	(16,080)
CAD	13,950,000	USD	10,977,251	01/18	SSB	123,825
CLP	3,476,900,000	USD	5,666,395	01/18	MSC	(16,574)
COP	450,953,371,594	USD	149,918,009	01/18	GSC	973,634
EUR	46,897,135	USD	55,568,885	03/18	GSC	914,272
GBP	3,730,000	USD	5,010,323	01/18	JPM	28,141
GBP	80,133,593	USD	107,898,498	03/18	BRC	519,870
GBP	74,121,800	USD	100,449,048	03/18	JPM	(164,457)
GBP	69,436,852	USD	93,335,627	03/18	SGN	610,368
INR	4,862,970,000	USD	75,383,196	01/18	JPM	746,197
JPY	25,234,200,000	USD	224,431,677	01/18	GSC	(331,608)
JPY	3,689,954,000	USD	32,911,197	03/18	BRC	(60,270)
JPY	19,124,020,721	USD	170,343,412	03/18	JPM	(86,061)
KRW	11,517,000,000	USD	10,685,634	01/18	JPM	108,102
KRW	9,210,000,000	USD	8,551,532	01/18	SSB	80,083
MXN	5,730,150,000	USD	298,523,053	01/18	MSC	(7,898,097)
MYR	310,739,000	USD	76,157,786	03/18	BRC	246,533
NOK	923,047,406	USD	110,582,964	03/18	GSC	2,040,958
NZD	8,780,000	USD	6,221,903	01/18	SSB	(608)
NZD	17,250,000	USD	12,081,805	01/18	SSB	141,126
NZD	109,365,664	USD	75,455,541	03/18	ANZ	1,988,268
SEK	627,790,000	USD	75,094,498	01/18	SSB	1,503,852
SEK	526,192,092	USD	62,931,474	03/18	BRC	1,463,499
SEK	52,681,900	USD	6,458,094	03/18	JPM	(10,924)
SEK	412,658,099	USD	50,278,479	03/18	JPM	222,295
SGD	7,495,000	USD	5,608,980	01/18	JPM	(3,662)
TRY	290,565,000	USD	74,243,044	01/18	MSC	2,045,164
USD	75,209,018	AUD	98,220,000	01/18	SSB	(1,427,091)
USD	12,046,796	AUD	15,407,100	03/18	ANZ	26,783
USD	283,936,916	CAD	364,575,000	01/18	SSB	(6,183,127)
USD	49,664,644	CAD	63,585,396	03/18	GSC	(965,573)
USD	74,837,013	CHF	73,695,000	01/18	JPM	(863,755)
USD	139,609,552	CHF	137,477,890	03/18	BRC	(2,115,945)
USD	55,959,269	CHF	54,989,327	03/18	GSC	(729,045)
USD	251,671,006	CHF	245,172,013	03/18	JPM	(1,076,004)
USD	72,829,604	CLP	46,545,400,000	01/18	MSC	(2,804,780)
USD	7,939,608	COP	23,596,514,124	01/18	JPM	44,076
USD	110,721,646	EUR	93,310,000	01/18	BRC	(1,334,000)
USD	90,608,939	EUR	75,318,400	03/18	ANZ	(104,938)
USD	55,674,661	EUR	46,890,835	03/18	BRC	(800,908)
USD	101,898,533	EUR	85,996,854	03/18	GSC	(1,676,531)
USD	139,399,469	GBP	103,485,000	01/18	JPM	(387,494)
USD	107,833,347	GBP	80,222,401	03/18	SGN	(705,176)
USD	7,197,332	JPY	813,500,000	01/18	GSC	(27,205)
USD	6,757,406	JPY	760,100,000	01/18	GSC	7,104
USD	227,084,997	KRW	247,425,000,000	01/18	SSB	(4,801,804)
USD	4,999,119	MXN	99,280,000	01/18	MSC	(36,220)
USD	5,940,858	MYR	24,108,000	03/18	GSC	13,197
USD	163,879,135	NOK	1,354,470,884	03/18	BRC	(1,384,124)
USD	56,869,056	NOK	465,401,000	03/18	BRC	84,014
USD	227,160,474	NZD	324,870,000	01/18	SSB	(3,034,523)
USD	22,120,311	NZD	32,383,666	03/18	ANZ	(811,150)
USD	14,919,864	NZD	20,992,900	03/18	ANZ	54,411
USD	6,202,135	SEK	50,850,000	01/18	SSB	(2,211)
USD	76,332,136	SEK	640,538,601	03/18	GSC	(2,056,473)
USD	80,660,791	SEK	677,228,000	03/18	JPM	(2,217,838)
USD	75,028,777	SGD	101,030,000	01/18	JPM	(528,964)
USD	75,061,030	TRY	290,565,000	01/18	MSC	(1,227,178)
USD	79,136,925	ZAR	1,070,960,000	01/18	BRC	(7,224,180)
ZAR	66,220,000	USD	4,969,800	01/18	BRC	370,112
ZAR	1,004,740,000	USD	78,286,386	01/18	JPM	2,734,806

Total Forward Foreign Currency Contracts						($31,637,688)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(d)	Purchased options outstanding as of December 31, 2017 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - EUR versus NZD	NZD 1.78	01/02/18	SCB	EUR 101,802,000	$1,342,312	$122
Call - EUR versus JPY	JPY 140.80	01/02/18	BRC	118,519,000	1,359,548	142
Call - CAD versus USD	CAD 1.33	03/20/18	RBC	$709,741,833	2,990,639	716,839

					5,692,499	717,103

Put - AUD versus CHF	CHF 0.65	01/02/18	GSC	AUD 418,020,000	6,900,135	326
Put - GBP versus NOK	NOK 9.88	01/02/18	SEB	GBP 105,875,000	2,583,953	143
Put - GBP versus SEK	SEK 10.32	01/02/18	SEB	69,127,000	1,748,113	94
Put - JPY versus USD	JPY 104.50	04/09/18	JPM	$715,061,500	5,897,112	1,245,637

					17,129,313	1,246,200

Total Purchased Options					$22,821,812	$1,963,303

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$309,509,325	$-	$309,509,325	$-
	U.S. Treasury Obligations	61,802,835	-	61,802,835	-
	Foreign Government Bonds & Notes	241,625,987	-	241,625,987	-
	Short-Term Investments	371,639,860	-	371,639,860	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	21,476,890	-	21,476,890	-
	Purchased Options	1,963,303	-	1,963,303	-

	Total Foreign Currency Contracts	23,440,193	-	23,440,193	-

	Total Assets	1,008,018,200	-	1,008,018,200	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(53,114,578)	-	(53,114,578)	-

	Total Liabilities	(53,114,578)	-	(53,114,578)	-

	Total	$954,903,622	$-	$954,903,622	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

DIVERSIFIED ALTERNATIVES PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.3%

Floating Rate Income Portfolio ‘P’ *	35,176	$413,550
Inflation Managed Portfolio ‘P’ *	19,308	230,683
Emerging Markets Debt Portfolio ‘P’ *	37,262	463,842
Emerging Markets Portfolio ‘P’ *	17,333	333,300
International Small-Cap Portfolio ‘P’ *	14,969	237,015
Real Estate Portfolio ‘P’ *	5,521	139,225
Currency Strategies Portfolio ‘P’ *	101,507	1,116,848
Equity Long/Short Portfolio ‘P’ *	33,136	502,430
Global Absolute Return Portfolio ‘P’ *	94,916	1,146,596

Total Affiliated Mutual Funds (Cost $4,250,004)		4,583,489

TOTAL INVESTMENTS - 100.3% (Cost $4,250,004)		4,583,489

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(14,807)

NET ASSETS - 100.0%		$4,568,682

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	51.0%
Affiliated Fixed Income Funds	49.3%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	The Fund’s investments are affiliated mutual funds (See Note 7D in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$4,583,489	$4,583,489	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
SHORT-TERM INVESTMENTS - 84.8%

Money Market Funds - 21.9%

BlackRock Liquidity Funds T-Fund Portfolio	116,304,514	$116,304,514
Dreyfus Treasury Cash Management	116,304,515	116,304,515

		232,609,029

	Principal Amount

Repurchase Agreement - 14.6%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $155,076,132; collateralized by U.S. Treasury Notes: 1.375% due 06/30/23 and value $158,177,102)	$155,072,686	155,072,686

U.S. Treasury Bills - 48.3%

1.260% due 04/19/18 ‡	42,046,000	41,872,291
1.265% due 04/19/18 ‡	214,144,000	213,259,288
1.265% due 04/26/18 ‡	490,000	487,886
1.270% due 04/26/18 ‡	258,348,000	257,233,337

		512,852,802

Total Short-Term Investments (Cost $900,727,906)		900,534,517

TOTAL INVESTMENTS - 84.8% (Cost $900,727,906)		900,534,517

DERIVATIVES - 7.1%
(See Notes (c) through (e) in Notes to Schedule of Investments)		75,294,061

OTHER ASSETS & LIABILITIES, NET - 8.1%		85,888,526

NET ASSETS - 100.0%		$1,061,717,104

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	84.8%
Derivatives	7.1%
Other Assets & Liabilities, Net	8.1%

100.0%

(b)	As of December 31, 2017, investments with a total aggregate value of $126,624,518 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts and swap agreements.

(c)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
AEX Index	01/18	69	$9,115,647	$9,015,788	($99,859)
CAC 40 Index	01/18	295	19,070,929	18,796,809	(274,120)
DAX Index	03/18	40	15,742,201	15,490,054	(252,147)
Euro STOXX 50 Index	03/18	70	3,004,015	2,933,751	(70,264)
FTSE 100 Index	03/18	371	37,161,432	38,259,197	1,097,765
FTSE MIB Index	03/18	15	2,038,735	1,957,884	(80,851)
Hang Seng Index	01/18	22	4,164,987	4,216,489	51,502
IBEX 35 Index	01/18	46	5,647,993	5,530,787	(117,206)
OMX Index	01/18	371	7,321,574	7,119,830	(201,744)
S&P 500 E-Mini Index	03/18	2,165	287,623,793	289,677,000	2,053,207
S&P/TSE 60 Index	03/18	129	19,620,699	19,650,692	29,993
SGX MSCI Index	01/18	82	2,369,738	2,379,468	9,730
SPI 200 Index	03/18	130	15,275,986	15,265,597	(10,389)
TOPIX Index	03/18	186	29,542,102	29,994,409	452,307

Total Futures Contracts					$2,587,924

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(d)	Forward foreign currency contracts outstanding as of December 31, 2017 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
AUD	17,887,000	USD	13,537,878	03/18	CIT	$416,337
CAD	24,477,000	USD	19,176,604	03/18	CIT	316,044
CHF	15,990,000	USD	16,334,579	03/18	CIT	165,312
DKK	23,636,000	USD	3,811,556	03/18	CIT	16,501
EUR	57,013,000	USD	68,041,741	03/18	CIT	682,544
GBP	3,573,600	USD	4,840,938	03/18	CIT	(3,717)
GBP	23,228,400	USD	31,143,981	03/18	CIT	297,958
HKD	33,641,250	USD	4,315,800	03/18	CIT	(3,348)
HKD	21,132,750	USD	2,707,655	03/18	CIT	1,340
ILS	3,030,000	USD	867,943	03/18	CIT	5,584
JPY	5,499,966,000	USD	49,238,173	03/18	CIT	(233,936)
NOK	2,828,250	USD	346,034	03/18	CIT	(832)
NOK	8,484,750	USD	1,027,988	03/18	CIT	7,620
NZD	466,000	USD	319,481	03/18	CIT	10,457
SEK	48,439,000	USD	5,824,233	03/18	CIT	108,459
SGD	3,570,000	USD	2,647,168	03/18	CIT	25,251
USD	229,147	AUD	300,000	03/18	CIT	(4,893)
USD	497,580	CAD	628,000	03/18	CIT	(2,538)
USD	311,079	CHF	304,000	03/18	CIT	(2,615)
USD	228,479	DKK	1,423,000	03/18	CIT	(1,989)
USD	2,231,774	EUR	1,868,000	03/18	CIT	(19,940)
USD	2,011,193	GBP	1,495,000	03/18	CIT	(12,437)
USD	1,239,820	JPY	138,691,000	03/18	CIT	4,095
USD	351,426	SEK	2,936,000	03/18	CIT	(8,168)

Total Forward Foreign Currency Contracts						$1,763,089

(e)	Swap agreements outstanding as of December 31, 2017 were as follows:

Total Return Basket Swaps

Counterparty	Payment Frequency	Currency	Expiration Date(s) (1)	Notional Amount (2)	Unrealized Appreciation (Depreciation) (3)	Net Dividends and Financing Fees (4)	Net Value of Reference Entities
GSC	M	USD	12/21/20 - 12/22/20	$52,777,240	$32,766,994	($5,285)	$85,549,519
JPM	M	AUD	08/13/18 - 01/11/19	665,928	(654,494)	(103,268)	114,702
JPM	M	GBP	08/13/18 - 01/11/19	(6,417,579)	6,743,023	481,807	(156,363)
JPM	M	HKD	08/13/18 - 01/11/19	431,967	126	58,372	373,721
JPM	M	SGD	08/13/18 - 09/24/18	(557,211)	552,968	(1,327)	(2,916)
MSC	M	CAD	05/02/19	(7,134,091)	7,273,732	(56,276)	195,917
MSC	M	CHF	05/02/19	3,449,106	457,453	(6,807)	3,913,366
MSC	M	EUR	05/02/19	24,836,199	19,328,460	207,651	43,957,008
MSC	M	JPY	05/07/18	(7,579,087)	8,620,933	(112,245)	1,154,091
MSC	M	DKK	05/01/19	3,704,962	(3,123,131)	(3,504)	585,335
MSC	M	NOK	05/02/19	(331,446)	(23,302)	(922)	(353,826)
MSC	M	SEK	05/02/19	850,864	(1,064,224)	(3,932)	(209,428)

				$64,696,852	$70,878,538	$454,264	$135,121,126

(1)	The expiration date(s) of the underlying investments in each basket swap are equal to or fall within the range disclosed.
(2)	Notional amount is representative of the cost basis of the long and short positions.
(3)	Unrealized Appreciation (Depreciation) includes Net Dividends and Financing Fees.
(4)	Net Dividends and Financing Fees, Including Cash includes the gains (losses) realized within the swap when the swap resets.

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month USD-LIBOR (1.569% as of 12/31/2017) and the 1-Day USD Federal Funds (1.420% as of 12/31/2017) plus or minus a specified spread (rates range from (4.000%) to 0.250%) as negotiated by the parties, which is denominated in USD based on the local currencies of the positions within the swap.

	GSC	12/21/20- 12/22/20

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2017:

Referenced Entity	Shares	Value
Long Positions:

Bermuda

Marvell Technology Group Ltd	118,334	$2,540,631

United Kingdom

Avon Products Inc	150,383	323,324
Liberty Global PLC ‘C’	24,716	836,389

		1,159,713

United States

AbbVie Inc	33,502	3,239,978
ABIOMED Inc	2,806	525,872
Accenture PLC ‘A’	3,240	496,012
Adient PLC	9,992	786,370
Adobe Systems Inc	11,224	1,966,894
Aflac Inc	92,518	8,121,230
AGCO Corp	13,833	988,091
Agilent Technologies Inc	42,898	2,872,879
Akamai Technologies Inc	39,668	2,580,007
Alcoa Corp	44,814	2,414,130
Alexion Pharmaceuticals Inc	27,283	3,262,774
Align Technology Inc	3,058	679,457
Alphabet Inc ‘A’	12,156	12,805,130
Amazon.com Inc	9,115	10,659,719
Amdocs Ltd	9,939	650,806
AMERCO	1,118	422,503
Ameren Corp	2,352	138,744
American Electric Power Co Inc	1,995	146,772
American Financial Group Inc	1,614	175,184
Ameriprise Financial Inc	61,154	10,363,768
Amgen Inc	54,504	9,478,246
Anthem Inc	18,811	4,232,663
Apple Inc	51,178	8,660,853
Applied Materials Inc	136,189	6,961,982
Aptiv PLC	8,138	690,347
Archer-Daniels-Midland Co	54,245	2,174,140
Arrow Electronics Inc	81,407	6,545,937
Assured Guaranty Ltd	266,181	9,015,550
Avery Dennison Corp	4,354	500,100
Avnet Inc	95,549	3,785,651
Baker Hughes a GE Co	22,698	718,165
Bank of America Corp	148,186	4,374,451
Baxter International Inc	118,232	7,642,516
Bed Bath & Beyond Inc	103,667	2,279,637
Best Buy Co Inc	99,036	6,780,995
BGC Partners Inc ‘A’	15,187	229,476
Big Lots Inc	16,553	929,451
Biogen Inc	26,630	8,483,519
BlackRock Inc	16,627	8,541,456
Booz Allen Hamilton Holding Corp	5,606	213,757
BorgWarner Inc	10,836	553,611
Bristol-Myers Squibb Co	6,020	368,906
Broadcom Ltd	3,124	802,556
Broadridge Financial Solutions Inc	2,464	223,189
Bruker Corp	131,837	4,524,646
Brunswick Corp	78,038	4,309,258
Burlington Stores Inc	52,097	6,409,494
BWX Technologies Inc	26,526	1,604,558
Cabot Corp	71,767	4,420,130
Cabot Oil & Gas Corp	13,514	386,500
Cadence Design Systems Inc	64,375	2,692,162
Carnival Corp	4,071	270,192
Caterpillar Inc	8,354	1,316,423
CDW Corp	30,347	2,108,813
Celanese Corp ‘A’	35,722	3,825,112
Celgene Corp	86,399	9,016,600
Centene Corp	21,288	2,147,533
Cerner Corp	11,081	746,749

Referenced Entity	Shares	Value
Charles River Laboratories International Inc	71,785	$7,856,868
Cigna Corp	21,356	4,337,190
Cirrus Logic Inc	14,278	740,457
Cisco Systems Inc	149,744	5,735,195
Citigroup Inc	8,533	634,941
CNO Financial Group Inc	15,560	384,176
Cognizant Technology Solutions Corp ‘A’	26,483	1,880,823
Colfax Corp	39,512	1,565,465
Colgate-Palmolive Co	11,649	878,917
Comcast Corp ‘A’	94,472	3,783,604
Commerce Bancshares Inc	10,953	611,616
Conagra Brands Inc	22,299	840,003
Constellation Brands Inc ‘A’	19,913	4,551,514
Convergys Corp	87,824	2,063,864
Cooper Tire & Rubber Co	4,500	159,075
CoreLogic Inc	4,394	203,047
Crane Co	39,183	3,495,907
CSX Corp	7,490	412,025
Cummins Inc	18,173	3,210,079
Curtiss-Wright Corp	32,857	4,003,625
CVS Health Corp	37,799	2,740,427
Dana Inc	175,188	5,607,768
Danaher Corp	26,205	2,432,348
Delphi Technologies PLC	7,154	375,370
Delta Air Lines Inc	17,457	977,592
Devon Energy Corp	188,306	7,795,868
Dolby Laboratories Inc ‘A’	30,847	1,912,514
Dollar Tree Inc	7,011	752,350
DR Horton Inc	50,547	2,581,435
DST Systems Inc	28,316	1,757,574
DTE Energy Co	1,727	189,037
DXC Technology Co	2,241	212,671
Eastman Chemical Co	9,919	918,896
Eaton Corp PLC	9,936	785,043
eBay Inc	461,862	17,430,672
Edison International	56,344	3,563,195
Electronic Arts Inc	35,327	3,711,455
Eli Lilly & Co	20,488	1,730,416
EMCOR Group Inc	2,944	240,672
Emerson Electric Co	18,032	1,256,650
EnerSys	12,270	854,360
Esterline Technologies Corp	53,659	4,008,327
Exelixis Inc	273,311	8,308,654
Exelon Corp	188,101	7,413,060
Express Scripts Holding Co	16,531	1,233,874
Facebook Inc ‘A’	45,471	8,023,813
First Solar Inc	81,113	5,476,750
Flex Ltd	184,654	3,321,925
FLIR Systems Inc	48,292	2,251,373
FNF Group	10,819	424,538
Foot Locker Inc	106,161	4,976,828
Ford Motor Co	25,974	324,415
Franklin Resources Inc	189,851	8,226,244
Freeport-McMoRan Inc	57,912	1,098,012
FTI Consulting Inc	18,942	813,748
GameStop Corp ‘A’	17,409	312,492
General Motors Co	264,281	10,832,878
Genpact Ltd	73,626	2,336,889
Gilead Sciences Inc	217,118	15,554,334
Graham Holdings Co ‘B’	776	433,280
Halliburton Co	112,357	5,490,887
HD Supply Holdings Inc	19,436	778,023
Herman Miller Inc	58,998	2,362,870
Hewlett Packard Enterprise Co	411,910	5,915,028
Hilton Worldwide Holdings Inc	31,580	2,521,979
Honeywell International Inc	61,378	9,412,930
Hubbell Inc	12,080	1,634,907
Humana Inc	31,722	7,869,277
Huntington Ingalls Industries Inc	38,390	9,048,523
Huntsman Corp	28,008	932,386
IAC/InterActiveCorp	35,222	4,306,946
INC Research Holdings Inc ‘A’	16,629	725,024

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Referenced Entity	Shares	Value
Ingersoll-Rand PLC	11,535	$1,028,807
Ingredion Inc	22,725	3,176,955
Intel Corp	131,238	6,057,946
International Business Machines Corp	48,352	7,418,164
Intuit Inc	2,635	415,750
Intuitive Surgical Inc	1,160	423,330
Invesco Ltd	59,685	2,180,890
IQVIA Holdings Inc	2,674	261,785
ITT Inc	76,817	4,099,723
Jacobs Engineering Group Inc	2,083	137,395
John Wiley & Sons Inc ‘A’	20,427	1,343,075
Johnson & Johnson	55,553	7,761,865
JPMorgan Chase & Co	128,766	13,770,236
Juniper Networks Inc	138,090	3,935,565
KBR Inc	7,432	147,377
Keysight Technologies Inc	3,605	149,968
KLA-Tencor Corp	4,250	446,548
Kohl’s Corp	69,260	3,755,970
L3 Technologies Inc	6,443	1,274,748
Laboratory Corp of America Holdings	37,480	5,978,435
Lam Research Corp	21,131	3,889,583
Las Vegas Sands Corp	29,924	2,079,419
Lear Corp	73,414	12,969,317
Liberty Interactive Corp QVC Group ‘A’	35,510	867,154
Lincoln National Corp	52,816	4,059,966
Lowe’s Cos Inc	18,821	1,749,224
Lululemon Athletica Inc	9,071	712,890
LyondellBasell Industries NV ‘A’	153,428	16,926,177
McKesson Corp	93,154	14,527,366
Merck & Co Inc	235,481	13,250,516
Michael Kors Holdings Ltd	27,447	1,727,789
Micron Technology Inc	169,291	6,961,246
Microsoft Corp	153,240	13,108,150
Molson Coors Brewing Co ‘B’	83,936	6,888,628
MSA Safety Inc	19,302	1,496,291
MSCI Inc	5,698	721,025
Mylan NV	75,097	3,177,354
Nasdaq Inc	10,215	784,818
National Retail Properties Inc REIT	31,296	1,349,796
Netflix Inc	6,686	1,283,445
Norfolk Southern Corp	11,542	1,672,436
Northrop Grumman Corp	4,655	1,428,666
Nu Skin Enterprises Inc ‘A’	53,845	3,673,844
NVIDIA Corp	30,636	5,928,066
NVR Inc	1,026	3,599,434
O’Reilly Automotive Inc	6,566	1,579,386
Oceaneering International Inc	66,334	1,402,301
Office Depot Inc	274,493	971,705
Old Republic International Corp	6,813	145,662
ON Semiconductor Corp	118,561	2,482,667
Oracle Corp	423,992	20,046,342
Oshkosh Corp	51,636	4,693,196
Owens Corning	69,188	6,361,145
Park Hotels & Resorts Inc REIT	176,589	5,076,934
Parker-Hannifin Corp	1,554	310,147
PepsiCo Inc	7,831	939,094
PerkinElmer Inc	8,881	649,379
Pfizer Inc	390,528	14,144,924
Pitney Bowes Inc	44,051	492,490
Plantronics Inc	13,063	658,114
Popular Inc	22,665	804,381
Prudential Financial Inc	72,844	8,375,603
Public Service Enterprise Group Inc	115,008	5,922,912
QEP Resources Inc	35,348	338,280
QIAGEN NV	127,933	3,956,968
Raymond James Financial Inc	19,395	1,731,974
Raytheon Co	32,920	6,184,022
Regal Beloit Corp	18,929	1,449,961
Regeneron Pharmaceuticals Inc	1,568	589,505
Reinsurance Group of America Inc	63,227	9,858,986
Reliance Steel & Aluminum Co	17,075	1,464,864

Referenced Entity	Shares	Value
Robert Half International Inc	3,943	$218,994
Ross Stores Inc	14,365	1,152,791
Royal Caribbean Cruises Ltd	17,231	2,055,314
Sanderson Farms Inc	6,905	958,276
Science Applications International Corp	2,181	166,999
Seagate Technology PLC	26,095	1,091,815
ServiceMaster Global Holdings Inc	3,504	179,650
Skechers U.S.A. Inc ‘A’	24,090	911,566
Skyworks Solutions Inc	25,713	2,441,449
Southwest Airlines Co	55,315	3,620,367
Southwestern Energy Co	316,187	1,764,323
Spirit AeroSystems Holdings Inc ‘A’	128,489	11,210,665
Superior Energy Services Inc	215,821	2,078,356
SYNNEX Corp	36,998	5,029,878
T Rowe Price Group Inc	1,384	145,223
Take-Two Interactive Software Inc	24,378	2,676,217
Target Corp	39,846	2,599,951
TE Connectivity Ltd	47,719	4,535,214
Tech Data Corp	1,715	168,019
TEGNA Inc	107,533	1,514,065
Terex Corp	20,324	980,023
Texas Instruments Inc	86,641	9,048,786
Textron Inc	37,309	2,111,316
The Allstate Corp	53,870	5,640,728
The Boeing Co	54,623	16,108,869
The Boston Beer Co Inc ‘A’	3,281	626,999
The Chemours Co	138,903	6,953,484
The New York Times Co ‘A’	40,296	745,476
The PNC Financial Services Group Inc	17,738	2,559,416
The Procter & Gamble Co	35,531	3,264,588
The Timken Co	68,481	3,365,841
The TJX Cos Inc	32,851	2,511,787
The Walt Disney Co	66,386	7,137,159
Thor Industries Inc	16,217	2,444,226
Torchmark Corp	4,604	417,629
Total System Services Inc	29,477	2,331,336
TripAdvisor Inc	4,083	140,700
Tupperware Brands Corp	44,026	2,760,430
Tyson Foods Inc ‘A’	35,644	2,889,659
Union Pacific Corp	1,628	218,315
United Continental Holdings Inc	96,837	6,526,814
United Rentals Inc	38,072	6,544,958
United Therapeutics Corp	31,964	4,729,074
UnitedHealth Group Inc	6,275	1,383,387
Unum Group	29,881	1,640,168
Urban Outfitters Inc	4,344	152,301
USG Corp	12,520	482,771
Valero Energy Corp	2,915	267,918
Verizon Communications Inc	22,476	1,189,655
Versum Materials Inc	23,115	874,903
Vertex Pharmaceuticals Inc	47,491	7,117,001
Viacom Inc ‘B’	189,427	5,836,246
Visteon Corp	1,226	153,422
Vistra Energy Corp	238,072	4,361,479
WABCO Holdings Inc	1,469	210,802
Wal-Mart Stores Inc	42,862	4,232,622
Weingarten Realty Investors REIT	16,472	541,435
WellCare Health Plans Inc	20,550	4,132,810
WESCO International Inc	41,731	2,843,968
Western Digital Corp	143,490	11,411,760
Whirlpool Corp	16,615	2,801,954
Woodward Inc	23,036	1,763,175
World Fuel Services Corp	40,234	1,132,185
Worthington Industries Inc	11,807	520,216
WW Grainger Inc	8,118	1,917,877
Xerox Corp	129,402	3,772,068

		925,351,504

Total Long Positions		929,051,848

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Referenced Entity	Shares	Value
Short Positions:

Australia

Atlassian Corp PLC ‘A’	166,312	($7,570,522)

Bermuda

XL Group Ltd	49,456	(1,738,873)

Ghana

Kosmos Energy Ltd	569,116	(3,898,445)

United Kingdom

Liberty Global PLC ‘A’	11,701	(419,364)

United States

Aaron’s Inc	4,857	(193,551)
Acadia Healthcare Co Inc	96,537	(3,150,002)
ACI Worldwide Inc	112,514	(2,550,692)
Acuity Brands Inc	10,406	(1,831,456)
Advance Auto Parts Inc	25,233	(2,515,478)
Advanced Micro Devices Inc	863,542	(8,877,212)
AES Corp	82,215	(890,388)
Agios Pharmaceuticals Inc	75,167	(4,297,297)
Albemarle Corp	51,230	(6,551,805)
Alkermes PLC	173,749	(9,509,283)
Allegheny Technologies Inc	136,384	(3,292,310)
Allergan PLC	26,853	(4,392,614)
Alliance Data Systems Corp	6,037	(1,530,259)
Allscripts Healthcare Solutions Inc	152,472	(2,218,468)
Ally Financial Inc	23,784	(693,541)
Alnylam Pharmaceuticals Inc	39,896	(5,068,787)
American Airlines Group Inc	125,326	(6,520,712)
American Campus Communities Inc REIT	3,373	(138,394)
American Homes 4 Rent ‘A’ REIT	21,738	(474,758)
American Tower Corp REIT	3,711	(529,448)
AmerisourceBergen Corp	45,480	(4,175,974)
Antero Resources Corp	105,805	(2,010,295)
Aon PLC	6,989	(936,526)
AptarGroup Inc	1,598	(137,875)
Arista Networks Inc	15,864	(3,737,241)
Arthur J Gallagher & Co	30,593	(1,935,925)
Ashland Global Holdings Inc	6,276	(446,851)
athenahealth Inc	13,432	(1,786,993)
Avis Budget Group Inc	43,312	(1,900,531)
Axalta Coating Systems Ltd	89,885	(2,908,679)
Ball Corp	387,938	(14,683,453)
Bank of the Ozarks Inc	88,380	(4,282,011)
Belden Inc	22,398	(1,728,454)
Bemis Co Inc	2,937	(140,359)
Berry Global Group Inc	6,031	(353,839)
Bio-Techne Corp	24,196	(3,134,592)
BioMarin Pharmaceutical Inc	69,762	(6,220,678)
Black Hills Corp	81,438	(4,895,238)
Blue Buffalo Pet Products Inc	188,079	(6,167,110)
Brandywine Realty Trust REIT	27,942	(508,265)
Brinker International Inc	39,775	(1,544,861)
Brookdale Senior Living Inc	443,261	(4,299,632)
Cable One Inc	319	(224,369)
Callon Petroleum Co	198,012	(2,405,846)
CarMax Inc	44,269	(2,838,971)
Carpenter Technology Corp	4,023	(205,133)
Casey’s General Stores Inc	26,623	(2,980,179)
Cavium Inc	51,357	(4,305,257)
CBS Corp ‘B’	23,742	(1,400,778)
Centennial Resource Development Inc ‘A’	135,423	(2,681,375)
CenturyLink Inc	261,328	(4,358,951)

Referenced Entity	Shares	Value
CF Industries Holdings Inc	30,196	($1,284,538)
CH Robinson Worldwide Inc	3,426	(305,222)
Charter Communications Inc ‘A’	9,567	(3,214,129)
Chemical Financial Corp	30,053	(1,606,934)
Cheniere Energy Inc	194,799	(10,487,978)
Chevron Corp	10,921	(1,367,200)
Chipotle Mexican Grill Inc	3,066	(886,166)
Ciena Corp	146,804	(3,072,608)
Cincinnati Financial Corp	2,656	(199,120)
Cintas Corp	2,971	(462,971)
CIT Group Inc	57,678	(2,839,488)
Clean Harbors Inc	64,763	(3,510,155)
CNX Resources Corp	49,757	(727,945)
Coherent Inc	4,817	(1,359,454)
Colony NorthStar Inc ‘A’ REIT	154,495	(1,762,788)
CommScope Holding Co Inc	33,949	(1,284,291)
CommVault Systems Inc	22,703	(1,191,907)
Compass Minerals International Inc	71,679	(5,178,808)
Conduent Inc	299,013	(4,832,050)
Copart Inc	64,440	(2,783,164)
Core Laboratories NV	15,919	(1,743,926)
Corporate Office Properties Trust REIT	4,757	(138,904)
CoStar Group Inc	13,937	(4,138,592)
Coty Inc ‘A’	402,563	(8,006,978)
Cousins Properties Inc REIT	305,111	(2,822,277)
Covanta Holding Corp	158,457	(2,677,923)
Cree Inc	74,789	(2,777,663)
CSRA Inc	7,082	(211,893)
Cypress Semiconductor Corp	282,440	(4,304,386)
CyrusOne Inc REIT	3,923	(233,536)
DDR Corp REIT	126,737	(1,135,564)
DexCom Inc	79,286	(4,550,224)
Diebold Nixdorf Inc	72,241	(1,181,140)
Discovery Communications Inc ‘A’	121,174	(2,711,874)
DISH Network Corp ‘A’	54,560	(2,605,240)
Domino’s Pizza Inc	60,201	(11,375,581)
Dunkin’ Brands Group Inc	74,959	(4,832,607)
Dycom Industries Inc	51,982	(5,792,354)
East West Bancorp Inc	6,425	(390,833)
Education Realty Trust Inc REIT	7,055	(246,361)
Empire State Realty Trust Inc ‘A’ REIT	35,742	(733,783)
Ensco PLC ‘A’	437,906	(2,588,024)
Envision Healthcare Corp	438,628	(15,158,984)
EQT Corp	88,825	(5,055,919)
Equifax Inc	1,409	(166,149)
Essex Property Trust Inc REIT	585	(141,201)
Euronet Worldwide Inc	2,648	(223,147)
Fastenal Co	79,696	(4,358,574)
FireEye Inc	183,247	(2,602,107)
First Data Corp ‘A’	678,351	(11,335,245)
First Horizon National Corp	29,519	(590,085)
First Republic Bank	26,334	(2,281,578)
FirstEnergy Corp	538,444	(16,487,155)
FNB Corp	213,834	(2,955,186)
Gaming & Leisure Properties Inc REIT	19,662	(727,494)
Gartner Inc	12,967	(1,596,886)
Genesee & Wyoming Inc ‘A’	36,042	(2,837,587)
Global Payments Inc	33,907	(3,398,838)
GoDaddy Inc ‘A’	132,358	(6,654,960)
Granite Construction Inc	73,643	(4,671,175)
Guidewire Software Inc	103,228	(7,665,711)
H&R Block Inc	67,372	(1,766,494)
Harley-Davidson Inc	106,788	(5,433,373)
HEICO Corp	62,213	(5,869,797)
Hess Corp	211,629	(10,046,029)
Hilton Grand Vacations Inc	3,568	(149,678)
HollyFrontier Corp	53,596	(2,745,187)
Home BancShares Inc	9,845	(228,896)
IHS Markit Ltd	106,804	(4,822,201)
Illumina Inc	3,257	(711,622)
Incyte Corp	40,100	(3,797,871)
Integrated Device Technology Inc	14,521	(431,709)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Referenced Entity	Shares	Value
International Game Technology PLC	37,127	($984,237)
Intrexon Corp	62,924	(724,884)
Ionis Pharmaceuticals Inc	66,758	(3,357,927)
Iron Mountain Inc REIT	9,472	(357,379)
j2 Global Inc	2,220	(166,567)
Jack in the Box Inc	6,866	(673,623)
Johnson Controls International PLC	84,880	(3,234,777)
Jones Lang LaSalle Inc	5,054	(752,692)
Juno Therapeutics Inc	27,170	(1,241,941)
KB Home	9,148	(292,279)
Kemper Corp	2,160	(148,824)
Kinder Morgan Inc	26,751	(483,391)
KLX Inc	99,587	(6,796,813)
Knowles Corp	232,619	(3,410,195)
L Brands Inc	137,550	(8,283,261)
LaSalle Hotel Properties REIT	7,516	(210,974)
Lennox International Inc	3,451	(718,705)
Liberty Broadband Corp ‘C’	16,536	(1,408,206)
LifePoint Health Inc	11,900	(592,620)
LivaNova PLC	47,472	(3,793,962)
LogMeIn Inc	8,677	(993,516)
Mack-Cali Realty Corp REIT	25,611	(552,173)
Macquarie Infrastructure Corp	174,733	(11,217,859)
Mallinckrodt PLC	90,678	(2,045,696)
Markel Corp	1,646	(1,875,008)
Martin Marietta Materials Inc	4,528	(1,000,869)
Matador Resources Co	59,487	(1,851,830)
Mattel Inc	73,697	(1,133,460)
MB Financial Inc	18,808	(837,332)
MDU Resources Group Inc	5,133	(137,975)
Medical Properties Trust Inc REIT	22,154	(305,282)
Medidata Solutions Inc	35,535	(2,251,853)
Mercury General Corp	36,722	(1,962,424)
Meredith Corp	7,133	(471,135)
MGM Resorts International	15,097	(504,089)
Molina Healthcare Inc	27,394	(2,100,572)
Monolithic Power Systems Inc	1,890	(212,360)
Motorola Solutions Inc	23,148	(2,091,190)
National Fuel Gas Co	82,005	(4,502,895)
National Instruments Corp	49,847	(2,075,131)
National Oilwell Varco Inc	53,962	(1,943,711)
Navient Corp	78,719	(1,048,537)
NetScout Systems Inc	104,340	(3,177,153)
Neurocrine Biosciences Inc	102,559	(7,957,553)
New Jersey Resources Corp	34,242	(1,376,528)
Noble Energy Inc	59,230	(1,725,962)
Nordson Corp	1,123	(164,407)
NOW Inc	30,157	(332,632)
NRG Energy Inc	318,280	(9,064,614)
Nucor Corp	2,426	(154,245)
NuVasive Inc	79,556	(4,653,230)
OneMain Holdings Inc	48,657	(1,264,595)
ONEOK Inc	42,343	(2,263,233)
OPKO Health Inc	185,875	(910,787)
Owens & Minor Inc	8,529	(161,027)
Owens-Illinois Inc	23,780	(527,203)
PacWest Bancorp	14,030	(707,112)
Palo Alto Networks Inc	15,398	(2,231,786)
Pandora Media Inc	401,922	(1,937,264)
Papa John’s International Inc	42,136	(2,364,251)
Paramount Group Inc REIT	44,403	(703,788)
Patheon NV	6	(210)
Patterson Cos Inc	44,253	(1,598,861)
PBF Energy Inc ‘A’	133,507	(4,732,823)
Penske Automotive Group Inc	3,141	(150,297)
People’s United Financial Inc	68,549	(1,281,866)
Perrigo Co PLC	137,664	(11,998,794)
Pinnacle Financial Partners Inc	2,085	(138,235)
Platform Specialty Products Corp	314,451	(3,119,354)
Post Holdings Inc	94,499	(7,487,156)
Potlatch Corp REIT	4,610	(230,039)
Premier Inc ‘A’	164,757	(4,809,257)

Referenced Entity	Shares	Value
Prestige Brands Holdings Inc	67,474	($2,996,520)
Primerica Inc	3,729	(378,680)
PTC Inc	10,443	(634,621)
Quality Care Properties Inc REIT	14,539	(200,784)
Ralph Lauren Corp ‘A’	4,833	(501,134)
Range Resources Corp	89,413	(1,525,386)
Realogy Holdings Corp	45,589	(1,208,108)
Rowan Cos PLC ‘A’	19,989	(313,028)
Royal Gold Inc	22,384	(1,838,174)
RSP Permian Inc	27,036	(1,099,824)
Sabra Health Care REIT Inc	8,287	(155,547)
Sabre Corp	188,646	(3,867,243)
salesforce.com Inc	2,416	(246,988)
SCANA Corp	62,294	(2,478,055)
Sealed Air Corp	52,795	(2,602,793)
Seattle Genetics Inc	24,359	(1,303,206)
Senior Housing Properties Trust REIT	13,236	(253,469)
Sensata Technologies Holding NV	139,629	(7,136,438)
ServiceNow Inc	94,773	(12,357,451)
Signet Jewelers Ltd	42,171	(2,384,770)
Six Flags Entertainment Corp	69,337	(4,615,764)
SLM Corp	293,365	(3,315,024)
SM Energy Co	46,308	(1,022,481)
Snyder’s-Lance Inc	167,036	(8,365,163)
Sotheby’s	43,108	(2,224,373)
Southwest Gas Holdings Inc	17,394	(1,399,869)
Spirit Airlines Inc	44,282	(1,986,048)
Spirit Realty Capital Inc REIT	82,906	(711,333)
Splunk Inc	103,181	(8,547,514)
Sprint Corp	384,242	(2,263,185)
Sprouts Farmers Market Inc	91,316	(2,223,545)
Square Inc ‘A’	305,170	(10,580,244)
SS&C Technologies Holdings Inc	78,465	(3,176,263)
Steel Dynamics Inc	14,330	(618,053)
Stericycle Inc	35,504	(2,413,917)
STERIS PLC	4,819	(421,518)
Sterling Bancorp	48,417	(1,191,058)
Stifel Financial Corp	51,751	(3,082,290)
Symantec Corp	7,419	(208,177)
Synaptics Inc	13,241	(528,846)
Synchrony Financial	29,154	(1,125,636)
T-Mobile US Inc	30,243	(1,920,733)
Tableau Software Inc ‘A’	36,634	(2,535,073)
Tanger Factory Outlet Centers Inc REIT	9,258	(245,430)
Tapestry Inc	11,087	(490,378)
Targa Resources Corp	114,264	(5,532,663)
Taubman Centers Inc REIT	34,125	(2,232,799)
Tesla Inc	24,954	(7,769,428)
Texas Capital Bancshares Inc	5,756	(511,708)
The Charles Schwab Corp	9,141	(469,573)
The Hain Celestial Group Inc	11,191	(474,386)
The Howard Hughes Corp	7,625	(1,000,934)
The Middleby Corp	1,248	(168,418)
The Ultimate Software Group Inc	42,738	(9,326,714)
The Wendy’s Co	173,198	(2,843,911)
The Western Union Co	24,194	(459,928)
TransDigm Group Inc	48,868	(13,420,130)
Transocean Ltd	173,884	(1,857,081)
TreeHouse Foods Inc	96,573	(4,776,501)
TRI Pointe Group Inc	255,887	(4,585,495)
Tyler Technologies Inc	33,216	(5,880,893)
Ulta Beauty Inc	1,787	(399,680)
United Bankshares Inc	80,140	(2,784,865)
United States Steel Corp	115,069	(4,049,278)
Uniti Group Inc REIT	513,811	(9,140,698)
Universal Display Corp	10,368	(1,790,035)
Valley National Bancorp	22,456	(251,956)
Valvoline Inc	45,952	(1,151,557)
Vantiv Inc ‘A’	26,362	(1,938,925)
VEREIT Inc REIT	1,369,591	(10,669,114)
VeriFone Systems Inc	57,591	(1,019,937)
ViaSat Inc	90,867	(6,801,395)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Referenced Entity	Shares	Value
Vulcan Materials Co	48,743	($6,257,139)
Wabtec Corp	115,355	(9,393,358)
Washington Prime Group Inc REIT	149,015	(1,060,987)
Weatherford International PLC	1,434,298	(5,981,023)
Webster Financial Corp	48,254	(2,709,945)
Welbilt Inc	212,523	(4,996,416)
Westar Energy Inc	12,564	(663,379)
Whiting Petroleum Corp	60,644	(1,605,853)
Willis Towers Watson PLC	20,706	(3,120,187)
WisdomTree Investments Inc	173,642	(2,179,207)
Workday Inc ‘A’	83,871	(8,533,036)

Referenced Entity	Shares	Value
XPO Logistics Inc	95,164	($8,716,071)
Yum! Brands Inc	4,160	(339,498)
Zayo Group Holdings Inc	239,032	(8,796,378)
Zillow Group Inc ‘C’	159,286	(6,517,983)

		(829,875,125)

Total Short Positions		(843,502,329)

Total Long and Short Positions		$85,549,519

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month AUD-BBSW (1.700% as of 12/31/17) plus or minus a specified spread (rates range from (1.907%) to 0.350%) as negotiated by the parties, which is denominated in AUD based on the local currencies of the positions within the swap.

	JPM	08/13/18- 01/11/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2017:

Referenced Entity	Shares	Value
Long Positions:

Australia

AGL Energy Ltd	155,228	$2,941,575
Ansell Ltd	19,032	359,394
Aurizon Holdings Ltd	854,147	3,291,244
Bendigo & Adelaide Bank Ltd	46,966	426,193
CIMIC Group Ltd	106,279	4,250,674
Coca-Cola Amatil Ltd	63,605	421,375
Fortescue Metals Group Ltd	695,112	2,630,559
Newcrest Mining Ltd	98,325	1,750,380
Orica Ltd	123,975	1,742,964
Origin Energy Ltd	216,415	1,585,282
South32 Ltd	476,085	1,290,452
Treasury Wine Estates Ltd	92,500	1,147,829
Woodside Petroleum Ltd	20,079	516,592

		22,354,513

Total Long Positions		22,354,513

Referenced Entity	Shares	Value
Short Positions:

Australia

Alumina Ltd	155,257	($292,592)
AMP Ltd	205,597	(829,893)
APA Group	579,310	(3,756,515)
Brambles Ltd	19,373	(151,828)
Domino’s Pizza Enterprises Ltd	22,203	(806,990)
Healthscope Ltd	2,439,782	(3,988,201)
Magellan Financial Group Ltd	12,659	(265,464)
Platinum Asset Management Ltd	152,835	(917,298)
Ramsay Health Care Ltd	4,153	(226,781)
REA Group Ltd	28,359	(1,690,972)
SEEK Ltd	438,421	(6,483,234)
TPG Telecom Ltd	265,472	(1,358,423)
Vocus Group Ltd	624,120	(1,471,620)

		(22,239,811)

Total Short Positions		(22,239,811)

Total Long and Short Positions		$114,702

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month GBP-LIBOR (0.492% as of 12/31/17) plus or minus a specified spread (rates range from (1.485%) to 0.250%) as negotiated by the parties, which is denominated in GBP based on the local currencies of the positions within the swap.

	JPM	08/13/18- 01/11/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2017:

Referenced Entity	Shares	Value
Long Positions:

Australia

BHP Billiton PLC	235,759	$4,767,128

Russia

Evraz PLC	35,422	162,605

South Africa

Investec PLC	225,644	1,624,693

Switzerland

Coca-Cola HBC AG	90,249	2,948,764

Referenced Entity	Shares	Value
United Kingdom

Ashtead Group PLC	111,370	$2,987,107
Associated British Foods PLC	14,026	534,029
Aviva PLC	21,378	145,805
BAE Systems PLC	157,231	1,214,819
Barratt Developments PLC	567,847	4,953,593
BBA Aviation PLC	192,691	908,043
Bellway PLC	53,773	2,577,862
British American Tobacco PLC	12,717	859,654
BT Group PLC	1,485,219	5,448,318
Burberry Group PLC	12,898	310,969
Close Brothers Group PLC	61,206	1,196,589
DCC PLC	17,857	1,797,078
Dixons Carphone PLC	176,962	474,734
G4S PLC	146,758	528,195
GKN PLC	430,099	1,849,561
GlaxoSmithKline PLC	239,662	4,244,223
Howden Joinery Group PLC	146,896	924,690

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Referenced Entity	Shares	Value
Imperial Brands PLC	42,191	$1,799,642
Inchcape PLC	173,497	1,827,695
Indivior PLC	794,349	4,362,191
Intermediate Capital Group PLC	93,058	1,436,896
JD Sports Fashion PLC	156,895	710,866
Lloyds Banking Group PLC	162,052	148,599
Man Group PLC	63,724	177,321
Moneysupermarket.com Group PLC	102,856	494,234
National Grid PLC	160,401	1,890,891
NEX Group PLC	26,977	220,906
Old Mutual PLC	343,682	1,075,140
Persimmon PLC	184,395	6,816,554
Rio Tinto PLC	28,018	1,469,757
Royal Mail PLC	803,884	4,911,412
SSE PLC	74,012	1,315,770
Standard Life Aberdeen PLC	380,469	2,237,924
Tate & Lyle PLC	188,354	1,785,308
Taylor Wimpey PLC	1,421,936	3,962,525
Thomas Cook Group PLC	119,405	198,133
Vodafone Group PLC	250,714	792,505
WH Smith PLC	22,080	699,672
William Hill PLC	42,413	184,390

		69,473,600

United States

Shire PLC	15,774	817,427

Total Long Positions		79,794,217

Short Positions:

Chile

Antofagasta PLC	153,001	(2,064,916)

Jordan

Hikma Pharmaceuticals PLC	203,607	(3,110,653)

South Africa

Mediclinic International PLC	250,880	(2,200,024)

Referenced Entity	Shares	Value
United Kingdom

AA PLC	649,457	($1,490,670)
Admiral Group PLC	94,119	(2,538,607)
Aggreko PLC	256,399	(2,759,172)
Auto Trader Group PLC	41,022	(195,401)
Babcock International Group PLC	19,470	(185,458)
Balfour Beatty PLC	705,349	(2,821,276)
Berkeley Group Holdings PLC	6,872	(389,408)
BTG PLC	265,865	(2,737,053)
Capita PLC	605,352	(3,270,782)
Cobham PLC	2,156,859	(3,677,963)
ConvaTec Group PLC	598,269	(1,649,623)
Croda International PLC	5,594	(333,473)
easyJet PLC	137,589	(2,719,613)
Essentra PLC	179,477	(1,283,190)
Experian PLC	101,126	(2,229,090)
Greene King PLC	90,507	(676,299)
Halma PLC	112,957	(1,919,271)
Hargreaves Lansdown PLC	275,478	(6,690,197)
Hiscox Ltd	11,575	(228,794)
Inmarsat PLC	500,443	(3,310,332)
Intertek Group PLC	8,877	(620,800)
J Sainsbury PLC	47,011	(153,083)
John Wood Group PLC	345,890	(3,026,408)
Just Eat PLC	438,094	(4,607,974)
Merlin Entertainments PLC	263,856	(1,292,637)
Pearson PLC	14,567	(144,301)
Pennon Group PLC	140,018	(1,478,206)
Petrofac Ltd	341,831	(2,346,781)
Provident Financial PLC	184,215	(2,233,488)
Rightmove PLC	20,684	(1,255,223)
Rotork PLC	355,946	(1,277,761)
RPC Group PLC	102,340	(1,215,617)
St James’s Place PLC	68,823	(1,136,966)
Standard Chartered PLC	49,850	(523,504)
Tesco PLC	3,224,799	(9,110,672)
Travis Perkins PLC	7,552	(159,777)
Wm Morrison Supermarkets PLC	67,365	(200,005)
Worldpay Group PLC	119,561	(686,112)

		(72,574,987)

Total Short Positions		(79,950,580)

Total Long and Short Positions		($156,363)

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month HKD-HIBOR (1.105% as of 12/31/17) plus or minus a specified spread (rates range from (2.250%) to 0.500%) as negotiated by the parties, which is denominated in HKD based on the local currencies of the positions within the swap.

	JPM	08/13/18- 01/11/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2017:

Referenced Entity	Shares	Value
Long Positions:

Hong Kong

Henderson Land Development Co Ltd	109,000	$716,675
Kerry Properties Ltd	674,000	3,027,807
Melco International Development Ltd	747,000	2,190,572
New World Development Co Ltd	1,565,000	2,345,586
Sino Land Co Ltd	852,000	1,507,280
SJM Holdings Ltd	921,000	822,946
WH Group Ltd	761,500	859,665
Wheelock & Co Ltd	237,000	1,689,393

Referenced Entity	Shares	Value
Xinyi Glass Holdings Ltd	258,000	$335,364
Yue Yuen Industrial Holdings Ltd	328,000	1,287,843

		14,783,131

Total Long Positions		14,783,131

Short Positions:

Hong Kong

ASM Pacific Technology Ltd	14,500	(201,159)
Cathay Pacific Airways Ltd	1,086,361	(1,684,090)
Haitong International Securities Group Ltd	2,048,983	(1,165,440)
Hong Kong & China Gas Co Ltd	1,717,285	(3,362,945)
MTR Corp Ltd	288,125	(1,686,432)
Value Partners Group Ltd	1,890,724	(2,004,126)

		(10,104,192)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Referenced Entity	Shares	Value
Macau

MGM China Holdings Ltd	923,403	($2,786,535)

United States

Samsonite International SA	330,508	(1,518,683)

Total Short Positions		(14,409,410)

Total Long and Short Positions		$373,721

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month SGD-SIBOR (1.097% as of 12/31/17) plus or minus a specified spread (rates range from (1.000%) to 0.405%) as negotiated by the parties, which is denominated in SGD based on the local currencies of the positions within the swap.

	JPM	08/13/18- 09/24/18

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2017:

Referenced Entity	Shares	Value
Long Positions:

China

Yangzijiang Shipbuilding Holdings Ltd	1,609,994	$1,765,394

Singapore

Genting Singapore PLC	2,666,000	2,603,720

Total Long Positions		4,369,114

Referenced Entity	Shares	Value
Short Positions:

Singapore

Global Logistic Properties Ltd	83,800	($211,153)
Keppel Corp Ltd	473,414	(2,590,618)
Singapore Post Ltd	1,475,800	(1,368,269)
Singapore Press Holdings Ltd	102,100	(201,990)

		(4,372,030)

Total Short Positions		(4,372,030)

Total Long and Short Positions		($2,916)

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CAD-USD Discount Rate (1.000% as of 12/31/17) plus or minus a specified spread (rates range from (0.250%) to 0.330%) as negotiated by the parties, which is denominated in CAD based on the local currencies of the positions within the swap.

	MSC	05/02/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2017:

Referenced Entity	Shares	Value
Long Positions:

Canada

Air Canada	634,795	$13,069,606
Atco Ltd ‘I’	4,319	154,618
Canadian Imperial Bank of Commerce	31,842	3,104,152
Canadian Tire Corp Ltd ‘A’	19,378	2,526,694
Cenovus Energy Inc	40,484	369,735
Dollarama Inc	55,448	6,927,692
Empire Co Ltd ‘A’	35,206	685,915
Encana Corp	202,720	2,704,546
Finning International Inc	27,548	695,165
George Weston Ltd	1,617	140,423
Industrial Alliance Insurance & Financial Services Inc	7,411	352,686
Linamar Corp	70,720	4,118,863
Lundin Mining Corp	58,684	390,293
Magna International Inc	80,060	4,537,370
Manulife Financial Corp	25,096	523,482
Methanex Corp	11,175	677,079
National Bank of Canada	23,904	1,192,728
Ritchie Bros Auctioneers Inc	6,421	192,272
Saputo Inc	4,948	177,845

Referenced Entity	Shares	Value
The Toronto-Dominion Bank	3,881	$227,395
West Fraser Timber Co Ltd	50,655	3,125,941

		45,894,500

Total Long Positions		45,894,500

Short Positions:

Canada

Agnico Eagle Mines Ltd	32,159	(1,484,891)
AltaGas Ltd	104,286	(2,374,435)
Barrick Gold Corp	18,191	(263,097)
Bombardier Inc ‘B’	75,073	(180,964)
Cameco Corp	310,114	(2,864,299)
Canadian Utilities Ltd ‘A’	19,082	(567,906)
Eldorado Gold Corp	500,383	(724,500)
Enbridge Inc	158,228	(6,188,137)
Fairfax Financial Holdings Ltd	2,500	(1,331,225)
Franco-Nevada Corp	29,738	(2,376,674)
Gildan Activewear Inc	87,673	(2,832,459)
Goldcorp Inc	138,782	(1,769,829)
Imperial Oil Ltd	4,510	(140,754)
Keyera Corp	38,503	(1,084,945)
Onex Corp	4,430	(324,902)
SNC-Lavalin Group Inc	3,153	(143,102)
Stantec Inc	12,415	(347,264)
Teck Resources Ltd ‘B’	26,184	(684,700)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Referenced Entity	Shares	Value
TransCanada Corp	91,257	($4,441,610)
Wheaton Precious Metals Corp	214,256	(4,736,813)
WSP Global Inc	24,317	(1,158,975)
Yamana Gold Inc	301,087	(938,951)

		(36,960,432)

United States

Valeant Pharmaceuticals International Inc	169,030	(3,523,139)

Referenced Entity	Shares	Value
Zambia

First Quantum Minerals Ltd	372,247	($5,215,012)

Total Short Positions		(45,698,583)

Total Long and Short Positions		$195,917

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CHF-TOIS ((0.750%) as of 12/31/17) plus or minus a specified spread (rates range from (0.350%) to 0.350%) as negotiated by the parties, which is denominated in CHF based on the local currencies of the positions within the swap.

	MSC	05/02/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2017:

Referenced Entity	Shares	Value
Long Positions:

Switzerland

Adecco Group AG	58,573	$4,476,153
Bucher Industries AG	601	244,236
dormakaba Holding AG	221	205,784
Flughafen Zurich AG	8,697	1,987,845
Georg Fischer AG	1,672	2,207,319
Lonza Group AG	26,980	7,276,675
Nestle SA	10,363	890,972
Novartis AG	13,275	1,117,124
Partners Group Holding AG	865	592,692
Roche Holding AG	11,380	2,877,492
Sika AG	412	3,268,807
Sonova Holding AG	4,579	715,197
Straumann Holding AG	2,052	1,447,582
Swiss Life Holding AG	2,563	905,954
Temenos Group AG	58,646	7,504,974

		35,718,806

Total Long Positions		35,718,806

Referenced Entity	Shares	Value
Short Positions:

Austria

ams AG	19,694	($1,784,115)

Switzerland

Aryzta AG	83,656	(3,318,081)
Chocoladefabriken Lindt & Spruengli AG	622	(3,797,937)
Credit Suisse Group AG	790,215	(14,094,045)
Dufry AG	2,665	(395,593)
GAM Holding AG	69,979	(1,129,160)
Vifor Pharma AG	56,917	(7,286,509)

		(30,021,325)

Total Short Positions		(31,805,440)

Total Long and Short Positions		$3,913,366

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day EUR-EONIA ((0.357%) as of 12/31/17) plus or minus a specified spread (rates range from (5.880%) to 0.350%) as negotiated by the parties, which is denominated in EUR based on the local currencies of the positions within the swap.

	MSC	05/02/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2017:

Referenced Entity	Shares	Value
Long Positions:

Belgium

Ageas	56,535	$2,761,713
bpost SA	105,122	3,199,311
KBC Group NV	1,816	154,748
Proximus SADP	28,123	922,881
Solvay SA	20,475	2,846,770
UCB SA	15,847	1,256,554
Umicore SA	26,595	1,259,245

		12,401,222

Finland

Cargotec OYJ ‘B’	21,686	1,227,862
Kesko OYJ ‘B’	31,089	1,687,750
Neste OYJ	79,116	5,064,294
Orion OYJ ‘B’	36,944	1,377,460
UPM-Kymmene OYJ	25,583	794,220

		10,151,586

Referenced Entity	Shares	Value
France

Air France-KLM	282,784	$4,593,551
Amundi SA	11,912	1,008,884
Atos SE	74,135	10,778,499
BioMerieux	8,048	720,569
Capgemini SE	8,763	1,037,905
Cie de Saint-Gobain	5,488	302,039
Cie Generale des Etablissements Michelin	28,996	4,148,026
CNP Assurances	72,499	1,672,359
Engie SA	211,423	3,634,678
Eutelsat Communications SA	18,971	439,227
Faurecia	10,417	811,849
Imerys SA	2,533	238,536
Ipsen SA	17,128	2,038,595
Kering	1,125	529,568
Lagardere SCA	37,501	1,200,936
Peugeot SA	219,694	4,462,253
Renault SA	21,630	2,171,177
Sanofi	4,913	422,970

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Referenced Entity	Shares	Value
SEB SA	6,159	$1,140,093
Teleperformance	38,390	5,495,518
Thales SA	36,928	3,974,182
Valeo SA	2,060	153,451
Veolia Environnement SA	5,603	142,872

		51,117,737

Germany

Aurubis AG	44,016	4,085,723
BASF SE	2,222	243,601
Bayer AG	3,872	481,147
Beiersdorf AG	12,521	1,467,875
Covestro AG	97,031	9,990,935
Deutsche Lufthansa AG	205,744	7,555,679
Freenet AG	40,300	1,486,933
Hella GmbH & Co KGaA	2,899	178,936
Henkel AG & Co KGaA (Preferred)	2,615	345,324
HOCHTIEF AG	28,223	4,984,390
OSRAM Licht AG	46,440	4,158,390
Rheinmetall AG	53,478	6,763,009
RWE AG	176,368	3,589,160
Salzgitter AG	27,274	1,549,320
Schaeffler AG (Preferred)	36,408	642,400
Software AG	86,750	4,865,866
Suedzucker AG	165,808	3,589,196
Talanx AG	57,921	2,360,379
Uniper SE	161,501	5,038,198

		63,376,461

Italy

A2A SPA	3,592,035	6,646,272
Autogrill SPA	218,842	3,019,640
DiaSorin SPA	14,185	1,257,859
Enel SPA	1,920,947	11,812,419
FinecoBank Banca Fineco SPA	26,417	269,839
GEDI Gruppo Editoriale SPA	23,595	19,860
Hera SPA	429,539	1,499,037
Intesa Sanpaolo SPA	2,031,236	6,739,348
Leonardo SPA	203,626	2,419,728
Moncler SPA	198,183	6,194,710
Prysmian SPA	179,686	5,855,089
Recordati SPA	85,560	3,802,241
Terna Rete Elettrica Nazionale SPA	43,829	254,780
Unipol Gruppo SPA	57,656	270,050

		50,060,872

Netherlands

ASM International NV	45,705	3,086,563
ASR Nederland NV	57,953	2,385,739
Koninklijke Philips NV	163,446	6,171,497
NN Group NV	157,815	6,826,055
Philips Lighting NV	79,589	2,919,070
Randstad Holding NV	20,173	1,237,795
Wolters Kluwer NV	51,817	2,701,199

		25,327,918

Portugal

EDP - Energias de Portugal SA	155,329	537,681
Galp Energia SGPS SA	45,031	827,343

		1,365,024

Spain

ACS Actividades de Construccion y Servicios SA	11,475	448,255
Amadeus IT Group SA	21,321	1,534,312
Endesa SA	136,776	2,925,339
Mapfre SA	513,532	1,647,236
Prosegur Cia de Seguridad SA	36,201	284,000
Repsol SA	487,471	8,606,997

		15,446,139

Referenced Entity	Shares	Value
Switzerland

STMicroelectronics NV	195,857	$4,274,289

United Kingdom

Fiat Chrysler Automobiles NV	431,427	7,702,393

Total Long Positions		241,223,641

Short Positions:

Belgium

Anheuser-Busch InBev SA/NV	85,345	(9,528,026)
Telenet Group Holding NV	40,365	(2,812,093)

		(12,340,119)

Finland

Amer Sports OYJ	110,725	(3,064,672)
Huhtamaki OYJ	16,134	(677,219)
Nokia OYJ	224,806	(1,050,369)

		(4,792,260)

France

Accor SA	110,277	(5,677,050)
Aeroports de Paris	9,168	(1,743,283)
Airbus SE	2,937	(291,899)
Bollore SA	975,124	(5,289,832)
Carrefour SA	161,630	(3,484,809)
Edenred	257,142	(7,444,226)
Electricite de France SA	301,490	(3,769,357)
Getlink SE	376,834	(4,846,984)
Iliad SA	742	(177,795)
Ingenico Group SA	51,120	(5,459,544)
JCDecaux SA	55,811	(2,244,715)
Orpea	8,554	(1,007,112)
SCOR SE	6,454	(259,409)
Zodiac Aerospace	115,234	(3,444,388)

		(45,140,403)

Germany

Axel Springer SE	10,166	(792,748)
Bilfinger SE	56,851	(2,692,782)
Commerzbank AG	39,488	(589,053)
Deutsche Bank AG	818,438	(15,479,911)
Duerr AG	2,339	(297,481)
Fielmann AG	11,513	(1,014,111)
GEA Group AG	127,881	(6,118,357)
MAN SE	1,268	(145,142)
ProSiebenSat.1 Media SE	37,789	(1,297,132)
Sartorius AG (Preferred)	33,640	(3,195,539)
Symrise AG	16,745	(1,435,698)
Telefonica Deutschland Holding AG	272,262	(1,362,600)
United Internet AG	32,553	(2,230,568)
Zalando SE	161,055	(8,492,072)

		(45,143,194)

Italy

Azimut Holding SPA	70,203	(1,343,062)
Banca Generali SPA	6,326	(210,209)
BPER Banca	824,444	(4,153,265)
Buzzi Unicem SPA	67,373	(1,817,522)
Mediaset SPA	228,292	(884,749)
Saipem SPA	1,262,801	(5,761,843)
Salvatore Ferragamo SPA	42,428	(1,126,874)
UniCredit SPA	415,327	(7,747,604)
Unione di Banche Italiane SPA	669,703	(2,919,524)
Yoox Net-A-Porter Group SPA	48,889	(1,705,346)

		(27,669,998)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Referenced Entity	Shares	Value
Luxembourg

Eurofins Scientific SE	5,729	($3,482,165)
Tenaris SA	809,314	(12,845,405)

		(16,327,570)

Netherlands

Altice NV ‘A’	1,240,782	(13,011,375)
Boskalis Westminster	25,090	(945,480)
Gemalto NV	31,026	(1,837,362)
Koninklijke Vopak NV	59,298	(2,597,502)
OCI NV	97,664	(2,463,092)
SBM Offshore NV	257,026	(4,524,117)

		(25,378,928)

Portugal

Banco Comercial Portugues SA ‘R’	6,538,455	(2,128,227)

Referenced Entity	Shares	Value
Spain

Acerinox SA	12,972	($185,122)
Atresmedia Corp de Medios de Comunicacion SA	66,830	(697,459)
Bankia SA	994,248	(4,745,495)
Cellnex Telecom SAU	334,756	(8,564,867)
Grifols SA	38,874	(1,136,637)
Industria de Diseno Textil SA	17,367	(603,881)
Zardoya Otis SA	13,662	(149,417)

		(16,082,878)

United States

QIAGEN NV	72,556	(2,263,056)

Total Short Positions		(197,266,633)

Total Long and Short Positions		$43,957,008

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day JPY-MUTSC ((0.039%) as of 12/31/17) plus or minus a specified spread (rates range from (2.750%) to 0.450%) as negotiated by the parties, which is denominated in JPY based on the local currencies of the positions within the swap.

	MSC	05/07/18

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2017:

Referenced Entity	Shares	Value
Long Positions:

Japan

Alfresa Holdings Corp	71,500	$1,674,706
Amada Holdings Co Ltd	162,700	2,208,986
ANA Holdings Inc	32,400	1,351,615
Aozora Bank Ltd	15,500	601,435
Asahi Group Holdings Ltd	22,500	1,116,440
Bandai Namco Holdings Inc	192,700	6,289,670
Brother Industries Ltd	34,100	838,162
Citizen Watch Co Ltd	153,300	1,122,844
Cosmos Pharmaceutical Corp	1,800	375,587
Daicel Corp	32,100	364,280
Fuji Electric Co Ltd	138,000	1,036,705
Fujitsu Ltd	646,803	4,585,528
GungHo Online Entertainment Inc	142,500	391,066
Hakuhodo DY Holdings Inc	109,900	1,424,618
Haseko Corp	439,900	6,817,673
Hitachi Chemical Co Ltd	106,500	2,727,031
Hitachi High-Technologies Corp	91,700	3,854,094
Hitachi Ltd	955,000	7,409,078
Idemitsu Kosan Co Ltd	90,300	3,617,033
Inpex Corp	56,900	708,178
Isuzu Motors Ltd	25,400	424,111
Itochu Techno-Solutions Corp	110,800	4,805,751
Japan Airlines Co Ltd	109,000	4,258,613
JFE Holdings Inc	156,200	3,732,775
JSR Corp	21,500	422,352
JTEKT Corp	18,000	308,414
JXTG Holdings Inc	935,100	6,009,239
Kajima Corp	420,000	4,035,318
Kamigumi Co Ltd	104,000	2,298,332
Kaneka Corp	17,000	154,947
Kobayashi Pharmaceutical Co Ltd	13,100	848,932
Konami Holdings Corp	7,693	423,055
Kyushu Financial Group Inc	28,700	172,983
Kyushu Railway Co	7,600	235,238
Lion Corp	32,400	612,424
Marubeni Corp	136,600	987,575
Matsumotokiyoshi Holdings Co Ltd	94,200	3,869,836
Medipal Holdings Corp	154,900	3,024,204
MINEBEA MITSUMI Inc	36,000	750,858

Referenced Entity	Shares	Value
Miraca Holdings Inc	3,900	$166,355
MISUMI Group Inc	20,300	589,352
Mitsubishi Gas Chemical Co Inc	141,900	4,063,300
Mitsubishi Materials Corp	13,400	475,505
Mitsubishi Tanabe Pharma Corp	41,400	853,258
Mitsui Chemicals Inc	79,200	2,539,743
Mixi Inc	31,000	1,388,426
Nabtesco Corp	9,300	355,369
Nexon Co Ltd	74,500	2,160,520
NH Foods Ltd	31,000	755,137
NHK Spring Co Ltd	248,300	2,725,102
Nippon Electric Glass Co Ltd	61,000	2,321,742
Nippon Express Co Ltd	48,400	3,214,110
Nippon Shinyaku Co Ltd	10,900	810,794
Nippon Shokubai Co Ltd	6,600	444,907
Nippon Telegraph & Telephone Corp	51,600	2,425,926
NOK Corp	6,100	141,950
Obayashi Corp	407,300	4,920,232
Omron Corp	9,100	541,258
Oracle Corp Japan	35,700	2,954,567
Otsuka Corp	35,400	2,711,123
Persol Holdings Co Ltd	97,400	2,438,542
Pola Orbis Holdings Inc	76,200	2,670,106
Rohm Co Ltd	2,000	220,323
Sega Sammy Holdings Inc	153,800	1,908,865
Sekisui Chemical Co Ltd	72,500	1,451,473
Shimamura Co Ltd	6,800	747,045
Shimizu Corp	44,700	461,032
SMC Corp	3,600	1,477,383
Sojitz Corp	653,900	2,003,342
Square Enix Holdings Co Ltd	152,900	7,254,770
Start Today Co Ltd	191,900	5,824,757
Sumitomo Heavy Industries Ltd	57,000	2,401,729
Suzuken Co Ltd	35,800	1,469,817
Suzuki Motor Corp	6,400	370,455
Taiheiyo Cement Corp	11,100	477,896
Taisei Corp	141,800	7,051,836
The Gunma Bank Ltd	139,400	839,914
THK Co Ltd	56,800	2,123,173
Tokyo Broadcasting System Holdings Inc	55,400	1,380,731
Tokyo Electron Ltd	31,400	5,664,227
Toppan Printing Co Ltd	26,000	234,861
Tosoh Corp	252,800	5,703,219

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Referenced Entity	Shares	Value
Toyo Suisan Kaisha Ltd	18,500	$789,780
Toyoda Gosei Co Ltd	13,500	342,519
Toyota Boshoku Corp	126,700	2,644,653
Toyota Tsusho Corp	45,700	1,835,917
Trend Micro Inc	12,100	684,897
Welcia Holdings Co Ltd	6,700	289,196

		183,210,820

Total Long Positions		183,210,820

Short Positions:

Japan

Advantest Corp	68,000	(1,254,554)
Aeon Co Ltd	279,100	(4,707,763)
AEON Financial Service Co Ltd	135,000	(3,137,527)
Alps Electric Co Ltd	112,000	(3,185,881)
Asics Corp	317,800	(5,051,366)
Calbee Inc	215,500	(7,003,250)
Casio Computer Co Ltd	59,500	(853,793)
Chugai Pharmaceutical Co Ltd	3,200	(163,548)
DeNA Co Ltd	54,000	(1,111,702)
Dentsu Inc	3,200	(135,312)
Don Quijote Holdings Co Ltd	33,800	(1,761,991)
Electric Power Development Co Ltd	97,900	(2,633,468)
FamilyMart UNY Holdings Co Ltd	88,600	(6,205,379)
Fast Retailing Co Ltd	1,800	(715,704)
Hamamatsu Photonics KK	95,696	(3,209,695)
Hokuriku Electric Power Co	311,600	(2,506,902)
Honda Motor Co Ltd	6,600	(225,241)
IHI Corp	5,600	(185,732)
Isetan Mitsukoshi Holdings Ltd	315,800	(3,907,973)
Japan Airport Terminal Co Ltd	11,400	(422,069)
Japan Post Holdings Co Ltd	145,900	(1,671,126)
Japan Post Insurance Co Ltd	27,000	(634,725)
JGC Corp	7,900	(152,623)
Kakaku.com Inc	167,000	(2,819,070)
Kansai Paint Co Ltd	123,900	(3,215,111)
Keihan Holdings Co Ltd	53,200	(1,565,134)
Keikyu Corp	174,800	(3,354,083)
Keio Corp	60,500	(2,657,437)
Kikkoman Corp	36,500	(1,476,046)
Kintetsu Group Holdings Co Ltd	120,300	(4,603,882)
Konica Minolta Inc	114,800	(1,101,496)
Kyushu Electric Power Co Inc	267,000	(2,796,709)
M3 Inc	16,200	(567,877)
Marui Group Co Ltd	368,447	(6,735,252)
Mazda Motor Corp	129,000	(1,723,870)

Referenced Entity	Shares	Value
Mitsubishi Heavy Industries Ltd	17,600	($656,200)
Mitsubishi Logistics Corp	112,100	(2,906,200)
Mitsubishi UFJ Lease & Finance Co Ltd	30,000	(178,058)
MonotaRO Co Ltd	52,900	(1,685,913)
Murata Manufacturing Co Ltd	1,600	(214,221)
Nagoya Railroad Co Ltd	84,500	(2,127,984)
Nankai Electric Railway Co Ltd	71,400	(1,766,927)
NGK Spark Plug Co Ltd	287,400	(6,965,810)
Nidec Corp	21,200	(2,968,361)
Nintendo Co Ltd	400	(144,039)
Nippon Paint Holdings Co Ltd	119,600	(3,778,924)
Nippon Yusen KK	76,000	(1,849,202)
Odakyu Electric Railway Co Ltd	261,600	(5,589,525)
Olympus Corp	5,000	(191,275)
Ono Pharmaceutical Co Ltd	117,200	(2,726,272)
Orient Corp	208,800	(332,586)
Pigeon Corp	14,200	(539,531)
Renesas Electronics Corp	22,500	(260,942)
Ricoh Co Ltd	686,900	(6,365,370)
Santen Pharmaceutical Co Ltd	83,500	(1,307,640)
Seibu Holdings Inc	60,200	(1,137,319)
Seiko Epson Corp	17,700	(416,683)
Seven Bank Ltd	1,008,600	(3,444,546)
Shikoku Electric Power Co Inc	223,300	(2,430,660)
Shimano Inc	63,600	(8,939,522)
Sony Financial Holdings Inc	346,000	(6,115,067)
Suruga Bank Ltd	96,000	(2,052,707)
Sysmex Corp	53,200	(4,177,314)
T&D Holdings Inc	160,000	(2,729,678)
Terumo Corp	3,100	(146,660)
The Bank of Kyoto Ltd	79,200	(4,113,077)
The Chugoku Electric Power Co Inc	433,300	(4,651,569)
The Yokohama Rubber Co Ltd	41,000	(1,001,479)
Toho Gas Co Ltd	7,900	(216,286)
Tokio Marine Holdings Inc	35,300	(1,605,551)
Toyota Industries Corp	27,800	(1,781,951)
Yahoo Japan Corp	180,600	(827,417)
Yakult Honsha Co Ltd	63,500	(4,791,409)
Yamaha Corp	19,200	(708,226)
Yamato Holdings Co Ltd	68,900	(1,383,192)
Yaskawa Electric Corp	77,100	(3,378,145)

		(182,056,729)

Total Short Positions		(182,056,729)

Total Long and Short Positions		$1,154,091

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week DKK-CIBOR ((0.395%) as of 12/31/17) plus or minus a specified spread (rates range from (0.350%) to 0.350%) as negotiated by the parties, which is denominated in DKK based on the local currencies of the positions within the swap.

	MSC	05/01/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2017:

Referenced Entity	Shares	Value
Long Positions:

Denmark

Carlsberg AS ‘B’	3,913	$469,318
GN Store Nord AS	67,350	2,175,204
H Lundbeck AS	58,357	2,959,342

Referenced Entity	Shares	Value
Novo Nordisk AS ‘B’	19,853	$1,066,811
Orsted AS	3,760	205,250
TDC AS	721,828	4,435,880
Vestas Wind Systems AS	82,837	5,724,058

		17,035,863

Total Long Positions		17,035,863

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Referenced Entity	Shares	Value
Short Positions:

Denmark

AP Moller - Maersk AS ‘B’	81	($141,182)
Chr Hansen Holding AS	18,679	(1,752,087)
Genmab AS	16,365	(2,714,005)

Referenced Entity	Shares	Value
Novozymes AS ‘B’	121,145	($6,915,843)
Pandora AS	45,331	(4,927,411)

		(16,450,528)

Total Short Positions		(16,450,528)

Total Long and Short Positions		$585,335

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week NOK-NIBOR (0.890% as of 12/31/17) plus or minus a specified spread (rates range from (0.350%) to 0.350%) as negotiated by the parties, which is denominated in NOK based on the local currencies of the positions within the swap.

	MSC	05/02/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2017:

Referenced Entity	Shares	Value
Long Positions:

Norway

Leroy Seafood Group ASA	296,610	$1,588,789
Marine Harvest ASA	91,262	1,543,302
Salmar ASA	46,370	1,393,120

		4,525,211

Total Long Positions		4,525,211

Referenced Entity	Shares	Value
Short Positions:

Norway

Schibsted ASA ‘A’	111,474	($3,190,405)
Yara International ASA	25,615	(1,176,096)

		(4,366,501)

United Kingdom

Subsea 7 SA	34,210	(512,536)

Total Short Positions		(4,879,037)

Total Long and Short Positions		($353,826)

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week SEK-STIBOR ((0.607%) as of 12/31/17) plus or minus a specified spread (rates range from (0.880%) to (0.350%)) as negotiated by the parties, which is denominated in SEK based on the local currencies of the positions within the swap.

	MSC	05/02/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2017:

Referenced Entity	Shares	Value
Long Positions:

Malta

Kindred Group PLC SDR	83,813	$1,196,750

Sweden

BillerudKorsnas AB	53,675	919,116
Boliden AB	199,614	6,826,344
Electrolux AB ‘B’	6,317	203,378
Essity AB ‘B’	70,357	1,999,398
Holmen AB ‘B’	4,306	228,863
NCC AB ‘B’	109,651	2,102,632
Saab AB ‘B’	21,377	1,039,644
Svenska Cellulosa AB SCA ‘B’	128,846	1,328,026
Volvo AB ‘B’	38,950	725,322

		15,372,723

Total Long Positions		16,569,473

Referenced Entity	Shares	Value
Short Positions:

Colombia

Millicom International Cellular SA SDR	32,905	($2,222,253)

Sweden

Arjo AB ‘B’	13,721	(39,157)
Hennes & Mauritz AB ‘B’	15,418	(318,904)
Hexagon AB ‘B’	30,016	(1,505,724)
Hexpol AB	88,866	(900,979)
Svenska Handelsbanken AB ‘A’	70,214	(959,547)
Swedish Orphan Biovitrum AB	14,451	(197,514)
Telefonaktiebolaget LM Ericsson ‘B’	1,611,404	(10,634,823)

		(14,556,648)

Total Short Positions		(16,778,901)

Total Long and Short Positions		($209,428)

Total Basket Swaps		$135,121,126

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Total Return Swaps – Receive Positive Return / Pay Negative Return

Referenced Equity	Payment Frequency	Counter- party	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Swiss Market Index	M	GSC	03/16/18	153	$14,491,938	$14,553,410	$61,472
Swiss Market Index	M	MSC	03/16/18	1	94,896	95,120	224
MSCI Canada Index	M	JPM	03/21/18	444	2,244,672	2,266,243	21,571
MSCI France Index	M	JPM	03/21/18	524	144,336	143,594	(742)
MSCI Hong Kong Index	M	JPM	03/21/18	88	943,815	976,236	32,421
MSCI Italy Index	M	JPM	03/21/18	15,984	1,984,963	1,956,771	(28,192)
MSCI Japan Index	M	JPM	03/21/18	69,287	1,240,851	1,258,278	17,427
MSCI Singapore Index	M	JPM	03/21/18	111	481,091	483,050	1,959

							$106,140

Total Return Swaps – Pay Positive Return / Receive Negative Return

Referenced Equity	Payment Frequency	Counter- party	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI Singapore Index	M	MSC	01/31/18	6	$173,913	$174,107	($194)
MSCI Australia Index	M	JPM	03/21/18	183	786,843	796,258	(9,415)
MSCI Sweden Index	M	JPM	03/21/18	74	332,302	328,694	3,608
MSCI Swiss Market Index	M	JPM	03/21/18	101	279,658	279,402	256
MSCI United Kingdom Index	M	JPM	03/21/18	85	1,309,379	1,345,264	(35,885)

							($41,630)

							$64,510

Total Swap Agreements							$70,943,048

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Short-Term Investments	$900,534,517	$232,609,029	$667,925,488	$-
	Derivatives:
	Equity Contracts
	Futures	3,694,504	3,694,504	-	-
	Swaps	75,882,627	-	75,882,627	-

	Total Equity Contracts	79,577,131	3,694,504	75,882,627	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	2,057,502	-	2,057,502	-

	Total Asset - Derivatives	81,634,633	3,694,504	77,940,129	-

	Total Assets	982,169,150	236,303,533	745,865,617	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(1,106,580)	(1,106,580)	-	-
	Swaps	(4,939,579)	-	(4,939,579)	-

	Total Equity Contracts	(6,046,159)	(1,106,580)	(4,939,579)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(294,413)	-	(294,413)	-

	Total Liabilities - Derivatives	(6,340,572)	(1,106,580)	(5,233,992)	-

	Total Liabilities	(6,340,572)	(1,106,580)	(5,233,992)	-

	Total	$975,828,578	$235,196,953	$740,631,625	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 7.9%

Cyprus - 0.4%

Bank of Cyprus Holdings PLC *	1,513,735	$4,704,098

Iceland - 3.1%

Eik fasteignafelag HF *	22,136,835	2,180,337
Eimskipafelag Islands HF	866,300	2,095,482
Hagar HF *	10,592,298	3,656,573
Icelandair Group HF	7,820,207	1,110,808
Marel HF	1,231,935	3,842,362
N1 HF	2,077,900	2,287,375
Reginn HF *	11,083,700	2,745,239
Reitir fasteignafelag HF	5,837,557	4,847,720
Siminn HF	111,469,200	4,440,039
Sjova-Almennar Tryggingar HF	12,758,228	2,038,902
Tryggingamidstodin HF	3,806,000	1,216,479
Vatryggingafelag Islands HF	16,464,826	1,853,803

		32,315,119

Japan - 1.1%

Mitsubishi UFJ Financial Group Inc	575,400	4,187,738
Mizuho Financial Group Inc	1,187,600	2,147,286
Resona Holdings Inc	160,300	955,191
Sumitomo Mitsui Financial Group Inc	71,000	3,060,419
Sumitomo Mitsui Trust Holdings Inc	36,900	1,459,984

		11,810,618

Singapore - 0.6%

Yoma Strategic Holdings Ltd	14,753,033	5,939,777

South Korea - 1.5%

Amorepacific Corp	720	204,792
Amorepacific Group	1,732	228,118
Coway Co Ltd	1,306	119,015
Hana Financial Group Inc	7,740	359,766
Hankook Tire Co Ltd	3,103	158,090
Hyundai Heavy Industries Co Ltd *	1,115	104,586
Hyundai Mobis Co Ltd	1,844	453,012
Hyundai Motor Co	5,109	743,547
Hyundai Steel Co	2,913	159,490
Industrial Bank of Korea *	10,542	161,708
Kangwon Land Inc	5,680	184,629
KB Financial Group Inc *	11,603	686,702
Kia Motors Corp	5,840	182,747
Korea Electric Power Corp *	7,810	277,617
Korea Zinc Co Ltd	494	227,492
KT&G Corp	4,507	486,253
LG Chem Ltd *	1,230	465,322
LG Corp	3,147	267,440
LG Display Co Ltd *	6,969	193,978
LG Electronics Inc *	3,140	310,465
LG Household & Health Care Ltd	271	300,985
Lotte Chemical Corp	580	199,155
Lotte Corp	893	54,458
Lotte Shopping Co Ltd	696	129,376
NAVER Corp	1,671	1,357,486
POSCO	1,520	472,798
S-Oil Corp	2,200	240,293
Samsung Biologics Co Ltd * ~	1,200	415,065
Samsung C&T Corp	2,840	333,827
Samsung Electronics Co Ltd	1,050	2,494,706
Samsung Fire & Marine Insurance Co Ltd	810	201,968
Samsung Life Insurance Co Ltd	3,370	390,963
Samsung SDI Co Ltd *	1,553	296,073
Samsung SDS Co Ltd	1,655	308,591
Shinhan Financial Group Co Ltd *	9,192	424,277

	Shares	Value

SK Holdings Co Ltd	900	$237,915
SK Hynix Inc *	15,555	1,104,814
SK Innovation Co Ltd	1,351	257,731
SK Telecom Co Ltd	1,430	356,648
Woori Bank	16,761	246,393

		15,798,291

Vietnam - 1.2%

Bank for Foreign Trade of Vietnam JSC	290,200	693,281
Bank for Investment & Development of Vietnam JSC	161,500	181,134
Bao Viet Holdings	54,300	156,140
Binh Minh Plastics JSC	87,660	330,428
Coteccons Construction JSC	45,700	455,813
Danang Rubber JSC	23,400	24,936
Domesco Medical Import Export JSC	112,900	574,717
HA TIEN 1 Cement JSC	75,100	51,425
Hoa Phat Group JSC *	298,740	616,318
Hoa Sen Group	48,650	52,487
KIDO Group Corp	128,100	222,817
Kinh Bac City Development Share Holding Corp *	176,800	104,325
Masan Group Corp	327,800	1,105,528
PetroVietnam Drilling & Well Services JSC *	90,600	92,850
Petrovietnam Fertilizer & Chemicals JSC	133,000	125,919
PetroVietnam Gas JSC	56,700	242,702
PetroVietnam Nhon Trach 2 Power JSC	303,200	447,276
PetroVietnam Technical Services Corp	217,400	225,563
Pha Lai Thermal Power JSC	75,300	75,220
Refrigeration Electrical Engineering Corp	270,240	493,172
Saigon - Hanoi Commercial Joint Stock Bank *	302,900	124,046
Saigon Securities Inc	229,500	291,056
Saigon Thuong Tin Commercial JSB *	509,900	288,529
Tan Tao Investment & Industry JSC *	370,100	53,130
Viet Capital Securities JSC *	117,300	402,898
Vietnam Construction & Import-Export JSC	106,100	101,853
Vietnam Dairy Products JSC	156,300	1,435,738
Vietnam Joint Stock Commercial Bank for Industry & Trade	50,700	54,029
Vietnam Prosperity JSC Bank *	473,610	855,080
Vingroup JSC *	722,400	2,456,056

		12,334,466

Total Common Stocks (Cost $78,045,580)		82,902,369

	Principal Amount

CORPORATE BONDS & NOTES - 2.3%

Argentina - 0.8%

Banco Hipotecario SA 23.708% (ARS Deposit + 2.500%) due 01/12/20 § ~	ARS 73,560,000	3,843,142
YPF SA 25.458% (ARS Deposit + 4.000%) due 07/07/20 § ~	$4,683,000	4,314,000

		8,157,142

Ecuador - 0.7%

EP PetroEcuador 7.316% (LIBOR + 5.630%) due 09/24/19 § ~	4,081,737	4,193,985
Petroamazonas EP 4.625% due 02/16/20 ~	3,630,000	3,566,475

		7,760,460

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Georgia - 0.4%

Bank of Georgia JSC
11.000% due 06/01/18	GEL 6,870,000	$2,648,913
11.000% due 06/01/20 ~	3,755,000	1,459,075

		4,107,988

Honduras - 0.3%

Inversiones Atlantida SA 8.250% due 07/28/22 ~	$3,070,000	3,188,962

Indonesia - 0.1%

P.T. Jasa Marga Persero Tbk 7.500% due 12/11/20 ~	IDR 6,940,000,000	516,318

Total Corporate Bonds & Notes (Cost $25,568,087)		23,730,870

SENIOR LOAN NOTES - 3.6%

Barbados - 0.9%

Barbados Government 11.782% (LIBOR + 10.000%) due 12/20/19 § Ω ±	$8,960,000	9,011,332

Ethiopia - 0.5%

Ethiopian Railways Corp 5.205% (LIBOR + 3.750%) due 08/02/21 § Ω ±	5,955,556	5,852,786

Kenya - 0.1%

Republic of Kenya 6.533% (LIBOR + 5.000%) due 04/18/19 §	1,138,000	1,138,000

Tanzania - 2.1%

United Republic of Tanzania 7.034% (LIBOR + 5.200%) due 06/23/22 § Ω ±	21,000,000	21,648,732

Total Senior Loan Notes (Cost $36,684,365)		37,650,850

MORTGAGE-BACKED SECURITIES - 0.1%

United States - 0.1%

Fannie Mae (IO) 4.698% (6.250% - LIBOR) due 03/25/33 §	3,595,918	523,655
Freddie Mac (IO) 4.773% (6.250% - LIBOR) due 02/15/33 §	3,208,729	437,223

		960,878

Total Mortgage-Backed Securities (Cost $1,205,456)		960,878

FOREIGN GOVERNMENT BONDS & NOTES - 56.2%

Albania - 1.3%

Albania Government 5.750% due 11/12/20 ~	EUR 9,812,000	13,240,887

	Principal Amount	Value
Australia - 0.8%

Australia Government 3.000% due 03/21/47 ~ ‡	AUD 11,150,000	$8,132,852

Barbados - 1.2%

Barbados Government
6.625% due 12/05/35 ~	$15,119,000	11,792,820
7.000% due 08/04/22 ~	979,000	834,225

		12,627,045

Cyprus - 3.5%

Cyprus Government
3.750% due 07/26/23 ~	EUR 12,819,000	17,546,879
4.250% due 11/04/25 ~	13,501,000	19,408,819

		36,955,698

Dominican Republic - 3.3%

Dominican Republic
10.375% due 03/04/22 ~	DOP 279,100,000	6,232,820
10.400% due 05/10/19 ~	604,000,000	13,024,908
14.000% due 06/08/18 ~	255,500,000	5,434,027
15.000% due 04/05/19 ~	166,500,000	3,782,418
15.950% due 06/04/21 ~	73,200,000	1,887,439
16.000% due 07/10/20 ~	120,200,000	2,965,074
16.950% due 02/04/22 ~	35,800,000	974,046

		34,300,732

Ecuador - 0.6%

Ecuador Government 10.500% due 03/24/20 ~	$5,565,000	6,177,150

El Salvador - 3.8%

El Salvador Government
5.875% due 01/30/25 ~	1,570,000	1,585,700
6.375% due 01/18/27 ~	6,727,000	6,869,949
7.650% due 06/15/35 ~	3,572,000	3,889,587
7.750% due 01/24/23 ~	11,536,000	12,740,012
8.250% due 04/10/32 ~	1,885,000	2,174,536
8.625% due 02/28/29 ~	11,306,000	13,256,285

		40,516,069

Georgia - 0.3%

Georgia Treasury
6.750% due 10/06/18	GEL 140,000	53,593
8.000% due 06/09/18	2,753,000	1,061,494
10.500% due 02/05/25	414,000	176,945
11.750% due 04/28/21	105,000	45,164
13.375% due 03/10/18	3,820,000	1,484,878

		2,822,074

Iceland - 3.3%

Iceland Rikisbref
5.000% due 11/15/28	ISK 930,916,836	9,002,638
6.500% due 01/24/31	2,336,642,357	25,794,673

		34,797,311

Indonesia - 2.6%

Indonesia Treasury
7.500% due 08/15/32	IDR 90,552,000,000	7,076,531
7.500% due 05/15/38	84,609,000,000	6,547,960
8.250% due 05/15/36	81,346,000,000	6,700,140
8.375% due 03/15/34	40,970,000,000	3,374,533
8.750% due 05/15/31	38,119,000,000	3,281,592

		26,980,756

Macedonia - 6.6%

Macedonia Government
3.975% due 07/24/21 ~	EUR 37,658,000	48,804,061
4.875% due 12/01/20 ~	15,709,000	20,730,939

		69,535,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

New Zealand - 6.9%

New Zealand Government
2.000% due 09/20/25 ^ ~	NZD 4,634,478	$3,455,312
2.500% due 09/20/35 ^ ~	66,839,165	52,653,877
3.000% due 09/20/30 ^ ~	20,553,196	17,025,531

		73,134,720

Serbia - 11.7%

Serbia Treasury
5.750% due 07/21/23	RSD 5,519,210,000	58,659,414
6.000% due 02/22/19	458,030,000	4,788,031
10.000% due 03/02/18	902,750,000	9,298,554
10.000% due 03/20/21	716,450,000	8,490,398
10.000% due 06/05/21	790,410,000	9,463,042
10.000% due 09/11/21	78,930,000	952,749
10.000% due 02/05/22	2,573,600,000	31,434,450

		123,086,638

Sri Lanka - 7.9%

Sri Lanka Government
8.000% due 11/15/18	LKR 1,769,960,000	11,461,362
8.000% due 11/01/19	45,000,000	286,024
8.500% due 05/01/19	130,000,000	838,126
8.750% due 10/15/18	817,000,000	5,315,588
9.000% due 05/01/21	336,000,000	2,147,237
9.250% due 05/01/20	735,100,000	4,760,723
9.450% due 10/15/21	535,000,000	3,457,797
10.000% due 10/01/22	1,133,250,000	7,398,107
10.250% due 03/15/25	1,499,520,000	9,853,624
10.600% due 07/01/19	142,040,000	943,380
10.600% due 09/15/19	699,000,000	4,646,569
10.750% due 03/01/21	1,097,000,000	7,341,882
11.000% due 08/01/21	441,980,000	2,980,333
11.000% due 08/01/24	86,000,000	586,744
11.000% due 08/01/25	38,000,000	259,983
11.000% due 06/01/26	331,010,000	2,264,809
11.200% due 07/01/22	200,200,000	1,363,379
11.200% due 09/01/23	11,000,000	75,231
11.400% due 01/01/24	467,000,000	3,234,953
11.500% due 12/15/21	1,684,000,000	11,622,189
11.500% due 05/15/23	30,000,000	207,338
11.500% due 08/01/26	336,000,000	2,368,666

		83,414,044

Suriname - 0.6%

Republic of Suriname 9.250% due 10/26/26 ~	$5,740,000	6,199,200

Thailand - 1.8%

Thailand Government 1.250% due 03/12/28 ^ ~	THB 650,927,278	19,429,920

Total Foreign Government Bonds & Notes (Cost $548,042,830)		591,350,096

SHORT-TERM INVESTMENTS - 25.7%

Foreign Government Issues - 9.1%

Egypt Treasury Bills (Egypt)
18.319% due 04/03/18	EGP 24,775,000	1,335,867
18.439% due 05/08/18	27,475,000	1,459,899
18.451% due 05/15/18	95,375,000	5,050,444
18.470% due 05/22/18	95,625,000	5,046,354
18.570% due 05/29/18	51,575,000	2,712,433
18.620% due 04/10/18	20,775,000	1,119,226
18.690% due 02/13/18	15,375,000	845,590
18.699% due 04/24/18	27,275,000	1,459,286

	Principal Amount	Value

18.700% due 04/17/18	EGP 9,450,000	$507,349
18.701% due 05/29/18	9,425,000	495,680
18.709% due 03/13/18	3,925,000	213,835
18.724% due 03/27/18	5,725,000	308,690
18.741% due 05/01/18	28,200,000	1,503,585
18.750% due 04/17/18	36,425,000	1,955,574
18.791% due 02/13/18	12,000,000	659,973
18.799% due 02/06/18	31,000,000	1,718,622
18.800% due 04/17/18	44,425,000	2,385,075
18.801% due 04/17/18	34,375,000	1,845,514
18.849% due 02/13/18	13,625,000	749,344
18.899% due 04/24/18	81,225,000	4,345,757
18.948% due 03/20/18	30,500,000	1,655,942
18.949% due 04/10/18	72,475,000	3,904,495
19.239% due 03/13/18	98,325,000	5,356,760
19.252% due 03/06/18	114,850,000	6,278,691
19.310% due 03/06/18	27,225,000	1,488,353
19.399% due 02/20/18	25,625,000	1,410,674
19.491% due 03/06/18	27,225,000	1,488,353
20.690% due 01/02/18	2,700,000	151,856
20.891% due 01/02/18	2,700,000	151,856
21.101% due 01/09/18	10,225,000	575,033
22.350% due 01/16/18	33,275,000	1,864,586
Georgia Treasury Bills (Georgia)
6.708% due 05/03/18	GEL 303,000	113,771
6.750% due 04/05/18	1,520,000	573,888
6.913% due 05/10/18	300,000	112,477
6.953% due 06/14/18	1,446,000	538,524
6.994% due 12/06/18	3,530,000	1,270,868
7.181% due 07/19/18	3,129,000	1,157,309
7.636% due 02/01/18	110,000	42,056
Nigeria Treasury Bills (Nigeria)
1.000% due 04/12/18	NGN 1,964,830,000	5,245,196
1.000% due 07/19/18	516,300,000	1,325,272
18.898% due 03/15/18	220,440,000	596,517
19.004% due 09/13/18	117,590,000	293,015
19.006% due 09/20/18	617,590,000	1,542,254
19.047% due 06/07/18	346,639,000	901,887
19.138% due 06/21/18	462,190,000	1,194,703
19.238% due 04/19/18	1,102,210,000	2,933,409
19.302% due 07/05/18	508,620,000	1,306,475
19.303% due 07/12/18	184,960,000	473,598
19.374% due 06/14/18	808,820,000	2,097,225
19.506% due 06/21/18	808,830,000	2,090,724
19.545% due 05/03/18	462,390,000	1,222,938
19.555% due 05/03/18	843,990,000	2,232,201
19.750% due 04/05/18	1,272,390,000	3,406,948
20.496% due 08/16/18	123,520,000	311,233
20.693% due 09/13/18	531,120,000	1,323,463
Qatar Central Bank Bills 0.865% due 01/03/18	QAR 10,660,000	2,896,232

		95,246,879

Repurchase Agreement - 14.5%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $152,845,352; collateralized by U.S. Treasury Notes: 1.375% due 06/30/23 - 09/30/23 and value $155,903,439)	$152,841,956	152,841,956

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

U.S. Treasury Bills - 2.1%

1.099% due 01/11/18 ‡	$11,000,000	$10,996,776
1.132% due 01/18/18 ‡	4,250,000	4,247,670
1.291% due 03/01/18 ‡	7,000,000	6,985,705

		22,230,151

Total Short-Term Investments (Cost $269,841,158)		270,318,986

TOTAL INVESTMENTS - 95.8% (Cost $959,387,476)		1,006,914,049

DERIVATIVES - (2.7%)
(See Notes (g) through (l) in Notes to Schedule of Investments)		(28,906,456)

OTHER ASSETS & LIABILITIES, NET - 6.9%		73,274,750

NET ASSETS - 100.0%		$1,051,282,343

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	56.2%
Short-Term Investments	25.7%
Common Stocks	7.9%
Senior Loan Notes	3.6%
Others (each less than 3.0%)	2.4%

	95.8%
Derivatives	(2.7%	)
Other Assets & Liabilities, Net	6.9%

	100.0%

(b)	As of December 31, 2017, the Fund’s composition by country of risk as a percentage of net assets was as follows:

United States (Includes Short-Term Investments)	16.7%
Serbia	11.7%
Sri Lanka	7.9%
New Zealand	6.9%
Macedonia	6.6%
Iceland	6.4%
Egypt	5.6%
Cyprus	3.9%
El Salvador	3.8%
Dominican Republic	3.3%
Others (each less than 3.0%)	23.0%

	95.8%
Derivatives	(2.7%	)
Other Assets & Liabilities, Net	6.9%

	100.0%

(c)	As of December 31, 2017, investments with a total aggregate value of $30,363,003 were fully or partially segregated with broker(s)/ custodian as collateral for reverse repurchase agreements, open futures contracts, forward volatility agreements, forward foreign currency contracts, option contracts and swap agreements.

(d)	Investments with a total aggregate value of $38,059,425 or 3.6% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(e)	The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the year ended December 31, 2017 was $2,033,765 at a weighted average interest rate of 1.900%.

(f)	A reverse repurchase agreement outstanding as of December 31, 2017 was as follows:

Counter- party	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
JPM	Australian Government 3.000% due 03/21/47	1.900%	10/17/17	NA (1)	NA (1)	AUD 9,897,654	($7,722,648)

(1)	The reverse repurchase agreement has an open maturity date and can be terminated at any time by either party.

(g)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Short Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Brent Crude	01/18	257	$16,257,857	$17,185,590	($927,733)
SGX MSCI Index	01/18	463	13,380,861	13,435,291	(54,430)
U.S. 5-Year Interest Rate Swap	03/18	25	2,466,212	2,465,430	782
WTI Crude	04/18	1,174	67,356,431	70,756,980	(3,400,549)

Total Futures Contracts					($4,381,930)

(h)	Forward Volatility Agreements outstanding as of December 31, 2017 were as follows:

Description	Exercise Volatility Rate	Notional Amount	Expiration Date	Counterparty	Unrealized Appreciation (Depreciation)
Call & Put - EUR/USD 9-Month vs. 1-Year	8.625%	EUR 18,422,000	03/22/19	DUB	($180,631)
Call & Put - CAD/USD 9-Month vs. 1-Year	8.450%	$9,581,342	03/26/19	BNP	(60,497)
Call & Put - CAD/USD 9-Month vs. 1-Year	8.625%	18,425,658	03/28/19	DUB	(140,956)
Call & Put - CHF/USD 1-Year vs. 1-Year	8.575%	18,426,000	06/14/19	DUB	(34,457)
Call & Put - CHF/USD 1-Year vs. 1-Year	8.350%	9,581,000	06/19/19	BNP	(124)
Call & Put - EUR/USD 1-Year vs. 1-Year	8.550%	EUR 9,211,000	06/20/19	BNP	(65,471)

Total Forward Volatility Agreements					($482,136)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(i)	Forward foreign currency contracts outstanding as of December 31, 2017 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
AED	50,728,000	USD	13,739,978	02/18	BNP	$69,565
ARS	243,609,700	USD	13,642,104	01/18	BNP	(645,639)
ARS	37,562,985	USD	2,073,012	01/18	DUB	(76,574)
ARS	242,239,000	USD	13,103,543	02/18	BNP	(398,144)
ARS	42,710,000	USD	2,301,185	02/18	CIT	(68,691)
ARS	51,950,000	USD	2,798,276	02/18	SCB	(70,987)
ARS	37,562,985	USD	1,992,731	03/18	BNP	(57,991)
AUD	5,220,000	USD	3,986,462	02/18	JPM	86,531
AUD	57,253,084	USD	43,629,041	02/18	SCB	1,043,023
AUD	20,148,000	USD	15,144,708	04/18	DUB	572,576
COP	14,275,430,000	USD	4,866,347	01/18	BNP	(91,471)
COP	25,000,000,000	USD	8,254,230	01/18	BNP	112,464
COP	11,886,917,000	USD	3,908,242	01/18	CIT	64,782
COP	22,303,520,000	USD	7,361,500	01/18	SCB	102,769
COP	46,980,443,000	USD	15,504,589	02/18	BNP	178,769
COP	23,129,800,000	USD	7,632,590	02/18	CIT	96,771
COP	90,465,180,000	USD	29,691,329	02/18	SCB	520,478
COP	23,129,777,433	USD	7,637,119	03/18	DUB	73,925
CZK	26,487,000	EUR	1,037,485	02/18	DUB	(1,096)
CZK	285,951,000	EUR	11,217,861	03/18	GSC	(40,049)
CZK	1,085,708,000	EUR	42,545,726	03/18	JPM	(102,359)
CZK	924,548,000	EUR	36,143,393	05/18	JPM	(16,690)
DOP	104,151,000	USD	2,134,242	01/18	CIT	9,120
EUR	3,651,833	HUF	1,134,708,000	01/18	SCB	814
EUR	11,006,772	HUF	3,421,345,000	02/18	BNP	(2,214)
EUR	14,810,533	HUF	4,633,922,000	02/18	GSC	(117,603)
EUR	6,341,718	HUF	1,988,494,000	03/18	GSC	(65,161)
EUR	8,592,876	USD	10,220,109	01/18	DUB	103,751
EUR	4,382,000	USD	5,113,794	01/18	SCB	146,436
EUR	9,853,229	USD	11,735,317	03/18	JPM	136,933
EUR	492,400	USD	579,210	06/18	SCB	17,636
HUF	646,500,000	EUR	2,067,913	02/18	BNP	14,764
ILS	184,990,000	USD	52,817,082	02/18	GSC	418,675
INR	1,640,261,000	USD	24,973,523	02/18	SCB	601,607
INR	242,500,000	USD	3,755,323	03/18	BNP	14,312
INR	241,200,000	USD	3,734,324	03/18	DUB	14,701
INR	242,500,000	USD	3,755,033	03/18	GSC	14,603
INR	489,700,000	USD	7,583,737	03/18	JPM	27,779
INR	435,100,000	USD	6,732,586	03/18	UBS	30,561
KRW	2,980,823,999	USD	2,758,234	01/18	BNP	35,334
KRW	14,381,700,000	USD	12,710,296	01/18	CIT	768,093
KRW	11,691,700,000	USD	10,329,269	01/18	DUB	628,078
KRW	5,504,200,000	USD	4,849,088	01/18	GSC	310,064
KZT	677,506,000	USD	1,974,347	01/18	GSC	52,378
KZT	1,186,515,000	USD	3,440,670	02/18	CIT	89,338
KZT	2,582,494,000	USD	7,569,164	02/18	GSC	134,082
KZT	4,947,377,000	USD	14,544,906	02/18	SCB	212,181
KZT	502,854,000	USD	1,432,632	03/18	JPM	57,372
KZT	3,592,435,000	USD	10,388,423	03/18	SCB	269,878
KZT	579,471,000	USD	1,723,334	04/18	DUB	(8,339)
KZT	2,623,310,000	USD	7,631,204	04/18	DUB	99,012
KZT	1,615,024,041	USD	4,736,141	04/18	GSC	29,467
KZT	2,087,225,000	USD	6,103,889	05/18	DUB	28,044
KZT	3,400,349,000	USD	9,879,471	05/18	GSC	123,674
KZT	3,540,190,667	USD	10,190,893	05/18	SCB	204,393
KZT	869,000,000	USD	2,525,429	06/18	CIT	14,617
KZT	531,924,064	USD	1,552,157	06/18	SCB	4,537
KZT	181,564,936	USD	523,242	07/18	DUB	4,977
KZT	883,646,538	USD	2,510,359	08/18	DUB	39,365
MAD	7,413,000	USD	730,345	06/18	BNP	41,578
MAD	10,815,000	USD	1,058,012	06/18	SCB	67,557
MAD	88,546,000	USD	8,766,931	07/18	SCB	407,043
MAD	57,585,000	USD	5,822,548	12/18	BNP	35,389
MAD	30,301,000	USD	3,062,873	12/18	SCB	19,893
PEN	30,978,000	USD	9,413,447	01/18	BNP	133,696
PEN	20,148,000	USD	6,195,572	01/18	GSC	16,647
PEN	23,725,000	USD	7,247,594	01/18	SCB	63,272
PEN	8,130,000	USD	2,484,415	02/18	BNP	17,577

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
PEN	59,649,000	USD	18,118,831	03/18	BNP	$223,284
PEN	4,132,000	USD	1,274,404	03/18	DUB	(3,606)
PEN	87,980,000	USD	26,815,714	03/18	SCB	237,280
PHP	140,850,000	USD	2,714,134	01/18	BNP	106,250
PHP	149,400,000	USD	2,875,565	01/18	DUB	116,025
PHP	21,400,000	USD	421,675	02/18	BNP	6,773
PHP	505,000,000	USD	9,676,183	02/18	DUB	434,394
PHP	568,800,000	USD	10,852,373	02/18	UBS	535,541
PLN	15,756,000	EUR	3,690,844	01/18	SCB	91,099
PLN	57,707,000	EUR	13,536,076	02/18	BNP	309,042
PLN	58,240,000	EUR	13,717,618	02/18	GSC	232,563
PLN	27,021,000	EUR	6,396,201	03/18	GSC	61,184
QAR	10,650,410	USD	2,890,206	01/18	SCB	34,996
RSD	697,227,000	EUR	5,675,331	01/18	DUB	252,773
RSD	133,823,000	EUR	1,087,038	03/18	DUB	44,546
RSD	661,294,552	EUR	5,444,994	04/18	CIT	102,721
RSD	172,705,000	EUR	1,392,444	04/18	DUB	67,118
RSD	270,611,000	EUR	2,192,958	09/18	CIT	52,522
RSD	2,120,584,000	EUR	17,118,463	09/18	DUB	503,538
RSD	343,609,000	EUR	2,789,278	10/18	DUB	54,405
RUB	204,001,000	USD	3,411,388	01/18	BOA	123,579
RUB	277,808,000	USD	4,475,721	02/18	BNP	314,155
RUB	462,491,000	USD	7,461,037	02/18	BOA	513,084
RUB	3,941,674,000	USD	65,041,830	02/18	CSF	2,959,332
RUB	2,132,307,000	USD	35,673,981	03/18	CSF	930,982
RUB	41,170,000	USD	692,107	04/18	BOA	13,474
RUB	152,774,000	USD	2,519,360	04/18	GSC	98,916
SEK	95,060,000	EUR	9,549,856	01/18	DUB	130,258
SEK	91,443,000	EUR	9,376,173	02/18	GSC	(102,325)
SEK	107,709,000	EUR	10,808,805	03/18	DUB	163,083
SEK	77,780,000	EUR	7,815,634	04/18	DUB	105,183
SGD	32,201,000	USD	23,817,143	03/18	GSC	284,359
THB	457,880,000	USD	13,962,317	02/18	DUB	106,133
THB	180,252,070	USD	5,423,562	03/18	CIT	117,669
THB	330,354,728	USD	9,960,509	03/18	DUB	195,005
THB	301,481,865	USD	9,026,050	03/18	JPM	241,867
THB	1,450,000	USD	44,660	05/18	DUB	(49)
THB	32,630,121	USD	986,549	05/18	DUB	17,354
THB	141,504,000	USD	4,278,924	05/18	SCB	74,609
TRY	47,223,813	USD	12,157,293	01/18	GSC	248,783
TRY	25,391,000	USD	6,494,344	02/18	GSC	120,785
TRY	71,241,187	USD	17,889,834	03/18	GSC	538,822
TRY	21,600,000	USD	5,431,025	03/18	SCB	146,713
UGX	5,102,555,000	USD	1,364,320	01/18	CIT	35,710
UGX	2,157,000,000	USD	579,527	02/18	SCB	5,531
UGX	7,394,805,000	USD	1,980,928	03/18	CIT	7,889
USD	66,662,955	AED	250,929,000	02/18	BNP	(1,647,023)
USD	3,787,162	AED	14,000,000	05/19	SCB	(14,150)
USD	2,726,094	AED	10,092,000	07/19	BNP	(12,854)
USD	2,909,994	AED	10,776,000	07/19	SCB	(14,590)
USD	5,950,521	BHD	2,285,000	09/19	BOA	(17,981)
USD	4,169,483	BHD	1,604,000	09/19	SCB	(19,413)
USD	4,423,026	BHD	1,703,000	10/19	BOA	(20,123)
USD	15,255,359	BHD	5,862,000	10/19	SCB	(47,847)
USD	3,816,199	BHD	1,470,000	11/19	BOA	(17,814)
USD	8,658,392	CLP	5,476,000,000	02/18	BNP	(239,756)
USD	1,663,481	CLP	1,060,020,000	02/18	SCB	(58,584)
USD	22,675,242	EUR	19,120,300	01/18	DUB	(296,729)
USD	5,976,556	EUR	5,039,000	01/18	JPM	(69,484)
USD	35,875,354	EUR	30,115,216	01/18	SCB	(275,484)
USD	81,704,858	EUR	69,287,010	02/18	GSC	(1,575,191)
USD	80,981,031	EUR	68,623,990	02/18	SCB	(1,529,071)
USD	10,559,676	EUR	8,855,000	03/18	DUB	(115,013)
USD	20,750,765	EUR	17,670,000	03/18	GSC	(529,592)
USD	81,853,886	EUR	68,558,020	03/18	JPM	(784,686)
USD	37,701,447	EUR	32,166,000	03/18	SCB	(1,019,719)
USD	19,601,873	EUR	16,477,839	04/18	JPM	(282,736)
USD	13,075,676	EUR	10,996,604	04/18	SCB	(199,724)
USD	22,388,355	EUR	18,757,000	05/18	JPM	(297,614)
USD	38,619,630	EUR	32,420,777	05/18	SCB	(610,417)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation (Depreciation)
USD	876,037	EUR	763,032	06/18	BNP	($48,540)
USD	5,422,676	EUR	4,664,619	06/18	DUB	(229,511)
USD	6,128,844	EUR	5,170,085	06/18	SCB	(137,857)
USD	7,477,588	JPY	843,285,000	01/18	SCB	(8,914)
USD	3,167,856	JPY	359,889,000	02/18	GSC	(31,650)
USD	2,734,231	KRW	3,108,000,000	01/18	BNP	(178,525)
USD	4,532,427	KRW	5,133,200,000	01/18	GSC	(278,358)
USD	2,292,980	KRW	2,596,800,000	01/18	JPM	(140,715)
USD	14,889,914	KRW	17,082,454,000	01/18	SCB	(1,119,422)
USD	8,719,860	KRW	9,774,400,000	02/18	BNP	(442,459)
USD	870,956	KRW	944,900,000	02/18	GSC	(14,748)
USD	22,889,372	KRW	25,734,600,000	02/18	UBS	(1,233,017)
USD	533,525	NZD	770,000	02/18	GSC	(11,972)
USD	8,463,496	NZD	12,400,000	02/18	JPM	(321,132)
USD	68,384,409	NZD	99,639,040	02/18	SCB	(2,197,196)
USD	10,513,305	NZD	15,075,000	03/18	GSC	(160,852)
USD	16,521,735	NZD	23,866,000	03/18	SCB	(377,278)
USD	11,945,594	NZD	17,385,708	04/18	DUB	(361,223)
USD	18,370,012	OMR	7,596,000	01/19	BNP	(1,006,185)
USD	15,544,304	OMR	6,140,000	04/19	BNP	(53,471)
USD	7,784,191	OMR	3,102,000	05/19	BNP	(82,492)
USD	3,992,320	OMR	1,601,000	05/19	SCB	(61,597)
USD	11,279,478	OMR	4,496,000	06/19	SCB	(99,545)
USD	53,354,577	OMR	21,678,000	08/19	BNP	(1,263,986)
USD	2,724,587	QAR	10,650,410	01/18	SCB	(200,615)
USD	2,394,038	QAR	8,834,000	12/18	BNP	(27,487)
USD	8,112,871	QAR	30,166,000	12/18	SCB	(156,924)
USD	2,308,370	QAR	8,515,000	01/19	BNP	(25,248)
USD	2,883,165	QAR	10,650,410	01/19	SCB	(35,683)
USD	3,703,817	SGD	5,018,671	03/18	GSC	(52,012)
USD	6,086,838	THB	201,100,000	02/18	DUB	(90,824)
USD	5,208,158	THB	180,252,070	03/18	CIT	(333,072)
USD	9,557,644	THB	330,354,728	03/18	DUB	(597,870)
USD	8,790,682	THB	301,481,865	03/18	JPM	(477,235)
USD	986,549	THB	32,630,121	05/18	DUB	(17,354)
USD	4,278,924	THB	141,504,000	05/18	SCB	(74,609)
USD	3,590,484	ZAR	49,184,000	01/18	GSC	(376,860)
USD	20,112,435	ZAR	277,308,000	02/18	GSC	(2,162,731)
USD	2,254,343	ZAR	31,146,000	03/18	GSC	(236,950)
USD	3,820,142	ZAR	53,333,000	05/18	BNP	(408,184)
USD	6,431,763	ZAR	90,392,000	06/18	SCB	(703,298)
USD	6,155,551	ZAR	86,387,000	06/18	UBS	(663,377)
UYU	16,026,000	USD	532,956	01/18	CIT	23,212
UYU	130,224,293	USD	4,390,570	02/18	CIT	118,582
UYU	313,279,000	USD	10,489,248	04/18	CIT	197,715
UYU	104,240,000	USD	3,461,973	05/18	CIT	83,003
UYU	140,747,000	USD	4,662,040	06/18	CIT	89,371
UYU	105,870,000	USD	3,462,067	08/18	CIT	76,755
UYU	142,000,000	USD	4,616,385	09/18	CIT	102,399
UYU	142,680,000	USD	4,615,982	10/18	CIT	100,628
UYU	174,980,000	USD	5,631,799	11/18	CIT	116,622

Total Forward Foreign Currency Contracts						($7,817,064)

(j)	Purchased options outstanding as of December 31, 2017 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - CNH versus USD	CNH 7.12	03/08/18	BNP	$4,700,000	$118,440	$940
Call - CNH versus USD	7.15	03/12/18	DUB	2,725,000	70,087	545
Call - CNH versus USD	7.06	03/27/18	BNP	46,900,000	1,034,731	9,380
Call - CNH versus USD	7.06	03/27/18	GSC	23,400,000	521,016	4,680
Call - CNH versus USD	7.45	11/09/18	CIT	44,200,000	168,844	53,040
Call - CNH versus USD	7.45	11/09/18	JPM	40,330,000	151,641	48,396
Call - CNH versus USD	7.40	11/12/18	BOA	43,700,000	182,010	56,810
Call - CNH versus USD	7.40	11/12/18	DUB	9,930,000	40,514	13,902
Call - CNH versus USD	7.40	11/12/18	GSC	30,900,000	127,092	40,170
Call - EUR versus USD	$0.87	02/24/22	GSC	38,670,000	773,013	181,749

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - EUR versus USD	$0.88	02/28/22	BNP	$38,644,000	$730,372	$200,949
Call - EUR versus USD	0.88	05/16/22	CIT	12,250,000	95,611	66,150

					4,013,371	676,711

Put - SEK versus EUR	SEK 9.52	01/16/18	UBS	EUR 19,544,000	381,105	7,035
Put - SEK versus EUR	9.53	01/16/18	DUB	15,372,000	288,610	5,533

					669,715	12,568

Total Foreign Currency Options					$4,683,086	$689,279

Options on Indices

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Notional Amount	Cost	Value
Call - FTSE 100	GBP 6,275.00	02/15/22	GSC	711	GBP 4,461,525	$1,011,458	$1,188,641

Total Purchased Options						$5,694,544	$1,877,920

(k)	Premiums received and value of written options outstanding as of December 31, 2017 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - CNH versus USD	CNH 7.12	03/08/18	BNP	$4,700,000	$47,000	($940)
Call - CNH versus USD	7.15	03/12/18	DUB	2,725,000	28,034	(545)
Call - CNH versus USD	7.06	03/27/18	BNP	46,900,000	750,040	(9,380)
Call - CNH versus USD	7.06	03/27/18	GSC	23,400,000	351,154	(4,680)

					$1,176,228	($15,545)

Total Written Options					$1,176,228	($15,545)

(l)	Swap agreements outstanding as of December 31, 2017 were as follows:

Credit Default Swaps on Sovereign Issues – Buy Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/17 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	Q	1.000%	03/20/18	CIT	0.114%	$23,998,000	($55,663)	$2,087,266	($2,142,929)
Lebanon Government	Q	5.000%	03/20/18	JPM	3.865%	2,326,000	(9,760)	(98,959)	89,199
Bulgaria Government	Q	1.000%	06/20/18	BNP	0.126%	2,490,000	(11,221)	14,533	(25,754)
Croatia Government	Q	1.000%	06/20/18	BNP	0.115%	5,040,000	(22,986)	410,400	(433,386)
Croatia Government	Q	1.000%	06/20/18	CIT	0.115%	15,660,000	(71,420)	1,471,849	(1,543,269)
Bulgaria Government	Q	1.000%	12/20/18	BNP	0.170%	3,000,000	(25,338)	32,623	(57,961)
Lebanon Government	Q	5.000%	12/20/18	GSC	4.395%	7,382,000	(54,769)	(413,485)	358,716
Poland Government	Q	1.000%	09/20/19	BOA	0.099%	5,360,000	(84,608)	(91,861)	7,253
Croatia Government	Q	1.000%	03/20/20	BNP	0.380%	4,255,000	(59,276)	327,874	(387,150)
Croatia Government	Q	1.000%	06/20/20	CIT	0.432%	282,000	(3,991)	21,105	(25,096)
Qatar Government	Q	1.000%	12/20/20	GSC	0.691%	22,380,000	(206,874)	338,571	(545,445)
Qatar Government	Q	1.000%	06/20/21	CIT	0.781%	7,993,760	(61,239)	48,981	(110,220)
Qatar Government	Q	1.000%	06/20/21	GSC	0.781%	8,006,000	(61,333)	44,716	(106,049)
Oman Government	Q	1.000%	06/20/22	BOA	1.955%	7,260,000	286,276	354,529	(68,253)
Oman Government	Q	1.000%	12/20/22	BOA	2.200%	5,808,000	315,795	327,685	(11,890)
Qatar Government	Q	1.000%	12/20/22	GSC	1.009%	4,650,000	452	(41,238)	41,690
South Africa Government	Q	1.000%	12/20/22	JPM	1.567%	6,750,000	174,404	631,672	(457,268)
South Africa Government	Q	1.000%	03/20/23	BNP	1.650%	50,000,000	1,547,020	4,657,747	(3,110,727)
Qatar Government	Q	1.000%	12/20/23	GSC	1.174%	18,011,000	165,515	36,676	128,839
Qatar Government	Q	1.000%	09/20/24	GSC	1.265%	2,390,000	37,590	(2,072)	39,662
South Africa Government	Q	1.000%	12/20/25	BNP	2.235%	23,341,000	1,951,166	4,299,914	(2,348,748)

							3,749,740	14,458,526	(10,708,786)

				Exchange

South Africa Government	Q	1.000%	06/20/21	ICE	1.055%	17,160,000	25,546	1,701,512	(1,675,966)
Chile Government	Q	1.000%	12/20/22	ICE	0.489%	30,900,000	(751,653)	(643,547)	(108,106)
Colombia Government	Q	1.000%	12/20/22	ICE	1.052%	26,980,000	55,354	349,669	(294,315)
Malaysia Government	Q	1.000%	12/20/22	ICE	0.592%	85,390,000	(1,650,190)	(1,191,200)	(458,990)
Mexico Government	Q	1.000%	12/20/22	ICE	1.062%	65,500,000	166,414	450,294	(283,880)
Qatar Government	Q	1.000%	12/20/22	ICE	1.009%	18,311,496	1,780	196	1,584
Russian Government	Q	1.000%	12/20/22	ICE	1.185%	63,809,000	519,129	1,481,813	(962,684)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/17 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
South Africa Government	Q	1.000%	06/20/27	ICE	2.472%	$2,200,000	$239,984	$302,627	($62,643)
Colombia Government	Q	1.000%	12/20/27	ICE	1.954%	25,900,000	1,960,466	2,853,810	(893,344)
Qatar Government	Q	1.000%	12/20/27	ICE	1.475%	537,000	21,145	24,184	(3,039)
Qatar Government	Q	1.000%	12/20/27	ICE	1.487%	2,377,704	94,249	101,797	(7,548)

							682,224	5,431,155	(4,748,931)

Total Credit Default Swaps on Sovereign Issues – Buy Protection							$4,431,964	$19,889,681	($15,457,717)

Credit Default Swaps on Sovereign Issues – Sell Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/17 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Turkey Government	Q	1.000%	06/20/20	BNP	0.864%	$4,153,000	$15,036	($209,755)	$224,791
Turkey Government	Q	1.000%	06/20/20	GSC	0.864%	5,310,000	19,224	(224,746)	243,970
Turkey Government	Q	1.000%	12/20/22	BNP	1.642%	10,543,000	(307,857)	(392,685)	84,828
Turkey Government	Q	1.000%	12/20/26	BNP	2.442%	25,035,678	(2,659,765)	(4,254,172)	1,594,407
Turkey Government	Q	1.000%	12/20/26	GSC	2.442%	5,109,322	(542,809)	(873,389)	330,580
Turkey Government	Q	1.000%	12/20/27	GSC	2.548%	19,889,000	(2,443,452)	(2,941,270)	497,818

							($5,919,623)	($8,896,017)	$2,976,394

Credit Default Swaps on Credit Indices – Buy Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX EM 28 5Y	Q	1.000%	12/20/22	ICE	$970,000	$8,446	$41,855	($33,409)
iTraxx FINSNR 28 5Y	Q	1.000%	12/20/22	ICE	EUR 51,830,000	(1,742,845)	(1,375,513)	(367,332)

						($1,734,399)	($1,333,658)	($400,741)

Total Credit Default Swaps						($3,222,058)	$9,660,006	($12,882,064)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Cross Currency Swaps – Pay Floating Rate

Notional Amount on Floating Rate (Currency Delivered)	Notional Amount on Fixed Rate (Currency Received)	Payment Frequency	Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CLP 8,745,355,962	CLF 327,985	S	6-Month Sinacofi CLP	GSC	0.885%	10/04/22	($80,945)	$-	($80,945)
8,745,936,495	327,985	S	6-Month Sinacofi CLP	GSC	0.900%	10/05/22	(69,945)	-	(69,945)
4,373,273,488	163,993	S	6-Month Sinacofi CLP	GSC	0.900%	10/06/22	(34,792)	-	(34,792)
8,748,812,924	327,985	S	6-Month Sinacofi CLP	GSC	0.920%	10/11/22	(53,592)	-	(53,592)
3,811,832,258	143,068	S	6-Month Sinacofi CLP	GSC	0.910%	10/26/22	(24,060)	-	(24,060)
1,524,333,853	57,227	S	6-Month Sinacofi CLP	GSC	0.950%	10/28/22	(4,339)	-	(4,339)
7,814,337,140	292,098	S	6-Month Sinacofi CLP	GSC	0.960%	12/04/22	(5,305)	-	(5,305)
1,595,085,377	59,612	S	6-Month Sinacofi CLP	GSC	0.950%	12/05/22	(2,262)	-	(2,262)

							($275,240)	$-	($275,240)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Cross Currency Swaps – Receive Floating Rate

Notional Amount on Fixed Rate (Currency Delivered)	Notional Amount on Floating Rate (Currency Received)	Payment Frequency	Floating Rate Index	Counter- party	Fixed rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
KRW 9,485,800,000	$8,366,379	S	6-Month USD-LIBOR	BNP	1.095%	03/02/20	($417,304)	$-	($417,304)
7,239,100,000	6,254,083	S	6-Month USD-LIBOR	BNP	1.190%	03/08/20	(465,726)	-	(465,726)
9,348,500,000	8,394,093	S	6-Month USD-LIBOR	BNP	1.230%	03/31/20	(288,408)	-	(288,408)
5,504,200,000	4,850,026	S	6-Month USD-LIBOR	BNP	1.180%	04/20/20	(255,106)	-	(255,106)

							($1,426,544)	$-	($1,426,544)

Total Cross Currency Swaps							($1,701,784)	$-	($1,701,784)

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/Floating Rate	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day INR-MIBOR	S/S	BOA	6.120%	06/14/22	INR 3,050,500,000	($903,047)	$-	($903,047)
1-Day INR-MIBOR	S/S	BOA	6.093%	06/15/22	1,255,800,000	(393,294)	-	(393,294)
1-Day INR-MIBOR	S/S	GSC	6.100%	06/15/22	890,414,000	(274,816)	-	(274,816)
1-Day INR-MIBOR	S/S	GSC	6.120%	06/19/22	621,400,000	(184,900)	-	(184,900)
1-Day INR-MIBOR	S/S	SCB	6.130%	06/19/22	486,700,000	(141,873)	-	(141,873)
1-Day INR-MIBOR	S/S	JPM	6.160%	06/21/22	164,052,000	(44,907)	-	(44,907)
1-Day INR-MIBOR	S/S	CIT	6.120%	06/29/22	921,000,000	(275,469)	-	(275,469)
1-Day INR-MIBOR	S/S	CIT	6.135%	06/29/22	454,400,000	(131,791)	-	(131,791)
1-Day INR-MIBOR	S/S	BOA	6.150%	06/29/22	849,600,000	(238,712)	-	(238,712)
1-Day INR-MIBOR	S/S	GSC	6.155%	06/29/22	853,000,000	(237,090)	-	(237,090)
1-Day INR-MIBOR	S/S	SCB	6.095%	08/21/22	81,400,000	(27,047)	-	(27,047)
1-Day INR-MIBOR	S/S	DUB	6.100%	08/21/22	125,600,000	(40,155)	-	(40,155)
1-Day INR-MIBOR	S/S	DUB	6.685%	12/22/22	454,100,000	11,147	-	11,147
1-Day INR-MIBOR	S/S	BOA	6.688%	12/22/22	536,000,000	14,044	-	14,044
1-Day INR-MIBOR	S/S	SCB	6.675%	12/26/22	453,200,000	15,778	-	15,778
1-Day INR-MIBOR	S/S	JPM	6.685%	12/27/22	529,500,000	20,021	-	20,021
1-Day INR-MIBOR	S/S	DUB	6.700%	12/27/22	529,800,000	25,302	-	25,302

						(2,806,809)	-	(2,806,809)

		Exchange
28-Day MXN-TIIE	L/L	CME	6.827%	06/28/19	MXN 1,588,740,000	(1,447,070)	-	(1,447,070)
28-Day MXN-TIIE	L/L	CME	6.826%	07/01/19	1,571,700,000	(1,437,563)	-	(1,437,563)
28-Day MXN-TIIE	L/L	CME	7.005%	08/19/19	368,790,000	(300,143)	-	(300,143)
28-Day MXN-TIIE	L/L	CME	7.035%	08/19/19	368,790,000	(299,815)	-	(299,815)
28-Day MXN-TIIE	L/L	CME	6.998%	08/21/19	372,740,000	(314,758)	-	(314,758)
28-Day MXN-TIIE	L/L	CME	7.005%	08/22/19	312,150,000	(262,246)	-	(262,246)
28-Day MXN-TIIE	L/L	CME	7.030%	08/23/19	871,530,000	(716,420)	-	(716,420)
28-Day MXN-TIIE	L/L	CME	7.250%	10/21/19	96,740,000	(66,611)	386	(66,997)
28-Day MXN-TIIE	L/L	CME	7.300%	10/22/19	96,512,000	(62,292)	160	(62,452)
28-Day MXN-TIIE	L/L	CME	7.310%	10/22/19	193,470,000	(123,181)	2,694	(125,875)
28-Day MXN-TIIE	L/L	CME	7.370%	10/22/19	192,578,000	(112,379)	3,086	(115,465)
28-Day MXN-TIIE	L/L	CME	7.338%	10/24/19	581,110,000	(355,978)	-	(355,978)
28-Day MXN-TIIE	L/L	CME	7.700%	12/12/19	881,000,000	(256,797)	-	(256,797)
28-Day MXN-TIIE	L/L	CME	7.715%	12/13/19	866,400,000	(240,599)	-	(240,599)
28-Day MXN-TIIE	L/L	CME	7.915%	12/16/19	1,032,870,000	(96,712)	-	(96,712)
3-Month USD-LIBOR	Q/S	LCH	1.744%	07/31/20	$17,530,000	(85,016)	-	(85,016)
3-Month USD-LIBOR	Q/A	LCH	1.750%	07/31/20	4,127,000	(20,055)	-	(20,055)
3-Month USD-LIBOR	Q/S	LCH	1.739%	08/12/20	10,407,000	(55,309)	-	(55,309)
3-Month USD-LIBOR	Q/S	LCH	1.621%	08/14/20	11,070,000	(96,544)	-	(96,544)
3-Month USD-LIBOR	Q/S	LCH	1.680%	08/17/20	10,999,000	(77,656)	-	(77,656)
3-Month USD-LIBOR	Q/S	LCH	1.698%	08/19/20	16,954,000	(112,955)	-	(112,955)
3-Month USD-LIBOR	Q/S	LCH	1.545%	09/23/20	780,000	(9,595)	-	(9,595)
3-Month USD-LIBOR	Q/S	LCH	1.424%	10/28/20	5,660,000	(113,037)	-	(113,037)
3-Month USD-LIBOR	Q/S	LCH	1.426%	10/28/20	5,660,000	(112,625)	-	(112,625)
3-Month USD-LIBOR	Q/S	LCH	1.531%	11/05/20	11,670,000	(198,136)	-	(198,136)
3-Month USD-LIBOR	Q/S	LCH	1.540%	11/05/20	5,835,000	(97,580)	-	(97,580)
3-Month USD-LIBOR	Q/S	LCH	1.555%	11/09/20	5,647,000	(92,675)	-	(92,675)
3-Month USD-LIBOR	Q/S	LCH	1.668%	11/12/20	7,717,000	(101,981)	-	(101,981)
3-Month USD-LIBOR	Q/S	LCH	1.114%	02/23/21	3,447,000	(103,028)	-	(103,028)
3-Month USD-LIBOR	Q/S	LCH	1.168%	02/25/21	6,686,000	(187,556)	-	(187,556)
3-Month USD-LIBOR	Q/S	LCH	1.170%	02/25/21	3,343,000	(93,551)	-	(93,551)
3-Month USD-LIBOR	Q/S	LCH	1.272%	03/07/21	8,384,000	(208,397)	-	(208,397)
3-Month USD-LIBOR	Q/S	LCH	1.199%	09/01/21	14,410,000	(467,646)	-	(467,646)
3-Month USD-LIBOR	Q/S	LCH	1.212%	09/02/21	12,309,000	(393,643)	-	(393,643)
6-Month PLN-WIBOR	S/A	LCH	2.410%	12/13/21	PLN 11,352,000	7,743	-	7,743

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Floating Rate Index	Payment Frequency Fixed Rate/Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Q/S	LCH	1.963%	01/06/22	$8,810,000	($28,515)	($2,381)	($26,134)
6-Month PLN-WIBOR	S/A	LCH	2.460%	01/12/22	PLN 24,187,000	130,913	-	130,913
6-Month PLN-WIBOR	S/A	LCH	2.435%	01/13/22	25,016,000	126,603	-	126,603
3-Month USD-LIBOR	Q/S	LCH	1.882%	05/17/22	$4,500,000	(59,374)	-	(59,374)
6-Month EUR-LIBOR	S/A	LCH	0.250%	09/20/22	EUR 57,092,836	(52,821)	-	(52,821)
3-Month NZD Bank Bills	Q/S	LCH	4.053%	06/16/25	NZD 7,820,000	420,389	-	420,389
3-Month NZD Bank Bills	Q/S	LCH	3.805%	07/20/25	8,124,000	410,575	-	410,575
6-Month PLN-WIBOR	S/A	LCH	2.226%	07/28/26	PLN 17,620,000	(225,513)	-	(225,513)
6-Month PLN-WIBOR	S/A	LCH	2.220%	08/01/26	12,713,000	(165,197)	-	(165,197)
6-Month PLN-WIBOR	S/A	LCH	2.280%	09/21/26	4,602,000	(56,265)	-	(56,265)
6-Month PLN-WIBOR	S/A	LCH	2.300%	09/21/26	17,028,000	(200,361)	-	(200,361)
6-Month PLN-WIBOR	S/A	LCH	2.490%	10/13/26	4,867,000	(37,319)	-	(37,319)
6-Month PLN-WIBOR	S/A	LCH	2.460%	10/19/26	7,421,000	(62,057)	-	(62,057)
6-Month PLN-WIBOR	S/A	LCH	2.470%	10/19/26	4,947,000	(40,234)	-	(40,234)
6-Month PLN-WIBOR	S/A	LCH	2.430%	10/20/26	5,430,000	(49,219)	-	(49,219)
6-Month PLN-WIBOR	S/A	LCH	2.443%	10/20/26	7,421,000	(65,054)	-	(65,054)
6-Month PLN-WIBOR	S/A	LCH	2.470%	10/28/26	5,048,000	(41,918)	-	(41,918)
6-Month PLN-WIBOR	S/A	LCH	2.500%	10/31/26	7,573,000	(57,883)	-	(57,883)
6-Month PLN-WIBOR	S/A	LCH	2.560%	11/02/26	5,048,000	(31,602)	-	(31,602)
6-Month PLN-WIBOR	S/A	LCH	2.514%	11/04/26	27,767,000	(205,399)	-	(205,399)
6-Month PLN-WIBOR	S/A	LCH	2.540%	11/07/26	5,048,000	(34,527)	-	(34,527)
6-Month PLN-WIBOR	S/A	LCH	2.500%	11/08/26	5,049,000	(38,967)	-	(38,967)
6-Month PLN-WIBOR	S/A	LCH	2.516%	11/10/26	13,952,000	(103,331)	-	(103,331)
6-Month PLN-WIBOR	S/A	LCH	3.000%	02/08/27	17,586,000	148,796	-	148,796
3-Month USD-LIBOR	Q/S	LCH	2.225%	05/16/27	$5,900,000	(69,875)	(342)	(69,533)
6-Month AUD Bank Bills	S/S	LCH	2.660%	06/15/27	AUD 71,400,000	(498,559)	-	(498,559)
Eurostat Eurozone HICP	Z/Z	LCH	1.772%	08/15/42	EUR 4,672,000	(236,042)	-	(236,042)
Eurostat Eurozone HICP	Z/Z	LCH	1.775%	08/15/42	4,684,000	(230,746)	-	(230,746)
Eurostat Eurozone HICP	Z/Z	LCH	1.793%	08/15/42	4,573,000	(199,355)	-	(199,355)
Eurostat Eurozone HICP	Z/Z	LCH	1.847%	10/15/42	4,601,000	(128,204)	-	(128,204)
Eurostat Eurozone HICP	Z/Z	LCH	1.895%	08/04/47	1,231,000	(38,908)	-	(38,908)
Eurostat Eurozone HICP	Z/Z	LCH	1.885%	08/07/47	33,000	(1,176)	-	(1,176)

						(10,432,951)	3,603	(10,436,554)

Total Interest Rate Swaps – Pay Floating Rate						($13,239,760)	$3,603	($13,243,363)

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Payment Frequency Fixed Rate/Floating Rate	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7-Day CNY Fixing Repo	Q/Q	DUB	3.725%	12/01/19	CNY 103,745,000	$4,719	$-	$4,719
7-Day CNY Fixing Repo	Q/Q	BOA	3.730%	12/01/19	128,500,000	3,947	-	3,947
7-Day CNY Fixing Repo	Q/Q	DUB	3.730%	12/01/19	208,000,000	6,388	-	6,388
7-Day CNY Fixing Repo	Q/Q	SCB	3.730%	12/01/19	107,000,000	3,286	-	3,286
7-Day CNY Fixing Repo	Q/Q	GSC	3.715%	12/04/19	59,155,000	5,551	-	5,551
7-Day CNY Fixing Repo	Q/Q	MSC	3.730%	12/04/19	130,000,000	6,439	-	6,439
7-Day CNY Fixing Repo	Q/Q	BNP	3.770%	12/18/19	121,000,000	(17,227)	-	(17,227)
7-Day CNY Fixing Repo	Q/Q	SCB	3.783%	12/18/19	186,000,000	(33,693)	-	(33,693)
7-Day CNY Fixing Repo	Q/Q	JPM	3.815%	12/22/19	73,980,000	(11,526)	-	(11,526)
3-Month SAR-SAIBOR	A/Q	DUB	3.025%	08/02/20	SAR 64,450,000	(284,070)	-	(284,070)
3-Month SAR-SAIBOR	A/Q	GSC	2.160%	08/03/20	39,120,000	93,939	-	93,939
3-Month SAR-SAIBOR	A/Q	GSC	2.350%	08/12/20	38,879,000	39,070	-	39,070
3-Month SAR-SAIBOR	A/Q	GSC	2.395%	08/17/20	43,204,000	27,726	-	27,726
3-Month SAR-SAIBOR	A/Q	GSC	2.400%	08/17/20	40,793,000	27,874	-	27,874
3-Month SAR-SAIBOR	A/Q	GSC	2.458%	08/19/20	37,907,000	9,206	-	9,206
3-Month SAR-SAIBOR	A/Q	GSC	3.410%	08/22/20	98,174,000	(701,533)	-	(701,533)
3-Month SAR-SAIBOR	A/Q	GSC	2.560%	11/05/20	45,180,000	73,807	-	73,807
3-Month SAR-SAIBOR	A/Q	GSC	2.645%	02/23/21	16,712,000	(60,626)	-	(60,626)
3-Month SAR-SAIBOR	A/Q	DUB	2.637%	02/25/21	40,110,000	(127,001)	-	(127,001)
3-Month SAR-SAIBOR	A/Q	DUB	2.760%	03/07/21	33,426,000	(157,341)	-	(157,341)
3-Month AED-EIBOR	A/Q	GSC	2.500%	06/13/21	AED 6,700,000	(8,514)	-	(8,514)
3-Month AED-EIBOR	A/Q	GSC	2.505%	06/15/21	6,700,000	(8,938)	-	(8,938)
3-Month AED-EIBOR	A/Q	GSC	2.520%	06/21/21	6,699,000	(11,442)	-	(11,442)
3-Month ILS-TELBOR	A/Q	GSC	0.728%	09/01/21	ILS 53,687,000	(169,131)	-	(169,131)
3-Month ILS-TELBOR	A/Q	GSC	0.735%	09/02/21	47,100,000	(164,611)	-	(164,611)
3-Month ILS-TELBOR	A/Q	DUB	0.860%	05/19/22	7,500,000	(32,961)	-	(32,961)
3-Month AED-EIBOR	A/Q	GSC	2.880%	05/22/22	AED 13,000,000	(57,695)	-	(57,695)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Floating Rate Index	Payment Frequency Fixed Rate/Floating Rate	Counter- party	Fixed Rate		Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month Sinacofi-CLP	S/S	GSC	3.560%		10/04/22	CLP 9,371,010,000	$10,655	$-	$10,655
6-Month Sinacofi-CLP	S/S	GSC	3.570%		10/05/22	9,103,260,000	(124,989)	-	(124,989)
6-Month Sinacofi-CLP	S/S	GSC	3.570%		10/06/22	4,551,630,000	2,196	-	2,196
6-Month Sinacofi-CLP	S/S	GSC	3.590%		10/10/22	9,103,270,000	(47,177)	-	(47,177)
6-Month Sinacofi-CLP	S/S	GSC	3.500%		10/26/22	4,172,820,000	12,413	-	12,413
6-Month Sinacofi-CLP	S/S	GSC	3.540%		10/30/22	1,609,518,000	483	-	483
6-Month Sinacofi-CLP	S/S	GSC	3.570%		12/04/22	8,107,200,000	7,918	-	7,918
6-Month Sinacofi-CLP	S/S	GSC	3.560%		12/05/22	1,669,130,000	3,027	-	3,027
3-Month KRW-KWCDC	Q/Q	BNP	1.830%		01/17/27	KRW 2,308,790,000	60,306	-	60,306
3-Month KRW-KWCDC	Q/Q	BNP	1.920%		02/07/27	5,353,000,000	107,437	-	107,437
3-Month KRW-KWCDC	Q/Q	BOA	1.915%		05/18/27	8,000,000,000	172,612	-	172,612
3-Month SAR-SAIBOR	A/Q	GSC	4.043%		05/22/27	SAR 32,000,000	(425,274)	-	(425,274)
US CPI Urban Consumers NSA	Z/Z	BOA	1.973%		06/23/27	$35,747,000	861,596	-	861,596
3-Month KRW-KWCDC	Q/Q	BNP	1.785%		01/17/37	KRW 3,101,000,000	205,242	-	205,242
3-Month KRW-KWCDC	Q/Q	BNP	1.845%		02/07/37	2,911,000,000	175,979	-	175,979
3-Month KRW-KWCDC	Q/Q	CIT	2.030%		07/12/37	1,717,700,000	52,852	-	52,852
3-Month KRW-KWCDC	Q/Q	GSC	2.030%		07/12/37	2,229,600,000	68,602	-	68,602
3-Month KRW-KWCDC	Q/Q	BNP	2.033%		07/12/37	2,122,700,000	64,358	-	64,358

							(336,121)	-	(336,121)

		Exchange
3-Month NZD Bank Bills	S/Q	LCH	2.172%		11/08/19	NZD 84,700,000	(10,396)	-	(10,396)
3-Month NZD Bank Bills	S/Q	LCH	2.175%		11/08/19	21,000,000	(2,561)	-	(2,561)
3-Month NZD Bank Bills	S/Q	LCH	2.203%		11/09/19	42,100,000	(19,914)	-	(19,914)
3-Month NZD Bank Bills	S/Q	LCH	2.194%		11/10/19	81,000,000	(27,637)	-	(27,637)
3-Month NZD Bank Bills	S/Q	LCH	2.200%		11/10/19	84,100,000	(35,950)	-	(35,950)
1-Day EUR-EONIA	A/A	LCH	(0.223%	)	12/21/19	EUR 299,042,000	137,114	-	137,114
1-Day EUR-EONIA	A/A	LCH	(0.211%	)	12/24/19	149,760,000	48,897	-	48,897
1-Day EUR-EONIA	A/A	LCH	(0.198%	)	12/24/19	149,763,000	26,005	-	26,005
1-Day EUR-EONIA	A/A	LCH	(0.193%	)	12/26/19	291,435,000	39,825	-	39,825
6-Month HUF-BUBOR	A/S	LCH	1.265%		12/13/21	HUF 777,626,000	(87,577)	-	(87,577)
6-Month HUF-BUBOR	A/S	LCH	1.460%		01/12/22	1,638,540,000	(311,896)	-	(311,896)
6-Month HUF-BUBOR	A/S	LCH	1.435%		01/13/22	1,507,460,000	(279,466)	-	(279,466)
3-Month USD-LIBOR	S/Q	LCH	1.841%		09/15/22	$12,628,000	160,044	-	160,044
6-Month EUR-LIBOR	A/S	LCH	0.250%		09/20/22	EUR 57,092,836	21,219	223,695	(202,476)
6-Month HUF-BUBOR	A/S	LCH	1.923%		07/28/26	HUF 1,248,200,000	(217,104)	-	(217,104)
6-Month HUF-BUBOR	A/S	LCH	1.940%		08/01/26	878,300,000	(156,430)	-	(156,430)
6-Month HUF-BUBOR	A/S	LCH	1.888%		09/21/26	851,505,000	(123,982)	-	(123,982)
6-Month HUF-BUBOR	A/S	LCH	1.930%		09/21/26	345,205,000	(55,080)	-	(55,080)
6-Month HUF-BUBOR	A/S	LCH	1.935%		09/21/26	336,574,000	(54,262)	-	(54,262)
6-Month HUF-BUBOR	A/S	LCH	2.140%		10/13/26	342,903,000	(76,856)	-	(76,856)
6-Month HUF-BUBOR	A/S	LCH	2.090%		10/19/26	872,217,000	(172,554)	-	(172,554)
6-Month HUF-BUBOR	A/S	LCH	2.040%		10/20/26	903,515,000	(170,165)	-	(170,165)
6-Month HUF-BUBOR	A/S	LCH	2.075%		10/28/26	352,514,000	(69,413)	-	(69,413)
6-Month HUF-BUBOR	A/S	LCH	2.085%		11/02/26	528,197,000	(105,058)	-	(105,058)
6-Month HUF-BUBOR	A/S	LCH	2.180%		11/03/26	353,662,000	(81,382)	-	(81,382)
6-Month HUF-BUBOR	A/S	LCH	2.134%		11/04/26	1,907,248,000	(408,110)	-	(408,110)
6-Month HUF-BUBOR	A/S	LCH	2.150%		11/07/26	346,773,000	(75,801)	-	(75,801)
6-Month HUF-BUBOR	A/S	LCH	2.120%		11/08/26	344,476,000	(71,796)	-	(71,796)
6-Month HUF-BUBOR	A/S	LCH	2.145%		11/10/26	948,457,000	(204,895)	-	(204,895)
6-Month HUF-BUBOR	A/S	LCH	2.665%		02/08/27	1,444,400,000	(658,594)	-	(658,594)
3-Month NZD Bank Bills	S/Q	LCH	3.400%		04/28/27	NZD 9,100,000	(181,389)	-	(181,389)
3-Month NZD Bank Bills	S/Q	LCH	3.395%		05/08/27	6,620,000	(127,393)	-	(127,393)
3-Month NZD Bank Bills	S/Q	LCH	3.405%		05/08/27	6,818,000	(135,229)	-	(135,229)
3-Month NZD Bank Bills	S/Q	LCH	3.293%		05/18/27	36,300,000	(468,247)	-	(468,247)
3-Month NZD Bank Bills	S/Q	LCH	3.169%		06/26/27	23,540,000	(82,953)	-	(82,953)
3-Month USD-LIBOR	S/Q	LCH	2.111%		09/05/27	$7,500,000	137,277	-	137,277
3-Month USD-LIBOR	S/Q	LCH	2.023%		09/11/27	5,041,000	134,144	-	134,144
3-Month USD-LIBOR	S/Q	LCH	2.175%		09/19/27	22,090,000	290,285	-	290,285
6-Month EUR-LIBOR	A/S	LCH	1.000%		09/20/27	EUR 14,801,000	(311,969)	(92,030)	(219,939)
28-Day MXN-TIIE	L/L	CME	7.670%		12/02/27	MXN 219,000,000	238,811	-	238,811
28-Day MXN-TIIE	L/L	CME	7.670%		12/03/27	220,300,000	233,496	-	233,496
28-Day MXN-TIIE	L/L	CME	7.799%		12/06/27	284,850,000	181,409	-	181,409
Eurostat Eurozone HICP	Z/Z	LCH	1.569%		08/15/32	EUR 4,672,000	134,902	-	134,902
Eurostat Eurozone HICP	Z/Z	LCH	1.585%		08/15/32	4,684,000	122,096	-	122,096
Eurostat Eurozone HICP	Z/Z	LCH	1.601%		08/15/32	4,573,000	105,382	-	105,382
Eurostat Eurozone HICP	Z/Z	LCH	1.638%		10/15/32	4,601,000	81,239	-	81,239
6-Month JPY-LIBOR	S/S	LCH	0.609%		12/19/46	JPY 163,630,000	133,535	-	133,535

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Floating Rate Index	Payment Frequency Fixed Rate/Floating Rate	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month JPY-LIBOR	S/S	LCH	0.618%	12/19/46	JPY 425,370,000	$338,371	$-	$338,371
6-Month JPY-LIBOR	S/S	LCH	0.783%	12/19/46	471,350,000	187,246	-	187,246
6-Month JPY-LIBOR	S/S	LCH	0.813%	12/19/46	446,184,000	144,944	-	144,944
6-Month JPY-LIBOR	S/S	LCH	0.851%	06/19/47	400,000,000	(9,285)	-	(9,285)
6-Month JPY-LIBOR	S/S	LCH	0.853%	06/19/47	154,600,000	38,297	-	38,297
6-Month JPY-LIBOR	S/S	LCH	0.856%	06/19/47	154,600,000	37,161	-	37,161
US CPI Urban Consumers	Z/Z	LCH	2.160%	08/04/47	$1,659,000	54,278	-	54,278
US CPI Urban Consumers	Z/Z	LCH	2.148%	08/07/47	915,000	33,222	-	33,222
US CPI Urban Consumers	Z/Z	LCH	2.133%	08/22/47	2,093,000	85,126	-	85,126
US CPI Urban Consumers	Z/Z	LCH	2.146%	08/25/47	2,081,000	77,613	-	77,613
US CPI Urban Consumers	Z/Z	LCH	2.149%	09/01/47	2,075,000	75,897	-	75,897
6-Month JPY-LIBOR	S/S	LCH	0.888%	09/18/47	JPY 595,000,000	89,776	-	89,776
6-Month JPY-LIBOR	S/S	LCH	0.892%	09/18/47	637,000,000	89,825	-	89,825
6-Month JPY-LIBOR	S/S	LCH	0.924%	09/18/47	665,000,000	41,555	-	41,555
US CPI Urban Consumers	Z/Z	LCH	2.220%	10/05/47	$1,807,000	31,209	-	31,209
6-Month JPY-LIBOR	S/S	LCH	0.946%	12/18/47	JPY 2,331,380,000	85,761	-	85,761
6-Month JPY-LIBOR	S/S	LCH	0.949%	12/18/47	256,000,000	7,445	-	7,445
6-Month JPY-LIBOR	S/S	LCH	0.953%	12/18/47	481,000,000	9,819	-	9,819
6-Month JPY-LIBOR	S/S	LCH	0.958%	12/18/47	518,580,000	5,566	-	5,566

						(1,134,553)	131,665	(1,266,218)

Total Interest Rate Swaps – Receive Floating Rate						($1,470,674)	$131,665	($1,602,339)

Total Interest Rate Swaps						($14,710,434)	$135,268	($14,845,702)

Total Return Swaps

Receive Total Return	Pay	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Egypt Treasury Bills Ω	3-Month USD-LIBOR	Z	GSC	01/23/18	EGP 86,225,000	$1,546,575	$1,101,286	$445,289

Total Swap Agreements						($18,087,701)	$10,896,560	($28,984,261)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(m)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Cyprus	$4,704,098	$4,704,098	$-	$-
	Iceland	32,315,119	32,315,119	-	-
	Japan	11,810,618	-	11,810,618	-
	Singapore	5,939,777	-	5,939,777	-
	South Korea	15,798,291	3,272,660	12,525,631	-
	Vietnam	12,334,466	6,768,960	5,565,506	-

	Total Common Stocks	82,902,369	47,060,837	35,841,532	-

	Corporate Bonds & Notes	23,730,870	-	23,730,870	-
	Senior Loan Notes	37,650,850	-	1,138,000	36,512,850
	Mortgage-Backed Securities	960,878	-	960,878	-
	Foreign Government Bonds & Notes	591,350,096	-	591,350,096	-
	Short-Term Investments	270,318,986	-	270,318,986	-
	Derivatives:
	Credit Contracts
	Swaps	7,604,991	-	7,604,991	-
	Equity Contracts
	Purchased Options	1,188,641	-	1,188,641	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	20,248,497	-	20,248,497	-
	Purchased Options	689,279	-	689,279	-

	Total Foreign Currency Contracts	20,937,776	-	20,937,776	-

	Interest Rate Contracts
	Futures	782	782	-	-
	Swaps	8,644,305	-	8,644,305	-

	Total Interest Rate Contracts	8,645,087	782	8,644,305	-

	Total Asset - Derivatives	38,376,495	782	38,375,713	-

	Total Assets	1,045,290,544	47,061,619	961,716,075	36,512,850

Liabilities	Reverse Repurchase Agreements	(7,722,648)	-	(7,722,648)	-
	Derivatives:
	Credit Contracts
	Swaps	(10,827,049)	-	(10,827,049)	-
	Equity Contracts
	Futures	(4,382,712)	(4,382,712)	-	-
	Foreign Currency Contracts
	Forward Volatility Agreements	(482,136)	-	(482,136)	-
	Forward Foreign Currency Contracts	(28,065,561)	-	(28,065,561)	-
	Written Options	(15,545)	-	(15,545)	-
	Swaps	(1,701,784)	-	(1,701,784)	-

	Total Foreign Currency Contracts	(30,265,026)	-	(30,265,026)	-

	Interest Rate Contracts
	Swaps	(21,808,164)	-	(21,808,164)	-

	Total Liabilities - Derivatives	(67,282,951)	(4,382,712)	(62,900,239)	-

	Total Liabilities	(75,005,599)	(4,382,712)	(70,622,887)	-

	Total	$970,284,945	$42,678,907	$891,093,188	$36,512,850

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2017:

	Corporate Bonds & Notes	Senior Loan Notes	Total
Value, Beginning of Year	$2,641,202	$6,520,996	$9,162,198
Purchases	-	32,060,000	32,060,000
Sales (Includes Paydowns)	-	(2,984,444)	(2,984,444)
Accrued Discounts (Premiums)	-	100,690	100,690
Net Realized Gains (Losses)	-	71,695	71,695
Change in Net Unrealized Appreciation (Depreciation)	7,711	743,913	751,624
Transfers In	-	-	-
Transfers Out	(2,648,913)	-	(2,648,913)

Value, End of Year	$-	$36,512,850	$36,512,850

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$-	$743,913	$743,913

Additional information about Level 3 fair value measurements as of December 31, 2017 was as follows:

	Value at 12/31/17	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs	Weighted Average
Senior Loan Notes	$36,512,850	Demand Yield Model	Comparable spread to U.S. Treasury Bonds	544.8 - 1,740.6 bps	1,081.6 bps

A significant increase in the discount in the spread to U.S. Treasuries could result in a decrease to the fair value measurement. Conversely, significant movements in the opposite direction of this unobservable input could have the inverse effect on the fair value measurement.

Demand Yield: In fair valuing a senior loan note, the investment adviser utilizes one or more of the valuation techniques to assess the likelihood that the borrower will make a full repayment of the loan based on the performance of comparable credit quality senior loans of other companies. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the senior loan note.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2017

PACIFIC SELECT FUND

PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	5,312,469	$55,289,091
PD Aggregate Bond Index Portfolio ‘P’ *	18,539,712	227,115,696
PD High Yield Bond Market Portfolio ‘P’ *	3,273,275	49,873,147
PD Large-Cap Growth Index Portfolio ‘P’ *	1,661,854	58,064,715
PD Large-Cap Value Index Portfolio ‘P’ *	2,578,225	74,982,876
PD Small-Cap Growth Index Portfolio ‘P’ *	283,124	8,325,043
PD Small-Cap Value Index Portfolio ‘P’ *	755,013	19,300,362
PD Emerging Markets Portfolio ‘P’ *	906,941	16,898,015
PD International Large-Cap Portfolio ‘P’ *	2,317,464	44,670,030

Total Affiliated Mutual Funds (Cost $456,994,872)		554,518,975

TOTAL INVESTMENTS - 100.0% (Cost $456,994,872)		554,518,975

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(157,738)

NET ASSETS - 100.0%		$554,361,237

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	59.9%
Affiliated Equity Funds	40.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	13,601,033	$141,551,663
PD Aggregate Bond Index Portfolio ‘P’ *	55,977,473	685,736,807
PD High Yield Bond Market Portfolio ‘P’ *	7,777,109	118,495,679
PD Large-Cap Growth Index Portfolio ‘P’ *	11,303,939	394,956,395
PD Large-Cap Value Index Portfolio ‘P’ *	15,137,561	440,247,849
PD Small-Cap Growth Index Portfolio ‘P’ *	2,519,784	74,092,219
PD Small-Cap Value Index Portfolio ‘P’ *	4,740,695	121,186,200
PD Emerging Markets Portfolio ‘P’ *	7,266,152	135,382,087
PD International Large-Cap Portfolio ‘P’ *	15,703,432	302,689,836

Total Affiliated Mutual Funds (Cost $1,849,210,773)		2,414,338,735

TOTAL INVESTMENTS - 100.0% (Cost $1,849,210,773)		2,414,338,735

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(618,694)

NET ASSETS - 100.0%		$2,413,720,041

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	60.8%
Affiliated Fixed Income Funds	39.2%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7D in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Pacific Dynamix - Conservative Growth Portfolio
Assets	Affiliated Mutual Funds	$554,518,975	$554,518,975	$-	$-

Pacific Dynamix - Moderate Growth Portfolio
Assets	Affiliated Mutual Funds	$2,414,338,735	$2,414,338,735	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

PACIFIC DYNAMIX - GROWTH PORTFOLIO

Schedule of Investments

December 31, 2017

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	1,476,737	$15,369,019
PD Aggregate Bond Index Portfolio ‘P’ *	9,416,541	115,354,776
PD High Yield Bond Market Portfolio ‘P’ *	1,515,115	23,084,999
PD Large-Cap Growth Index Portfolio ‘P’ *	4,638,383	162,063,769
PD Large-Cap Value Index Portfolio ‘P’ *	6,137,916	178,509,878
PD Small-Cap Growth Index Portfolio ‘P’ *	1,050,279	30,882,608
PD Small-Cap Value Index Portfolio ‘P’ *	2,106,828	53,856,760
PD Emerging Markets Portfolio ‘P’ *	3,137,969	58,466,273
PD International Large-Cap Portfolio ‘P’ *	7,025,591	135,421,042

Total Affiliated Mutual Funds (Cost $572,281,641)		773,009,124

TOTAL INVESTMENTS - 100.0% (Cost $572,281,641)		773,009,124

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(203,231)

NET ASSETS - 100.0%		$772,805,893

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	80.1%
Affiliated Fixed Income Funds	19.9%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	4,245,526	$45,545,021
Diversified Bond Portfolio ‘P’ *	31,620,196	421,300,598
Floating Rate Income Portfolio ‘P’ *	4,104,930	48,260,576
Floating Rate Loan Portfolio ‘P’ *	5,343,668	49,166,681
High Yield Bond Portfolio ‘P’ *	7,872,556	69,158,976
Inflation Managed Portfolio ‘P’ *	2,981,437	35,621,467
Inflation Strategy Portfolio ‘P’ *	1,402,289	14,607,678
Managed Bond Portfolio ‘P’ *	16,078,394	226,059,212
Short Duration Bond Portfolio ‘P’ *	36,855,793	376,055,766
Emerging Markets Debt Portfolio ‘P’ *	4,763,039	59,290,395
Comstock Portfolio ‘P’ *	1,507,393	27,210,086
Dividend Growth Portfolio ‘P’ *	372,498	8,175,228
Equity Index Portfolio ‘P’ *	363,695	23,575,979
Growth Portfolio ‘P’ *	268,043	8,157,203
Large-Cap Growth Portfolio ‘P’ *	632,389	8,158,485
Large-Cap Value Portfolio ‘P’ *	2,664,420	64,546,596
Main Street Core Portfolio ‘P’ *	316,693	13,611,928
Mid-Cap Equity Portfolio ‘P’ *	174,435	4,526,303
Mid-Cap Value Portfolio ‘P’ *	1,932,824	52,679,675
Value Advantage Portfolio ‘P’ *	1,912,512	32,665,619
Emerging Markets Portfolio ‘P’ *	952,488	18,316,091
International Large-Cap Portfolio ‘P’ *	2,478,333	25,524,803
International Value Portfolio ‘P’ *	1,772,489	25,513,530
Currency Strategies Portfolio ‘P’ *	4,829,010	53,132,134
Equity Long/Short Portfolio ‘P’ *	3,567,948	54,099,877
Global Absolute Return Portfolio ‘P’ *	4,525,145	54,664,312

Total Affiliated Mutual Funds (Cost $1,605,455,590)		1,819,624,219

TOTAL INVESTMENTS - 100.0% (Cost $1,605,455,590)		1,819,624,219

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(400,741)

NET ASSETS - 100.0%		$1,819,223,478

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	76.9%
Affiliated Equity Funds	23.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7D in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Pacific Dynamix - Growth Portfolio
Assets	Affiliated Mutual Funds	$773,009,124	$773,009,124	$-	$-

Portfolio Optimization Conservative Portfolio
Assets	Affiliated Mutual Funds	$1,819,624,219	$1,819,624,219	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE - CONSERVATIVE
 PORTFOLIO

Schedule of Investments

December 31, 2017

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	4,221,249	$45,284,578
Diversified Bond Portfolio ‘P’ *	44,316,077	590,457,743
Floating Rate Income Portfolio ‘P’ *	5,774,412	67,888,229
Floating Rate Loan Portfolio ‘P’ *	7,378,416	67,888,246
High Yield Bond Portfolio ‘P’ *	10,982,881	96,482,618
Inflation Managed Portfolio ‘P’ *	4,183,138	49,979,089
Inflation Strategy Portfolio ‘P’ *	2,179,535	22,704,262
Managed Bond Portfolio ‘P’ *	22,558,960	317,174,765
Short Duration Bond Portfolio ‘P’ *	33,990,118	346,816,028
Emerging Markets Debt Portfolio ‘P’ *	3,160,116	39,337,187
Comstock Portfolio ‘P’ *	3,088,010	55,741,946
Developing Growth Portfolio ‘P’ *	674,399	12,044,566
Dividend Growth Portfolio ‘P’ *	1,234,457	27,092,638
Equity Index Portfolio ‘P’ *	1,112,968	72,146,391
Growth Portfolio ‘P’ *	1,479,720	45,031,521
Large-Cap Growth Portfolio ‘P’ *	3,494,997	45,089,159
Large-Cap Value Portfolio ‘P’ *	5,292,552	128,214,113
Long/Short Large-Cap Portfolio ‘P’ *	1,576,595	30,109,983
Main Street Core Portfolio ‘P’ *	1,433,278	61,604,354
Mid-Cap Equity Portfolio ‘P’ *	1,157,708	30,040,662
Mid-Cap Value Portfolio ‘P’ *	5,195,689	141,610,036
Small-Cap Equity Portfolio ‘P’ *	659,248	18,005,451
Small-Cap Growth Portfolio ‘P’ *	1,376,314	18,096,319
Small-Cap Index Portfolio ‘P’ *	316,232	7,498,716
Small-Cap Value Portfolio ‘P’ *	807,841	21,015,463
Value Advantage Portfolio ‘P’ *	5,464,369	93,331,177
Emerging Markets Portfolio ‘P’ *	4,819,280	92,673,482
International Large-Cap Portfolio ‘P’ *	5,582,455	57,494,730
International Small-Cap Portfolio ‘P’ *	3,647,110	57,747,260
International Value Portfolio ‘P’ *	3,994,831	57,502,328
Currency Strategies Portfolio ‘P’ *	8,688,146	95,593,033
Equity Long/Short Portfolio ‘P’ *	6,707,026	101,696,901
Global Absolute Return Portfolio ‘P’ *	8,232,435	99,448,829

Total Affiliated Mutual Funds (Cost $2,476,400,249)		3,012,841,803

TOTAL INVESTMENTS - 100.0% (Cost $2,476,400,249)		3,012,841,803

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(643,207)

NET ASSETS - 100.0%		$3,012,198,596

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	57.9%
Affiliated Equity Funds	42.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	17,020,568	$182,592,709
Diversified Bond Portfolio ‘P’ *	117,331,612	1,563,300,824
Floating Rate Income Portfolio ‘P’ *	23,300,527	273,938,119
Floating Rate Loan Portfolio ‘P’ *	29,773,087	273,939,909
High Yield Bond Portfolio ‘P’ *	31,861,688	279,899,162
Inflation Managed Portfolio ‘P’ *	16,849,352	201,311,842
Inflation Strategy Portfolio ‘P’ *	8,780,884	91,470,657
Managed Bond Portfolio ‘P’ *	62,219,992	874,801,449
Short Duration Bond Portfolio ‘P’ *	77,280,239	788,524,050
Emerging Markets Debt Portfolio ‘P’ *	9,817,704	122,210,968
Comstock Portfolio ‘P’ *	13,882,720	250,598,262
Developing Growth Portfolio ‘P’ *	2,740,827	48,950,369
Dividend Growth Portfolio ‘P’ *	8,317,166	182,536,968
Equity Index Portfolio ‘P’ *	5,445,482	352,994,757
Growth Portfolio ‘P’ *	7,379,393	224,573,136
Large-Cap Growth Portfolio ‘P’ *	17,443,227	225,036,068
Large-Cap Value Portfolio ‘P’ *	23,960,860	580,461,034
Long/Short Large-Cap Portfolio ‘P’ *	15,972,584	305,046,071
Main Street Core Portfolio ‘P’ *	7,069,462	303,855,620
Mid-Cap Equity Portfolio ‘P’ *	6,096,021	158,181,916
Mid-Cap Growth Portfolio ‘P’ *	2,110,279	30,455,676
Mid-Cap Value Portfolio ‘P’ *	22,379,955	609,972,240
Small-Cap Equity Portfolio ‘P’ *	7,118,710	194,427,061
Small-Cap Growth Portfolio ‘P’ *	5,585,044	73,434,373
Small-Cap Index Portfolio ‘P’ *	5,125,817	121,547,079
Small-Cap Value Portfolio ‘P’ *	7,946,636	206,726,716
Value Advantage Portfolio ‘P’ *	29,292,767	500,319,163
Emerging Markets Portfolio ‘P’ *	31,854,052	612,545,041
International Large-Cap Portfolio ‘P’ *	36,239,612	373,238,434
International Small-Cap Portfolio ‘P’ *	21,794,907	345,094,079
International Value Portfolio ‘P’ *	25,972,578	373,854,074
Real Estate Portfolio ‘P’ *	4,834,345	121,901,087
Currency Strategies Portfolio ‘P’ *	38,128,515	419,516,455
Equity Long/Short Portfolio ‘P’ *	29,275,438	443,895,878
Global Absolute Return Portfolio ‘P’ *	36,831,529	444,929,403

Total Affiliated Mutual Funds (Cost $9,464,503,059)		12,156,080,649

TOTAL INVESTMENTS - 100.0% (Cost $9,464,503,059)		12,156,080,649

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(2,499,627)

NET ASSETS - 100.0%		$12,153,581,022

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	58.1%
Affiliated Fixed Income Funds	41.9%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7D in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Portfolio Optimization Moderate - Conservative Portfolio
Assets	Affiliated Mutual Funds	$3,012,841,803	$3,012,841,803	$-	$-

Portfolio Optimization Moderate Portfolio
Assets	Affiliated Mutual Funds	$12,156,080,649	$12,156,080,649	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

Schedule of Investments

December 31, 2017

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION AGGRESSIVE - GROWTH PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’*	9,631,940	$103,329,217
Diversified Bond Portfolio ‘P’*	62,285,502	829,878,448
Floating Rate Income Portfolio ‘P’*	12,770,457	150,138,880
Floating Rate Loan Portfolio ‘P’*	16,881,762	155,327,807
High Yield Bond Portfolio ‘P’*	8,261,456	72,575,397
Inflation Managed Portfolio ‘P’*	6,918,648	82,662,280
Inflation Strategy Portfolio ‘P’*	3,467,903	36,125,219
Managed Bond Portfolio ‘P’*	32,817,591	461,409,197
Short Duration Bond Portfolio ‘P’*	16,570,164	169,072,620
Emerging Markets Debt Portfolio ‘P’*	8,331,038	103,704,925
Comstock Portfolio ‘P’*	17,404,766	314,175,024
Developing Growth Portfolio ‘P’*	2,348,234	41,938,780
Dividend Growth Portfolio ‘P’*	8,055,607	176,796,509
Equity Index Portfolio ‘P’*	5,462,329	354,086,844
Growth Portfolio ‘P’*	9,200,362	279,989,701
Large-Cap Growth Portfolio ‘P’*	21,750,039	280,598,488
Large-Cap Value Portfolio ‘P’*	29,567,471	716,283,341
Long/Short Large-Cap Portfolio ‘P’*	16,404,238	313,289,842
Main Street Core Portfolio ‘P’*	7,371,851	316,852,723
Mid-Cap Equity Portfolio ‘P’*	8,418,941	218,457,956
Mid-Cap Growth Portfolio ‘P’*	5,416,104	78,165,535
Mid-Cap Value Portfolio ‘P’*	25,643,098	698,910,176
Small-Cap Equity Portfolio ‘P’*	6,082,792	166,133,944
Small-Cap Growth Portfolio ‘P’*	4,783,705	62,898,048
Small-Cap Index Portfolio ‘P’*	7,666,402	181,791,266
Small-Cap Value Portfolio ‘P’*	6,794,841	176,763,505
Value Advantage Portfolio ‘P’*	31,505,707	538,116,096
Emerging Markets Portfolio ‘P’*	39,090,336	751,696,883
International Large-Cap Portfolio ‘P’*	49,699,594	511,865,262
International Small-Cap Portfolio ‘P’*	25,620,535	405,667,936
International Value Portfolio ‘P’*	35,676,379	513,532,365
Real Estate Portfolio ‘P’*	4,125,569	104,028,857
Currency Strategies Portfolio ‘P’*	28,880,909	317,767,861
Equity Long/Short Portfolio ‘P’*	23,178,567	351,450,609
Global Absolute Return Portfolio ‘P’*	28,134,345	339,866,349

Total Affiliated Mutual Funds (Cost $7,765,660,836)		10,375,347,890

TOTAL INVESTMENTS - 100.0% (Cost $7,765,660,836)		10,375,347,890

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(2,129,839)

NET ASSETS - 100.0%		$10,373,218,051

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	75.9%
Affiliated Fixed Income Funds	24.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’ *	5,287,559	$70,450,281
Floating Rate Income Portfolio ‘P’ *	1,651,657	19,418,097
Floating Rate Loan Portfolio ‘P’ *	2,234,902	20,563,167
High Yield Bond Portfolio ‘P’ *	523,676	4,600,396
Managed Bond Portfolio ‘P’ *	2,812,411	39,541,979
Comstock Portfolio ‘P’ *	4,862,170	87,767,479
Developing Growth Portfolio ‘P’ *	853,625	15,245,499
Dividend Growth Portfolio ‘P’ *	2,007,341	44,055,131
Equity Index Portfolio ‘P’ *	1,255,058	81,357,172
Growth Portfolio ‘P’ *	2,276,981	69,294,133
Large-Cap Growth Portfolio ‘P’ *	5,388,279	69,514,494
Large-Cap Value Portfolio ‘P’ *	8,335,853	201,939,251
Long/Short Large-Cap Portfolio ‘P’ *	4,273,400	81,613,846
Main Street Core Portfolio ‘P’ *	1,885,828	81,055,592
Mid-Cap Equity Portfolio ‘P’ *	3,041,408	78,919,639
Mid-Cap Growth Portfolio ‘P’ *	2,015,412	29,086,538
Mid-Cap Value Portfolio ‘P’ *	6,917,276	188,532,394
Small-Cap Equity Portfolio ‘P’ *	1,781,455	48,655,307
Small-Cap Growth Portfolio ‘P’ *	1,693,653	22,268,825
Small-Cap Index Portfolio ‘P’ *	2,199,586	52,158,181
Small-Cap Value Portfolio ‘P’ *	1,962,741	51,059,474
Value Advantage Portfolio ‘P’ *	7,108,820	121,418,333
Emerging Markets Portfolio ‘P’ *	10,261,782	197,331,368
International Large-Cap Portfolio ‘P’ *	14,346,203	147,754,182
International Small-Cap Portfolio ‘P’ *	6,084,367	96,338,058
International Value Portfolio ‘P’ *	10,309,357	148,394,775
Real Estate Portfolio ‘P’ *	916,773	23,117,016
Currency Strategies Portfolio ‘P’ *	6,348,749	69,853,352
Equity Long/Short Portfolio ‘P’ *	5,153,223	78,136,989
Global Absolute Return Portfolio ‘P’ *	6,213,597	75,061,015

Total Affiliated Mutual Funds (Cost $1,695,400,612)		2,314,501,963

TOTAL INVESTMENTS - 100.0% (Cost $1,695,400,612)		2,314,501,963

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(492,059)

NET ASSETS - 100.0%		$2,314,009,904

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	90.1%
Affiliated Fixed Income Funds	9.9%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7D in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Portfolio Optimization Growth Portfolio
Assets	Affiliated Mutual Funds	$10,375,347,890	$10,375,347,890	$-	$-

Portfolio Optimization Aggressive - Growth Portfolio
Assets	Affiliated Mutual Funds	$2,314,501,963	$2,314,501,963	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

PSF DFA BALANCED ALLOCATION PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
MUTUAL FUNDS - 100.0%

DFA Intermediate Government Fixed Income Portfolio ‘I’	912,575	$11,261,171
DFA Intermediate Term Extended Quality Portfolio ‘I’	1,709,905	18,432,778
DFA Large Cap International Portfolio ‘I’	470,701	11,263,885
DFA Short-Term Extended Quality Portfolio ‘I’	1,046,444	11,259,739
DFA US Core Equity 1 Portfolio ‘I’	897,660	20,448,686
DFA US Large Cap Growth Portfolio ‘I’	106,683	2,045,106
DFA US Large Company Portfolio ‘I’	938,071	19,427,453
DFA VA International Small Portfolio ‘I’	371,064	5,217,153
DFA VA US Targeted Value Portfolio ‘I’	157,235	3,095,965

Total Mutual Funds (Cost $95,818,287)		102,451,936

TOTAL INVESTMENTS - 100.0% (Cost $95,818,287)		102,451,936

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(47,910)

NET ASSETS - 100.0%		$102,404,026

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Equity Funds	60.0%
Fixed Income Funds	40.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Mutual Funds	$102,451,936	$102,451,936	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2017

Explanation of Symbols:
*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2017. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less, or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
Y	Issuer filed bankruptcy and/or is in default as of December 31, 2017.
µ	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
†	Investments (or a portion of investments) in the Long/Short Large-Cap Portfolio were on loan as of December 31, 2017.
#	Securities purchased on a when-issued basis.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, delayed delivery securities, futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of December 31, 2017.
Ω	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the ‘Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
>>	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
±	Investments categorized as a significant unobservable input (Level 3) (See Note 3D in Notes to Financial Statements).

Counterparty and Exchange Abbreviations:
ABN	Abbey National
ANZ	Australia and New Zealand Banking Group
BMO	BMO Capital Markets
BNP	BNP Paribas
BOM	Bank of Montreal
BOA	Bank of America
BRC	Barclays
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
NAB	National Australia Bank Ltd
NTC	Northern Trust Company
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SEB	Skandinaviska Enskilda Banken
SGN	Societe Generale
SSB	State Street Bank
TDB	Toronto Dominion Bank
UBS	UBS

Reference Rate Abbreviations:
ARS Deposit	Argentina Deposit Rate
ARS Reference	Argentina Reference Rate
Auction	Auction Rate
AUD Bank Bill	Australian Dollar Bank Bill Rate
EUR LIBOR	Euro London Interbank Offered Rate
EUR Swap	Euro Swap Rate
GBP LIBOR	British Pound London Interbank Offered Rate
GBP Swap	British Pound Swap Rate
LIBOR	United States Dollar London Interbank Offered Rate
US FED	United States Federal Reserve Bank Rate
US Prime	United State Prime Rate
UST	United State Treasury Rate
USD Swap	United States Dollar Swap Rate

Payment Frequency Abbreviations:
A	Annual
L	Lunar
M	Monthly
Q	Quarterly
S	Semiannual
Z	At Maturity

Currency Abbreviations:
AED	United Arab Emirates Dirham
ARS	Argentine Peso
AUD	Australian Dollar
BHD	Bahraini Dinar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLF	Chilean Unidad de Fomento
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
GEL	Georgia Lari
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ISK	Iceland Krona
JPY	Japanese Yen
KRW	Korean Won
KZT	Kazakhstan Tenge
LKR	Sri Lanka Rupee
MAD	Moroccan Dirham
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
OMR	Omani Rial
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Riyal
RON	Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UGX	Uganda Shilling
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See Notes to Financial Statements

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms (Continued)

December 31, 2017

Index Abbreviations:
AUD-BBSW	Australian Bank Bill Short-Term Rate
CAD-USD Discount Rate	Canadian Dollar - United States Dollar Discount Rate
CDX EM	Credit Derivatives Index - Emerging Market
CDX HY	Credit Derivatives Index - High Yield
CDX IG	Credit Derivatives Index - Investment Grade
CHF-TOIS	Switzerland Tomnext Offered Indexed Swaps
CMBX	Commercial Mortgage-Backed Swaps
DKK-CIBOR	Copenhagen Interbank Offered Rate
EUR-EONIA	Euro Effective Overnight Index Average
GBP-LIBOR	British Pound London Interbank Offered Rate
HKD-HIBOR	Hong Kong Interbank Offered Rate
iBoxx	Corporate Bond Index - High Yield
iTraxx FINSNR	International Index - Europe Senior Financing
iTraxx Main	International Index - Europe Main
JPY-MUTSC	Bank of Japan Estimate Unsecured Overnight Call Rate
NOK-NIBOR	Norway Interbank Offered Rate
SEK-STIBOR	Stockholm Interbank Offered Rate
SGD-SIBOR	Singapore Interbank Offered Rate
USD Federal Funds	United States Dollar Federal Funds
USD-LIBOR	United States Dollar London Interbank Offered Rate

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
‘NY’	New York Shares
PIK	Payment In Kind
PO	Principal Only
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

The descriptions of the companies and credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	Floating Rate Loan Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio
ASSETS
Investments, at value (excluding derivatives)	$383,982,276	$3,941,486,638	$594,425,266	$708,508,316	$801,575,318	$1,126,268,074
Outstanding purchased options, at value	-	2,920,836	-	-	-	414,612
Repurchase agreements, at value	12,393,495	314,016,813	55,246,118	32,519,188	49,724,982	2,366,070
Cash	145,177	26,796,680	2,016,069	3,293,694	20,670	-
Cash (segregated for derivative investments)	-	1,440,000	-	-	-	3,408,000
Foreign currency held, at value	-	25,706,508	-	-	-	3,950,828
Receivables:
Dividends and interest	2,688,934	25,333,073	2,776,934	3,384,475	11,794,085	4,782,711
Fund shares sold	9,843	390,055	62,040	319,535	5,400	155,026
Securities sold	2,545,236	82,414,980	21,783,282	2,953,490	7,538	381,758,123
Variation margin on futures contracts	-	6,875,031	-	-	-	8,243
Swap agreements, at value	-	-	-	-	-	8,132
Forward foreign currency contracts appreciation	-	3,058,166	-	-	-	656,235
Prepaid expenses and other assets	286	2,853	418	512	640	551
Total Assets	401,765,247	4,430,441,633	676,310,127	750,979,210	863,128,633	1,523,776,605
LIABILITIES
Payables:
Fund shares redeemed	79,715	786,349	109,151	108,792	91,226	231,193
Securities purchased	6,300,078	571,089,976	52,950,417	16,687,818	14,987,586	181,962,321
Securities sold short, at value	-	-	-	-	-	22,106,147
Sale-buyback financing transactions	-	-	-	-	-	603,158,862
Due to custodian	-	-	-	-	-	735,684
Due to broker (1)	-	-	-	-	-	415,000
Variation margin on swap agreements	-	370,410	-	-	-	206,627
Accrued advisory fees	167,616	1,306,481	343,913	405,418	288,330	240,455
Accrued service fees	901	18,465	3,087	8,192	16,013	16,683
Accrued support service expenses	4,625	45,140	7,297	8,622	9,967	8,309
Accrued custodian, and portfolio accounting and tax fees	65,185	505,736	156,559	286,674	85,816	134,668
Accrued shareholder report expenses	8,004	80,713	11,026	13,826	18,189	15,883
Accrued trustees’ fees and expenses and deferred compensation	5,155	67,832	8,555	13,696	22,190	24,522
Accrued interest	-	-	-	-	-	363
Accrued other	14,390	86,120	18,423	20,460	24,243	22,006
Outstanding options written, at value	-	1,058,468	-	-	-	126,761
Swap agreements, at value	-	-	-	-	-	448,259
Forward foreign currency contracts depreciation	-	2,808,904	-	-	-	3,497,818
Unfunded loan commitment depreciation	-	-	-	306	-	-
Other liabilities	-	-	-	-	-	760
Total Liabilities	6,645,669	578,224,594	53,608,428	17,553,804	15,543,560	813,352,321
NET ASSETS	$395,119,578	$3,852,217,039	$622,701,699	$733,425,406	$847,585,073	$710,424,284
NET ASSETS CONSIST OF:
Paid-in capital	$368,964,219	$3,121,143,953	$566,769,100	$878,756,855	$647,194,585	$761,244,340
Undistributed/accumulated earnings (deficit)	26,155,359	731,073,086	55,932,599	(145,331,449)	200,390,488	(50,820,056)
NET ASSETS	$395,119,578	$3,852,217,039	$622,701,699	$733,425,406	$847,585,073	$710,424,284
Class I Shares:
Net Assets	$18,368,064	$376,640,239	$62,641,410	$166,506,693	$324,868,560	$340,629,052
Shares outstanding, $.001 par value (unlimited shares authorized)	1,721,312	38,051,231	5,377,636	23,925,322	40,374,937	32,284,912
Net Asset Value Per Share	$10.67	$9.90	$11.65	$6.96	$8.05	$10.55
Class P Shares:
Net Assets	$376,751,514	$3,475,576,800	$560,060,289	$566,918,713	$522,716,513	$369,795,232
Shares outstanding, $.001 par value (unlimited shares authorized)	35,119,283	260,840,945	47,637,159	61,611,835	59,502,256	30,951,883
Net Asset Value Per Share	$10.73	$13.32	$11.76	$9.20	$8.78	$11.95

Investments, at cost (excluding derivatives)	$379,768,709	$3,898,904,175	$593,283,773	$709,834,061	$775,751,790	$1,127,377,777
Outstanding purchased options, at cost	-	2,261,819	-	-	-	742,287
Repurchase agreements, at cost	12,393,495	314,016,813	55,246,118	32,519,188	49,724,982	2,366,070
Foreign currency held, at cost	-	20,228,319	-	-	-	3,928,383
Proceeds from securities sold short	-	-	-	-	-	22,047,969
Premiums received from outstanding options written	-	1,368,658	-	-	-	1,552,533

(1)	The Inflation Managed Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Fund and the counterparty. The Fund invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2017

	Inflation Strategy Portfolio	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Comstock Portfolio	Developing Growth Portfolio
ASSETS
Investments, at value (excluding derivatives)	$314,752,201	$4,107,804,317	$2,144,082,271	$333,024,546	$983,595,153	$245,633,046
Outstanding purchased options, at value	713,675	1,025,418	-	-	-	-
Repurchase agreements, at value	176,016	-	15,040,271	23,645,573	31,748,805	-
Cash	-	1,254,763	8,466	1,029,447	-	71,769
Cash (segregated for derivative investments)	-	3,362,000	-	1,981,576	-	-
Foreign currency held, at value	-	11,818,891	-	689,375	2,817	-
Receivables:
Dividends and interest	705,873	16,070,842	10,909,844	7,021,746	2,315,748	34,805
Fund shares sold	13,485	1,503,224	762,182	25,216	28,679	-
Securities sold	937,045	1,270,738,055	-	450,221	2,026,596	2,530,192
Variation margin on futures contracts	3,516	2,340,200	63,501	-	-	-
Variation margin on swap agreements	-	3,726,482	-	-	-	-
Swap agreements, at value	18,803	27,998	-	7,040,938	-	-
Forward foreign currency contracts appreciation	-	8,321,088	-	3,936,041	-	-
Prepaid expenses and other assets	145	2,152	1,517	315	745	176
Total Assets	317,320,759	5,427,995,430	2,170,868,052	378,844,994	1,019,718,543	248,269,988
LIABILITIES
Payables:
Fund shares redeemed	90,176	395,509	153,456	199,163	949,928	281,457
Securities purchased	1,100,000	2,335,176,832	7,570,000	1,263,426	105,373	697,145
Reverse repurchase agreements	128,722,015	32,081,250	-	-	-	-
Sale-buyback financing transactions	-	213,047,853	-	-	-	-
Due to custodian	7,428	45,730	-	-	354	-
Due to broker (1)	-	2,267,000	-	850,633	-	-
Variation margin on futures contracts	-	-	-	-	-	-
Variation margin on swap agreements	-	5,355,361	-	6,915	-	-
Accrued advisory fees	63,280	949,117	734,454	247,333	607,852	125,423
Accrued service fees	1,083	43,215	23,698	2,332	13,914	6,404
Accrued support service expenses	2,186	32,744	25,355	4,334	12,101	2,855
Accrued custodian, and portfolio accounting and tax fees	33,490	382,552	173,000	138,346	67,427	20,976
Accrued shareholder report expenses	4,254	61,895	41,343	9,609	21,441	5,024
Accrued trustees’ fees and expenses and deferred compensation	5,619	80,255	39,650	9,755	25,107	8,819
Accrued foreign capital gains tax	-	-	-	142,053	-	-
Accrued interest	253,177	159,865	-	-	-	-
Accrued other	10,403	86,396	48,039	15,512	29,542	11,965
Outstanding options written, at value	-	826,773	-	-	-	-
Swap agreements, at value	-	848	-	-	-	-
Forward foreign currency contracts depreciation	-	37,237,034	18,084	3,390,550	1,681,237	-
Other liabilities	-	-	-	5,356	-	-
Total Liabilities	130,293,111	2,628,230,229	8,827,079	6,285,317	3,514,276	1,160,068
NET ASSETS	$187,027,648	$2,799,765,201	$2,162,040,973	$372,559,677	$1,016,204,267	$247,109,920
NET ASSETS CONSIST OF:
Paid-in capital	$185,252,840	$2,274,690,620	$2,153,400,036	$305,937,615	$278,092,192	$260,278,444
Undistributed/accumulated earnings (deficit)	1,774,808	525,074,581	8,640,937	66,622,062	738,112,075	(13,168,524)
NET ASSETS	$187,027,648	$2,799,765,201	$2,162,040,973	$372,559,677	$1,016,204,267	$247,109,920
Class I Shares:
Net Assets	$22,121,095	$880,798,966	$481,572,359	$47,554,559	$280,711,516	$128,927,409
Shares outstanding, $.001 par value (unlimited shares authorized)	2,170,137	68,931,549	48,964,233	3,861,907	17,749,724	8,492,763
Net Asset Value Per Share	$10.19	$12.78	$9.84	$12.31	$15.81	$15.18
Class P Shares:
Net Assets	$164,906,553	$1,918,966,235	$1,680,468,614	$325,005,118	$735,492,751	$118,182,511
Shares outstanding, $.001 par value (unlimited shares authorized)	15,830,612	136,487,349	164,696,314	26,109,160	40,745,058	6,617,085
Net Asset Value Per Share	$10.42	$14.06	$10.20	$12.45	$18.05	$17.86

Investments, at cost (excluding derivatives)	$315,511,572	$4,057,407,470	$2,149,670,705	$326,915,026	$724,450,128	$197,347,879
Outstanding purchased options, at cost	750,618	3,318,795	-	-	-	-
Repurchase agreements, at cost	176,016	-	15,040,271	23,645,573	31,748,805	-
Foreign currency held, at cost	-	11,874,761	-	691,862	2,793	-
Premiums received from outstanding options written	-	4,839,217	-	-	-	-

(1)	The Managed Bond and Emerging Markets Debt Portfolios received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Funds and the counterparty. The Funds invest such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2017

	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio
ASSETS
Investments, at value (excluding derivatives)	$802,843,373	$3,073,237,395	$174,670,888	$1,191,760,996	$857,495,841	$2,071,675,701
Repurchase agreements, at value	39,108,707	26,504,812	1,353,908	-	3,541,267	9,762,603
Cash	-	-	-	508	-	-
Cash (segregated for derivative investments)	-	1,064,400	-	-	-	-
Foreign currency held, at value	-	-	-	-	33	-
Receivables:
Dividends and interest	2,140,096	3,649,294	77,024	1,046,518	176,252	4,056,514
Fund shares sold	16,359	3,459,249	28,925	38,388	9,867	56,369
Securities sold	116,799	3,244,948	-	3,600,691	-	-
Prepaid expenses and other assets	608	2,096	119	836	645	1,504
Total Assets	844,225,942	3,111,162,194	176,130,864	1,196,447,937	861,223,905	2,085,552,691
LIABILITIES
Payables:
Fund shares redeemed	298,782	2,114,142	221	92,141	399,708	1,652,847
Securities purchased	38,502	1,071,158	-	1,188,588	-	-
Due to custodian	292	29,056	61	-	300	718
Variation margin on futures contracts	-	106,030	-	-	-	-
Accrued advisory fees	478,138	131,818	109,759	558,752	488,560	1,058,724
Accrued service fees	20,006	109,992	8,717	28,074	11,482	19,328
Accrued support service expenses	9,958	36,142	2,051	13,902	9,946	24,655
Accrued custodian, and portfolio accounting and tax fees	54,244	168,427	15,944	74,563	62,390	120,109
Accrued shareholder report expenses	17,387	58,699	3,314	23,355	18,815	42,789
Accrued trustees’ fees and expenses and deferred compensation	17,792	58,831	2,924	31,123	23,628	49,375
Accrued other	25,439	70,496	3,532	31,601	26,015	52,086
Total Liabilities	960,540	3,954,791	146,523	2,042,099	1,040,844	3,020,631
NET ASSETS	$843,265,402	$3,107,207,403	$175,984,341	$1,194,405,838	$860,183,061	$2,082,532,060
NET ASSETS CONSIST OF:
Paid-in capital	$588,931,246	$1,194,668,238	$280,867,965	$890,604,129	$28,898,868	$533,515,756
Undistributed/accumulated earnings (deficit)	254,334,156	1,912,539,165	(104,883,624)	303,801,709	831,284,193	1,549,016,304
NET ASSETS	$843,265,402	$3,107,207,403	$175,984,341	$1,194,405,838	$860,183,061	$2,082,532,060
Class I Shares:
Net Assets	$404,608,893	$2,223,044,142	$175,961,457	$567,360,144	$231,786,367	$391,087,708
Shares outstanding, $.001 par value (unlimited shares authorized)	20,188,408	35,347,649	6,575,810	20,078,442	21,107,946	17,678,498
Net Asset Value Per Share	$20.04	$62.89	$26.76	$28.26	$10.98	$22.12
Class P Shares:
Net Assets	$438,656,509	$884,163,261	$22,884	$627,045,694	$628,396,694	$1,691,444,352
Shares outstanding, $.001 par value (unlimited shares authorized)	19,987,069	13,639,532	843	20,604,498	48,708,931	69,821,157
Net Asset Value Per Share	$21.95	$64.82	$27.14	$30.43	$12.90	$24.23

Investments, at cost (excluding derivatives)	$581,221,364	$1,994,298,999	$141,092,867	$804,642,748	$627,089,591	$1,366,518,420
Repurchase agreements, at cost	39,108,707	26,504,812	1,353,908	-	3,541,267	9,762,603
Foreign currency held, at cost	-	-	-	-	33	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2017

	Long/Short Large-Cap Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio
ASSETS
Investments, at value (excluding derivatives)	$1,008,426,906	$1,348,844,193	$856,286,513	$420,792,032	$1,794,024,290	$517,506,590
Outstanding purchased options, at value	-	-	-	36,950	-	-
Repurchase agreements, at value	8,246,946	17,957,304	1,415,812	6,453,132	17,556,983	4,024,423
Cash	209,374	50,234	-	-	-	-
Cash (segregated for derivative investments)	400,000	-	-	-	-	107,800
Cash collateral received for securities on loan (1)	181,557,814	-	-	-	-	-
Receivables:
Dividends and interest	1,516,355	3,240,914	756,974	999,549	2,761,314	1,023,888
Fund shares sold	1,664	22,398	29,085	-	809	7,844
Securities sold	2,060,144	1,046,778	3,018,623	1,044,524	1,161,513	497,217
Due from adviser	6,080	-	-	-	-	-
Prepaid expenses and other assets	213	1,003	656	308	1,272	165
Total Assets	1,202,425,496	1,371,162,824	861,507,663	429,326,495	1,815,506,181	523,167,927
LIABILITIES
Payable upon return of securities loaned (1)	181,557,814	-	-	-	-	-
Payables:
Fund shares redeemed	534,826	249,581	165,968	355,891	977,656	101,638
Securities purchased	3,717,822	2,328,446	1,353,161	-	4,982,117	613,299
Securities sold short, at value (2)	221,839,057	-	-	-	-	-
Due to custodian	-	-	299	147	628	107,207
Variation margin on futures contracts	9,608	-	-	-	-	21,966
Accrued advisory fees	676,776	526,437	475,764	245,885	1,044,431	289,473
Accrued service fees	3,136	29,242	18,320	14,414	5,765	4,691
Accrued support service expenses	9,148	16,175	10,089	5,005	21,366	6,204
Accrued custodian, and portfolio accounting and tax fees	101,187	83,016	60,262	31,455	102,684	82,960
Accrued shareholder report expenses	16,390	28,258	19,483	8,824	35,552	11,127
Accrued trustees’ fees and expenses and deferred compensation	19,737	38,849	22,579	11,925	26,408	11,775
Accrued dividends and interest	540,067	-	-	-	-	-
Accrued other	29,699	36,760	27,156	15,135	45,279	19,955
Outstanding options written, at value	-	-	-	63,256	-	-
Total Liabilities	409,055,267	3,336,764	2,153,081	751,937	7,241,886	1,270,295
NET ASSETS	$793,370,229	$1,367,826,060	$859,354,582	$428,574,558	$1,808,264,295	$521,897,632
NET ASSETS CONSIST OF:
Paid-in capital	($36,454,078)	$931,809,763	$2,034,087,939	($33,552,502)	$705,725,196	$91,442,187
Undistributed/accumulated earnings (deficit)	829,824,307	436,016,297	(1,174,733,357)	462,127,060	1,102,539,099	430,455,445
NET ASSETS	$793,370,229	$1,367,826,060	$859,354,582	$428,574,558	$1,808,264,295	$521,897,632
Class I Shares:
Net Assets	$63,319,962	$590,847,210	$369,224,989	$290,866,793	$116,568,542	$94,676,529
Shares outstanding, $.001 par value (unlimited shares authorized)	4,442,878	15,268,836	17,494,288	22,045,036	6,311,115	4,510,684
Net Asset Value Per Share	$14.25	$38.70	$21.11	$13.19	$18.47	$20.99
Class P Shares:
Net Assets	$730,050,267	$776,978,850	$490,129,593	$137,707,765	$1,691,695,753	$427,221,103
Shares outstanding, $.001 par value (unlimited shares authorized)	38,226,818	18,077,112	18,888,513	9,541,795	62,068,841	15,642,204
Net Asset Value Per Share	$19.10	$42.98	$25.95	$14.43	$27.26	$27.31

Investments, at cost (excluding derivatives)	$862,777,979	$1,076,426,495	$698,697,848	$323,484,287	$1,498,839,137	$420,333,448
Outstanding purchased options, at cost	-	-	-	67,706	-	-
Repurchase agreements, at cost	8,246,946	17,957,304	1,415,812	6,453,132	17,556,983	4,024,423
Foreign currency held, at cost	-	-	-	-	-	(26,221)
Securities on loan, at value (1)	176,773,231	-	-	-	-	-
Proceeds from securities sold short	210,978,622	-	-	-	-	-
Premiums received from outstanding options written	-	-	-	49,802	-	-

(1)	The Long/Short Large-Cap Portfolio received cash collateral for securities on loan which is used as collateral to cover securities sold short (see Note (2) below) and therefore is uninvested (see Note 8 in Notes to Financial Statements).
(2)	The Long/Short Large-Cap Portfolio is required to pledge a portion of its assets to the lender as collateral for the borrowed securities. In the event of a default by this Fund where the replacement value of the borrowed securities exceeds the pledged collateral, the lender is granted a security interest in the Fund’s right, title, and interest in the property and assets then held by the lender in any capacity, as security for the Fund’s obligation to pay the lender.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2017

	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Large-Cap Portfolio
ASSETS
Investments, at value (excluding derivatives)	$172,540,234	$867,734,040	$670,127,360	$1,304,778,884	$2,050,373,407	$1,681,928,402
Repurchase agreements, at value	3,189,153	20,692,105	18,367,595	16,695,811	71,600,211	-
Cash	-	-	52,491	-	-	103,292
Cash (segregated for derivative investments)	-	852,600	-	-	-	-
Foreign currency held, at value	-	-	-	-	251,893	26
Receivables:
Dividends and interest	34,345	1,240,816	582,733	1,219,594	1,182,594	9,316,784
Fund shares sold	-	287,998	554,459	20,118	876,961	961
Securities sold	1,290,471	676,358	193,951	-	1,332,133	68,132
Due from adviser	-	-	-	6,400	-	-
Prepaid expenses and other assets	156	671	154	943	1,845	3,466
Total Assets	177,054,359	891,484,588	689,878,743	1,322,721,750	2,125,619,044	1,691,421,063
LIABILITIES
Payables:
Fund shares redeemed	203,384	48,577	80,745	1,032,627	1,698,073	1,226,827
Securities purchased	-	851	1,805,867	-	605,107	1,216,756
Due to custodian	61	159,405	-	457	4,058	-
Variation margin on futures contracts	-	185,285	-	-	-	-
Accrued advisory fees	123,059	227,039	440,284	746,218	1,408,912	1,098,923
Accrued service fees	-	26,167	11,481	1,728	21,801	28,106
Accrued support service expenses	2,080	10,457	8,163	15,738	24,194	19,751
Accrued custodian, and portfolio accounting and tax fees	16,881	89,398	43,512	77,280	559,685	240,005
Accrued shareholder report expenses	3,690	20,368	13,740	26,649	42,396	37,544
Accrued trustees’ fees and expenses and deferred compensation	1,815	21,012	12,606	19,277	37,279	39,642
Accrued foreign capital gains tax	-	-	-	-	649,432	-
Accrued other	2,911	26,521	21,313	35,553	51,148	44,753
Other liabilities	-	-	-	-	-	914
Total Liabilities	353,881	815,080	2,437,711	1,955,527	5,102,085	3,953,221
NET ASSETS	$176,700,478	$890,669,508	$687,441,032	$1,320,766,223	$2,120,516,959	$1,687,467,842
NET ASSETS CONSIST OF:
Paid-in capital	$127,335,515	$541,978,784	$358,375,560	$773,750,592	$1,436,880,112	$925,779,734
Undistributed/accumulated earnings (deficit)	49,364,963	348,690,724	329,065,472	547,015,631	683,636,847	761,688,108
NET ASSETS	$176,700,478	$890,669,508	$687,441,032	$1,320,766,223	$2,120,516,959	$1,687,467,842
Class I Shares:
Net Assets		$527,672,681	$231,863,931	$34,915,815	$447,624,306	$571,591,669
Shares outstanding, $.001 par value (unlimited shares authorized)		22,502,079	10,827,758	2,063,418	24,053,360	59,539,265
Net Asset Value Per Share		$23.45	$21.41	$16.92	$18.61	$9.60
Class P Shares:
Net Assets	$176,700,478	$362,996,827	$455,577,101	$1,285,850,408	$1,672,892,653	$1,115,876,173
Shares outstanding, $.001 par value (unlimited shares authorized)	13,438,715	15,308,036	17,512,058	75,284,175	86,995,270	108,346,196
Net Asset Value Per Share	$13.15	$23.71	$26.02	$17.08	$19.23	$10.30

Investments, at cost (excluding derivatives)	$138,662,554	$690,291,702	$563,872,110	$1,033,813,078	$1,578,232,120	$1,362,233,721
Repurchase agreements, at cost	3,189,153	20,692,105	18,367,595	16,695,811	71,600,211	-
Foreign currency held, at cost	-	-	-	-	250,975	26

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2017

	International Small-Cap Portfolio	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	Currency Strategies Portfolio
ASSETS
Investments, at value (excluding derivatives)	$991,891,188	$1,406,826,306	$373,835,507	$528,746,645	$134,528,499	$697,795,019
Outstanding purchased options, at value	-	-	-	-	-	1,963,303
Repurchase agreements, at value	3,091,980	10,304,093	8,307,539	4,019,279	-	286,782,988
Cash	13,821	-	-	-	300	-
Cash (segregated for derivatives investments)	-	-	-	-	-	5,550,000
Foreign currency held, at value	87,439	109	824	-	2	-
Receivables:
Dividends and interest	3,828,346	6,505,396	580,649	2,392,630	31,132	4,784,018
Fund shares sold	62,515	100	139,854	33,604	24,282	3,774
Securities sold	698,101	2,554,924	-	537,710	-	4,989,660
Forward foreign currency contracts appreciation	-	-	31,519	-	-	21,476,890
Prepaid expenses and other assets	764	975	268	418	85	225
Total Assets	999,674,154	1,426,191,903	382,896,160	535,730,286	134,584,300	1,023,345,877
LIABILITIES
Payables:
Fund shares redeemed	1,848,929	1,522,366	87,963	95,120	46,308	-
Securities purchased	469,986	784,708	-	-	-	-
Due to custodian	-	812	132	186	-	1,276,618
Due to broker (1)	-	-	-	-	-	7,130,000
Accrued advisory fees	710,886	780,388	292,669	379,114	102,530	545,838
Accrued service fees	4,469	14,942	18,924	13,993	6,664	222
Accrued support service expenses	11,478	16,478	4,491	6,289	1,544	11,711
Accrued custodian, and portfolio accounting and tax fees	211,058	293,182	26,864	39,745	16,900	181,880
Accrued shareholder report expenses	22,252	26,715	7,496	12,287	2,365	21,687
Accrued trustees’ fees and expenses and deferred compensation	21,532	31,594	6,995	15,903	2,492	18,838
Accrued foreign capital gains tax	-	195,707	-	-	-	-
Accrued other	29,048	35,875	7,904	18,739	2,575	32,694
Forward foreign currency contracts depreciation	-	-	118,529	-	-	53,114,578
Other liabilities	2,016	2,180	-	-	-	-
Total Liabilities	3,331,654	3,704,947	571,967	581,376	181,378	62,334,066
NET ASSETS	$996,342,500	$1,422,486,956	$382,324,193	$535,148,910	$134,402,922	$961,011,811
NET ASSETS CONSIST OF:
Paid-in capital	$431,950,602	$2,382,837,756	$115,832,954	$531,149,378	$124,414,602	$831,365,606
Undistributed/accumulated earnings (deficit)	564,391,898	(960,350,800)	266,491,239	3,999,532	9,988,320	129,646,205
NET ASSETS	$996,342,500	$1,422,486,956	$382,324,193	$535,148,910	$134,402,922	$961,011,811
Class I Shares:
Net Assets	$91,244,900	$303,691,989	$382,293,996	$285,962,695	$134,386,436	$4,472,764
Shares outstanding, $.001 par value (unlimited shares authorized)	7,927,460	23,589,615	10,698,848	11,807,362	18,911,310	410,985
Net Asset Value Per Share	$11.51	$12.87	$35.73	$24.22	$7.11	$10.88
Class P Shares:
Net Assets	$905,097,600	$1,118,794,967	$30,197	$249,186,215	$16,486	$956,539,047
Shares outstanding, $.001 par value (unlimited shares authorized)	57,161,887	77,725,634	773	9,882,208	1,837	86,976,836
Net Asset Value Per Share	$15.83	$14.39	$39.06	$25.22	$8.97	$11.00

Investments, at cost (excluding derivatives)	$755,654,869	$1,258,621,411	$314,443,005	$497,548,043	$101,943,618	$687,630,409
Outstanding purchased options, at cost	-	-	-	-	-	22,821,812
Repurchase agreements, at cost	3,091,980	10,304,093	8,307,539	4,019,279	-	286,782,988
Foreign currency held, at cost	87,308	108	818	-	2	(74,750)

(1)	The Currency Strategies Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Fund and the counterparty. The Fund invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2017

	Diversified Alternatives Portfolio	Equity Long/Short Portfolio	Global Absolute Return Portfolio	Pacific Dynamix– Conservative Growth Portfolio	Pacific Dynamix– Moderate Growth Portfolio	Pacific Dynamix– Growth Portfolio
ASSETS
Investments, at value (excluding derivatives)	$-	$745,461,831	$854,072,093	$-	$-	$-
Investments in affiliates, at value	4,583,489	-	-	554,518,975	2,414,338,735	773,009,124
Outstanding purchased options, at value	-	-	1,877,920	-	-	-
Repurchase agreements, at value	-	155,072,686	152,841,956	-	-	-
Cash	-	12,071,283	19,550,397	-	-	-
Cash (segregated for derivative investments)	-	118,494,000	580,000	-	-	-
Foreign currency held, at value	-	11,432,693	37,175,069	-	-	-
Receivables:
Dividends and interest	-	1,252	14,405,884	-	-	-
Fund shares sold	497	42,408	11,159	4,916	1,265,117	781,104
Securities sold	-	-	5,259,639	116,759	-	-
Swap agreements	-	64,218	27,196	-	-	-
Due from adviser	5,742	-	-	18,625	76,696	32,393
Swap agreements, at value	-	75,882,627	8,252,973	-	-	-
Forward foreign currency contracts appreciation	-	2,057,502	20,248,497	-	-	-
Prepaid expenses and other assets	-	813	742	121	512	165
Total Assets	4,589,728	1,120,581,313	1,114,303,525	554,659,396	2,415,681,060	773,822,786
LIABILITIES
Payables:
Fund shares redeemed	7	57	28,719	121,483	441	4,490
Securities purchased	489	-	309,728	-	1,263,856	776,351
Reverse repurchase agreements	-	-	7,722,648	-	-	-
Due to custodian	1	-	-	192	820	262
Due to broker (1)	-	34,879,156	5,999,279	-	-	-
Variation margin on futures contracts	-	17,552,690	5,049,668	-	-	-
Variation margin on swaps	-	-	22,744	-	-	-
Accrued advisory fees	771	909,035	714,102	93,837	406,925	130,396
Accrued service fees	225	1,586	1,783	27,320	118,898	38,059
Accrued support service expenses	50	12,517	12,314	6,467	27,901	8,951
Accrued custodian, and portfolio accounting and tax fees	19,308	203,624	481,101	19,192	18,942	19,094
Accrued shareholder report expenses	74	23,313	20,423	11,195	46,332	14,654
Accrued trustees’ fees and expenses and deferred compensation	48	14,661	19,361	8,154	33,379	10,793
Accrued foreign capital gains tax	-	-	295,678	-	-	-
Accrued interest	-	-	29,992	-	-	-
Accrued other	73	33,578	29,405	10,319	43,525	13,843
Outstanding options written, at value	-	-	15,545	-	-	-
Swap agreements, at value	-	4,939,579	13,720,995	-	-	-
Forward foreign currency contracts depreciation	-	294,413	28,065,561	-	-	-
Forward volatility agreements depreciation	-	-	482,136	-	-	-
Total Liabilities	21,046	58,864,209	63,021,182	298,159	1,961,019	1,016,893
NET ASSETS	$4,568,682	$1,061,717,104	$1,051,282,343	$554,361,237	$2,413,720,041	$772,805,893
NET ASSETS CONSIST OF:
Paid-in capital	$4,192,924	$552,508,332	$826,865,151	$424,050,100	$1,780,002,869	$511,048,152
Undistributed/accumulated earnings (deficit)	375,758	509,208,772	224,417,192	130,311,137	633,717,172	261,757,741
NET ASSETS	$4,568,682	$1,061,717,104	$1,051,282,343	$554,361,237	$2,413,720,041	$772,805,893
Class I Shares:
Net Assets	$4,568,682	$32,044,767	$36,173,934	$554,361,237	$2,413,720,041	$772,805,893
Shares outstanding, $.001 par value (unlimited shares authorized)	402,317	2,124,800	3,026,006	35,438,003	123,286,608	35,360,063
Net Asset Value Per Share	$11.36	$15.08	$11.95	$15.64	$19.58	$21.86
Class P Shares:
Net Assets		$1,029,672,337	$1,015,108,409
Shares outstanding, $.001 par value (unlimited shares authorized)		67,915,338	84,031,967
Net Asset Value Per Share		$15.16	$12.08

Investments, at cost (excluding derivatives)	$-	$745,655,220	$806,545,520	$-	$-	$-
Investments in affiliates, at cost	4,250,004	-	-	456,994,872	1,849,210,773	572,281,641
Outstanding purchased options, at cost	-	-	5,694,544	-	-	-
Repurchase agreements, at cost	-	155,072,686	152,841,956	-	-	-
Foreign currency held, at cost	-	2,905,236	17,673,773	-	-	-
Premiums received from outstanding options written	-	-	1,176,228	-	-	-

(1)	The Equity Long/Short and Global Absolute Return Portfolios received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Funds and the counterparty. The Funds invest such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2017

	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio	PSF DFA Balanced Allocation Portfolio
ASSETS
Investments, at value	$-	$-	$-	$-	$-	$102,451,936
Investments in affiliates, at value	1,819,624,219	3,012,841,803	12,156,080,649	10,375,347,890	2,314,501,963	-
Receivables:
Fund shares sold	153	8,937	-	34,854	309,011	423,771
Securities sold	806,523	886,792	5,878,060	4,905,597	1,357,264	-
Due from adviser	-	-	-	-	-	699
Prepaid expenses and other assets	429	685	2,788	2,365	517	17
Total Assets	1,820,431,324	3,013,738,217	12,161,961,497	10,380,290,706	2,316,168,755	102,876,423
LIABILITIES
Payables:
Fund shares redeemed	806,031	894,675	5,873,817	4,936,846	1,665,475	465
Securities purchased	-	-	-	-	-	423,273
Due to custodian	644	1,054	4,243	3,605	800	33
Accrued advisory fees	155,740	256,437	1,033,425	880,982	196,139	17,008
Accrued distribution fees	-	-	-	-	-	1,254
Accrued service fees	89,827	148,579	599,835	512,394	114,314	5,016
Accrued support service expenses	21,640	35,468	142,873	121,593	27,027	1,147
Accrued custodian, and portfolio accounting and tax fees	24,148	25,656	27,467	26,928	25,264	20,254
Accrued shareholder report expenses	39,923	64,342	256,297	216,219	47,517	1,406
Accrued trustees’ fees and expenses and deferred compensation	34,325	55,774	210,616	177,645	38,915	997
Accrued other	35,568	57,636	231,902	196,443	43,400	1,544
Total Liabilities	1,207,846	1,539,621	8,380,475	7,072,655	2,158,851	472,397
NET ASSETS	$1,819,223,478	$3,012,198,596	$12,153,581,022	$10,373,218,051	$2,314,009,904	$102,404,026
NET ASSETS CONSIST OF:
Paid-in capital	$1,121,946,767	$1,629,329,577	$6,062,645,068	$4,328,188,178	$911,736,065	$93,139,417
Undistributed/accumulated earnings (deficit)	697,276,711	1,382,869,019	6,090,935,954	6,045,029,873	1,402,273,839	9,264,609
NET ASSETS	$1,819,223,478	$3,012,198,596	$12,153,581,022	$10,373,218,051	$2,314,009,904	$102,404,026
Class D Shares:
Net Assets						$102,404,026
Shares outstanding, $.001 par value (unlimited shares authorized)						8,573,527
Net Asset Value Per Share						$11.94
Class I Shares:
Net Assets	$1,819,223,478	$3,012,198,596	$12,153,581,022	$10,373,218,051	$2,314,009,904
Shares outstanding, $.001 par value (unlimited shares authorized)	141,972,711	216,799,910	817,857,169	653,405,687	141,283,413
Net Asset Value Per Share	$12.81	$13.89	$14.86	$15.88	$16.38

Investments, at cost						$95,818,287
Investments in affiliates, at cost	1,605,455,590	2,476,400,249	9,464,503,059	7,765,660,836	1,695,400,612

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	Floating Rate Loan Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$362,805	$-	$482	$910,649	$-
Interest, net of foreign taxes withheld	13,129,051	145,549,071	26,915,592	29,519,945	48,395,035	27,687,984
Other	63,702	328,930	901,039	432,275	661	2,953
Total Investment Income	13,192,753	146,240,806	27,816,631	29,952,702	49,306,345	27,690,937

EXPENSES
Advisory fees	1,917,025	15,459,498	3,436,121	4,968,936	3,484,079	3,041,945
Service fees - Class I	30,468	702,918	123,581	336,343	668,726	700,371
Support services expenses	18,437	184,751	25,358	31,710	41,858	36,642
Custodian fees and expenses	9,828	337,725	24,594	36,110	13,539	122,654
Portfolio accounting and tax fees	100,774	527,205	249,720	440,890	132,003	118,318
Shareholder report expenses	10,060	103,534	13,440	16,963	22,984	20,552
Legal and audit fees	12,644	131,124	17,935	21,759	28,232	25,374
Trustees’ fees and expenses	6,838	68,694	9,598	12,102	15,692	13,580
Interest expense	63	142,740	191	3	5,645	3,648,527
Other	17,182	121,650	18,902	23,619	33,617	31,262
Total Expenses	2,123,319	17,779,839	3,919,440	5,888,435	4,446,375	7,759,225
Advisory Fee Waiver (1)	-	-	-	(662,525)	-	-
Net Expenses	2,123,319	17,779,839	3,919,440	5,225,910	4,446,375	7,759,225
NET INVESTMENT INCOME (LOSS)	11,069,434	128,460,967	23,897,191	24,726,792	44,859,970	19,931,712

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	2,635,845	14,453,122	934,001	(1,480,564)	5,717,319	(16,262,722)
Foreign currency transactions	-	534,507	-	-	-	100,535
Forward foreign currency contract transactions	-	(5,562,437)	-	-	-	4,366,741
Futures contract transactions	-	19,099,143	-	-	-	(729,714)
Purchased option transactions	-	(4,388,702)	-	-	-	30,641
Swap transactions	-	4,995,937	-	-	1,075,383	1,474,298
Written option transactions	-	16,664,370	-	-	-	1,217,299
Net Realized Gain (Loss)	2,635,845	45,795,940	934,001	(1,480,564)	6,792,702	(9,802,922)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	5,519,661	97,361,141	(5,376,050)	2,303,344	15,317,156	34,589,584
Foreign currencies	-	(145,810)	-	-	-	195,623
Forward foreign currency contracts	-	(1,543,991)	-	-	-	(14,166,153)
Futures contracts	-	7,149,813	-	-	-	205,110
Purchased options	-	(720,086)	-	-	-	(1,335,372)
Short positions	-	-	-	-	-	(24,297)
Swaps	-	(11,250,747)	-	-	(566,420)	(1,458,363)
Unfunded loan commitments	-	-	(16,583)	6,555	-	-
Written options	-	235,735	-	-	-	689,897
Change in Net Unrealized Appreciation (Depreciation)	5,519,661	91,086,055	(5,392,633)	2,309,899	14,750,736	18,696,029
NET GAIN (LOSS)	8,155,506	136,881,995	(4,458,632)	829,335	21,543,438	8,893,107
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,224,940	$265,342,962	$19,438,559	$25,556,127	$66,403,408	$28,824,819

Foreign taxes withheld on dividends and interest	$890	$48,828	$-	$-	$-	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Floating Rate Loan Portfolio (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2017

	Inflation Strategy Portfolio	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Comstock Portfolio	Developing Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$-	$-	$-	$23,197,643	$942,991
Interest, net of foreign taxes withheld	5,008,058	95,994,815	39,829,613	35,334,901	27,160	3,186
Other	173	2,383	1,235	4,806	776	183
Total Investment Income	5,008,231	95,997,198	39,830,848	35,339,707	23,225,579	946,360

EXPENSES
Advisory fees	808,837	11,855,291	7,926,207	3,609,454	7,321,336	1,446,523
Service fees - Class I	43,328	1,770,782	937,462	80,515	544,914	241,079
Support services expenses	28,052	141,201	95,897	22,340	48,829	12,214
Custodian fees and expenses	2,506	297,270	51,116	117,262	22,288	8,531
Portfolio accounting and tax fees	49,357	377,269	252,075	121,040	93,516	28,913
Shareholder report expenses	5,416	79,836	52,351	12,243	27,594	5,624
Legal and audit fees	6,423	97,736	69,615	19,104	33,983	6,029
Trustees’ fees and expenses	3,604	52,146	36,208	8,160	18,388	5,034
Interest expense	330,724	1,546,593	-	11,934	789	981
Other	12,898	101,485	58,302	24,386	42,078	14,983
Total Expenses	1,291,145	16,319,609	9,479,233	4,026,438	8,153,715	1,769,911
Advisory Fee Waiver (1)	-	-	-	-	(154,008)	-
Net Expenses	1,291,145	16,319,609	9,479,233	4,026,438	7,999,707	1,769,911
NET INVESTMENT INCOME (LOSS)	3,717,086	79,677,589	30,351,615	31,313,269	15,225,872	(823,551)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (2)	(356,223)	56,855,171	1,085,561	16,243,130	103,017,587	30,377,558
Foreign currency transactions	(6,397)	2,219,096	686	(277,839)	(5,532)	-
Forward foreign currency contract transactions	(6,542)	(8,825,757)	-	2,203,676	(4,970,412)	-
Futures contract transactions	(175,493)	2,939,488	(2,602,371)	-	-	-
Purchased option transactions	-	(1,002,067)	(10,500)	-	-	-
Swap transactions	-	(16,168,937)	-	3,450,998	-	-
Written option transactions	-	7,093,732	2,100	-	-	-
Net Realized Gain (Loss)	(544,655)	43,110,726	(1,524,524)	21,619,965	98,041,643	30,377,558

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (3)	3,726,903	57,119,358	(2,820,472)	5,255,506	59,586,213	34,574,418
Foreign currencies	-	537,856	189	20,849	54,963	-
Forward foreign currency contracts	(59,934)	(53,898,349)	(18,084)	7,609,140	(3,436,743)	-
Futures contracts	3,415	7,188,886	(665,584)	-	-	-
Purchased options	(36,943)	(1,238,243)	-	-	-	-
Swaps	18,803	11,390,305	-	190,952	-	-
Written options	-	354,601	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	3,652,244	21,454,414	(3,503,951)	13,076,447	56,204,433	34,574,418
NET GAIN (LOSS)	3,107,589	64,565,140	(5,028,475)	34,696,412	154,246,076	64,951,976
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,824,675	$144,242,729	$25,323,140	$66,009,681	$169,471,948	$64,128,425

Foreign taxes withheld on dividends and interest	$-	$-	$10,468	$333,013	$617,201	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Comstock Portfolio (see Note 6 in Notes to Financial Statements).
(2)	Net realized gain (loss) on investment security transactions for the Managed Bond and Emerging Markets Debt Portfolios is net of foreign capital gains tax withheld of $7,050 and $109,236, respectively.
(3)	Change in net unrealized appreciation (depreciation) on investment securities for the Emerging Markets Debt Portfolio is net of decrease in deferred foreign capital gains tax of $129,116.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2017

	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$16,146,858	$56,735,405	$1,200,588	$9,723,100	$6,927,383	$42,658,871
Interest, net of foreign taxes withheld	40,303	43,830	67,010	90,294	5,671	32,706
Other	625	1,948	110	776	745	1,493
Total Investment Income	16,187,786	56,781,183	1,267,708	9,814,170	6,933,799	42,693,070

EXPENSES
Advisory fees	5,535,894	1,407,327	1,168,309	6,157,533	6,441,031	12,227,666
Service fees - Class I	766,191	4,005,620	317,792	1,036,008	416,207	760,629
Support services expenses	39,955	135,125	7,648	53,777	43,392	97,959
Custodian fees and expenses	14,763	43,015	3,853	20,139	17,117	27,797
Portfolio accounting and tax fees	79,112	239,949	25,629	102,317	90,005	178,037
Shareholder report expenses	22,438	74,541	4,148	29,272	23,948	55,069
Legal and audit fees	28,853	101,448	5,390	37,530	29,126	69,877
Trustees’ fees and expenses	15,043	51,474	2,960	20,533	16,341	36,786
Interest expense	301	8,972	-	1,812	2,094	3,680
Other	34,162	89,726	4,618	40,853	38,045	73,621
Total Expenses	6,536,712	6,157,197	1,540,347	7,499,774	7,117,306	13,531,121
Advisory Fee Waiver (1)	-	-	-	-	(405,714)	-
Net Expenses	6,536,712	6,157,197	1,540,347	7,499,774	6,711,592	13,531,121
NET INVESTMENT INCOME (LOSS)	9,651,074	50,623,986	(272,639)	2,314,396	222,207	29,161,949

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	69,409,801	55,392,157	22,300,944	85,065,984	155,028,423	89,882,642
Foreign currency transactions	(2,022)	-	(123)	(9,913)	(1,848)	(23,652)
Futures contract transactions	-	9,520,585	-	-	-	-
Net Realized Gain (Loss)	69,407,779	64,912,742	22,300,821	85,056,071	155,026,575	89,858,990

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	67,122,214	436,455,387	17,774,437	216,531,879	109,872,620	156,067,080
Foreign currencies	23,411	-	1,783	37,408	-	29,430
Futures contracts	-	147,921	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	67,145,625	436,603,308	17,776,220	216,569,287	109,872,620	156,096,510
NET GAIN (LOSS)	136,553,404	501,516,050	40,077,041	301,625,358	264,899,195	245,955,500
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$146,204,478	$552,140,036	$39,804,402	$303,939,754	$265,121,402	$275,117,449

Foreign taxes withheld on dividends and interest	$101,820	$-	$2,327	$46,219	$27,059	$1,122,921

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Large-Cap Growth Portfolio (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2017

	Long/Short Large-Cap Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$16,244,898	$26,717,238	$12,448,083	$3,900,406	$24,969,036	$10,031,048
Interest, net of foreign taxes withheld	12,536	18,877	4,246	8,591	29,582	269,407
Other	847	983	796	330	1,140	383
Total Investment Income	16,258,281	26,737,098	12,453,125	3,909,327	24,999,758	10,300,838

EXPENSES
Advisory fees	7,933,694	6,091,285	6,066,124	2,959,879	11,574,238	3,997,241
Service fees - Class I	118,535	1,182,028	696,037	518,421	217,326	176,532
Support services expenses	37,752	64,857	44,365	20,264	81,287	27,931
Custodian fees and expenses	64,460	22,168	16,911	10,999	27,076	36,989
Portfolio accounting and tax fees	108,825	118,903	92,247	42,892	147,784	103,085
Shareholder report expenses	20,494	35,970	25,891	11,122	45,901	14,442
Legal and audit fees	22,866	45,637	32,249	13,468	60,566	16,675
Trustees’ fees and expenses	13,622	24,412	16,373	7,797	29,988	9,084
Interest expense	1,125,422	2,898	2,764	515	1,235	3,014
Dividend expenses	5,505,170	-	-	-	-	-
Licensing fee	-	-	-	-	-	79,052
Other	22,689	50,499	41,050	19,609	58,729	15,046
Total Expenses	14,973,529	7,638,657	7,034,011	3,604,966	12,244,130	4,479,091
Advisory Fee Waiver (1)	-	-	-	(105,710)	-	(532,965)
Adviser Reimbursement (2)	(74,158)	-	-	-	-	-
Net Expenses	14,899,371	7,638,657	7,034,011	3,499,256	12,244,130	3,946,126
NET INVESTMENT INCOME (LOSS)	1,358,910	19,098,441	5,419,114	410,071	12,755,628	6,354,712

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	125,268,937	112,345,830	191,430,572	19,047,259	117,505,583	60,802,404
Closed short positions	(27,497,157)	-	-	-	-	-
Foreign currency transactions	1,708	(9,912)	-	(695)	-	(4,671)
Forward foreign currency contract transactions	-	-	-	-	-	2,617
Futures contract transactions	1,485,915	-	(3,349,882)	(1,263,076)	(341,605)	405,049
Purchased option transactions	-	-	-	(886,022)	-	-
Written option transactions	-	-	-	375,195	-	-
Net Realized Gain (Loss)	99,259,403	112,335,918	188,080,690	17,272,661	117,163,978	61,205,399

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	55,068,719	83,342,133	4,713,157	84,453,381	128,405,594	(23,438,896)
Foreign currencies	2,362	26,434	-	79,562	-	4,708
Futures contracts	26,848	-	-	-	-	19,433
Purchased options	-	-	-	(30,756)	-	-
Short positions	3,263,316	-	-	-	-	-
Written options	-	-	-	(13,454)	-	-
Change in Net Unrealized Appreciation (Depreciation)	58,361,245	83,368,567	4,713,157	84,488,733	128,405,594	(23,414,755)
NET GAIN (LOSS)	157,620,648	195,704,485	192,793,847	101,761,394	245,569,572	37,790,644
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$158,979,558	$214,802,926	$198,212,961	$102,171,465	$258,325,200	$44,145,356

Foreign taxes withheld on dividends and interest	$36,488	$221,267	$3,838	$100,010	$-	$32,841

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Mid-Cap Growth, and Small-Cap Equity Portfolios (see Note 6 in Notes to Financial Statements).
(2)	Pacific Life Fund Advisors LLC voluntarily agreed to reimburse the Long/Short Large-Cap Portfolio for certain expenses (see Note 7 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2017

	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Large-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,189,722	$13,864,665	$7,637,356	$28,410,433	$32,100,590	$43,603,523
Interest, net of foreign taxes withheld	3,052	18,748	9,715	21,512	62,168	103,509
Other	133	865	458	899	1,426	1,453
Total Investment Income	1,192,907	13,884,278	7,647,529	28,432,844	32,164,184	43,708,485

EXPENSES
Advisory fees	1,445,432	2,927,508	4,937,335	8,423,573	16,259,421	13,764,105
Service fees - Class I	-	992,434	454,025	62,623	808,490	1,109,434
Support services expenses	8,522	55,556	31,203	60,972	98,301	87,748
Custodian fees and expenses	7,882	34,882	11,081	19,226	594,628	148,843
Portfolio accounting and tax fees	20,005	121,293	64,230	113,779	398,650	245,349
Shareholder report expenses	5,250	27,514	17,910	34,454	54,025	47,965
Legal and audit fees	8,332	34,718	21,905	44,636	70,268	58,255
Trustees’ fees and expenses	2,959	17,051	11,314	22,511	36,571	32,539
Interest expense	10	5,483	917	-	4,229	9,615
Offering expenses	71,917	-	-	-	-	-
Licensing fee	-	280,842	-	-	-	-
Other	1,540	42,832	16,101	47,560	69,407	69,256
Total Expenses	1,571,849	4,540,113	5,566,021	8,829,334	18,393,990	15,573,109
Adviser Reimbursement (1)	-	-	-	(79,211)	-	-
Net Expenses	1,571,849	4,540,113	5,566,021	8,750,123	18,393,990	15,573,109
NET INVESTMENT INCOME (LOSS)	(378,942)	9,344,165	2,081,508	19,682,721	13,770,194	28,135,376

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	15,021,925	145,620,837	71,604,475	82,459,640	181,233,248	141,002,185
Foreign currency transactions	-	-	(2,195)	-	(1,957,555)	4,270,530
Futures contract transactions	-	2,689,081	22,453	(67,196)	(205,150)	(2,666,481)
Net Realized Gain (Loss)	15,021,925	148,309,918	71,624,733	82,392,444	179,070,543	142,606,234

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (2)	16,191,143	(41,030,380)	(12,054,294)	78,471,727	404,481,364	286,283,249
Foreign currencies	-	59	-	-	1,823,228	792,495
Futures contracts	-	142,659	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	16,191,143	(40,887,662)	(12,054,294)	78,471,727	406,304,592	287,075,744
NET GAIN (LOSS)	31,213,068	107,422,256	59,570,439	160,864,171	585,375,135	429,681,978
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,834,126	$116,766,421	$61,651,947	$180,546,892	$599,145,329	$457,817,354

Foreign taxes withheld on dividends and interest	$-	$1,416	$30,911	$-	$3,691,969	$5,245,683

(1)	Pacific Life Fund Advisors LLC voluntarily agreed to reimburse the Value Advantage Portfolio for certain expenses (see Note 7 in Notes to Financial Statements).
(2)	Change in net unrealized appreciation (depreciation) on investment securities for the Emerging Markets Portfolio is net of increase in deferred foreign capital gains tax of $649,432.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2017

	International Small-Cap Portfolio	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	Currency Strategies Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$25,020,330	$49,304,394	$4,144,763	$4,844,670	$660,132	$-
Interest, net of foreign taxes withheld	10,490	21,441	11,565	6,076	16,657	4,975,385
Other	936	10,646	253	500	117	1,162
Total Investment Income	25,031,756	49,336,481	4,156,581	4,851,246	676,906	4,976,547

EXPENSES
Advisory fees	9,039,663	8,327,191	3,234,961	4,905,987	1,021,254	6,745,130
Service fees - Class I	169,245	574,032	718,824	589,038	226,916	9,719
Support services expenses	51,720	62,238	17,258	28,366	5,458	49,952
Custodian fees and expenses	108,003	112,257	7,977	10,711	9,947	90,193
Portfolio accounting and tax fees	200,237	271,873	36,534	57,414	16,852	204,350
Shareholder report expenses	28,153	33,580	9,371	15,704	2,936	27,392
Legal and audit fees	33,557	44,317	11,853	18,543	3,910	30,663
Trustees’ fees and expenses	19,268	23,246	6,655	10,620	2,159	17,690
Interest expense	14,729	14,794	28	111	471	193,029
Other	44,380	43,893	10,660	28,076	3,075	25,581
Total Expenses	9,708,955	9,507,421	4,054,121	5,664,570	1,292,978	7,393,699
Net Expenses	9,708,955	9,507,421	4,054,121	5,664,570	1,292,978	7,393,699
NET INVESTMENT INCOME (LOSS)	15,322,801	39,829,060	102,460	(813,324)	(616,072)	(2,417,152)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (1)	160,737,567	93,844,428	15,008,859	63,362,725	5,471,539	1,495,509
Foreign currency transactions	2,228,838	(934,258)	(5,110)	-	(2,499)	(3,026,504)
Forward foreign currency contract transactions	1,308	877,251	135,902	-	-	19,618,686
Futures contract transactions	(1,465,519)	(2,538,731)	-	-	-	-
Purchased option transactions	-	-	-	-	4,866	(22,736,612)
Written option transactions	-	-	-	-	(9,507)	-
Net Realized Gain (Loss)	161,502,194	91,248,690	15,139,651	63,362,725	5,464,399	(4,648,921)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (2)	125,284,130	113,335,105	58,978,522	(50,184,019)	30,401,392	17,202,938
Foreign currencies	316,818	438,335	18,058	-	58	257,241
Forward foreign currency contracts	-	1,082,368	(193,761)	-	-	(34,578,836)
Purchased options	-	-	-	-	1,684	(7,399,602)
Change in Net Unrealized Appreciation (Depreciation)	125,600,948	114,855,808	58,802,819	(50,184,019)	30,403,134	(24,518,259)
NET GAIN (LOSS)	287,103,142	206,104,498	73,942,470	13,178,706	35,867,533	(29,167,180)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$302,425,943	$245,933,558	$74,044,930	$12,365,382	$35,251,461	($31,584,332)

Foreign taxes withheld on dividends and interest	$2,776,394	$4,798,001	$22,537	$-	$1,739	$-

(1)	Net realized gain (loss) on investment security transactions for the International Value Portfolio is net of foreign capital gains tax withheld of $6,704.
(2)	Change in net unrealized appreciation (depreciation) on investment securities for the International Value Portfolio is net of increase in deferred foreign capital gains tax of $195,707.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2017

	Diversified Alternatives Portfolio	Equity Long/Short Portfolio	Global Absolute Return Portfolio	Pacific Dynamix– Conservative Growth Portfolio	Pacific Dynamix– Moderate Growth Portfolio	Pacific Dynamix– Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld (1)	$-	$836,691	$396,213	$-	$-	$-
Interest, net of foreign taxes withheld	-	5,560,295	56,571,631	-	-	-
Other	3	883	648	394	1,597	498
Total Investment Income	3	6,397,869	56,968,492	394	1,597	498

EXPENSES
Advisory fees	7,106	12,837,552	7,827,742	1,072,766	4,442,836	1,405,291
Service fees - Class I	7,106	53,187	65,314	1,072,766	4,442,836	1,405,291
Support services expenses	171	53,375	47,053	25,689	106,491	33,717
Custodian fees and expenses	-	121,990	582,926	-	-	-
Portfolio accounting and tax fees	32,256	212,724	192,777	32,658	32,242	32,490
Shareholder report expenses	94	29,893	25,223	14,298	58,823	18,532
Legal and audit fees	122	36,595	31,992	17,078	72,003	22,793
Trustees’ fees and expenses	66	19,538	17,686	9,176	38,619	12,289
Interest expense	-	30,563	447,255	182	109	-
Other	31	42,905	41,805	3,640	16,302	5,134
Total Expenses	46,952	13,438,322	9,279,773	2,248,253	9,210,261	2,935,537
Advisory Fee Waiver (2)	-	(1,674,463)	-	-	-	-
Adviser Reimbursement (3)	(29,179)	-	-	(255,880)	(1,127,747)	(423,286)
Net Expenses	17,773	11,763,859	9,279,773	1,992,373	8,082,514	2,512,251
NET INVESTMENT INCOME (LOSS)	(17,770)	(5,365,990)	47,688,719	(1,991,979)	(8,080,917)	(2,511,753)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	-	2,698	36,720,669	-	-	-
Investment securities from affiliated mutual fund investments	74,658	-	-	24,112,534	51,501,414	34,854,983
Foreign currency transactions	-	(126,916)	669,297	-	-	-
Forward bonds and forward volatility agreements	-	-	(378,973)	-	-	-
Forward foreign currency contract transactions	-	10,434,611	(14,546,433)	-	-	-
Futures contract transactions	-	86,818,267	(16,055,579)	-	-	-
Purchased option transactions	-	-	(4,749,470)	-	-	-
Swap transactions	-	150,564,172	(18,459,226)	-	-	-
Written option transactions	-	-	1,708,547	-	-	-
Net Realized Gain (Loss)	74,658	247,692,832	(15,091,168)	24,112,534	51,501,414	34,854,983

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (4)	-	(100,304)	70,080,336	-	-	-
Investment securities from affiliated mutual fund investments	186,434	-	-	28,632,101	242,238,399	80,845,226
Foreign currencies	-	45,170	1,005,521	-	-	-
Forward bonds and forward volatility agreements	-	-	(482,136)	-	-	-
Forward foreign currency contracts	-	5,556,362	(18,061,645)	-	-	-
Futures contracts	-	179,757	572,154	-	-	-
Purchased options	-	-	(15,651,854)	-	-	-
Reverse repurchase agreements	-	-	42,063	-	-	-
Swaps	-	(69,623,248)	(15,514,805)	-	-	-
Written options	-	-	2,877,650	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	186,434	(63,942,263)	24,867,284	28,632,101	242,238,399	80,845,226
NET GAIN (LOSS)	261,092	183,750,569	9,776,116	52,744,635	293,739,813	115,700,209
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$243,322	$178,384,579	$57,464,835	$50,752,656	$285,658,896	$113,188,456

Foreign taxes withheld on dividends and interest	$-	$-	$1,008,631	$-	$-	$-

(1)	No dividends and capital gain distributions were received by the Diversified Alternatives, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, and Pacific Dynamix – Growth Portfolios from their underlying funds during the period ended December 31, 2017 under the current dividend and distribution policy (see Note 2B in Notes to Financial Statements).
(2)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Equity Long/Short Portfolio (see Note 6 in Notes to Financial Statements).
(3)	Pacific Life Fund Advisors LLC reimbursed expenses for the Diversified Alternatives, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, and Pacific Dynamix – Growth Portfolios (see Note 7B in Notes to Financial Statements).
(4)	Change in net unrealized appreciation (depreciation) on investment securities for the Global Absolute Return Portfolio is net of increase in deferred foreign capital gains tax of $295,678.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2017

	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio	PSF DFA Balanced Allocation Portfolio
INVESTMENT INCOME
Dividends (1)	$-	$-	$-	$-	$-	$2,163,969
Other	1,454	2,310	9,213	7,740	1,691	38
Total Investment Income	1,454	2,310	9,213	7,740	1,691	2,164,007

EXPENSES
Advisory fees	1,911,028	3,080,214	12,275,979	10,358,411	2,276,813	135,351
Distribution and/or service fees - Class D	-	-	-	-	-	169,188
Service fees - Class I	3,822,055	6,160,428	24,551,959	20,716,822	4,553,627	-
Support services expenses	92,836	147,278	588,687	496,785	109,134	3,281
Portfolio accounting and tax fees	41,371	43,615	47,845	46,438	42,631	34,950
Shareholder report expenses	50,489	82,148	325,202	274,311	60,306	1,750
Legal and audit fees	56,410	92,580	376,667	319,693	70,815	2,649
Trustees’ fees and expenses	32,647	51,951	208,122	176,147	38,851	1,340
Interest expense	126	195	677	566	121	-
Offering expenses	-	-	-	-	-	33,112
Recoupment of adviser reimbursement	-	-	-	-	-	15,056
Other	15,987	25,596	97,124	81,013	17,662	321
Total Expenses	6,022,949	9,684,005	38,472,262	32,470,186	7,169,960	396,998
Adviser Reimbursement (2)	-	-	-	-	-	(25,017)
Net Expenses	6,022,949	9,684,005	38,472,262	32,470,186	7,169,960	371,981
NET INVESTMENT INCOME (LOSS)	(6,021,495)	(9,681,695)	(38,463,049)	(32,462,446)	(7,168,269)	1,792,026

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	-	-	-	-	-	218,106
Investment securities from affiliated mutual fund investments	86,226,174	268,137,239	795,181,836	783,480,772	176,416,359	-
Net Realized Gain (Loss)	86,226,174	268,137,239	795,181,836	783,480,772	176,416,359	218,106

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	-	-	-	-	-	6,249,847
Investment securities from affiliated mutual fund investments	56,918,193	60,243,252	767,851,443	819,997,338	218,814,791	-
Change in Net Unrealized Appreciation (Depreciation)	56,918,193	60,243,252	767,851,443	819,997,338	218,814,791	6,249,847
NET GAIN (LOSS)	143,144,367	328,380,491	1,563,033,279	1,603,478,110	395,231,150	6,467,953
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$137,122,872	$318,698,796	$1,524,570,230	$1,571,015,664	$388,062,881	$8,259,979

(1)	No dividend and capital gain distributions were received by the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios from their underlying funds for the period ended December 31, 2017 under the current dividend and distribution policy (see Note 2B in Notes to Financial Statements).
(2)	Pacific Life Fund Advisors LLC reimbursed expenses for the PSF DFA Balanced Allocation Portfolio (See Note 7B in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	Core Income Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio
OPERATIONS
Net investment income (loss)	$11,069,434	$11,103,052	$128,460,967	$127,763,789	$23,897,191	$17,167,799
Net realized gain (loss)	2,635,845	(4,561,999)	45,795,940	34,592,993	934,001	(4,454,056)
Change in net unrealized appreciation (depreciation)	5,519,661	14,177,505	91,086,055	14,864,997	(5,392,633)	19,635,017
Net Increase (Decrease) in Net Assets Resulting from Operations	19,224,940	20,718,558	265,342,962	177,221,779	19,438,559	32,348,760
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	12,426,287	7,604,214	117,672,650	69,729,490	25,414,549	19,217,506
Class P	29,665,547	4,716,824	171,706,729	538,229,173	259,814,233	6,433,732
Cost of shares repurchased
Class I	(1,247,051)	(3,651,296)	(30,513,645)	(59,862,037)	(16,285,969)	(18,570,365)
Class P	(24,472,406)	(62,377,331)	(494,850,104)	(518,601,265)	(33,365,006)	(130,113,555)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	16,372,377	(53,707,589)	(235,984,370)	29,495,361	235,577,807	(123,032,682)
NET INCREASE (DECREASE) IN NET ASSETS	35,597,317	(32,989,031)	29,358,592	206,717,140	255,016,366	(90,683,922)
NET ASSETS
Beginning of Year	359,522,261	392,511,292	3,822,858,447	3,616,141,307	367,685,333	458,369,255
End of Year	$395,119,578	$359,522,261	$3,852,217,039	$3,822,858,447	$622,701,699	$367,685,333

	Floating Rate Loan Portfolio		High Yield Bond Portfolio		Inflation Managed Portfolio
OPERATIONS
Net investment income (loss)	$24,726,792	$24,280,809	$44,859,970	$53,552,838	$19,931,712	$19,845,065
Net realized gain (loss)	(1,480,564)	(9,786,681)	6,792,702	(43,477,749)	(9,802,922)	(19,152,455)
Change in net unrealized appreciation (depreciation)	2,309,899	42,182,298	14,750,736	127,783,473	18,696,029	35,403,844
Net Increase (Decrease) in Net Assets Resulting from Operations	25,556,127	56,676,426	66,403,408	137,858,562	28,824,819	36,096,454
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	39,480,139	27,469,453	62,089,491	93,097,859	29,454,791	20,586,215
Class P	209,514,500	11,343,526	5,069,169	12,967,130	14,704,249	199,181,729
Cost of shares repurchased
Class I	(28,260,406)	(21,579,263)	(82,507,663)	(100,805,182)	(48,449,562)	(68,782,443)
Class P	(41,869,474)	(270,045,769)	(92,477,028)	(295,618,347)	(140,318,534)	(61,394,170)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	178,864,759	(252,812,053)	(107,826,031)	(290,358,540)	(144,609,056)	89,591,331
NET INCREASE (DECREASE) IN NET ASSETS	204,420,886	(196,135,627)	(41,422,623)	(152,499,978)	(115,784,237)	125,687,785
NET ASSETS
Beginning of Year	529,004,520	725,140,147	889,007,696	1,041,507,674	826,208,521	700,520,736
End of Year	$733,425,406	$529,004,520	$847,585,073	$889,007,696	$710,424,284	$826,208,521

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	Inflation Strategy Portfolio		Managed Bond Portfolio		Short Duration Bond Portfolio
OPERATIONS
Net investment income (loss)	$3,717,086	$1,489,676	$79,677,589	$87,322,388	$30,351,615	$19,419,578
Net realized gain (loss)	(544,655)	3,938,875	43,110,726	(26,554,655)	(1,524,524)	(1,959,249)
Change in net unrealized appreciation (depreciation)	3,652,244	332,349	21,454,414	28,640,221	(3,503,951)	5,504,068
Net Increase (Decrease) in Net Assets Resulting from Operations	6,824,675	5,760,900	144,242,729	89,407,954	25,323,140	22,964,397
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	7,333,217	4,959,122	78,997,930	44,722,958	108,907,797	57,030,201
Class P	7,820,063	5,300,031	7,941,203	381,524,025	526,367,106	992,525,985
Cost of shares repurchased
Class I	(2,779,449)	(7,676,505)	(96,837,346)	(131,464,500)	(52,273,513)	(68,726,528)
Class P	(59,591,318)	(44,579,563)	(518,697,478)	(343,181,929)	(99,973,721)	(484,731,298)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(47,217,487)	(41,996,915)	(528,595,691)	(48,399,446)	483,027,669	496,098,360
NET INCREASE (DECREASE) IN NET ASSETS	(40,392,812)	(36,236,015)	(384,352,962)	41,008,508	508,350,809	519,062,757
NET ASSETS
Beginning of Year	227,420,460	263,656,475	3,184,118,163	3,143,109,655	1,653,690,164	1,134,627,407
End of Year	$187,027,648	$227,420,460	$2,799,765,201	$3,184,118,163	$2,162,040,973	$1,653,690,164

	Emerging Markets Debt Portfolio		Comstock Portfolio		Developing Growth Portfolio
OPERATIONS
Net investment income (loss)	$31,313,269	$55,610,896	$15,225,872	$24,675,719	($823,551)	($878,704)
Net realized gain (loss)	21,619,965	(18,952,439)	98,041,643	65,183,504	30,377,558	(33,093,241)
Change in net unrealized appreciation (depreciation)	13,076,447	88,273,060	56,204,433	80,461,313	34,574,418	9,759,263
Net Increase (Decrease) in Net Assets Resulting from Operations	66,009,681	124,931,517	169,471,948	170,320,536	64,128,425	(24,212,682)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	30,568,183	13,412,406	13,311,784	10,378,909	3,975,382	8,245,119
Class P	30,857,196	13,561,438	60,682,011	12,666,673	7,552,103	1,546,867
Cost of shares repurchased
Class I	(9,167,227)	(10,006,370)	(45,547,172)	(36,258,455)	(18,966,728)	(21,344,086)
Class P	(343,679,222)	(386,275,941)	(273,084,849)	(289,224,830)	(45,999,020)	(255,746,319)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(291,421,070)	(369,308,467)	(244,638,226)	(302,437,703)	(53,438,263)	(267,298,419)
NET INCREASE (DECREASE) IN NET ASSETS	(225,411,389)	(244,376,950)	(75,166,278)	(132,117,167)	10,690,162	(291,511,101)
NET ASSETS
Beginning of Year	597,971,066	842,348,016	1,091,370,545	1,223,487,712	236,419,758	527,930,859
End of Year	$372,559,677	$597,971,066	$1,016,204,267	$1,091,370,545	$247,109,920	$236,419,758

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio
OPERATIONS
Net investment income (loss)	$9,651,074	$11,688,240	$50,623,986	$42,503,784	($272,639)	($216,149)
Net realized gain (loss)	69,407,779	55,455,011	64,912,742	86,142,638	22,300,821	10,280,454
Change in net unrealized appreciation (depreciation)	67,145,625	17,749,189	436,603,308	116,523,996	17,776,220	(7,159,294)
Net Increase (Decrease) in Net Assets Resulting from Operations	146,204,478	84,892,440	552,140,036	245,170,418	39,804,402	2,905,011
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	14,870,188	40,795,924	348,611,085	223,774,044	20,918,191	19,977,202
Class P	179,453	97,946,279	218,174,264	181,863,268	-	-
Cost of shares repurchased
Class I	(39,468,130)	(29,990,820)	(169,104,763)	(231,716,974)	(20,559,019)	(43,191,479)
Class P	(102,904,940)	(56,578,233)	(180,715,804)	(90,187,058)	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(127,323,429)	52,173,150	216,964,782	83,733,280	359,172	(23,214,277)
NET INCREASE (DECREASE) IN NET ASSETS	18,881,049	137,065,590	769,104,818	328,903,698	40,163,574	(20,309,266)
NET ASSETS
Beginning of Year	824,384,353	687,318,763	2,338,102,585	2,009,198,887	135,820,767	156,130,033
End of Year	$843,265,402	$824,384,353	$3,107,207,403	$2,338,102,585	$175,984,341	$135,820,767

	Growth Portfolio		Large-Cap Growth Portfolio		Large-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	$2,314,396	$2,124,726	$222,207	$402,793	$29,161,949	$32,095,897
Net realized gain (loss)	85,056,071	77,635,910	155,026,575	40,225,860	89,858,990	110,637,915
Change in net unrealized appreciation (depreciation)	216,569,287	(59,129,411)	109,872,620	(44,606,873)	156,096,510	103,431,456
Net Increase (Decrease) in Net Assets Resulting from Operations	303,939,754	20,631,225	265,121,402	(3,978,220)	275,117,449	246,165,268
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	31,345,070	21,636,927	30,788,447	13,459,482	20,518,664	15,277,471
Class P	76,139,165	2,519,673	388,308	4,147,319	180,769,015	152,753,823
Cost of shares repurchased
Class I	(54,166,606)	(67,815,284)	(32,105,386)	(49,330,022)	(51,082,830)	(58,401,278)
Class P	(142,501,620)	(143,106,979)	(346,333,618)	(227,328,263)	(386,331,592)	(199,512,524)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(89,183,991)	(186,765,663)	(347,262,249)	(259,051,484)	(236,126,743)	(89,882,508)
NET INCREASE (DECREASE) IN NET ASSETS	214,755,763	(166,134,438)	(82,140,847)	(263,029,704)	38,990,706	156,282,760
NET ASSETS
Beginning of Year	979,650,075	1,145,784,513	942,323,908	1,205,353,612	2,043,541,354	1,887,258,594
End of Year	$1,194,405,838	$979,650,075	$860,183,061	$942,323,908	$2,082,532,060	$2,043,541,354

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	Long/Short Large-Cap Portfolio		Main Street Core Portfolio		Mid-Cap Equity Portfolio
OPERATIONS
Net investment income (loss)	$1,358,910	$3,941,555	$19,098,441	$21,038,481	$5,419,114	$10,074,448
Net realized gain (loss)	99,259,403	(12,757,837)	112,335,918	42,151,407	188,080,690	31,756,338
Change in net unrealized appreciation (depreciation)	58,361,245	67,536,300	83,368,567	81,737,165	4,713,157	133,988,146
Net Increase (Decrease) in Net Assets Resulting from Operations	158,979,558	58,720,018	214,802,926	144,927,053	198,212,961	175,818,932
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	5,887,594	3,671,194	7,980,446	28,867,619	18,941,200	24,327,957
Class P	36,279,582	64,932,036	75,949,881	7,866,416	6,711,927	202,480,355
Cost of shares repurchased
Class I	(9,309,681)	(11,950,682)	(74,988,522)	(75,277,538)	(52,822,934)	(51,326,765)
Class P	(197,131,675)	(521,370,844)	(157,744,215)	(184,835,272)	(392,105,623)	(117,746,639)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(164,274,180)	(464,718,296)	(148,802,410)	(223,378,775)	(419,275,430)	57,734,908
NET INCREASE (DECREASE) IN NET ASSETS	(5,294,622)	(405,998,278)	66,000,516	(78,451,722)	(221,062,469)	233,553,840
NET ASSETS
Beginning of Year	798,664,851	1,204,663,129	1,301,825,544	1,380,277,266	1,080,417,051	846,863,211
End of Year	$793,370,229	$798,664,851	$1,367,826,060	$1,301,825,544	$859,354,582	$1,080,417,051

	Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio		Small-Cap Equity Portfolio
OPERATIONS
Net investment income (loss)	$410,071	$1,659,324	$12,755,628	$16,711,237	$6,354,712	$6,720,028
Net realized gain (loss)	17,272,661	4,068,536	117,163,978	(4,145,659)	61,205,399	35,401,028
Change in net unrealized appreciation (depreciation)	84,488,733	20,328,383	128,405,594	201,270,712	(23,414,755)	107,557,352
Net Increase (Decrease) in Net Assets Resulting from Operations	102,171,465	26,056,243	258,325,200	213,836,290	44,145,356	149,678,408
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	25,555,615	18,610,942	13,139,538	16,995,193	13,306,976	31,805,343
Class P	3,250,038	792,275	302,973,388	499,299,640	11,004,277	778,639
Cost of shares repurchased
Class I	(29,508,706)	(46,980,526)	(13,762,943)	(16,968,209)	(17,407,234)	(13,152,239)
Class P	(103,602,833)	(147,538,419)	(306,599,000)	(195,664,585)	(123,146,636)	(162,493,976)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(104,305,886)	(175,115,728)	(4,249,017)	303,662,039	(116,242,617)	(143,062,233)
NET INCREASE (DECREASE) IN NET ASSETS	(2,134,421)	(149,059,485)	254,076,183	517,498,329	(72,097,261)	6,616,175
NET ASSETS
Beginning of Year	430,708,979	579,768,464	1,554,188,112	1,036,689,783	593,994,893	587,378,718
End of Year	$428,574,558	$430,708,979	$1,808,264,295	$1,554,188,112	$521,897,632	$593,994,893

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	Small-Cap Growth Portfolio (1)		Small-Cap Index Portfolio		Small-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	($378,942)	$12,995	$9,344,165	$12,035,361	$2,081,508	$1,813,888
Net realized gain (loss)	15,021,925	831,306	148,309,918	29,638,716	71,624,733	35,068,674
Change in net unrealized appreciation (depreciation)	16,191,143	17,686,536	(40,887,662)	176,132,056	(12,054,294)	120,604,203
Net Increase (Decrease) in Net Assets Resulting from Operations	30,834,126	18,530,837	116,766,421	217,806,133	61,651,947	157,486,765
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I			49,449,204	48,720,866	20,937,317	33,743,880
Class P	14,243,658	172,660,742	83,867	308,606,963	108,197,748	131,978,632
Cost of shares repurchased
Class I			(68,245,351)	(48,008,611)	(42,042,344)	(38,137,578)
Class P	(52,525,596)	(7,043,289)	(391,655,080)	(136,980,834)	(116,151,111)	(76,248,309)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(38,281,938)	165,617,453	(410,367,360)	172,338,384	(29,058,390)	51,336,625
NET INCREASE (DECREASE) IN NET ASSETS	(7,447,812)	184,148,290	(293,600,939)	390,144,517	32,593,557	208,823,390
NET ASSETS
Beginning of Year	184,148,290	-	1,184,270,447	794,125,930	654,847,475	446,024,085
End of Year	$176,700,478	$184,148,290	$890,669,508	$1,184,270,447	$687,441,032	$654,847,475

	Value Advantage Portfolio		Emerging Markets Portfolio		International Large-Cap Portfolio
OPERATIONS
Net investment income (loss)	$19,682,721	$18,345,947	$13,770,194	$12,775,702	$28,135,376	$33,602,109
Net realized gain (loss)	82,392,444	19,197,811	179,070,543	(2,425,699)	142,606,234	8,708,439
Change in net unrealized appreciation (depreciation)	78,471,727	149,073,202	406,304,592	119,553,243	287,075,744	(46,339,449)
Net Increase (Decrease) in Net Assets Resulting from Operations	180,546,892	186,616,960	599,145,329	129,903,246	457,817,354	(4,028,901)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	12,385,588	12,818,143	50,374,249	51,237,023	35,844,628	101,726,665
Class P	152,461,179	218,241,979	98,152,180	488,340,161	715,594	58,936,537
Cost of shares repurchased
Class I	(10,229,264)	(4,845,596)	(56,546,839)	(56,312,196)	(95,989,903)	(80,016,529)
Class P	(259,091,266)	(163,430,891)	(406,957,074)	(192,632,375)	(616,420,631)	(393,248,891)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(104,473,763)	62,783,635	(314,977,484)	290,632,613	(675,850,312)	(312,602,218)
NET INCREASE (DECREASE) IN NET ASSETS	76,073,129	249,400,595	284,167,845	420,535,859	(218,032,958)	(316,631,119)
NET ASSETS
Beginning of Year	1,244,693,094	995,292,499	1,836,349,114	1,415,813,255	1,905,500,800	2,222,131,919
End of Year	$1,320,766,223	$1,244,693,094	$2,120,516,959	$1,836,349,114	$1,687,467,842	$1,905,500,800

(1)	Operations commenced on October 28, 2016.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	International Small-Cap Portfolio		International Value Portfolio		Health Sciences Portfolio
OPERATIONS
Net investment income (loss)	$15,322,801	$18,756,151	$39,829,060	$26,304,235	$102,460	$274,532
Net realized gain (loss)	161,502,194	28,528,749	91,248,690	(45,663,479)	15,139,651	22,878,319
Change in net unrealized appreciation (depreciation)	125,600,948	(6,511,769)	114,855,808	54,333,602	58,802,819	(47,562,442)
Net Increase (Decrease) in Net Assets Resulting from Operations	302,425,943	40,773,131	245,933,558	34,974,358	74,044,930	(24,409,591)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	11,890,337	18,287,479	11,970,200	17,670,082	35,128,005	21,171,801
Class P	369,027	1,957,057	310,010,181	101,626,528	-	-
Cost of shares repurchased
Class I	(18,767,317)	(22,526,163)	(30,761,750)	(48,564,536)	(45,260,651)	(79,820,362)
Class P	(453,704,943)	(459,165,264)	(174,999,374)	(97,071,514)	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(460,212,896)	(461,446,891)	116,219,257	(26,339,440)	(10,132,646)	(58,648,561)
NET INCREASE (DECREASE) IN NET ASSETS	(157,786,953)	(420,673,760)	362,152,815	8,634,918	63,912,284	(83,058,152)
NET ASSETS
Beginning of Year	1,154,129,453	1,574,803,213	1,060,334,141	1,051,699,223	318,411,909	401,470,061
End of Year	$996,342,500	$1,154,129,453	$1,422,486,956	$1,060,334,141	$382,324,193	$318,411,909

	Real Estate Portfolio		Technology Portfolio		Currency Strategies Portfolio
OPERATIONS
Net investment income (loss)	($813,324)	$19,433,038	($616,072)	($477,850)	($2,417,152)	($5,509,757)
Net realized gain (loss)	63,362,725	41,493,809	5,464,399	(5,192,208)	(4,648,921)	95,308,952
Change in net unrealized appreciation (depreciation)	(50,184,019)	(11,742,880)	30,403,134	(773,673)	(24,518,259)	(27,848,163)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,365,382	49,183,967	35,251,461	(6,443,731)	(31,584,332)	61,951,032
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	16,229,636	31,245,448	28,804,219	15,351,152	757,986	4,421,779
Class P	13,652,663	8,654,847	-	-	33,696,641	7,696,009
Cost of shares repurchased
Class I	(52,382,590)	(56,858,672)	(16,846,303)	(21,468,638)	(1,349,743)	(3,384,274)
Class P	(138,467,938)	(142,930,170)	-	-	(138,057,566)	(263,416,342)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(160,968,229)	(159,888,547)	11,957,916	(6,117,486)	(104,952,682)	(254,682,828)
NET INCREASE (DECREASE) IN NET ASSETS	(148,602,847)	(110,704,580)	47,209,377	(12,561,217)	(136,537,014)	(192,731,796)
NET ASSETS
Beginning of Year	683,751,757	794,456,337	87,193,545	99,754,762	1,097,548,825	1,290,280,621
End of Year	$535,148,910	$683,751,757	$134,402,922	$87,193,545	$961,011,811	$1,097,548,825

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	Diversified Alternatives Portfolio		Equity Long/ Short Portfolio		Global Absolute Return Portfolio
OPERATIONS
Net investment income (loss)	($17,770)	($12,450)	($5,365,990)	($10,473,259)	$47,688,719	$49,498,487
Net realized gain (loss)	74,658	(102)	247,692,832	90,165,379	(15,091,168)	(65,406,588)
Change in net unrealized appreciation (depreciation)	186,434	146,491	(63,942,263)	51,315,528	24,867,284	56,944,553
Net Increase (Decrease) in Net Assets Resulting from Operations	243,322	133,939	178,384,579	131,007,648	57,464,835	41,036,452
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	1,946,419	846,233	12,457,421	14,155,383	22,815,121	2,858,999
Class P	-	-	14,303,709	7,180,961	240,693,628	8,952,277
Cost of shares repurchased
Class I	(574,279)	(51,378)	(5,083,890)	(10,714,214)	(2,482,110)	(3,557,111)
Class P	-	-	(340,186,030)	(276,557,980)	(108,887,857)	(338,922,825)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,372,140	794,855	(318,508,790)	(265,935,850)	152,138,782	(330,668,660)
NET INCREASE (DECREASE) IN NET ASSETS	1,615,462	928,794	(140,124,211)	(134,928,202)	209,603,617	(289,632,208)
NET ASSETS
Beginning of Year	2,953,220	2,024,426	1,201,841,315	1,336,769,517	841,678,726	1,131,310,934
End of Year	$4,568,682	$2,953,220	$1,061,717,104	$1,201,841,315	$1,051,282,343	$841,678,726

	Pacific Dynamix–Conservative Growth Portfolio		Pacific Dynamix–Moderate Growth Portfolio		Pacific Dynamix–Growth Portfolio
OPERATIONS
Net investment income (loss)	($1,991,979)	($1,826,949)	($8,080,917)	($6,920,922)	($2,511,753)	($2,148,300)
Net realized gain (loss)	24,112,534	8,301,202	51,501,414	20,975,867	34,854,983	15,985,632
Change in net unrealized appreciation (depreciation)	28,632,101	25,641,393	242,238,399	139,560,866	80,845,226	43,598,279
Net Increase (Decrease) in Net Assets Resulting from Operations	50,752,656	32,115,646	285,658,896	153,615,811	113,188,456	57,435,611
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	35,200,194	70,144,000	169,662,057	140,064,442	95,123,886	54,739,163
Cost of shares repurchased - Class I	(53,737,699)	(39,043,084)	(63,805,747)	(64,917,707)	(60,482,331)	(61,730,674)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,537,505)	31,100,916	105,856,310	75,146,735	34,641,555	(6,991,511)
NET INCREASE (DECREASE) IN NET ASSETS	32,215,151	63,216,562	391,515,206	228,762,546	147,830,011	50,444,100
NET ASSETS
Beginning of Year	522,146,086	458,929,524	2,022,204,835	1,793,442,289	624,975,882	574,531,782
End of Year	$554,361,237	$522,146,086	$2,413,720,041	$2,022,204,835	$772,805,893	$624,975,882

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate-Conservative Portfolio		Portfolio Optimization Moderate Portfolio
OPERATIONS
Net investment income (loss)	($6,021,495)	($6,908,478)	($9,681,695)	($11,323,806)	($38,463,049)	($39,286,307)
Net realized gain (loss)	86,226,174	89,054,925	268,137,239	93,562,653	795,181,836	469,575,165
Change in net unrealized appreciation (depreciation)	56,918,193	40,930,131	60,243,252	149,735,158	767,851,443	526,408,463
Net Increase (Decrease) in Net Assets Resulting from Operations	137,122,872	123,076,578	318,698,796	231,974,005	1,524,570,230	956,697,321
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	25,907,681	320,855,531	16,196,853	32,447,470	21,710,877	37,976,962
Cost of shares repurchased - Class I	(363,691,584)	(543,829,364)	(824,615,144)	(466,659,103)	(1,641,628,910)	(1,594,838,727)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(337,783,903)	(222,973,833)	(808,418,291)	(434,211,633)	(1,619,918,033)	(1,556,861,765)
NET INCREASE (DECREASE) IN NET ASSETS	(200,661,031)	(99,897,255)	(489,719,495)	(202,237,628)	(95,347,803)	(600,164,444)
NET ASSETS
Beginning of Year	2,019,884,509	2,119,781,764	3,501,918,091	3,704,155,719	12,248,928,825	12,849,093,269
End of Year	$1,819,223,478	$2,019,884,509	$3,012,198,596	$3,501,918,091	$12,153,581,022	$12,248,928,825

	Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive-Growth Portfolio		PSF DFA Balanced Allocation Portfolio (1)
OPERATIONS
Net investment income (loss)	($32,462,446)	($32,609,783)	($7,168,269)	($7,043,942)	$1,792,026	$438,743
Net realized gain (loss)	783,480,772	456,095,380	176,416,359	117,658,634	218,106	182,085
Change in net unrealized appreciation (depreciation)	819,997,338	435,907,463	218,814,791	84,734,257	6,249,847	383,802
Net Increase (Decrease) in Net Assets Resulting from Operations	1,571,015,664	859,393,060	388,062,881	195,348,949	8,259,979	1,004,630
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class D					63,617,377	37,748,479
Class I	13,253,878	20,111,931	17,011,265	15,191,886
Cost of shares repurchased
Class D					(2,588,699)	(5,637,740)
Class I	(1,433,431,556)	(1,415,869,392)	(313,263,632)	(300,829,959)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,420,177,678)	(1,395,757,461)	(296,252,367)	(285,638,073)	61,028,678	32,110,739
NET INCREASE (DECREASE) IN NET ASSETS	150,837,986	(536,364,401)	91,810,514	(90,289,124)	69,288,657	33,115,369
NET ASSETS
Beginning of Year or Period	10,222,380,065	10,758,744,466	2,222,199,390	2,312,488,514	33,115,369	-
End of Year	$10,373,218,051	$10,222,380,065	$2,314,009,904	$2,222,199,390	$102,404,026	$33,115,369

(1)	Operations commenced on April 29, 2016.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CASH FLOWS (1)

FOR THE YEAR ENDED DECEMBER 31, 2017

	Inflation Managed Portfolio	Inflation Strategy Portfolio	Long/Short Large-Cap Portfolio
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$28,824,819	$6,824,675	$158,979,558
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,687,438,546)	(218,306,091)	(930,440,184)
Proceeds from disposition of long-term securities	1,645,324,845	201,509,365	1,106,976,029
Purchases to cover securities sold short	-	-	(349,666,248)
Proceeds from securities sold short	19,103,516	-	331,771,788
Proceeds (purchases) of short-term securities, net	143,055,308	87,327,146	315,329
Proceeds (purchases) from foreign currency transactions	4,662,751	(12,939)	-
(Increase) decrease in swaps premiums	(243,772)	-	-
Increase (decrease) in cash collateral received for securities on loan (2)	-	-	70,959,262
(Increase) decrease in dividends and interest receivable	109,509	66,195	108,223
(Increase) decrease in receivable for securities sold	(24,238,153)	(937,045)	3,657,890
(Increase) decrease in variation margin	(443,041)	(3,516)	(17,214)
(Increase) decrease in receivable due from advisor	-	-	(6,080)
Increase (decrease) in prepaid expenses and other assets	621	190	489
Increase (decrease) in payable upon return of securities loaned	-	-	(70,959,262)
Increase (decrease) in payable for securities purchased	44,502,041	1,100,000	(1,078,890)
Increase (decrease) in payable due to custodian	735,684	7,428	(142,209)
Increase (decrease) in payable due to brokers	(12,884,000)	-	-
Increase (decrease) in accrued advisory fees	(37,803)	(12,136)	(10,131)
Increase (decrease) in accrued service fees	1,588	353	674
Increase (decrease) in accrued support service expenses	(1,547)	(528)	(412)
Increase (decrease) in accrued custodian, and portfolio accounting and tax fees	14,945	2,048	29,699
Increase (decrease) in accrued shareholder report expenses	(290)	(745)	(1,974)
Increase (decrease) in accrued trustees’ fees and expenses and deferred compensation	3,194	728	4,017
Increase (decrease) in accrued dividends and/or interest payable (3)	(5,693)	253,177	87,978
Increase (decrease) in accrued other payable	583	2,205	6,261
Increase (decrease) in accrued other liabilities	760	-	-
Change in net unrealized (appreciation) depreciation on investments securities	(34,589,584)	(3,726,903)	(55,068,719)
Change in net unrealized (appreciation) depreciation on purchased options	1,335,372	36,943	-
Change in net unrealized (appreciation) depreciation on short position	24,297	-	(3,263,316)
Change in net unrealized (appreciation) depreciation on written options	(689,897)	-	-
Change in net unrealized (appreciation) depreciation on foreign currencies	(195,623)	59,934	(2,362)
Change in net unrealized (appreciation) depreciation on forward foreign currency transactions	14,166,153	-	-
Change in net unrealized (appreciation) depreciation on swaps (4)	(3,377,969)	(18,803)	-
Net realized (gain) loss on investment security transactions	16,262,722	356,223	(125,268,937)
Net realized (gain) loss on purchased options	(30,641)	-	-
Net realized (gain) loss on closed short positions	-	-	27,497,157
Net realized (gain) loss on written options transactions	(1,217,299)	-	-
Net realized (gain) loss on foreign currency transactions	(100,535)	6,397	(1,708)
Net realized (gain) loss on forward foreign currency transactions	(4,366,741)	6,542	-
Net amortization on investments	2,646,451	919,118	-
Net cash provided by operating activities	150,914,025	75,459,961	164,466,708

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	44,365,276	15,146,018	42,168,586
Payments on shares redeemed	(188,540,441)	(62,280,632)	(206,470,920)
Increase (decrease) in payable for reverse repurchase agreements	-	128,722,015	-
Proceeds from sale-buyback financing activities	7,836,218,325	411,923,828	-
Payment on sale-buyback financing transactions	(7,841,483,465)	(568,971,190)	-
Net cash provided by (used in) financing activities	(149,440,305)	(75,459,961)	(164,302,334)

NET (INCREASE) DECREASE IN CASH AND FOREIGN CURRENCY	1,473,720	-	164,374

CASH AND FOREIGN CURRENCY (5):
Beginning of Year	5,885,108	-	445,000
End of Year	$7,358,828	$-	$609,374

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The Inflation Managed, Inflation Strategy, and Long/Short Large-Cap Portfolios have not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other portfolios have met the exemption criteria.
(2)	Cash collateral is received by the Long/Short Large-Cap Portfolio for securities on loan which is used as collateral to cover securities sold short and is therefore uninvested (see Note 8 in Notes to Financial Statements).
(3)	Interest paid by the Inflation Managed, Inflation Strategy, and Long/Short Large-Cap Portfolios was $3,648,527, $330,724, and $1,125,422, respectively.
(4)	Excludes centrally cleared swaps included in variation margin.
(5)	Includes cash (segregated for derivative investments) for the Inflation Managed, Inflation Strategy, and Long/Short Large-Cap portfolios of $3,408,000, $0, and $400,000, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4) (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Core Income
Class I
2017	$10.16	$0.28	$0.23	$0.51	$-	$-	$-	$10.67	0.74%	0.74%	2.69%	5.01%	$18,368	73%
2016	9.66	0.28	0.22	0.50	-	-	-	10.16	0.75%	0.75%	2.73%	5.24%	6,489	69%
04/27/2015 - 12/31/2015	10.00	0.19	(0.53)	(0.34)	-	-	-	9.66	0.73%	0.73%	2.87%	(3.43%)	2,318	42%
Class P
2017	10.20	0.30	0.23	0.53	-	-	-	10.73	0.55%	0.55%	2.89%	5.21%	376,752	73%
2016	9.67	0.30	0.23	0.53	-	-	-	10.20	0.55%	0.55%	2.93%	5.45%	353,033	69%
04/27/2015 - 12/31/2015	10.00	0.20	(0.53)	(0.33)	-	-	-	9.67	0.55%	0.55%	2.96%	(3.30%)	390,193	42%
Diversified Bond
Class I
2017	$9.26	$0.30	$0.34	$0.64	$-	$-	$-	$9.90	0.64%	0.64%	3.14%	6.88%	$376,640	237%
2016	8.82	0.31	0.13	0.44	-	-	-	9.26	0.64%	0.64%	3.33%	5.04%	266,568	182%
2015	8.72	0.27	(0.17)	0.10	-	-	-	8.82	0.64%	0.64%	3.00%	1.05%	244,154	224%
2014	8.10	0.27	0.35	0.62	-	-	-	8.72	0.63%	0.63%	3.17%	7.69%	211,788	259%
2013	8.20	0.24	(0.34)	(0.10)	-	-	-	8.10	0.63%	0.63%	2.91%	(1.15%)	96,448	253%
Class P
2017	12.44	0.43	0.45	0.88	-	-	-	13.32	0.44%	0.44%	3.34%	7.09%	3,475,577	237%
2016	11.82	0.44	0.18	0.62	-	-	-	12.44	0.44%	0.44%	3.53%	5.25%	3,556,290	182%
2015	11.67	0.38	(0.23)	0.15	-	-	-	11.82	0.44%	0.44%	3.19%	1.25%	3,371,987	224%
2014	10.82	0.39	0.46	0.85	-	-	-	11.67	0.43%	0.43%	3.39%	7.91%	3,645,493	259%
2013	10.92	0.34	(0.44)	(0.10)	-	-	-	10.82	0.43%	0.43%	3.11%	(0.95%)	2,834,421	253%
Floating Rate Income
Class I
2017	$11.23	$0.52	($0.10)	$0.42	$-	$-	$-	$11.65	0.92%	0.92%	4.53%	3.76%	$62,641	102%
2016	10.36	0.45	0.42	0.87	-	-	-	11.23	0.91%	0.91%	4.20%	8.38%	51,273	102%
2015	10.27	0.40	(0.31)	0.09	-	-	-	10.36	0.91%	0.91%	3.87%	0.86%	46,950	59%
2014	10.23	0.41	(0.37)	0.04	-	-	-	10.27	0.93%	0.93%	4.00%	0.41%	33,205	82%
04/30/2013 - 12/31/2013	10.00	0.25	(0.02)	0.23	-	-	-	10.23	0.94%	0.94%	3.63%	2.28%	18,220	117%
Class P
2017	11.31	0.52	(0.07)	0.45	-	-	-	11.76	0.72%	0.72%	4.52%	3.97%	560,060	102%
2016	10.41	0.47	0.43	0.90	-	-	-	11.31	0.71%	0.71%	4.34%	8.60%	316,412	102%
2015	10.30	0.43	(0.32)	0.11	-	-	-	10.41	0.71%	0.71%	4.06%	1.06%	411,419	59%
2014	10.24	0.44	(0.38)	0.06	-	-	-	10.30	0.73%	0.73%	4.19%	0.61%	355,421	82%
04/30/2013 - 12/31/2013	10.00	0.24	- (7)	0.24	-	-	-	10.24	0.74%	0.74%	3.62%	2.41%	267,871	117%
Floating Rate Loan
Class I
2017	$6.70	$0.25	$0.01	$0.26	$-	$-	$-	$6.96	1.04%	0.94%	3.60%	3.93%	$166,507	38%
2016	6.10	0.25	0.35	0.60	-	-	-	6.70	1.04%	0.94%	3.95%	9.65%	148,841	32%
2015	6.17	0.23	(0.30)	(0.07)	-	-	-	6.10	1.03%	0.93%	3.76%	(1.01%)	130,722	31%
2014	6.12	0.22	(0.17)	0.05	-	-	-	6.17	1.04%	0.94%	3.59%	0.84%	143,819	29%
2013	5.85	0.26	0.01	0.27	-	-	-	6.12	1.03%	0.93%	4.24%	4.53%	155,736	120%
Class P
2017	8.84	0.34	0.02	0.36	-	-	-	9.20	0.84%	0.74%	3.78%	4.13%	566,919	38%
2016	8.04	0.34	0.46	0.80	-	-	-	8.84	0.84%	0.74%	4.11%	9.86%	380,164	32%
2015	8.11	0.33	(0.40)	(0.07)	-	-	-	8.04	0.83%	0.73%	3.96%	(0.82%)	594,418	31%
2014	8.03	0.31	(0.23)	0.08	-	-	-	8.11	0.84%	0.74%	3.79%	1.04%	592,773	29%
2013	7.66	0.36	0.01	0.37	-	-	-	8.03	0.82%	0.72%	4.59%	4.74%	590,265	120%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4) (5)		Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
High Yield Bond
Class I
2017	$7.47	$0.39	$0.19	$0.58	$-	$-	$-	$8.05	0.63%	0.63%		5.02%	7.75%	$324,869	46%
2016	6.47	0.38	0.62	1.00	-	-	-	7.47	0.64%	0.64%		5.47%	15.37%	320,486	54%
2015	6.79	0.39	(0.71)	(0.32)	-	-	-	6.47	0.63%	0.63%		5.66%	(4.64%)	283,940	42%
2014	6.76	0.39	(0.36)	0.03	-	-	-	6.79	0.63%	0.63%		5.65%	0.37%	349,435	55%
2013	6.31	0.39	0.06	0.45	-	-	-	6.76	0.63%	0.63%		5.94%	7.25%	387,277	107%
Class P
2017	8.14	0.45	0.19	0.64	-	-	-	8.78	0.43%	0.43%		5.23%	7.96%	522,717	46%
2016	7.04	0.43	0.67	1.10	-	-	-	8.14	0.44%	0.44%		5.70%	15.59%	568,522	54%
2015	7.37	0.44	(0.77)	(0.33)	-	-	-	7.04	0.43%	0.43%		5.86%	(4.45%)	757,568	42%
2014	7.32	0.44	(0.39)	0.05	-	-	-	7.37	0.43%	0.43%		5.85%	0.57%	748,747	55%
2013	6.82	0.43	0.07	0.50	-	-	-	7.32	0.43%	0.43%		6.14%	7.46%	847,905	107%
Inflation Managed
Class I
2017	$10.18	$0.26	$0.11	$0.37	$-	$-	$-	$10.55	1.13%	1.13	% (8)	2.52%	3.68%	$340,629	193%
2016	9.68	0.23	0.27	0.50	-	-	-	10.18	0.97%	0.97%		2.29%	5.12%	347,022	152%
2015	9.99	0.07	(0.38)	(0.31)	-	-	-	9.68	0.80%	0.80%		0.66%	(3.06%)	376,279	63%
2014	9.68	0.24	0.07	0.31	-	-	-	9.99	0.70%	0.70%		2.35%	3.11%	443,251	57%
2013	10.63	0.11	(1.06)	(0.95)	-	-	-	9.68	0.70%	0.70%		1.04%	(8.92%)	504,243	38%
Class P
2017	11.50	0.32	0.13	0.45	-	-	-	11.95	0.93%	0.93	% (8)	2.70%	3.89%	369,795	193%
2016	10.92	0.30	0.28	0.58	-	-	-	11.50	0.77%	0.77%		2.63%	5.33%	479,187	152%
2015	11.24	0.03	(0.35)	(0.32)	-	-	-	10.92	0.60%	0.60%		0.27%	(2.87%)	324,242	63%
2014	10.88	0.29	0.07	0.36	-	-	-	11.24	0.50%	0.50%		2.59%	3.32%	753,448	57%
2013	11.92	0.14	(1.18)	(1.04)	-	-	-	10.88	0.50%	0.50%		1.26%	(8.74%)	829,624	38%
Inflation Strategy
Class I
2017	$9.88	$0.17	$0.14	$0.31	$-	$-	$-	$10.19	0.83%	0.83	% (8)	1.66%	3.15%	$22,121	97%
2016	9.70	0.04	0.14	0.18	-	-	-	9.88	0.66%	0.66%		0.44%	1.86%	16,925	198%
2015	10.02	(0.07)	(0.25)	(0.32)	-	-	-	9.70	0.63%	0.63%		(0.65%)	(3.21%)	19,249	528%
2014	9.79	0.02	0.21	0.23	-	-	-	10.02	0.59%	0.59%		0.18%	2.33%	20,570	157%
2013	10.82	- (7)	(1.03)	(1.03)	-	-	-	9.79	0.59%	0.59%		0.03%	(9.47%)	19,196	142%
Class P
2017	10.08	0.19	0.15	0.34	-	-	-	10.42	0.61%	0.61	% (8)	1.84%	3.35%	164,907	97%
2016	9.88	0.06	0.14	0.20	-	-	-	10.08	0.46%	0.46%		0.61%	2.06%	210,495	198%
2015	10.18	(0.09)	(0.21)	(0.30)	-	-	-	9.88	0.42%	0.42%		(0.85%)	(3.02%)	244,407	528%
2014	9.93	0.05	0.20	0.25	-	-	-	10.18	0.39%	0.39%		0.45%	2.53%	719,358	157%
2013	10.95	0.02	(1.04)	(1.02)	-	-	-	9.93	0.39%	0.39%		0.19%	(9.28%)	947,092	142%
Managed Bond
Class I
2017	$12.20	$0.32	$0.26	$0.58	$-	$-	$-	$12.78	0.69%	0.69	% (8)	2.55%	4.72%	$880,799	636%
2016	11.86	0.32	0.02	0.34	-	-	-	12.20	0.67%	0.67%		2.66%	2.87%	858,051	485%
2015	11.80	0.31	(0.25)	0.06	-	-	-	11.86	0.64%	0.64%		2.56%	0.56%	918,041	459%
2014	11.29	0.22	0.29	0.51	-	-	-	11.80	0.63%	0.63%		1.86%	4.43%	1,058,000	307%
2013	11.55	0.28	(0.54)	(0.26)	-	-	-	11.29	0.63%	0.63%		2.45%	(2.21%)	1,312,512	526%
Class P
2017	13.40	0.38	0.28	0.66	-	-	-	14.06	0.49%	0.49	% (8)	2.75%	4.93%	1,918,966	636%
2016	13.00	0.38	0.02	0.40	-	-	-	13.40	0.48%	0.48%		2.85%	3.08%	2,326,067	485%
2015	12.90	0.36	(0.26)	0.10	-	-	-	13.00	0.44%	0.44%		2.77%	0.76%	2,225,069	459%
2014	12.33	0.26	0.31	0.57	-	-	-	12.90	0.43%	0.43%		2.06%	4.64%	2,399,713	307%
2013	12.58	0.33	(0.58)	(0.25)	-	-	-	12.33	0.43%	0.43%		2.65%	(2.01%)	3,261,224	526%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4) (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Short Duration Bond
Class I
2017	$9.71	$0.14	($0.01)	$0.13	$-	$-	$-	$9.84	0.63%	0.63%	1.38%	1.26%	$481,572	52%
2016	9.55	0.11	0.05	0.16	-	-	-	9.71	0.63%	0.63%	1.15%	1.69%	419,185	112%
2015	9.52	0.10	(0.07)	0.03	-	-	-	9.55	0.63%	0.63%	1.09%	0.31%	423,794	93%
2014	9.46	0.10	(0.04)	0.06	-	-	-	9.52	0.63%	0.63%	1.02%	0.67%	405,023	52%
2013	9.42	0.09	(0.05)	0.04	-	-	-	9.46	0.63%	0.63%	0.97%	0.40%	335,971	66%
Class P
2017	10.06	0.16	(0.02)	0.14	-	-	-	10.20	0.43%	0.43%	1.58%	1.46%	1,680,469	52%
2016	9.87	0.13	0.06	0.19	-	-	-	10.06	0.43%	0.43%	1.34%	1.89%	1,234,505	112%
2015	9.82	0.12	(0.07)	0.05	-	-	-	9.87	0.43%	0.43%	1.26%	0.51%	710,833	93%
2014	9.73	0.12	(0.03)	0.09	-	-	-	9.82	0.43%	0.43%	1.22%	0.87%	1,797,519	52%
2013	9.68	0.11	(0.06)	0.05	-	-	-	9.73	0.43%	0.43%	1.17%	0.60%	1,913,056	66%
Emerging Markets Debt
Class I
2017	$10.89	$0.78	$0.64	$1.42	$-	$-	$-	$12.31	1.06%	1.06%	6.58%	13.09%	$47,555	58%
2016	9.30	0.79	0.80	1.59	-	-	-	10.89	1.05%	1.05%	7.56%	17.02%	21,531	73%
2015	9.74	0.63	(1.07)	(0.44)	-	-	-	9.30	1.04%	1.04%	6.42%	(4.42%)	15,366	86%
2014	10.12	0.53	(0.91)	(0.38)	-	-	-	9.74	1.03%	1.03%	5.08%	(3.83%)	17,415	85%
2013	10.82	0.49	(1.19)	(0.70)	-	-	-	10.12	1.04%	1.04%	4.76%	(6.44%)	16,148	112%
Class P
2017	10.98	0.81	0.66	1.47	-	-	-	12.45	0.86%	0.86%	6.83%	13.32%	325,005	58%
2016	9.37	0.81	0.80	1.61	-	-	-	10.98	0.85%	0.85%	7.83%	17.25%	576,440	73%
2015	9.78	0.64	(1.05)	(0.41)	-	-	-	9.37	0.84%	0.84%	6.54%	(4.23%)	826,982	86%
2014	10.15	0.55	(0.92)	(0.37)	-	-	-	9.78	0.83%	0.83%	5.28%	(3.63%)	1,200,883	85%
2013	10.83	0.52	(1.20)	(0.68)	-	-	-	10.15	0.84%	0.84%	4.97%	(6.25%)	955,108	112%
Comstock
Class I
2017	$13.43	$0.19	$2.19	$2.38	$-	$-	$-	$15.81	0.94%	0.92%	1.33%	17.76%	$280,712	13%
2016	11.43	0.24	1.76	2.00	-	-	-	13.43	0.94%	0.93%	2.07%	17.50%	267,692	16%
2015	12.17	0.16	(0.90)	(0.74)	-	-	-	11.43	0.93%	0.91%	1.37%	(6.05%)	252,449	15%
2014	11.14	0.18	0.85	1.03	-	-	-	12.17	0.93%	0.91%	1.52%	9.16%	270,783	30%
2013	8.22	0.12	2.80	2.92	-	-	-	11.14	0.92%	0.91%	1.22%	35.58%	233,172	10%
Class P
2017	15.30	0.25	2.50	2.75	-	-	-	18.05	0.74%	0.73%	1.54%	18.00%	735,493	13%
2016	12.99	0.30	2.01	2.31	-	-	-	15.30	0.74%	0.73%	2.31%	17.73%	823,679	16%
2015	13.80	0.21	(1.02)	(0.81)	-	-	-	12.99	0.73%	0.71%	1.56%	(5.86%)	971,039	15%
2014	12.62	0.23	0.95	1.18	-	-	-	13.80	0.73%	0.71%	1.79%	9.38%	1,370,737	30%
2013	9.29	0.16	3.17	3.33	-	-	-	12.62	0.72%	0.71%	1.43%	35.85%	1,582,229	10%
Developing Growth
Class I
2017	$11.66	($0.06)	$3.58	$3.52	$-	$-	$-	$15.18	0.83%	0.83%	(0.44%)	30.21%	$128,927	97%
2016	11.95	(0.03)	(0.26)	(0.29)	-	-	-	11.66	0.83%	0.83%	(0.28%)	(2.46%)	112,101	190%
2015	13.04	(0.06)	(1.03)	(1.09)	-	-	-	11.95	0.83%	0.83%	(0.47%)	(8.35%)	128,164	191%
2014	12.99	(0.06)	0.11	0.05	-	-	-	13.04	0.83%	0.83%	(0.48%)	0.37%	140,039	243%
2013	9.71	(0.04)	3.32	3.28	-	-	-	12.99	0.82%	0.82%	(0.34%)	33.87%	159,298	80%
Class P
2017	13.69	(0.04)	4.21	4.17	-	-	-	17.86	0.64%	0.64%	(0.24%)	30.47%	118,183	97%
2016	14.01	(0.02)	(0.30)	(0.32)	-	-	-	13.69	0.63%	0.63%	(0.19%)	(2.27%)	124,319	190%
2015	15.25	(0.04)	(1.20)	(1.24)	-	-	-	14.01	0.63%	0.63%	(0.25%)	(8.17%)	399,767	191%
2014	15.17	(0.04)	0.12	0.08	-	-	-	15.25	0.63%	0.63%	(0.31%)	0.57%	517,917	243%
2013	11.31	(0.02)	3.88	3.86	-	-	-	15.17	0.63%	0.63%	(0.15%)	34.13%	416,847	80%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4) (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Dividend Growth
Class I
2017	$16.83	$0.19	$3.02	$3.21	$-	$-	$-	$20.04	0.89%	0.89%	1.05%	19.07%	$404,609	18%
2016	15.10	0.22	1.51	1.73	-	-	-	16.83	0.89%	0.89%	1.42%	11.46%	362,404	25%
2015	14.79	0.17	0.14	0.31	-	-	-	15.10	0.89%	0.89%	1.15%	2.09%	315,128	23%
2014	13.19	0.15	1.45	1.60	-	-	-	14.79	0.89%	0.89%	1.11%	12.10%	313,266	24%
2013	10.14	0.14	2.91	3.05	-	-	-	13.19	0.89%	0.89%	1.16%	30.11%	261,574	18%
Class P
2017	18.40	0.25	3.30	3.55	-	-	-	21.95	0.69%	0.69%	1.25%	19.31%	438,657	18%
2016	16.47	0.28	1.65	1.93	-	-	-	18.40	0.70%	0.70%	1.62%	11.68%	461,980	25%
2015	16.10	0.22	0.15	0.37	-	-	-	16.47	0.69%	0.69%	1.32%	2.29%	372,191	23%
2014	14.33	0.20	1.57	1.77	-	-	-	16.10	0.69%	0.69%	1.31%	12.33%	727,816	24%
2013	11.00	0.17	3.16	3.33	-	-	-	14.33	0.69%	0.69%	1.35%	30.37%	631,460	18%
Equity Index
Class I
2017	$51.77	$1.00	$10.12	$11.12	$-	$-	$-	$62.89	0.28%	0.28%	1.74%	21.48%	$2,223,044	4%
2016	46.39	0.93	4.45	5.38	-	-	-	51.77	0.28%	0.28%	1.93%	11.61%	1,654,721	8%
2015	45.86	0.85	(0.32)	0.53	-	-	-	46.39	0.28%	0.28%	1.82%	1.14%	1,492,171	9%
2014	40.45	0.75	4.66	5.41	-	-	-	45.86	0.28%	0.28%	1.76%	13.38%	1,343,767	2%
2013	30.67	0.66	9.12	9.78	-	-	-	40.45	0.28%	0.28%	1.84%	31.92%	1,127,684	4%
Class P
2017	53.26	1.14	10.42	11.56	-	-	-	64.82	0.08%	0.08%	1.93%	21.72%	884,163	4%
2016	47.62	1.05	4.59	5.64	-	-	-	53.26	0.08%	0.08%	2.12%	11.83%	683,382	8%
2015	46.99	0.95	(0.32)	0.63	-	-	-	47.62	0.08%	0.08%	2.00%	1.34%	517,028	9%
2014	41.37	0.89	4.73	5.62	-	-	-	46.99	0.07%	0.07%	1.97%	13.60%	746,400	2%
2013	31.30	0.72	9.35	10.07	-	-	-	41.37	0.07%	0.07%	2.02%	32.18%	50,115	4%
Focused Growth
Class I
2017	$20.66	($0.04)	$6.14	$6.10	$-	$-	$-	$26.76	0.97%	0.97%	(0.17%)	29.50%	$175,961	59%
2016	20.19	(0.03)	0.50	0.47	-	-	-	20.66	0.98%	0.98%	(0.15%)	2.35%	135,803	58%
2015	18.34	(0.03)	1.88	1.85	-	-	-	20.19	0.97%	0.97%	(0.14%)	10.09%	156,113	59%
2014	16.66	(0.04)	1.72	1.68	-	-	-	18.34	0.97%	0.97%	(0.26%)	10.08%	122,045	52%
2013	12.48	(0.04)	4.22	4.18	-	-	-	16.66	0.98%	0.98%	(0.28%)	33.51%	125,799	60%
Class P
2017	20.92	0.01	6.21	6.22	-	-	-	27.14	0.76%	0.76%	0.04%	29.77%	23	59%
2016	20.39	0.01	0.52	0.53	-	-	-	20.92	0.76%	0.76%	0.07%	2.57%	18	58%
2015	18.48	0.01	1.90	1.91	-	-	-	20.39	0.76%	0.76%	0.07%	10.32%	17	59%
2014	16.76	(0.01)	1.73	1.72	-	-	-	18.48	0.75%	0.75%	(0.03%)	10.31%	16	52%
2013	12.52	(0.01)	4.25	4.24	-	-	-	16.76	0.75%	0.75%	(0.06%)	33.81%	14	60%
Growth
Class I
2017	$21.47	$0.03	$6.76	$6.79	$-	$-	$-	$28.26	0.78%	0.78%	0.10%	31.64%	$567,360	21%
2016	21.00	0.02	0.45	0.47	-	-	-	21.47	0.78%	0.78%	0.10%	2.21%	450,925	23%
2015	19.54	0.02	1.44	1.46	-	-	-	21.00	0.77%	0.77%	0.08%	7.46%	487,704	40%
2014	17.95	0.03	1.56	1.59	-	-	-	19.54	0.77%	0.77%	0.14%	8.88%	484,052	43%
2013	13.37	0.03	4.55	4.58	-	-	-	17.95	0.78%	0.78%	0.23%	34.21%	499,654	99%
Class P
2017	23.07	0.08	7.28	7.36	-	-	-	30.43	0.58%	0.58%	0.30%	31.90%	627,046	21%
2016	22.53	0.07	0.47	0.54	-	-	-	23.07	0.58%	0.58%	0.29%	2.42%	528,725	23%
2015	20.92	0.06	1.55	1.61	-	-	-	22.53	0.58%	0.58%	0.28%	7.68%	658,081	40%
2014	19.18	0.07	1.67	1.74	-	-	-	20.92	0.58%	0.58%	0.35%	9.09%	624,674	43%
2013	14.26	0.07	4.85	4.92	-	-	-	19.18	0.58%	0.58%	0.39%	34.48%	528,480	99%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets						Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)		Expenses After Reductions (4) (5)		Net Investment Income (Loss) (4)		Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Large-Cap Growth
Class I
2017	$8.21	($0.01)		$2.78	$2.77	$-	$-	$-	$10.98	0.94%		0.90%		(0.12%)		33.69%	$231,786	48%
2016	8.17	(0.01)		0.05	0.04	-	-	-	8.21	0.94%		0.90%		(0.12%)		0.51%	174,148	85%
2015	7.70	(0.02)		0.49	0.47	-	-	-	8.17	0.93%		0.89%		(0.20%)		6.09%	210,294	70%
2014	7.10	(0.01)		0.61	0.60	-	-	-	7.70	0.93%		0.89%		(0.17%)		8.43%	178,564	111%
2013	5.17	0.01		1.92	1.93	-	-	-	7.10	0.93%		0.81%		0.21%		37.48%	173,017	222%
Class P
2017	9.63	0.01		3.26	3.27	-	-	-	12.90	0.74%		0.70%		0.07%		33.96%	628,397	48%
2016	9.56	0.01		0.06	0.07	-	-	-	9.63	0.74%		0.70%		0.08%		0.71%	768,176	85%
2015	9.00	(-	) (7)	0.56	0.56	-	-	-	9.56	0.73%		0.69%		(-	%) (7)	6.30%	995,060	70%
2014	8.28	-	(7)	0.72	0.72	-	-	-	9.00	0.73%		0.69%		0.02%		8.65%	1,137,017	111%
2013	6.01	0.03		2.24	2.27	-	-	-	8.28	0.73%		0.61%		0.40%		37.75%	1,105,979	222%
Large-Cap Value
Class I
2017	$19.41	$0.26		$2.45	$2.71	$-	$-	$-	$22.12	0.82%		0.82%		1.26%		13.95%	$391,088	10%
2016	17.20	0.26		1.95	2.21	-	-	-	19.41	0.83%		0.83%		1.48%		12.87%	371,901	12%
2015	17.73	0.24		(0.77)	(0.53)	-	-	-	17.20	0.82%		0.82%		1.38%		(2.99%)	370,309	9%
2014	15.90	0.35		1.48	1.83	-	-	-	17.73	0.82%		0.82%		2.10%		11.50%	402,160	23%
2013	12.02	0.22		3.66	3.88	-	-	-	15.90	0.82%		0.82%		1.58%		32.26%	390,559	8%
Class P
2017	21.22	0.33		2.68	3.01	-	-	-	24.23	0.62%		0.62%		1.46%		14.17%	1,691,444	10%
2016	18.76	0.33		2.13	2.46	-	-	-	21.22	0.63%		0.63%		1.69%		13.09%	1,671,640	12%
2015	19.30	0.30		(0.84)	(0.54)	-	-	-	18.76	0.62%		0.62%		1.57%		(2.79%)	1,516,950	9%
2014	17.28	0.42		1.60	2.02	-	-	-	19.30	0.62%		0.62%		2.35%		11.72%	1,982,893	23%
2013	13.04	0.27		3.97	4.24	-	-	-	17.28	0.61%		0.61%		1.77%		32.52%	2,109,161	8%
Long/Short Large-Cap
Class I
2017	$11.70	($-	) (7)	$2.55	$2.55	$-	$-	$-	$14.25	2.07	% (9)	2.06	% (9)	(0.01%)		21.80%	$63,320	163	% (9)
2016	10.72	0.03		0.95	0.98	-	-	-	11.70	2.20	% (9)	2.18	% (9)	0.27%		9.18%	55,077	195	% (9)
2015	11.03	0.03		(0.34)	(0.31)	-	-	-	10.72	2.15	% (9)	2.10	% (9)	0.26%		(2.82%)	58,661	230	% (9)
2014	9.55	0.05		1.43	1.48	-	-	-	11.03	2.24	% (9)	2.19	% (9)	0.54%		15.52%	70,759	212	% (9)
2013	7.06	0.03		2.46	2.49	-	-	-	9.55	2.15	% (9)	2.10	% (9)	0.38%		35.13%	44,943	139	% (9)
Class P
2017	15.65	0.03		3.42	3.45	-	-	-	19.10	1.87	% (9)	1.86	% (9)	0.19%		22.04%	730,050	163	% (9)
2016	14.30	0.06		1.29	1.35	-	-	-	15.65	2.00	% (9)	1.98	% (9)	0.44%		9.40%	743,588	195	% (9)
2015	14.69	0.07		(0.46)	(0.39)	-	-	-	14.30	1.95	% (9)	1.90	% (9)	0.46%		(2.63%)	1,146,002	230	% (9)
2014	12.69	0.09		1.91	2.00	-	-	-	14.69	2.05	% (9)	2.00	% (9)	0.66%		15.75%	1,449,336	212	% (9)
2013	9.37	0.06		3.26	3.32	-	-	-	12.69	1.95	% (9)	1.90	% (9)	0.58%		35.40%	1,425,897	139	% (9)
Main Street Core
Class I
2017	$33.05	$0.47		$5.18	$5.65	$-	$-	$-	$38.70	0.68%		0.68%		1.30%		17.08%	$590,847	37%
2016	29.56	0.46		3.03	3.49	-	-	-	33.05	0.68%		0.68%		1.51%		11.83%	565,181	29%
2015	28.60	0.35		0.61	0.96	-	-	-	29.56	0.67%		0.67%		1.21%		3.35%	551,063	44%
2014	25.81	0.26		2.53	2.79	-	-	-	28.60	0.67%		0.67%		0.95%		10.82%	588,564	52%
2013	19.58	0.22		6.01	6.23	-	-	-	25.81	0.67%		0.67%		0.96%		31.77%	627,303	53%
Class P
2017	36.64	0.60		5.74	6.34	-	-	-	42.98	0.48%		0.48%		1.50%		17.32%	776,979	37%
2016	32.70	0.57		3.37	3.94	-	-	-	36.64	0.48%		0.48%		1.69%		12.05%	736,645	29%
2015	31.57	0.45		0.68	1.13	-	-	-	32.70	0.47%		0.47%		1.40%		3.56%	829,214	44%
2014	28.44	0.34		2.79	3.13	-	-	-	31.57	0.48%		0.48%		1.15%		11.04%	1,002,331	52%
2013	21.54	0.28		6.62	6.90	-	-	-	28.44	0.47%		0.47%		1.16%		32.03%	927,847	53%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4) (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Mid-Cap Equity
Class I
2017	$16.98	$0.09		$4.04	$4.13	$-	$-	$-	$21.11	0.88%	0.88%	0.46%	24.27%	$369,225	74%
2016	14.34	0.14		2.50	2.64	-	-	-	16.98	0.88%	0.88%	0.95%	18.42%	327,162	133%
2015	14.12	0.15		0.07	0.22	-	-	-	14.34	0.87%	0.87%	1.01%	1.57%	302,950	165%
2014	13.55	0.03		0.54	0.57	-	-	-	14.12	0.87%	0.87%	0.23%	4.23%	310,609	155%
2013	9.95	0.07		3.53	3.60	-	-	-	13.55	0.87%	0.87%	0.59%	36.21%	343,953	202%
Class P
2017	20.84	0.15		4.96	5.11	-	-	-	25.95	0.68%	0.68%	0.65%	24.52%	490,130	74%
2016	17.56	0.20		3.08	3.28	-	-	-	20.84	0.68%	0.68%	1.10%	18.66%	753,255	133%
2015	17.26	0.20		0.10	0.30	-	-	-	17.56	0.68%	0.68%	1.13%	1.77%	543,913	165%
2014	16.52	0.07		0.67	0.74	-	-	-	17.26	0.68%	0.68%	0.43%	4.43%	749,099	155%
2013	12.11	0.11		4.30	4.41	-	-	-	16.52	0.67%	0.67%	0.79%	36.48%	859,859	202%
Mid-Cap Growth
Class I
2017	$10.35	$-	(7)	$2.84	$2.84	$-	$-	$-	$13.19	0.93%	0.90%	0.03%	27.49%	$290,867	25%
2016	9.74	0.03		0.58	0.61	-	-	-	10.35	0.93%	0.90%	0.26%	6.27%	231,917	26%
2015	10.33	0.02		(0.61)	(0.59)	-	-	-	9.74	0.93%	0.88%	0.23%	(5.73%)	245,837	42%
2014	9.52	-	(7)	0.81	0.81	-	-	-	10.33	0.92%	0.87%	0.02%	8.49%	264,349	47%
2013	7.15	(0.02)		2.39	2.37	-	-	-	9.52	0.92%	0.91%	(0.19%)	33.09%	245,303	136%
Class P
2017	11.30	0.02		3.11	3.13	-	-	-	14.43	0.73%	0.71%	0.20%	27.74%	137,708	25%
2016	10.61	0.05		0.64	0.69	-	-	-	11.30	0.73%	0.70%	0.42%	6.48%	198,792	26%
2015	11.23	0.04		(0.66)	(0.62)	-	-	-	10.61	0.73%	0.68%	0.36%	(5.54%)	333,931	42%
2014	10.33	0.02		0.88	0.90	-	-	-	11.23	0.73%	0.68%	0.22%	8.71%	608,508	47%
2013	7.75	-	(7)	2.58	2.58	-	-	-	10.33	0.73%	0.72%	0.01%	33.35%	602,439	136%
Mid-Cap Value
Class I
2017	$16.00	$0.10		$2.37	$2.47	$-	$-	$-	$18.47	0.91%	0.91%	0.56%	15.46%	$116,569	57%
2016	13.88	0.15		1.97	2.12	-	-	-	16.00	0.92%	0.92%	1.07%	15.29%	101,566	50%
2015	13.93	0.13		(0.18)	(0.05)	-	-	-	13.88	0.92%	0.92%	0.95%	(0.37%)	88,003	133%
2014	13.08	0.11		0.74	0.85	-	-	-	13.93	0.91%	0.91%	0.77%	6.49%	93,649	68%
2013	9.77	0.08		3.23	3.31	-	-	-	13.08	0.91%	0.91%	0.72%	33.89%	102,297	62%
Class P
2017	23.56	0.19		3.51	3.70	-	-	-	27.26	0.71%	0.71%	0.76%	15.69%	1,691,696	57%
2016	20.39	0.27		2.90	3.17	-	-	-	23.56	0.72%	0.72%	1.27%	15.52%	1,452,622	50%
2015	20.43	0.23		(0.27)	(0.04)	-	-	-	20.39	0.72%	0.72%	1.13%	(0.17%)	948,687	133%
2014	19.15	0.20		1.08	1.28	-	-	-	20.43	0.71%	0.71%	0.99%	6.71%	1,243,409	68%
2013	14.27	0.15		4.73	4.88	-	-	-	19.15	0.71%	0.71%	0.87%	34.16%	1,278,675	62%
Small-Cap Equity
Class I
2017	$19.31	$0.20		$1.48	$1.68	$-	$-	$-	$20.99	1.01%	0.91%	1.03%	8.72%	$94,677	28%
2016	14.80	0.17		4.34	4.51	-	-	-	19.31	0.99%	0.89%	1.04%	30.42%	91,309	28%
2015	16.07	0.16		(1.43)	(1.27)	-	-	-	14.80	0.99%	0.89%	1.02%	(7.88%)	54,396	39%
2014	15.80	0.13		0.14	0.27	-	-	-	16.07	0.99%	0.89%	0.85%	1.71%	62,927	20%
2013	11.66	0.13		4.01	4.14	-	-	-	15.80	0.98%	0.88%	0.95%	35.45%	64,302	17%
Class P
2017	25.07	0.31		1.93	2.24	-	-	-	27.31	0.81%	0.71%	1.22%	8.94%	427,221	28%
2016	19.19	0.25		5.63	5.88	-	-	-	25.07	0.79%	0.69%	1.22%	30.68%	502,686	28%
2015	20.79	0.25		(1.85)	(1.60)	-	-	-	19.19	0.79%	0.69%	1.23%	(7.70%)	532,983	39%
2014	20.39	0.20		0.20	0.40	-	-	-	20.79	0.79%	0.69%	1.00%	1.91%	532,030	20%
2013	15.03	0.20		5.16	5.36	-	-	-	20.39	0.78%	0.68%	1.13%	35.72%	973,694	17%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4) (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Small-Cap Growth
Class P
2017	$11.08	($0.03)	$2.10	$2.07	$-	$-	$-	$13.15	0.89%	0.89%	(0.21%)	18.69%	$176,700	42%
10/28/2016 - 12/31/2016	10.00	-	1.08	1.08	-	-	-	11.08	0.87%	0.87%	0.04%	10.78%	184,148	8%
Small-Cap Index
Class I
2017	$20.56	$0.19	$2.70	$2.89	$-	$-	$-	$23.45	0.56%	0.56%	0.88%	14.06%	$527,673	11%
2016	17.04	0.20	3.32	3.52	-	-	-	20.56	0.53%	0.53%	1.11%	20.66%	480,651	18%
2015	17.92	0.17	(1.05)	(0.88)	-	-	-	17.04	0.53%	0.53%	0.93%	(4.93%)	399,538	25%
2014	17.17	0.15	0.60	0.75	-	-	-	17.92	0.53%	0.53%	0.87%	4.39%	447,156	14%
2013	12.42	0.14	4.61	4.75	-	-	-	17.17	0.53%	0.53%	0.94%	38.28%	503,573	13%
Class P
2017	20.75	0.22	2.74	2.96	-	-	-	23.71	0.37%	0.37%	1.04%	14.29%	362,997	11%
2016	17.16	0.24	3.35	3.59	-	-	-	20.75	0.33%	0.33%	1.33%	20.90%	703,619	18%
2015	18.01	0.21	(1.06)	(0.85)	-	-	-	17.16	0.33%	0.33%	1.16%	(4.74%)	394,588	25%
2014	17.22	0.18	0.61	0.79	-	-	-	18.01	0.34%	0.34%	1.05%	4.59%	181,020	14%
2013	12.43	0.16	4.63	4.79	-	-	-	17.22	0.33%	0.33%	1.11%	38.55%	300,438	13%
Small-Cap Value
Class I
2017	$19.71	$0.04	$1.66	$1.70	$-	$-	$-	$21.41	0.98%	0.98%	0.18%	8.65%	$231,864	45%
2016	15.21	0.03	4.47	4.50	-	-	-	19.71	0.98%	0.98%	0.21%	29.60%	234,182	64%
2015	15.90	0.15	(0.84)	(0.69)	-	-	-	15.21	0.98%	0.98%	0.92%	(4.34%)	184,728	86%
2014	15.05	0.22	0.63	0.85	-	-	-	15.90	0.98%	0.98%	1.44%	5.64%	207,213	74%
2013	11.36	0.19	3.50	3.69	-	-	-	15.05	0.98%	0.98%	1.43%	32.49%	213,121	27%
Class P
2017	23.90	0.09	2.03	2.12	-	-	-	26.02	0.78%	0.78%	0.39%	8.87%	455,577	45%
2016	18.40	0.08	5.42	5.50	-	-	-	23.90	0.78%	0.78%	0.41%	29.85%	420,665	64%
2015	19.20	0.21	(1.01)	(0.80)	-	-	-	18.40	0.78%	0.78%	1.10%	(4.15%)	261,296	86%
2014	18.14	0.30	0.76	1.06	-	-	-	19.20	0.78%	0.78%	1.60%	5.85%	527,400	74%
2013	13.66	0.26	4.22	4.48	-	-	-	18.14	0.78%	0.78%	1.64%	32.75%	326,430	27%
Value Advantage
Class I
2017	$14.80	$0.21	$1.91	$2.12	$-	$-	$-	$16.92	0.89%	0.88%	1.34%	14.32%	$34,916	25%
2016	12.71	0.19	1.90	2.09	-	-	-	14.80	0.89%	0.89%	1.44%	16.49%	28,573	28%
2015	13.33	0.16	(0.78)	(0.62)	-	-	-	12.71	0.88%	0.88%	1.21%	(4.69%)	17,516	30%
2014	11.68	0.19	1.46	1.65	-	-	-	13.33	0.89%	0.89%	1.48%	14.14%	23,660	28%
04/30/2013 - 12/31/2013	10.00	0.10	1.58	1.68	-	-	-	11.68	0.88%	0.88%	1.33%	16.80%	3,717	29%
Class P
2017	14.91	0.24	1.93	2.17	-	-	-	17.08	0.69%	0.68%	1.55%	14.55%	1,285,850	25%
2016	12.78	0.22	1.91	2.13	-	-	-	14.91	0.69%	0.69%	1.65%	16.72%	1,216,120	28%
2015	13.38	0.19	(0.79)	(0.60)	-	-	-	12.78	0.68%	0.68%	1.44%	(4.50%)	977,776	30%
2014	11.70	0.24	1.44	1.68	-	-	-	13.38	0.68%	0.68%	1.96%	14.37%	861,261	28%
04/30/2013 - 12/31/2013	10.00	0.11	1.59	1.70	-	-	-	11.70	0.69%	0.69%	1.55%	16.96%	838,944	29%
Emerging Markets
Class I
2017	$13.83	$0.08	$4.70	$4.78	$-	$-	$-	$18.61	1.06%	1.06%	0.50%	34.52%	$447,624	37%
2016	12.99	0.08	0.76	0.84	-	-	-	13.83	1.07%	1.07%	0.57%	6.46%	337,690	33%
2015	15.08	0.09	(2.18)	(2.09)	-	-	-	12.99	1.06%	1.06%	0.64%	(13.84%)	321,829	37%
2014	15.91	0.11	(0.94)	(0.83)	-	-	-	15.08	1.06%	1.06%	0.72%	(5.22%)	396,452	40%
2013	14.63	0.09	1.19	1.28	-	-	-	15.91	1.06%	1.06%	0.63%	8.75%	455,310	45%
Class P
2017	14.27	0.12	4.84	4.96	-	-	-	19.23	0.86%	0.86%	0.72%	34.78%	1,672,893	37%
2016	13.37	0.11	0.79	0.90	-	-	-	14.27	0.87%	0.87%	0.79%	6.68%	1,498,659	33%
2015	15.49	0.12	(2.24)	(2.12)	-	-	-	13.37	0.86%	0.86%	0.85%	(13.67%)	1,093,984	37%
2014	16.31	0.15	(0.97)	(0.82)	-	-	-	15.49	0.86%	0.86%	0.93%	(5.03%)	1,320,811	40%
2013	14.97	0.13	1.21	1.34	-	-	-	16.31	0.86%	0.86%	0.82%	8.96%	1,344,341	45%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4) (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
International Large-Cap
Class I
2017	$7.53	$0.11	$1.96	$2.07	$-	$-	$-	$9.60	1.00%	1.00%	1.30%	27.51%	$571,592	10%
2016	7.53	0.10	(0.10)	-	-	-	-	7.53	1.00%	1.00%	1.42%	(0.08%)	499,395	17%
2015	7.57	0.10	(0.14)	(0.04)	-	-	-	7.53	1.00%	1.00%	1.29%	(0.44%)	474,052	16%
2014	7.97	0.13	(0.53)	(0.40)	-	-	-	7.57	1.00%	1.00%	1.61%	(5.02%)	481,317	16%
2013	6.73	0.09	1.15	1.24	-	-	-	7.97	1.00%	1.00%	1.26%	18.42%	518,064	18%
Class P
2017	8.06	0.16	2.08	2.24	-	-	-	10.30	0.80%	0.80%	1.68%	27.76%	1,115,876	10%
2016	8.05	0.14	(0.13)	0.01	-	-	-	8.06	0.80%	0.80%	1.75%	0.12%	1,406,106	17%
2015	8.07	0.13	(0.15)	(0.02)	-	-	-	8.05	0.80%	0.80%	1.49%	(0.24%)	1,748,080	16%
2014	8.48	0.14	(0.55)	(0.41)	-	-	-	8.07	0.80%	0.80%	1.68%	(4.83%)	1,959,210	16%
2013	7.15	0.12	1.21	1.33	-	-	-	8.48	0.80%	0.80%	1.54%	18.66%	1,166,770	18%
International Small-Cap
Class I
2017	$8.73	$0.12	$2.66	$2.78	$-	$-	$-	$11.51	1.09%	1.09%	1.15%	31.92%	$91,245	49%
2016	8.44	0.10	0.19	0.29	-	-	-	8.73	1.09%	1.08%	1.16%	3.42%	74,989	51%
2015	7.93	0.11	0.40	0.51	-	-	-	8.44	1.08%	1.06%	1.33%	6.43%	76,538	52%
2014	8.12	0.13	(0.32)	(0.19)	-	-	-	7.93	1.08%	1.06%	1.60%	(2.42%)	57,344	50%
2013	6.34	0.11	1.67	1.78	-	-	-	8.12	1.08%	1.06%	1.56%	28.09%	57,641	54%
Class P
2017	11.98	0.20	3.65	3.85	-	-	-	15.83	0.89%	0.89%	1.46%	32.18%	905,098	49%
2016	11.56	0.17	0.25	0.42	-	-	-	11.98	0.89%	0.88%	1.48%	3.63%	1,079,140	51%
2015	10.84	0.18	0.54	0.72	-	-	-	11.56	0.88%	0.86%	1.54%	6.64%	1,498,265	52%
2014	11.09	0.20	(0.45)	(0.25)	-	-	-	10.84	0.88%	0.86%	1.80%	(2.22%)	1,157,354	50%
2013	8.64	0.17	2.28	2.45	-	-	-	11.09	0.88%	0.86%	1.77%	28.34%	1,371,136	54%
International Value
Class I
2017	$10.59	$0.35	$1.93	$2.28	$-	$-	$-	$12.87	0.90%	0.90%	2.95%	21.57%	$303,692	108%
2016	10.28	0.24	0.07	0.31	-	-	-	10.59	0.90%	0.90%	2.45%	2.98%	266,742	59%
2015	10.56	0.18	(0.46)	(0.28)	-	-	-	10.28	0.89%	0.89%	1.65%	(2.63%)	289,713	74%
2014	11.81	0.44	(1.69)	(1.25)	-	-	-	10.56	0.89%	0.89%	3.82%	(10.54%)	302,892	82%
2013	9.70	0.22	1.89	2.11	-	-	-	11.81	0.88%	0.88%	2.06%	21.68%	354,712	51%
Class P
2017	11.82	0.42	2.15	2.57	-	-	-	14.39	0.70%	0.70%	3.15%	21.81%	1,118,795	108%
2016	11.45	0.29	0.08	0.37	-	-	-	11.82	0.70%	0.70%	2.60%	3.18%	793,592	59%
2015	11.74	0.23	(0.52)	(0.29)	-	-	-	11.45	0.69%	0.69%	1.87%	(2.44%)	761,986	74%
2014	13.10	0.48	(1.84)	(1.36)	-	-	-	11.74	0.69%	0.69%	3.83%	(10.37%)	1,070,076	82%
2013	10.74	0.27	2.09	2.36	-	-	-	13.10	0.68%	0.68%	2.30%	21.92%	918,931	51%
Health Sciences
Class I
2017	$28.82	$0.01	$6.90	$6.91	$-	$-	$-	$35.73	1.13%	1.13%	0.03%	23.97%	$382,294	37%
2016	30.65	0.02	(1.85)	(1.83)	-	-	-	28.82	1.13%	1.13%	0.08%	(5.97%)	318,388	48%
2015	27.97	(0.04)	2.72	2.68	-	-	-	30.65	1.13%	1.13%	(0.14%)	9.59%	401,444	54%
2014	22.46	(0.06)	5.57	5.51	-	-	-	27.97	1.13%	1.13%	(0.25%)	24.53%	342,433	93%
2013	14.35	(0.10)	8.21	8.11	-	-	-	22.46	1.13%	1.13%	(0.51%)	56.49%	267,985	57%
Class P
2017	31.44	0.09	7.53	7.62	-	-	-	39.06	0.91%	0.91%	0.24%	24.23%	30	37%
2016	33.37	0.09	(2.02)	(1.93)	-	-	-	31.44	0.92%	0.92%	0.29%	(5.77%)	24	48%
2015	30.39	0.02	2.96	2.98	-	-	-	33.37	0.92%	0.92%	0.07%	9.82%	26	54%
2014	24.35	(0.01)	6.05	6.04	-	-	-	30.39	0.91%	0.91%	(0.04%)	24.80%	24	93%
2013	15.53	(0.06)	8.88	8.82	-	-	-	24.35	0.91%	0.91%	(0.30%)	56.82%	19	57%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4) (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Real Estate
Class I
2017	$23.46	$0.01	$0.75	$0.76	$-	$-	$-	$24.22	1.06%	1.06%	0.06%	3.24%	$285,963	44%
2016	22.01	0.59	0.86	1.45	-	-	-	23.46	1.06%	1.06%	2.59%	6.59%	313,208	21%
2015	21.68	0.34	(0.01)	0.33	-	-	-	22.01	1.05%	1.05%	1.58%	1.52%	318,919	35%
2014	16.60	0.32	4.76	5.08	-	-	-	21.68	1.05%	1.05%	1.68%	30.59%	374,485	29%
2013	16.32	0.29	(0.01)	0.28	-	-	-	16.60	1.05%	1.05%	1.72%	1.71%	281,028	18%
Class P
2017	24.38	(0.08)	0.92	0.84	-	-	-	25.22	0.86%	0.86%	(0.33%)	3.44%	249,186	44%
2016	22.82	0.64	0.92	1.56	-	-	-	24.38	0.86%	0.86%	2.69%	6.80%	370,544	21%
2015	22.44	0.45	(0.07)	0.38	-	-	-	22.82	0.85%	0.85%	2.00%	1.72%	475,537	35%
2014	17.15	0.29	5.00	5.29	-	-	-	22.44	0.85%	0.85%	1.50%	30.85%	498,308	29%
2013	16.83	0.34	(0.02)	0.32	-	-	-	17.15	0.85%	0.85%	1.90%	1.92%	797,151	18%
Technology
Class I
2017	$5.12	($0.03)	$2.02	$1.99	$-	$-	$-	$7.11	1.14%	1.14%	(0.54%)	38.78%	$134,386	31%
2016	5.48	(0.03)	(0.33)	(0.36)	-	-	-	5.12	1.16%	1.16%	(0.53%)	(6.61%)	87,182	104%
2015	5.65	(0.04)	(0.13)	(0.17)	-	-	-	5.48	1.14%	1.14%	(0.61%)	(3.04%)	99,742	26%
2014	5.15	(0.03)	0.53	0.50	-	-	-	5.65	1.14%	1.14%	(0.52%)	9.85%	93,793	135%
2013	4.20	(0.02)	0.97	0.95	-	-	-	5.15	1.14%	1.14%	(0.39%)	22.50%	82,990	68%
Class P
2017	6.45	(0.03)	2.55	2.52	-	-	-	8.97	0.92%	0.92%	(0.33%)	39.08%	16	31%
2016	6.89	(0.02)	(0.42)	(0.44)	-	-	-	6.45	0.94%	0.94%	(0.32%)	(6.41%)	12	104%
2015	7.10	(0.03)	(0.18)	(0.21)	-	-	-	6.89	0.93%	0.93%	(0.40%)	(2.84%)	13	26%
2014	6.45	(0.02)	0.67	0.65	-	-	-	7.10	0.93%	0.93%	(0.31%)	10.09%	13	135%
2013	5.25	(0.01)	1.21	1.20	-	-	-	6.45	0.92%	0.92%	(0.17%)	22.77%	12	68%
Currency Strategies
Class I
2017	$11.30	($0.05)	($0.37)	($0.42)	$-	$-	$-	$10.88	0.91%	0.91%	(0.43%)	(3.59%)	$4,473	35%
2016	10.77	(0.07)	0.60	0.53	-	-	-	11.30	0.90%	0.90%	(0.66%)	4.88%	5,226	42%
2015	10.61	(0.07)	0.23	0.16	-	-	-	10.77	0.89%	0.89%	(0.72%)	1.43%	3,997	45%
2014	10.26	(0.08)	0.43	0.35	-	-	-	10.61	0.89%	0.89%	(0.75%)	3.53%	4,526	57%
2013	9.89	(0.07)	0.44	0.37	-	-	-	10.26	0.88%	0.88%	(0.70%)	3.72%	2,614	73%
Class P
2017	11.39	(0.03)	(0.36)	(0.39)	-	-	-	11.00	0.71%	0.71%	(0.23%)	(3.40%)	956,539	35%
2016	10.84	(0.05)	0.60	0.55	-	-	-	11.39	0.70%	0.70%	(0.46%)	5.09%	1,092,323	42%
2015	10.66	(0.05)	0.23	0.18	-	-	-	10.84	0.69%	0.69%	(0.52%)	1.63%	1,286,284	45%
2014	10.28	(0.06)	0.44	0.38	-	-	-	10.66	0.69%	0.69%	(0.56%)	3.74%	1,729,685	57%
2013	9.89	(0.05)	0.44	0.39	-	-	-	10.28	0.68%	0.68%	(0.50%)	3.93%	1,428,683	73%
Diversified Alternatives
Class I
2017	$10.54	($0.06)	$0.88	$0.82	$-	$-	$-	$11.36	1.32%	0.50%	(0.50%)	7.72%	$4,569	19%
2016	9.99	(0.05)	0.60	0.55	-	-	-	10.54	4.85%	0.50%	(0.50%)	5.50%	2,953	19%
10/30/2015 - 12/31/2015	10.00	(0.01)	- (7)	(0.01)	-	-	-	9.99	2.47%	0.50%	(0.50%)	(0.08%)	2,024	0	% (10)
Equity Long/Short
Class I
2017	$12.87	($0.09)	$2.30	$2.21	$-	$-	$-	$15.08	1.40%	1.25%	(0.64%)	17.18%	$32,045	0%
2016	11.57	(0.12)	1.42	1.30	-	-	-	12.87	1.40%	1.25%	(1.04%)	11.28%	20,446	0%
04/27/2015 - 12/31/2015	10.00	(0.09)	1.66	1.57	-	-	-	11.57	1.41%	1.26%	(1.20%)	15.67%	15,026	0%
Class P
2017	12.91	(0.07)	2.32	2.25	-	-	-	15.16	1.20%	1.05%	(0.48%)	17.42%	1,029,672	0%
2016	11.58	(0.10)	1.43	1.33	-	-	-	12.91	1.20%	1.05%	(0.85%)	11.50%	1,181,395	0%
04/27/2015 - 12/31/2015	10.00	(0.07)	1.65	1.58	-	-	-	11.58	1.19%	1.04%	(1.00%)	15.82%	1,321,744	0%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4) (5)		Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Global Absolute Return
Class I
2017	$11.24	$0.55	$0.16	$0.71	$-	$-	$-	$11.95	1.14%	1.14	%(8)	4.68%	6.36%	$36,174	88%
2016	10.75	0.55	(0.06)	0.49	-	-	-	11.24	1.13%	1.13%		5.05%	4.65%	13,989	79%
2015	10.46	0.55	(0.26)	0.29	-	-	-	10.75	1.12%	1.12%		5.14%	2.69%	14,083	93%
2014	9.87	0.48	0.11	0.59	-	-	-	10.46	1.15%	1.15%		4.70%	6.03%	10,686	127%
2013	9.98	0.35	(0.46)	(0.11)	-	-	-	9.87	1.09%	1.09%		3.53%	(1.15%)	7,240	93%
Class P
2017	11.34	0.58	0.16	0.74	-	-	-	12.08	0.94%	0.94	%(8)	4.88%	6.57%	1,015,108	88%
2016	10.82	0.58	(0.06)	0.52	-	-	-	11.34	0.93%	0.93%		5.23%	4.85%	827,690	79%
2015	10.51	0.58	(0.27)	0.31	-	-	-	10.82	0.92%	0.92%		5.36%	2.89%	1,117,228	93%
2014	9.89	0.49	0.13	0.62	-	-	-	10.51	0.95%	0.95%		4.82%	6.24%	1,534,502	127%
2013	9.99	0.36	(0.46)	(0.10)	-	-	-	9.89	0.88%	0.88%		3.59%	(0.95%)	1,936,490	93%
Pacific Dynamix-Conservative Growth
Class I
2017	$14.23	($0.06)	$1.47	$1.41	$-	$-	$-	$15.64	0.42%	0.37%		(0.37%)	9.94%	$554,361	11%
2016	13.32	(0.05)	0.96	0.91	-	-	-	14.23	0.42%	0.37%		(0.37%)	6.84%	522,146	8%
2015	13.47	(0.05)	(0.10)	(0.15)	-	-	-	13.32	0.42%	0.38%		(0.38%)	(1.10%)	458,930	9%
2014	12.76	(0.05)	0.76	0.71	-	-	-	13.47	0.42%	0.38%		(0.38%)	5.50%	441,650	11%
2013	11.67	(0.05)	1.14	1.09	-	-	-	12.76	0.42%	0.38%		(0.38%)	9.39%	342,779	9%
Pacific Dynamix-Moderate Growth
Class I
2017	$17.21	($0.07)	$2.44	$2.37	$-	$-	$-	$19.58	0.41%	0.36%		(0.36%)	13.79%	$2,413,720	6%
2016	15.87	(0.06)	1.40	1.34	-	-	-	17.21	0.42%	0.37%		(0.37%)	8.45%	2,022,205	5%
2015	16.16	(0.06)	(0.23)	(0.29)	-	-	-	15.87	0.41%	0.37%		(0.37%)	(1.85%)	1,793,442	2%
2014	15.32	(0.06)	0.90	0.84	-	-	-	16.16	0.42%	0.37%		(0.37%)	5.53%	1,580,279	6%
2013	13.32	(0.05)	2.05	2.00	-	-	-	15.32	0.42%	0.37%		(0.37%)	14.95%	1,151,519	3%
Pacific Dynamix-Growth
Class I
2017	$18.60	($0.07)	$3.33	$3.26	$-	$-	$-	$21.86	0.42%	0.36%		(0.36%)	17.52%	$772,806	13%
2016	16.88	(0.06)	1.78	1.72	-	-	-	18.60	0.42%	0.37%		(0.37%)	10.17%	624,976	10%
2015	17.30	(0.06)	(0.36)	(0.42)	-	-	-	16.88	0.42%	0.37%		(0.37%)	(2.45%)	574,532	6%
2014	16.41	(0.06)	0.95	0.89	-	-	-	17.30	0.42%	0.37%		(0.37%)	5.43%	524,769	8%
2013	13.57	(0.05)	2.89	2.84	-	-	-	16.41	0.42%	0.36%		(0.36%)	20.98%	418,668	6%
Portfolio Optimization Conservative
Class I
2017	$11.93	($0.04)	$0.92	$0.88	$-	$-	$-	$12.81	0.32%	0.32%		(0.31%)	7.37%	$1,819,223	11%
2016	11.28	(0.04)	0.69	0.65	-	-	-	11.93	0.32%	0.32%		(0.32%)	5.83%	2,019,885	29%
2015	11.28	(0.04)	0.04	-	-	-	-	11.28	0.31%	0.31%		(0.31%)	(0.03%)	2,119,782	19%
2014	10.91	(0.04)	0.41	0.37	-	-	-	11.28	0.31%	0.31%		(0.31%)	3.39%	2,422,841	13%
2013	10.59	(0.03)	0.35	0.32	-	-	-	10.91	0.31%	0.28%		(0.28%)	3.04%	2,838,674	8%
Portfolio Optimization Moderate-Conservative
Class I
2017	$12.54	($0.04)	$1.39	$1.35	$-	$-	$-	$13.89	0.31%	0.31%		(0.31%)	10.79%	$3,012,199	9%
2016	11.74	(0.04)	0.84	0.80	-	-	-	12.54	0.32%	0.32%		(0.32%)	6.78%	3,501,918	16%
2015	11.79	(0.04)	(0.01)	(0.05)	-	-	-	11.74	0.31%	0.31%		(0.31%)	(0.41%)	3,704,156	17%
2014	11.34	(0.04)	0.49	0.45	-	-	-	11.79	0.31%	0.31%		(0.31%)	4.03%	4,196,686	17%
2013	10.48	(0.03)	0.89	0.86	-	-	-	11.34	0.31%	0.28%		(0.28%)	8.16%	4,505,967	12%
Portfolio Optimization Moderate
Class I
2017	$13.13	($0.04)	$1.77	$1.73	$-	$-	$-	$14.86	0.31%	0.31%		(0.31%)	13.22%	$12,153,581	9%
2016	12.14	(0.04)	1.03	0.99	-	-	-	13.13	0.32%	0.32%		(0.32%)	8.08%	12,248,929	14%
2015	12.19	(0.04)	(0.01)	(0.05)	-	-	-	12.14	0.31%	0.31%		(0.31%)	(0.36%)	12,849,093	16%
2014	11.65	(0.04)	0.58	0.54	-	-	-	12.19	0.31%	0.31%		(0.31%)	4.62%	14,825,332	16%
2013	10.33	(0.03)	1.35	1.32	-	-	-	11.65	0.31%	0.28%		(0.28%)	12.74%	15,883,448	12%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4) (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Portfolio Optimization Growth
Class I
2017	$13.64	($0.05)	$2.29	$2.24	$-	$-	$-	$15.88	0.31%	0.31%	(0.31%)	16.38%	$10,373,218	12%
2016	12.54	(0.04)	1.14	1.10	-	-	-	13.64	0.32%	0.32%	(0.32%)	8.81%	10,222,380	17%
2015	12.58	(0.04)	-	(0.04)	-	-	-	12.54	0.31%	0.31%	(0.31%)	(0.33%)	10,758,744	16%
2014	11.97	(0.04)	0.65	0.61	-	-	-	12.58	0.31%	0.31%	(0.31%)	5.08%	12,300,634	17%
2013	10.19	(0.03)	1.81	1.78	-	-	-	11.97	0.31%	0.28%	(0.28%)	17.46%	13,367,354	14%
Portfolio Optimization Aggressive-Growth
Class I
2017	$13.81	($0.05)	$2.62	$2.57	$-	$-	$-	$16.38	0.31%	0.31%	(0.31%)	18.60%	$2,314,010	14%
2016	12.63	(0.04)	1.22	1.18	-	-	-	13.81	0.32%	0.32%	(0.32%)	9.33%	2,222,199	11%
2015	12.75	(0.04)	(0.08)	(0.12)	-	-	-	12.63	0.31%	0.31%	(0.31%)	(0.91%)	2,312,489	16%
2014	12.11	(0.04)	0.68	0.64	-	-	-	12.75	0.31%	0.31%	(0.31%)	5.29%	2,639,423	19%
2013	10.02	(0.03)	2.12	2.09	-	-	-	12.11	0.31%	0.28%	(0.28%)	20.86%	2,876,530	16%
PSF DFA Balanced Allocation
Class D
2017	$10.57	$0.30	$1.07	$1.37	$-	$-	$-	$11.94	0.59%	0.55%	2.65%	12.98%	$102,404	16%
04/29/2016 - 12/31/2016	10.00	0.24	0.33	0.57	-	-	-	10.57	0.85%	0.55%	3.50%	5.72%	33,115	30%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For share classes that commenced operations after January 1, 2013, the first date reported represents the commencement date of operations for that share class.
(3)	Since January 1, 2013, no dividends and capital gains distributions have been made by the Funds under the current dividend and distribution policy (see Note 2B in Note to Financial Statements).
(4)	The ratios for periods of less than one full year are annualized.
(5)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers, and adviser expense reimbursements, if any, as discussed in Notes 6, 7B, and 7C in Notes to the Financial Statements. The expense ratios for the Diversified Alternatives, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios do not include expenses of their respective underlying funds (see Note 1 in Notes to Financial Statements) in which they invest.
(6)	Total returns for periods of less than one full year are not annualized.
(7)	Reflects an amount rounding to less than $0.01 per share or 0.01%.
(8)	The annualized ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended December 31, 2017 are as follows:

Portfolio	Class I	Class P
Inflation Managed	0.65%	0.45%
Inflation Strategy	0.65%	0.45%
Managed Bond	0.64%	0.44%
Global Absolute Return	1.10%	0.90%

(9)	The annualized ratios of expenses, excluding dividend expenses on securities sold short, before and after expense reductions to average net assets for each year or period ended are as follows:

	Class I		Class P
	Before	After	Before	After
December 31, 2017	1.37%	1.36%	1.17%	1.16%
December 31, 2016	1.42%	1.40%	1.22%	1.20%
December 31, 2015	1.42%	1.37%	1.22%	1.17%
December 31, 2014	1.48%	1.43%	1.29%	1.24%
December 31, 2013	1.45%	1.40%	1.25%	1.20%

The portfolio turnover rates, excluding securities sold short, for the same periods above were 93%, 103%, 123%, 118%, and 77%, respectively.
(10)	The portfolio turnover rate for Diversified Alternatives Portfolio reflects an amount rounding to less than 1% for the period ended December 31, 2015.

See Notes to Financial Statements

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company. The Trust was organized on May 4, 1987 as a Massachusetts business trust (the “Massachusetts Trust”), and was reorganized as a Delaware statutory trust on June 30, 2016. In connection with other actions taken to accomplish the reorganization, the Massachusetts Trust, as sole initial shareholder of each Fund of the Trust, approved all material agreements of the Trust, including the investment advisory and sub-advisory agreements. These agreements were also approved by the initial Trustees of the Trust, who served as the Trustees of the Massachusetts Trust prior to the reorganization.

Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of December 31, 2017, the Trust was comprised of fifty-seven separate funds, forty-eight of which are presented in these financial statements (each individually a “Fund”, and collectively the “Funds”):

Core Income Portfolio (1)	Large-Cap Growth Portfolio (1)	Health Sciences Portfolio
Diversified Bond Portfolio (1)	Large-Cap Value Portfolio (1)	Real Estate Portfolio (1)
Floating Rate Income Portfolio (1)	Long/Short Large-Cap Portfolio (1)	Technology Portfolio
Floating Rate Loan Portfolio (1)	Main Street® Core Portfolio (1)	Currency Strategies Portfolio (1)
High Yield Bond Portfolio (1)	Mid-Cap Equity Portfolio (1)	Diversified Alternatives Portfolio
Inflation Managed Portfolio (1)	Mid-Cap Growth Portfolio (1)	Equity Long/Short Portfolio (1)
Inflation Strategy Portfolio (1)	Mid-Cap Value Portfolio (1)	Global Absolute Return Portfolio (1)
Managed Bond Portfolio (1)	Small-Cap Equity Portfolio (1)	Pacific Dynamix – Conservative Growth Portfolio (2)
Short Duration Bond Portfolio (1)	Small-Cap Growth Portfolio (1)	Pacific Dynamix – Moderate Growth Portfolio (2)
Emerging Markets Debt Portfolio (1)	Small-Cap Index Portfolio (1)	Pacific Dynamix – Growth Portfolio (2)
Comstock Portfolio (1)	Small-Cap Value Portfolio (1)	Portfolio Optimization Conservative Portfolio (3)
Developing Growth Portfolio (1)	Value Advantage Portfolio (1)	Portfolio Optimization Moderate-Conservative Portfolio (3)
Dividend Growth Portfolio (1)	Emerging Markets Portfolio (1)	Portfolio Optimization Moderate Portfolio (3)
Equity Index Portfolio (1)	International Large-Cap Portfolio (1)	Portfolio Optimization Growth Portfolio (3)
Focused Growth Portfolio	International Small-Cap Portfolio (1)	Portfolio Optimization Aggressive-Growth Portfolio (3)
Growth Portfolio (1)	International Value Portfolio (1)	PSF DFA Balanced Allocation Portfolio

(1)	These Funds are collectively known as the “Underlying Funds”.
(2)	These Funds are collectively known as the “Pacific Dynamix Portfolios”.
(3)	These Funds are collectively known as the “Portfolio Optimization Portfolios”.

The Trust offers three separate share classes: Class D, Class I, and Class P. Each Fund presented in these financial statements, except for the Small-Cap Growth Portfolio, Diversified Alternatives Portfolio, Pacific Dynamix Portfolios, Portfolio Optimization Portfolios, and PSF DFA Balanced Allocation Portfolio offers both Class I and Class P shares. The Diversified Alternatives Portfolio, Pacific Dynamix Portfolios, and Portfolio Optimization Portfolios offer Class I shares only. The PSF DFA Balanced Allocation Portfolio offers Class D shares only. The Small-Cap Growth Portfolio offers Class P shares only.

The Portfolio Optimization Portfolios, Pacific Dynamix Portfolios, Diversified Alternatives Portfolio, and the PSF DFA Balanced Allocation Portfolio are known individually as “Fund of Funds” and collectively as the “Funds of Funds.”

The Diversified Alternatives Portfolio and Portfolio Optimization Portfolios invest their assets in Class P shares of certain Underlying Funds (see Note 7C). Presently, only the Diversified Alternatives Portfolio, Portfolio Optimization Portfolios, the Investment Adviser, and certain of its affiliates can invest in Class P shares of the Underlying Funds.

The Pacific Dynamix Portfolios invest their assets in Class P shares of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios (collectively, the “Pacific Dynamix Underlying Funds”) (see Note 7D). Presently, only the Pacific Dynamix Portfolios, the Investment Adviser, and certain of its affiliates can invest in the Pacific Dynamix Underlying Funds.

The PSF DFA Balanced Allocation Portfolio invests its assets in a variety of eligible third party mutual funds and/or variable insurance trusts (the “DFA Underlying Funds”) which, in turn, invest in domestic and foreign equity and debt instruments. The DFA Underlying Funds are offered by Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc., as managed by Dimensional Fund Advisors LP, and are not funds of the Trust. Dimensional Investment Group Inc. and DFA Investment Dimensions Group, Inc. are not affiliated with the Trust, the Fund, or the Investment Adviser.

There is a separate annual report containing the financial statements for the Pacific Dynamix Underlying Funds, which is available without charge. For information on how to obtain the annual report for these Funds, see the Where to Go for More Information section of this report on page F-27.

Shares of the Funds within the Trust are offered only to certain separate accounts of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which Funds of the Trust to make available.

Main Street is a registered trademark of OppenheimerFunds, Inc.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

Effective January 1, 2017, the Trust implemented Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements issued by the Financial Accounting Standards Board (“FASB”). This ASU made technical changes to various sections of the accounting standards codification (“ASC”), including modifications to Topic 820, Fair Value Measurement and requires disclosure of reason(s) for the change in valuation approach and valuation technique. Changes in valuation approach and valuation technique, if any, are disclosed in Note 3D.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund of the Trust is treated as a partnership for Federal income tax purposes. As partnerships, none of these Funds are required to distribute taxable income and capital gains (see Note 12). No dividend and capital gain distributions have been paid by any Fund during the fiscal year ended December 31, 2017 and there will be no dividends and capital gains distributions paid by any Fund in future years under the current dividend and distribution policy.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses, are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund, including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW PRONOUNCEMENTS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules (the “Reporting Rules”) and amended existing rules (the “Amended Rules”) intended to modernize reporting and enhance the disclosure of information for most registered investment companies. The Amended Rules include amendments relating to Regulation S-X, which modify the form and content of the financial statements of the Trust, went into effect as of August 1, 2017 and are reflected in this annual report. For the Trust, the effective date of the Reporting Rules

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

will be June 1, 2018. At this time, management is evaluating the implications of the Reporting Rules and determining their impact on the Trust’s financial statements and accompanying notes.

On November 17, 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. This update intends to reduce diversity in the presentation of restricted cash and restricted cash equivalents in the statement. Any restricted cash and restricted cash equivalents will be included as components of cash and cash equivalents as presented on the statement of cash flows. For the Trust, the effective date of this update is for periods beginning after December 15, 2017. At this time, management is evaluating the implications of this ASU and believe it will not have a material impact on the financial statements.

On March 30, 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, that would require that the premium associated with the purchase of callable debt securities be amortized to the earliest call date and no longer amortized through the contractual life of the instrument. The changes are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of this ASU and its impact on the financial statements.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund presented in these financial statements is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Funds generally use the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and do not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Funds generally use the official closing price or the last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, option contracts, and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, option contracts, and swap agreements for which no settlement price is reported, are

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors.

Diversified Alternatives Portfolio

The investments of the Diversified Alternatives Portfolio consist of Class P shares of the applicable Underlying Funds, which are valued at their respective NAVs.

Pacific Dynamix Portfolios

The investments of each Pacific Dynamix Portfolio consist of Class P shares of the applicable Pacific Dynamix Underlying Funds, which are valued at their respective NAVs.

Portfolio Optimization Portfolios

The investments of each Portfolio Optimization Portfolio consist of Class P shares of the applicable Underlying Funds, which are valued at their respective NAVs.

PSF DFA Balanced Allocation Portfolio

The investments of the PSF DFA Balanced Allocation Portfolio consist of shares of the DFA Underlying Funds, which are valued at their respective NAVs.

Investments in Other Investment Companies

Fund investments in other investment companies are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of Pacific Life, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

● Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
● Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
● Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. Transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the end of the reporting period. A summary of each Fund’s investments as of December 31, 2017, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to exchange listed option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Bond Contracts

Forward bond contracts are generally valued based on the current price of the underlying bond, as provided by a third party pricing service, and current interest rates. To the extent that these inputs are observable and timely, the fair values of forward bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Basket Swaps – The value of total return basket swaps are derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. To the extent that these inputs are observable and timely, the fair values of total return basket swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Volatility Swaps – Volatility swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant discount interest rate curves, volatility inputs, and present value of future cash flows, which are observable from the market and built using the most actively traded securities for a given maturity. In addition, market data pertaining to volatility swaps are monitored regularly to ensure that volatility rates are properly depicting the current volatility rate. To the extent that these inputs are observable and timely, the fair values of volatility swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Fund of Funds Investments

The Diversified Alternatives Portfolio and Portfolio Optimization Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among those Underlying Funds. Allocations among the Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given the various levels of risk tolerance. The allocations of the Diversified Alternatives Portfolio and Portfolio Optimization Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Diversified Alternatives Portfolio and Portfolio Optimization Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Underlying Fund (see Note 7D).

The Pacific Dynamix Portfolios are exposed to the same risks as the Pacific Dynamix Underlying Funds in direct proportion to the allocation of their assets among those Pacific Dynamix Underlying Funds. The annual report for the Pacific Dynamix Underlying Funds contains information about the risks associated with investing in the Pacific Dynamix Underlying Funds. Allocations among the Pacific Dynamix Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Pacific Dynamix Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Pacific Dynamix Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Pacific Dynamix Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Pacific Dynamix Underlying Fund (see Note 7D).

The PSF DFA Balanced Allocation Portfolio is exposed to the same risks as the DFA Underlying Funds in direct proportion to the allocation of its assets among the DFA Underlying Funds. Allocations among the DFA Underlying Funds are determined using an asset allocation process and may be adjusted based on PLFA’s views of market conditions, its outlook for various asset classes or other factors. The allocations of the PSF DFA Balanced Allocation Portfolio may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or DFA Underlying Funds may cause it to underperform other mutual funds with a similar investment objective. The PSF DFA Balanced Allocation Portfolio may invest in any or all of the DFA Underlying Funds, but will not necessarily be invested in every DFA Underlying Fund at any particular time.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities,

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. The exact time frame for the implementation of Brexit is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2017, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of December 31, 2017, the Floating Rate Loan Portfolio had unfunded loan commitments of $611,535 (see details in the Notes to Schedules of Investments).

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

For the Long/Short Large-Cap Portfolio, in the event of a default by the Fund where the replacement value of the borrowed securities exceeds the pledged collateral, the lender is granted a security interest in the Fund’s right, title, and interest in the property and assets then held by the lender in any capacity, as security for the Fund’s obligation to pay the lender.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements, securities lending transactions, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the reasons described: The Diversified Bond and Inflation Strategy Portfolios used futures to manage duration and yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into futures contracts to manage interest rate exposure, to provide liquidity, and as a substitute for cash bond exposure. The Short Duration Bond Portfolio used interest rate futures contracts to manage duration and interest rate risk. The Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios utilized futures to provide market exposure proportionate to the size of each Fund’s cash flows and residual cash balances. The Long/Short Large-Cap Portfolio used futures contracts to manage interest rate risk, to provide liquidity, as a substitute for cash bond exposure and maintain full exposure to the equity markets. The Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Index, Small-Cap Value, Value Advantage, Emerging Markets, International Large-Cap, International Small-Cap, and International Value Portfolios utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets for the funds-of-funds. The Equity Long/Short Portfolio used futures to gain exposure to the equity market. The Global Absolute Return Portfolio used futures to manage duration and interest rate risk, to maintain full exposure to the equities market, to manage exposure to various markets and interest rates, to provide daily liquidity for the Fund’s inflows and outflows, and to enhance returns.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying reference asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying reference asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, the following Funds entered into option contracts for the reasons described: The Diversified Bond Portfolio used options to manage duration and yield curve exposure. The Inflation Managed and Managed Bond Portfolios purchased and sold/wrote options and swaptions on futures, currencies, volatility, mortgage pass-through securities and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Managed Bond Portfolio held inflation floors to hedge duration, and the Inflation Managed Portfolio purchased and sold/wrote inflation caps and floors to hedge duration. The Inflation Strategy Portfolio purchased swaptions on interest rates for hedging purposes. The Short Duration Bond Portfolio held swaptions to manage duration. The Mid-Cap Growth and Technology Portfolios purchased and wrote option contracts on individual equity securities to gain exposure to certain companies, to generate income, for liquidity enhancement, and to hedge market risk on equity securities. The Currency Strategies Portfolio purchased options to hedge risk on currency investments. The Global Absolute Return Portfolio purchased or wrote options to protect gains and to enhance returns.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the reasons described: The Diversified Bond and Inflation Strategy Portfolios used Forward Contracts for hedging purposes (to help protect the Funds’ returns against adverse currency movements) and to manage currency exposures. The Inflation Managed and Managed Bond Portfolios used Forward Contracts in connection with settling planned purchases or sales of investments, to hedge against currency exposure associated with some or all of these investments, and as a part the investment strategy for these Funds. The Emerging Markets Debt, Short Duration Bond, International Value and Equity Long/Short Portfolios used Forward Contracts to gain market exposure, for hedging purposes to help protect the Fund’s returns against adverse currency movements, and as a part of the Fund’s investment strategy. The Comstock Portfolio used Forward Contracts for hedging purpose to help protect the Fund’s returns against adverse currency movement and to isolate stock selection as the primary driver of performance. The Health Sciences Portfolio used Forward Contracts to manage exposure to foreign currencies and as an economic hedge against specific transactions and Fund investments. The Currency Strategies Portfolio utilized non-deliverable Forwards Contracts to gain or increase exposure to various currencies (both long and short positions) for hedging purposes to protect the Fund’s returns against adverse currency movements and as a part of the Fund’s investment strategy. The Global Absolute Return Portfolio used Forward Contracts for hedging purposes to protect the Fund’s returns against adverse currency movements, to shift exposure from one currency to another, to enhance returns, and as a substitute for securities.

Forward Bond Contracts – Forward bond contracts represent a short-term forward contract to purchase a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For forward bond contracts, unrealized gains and losses, based on changes in the value of the contract, are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the Global Absolute Return Portfolio entered into Forward Bond Contracts as a substitute for the purchase or sale of securities, and to enhance returns.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into interest rate swap agreements for the reasons described: The Diversified Bond Portfolio entered into interest rate swaps in order to manage duration and yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure. The Inflation Strategy Portfolio utilizes interest rate swaps for hedging purposes. The Emerging Markets Debt Portfolio entered into interest rate swaps to gain market exposure, for hedging purposes, and as a part of the Fund’s investment strategy. The Global Absolute Return Portfolio entered into interest rate swaps for hedging purposes, to enhance returns, and to manage exposure to markets.

Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

During the reporting period, the Global Absolute Return Portfolio entered into cross currency swaps for hedging purposes, to enhance returns, and to manage exposure to the markets.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap agreements is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2017 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the reasons described: The Diversified Bond Portfolio utilized credit default swaps to adjust credit exposure on the margin. The Inflation Managed and Managed Bond Portfolios sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and to the broader investment grade, high yield, mortgage or emerging markets through the use of credit default swaps on credit indices. The Inflation Managed Portfolio purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. The Global Absolute Return Portfolio entered into credit default swaps to increase or decrease credit exposure to individual issuers of debt securities, to increase or decrease exposure to a specific security or basket of securities, and to enhance returns.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the following Funds entered into total return swap agreements for the reasons described: The High Yield Bond Portfolio entered into total return swaps on credit indices to obtain long exposure to the broader high yield market, primarily for liquidity enhancement. The Inflation Managed Portfolio entered into total return swaps to gain exposure to various markets and as a substitute for physical securities. The Emerging Markets Debt and Global Absolute Return Portfolios entered into total return swaps to gain market exposure, for hedging purposes, and as a part of the Fund’s investment strategy. The Equity Long/Short Portfolio entered into total return swaps to gain exposure to various markets.

Total Return Basket Swaps – A total return basket swap is designed to function as a Fund of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation or depreciation, corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These financing fees are based on defined market rates or a specified benchmark rate, plus or minus a specified spread. Positions within the swap are reset periodically, and financing fees are reset monthly. At maturity, any unrealized gain or loss on positions and accrued financing costs become

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the Master Agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation or depreciation on swaps in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gain or loss on swap transactions in the Statements of Operations. Total return basket swaps outstanding at period end, if any, are disclosed in Notes to Schedule of Investments.

During the reporting period, the Equity Long/Short Portfolio entered into total return basket swap agreements to gain exposure to equity indices and to gain security level stock exposure.

Volatility Swaps – Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying reference asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying reference asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero.

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying reference asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying reference asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying reference asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying reference asset.

None of the Funds presented in these financial statements held volatility swaps as of December 31, 2017.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Outstanding purchased options, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
Interest rate contracts	Receivable: Variation margin on swap contracts	Payable: Variation margin on swap contracts
	Swap agreements, at value	Swap agreements, at value
Foreign currency contracts	Outstanding purchased options, at value	Outstanding options written, at value
	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
	Receivable: Variation margin on swap contracts	Payable: Variation margin on swap contracts
	Swap agreements, at value	Swap agreements, at value
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation
	Forward volatility agreements appreciation	Forward volatility agreements depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of December 31, 2017:

		Asset Derivative Investments, Value
Portfolio	Total Value at December 31, 2017	Credit Contracts		Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$29,391,159	$7,162,546	*	$-		$6,341,867 *	$15,886,746	*
Inflation Managed	5,287,893	42,865	*	-		656,235	4,588,793	*
Inflation Strategy	740,368	-		-		-	740,368	*
Managed Bond	18,907,938	1,461,448	*	-		8,321,088	9,125,402	*
Short Duration Bond	315,448	-		-		-	315,448	*
Emerging Markets Debt	11,395,246	-		-		3,936,041	7,459,205	*
Equity Index	263,138	-		263,138	*	-	-
Mid-Cap Growth	36,950	-		36,950	*	-	-
Small-Cap Index	107,077	-		107,077	*	-	-
Health Sciences	31,519	-		-		31,519	-
Currency Strategies	23,440,193	-		-		23,440,193	-
Equity Long/Short	81,634,633	-		79,577,131	*	2,057,502	-
Global Absolute Return	38,376,495	7,604,991	*	1,188,641		20,937,776	8,645,087	*

		Liability Derivative Investments, Value
Portfolio	Total Value at December 31, 2017	Credit Contracts		Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($24,471,988)	($6,914,258	)*	$-		($6,232,557 )*	($11,325,173	)*
Inflation Managed	(8,323,705)	(1,043,105	)*	-		(3,497,818)	(3,782,782	)*
Inflation Strategy	(4,475)	-		-		-	(4,475	)*
Managed Bond	(49,516,994)	(848)		-		(37,344,643)*	(12,171,503	)*
Short Duration Bond	(983,546)	-		-		(18,084)	(965,462	)*
Emerging Markets Debt	(3,532,150)	-		-		(3,390,550)	(141,600	)*
Comstock	(1,681,237)	-		-		(1,681,237)	-
Long/Short Large-Cap	(4,241)	-		(4,241	)*	-	-
Mid-Cap Growth	(63,256)	-		(63,256	)*	-	-
Small-Cap Equity	(8,059)	-		(8,059	)*	-	-
Health Sciences	(118,529)	-		-		(118,529)	-
Currency Strategies	(53,114,578)	-		-		(53,114,578)	-
Equity Long/Short	(6,340,572)	-		(6,046,159	)*	(294,413)	-
Global Absolute Return	(67,282,951)	(10,827,049	)*	(4,382,712	)*	(30,265,026)	(21,808,164	)*

*	Includes cumulative appreciation (depreciation) of futures contracts, centrally cleared options, and/or centrally cleared swaps as reported in the Notes to Schedules of Investments.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on futures contract transactions
Equity contracts	Net realized gain (loss) on purchased option transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on forward bonds and forward volatility agreements
Net realized gain (loss) on forward foreign currency contract transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on purchased option transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on forward bonds and forward volatility agreements
Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended December 31, 2017:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$30,808,311	($2,614,432)	$-	$8,403,748	$25,018,995
High Yield Bond	1,075,383	-	-	-	1,075,383
Inflation Managed	6,359,265	(226,924)	-	3,884,958	2,701,231
Inflation Strategy	(182,035)	-	-	(6,542)	(175,493)
Managed Bond	(15,963,541)	5,139,834	-	(5,123,309)	(15,980,066)
Short Duration Bond	(2,610,771)	-	-	-	(2,610,771)
Emerging Markets Debt	5,654,674	-	-	2,203,676	3,450,998
Comstock	(4,970,412)	-	-	(4,970,412)	-
Equity Index	9,520,585	-	9,520,585	-	-
Long/Short Large-Cap	1,485,915	-	1,485,915	-	-
Mid-Cap Equity	(3,349,882)	-	(3,349,882)	-	-
Mid-Cap Growth	(1,773,903)	-	(1,773,903)	-	-
Mid-Cap Value	(341,605)	-	(341,605)	-	-
Small-Cap Equity	407,666	-	405,049	2,617	-
Small-Cap Index	2,689,081	-	2,689,081	-	-
Small-Cap Value	22,453	-	22,453	-	-
Value Advantage	(67,196)	-	(67,196)	-	-
Emerging Markets	(205,150)	-	(205,150)	-	-
International Large-Cap	(2,666,481)	-	(2,666,481)	-	-
International Small-Cap	(1,464,211)	-	(1,465,519)	1,308	-
International Value	(1,661,480)	-	(2,538,731)	877,251	-
Health Sciences	135,902	-	-	135,902	-
Technology	(4,641)	-	(4,641)	-	-
Currency Strategies	(3,117,926)	-	-	(3,117,926)	-
Equity Long/Short	247,817,050	-	237,382,439	10,434,611	-
Global Absolute Return	(52,481,134)	(15,671,586)	(12,414,123)	(15,797,827)	(8,597,598)

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($6,129,276)	$1,076,874	$-	($3,387,905)	($3,818,245)
High Yield Bond	(566,420)	-	-	-	(566,420)
Inflation Managed	(16,064,881)	(176,428)	-	(14,214,420)	(1,674,033)
Inflation Strategy	(74,659)	-	-	(59,934)	(14,725)
Managed Bond	(36,202,800)	(1,911,421)	-	(54,313,532)	20,022,153
Short Duration Bond	(683,668)	-	-	(18,084)	(665,584)
Emerging Markets Debt	7,800,092	-	-	7,609,140	190,952
Comstock	(3,436,743)	-	-	(3,436,743)	-
Equity Index	147,921	-	147,921	-	-
Long/Short Large-Cap	26,848	-	26,848	-	-
Mid-Cap Growth	(44,210)	-	(44,210)	-	-
Small-Cap Equity	19,433	-	19,433	-	-
Small-Cap Index	142,659	-	142,659	-	-
International Value	1,082,368	-	-	1,082,368	-
Health Sciences	(193,761)	-	-	(193,761)	-
Technology	1,684	-	1,684	-	-
Currency Strategies	(41,978,438)	-	-	(41,978,438)	-
Equity Long/Short	(63,887,129)	-	(69,443,491)	5,556,362	-
Global Absolute Return	(46,260,636)	404,160	377,480	(32,086,758)	(14,955,518)

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of the average number of positions and values of derivative investments by derivative type for the fiscal year ended December 31, 2017:

	Average Positions and Value of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Option Contracts		Swap Agreements
Portfolio	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
Diversified Bond	26	($2,314,994)	20	($2,445,043)	49	$857,127	13	$7,305,716
High Yield Bond	-	-	-	-	-	-	1	289,848
Inflation Managed	9	258,981	76	12,860	34	771,819	86	(1,281,406)
Inflation Strategy	2	35,847	2	(6,330)	-	142,735	1	3,761
Managed Bond	15	(2,982,543)	118	(13,192,967)	33	(256,364)	35	(1,012,579)
Short Duration Bond	2	(249,737)	-	(3,617)	-	144	-	-
Emerging Markets Debt	-	-	113	(2,944,237)	-	-	21	8,877,011
Comstock	-	-	20	(650,678)	-	-	-	-
Equity Index	1	208,393	-	-	-	-	-	-
Long/Short Large-Cap	1	(10,371)	-	-	-	-	-	-
Mid-Cap Growth	-	-	-	-	2	83,296	-	-
Small-Cap Equity	1	9,103	-	-	-	-	-	-
Small-Cap Index	1	377,423	-	-	-	-	-	-
International Value	-	-	12	(24,263)	-	-	-	-
Health Sciences	-	-	3	1,000	-	-	-	-
Technology	-	-	-	-	1	7,757	-	-
Currency Strategies	-	-	85	(3,624,964)	7	4,762,316	-	-
Equity Long/Short	13	1,832,501	25	123,066	-	-	22	92,485,252
Global Absolute Return	6	(2,147,300)	176	(4,542,265)	23	5,974,428	224	(6,281,822)

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the fiscal year ended December 31, 2017. The realized gains and losses on futures contract transactions as disclosed in the Statements of Operations serve as indicators of volume of futures contracts activity for the Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Value, Value Advantage, Emerging Markets, International Large-Cap, International Small-Cap, and International Value Portfolios.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master agreements with netting arrangements (or similar arrangements) and collateral received and pledged in connection with the master agreements with netting arrangements (or similar arrangements) as of December 31, 2017:

	Gross Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities			Gross Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities
Description		Financial Instrument	Collateral Received	Net Amount		Financial Instrument	Collateral Pledged	Net Amount
	Assets				Liabilities

Diversified Bond
Forward foreign currency contracts	$3,058,166	($654,363)	$-	$2,403,803	($2,808,904)	$654,363	$-	($2,154,541)

Inflation Managed
Swap agreements	8,132	(8,132)	-	-	(448,259)	8,132	341,361	(98,766)
Option contracts	361,642	(16,005)	-	345,637	(82,158)	16,005	36,212	(29,941)
Forward foreign currency contracts	656,235	(525,701)	(15,157)	115,377	(3,497,818)	525,701	1,857,011	(1,115,106)
Sale-buyback financing transactions					(603,158,862)	599,703,537	2,316,778	(1,138,547)

Inflation Strategy
Swap agreements	18,803	-	-	18,803	-	-	-	-
Option contracts	713,675	-	-	713,675	-	-	-	-
Reverse repurchase agreements					(128,722,015)	-	115,738,235	(12,983,780)

Managed Bond
Swap agreements	27,998	-	(4,098)	23,900	(848)	-	829	(19)
Option contracts	838,736	(729,900)	(108,836)	-	(818,304)	729,900	41,014	(47,390)
Forward foreign currency contracts	8,321,088	(7,729,697)	(224,090)	367,301	(37,237,034)	7,729,697	27,042,490	(2,464,847)
Reverse repurchase agreements					(32,081,250)	-	31,831,177	(250,073)
Sale-buyback financing transactions					(213,047,853)	211,081,891	1,256,592	(709,370)

Short Duration Bond
Forward foreign currency contracts	-	-	-	-	(18,084)	-	-	(18,084)

Emerging Markets Debt
Swap agreements	7,040,938	-	-	7,040,938	-	-	-	-
Forward foreign currency contracts	3,936,041	(1,811,217)	(850,633)	1,274,191	(3,390,550)	1,811,217	1,267,359	(311,974)

Comstock
Forward foreign currency contracts	-	-	-	-	(1,681,237)	-	-	(1,681,237)

Mid-Cap Growth
Option contracts	35,846	(631)	-	35,215	(631)	631	-	-

Health Sciences
Forward foreign currency contracts	31,519	-	-	31,519	(118,529)	-	-	(118,529)

Currency Strategies
Option contracts	1,963,303	-	(716,839)	1,246,464	-	-	-	-
Forward foreign currency contracts	21,476,890	(15,956,753)	(5,390,000)	130,137	(53,114,578)	15,956,753	34,025,317	(3,132,508)

Equity Long/Short
Swap agreements	75,882,627	(4,939,579)	(32,828,466)	38,114,582	(4,939,579)	4,939,579	-	-
Forward foreign currency contracts	2,057,502	(294,413)	-	1,763,089	(294,413)	294,413	-	-

Global Absolute Return
Swap agreements	8,252,973	(8,083,693)	(34,609)	134,671	(13,720,995)	8,083,693	3,620,703	(2,016,599)
Option contracts	1,877,920	(15,545)	(138,868)	1,723,507	(15,545)	15,545	-	-
Forward foreign currency contracts	20,248,497	(11,942,152)	(6,511,440)	1,794,905	(28,065,561)	11,942,152	12,581,775	(3,541,634)
Forward bonds and forward volatility agreements	-	-	-	-	(482,136)	-	112,782	(369,354)
Reverse repurchase agreements					(7,722,648)	-	7,722,648	-

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2017, certain Funds had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable Fund presented in these financial statements exceeded the value of the repurchase agreements as of December 31, 2017.

As of December 31, 2017, the total value of securities out on loan for the Long/Short Large-Cap Portfolio was $176,773,231, and the cash collateral received was $181,557,814 (see Note (b) in Notes to Schedules of Investments and the Statements of Assets and Liabilities).

6. INVESTMENT ADVISORY, ADMINISTRATION AND SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life, serves as Investment Adviser to each Fund of the Trust and manages the Diversified Alternatives, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios directly. PLFA also manages the Core Income, Floating Rate Income, and High Yield Bond Portfolios under the name Pacific Asset Management. With exception of the Core Income, Floating Rate Income, High Yield Bond, Diversified Alternatives, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios, PLFA has retained other investment management firms to sub-advise each Fund, as discussed later in this section. PLFA receives investment advisory fees from each Fund which are based on the following annual percentages of the average daily net assets of each Fund:

Portfolio	Rate	Portfolio	Rate
Core Income	0.50% on first $4 billion 0.48% on excess	Main Street Core	0.45% on first $4 billion 0.43% on excess
Diversified Bond High Yield Bond Inflation Managed Managed Bond Short Duration Bond	0.40% on first $4 billion 0.38% on excess	Mid-Cap Equity International Value	0.65% on first $4 billion 0.63% on excess
Floating Rate Income	0.65% on first $1 billion 0.62% on next $1 billion 0.59% on next $2 billion 0.57% on excess	Mid-Cap Growth (1)	0.70% on first $4 billion 0.68% on excess
Floating Rate Loan (1) Small-Cap Equity (1) Small-Cap Value	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess	Mid-Cap Value	0.70% on first $1 billion 0.65% on next $1 billion 0.60% on excess
Inflation Strategy	0.40% on first $200 million 0.35% on next $800 million 0.34% on next $1 billion 0.33% on excess	Small-Cap Growth	0.85% on first $100 million 0.775% on next $100 million 0.70% on excess
Emerging Markets Debt	0.785% on first $1 billion 0.755% on next $1 billion 0.725% on next $2 billion 0.705% on excess	Small-Cap Index	0.30% on first $4 billion 0.28% on excess
Comstock (1) Focused Growth Large-Cap Growth (1)	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess	Value Advantage	0.66% on first $4 billion 0.64% on excess
Developing Growth	0.60% on first $4 billion 0.58% on excess	Emerging Markets	0.80% on first $4 billion 0.78% on excess
Dividend Growth	0.70% on first $100 million 0.66% on next $900 million 0.63% on next $3 billion 0.61% on excess	International Large-Cap	0.85% on first $100 million 0.77% on next $900 million 0.75% on next $3 billion 0.73% on excess
Equity Index	0.05% on first $4 billion 0.03% on excess	International Small-Cap	0.85% on first $1 billion 0.82% on next $1 billion 0.79% on next $2 billion 0.77% on excess
Growth	0.55% on first $4 billion 0.53% on excess	Health Sciences Technology	0.90% on first $1 billion 0.87% on next $1 billion 0.84% on next $2 billion 0.82% on excess
Large-Cap Value	0.65% on first $100 million 0.61% on next $900 million 0.58% on next $3 billion 0.56% on excess	Real Estate	0.90% on first $100 million 0.82% on next $900 million 0.80% on next $3 billion 0.78% on excess
Long/Short Large-Cap	1.00% on first $4 billion 0.98% on excess	Currency Strategies	0.65% on first $3 billion 0.63% on excess

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Rate	Portfolio	Rate
Diversified Alternatives (2) Pacific Dynamix – Conservative Growth Pacific Dynamix – Moderate Growth Pacific Dynamix – Growth PSF DFA Balanced Allocation	0.20%	Global Absolute Return	0.80% on first $3 billion 0.78% on excess
Equity Long/Short (1)	1.15% on first $2.5 billion 1.13% on excess	Portfolio Optimization Conservative Portfolio Optimization Moderate- Conservative Portfolio Optimization Moderate Portfolio Optimization Growth Portfolio Optimization Aggressive-Growth	0.10%

(1)	PLFA agreed to waive its advisory fees through April 30, 2018 for the following Funds: 0.10% for the Floating Rate Loan and Small-Cap Equity Portfolios; 0.015% for the Comstock Portfolio; 0.045% for the Large-Cap Growth Portfolio; 0.025% for the Mid-Cap Growth Portfolio; and 0.15% for the Equity Long/Short Portfolio. There is no guarantee that PLFA will continue such waivers after the current term.
(2)	For the Diversified Alternatives Portfolio, PLFA has agreed to waive the following advisory fees through April 30, 2018: 1) 0.025% on net assets above $2 billion through $3 billion; 2) 0.050% on net assets above $3 billion through $5 billion; 3) 0.075% on net assets above $5 billion through $7.5 billion; and 4) 0.100% on net assets above $7.5 billion. There is no guarantee that PLFA will continue such waivers after the current term.

Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise for certain Funds presented in these financial statements. PLFA, as Investment Adviser to each Fund of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of December 31, 2017, the following firms serve as sub-advisers for their respective Funds:

Portfolio	Sub-Adviser	Portfolio	Sub-Adviser
Diversified Bond	Western Asset Management Company	Main Street Core Emerging Markets	OppenheimerFunds, Inc.
Floating Rate Loan Global Absolute Return	Eaton Vance Investment Managers	Mid-Cap Equity	Scout Investments, Inc.
Inflation Managed Managed Bond	Pacific Investment Management Company LLC	Mid-Cap Growth	Ivy Investment Management Company
Inflation Strategy (1)	Barings LLC	Mid-Cap Value	Boston Partners Global Investors, Inc.
Short Duration Bond Dividend Growth	T. Rowe Price Associates, Inc.	Small-Cap Equity	BlackRock Investment Management, LLC and Franklin Advisory Services, LLC (co-sub-advisers)
Emerging Markets Debt	Ashmore Investment Management Limited	Small-Cap Growth	Rothschild Asset Management Inc.
Comstock	Invesco Advisers, Inc.	Small-Cap Value	AllianceBernstein L.P.
Developing Growth	Lord, Abbett & Co. LLC	International Small-Cap	QS Investors, LLC
Equity Index Large-Cap Growth Small-Cap Index Health Sciences	BlackRock Investment Management, LLC	International Value (2)	Wellington Management Company LLP
Focused Growth	Janus Capital Management LLC	Real Estate	Morgan Stanley Investment Management Inc.
Growth International Large-Cap Technology	MFS Investment Management	Currency Strategies	Macro Currency Group and UBS Asset Management (Americas) Inc. (co-sub- advisers)
Large-Cap Value	ClearBridge Investments, LLC	Equity Long/Short	AQR Capital Management, LLC
Long/Short Large-Cap Value Advantage	J.P. Morgan Investment Management Inc.

(1)	Prior to November 1, 2017, Western Asset Management Company served as sub-adviser of the Inflation Strategy Portfolio.
(2)	Prior to May 1, 2017, J.P. Morgan Investment Management Inc. served as sub-adviser of the International Value Portfolio.

Pursuant to an Agreement for Administration and Support Services (the “Administration Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Administration Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for Class I and Class D shares of the Trust, without remuneration from the Trust. Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for all Class P shares of the Trust and is compensated by the Trust for these services.

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust. The Trust adopted a service plan (the “Service Plan”) for Class I shares of each applicable Fund, under which each applicable Fund pays the Distributor an amount at an annual rate of 0.20% of the average daily net assets of each Fund for shareholder servicing

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

activities. Class P shares do not incur a service fee. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Trust, or the variable annuity and variable life insurance contract owners who use the Trust as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Trust; answering shareholder questions regarding the Trust, the Funds, its managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan was not adopted in accordance with Rule 12b-1 under the 1940 Act.

The Trust has also adopted a distribution and service plan (the “12b-1 Plan”) for Class D shares of each applicable Fund in accordance with Rule 12b-1 under the 1940 Act, pursuant to which Class D shares of each applicable Fund pay a service fee at an annual rate of 0.20% and a distribution fee at an annual rate of 0.05% of the average daily net assets attributed to that share class. The service fees may be used by the Distributor for the types of services provided under the Service Plan discussed above. The distribution fees may be used by the Distributor for any activities or expenses primarily intended to result in the sale of Class D shares or variable contracts offering Class D shares, which may include, but are not limited to: compensation to, and expenses (including overhead expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Class D shares; printing of prospectuses and reports other than for existing contract owners; advertising; and the preparation, printing and distribution of sales literature.

The Service Plan and 12b-1 Plan will each remain in effect as long as their continuance is specifically approved at least annually.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, DISTRIBUTION AND/OR SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the fiscal year ended December 31, 2017 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2017 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund (other than the Equity Long/Short, Pacific Dynamix, and Portfolio Optimization Portfolios) presented in these financial statements for certain operating expenses that exceed an annual rate of 0.10% of a Fund’s average net assets through April 30, 2018 (April 30, 2019 for the PSF DFA Balanced Allocation Portfolio). These operating expenses include, but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business; and expenses of counsel or other persons or services retained by the independent trustees. In the case of the Pacific Dynamix Portfolios, PLFA has contractually agreed to reimburse each Fund for its operating expenses (excluding extraordinary expenses) of each Pacific Dynamix Portfolio and its proportionate share of fees and expenses of the Pacific Dynamix Underlying Funds that exceed an annual rate of 0.59% of a Fund’s average net assets through April 30, 2018. There are no expense caps for the Equity Long/Short and Portfolio Optimization Portfolios.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense limitation agreement. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. The amounts of adviser reimbursement to each of the applicable Funds presented in these financial statements for the fiscal year ended December 31, 2017 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of December 31, 2017 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of December 31, 2017 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

	Expiration
Portfolio	2018	2019	2020
Diversified Alternatives	$6,876	$108,199	$29,179
Pacific Dynamix – Conservative Growth	194,502	245,950	255,880
Pacific Dynamix – Moderate Growth	743,601	926,580	1,127,747
Pacific Dynamix – Growth	278,681	330,040	423,286
PSF DFA Balanced Allocation	-	22,758	25,017

During the fiscal year ended December 31, 2017, PLFA recouped $15,056 from the PSF DFA Balanced Allocation Portfolio under the expense limitation agreement. There was no recoupment of expense reimbursement by PLFA from any other Funds presented in these financial statements for the fiscal year ended December 31, 2017.

C. EXPENSE REIMBURSEMENTS

PLFA voluntarily agreed to reimburse the Long/Short Large-Cap and Value Advantage Portfolios for certain expenses. There is no guarantee that PLFA will continue this reimbursement.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

D. INVESTMENTS IN AFFILIATED FUNDS

A summary of holdings and transactions with affiliated mutual fund investments as of and for the fiscal year ended December 31, 2017 is as follows:

	Beginning Value as of January 1, 2017	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2017
Portfolio/Underlying Funds						Ending Value	Share Balance
Diversified Alternatives
Floating Rate Income ‘P’	$237,958	$211,683	$47,845	$4,376	$7,378	$413,550	35,176
Inflation Managed ‘P’	149,313	103,888	29,421	1,765	5,138	230,683	19,308
Emerging Markets Debt ‘P’	297,780	184,501	61,424	11,772	31,213	463,842	37,262
Emerging Markets ‘P’	209,870	117,506	67,840	13,221	60,543	333,300	17,333
International Small-Cap ‘P’	149,621	80,404	42,713	7,744	41,959	237,015	14,969
Real Estate ‘P’	149,724	85,342	97,659	(76)	1,894	139,225	5,521
Currency Strategies ‘P’	709,880	571,919	123,457	8,907	(50,401)	1,116,848	101,507
Equity Long/Short ‘P’	330,808	186,738	77,338	14,490	47,732	502,430	33,136
Global Absolute Return ‘P’	741,474	475,646	123,913	12,413	40,976	1,146,596	94,916
Total	$2,976,428	$2,017,627	$671,610	$74,612	$186,432	$4,583,489

Pacific Dynamix – Conservative Growth
PD 1-3 Year Corporate Bond ‘P’	$46,331,973	$9,135,985	$905,211	$33,140	$693,204	$55,289,091	5,312,469
PD Aggregate Bond Index ‘P’	222,646,651	19,198,877	22,276,350	1,906,329	5,640,189	227,115,696	18,539,712
PD High Yield Bond Market ‘P’	36,801,138	12,005,385	1,754,994	410,194	2,411,424	49,873,147	3,273,275
PD Large-Cap Growth Index ‘P’	52,691,316	3,398,560	12,673,816	6,757,683	7,890,972	58,064,715	1,661,854
PD Large-Cap Value Index ‘P’	71,419,018	5,458,388	11,263,688	5,791,428	3,577,730	74,982,876	2,578,225
PD Small-Cap Growth Index ‘P’	11,179,399	345,519	4,970,304	2,102,167	(331,738)	8,325,043	283,124
PD Small-Cap Value Index ‘P’	23,497,562	1,421,286	7,012,653	2,991,432	(1,597,265)	19,300,362	755,013
PD Emerging Markets ‘P’	10,397,494	5,577,676	3,283,275	239,525	3,966,595	16,898,015	906,941
PD International Large-Cap ‘P’	47,292,353	562,662	13,441,408	3,875,435	6,380,988	44,670,030	2,317,464
Total	$522,256,904	$57,104,338	$77,581,699	$24,107,333	$28,632,099	$554,518,975

Pacific Dynamix – Moderate Growth
PD 1-3 Year Corporate Bond ‘P’	$116,931,233	$22,780,734	$23,520	$867	$1,862,349	$141,551,663	13,601,033
PD Aggregate Bond Index ‘P’	557,426,066	108,022,768	232,750	24,310	20,496,413	685,736,807	55,977,473
PD High Yield Bond Market ‘P’	101,406,790	9,875,929	20,601	3,566	7,229,995	118,495,679	7,777,109
PD Large-Cap Growth Index ‘P’	300,724,230	18,809,752	16,058,650	9,607,385	81,873,678	394,956,395	11,303,939
PD Large-Cap Value Index ‘P’	358,813,769	37,866,176	8,246,873	3,790,078	48,024,699	440,247,849	15,137,561
PD Small-Cap Growth Index ‘P’	87,433,549	1,558,146	29,649,652	12,507,856	2,242,320	74,092,219	2,519,784
PD Small-Cap Value Index ‘P’	141,347,760	3,339,446	31,400,690	13,299,695	(5,400,011)	121,186,200	4,740,695
PD Emerging Markets ‘P’	80,609,678	28,738,479	7,066,614	890,269	32,210,275	135,382,087	7,266,152
PD International Large-Cap ‘P’	277,955,128	4,996,406	45,316,268	11,355,889	53,698,681	302,689,836	15,703,432
Total	$2,022,648,203	$235,987,836	$138,015,618	$51,479,915	$242,238,399	$2,414,338,735

Pacific Dynamix – Growth
PD 1-3 Year Corporate Bond ‘P’	$11,968,145	$3,673,296	$469,829	$15,314	$182,093	$15,369,019	1,476,737
PD Aggregate Bond Index ‘P’	88,821,585	27,610,563	4,470,440	401,368	2,991,700	115,354,776	9,416,541
PD High Yield Bond Market ‘P’	18,595,707	3,821,847	700,620	111,469	1,256,596	23,084,999	1,515,115
PD Large-Cap Growth Index ‘P’	116,790,509	21,991,871	13,879,169	7,462,366	29,698,192	162,063,769	4,638,383
PD Large-Cap Value Index ‘P’	134,546,939	33,516,598	10,463,051	4,930,604	15,978,788	178,509,878	6,137,916
PD Small-Cap Growth Index ‘P’	39,145,579	2,988,720	17,580,247	7,409,496	(1,080,940)	30,882,608	1,050,279
PD Small-Cap Value Index ‘P’	62,777,967	8,186,824	20,649,250	8,801,070	(5,259,851)	53,856,760	2,106,828
PD Emerging Markets ‘P’	36,542,896	12,798,783	5,448,244	642,656	13,930,182	58,466,273	3,137,969
PD International Large-Cap ‘P’	115,940,858	11,431,505	20,173,634	5,073,846	23,148,467	135,421,042	7,025,591
Total	$625,130,185	$126,020,007	$93,834,484	$34,848,189	$80,845,227	$773,009,124

Portfolio Optimization Conservative
Core Income ‘P’	$51,100,482	$126,636	$8,134,287	$353,186	$2,099,004	$45,545,021	4,245,526
Diversified Bond ‘P’	417,806,839	51,701,804	76,773,248	14,904,697	13,660,506	421,300,598	31,620,196
Floating Rate Income ‘P’	52,851,013	1,021,611	7,581,228	996,745	972,435	48,260,576	4,104,930
Floating Rate Loan ‘P’	53,344,633	1,977,782	8,221,123	1,302,518	762,871	49,166,681	5,343,668
High Yield Bond ‘P’	78,186,104	503,420	15,200,380	3,611,813	2,058,019	69,158,976	7,872,556
Inflation Managed ‘P’	84,678,202	402,579	51,791,392	1,105,789	1,226,289	35,621,467	2,981,437
Inflation Strategy ‘P’	33,158,765	299,608	19,643,232	(969,349)	1,761,886	14,607,678	1,402,289
Managed Bond ‘P’	267,630,749	2,602,876	56,368,811	7,036,503	5,157,895	226,059,212	16,078,394
Short Duration Bond ‘P’	352,361,295	58,828,551	40,323,049	2,101,107	3,087,862	376,055,766	36,855,793
Emerging Markets Debt ‘P’	92,196,894	1,041,232	43,942,080	3,359,098	6,635,251	59,290,395	4,763,039
Comstock ‘P’	26,739,461	5,296,312	9,586,923	2,224,910	2,536,326	27,210,086	1,507,393
Dividend Growth ‘P’	14,242,005	135,162	8,026,585	2,076,778	(252,132)	8,175,228	372,498
Equity Index ‘P’	26,506,435	760,239	8,634,993	2,045,996	2,898,302	23,575,979	363,695
Growth ‘P’	8,073,424	1,225,865	3,441,707	986,259	1,313,362	8,157,203	268,043
Large-Cap Growth ‘P’	18,219,608	224,171	14,004,072	4,604,712	(885,934)	8,158,485	632,389
Large-Cap Value ‘P’	87,948,740	1,843,288	34,844,600	14,087,656	(4,488,488)	64,546,596	2,664,420
Main Street Core ‘P’	20,415,130	302,379	9,780,333	2,633,786	40,966	13,611,928	316,693

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2017	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2017
Portfolio/Underlying Funds						Ending Value	Share Balance
Mid-Cap Equity ‘P’	$6,164,520	$137,540	$2,892,800	$854,461	$262,582	$4,526,303	174,435
Mid-Cap Value ‘P’	36,830,317	23,407,639	15,159,838	3,638,131	3,963,426	52,679,675	1,932,824
Value Advantage ‘P’	36,945,580	1,727,416	10,737,025	3,088,154	1,641,494	32,665,619	1,912,512
Emerging Markets ‘P’	-	19,979,978	4,331,560	348,048	2,319,625	18,316,091	952,488
International Large-Cap ‘P’	47,093,706	551,193	31,494,820	2,749,449	6,625,275	25,524,803	2,478,333
International Value ‘P’	24,665,240	4,659,501	8,814,761	2,231,737	2,771,813	25,513,530	1,772,489
Currency Strategies ‘P’	39,911,338	20,934,282	5,321,322	831,534	(3,223,698)	53,132,134	4,829,010
Equity Long/Short ‘P’	61,405,744	1,184,062	17,774,463	5,036,167	4,248,367	54,099,877	3,567,948
Global Absolute Return ‘P’	81,827,579	288,895	32,143,777	4,966,726	(275,111)	54,664,312	4,525,145
Total	$2,020,303,803	$201,164,021	$544,968,409	$86,206,611	$56,918,193	$1,819,624,219

Portfolio Optimization Moderate-Conservative
Core Income ‘P’	$51,319,326	$2,689	$8,411,962	$290,147	$2,084,378	$45,284,578	4,221,249
Diversified Bond ‘P’	584,696,447	66,102,456	99,128,464	19,585,565	19,201,739	590,457,743	44,316,077
Floating Rate Income ‘P’	70,909,377	7,429,822	13,035,514	1,604,593	979,951	67,888,229	5,774,412
Floating Rate Loan ‘P’	85,178,342	7,600	20,224,297	3,247,734	(321,133)	67,888,246	7,378,416
High Yield Bond ‘P’	118,273,858	51,486	29,716,758	6,765,607	1,108,425	96,482,618	10,982,881
Inflation Managed ‘P’	81,353,645	37,319	33,845,225	349,746	2,083,604	49,979,089	4,183,138
Inflation Strategy ‘P’	33,521,861	18,045	11,740,917	(503,068)	1,408,341	22,704,262	2,179,535
Managed Bond ‘P’	382,862,273	129,218	82,280,658	9,937,345	6,526,587	317,174,765	22,558,960
Short Duration Bond ‘P’	352,238,066	35,711,490	45,922,452	2,201,981	2,586,943	346,816,028	33,990,118
Emerging Markets Debt ‘P’	101,014,205	156,472	71,097,833	9,282,946	(18,603)	39,337,187	3,160,116
Comstock ‘P’	94,269,476	366,158	48,795,086	21,067,150	(11,165,752)	55,741,946	3,088,010
Developing Growth ‘P’	9,189,123	4,905,949	5,086,671	(357,894)	3,394,059	12,044,566	674,399
Dividend Growth ‘P’	46,120,641	41,302	24,761,912	11,711,255	(6,018,648)	27,092,638	1,234,457
Equity Index ‘P’	50,412,502	31,331,129	22,446,859	5,080,106	7,769,513	72,146,391	1,112,968
Growth ‘P’	52,037,124	397,996	20,500,563	8,136,110	4,960,854	45,031,521	1,479,720
Large-Cap Growth ‘P’	80,492,699	146,257	52,737,180	24,014,945	(6,827,562)	45,089,159	3,494,997
Large-Cap Value ‘P’	179,118,726	531,432	69,841,796	31,215,031	(12,809,280)	128,214,113	5,292,552
Long/Short Large-Cap ‘P’	65,367,369	117,117	43,306,508	7,022,761	909,244	30,109,983	1,576,595
Main Street Core ‘P’	86,433,799	169,547	36,062,736	16,239,407	(5,175,663)	61,604,354	1,433,278
Mid-Cap Equity ‘P’	29,810,200	6,573,386	12,876,126	6,099,915	433,287	30,040,662	1,157,708
Mid-Cap Value ‘P’	113,578,579	51,037,269	43,175,135	18,818,373	1,350,950	141,610,036	5,195,689
Small-Cap Equity ‘P’	15,544,616	6,738,563	6,081,079	1,057,420	745,931	18,005,451	659,248
Small-Cap Growth ‘P’	13,017,627	8,170,278	6,198,142	958,574	2,147,982	18,096,319	1,376,314
Small-Cap Index ‘P’	11,526,791	66,009	5,169,128	617,409	457,635	7,498,716	316,232
Small-Cap Value ‘P’	19,601,306	7,059,879	7,797,239	1,885,851	265,666	21,015,463	807,841
Value Advantage ‘P’	114,948,929	2,301,808	37,113,409	12,892,801	301,048	93,331,177	5,464,369
Emerging Markets ‘P’	91,350,779	13,892,798	38,971,012	2,819,111	23,581,806	92,673,482	4,819,280
International Large-Cap ‘P’	79,901,619	61,201	38,996,949	3,898,737	12,630,122	57,494,730	5,582,455
International Small-Cap ‘P’	93,576,551	199,051	55,887,504	21,763,698	(1,904,536)	57,747,260	3,647,110
International Value ‘P’	43,154,302	21,666,682	16,959,013	1,930,931	7,709,426	57,502,328	3,994,831
Currency Strategies ‘P’	102,750,169	10,869,857	14,398,094	1,802,883	(5,431,782)	95,593,033	8,688,146
Equity Long/Short ‘P’	108,862,805	12,917,653	36,309,566	9,553,586	6,672,423	101,696,901	6,707,026
Global Absolute Return ‘P’	140,186,890	15,174	48,474,394	7,114,862	606,297	99,448,829	8,232,435
Total	$3,502,620,022	$289,223,092	$1,107,350,181	$268,105,618	$60,243,252	$3,012,841,803

Portfolio Optimization Moderate
Core Income ‘P’	$153,465,010	$26,313,834	$5,765,800	$334,564	$8,245,101	$182,592,709	17,020,568
Diversified Bond ‘P’	1,467,161,361	49,688,158	58,492,942	13,186,592	91,757,655	1,563,300,824	117,331,612
Floating Rate Income ‘P’	172,184,127	103,145,916	10,210,348	1,386,990	7,431,434	273,938,119	23,300,527
Floating Rate Loan ‘P’	221,413,073	53,286,090	10,847,072	1,861,190	8,226,628	273,939,909	29,773,087
High Yield Bond ‘P’	299,553,996	-	41,976,255	10,033,364	12,288,057	279,899,162	31,861,688
Inflation Managed ‘P’	245,632,544	439,903	53,351,951	1,449,279	7,142,067	201,311,842	16,849,352
Inflation Strategy ‘P’	115,339,289	387,015	27,673,323	(1,120,703)	4,538,379	91,470,657	8,780,884
Managed Bond ‘P’	970,658,350	1,686,259	142,751,651	18,526,288	26,682,203	874,801,449	62,219,992
Short Duration Bond ‘P’	529,901,085	261,850,340	12,084,390	692,959	8,164,056	788,524,050	77,280,239
Emerging Markets Debt ‘P’	313,220,803	1,294	222,704,992	31,908,927	(215,064)	122,210,968	9,817,704
Comstock ‘P’	340,959,006	184,515	133,429,604	57,417,627	(14,533,282)	250,598,262	13,882,720
Developing Growth ‘P’	50,739,440	279,516	15,468,714	1,630,589	11,769,538	48,950,369	2,740,827
Dividend Growth ‘P’	185,421,465	91	35,753,177	18,096,759	14,771,830	182,536,968	8,317,166
Equity Index ‘P’	300,802,876	61,088,383	76,141,001	18,691,947	48,552,552	352,994,757	5,445,482
Growth ‘P’	191,303,246	26,383,853	52,780,986	22,852,652	36,814,371	224,573,136	7,379,393
Large-Cap Growth ‘P’	289,433,217	2,434	140,685,112	67,529,151	8,756,378	225,036,068	17,443,227
Large-Cap Value ‘P’	661,965,881	32,348	161,862,692	74,900,692	5,424,805	580,461,034	23,960,860
Long/Short Large-Cap ‘P’	291,430,751	25,834,644	73,016,874	33,832,831	26,964,719	305,046,071	15,972,584
Main Street Core ‘P’	300,474,788	10,812,322	56,449,663	29,492,548	19,525,625	303,855,620	7,069,462
Mid-Cap Equity ‘P’	272,623,460	547	155,689,655	61,501,289	(20,253,725)	158,181,916	6,096,021
Mid-Cap Growth ‘P’	85,080,179	45	66,777,135	22,852,167	(10,699,580)	30,455,676	2,110,279
Mid-Cap Value ‘P’	483,470,521	150,135,247	110,520,432	47,370,061	39,516,843	609,972,240	22,379,955
Small-Cap Equity ‘P’	216,418,728	4,176,185	43,370,701	19,423,121	(2,220,272)	194,427,061	7,118,710

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2017	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2017
Portfolio/Underlying Funds						Ending Value	Share Balance
Small-Cap Growth ‘P’	$77,881,611	$1,227,847	$18,590,377	$3,047,552	$9,867,740	$73,434,373	5,585,044
Small-Cap Index ‘P’	241,081,668	13,243	136,805,667	22,372,329	(5,114,494)	121,547,079	5,125,817
Small-Cap Value ‘P’	122,909,140	100,817,361	38,923,703	9,880,868	12,043,050	206,726,716	7,946,636
Value Advantage ‘P’	479,830,535	54,104,077	102,704,248	37,241,436	31,847,363	500,319,163	29,292,767
Emerging Markets ‘P’	546,769,204	40,343,490	151,466,382	6,841,466	170,057,263	612,545,041	31,854,052
International Large-Cap ‘P’	445,902,858	-	178,152,697	24,560,140	80,928,133	373,238,434	36,239,612
International Small-Cap ‘P’	419,702,463	-	182,863,432	69,498,406	38,756,642	345,094,079	21,794,907
International Value ‘P’	301,103,538	70,919,104	65,511,233	16,896,627	50,446,038	373,854,074	25,972,578
Real Estate ‘P’	116,951,086	10,792,013	10,447,783	3,469,069	1,136,702	121,901,087	4,834,345
Currency Strategies ‘P’	473,511,983	23,087	40,584,879	6,114,043	(19,547,779)	419,516,455	38,128,515
Equity Long/Short ‘P’	504,235,145	-	135,622,394	37,913,458	37,369,669	443,895,878	29,275,438
Global Absolute Return ‘P’	362,798,096	78,268,059	20,917,221	3,369,671	21,410,798	444,929,403	36,831,529
Total	$12,251,330,523	$1,132,237,220	$2,790,394,486	$795,055,949	$767,851,443	$12,156,080,649

Portfolio Optimization Growth
Core Income ‘P’	$97,147,570	$3,222,388	$2,160,357	$122,957	$4,996,659	$103,329,217	9,631,940
Diversified Bond ‘P’	977,969,284	2,266,847	213,952,342	45,064,501	18,530,158	829,878,448	62,285,502
Floating Rate Income ‘P’	20,210,638	128,809,140	2,317,844	209,828	3,227,118	150,138,880	12,770,457
Floating Rate Loan ‘P’	20,214,036	133,918,198	2,395,477	201,657	3,389,393	155,327,807	16,881,762
High Yield Bond ‘P’	72,507,952	3	5,504,739	503,775	5,068,406	72,575,397	8,261,456
Inflation Managed ‘P’	67,376,187	13,720,560	1,300,544	60,746	2,805,331	82,662,280	6,918,648
Inflation Strategy ‘P’	28,475,390	7,115,394	533,845	10,293	1,057,987	36,125,219	3,467,903
Managed Bond ‘P’	645,067,847	2,090,036	213,141,145	27,259,822	132,637	461,409,197	32,817,591
Short Duration Bond ‘P’	-	169,976,725	1,643,830	5,966	733,759	169,072,620	16,570,164
Emerging Markets Debt ‘P’	69,717,755	29,473,696	5,872,892	816,626	9,569,740	103,704,925	8,331,038
Comstock ‘P’	295,299,864	32,804,520	66,263,374	29,844,028	22,489,986	314,175,024	17,404,766
Developing Growth ‘P’	52,075,332	19,381	22,183,211	4,316,192	7,711,086	41,938,780	2,348,234
Dividend Growth ‘P’	174,134,491	72	28,677,504	14,592,184	16,747,266	176,796,509	8,055,607
Equity Index ‘P’	249,383,339	102,408,597	61,520,171	15,299,419	48,515,660	354,086,844	5,462,329
Growth ‘P’	226,243,159	35,577,331	54,309,689	23,716,783	48,762,117	279,989,701	9,200,362
Large-Cap Growth ‘P’	308,992,882	12,414	116,427,654	54,010,669	34,010,177	280,598,488	21,750,039
Large-Cap Value ‘P’	603,244,081	120,130,703	99,284,454	43,799,136	48,393,875	716,283,341	29,567,471
Long/Short Large-Cap ‘P’	316,164,930	902,896	66,809,799	32,302,501	30,729,314	313,289,842	16,404,238
Main Street Core ‘P’	270,711,223	44,528,461	46,346,033	24,242,304	23,716,768	316,852,723	7,371,851
Mid-Cap Equity ‘P’	356,165,571	364	193,291,719	80,022,460	(24,438,720)	218,457,956	8,418,941
Mid-Cap Growth ‘P’	89,928,677	2,333	32,159,973	12,873,843	7,520,655	78,165,535	5,416,104
Mid-Cap Value ‘P’	655,829,427	54,694,764	112,988,190	48,318,117	53,056,058	698,910,176	25,643,098
Small-Cap Equity ‘P’	202,527,869	32,619	50,353,035	22,218,723	(8,292,232)	166,133,944	6,082,792
Small-Cap Growth ‘P’	75,692,478	11,996	23,901,404	3,401,006	7,693,972	62,898,048	4,783,705
Small-Cap Index ‘P’	366,994,938	-	210,696,716	30,973,941	(5,480,897)	181,791,266	7,666,402
Small-Cap Value ‘P’	204,379,112	157,284	42,811,939	10,379,608	4,659,440	176,763,505	6,794,841
Value Advantage ‘P’	474,695,438	81,715,836	91,343,632	33,199,801	39,848,653	538,116,096	31,505,707
Emerging Markets ‘P’	667,890,325	23,805,847	157,120,516	8,185,636	208,935,591	751,696,883	39,090,336
International Large-Cap ‘P’	657,336,369	32,668	297,826,986	71,202,102	81,121,109	511,865,262	49,699,594
International Small-Cap ‘P’	446,386,776	24,622	161,493,423	61,081,812	59,668,149	405,667,936	25,620,535
International Value ‘P’	332,686,640	164,607,943	68,116,101	17,868,843	66,485,040	513,532,365	35,676,379
Real Estate ‘P’	191,737,805	937,980	88,451,001	22,046,714	(22,242,641)	104,028,857	4,125,569
Currency Strategies ‘P’	391,129,458	74,407	64,288,937	9,626,916	(18,773,983)	317,767,861	28,880,909
Equity Long/Short ‘P’	416,767,714	-	125,466,681	34,520,976	25,628,600	351,450,609	23,178,567
Global Absolute Return ‘P’	199,300,749	132,037,640	6,568,032	1,074,885	14,021,107	339,866,349	28,134,345
Total	$10,224,385,306	$1,285,113,665	$2,737,523,189	$783,374,770	$819,997,338	$10,375,347,890

Portfolio Optimization Aggressive-Growth
Diversified Bond ‘P’	$108,551,961	$1,947,463	$46,503,108	$7,392,233	($938,268)	$70,450,281	5,287,559
Floating Rate Income ‘P’	-	19,196,060	172,226	998	393,265	19,418,097	1,651,657
Floating Rate Loan ‘P’	-	20,324,830	181,506	1,050	418,793	20,563,167	2,234,902
High Yield Bond ‘P’	-	4,514,260	78,895	1,079	163,952	4,600,396	523,676
Managed Bond ‘P’	59,784,943	1,432,812	24,155,213	1,959,846	519,591	39,541,979	2,812,411
Comstock ‘P’	66,410,947	22,030,507	15,009,862	6,771,078	7,564,809	87,767,479	4,862,170
Developing Growth ‘P’	12,314,839	2,347,257	3,260,424	369,465	3,474,362	15,245,499	853,625
Dividend Growth ‘P’	42,061,328	2,828	5,685,762	2,887,803	4,788,934	44,055,131	2,007,341
Equity Index ‘P’	56,277,170	22,585,917	11,972,780	2,959,533	11,507,332	81,357,172	1,255,058
Growth ‘P’	51,068,219	12,554,120	11,468,675	5,008,942	12,131,527	69,294,133	2,276,981
Large-Cap Growth ‘P’	71,040,716	3,031	22,479,601	11,053,815	9,896,533	69,514,494	5,388,279
Large-Cap Value ‘P’	139,362,897	58,231,244	20,498,050	9,052,251	15,790,909	201,939,251	8,335,853
Long/Short Large-Cap ‘P’	70,630,841	9,424,926	13,998,494	7,167,850	8,388,723	81,613,846	4,273,400
Main Street Core ‘P’	58,569,088	20,137,170	9,105,450	4,756,891	6,697,893	81,055,592	1,885,828
Mid-Cap Equity ‘P’	88,495,422	90	27,355,323	9,464,189	8,315,261	78,919,639	3,041,408
Mid-Cap Growth ‘P’	23,783,506	3,247,660	4,665,725	1,975,241	4,745,856	29,086,538	2,015,412
Mid-Cap Value ‘P’	162,914,098	23,698,469	24,755,406	10,549,339	16,125,894	188,532,394	6,917,276
Small-Cap Equity ‘P’	68,194,851	56,910	23,341,821	9,976,521	(6,231,154)	48,655,307	1,781,455
Small-Cap Growth ‘P’	17,556,566	4,833,537	3,835,673	632,611	3,081,784	22,268,825	1,693,653

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2017	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2017
Portfolio/Underlying Funds						Ending Value	Share Balance
Small-Cap Index ‘P’	$84,015,717	$4,616	$38,983,569	$7,792,999	($671,582)	$52,158,181	2,199,586
Small-Cap Value ‘P’	73,776,587	163,225	26,618,230	6,868,565	(3,130,673)	51,059,474	1,962,741
Value Advantage ‘P’	109,700,064	12,612,042	17,192,953	6,225,382	10,073,798	121,418,333	7,108,820
Emerging Markets ‘P’	192,508,172	12,561	54,999,764	2,369,713	57,440,686	197,331,368	10,261,782
International Large-Cap ‘P’	175,872,477	70,529	69,949,178	19,311,213	22,449,141	147,754,182	14,346,203
International Small-Cap ‘P’	119,326,632	64,949	53,417,872	19,944,693	10,419,656	96,338,058	6,084,367
International Value ‘P’	91,981,773	48,156,949	15,598,265	2,674,028	21,180,290	148,394,775	10,309,357
Real Estate ‘P’	61,705,021	1,837,328	39,471,495	10,261,900	(11,215,738)	23,117,016	916,773
Currency Strategies ‘P’	84,027,315	1,223,088	13,340,877	1,997,282	(4,053,456)	69,853,352	6,348,749
Equity Long/Short ‘P’	89,878,088	15,259	24,935,589	6,858,990	6,320,241	78,136,989	5,153,223
Global Absolute Return ‘P’	42,839,310	29,608,216	660,521	107,578	3,166,432	75,061,015	6,213,597
Total	$2,222,648,548	$320,337,853	$623,692,307	$176,393,078	$218,814,791	$2,314,501,963

As of December 31, 2017, Pacific Life owned 50.21% of the total shares outstanding of the Diversified Alternatives Portfolio.

E. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. For the year ended December 31, 2017, deferred amounts were treated as though equivalent dollar amounts had been invested in shares of certain Funds in the Pacific Funds Series Trust. Pacific Funds Series Trust is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Funds Series Trust. An independent trustee who deferred compensation had the option to select credit rate options that track the performance, at NAV without a sales load, of Class A and/or Class P shares of the corresponding series of the Pacific Funds Series Trust. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended December 31, 2017, such expenses increased by $164,765 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of December 31, 2017, the total amount in the DCP Liability accounts was $1,049,457 for all applicable Funds presented in these financial statements.

F. OFFICERS OF THE TRUST

All officers of the Trust are also officers of Pacific Life and/or PLFA and received no compensation from the Trust.

G. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

H. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board will be asked to determine that the transactions were conducted in compliance with applicable Trust policies and procedures.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

For the fiscal year ended December 31, 2017, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
Comstock	$-	$26,624,711	$6,254,581
Dividend Growth	-	17,343,238	4,897,331
Equity Index	65,887,571	290,698	59,149
Growth	37,857,501	-	-
Large-Cap Growth	-	93,448,745	23,617,077
Large-Cap Value	11,002,896	-	-
Main Street Core	12,725,529	-	-
Mid-Cap Equity	-	62,323,842	9,391,720
Mid-Cap Growth	-	14,379,770	2,410,746
Mid-Cap Value	68,173,564	-	-

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
Small-Cap Equity	$837,825	$1,144,218	$297,708
Small-Cap Index	474,079	20,806,490	4,823,353
Small-Cap Value	20,799,921	-	-
Value Advantage	27,011,025	-	-
Emerging Markets	4,556,376	-	-
International Large-Cap	-	20,185,852	3,869,689
International Small-Cap	-	6,100,904	1,332,992
International Value	19,500,695	-	-
Real Estate	-	21,527,743	2,118,098

8. SECURITIES LENDING

The Trust, on behalf of the Long/Short Large-Cap Portfolio, entered into an agreement with State Street Bank and Trust Company (the “Lending Agreement”) to provide securities lending services to the Long/Short Large-Cap Portfolio.

Under this securities lending services program, the cash collateral received from borrowers for securities on loan are used to finance the costs of borrowing securities sold short, in order to help achieve the Long/Short Large-Cap Portfolio’s stated investment objective. The proceeds from sales of securities sold short are then used to purchase long positions in excess of the value of the Long/Short Large-Cap Portfolio’s net assets (see Note 4 – Borrowings and Other Financing Transactions).

Income generated from securities lending is recorded as investment income (securities lending). Cash collateral received is recorded as an asset (cash collateral received for securities on loan) and the same amount is recorded as a liability (payable upon return of securities loaned).

Under the Lending Agreement, the borrowers pay the Long/Short Large-Cap Portfolio’s negotiated lenders’ fees and the Long/Short Large-Cap Portfolio receives cash collateral in an amount equal to 102% of the market value of loaned securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or foreign securities denominated in U.S. dollars, and 105% of the market value of loaned foreign securities, at the inception of each loan. The borrower of securities is at all times required to post cash collateral to the Long/Short Large-Cap Portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the Long/Short Large-Cap Portfolio could experience delays and costs in recovering the securities loaned or possible loss of rights to the collateral.

The Long/Short Large-Cap Portfolio retained beneficial ownership and all economic benefits in the securities it has loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. The manager of the Long/Short Large-Cap Portfolio has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Trust’s policy that the Fund’s manager votes on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the Fund’s manager, the Trust or its securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

9. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing under the line of credit agreement is the higher of the Federal Funds effective rate or the One-Month LIBOR rate, plus 1.25%. The Trust pays the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line of credit, up to an annual maximum of $187,500. As of December 31, 2017, the actual interest rate on borrowing by the Trust was 2.81%. The committed line of credit will expire on August 24, 2018, unless renewed, and is available to all Funds presented in these financial statements except the Small-Cap Growth, Diversified Alternatives, Equity Long/Short, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios. The commitment fees and interest incurred by each applicable Fund presented in these financial statements are recorded as an expense. The commitment fees are allocated to each applicable Fund in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable Fund. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable Fund had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Inflation Managed	2.05%	$3,991,329
Inflation Strategy	2.20%	4,193,499
Managed Bond	2.44%	3,196,404
Comstock	2.02%	6,089,110
Developing Growth	2.19%	815,747
Growth	2.37%	1,069,791
Large-Cap Growth	2.24%	1,015,543
Large-Cap Value	2.17%	4,682,332
Long/Short Large-Cap	2.20%	441,125

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Main Street Core	2.06%	$4,550,528
Mid-Cap Equity	2.48%	1,283,678
Mid-Cap Value	2.04%	1,632,431
Small-Cap Equity	2.29%	2,239,049
Small-Cap Index	2.02%	111,756
Small-Cap Value	2.02%	2,109,188
International Small-Cap	2.28%	1,951,256
International Value	2.08%	1,160,620

As of December 31, 2017, the Managed Bond Portfolio had loans outstanding in the amount of $45,730. No other portfolios presented in these financial statements had a loan outstanding in connection with this revolving line of credit as of December 31, 2017.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

10. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended December 31, 2017, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Core Income	$45,129,650	$19,994,642
Diversified Bond	8,631,185,379	8,752,471,939
Inflation Managed	2,061,307,057	1,880,087,560
Inflation Strategy	140,615,472	175,844,489
Managed Bond	23,297,589,654	23,247,555,534
Short Duration Bond	545,465,658	357,634,467
Global Absolute Return	14,275,167	16,324,575

	Other Securities
Portfolio	Purchases	Sales
Core Income	$246,999,813	$250,881,198
Diversified Bond	632,580,373	559,088,470
Floating Rate Income	757,539,985	525,205,174
Floating Rate Loan	442,563,595	239,171,274
High Yield Bond	376,122,977	441,790,459
Inflation Managed	181,155,641	156,361,270
Inflation Strategy	74,401,005	20,716,683
Managed Bond	807,391,937	873,681,765
Short Duration Bond	920,955,256	600,905,739
Emerging Markets Debt	252,093,260	495,938,084
Comstock	134,789,589	378,514,000
Developing Growth	231,604,984	285,714,600
Dividend Growth	143,495,538	256,593,628
Equity Index	448,915,283	116,167,562
Focused Growth	89,159,577	91,833,408
Growth	225,956,391	307,840,068
Large-Cap Growth	433,133,421	776,372,393
Large-Cap Value	193,287,904	376,521,600
Long/Short Large-Cap	1,280,106,432	1,438,392,485
Main Street Core	489,316,758	625,851,680
Mid-Cap Equity	687,157,783	1,099,923,697
Mid-Cap Growth	101,916,232	208,840,321
Mid-Cap Value	956,492,176	951,840,884
Small-Cap Equity	144,940,376	254,520,585

	Other Securities
Portfolio	Purchases	Sales
Small-Cap Growth	$73,170,910	$113,218,747
Small-Cap Index	109,333,289	521,196,966
Small-Cap Value	293,065,396	335,950,813
Value Advantage	312,722,116	377,291,200
Emerging Markets	733,622,538	1,020,107,660
International Large-Cap	171,841,220	821,993,818
International Small-Cap	509,824,111	931,752,370
International Value	1,462,984,601	1,358,242,896
Health Sciences	130,611,993	140,933,011
Real Estate	255,471,639	390,943,149
Technology	45,225,052	34,252,983
Currency Strategies	186,440,093	60,000,000
Diversified Alternatives	2,017,627	671,610
Global Absolute Return	682,585,643	668,500,894
Pacific Dynamix – Conservative Growth	57,104,338	77,581,699
Pacific Dynamix – Moderate Growth	235,987,836	138,015,618
Pacific Dynamix – Growth	126,020,007	93,834,484
Portfolio Optimization Conservative	201,164,021	544,968,409
Portfolio Optimization Moderate-Conservative	289,223,092	1,107,350,181
Portfolio Optimization Moderate	1,132,237,220	2,790,394,486
Portfolio Optimization Growth	1,285,113,665	2,737,523,189
Portfolio Optimization Aggressive-Growth	320,337,853	623,692,307
PSF DFA Balanced Allocation	73,992,206	10,974,261

11. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of December 31, 2017, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Portfolio/Secured Borrowing	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total

Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$-	$531,454,537	$71,704,325	$-	$603,158,862
Total borrowings		$-	$531,454,537	$71,704,325	$-	$603,158,862

Inflation Strategy
Reverse repurchase agreements	U.S. Treasury Obligations	($128,722,015)	$-	$-	$-	($128,722,015)

Managed Bond
Reverse repurchase agreements	U.S. Treasury Obligations	$32,081,250	$-	$-	$-	$32,081,250
Sale-buyback financing transactions	U.S. Treasury Obligations	-	120,292,490	92,755,363	-	213,047,853
Total borrowings		$32,081,250	$120,292,490	$92,755,363	$-	$245,129,103

Long/Short Large-Cap
Securities lending transactions	Cash and Cash Equivalents	$181,557,814	$-	$-	$-	$181,557,814
Total borrowings		$181,557,814	$-	$-	$-	$181,557,814

Global Absolute Return
Reverse repurchase agreements	Foreign Government Bond	($7,722,648)	$-	$-	$-	($7,722,648)

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

12. FEDERAL INCOME TAX INFORMATION

Each Fund presented in these financial statements is treated as a partnership for Federal income tax purposes. A Fund that is treated as a partnership for Federal income tax purposes is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund are instead “passed through” pro rata to the insurance companies whose separate accounts invest in the Fund and retain the same character for Federal income tax purposes. An insurance company may benefit from this tax treatment. No dividends and capital gains distributions have been made by the Funds under the current dividend and distribution policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes (see Note 2B).

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives and short sales as of December 31, 2017, were as follows:

		Gross	Gross	Net Unrealized	Net Unrealized	Net
Portfolio	Total Cost of Investments on Tax Basis (1)	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments	Appreciation (Depreciation) on Other (2)	Unrealized Appreciation (Depreciation)
Core Income	$392,171,618	$5,884,436	($1,680,283)	$4,204,153	$-	$4,204,153
Diversified Bond	4,238,430,567	97,672,143	(80,599,259)	17,072,884	2,673,648	19,746,532
Floating Rate Income	648,306,131	3,457,681	(2,092,428)	1,365,253	-	1,365,253
Floating Rate Loan	742,346,808	7,249,002	(8,568,306)	(1,319,304)	-	(1,319,304)
High Yield Bond	824,726,196	35,307,973	(8,733,869)	26,574,104	-	26,574,104
Inflation Managed	1,138,996,908	-	(10,362,764)	(10,362,764)	(2,544,593)	(12,907,357)
Inflation Strategy	315,563,276	-	(635,059)	(635,059)	(14,725)	(649,784)
Managed Bond	4,100,384,593	29,582,074	(22,162,350)	7,419,724	(22,504,653)	(15,084,929)
Short Duration Bond	2,165,408,909	3,054,980	(9,341,347)	(6,286,367)	(668,098)	(6,954,465)
Emerging Markets Debt	352,629,127	14,533,258	(10,492,266)	4,040,992	317,492	4,358,484
Comstock	762,091,814	280,258,365	(27,006,221)	253,252,144	(1,681,237)	251,570,907
Developing Growth	198,443,120	52,202,347	(5,012,421)	47,189,926	-	47,189,926
Dividend Growth	621,617,905	223,869,194	(3,535,019)	220,334,175	-	220,334,175
Equity Index	2,032,420,003	1,111,254,654	(43,932,450)	1,067,322,204	263,138	1,067,585,342
Focused Growth	142,613,775	36,595,476	(3,184,455)	33,411,021	-	33,411,021
Growth	805,410,532	393,514,521	(7,164,057)	386,350,464	-	386,350,464
Large-Cap Growth	631,011,765	233,934,597	(3,909,254)	230,025,343	-	230,025,343
Large-Cap Value	1,382,976,905	718,142,806	(19,681,407)	698,461,399	-	698,461,399
Long/Short Large-Cap	889,600,673	135,783,422	(8,710,243)	127,073,179	(10,864,676)	116,208,503
Main Street Core	1,095,126,607	302,531,088	(30,856,198)	271,674,890	-	271,674,890
Mid-Cap Equity	705,733,206	162,940,508	(10,971,389)	151,969,119	-	151,969,119
Mid-Cap Growth	333,606,698	108,040,388	(14,401,922)	93,638,466	(44,210)	93,594,256
Mid-Cap Value	1,527,192,908	305,848,592	(21,460,227)	284,388,365	-	284,388,365
Small-Cap Equity	427,377,551	115,129,048	(20,975,586)	94,153,462	(8,059)	94,145,403
Small-Cap Growth	141,984,578	40,200,782	(6,455,973)	33,744,809	-	33,744,809
Small-Cap Index	712,648,544	233,140,659	(57,363,058)	175,777,601	107,077	175,884,678
Small-Cap Value	583,037,652	129,427,083	(23,969,780)	105,457,303	-	105,457,303
Value Advantage	1,053,737,473	289,643,787	(21,906,565)	267,737,222	-	267,737,222
Emerging Markets	1,685,356,565	525,055,395	(88,438,342)	436,617,053	-	436,617,053
International Large-Cap	1,371,116,002	340,939,258	(30,126,858)	310,812,400	-	310,812,400
International Small-Cap	765,490,586	249,988,611	(20,496,029)	229,492,582	-	229,492,582
International Value	1,270,873,305	175,786,065	(29,528,971)	146,257,094	-	146,257,094
Health Sciences	324,139,694	68,757,424	(10,754,072)	58,003,352	(87,010)	57,916,342
Real Estate	504,430,190	37,451,670	(9,115,936)	28,335,734	-	28,335,734
Technology	101,979,055	33,263,939	(714,495)	32,549,444	-	32,549,444
Currency Strategies	974,413,397	10,696,582	(531,972)	10,164,610	(52,496,197)	(42,331,587)
Diversified Alternatives	4,253,263	353,219	(22,993)	330,226	-	330,226
Equity Long/Short	900,763,054	-	(228,537)	(228,537)	75,294,061	75,065,524
Global Absolute Return	952,496,394	63,227,264	(8,809,609)	54,417,655	(44,279,268)	10,138,387
Pacific Dynamix – Conservative Growth	457,205,780	97,313,195	-	97,313,195	-	97,313,195
Pacific Dynamix – Moderate Growth	1,849,559,857	564,778,878	-	564,778,878	-	564,778,878
Pacific Dynamix – Growth	573,065,439	199,943,685	-	199,943,685	-	199,943,685
Portfolio Optimization Conservative	1,605,899,577	214,090,650	(366,008)	213,724,642	-	213,724,642
Portfolio Optimization Moderate-Conservative	2,477,873,680	535,710,231	(742,108)	534,968,123	-	534,968,123
Portfolio Optimization Moderate	9,471,861,310	2,686,221,841	(2,002,502)	2,684,219,339	-	2,684,219,339
Portfolio Optimization Growth	7,776,027,767	2,599,320,123	-	2,599,320,123	-	2,599,320,123
Portfolio Optimization Aggressive-Growth	1,698,321,644	616,180,319	-	616,180,319	-	616,180,319
PSF DFA Balanced Allocation	95,992,798	6,736,160	(277,022)	6,459,138	-	6,459,138

(1)	The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals.
(2)	Other includes net appreciation or depreciation on derivatives and short sales, if any.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2013.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the year or period ended December 31, 2017 and 2016 were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	Core Income Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio
Class I
Shares sold	1,201,464	764,904	12,449,467	7,564,666	2,234,698	1,774,944
Share repurchased	(118,645)	(366,440)	(3,182,450)	(6,474,676)	(1,424,103)	(1,740,623)
Net increase (decrease)	1,082,819	398,464	9,267,017	1,089,990	810,595	34,321
Shares outstanding, beginning of year	638,493	240,029	28,784,214	27,694,224	4,567,041	4,532,720
Shares outstanding, end of year	1,721,312	638,493	38,051,231	28,784,214	5,377,636	4,567,041

Class P
Shares sold	2,832,544	461,058	13,270,208	42,721,156	22,556,090	590,419
Shares repurchased	(2,337,155)	(6,190,043)	(38,266,931)	(42,152,375)	(2,898,332)	(12,121,166)
Net increase (decrease)	495,389	(5,728,985)	(24,996,723)	568,781	19,657,758	(11,530,747)
Shares outstanding, beginning of year	34,623,894	40,352,879	285,837,668	285,268,887	27,979,401	39,510,148
Shares outstanding, end of year	35,119,283	34,623,894	260,840,945	285,837,668	47,637,159	27,979,401

	Floating Rate Loan Portfolio		High Yield Bond Portfolio		Inflation Managed Portfolio
Class I
Shares sold	5,815,844	4,225,994	8,020,159	13,416,479	2,855,470	2,035,212
Share repurchased	(4,117,841)	(3,417,097)	(10,562,136)	(14,364,761)	(4,671,643)	(6,798,648)
Net increase (decrease)	1,698,003	808,897	(2,541,977)	(948,282)	(1,816,173)	(4,763,436)
Shares outstanding, beginning of year	22,227,319	21,418,422	42,916,914	43,865,196	34,101,085	38,864,521
Shares outstanding, end of year	23,925,322	22,227,319	40,374,937	42,916,914	32,284,912	34,101,085

Class P
Shares sold	23,244,617	1,382,009	598,235	1,788,590	1,253,919	17,329,544
Shares repurchased	(4,657,021)	(32,313,463)	(10,966,279)	(39,541,520)	(11,968,327)	(5,355,486)
Net increase (decrease)	18,587,596	(30,931,454)	(10,368,044)	(37,752,930)	(10,714,408)	11,974,058
Shares outstanding, beginning of year	43,024,239	73,955,693	69,870,300	107,623,230	41,666,291	29,692,233
Shares outstanding, end of year	61,611,835	43,024,239	59,502,256	69,870,300	30,951,883	41,666,291

	Inflation Strategy Portfolio		Managed Bond Portfolio		Short Duration Bond Portfolio
Class I
Shares sold	734,228	496,225	6,373,376	3,686,855	11,141,829	5,895,544
Share repurchased	(276,704)	(767,644)	(7,759,062)	(10,763,743)	(5,333,406)	(7,106,546)
Net increase (decrease)	457,524	(271,419)	(1,385,686)	(7,076,888)	5,808,423	(1,211,002)
Shares outstanding, beginning of year	1,712,613	1,984,032	70,317,235	77,394,123	43,155,810	44,366,812
Shares outstanding, end of year	2,170,137	1,712,613	68,931,549	70,317,235	48,964,233	43,155,810

Class P
Shares sold	763,289	518,136	580,555	28,080,232	51,812,201	98,958,164
Shares repurchased	(5,816,074)	(4,382,224)	(37,681,928)	(25,656,208)	(9,867,890)	(48,223,794)
Net increase (decrease)	(5,052,785)	(3,864,088)	(37,101,373)	2,424,024	41,944,311	50,734,370
Shares outstanding, beginning of year	20,883,397	24,747,485	173,588,722	171,164,698	122,752,003	72,017,633
Shares outstanding, end of year	15,830,612	20,883,397	136,487,349	173,588,722	164,696,314	122,752,003

	Emerging Markets Debt Portfolio		Comstock Portfolio		Developing Growth Portfolio
Class I
Shares sold	2,665,299	1,291,888	938,641	884,718	301,113	754,063
Share repurchased	(780,807)	(965,910)	(3,122,068)	(3,039,001)	(1,424,169)	(1,861,893)
Net increase (decrease)	1,884,492	325,978	(2,183,427)	(2,154,283)	(1,123,056)	(1,107,830)
Shares outstanding, beginning of year	1,977,415	1,651,437	19,933,151	22,087,434	9,615,819	10,723,649
Shares outstanding, end of year	3,861,907	1,977,415	17,749,724	19,933,151	8,492,763	9,615,819

Class P
Shares sold	2,586,672	1,351,454	3,946,080	1,047,503	513,737	122,723
Shares repurchased	(28,953,282)	(37,145,000)	(17,043,829)	(21,935,970)	(2,978,286)	(19,583,827)
Net increase (decrease)	(26,366,610)	(35,793,546)	(13,097,749)	(20,888,467)	(2,464,549)	(19,461,104)
Shares outstanding, beginning of year	52,475,770	88,269,316	53,842,807	74,731,274	9,081,634	28,542,738
Shares outstanding, end of year	26,109,160	52,475,770	40,745,058	53,842,807	6,617,085	9,081,634

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio
Class I
Shares sold	811,391	2,570,186	6,366,087	4,632,258	848,025	1,035,221
Share repurchased	(2,153,722)	(1,907,360)	(2,981,207)	(4,838,541)	(844,395)	(2,195,350)
Net increase (decrease)	(1,342,331)	662,826	3,384,880	(206,283)	3,630	(1,160,129)
Shares outstanding, beginning of year	21,530,739	20,867,913	31,962,769	32,169,052	6,572,180	7,732,309
Shares outstanding, end of year	20,188,408	21,530,739	35,347,649	31,962,769	6,575,810	6,572,180

Class P
Shares sold	9,103	5,766,024	3,861,661	3,783,524	-	-
Shares repurchased	(5,135,591)	(3,248,867)	(3,054,353)	(1,808,456)	-	-
Net increase (decrease)	(5,126,488)	2,517,157	807,308	1,975,068	-	-
Shares outstanding, beginning of year	25,113,557	22,596,400	12,832,224	10,857,156	843	843
Shares outstanding, end of year	19,987,069	25,113,557	13,639,532	12,832,224	843	843

	Growth Portfolio		Large-Cap Growth Portfolio		Large-Cap Value Portfolio
Class I
Shares sold	1,215,773	1,029,727	3,211,165	1,696,100	997,171	869,140
Share repurchased	(2,144,655)	(3,245,879)	(3,305,297)	(6,226,777)	(2,474,558)	(3,241,227)
Net increase (decrease)	(928,882)	(2,216,152)	(94,132)	(4,530,677)	(1,477,387)	(2,372,087)
Shares outstanding, beginning of year	21,007,324	23,223,476	21,202,078	25,732,755	19,155,885	21,527,972
Shares outstanding, end of year	20,078,442	21,007,324	21,107,946	21,202,078	17,678,498	19,155,885

Class P
Shares sold	2,890,025	114,643	34,111	455,302	8,283,936	8,052,438
Shares repurchased	(5,202,160)	(6,410,520)	(31,087,850)	(24,745,740)	(17,247,492)	(10,121,722)
Net increase (decrease)	(2,312,135)	(6,295,877)	(31,053,739)	(24,290,438)	(8,963,556)	(2,069,284)
Shares outstanding, beginning of year	22,916,633	29,212,510	79,762,670	104,053,108	78,784,713	80,853,997
Shares outstanding, end of year	20,604,498	22,916,633	48,708,931	79,762,670	69,821,157	78,784,713

	Long/Short Large-Cap Portfolio		Main Street Core Portfolio		Mid-Cap Equity Portfolio
Class I
Shares sold	460,763	346,622	224,110	933,018	1,002,158	1,545,008
Share repurchased	(724,799)	(1,113,248)	(2,054,916)	(2,478,531)	(2,771,826)	(3,405,788)
Net increase (decrease)	(264,036)	(766,626)	(1,830,806)	(1,545,513)	(1,769,668)	(1,860,780)
Shares outstanding, beginning of year	4,706,914	5,473,540	17,099,642	18,645,155	19,263,956	21,124,736
Shares outstanding, end of year	4,442,878	4,706,914	15,268,836	17,099,642	17,494,288	19,263,956

Class P
Shares sold	2,182,783	4,664,356	1,939,720	238,377	305,163	11,455,575
Shares repurchased	(11,473,789)	(37,264,408)	(3,967,885)	(5,493,063)	(17,563,279)	(6,280,182)
Net increase (decrease)	(9,291,006)	(32,600,052)	(2,028,165)	(5,254,686)	(17,258,116)	5,175,393
Shares outstanding, beginning of year	47,517,824	80,117,876	20,105,277	25,359,963	36,146,629	30,971,236
Shares outstanding, end of year	38,226,818	47,517,824	18,077,112	20,105,277	18,888,513	36,146,629

	Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio		Small-Cap Equity Portfolio
Class I
Shares sold	2,167,134	1,892,036	770,511	1,185,524	677,654	1,860,890
Share repurchased	(2,531,413)	(4,727,035)	(808,534)	(1,178,562)	(896,560)	(806,057)
Net increase (decrease)	(364,279)	(2,834,999)	(38,023)	6,962	(218,906)	1,054,833
Shares outstanding, beginning of year	22,409,315	25,244,314	6,349,138	6,342,176	4,729,590	3,674,757
Shares outstanding, end of year	22,045,036	22,409,315	6,311,115	6,349,138	4,510,684	4,729,590

Class P
Shares sold	265,368	79,788	12,522,312	24,205,762	452,197	41,393
Shares repurchased	(8,319,111)	(13,957,294)	(12,114,933)	(9,062,631)	(4,860,018)	(7,772,099)
Net increase (decrease)	(8,053,743)	(13,877,506)	407,379	15,143,131	(4,407,821)	(7,730,706)
Shares outstanding, beginning of year	17,595,538	31,473,044	61,661,462	46,518,331	20,050,025	27,780,731
Shares outstanding, end of year	9,541,795	17,595,538	62,068,841	61,661,462	15,642,204	20,050,025

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2017	Year/Period Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	Small-Cap Growth Portfolio		Small-Cap Index Portfolio		Small-Cap Value Portfolio
Class I
Shares sold			2,270,958	2,630,952	1,052,632	1,997,988
Share repurchased			(3,148,477)	(2,701,377)	(2,107,536)	(2,262,823)
Net increase (decrease)			(877,519)	(70,425)	(1,054,904)	(264,835)
Shares outstanding, beginning of year			23,379,598	23,450,023	11,882,662	12,147,497
Shares outstanding, end of year			22,502,079	23,379,598	10,827,758	11,882,662

Class P
Shares sold	1,264,459	17,265,296	3,936	18,447,696	4,704,265	7,097,524
Shares repurchased	(4,448,585)	(642,455)	(18,608,816)	(7,528,780)	(4,796,828)	(3,692,680)
Net increase (decrease)	(3,184,126)	16,622,841	(18,604,880)	10,918,916	(92,563)	3,404,844
Shares outstanding, beginning of period year	16,622,841	-	33,912,916	22,994,000	17,604,621	14,199,777
Shares outstanding, end of period year	13,438,715	16,622,841	15,308,036	33,912,916	17,512,058	17,604,621

	Value Advantage Portfolio		Emerging Markets Portfolio		International Large-Cap Portfolio
Class I
Shares sold	798,712	928,820	3,007,402	3,800,733	4,063,441	14,147,511
Share repurchased	(665,644)	(376,912)	(3,364,203)	(4,156,544)	(10,853,079)	(10,733,800)
Net increase (decrease)	133,068	551,908	(356,801)	(355,811)	(6,789,638)	3,413,711
Shares outstanding, beginning of year	1,930,350	1,378,442	24,410,161	24,765,972	66,328,903	62,915,192
Shares outstanding, end of year	2,063,418	1,930,350	24,053,360	24,410,161	59,539,265	66,328,903

Class P
Shares sold	10,118,841	17,039,447	5,862,396	36,817,217	75,298	7,596,518
Shares repurchased	(16,394,717)	(12,017,453)	(23,914,679)	(13,566,681)	(66,159,440)	(50,287,996)
Net increase (decrease)	(6,275,876)	5,021,994	(18,052,283)	23,250,536	(66,084,142)	(42,691,478)
Shares outstanding, beginning of year	81,560,051	76,538,057	105,047,553	81,797,017	174,430,338	217,121,816
Shares outstanding, end of year	75,284,175	81,560,051	86,995,270	105,047,553	108,346,196	174,430,338

	International Small-Cap Portfolio		International Value Portfolio		Health Sciences Portfolio
Class I
Shares sold	1,140,293	2,194,490	1,005,240	1,815,319	1,035,732	729,345
Share repurchased	(1,807,467)	(2,672,200)	(2,604,643)	(4,798,124)	(1,382,830)	(2,779,120)
Net increase (decrease)	(667,174)	(477,710)	(1,599,403)	(2,982,805)	(347,098)	(2,049,775)
Shares outstanding, beginning of year	8,594,634	9,072,344	25,189,018	28,171,823	11,045,946	13,095,721
Shares outstanding, end of year	7,927,460	8,594,634	23,589,615	25,189,018	10,698,848	11,045,946

Class P
Shares sold	25,883	167,646	23,834,029	9,392,674	-	-
Shares repurchased	(32,949,812)	(39,695,219)	(13,267,877)	(8,768,085)	-	-
Net increase (decrease)	(32,923,929)	(39,527,573)	10,566,152	624,589	-	-
Shares outstanding, beginning of year	90,085,816	129,613,389	67,159,482	66,534,893	773	773
Shares outstanding, end of year	57,161,887	90,085,816	77,725,634	67,159,482	773	773

	Real Estate Portfolio		Technology Portfolio		Currency Strategies Portfolio
Class I
Shares sold	694,781	1,347,883	4,551,214	2,994,915	66,934	397,323
Share repurchased	(2,238,175)	(2,487,306)	(2,666,339)	(4,160,038)	(118,589)	(305,850)
Net increase (decrease)	(1,543,394)	(1,139,423)	1,884,875	(1,165,123)	(51,655)	91,473
Shares outstanding, beginning of year	13,350,756	14,490,179	17,026,435	18,191,558	462,640	371,167
Shares outstanding, end of year	11,807,362	13,350,756	18,911,310	17,026,435	410,985	462,640

Class P
Shares sold	579,425	361,341	-	-	2,874,351	674,329
Shares repurchased	(5,897,698)	(5,995,434)	-	-	(11,776,869)	(23,476,773)
Net increase (decrease)	(5,318,273)	(5,634,093)	-	-	(8,902,518)	(22,802,444)
Shares outstanding, beginning of year	15,200,481	20,834,574	1,837	1,837	95,879,354	118,681,798
Shares outstanding, end of year	9,882,208	15,200,481	1,837	1,837	86,976,836	95,879,354

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year/Period Ended December 31, 2016
	Diversified Alternatives Portfolio		Equity Long/Short Portfolio		Global Absolute Return Portfolio
Class I
Shares sold	173,757	82,575	904,406	1,195,605	1,992,573	259,901
Share repurchased	(51,568)	(4,995)	(368,211)	(906,138)	(211,124)	(325,163)
Net increase (decrease)	122,189	77,580	536,195	289,467	1,781,449	(65,262)
Shares outstanding, beginning of year	280,128	202,548	1,588,605	1,299,138	1,244,557	1,309,819
Shares outstanding, end of year	402,317	280,128	2,124,800	1,588,605	3,026,006	1,244,557

Class P
Shares sold			1,053,409	602,570	20,237,158	805,032
Shares repurchased			(24,628,067)	(23,243,027)	(9,223,405)	(31,023,652)
Net increase (decrease)			(23,574,658)	(22,640,457)	11,013,753	(30,218,620)
Shares outstanding, beginning of year			91,489,996	114,130,453	73,018,214	103,236,834
Shares outstanding, end of year			67,915,338	91,489,996	84,031,967	73,018,214

	Pacific Dynamix-Conservative Growth Portfolio		Pacific Dynamix-Moderate Growth Portfolio		Pacific Dynamix-Growth Portfolio
Class I
Shares sold	2,352,239	5,094,124	9,231,932	8,487,202	4,765,545	3,122,078
Share repurchased	(3,610,788)	(2,856,311)	(3,475,003)	(3,998,941)	(3,011,193)	(3,552,068)
Net increase (decrease)	(1,258,549)	2,237,813	5,756,929	4,488,261	1,754,352	(429,990)
Shares outstanding, beginning of year	36,696,552	34,458,739	117,529,679	113,041,418	33,605,711	34,035,701
Shares outstanding, end of year	35,438,003	36,696,552	123,286,608	117,529,679	35,360,063	33,605,711

	Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate-Conservative Portfolio		Portfolio Optimization Moderate Portfolio
Class I
Shares sold	2,076,591	27,773,234	1,218,412	2,683,747	1,550,001	3,012,585
Share repurchased	(29,359,764)	(46,488,129)	(63,661,102)	(38,830,588)	(116,914,559)	(127,833,080)
Net increase (decrease)	(27,283,173)	(18,714,895)	(62,442,690)	(36,146,841)	(115,364,558)	(124,820,495)
Shares outstanding, beginning of year	169,255,884	187,970,779	279,242,600	315,389,441	933,221,727	1,058,042,222
Shares outstanding, end of year	141,972,711	169,255,884	216,799,910	279,242,600	817,857,169	933,221,727

	Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive-Growth Portfolio		PSF DFA Balanced Allocation Portfolio
Class D
Shares sold					5,671,863	3,674,929
Share repurchased					(230,645)	(542,620)
Net increase (decrease)					5,441,218	3,132,309
Shares outstanding, beginning of period year					3,132,309	-
Shares outstanding, end of period year					8,573,527	3,132,309

Class I
Shares sold	902,304	1,522,829	1,135,366	1,201,702
Share repurchased	(96,895,176)	(110,306,653)	(20,759,462)	(23,354,980)
Net increase (decrease)	(95,992,872)	(108,783,824)	(19,624,096)	(22,153,278)
Shares outstanding, beginning of year	749,398,559	858,182,383	160,907,509	183,060,787
Shares outstanding, end of year	653,405,687	749,398,559	141,283,413	160,907,509

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios, the summary schedules of investments), of the Core Income, Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy, Managed Bond, Short Duration Bond, Emerging Markets Debt, Comstock, Developing Growth, Dividend Growth, Equity Index, Focused Growth, Growth, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value Advantage, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, Currency Strategies, Diversified Alternatives, Equity Long/Short, Global Absolute Return, Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth, Pacific Dynamix-Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, and PSF DFA Balanced Allocation Portfolios, forty-eight of fifty-seven portfolios constituting Pacific Select Fund (collectively the “Trust”), as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the Small-Cap Growth and PSF DFA Balanced Allocation Portfolios for the year then ended and the period from commencement of operations through December 31, 2016), the statements of cash flows for the year then ended for the Inflation Managed, Inflation Strategy, and Long/Short Large-Cap Portfolios, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of the Trust as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period the ended (as to the Small-Cap Growth and PSF DFA Balanced Allocation Portfolios for the year then ended and the period from commencement of operations through December 31, 2016), the cash flows for the Inflation Managed, Inflation Strategy, and Long/Short Large-Cap Portfolios for the year then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the custodian, agent banks, transfer agent, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 23, 2018

We have served as the auditor of one or more affiliated investment companies of Pacific Select Fund since 1988.

E-1

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2017 to December 31, 2017.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses based on each Fund’s actual performance and each Fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 12/31/17” column shown is derived from the Fund’s actual performance; the “Annualized Expense Ratio” column shows the Fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/17-12/31/17” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2017 to December 31, 2017.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each Fund in your account, simply divide that Fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply this result by the number given for your fund(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/17-12/31/17.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual Fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6, 7B, and 7C in Notes to Financial Statements). It assumes that the Fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/17	Ending Account Value at 12/31/17	Annualized Expense Ratio	Expenses Paid During the Period 07/01/17- 12/31/17 (1)
Core Income
Actual
Class I	$1,000.00	$1,020.20	0.74%	$3.77
Class P	1,000.00	1,021.20	0.54%	2.75
Hypothetical
Class I	$1,000.00	$1,021.48	0.74%	$3.77
Class P	1,000.00	1,022.48	0.54%	2.75

Diversified Bond
Actual
Class I	$1,000.00	$1,021.60	0.64%	$3.26
Class P	1,000.00	1,022.70	0.44%	2.24
Hypothetical
Class I	$1,000.00	$1,021.98	0.64%	$3.26
Class P	1,000.00	1,022.99	0.44%	2.24

Floating Rate Income
Actual
Class I	$1,000.00	$1,019.60	0.92%	$4.68
Class P	1,000.00	1,020.60	0.72%	3.67
Hypothetical
Class I	$1,000.00	$1,020.57	0.92%	$4.69
Class P	1,000.00	1,021.58	0.72%	3.67

Floating Rate Loan
Actual
Class I	$1,000.00	$1,018.70	0.93%	$4.73
Class P	1,000.00	1,019.70	0.74%	3.77
Hypothetical
Class I	$1,000.00	$1,020.52	0.93%	$4.74
Class P	1,000.00	1,021.48	0.74%	3.77

Portfolio	Beginning Account Value at 07/01/17	Ending Account Value at 12/31/17	Annualized Expense Ratio	Expenses Paid During the Period 07/01/17- 12/31/17 (1)
High Yield Bond
Actual
Class I	$1,000.00	$1,031.20	0.63%	$3.23
Class P	1,000.00	1,032.20	0.43%	2.20
Hypothetical
Class I	$1,000.00	$1,022.03	0.63%	$3.21
Class P	1,000.00	1,023.04	0.43%	2.19

Inflation Managed
Actual
Class I	$1,000.00	$1,023.40	1.32%	$6.73
Class P	1,000.00	1,024.40	1.16%	5.92
Hypothetical
Class I	$1,000.00	$1,018.55	1.32%	$6.72
Class P	1,000.00	1,019.36	1.16%	5.90

Inflation Strategy
Actual
Class I	$1,000.00	$1,020.90	0.99%	$5.04
Class P	1,000.00	1,021.90	0.79%	4.03
Hypothetical
Class I	$1,000.00	$1,020.21	0.99%	$5.04
Class P	1,000.00	1,021.22	0.79%	4.02

Managed Bond
Actual
Class I	$1,000.00	$1,015.70	0.71%	$3.61
Class P	1,000.00	1,016.70	0.51%	2.59
Hypothetical
Class I	$1,000.00	$1,021.63	0.71%	$3.62
Class P	1,000.00	1,022.63	0.51%	2.60

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/17	Ending Account Value at 12/31/17	Annualized Expense Ratio	Expenses Paid During the Period 07/01/17- 12/31/17 (1)
Short Duration Bond
Actual
Class I	$1,000.00	$1,002.90	0.63%	$3.18
Class P	1,000.00	1,003.90	0.43%	2.17
Hypothetical
Class I	$1,000.00	$1,022.03	0.63%	$3.21
Class P	1,000.00	1,023.04	0.43%	2.19

Emerging Markets Debt
Actual
Class I	$1,000.00	$1,049.80	1.06%	$5.48
Class P	1,000.00	1,050.90	0.86%	4.45
Hypothetical
Class I	$1,000.00	$1,019.86	1.06%	$5.40
Class P	1,000.00	1,020.87	0.86%	4.38

Comstock
Actual
Class I	$1,000.00	$1,139.50	0.92%	$4.96
Class P	1,000.00	1,140.70	0.72%	3.88
Hypothetical
Class I	$1,000.00	$1,020.57	0.92%	$4.69
Class P	1,000.00	1,021.58	0.72%	3.67

Developing Growth
Actual
Class I	$1,000.00	$1,153.20	0.82%	$4.45
Class P	1,000.00	1,154.30	0.62%	3.37
Hypothetical
Class I	$1,000.00	$1,021.07	0.82%	$4.18
Class P	1,000.00	1,022.08	0.62%	3.16

Dividend Growth
Actual
Class I	$1,000.00	$1,089.10	0.89%	$4.69
Class P	1,000.00	1,090.20	0.69%	3.64
Hypothetical
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class P	1,000.00	1,021.73	0.69%	3.52

Equity Index
Actual
Class I	$1,000.00	$1,112.70	0.28%	$1.49
Class P	1,000.00	1,113.80	0.08%	0.43
Hypothetical
Class I	$1,000.00	$1,023.79	0.28%	$1.43
Class P	1,000.00	1,024.80	0.08%	0.41

Focused Growth
Actual
Class I	$1,000.00	$1,098.00	0.97%	$5.13
Class P	1,000.00	1,099.10	0.76%	4.02
Hypothetical
Class I	$1,000.00	$1,020.32	0.97%	$4.94
Class P	1,000.00	1,021.37	0.76%	3.87

Growth
Actual
Class I	$1,000.00	$1,120.60	0.78%	$4.17
Class P	1,000.00	1,121.70	0.58%	3.10
Hypothetical
Class I	$1,000.00	$1,021.27	0.78%	$3.97
Class P	1,000.00	1,022.28	0.58%	2.96

Portfolio	Beginning Account Value at 07/01/17	Ending Account Value at 12/31/17	Annualized Expense Ratio	Expenses Paid During the Period 07/01/17- 12/31/17 (1)
Large-Cap Growth
Actual
Class I	$1,000.00	$1,137.90	0.90%	$4.85
Class P	1,000.00	1,139.00	0.70%	3.77
Hypothetical
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class P	1,000.00	1,021.68	0.70%	3.57

Large-Cap Value
Actual
Class I	$1,000.00	$1,069.70	0.82%	$4.28
Class P	1,000.00	1,070.80	0.62%	3.24
Hypothetical
Class I	$1,000.00	$1,021.07	0.82%	$4.18
Class P	1,000.00	1,022.08	0.62%	3.16

Long/Short Large-Cap
Actual
Class I	$1,000.00	$1,118.30	2.05%	$10.95
Class P	1,000.00	1,119.50	1.85%	9.88
Hypothetical
Class I	$1,000.00	$1,014.87	2.05%	$10.41
Class P	1,000.00	1,015.88	1.85%	9.40

Main Street Core
Actual
Class I	$1,000.00	$1,068.10	0.67%	$3.49
Class P	1,000.00	1,069.10	0.48%	2.50
Hypothetical
Class I	$1,000.00	$1,021.83	0.67%	$3.41
Class P	1,000.00	1,022.79	0.48%	2.45

Mid-Cap Equity
Actual
Class I	$1,000.00	$1,137.10	0.88%	$4.74
Class P	1,000.00	1,138.20	0.68%	3.66
Hypothetical
Class I	$1,000.00	$1,020.77	0.88%	$4.48
Class P	1,000.00	1,021.78	0.68%	3.47

Mid-Cap Growth
Actual
Class I	$1,000.00	$1,128.50	0.90%	$4.83
Class P	1,000.00	1,129.60	0.70%	3.76
Hypothetical
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class P	1,000.00	1,021.68	0.70%	3.57

Mid-Cap Value
Actual
Class I	$1,000.00	$1,087.40	0.90%	$4.74
Class P	1,000.00	1,088.50	0.70%	3.68
Hypothetical
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class P	1,000.00	1,021.68	0.70%	3.57

Small-Cap Equity
Actual
Class I	$1,000.00	$1,084.50	0.90%	$4.73
Class P	1,000.00	1,085.50	0.70%	3.68
Hypothetical
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class P	1,000.00	1,021.68	0.70%	3.57

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/17	Ending Account Value at 12/31/17	Annualized Expense Ratio	Expenses Paid During the Period 07/01/17- 12/31/17 (1)
Small-Cap Growth
Actual
Class P	$1,000.00	$1,098.30	0.88%	$4.65
Hypothetical
Class P	$1,000.00	$1,020.77	0.88%	$4.48

Small-Cap Index
Actual
Class I	$1,000.00	$1,089.20	0.55%	$2.90
Class P	1,000.00	1,090.30	0.35%	1.84
Hypothetical
Class I	$1,000.00	$1,022.43	0.55%	$2.80
Class P	1,000.00	1,023.44	0.35%	1.79

Small-Cap Value
Actual
Class I	$1,000.00	$1,090.20	0.97%	$5.11
Class P	1,000.00	1,091.30	0.77%	4.06
Hypothetical
Class I	$1,000.00	$1,020.32	0.97%	$4.94
Class P	1,000.00	1,021.32	0.77%	3.92

Value Advantage
Actual
Class I	$1,000.00	$1,096.20	0.87%	$4.60
Class P	1,000.00	1,097.30	0.67%	3.54
Hypothetical
Class I	$1,000.00	$1,020.82	0.87%	$4.43
Class P	1,000.00	1,021.83	0.67%	3.41

Emerging Markets
Actual
Class I	$1,000.00	$1,135.90	1.07%	$5.76
Class P	1,000.00	1,137.10	0.87%	4.69
Hypothetical
Class I	$1,000.00	$1,019.81	1.07%	$5.45
Class P	1,000.00	1,020.82	0.87%	4.43

International Large-Cap
Actual
Class I	$1,000.00	$1,079.00	1.00%	$5.24
Class P	1,000.00	1,080.10	0.80%	4.19
Hypothetical
Class I	$1,000.00	$1,020.16	1.00%	$5.09
Class P	1,000.00	1,021.17	0.80%	4.08

International Small-Cap
Actual
Class I	$1,000.00	$1,133.90	1.09%	$5.86
Class P	1,000.00	1,135.00	0.90%	4.84
Hypothetical
Class I	$1,000.00	$1,019.71	1.09%	$5.55
Class P	1,000.00	1,020.67	0.90%	4.58

International Value
Actual
Class I	$1,000.00	$1,094.50	0.90%	$4.75
Class P	1,000.00	1,095.60	0.70%	3.70
Hypothetical
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class P	1,000.00	1,021.68	0.70%	3.57

Portfolio	Beginning Account Value at 07/01/17	Ending Account Value at 12/31/17	Annualized Expense Ratio	Expenses Paid During the Period 07/01/17- 12/31/17 (1)
Health Sciences
Actual
Class I	$1,000.00	$1,039.20	1.13%	$5.81
Class P	1,000.00	1,040.30	0.91%	4.68
Hypothetical
Class I	$1,000.00	$1,019.51	1.13%	$5.75
Class P	1,000.00	1,020.62	0.91%	4.63

Real Estate
Actual
Class I	$1,000.00	$1,041.60	1.06%	$5.45
Class P	1,000.00	1,042.60	0.86%	4.43
Hypothetical
Class I	$1,000.00	$1,019.86	1.06%	$5.40
Class P	1,000.00	1,020.87	0.86%	4.38

Technology
Actual
Class I	$1,000.00	$1,149.70	1.14%	$6.18
Class P	1,000.00	1,151.00	0.92%	4.99
Hypothetical
Class I	$1,000.00	$1,019.46	1.14%	$5.80
Class P	1,000.00	1,020.57	0.92%	4.69

Currency Strategies
Actual
Class I	$1,000.00	$966.10	0.92%	$4.56
Class P	1,000.00	967.10	0.72%	3.57
Hypothetical
Class I	$1,000.00	$1,020.57	0.92%	$4.69
Class P	1,000.00	1,021.58	0.72%	3.67

Diversified Alternatives (2)
Actual
Class I	$1,000.00	$1,029.40	0.50%	$2.56
Hypothetical
Class I	$1,000.00	$1,022.68	0.50%	$2.55

Equity Long/Short
Actual
Class I	$1,000.00	$1,108.60	1.25%	$6.64
Class P	1,000.00	1,109.80	1.05%	5.58
Hypothetical
Class I	$1,000.00	$1,018.90	1.25%	$6.36
Class P	1,000.00	1,019.91	1.05%	5.35

Global Absolute Return
Actual
Class I	$1,000.00	$1,010.40	1.17%	$5.96
Class P	1,000.00	1,011.40	0.95%	4.82
Hypothetical
Class I	$1,000.00	$1,019.31	1.17%	$5.96
Class P	1,000.00	1,020.42	0.95%	4.84

Pacific Dynamix-Conservative Growth (2)
Actual
Class I	$1,000.00	$1,047.20	0.38%	$1.96
Hypothetical
Class I	$1,000.00	$1,023.29	0.38%	$1.94

Pacific Dynamix-Moderate Growth (2)
Actual
Class I	$1,000.00	$1,067.30	0.37%	$1.93
Hypothetical
Class I	$1,000.00	$1,023.34	0.37%	$1.89

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/17	Ending Account Value at 12/31/17	Annualized Expense Ratio	Expenses Paid During the Period 07/01/17- 12/31/17 (1)
Pacific Dynamix-Growth (2)
Actual
Class I	$1,000.00	$1,086.90	0.37%	$1.95
Hypothetical
Class I	$1,000.00	$1,023.34	0.37%	$1.89

Portfolio Optimization Conservative (2)
Actual
Class I	$1,000.00	$1,030.60	0.31%	$1.59
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio Optimization Moderate-Conservative (2)
Actual
Class I	$1,000.00	$1,047.90	0.31%	$1.60
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio Optimization Moderate (2)
Actual
Class I	$1,000.00	$1,061.00	0.31%	$1.61
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio	Beginning Account Value at 07/01/17	Ending Account Value at 12/31/17	Annualized Expense Ratio	Expenses Paid During the Period 07/01/17- 12/31/17 (1)
Portfolio Optimization Growth (2)
Actual
Class I	$1,000.00	$1,077.50	0.31%	$1.62
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio Optimization Aggressive-Growth (2)
Actual
Class I	$1,000.00	$1,089.40	0.31%	$1.63
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

PSF DFA Balanced Allocation (2)
Actual
Class I	$1,000.00	$1,068.70	0.55%	$2.87
Hypothetical
Class I	$1,000.00	$1,022.43	0.55%	$2.80

(1)	Expenses paid during the six-month period are equal to the Fund’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.
(2)	The annualized expense ratios for the Diversified Alternatives, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios do not include expenses of their respective Underlying Funds (see Note 1 in Notes to Financial Statements) in which these Funds invest.

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective January 1, 2018. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former Director (2005 to 2016) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member of Board of Trustees (2010 to 2016) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	97

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) of Matthews Asia Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer (1994 to 1999) of Scudder Canada Investor Services, Ltd. and Managing Director (1986 to 1999) of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust (2006 to 2009) for Public Land in Maine; Former Member of the Board of Directors (2005 to 2012) of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	97

Paul A. Keller Year of birth 1954	Trustee since 6/20/16

Trustee (6/16 to present) of Pacific Funds Series Trust; Consultant to the Trust and Pacific Funds Series Trust (11/15 to 6/16); Independent Trustee (8/10 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation; Former Partner (1986 to 1999) of McGladrey & Pullen LLP; and Former Partner (1999 to 2010) of PricewaterhouseCoopers LLP.

			97

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (8/16 to present) of Pacifica Christian High School Orange County; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	97

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	97

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07 (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12; 1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12; 1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Funds Series Trust.	97

Mary Ann Brown Year of birth 1951	Chief Executive Officer 1/01/10 to 12/31/17 (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to 12/17) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to 12/17) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to 12/17) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to 12/17) and President (1/07 to 12/09) of Pacific Funds Series Trust.	97

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/1/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Funds Series Trust.	97

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President 6/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Funds Series Trust.	97

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	97

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 12/31/16 (Vice President and Treasurer 4/96 to 9/15)	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, LLC; and Vice President and Treasurer (6/01 to 9/15; 12/16 to present) of Pacific Funds Series Trust.	97

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Funds Series Trust.	97

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (5/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Funds Series Trust.	97

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/04/05 to 12/12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	97

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14 (Assistant Vice President 11/06 to 12/14)	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	97

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Vice President (12/13 to present) of Pacific Funds Series Trust.	97

Trevor T. Smith Year of birth 1975	Assistant Vice President and Assistant Treasurer since 3/23/16	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; and Vice President and Assistant Treasurer (3/16 to present) of Pacific Funds Series Trust.	97

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	97

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2017, the “Fund Complex” consisted of Pacific Select Fund (57 funds) and Pacific Funds Series Trust (40 funds).

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages the Core Income, High Yield Bond and Floating Rate Income Portfolios (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (the “Portfolio Optimization Funds”); the Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth and Pacific Dynamix – Growth Portfolios (the “Pacific Dynamix Funds”); the Diversified Alternatives Portfolio; and the PSF DFA Balanced Allocation Portfolio (together with the Portfolio Optimization Funds, Pacific Dynamix Funds and Diversified Alternatives Portfolio, the “Asset Allocation Funds” and together with the Asset Allocation Funds and PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 13, 2017.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board also received information on the overall profitability to Pacific Life of the variable annuity insurance products, which are supported by the Trust. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”), with substantial industry experience in providing fund boards of directors with analysis to assist them in their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

1 At the December 13th meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the Inflation Strategy Portfolio, Focused Growth Portfolio, Mid-Cap Equity Portfolio and International Value Portfolio, as those agreements were not up for renewal at that time.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees noted that PLFA’s officers and employees regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at “approximate cost” for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools to further enhance the asset allocation and Sub-Adviser research processes. In this regard, the Trustees also considered the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had recently engaged an independent consultant to review PLFA’s asset allocation process, and that the independent consultant commented favorably on PLFA’s asset allocation capabilities. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds of the Trust and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in,

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for tracking Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for both the PAM Managed Funds and Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for both the PAM Managed Funds and Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that the Sub-Advisers provide PLFA with information that assists PLFA in performing its oversight role.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of appropriate peer funds, which were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2017, as available, compared to the applicable benchmark and Selected Performance Peer Group. With respect to the actively-managed Funds, the Trustees placed greater emphasis on a Fund’s performance against peers as opposed to the unmanaged benchmark index. With respect to those Funds that pursue an index strategy, the Trustees placed greater emphasis on the tracking error of a Fund against its target index as opposed to performance against peers.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds of the Trust, the Board also considered the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

Equity Long/Short Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Comstock Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the third quintile for the five-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Dividend Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period, the third quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2010.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) slightly underperformed its primary benchmark for the one-year period, outperformed for the three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods, the first quintile for the three-year period and the fourth quintile for the ten-year period. In evaluating the performance of the

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective May 2017 in connection with a change in control of the Sub-Adviser and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods, the third quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods, the fourth quintile for the three-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Long/Short Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from its inception in 2008 until 2011 and has been the sole Sub-Adviser since 2011.

Main Street Core Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the first quintile for the three-year period.

Value Advantage Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods.

Developing Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Mid-Cap Equity Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and performed in line for the ten-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013. The Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective November 2017 in connection with a change in control of the Sub-Adviser and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Mid-Cap Growth Portfolio

The Fund: (1) slightly outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Mid-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

(3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2015.

Small-Cap Equity Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Advisers have co-managed the Fund since 2010 and that one Sub-Adviser manages a sleeve of the Fund using an active management style, while the other Sub-Adviser manages a sleeve of the Fund using an index management (or passive) style. The Board considered the performance of each sleeve separately in evaluating the Sub-Advisers. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Small-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three- and ten-year periods and slightly underperformed for the five-year period; (2) underperformed its primary benchmark for the one- and three-year periods, slightly outperformed for the five-year period and outperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five year periods, the second quintile for the three- year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Small-Cap Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Small-Cap Growth Portfolio

The Board considered that the Fund had not yet been in operation for a full year and did not have a performance track record.

Emerging Markets Debt Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and performed in line for the five-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

Emerging Markets Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three-year period, the second quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, three- and ten-year periods and slightly underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and ten-year periods, the fourth quintile for the three-year period and the second quintile for the five-year period.

International Small-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period, the second quintile for the five-year period and the fourth quintile for the ten-year period.

International Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fifth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the prior Sub-Adviser had recently been replaced and the current Sub-Adviser has only managed the Fund since May 2017 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Diversified Alternatives Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Currency Strategies Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2013, and that the other co-Sub-Adviser has co-managed the Fund since 2013. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Health Sciences Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three- and ten-year periods and performed in line for the five-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three- and ten-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

Real Estate Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that the Fund has been on the “watch list” for a period of time, and that PLFA will be considering what further action, if any, is appropriate.

Technology Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2016 and that performance relative to peers improved in 2017.

Global Absolute Return Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group.

PSF DFA Balanced Allocation Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Core Income Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Floating Rate Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) slightly outperformed its primary benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods.

Diversified Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2009.

Floating Rate Loan Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods, the first quintile for the three-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2010.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

High Yield Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) outperformed performed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA is encouraged by strong performance in the one-year period.

Inflation Managed Portfolio

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one- and three-year periods, slightly underperformed for the five-year period and outperformed for the ten-year period; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period.

Inflation Strategy Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the prior Sub-Adviser had recently been replaced and the current Sub-Adviser has only managed the Fund since November 2017 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Managed Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and slightly outperformed for the five-year period; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and ten-year periods, the second quintile for the three-year period and the third quintile for the five-year period.
Short Duration Bond Portfolio

The Fund: (1) slightly underperformed its Selected Performance Peer Group for the one-year period and underperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period, slightly outperformed for the three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011. The Board also considered that PLFA had advised that recent underperformance is attributable to the Sub-Adviser managing the Fund more conservatively versus peers, which results in lower credit exposure. The Board further considered that PLFA advised that performance has been in line with expectations given the Fund’s investment style.

PD 1-3 Year Corporate Bond Portfolio

The Fund underperformed its primary benchmark for the one- and three-year periods.

PD Aggregate Bond Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, slightly underperformed for the three-year period and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

PD High Yield Bond Market Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three-year period and performed in line for the five-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered that the Fund seeks to track the performance of the high yield bond market before taking into account portfolio costs.

PD International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and performed in line for the five-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods and the third quintile for the three-year period.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD Small-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three-year period and slightly outperformed for the five-year period; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three-year period.

Pacific Dynamix – Moderate Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that performance relative to peers has recently improved.

Pacific Dynamix –Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

Portfolio Optimization Conservative Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and slightly outperformed for the five-year period; (2) outperformed its custom benchmark for the one- and three-year periods and underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five-year period; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period and the third quintile for the five-year period.

Portfolio Optimization Moderate Portfolio

The Fund: (1) slightly outperformed its Selected Performance Peer Group median for the one-year period, slightly underperformed for the three-year period and underperformed for the five-year period; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five-year period.

Portfolio Optimization Growth Portfolio

The Fund: (1) slightly outperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three-year period and underperformed for the five-year period; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period and the fourth quintile for the five-year period.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fifth quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA is encouraged by recent improved performance relative to peers.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds of the Trust. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally. The Trustees also noted that certain of the Underlying Funds are also available as investment options outside of the Asset Allocation Funds.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds (except in the case of the Trust’s index Funds). With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”). A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

Equity Long/Short Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Comstock Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Long/Short Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds and that the Fund’s Operating Expenses exclude investment-related expenses.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Developing Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Diversified Alternatives Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Currency Strategies Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Global Absolute Return Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds and that the Fund’s Operating Expenses exclude investment-related expenses.

PSF DFA Balanced Allocation Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Core Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Floating Rate Loan Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee. The Trustees also considered that the Selected Expense Peer Group included non-insurance dedicated funds.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Inflation Strategy Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD 1-3 Year Corporate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

During their review, the Trustees considered that all of the Funds, except for the Equity Long/Short Portfolio, Portfolio Optimization Funds and Underlying Funds of the Pacific Dynamix Funds, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and/or advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund, as applicable. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

The Trustees considered that the advisory fee schedules contained one or more breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Asset Allocation Funds. The Independent Trustees noted that the Portfolio Optimization Funds, Pacific Dynamix Funds and Diversified Alternatives Portfolio are funds-of-funds that invest in other Funds of the Trust that have advisory fee schedules containing one or more breakpoints that reduce the total advisory fees paid by shareholders of these Asset Allocation Funds as assets grow. With respect to the Portfolio Optimization Funds, the Trustees noted that the advisory fee was initially priced to scale, whereby the fee was set at an amount that takes into account the current size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

III. Other Sub-Advisory Agreement Approvals

In addition to considering the renewal of the Advisory Agreement and existing Sub-Advisory Agreements during the period, the Board considered and approved a change in sub-adviser for the Inflation Strategy Portfolio effective on or about November 1, 2017, and a new sub-advisory agreement for the Mid-Cap Equity Portfolio effective November 17, 2017. Under the 1940 Act, a new sub-advisory agreement generally requires shareholder approval; however, pursuant to an exemptive order issued to Pacific Life Insurance Company (“Pacific Life”) by the Securities and Exchange Commission (“SEC”) on October 13, 1999 and relied upon by the Trust and PLFA, PLFA and the Trust can hire, terminate, and replace, as applicable, sub-advisers and enter into new sub-advisory agreements (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval in accordance with the requirements of the exemptive order.

Inflation Strategy Portfolio

At an in-person meeting on June 21, 2017, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective on or about November 1, 2017, a new sub-advisory agreement with Barings LLC (“Barings”), with respect to the Inflation Strategy Portfolio (the “Barings Sub-Advisory Agreement”) and appointed Barings as the new sub-adviser for the Fund. Also at the June 21, 2017 meeting, the Board terminated the sub-advisory agreement for the Fund with the prior sub-adviser upon the effectiveness of the Barings Sub-Advisory Agreement. Barings’ appointment as the sub-adviser and the Board’s approval of the Barings Sub-Advisory Agreement were made in accordance with the requirements of the exemptive order and do not require shareholder approval. In order to facilitate the sub-adviser change, a portion of the Fund’s holdings were sold and new investments were purchased in accordance with recommendations by Barings. PLFA and/or the Trust retained a transitioning agent in order to reduce transaction costs associated with the purchase and sale of portfolio holdings in connection with the transition.

In considering the appointment of Barings as a sub-adviser, the Board reviewed with PLFA its rationale for recommending a change in sub-adviser for the Inflation Strategy Portfolio. The Board, including the Independent Trustees, also considered, among other things, the factors described below in evaluating PLFA’s recommendation that Barings be appointed as the new sub-adviser for the Fund and in evaluating the proposed Barings Sub-Advisory Agreement. Additionally, the Board considered the process employed by PLFA in reaching a recommendation for a new sub-adviser, including due diligence conducted by PLFA on the investment resources and personnel of a potential sub-adviser and an assessment of the investment strategies used by a potential sub-adviser. In addition, the Board reviewed information provided by PLFA regarding the specific criteria and information evaluated by PLFA during the selection process of Barings and PLFA’s analysis in reaching its conclusion to recommend Barings as sub-adviser for the Fund. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the sub-advisers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Board believed it to be appropriate. Prior to making a decision, the Trustees also considered the report of PLFA’s Conflicts Review Committee.

In evaluating the Barings Sub-Advisory Agreement for the Inflation Strategy Portfolio, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining Barings as the new sub-adviser to the Inflation Strategy Portfolio, particularly in light of the nature, extent, and quality of the services expected to be provided by Barings. In this regard, the Trustees considered various materials relating to Barings, including copies of the proposed Barings Sub- Advisory Agreement; copies of Barings’ Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the Barings Sub-Advisory Agreement, Barings would be responsible for providing the investment management services for the Inflation Strategy Portfolio’s assets, including providing investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of Barings, including the background and experience of Barings’ management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that the Trust’s Chief Compliance Officer (“CCO”) had reviewed the written compliance policies and procedures and code of ethics of Barings. The Trustees also considered the CCO’s assessment of Barings’ compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics prior to the effectiveness of the Barings Sub-Advisory Agreement. The Trustees also took note of the due diligence PLFA conducted with respect to Barings, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by Barings.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Inflation Strategy Portfolio by Barings under the Barings Sub-Advisory Agreement.

B. Performance

The Trustees considered PLFA’s efforts to identify advisory firms that are qualified to manage an inflation-protected strategy and PLFA’s identification of Barings to serve as sub-adviser with regard to the Inflation Strategy Portfolio’s day-to-day investment activities. The Trustees considered factors concerning performance in connection with their consideration of this matter and in connection with approval of the related Barings Sub-Advisory Agreement, including the factors described below.

The Trustees considered information about the historical performance of a fund managed by the same Barings portfolio managers that would manage the Inflation Strategy Portfolio using similar investment strategies (the “Barings Comparable Performance”). The Trustees considered

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

that this information included a comparison of the Barings Comparable Performance against a pertinent benchmark and against the applicable peer group for the one-, three- and five-year periods as of March 31, 2017. The Trustees also considered that this information included a comparison of the Barings Comparable Performance against a pertinent benchmark and an applicable peer group for each of the previous nine calendar years. Additionally, the Trustees considered the standard deviation, risk-adjusted returns and other performance metrics of the Barings Comparable Performance during certain periods.

The Trustees considered additional information about the historical performance of another fund managed by Barings using similar investment strategies as those proposed for the Inflation Strategy Portfolio against a pertinent benchmark for the one-, three-, five- and ten-year and since inception periods, as applicable, as of March 31, 2017. The Trustees also considered the need for Barings to adhere to the Fund’s general investment mandate in order to function appropriately in the Portfolio Optimization Portfolios.

The Board determined that Barings’ performance record was acceptable.

C. Advisory and Sub-Advisory Fees

The Trustees considered comparative fee information regarding the fees charged under other advisory contracts of Barings with regard to other funds with substantially similar investment strategies as the Inflation Strategy Portfolio. The Trustees also considered that the proposed sub-advisory fee schedule under the Barings Sub-Advisory Agreement contains breakpoints and is the same as the sub-advisory fee schedule for the current sub-adviser. The Trustees also considered the portion of the advisory fee retained by PLFA and that the advisory fee schedule would remain unchanged. In comparing the proposed sub-advisory fees to be paid by the Fund to fees charged by Barings for the other similarly-managed funds, the Trustees noted that there were differences in the nature of the Fund and those other funds, the services provided to each and the competitive and regulatory landscapes surrounding each that could reasonably be expected to account for differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and Barings, and that the Inflation Strategy Portfolio’s sub-advisory fees are paid by PLFA and are not paid directly by the Fund. The Trustees also considered that there are certain costs associated with a sub-adviser change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this sub-adviser change.

The Board concluded that the compensation payable under the Barings Sub-Advisory Agreement is fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees considered information regarding the anticipated costs to Barings of sub-advising the Inflation Strategy Portfolio and the projected profitability of the Barings Sub-Advisory Agreement to Barings, to the extent practicable based on the information provided by Barings. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. Given the arms’-length nature of the relationship between PLFA and Barings with respect to the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA, and the fact that the projected profitability of the Barings Sub-Advisory Agreement to Barings is an estimate because it had not yet begun to manage the Fund, the Trustees considered that projected profitability information for Barings at this time was of limited utility.

The Trustees also considered the organizational strengths of Barings and its ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that will provide services to the Inflation Strategy Portfolio. The Board concluded that the Fund’s fee structure reflected in the Barings Sub-Advisory Agreement is fair and reasonable.

E. Ancillary Benefits

The Trustees received information from PLFA and Barings concerning other benefits that may be received by Barings and its affiliates as a result of their relationship with the Inflation Strategy Portfolio, including commissions that may be paid to broker-dealers affiliated with Barings and the anticipated use of soft-dollars by Barings. In this regard, the Trustees noted that Barings represented that it anticipates utilizing affiliated broker-dealers and that it does not anticipate using soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered potential benefits to be derived by Barings from its relationship with the Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the Barings Sub-Advisory Agreement is in the best interests of the Inflation Strategy Portfolio and its shareholders; and (ii) the compensation payable under the Barings Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Mid-Cap Equity Portfolio

The Board approved a new sub-advisory agreement with Scout Investments, Inc. (“Scout”), the sub-adviser for the Mid-Cap Equity Portfolio, in connection with the acquisition of Scout by Carillon Tower Advisers, Inc. from UMB Financial Corporation (the “Acquisition”) effective November 17, 2017. The Acquisition, a change of control, resulted in the automatic termination of the sub-advisory agreement with Scout. Accordingly, at an in-person meeting on September 20, 2017, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective upon the effective date of the Acquisition, a new sub-advisory agreement with Scout, with respect to the Fund.

The Trustees considered that Scout currently sub-advises the Mid-Cap Equity Portfolio pursuant to a sub-advisory agreement dated January 1, 2013 (the “Current Sub-Advisory Agreement”), and that they were being asked to evaluate a new sub-advisory agreement with Scout for the Fund (the “New Sub-Advisory Agreement”) in light of the anticipated change in control of Scout, which will result in the automatic termination of the Current Sub-Advisory Agreement.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Board, including the Independent Trustees, considered, among other things, PLFA’s rationale for recommending that Scout continue to serve as sub-adviser for the Mid-Cap Equity Portfolio. The Board, including the Independent Trustees, also considered, among other things, the factors described below in evaluating PLFA’s recommendation that Scout continue to be retained as the sub-adviser for the Fund and in evaluating the proposed New Sub-Advisory Agreement. Prior to making a decision, the Trustees also considered the report of PLFA’s Conflicts Review Committee.

In evaluating the New Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

•

The Current Sub-Advisory Agreement was last renewed by the Board, including all the Independent Trustees, at an in-person meeting on December 14, 2016. In connection with that renewal, the Trustees reviewed information regarding the nature, extent and quality of services provided by Scout; the investment results of the Fund; the sub-advisory fees paid to Scout; Scout’s costs in managing the Fund and its profitability from the Fund; and other benefits received by Scout and its affiliates as a result of their relationship with the Fund.

•

Scout represented to the Board that after the change in control: its Chief Executive Officer and Chief Operating Officer will remain as executive leadership for Scout; there will be no changes to the Fund’s portfolio management team, trading team or order management system; all investment, investment operations, and investment-related compliance functions will continue to report to Scout leadership; and there is a multi-year employment contract in place for the Fund’s lead portfolio manager.

•	There is expected to be no change in the level of services provided to the Fund.

•	The sub-advisory fee rates under the New Sub-Advisory Agreement are the same as those under the Current Sub-Advisory Agreement.

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the New Sub-Advisory Agreement is in the best interests of the Mid-Cap Equity Portfolio and its shareholders; and (ii) the compensation payable under the New Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of Fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington D.C. (information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to Fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectuses and Statement of Additional Information (“SAI”). The prospectuses and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to Fund securities is described in the Trust’s SAI.

Availability of a Complete Schedule of Investments

The Trust’s annual and semi-annual reports may contain a summary schedule of investments (“SOI”) for certain Funds. A complete schedule for each summary SOI presented is available as noted below.

How to Obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), the Pacific Dynamix Underlying Funds annual and semi-annual reports, and complete Schedules of Investments are available:

•	On the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm

•	On the SEC’ website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Annuity Financial Advisors: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-347-7787

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

6 a.m. through 5 p.m. Pacific Time (Monday through Friday)

Pacific Life Insurance Company/

Pacific Life & Annuity Company

Mailing Address:

P.O. Box 2378

Omaha, Nebraska 68103-2378

From Nos. 15-20951-20 1331-18A

Pacific Dynamix Underlying Funds

Annual Report

As of December 31, 2017

TABLE OF CONTENTS

PACIFIC SELECT FUND

Performance Discussion	A-1
Schedules of Investments	B-1
Financial Statements:
Statements of Assets and Liabilities	C-1
Statements of Operations	C-3
Statements of Changes in Net Assets	C-5
Financial Highlights	C-6
Notes to Financial Statements	D-1
Report of Independent Registered Public Accounting Firm	E-1
Disclosure of Fund Expenses	F-1
Trustees and Officers Information	F-2
Approval of Investment Advisory and Sub-Advisory Agreements	F-5
Where to Go for More Information	F-21

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in Pacific Select Fund (the Trust ) as it relates specifically to the underlying funds (the Pacific Dynamix Underlying Funds) of the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (the Pacific Dynamix Portfolios). This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains information about the Trust and each of its funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The value of a fund changes as its asset values go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Pacific Dynamix Underlying Fund includes reinvestment of all dividends and capital gain distributions, if any. Past performance is not predictive of future performance. This report shows you the performance of the Trust’s Pacific Dynamix Underlying Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Pacific Dynamix Underlying Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses, and cannot be purchased directly by investors. Index returns include reinvested dividends.

Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Trust and supervises the management of the Pacific Dynamix Underlying Funds of the Trust (subject to the review of the Trust’s Board) and directly manages the three Pacific Dynamix Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended December 31, 2017. PLFA also supervises the management of other funds; however, this report pertains only to the Pacific Dynamix Underlying Funds of the Pacific Dynamix Portfolios.

PLFA has retained other firms to serve as sub-advisers for the Pacific Dynamix Underlying Funds under its supervision. Each of these sub- advisers has written a separate commentary specific to each Pacific Dynamix Underlying Fund(s) they manage and as such, is based on their opinions of how their Pacific Dynamix Underlying Fund(s) performed during the year. The views expressed in those commentaries reflect those of the sub-adviser for the fiscal year ended December 31, 2017.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its adviser and the sub-advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we,” “I,” or “ours” are references to the sub-adviser or adviser, as applicable. The adviser and sub-advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward- looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented and the Statement of Additional Information, as supplemented.

The sub-advisers and the Pacific Dynamix Underlying Funds that they manage as of December 31, 2017, are listed below:

Sub-adviser	Pacific Dynamix Underlying Fund	Page Number
SSGA Funds Management, Inc. (SSGA)	PD 1-3 Year Corporate Bond Portfolio PD Aggregate Bond Index Portfolio PD High Yield Bond Market Portfolio	A-3 A-3 A-4
BlackRock Investment Management, LLC (BlackRock)	PD Large-Cap Growth Index Portfolio PD Large-Cap Value Index Portfolio PD Small-Cap Growth Index Portfolio PD Small-Cap Value Index Portfolio	A-5 A-6 A-7 A-8
Dimensional Fund Advisors LP (DFA)	PD Emerging Markets Portfolio PD International Large-Cap Portfolio	A-9 A-10

Market Conditions (for the year ended December 31, 2017)

Executive Summary

Positive market conditions and economic optimism supported risk assets throughout 2017. Globally, economic growth continued apace and concerns eased over potential geopolitical events, providing a tailwind for global equities.

See explanation of benchmark definitions on A-11 and A-12

A-1

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Over the reporting period, the S&P 500 Index returned 21.83%, notably without any negative monthly returns. Although the Federal Reserve (Fed) maintained its gradual monetary tightening trajectory, many central banks around the globe continued providing support through quantitative easing programs. Economic activity strengthened across much of Europe and Japan, which fed growing investor optimism. Additionally, the tide of the populist movement throughout Europe that drew concerns during the prior period ebbed, which further eased investor anxieties over the reporting period.

Crude oil prices, which plummeted in the prior period, stabilized as the Organization of Petroleum Exporting Countries (OPEC) and Russia agreed to cut production. After the price of crude oil (West Texas Intermediate) hit low-$40s, it finished the reporting period above $60 per barrel.

In the U.S., investors were hopeful on stimulus packages from the Trump administration. Despite slow progress, the Republicans managed to pass tax reform before year-end that lowers the corporate tax rate from 35% to 21% and contains other provisions that may prove stimulative for the economy in the near term. Additionally, the Trump administration has been a proponent of deregulation, which would be beneficial for certain sectors such as financials and energy.

Fixed Income

The U.S. 10-year Treasury yield was rangebound between 2.1% and 2.6% as inflation remained tame throughout the reporting period. While the 10-year yield had been trending lower for much of the reporting period, it crept higher once the Fed announced that it would begin to unwind the $4.5 trillion balance sheet it had amassed since the Financial Crisis. The broad bond market (as defined by the Bloomberg Barclays U.S. Aggregate Bond Index) returned 3.54% for the reporting period.

Riskier bond asset classes delivered solid returns over the reporting period. High yield bonds, especially those of lower credit quality, considerably outperformed higher-rated investment-grade bonds. Credit spreads, which move in the opposite direction of prices, contracted throughout the reporting period. This contraction coincided with steadily improving energy prices since energy producers represent a sizeable portion of the high yield market. Improving commodity prices also provided a tailwind for emerging market debt, given that much of this debt is issued by commodity exporters.

Domestic Equity

Domestic equities edged out solid gains despite experiencing some volatility throughout the reporting period. The S&P 500 Index gained 21.83% over the reporting period. Reversing the trend from the prior reporting period, growth stocks finished this reporting period significantly higher than their value counterparts. Compared to value, growth styles tend to have a sizeable overweight to the information technology sector, which was the strongest performing sector in the S&P 500 Index over the reporting period.

International Equity

International equities ended the year with solid gains as the MSCI EAFE Index (Net) returned 25.03% over the reporting period. Japan and the United Kingdom (U.K.) represent a large portion of the index, which contributed to performance. In general, Japan and European markets delivered solid returns as their respective central banks remained very accommodative throughout the reporting period.

Emerging market equities also performed well as the MSCI Emerging Markets Index (Net) returned 37.28% over the reporting period. Asian markets, which represent a large portion of the index, provided much of the boost as the Chinese economy continued to show resilience and the One Belt One Road initiative gained traction.

Concluding Remarks

Capital expenditures are likely to continue increasing for domestic firms through 2018, which should provide the greatest tailwind. These investments will likely require a higher degree of skilled labor, pushing up wages, productivity, and ultimately spending by the U.S. consumer, which accounts for more than two-thirds of gross domestic product (GDP). The recent tax package and the prospect for infrastructure spending should likewise push economic activity and corporate earnings higher, which aligns with expectations for higher growth across developed and developing economies worldwide. These tailwinds represent an oft-cited Goldilocks scenario where moderate growth prolongs the bull market while the three bears of market euphoria, inflation, and protectionism remain dormant risks.

Many prominent headwinds for investors have receded for 2018 and remain asleep now, though we would view them as significant risks if they were to wake. Much of the extreme U.S. election-year rhetoric in 2016 around protectionism in reference to the North American Free Trade Agreement (NAFTA) and the U.S. approach toward China did not materialize as policy in 2017. However, the negative impact on global growth should the U.S., the world’s largest importer, or other major economies turn inward, is significant. While nationalist movements have not won elections in France or Germany, they have maintained a presence in regional parliaments and could pose a challenge to global trade should voter sentiment shift once again. Upcoming elections in Italy and Spain will once more test populism’s appeal. Meanwhile, Brexit is only just beginning to weigh on the U.K. economy. Inflation is also expected to pick up globally in the latter part of 2018, which may bring about a swifter shift away from accommodative central-bank policies that have propped up asset prices worldwide.

The prevalence of tailwinds and retreating headwinds points to continued outperformance of risk assets, such as equities, domestically and abroad. The U.S. equity markets finally may favor value stocks because they tend to generate more revenue domestically than growth stocks, and therefore stand to benefit more from tax reform as well as potential infrastructure and regulatory reforms taking place here in the U.S. A combination of central-bank tapering, gradually rising global inflation, and the coming uptick in the Fed’s balance sheet unwind finally may send longer maturity yields higher and temper the curve flattening thus far caused by the Fed’s rate increases. And while the major risks to markets are not active headwinds, investors would be wise to look out for any signs of market euphoria, inflation shocks, or protectionist policy that, while likely to remain asleep for 2018, could wake and spoil the party.

See explanation of benchmark definitions on A-11 and A-12

A-2

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

PD 1-3 Year Corporate Bond Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the PD 1-3 Year Corporate Bond Portfolio’s Class P returned 1.50%, compared to a 1.85% return for its benchmark, the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on April 30, 2014 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	Since Inception (4/30/14)

Fund's Class P	1.50%	1.09%
Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index	1.85%	1.54%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks to track as closely as possible, before fees and expenses, the return of the benchmark. The SSGA passive portfolio management team uses a stratified sampling approach to match the index’s major risk characteristics and does not over- or under-weight sectors or securities in an effort to add value above the Fund’s benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance

The top performing industries within the benchmark, as measured by excess return over similarly duration-matched U.S. Treasuries, were the basic industrial and financial industrial sectors. The bottom performing sectors within the benchmark were capital goods and technology sectors.

U.S. economic data retained a mostly positive tone throughout the first quarter of the reporting period, as the job market showed continued strength, with non-farm payrolls adding jobs in the first two months, and consumer confidence measures soaring. In line with market expectations, the Fed announced its decision to raise its lending rate, with only Minneapolis Fed president Neel Kashkari voting to keep rates unchanged.

To begin the second quarter, the market’s focus shifted to political headlines. The President released a much anticipated outline of his Tax Plan, which highlighted the Administration’s goal of simplifying the tax code, eliminating itemized deductions, and increasing the standard deduction. The quarter one GDP reading came in below expectations, with advance estimates showing growth coming in behind consensus. In June, the Federal Open Market Committee (FOMC) decided to raise the Federal Funds rate. Additionally, they reaffirmed their commitment to one more additional hike in 2017 and all but assured that balance sheet reduction would start fairly soon. Although the market had effectively priced in a June hike, what caught the market’s attention was the hawkish nature of the announcement.

The third quarter started with some interesting news on the inflation front as the FOMC released its June meeting minutes, which highlighted a split committee that seemed unsure about the level of weakness in inflation data. In August, economic data was strong with second-quarter GDP growth being revised upwards while unemployment fell. The Consumer Sentiment Index jumped, beating estimates and returning to the peak it reached in January on promises from the new administration. In September, in line with market expectations, the FOMC announced the beginning of unwinding its quantitative easing program while leaving rates unchanged. The market reacted as expected, with rates continuing to rise. Policy rate projections for 2017 and 2018 remained unchanged.

The fourth quarter began on a positive note as September’s unemployment rate continued to fall. In November, Jerome Powell was selected as the next Fed Chair. The news of Powell seemed to do little to move either equity or fixed income markets as his views were considered to be largely in line with the outgoing Chair Janet Yellen. To kick off December, the Senate successfully passed its version of tax reform, sending the U.S. 10-year higher. The FOMC revised its expectations for 2018 GDP upwards while leaving its inflation expectations unchanged. Late in the month, the House finally passed a revised tax reform bill sparking a sell-off in rates. Not long thereafter, the Senate passed the bill as well, only strengthening the Treasury sell-off as the U.S.10-year yield pushed near its highest level since March of this year.

PD Aggregate Bond Index Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the PD Aggregate Bond Index Portfolio’s Class P returned 3.37%, compared to a 3.54% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

See explanation of benchmark definitions on A-11 and A-12

A-3

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	3.37%	1.88%	3.58%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.95%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks to track as closely as possible, before fees and expenses, the return of the benchmark. The SSGA passive portfolio management team uses a sampling approach to match the index’s major risk characteristics and does not over- or under-weight sectors or securities in an effort to add value above the Fund’s benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Of the four major benchmark components, the largest contributor to the performance of the index was the corporate sector. Conversely, the treasury sector contributed the least on a total return basis.

The Fund is passively managed to capture, as closely as possible, the holdings and returns of the Bloomberg Barclays U.S. Aggregate Bond Index. During the reporting period, to gain exposure to the Mortgage-Backed Securities (MBS) portion of this index, the Fund, in part, purchased Mortgage To-Be-Announced (TBAs).

U.S. economic data retained a mostly positive tone throughout the first quarter of the reporting period, as the job market showed continued strength, with non-farm payrolls adding jobs in the first two months, and consumer confidence measures soaring. In line with market expectations, the Fed announced its decision to raise its lending rate, with only Minneapolis Fed president Neel Kashkari voting to keep rates unchanged. The curve flattened over the quarter as the back end fell while the front end rose.

To begin the second quarter, the market’s focus shifted to political headlines. The President released a much anticipated outline of his Tax Plan, which highlighted the Administration’s goal of simplifying the tax code, eliminating itemized deductions, and increasing the standard deduction. The quarter one GDP reading came in below expectations, with advance estimates showing growth coming in behind consensus. In June, the FOMC decided to raise the Federal Funds rate. Additionally, they reaffirmed their commitment to one more additional hike in 2017 and all but assured that balance sheet reduction would start fairly soon. Although the market had effectively priced in a June hike, what caught the market’s attention was the hawkish nature of the announcement.

The third quarter started with some interesting news on the inflation front as the FOMC released its June meeting minutes, which highlighted a split committee that seemed unsure about the level of weakness in inflation data. In August, economic data was strong with second-quarter GDP growth being revised upwards while unemployment fell. The Consumer Sentiment Index jumped, beating estimates and returning to the peak it reached in January on promises from the new administration. In September, in-line with market expectations, the FOMC announced the beginning of unwinding its quantitative easing program while leaving rates unchanged. The market reacted as expected, with rates continuing to rise. Policy rate projections for 2017 and 2018 remained unchanged, whereas estimates for 2019 and the long-run neutral rate each fell.

The fourth quarter began on a positive note as September’s unemployment rate continued to fall. In November, Jerome Powell was selected as the next Fed Chair. The news of Powell seemed to do little to move either equity or fixed income markets as his views were considered to be largely in line with the outgoing Chair Janet Yellen. To kick off December, the Senate successfully passed its version of tax reform, sending the U.S. 10-year higher. The FOMC revised its expectations for 2018 GDP upwards while leaving its inflation expectations unchanged. Late in the month, the House finally passed a revised tax reform bill sparking a sell-off in rates. Not long thereafter, the Senate passed the bill as well.

PD High Yield Bond Market Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the PD High Yield Bond Market Portfolio’s Class P returned 6.93%, compared to a 7.50% return for its benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

See explanation of benchmark definitions on A-11 and A-12

A-4

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	6.93%	5.35%	9.07%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	7.50%	5.78%	10.97%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks to track as closely as possible, before fees and expenses, the return of the benchmark. The SSGA passive portfolio management team uses a stratified sampling approach to match the index’s major risk characteristics and does not over- or under-weight sectors or securities in an effort to add value above the Fund’s benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

The top performing industries within the benchmark, as measured by excess return over similarly duration-matched U.S. Treasuries, were transportation and electric utility sectors. The bottom performing sectors within the benchmark were communications and natural gas sectors.

In the first quarter of the reporting period, on the back of political optimism surrounding the potential for fiscal stimulus out of the U.S. and continued supportive economic data around the globe, the market’s risk-on sentiment continued to support the high yield market over the first two months. Moving towards the end of the quarter, the market began to question the ability of President Donald Trump to enact fiscal reform as his effort to repeal and replace the Affordable Care Act was unsuccessful. The market has appeared to interpret the failed Healthcare reform as an indicator of the President’s likely path for success moving forward, which has consequently pushed rates lower. Issuance was strong over the first quarter, with new index par issued in March. The option adjusted spread (OAS) of the index tightened over the quarter as credit conditions improved.

Over the second quarter, continued political turmoil supported a rally in U.S. Treasury rates as the market was reminded of the Administration’s continual struggle to focus on fiscal reform. The market’s preference for fixed income assets and a strong corporate earnings season supported the U.S. high yield market over the quarter. Conversely, the pullback in the oil rally and structural challenges in the retail space put downward pressure on the returns of energy and retail related issuers, negatively impacting the U.S. high yield market. Retail related issuers struggled over the quarter due to the continued move away from brick and mortar establishments towards online retailers. The OAS of the index tightened over the quarter as credit conditions improved.

In the third quarter, high yield spreads tightened. The risk on trade was still alive as investors reached for yield in the low yield environment. Energy sectors performed well as oil prices rose, led by refiners and oil field services. In general, CCC rated bonds outperformed issuers rated BB and single B. Investor demand for yield continued to result in more issuer flexibility and general weakening of covenant protections in both bonds and loans.

In the fourth quarter, high yield spreads continued to tighten. Energy sectors performed well given the strength in West Texas Intermediate (WTI); transportation and banking outperformed as well while communications lagged.

PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the PD Large-Cap Growth Index Portfolio’s Class P returned 29.90%, compared to a 30.21% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-11 and A-12

A-5

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	29.90%	17.09%	16.95%
Russell 1000 Growth Index	30.21%	17.33%	17.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 1000 Growth Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reflation trade in the U.S. gained steam in the first quarter of the reporting period. Macro data highlighted continued economic growth and a strengthening labor market, which supported the Fed’s decision to increase the Federal Funds rate by 0.25% in March, marking the second rate hike in the past six months. The Fed’s summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.

In the second quarter of the reporting period, political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9th and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials were an enduring source of negative market sentiment. One of the largest single day declines during this quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17th.

Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter of the reporting period. This backdrop pushed volatility to the lowest levels in recorded history, with the Chicago Board Options Exchange (CBOE) Volatility index averaging a record low of 10.94 in the quarter.

The U.S. economy continued to demonstrate strength throughout the fourth quarter of the reporting period. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that nominal quarter three GDP surged 4.1% year over year (YoY) and real GDP increased 2.3% YoY. This optimism was expressed throughout many soft indicators.

From a sector perspective, utilities generated the strongest return in the index. Gains were also seen from the information technology and financials sectors. The energy sector was the only negative performer during the reporting period.

PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the PD Large-Cap Value Index Portfolio’s Class P returned 13.48%, compared to a 13.66% return for its benchmark, the Russell 1000 Value Index.

See explanation of benchmark definitions on A-11 and A-12

A-6

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	13.48%	13.85%	14.82%
Russell 1000 Value Index	13.66%	14.04%	15.22%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 1000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reflation trade in the U.S. gained steam in the first quarter of the reporting period. Macro data highlighted continued economic growth and a strengthening labor market, which supported the Fed’s decision to increase the Federal Funds rate by 0.25% in March, marking the second rate hike in the past six months. The Fed’s summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.

In the second quarter of the reporting period, political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9th and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials were an enduring source of negative market sentiment. One of the largest single day declines during this quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17th.

Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter of the reporting period. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility index averaging a record low of 10.94 in the quarter.

The U.S. economy continued to demonstrate strength throughout the fourth quarter of the reporting period. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that nominal quarter three GDP surged 4.1% YoY and real GDP increased 2.3% YoY. This optimism was expressed throughout many soft indicators.

From a sector perspective, information technology generated the strongest return in the index, while materials and financials also drove positive returns during the reporting period. In contrast, the telecommunications services and energy sectors experienced negative returns.

PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the PD Small-Cap Growth Index Portfolio’s Class P returned 21.95%, compared to a 22.17% return for its benchmark, the Russell 2000 Growth Index.

See explanation of benchmark definitions on A-11 and A-12

A-7

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	21.95%	14.99%	16.16%
Russell 2000 Growth Index	22.17%	15.21%	16.56%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Growth Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reflation trade in the U.S. gained steam in the first quarter of the reporting period. Macro data highlighted continued economic growth and a strengthening labor market, which supported the Fed’s decision to increase the Federal Funds rate by 0.25% in March, marking the second rate hike in the past six months. The Fed’s summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.

In the second quarter of the reporting period, political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9th and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials were an enduring source of negative market sentiment. One of the largest single day declines during this quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17th.

Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter of the reporting period. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility index averaging a record low of 10.94 in the quarter.

The U.S. economy continued to demonstrate strength throughout the fourth quarter of the reporting period. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that nominal quarter three GDP surged 4.1% YoY and real GDP increased 2.3% YoY. This optimism was expressed throughout many soft indicators.

From a sector perspective, the health care sector posted the strongest return in the index. Gains were also seen from the telecommunication services and materials sectors. The energy sector was the only negative performer during the reporting period.

PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the PD Small-Cap Value Index Portfolio’s Class P returned 7.59%, compared to a 7.84% return for its benchmark, the Russell 2000 Value Index.

See explanation of benchmark definitions on A-11 and A-12

A-8

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	7.59%	12.80%	14.47%
Russell 2000 Value Index	7.84%	13.01%	14.83%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reflation trade in the U.S. gained steam in the first quarter of the reporting period. Macro data highlighted continued economic growth and a strengthening labor market, which supported the Fed’s decision to increase the Federal Funds rate by 0.25% in March, marking the second rate hike in the past six months. The Fed’s summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.

In the second quarter of the reporting period, political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9th and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials were an enduring source of negative market sentiment. One of the largest single day declines during this quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17th.

Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility index averaging a record low of 10.94 in the quarter.

The U.S. economy continued to demonstrate strength throughout the fourth quarter. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that nominal quarter three GDP surged 4.1% YoY and real GDP increased 2.3% YoY. This optimism was expressed throughout many soft indicators.

From a sector perspective, health care generated the strongest return in the index, while industrials and utilities also drove positive returns during the reporting period. In contrast, the telecommunications services, energy, and consumer staples sectors experienced negative returns.

PD Emerging Markets Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the PD Emerging Markets Portfolio’s Class P returned 36.49%, compared to a 37.28% return for its benchmark, the MSCI Emerging Markets Index (Net).

See explanation of benchmark definitions on A-11 and A-12

A-9

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	36.49%	4.09%	8.45%
MSCI Emerging Markets Index (Net)	37.28%	4.35%	9.24%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks long-term growth of capital by capturing the returns of large market capitalization equity securities in select emerging markets countries. We at DFA employ a disciplined approach that emphasizes broad diversification and consistent exposure to large market capitalization emerging markets equities, but does not attempt to track a specific index. At the end of the reporting period, the Fund held over 1,000 securities invested in 23 emerging markets countries. With the Fund’s diversified approach, performance was generally determined by broad structural trends in emerging country equity markets rather than the behavior of a limited number of securities.

The Fund’s greater emphasis on mid-capitalization equity securities detracted from relative performance, as lower market-capitalization equity securities within the large cap universe generally underperformed larger market capitalization equity securities for the reporting period. At the sector level, the Fund’s lesser allocation to information technology had a negative impact on relative performance, as information technology was the strongest-performing sector for the reporting period. Sector allocations are generally driven by the Fund’s greater emphasis on stocks with smaller market capitalizations, lower relative price (value), and higher profitability. At the country level, the Fund’s lesser allocation to China detracted from relative performance, as China outperformed the overall index. Conversely, the Fund’s lesser allocation to Russia and lack of exposure to Qatar and the United Arab Emirates (UAE) had a positive impact on relative performance, as those countries underperformed the Fund’s benchmark.

PD International Large-Cap Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the Fund perform for the year ended December 31, 2017?

A. For the year ended December 31, 2017, the PD International Large-Cap Portfolio’s Class P returned 25.07%, compared to a 24.21% return for its benchmark, the MSCI World ex USA Index (Net).

See explanation of benchmark definitions on A-11 and A-12

A-10

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	25.07%	7.32%	8.78%
MSCI World ex USA Index (Net)	24.21%	7.46%	9.38%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund seeks long-term growth of capital by capturing the returns of large market capitalization equity securities in select developed countries (excluding the U.S.). We at DFA employ a disciplined approach that emphasizes broad diversification and consistent exposure to large market capitalization equities within developed ex U.S. markets, but does not attempt to track a specific index. At the end of the reporting period, the Fund held over 1,300 securities invested in 32 developed countries. With the Fund’s diversified approach, performance was generally determined by broad structural trends in developed ex U.S. equity markets rather than by behavior of a limited number of securities.

The Fund’s greater emphasis on mid-capitalization equity securities contributed positively to relative performance, as lower market-capitalization equity securities within the large cap universe generally outperformed larger market capitalization equity securities for the reporting period. Additionally, the Fund’s greater emphasis on stocks with higher profitability benefited relative performance, as high-profitability stocks outperformed relative to the benchmark for the reporting period. This effect was particularly notable among value stocks as the Fund placed greater emphasis on value stocks with high profitability which outperformed the benchmark and less emphasis on value stocks with low profitability which underperformed the benchmark.

At the sector level, the Fund’s greater weight than the benchmark in the materials sector contributed to relative performance as the materials sector was among the best performing sectors for the reporting period. Sector allocations are generally driven by the Fund’s greater emphasis on stocks with lower market capitalizations, lower relative price, and higher profitability. Conversely, the Fund’s greater weight in the telecommunications sector detracted from relative performance as the sector was the worst performing in the index for the reporting period.

The Fund’s general exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs underperformed the overall benchmark.

Benchmark Definitions

Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index measures the performance of the short-term U.S. corporate bond market. The Index includes publicly issued U.S. dollar-denominated corporate issues that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

MSCI EAFE (Europe, Australasia, and Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2017, the MSCI EAFE Index (Net) consists of the following 21 developed market countries indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland,

A-11

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of December 31, 2017, the MSCI Emerging Markets Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities in developed markets, excluding the U.S. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

Note:

The Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Growth Index and Russell 2000 Value Index (together, the “Index”) are a trademark of Frank Russell Company (“Russell”) and have been licensed for use by Pacific Select Fund. Neither Russell nor the London Stock Exchange Group companies (together the “Licensor Parties”) sponsor, endorse, sell or promote any portfolios of Pacific Select Fund, and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Pacific Select Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Pacific Select Fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

A-12

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments

December 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 98.6%

Basic Materials - 1.9%

BHP Billiton Finance USA Ltd (Australia) 6.500% due 04/01/19	$200,000	$210,884
Eastman Chemical Co 2.700% due 01/15/20	200,000	201,375
EI du Pont de Nemours & Co
2.200% due 05/01/20	350,000	349,789
4.625% due 01/15/20	200,000	209,739
5.750% due 03/15/19	100,000	104,104
LyondellBasell Industries NV 5.000% due 04/15/19	200,000	205,384
Monsanto Co 2.125% due 07/15/19	200,000	199,351
Newmont Mining Corp 5.125% due 10/01/19	200,000	208,474
Potash Corp of Saskatchewan Inc (Canada) 6.500% due 05/15/19	200,000	210,360
Praxair Inc 4.500% due 08/15/19	200,000	207,451
RPM International Inc 6.125% due 10/15/19	200,000	213,014
Southern Copper Corp (Peru) 5.375% due 04/16/20	150,000	159,853
The Dow Chemical Co
4.250% due 11/15/20	300,000	313,485
5.700% due 05/15/18	200,000	202,651
8.550% due 05/15/19	350,000	379,205
The Sherwin-Williams Co 2.250% due 05/15/20	400,000	398,864
Vale Overseas Ltd (Brazil) 4.625% due 09/15/20	200,000	212,000

		3,985,983

Communications - 7.1%

21st Century Fox America Inc 7.250% due 05/18/18	200,000	203,997
Alibaba Group Holding Ltd (China) 2.500% due 11/28/19	400,000	401,227
Amazon.com Inc
1.900% due 08/21/20 ~	300,000	297,710
2.600% due 12/05/19	200,000	202,108
America Movil SAB de CV (Mexico) 5.000% due 10/16/19	500,000	522,933
AT&T Inc
2.300% due 03/11/19	305,000	305,392
2.450% due 06/30/20	600,000	599,665
5.200% due 03/15/20	400,000	423,005
5.800% due 02/15/19	250,000	259,486
5.875% due 10/01/19	350,000	370,939
Baidu Inc (China) 2.750% due 06/09/19	400,000	400,704
British Telecommunications PLC (United Kingdom) 2.350% due 02/14/19	200,000	200,252
CBS Corp 2.300% due 08/15/19	275,000	274,888
Charter Communications Operating LLC 3.579% due 07/23/20	500,000	509,588
Cisco Systems Inc
1.400% due 09/20/19	300,000	296,913
1.600% due 02/28/19	800,000	796,631
2.450% due 06/15/20	400,000	402,734
4.450% due 01/15/20	750,000	784,508
Comcast Corp
5.150% due 03/01/20	200,000	212,018
5.700% due 07/01/19	172,000	181,075

	Principal Amount	Value
Deutsche Telekom International Finance BV (Germany) 6.000% due 07/08/19	$250,000	$263,681
Discovery Communications LLC
2.200% due 09/20/19	270,000	268,836
5.050% due 06/01/20	24,000	25,243
eBay Inc
2.150% due 06/05/20	60,000	59,610
2.200% due 08/01/19	350,000	349,225
Expedia Inc 5.950% due 08/15/20	200,000	215,294
Historic TW Inc 6.875% due 06/15/18	250,000	255,277
Juniper Networks Inc 3.125% due 02/26/19	50,000	50,402
NBCUniversal Media LLC 5.150% due 04/30/20	600,000	639,423
Omnicom Group Inc
4.450% due 08/15/20	200,000	209,925
6.250% due 07/15/19	150,000	158,620
Orange SA (France)
1.625% due 11/03/19	200,000	197,574
2.750% due 02/06/19	200,000	201,145
5.375% due 07/08/19	250,000	261,396
Scripps Networks Interactive Inc 2.800% due 06/15/20	200,000	200,076
Telefonica Emisiones SAU (Spain)
5.134% due 04/27/20	350,000	370,695
5.877% due 07/15/19	200,000	210,317
Telefonos de Mexico SAB de CV (Mexico) 5.500% due 11/15/19	300,000	317,184
The Walt Disney Co
1.650% due 01/08/19	200,000	199,423
1.800% due 06/05/20	250,000	248,002
1.850% due 05/30/19	300,000	299,485
1.950% due 03/04/20	95,000	94,716
Time Warner Cable LLC
5.000% due 02/01/20	600,000	626,440
8.250% due 04/01/19	350,000	374,159
8.750% due 02/14/19	200,000	213,288
Time Warner Inc 4.875% due 03/15/20	300,000	315,823
Verizon Communications Inc 2.625% due 02/21/20	300,000	302,673
Viacom Inc 5.625% due 09/15/19	200,000	209,332
Vodafone Group PLC (United Kingdom) 5.450% due 06/10/19	270,000	282,241

		15,065,278

Consumer, Cyclical - 7.1%

American Honda Finance Corp
1.200% due 07/12/19	200,000	197,259
1.700% due 02/22/19	100,000	99,598
1.950% due 07/20/20	370,000	367,199
2.000% due 11/13/19	150,000	149,510
2.000% due 02/14/20	150,000	149,269
2.250% due 08/15/19	250,000	250,408
2.450% due 09/24/20	200,000	200,716
Aptiv PLC 3.150% due 11/19/20	200,000	203,210
Carnival Corp 3.950% due 10/15/20	107,000	111,745
Costco Wholesale Corp
1.700% due 12/15/19	250,000	248,437
1.750% due 02/15/20	200,000	198,779
CVS Health Corp
2.250% due 08/12/19	400,000	398,907
2.800% due 07/20/20	400,000	401,878

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-1

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Delta Air Lines Inc 2.875% due 03/13/20	$295,000	$297,121
DR Horton Inc
2.550% due 12/01/20	200,000	199,825
3.750% due 03/01/19	150,000	152,041
Ford Motor Credit Co LLC
1.897% due 08/12/19	200,000	198,552
2.021% due 05/03/19	250,000	248,927
2.262% due 03/28/19	200,000	199,744
2.343% due 11/02/20	200,000	198,222
2.375% due 03/12/19	200,000	200,115
2.597% due 11/04/19	300,000	300,296
2.681% due 01/09/20	800,000	802,279
2.943% due 01/08/19	250,000	251,622
3.157% due 08/04/20	250,000	253,193
General Motors Financial Co Inc
2.350% due 10/04/19	200,000	199,475
2.400% due 05/09/19	200,000	200,098
2.450% due 11/06/20	500,000	496,541
2.650% due 04/13/20	765,000	765,536
3.150% due 01/15/20	300,000	303,516
3.200% due 07/13/20	200,000	202,820
Lowe’s Cos Inc 1.150% due 04/15/19	200,000	197,780
Marriott International Inc 3.000% due 03/01/19	200,000	201,397
McDonald’s Corp
1.875% due 05/29/19	200,000	199,255
2.200% due 05/26/20	200,000	200,020
2.750% due 12/09/20	300,000	303,297
Nordstrom Inc 4.750% due 05/01/20	150,000	157,064
PACCAR Financial Corp
1.400% due 05/18/18	250,000	249,495
2.050% due 11/13/20	100,000	99,272
Ralph Lauren Corp 2.625% due 08/18/20	100,000	100,814
Southwest Airlines Co 2.650% due 11/05/20	200,000	200,931
Starbucks Corp 2.200% due 11/22/20	225,000	225,046
Target Corp
2.300% due 06/26/19	200,000	200,986
3.875% due 07/15/20	250,000	260,363
The Home Depot Inc
1.800% due 06/05/20	412,000	408,842
2.000% due 06/15/19	150,000	150,081
Toyota Motor Credit Corp
1.400% due 05/20/19	200,000	198,217
1.550% due 10/18/19	400,000	396,508
1.700% due 02/19/19	200,000	199,128
1.950% due 04/17/20	450,000	448,311
2.100% due 01/17/19	350,000	350,853
2.125% due 07/18/19	250,000	250,040
2.150% due 03/12/20	200,000	199,421
Wal-Mart Stores Inc
1.750% due 10/09/19	385,000	383,690
3.250% due 10/25/20	350,000	360,706
3.625% due 07/08/20	350,000	362,860
Walgreens Boots Alliance Inc 2.700% due 11/18/19	300,000	301,919

		15,053,134

Consumer, Non-Cyclical - 16.1%

Abbott Laboratories
2.000% due 03/15/20	450,000	446,493
2.350% due 11/22/19	500,000	500,281
5.125% due 04/01/19	200,000	207,051
AbbVie Inc 2.500% due 05/14/20	900,000	903,217

	Principal Amount	Value
Aetna Inc 2.200% due 03/15/19	$200,000	$199,914
Allergan Funding SCS 3.000% due 03/12/20	1,050,000	1,059,926
Altria Group Inc
2.625% due 01/14/20	200,000	201,336
9.250% due 08/06/19	200,000	221,759
Amgen Inc
1.900% due 05/10/19	200,000	199,404
2.125% due 05/01/20	200,000	199,036
2.200% due 05/22/19	200,000	200,092
2.200% due 05/11/20	350,000	348,242
3.450% due 10/01/20	150,000	154,236
5.700% due 02/01/19	200,000	207,631
Anheuser-Busch InBev Finance Inc (Belgium) 1.900% due 02/01/19	1,110,000	1,107,917
Anheuser-Busch InBev Worldwide Inc (Belgium)
5.000% due 04/15/20	400,000	424,636
5.375% due 01/15/20	700,000	742,887
6.875% due 11/15/19	250,000	270,974
7.750% due 01/15/19	200,000	211,262
Anthem Inc 2.500% due 11/21/20	530,000	529,219
AstraZeneca PLC (United Kingdom)
1.950% due 09/18/19	200,000	198,934
2.375% due 11/16/20	400,000	399,640
Automatic Data Processing Inc 2.250% due 09/15/20	250,000	250,722
BAT Capital Corp (United Kingdom) 2.297% due 08/14/20 ~	500,000	497,529
Baxalta Inc
2.000% due 06/22/18	100,000	99,988
2.875% due 06/23/20	83,000	83,579
Becton Dickinson & Co
2.133% due 06/06/19	200,000	199,612
2.404% due 06/05/20	105,000	104,485
2.675% due 12/15/19	450,000	451,785
Biogen Inc 2.900% due 09/15/20	350,000	354,972
Block Financial LLC 4.125% due 10/01/20	150,000	154,699
Boston Scientific Corp
2.850% due 05/15/20	100,000	100,844
6.000% due 01/15/20	200,000	213,570
Bristol-Myers Squibb Co 1.600% due 02/27/19	250,000	248,829
Bunge Ltd Finance Corp 8.500% due 06/15/19	150,000	162,533
Campbell Soup Co 4.500% due 02/15/19	100,000	102,463
Cardinal Health Inc 1.948% due 06/14/19	415,000	412,557
Celgene Corp 2.875% due 08/15/20	450,000	454,448
Coca-Cola European Partners US LLC (United Kingdom) 3.500% due 09/15/20	200,000	205,450
Constellation Brands Inc
2.000% due 11/07/19	160,000	159,016
2.250% due 11/06/20	200,000	198,286
3.875% due 11/15/19	70,000	71,922
Danaher Corp 2.400% due 09/15/20	200,000	200,816
Diageo Capital PLC (United Kingdom) 4.828% due 07/15/20	150,000	159,449
Ecolab Inc 2.000% due 01/14/19	100,000	99,853
Eli Lilly & Co 1.950% due 03/15/19	200,000	199,856

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-2

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Express Scripts Holding Co
2.250% due 06/15/19	$350,000	$349,527
2.600% due 11/30/20	200,000	199,939
General Mills Inc 2.200% due 10/21/19	350,000	350,026
Gilead Sciences Inc
1.850% due 09/20/19	225,000	224,097
2.350% due 02/01/20	250,000	251,232
2.550% due 09/01/20	450,000	454,142
Humana Inc 2.500% due 12/15/20	50,000	49,993
Johnson & Johnson
1.125% due 03/01/19	95,000	94,055
1.950% due 11/10/20	85,000	84,626
2.950% due 09/01/20	250,000	255,430
Kellogg Co
3.250% due 05/21/18	150,000	150,668
4.000% due 12/15/20	200,000	209,601
Kimberly-Clark Corp 1.900% due 05/22/19	200,000	199,497
Kraft Heinz Foods Co
2.000% due 07/02/18	100,000	100,009
2.800% due 07/02/20	200,000	201,257
5.375% due 02/10/20	200,000	211,994
Laboratory Corp of America Holdings 2.500% due 11/01/18	250,000	250,817
Life Technologies Corp 6.000% due 03/01/20	200,000	214,154
McKesson Corp 2.284% due 03/15/19	400,000	400,164
Mead Johnson Nutrition Co (United Kingdom)
3.000% due 11/15/20	150,000	152,298
4.900% due 11/01/19	200,000	209,498
Medtronic Global Holdings SCA 1.700% due 03/28/19	750,000	746,965
Medtronic Inc 2.500% due 03/15/20	400,000	402,473
Merck & Co Inc 1.850% due 02/10/20	400,000	397,871
Merck Sharp & Dohme Corp 5.000% due 06/30/19	150,000	156,454
Molson Coors Brewing Co
1.450% due 07/15/19	80,000	79,023
1.900% due 03/15/19	100,000	99,576
2.250% due 03/15/20	100,000	99,543
Mondelez International Inc 5.375% due 02/10/20	200,000	211,528
Moody’s Corp 2.750% due 07/15/19	200,000	201,279
Mylan Inc 2.600% due 06/24/18	200,000	200,355
Mylan NV 2.500% due 06/07/19	305,000	304,764
Novartis Capital Corp (Switzerland)
1.800% due 02/14/20	280,000	278,018
4.400% due 04/24/20	200,000	209,974
Novartis Securities Investment Ltd (Switzerland) 5.125% due 02/10/19	600,000	619,841
PepsiCo Inc
1.350% due 10/04/19	110,000	108,708
1.550% due 05/02/19	300,000	298,380
1.850% due 04/30/20	200,000	198,444
2.150% due 10/14/20	200,000	199,769
2.250% due 01/07/19	200,000	200,583
3.125% due 11/01/20	250,000	256,614
4.500% due 01/15/20	250,000	261,486
Pfizer Inc
1.450% due 06/03/19	150,000	148,834
1.700% due 12/15/19	250,000	248,468
2.100% due 05/15/19	450,000	450,757

	Principal Amount	Value
Philip Morris International Inc
1.375% due 02/25/19	$200,000	$198,461
1.625% due 02/21/19	150,000	149,251
1.875% due 11/01/19	200,000	198,808
2.000% due 02/21/20	485,000	482,104
Princeton University 4.950% due 03/01/19	150,000	154,851
Quest Diagnostics Inc 2.700% due 04/01/19	200,000	201,139
Reynolds American Inc (United Kingdom)
3.250% due 06/12/20	150,000	152,494
6.875% due 05/01/20	200,000	219,385
8.125% due 06/23/19	200,000	216,389
S&P Global Inc 2.500% due 08/15/18	100,000	100,304
Shire Acquisitions Investments Ireland DAC 1.900% due 09/23/19	700,000	693,879
Stryker Corp
2.000% due 03/08/19	185,000	184,754
4.375% due 01/15/20	250,000	259,988
Sysco Corp
1.900% due 04/01/19	145,000	144,632
2.600% due 10/01/20	200,000	200,972
Teva Pharmaceutical Finance IV LLC (Israel) 2.250% due 03/18/20	200,000	193,500
Teva Pharmaceutical Finance Netherlands III BV (Israel) 1.700% due 07/19/19	415,000	403,325
The Coca-Cola Co
1.375% due 05/30/19	350,000	347,108
1.875% due 10/27/20	300,000	298,549
3.150% due 11/15/20	400,000	411,051
The Estee Lauder Cos Inc 1.800% due 02/07/20	70,000	69,498
The JM Smucker Co
2.200% due 12/06/19	50,000	49,946
2.500% due 03/15/20	100,000	100,294
The Kroger Co
2.000% due 01/15/19	300,000	299,519
6.150% due 01/15/20	200,000	214,982
The Procter & Gamble Co
1.750% due 10/25/19	150,000	149,558
1.900% due 11/01/19	200,000	199,563
1.900% due 10/23/20	105,000	104,469
The Western Union Co 3.650% due 08/22/18	100,000	100,913
Thermo Fisher Scientific Inc 2.400% due 02/01/19	350,000	350,922
Tyson Foods Inc 2.650% due 08/15/19	200,000	201,019
Unilever Capital Corp (United Kingdom)
1.800% due 05/05/20	317,000	314,753
4.800% due 02/15/19	250,000	257,330
UnitedHealth Group Inc
1.625% due 03/15/19	200,000	198,936
1.700% due 02/15/19	300,000	298,939
1.950% due 10/15/20	250,000	247,797
2.700% due 07/15/20	250,000	252,966
Zimmer Biomet Holdings Inc 2.700% due 04/01/20	500,000	500,476

		34,236,905

Energy - 7.3%

Anadarko Petroleum Corp 8.700% due 03/15/19	200,000	214,482
Andeavor Logistics LP 5.500% due 10/15/19	200,000	207,854

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-3

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
BP Capital Markets PLC (United Kingdom)
1.676% due 05/03/19	$260,000	$258,661
2.237% due 05/10/19	200,000	200,309
2.315% due 02/13/20	400,000	401,073
2.521% due 01/15/20	450,000	453,888
4.500% due 10/01/20	200,000	211,692
4.750% due 03/10/19	250,000	257,785
Cenovus Energy Inc (Canada) 5.700% due 10/15/19	260,000	273,584
Chevron Corp
1.561% due 05/16/19	450,000	447,480
1.686% due 02/28/19	100,000	99,749
1.961% due 03/03/20	200,000	199,348
1.991% due 03/03/20	462,000	458,180
2.193% due 11/15/19	150,000	150,342
2.419% due 11/17/20	300,000	301,913
2.427% due 06/24/20	300,000	301,553
Columbia Pipeline Group Inc 3.300% due 06/01/20	250,000	253,697
ConocoPhillips Co 2.200% due 05/15/20	150,000	149,740
Enable Midstream Partners LP 2.400% due 05/15/19	250,000	248,627
Enbridge Energy Partners LP
4.375% due 10/15/20	200,000	208,548
5.200% due 03/15/20	200,000	210,585
Encana Corp (Canada) 6.500% due 05/15/19	200,000	210,200
Energy Transfer LP
4.150% due 10/01/20	250,000	258,302
9.000% due 04/15/19	400,000	431,703
EnLink Midstream Partners LP 2.700% due 04/01/19	150,000	149,900
Enterprise Products Operating LLC
5.200% due 09/01/20	350,000	374,158
6.500% due 01/31/19	350,000	365,811
EOG Resources Inc
5.625% due 06/01/19	200,000	209,311
6.875% due 10/01/18	200,000	207,026
EQT Corp
2.500% due 10/01/20	70,000	69,553
8.125% due 06/01/19	250,000	269,309
Exxon Mobil Corp
1.708% due 03/01/19	500,000	498,880
1.912% due 03/06/20	600,000	597,052
Husky Energy Inc (Canada) 7.250% due 12/15/19	150,000	163,370
Kinder Morgan Energy Partners LP
2.650% due 02/01/19	650,000	651,294
5.300% due 09/15/20	200,000	213,287
Kinder Morgan Inc 3.050% due 12/01/19	300,000	302,727
Magellan Midstream Partners LP 6.550% due 07/15/19	150,000	158,930
Marathon Oil Corp 2.700% due 06/01/20	200,000	200,131
Marathon Petroleum Corp 2.700% due 12/14/18	150,000	150,573
ONEOK Partners LP 3.200% due 09/15/18	200,000	201,195
Pioneer Natural Resources Co 6.875% due 05/01/18	100,000	101,547
Plains All American Pipeline LP 5.750% due 01/15/20	200,000	211,019
Shell International Finance BV (Netherlands)
1.375% due 05/10/19	200,000	198,300
1.375% due 09/12/19	550,000	543,331
2.125% due 05/11/20	500,000	499,100
2.250% due 11/10/20	200,000	200,014
4.375% due 03/25/20	500,000	522,976

	Principal Amount	Value
Total Capital International SA (France) 2.100% due 06/19/19	$350,000	$349,915
Total Capital SA (France) 4.450% due 06/24/20	300,000	315,875
TransCanada PipeLines Ltd (Canada)
2.125% due 11/15/19	100,000	99,672
3.125% due 01/15/19	50,000	50,461
3.800% due 10/01/20	200,000	207,437
7.125% due 01/15/19	200,000	209,785
Valero Energy Corp
6.125% due 02/01/20	150,000	161,621
9.375% due 03/15/19	200,000	216,655
Williams Partners LP 5.250% due 03/15/20	388,000	410,044

		15,489,554

Financial - 42.4%

AerCap Ireland Capital DAC (Netherlands)
3.750% due 05/15/19	475,000	482,637
4.250% due 07/01/20	200,000	207,642
4.625% due 10/30/20	200,000	209,780
Aflac Inc 2.400% due 03/16/20	200,000	200,219
Air Lease Corp
2.125% due 01/15/20	250,000	248,275
3.375% due 01/15/19	200,000	201,972
American Express Co 2.200% due 10/30/20	400,000	396,959
American Express Credit Corp
1.700% due 10/30/19	225,000	222,712
1.875% due 05/03/19	315,000	313,769
2.125% due 03/18/19	200,000	200,021
2.200% due 03/03/20	600,000	598,338
2.250% due 08/15/19	300,000	300,667
2.375% due 05/26/20	200,000	199,825
2.600% due 09/14/20	400,000	402,149
American International Group Inc
2.300% due 07/16/19	200,000	199,906
3.375% due 08/15/20	200,000	204,486
6.400% due 12/15/20	200,000	221,858
American Tower Corp REIT
2.800% due 06/01/20	450,000	453,030
3.400% due 02/15/19	150,000	151,730
Ameriprise Financial Inc 7.300% due 06/28/19	250,000	268,058
Aon Corp 5.000% due 09/30/20	200,000	213,102
Ares Capital Corp
3.875% due 01/15/20	200,000	203,618
4.875% due 11/30/18	150,000	153,458
Australia & New Zealand Banking Group Ltd (Australia)
1.600% due 07/15/19	250,000	247,672
2.050% due 09/23/19	250,000	249,150
2.125% due 08/19/20	250,000	248,112
2.250% due 11/09/20	500,000	497,083
Banco Bilbao Vizcaya Argentaria SA (Spain) 3.000% due 10/20/20	250,000	252,131
Bank of America Corp
2.250% due 04/21/20	450,000	450,438
2.328% (LIBOR + 0.630%) due 10/01/21 §	500,000	498,752
2.369% (LIBOR + 0.660%) due 07/21/21 §	500,000	499,275
2.600% due 01/15/19	500,000	501,755
2.625% due 10/19/20	650,000	655,673
2.650% due 04/01/19	500,000	502,891
5.625% due 07/01/20	400,000	432,390
7.625% due 06/01/19	400,000	430,356

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-4

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Bank of Montreal (Canada)
1.500% due 07/18/19	$250,000	$247,604
1.750% due 09/11/19	250,000	248,029
2.100% due 12/12/19	300,000	299,217
2.100% due 06/15/20	400,000	397,620
Barclays Bank PLC (United Kingdom) 5.140% due 10/14/20	200,000	211,914
Barclays PLC (United Kingdom)
2.750% due 11/08/19	750,000	752,039
2.875% due 06/08/20	350,000	351,445
BB&T Corp
2.450% due 01/15/20	200,000	200,709
2.625% due 06/29/20	150,000	151,065
Berkshire Hathaway Finance Corp
1.300% due 08/15/19	390,000	385,127
1.700% due 03/15/19	150,000	149,530
Berkshire Hathaway Inc 2.100% due 08/14/19	150,000	150,092
BlackRock Inc 5.000% due 12/10/19	200,000	210,352
BNP Paribas SA (France)
2.375% due 05/21/20	350,000	350,535
2.450% due 03/17/19	350,000	351,784
Boston Properties LP REIT 5.625% due 11/15/20	350,000	378,745
BPCE SA (France)
2.500% due 12/10/18	500,000	501,472
2.500% due 07/15/19	250,000	251,116
Branch Banking & Trust Co
1.450% due 05/10/19	850,000	842,045
2.100% due 01/15/20	250,000	249,498
2.250% due 06/01/20	250,000	249,653
Canadian Imperial Bank of Commerce (Canada)
1.600% due 09/06/19	200,000	197,967
2.100% due 10/05/20	200,000	198,524
Capital One Bank USA NA 2.250% due 02/13/19	650,000	649,278
Capital One Financial Corp
2.400% due 10/30/20	50,000	49,723
2.500% due 05/12/20	400,000	399,702
Capital One NA
1.850% due 09/13/19	600,000	594,397
2.350% due 01/31/20	250,000	249,359
Cboe Global Markets Inc 1.950% due 06/28/19	65,000	64,607
Chubb INA Holdings Inc
2.300% due 11/03/20	300,000	299,623
5.900% due 06/15/19	150,000	158,003
Citibank NA
1.850% due 09/18/19	400,000	397,594
2.000% due 03/20/19	500,000	499,086
2.100% due 06/12/20	800,000	794,999
2.125% due 10/20/20	500,000	495,388
Citigroup Inc
2.050% due 06/07/19	300,000	299,207
2.450% due 01/10/20	750,000	750,660
2.500% due 07/29/19	200,000	200,671
2.550% due 04/08/19	300,000	301,128
2.650% due 10/26/20	500,000	501,975
5.375% due 08/09/20	250,000	268,279
Citizens Bank NA
2.200% due 05/26/20	250,000	248,384
2.250% due 03/02/20	250,000	248,926
2.250% due 10/30/20	250,000	247,837
2.450% due 12/04/19	250,000	250,251
Comerica Bank 2.500% due 06/02/20	193,000	192,801

	Principal Amount	Value
Commonwealth Bank of Australia (Australia)
2.050% due 03/15/19	$250,000	$249,752
2.300% due 09/06/19	250,000	250,376
2.300% due 03/12/20	250,000	250,209
2.400% due 11/02/20	400,000	400,060
Compass Bank 2.750% due 09/29/19	15,000	15,046
Cooperatieve Rabobank UA (Netherlands)
1.375% due 08/09/19	250,000	246,681
2.250% due 01/14/19	350,000	350,407
2.250% due 01/14/20	250,000	249,807
Credit Suisse AG (Switzerland)
2.300% due 05/28/19	400,000	400,434
4.375% due 08/05/20	350,000	366,849
5.300% due 08/13/19	200,000	209,474
5.400% due 01/14/20	400,000	422,402
Credit Suisse Group Funding Guernsey Ltd (Switzerland)
2.750% due 03/26/20	400,000	401,752
3.125% due 12/10/20	500,000	506,676
Deutsche Bank AG (Germany)
2.500% due 02/13/19	300,000	299,939
2.700% due 07/13/20	500,000	497,820
2.850% due 05/10/19	500,000	501,789
2.950% due 08/20/20	200,000	200,365
Digital Realty Trust LP REIT 3.400% due 10/01/20	200,000	204,065
Discover Bank 3.100% due 06/04/20	350,000	354,331
ERP Operating LP REIT 4.750% due 07/15/20	105,000	110,710
Fifth Third Bancorp 2.875% due 07/27/20	300,000	303,332
Fifth Third Bank
1.625% due 09/27/19	400,000	395,439
2.200% due 10/30/20	200,000	198,834
2.375% due 04/25/19	200,000	200,600
FS Investment Corp 4.250% due 01/15/20	90,000	91,577
GE Capital International Funding Co 2.342% due 11/15/20	1,300,000	1,294,444
Government Properties Income Trust REIT 3.750% due 08/15/19	116,000	117,007
HCP Inc REIT 3.750% due 02/01/19	200,000	202,436
HSBC Bank USA NA 4.875% due 08/24/20	300,000	317,359
HSBC USA Inc
2.350% due 03/05/20	500,000	500,067
2.375% due 11/13/19	250,000	250,329
2.750% due 08/07/20	600,000	603,475
Intercontinental Exchange Inc 2.750% due 12/01/20	150,000	151,535
International Lease Finance Corp
6.250% due 05/15/19	150,000	157,224
8.250% due 12/15/20	250,000	287,768
Intesa Sanpaolo SPA (Italy)
3.875% due 01/16/18	100,000	100,068
3.875% due 01/15/19	200,000	202,706
Jefferies Group LLC 8.500% due 07/15/19	200,000	217,293
JPMorgan Chase & Co
1.850% due 03/22/19	650,000	647,499
2.200% due 10/22/19	450,000	449,643
2.250% due 01/23/20	1,050,000	1,049,555
2.550% due 10/29/20	500,000	501,633
2.750% due 06/23/20	600,000	605,410
4.250% due 10/15/20	400,000	419,543
4.400% due 07/22/20	450,000	472,881
4.950% due 03/25/20	450,000	475,576
6.300% due 04/23/19	400,000	421,164

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-5

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
JPMorgan Chase Bank NA 1.650% due 09/23/19	$250,000	$247,924
KeyBank NA
1.600% due 08/22/19	250,000	247,302
2.250% due 03/16/20	250,000	249,332
2.350% due 03/08/19	300,000	300,580
2.500% due 12/15/19	250,000	250,778
KeyCorp 2.900% due 09/15/20	200,000	201,988
Kimco Realty Corp REIT 6.875% due 10/01/19	150,000	161,262
Lazard Group LLC 4.250% due 11/14/20	200,000	208,441
Lloyds Bank PLC (United Kingdom)
2.350% due 09/05/19	200,000	200,274
2.400% due 03/17/20	200,000	200,365
2.700% due 08/17/20	200,000	200,842
Manufacturers & Traders Trust Co
2.050% due 08/17/20	250,000	248,242
2.250% due 07/25/19	250,000	250,272
2.300% due 01/30/19	250,000	250,701
Marsh & McLennan Cos Inc 2.350% due 09/10/19	200,000	200,614
Mastercard Inc 2.000% due 04/01/19	200,000	199,866
MetLife Inc 7.717% due 02/15/19	200,000	212,524
Morgan Stanley
2.375% due 07/23/19	950,000	951,337
2.450% due 02/01/19	780,000	782,130
2.650% due 01/27/20	1,000,000	1,004,963
2.800% due 06/16/20	600,000	605,732
5.500% due 01/26/20	400,000	424,068
5.500% due 07/24/20	500,000	536,377
5.625% due 09/23/19	500,000	527,069
MUFG Union Bank NA 2.250% due 05/06/19	250,000	249,707
Nasdaq Inc 5.550% due 01/15/20	200,000	212,084
National Australia Bank Ltd (Australia)
1.375% due 07/12/19	250,000	246,914
2.000% due 01/14/19	250,000	249,592
2.125% due 05/22/20	250,000	248,595
2.250% due 01/10/20	250,000	249,811
2.625% due 07/23/20	250,000	251,395
National Bank of Canada (Canada)
2.150% due 06/12/20	250,000	248,652
2.200% due 11/02/20	400,000	398,539
National Rural Utilities Cooperative Finance Corp
1.650% due 02/08/19	100,000	99,545
2.000% due 01/27/20	450,000	448,582
Nomura Holdings Inc (Japan)
2.750% due 03/19/19	250,000	251,925
6.700% due 03/04/20	300,000	325,189
PNC Bank NA
1.450% due 07/29/19	300,000	296,271
1.950% due 03/04/19	900,000	898,510
2.000% due 05/19/20	600,000	595,282
2.400% due 10/18/19	200,000	200,324
2.450% due 11/05/20	600,000	601,095
Protective Life Corp 7.375% due 10/15/19	150,000	162,627
Prudential Financial Inc 5.375% due 06/21/20	350,000	374,977
Royal Bank of Canada (Canada)
1.500% due 07/29/19	450,000	444,915
1.625% due 04/15/19	650,000	645,514
2.125% due 03/02/20	500,000	498,628
2.150% due 10/26/20	810,000	805,038
2.350% due 10/30/20	75,000	75,008

	Principal Amount	Value
Royal Bank of Scotland Group PLC (United Kingdom) 6.400% due 10/21/19	$250,000	$267,205
Santander Holdings USA Inc
2.650% due 04/17/20	250,000	249,990
2.700% due 05/24/19	200,000	200,484
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 10/16/20	200,000	200,844
Santander UK PLC (United Kingdom)
2.125% due 11/03/20	200,000	198,458
2.350% due 09/10/19	450,000	450,242
2.375% due 03/16/20	200,000	200,103
2.500% due 03/14/19	200,000	200,635
Senior Housing Properties Trust REIT 3.250% due 05/01/19	150,000	150,831
Simon Property Group LP REIT
2.200% due 02/01/19	100,000	100,104
2.500% due 09/01/20	200,000	200,781
Skandinaviska Enskilda Banken AB (Sweden)
1.500% due 09/13/19	250,000	246,833
2.300% due 03/11/20	250,000	249,580
Sumitomo Mitsui Banking Corp (Japan)
1.966% due 01/11/19	200,000	199,530
2.050% due 01/18/19	250,000	249,646
2.250% due 07/11/19	250,000	249,943
2.450% due 01/16/20	650,000	650,364
2.450% due 10/20/20	300,000	300,600
SunTrust Bank 2.250% due 01/31/20	200,000	199,781
SunTrust Banks Inc 2.500% due 05/01/19	200,000	200,796
Svenska Handelsbanken AB (Sweden)
1.500% due 09/06/19	250,000	247,072
1.950% due 09/08/20	250,000	247,404
2.250% due 06/17/19	200,000	200,112
2.400% due 10/01/20	300,000	300,410
2.500% due 01/25/19	250,000	250,985
Synchrony Financial
2.600% due 01/15/19	250,000	250,516
3.000% due 08/15/19	450,000	453,255
TD Ameritrade Holding Corp 5.600% due 12/01/19	200,000	212,339
The Bank of New York Mellon Corp
2.150% due 02/24/20	400,000	399,531
2.200% due 03/04/19	250,000	250,731
2.200% due 05/15/19	350,000	350,504
2.300% due 09/11/19	300,000	300,822
2.450% due 11/27/20	200,000	200,811
2.600% due 08/17/20	200,000	201,591
The Bank of Nova Scotia (Canada)
1.650% due 06/14/19	550,000	545,760
1.950% due 01/15/19	250,000	249,841
2.150% due 07/14/20	500,000	497,675
The Charles Schwab Corp 4.450% due 07/22/20	150,000	158,107
The Goldman Sachs Group Inc
2.000% due 04/25/19	600,000	598,334
2.300% due 12/13/19	620,000	619,820
2.550% due 10/23/19	850,000	851,877
2.600% due 04/23/20	600,000	601,105
2.600% due 12/27/20	400,000	400,211
2.625% due 01/31/19	750,000	753,388
2.750% due 09/15/20	400,000	402,224
5.375% due 03/15/20	600,000	636,362
The Hartford Financial Services Group Inc 6.000% due 01/15/19	400,000	414,528
The Huntington National Bank 2.375% due 03/10/20	600,000	599,369

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-6

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
The PNC Financial Services Group Inc 4.375% due 08/11/20	$200,000	$210,218
The Toronto-Dominion Bank (Canada)
1.450% due 08/13/19	250,000	247,123
1.850% due 09/11/20	300,000	296,778
1.900% due 10/24/19	200,000	198,887
1.950% due 01/22/19	100,000	99,903
2.125% due 07/02/19	450,000	450,005
2.250% due 11/05/19	350,000	350,265
2.500% due 12/14/20	500,000	501,773
The Travelers Cos Inc 5.900% due 06/02/19	132,000	138,634
UBS AG (Switzerland)
2.350% due 03/26/20	500,000	499,733
2.375% due 08/14/19	300,000	300,287
4.875% due 08/04/20	250,000	264,878
US Bank NA
1.400% due 04/26/19	500,000	496,138
2.000% due 01/24/20	250,000	249,006
2.050% due 10/23/20	250,000	248,282
2.125% due 10/28/19	400,000	400,204
Ventas Realty LP REIT 4.000% due 04/30/19	250,000	254,597
VEREIT Operating Partnership LP REIT 3.000% due 02/06/19	130,000	130,651
Visa Inc 2.200% due 12/14/20	700,000	699,693
Wells Fargo & Co
2.125% due 04/22/19	47,000	46,998
2.150% due 01/30/20	350,000	349,319
2.500% due 03/04/21	500,000	499,952
2.600% due 07/22/20	650,000	654,200
Wells Fargo Bank NA
1.750% due 05/24/19	600,000	596,736
2.150% due 12/06/19	1,150,000	1,148,411
Welltower Inc REIT 4.125% due 04/01/19	250,000	254,502
Westpac Banking Corp (Australia)
1.600% due 08/19/19	200,000	197,949
1.650% due 05/13/19	200,000	198,733
2.150% due 03/06/20	500,000	497,902
2.300% due 05/26/20	500,000	500,362
2.600% due 11/23/20	400,000	401,761
4.875% due 11/19/19	400,000	419,389

		90,037,595

Industrial - 6.1%

3M Co 1.625% due 06/15/19	250,000	248,795
Agilent Technologies Inc 5.000% due 07/15/20	200,000	212,481
Amphenol Corp 2.550% due 01/30/19	200,000	200,717
Boeing Capital Corp
2.900% due 08/15/18	250,000	251,485
4.700% due 10/27/19	200,000	208,978
Burlington Northern Santa Fe LLC 4.700% due 10/01/19	200,000	208,500
Canadian National Railway Co (Canada) 5.550% due 05/15/18	200,000	202,720
Caterpillar Financial Services Corp
1.350% due 05/18/19	600,000	594,196
1.850% due 09/04/20	165,000	163,126
1.900% due 03/22/19	200,000	199,716
2.000% due 11/29/19	110,000	109,781
2.100% due 06/09/19	250,000	250,151
2.100% due 01/10/20	375,000	374,313
CNH Industrial Capital LLC
3.375% due 07/15/19	110,000	111,100
4.375% due 11/06/20	200,000	208,000
CSX Corp 3.700% due 10/30/20	200,000	206,726

	Principal Amount	Value
Deere & Co 4.375% due 10/16/19	$200,000	$207,633
Eaton Corp 6.950% due 03/20/19	200,000	210,435
FedEx Corp 8.000% due 01/15/19	200,000	211,715
GATX Corp 2.500% due 07/30/19	200,000	199,676
General Electric Co
2.200% due 01/09/20	400,000	399,688
4.375% due 09/16/20	350,000	367,765
6.000% due 08/07/19	600,000	635,838
Honeywell International Inc
1.400% due 10/30/19	250,000	247,330
1.800% due 10/30/19	155,000	154,204
Illinois Tool Works Inc 1.950% due 03/01/19	300,000	299,545
Ingersoll-Rand Global Holding Co Ltd 6.875% due 08/15/18	200,000	205,823
John Deere Capital Corp
1.950% due 06/22/20	210,000	208,572
2.200% due 03/13/20	400,000	399,684
2.250% due 04/17/19	350,000	350,458
2.375% due 07/14/20	200,000	200,480
Keysight Technologies Inc 3.300% due 10/30/19	150,000	151,467
L3 Technologies Inc
4.750% due 07/15/20	250,000	263,149
5.200% due 10/15/19	250,000	261,937
Lockheed Martin Corp
2.500% due 11/23/20	250,000	251,748
4.250% due 11/15/19	250,000	259,598
Masco Corp 7.125% due 03/15/20	7,000	7,668
Norfolk Southern Corp 5.900% due 06/15/19	250,000	262,887
Northrop Grumman Corp
2.080% due 10/15/20	150,000	148,867
5.050% due 08/01/19	200,000	209,043
Precision Castparts Corp 2.250% due 06/15/20	200,000	200,753
Raytheon Co
3.125% due 10/15/20	150,000	153,497
4.400% due 02/15/20	200,000	209,073
Republic Services Inc
3.800% due 05/15/18	200,000	201,401
5.000% due 03/01/20	250,000	263,491
Rockwell Collins Inc 1.950% due 07/15/19	55,000	54,733
Ryder System Inc
2.450% due 09/03/19	150,000	150,208
2.550% due 06/01/19	125,000	125,375
2.650% due 03/02/20	200,000	200,789
Tyco Electronics Group SA (Switzerland) 2.350% due 08/01/19	150,000	149,913
Union Pacific Corp 2.250% due 06/19/20	200,000	200,307
United Parcel Service Inc 5.125% due 04/01/19	400,000	414,915
United Technologies Corp
1.500% due 11/01/19	150,000	148,259
1.900% due 05/04/20	250,000	247,606
4.500% due 04/15/20	250,000	262,324

		12,848,639

Technology - 6.7%

Adobe Systems Inc 4.750% due 02/01/20	200,000	210,075
Apple Inc
1.100% due 08/02/19	150,000	147,957
1.500% due 09/12/19	200,000	198,360

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-7

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

1.550% due 02/08/19	$250,000	$249,208
1.550% due 02/07/20	250,000	247,320
1.700% due 02/22/19	235,000	234,470
1.800% due 11/13/19	250,000	249,138
1.800% due 05/11/20	550,000	545,496
1.900% due 02/07/20	250,000	249,311
2.000% due 11/13/20	250,000	248,505
2.100% due 05/06/19	400,000	400,964
Applied Materials Inc 2.625% due 10/01/20	200,000	202,255
Broadcom Corp 2.375% due 01/15/20 ~	700,000	695,571
CA Inc 5.375% due 12/01/19	200,000	209,844
Dell International LLC 3.480% due 06/01/19 ~	765,000	774,781
DXC Technology Co 2.875% due 03/27/20	50,000	50,267
Fidelity National Information Services Inc 3.625% due 10/15/20	250,000	257,015
Fiserv Inc 2.700% due 06/01/20	250,000	251,688
Hewlett Packard Enterprise Co 3.600% due 10/15/20	650,000	664,028
IBM Credit LLC
1.625% due 09/06/19	150,000	149,008
1.800% due 01/20/21	150,000	147,718
Intel Corp
1.850% due 05/11/20	250,000	248,922
2.450% due 07/29/20	400,000	404,482
International Business Machines Corp
1.625% due 05/15/20	450,000	444,609
1.800% due 05/17/19	300,000	299,256
1.875% due 05/15/19	50,000	49,894
1.900% due 01/27/20	250,000	248,917
Lam Research Corp 2.750% due 03/15/20	100,000	100,754
Microsoft Corp
1.100% due 08/08/19	610,000	601,924
1.850% due 02/06/20	350,000	349,053
1.850% due 02/12/20	500,000	498,189
2.000% due 11/03/20	550,000	548,043
4.200% due 06/01/19	200,000	206,111
NetApp Inc 2.000% due 09/27/19	55,000	54,591
Oracle Corp
2.250% due 10/08/19	500,000	502,335
2.375% due 01/15/19	265,000	266,129
3.875% due 07/15/20	200,000	208,591
5.000% due 07/08/19	450,000	469,731
Pitney Bowes Inc
3.625% due 09/15/20	50,000	49,750
6.250% due 03/15/19	250,000	258,750
QUALCOMM Inc
1.850% due 05/20/19	120,000	119,560
2.100% due 05/20/20	925,000	921,371
Texas Instruments Inc 1.750% due 05/01/20	350,000	347,042
VMware Inc 2.300% due 08/21/20	305,000	303,442
Xerox Corp
2.750% due 03/15/19	100,000	100,029
2.750% due 09/01/20	200,000	197,765
6.350% due 05/15/18	72,000	73,052

		14,255,271

Utilities - 3.9%

American Electric Power Co Inc 2.150% due 11/13/20	70,000	69,717
Arizona Public Service Co 2.200% due 01/15/20	250,000	249,324

	Principal Amount	Value

CMS Energy Corp 8.750% due 06/15/19	$83,000	$90,337
Commonwealth Edison Co 2.150% due 01/15/19	400,000	400,111
Consolidated Edison Co of New York Inc 7.125% due 12/01/18	300,000	312,794
Consolidated Edison Inc 2.000% due 03/15/20	50,000	49,751
Consumers Energy Co 5.650% due 09/15/18	60,000	61,434
Dominion Energy Gas Holdings LLC 2.500% due 12/15/19	300,000	300,464
Dominion Energy Inc
1.600% due 08/15/19	300,000	296,786
1.875% due 01/15/19	100,000	99,719
2.579% due 07/01/20	350,000	350,334
DTE Energy Co 1.500% due 10/01/19	250,000	246,197
Duke Energy Ohio Inc 5.450% due 04/01/19	350,000	363,503
Duke Energy Progress LLC 5.300% due 01/15/19	350,000	361,306
Edison International 2.125% due 04/15/20	100,000	99,172
Emera US Finance LP (Canada) 2.150% due 06/15/19	65,000	64,764
Entergy Texas Inc 7.125% due 02/01/19	100,000	105,075
Exelon Corp
2.850% due 06/15/20	100,000	100,952
5.150% due 12/01/20	45,000	47,944
Exelon Generation Co LLC 2.950% due 01/15/20	250,000	252,659
Georgia Power Co 2.000% due 03/30/20	150,000	149,072
LG&E & KU Energy LLC 3.750% due 11/15/20	250,000	258,070
MidAmerican Energy Co 2.400% due 03/15/19	200,000	200,812
Nevada Power Co 7.125% due 03/15/19	250,000	264,416
NextEra Energy Capital Holdings Inc 2.300% due 04/01/19	50,000	49,984
Oglethorpe Power Corp 6.100% due 03/15/19	200,000	208,705
Ohio Power Co 6.050% due 05/01/18	250,000	253,179
Pacific Gas & Electric Co 3.500% due 10/01/20	250,000	256,238
PG&E Corp 2.400% due 03/01/19	30,000	30,024
Progress Energy Inc 4.875% due 12/01/19	200,000	209,268
Public Service Co of Colorado 5.125% due 06/01/19	343,000	356,532
Public Service Enterprise Group Inc 1.600% due 11/15/19	150,000	147,579
Sempra Energy
1.625% due 10/07/19	100,000	98,786
9.800% due 02/15/19	300,000	324,977
Southern Power Co 1.950% due 12/15/19	200,000	198,426
The Cleveland Electric Illuminating Co 8.875% due 11/15/18	250,000	264,181
The Southern Co
1.850% due 07/01/19	140,000	139,191
2.150% due 09/01/19	250,000	249,328
2.750% due 06/15/20	400,000	402,738

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-8

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Union Electric Co 6.700% due 02/01/19	$200,000	$209,208
Wisconsin Public Service Corp 1.650% due 12/04/18	100,000	99,686

		8,292,743

Total Corporate Bonds & Notes (Cost $210,358,491)		209,265,102

	Shares

SHORT-TERM INVESTMENT - 1.9%

Money Market Fund - 1.9%

BlackRock Liquidity Funds T-Fund Portfolio	3,947,984	3,947,984

Total Short-Term Investment (Cost $3,947,984)		3,947,984

TOTAL INVESTMENTS - 100.5% (Cost $214,306,475)		213,213,086

OTHER ASSETS & LIABILITIES, NET - (0.5%)		(1,004,969)

NET ASSETS - 100.0%		$212,208,117

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	42.4%
Consumer, Non-Cyclical	16.1%
Energy	7.3%
Communications	7.1%
Consumer, Cyclical	7.1%
Technology	6.7%
Industrial	6.1%
Utilities	3.9%
Others (each less than 3.0%)	3.8%

	100.5%
Other Assets & Liabilities, Net	(0.5%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$209,265,102	$-	$209,265,102	$-
	Short-Term Investment	3,947,984	3,947,984	-	-

	Total	$213,213,086	$3,947,984	$209,265,102	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-9

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments

December 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 28.1%

Basic Materials - 0.7%

Agrium Inc (Canada) 5.250% due 01/15/45	$145,000	$169,201
Air Products & Chemicals Inc
3.350% due 07/31/24	100,000	103,036
4.375% due 08/21/19	25,000	25,850
Albemarle Corp 5.450% due 12/01/44	50,000	59,171
Barrick Gold Corp (Canada) 5.250% due 04/01/42	100,000	115,706
Barrick North America Finance LLC (Canada) 5.750% due 05/01/43	200,000	252,237
BHP Billiton Finance USA Ltd (Australia) 5.000% due 09/30/43	150,000	184,177
Celanese US Holdings LLC
4.625% due 11/15/22	30,000	32,008
5.875% due 06/15/21	30,000	32,864
Eastman Chemical Co
3.800% due 03/15/25	100,000	104,394
4.650% due 10/15/44	50,000	54,707
4.800% due 09/01/42	100,000	110,268
EI du Pont de Nemours & Co
4.150% due 02/15/43	100,000	103,117
4.625% due 01/15/20	150,000	157,304
5.750% due 03/15/19	200,000	208,208
Fibria Overseas Finance Ltd (Brazil)
4.000% due 01/14/25	50,000	49,594
5.500% due 01/17/27	50,000	53,750
FMC Corp 4.100% due 02/01/24	50,000	51,677
Georgia-Pacific LLC 8.875% due 05/15/31	100,000	155,057
Goldcorp Inc (Canada) 3.700% due 03/15/23	250,000	256,350
International Paper Co
4.350% due 08/15/48	100,000	104,750
4.750% due 02/15/22	125,000	134,555
6.000% due 11/15/41	200,000	251,003
7.500% due 08/15/21	27,000	31,447
LYB International Finance II BV 3.500% due 03/02/27	64,000	64,428
LyondellBasell Industries NV
4.625% due 02/26/55	75,000	79,124
6.000% due 11/15/21	200,000	222,320
Monsanto Co
3.375% due 07/15/24	100,000	101,620
4.400% due 07/15/44	100,000	106,882
Newmont Mining Corp
3.500% due 03/15/22	100,000	102,170
5.875% due 04/01/35	100,000	121,445
Nucor Corp
4.000% due 08/01/23	25,000	26,205
4.125% due 09/15/22	50,000	53,105
5.200% due 08/01/43	25,000	30,377
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	250,000	261,874
PPG Industries Inc
2.300% due 11/15/19	100,000	100,026
3.600% due 11/15/20	50,000	51,297
Praxair Inc 2.200% due 08/15/22	100,000	98,546
Rio Tinto Finance USA Ltd (United Kingdom) 7.125% due 07/15/28	50,000	66,104
Rio Tinto Finance USA PLC (United Kingdom) 4.750% due 03/22/42	400,000	468,871

	Principal Amount	Value
RPM International Inc 5.250% due 06/01/45	$50,000	$57,767
Southern Copper Corp (Peru)
5.250% due 11/08/42	150,000	168,025
7.500% due 07/27/35	50,000	68,170
The Dow Chemical Co
4.125% due 11/15/21	200,000	209,861
4.250% due 11/15/20	100,000	104,495
4.250% due 10/01/34	200,000	210,692
4.375% due 11/15/42	300,000	316,581
The Mosaic Co 5.450% due 11/15/33	163,000	177,881
The Sherwin-Williams Co
2.250% due 05/15/20	50,000	49,858
2.750% due 06/01/22	50,000	49,851
3.125% due 06/01/24	25,000	25,168
3.450% due 06/01/27	60,000	61,061
3.950% due 01/15/26	150,000	156,648
4.000% due 12/15/42	50,000	50,287
4.500% due 06/01/47	29,000	31,810
7.250% due 06/15/19	25,000	26,734
Vale Overseas Ltd (Brazil)
4.375% due 01/11/22	300,000	310,950
5.875% due 06/10/21	200,000	218,300
6.875% due 11/21/36	150,000	184,500
8.250% due 01/17/34	100,000	132,625
Westlake Chemical Corp 4.375% due 11/15/47	100,000	104,190

		7,470,279

Communications - 2.7%

21st Century Fox America Inc
3.375% due 11/15/26	200,000	204,588
4.500% due 02/15/21	100,000	105,760
5.400% due 10/01/43	100,000	124,048
6.400% due 12/15/35	50,000	66,599
6.650% due 11/15/37	150,000	206,807
6.900% due 03/01/19	150,000	157,913
6.900% due 08/15/39	150,000	212,237
Alibaba Group Holding Ltd (China)
3.125% due 11/28/21	200,000	202,694
3.600% due 11/28/24	200,000	207,611
4.200% due 12/06/47	500,000	521,433
Alphabet Inc 1.998% due 08/15/26	200,000	188,728
Amazon.com Inc
1.900% due 08/21/20 ~	130,000	129,008
2.400% due 02/22/23 ~	200,000	198,132
3.150% due 08/22/27 ~	150,000	150,485
3.300% due 12/05/21	100,000	103,348
3.875% due 08/22/37 ~	195,000	207,464
4.050% due 08/22/47 ~	70,000	75,697
4.250% due 08/22/57 ~	100,000	109,511
4.800% due 12/05/34	300,000	352,925
5.200% due 12/03/25	50,000	57,476
America Movil SAB de CV (Mexico)
5.000% due 10/16/19	250,000	261,466
6.125% due 03/30/40	250,000	319,136
6.375% due 03/01/35	125,000	158,517
AT&T Inc
2.850% due 02/14/23	100,000	100,499
3.200% due 03/01/22	35,000	35,407
3.400% due 08/14/24	100,000	100,636
3.400% due 05/15/25	300,000	295,351
3.800% due 03/01/24	50,000	51,263
3.900% due 08/14/27	150,000	151,253
3.950% due 01/15/25	45,000	46,132
4.100% due 02/15/28 ~	615,000	618,095
4.125% due 02/17/26	300,000	307,295
4.250% due 03/01/27	100,000	102,102

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-10

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

4.300% due 02/15/30 ~	$735,000	$735,863
4.300% due 12/15/42	393,000	370,263
4.350% due 06/15/45	177,000	163,791
4.500% due 05/15/35	90,000	89,674
4.500% due 03/09/48	400,000	375,957
4.550% due 03/09/49	100,000	94,413
4.750% due 05/15/46	265,000	259,957
4.900% due 08/14/37	45,000	45,770
5.150% due 03/15/42	200,000	208,077
5.150% due 11/15/46 ~	100,000	102,501
5.150% due 02/14/50	85,000	85,758
5.250% due 03/01/37	350,000	371,035
5.300% due 08/14/58	150,000	150,979
5.350% due 09/01/40	161,000	170,343
5.450% due 03/01/47	50,000	53,594
5.700% due 03/01/57	50,000	55,091
5.800% due 02/15/19	200,000	207,589
6.000% due 08/15/40	50,000	56,726
6.375% due 03/01/41	50,000	59,128
Baidu Inc (China) 2.875% due 07/06/22	300,000	296,855
British Telecommunications PLC (United Kingdom)
2.350% due 02/14/19	250,000	250,316
9.125% due 12/15/30	50,000	74,841
CBS Corp
2.300% due 08/15/19	150,000	149,939
2.500% due 02/15/23	100,000	97,612
2.900% due 01/15/27	50,000	46,780
3.375% due 02/15/28	55,000	53,062
5.900% due 10/15/40	50,000	59,210
7.875% due 07/30/30	100,000	136,750
Charter Communications Operating LLC
3.579% due 07/23/20	255,000	259,890
3.750% due 02/15/28	100,000	95,917
4.464% due 07/23/22	100,000	104,426
4.908% due 07/23/25	150,000	159,687
5.375% due 05/01/47	50,000	51,415
6.384% due 10/23/35	70,000	82,265
6.484% due 10/23/45	165,000	192,894
6.834% due 10/23/55	50,000	60,320
Cisco Systems Inc
1.600% due 02/28/19	25,000	24,895
1.850% due 09/20/21	100,000	98,183
2.125% due 03/01/19	200,000	200,244
2.200% due 02/28/21	50,000	49,859
2.450% due 06/15/20	100,000	100,683
2.500% due 09/20/26	300,000	290,446
2.600% due 02/28/23	50,000	50,124
2.950% due 02/28/26	50,000	50,277
3.000% due 06/15/22	60,000	61,191
4.950% due 02/15/19	200,000	206,506
5.500% due 01/15/40	250,000	331,239
Comcast Corp
2.350% due 01/15/27	40,000	37,810
3.000% due 02/01/24	100,000	100,723
3.300% due 02/01/27	100,000	102,108
3.375% due 08/15/25	365,000	374,869
3.400% due 07/15/46	55,000	52,126
3.600% due 03/01/24	200,000	208,631
3.969% due 11/01/47	289,000	299,057
3.999% due 11/01/49	211,000	216,435
4.000% due 08/15/47	100,000	104,522
4.049% due 11/01/52	97,000	99,429
4.250% due 01/15/33	250,000	272,781
4.400% due 08/15/35	77,000	84,281
4.600% due 08/15/45	77,000	86,499
4.750% due 03/01/44	300,000	344,541
5.700% due 07/01/19	100,000	105,276

	Principal Amount	Value

Deutsche Telekom International Finance BV (Germany) 8.750% due 06/15/30	$185,000	$274,223
Discovery Communications LLC
2.200% due 09/20/19	5,000	4,978
2.950% due 03/20/23	150,000	148,608
3.450% due 03/15/25	100,000	98,450
3.800% due 03/13/24	100,000	101,560
3.950% due 03/20/28	60,000	59,785
4.950% due 05/15/42	100,000	99,441
5.000% due 09/20/37	120,000	124,631
5.200% due 09/20/47	30,000	31,405
eBay Inc
2.750% due 01/30/23	50,000	49,564
3.250% due 10/15/20	200,000	203,883
3.600% due 06/05/27	50,000	49,648
Expedia Inc
3.800% due 02/15/28	50,000	48,401
4.500% due 08/15/24	200,000	209,697
Grupo Televisa SAB (Mexico) 5.000% due 05/13/45	200,000	205,367
Motorola Solutions Inc 3.500% due 03/01/23	150,000	151,211
NBCUniversal Media LLC
2.875% due 01/15/23	75,000	75,803
4.375% due 04/01/21	100,000	106,026
Omnicom Group Inc
3.600% due 04/15/26	50,000	50,659
3.625% due 05/01/22	100,000	103,326
4.450% due 08/15/20	50,000	52,481
Orange SA (France)
1.625% due 11/03/19	100,000	98,787
2.750% due 02/06/19	100,000	100,573
5.375% due 01/13/42	150,000	181,455
9.000% due 03/01/31	50,000	75,156
RELX Capital Inc (United Kingdom) 8.625% due 01/15/19	50,000	53,017
Rogers Communications Inc (Canada)
4.500% due 03/15/43	25,000	26,902
5.000% due 03/15/44	100,000	115,833
Scripps Networks Interactive Inc 3.500% due 06/15/22	150,000	151,643
Telefonica Emisiones SAU (Spain)
5.213% due 03/08/47	150,000	170,751
5.462% due 02/16/21	40,000	43,296
7.045% due 06/20/36	150,000	201,692
Telefonica Europe BV (Spain) 8.250% due 09/15/30	250,000	353,131
The Priceline Group Inc 3.600% due 06/01/26	50,000	50,289
The Walt Disney Co
0.875% due 07/12/19	20,000	19,639
1.850% due 07/30/26	430,000	395,578
2.350% due 12/01/22	100,000	99,388
2.750% due 08/16/21	50,000	50,774
3.000% due 07/30/46	225,000	200,403
Thomson Reuters Corp (Canada)
4.300% due 11/23/23	100,000	105,664
4.700% due 10/15/19	25,000	26,035
5.650% due 11/23/43	150,000	181,114
5.850% due 04/15/40	25,000	30,297
Time Warner Cable LLC
5.000% due 02/01/20	300,000	313,220
5.875% due 11/15/40	150,000	163,154
6.550% due 05/01/37	100,000	117,873
6.750% due 06/15/39	50,000	60,136
7.300% due 07/01/38	150,000	188,446
8.250% due 04/01/19	100,000	106,902
Time Warner Inc
2.950% due 07/15/26	40,000	37,893
4.700% due 01/15/21	50,000	52,857

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-11

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

4.750% due 03/29/21	$100,000	$106,510
6.100% due 07/15/40	50,000	60,737
6.200% due 03/15/40	50,000	62,060
6.250% due 03/29/41	350,000	433,364
6.500% due 11/15/36	100,000	125,621
7.625% due 04/15/31	100,000	138,676
7.700% due 05/01/32	150,000	212,363
Verizon Communications Inc
2.946% due 03/15/22	204,000	205,420
3.000% due 11/01/21	85,000	86,016
3.125% due 03/16/22	250,000	253,695
3.450% due 03/15/21	200,000	206,233
3.500% due 11/01/21	200,000	206,110
4.125% due 03/16/27	300,000	313,325
4.125% due 08/15/46	300,000	278,015
4.272% due 01/15/36	57,000	56,841
4.522% due 09/15/48	309,000	305,228
4.672% due 03/15/55	294,000	284,794
4.862% due 08/21/46	400,000	417,919
5.012% due 04/15/49	300,000	315,622
5.150% due 09/15/23	1,050,000	1,169,554
5.250% due 03/16/37	133,000	146,611
5.500% due 03/16/47	75,000	85,712
Viacom Inc
3.875% due 04/01/24	100,000	99,889
4.375% due 03/15/43	70,000	60,767
5.625% due 09/15/19	25,000	26,167
6.875% due 04/30/36	100,000	113,706
Vodafone Group PLC (United Kingdom)
5.450% due 06/10/19	150,000	156,801
6.150% due 02/27/37	150,000	188,589
7.875% due 02/15/30	50,000	68,053
WPP Finance (United Kingdom) 3.625% due 09/07/22	100,000	103,129

		28,219,611

Consumer, Cyclical - 1.7%

American Airlines Pass-Through Trust ‘A’ 4.950% due 07/15/24	145,896	155,813
American Airlines Pass-Through Trust ‘AA’ 3.200% due 12/15/29	142,200	142,260
American Honda Finance Corp
1.700% due 09/09/21	100,000	97,439
2.000% due 02/14/20	50,000	49,756
2.450% due 09/24/20	150,000	150,537
2.900% due 02/16/24	250,000	251,640
Aptiv PLC
4.250% due 01/15/26	50,000	53,136
4.400% due 10/01/46	100,000	103,334
AutoNation Inc 4.500% due 10/01/25	100,000	104,797
AutoZone Inc
3.750% due 06/01/27	100,000	101,658
4.000% due 11/15/20	50,000	51,922
Bed Bath & Beyond Inc 4.915% due 08/01/34	10,000	9,062
BorgWarner Inc 3.375% due 03/15/25	200,000	201,048
Cintas Corp No 2
2.900% due 04/01/22	50,000	50,491
3.700% due 04/01/27	50,000	52,111
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	23,923	24,997
Costco Wholesale Corp 1.700% due 12/15/19	300,000	298,124
CVS Health Corp
2.125% due 06/01/21	400,000	390,643
2.250% due 08/12/19	150,000	149,590
2.800% due 07/20/20	200,000	200,939
2.875% due 06/01/26	100,000	96,027

	Principal Amount	Value

3.875% due 07/20/25	$200,000	$206,252
5.125% due 07/20/45	105,000	120,701
5.300% due 12/05/43	200,000	233,395
Daimler Finance North America LLC (Germany) 8.500% due 01/18/31	50,000	75,610
Darden Restaurants Inc 3.850% due 05/01/27	130,000	132,702
Delphi Corp 4.150% due 03/15/24	40,000	42,288
Delta Air Lines Inc
2.600% due 12/04/20	25,000	24,937
3.625% due 03/15/22	100,000	101,562
Dollar General Corp
3.250% due 04/15/23	50,000	50,726
3.875% due 04/15/27	50,000	52,230
4.150% due 11/01/25	25,000	26,500
DR Horton Inc
3.750% due 03/01/19	40,000	40,544
4.000% due 02/15/20	50,000	51,455
Ford Motor Co
4.750% due 01/15/43	300,000	305,106
5.291% due 12/08/46	100,000	109,143
7.450% due 07/16/31	150,000	196,467
Ford Motor Credit Co LLC
2.425% due 06/12/20	200,000	198,919
2.943% due 01/08/19	200,000	201,297
3.096% due 05/04/23	200,000	199,067
3.815% due 11/02/27	200,000	200,400
4.375% due 08/06/23	200,000	210,830
5.875% due 08/02/21	250,000	274,722
General Motors Co
4.200% due 10/01/27	50,000	51,834
5.400% due 04/01/48	50,000	54,700
6.250% due 10/02/43	100,000	118,765
6.600% due 04/01/36	250,000	305,258
6.750% due 04/01/46	25,000	31,563
General Motors Financial Co Inc
2.350% due 10/04/19	50,000	49,869
2.400% due 05/09/19	200,000	200,098
2.450% due 11/06/20	100,000	99,308
2.650% due 04/13/20	85,000	85,060
3.150% due 01/15/20	200,000	202,344
3.500% due 11/07/24	100,000	99,923
3.700% due 11/24/20	100,000	102,719
3.700% due 05/09/23	200,000	204,195
3.950% due 04/13/24	100,000	103,067
4.000% due 01/15/25	300,000	308,630
4.000% due 10/06/26	50,000	50,930
Hasbro Inc
3.150% due 05/15/21	50,000	50,389
3.500% due 09/15/27	30,000	29,370
Hyatt Hotels Corp 4.850% due 03/15/26	25,000	27,302
Kohl’s Corp
3.250% due 02/01/23	100,000	98,961
4.250% due 07/17/25	50,000	50,872
5.550% due 07/17/45	50,000	48,975
Lear Corp 5.250% due 01/15/25	65,000	69,426
Leggett & Platt Inc 3.800% due 11/15/24	50,000	51,146
Lowe’s Cos Inc
3.100% due 05/03/27	200,000	200,886
3.120% due 04/15/22	100,000	102,074
3.700% due 04/15/46	250,000	251,433
3.875% due 09/15/23	100,000	106,197
Macy’s Retail Holdings Inc
3.625% due 06/01/24	50,000	48,249
3.875% due 01/15/22	100,000	100,709
6.375% due 03/15/37	100,000	102,199

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-12

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Magna International Inc (Canada) 4.150% due 10/01/25	$25,000	$26,588
Marriott International Inc
2.875% due 03/01/21	50,000	50,354
3.125% due 06/15/26	200,000	197,039
3.375% due 10/15/20	83,000	84,771
McDonald’s Corp
2.750% due 12/09/20	45,000	45,495
3.375% due 05/26/25	100,000	103,278
3.500% due 07/15/20	50,000	51,512
3.500% due 03/01/27	50,000	51,505
3.700% due 01/30/26	160,000	167,023
3.700% due 02/15/42	200,000	195,841
4.875% due 07/15/40	10,000	11,563
4.875% due 12/09/45	250,000	290,513
Newell Brands Inc
3.150% due 04/01/21	125,000	126,482
3.850% due 04/01/23	20,000	20,716
4.200% due 04/01/26	225,000	235,172
5.375% due 04/01/36	15,000	17,576
5.500% due 04/01/46	20,000	23,880
NIKE Inc
2.250% due 05/01/23	27,000	26,869
3.375% due 11/01/46	200,000	193,212
3.625% due 05/01/43	25,000	25,141
Nordstrom Inc 4.000% due 10/15/21	250,000	258,785
O’Reilly Automotive Inc 3.800% due 09/01/22	100,000	105,293
PACCAR Financial Corp 2.300% due 08/10/22	100,000	98,960
QVC Inc
3.125% due 04/01/19	100,000	100,396
5.450% due 08/15/34	100,000	100,668
Southwest Airlines Co 2.750% due 11/06/19	50,000	50,374
Starbucks Corp
2.100% due 02/04/21	60,000	59,636
2.200% due 11/22/20	20,000	20,004
2.450% due 06/15/26	50,000	48,241
3.750% due 12/01/47	35,000	35,533
4.300% due 06/15/45	35,000	38,726
Tapestry Inc 4.125% due 07/15/27	100,000	100,925
Target Corp
2.500% due 04/15/26	225,000	216,511
2.900% due 01/15/22	100,000	101,965
3.625% due 04/15/46	25,000	24,373
3.900% due 11/15/47	250,000	254,890
The Home Depot Inc
2.000% due 06/15/19	150,000	150,081
2.000% due 04/01/21	50,000	49,526
2.125% due 09/15/26	300,000	281,127
2.700% due 04/01/23	100,000	101,013
3.000% due 04/01/26	25,000	25,053
3.350% due 09/15/25	45,000	46,541
3.500% due 09/15/56	55,000	53,013
4.200% due 04/01/43	300,000	330,916
4.400% due 04/01/21	100,000	106,238
5.875% due 12/16/36	75,000	101,611
Toyota Motor Credit Corp
1.700% due 01/09/19	100,000	99,807
1.900% due 04/08/21	100,000	98,597
2.150% due 03/12/20	500,000	498,552
2.600% due 01/11/22	100,000	100,583
2.625% due 01/10/23	100,000	100,084
3.200% due 01/11/27	100,000	101,986
4.250% due 01/11/21	100,000	105,437
United Airlines Pass-Through Trust ‘A’
3.450% due 01/07/30	30,000	30,506
4.000% due 10/11/27	92,052	96,665

	Principal Amount	Value
United Airlines Pass-Through Trust ‘AA’
2.875% due 04/07/30	$150,000	$147,622
3.100% due 01/07/30	50,000	50,037
3.450% due 06/01/29	23,187	23,550
Wal-Mart Stores Inc
2.650% due 12/15/24	500,000	498,373
3.250% due 10/25/20	100,000	103,059
3.300% due 04/22/24	300,000	312,319
5.625% due 04/15/41	500,000	683,803
Walgreen Co 3.100% due 09/15/22	75,000	75,372
Walgreens Boots Alliance Inc
3.450% due 06/01/26	30,000	29,711
3.800% due 11/18/24	200,000	204,505
4.650% due 06/01/46	20,000	21,134
4.800% due 11/18/44	165,000	178,176
WW Grainger Inc
3.750% due 05/15/46	50,000	48,266
4.600% due 06/15/45	20,000	21,925
Wyndham Worldwide Corp
4.150% due 04/01/24	60,000	60,349
4.500% due 04/01/27	70,000	71,243

		17,763,218

Consumer, Non-Cyclical - 4.4%

Abbott Laboratories
2.350% due 11/22/19	105,000	105,059
2.900% due 11/30/21	150,000	151,857
2.950% due 03/15/25	100,000	98,245
3.250% due 04/15/23	100,000	101,502
3.400% due 11/30/23	100,000	101,846
3.750% due 11/30/26	400,000	411,392
4.750% due 11/30/36	100,000	112,636
4.900% due 11/30/46	100,000	115,011
5.125% due 04/01/19	80,000	82,820
6.150% due 11/30/37	25,000	31,430
AbbVie Inc
2.300% due 05/14/21	100,000	99,339
2.500% due 05/14/20	150,000	150,536
2.850% due 05/14/23	50,000	49,945
3.200% due 11/06/22	70,000	71,149
3.200% due 05/14/26	100,000	99,859
3.600% due 05/14/25	175,000	180,153
4.300% due 05/14/36	50,000	53,708
4.400% due 11/06/42	125,000	134,420
4.450% due 05/14/46	100,000	109,047
4.500% due 05/14/35	160,000	176,146
4.700% due 05/14/45	50,000	55,935
Actavis Inc
3.250% due 10/01/22	100,000	100,399
4.625% due 10/01/42	100,000	104,036
Aetna Inc
2.750% due 11/15/22	125,000	123,912
2.800% due 06/15/23	25,000	24,632
3.500% due 11/15/24	100,000	101,650
3.875% due 08/15/47	30,000	29,666
4.125% due 11/15/42	100,000	101,580
Allergan Funding SCS
2.450% due 06/15/19	65,000	65,016
3.000% due 03/12/20	70,000	70,662
3.800% due 03/15/25	70,000	71,356
4.550% due 03/15/35	320,000	339,390
4.750% due 03/15/45	330,000	352,359
Allergan Inc 2.800% due 03/15/23	25,000	24,756
Altria Group Inc
4.500% due 05/02/43	100,000	108,817
4.750% due 05/05/21	200,000	214,556
9.250% due 08/06/19	250,000	277,199

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-13

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
AmerisourceBergen Corp
3.400% due 05/15/24	$100,000	$101,968
3.450% due 12/15/27	50,000	49,672
Amgen Inc
2.650% due 05/11/22	150,000	149,731
3.200% due 11/02/27	50,000	50,027
3.625% due 05/22/24	100,000	104,021
4.400% due 05/01/45	100,000	109,146
5.150% due 11/15/41	174,000	209,406
5.700% due 02/01/19	100,000	103,816
5.750% due 03/15/40	400,000	497,292
6.400% due 02/01/39	225,000	300,076
Anheuser-Busch InBev Finance Inc (Belgium)
1.900% due 02/01/19	295,000	294,446
2.650% due 02/01/21	160,000	160,904
3.300% due 02/01/23	300,000	307,292
3.650% due 02/01/26	700,000	723,431
3.700% due 02/01/24	200,000	208,400
4.625% due 02/01/44	300,000	332,016
4.700% due 02/01/36	275,000	309,347
4.900% due 02/01/46	330,000	383,657
Anheuser-Busch InBev Worldwide Inc (Belgium)
2.500% due 07/15/22	100,000	99,334
3.750% due 07/15/42	100,000	97,556
4.375% due 02/15/21	200,000	211,319
4.950% due 01/15/42	300,000	348,253
5.375% due 01/15/20	200,000	212,253
7.750% due 01/15/19	100,000	105,631
Anthem Inc
2.250% due 08/15/19	200,000	199,685
2.500% due 11/21/20	15,000	14,978
2.950% due 12/01/22	50,000	50,071
3.300% due 01/15/23	75,000	76,177
3.350% due 12/01/24	400,000	406,326
3.650% due 12/01/27	30,000	30,633
4.375% due 12/01/47	30,000	31,981
4.625% due 05/15/42	100,000	109,269
4.650% due 01/15/43	50,000	54,989
Archer-Daniels-Midland Co
3.750% due 09/15/47	100,000	102,128
4.016% due 04/16/43	50,000	52,984
4.479% due 03/01/21	100,000	106,498
Ascension Health 3.945% due 11/15/46	70,000	74,139
AstraZeneca PLC (United Kingdom)
1.950% due 09/18/19	200,000	198,934
2.375% due 11/16/20	100,000	99,910
2.375% due 06/12/22	100,000	98,905
3.125% due 06/12/27	100,000	98,988
3.375% due 11/16/25	100,000	101,816
4.000% due 09/18/42	25,000	25,395
4.375% due 11/16/45	25,000	27,284
6.450% due 09/15/37	100,000	136,203
Automatic Data Processing Inc
2.250% due 09/15/20	50,000	50,144
3.375% due 09/15/25	25,000	25,823
BAT Capital Corp (United Kingdom)
2.297% due 08/14/20 ~	200,000	199,012
2.764% due 08/15/22 ~	150,000	149,324
3.222% due 08/15/24 ~	100,000	100,121
3.557% due 08/15/27 ~	100,000	100,303
4.390% due 08/15/37 ~	70,000	73,418
4.540% due 08/15/47 ~	210,000	221,818
Baxalta Inc
2.875% due 06/23/20	150,000	151,046
4.000% due 06/23/25	50,000	51,748
5.250% due 06/23/45	30,000	35,013

	Principal Amount	Value
Becton Dickinson & Co
2.133% due 06/06/19	$50,000	$49,903
2.404% due 06/05/20	35,000	34,828
2.894% due 06/06/22	265,000	263,581
3.125% due 11/08/21	100,000	100,923
3.363% due 06/06/24	50,000	50,199
3.700% due 06/06/27	150,000	151,406
3.734% due 12/15/24	129,000	132,288
4.669% due 06/06/47	50,000	54,307
Bestfoods 7.250% due 12/15/26	200,000	265,201
Biogen Inc 5.200% due 09/15/45	300,000	357,202
Block Financial LLC 4.125% due 10/01/20	100,000	103,132
Boston Scientific Corp 3.375% due 05/15/22	300,000	304,910
Bristol-Myers Squibb Co
1.600% due 02/27/19	100,000	99,531
1.750% due 03/01/19	100,000	99,674
3.250% due 02/27/27	100,000	102,852
3.250% due 08/01/42	100,000	95,753
Brown-Forman Corp 4.500% due 07/15/45	40,000	45,350
Bunge Ltd Finance Corp
3.000% due 09/25/22	55,000	54,643
3.250% due 08/15/26	20,000	19,144
3.750% due 09/25/27	30,000	29,618
8.500% due 06/15/19	10,000	10,836
Campbell Soup Co 2.500% due 08/02/22	100,000	98,997
Cardinal Health Inc
1.948% due 06/14/19	35,000	34,794
2.616% due 06/15/22	50,000	49,209
3.079% due 06/15/24	50,000	49,281
3.410% due 06/15/27	100,000	98,052
3.750% due 09/15/25	50,000	50,978
4.368% due 06/15/47	50,000	49,851
4.900% due 09/15/45	50,000	53,904
Catholic Health Initiatives 4.350% due 11/01/42	150,000	145,217
Celgene Corp
2.250% due 05/15/19	200,000	199,778
3.250% due 08/15/22	100,000	101,678
3.450% due 11/15/27	50,000	50,051
3.875% due 08/15/25	300,000	310,950
4.000% due 08/15/23	100,000	105,324
4.350% due 11/15/47	50,000	52,106
Church & Dwight Co Inc
2.450% due 12/15/19	50,000	50,165
2.450% due 08/01/22	100,000	98,869
Cigna Corp
3.050% due 10/15/27	30,000	29,520
3.875% due 10/15/47	50,000	50,230
4.500% due 03/15/21	100,000	105,170
Coca-Cola Femsa SAB de CV (Mexico) 3.875% due 11/26/23	150,000	157,171
Colgate-Palmolive Co
1.750% due 03/15/19	100,000	99,710
3.700% due 08/01/47	100,000	102,459
Conagra Brands Inc 3.200% due 01/25/23	79,000	79,894
Constellation Brands Inc
2.700% due 05/09/22	200,000	199,199
3.500% due 05/09/27	15,000	15,330
3.750% due 05/01/21	20,000	20,688
3.875% due 11/15/19	20,000	20,549
4.250% due 05/01/23	85,000	90,012
6.000% due 05/01/22	25,000	28,122

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-14

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

CR Bard Inc 3.000% due 05/15/26	$50,000	$49,591
Danaher Corp
3.350% due 09/15/25	30,000	31,035
4.375% due 09/15/45	30,000	34,047
Diageo Capital PLC (United Kingdom) 3.875% due 04/29/43	100,000	104,808
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	150,000	152,332
Dignity Health 5.267% due 11/01/64	100,000	107,034
Dr Pepper Snapple Group Inc
2.550% due 09/15/26	50,000	47,477
3.130% due 12/15/23	50,000	50,517
3.430% due 06/15/27	35,000	35,116
4.420% due 12/15/46	250,000	263,534
Ecolab Inc
2.375% due 08/10/22	200,000	197,951
4.350% due 12/08/21	82,000	87,351
Eli Lilly & Co
3.700% due 03/01/45	200,000	207,092
5.500% due 03/15/27	100,000	118,814
Equifax Inc 2.300% due 06/01/21	50,000	48,840
Express Scripts Holding Co
3.000% due 07/15/23	50,000	49,708
3.300% due 02/25/21	300,000	304,902
3.400% due 03/01/27	20,000	19,659
3.900% due 02/15/22	300,000	310,716
4.800% due 07/15/46	15,000	16,006
General Mills Inc
3.200% due 02/10/27	100,000	99,929
5.400% due 06/15/40	45,000	53,721
5.650% due 02/15/19	100,000	103,795
Gilead Sciences Inc
1.850% due 09/20/19	45,000	44,819
1.950% due 03/01/22	230,000	224,533
2.550% due 09/01/20	100,000	100,920
2.950% due 03/01/27	100,000	98,443
3.250% due 09/01/22	170,000	175,055
3.650% due 03/01/26	100,000	103,821
4.150% due 03/01/47	75,000	79,904
4.400% due 12/01/21	100,000	106,698
4.500% due 02/01/45	210,000	233,753
4.600% due 09/01/35	45,000	50,763
4.750% due 03/01/46	50,000	57,926
GlaxoSmithKline Capital Inc (United Kingdom) 6.375% due 05/15/38	100,000	141,244
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	200,000	203,102
Hackensack Meridian Health Inc 4.500% due 07/01/57	100,000	111,840
Howard Hughes Medical Institute 3.500% due 09/01/23	75,000	78,627
Humana Inc
3.850% due 10/01/24	100,000	104,134
4.625% due 12/01/42	100,000	109,432
Ingredion Inc 3.200% due 10/01/26	100,000	98,338
Johnson & Johnson
1.125% due 03/01/19	30,000	29,702
1.650% due 03/01/21	50,000	48,939
2.050% due 03/01/23	50,000	49,075
2.250% due 03/03/22	150,000	149,884
2.450% due 12/05/21	150,000	150,981
2.450% due 03/01/26	50,000	48,799
2.950% due 03/03/27	150,000	152,129
3.400% due 01/15/38	50,000	51,282

	Principal Amount	Value

3.500% due 01/15/48	$65,000	$66,610
3.550% due 03/01/36	25,000	25,951
3.625% due 03/03/37	132,000	139,635
3.700% due 03/01/46	25,000	26,393
3.750% due 03/03/47	50,000	53,481
4.850% due 05/15/41	50,000	60,943
5.950% due 08/15/37	100,000	137,354
Kaiser Foundation Hospitals
3.150% due 05/01/27	25,000	25,046
4.150% due 05/01/47	20,000	21,646
Kellogg Co
3.400% due 11/15/27	100,000	99,694
4.500% due 04/01/46	150,000	159,642
Kimberly-Clark Corp
3.050% due 08/15/25	50,000	50,549
6.625% due 08/01/37	100,000	142,513
Kraft Heinz Foods Co
2.800% due 07/02/20	400,000	402,514
3.000% due 06/01/26	80,000	77,103
3.500% due 06/06/22	200,000	204,835
4.375% due 06/01/46	115,000	114,271
6.500% due 02/09/40	175,000	222,583
Laboratory Corp of America Holdings
3.600% due 09/01/27	100,000	100,414
4.625% due 11/15/20	100,000	105,289
4.700% due 02/01/45	50,000	54,252
Life Technologies Corp 6.000% due 03/01/20	100,000	107,077
Massachusetts Institute of Technology 5.600% due 07/01/11	100,000	138,388
McCormick & Co Inc 3.400% due 08/15/27	50,000	50,741
McKesson Corp 3.796% due 03/15/24	300,000	311,090
Mead Johnson Nutrition Co (United Kingdom) 4.600% due 06/01/44	200,000	223,313
Medco Health Solutions Inc 4.125% due 09/15/20	50,000	51,915
Medtronic Global Holdings SCA
1.700% due 03/28/19	50,000	49,798
3.350% due 04/01/27	50,000	51,348
Medtronic Inc
2.500% due 03/15/20	55,000	55,340
2.750% due 04/01/23	50,000	50,152
3.150% due 03/15/22	125,000	128,091
3.500% due 03/15/25	380,000	394,475
4.375% due 03/15/35	365,000	411,950
4.450% due 03/15/20	25,000	26,198
4.500% due 03/15/42	100,000	111,909
4.625% due 03/15/45	80,000	93,348
Merck & Co Inc
2.400% due 09/15/22	100,000	99,694
2.750% due 02/10/25	200,000	199,335
3.600% due 09/15/42	300,000	306,734
4.150% due 05/18/43	100,000	111,390
Molson Coors Brewing Co
2.100% due 07/15/21	35,000	34,330
3.000% due 07/15/26	245,000	240,183
4.200% due 07/15/46	40,000	40,892
5.000% due 05/01/42	100,000	113,728
Moody’s Corp
2.750% due 12/15/21	50,000	50,103
4.875% due 02/15/24	50,000	54,981
Mount Sinai Hospitals Group Inc 3.981% due 07/01/48	50,000	50,662
Mylan NV
2.500% due 06/07/19	60,000	59,954
3.150% due 06/15/21	100,000	100,628
3.950% due 06/15/26	100,000	100,986
5.250% due 06/15/46	265,000	291,222

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-15

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Northwell Healthcare Inc 4.260% due 11/01/47	$100,000	$102,423
Northwestern University 3.662% due 12/01/57	25,000	25,746
Novartis Capital Corp (Switzerland)
1.800% due 02/14/20	25,000	24,823
2.400% due 05/17/22	50,000	49,898
2.400% due 09/21/22	75,000	74,621
3.000% due 11/20/25	100,000	101,176
3.100% due 05/17/27	30,000	30,614
3.400% due 05/06/24	150,000	156,095
4.000% due 11/20/45	100,000	108,804
4.400% due 04/24/20	50,000	52,494
Novartis Securities Investment Ltd (Switzerland) 5.125% due 02/10/19	125,000	129,134
NYU Hospitals Center 4.368% due 07/01/47	25,000	26,979
Pepsi-Cola Metropolitan Bottling Co Inc 7.000% due 03/01/29	200,000	270,128
PepsiCo Inc
1.550% due 05/02/19	50,000	49,730
1.850% due 04/30/20	100,000	99,222
2.000% due 04/15/21	100,000	98,900
2.250% due 05/02/22	50,000	49,506
2.375% due 10/06/26	55,000	52,351
2.750% due 03/01/23	100,000	100,967
2.750% due 04/30/25	100,000	100,320
3.000% due 10/15/27	100,000	99,742
3.100% due 07/17/22	50,000	51,223
3.450% due 10/06/46	60,000	58,307
3.500% due 07/17/25	50,000	52,019
3.600% due 03/01/24	71,000	74,500
4.000% due 05/02/47	35,000	37,344
4.450% due 04/14/46	150,000	170,719
4.600% due 07/17/45	35,000	40,716
Pfizer Inc
2.200% due 12/15/21	50,000	49,769
3.000% due 12/15/26	100,000	100,692
3.400% due 05/15/24	550,000	571,493
4.125% due 12/15/46	265,000	294,670
Philip Morris International Inc
1.875% due 01/15/19	50,000	49,911
2.000% due 02/21/20	35,000	34,791
2.125% due 05/10/23	25,000	24,125
2.625% due 02/18/22	25,000	25,009
3.125% due 08/17/27	300,000	299,678
3.250% due 11/10/24	125,000	127,140
3.375% due 08/11/25	50,000	51,058
4.250% due 11/10/44	30,000	31,670
4.500% due 03/20/42	200,000	217,954
6.375% due 05/16/38	100,000	135,488
President & Fellows of Harvard College 4.875% due 10/15/40	100,000	126,052
Princeton University 5.700% due 03/01/39	50,000	68,223
Quest Diagnostics Inc
2.500% due 03/30/20	300,000	300,131
4.750% due 01/30/20	15,000	15,682
Reynolds American Inc (United Kingdom)
4.450% due 06/12/25	200,000	213,530
6.150% due 09/15/43	300,000	386,670
S&P Global Inc
4.000% due 06/15/25	50,000	52,591
4.400% due 02/15/26	100,000	108,505
Sanofi (France) 4.000% due 03/29/21	200,000	210,512
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/19	200,000	198,251
2.400% due 09/23/21	250,000	246,256
3.200% due 09/23/26	250,000	244,831

	Principal Amount	Value
Stryker Corp
4.100% due 04/01/43	$100,000	$104,099
4.375% due 05/15/44	300,000	325,199
Sysco Corp
2.500% due 07/15/21	35,000	34,931
2.600% due 10/01/20	50,000	50,243
2.600% due 06/12/22	100,000	99,396
3.250% due 07/15/27	50,000	49,918
3.750% due 10/01/25	25,000	26,032
4.500% due 04/01/46	25,000	27,285
4.850% due 10/01/45	15,000	17,197
Teva Pharmaceutical Finance IV LLC (Israel) 2.250% due 03/18/20	200,000	193,500
Teva Pharmaceutical Finance Netherlands III BV (Israel)
1.700% due 07/19/19	140,000	136,061
2.200% due 07/21/21	175,000	159,975
2.800% due 07/21/23	165,000	143,842
3.150% due 10/01/26	55,000	45,482
4.100% due 10/01/46	125,000	95,465
The Board of Trustees of The Leland Stanford Junior University 3.647% due 05/01/48	125,000	133,873
The Clorox Co 3.800% due 11/15/21	100,000	104,181
The Coca-Cola Co
1.375% due 05/30/19	150,000	148,761
1.875% due 10/27/20	50,000	49,758
2.500% due 04/01/23	200,000	199,936
2.550% due 06/01/26	100,000	97,403
2.875% due 10/27/25	50,000	50,041
3.150% due 11/15/20	200,000	205,526
3.300% due 09/01/21	100,000	103,402
The Estee Lauder Cos Inc
1.700% due 05/10/21	30,000	29,380
3.150% due 03/15/27	50,000	50,389
4.150% due 03/15/47	30,000	32,911
The George Washington University 4.300% due 09/15/44	50,000	54,879
The Hershey Co 2.300% due 08/15/26	50,000	47,033
The JM Smucker Co 4.375% due 03/15/45	350,000	372,276
The Kroger Co
2.600% due 02/01/21	50,000	50,084
2.800% due 08/01/22	100,000	99,730
3.300% due 01/15/21	100,000	102,049
3.500% due 02/01/26	50,000	49,988
3.850% due 08/01/23	150,000	156,277
3.875% due 10/15/46	200,000	183,694
4.650% due 01/15/48	100,000	102,685
5.150% due 08/01/43	25,000	27,112
The Procter & Gamble Co
2.300% due 02/06/22	100,000	99,757
2.450% due 11/03/26	300,000	289,545
5.550% due 03/05/37	200,000	266,702
Thermo Fisher Scientific Inc
2.950% due 09/19/26	30,000	29,199
3.000% due 04/15/23	70,000	70,504
3.150% due 01/15/23	100,000	101,347
3.650% due 12/15/25	100,000	102,768
4.150% due 02/01/24	100,000	106,193
5.300% due 02/01/44	100,000	119,813
Tyson Foods Inc
2.250% due 08/23/21	15,000	14,810
4.500% due 06/15/22	300,000	320,704
Unilever Capital Corp (United Kingdom)
2.200% due 05/05/22	100,000	98,930
5.900% due 11/15/32	50,000	65,184

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-16

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

UnitedHealth Group Inc
1.625% due 03/15/19	$250,000	$248,670
2.700% due 07/15/20	30,000	30,356
2.950% due 10/15/27	100,000	99,804
3.450% due 01/15/27	150,000	155,306
3.750% due 07/15/25	75,000	79,111
4.200% due 01/15/47	125,000	134,911
4.625% due 11/15/41	300,000	342,772
4.750% due 07/15/45	50,000	59,151
6.875% due 02/15/38	250,000	363,034
University of Notre Dame du Lac 3.394% due 02/15/48	50,000	50,049
University of Southern California 3.028% due 10/01/39	50,000	47,794
Verisk Analytics Inc 4.125% due 09/12/22	100,000	104,496
Wyeth LLC
5.950% due 04/01/37	50,000	67,112
6.500% due 02/01/34	100,000	136,898
Zimmer Biomet Holdings Inc
3.375% due 11/30/21	100,000	101,397
3.550% due 04/01/25	370,000	370,254
Zoetis Inc 3.250% due 02/01/23	300,000	304,914

		44,862,069

Energy - 2.8%

Anadarko Petroleum Corp
3.450% due 07/15/24	100,000	99,709
6.200% due 03/15/40	100,000	121,561
6.450% due 09/15/36	150,000	184,137
6.600% due 03/15/46	200,000	257,975
Andeavor
3.800% due 04/01/28	30,000	30,125
4.500% due 04/01/48	25,000	25,364
4.750% due 12/15/23 ~	150,000	161,440
5.125% due 12/15/26 ~	50,000	55,029
Andeavor Logistics LP 4.250% due 12/01/27	250,000	252,569
Apache Corp
3.250% due 04/15/22	200,000	201,677
4.750% due 04/15/43	50,000	51,533
5.100% due 09/01/40	100,000	106,822
5.250% due 02/01/42	25,000	27,142
6.000% due 01/15/37	25,000	29,638
Baker Hughes a GE Co LLC
2.773% due 12/15/22 ~	50,000	49,962
3.337% due 12/15/27 ~	100,000	99,927
4.080% due 12/15/47 ~	50,000	50,936
5.125% due 09/15/40	50,000	58,858
Boardwalk Pipelines LP 4.950% due 12/15/24	100,000	107,259
BP Capital Markets PLC (United Kingdom)
1.676% due 05/03/19	20,000	19,897
2.112% due 09/16/21	200,000	197,555
2.237% due 05/10/19	200,000	200,309
2.315% due 02/13/20	100,000	100,268
2.750% due 05/10/23	250,000	250,251
3.119% due 05/04/26	25,000	25,288
3.224% due 04/14/24	100,000	102,527
3.561% due 11/01/21	100,000	103,985
3.588% due 04/14/27	100,000	103,577
3.723% due 11/28/28	400,000	419,388
Buckeye Partners LP 3.950% due 12/01/26	20,000	19,689
Burlington Resources Finance Co 7.400% due 12/01/31	100,000	140,080
Canadian Natural Resources Ltd (Canada)
2.950% due 01/15/23	50,000	49,827
3.800% due 04/15/24	43,000	44,334

	Principal Amount	Value

3.850% due 06/01/27	$50,000	$51,117
4.950% due 06/01/47	25,000	28,066
6.750% due 02/01/39	90,000	116,158
Cenovus Energy Inc (Canada)
3.000% due 08/15/22	45,000	44,761
4.250% due 04/15/27	300,000	299,763
4.450% due 09/15/42	100,000	92,585
5.250% due 06/15/37	35,000	36,131
5.400% due 06/15/47	50,000	52,770
5.700% due 10/15/19	65,000	68,396
Chevron Corp
1.561% due 05/16/19	100,000	99,440
2.100% due 05/16/21	100,000	99,220
2.355% due 12/05/22	250,000	248,155
2.419% due 11/17/20	50,000	50,319
2.566% due 05/16/23	100,000	99,836
2.954% due 05/16/26	100,000	100,051
3.191% due 06/24/23	200,000	205,643
3.326% due 11/17/25	50,000	51,485
4.950% due 03/03/19	50,000	51,679
Cimarex Energy Co 3.900% due 05/15/27	155,000	158,749
CNOOC Finance Ltd (China) 3.000% due 05/09/23	200,000	198,046
Concho Resources Inc 4.375% due 01/15/25	50,000	52,125
ConocoPhillips 6.500% due 02/01/39	250,000	350,743
ConocoPhillips Co
3.350% due 11/15/24	350,000	360,796
4.200% due 03/15/21	40,000	42,090
4.950% due 03/15/26	50,000	56,834
ConocoPhillips Holding Co 6.950% due 04/15/29	100,000	131,574
Devon Energy Corp
5.000% due 06/15/45	105,000	117,484
5.850% due 12/15/25	50,000	58,462
Devon Financing Co LLC 7.875% due 09/30/31	150,000	206,327
Ecopetrol SA (Colombia)
5.375% due 06/26/26	85,000	91,987
5.875% due 09/18/23	50,000	55,375
5.875% due 05/28/45	200,000	204,900
7.625% due 07/23/19	100,000	107,500
Enable Midstream Partners LP
2.400% due 05/15/19	100,000	99,451
4.400% due 03/15/27	200,000	203,692
Enbridge Energy Partners LP
5.200% due 03/15/20	15,000	15,794
7.500% due 04/15/38	50,000	64,868
Enbridge Inc (Canada)
2.900% due 07/15/22	100,000	99,487
3.700% due 07/15/27	100,000	100,589
4.500% due 06/10/44	150,000	156,009
Encana Corp (Canada) 3.900% due 11/15/21	200,000	205,701
Energy Transfer LP
3.600% due 02/01/23	400,000	400,632
4.050% due 03/15/25	100,000	100,057
4.200% due 04/15/27	100,000	99,642
4.900% due 02/01/24	100,000	105,865
5.300% due 04/15/47	100,000	99,658
5.950% due 10/01/43	100,000	106,599
6.125% due 12/15/45	200,000	217,766
6.500% due 02/01/42	100,000	114,156
9.000% due 04/15/19	50,000	53,963
EnLink Midstream Partners LP
4.850% due 07/15/26	30,000	31,482
5.450% due 06/01/47	150,000	158,962

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-17

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Enterprise Products Operating LLC
4.450% due 02/15/43	$300,000	$311,469
4.850% due 03/15/44	300,000	329,801
6.125% due 10/15/39	115,000	145,036
6.500% due 01/31/19	100,000	104,517
6.875% due 03/01/33	150,000	197,561
EOG Resources Inc
3.150% due 04/01/25	350,000	349,178
5.625% due 06/01/19	100,000	104,656
EQT Corp
3.000% due 10/01/22	200,000	198,059
8.125% due 06/01/19	25,000	26,931
EQT Midstream Partners LP 4.125% due 12/01/26	35,000	34,909
Exxon Mobil Corp
1.708% due 03/01/19	100,000	99,776
2.222% due 03/01/21	40,000	39,922
2.709% due 03/06/25	300,000	299,201
3.043% due 03/01/26	100,000	101,625
3.176% due 03/15/24	200,000	206,387
4.114% due 03/01/46	65,000	72,724
Halliburton Co
3.250% due 11/15/21	100,000	101,937
3.800% due 11/15/25	245,000	254,979
4.850% due 11/15/35	50,000	56,223
5.000% due 11/15/45	42,000	48,379
7.450% due 09/15/39	25,000	35,837
Hess Corp
4.300% due 04/01/27	50,000	50,201
5.600% due 02/15/41	50,000	54,058
5.800% due 04/01/47	50,000	55,799
7.125% due 03/15/33	50,000	60,436
Husky Energy Inc (Canada) 3.950% due 04/15/22	100,000	103,547
Kinder Morgan Energy Partners LP
3.950% due 09/01/22	100,000	103,294
4.150% due 02/01/24	100,000	103,826
5.300% due 09/15/20	50,000	53,322
5.400% due 09/01/44	250,000	265,049
6.950% due 01/15/38	200,000	249,238
Kinder Morgan Inc
3.050% due 12/01/19	100,000	100,909
3.150% due 01/15/23	250,000	248,729
5.300% due 12/01/34	70,000	74,835
6.500% due 09/15/20	300,000	328,214
Magellan Midstream Partners LP
4.200% due 10/03/47	50,000	50,581
4.250% due 09/15/46	70,000	71,075
5.000% due 03/01/26	50,000	55,618
Marathon Oil Corp
2.800% due 11/01/22	100,000	99,123
3.850% due 06/01/25	50,000	50,966
4.400% due 07/15/27	100,000	104,676
5.200% due 06/01/45	50,000	55,582
Marathon Petroleum Corp
3.400% due 12/15/20	50,000	51,121
6.500% due 03/01/41	100,000	125,655
MPLX LP 4.875% due 12/01/24	250,000	269,801
National Oilwell Varco Inc
2.600% due 12/01/22	100,000	97,753
3.950% due 12/01/42	100,000	88,795
Nexen Energy ULC (China)
6.200% due 07/30/19	50,000	52,532
7.500% due 07/30/39	300,000	445,302
Noble Energy Inc
3.850% due 01/15/28	50,000	50,239
4.150% due 12/15/21	100,000	104,280
5.050% due 11/15/44	150,000	161,139

	Principal Amount	Value
Occidental Petroleum Corp
2.700% due 02/15/23	$200,000	$200,232
4.100% due 02/01/21	100,000	104,770
4.100% due 02/15/47	50,000	53,235
ONEOK Inc
4.000% due 07/13/27	130,000	131,975
4.950% due 07/13/47	50,000	52,177
ONEOK Partners LP
3.375% due 10/01/22	100,000	100,792
8.625% due 03/01/19	150,000	160,138
Petro-Canada (Canada) 6.800% due 05/15/38	200,000	276,314
Petroleos Mexicanos (Mexico)
4.250% due 01/15/25	200,000	199,300
4.500% due 01/23/26	250,000	250,175
4.875% due 01/24/22	100,000	104,475
5.500% due 02/04/19	60,000	62,157
5.500% due 01/21/21	100,000	106,225
5.625% due 01/23/46	150,000	139,200
6.375% due 02/04/21	100,000	108,950
6.500% due 03/13/27 ~	700,000	765,975
6.500% due 06/02/41	400,000	412,400
6.625% due 06/15/35	200,000	214,418
6.875% due 08/04/26	100,000	113,625
8.000% due 05/03/19	200,000	214,100
Phillips 66
4.300% due 04/01/22	100,000	106,374
4.650% due 11/15/34	200,000	219,627
Phillips 66 Partners LP
3.550% due 10/01/26	50,000	49,635
4.900% due 10/01/46	25,000	26,529
Pioneer Natural Resources Co
3.950% due 07/15/22	100,000	104,320
4.450% due 01/15/26	50,000	53,756
Plains All American Pipeline LP
4.500% due 12/15/26	150,000	152,287
4.650% due 10/15/25	100,000	103,188
4.700% due 06/15/44	50,000	46,876
5.000% due 02/01/21	50,000	52,429
Sabine Pass Liquefaction LLC
4.200% due 03/15/28	200,000	202,698
5.625% due 02/01/21	210,000	225,262
5.625% due 03/01/25	165,000	182,221
5.750% due 05/15/24	165,000	183,598
Schlumberger Investment SA 3.650% due 12/01/23	42,000	44,243
Shell International Finance BV (Netherlands)
1.375% due 05/10/19	100,000	99,150
1.375% due 09/12/19	50,000	49,394
1.750% due 09/12/21	50,000	48,812
1.875% due 05/10/21	100,000	98,567
2.125% due 05/11/20	100,000	99,820
2.375% due 08/21/22	100,000	99,337
2.500% due 09/12/26	50,000	48,474
2.875% due 05/10/26	100,000	100,084
3.250% due 05/11/25	100,000	102,845
3.625% due 08/21/42	100,000	98,882
3.750% due 09/12/46	50,000	51,081
4.000% due 05/10/46	100,000	106,679
4.125% due 05/11/35	263,000	287,236
4.300% due 09/22/19	100,000	103,605
4.550% due 08/12/43	550,000	626,495
Southern Natural Gas Co LLC 4.400% due 06/15/21	100,000	104,715
Spectra Energy Capital LLC 3.300% due 03/15/23	100,000	99,881
Spectra Energy Partners LP 3.375% due 10/15/26	20,000	19,797

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-18

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Statoil ASA (Norway)
2.450% due 01/17/23	$100,000	$99,462
2.900% due 11/08/20	90,000	91,515
3.150% due 01/23/22	100,000	102,322
3.700% due 03/01/24	200,000	210,252
3.950% due 05/15/43	300,000	314,291
Suncor Energy Inc (Canada) 4.000% due 11/15/47	70,000	71,885
Sunoco Logistics Partners Operations LP
3.450% due 01/15/23	100,000	99,521
3.900% due 07/15/26	100,000	98,007
TC PipeLines LP 3.900% due 05/25/27	20,000	20,133
Total Capital International SA (France) 3.700% due 01/15/24	200,000	211,004
Total Capital SA (France)
4.125% due 01/28/21	100,000	105,334
4.450% due 06/24/20	200,000	210,583
TransCanada PipeLines Ltd (Canada)
2.500% due 08/01/22	100,000	99,415
3.750% due 10/16/23	100,000	104,546
7.125% due 01/15/19	100,000	104,893
7.250% due 08/15/38	300,000	438,367
7.625% due 01/15/39	50,000	75,421
Transcontinental Gas Pipe Line Co LLC 4.450% due 08/01/42	150,000	157,409
Valero Energy Corp
3.400% due 09/15/26	100,000	100,563
6.125% due 02/01/20	50,000	53,874
6.625% due 06/15/37	150,000	198,151
Valero Energy Partners LP 4.375% due 12/15/26	65,000	68,043
Western Gas Partners LP 5.375% due 06/01/21	200,000	212,213
Williams Partners LP
3.600% due 03/15/22	100,000	102,375
3.750% due 06/15/27	50,000	50,186
4.000% due 11/15/21	100,000	103,492
4.000% due 09/15/25	300,000	307,384
5.100% due 09/15/45	100,000	110,303
6.300% due 04/15/40	20,000	24,661

		28,790,515

Financial - 10.3%

AerCap Ireland Capital DAC (Netherlands)
3.750% due 05/15/19	150,000	152,412
3.950% due 02/01/22	175,000	180,509
4.500% due 05/15/21	150,000	157,641
4.625% due 10/30/20	150,000	157,335
Affiliated Managers Group Inc 3.500% due 08/01/25	50,000	50,598
Aflac Inc
3.625% due 06/15/23	200,000	207,815
4.000% due 02/15/22	100,000	105,292
African Development Bank (Multi-National)
1.125% due 09/20/19	300,000	295,430
1.375% due 02/12/20	200,000	197,292
2.125% due 11/16/22	250,000	247,143
Air Lease Corp
2.625% due 07/01/22	50,000	49,371
2.750% due 01/15/23	100,000	98,641
3.375% due 01/15/19	100,000	100,986
Alexandria Real Estate Equities Inc REIT
3.450% due 04/30/25	300,000	299,410
3.950% due 01/15/27	25,000	25,579
4.500% due 07/30/29	20,000	21,241
Alleghany Corp 4.950% due 06/27/22	100,000	108,161
American Campus Communities Operating Partnership LP REIT 4.125% due 07/01/24	100,000	104,280

	Principal Amount	Value
American Express Co
2.200% due 10/30/20	$230,000	$228,251
2.500% due 08/01/22	400,000	395,544
2.650% due 12/02/22	150,000	149,106
3.000% due 10/30/24	50,000	49,982
4.050% due 12/03/42	125,000	133,241
American Express Credit Corp
1.875% due 05/03/19	60,000	59,766
2.125% due 03/18/19	100,000	100,011
2.375% due 05/26/20	100,000	99,913
3.300% due 05/03/27	65,000	66,019
American Financial Group Inc 4.500% due 06/15/47	50,000	52,157
American International Group Inc
3.750% due 07/10/25	35,000	36,135
3.875% due 01/15/35	100,000	100,614
3.900% due 04/01/26	300,000	311,557
4.375% due 01/15/55	100,000	102,217
4.500% due 07/16/44	300,000	324,117
4.700% due 07/10/35	50,000	55,428
4.800% due 07/10/45	50,000	56,249
American Tower Corp REIT
3.375% due 10/15/26	100,000	98,406
3.450% due 09/15/21	200,000	204,573
3.600% due 01/15/28	100,000	99,589
4.700% due 03/15/22	200,000	214,275
Ameriprise Financial Inc
4.000% due 10/15/23	100,000	106,484
7.300% due 06/28/19	20,000	21,445
Aon Corp 5.000% due 09/30/20	50,000	53,276
Arch Capital Group US Inc 5.144% due 11/01/43	200,000	233,971
Ares Capital Corp
3.500% due 02/10/23	50,000	49,309
3.625% due 01/19/22	50,000	50,247
3.875% due 01/15/20	30,000	30,543
Asian Development Bank (Multi-National)
1.000% due 08/16/19	300,000	295,255
1.375% due 01/15/19	250,000	248,616
1.375% due 03/23/20	200,000	197,170
1.750% due 01/10/20	200,000	198,957
1.750% due 06/08/21	100,000	98,481
1.750% due 08/14/26	250,000	235,034
2.000% due 02/16/22	300,000	296,734
2.000% due 01/22/25	300,000	290,923
2.625% due 01/12/27	200,000	200,885
Australia & New Zealand Banking Group Ltd (Australia)
2.625% due 05/19/22	250,000	249,308
2.625% due 11/09/22	250,000	248,501
AvalonBay Communities Inc REIT
2.950% due 09/15/22	35,000	35,335
3.200% due 01/15/28	200,000	199,426
3.350% due 05/15/27	25,000	25,216
3.625% due 10/01/20	100,000	102,971
4.150% due 07/01/47	50,000	52,439
AXA SA (France) 8.600% due 12/15/30	75,000	108,094
AXIS Specialty Finance LLC 5.875% due 06/01/20	50,000	53,541
Banco Santander SA (Spain) 3.500% due 04/11/22	300,000	306,160
Bank of America Corp
2.250% due 04/21/20	150,000	150,146
2.328% (LIBOR + 0.630%) due 10/01/21 §	100,000	99,750
2.369% (LIBOR + 0.660%) due 07/21/21 §	100,000	99,855
2.503% due 10/21/22	150,000	148,484

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-19

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

2.600% due 01/15/19	$29,000	$29,102
2.625% due 04/19/21	150,000	150,822
2.650% due 04/01/19	67,000	67,387
2.816% (LIBOR + 0.930%) due 07/21/23 §	200,000	199,711
3.004% (LIBOR + 0.790%) due 12/20/23 § ~	550,000	551,714
3.248% due 10/21/27	150,000	148,988
3.300% due 01/11/23	350,000	358,247
3.419% (LIBOR + 1.040%) due 12/20/28 § ~	169,000	169,197
3.500% due 04/19/26	150,000	153,485
3.593% (LIBOR + 1.370%) due 07/21/28 §	100,000	101,738
3.824% (LIBOR + 1.575%) due 01/20/28 §	300,000	310,579
3.875% due 08/01/25	100,000	105,561
3.950% due 04/21/25	200,000	206,972
4.100% due 07/24/23	300,000	318,775
4.183% due 11/25/27	100,000	104,592
4.200% due 08/26/24	285,000	300,322
4.450% due 03/03/26	85,000	90,862
4.750% due 04/21/45	85,000	96,690
4.875% due 04/01/44	200,000	239,798
5.000% due 01/21/44	200,000	241,952
6.110% due 01/29/37	250,000	320,373
7.750% due 05/14/38	200,000	300,383
Bank of Montreal (Canada)
1.500% due 07/18/19	75,000	74,281
1.750% due 09/11/19	50,000	49,606
1.900% due 08/27/21	100,000	97,934
2.100% due 06/15/20	200,000	198,810
2.350% due 09/11/22	150,000	147,651
Barclays Bank PLC (United Kingdom) 5.140% due 10/14/20	250,000	264,892
Barclays PLC (United Kingdom)
2.750% due 11/08/19	200,000	200,544
2.875% due 06/08/20	250,000	251,032
4.337% due 01/10/28	300,000	310,983
4.375% due 01/12/26	200,000	208,499
BB&T Corp
2.150% due 02/01/21	200,000	198,180
2.450% due 01/15/20	100,000	100,354
2.625% due 06/29/20	50,000	50,355
3.950% due 03/22/22	200,000	209,124
Berkshire Hathaway Finance Corp
1.700% due 03/15/19	60,000	59,812
4.300% due 05/15/43	200,000	223,934
5.750% due 01/15/40	25,000	33,010
Berkshire Hathaway Inc
2.200% due 03/15/21	35,000	34,903
3.000% due 02/11/23	50,000	51,038
3.125% due 03/15/26	35,000	35,424
3.400% due 01/31/22	100,000	103,953
BlackRock Inc
3.200% due 03/15/27	56,000	56,948
5.000% due 12/10/19	700,000	736,233
BNP Paribas SA (France)
2.450% due 03/17/19	100,000	100,510
5.000% due 01/15/21	200,000	215,051
Boston Properties LP REIT
3.200% due 01/15/25	300,000	299,441
4.125% due 05/15/21	100,000	104,583
BPCE SA (France) 2.500% due 07/15/19	250,000	251,116
Branch Banking & Trust Co 1.450% due 05/10/19	300,000	297,193
Brighthouse Financial Inc
3.700% due 06/22/27 ~	100,000	98,513
4.700% due 06/22/47 ~	50,000	51,164

	Principal Amount	Value

Brixmor Operating Partnership LP REIT
3.250% due 09/15/23	$100,000	$98,084
4.125% due 06/15/26	50,000	50,504
Brookfield Finance Inc (Canada) 4.700% due 09/20/47	50,000	52,563
Brookfield Finance LLC (Canada) 4.000% due 04/01/24	50,000	51,820
Canadian Imperial Bank of Commerce (Canada) 1.600% due 09/06/19	100,000	98,983
Capital One Financial Corp
2.400% due 10/30/20	50,000	49,723
2.500% due 05/12/20	49,000	48,963
3.200% due 02/05/25	200,000	198,309
3.300% due 10/30/24	100,000	99,766
3.750% due 07/28/26	250,000	249,336
3.750% due 03/09/27	50,000	50,616
Capital One NA 1.850% due 09/13/19	250,000	247,665
Cboe Global Markets Inc 1.950% due 06/28/19	65,000	64,607
CBRE Services Inc REIT 4.875% due 03/01/26	100,000	108,494
CC Holdings GS V LLC REIT 3.849% due 04/15/23	100,000	103,277
Chubb INA Holdings Inc
2.300% due 11/03/20	400,000	399,497
2.700% due 03/13/23	25,000	24,850
3.150% due 03/15/25	100,000	101,248
4.150% due 03/13/43	25,000	27,187
5.900% due 06/15/19	15,000	15,800
Citibank NA 2.000% due 03/20/19	250,000	249,543
Citigroup Inc
2.350% due 08/02/21	150,000	148,476
2.450% due 01/10/20	150,000	150,132
2.500% due 07/29/19	100,000	100,335
2.650% due 10/26/20	250,000	250,988
2.700% due 03/30/21	50,000	50,170
2.700% due 10/27/22	100,000	99,029
2.876% (LIBOR + 0.950%) due 07/24/23 §	200,000	199,183
3.400% due 05/01/26	100,000	100,752
3.520% (LIBOR + 1.151%) due 10/27/28 §	100,000	100,649
3.668% (LIBOR + 1.390%) due 07/24/28 §	100,000	101,547
3.750% due 06/16/24	100,000	103,851
3.875% due 03/26/25	100,000	102,502
3.887% (LIBOR + 1.563%) due 01/10/28 §	100,000	103,597
4.000% due 08/05/24	50,000	52,209
4.050% due 07/30/22	500,000	520,877
4.125% due 07/25/28	100,000	103,253
4.281% (LIBOR + 1.839%) due 04/24/48 §	200,000	217,866
4.300% due 11/20/26	100,000	104,737
4.400% due 06/10/25	400,000	422,517
4.500% due 01/14/22	60,000	63,877
4.750% due 05/18/46	50,000	55,291
5.300% due 05/06/44	400,000	473,662
6.125% due 08/25/36	100,000	126,295
8.125% due 07/15/39	200,000	320,563
Citizens Financial Group Inc 2.375% due 07/28/21	300,000	296,294
CME Group Inc
3.000% due 09/15/22	50,000	51,016
3.000% due 03/15/25	50,000	50,605
CNA Financial Corp
3.450% due 08/15/27	100,000	98,716
4.500% due 03/01/26	50,000	53,292

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-20

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Comerica Bank 4.000% due 07/27/25	$250,000	$259,253
Commonwealth Bank of Australia (Australia)
2.250% due 03/13/19	250,000	250,186
2.300% due 03/12/20	250,000	250,209
Cooperatieve Rabobank UA (Netherlands)
1.375% due 08/09/19	250,000	246,681
3.375% due 05/21/25	250,000	257,405
3.875% due 02/08/22	200,000	210,172
3.950% due 11/09/22	250,000	260,902
5.250% due 05/24/41	200,000	252,565
Corp Andina de Fomento (Multi-National)
2.000% due 05/10/19	300,000	299,296
8.125% due 06/04/19	25,000	27,035
Corporate Office Properties LP REIT 3.700% due 06/15/21	50,000	50,971
Council Of Europe Development Bank (Multi-National) 1.625% due 03/16/21	200,000	196,443
Credit Suisse AG NY (Switzerland)
2.300% due 05/28/19	300,000	300,326
4.375% due 08/05/20	350,000	366,849
Credit Suisse Group Funding Guernsey Ltd (Switzerland)
3.750% due 03/26/25	250,000	255,440
3.800% due 09/15/22	250,000	258,128
3.800% due 06/09/23	250,000	258,100
Crown Castle International Corp REIT
2.250% due 09/01/21	55,000	54,114
3.200% due 09/01/24	35,000	34,681
3.400% due 02/15/21	30,000	30,656
3.650% due 09/01/27	35,000	34,975
3.700% due 06/15/26	35,000	35,030
4.000% due 03/01/27	40,000	40,962
4.450% due 02/15/26	35,000	36,798
4.750% due 05/15/47	25,000	26,399
CubeSmart LP REIT 3.125% due 09/01/26	50,000	47,741
DDR Corp REIT
3.375% due 05/15/23	100,000	99,757
3.900% due 08/15/24	50,000	50,433
Deutsche Bank AG (Germany)
2.700% due 07/13/20	100,000	99,564
2.850% due 05/10/19	400,000	401,431
3.700% due 05/30/24	285,000	287,262
Digital Realty Trust LP REIT
3.700% due 08/15/27	50,000	50,450
3.950% due 07/01/22	100,000	104,558
Discover Bank 3.450% due 07/27/26	250,000	247,175
Duke Realty LP REIT 3.875% due 10/15/22	200,000	208,275
E*TRADE Financial Corp 3.800% due 08/24/27	15,000	14,977
EPR Properties REIT 4.750% due 12/15/26	100,000	102,801
ERP Operating LP REIT
2.850% due 11/01/26	70,000	67,965
4.500% due 06/01/45	75,000	82,367
4.625% due 12/15/21	60,000	64,295
Essex Portfolio LP REIT
3.375% due 04/15/26	50,000	49,687
3.875% due 05/01/24	50,000	51,879
European Bank for Reconstruction & Development (Multi-National)
1.750% due 11/26/19	200,000	198,991
1.875% due 02/23/22	400,000	393,472
2.125% due 03/07/22	200,000	198,628

	Principal Amount	Value
European Investment Bank (Multi-National)
1.250% due 05/15/19	$200,000	$198,074
1.250% due 12/16/19	700,000	689,373
1.375% due 09/15/21	150,000	145,049
1.625% due 03/16/20	300,000	297,179
1.625% due 08/14/20	200,000	197,569
1.750% due 06/17/19	600,000	598,045
2.250% due 03/15/22	200,000	199,272
2.375% due 06/15/22	800,000	801,460
2.875% due 09/15/20	250,000	254,950
3.250% due 01/29/24	600,000	624,959
4.875% due 02/15/36	425,000	556,982
Federal Realty Investment Trust REIT 4.500% due 12/01/44	50,000	54,759
Fifth Third Bancorp
2.875% due 07/27/20	300,000	303,332
8.250% due 03/01/38	25,000	38,263
Fifth Third Bank 2.875% due 10/01/21	300,000	303,069
FMS Wertmanagement AoeR (Germany)
1.750% due 01/24/20	300,000	298,244
1.750% due 03/17/20	300,000	297,993
Franklin Resources Inc 2.800% due 09/15/22	25,000	25,144
GE Capital International Funding Co
2.342% due 11/15/20	1,000,000	995,726
4.418% due 11/15/35	413,000	447,501
Government Properties Income Trust REIT 4.000% due 07/15/22	100,000	100,694
HCP Inc REIT
3.400% due 02/01/25	100,000	99,249
4.250% due 11/15/23	93,000	97,718
5.375% due 02/01/21	150,000	161,177
Hospitality Properties Trust REIT
3.950% due 01/15/28	30,000	29,153
4.950% due 02/15/27	110,000	116,182
Host Hotels & Resorts LP REIT 3.750% due 10/15/23	100,000	101,904
HSBC Bank USA NA 4.875% due 08/24/20	100,000	105,786
HSBC Finance Corp 6.676% due 01/15/21	61,000	67,861
HSBC Holdings PLC (United Kingdom)
2.950% due 05/25/21	250,000	251,815
3.400% due 03/08/21	400,000	408,986
3.900% due 05/25/26	200,000	207,596
4.000% due 03/30/22	100,000	104,505
4.250% due 08/18/25	200,000	207,693
4.375% due 11/23/26	200,000	209,132
4.875% due 01/14/22	100,000	107,641
6.500% due 09/15/37	300,000	395,464
6.800% due 06/01/38	150,000	205,011
HSBC USA Inc 3.500% due 06/23/24	500,000	513,757
Industrial & Commercial Bank of China Ltd (China) 2.452% due 10/20/21	250,000	245,298
Inter-American Development Bank (Multi-National)
1.125% due 09/12/19	175,000	172,493
1.625% due 05/12/20	400,000	396,354
1.750% due 04/14/22	300,000	293,892
1.875% due 03/15/21	800,000	792,999
2.000% due 06/02/26	150,000	144,178
2.125% due 11/09/20	200,000	200,237
2.125% due 01/18/22	200,000	199,203
3.200% due 08/07/42	100,000	101,575
Intercontinental Exchange Inc
2.350% due 09/15/22	100,000	99,173
3.100% due 09/15/27	100,000	100,167
4.000% due 10/15/23	100,000	106,242

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-21

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
International Bank for Reconstruction & Development (Multi-National)
0.875% due 08/15/19	$150,000	$147,370
1.125% due 11/27/19	200,000	196,693
1.250% due 07/26/19	250,000	247,257
1.375% due 05/24/21	400,000	389,515
1.375% due 09/20/21	300,000	290,946
1.625% due 09/04/20	180,000	177,794
1.625% due 03/09/21	200,000	196,734
1.625% due 02/10/22	300,000	292,429
1.875% due 03/15/19	300,000	299,841
1.875% due 10/07/19	400,000	399,189
1.875% due 04/21/20	400,000	398,378
2.000% due 01/26/22	400,000	396,327
2.125% due 11/01/20	200,000	200,019
2.125% due 02/13/23	100,000	98,625
2.500% due 11/22/27	300,000	298,507
7.625% due 01/19/23	100,000	124,734
International Finance Corp (Multi-National)
1.125% due 07/20/21	150,000	144,401
1.750% due 09/16/19	200,000	199,112
1.750% due 03/30/20	200,000	198,755
Invesco Finance PLC 5.375% due 11/30/43	200,000	248,041
Jefferies Group LLC
5.125% due 01/20/23	150,000	162,730
8.500% due 07/15/19	125,000	135,808
JPMorgan Chase & Co
1.850% due 03/22/19	300,000	298,846
2.200% due 10/22/19	400,000	399,682
2.350% due 01/28/19	200,000	200,411
2.400% due 06/07/21	50,000	49,751
2.776% (LIBOR + 0.935%) due 04/25/23 §	175,000	175,254
2.950% due 10/01/26	200,000	196,618
2.972% due 01/15/23	500,000	504,469
3.200% due 06/15/26	100,000	100,030
3.250% due 09/23/22	400,000	409,754
3.540% (LIBOR + 1.380%) due 05/01/28 §	100,000	101,826
3.625% due 05/13/24	200,000	208,095
3.782% (LIBOR + 1.337%) due 02/01/28 §	175,000	181,501
3.882% (LIBOR + 1.360%) due 07/24/38 §	150,000	155,151
3.964% (LIBOR + 1.380%) due 11/15/48 §	100,000	103,425
4.032% due 07/24/48	150,000	156,691
4.250% due 10/15/20	250,000	262,214
4.350% due 08/15/21	200,000	212,208
4.400% due 07/22/20	200,000	210,169
4.950% due 06/01/45	200,000	232,800
5.500% due 10/15/40	100,000	126,105
5.600% due 07/15/41	100,000	128,804
6.300% due 04/23/19	250,000	263,228
6.400% due 05/15/38	300,000	413,279
JPMorgan Chase Bank NA 1.650% due 09/23/19	250,000	247,925
KeyBank NA 1.600% due 08/22/19	250,000	247,302
KeyCorp
2.900% due 09/15/20	120,000	121,193
5.100% due 03/24/21	100,000	107,838
Kilroy Realty LP REIT 3.800% due 01/15/23	100,000	102,356
Kimco Realty Corp REIT
3.125% due 06/01/23	100,000	99,902
4.125% due 12/01/46	50,000	48,888
6.875% due 10/01/19	25,000	26,877

	Principal Amount	Value
Kreditanstalt fuer Wiederaufbau (Germany)
1.000% due 07/15/19	$250,000	$246,291
1.250% due 09/30/19	600,000	592,156
1.500% due 09/09/19	400,000	396,591
1.625% due 05/29/20	300,000	296,792
1.625% due 03/15/21	400,000	392,967
1.750% due 09/15/21	200,000	196,469
1.875% due 04/01/19	200,000	199,835
1.875% due 06/30/20	500,000	497,264
1.875% due 12/15/20	300,000	297,612
2.000% due 11/30/21	450,000	445,518
2.000% due 10/04/22	250,000	246,101
2.000% due 05/02/25	400,000	385,978
2.125% due 03/07/22	400,000	397,534
2.125% due 01/17/23	650,000	643,051
2.375% due 08/25/21	250,000	251,179
4.000% due 01/27/20	100,000	103,948
Landwirtschaftliche Rentenbank (Germany)
1.375% due 10/23/19	100,000	98,851
1.750% due 04/15/19	225,000	224,421
1.750% due 07/27/26	100,000	93,791
2.000% due 01/13/25	200,000	193,301
Lazard Group LLC 3.625% due 03/01/27	50,000	49,979
Legg Mason Inc 4.750% due 03/15/26	50,000	53,651
Liberty Property LP REIT 4.400% due 02/15/24	94,000	100,406
Lincoln National Corp 3.625% due 12/12/26	150,000	153,311
Lloyds Bank PLC (United Kingdom) 2.700% due 08/17/20	200,000	200,842
Lloyds Banking Group PLC (United Kingdom)
3.574% (LIBOR + 1.205%) due 11/07/28 §	300,000	297,700
4.500% due 11/04/24	300,000	315,181
4.582% due 12/10/25	200,000	210,008
Loews Corp 2.625% due 05/15/23	150,000	148,386
Manufacturers & Traders Trust Co 2.500% due 05/18/22	250,000	249,046
Manulife Financial Corp (Canada)
4.150% due 03/04/26	50,000	53,143
5.375% due 03/04/46	50,000	62,575
Markel Corp 3.500% due 11/01/27	50,000	49,834
Marsh & McLennan Cos Inc
3.500% due 03/10/25	75,000	77,370
3.750% due 03/14/26	100,000	104,591
Mastercard Inc
2.000% due 11/21/21	50,000	49,381
2.950% due 11/21/26	50,000	50,038
3.800% due 11/21/46	50,000	53,233
MetLife Inc
3.600% due 04/10/24	300,000	314,051
5.700% due 06/15/35	100,000	126,818
5.875% due 02/06/41	200,000	260,357
6.375% due 06/15/34	100,000	136,017
Mid-America Apartments LP REIT 3.600% due 06/01/27	100,000	100,336
Mitsubishi UFJ Financial Group Inc (Japan)
2.190% due 09/13/21	200,000	196,463
2.665% due 07/25/22	100,000	99,106
2.998% due 02/22/22	100,000	100,682
3.677% due 02/22/27	100,000	102,559
3.850% due 03/01/26	200,000	207,263
Mizuho Financial Group Inc (Japan)
2.601% due 09/11/22	200,000	196,955
3.663% due 02/28/27	200,000	204,626

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-22

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Morgan Stanley
2.450% due 02/01/19	$600,000	$601,638
2.500% due 01/24/19	300,000	300,822
2.625% due 11/17/21	120,000	119,505
2.750% due 05/19/22	85,000	84,729
3.125% due 07/27/26	70,000	69,101
3.591% (LIBOR + 1.340%) due 07/22/28 §	100,000	101,012
3.625% due 01/20/27	300,000	307,304
3.971% (LIBOR + 1.455%) due 07/22/38 §	265,000	275,135
4.100% due 05/22/23	600,000	625,766
4.300% due 01/27/45	400,000	432,098
4.350% due 09/08/26	90,000	94,453
4.375% due 01/22/47	265,000	290,954
4.875% due 11/01/22	100,000	107,784
5.500% due 07/28/21	250,000	273,655
5.625% due 09/23/19	200,000	210,827
5.750% due 01/25/21	200,000	218,021
7.250% due 04/01/32	100,000	138,752
Nasdaq Inc 5.550% due 01/15/20	100,000	106,042
National Australia Bank Ltd (Australia)
1.375% due 07/12/19	250,000	246,914
2.500% due 05/22/22	250,000	248,176
3.000% due 01/20/23	200,000	201,681
National Bank of Canada (Canada) 2.150% due 06/12/20	250,000	248,652
National City Corp 6.875% due 05/15/19	200,000	212,099
National Retail Properties Inc REIT 3.300% due 04/15/23	100,000	100,599
National Rural Utilities Cooperative Finance Corp
2.400% due 04/25/22	200,000	198,960
4.023% due 11/01/32	100,000	105,158
4.750% (LIBOR + 2.910%) due 04/30/43 §	200,000	210,356
8.000% due 03/01/32	50,000	73,064
Nomura Holdings Inc (Japan) 6.700% due 03/04/20	5,000	5,420
Nordic Investment Bank (Multi-National) 1.625% due 11/20/20	200,000	197,240
Northern Trust Corp
3.375% due 08/23/21	50,000	51,451
3.375% (LIBOR + 1.131%) due 05/08/32 §	63,000	62,823
Oesterreichische Kontrollbank AG (Austria) 1.375% due 02/10/20	200,000	196,975
Omega Healthcare Investors Inc REIT
4.500% due 01/15/25	25,000	25,014
4.750% due 01/15/28	50,000	49,647
4.950% due 04/01/24	100,000	104,584
ORIX Corp (Japan)
2.900% due 07/18/22	30,000	29,910
3.700% due 07/18/27	50,000	50,390
PNC Bank NA
2.000% due 05/19/20	250,000	248,034
2.250% due 07/02/19	250,000	250,178
2.950% due 02/23/25	300,000	299,611
3.100% due 10/25/27	300,000	299,509
Principal Financial Group Inc 4.625% due 09/15/42	100,000	111,714
Private Export Funding Corp
2.300% due 09/15/20	150,000	150,508
2.450% due 07/15/24	100,000	99,599
4.300% due 12/15/21	25,000	26,926
Prospect Capital Corp 5.000% due 07/15/19	100,000	102,180

	Principal Amount	Value
Prudential Financial Inc
3.935% due 12/07/49 ~	$132,000	$135,148
5.200% (LIBOR + 3.040%) due 03/15/44 §	100,000	106,625
5.875% (LIBOR + 4.175%) due 09/15/42 §	100,000	109,375
6.625% due 06/21/40	50,000	70,398
7.375% due 06/15/19	320,000	343,717
Public Storage REIT 3.094% due 09/15/27	30,000	29,835
Raymond James Financial Inc 4.950% due 07/15/46	100,000	113,408
Realty Income Corp REIT
3.000% due 01/15/27	50,000	47,925
4.650% due 08/01/23	50,000	53,870
Regency Centers LP REIT
3.600% due 02/01/27	30,000	30,077
4.400% due 02/01/47	35,000	36,183
Regions Financial Corp
2.750% due 08/14/22	150,000	149,669
3.200% due 02/08/21	50,000	50,905
Reinsurance Group of America Inc 3.950% due 09/15/26	60,000	61,414
RenaissanceRe Finance Inc (Bermuda) 3.450% due 07/01/27	30,000	29,546
Royal Bank of Canada (Canada)
1.625% due 04/15/19	100,000	99,310
2.150% due 03/06/20	100,000	99,664
2.200% due 09/23/19	200,000	199,955
2.300% due 03/22/21	500,000	497,218
4.650% due 01/27/26	400,000	431,671
Royal Bank of Scotland Group PLC (United Kingdom) 3.875% due 09/12/23	500,000	509,038
Santander Holdings USA Inc
2.700% due 05/24/19	50,000	50,121
3.700% due 03/28/22 ~	220,000	222,834
4.400% due 07/13/27 ~	145,000	148,530
Santander UK Group Holdings PLC (United Kingdom)
2.875% due 08/05/21	200,000	199,750
3.125% due 01/08/21	150,000	151,574
Santander UK PLC (United Kingdom) 4.000% due 03/13/24	100,000	105,635
Select Income REIT 4.250% due 05/15/24	50,000	49,651
Senior Housing Properties Trust REIT 3.250% due 05/01/19	50,000	50,277
Simon Property Group LP REIT
2.200% due 02/01/19	150,000	150,157
2.350% due 01/30/22	50,000	49,548
2.625% due 06/15/22	100,000	99,810
3.250% due 11/30/26	50,000	49,808
3.375% due 06/15/27	100,000	100,847
4.250% due 10/01/44	200,000	209,015
4.250% due 11/30/46	50,000	52,782
Skandinaviska Enskilda Banken AB (Sweden) 2.625% due 03/15/21	250,000	251,019
Stifel Financial Corp 4.250% due 07/18/24	50,000	51,278
Sumitomo Mitsui Banking Corp (Japan) 3.400% due 07/11/24	300,000	307,239
Sumitomo Mitsui Financial Group Inc (Japan)
2.778% due 10/18/22	100,000	99,383
2.784% due 07/12/22	150,000	149,218
2.934% due 03/09/21	100,000	100,983
3.010% due 10/19/26	200,000	194,852
3.352% due 10/18/27	300,000	298,767

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-23

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

3.364% due 07/12/27	$150,000	$149,805
3.784% due 03/09/26	100,000	103,490
SunTrust Bank 2.450% due 08/01/22	100,000	98,698
SunTrust Banks Inc
2.500% due 05/01/19	50,000	50,199
2.700% due 01/27/22	100,000	100,081
2.900% due 03/03/21	100,000	101,185
Svensk Exportkredit AB (Sweden) 1.875% due 06/23/20	200,000	198,744
Svenska Handelsbanken AB (Sweden) 2.450% due 03/30/21	400,000	399,593
Synchrony Financial
2.600% due 01/15/19	50,000	50,103
3.700% due 08/04/26	50,000	49,373
3.750% due 08/15/21	200,000	205,227
3.950% due 12/01/27	100,000	99,752
Tanger Properties LP REIT 3.875% due 07/15/27	50,000	50,019
TD Ameritrade Holding Corp 2.950% due 04/01/22	100,000	101,244
The Allstate Corp
3.280% due 12/15/26	350,000	355,848
5.750% due 08/15/53	200,000	218,700
The Bank of New York Mellon Corp
2.050% due 05/03/21	50,000	49,411
2.100% due 01/15/19	100,000	99,974
2.600% due 08/17/20	500,000	503,978
2.600% due 02/07/22	300,000	300,822
2.800% due 05/04/26	50,000	48,868
3.000% due 10/30/28	55,000	53,521
3.400% due 05/15/24	100,000	103,835
3.442% (LIBOR + 1.069%) due 02/07/28 §	785,000	803,092
The Bank of Nova Scotia (Canada)
1.650% due 06/14/19	400,000	396,917
2.050% due 06/05/19	100,000	99,767
2.150% due 07/14/20	200,000	199,070
2.450% due 03/22/21	250,000	250,254
The Charles Schwab Corp 3.200% due 03/02/27	100,000	101,000
The Goldman Sachs Group Inc
1.950% due 07/23/19	100,000	99,445
2.300% due 12/13/19	270,000	269,922
2.600% due 04/23/20	150,000	150,276
2.625% due 01/31/19	400,000	401,807
2.875% due 02/25/21	100,000	100,804
2.876% (LIBOR + 0.821%) due 10/31/22 §	400,000	399,025
3.000% due 04/26/22	300,000	301,289
3.272% (LIBOR + 1.201%) due 09/29/25 §	255,000	254,143
3.500% due 01/23/25	150,000	152,479
3.500% due 11/16/26	100,000	100,663
3.625% due 01/22/23	400,000	413,630
3.750% due 05/22/25	150,000	154,647
3.750% due 02/25/26	60,000	61,655
3.850% due 01/26/27	410,000	421,259
4.017% due 10/31/38	100,000	102,972
4.750% due 10/21/45	100,000	114,725
5.150% due 05/22/45	280,000	325,177
5.250% due 07/27/21	150,000	162,632
5.375% due 03/15/20	300,000	318,181
6.125% due 02/15/33	150,000	191,373
6.750% due 10/01/37	200,000	268,035
7.500% due 02/15/19	250,000	264,262
The Hartford Financial Services Group Inc 5.125% due 04/15/22	150,000	163,830

	Principal Amount	Value

The Huntington National Bank 2.400% due 04/01/20	$300,000	$299,643
The PNC Financial Services Group Inc 5.125% due 02/08/20	100,000	105,567
The Progressive Corp
3.750% due 08/23/21	100,000	104,198
4.125% due 04/15/47	100,000	108,175
The Toronto-Dominion Bank (Canada)
1.450% due 08/13/19	100,000	98,849
1.800% due 07/13/21	100,000	97,966
1.950% due 01/22/19	100,000	99,903
2.125% due 04/07/21	300,000	297,254
2.250% due 11/05/19	100,000	100,076
2.500% due 12/14/20	50,000	50,177
The Travelers Cos Inc
4.000% due 05/30/47	200,000	213,320
6.250% due 06/15/37	125,000	170,523
Travelers Property Casualty Corp 6.375% due 03/15/33	100,000	132,063
UBS AG (Switzerland) 2.375% due 08/14/19	400,000	400,383
UDR Inc REIT 3.700% due 10/01/20	100,000	102,716
US Bancorp
2.950% due 07/15/22	250,000	253,497
3.600% due 09/11/24	400,000	414,644
US Bank NA 1.400% due 04/26/19	250,000	248,069
Ventas Realty LP REIT
3.125% due 06/15/23	90,000	90,136
3.250% due 10/15/26	100,000	97,527
4.000% due 04/30/19	100,000	101,839
4.125% due 01/15/26	31,000	32,400
VEREIT Operating Partnership LP REIT
3.000% due 02/06/19	35,000	35,175
4.125% due 06/01/21	20,000	20,776
4.600% due 02/06/24	25,000	26,171
4.875% due 06/01/26	25,000	26,495
Visa Inc
2.150% due 09/15/22	45,000	44,398
2.200% due 12/14/20	350,000	349,846
2.800% due 12/14/22	50,000	50,760
3.150% due 12/14/25	200,000	204,617
3.650% due 09/15/47	25,000	25,693
4.150% due 12/14/35	30,000	33,348
4.300% due 12/14/45	100,000	113,974
Vornado Realty LP REIT 5.000% due 01/15/22	100,000	107,353
Voya Financial Inc
3.650% due 06/15/26	50,000	50,643
4.800% due 06/15/46	30,000	33,522
Wachovia Corp 5.500% due 08/01/35	200,000	239,622
Weingarten Realty Investors REIT 3.375% due 10/15/22	200,000	201,806
Wells Fargo & Co
2.125% due 04/22/19	100,000	99,995
2.500% due 03/04/21	150,000	149,986
2.550% due 12/07/20	170,000	170,747
3.000% due 04/22/26	150,000	147,286
3.000% due 10/23/26	150,000	147,151
3.450% due 02/13/23	300,000	305,884
3.500% due 03/08/22	550,000	568,171
3.584% (LIBOR + 1.310%) due 05/22/28 §	500,000	510,187
3.900% due 05/01/45	300,000	311,665
4.100% due 06/03/26	300,000	314,840
4.125% due 08/15/23	300,000	316,555
4.600% due 04/01/21	200,000	212,618
4.750% due 12/07/46	200,000	223,874

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-24

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

5.375% due 02/07/35	$100,000	$122,373
5.606% due 01/15/44	100,000	123,463
Wells Fargo Bank NA 6.600% due 01/15/38	100,000	139,642
Welltower Inc REIT
4.250% due 04/01/26	150,000	157,259
4.500% due 01/15/24	150,000	160,463
Westpac Banking Corp (Australia)
1.600% due 08/19/19	150,000	148,462
2.000% due 08/19/21	150,000	147,287
2.300% due 05/26/20	100,000	100,072
2.500% due 06/28/22	150,000	149,144
2.700% due 08/19/26	150,000	144,331
2.750% due 01/11/23	150,000	149,778
2.800% due 01/11/22	200,000	201,506
4.875% due 11/19/19	25,000	26,212
Weyerhaeuser Co REIT 7.375% due 03/15/32	100,000	138,413
Willis Towers Watson PLC 5.750% due 03/15/21	100,000	108,886
WP Carey Inc REIT 4.600% due 04/01/24	100,000	104,582
XLIT Ltd (Bermuda) 5.250% due 12/15/43	50,000	57,575

		105,612,327

Industrial - 1.8%

3M Co
2.000% due 06/26/22	400,000	393,143
2.875% due 10/15/27	100,000	99,559
ABB Finance USA Inc (Switzerland) 2.875% due 05/08/22	100,000	101,722
Agilent Technologies Inc 3.200% due 10/01/22	100,000	100,942
Allegion US Holding Co Inc
3.200% due 10/01/24	50,000	49,537
3.550% due 10/01/27	50,000	49,565
Amphenol Corp 2.550% due 01/30/19	200,000	200,717
Arrow Electronics Inc
3.250% due 09/08/24	100,000	98,112
3.875% due 01/12/28	25,000	24,969
Avnet Inc 4.625% due 04/15/26	25,000	25,821
Bemis Co Inc 3.100% due 09/15/26	100,000	96,730
Boeing Capital Corp 4.700% due 10/27/19	200,000	208,978
Burlington Northern Santa Fe LLC
3.000% due 03/15/23	150,000	152,899
3.250% due 06/15/27	50,000	51,193
3.650% due 09/01/25	50,000	52,618
4.125% due 06/15/47	50,000	54,876
4.450% due 03/15/43	300,000	338,561
4.700% due 10/01/19	100,000	104,250
4.700% due 09/01/45	50,000	58,669
5.750% due 05/01/40	100,000	130,474
Canadian National Railway Co (Canada)
2.850% due 12/15/21	100,000	101,180
2.950% due 11/21/24	100,000	101,232
6.200% due 06/01/36	50,000	67,826
Canadian Pacific Railway Co (Canada)
2.900% due 02/01/25	150,000	149,019
4.800% due 09/15/35	20,000	23,354
6.125% due 09/15/15	30,000	40,222
Carlisle Cos Inc 3.750% due 12/01/27	50,000	50,606
Caterpillar Financial Services Corp
1.850% due 09/04/20	35,000	34,602
1.900% due 03/22/19	100,000	99,858
1.931% due 10/01/21	400,000	391,687

	Principal Amount	Value

Caterpillar Inc
3.803% due 08/15/42	$100,000	$107,314
3.900% due 05/27/21	200,000	209,839
6.050% due 08/15/36	125,000	167,213
CNH Industrial Capital LLC
3.375% due 07/15/19	25,000	25,250
3.875% due 10/15/21	20,000	20,401
4.375% due 11/06/20	30,000	31,200
4.375% due 04/05/22	25,000	25,962
4.875% due 04/01/21	25,000	26,312
CNH Industrial NV (United Kingdom) 3.850% due 11/15/27	35,000	34,963
Corning Inc 4.375% due 11/15/57	100,000	99,632
CSX Corp
3.250% due 06/01/27	50,000	50,037
3.400% due 08/01/24	200,000	205,800
3.700% due 11/01/23	100,000	103,860
5.500% due 04/15/41	75,000	92,942
Deere & Co
3.900% due 06/09/42	100,000	108,374
4.375% due 10/16/19	50,000	51,908
Dover Corp 5.375% due 03/01/41	50,000	61,401
Eaton Corp
2.750% due 11/02/22	200,000	200,783
4.000% due 11/02/32	100,000	103,503
Embraer Netherlands Finance BV (Brazil) 5.400% due 02/01/27	100,000	108,125
Emerson Electric Co
2.625% due 12/01/21	100,000	100,861
3.150% due 06/01/25	100,000	101,625
4.250% due 11/15/20	25,000	26,306
FedEx Corp
3.300% due 03/15/27	200,000	201,672
3.875% due 08/01/42	100,000	99,865
4.000% due 01/15/24	200,000	212,853
4.400% due 01/15/47	50,000	53,524
4.750% due 11/15/45	50,000	56,163
Flex Ltd 4.750% due 06/15/25	50,000	53,564
FLIR Systems Inc 3.125% due 06/15/21	100,000	100,810
Flowserve Corp 4.000% due 11/15/23	143,000	146,695
Fortive Corp
2.350% due 06/15/21	100,000	99,197
3.150% due 06/15/26	150,000	149,227
4.300% due 06/15/46	125,000	133,880
GATX Corp 3.250% due 03/30/25	100,000	99,168
General Dynamics Corp 3.600% due 11/15/42	200,000	205,091
General Electric Co
2.700% due 10/09/22	100,000	99,900
3.375% due 03/11/24	250,000	257,759
4.125% due 10/09/42	100,000	104,915
4.500% due 03/11/44	300,000	332,830
5.875% due 01/14/38	115,000	148,896
6.750% due 03/15/32	101,000	138,514
6.875% due 01/10/39	58,000	83,678
Harris Corp 2.700% due 04/27/20	200,000	200,900
Honeywell International Inc
1.400% due 10/30/19	50,000	49,466
1.850% due 11/01/21	50,000	49,114
2.500% due 11/01/26	550,000	532,436
Hubbell Inc 3.350% due 03/01/26	50,000	50,836

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-25

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Illinois Tool Works Inc
1.950% due 03/01/19	$150,000	$149,772
4.875% due 09/15/41	100,000	120,523
Ingersoll-Rand Global Holding Co Ltd 4.250% due 06/15/23	100,000	106,675
JB Hunt Transport Services Inc 3.300% due 08/15/22	50,000	50,695
John Deere Capital Corp
2.150% due 09/08/22	50,000	48,961
2.450% due 09/11/20	50,000	50,264
2.650% due 01/06/22	300,000	301,883
2.650% due 06/10/26	100,000	98,027
2.750% due 03/15/22	100,000	100,817
2.800% due 03/06/23	50,000	50,224
2.800% due 09/08/27	50,000	49,126
3.400% due 09/11/25	50,000	51,739
Johnson Controls International PLC
3.625% due 07/02/24	43,000	44,619
3.900% due 02/14/26	50,000	52,390
4.500% due 02/15/47	40,000	44,086
5.000% due 03/30/20	50,000	52,761
Kansas City Southern 4.950% due 08/15/45	100,000	114,345
Keysight Technologies Inc 4.550% due 10/30/24	100,000	106,220
L3 Technologies Inc
3.850% due 12/15/26	25,000	25,748
5.200% due 10/15/19	100,000	104,775
Lockheed Martin Corp
2.500% due 11/23/20	200,000	201,399
2.900% due 03/01/25	50,000	49,910
3.550% due 01/15/26	100,000	103,988
3.600% due 03/01/35	25,000	25,263
3.800% due 03/01/45	20,000	20,322
4.250% due 11/15/19	100,000	103,839
4.500% due 05/15/36	20,000	22,481
4.700% due 05/15/46	44,000	51,500
6.150% due 09/01/36	100,000	132,734
Martin Marietta Materials Inc 3.450% due 06/01/27	21,000	20,735
Masco Corp
3.500% due 04/01/21	65,000	66,342
3.500% due 11/15/27	100,000	98,757
4.375% due 04/01/26	50,000	53,025
Norfolk Southern Corp
2.903% due 02/15/23	100,000	100,581
3.000% due 04/01/22	100,000	101,339
3.942% due 11/01/47 ~	63,000	64,879
4.650% due 01/15/46	50,000	57,284
4.837% due 10/01/41	50,000	58,443
5.900% due 06/15/19	50,000	52,577
Northrop Grumman Corp
2.550% due 10/15/22	400,000	397,540
3.250% due 08/01/23	100,000	102,158
3.500% due 03/15/21	100,000	103,193
3.850% due 04/15/45	100,000	101,118
Owens Corning 4.200% due 12/15/22	138,000	144,835
Packaging Corp of America
2.450% due 12/15/20	35,000	35,069
3.400% due 12/15/27	35,000	35,149
3.650% due 09/15/24	100,000	102,662
Parker-Hannifin Corp 6.250% due 05/15/38	100,000	134,060
Precision Castparts Corp
2.500% due 01/15/23	100,000	99,423
3.250% due 06/15/25	50,000	51,145
4.375% due 06/15/45	50,000	56,312
Raytheon Co
2.500% due 12/15/22	125,000	124,803
4.400% due 02/15/20	25,000	26,134

	Principal Amount	Value
Republic Services Inc
3.200% due 03/15/25	$100,000	$100,683
3.375% due 11/15/27	120,000	121,108
5.500% due 09/15/19	27,000	28,401
Rockwell Automation Inc 2.050% due 03/01/20	100,000	99,342
Rockwell Collins Inc
3.500% due 03/15/27	300,000	305,952
5.250% due 07/15/19	100,000	104,416
Roper Technologies Inc
2.800% due 12/15/21	25,000	25,064
3.800% due 12/15/26	30,000	30,986
Ryder System Inc 2.500% due 09/01/22	95,000	93,383
Sonoco Products Co 5.750% due 11/01/40	200,000	240,975
Spirit AeroSystems Inc 3.850% due 06/15/26	25,000	25,424
Stanley Black & Decker Inc 2.900% due 11/01/22	50,000	50,533
Textron Inc
3.650% due 03/15/27	100,000	101,794
4.000% due 03/15/26	25,000	26,115
The Boeing Co
5.875% due 02/15/40	50,000	66,742
6.000% due 03/15/19	100,000	104,609
Union Pacific Corp
2.250% due 06/19/20	50,000	50,077
2.750% due 03/01/26	25,000	24,731
3.000% due 04/15/27	100,000	100,587
3.250% due 08/15/25	50,000	51,375
3.350% due 08/15/46	50,000	48,364
3.600% due 09/15/37	20,000	20,748
3.646% due 02/15/24	92,000	96,761
3.799% due 10/01/51	200,000	204,282
4.050% due 03/01/46	30,000	32,493
United Parcel Service Inc
2.350% due 05/16/22	50,000	49,800
2.450% due 10/01/22	100,000	99,812
3.050% due 11/15/27	50,000	50,052
3.125% due 01/15/21	100,000	102,497
3.400% due 11/15/46	200,000	193,770
6.200% due 01/15/38	50,000	68,902
United Technologies Corp
1.500% due 11/01/19	350,000	345,937
1.950% due 11/01/21	50,000	48,871
2.650% due 11/01/26	30,000	28,919
3.100% due 06/01/22	200,000	203,813
3.750% due 11/01/46	50,000	50,162
4.500% due 06/01/42	300,000	332,989
Vulcan Materials Co 4.500% due 06/15/47	100,000	102,424
Waste Management Inc
2.400% due 05/15/23	200,000	196,333
3.150% due 11/15/27	100,000	100,123
WestRock Co 3.000% due 09/15/24 ~	100,000	99,239
Xylem Inc
3.250% due 11/01/26	30,000	29,891
4.375% due 11/01/46	25,000	26,880

		18,085,493

Technology - 2.0%

Activision Blizzard Inc
2.300% due 09/15/21	30,000	29,629
3.400% due 09/15/26	50,000	50,681
Adobe Systems Inc 4.750% due 02/01/20	100,000	105,037
Analog Devices Inc 3.500% due 12/05/26	100,000	101,358

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-26

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

Apple Inc
1.100% due 08/02/19	$100,000	$98,638
1.550% due 02/07/20	100,000	98,928
1.700% due 02/22/19	20,000	19,955
1.900% due 02/07/20	300,000	299,173
2.000% due 05/06/20	400,000	398,326
2.000% due 11/13/20	300,000	298,206
2.100% due 05/06/19	300,000	300,723
2.100% due 09/12/22	100,000	98,174
2.250% due 02/23/21	150,000	149,878
2.400% due 01/13/23	50,000	49,598
2.400% due 05/03/23	450,000	445,634
2.500% due 02/09/25	400,000	390,298
2.900% due 09/12/27	100,000	98,909
3.000% due 11/13/27	100,000	99,489
3.250% due 02/23/26	70,000	71,496
3.350% due 02/09/27	200,000	205,052
3.450% due 05/06/24	300,000	311,307
3.450% due 02/09/45	250,000	244,382
3.750% due 09/12/47	75,000	76,989
3.750% due 11/13/47	50,000	51,322
3.850% due 08/04/46	35,000	36,536
4.250% due 02/09/47	100,000	111,303
4.500% due 02/23/36	50,000	57,382
4.650% due 02/23/46	145,000	170,064
Applied Materials Inc
2.625% due 10/01/20	50,000	50,564
3.300% due 04/01/27	255,000	259,588
3.900% due 10/01/25	35,000	37,177
4.350% due 04/01/47	45,000	50,562
5.100% due 10/01/35	35,000	42,130
Autodesk Inc 3.125% due 06/15/20	100,000	101,005
Broadcom Corp
2.375% due 01/15/20 ~	100,000	99,367
3.000% due 01/15/22 ~	100,000	99,235
3.625% due 01/15/24 ~	100,000	99,552
3.875% due 01/15/27 ~	600,000	591,378
Broadridge Financial Solutions Inc 3.400% due 06/27/26	50,000	49,668
Dell International LLC
3.480% due 06/01/19 ~	265,000	268,388
4.420% due 06/15/21 ~	300,000	312,820
5.450% due 06/15/23 ~	115,000	124,399
6.020% due 06/15/26 ~	285,000	314,684
8.100% due 07/15/36 ~	50,000	63,267
8.350% due 07/15/46 ~	50,000	64,585
Electronic Arts Inc
3.700% due 03/01/21	50,000	51,587
4.800% due 03/01/26	50,000	54,914
Fidelity National Information Services Inc
3.000% due 08/15/26	150,000	145,217
3.500% due 04/15/23	57,000	58,328
5.000% due 10/15/25	56,000	61,970
Fiserv Inc
2.700% due 06/01/20	50,000	50,338
3.850% due 06/01/25	100,000	104,457
Hewlett Packard Enterprise Co
3.600% due 10/15/20	50,000	51,079
4.900% due 10/15/25	250,000	264,289
6.200% due 10/15/35	50,000	54,433
6.350% due 10/15/45	50,000	53,070
HP Inc
3.750% due 12/01/20	9,000	9,293
4.050% due 09/15/22	200,000	208,524
4.650% due 12/09/21	150,000	159,563
6.000% due 09/15/41	55,000	58,960
Intel Corp
1.700% due 05/19/21	100,000	98,247
2.450% due 07/29/20	160,000	161,793

	Principal Amount	Value

2.600% due 05/19/26	$100,000	$97,548
2.875% due 05/11/24	200,000	201,962
3.300% due 10/01/21	250,000	259,370
3.700% due 07/29/25	145,000	153,336
3.734% due 12/08/47 ~	300,000	312,062
International Business Machines Corp
1.625% due 05/15/20	150,000	148,203
1.875% due 05/15/19	100,000	99,788
3.375% due 08/01/23	300,000	310,726
3.625% due 02/12/24	500,000	523,887
4.700% due 02/19/46	200,000	236,800
5.600% due 11/30/39	26,000	34,016
8.375% due 11/01/19	100,000	111,179
Lam Research Corp 2.800% due 06/15/21	50,000	50,349
Maxim Integrated Products Inc 3.450% due 06/15/27	100,000	100,645
Microsoft Corp
1.100% due 08/08/19	240,000	236,823
1.550% due 08/08/21	100,000	97,408
1.850% due 02/06/20	100,000	99,729
2.000% due 11/03/20	100,000	99,644
2.000% due 08/08/23	50,000	48,601
2.375% due 02/12/22	200,000	199,768
2.375% due 05/01/23	100,000	99,217
2.400% due 02/06/22	100,000	100,082
2.400% due 08/08/26	50,000	48,260
2.875% due 02/06/24	35,000	35,528
3.125% due 11/03/25	100,000	102,172
3.300% due 02/06/27	560,000	578,141
3.450% due 08/08/36	150,000	154,845
3.500% due 11/15/42	100,000	100,519
3.700% due 08/08/46	100,000	104,425
3.750% due 02/12/45	200,000	211,038
3.950% due 08/08/56	150,000	160,415
4.100% due 02/06/37	300,000	335,373
4.250% due 02/06/47	100,000	114,514
4.450% due 11/03/45	100,000	117,394
4.500% due 02/06/57	300,000	355,903
4.750% due 11/03/55	50,000	61,999
5.200% due 06/01/39	135,000	170,925
5.300% due 02/08/41	200,000	255,796
NetApp Inc 3.375% due 06/15/21	50,000	50,953
Oracle Corp
1.900% due 09/15/21	135,000	132,926
2.250% due 10/08/19	300,000	301,401
2.400% due 09/15/23	250,000	247,030
2.650% due 07/15/26	440,000	429,345
2.950% due 05/15/25	150,000	150,758
3.250% due 11/15/27	350,000	356,270
3.850% due 07/15/36	50,000	52,903
3.900% due 05/15/35	105,000	111,356
4.000% due 07/15/46	250,000	266,433
4.000% due 11/15/47	250,000	266,663
4.300% due 07/08/34	100,000	111,258
4.375% due 05/15/55	200,000	223,950
5.000% due 07/08/19	100,000	104,385
6.125% due 07/08/39	100,000	137,506
6.500% due 04/15/38	100,000	140,979
Pitney Bowes Inc 4.625% due 03/15/24	100,000	91,500
QUALCOMM Inc
1.850% due 05/20/19	30,000	29,890
2.100% due 05/20/20	230,000	229,098
2.250% due 05/20/20	100,000	99,249
2.600% due 01/30/23	100,000	97,597
2.900% due 05/20/24	50,000	48,815
3.250% due 05/20/27	50,000	48,864
3.450% due 05/20/25	150,000	150,448

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-27

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

4.300% due 05/20/47	$30,000	$30,269
4.800% due 05/20/45	150,000	161,568
Seagate HDD Cayman
4.250% due 03/01/22 ~	50,000	50,651
5.750% due 12/01/34	50,000	48,137
Texas Instruments Inc 1.850% due 05/15/22	300,000	292,789
VMware Inc
2.300% due 08/21/20	30,000	29,847
2.950% due 08/21/22	35,000	34,935
3.900% due 08/21/27	30,000	30,335
Xerox Corp
3.500% due 08/20/20	50,000	50,558
3.800% due 05/15/24	150,000	146,515
5.625% due 12/15/19	100,000	105,196
Xilinx Inc 2.950% due 06/01/24	100,000	99,440

		20,231,105

Utilities - 1.7%

Alabama Power Co
2.450% due 03/30/22	100,000	99,420
4.150% due 08/15/44	90,000	97,270
Ameren Illinois Co
3.250% due 03/01/25	50,000	50,994
4.150% due 03/15/46	50,000	55,180
American Water Capital Corp
2.950% due 09/01/27	35,000	34,671
3.750% due 09/01/47	50,000	51,681
4.300% due 12/01/42	100,000	110,482
Appalachian Power Co
3.400% due 06/01/25	100,000	102,173
4.600% due 03/30/21	50,000	52,996
7.000% due 04/01/38	150,000	214,059
Arizona Public Service Co
2.950% due 09/15/27	50,000	49,292
4.500% due 04/01/42	100,000	112,995
Atmos Energy Corp
3.000% due 06/15/27	30,000	29,877
4.150% due 01/15/43	64,000	68,894
Avangrid Inc 3.150% due 12/01/24	50,000	49,803
Baltimore Gas & Electric Co
3.500% due 11/15/21	25,000	25,894
3.750% due 08/15/47	50,000	51,313
Berkshire Hathaway Energy Co
5.150% due 11/15/43	200,000	243,836
6.125% due 04/01/36	100,000	134,488
6.500% due 09/15/37	50,000	70,293
Black Hills Corp 3.150% due 01/15/27	50,000	48,806
CenterPoint Energy Houston Electric LLC
2.250% due 08/01/22	100,000	98,606
2.400% due 09/01/26	50,000	47,585
3.000% due 02/01/27	50,000	49,802
CenterPoint Energy Resources Corp 4.500% due 01/15/21	100,000	104,649
CMS Energy Corp 6.250% due 02/01/20	100,000	107,609
Commonwealth Edison Co
3.750% due 08/15/47	50,000	52,045
3.800% due 10/01/42	100,000	103,797
4.000% due 08/01/20	100,000	103,766
Consolidated Edison Co of New York Inc
3.875% due 06/15/47	150,000	157,134
3.950% due 03/01/43	100,000	105,464
4.300% due 12/01/56	50,000	54,660
4.500% due 12/01/45	100,000	115,188
6.650% due 04/01/19	150,000	158,003

	Principal Amount	Value

Consolidated Edison Inc 2.000% due 03/15/20	$25,000	$24,876
Consumers Energy Co
3.250% due 08/15/46	50,000	48,096
6.700% due 09/15/19	125,000	133,970
Dominion Energy Gas Holdings LLC 3.550% due 11/01/23	100,000	102,185
Dominion Energy Inc
1.875% due 01/15/19	50,000	49,859
2.750% due 01/15/22	50,000	49,955
2.850% due 08/15/26	30,000	29,019
4.700% due 12/01/44	100,000	113,753
5.200% due 08/15/19	120,000	125,308
DTE Electric Co
3.375% due 03/01/25	50,000	51,333
3.650% due 03/15/24	51,000	53,561
DTE Energy Co
3.300% due 06/15/22	50,000	50,773
3.800% due 03/15/27	100,000	103,298
3.850% due 12/01/23	100,000	104,098
Duke Energy Carolinas LLC
3.750% due 06/01/45	200,000	206,312
6.050% due 04/15/38	110,000	149,254
6.100% due 06/01/37	25,000	33,121
Duke Energy Corp
1.800% due 09/01/21	200,000	194,681
2.400% due 08/15/22	50,000	49,171
3.150% due 08/15/27	50,000	49,726
3.550% due 09/15/21	100,000	103,277
3.750% due 04/15/24	300,000	313,682
3.950% due 08/15/47	50,000	51,556
Duke Energy Florida LLC 2.100% due 12/15/19	85,000	84,939
Duke Energy Indiana LLC
3.750% due 05/15/46	50,000	51,372
4.900% due 07/15/43	100,000	120,503
Duke Energy Progress LLC 3.700% due 10/15/46	300,000	306,917
Edison International
2.400% due 09/15/22	40,000	39,172
2.950% due 03/15/23	100,000	100,258
El Paso Electric Co 5.000% due 12/01/44	50,000	55,340
Emera US Finance LP (Canada)
2.150% due 06/15/19	20,000	19,927
3.550% due 06/15/26	35,000	35,153
4.750% due 06/15/46	200,000	219,646
Enel Americas SA (Chile) 4.000% due 10/25/26	200,000	204,054
Enel Generacion Chile SA (Chile) 4.250% due 04/15/24	50,000	52,368
Entergy Arkansas Inc 3.500% due 04/01/26	50,000	51,636
Entergy Corp 2.950% due 09/01/26	30,000	29,235
Entergy Gulf States Louisiana LLC 5.590% due 10/01/24	50,000	57,762
Entergy Louisiana LLC
3.250% due 04/01/28	50,000	50,313
4.950% due 01/15/45	40,000	42,059
Entergy Mississippi Inc 2.850% due 06/01/28	150,000	145,380
Eversource Energy
2.800% due 05/01/23	100,000	99,612
2.900% due 10/01/24	50,000	49,684
Exelon Corp
2.850% due 06/15/20	50,000	50,476
3.950% due 06/15/25	100,000	104,353
4.450% due 04/15/46	100,000	109,019
4.950% due 06/15/35	35,000	40,004
5.100% due 06/15/45	35,000	41,437

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-28

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Exelon Generation Co LLC
2.950% due 01/15/20	$100,000	$101,064
5.200% due 10/01/19	300,000	314,322
FirstEnergy Corp
4.250% due 03/15/23	40,000	41,819
7.375% due 11/15/31	65,000	87,843
Florida Power & Light Co
3.700% due 12/01/47	200,000	208,818
4.950% due 06/01/35	100,000	119,135
5.690% due 03/01/40	35,000	46,534
5.950% due 02/01/38	125,000	167,285
Georgia Power Co
2.000% due 03/30/20	100,000	99,382
2.850% due 05/15/22	100,000	100,207
3.250% due 03/30/27	100,000	100,419
4.300% due 03/15/42	100,000	106,479
5.950% due 02/01/39	150,000	189,292
Great Plains Energy Inc 4.850% due 06/01/21	100,000	105,985
ITC Holdings Corp
3.350% due 11/15/27 ~	50,000	50,125
3.650% due 06/15/24	25,000	25,677
Kansas City Power & Light Co 3.650% due 08/15/25	50,000	51,248
MidAmerican Energy Co
2.400% due 03/15/19	150,000	150,609
6.750% due 12/30/31	100,000	136,240
National Fuel Gas Co
3.750% due 03/01/23	100,000	101,415
3.950% due 09/15/27	50,000	49,886
NextEra Energy Capital Holdings Inc
2.700% due 09/15/19	100,000	100,641
4.500% due 06/01/21	50,000	52,946
4.800% (LIBOR + 2.409%) due 12/01/77 §	100,000	100,766
NiSource Finance Corp
3.490% due 05/15/27	50,000	50,976
3.950% due 03/30/48	50,000	51,395
4.800% due 02/15/44	100,000	113,539
5.250% due 02/15/43	100,000	120,088
Northern States Power Co
2.150% due 08/15/22	100,000	98,512
2.600% due 05/15/23	100,000	99,678
NSTAR Electric Co 2.375% due 10/15/22	100,000	98,441
Ohio Edison Co 6.875% due 07/15/36	150,000	206,925
Ohio Power Co 5.375% due 10/01/21	30,000	32,996
Oklahoma Gas & Electric Co 3.850% due 08/15/47	50,000	52,135
Oncor Electric Delivery Co LLC
3.800% due 09/30/47 ~	50,000	52,125
5.300% due 06/01/42	100,000	126,157
7.000% due 05/01/32	50,000	69,257
ONE Gas Inc 4.658% due 02/01/44	200,000	228,114
Pacific Gas & Electric Co
2.450% due 08/15/22	100,000	98,161
3.500% due 06/15/25	100,000	102,306
3.850% due 11/15/23	50,000	52,174
3.950% due 12/01/47 ~	100,000	99,553
4.300% due 03/15/45	105,000	109,882
4.750% due 02/15/44	100,000	111,018
6.050% due 03/01/34	250,000	315,437
PECO Energy Co
1.700% due 09/15/21	50,000	48,620
3.150% due 10/15/25	50,000	50,395
Piedmont Natural Gas Co Inc 4.650% due 08/01/43	35,000	40,230

	Principal Amount	Value
Potomac Electric Power Co 3.600% due 03/15/24	$100,000	$104,727
PPL Electric Utilities Corp
3.950% due 06/01/47	300,000	324,798
4.150% due 10/01/45	25,000	27,876
4.750% due 07/15/43	50,000	59,581
Progress Energy Inc 7.750% due 03/01/31	100,000	140,238
PSEG Power LLC 3.000% due 06/15/21	50,000	50,475
Public Service Co of Colorado
3.800% due 06/15/47	50,000	52,520
4.300% due 03/15/44	200,000	223,181
Public Service Electric & Gas Co 3.000% due 05/15/27	200,000	199,025
Public Service Enterprise Group Inc
2.000% due 11/15/21	100,000	97,704
2.650% due 11/15/22	50,000	49,609
Puget Energy Inc
3.650% due 05/15/25	100,000	102,658
6.000% due 09/01/21	100,000	110,715
Puget Sound Energy Inc 5.795% due 03/15/40	25,000	33,112
San Diego Gas & Electric Co
3.000% due 08/15/21	100,000	102,246
3.600% due 09/01/23	100,000	103,866
3.750% due 06/01/47	50,000	52,623
Sempra Energy 9.800% due 02/15/19	50,000	54,163
Sierra Pacific Power Co 2.600% due 05/01/26	200,000	193,421
South Carolina Electric & Gas Co
4.600% due 06/15/43	100,000	108,349
5.300% due 05/15/33	50,000	56,762
5.450% due 02/01/41	50,000	59,266
Southern California Edison Co
3.500% due 10/01/23	100,000	103,623
3.875% due 06/01/21	100,000	104,678
3.900% due 03/15/43	50,000	52,682
4.000% due 04/01/47	100,000	107,584
4.500% due 09/01/40	50,000	56,402
Southern California Gas Co
2.600% due 06/15/26	50,000	48,476
3.150% due 09/15/24	100,000	101,815
Southern Co Gas Capital Corp 3.500% due 09/15/21	150,000	153,521
Southwest Gas Corp 3.800% due 09/29/46	50,000	50,401
Southwestern Electric Power Co
3.900% due 04/01/45	50,000	51,464
6.200% due 03/15/40	50,000	66,935
Southwestern Public Service Co 3.300% due 06/15/24	50,000	51,223
The Connecticut Light & Power Co 4.150% due 06/01/45	25,000	27,617
The Southern Co
1.850% due 07/01/19	35,000	34,798
2.350% due 07/01/21	100,000	99,479
2.750% due 06/15/20	100,000	100,684
2.950% due 07/01/23	25,000	25,040
3.250% due 07/01/26	100,000	98,226
4.250% due 07/01/36	30,000	31,692
4.400% due 07/01/46	100,000	106,838
Tucson Electric Power Co 3.050% due 03/15/25	50,000	48,988
Union Electric Co 8.450% due 03/15/39	100,000	164,743
Virginia Electric & Power Co
2.950% due 01/15/22	250,000	253,277
2.950% due 11/15/26	50,000	49,602

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-29

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

3.150% due 01/15/26	$35,000	$35,388
3.450% due 02/15/24	100,000	103,372
3.500% due 03/15/27	200,000	207,117
3.800% due 09/15/47	50,000	51,941
4.000% due 11/15/46	20,000	21,477
4.650% due 08/15/43	100,000	116,838
5.000% due 06/30/19	35,000	36,318
8.875% due 11/15/38	25,000	43,175
WEC Energy Group Inc 3.550% due 06/15/25	100,000	102,377
Westar Energy Inc
3.100% due 04/01/27	50,000	50,322
4.100% due 04/01/43	100,000	108,246
Wisconsin Power & Light Co 3.050% due 10/15/27	100,000	100,119
Xcel Energy Inc 2.600% due 03/15/22	50,000	49,919

		17,723,771

Total Corporate Bonds & Notes (Cost $280,477,456)		288,758,388

MORTGAGE-BACKED SECURITIES - 29.8%

Collateralized Mortgage Obligations - Commercial - 1.8%

BANK 3.175% due 09/15/60	200,000	201,102
CD Mortgage Trust 3.456% due 11/13/50	175,000	180,632
Citigroup Commercial Mortgage Trust 3.372% due 10/10/47	700,000	720,287
Commercial Mortgage Pass-Through Certificates 3.525% due 02/10/49	300,000	310,813
Commercial Mortgage Trust
3.660% due 08/10/50	400,000	413,469
3.819% due 06/10/47	900,000	945,552
CSAIL Commercial Mortgage Trust 3.458% due 11/15/50	600,000	616,374
Fannie Mae - Aces
2.717% due 02/25/22	500,000	506,931
2.723% due 10/25/24	200,000	200,175
2.922% due 08/25/21	500,000	508,090
2.951% due 08/25/24 §	194,930	196,394
3.061% due 05/25/27 §	200,000	202,689
Freddie Mac Multifamily Structured Pass-Through Certificates
1.875% due 04/25/22	334,363	331,948
2.673% due 03/25/26	600,000	596,018
2.745% due 01/25/26	400,000	399,872
3.171% due 10/25/24	1,500,000	1,550,876
3.224% due 03/25/27 §	500,000	515,998
3.250% due 04/25/23 §	1,700,000	1,764,405
3.310% due 05/25/23 §	500,000	520,588
GS Mortgage Securities Trust
2.773% due 11/10/45	199,574	200,158
3.734% due 11/10/48	1,000,000	1,049,690
JPMBB Commercial Mortgage Securities Trust
4.274% due 12/15/48	600,000	621,773
4.409% due 08/15/46 §	590,000	626,725
JPMorgan Chase Commercial Mortgage Securities Trust
3.143% due 12/15/47	500,000	510,019
5.136% due 05/15/45 §	300,000	300,466
Morgan Stanley Bank of America Merrill Lynch Trust 3.753% due 12/15/47	1,000,000	1,050,831
Morgan Stanley Capital I Trust 3.596% due 12/15/49	400,000	415,614

	Principal Amount	Value

UBS Commercial Mortgage Trust 4.171% due 05/10/45	$500,000	$524,275
UBS-Barclays Commercial Mortgage Trust 3.525% due 05/10/63	250,000	258,432
Wells Fargo Commercial Mortgage Trust
2.652% due 08/15/49	350,000	339,800
3.664% due 09/15/58	1,000,000	1,042,700
WFRBS Commercial Mortgage Trust
2.870% due 11/15/45	700,000	705,334
3.410% due 08/15/47	600,000	617,439

		18,945,469

Fannie Mae - 12.2%

2.500% due 10/01/27 - 11/01/46	8,109,356	8,101,489
3.000% due 05/01/22 - 01/18/48	37,210,094	37,519,261
3.440% (LIBOR + 1.690%) due 08/01/39 §	11,857	12,399
3.500% due 10/01/25 - 01/18/48	39,760,169	40,981,936
3.517% (LIBOR + 1.695%) due 06/01/38 §	6,073	6,361
4.000% due 09/01/18 - 01/18/48	21,980,761	23,046,065
4.500% due 05/01/18 - 12/01/47	8,875,542	9,491,206
5.000% due 05/01/18 - 01/01/42	2,808,850	3,041,694
5.500% due 11/01/33 - 07/01/41	1,832,086	2,027,070
6.000% due 09/01/34 - 06/01/40	769,097	869,625
6.500% due 09/01/36 - 07/01/38	151,457	170,789

		125,267,895

Freddie Mac - 7.8%

2.500% due 08/01/28 - 02/01/32	5,012,539	5,019,081
3.000% due 09/01/26 - 11/01/47	27,322,888	27,563,241
3.500% due 06/01/21 - 01/18/48	24,375,217	25,123,846
4.000% due 02/01/25 - 01/18/48	12,955,164	13,577,532
4.500% due 08/01/24 - 01/18/48	4,893,401	5,217,465
5.000% due 03/01/19 - 03/01/41	1,598,813	1,739,472
5.500% due 04/01/34 - 08/01/40	769,226	850,644
6.000% due 04/01/36 - 05/01/40	945,149	1,065,242
6.500% due 08/01/37 - 04/01/39	82,203	91,141

		80,247,664

Government National Mortgage Association - 8.0%

2.500% due 01/20/43	252,880	250,032
3.000% due 08/20/42 - 01/24/48	23,344,889	23,597,180
3.500% due 10/15/41 - 01/24/48	32,334,814	33,524,917
4.000% due 06/15/39 - 01/24/48	14,556,759	15,259,055
4.500% due 02/15/39 - 12/20/47	5,987,862	6,326,428
5.000% due 05/15/36 - 10/20/43	1,770,012	1,920,807
5.500% due 04/15/37 - 04/15/40	699,005	769,578
6.000% due 01/15/38 - 06/15/41	231,619	260,055
6.500% due 10/15/38 - 02/15/39	31,575	35,093

		81,943,145

Total Mortgage-Backed Securities (Cost $307,357,200)		306,404,173

ASSET-BACKED SECURITIES - 0.5%

American Express Credit Account Master Trust
1.640% due 12/15/21	240,000	238,799
2.040% due 05/15/23	400,000	398,205
AmeriCredit Automobile Receivables Trust 2.040% due 07/18/22	335,000	333,653
BA Credit Card Trust 1.950% due 08/15/22	200,000	199,135
Capital One Multi-Asset Execution Trust 1.820% due 09/15/22	600,000	596,877
CarMax Auto Owner Trust 1.980% due 11/15/21	500,000	498,989
Chase Issuance Trust 1.580% due 08/16/21	200,000	198,399

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-30

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

Citibank Credit Card Issuance Trust
2.680% due 06/07/23	$500,000	$505,761
6.150% due 06/15/39	250,000	334,854
Discover Card Execution Note Trust 1.640% due 07/15/21	300,000	299,083
Ford Credit Auto Owner Trust 1.730% due 03/15/22	400,000	393,240
Ford Credit Floorplan Master Owner Trust ‘A’ 2.160% due 09/15/22	250,000	249,146
Honda Auto Receivables Owner Trust 2.050% due 11/22/21	250,000	249,492
Synchrony Credit Card Master Note Trust 2.210% due 05/15/24	200,000	198,942
Toyota Auto Receivables Owner Trust ‘B’ 1.760% due 07/15/21	300,000	298,397
World Financial Network Credit Card Master Trust 2.550% due 06/17/24	500,000	502,108

Total Asset-Backed Securities (Cost $5,523,544)		5,495,080

U.S. GOVERNMENT AGENCY ISSUES - 1.7%

Fannie Mae
1.000% due 08/28/19	2,000,000	1,970,606
1.375% due 10/07/21	1,000,000	972,933
1.875% due 12/28/20	500,000	497,487
2.125% due 04/24/26	815,000	787,140
2.625% due 09/06/24	960,000	973,446
5.625% due 07/15/37	100,000	140,562
7.125% due 01/15/30	525,000	757,049
Federal Farm Credit Banks 1.680% due 10/13/20	500,000	495,132
Federal Home Loan Bank
1.250% due 01/16/19	2,000,000	1,987,638
1.375% due 03/18/19	1,000,000	994,256
1.375% due 09/28/20	800,000	785,935
1.800% due 08/28/20	500,000	496,039
5.500% due 07/15/36	100,000	137,314
Freddie Mac
1.250% due 10/02/19	1,200,000	1,185,778
1.300% due 08/28/19	1,000,000	989,346
1.375% due 05/01/20	2,000,000	1,971,248
1.750% due 05/30/19	200,000	199,716
2.375% due 01/13/22	1,000,000	1,009,440
6.250% due 07/15/32	225,000	315,999
Tennessee Valley Authority
3.500% due 12/15/42	100,000	108,400
3.875% due 02/15/21	65,000	68,579
5.250% due 09/15/39	25,000	33,767
5.375% due 04/01/56	50,000	71,117
6.750% due 11/01/25	150,000	194,280
7.125% due 05/01/30	50,000	72,163

Total U.S. Government Agency Issues (Cost $17,126,637)		17,215,370

U.S. TREASURY OBLIGATIONS - 36.7%

U.S. Treasury Bonds - 6.2%

2.250% due 08/15/46	3,950,000	3,559,198
2.500% due 02/15/45	2,800,000	2,666,957
2.500% due 02/15/46	3,100,000	2,947,469
2.500% due 05/15/46	4,000,000	3,800,839
2.750% due 08/15/42	2,450,000	2,465,147
2.750% due 11/15/42	1,850,000	1,860,343
2.750% due 08/15/47	2,550,000	2,550,869
2.750% due 11/15/47	2,000,000	2,001,342

	Principal Amount	Value

2.875% due 05/15/43	$6,200,000	$6,369,889
2.875% due 08/15/45	1,000,000	1,024,694
3.000% due 05/15/42	1,075,000	1,130,604
3.000% due 11/15/45	1,900,000	1,993,638
3.000% due 02/15/47	500,000	525,368
3.000% due 05/15/47	1,700,000	1,785,719
3.125% due 11/15/41	975,000	1,047,369
3.125% due 02/15/43	2,625,000	2,817,857
3.125% due 08/15/44	5,600,000	6,013,785
3.625% due 08/15/43	1,525,000	1,778,438
3.625% due 02/15/44	500,000	583,948
3.750% due 08/15/41	1,300,000	1,539,436
3.750% due 11/15/43	1,000,000	1,190,541
4.250% due 11/15/40	750,000	951,867
4.375% due 05/15/40	1,025,000	1,320,775
4.375% due 05/15/41	775,000	1,002,021
4.500% due 02/15/36	1,750,000	2,251,925
4.500% due 05/15/38	500,000	649,468
4.500% due 08/15/39	700,000	913,837
4.625% due 02/15/40	2,225,000	2,956,931
5.375% due 02/15/31	1,100,000	1,461,347
6.250% due 05/15/30	1,550,000	2,178,822

		63,340,443

U.S. Treasury Notes - 30.5%

0.875% due 05/15/19	600,000	592,144
0.875% due 06/15/19	1,200,000	1,183,304
1.000% due 03/15/19	1,500,000	1,485,044
1.000% due 10/15/19	1,200,000	1,181,734
1.125% due 01/31/19	6,400,000	6,351,669
1.125% due 04/30/20	5,500,000	5,402,025
1.125% due 02/28/21	5,400,000	5,251,639
1.125% due 06/30/21	1,500,000	1,452,789
1.125% due 07/31/21	4,100,000	3,965,195
1.125% due 08/31/21	2,300,000	2,222,046
1.250% due 01/31/19	3,225,000	3,205,055
1.250% due 03/31/19	5,000,000	4,963,431
1.250% due 04/30/19	5,000,000	4,960,755
1.250% due 05/31/19	4,000,000	3,967,159
1.250% due 06/30/19	5,000,000	4,955,877
1.250% due 08/31/19	12,000,000	11,877,969
1.250% due 10/31/19	750,000	741,598
1.250% due 01/31/20	750,000	740,076
1.250% due 02/29/20	9,000,000	8,877,239
1.250% due 03/31/21	2,000,000	1,950,795
1.375% due 09/30/19	1,000,000	991,384
1.375% due 01/31/20	7,700,000	7,618,715
1.375% due 02/15/20	6,200,000	6,131,650
1.375% due 03/31/20	5,500,000	5,435,629
1.375% due 09/15/20	1,500,000	1,478,644
1.375% due 06/30/23	4,300,000	4,107,771
1.500% due 03/31/19	3,000,000	2,987,669
1.500% due 04/15/20	1,000,000	990,700
1.500% due 05/15/20	5,000,000	4,952,149
1.500% due 05/31/20	2,000,000	1,980,356
1.500% due 06/15/20	1,250,000	1,237,432
1.500% due 07/15/20	1,350,000	1,335,589
1.500% due 08/15/20	6,000,000	5,933,756
1.500% due 03/31/23	1,500,000	1,446,063
1.500% due 08/15/26	3,200,000	2,976,499
1.625% due 06/30/19	2,000,000	1,993,171
1.625% due 08/31/19	4,400,000	4,382,152
1.625% due 10/15/20	800,000	792,927
1.625% due 11/30/20	4,500,000	4,455,165
1.625% due 08/15/22	2,025,000	1,977,754
1.625% due 11/15/22	4,975,000	4,848,126
1.625% due 05/31/23	1,000,000	968,659
1.625% due 10/31/23	3,000,000	2,896,166
1.625% due 02/15/26	4,900,000	4,627,006
1.625% due 05/15/26	1,300,000	1,224,315
1.750% due 11/30/19	3,000,000	2,992,433

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-31

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

1.750% due 10/31/20	$5,100,000	$5,071,463
1.750% due 11/15/20	1,200,000	1,193,149
1.750% due 11/30/21	500,000	493,065
1.750% due 05/15/22	1,250,000	1,229,895
1.750% due 06/30/22	2,000,000	1,963,905
1.750% due 05/15/23	5,250,000	5,120,951
1.875% due 06/30/20	4,200,000	4,194,692
1.875% due 01/31/22	500,000	494,840
1.875% due 02/28/22	6,000,000	5,935,350
1.875% due 04/30/22	2,000,000	1,976,198
1.875% due 07/31/22	3,500,000	3,452,667
1.875% due 09/30/22	2,500,000	2,463,811
1.875% due 08/31/24	3,000,000	2,919,034
2.000% due 07/31/20	3,000,000	3,005,130
2.000% due 09/30/20	2,500,000	2,503,571
2.000% due 08/31/21	3,000,000	2,990,367
2.000% due 11/15/21	2,000,000	1,994,172
2.000% due 12/31/21	500,000	497,499
2.000% due 02/15/22	1,100,000	1,094,832
2.000% due 10/31/22	3,000,000	2,973,892
2.000% due 11/30/22	2,400,000	2,378,099
2.000% due 02/15/23	6,950,000	6,878,901
2.000% due 05/31/24	5,000,000	4,906,301
2.000% due 02/15/25	2,000,000	1,954,940
2.000% due 11/15/26	1,500,000	1,451,465
2.125% due 08/15/21	2,200,000	2,203,375
2.125% due 11/30/23	6,000,000	5,950,715
2.125% due 02/29/24	4,500,000	4,455,253
2.250% due 04/30/21	5,700,000	5,738,333
2.250% due 12/31/23	4,000,000	3,992,351
2.250% due 01/31/24	2,000,000	1,995,545
2.250% due 10/31/24	800,000	796,231
2.250% due 11/15/24	2,000,000	1,989,558
2.250% due 12/31/24	4,000,000	3,977,929
2.250% due 11/15/25	2,200,000	2,180,468
2.250% due 02/15/27	6,700,000	6,611,253
2.250% due 08/15/27	5,200,000	5,126,069
2.250% due 11/15/27	2,300,000	2,267,193
2.375% due 08/15/24	10,300,000	10,332,196
2.375% due 05/15/27	2,750,000	2,741,747
2.500% due 08/15/23	4,450,000	4,510,265
2.625% due 08/15/20	1,800,000	1,831,557
2.625% due 11/15/20	2,000,000	2,036,157
2.750% due 02/15/19	1,350,000	1,363,538
2.750% due 11/15/23	6,600,000	6,778,584
2.750% due 02/15/24	8,000,000	8,209,642
3.125% due 05/15/21	1,750,000	1,810,952
3.375% due 11/15/19	1,750,000	1,798,228

		313,924,751

Total U.S. Treasury Obligations (Cost $376,674,758)		377,265,194

FOREIGN GOVERNMENT BONDS & NOTES - 1.7%

Canada Government (Canada)
1.625% due 02/27/19	550,000	548,132
2.000% due 11/15/22	250,000	246,992
Chile Government (Chile)
3.125% due 01/21/26	75,000	76,219
3.860% due 06/21/47	300,000	308,850
Colombia Government (Colombia)
4.375% due 07/12/21	300,000	317,100
4.500% due 01/28/26	500,000	534,187
5.000% due 06/15/45	300,000	318,000
7.375% due 03/18/19	100,000	106,150
Export Development Canada (Canada) 1.250% due 02/04/19	400,000	397,356
Export-Import Bank of Korea (South Korea)
1.750% due 05/26/19	200,000	197,833
2.375% due 08/12/19	300,000	298,991

	Principal Amount	Value

2.750% due 01/25/22	$200,000	$197,854
5.000% due 04/11/22	200,000	215,703
Hungary Government (Hungary)
5.375% due 03/25/24	200,000	226,637
6.375% due 03/29/21	350,000	389,200
7.625% due 03/29/41	200,000	314,032
Hydro-Quebec (Canada) 8.400% due 01/15/22	100,000	119,735
Indonesia Government (Indonesia) 2.950% due 01/11/23	300,000	298,415
Iraq Government AID 2.149% due 01/18/22	200,000	199,603
Israel Government (Israel) 5.125% due 03/26/19	300,000	312,058
Israel Government AID 5.500% due 04/26/24	25,000	29,400
Japan Bank for International Cooperation (Japan)
1.875% due 07/21/26	200,000	187,623
2.125% due 02/07/19	200,000	199,762
2.125% due 07/21/20	300,000	297,799
2.250% due 02/24/20	500,000	497,957
2.375% due 07/21/22	300,000	295,937
3.375% due 07/31/23	200,000	207,174
Korea International (South Korea)
2.750% due 01/19/27	200,000	196,569
7.125% due 04/16/19	100,000	106,130
Mexico Government (Mexico)
3.500% due 01/21/21	90,000	93,285
3.625% due 03/15/22	296,000	308,284
4.000% due 10/02/23	550,000	576,950
4.150% due 03/28/27	200,000	207,650
4.600% due 01/23/46	500,000	494,250
4.750% due 03/08/44	264,000	267,564
6.750% due 09/27/34	225,000	293,625
Panama Government (Panama)
4.000% due 09/22/24	200,000	213,200
4.500% due 05/15/47	350,000	377,650
6.700% due 01/26/36	100,000	133,600
8.875% due 09/30/27	100,000	145,500
Peruvian Government (Peru)
7.125% due 03/30/19	200,000	214,100
8.750% due 11/21/33	200,000	315,500
Philippine Government (Philippines)
3.950% due 01/20/40	300,000	309,570
4.000% due 01/15/21	325,000	341,680
6.375% due 10/23/34	250,000	334,980
7.750% due 01/14/31	200,000	285,508
Province of Alberta (Canada) 2.200% due 07/26/22	250,000	246,485
Province of British Columbia (Canada)
2.000% due 10/23/22	100,000	98,109
2.650% due 09/22/21	100,000	101,063
Province of Manitoba (Canada)
1.750% due 05/30/19	100,000	99,547
2.125% due 05/04/22	250,000	246,062
Province of Ontario (Canada)
1.625% due 01/18/19	100,000	99,634
2.250% due 05/18/22	500,000	494,923
2.400% due 02/08/22	350,000	349,034
4.000% due 10/07/19	150,000	154,695
4.400% due 04/14/20	250,000	261,912
Province of Quebec (Canada)
2.375% due 01/31/22	250,000	249,130
2.750% due 08/25/21	100,000	101,109
2.750% due 04/12/27	350,000	347,423
3.500% due 07/29/20	100,000	103,121
7.500% due 07/15/23	100,000	123,475
7.500% due 09/15/29	75,000	106,794
Republic of Italy Government (Italy) 6.875% due 09/27/23	150,000	177,465

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-32

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Republic of Poland Government (Poland)
3.000% due 03/17/23	$150,000	$152,756
4.000% due 01/22/24	150,000	160,228
6.375% due 07/15/19	200,000	212,197
The Korea Development Bank (South Korea) 2.000% due 09/12/26	400,000	362,155
Ukraine Government AID Bonds 1.847% due 05/29/20	301,000	300,333
Uruguay Government (Uruguay)
4.125% due 11/20/45	143,467	144,543
4.375% due 10/27/27	50,000	53,706
5.100% due 06/18/50	200,000	222,500

Total Foreign Government Bonds & Notes (Cost $17,276,159)		17,522,693

MUNICIPAL BONDS - 0.6%

American Municipal Power Inc OH ‘B’
6.449% due 02/15/44	25,000	34,435
8.084% due 02/15/50	300,000	512,802
Bay Area Toll Authority CA
6.263% due 04/01/49	25,000	37,051
7.043% due 04/01/50	50,000	79,238
Central Puget Sound Regional Transit Authority WA 5.491% due 11/01/39	25,000	32,065
Chicago Transit Authority IL ‘B’ 6.899% due 12/01/40	100,000	135,876
City of Chicago IL ‘B’
7.375% due 01/01/33	35,000	40,565
7.750% due 01/01/42	50,000	55,596
City of Houston TX 3.961% due 03/01/47	50,000	51,548
City of New York NY 5.517% due 10/01/37	40,000	50,574
Commonwealth of Massachusetts
4.910% due 05/01/29	100,000	117,589
5.456% due 12/01/39	25,000	31,932
County of Clark Department of Aviation NV ‘C’ 6.820% due 07/01/45	125,000	195,555
Dallas Independent School District TX ‘C’ 6.450% due 02/15/35	50,000	55,825
Los Angeles Unified School District CA
5.750% due 07/01/34	300,000	383,373
6.758% due 07/01/34	100,000	138,392
Metropolitan Transportation Authority NY
5.871% due 11/15/39	25,000	32,293
6.668% due 11/15/39	55,000	78,038
Municipal Electric Authority of Georgia
6.637% due 04/01/57	25,000	32,136
6.655% due 04/01/57	100,000	126,307
New Jersey Economic Development Authority ‘A’ 7.425% due 02/15/29	125,000	156,554
New Jersey Transportation Trust Fund Authority ‘C’ 6.104% due 12/15/28	150,000	157,501
New Jersey Turnpike Authority ‘A’ 7.102% due 01/01/41	100,000	149,771
New York City Transitional Finance Authority Future Tax Secured Revenue NY 5.572% due 11/01/38	30,000	38,078
New York City Water & Sewer System
5.952% due 06/15/42	50,000	70,064
6.011% due 06/15/42	10,000	14,111
New York State Urban Development Corp 5.770% due 03/15/39	25,000	30,616

	Principal Amount	Value
Pennsylvania Turnpike Commission ‘B’ 5.511% due 12/01/45	$75,000	$98,401
Permanent University Fund - University of Texas System ‘A’ 3.376% due 07/01/47	185,000	186,510
Port Authority of New York & New Jersey
4.229% due 10/15/57	30,000	33,356
4.458% due 10/01/62	100,000	115,938
5.647% due 11/01/40	150,000	197,266
San Diego County Regional Transportation Commission CA 5.911% due 04/01/48	50,000	68,653
South Carolina Public Service Authority ‘D’ 2.388% due 12/01/23	50,000	47,651
State Board of Administration Finance Corp FL ‘A’ 2.995% due 07/01/20	100,000	101,357
State of California
6.200% due 10/01/19	25,000	26,803
7.300% due 10/01/39	100,000	149,542
7.500% due 04/01/34	50,000	74,199
7.550% due 04/01/39	150,000	236,644
7.600% due 11/01/40	270,000	432,321
7.625% due 03/01/40	40,000	62,734
State of California Department of Water Resources Power Supply Revenue 2.000% due 05/01/22	25,000	24,455
State of Connecticut ‘D’ 5.090% due 10/01/30	50,000	55,567
State of Illinois
5.100% due 06/01/33	425,000	425,038
6.725% due 04/01/35	100,000	111,232
State of Texas 5.517% due 04/01/39	100,000	131,626
State of Utah ‘D’ 4.554% due 07/01/24	15,000	16,241
State of Wisconsin 3.154% due 05/01/27	250,000	253,902
Texas Transportation Commission State Highway Fund 5.178% due 04/01/30	25,000	30,088
The Ohio State University ‘C’ 4.910% due 06/01/40	300,000	364,479
University of California
3.063% due 07/01/25	50,000	50,610
4.767% due 05/15/15	75,000	82,375
4.858% due 05/15/12	100,000	112,129

Total Municipal Bonds (Cost $5,481,637)		6,327,002

	Shares

SHORT-TERM INVESTMENT - 2.0%

Money Market Fund - 2.0%

BlackRock Liquidity Funds T-Fund Portfolio	20,086,631	20,086,631

Total Short-Term Investment (Cost $20,086,631)		20,086,631

TOTAL INVESTMENTS - 101.1% (Cost $1,030,004,022)		1,039,074,531

OTHER ASSETS & LIABILITIES, NET - (1.1%)		(10,860,092)

NET ASSETS - 100.0%		$1,028,214,439

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-33

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	36.7%
Mortgage-Backed Securities	29.8%
Corporate Bonds & Notes	28.1%
Others (each less than 3.0%)	6.5%

	101.1%
Other Assets & Liabilities, Net	(1.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$288,758,388	$-	$288,758,388	$-
	Mortgage-Backed Securities	306,404,173	-	306,404,173	-
	Asset-Backed Securities	5,495,080	-	5,495,080	-
	U.S. Government Agency Issues	17,215,370	-	17,215,370	-
	U.S. Treasury Obligations	377,265,194	-	377,265,194	-
	Foreign Government Bonds & Notes	17,522,693	-	17,522,693	-
	Municipal Bonds	6,327,002	-	6,327,002	-
	Short-Term Investment	20,086,631	20,086,631	-	-

	Total	$1,039,074,531	$20,086,631	$1,018,987,900	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-34

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
WARRANTS - 0.0%

Energy - 0.0%

Comstock Resources Inc Exercise @ $0.01 Exp 09/06/18 *	275	$2,324

Total Warrants (Cost $0)		2,324

	Principal Amount

CORPORATE BONDS & NOTES - 98.1%

Basic Materials - 6.5%

AK Steel Corp
7.000% due 03/15/27	$100,000	102,250
7.625% due 10/01/21	100,000	104,250
Alcoa Nederland Holding BV 6.750% due 09/30/24 ~	200,000	219,000
Aleris International Inc 9.500% due 04/01/21 ~	180,000	190,800
Allegheny Technologies Inc 7.875% due 08/15/23	200,000	216,374
ArcelorMittal (Luxembourg)
5.750% due 08/05/20	100,000	106,000
6.000% due 03/01/21	200,000	217,000
6.125% due 06/01/25	200,000	231,250
7.500% due 10/15/39	250,000	321,250
Ashland LLC 4.750% due 08/15/22	250,000	260,625
Axalta Coating Systems LLC 4.875% due 08/15/24 ~	150,000	157,875
Baffinland Iron Mines Corp (Canada) 12.000% due 02/01/22 ~	50,000	52,625
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	50,000	49,125
Big River Steel LLC 7.250% due 09/01/25 ~	110,000	116,600
Blue Cube Spinco Inc
9.750% due 10/15/23	65,000	77,025
10.000% due 10/15/25	85,000	102,425
BlueScope Steel Finance Ltd (Australia) 6.500% due 05/15/21 ~	82,000	85,690
Cascades Inc (Canada) 5.500% due 07/15/22 ~	90,000	92,925
CF Industries Inc
3.450% due 06/01/23	255,000	252,450
4.950% due 06/01/43	39,000	37,050
5.375% due 03/15/44	225,000	223,031
7.125% due 05/01/20	24,000	26,196
Clearwater Paper Corp 5.375% due 02/01/25 ~	50,000	50,500
Cleveland-Cliffs Inc 5.750% due 03/01/25 ~	240,000	229,800
Coeur Mining Inc 5.875% due 06/01/24	50,000	49,563
Commercial Metals Co 4.875% due 05/15/23	100,000	102,750
Consolidated Energy Finance SA (Trinidad and Tobago) 6.750% due 10/15/19 ~	200,000	203,750
Constellium NV (Netherlands)
5.750% due 05/15/24 ~	50,000	51,250
6.625% due 03/01/25 ~	250,000	264,062
CVR Partners LP 9.250% due 06/15/23 ~	100,000	108,000
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	160,000	158,800

	Principal Amount	Value
FMG Resources Pty Ltd (Australia)
4.750% due 05/15/22 ~	$225,000	$228,656
5.125% due 05/15/24 ~	90,000	91,463
Freeport-McMoRan Inc
3.100% due 03/15/20	100,000	99,750
3.550% due 03/01/22	500,000	495,625
3.875% due 03/15/23	100,000	100,000
5.450% due 03/15/43	350,000	351,312
6.875% due 02/15/23	350,000	383,250
GCP Applied Technologies Inc 9.500% due 02/01/23 ~	27,000	30,038
Hecla Mining Co 6.875% due 05/01/21	100,000	102,875
Hexion Inc
6.625% due 04/15/20	148,000	133,570
9.000% due 11/15/20	100,000	75,000
10.000% due 04/15/20	100,000	95,500
10.375% due 02/01/22 ~	145,000	135,666
13.750% due 02/01/22 ~	25,000	20,625
Hudbay Minerals Inc (Canada)
7.250% due 01/15/23 ~	200,000	213,000
7.625% due 01/15/25 ~	25,000	27,500
Huntsman International LLC
4.875% due 11/15/20	100,000	104,375
5.125% due 11/15/22	100,000	107,000
IAMGOLD Corp (Canada) 7.000% due 04/15/25 ~	50,000	51,750
Joseph T Ryerson & Son Inc 11.000% due 05/15/22 ~	125,000	140,156
Kinross Gold Corp (Canada)
4.500% due 07/15/27 ~	95,000	95,831
5.125% due 09/01/21	150,000	157,125
5.950% due 03/15/24	25,000	27,531
Kissner Holdings LP (Canada) 8.375% due 12/01/22 ~	100,000	101,500
Kraton Polymers LLC 7.000% due 04/15/25 ~	100,000	107,500
Lundin Mining Corp (Canada) 7.875% due 11/01/22 ~	100,000	107,500
Mercer International Inc (Canada)
5.500% due 01/15/26 ~	150,000	152,625
7.750% due 12/01/22	100,000	106,000
Momentive Performance Materials Inc 3.880% due 10/24/21	95,000	99,512
New Gold Inc (Canada) 6.250% due 11/15/22 ~	100,000	103,500
Northwest Acquisitions ULC 7.125% due 11/01/22 ~	86,000	89,010
Olin Corp
5.125% due 09/15/27	60,000	63,300
5.500% due 08/15/22	100,000	107,000
Platform Specialty Products Corp
5.875% due 12/01/25 ~	135,000	134,156
6.500% due 02/01/22 ~	236,000	244,260
PolyOne Corp 5.250% due 03/15/23	91,000	96,233
PQ Corp 6.750% due 11/15/22 ~	114,000	122,122
Rain CII Carbon LLC 7.250% due 04/01/25 ~	100,000	109,125
Rayonier AM Products Inc 5.500% due 06/01/24 ~	81,000	81,101
Resolute Forest Products Inc 5.875% due 05/15/23	100,000	103,875
Signode Industrial Group Lux SA 6.375% due 05/01/22 ~	125,000	131,094
SPCM SA (France) 4.875% due 09/15/25 ~	80,000	80,900
Steel Dynamics Inc 5.125% due 10/01/21	310,000	318,525

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-35

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value

Stora Enso OYJ (Finland) 7.250% due 04/15/36 ~	$100,000	$124,000
Teck Resources Ltd (Canada)
4.750% due 01/15/22	97,000	101,734
6.250% due 07/15/41	300,000	345,000
8.500% due 06/01/24 ~	238,000	269,535
The Chemours Co
5.375% due 05/15/27	55,000	57,063
6.625% due 05/15/23	180,000	191,250
7.000% due 05/15/25	130,000	141,700
TPC Group Inc 8.750% due 12/15/20 ~	100,000	100,500
Trinseo Materials Operating SCA 5.375% due 09/01/25 ~	75,000	77,813
Tronox Finance LLC 7.500% due 03/15/22 ~	145,000	151,887
Tronox Finance PLC 5.750% due 10/01/25 ~	50,000	51,500
United States Steel Corp
6.875% due 08/15/25	71,000	74,465
7.375% due 04/01/20	48,000	52,320
8.375% due 07/01/21 ~	186,000	201,903
Valvoline Inc 5.500% due 07/15/24	100,000	106,500
Venator Finance SARL 5.750% due 07/15/25 ~	100,000	106,000
WR Grace & Co
5.125% due 10/01/21 ~	50,000	52,688
5.625% due 10/01/24 ~	100,000	108,250

		12,500,835

Communications - 19.3%

Acosta Inc 7.750% due 10/01/22 ~	80,000	58,800
Altice Financing SA (Luxembourg)
6.625% due 02/15/23 ~	200,000	209,920
7.500% due 05/15/26 ~	500,000	533,750
Altice Finco SA (Luxembourg) 8.125% due 01/15/24 ~	200,000	210,000
Altice Luxembourg SA (Luxembourg)
7.625% due 02/15/25 ~	200,000	192,250
7.750% due 05/15/22 ~	400,000	392,500
Altice US Finance I Corp
5.375% due 07/15/23 ~	200,000	205,500
5.500% due 05/15/26 ~	200,000	204,250
AMC Networks Inc
4.750% due 12/15/22	68,000	69,615
4.750% due 08/01/25	150,000	149,063
5.000% due 04/01/24	100,000	101,500
Anixter Inc
5.125% due 10/01/21	50,000	52,875
5.500% due 03/01/23	100,000	108,030
Block Communications Inc 6.875% due 02/15/25 ~	50,000	52,625
C&W Senior Financing Designated Activity Co (Ireland) 6.875% due 09/15/27 ~	200,000	210,000
Cablevision Systems Corp
5.875% due 09/15/22	100,000	98,750
8.000% due 04/15/20	100,000	107,000
CBS Radio Inc 7.250% due 11/01/24 ~	100,000	105,938
CCO Holdings LLC
4.000% due 03/01/23 ~	143,000	141,928
5.000% due 02/01/28 ~	266,000	260,015
5.125% due 02/15/23	125,000	128,125
5.125% due 05/01/23 ~	200,000	204,500
5.125% due 05/01/27 ~	525,000	518,437
5.250% due 03/15/21	100,000	101,750
5.250% due 09/30/22	100,000	102,688

	Principal Amount	Value

5.375% due 05/01/25 ~	$100,000	$103,282
5.500% due 05/01/26 ~	150,000	154,125
5.750% due 09/01/23	50,000	51,375
5.750% due 01/15/24	200,000	206,500
5.750% due 02/15/26 ~	365,000	380,056
5.875% due 04/01/24 ~	242,000	252,890
5.875% due 05/01/27 ~	100,000	103,000
Cengage Learning Inc 9.500% due 06/15/24 ~	111,000	101,010
CenturyLink Inc
5.625% due 04/01/20	122,000	123,373
5.625% due 04/01/25	300,000	274,125
5.800% due 03/15/22	500,000	491,575
7.600% due 09/15/39	100,000	86,500
7.650% due 03/15/42	100,000	88,625
Cequel Communications Holdings I LLC
5.125% due 12/15/21 ~	344,000	345,720
6.375% due 09/15/20 ~	82,000	83,435
Cincinnati Bell Inc 7.000% due 07/15/24 ~	150,000	149,250
Clear Channel International BV 8.750% due 12/15/20 ~	100,000	103,750
Clear Channel Worldwide Holdings Inc
6.500% due 11/15/22	507,000	517,236
7.625% due 03/15/20	200,000	196,750
Cogent Communications Finance Inc 5.625% due 04/15/21 ~	100,000	101,250
CommScope Inc 5.500% due 06/15/24 ~	110,000	114,813
CommScope Technologies LLC
5.000% due 03/15/27 ~	150,000	150,375
6.000% due 06/15/25 ~	257,000	274,347
Consolidated Communications Inc 6.500% due 10/01/22	100,000	90,500
CSC Holdings LLC
5.250% due 06/01/24	200,000	196,500
5.500% due 04/15/27 ~	200,000	204,500
6.750% due 11/15/21	100,000	107,500
10.125% due 01/15/23 ~	300,000	338,625
10.875% due 10/15/25 ~	335,000	398,650
DISH DBS Corp
5.000% due 03/15/23	100,000	95,375
5.125% due 05/01/20	200,000	204,750
5.875% due 07/15/22	300,000	302,625
5.875% due 11/15/24	365,000	356,331
6.750% due 06/01/21	400,000	421,500
7.750% due 07/01/26	318,000	335,490
Embarq Corp 7.995% due 06/01/36	200,000	195,500
Frontier Communications Corp
6.250% due 09/15/21	140,000	99,750
6.875% due 01/15/25	130,000	84,825
7.125% due 01/15/23	35,000	23,450
7.625% due 04/15/24	150,000	100,125
8.500% due 04/15/20	79,000	65,768
8.875% due 09/15/20	400,000	337,000
9.000% due 08/15/31	200,000	134,500
9.250% due 07/01/21	100,000	79,000
10.500% due 09/15/22	235,000	178,306
11.000% due 09/15/25	380,000	281,200
GCI Inc 6.750% due 06/01/21	100,000	101,875
Gogo Intermediate Holdings LLC 12.500% due 07/01/22 ~	105,000	118,781
Gray Television Inc
5.125% due 10/15/24 ~	45,000	45,000
5.875% due 07/15/26 ~	175,000	179,813
GTT Communications Inc 7.875% due 12/31/24 ~	100,000	105,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-36

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Hughes Satellite Systems Corp
5.250% due 08/01/26	$75,000	$76,781
6.500% due 06/15/19	94,000	98,583
6.625% due 08/01/26	265,000	278,250
7.625% due 06/15/21	95,000	105,331
iHeartCommunications Inc
9.000% due 12/15/19	200,000	149,500
9.000% due 03/01/21	150,000	108,000
9.000% due 09/15/22	115,000	83,088
10.625% due 03/15/23	250,000	177,500
11.250% due 03/01/21 ~	140,000	97,300
11.250% due 03/01/21	100,000	71,750
Inmarsat Finance PLC (United Kingdom) 4.875% due 05/15/22 ~	190,000	190,475
Intelsat Jackson Holdings SA (Luxembourg)
5.500% due 08/01/23	180,000	147,600
7.250% due 10/15/20	300,000	283,500
7.500% due 04/01/21	250,000	228,750
8.000% due 02/15/24 ~	250,000	263,750
9.750% due 07/15/25 ~	275,000	265,375
Intelsat Luxembourg SA (Luxembourg)
7.750% due 06/01/21	220,000	117,425
8.125% due 06/01/23	125,000	65,469
Lamar Media Corp
5.000% due 05/01/23	200,000	207,000
5.375% due 01/15/24	45,000	47,250
Level 3 Financing Inc
5.125% due 05/01/23	150,000	150,750
5.250% due 03/15/26	100,000	98,405
5.375% due 08/15/22	185,000	187,830
5.375% due 01/15/24	200,000	200,250
5.375% due 05/01/25	80,000	80,100
6.125% due 01/15/21	50,000	50,875
Level 3 Parent LLC 5.750% due 12/01/22	100,000	100,655
Liberty Interactive LLC 8.250% due 02/01/30	100,000	109,000
LIN Television Corp 5.875% due 11/15/22	100,000	104,500
Match Group Inc 5.000% due 12/15/27 ~	100,000	101,750
MDC Partners Inc 6.500% due 05/01/24 ~	100,000	101,000
Mediacom Broadband LLC 6.375% due 04/01/23	100,000	103,250
MHGE Parent LLC 8.500% Cash or 9.250% PIK due 08/01/19 ~	40,000	39,988
Midcontinent Communications 6.875% due 08/15/23 ~	125,000	133,281
Netflix Inc
4.375% due 11/15/26	105,000	103,163
4.875% due 04/15/28 ~	200,000	196,250
5.500% due 02/15/22	150,000	158,438
5.875% due 02/15/25	225,000	239,625
Nexstar Broadcasting Inc 5.625% due 08/01/24 ~	159,000	164,565
Nokia OYJ (Finland)
3.375% due 06/12/22	120,000	119,556
4.375% due 06/12/27	120,000	118,920
5.375% due 05/15/19	31,000	32,124
6.625% due 05/15/39	50,000	55,500
Outfront Media Capital LLC
5.250% due 02/15/22	50,000	51,438
5.625% due 02/15/24	100,000	106,125
5.875% due 03/15/25	100,000	106,125
Plantronics Inc 5.500% due 05/31/23 ~	126,000	131,198
Quebecor Media Inc (Canada) 5.750% due 01/15/23	100,000	106,500

	Principal Amount	Value
Qwest Capital Funding Inc 7.750% due 02/15/31	$150,000	$132,750
Qwest Corp 6.875% due 09/15/33	400,000	384,266
Radiate Holdco LLC 6.625% due 02/15/25 ~	50,000	47,375
Sable International Finance Ltd 6.875% due 08/01/22 ~	100,000	106,250
SFR Group SA (France)
6.000% due 05/15/22 ~	550,000	557,562
6.250% due 05/15/24 ~	150,000	150,938
7.375% due 05/01/26 ~	767,000	792,886
Sinclair Television Group Inc
5.375% due 04/01/21	100,000	102,000
5.625% due 08/01/24 ~	195,000	201,581
Sirius XM Radio Inc
3.875% due 08/01/22 ~	341,000	343,557
4.625% due 05/15/23 ~	80,000	81,900
5.000% due 08/01/27 ~	160,000	161,200
5.375% due 07/15/26 ~	171,000	177,626
6.000% due 07/15/24 ~	195,000	206,700
SoftBank Group Corp (Japan) 4.500% due 04/15/20 ~	350,000	358,410
Sprint Capital Corp
6.875% due 11/15/28	300,000	302,625
6.900% due 05/01/19	150,000	157,313
8.750% due 03/15/32	200,000	227,500
Sprint Communications Inc
6.000% due 11/15/22	400,000	401,000
7.000% due 03/01/20 ~	100,000	107,250
7.000% due 08/15/20	450,000	478,125
11.500% due 11/15/21	100,000	121,250
Sprint Corp
7.125% due 06/15/24	200,000	204,000
7.250% due 09/15/21	450,000	477,562
7.625% due 02/15/25	250,000	262,500
7.875% due 09/15/23	600,000	640,500
Symantec Corp
4.200% due 09/15/20	100,000	103,250
5.000% due 04/15/25 ~	240,000	250,200
T-Mobile USA Inc
4.000% due 04/15/22	200,000	205,625
5.125% due 04/15/25	100,000	104,125
6.000% due 03/01/23	415,000	435,542
6.375% due 03/01/25	325,000	348,562
6.500% due 01/15/26	280,000	306,250
6.625% due 04/01/23	193,000	201,685
6.836% due 04/28/23	200,000	210,000
TEGNA Inc
4.875% due 09/15/21 ~	200,000	204,440
5.125% due 07/15/20	88,000	90,200
6.375% due 10/15/23	100,000	105,125
Telecom Italia Capital SA (Italy) 7.200% due 07/18/36	350,000	436,625
Telecom Italia SPA (Italy) 5.303% due 05/30/24 ~	550,000	589,187
Telefonaktiebolaget LM Ericsson (Sweden) 4.125% due 05/15/22	200,000	201,579
Telenet Finance Luxembourg Notes SARL (Belgium) 5.500% due 03/01/28 ~	200,000	200,000
Telesat Canada (Canada) 8.875% due 11/15/24 ~	85,000	95,413
The EW Scripps Co 5.125% due 05/15/25 ~	100,000	99,750
The McClatchy Co 9.000% due 12/15/22	146,000	152,935
TIBCO Software Inc 11.375% due 12/01/21 ~	145,000	158,323

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-37

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Time Inc
5.750% due 04/15/22 ~	$67,000	$70,183
7.500% due 10/15/25 ~	50,000	59,125
Tribune Media Co 5.875% due 07/15/22	175,000	180,687
Trilogy International Partners LLC (New Zealand) 8.875% due 05/01/22 ~	100,000	102,750
United States Cellular Corp 6.700% due 12/15/33	100,000	104,823
Unitymedia GmbH (Germany) 6.125% due 01/15/25 ~	300,000	318,000
Univision Communications Inc
5.125% due 05/15/23 ~	250,000	250,000
5.125% due 02/15/25 ~	199,000	194,522
6.750% due 09/15/22 ~	29,000	30,196
UPCB Finance IV Ltd (Netherlands) 5.375% due 01/15/25 ~	200,000	202,380
Urban One Inc 7.375% due 04/15/22 ~	100,000	100,250
VeriSign Inc
4.625% due 05/01/23	75,000	77,344
4.750% due 07/15/27	95,000	97,613
5.250% due 04/01/25	100,000	109,375
Viacom Inc
5.875% (LIBOR + 3.895%) due 02/28/57 §	120,000	118,158
6.250% (LIBOR + 3.899%) due 02/28/57 §	142,000	138,872
ViaSat Inc 5.625% due 09/15/25 ~	148,000	149,850
Videotron Ltd (Canada)
5.125% due 04/15/27 ~	200,000	209,500
5.375% due 06/15/24 ~	100,000	108,125
Virgin Media Finance PLC (United Kingdom)
5.750% due 01/15/25 ~	250,000	255,937
6.375% due 04/15/23 ~	200,000	207,250
Virgin Media Secured Finance PLC (United Kingdom)
5.250% due 01/15/21	25,000	26,438
5.500% due 08/15/26 ~	100,000	102,750
Wind Tre SPA (Italy) 5.000% due 01/20/26 ~	200,000	191,200
Windstream Services LLC
6.375% due 08/01/23 ~	306,000	185,130
8.625% due 10/31/25 ~	138,050	133,563
8.750% due 12/15/24 ~	5,000	3,519
Zayo Group LLC
5.750% due 01/15/27 ~	295,000	301,637
6.000% due 04/01/23	190,000	198,844
6.375% due 05/15/25	100,000	106,125
Ziggo Bond Finance BV (Netherlands) 6.000% due 01/15/27 ~	200,000	195,500
Ziggo Secured Finance BV (Netherlands) 5.500% due 01/15/27 ~	200,000	200,250

		36,883,336

Consumer, Cyclical - 14.2%

24 Hour Fitness Worldwide Inc 8.000% due 06/01/22 ~	70,000	68,775
Adient Global Holdings Ltd 4.875% due 08/15/26 ~	200,000	206,500
Air Canada (Canada) 7.750% due 04/15/21 ~	50,000	57,250
Algeco Scotsman Global Finance PLC (United Kingdom) 10.750% due 10/15/19 ~	100,000	100,750
Allegiant Travel Co 5.500% due 07/15/19	100,000	102,750
Allison Transmission Inc 5.000% due 10/01/24 ~	170,000	175,737

	Principal Amount	Value
AMC Entertainment Holdings Inc
5.875% due 02/15/22	$100,000	$101,875
5.875% due 11/15/26	215,000	212,850
American Airlines Group Inc 4.625% due 03/01/20 ~	100,000	101,625
American Axle & Manufacturing Inc
6.250% due 04/01/25 ~	100,000	105,500
6.500% due 04/01/27 ~	65,000	68,981
6.625% due 10/15/22	200,000	207,750
American Builders & Contractors Supply Co Inc 5.625% due 04/15/21 ~	32,000	32,720
American Greetings Corp 7.875% due 02/15/25 ~	100,000	108,500
American Tire Distributors Inc 10.250% due 03/01/22 ~	162,000	167,670
Aramark Services Inc
5.000% due 04/01/25 ~	150,000	158,820
5.125% due 01/15/24	155,000	163,060
Asbury Automotive Group Inc 6.000% due 12/15/24	100,000	104,620
Ashton Woods USA LLC 6.750% due 08/01/25 ~	100,000	100,375
BCD Acquisition Inc 9.625% due 09/15/23 ~	80,000	88,200
Beacon Escrow Corp 4.875% due 11/01/25 ~	227,000	228,986
Beazer Homes USA Inc
5.875% due 10/15/27 ~	100,000	101,000
8.750% due 03/15/22	105,000	116,015
Boyd Gaming Corp
6.375% due 04/01/26	100,000	108,000
6.875% due 05/15/23	112,000	119,140
Brinker International Inc 3.875% due 05/15/23	100,000	97,250
Brookfield Residential Properties Inc (Canada)
6.125% due 07/01/22 ~	100,000	105,000
6.500% due 12/15/20 ~	90,000	92,025
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	224,000	226,867
CalAtlantic Group Inc
5.000% due 06/15/27	100,000	104,000
5.875% due 11/15/24	100,000	111,530
6.625% due 05/01/20	50,000	53,885
8.375% due 01/15/21	100,000	115,625
Carmike Cinemas Inc 6.000% due 06/15/23 ~	100,000	105,000
Carrols Restaurant Group Inc 8.000% due 05/01/22	100,000	105,750
Cedar Fair LP 5.375% due 06/01/24	100,000	105,000
5.375% due 04/15/27 ~	80,000	84,200
Century Communities Co 5.875% due 07/15/25	100,000	100,750
Choice Hotels International Inc 5.750% due 07/01/22	50,000	54,938
Churchill Downs Inc 4.750% due 01/15/28 ~	81,000	80,874
Cinemark USA Inc 4.875% due 06/01/23	125,000	127,188
Claire’s Stores Inc 9.000% due 03/15/19 ~	200,000	131,500
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	100,000	98,000
Dana Financing Luxembourg SARL 5.750% due 04/15/25 ~	100,000	105,625
Dana Inc 5.500% due 12/15/24	200,000	212,250
Delphi Technologies PLC 5.000% due 10/01/25 ~	105,000	106,575

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-38

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Diamond Resorts International Inc
7.750% due 09/01/23 ~	$55,000	$59,945
10.750% due 09/01/24 ~	125,000	134,531
Dollar Tree Inc
5.250% due 03/01/20	110,000	111,972
5.750% due 03/01/23	295,000	309,566
DriveTime Automotive Group Inc 8.000% due 06/01/21 ~	100,000	100,500
Eldorado Resorts Inc 6.000% due 04/01/25	190,000	199,500
Ferrellgas LP
6.500% due 05/01/21	100,000	94,125
6.750% due 06/15/23	100,000	92,250
Ferrellgas Partners LP 8.625% due 06/15/20	100,000	85,750
Fiat Chrysler Automobiles NV (United Kingdom)
4.500% due 04/15/20	200,000	205,920
5.250% due 04/15/23	250,000	262,350
GameStop Corp
5.500% due 10/01/19 ~	50,000	51,000
6.750% due 03/15/21 ~	100,000	105,000
Global Partners LP 7.000% due 06/15/23	100,000	103,250
GLP Capital LP
4.375% due 04/15/21	50,000	51,500
4.875% due 11/01/20	172,000	179,310
5.375% due 11/01/23	26,000	27,853
5.375% due 04/15/26	100,000	107,500
Golden Nugget Inc
6.750% due 10/15/24 ~	160,000	163,200
8.750% due 10/01/25 ~	100,000	105,250
Group 1 Automotive Inc 5.000% due 06/01/22	165,000	170,775
Guitar Center Inc 6.500% due 04/15/19 ~	105,000	97,650
H&E Equipment Services Inc 5.625% due 09/01/25 ~	243,000	254,542
Hanesbrands Inc
4.625% due 05/15/24 ~	161,000	165,025
4.875% due 05/15/26 ~	80,000	82,400
HD Supply Inc 5.750% due 04/15/24 ~	200,000	213,000
Hilton Domestic Operating Co Inc 4.250% due 09/01/24	155,000	156,938
Hilton Worldwide Finance LLC
4.625% due 04/01/25	120,000	123,600
4.875% due 04/01/27	115,000	120,606
Hot Topic Inc 9.250% due 06/15/21 ~	50,000	47,750
IHO Verwaltungs GmbH (Germany) 4.750% Cash or 5.500% PIK due 09/15/26 ~	200,000	203,500
International Game Technology PLC
5.625% due 02/15/20 ~	200,000	209,250
6.250% due 02/15/22 ~	200,000	216,500
6.500% due 02/15/25 ~	100,000	112,250
Jack Ohio Finance LLC 6.750% due 11/15/21 ~	190,000	200,450
Jaguar Land Rover Automotive PLC (United Kingdom) 4.500% due 10/01/27 ~	325,000	321,750
JC Penney Corp Inc
5.650% due 06/01/20	150,000	137,438
5.875% due 07/01/23 ~	30,000	28,425
6.375% due 10/15/36	51,000	30,600
7.400% due 04/01/37	63,000	40,950
8.125% due 10/01/19	25,000	25,563
Jo-Ann Stores Holdings Inc 9.750% Cash or 10.500% PIK due 10/15/19 ~	50,000	49,125

	Principal Amount	Value
K Hovnanian Enterprises Inc
10.000% due 07/15/22 ~	$100,000	$110,500
10.500% due 07/15/24 ~	100,000	115,250
KB Home
4.750% due 05/15/19	200,000	204,500
7.000% due 12/15/21	100,000	111,500
KFC Holding Co
4.750% due 06/01/27 ~	100,000	102,500
5.000% due 06/01/24 ~	163,000	168,501
5.250% due 06/01/26 ~	142,000	149,810
L Brands Inc
5.625% due 02/15/22	150,000	160,687
5.625% due 10/15/23	100,000	108,375
6.625% due 04/01/21	50,000	55,000
6.750% due 07/01/36	90,000	90,450
6.875% due 11/01/35	150,000	152,250
7.600% due 07/15/37	100,000	102,750
8.500% due 06/15/19	200,000	218,250
Lennar Corp
2.950% due 11/29/20 ~	100,000	99,750
4.125% due 01/15/22	60,000	61,425
4.500% due 06/15/19	40,000	41,050
4.500% due 11/15/19	100,000	103,000
4.500% due 04/30/24	115,000	118,197
4.750% due 04/01/21	100,000	104,375
4.750% due 11/15/22	100,000	105,375
4.750% due 05/30/25	100,000	104,250
4.750% due 11/29/27 ~	188,000	194,542
Levi Strauss & Co 5.000% due 05/01/25	140,000	146,650
Lions Gate Entertainment Corp 5.875% due 11/01/24 ~	90,000	95,513
LKQ Corp 4.750% due 05/15/23	100,000	102,750
LTF Merger Sub Inc 8.500% due 06/15/23 ~	100,000	106,375
M/I Homes Inc 6.750% due 01/15/21	100,000	104,000
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	150,000	159,375
Mattel Inc
2.350% due 05/06/19	100,000	99,238
6.750% due 12/31/25 ~	257,000	261,099
MDC Holdings Inc 5.500% due 01/15/24	100,000	106,000
Meritage Homes Corp 6.000% due 06/01/25	200,000	215,000
Meritor Inc 6.250% due 02/15/24	100,000	105,750
MGM Resorts International
4.625% due 09/01/26	150,000	152,250
6.000% due 03/15/23	100,000	108,250
6.625% due 12/15/21	219,000	240,834
6.750% due 10/01/20	100,000	108,250
7.750% due 03/15/22	200,000	228,500
8.625% due 02/01/19	150,000	159,750
Michaels Stores Inc 5.875% due 12/15/20 ~	50,000	50,750
Mohegan Gaming & Entertainment 7.875% due 10/15/24 ~	155,000	159,456
National CineMedia LLC 6.000% due 04/15/22	50,000	50,875
Navistar International Corp 6.625% due 11/01/25 ~	176,000	184,075
NCL Corp Ltd 4.750% due 12/15/21 ~	90,000	93,375
Neiman Marcus Group Ltd LLC
8.000% due 10/15/21 ~	127,000	73,685
8.750% Cash or 9.50% PIK due 10/15/21 ~	84,415	45,567

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-39

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
New Albertson’s Inc
7.450% due 08/01/29	$100,000	$87,750
7.750% due 06/15/26	100,000	90,250
New Red Finance Inc (Canada)
4.250% due 05/15/24 ~	215,000	215,000
4.625% due 01/15/22 ~	256,000	262,720
5.000% due 10/15/25 ~	304,000	307,800
Nine West Holdings Inc
6.125% due 11/15/34	50,000	5,500
8.250% due 03/15/19 ~	100,000	11,500
Penn National Gaming Inc 5.625% due 01/15/27 ~	100,000	104,000
Penske Automotive Group Inc
3.750% due 08/15/20	100,000	102,125
5.500% due 05/15/26	65,000	66,118
5.750% due 10/01/22	100,000	103,188
PetSmart Inc
5.875% due 06/01/25 ~	205,000	158,363
7.125% due 03/15/23 ~	267,000	159,533
8.875% due 06/01/25 ~	75,000	45,563
Pinnacle Entertainment Inc 5.625% due 05/01/24	80,000	86,000
PulteGroup Inc
4.250% due 03/01/21	114,286	118,000
5.000% due 01/15/27	80,000	83,900
5.500% due 03/01/26	100,000	109,125
6.000% due 02/15/35	100,000	108,000
PVH Corp 4.500% due 12/15/22	156,000	159,494
Regal Entertainment Group
5.750% due 03/15/22	79,000	81,666
5.750% due 02/01/25	100,000	103,000
Rite Aid Corp
6.125% due 04/01/23 ~	290,000	262,812
6.750% due 06/15/21	100,000	100,000
7.700% due 02/15/27	50,000	42,750
9.250% due 03/15/20	100,000	101,605
Rivers Pittsburgh Borrower LP 6.125% due 08/15/21 ~	70,000	69,650
Sabre GLBL Inc
5.250% due 11/15/23 ~	130,000	133,614
5.375% due 04/15/23 ~	47,000	48,645
Sally Holdings LLC 5.625% due 12/01/25	140,000	140,000
Scientific Games International Inc
7.000% due 01/01/22 ~	373,000	393,981
10.000% due 12/01/22	400,000	440,500
Shea Homes LP 5.875% due 04/01/23 ~	100,000	104,250
Signet UK Finance PLC 4.700% due 06/15/24	100,000	98,577
Silversea Cruise Finance Ltd 7.250% due 02/01/25 ~	70,000	75,775
Six Flags Entertainment Corp
4.875% due 07/31/24 ~	100,000	101,750
5.500% due 04/15/27 ~	100,000	103,750
Sonic Automotive Inc 5.000% due 05/15/23	100,000	97,000
Staples Inc 8.500% due 09/15/25 ~	205,000	190,137
Station Casinos LLC 5.000% due 10/01/25 ~	134,000	135,005
Studio City Co Ltd (Hong Kong) 5.875% due 11/30/19 ~	200,000	209,500
Suburban Propane Partners LP
5.500% due 06/01/24	50,000	49,750
5.875% due 03/01/27	100,000	98,250
Sugarhouse HSP Gaming Prop Mezz LP 5.875% due 05/15/25 ~	100,000	95,250
Taylor Morrison Communities Inc
5.250% due 04/15/21 ~	100,000	102,125
5.625% due 03/01/24 ~	100,000	105,125

	Principal Amount	Value
Tempur Sealy International Inc
5.500% due 06/15/26	$64,000	$65,773
5.625% due 10/15/23	100,000	104,500
Tenneco Inc
5.000% due 07/15/26	80,000	82,200
5.375% due 12/15/24	25,000	26,313
Tesla Inc 5.300% due 08/15/25 ~	294,000	281,872
The Gap Inc 5.950% due 04/12/21	150,000	161,849
The Goodyear Tire & Rubber Co
4.875% due 03/15/27	135,000	138,544
5.000% due 05/31/26	180,000	186,273
5.125% due 11/15/23	115,000	120,277
The Men’s Wearhouse Inc 7.000% due 07/01/22	70,000	70,616
The Scotts Miracle-Gro Co 5.250% due 12/15/26	100,000	105,000
The William Carter Co 5.250% due 08/15/21	50,000	51,469
Titan International Inc 6.500% due 11/30/23 ~	150,000	153,000
Toll Brothers Finance Corp
4.375% due 04/15/23	200,000	208,250
5.875% due 02/15/22	100,000	109,375
Tops Holding LLC 8.000% due 06/15/22 ~	133,000	72,485
TRI Pointe Group Inc
4.375% due 06/15/19	25,000	25,625
5.250% due 06/01/27	100,000	102,695
5.875% due 06/15/24	100,000	107,250
Under Armour Inc 3.250% due 06/15/26	100,000	87,688
United Continental Holdings Inc
4.250% due 10/01/22	100,000	100,375
6.000% due 12/01/20	150,000	161,250
Univar USA Inc 6.750% due 07/15/23 ~	100,000	105,000
Viking Cruises Ltd 5.875% due 09/15/27 ~	69,000	70,380
Virgin Australia Holdings Ltd (Australia) 7.875% due 10/15/21 ~	100,000	103,250
Vista Outdoor Inc 5.875% due 10/01/23	100,000	96,500
William Lyon Homes Inc 7.000% due 08/15/22	100,000	103,250
WMG Acquisition Corp 6.750% due 04/15/22 ~	150,000	157,125
Wynn Las Vegas LLC
4.250% due 05/30/23 ~	100,000	102,125
5.250% due 05/15/27 ~	70,000	71,050
5.500% due 03/01/25 ~	300,000	309,750
Yum! Brands Inc
3.875% due 11/01/20	100,000	102,375
5.350% due 11/01/43	100,000	97,000
6.875% due 11/15/37	100,000	110,250
ZF North America Capital Inc (Germany)
4.000% due 04/29/20 ~	150,000	155,963
4.750% due 04/29/25 ~	300,000	318,750

		27,223,137

Consumer, Non-Cyclical - 16.2%

Acadia Healthcare Co Inc
6.125% due 03/15/21	100,000	101,875
6.500% due 03/01/24	100,000	104,500
ACCO Brands Corp 5.250% due 12/15/24 ~	100,000	103,000
Ahern Rentals Inc 7.375% due 05/15/23 ~	75,000	70,875
Albertsons Cos LLC
5.750% due 03/15/25	270,000	245,025
6.625% due 06/15/24	84,000	80,640

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-40

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Alliance One International Inc
8.500% due 04/15/21 ~	$50,000	$52,500
9.875% due 07/15/21	100,000	92,375
AMAG Pharmaceuticals Inc 7.875% due 09/01/23 ~	60,000	58,725
APTIM Corp 7.750% due 06/15/25 ~	50,000	48,000
APX Group Inc
6.375% due 12/01/19	47,000	47,764
7.875% due 12/01/22	158,000	169,653
8.750% due 12/01/20	180,000	184,275
Ashtead Capital Inc (United Kingdom) 4.375% due 08/15/27 ~	200,000	203,500
Atento Luxco 1 SA (Spain) 6.125% due 08/10/22 ~	100,000	105,000
Avantor Inc
6.000% due 10/01/24 ~	210,000	209,737
9.000% due 10/01/25 ~	311,000	307,112
Avis Budget Car Rental LLC 5.500% due 04/01/23	283,000	291,136
Avon International Operations Inc (United Kingdom) 7.875% due 08/15/22 ~	70,000	71,575
Avon Products Inc (United Kingdom) 7.000% due 03/15/23	200,000	162,500
B&G Foods Inc
4.625% due 06/01/21	63,000	64,103
5.250% due 04/01/25	158,000	161,105
BI-LO LLC 8.625% Cash or 9.375% PIK due 09/15/18 ~	104,687	34,023
C&S Group Enterprises LLC 5.375% due 07/15/22 ~	100,000	94,750
Cardtronics Inc 5.500% due 05/01/25 ~	100,000	90,750
Catalent Pharma Solutions Inc 4.875% due 01/15/26 ~	50,000	50,313
Centene Corp
4.750% due 05/15/22	225,000	234,562
4.750% due 01/15/25	70,000	71,400
5.625% due 02/15/21	141,000	145,230
6.125% due 02/15/24	158,000	167,480
Central Garden & Pet Co 5.125% due 02/01/28	100,000	100,250
Cenveo Corp 6.000% due 08/01/19 ~	90,000	64,350
Ceridian HCM Holding Inc 11.000% due 03/15/21 ~	100,000	104,625
Chobani LLC 7.500% due 04/15/25 ~	75,000	79,781
CHS/Community Health Systems Inc
5.125% due 08/01/21	200,000	181,000
6.250% due 03/31/23	415,000	375,575
6.875% due 02/01/22	400,000	232,000
7.125% due 07/15/20	200,000	150,500
8.000% due 11/15/19	250,000	213,125
Concordia International Corp (Canada)
9.000% due 04/01/22 ~	50,000	43,000
9.500% due 10/21/22 ~	25,000	2,375
Cott Beverages Inc (Canada) 5.375% due 07/01/22	115,000	119,623
Cott Holdings Inc (Canada) 5.500% due 04/01/25 ~	70,000	72,188
Darling Ingredients Inc 5.375% due 01/15/22	53,000	54,259
DaVita Inc
5.000% due 05/01/25	173,000	173,381
5.125% due 07/15/24	300,000	303,562
5.750% due 08/15/22	150,000	154,406
Dean Foods Co 6.500% due 03/15/23 ~	93,000	92,768

	Principal Amount	Value
DJO Finance LLC 10.750% due 04/15/20	$20,000	$18,100
DJO Finco Inc 8.125% due 06/15/21 ~	149,000	140,060
DS Services of America Inc (Canada) 10.000% due 09/01/21 ~	71,000	74,550
Eagle Holding Co II LLC 7.625% Cash & 8.375% PIK due 05/15/22 ~	165,000	168,300
Edgewell Personal Care Co 4.700% due 05/19/21	150,000	155,625
Endo Dac
6.000% due 07/15/23 ~	200,000	158,000
6.000% due 02/01/25 ~	200,000	156,000
Endo Finance LLC
5.375% due 01/15/23 ~	100,000	78,500
5.750% due 01/15/22 ~	50,000	41,875
7.250% due 01/15/22 ~	100,000	87,000
Envision Healthcare Corp
5.125% due 07/01/22 ~	75,000	73,125
5.625% due 07/15/22	200,000	203,000
6.250% due 12/01/24 ~	100,000	103,500
FAGE International SA (Luxembourg) 5.625% due 08/15/26 ~	100,000	96,875
First Quality Finance Co Inc 4.625% due 05/15/21 ~	145,000	146,813
FTI Consulting Inc 6.000% due 11/15/22	100,000	103,430
Gartner Inc 5.125% due 04/01/25 ~	105,000	109,988
Great Lakes Dredge & Dock Corp 8.000% due 05/15/22	100,000	105,125
GW Honos Security Corp (Canada) 8.750% due 05/15/25 ~	70,000	75,425
HCA Healthcare Inc 6.250% due 02/15/21	200,000	212,500
HCA Inc
3.750% due 03/15/19	190,000	192,137
4.250% due 10/15/19	100,000	102,375
4.500% due 02/15/27	200,000	201,500
4.750% due 05/01/23	150,000	154,875
5.000% due 03/15/24	300,000	312,750
5.250% due 04/15/25	200,000	212,000
5.250% due 06/15/26	250,000	265,625
5.375% due 02/01/25	450,000	466,875
5.500% due 06/15/47	200,000	200,000
5.875% due 03/15/22	400,000	429,000
5.875% due 05/01/23	100,000	107,000
5.875% due 02/15/26	300,000	318,000
6.500% due 02/15/20	210,000	223,125
7.500% due 02/15/22	250,000	281,875
HealthSouth Corp
5.750% due 11/01/24	150,000	154,125
5.750% due 09/15/25	100,000	104,500
Herc Rentals Inc
7.500% due 06/01/22 ~	76,000	82,270
7.750% due 06/01/24 ~	27,000	29,768
Hill-Rom Holdings Inc 5.750% due 09/01/23 ~	100,000	105,125
Hologic Inc 5.250% due 07/15/22 ~	190,000	197,362
Horizon Pharma Inc 6.625% due 05/01/23	200,000	200,000
IHS Markit Ltd
4.000% due 03/01/26 ~	19,000	19,071
4.750% due 02/15/25 ~	175,000	185,062
5.000% due 11/01/22 ~	125,000	136,150
Immucor Inc 11.125% due 02/15/22 ~	100,000	104,000
Ingles Markets Inc 5.750% due 06/15/23	100,000	101,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-41

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
inVentiv Group Holdings Inc 7.500% due 10/01/24 ~	$57,000	$61,845
Jaguar Holding Co II 6.375% due 08/01/23 ~	121,000	122,513
JBS USA LUX SA (Brazil)
5.750% due 06/15/25 ~	100,000	96,750
5.875% due 07/15/24 ~	250,000	242,812
8.250% due 02/01/20 ~	150,000	150,825
Jurassic Holdings III Inc 6.875% due 02/15/21 ~	70,000	59,850
KAR Auction Services Inc 5.125% due 06/01/25 ~	180,000	184,950
Kindred Healthcare Inc
6.375% due 04/15/22	100,000	102,000
8.000% due 01/15/20	170,000	185,036
Kinetic Concepts Inc
7.875% due 02/15/21 ~	57,000	59,636
12.500% due 11/01/21 ~	100,000	112,750
Kronos Acquisition Holdings Inc (Canada) 9.000% due 08/15/23 ~	160,000	150,000
Lamb Weston Holdings Inc
4.625% due 11/01/24 ~	145,000	150,075
4.875% due 11/01/26 ~	75,000	78,563
Laureate Education Inc 8.250% due 05/01/25 ~	70,000	74,375
LifePoint Health Inc
5.500% due 12/01/21	135,000	138,206
5.875% due 12/01/23	135,000	136,856
Live Nation Entertainment Inc
4.875% due 11/01/24 ~	115,000	118,163
5.375% due 06/15/22 ~	25,000	25,906
LSC Communications Inc 8.750% due 10/15/23 ~	100,000	103,125
Mallinckrodt International Finance SA
4.750% due 04/15/23	68,000	53,720
4.875% due 04/15/20 ~	129,000	124,485
5.500% due 04/15/25 ~	128,000	104,960
5.625% due 10/15/23 ~	40,000	34,200
5.750% due 08/01/22 ~	95,000	86,688
MEDNAX Inc 5.250% due 12/01/23 ~	165,000	168,300
Michael Baker International LLC 8.750% due 03/01/23 ~	50,000	48,500
Molina Healthcare Inc
4.875% due 06/15/25 ~	25,000	25,063
5.375% due 11/15/22	120,000	125,700
Monitronics International Inc 9.125% due 04/01/20	100,000	83,500
MPH Acquisition Holdings LLC 7.125% due 06/01/24 ~	217,000	231,647
Nielsen Finance LLC
4.500% due 10/01/20	50,000	50,500
5.000% due 04/15/22 ~	370,000	381,562
Opal Acquisition Inc
7.500% due 07/01/24 ~	100,000	97,500
10.000% due 10/01/24 ~	100,000	89,875
Ortho-Clinical Diagnostics Inc 6.625% due 05/15/22 ~	150,000	151,500
Pilgrim’s Pride Corp
5.750% due 03/15/25 ~	131,000	135,258
5.875% due 09/30/27 ~	67,000	69,178
Pinnacle Foods Finance LLC 5.875% due 01/15/24	150,000	159,375
Polaris Intermediate Corp 8.500% PIK due 12/01/22 ~	218,000	226,720
Post Holdings Inc
5.000% due 08/15/26 ~	159,000	156,814
5.500% due 03/01/25 ~	195,000	202,312
5.625% due 01/15/28 ~	108,000	108,540
5.750% due 03/01/27 ~	305,000	311,100

	Principal Amount	Value
Prestige Brands Inc 5.375% due 12/15/21 ~	$100,000	$102,125
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	544,000	605,200
RegionalCare Hospital Partners Holdings Inc 8.250% due 05/01/23 ~	87,000	92,220
Rent-A-Center Inc 6.625% due 11/15/20	100,000	96,000
Revlon Consumer Products Corp
5.750% due 02/15/21	50,000	38,000
6.250% due 08/01/24	100,000	61,500
Ritchie Bros Auctioneers Inc (Canada) 5.375% due 01/15/25 ~	70,000	72,450
RR Donnelley & Sons Co
6.500% due 11/15/23	100,000	97,000
7.875% due 03/15/21	100,000	104,500
Safeway Inc 7.250% due 02/01/31	100,000	84,000
Select Medical Corp 6.375% due 06/01/21	100,000	103,000
Service Corp International
4.625% due 12/15/27	53,000	53,907
5.375% due 05/15/24	315,000	333,112
Simmons Foods Inc 5.750% due 11/01/24 ~	174,000	172,695
Spectrum Brands Inc 5.750% due 07/15/25	199,000	210,442
SUPERVALU Inc 7.750% due 11/15/22	50,000	49,125
Surgery Center Holdings Inc 6.750% due 07/01/25 ~	100,000	95,000
Syniverse Foreign Holdings Corp 9.125% due 01/15/22 ~	100,000	102,000
Team Health Holdings Inc 6.375% due 02/01/25 ~	200,000	179,500
Teleflex Inc
4.625% due 11/15/27	156,000	157,919
5.250% due 06/15/24	50,000	52,375
Tenet Healthcare Corp
4.375% due 10/01/21	167,000	167,418
4.500% due 04/01/21	51,000	51,510
4.625% due 07/15/24 ~	340,000	332,775
4.750% due 06/01/20	100,000	102,250
5.125% due 05/01/25 ~	200,000	195,750
5.500% due 03/01/19	110,000	112,200
6.000% due 10/01/20	100,000	106,105
6.750% due 02/01/20	100,000	101,375
6.750% due 06/15/23	278,000	270,702
7.000% due 08/01/25 ~	145,000	136,844
7.500% due 01/01/22 ~	150,000	158,063
8.125% due 04/01/22	411,000	419,734
Tesco PLC (United Kingdom) 6.150% due 11/15/37 ~	105,000	115,309
The ADT Corp
3.500% due 07/15/22	150,000	148,500
4.875% due 07/15/32 ~	100,000	95,000
5.250% due 03/15/20	200,000	209,750
6.250% due 10/15/21	100,000	110,000
The Brink’s Co 4.625% due 10/15/27 ~	97,000	95,303
The Fresh Market Inc 9.750% due 05/01/23 ~	100,000	62,500
The Hertz Corp
5.500% due 10/15/24 ~	145,000	131,588
5.875% due 10/15/20	200,000	201,500
7.625% due 06/01/22 ~	260,000	273,000
The Nielsen Co Luxembourg SARL
5.000% due 02/01/25 ~	100,000	104,000
5.500% due 10/01/21 ~	88,000	90,640

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-42

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
The ServiceMaster Co LLC 5.125% due 11/15/24 ~	$95,000	$96,425
TreeHouse Foods Inc
4.875% due 03/15/22	100,000	101,500
6.000% due 02/15/24 ~	115,000	120,175
United Rentals North America Inc
4.625% due 07/15/23	300,000	311,286
4.625% due 10/15/25	85,000	85,850
4.875% due 01/15/28	215,000	216,612
5.500% due 07/15/25	100,000	106,375
5.500% due 05/15/27	110,000	116,050
5.875% due 09/15/26	170,000	182,537
Universal Hospital Services Inc 7.625% due 08/15/20	100,000	100,500
US Foods Inc 5.875% due 06/15/24 ~	143,000	150,865
Valeant Pharmaceuticals International 7.250% due 07/15/22 ~	100,000	101,500
Valeant Pharmaceuticals International Inc
5.375% due 03/15/20 ~	142,000	142,888
5.500% due 11/01/25 ~	296,000	302,660
5.625% due 12/01/21 ~	500,000	490,625
5.875% due 05/15/23 ~	350,000	325,062
6.125% due 04/15/25 ~	400,000	367,500
6.500% due 03/15/22 ~	190,000	199,975
7.000% due 03/15/24 ~	255,000	273,487
7.500% due 07/15/21 ~	507,000	517,774
9.000% due 12/15/25 ~	339,000	354,153
Vector Group Ltd 6.125% due 02/01/25 ~	110,000	114,125
Vizient Inc 10.375% due 03/01/24 ~	60,000	67,650
WellCare Health Plans Inc 5.250% due 04/01/25	225,000	237,937
Wells Enterprises Inc 6.750% due 02/01/20 ~	26,000	26,520
West Street Merger Sub Inc 6.375% due 09/01/25 ~	107,000	107,803

		30,987,315

Diversified - 0.2%

HRG Group Inc
7.750% due 01/15/22	100,000	104,000
7.875% due 07/15/19	120,000	120,270
Noble Group Ltd (Hong Kong) 6.750% due 01/29/20 ~	150,000	56,625
Stena AB (Sweden) 7.000% due 02/01/24 ~	100,000	94,437

		375,332

Energy - 13.5%

Alta Mesa Holdings LP 7.875% due 12/15/24	30,000	33,038
Antero Midstream Partners LP 5.375% due 09/15/24	100,000	103,500
Antero Resources Corp
5.000% due 03/01/25	100,000	102,500
5.125% due 12/01/22	200,000	205,000
5.375% due 11/01/21	75,000	77,156
5.625% due 06/01/23	100,000	104,500
Archrock Partners LP 6.000% due 10/01/22	100,000	100,500
Ascent Resources Utica Holdings LLC 10.000% due 04/01/22 ~	220,000	237,050
Baytex Energy Corp (Canada) 5.625% due 06/01/24 ~	100,000	93,625
Bill Barrett Corp 8.750% due 06/15/25	150,000	166,500
Blue Racer Midstream LLC 6.125% due 11/15/22 ~	128,000	133,760

	Principal Amount	Value
Bristow Group Inc 6.250% due 10/15/22	$50,000	$41,188
Calfrac Holdings LP (Canada) 7.500% due 12/01/20 ~	70,000	69,300
California Resources Corp 8.000% due 12/15/22 ~	385,000	319,069
Callon Petroleum Co 6.125% due 10/01/24	50,000	51,750
Calumet Specialty Products Partners LP
6.500% due 04/15/21	190,000	190,000
11.500% due 01/15/21 ~	100,000	113,750
Canadian Oil Sands Ltd (Canada) 4.500% due 04/01/22 ~	200,000	205,034
Carrizo Oil & Gas Inc 6.250% due 04/15/23	170,000	177,225
Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/27	190,000	197,011
5.875% due 03/31/25	235,000	255,122
7.000% due 06/30/24	200,000	228,000
Cheniere Energy Partners LP 5.250% due 10/01/25 ~	167,000	170,340
Chesapeake Energy Corp
5.750% due 03/15/23	300,000	279,000
8.000% due 12/15/22 ~	246,000	266,295
8.000% due 01/15/25 ~	222,000	224,497
8.000% due 06/15/27 ~	188,000	180,950
CNX Resources Corp
5.875% due 04/15/22	250,000	256,562
8.000% due 04/01/23	75,000	80,588
Comstock Resources Inc 10.000% Cash or 12.250% PIK due 03/15/20	100,000	103,625
CONSOL Energy Inc 11.000% due 11/15/25 ~	100,000	105,250
Continental Resources Inc
4.375% due 01/15/28 ~	218,000	215,482
4.500% due 04/15/23	100,000	102,250
5.000% due 09/15/22	500,000	509,375
Covey Park Energy LLC 7.500% due 05/15/25 ~	131,000	136,856
Crestwood Midstream Partners LP
5.750% due 04/01/25	85,000	88,081
6.250% due 04/01/23	100,000	104,420
CrownRock LP 5.625% due 10/15/25 ~	244,000	245,830
CSI Compressco LP 7.250% due 08/15/22	50,000	47,375
CVR Refining LLC 6.500% due 11/01/22	100,000	103,500
DCP Midstream Operating LP
3.875% due 03/15/23	200,000	199,750
5.350% due 03/15/20 ~	200,000	209,500
5.600% due 04/01/44	100,000	99,750
5.850% (LIBOR + 3.850%) due 05/21/43 § ~	100,000	93,500
Denbury Resources Inc
5.500% due 05/01/22	268,000	184,585
9.000% due 05/15/21 ~	55,000	56,444
Diamond Offshore Drilling Inc
4.875% due 11/01/43	250,000	183,750
5.700% due 10/15/39	75,000	61,125
7.875% due 08/15/25	58,000	61,118
Diamondback Energy Inc
4.750% due 11/01/24	60,000	60,525
5.375% due 05/31/25	100,000	103,375
Eclipse Resources Corp 8.875% due 07/15/23	100,000	103,125
Endeavor Energy Resources LP
5.500% due 01/30/26 ~	92,000	93,840
5.750% due 01/30/28 ~	92,000	94,829

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-43

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Energy Transfer Equity LP
4.250% due 03/15/23	$148,000	$147,260
5.500% due 06/01/27	95,000	97,138
5.875% due 01/15/24	200,000	211,000
7.500% due 10/15/20	145,000	159,862
Ensco PLC
4.500% due 10/01/24	100,000	84,500
4.700% due 03/15/21	250,000	246,092
5.200% due 03/15/25	100,000	85,500
5.750% due 10/01/44	125,000	86,250
EP Energy LLC
6.375% due 06/15/23	168,000	91,560
8.000% due 11/29/24 ~	105,000	108,938
8.000% due 02/15/25 ~	90,000	66,150
9.375% due 05/01/20	150,000	127,500
Extraction Oil & Gas Inc
7.375% due 05/15/24 ~	50,000	53,625
7.875% due 07/15/21 ~	68,855	73,158
Foresight Energy LLC 11.500% due 04/01/23 ~	50,000	41,125
Genesis Energy LP
6.000% due 05/15/23	150,000	152,625
6.500% due 10/01/25	170,000	173,400
6.750% due 08/01/22	100,000	104,250
Gulfport Energy Corp
6.000% due 10/15/24	135,000	135,675
6.375% due 05/15/25	150,000	151,312
Halcon Resources Corp 6.750% due 02/15/25 ~	45,000	47,025
Hess Infrastructure Partners LP 5.625% due 02/15/26 ~	100,000	103,750
Hilcorp Energy I LP
5.000% due 12/01/24 ~	55,000	54,725
5.750% due 10/01/25 ~	67,000	68,843
Holly Energy Partners LP 6.000% due 08/01/24 ~	178,000	186,455
Jonah Energy LLC 7.250% due 10/15/25 ~	81,000	81,709
Jones Energy Holdings LLC 6.750% due 04/01/22	40,000	30,200
Jupiter Resources Inc (Canada) 8.500% due 10/01/22 ~	150,000	93,750
KCA Deutag UK Finance PLC (United Kingdom) 9.875% due 04/01/22 ~	200,000	213,000
Laredo Petroleum Inc 5.625% due 01/15/22	100,000	101,500
Legacy Reserves LP 6.625% due 12/01/21	100,000	68,500
Martin Midstream Partners LP 7.250% due 02/15/21	100,000	101,500
Matador Resources Co 6.875% due 04/15/23	100,000	105,500
McDermott International Inc 8.000% due 05/01/21 ~	100,000	103,285
MEG Energy Corp (Canada)
6.375% due 01/30/23 ~	100,000	85,500
6.500% due 01/15/25 ~	145,000	143,731
7.000% due 03/31/24 ~	150,000	127,313
Murphy Oil Corp
5.750% due 08/15/25	352,000	360,800
6.875% due 08/15/24	60,000	64,200
Murphy Oil USA Inc
5.625% due 05/01/27	100,000	105,395
6.000% due 08/15/23	37,000	38,758
Murray Energy Corp 11.250% due 04/15/21 ~	150,000	77,250
Nabors Industries Inc 5.500% due 01/15/23	400,000	389,000

	Principal Amount	Value
Newfield Exploration Co
5.375% due 01/01/26	$127,000	$134,937
5.625% due 07/01/24	156,000	168,480
5.750% due 01/30/22	100,000	107,250
NGPL PipeCo LLC
4.375% due 08/15/22 ~	90,000	91,856
4.875% due 08/15/27 ~	85,000	88,506
7.768% due 12/15/37 ~	100,000	123,750
Niska Gas Storage Ltd 6.500% due 04/01/19	50,000	50,750
Noble Holding International Ltd (United Kingdom)
5.250% due 03/15/42	100,000	64,250
7.700% due 04/01/25	250,000	211,250
7.750% due 01/15/24	180,000	155,700
Northern Oil & Gas Inc 8.000% due 06/01/20	160,000	123,200
NuStar Logistics LP
4.750% due 02/01/22	100,000	101,250
5.625% due 04/28/27	30,000	30,600
6.750% due 02/01/21	100,000	106,750
Oasis Petroleum Inc
6.500% due 11/01/21	50,000	51,188
6.875% due 03/15/22	200,000	205,750
Parker Drilling Co 6.750% due 07/15/22	50,000	41,250
Parsley Energy LLC
5.375% due 01/15/25 ~	235,000	238,525
5.625% due 10/15/27 ~	75,000	76,875
Pattern Energy Group Inc 5.875% due 02/01/24 ~	50,000	52,750
PBF Holding Co LLC
7.000% due 11/15/23	55,000	57,681
7.250% due 06/15/25	125,000	131,719
PBF Logistics LP 6.875% due 05/15/23 ~	62,000	64,170
PDC Energy Inc
5.750% due 05/15/26 ~	75,000	76,969
6.125% due 09/15/24	50,000	52,000
Peabody Energy Corp
6.000% due 03/31/22 ~	85,000	88,506
6.375% due 03/31/25 ~	40,000	41,750
PHI Inc 5.250% due 03/15/19	50,000	50,060
Pioneer Energy Services Corp 6.125% due 03/15/22	50,000	41,235
Precision Drilling Corp (Canada)
5.250% due 11/15/24	50,000	47,375
7.125% due 01/15/26 ~	100,000	102,250
7.750% due 12/15/23	100,000	105,500
Puma International Financing SA (Singapore) 6.750% due 02/01/21 ~	100,000	102,101
QEP Resources Inc
5.250% due 05/01/23	109,000	110,838
5.625% due 03/01/26	221,000	224,867
Range Resources Corp
4.875% due 05/15/25	88,000	85,360
5.000% due 03/15/23	160,000	160,000
5.875% due 07/01/22	150,000	153,750
Resolute Energy Corp 8.500% due 05/01/20	165,000	168,712
Rockies Express Pipeline LLC
5.625% due 04/15/20 ~	100,000	105,250
6.000% due 01/15/19 ~	180,000	185,850
Rowan Cos Inc
4.875% due 06/01/22	300,000	284,250
7.375% due 06/15/25	35,000	35,919
RSP Permian Inc
5.250% due 01/15/25	100,000	103,000
6.625% due 10/01/22	65,000	68,331

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-44

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Sable Permian Resources Land LLC
7.375% due 11/01/21 ~	$200,000	$162,000
13.000% due 11/30/20 ~	75,000	86,625
Sanchez Energy Corp
6.125% due 01/15/23	200,000	170,500
7.750% due 06/15/21	63,000	59,535
SemGroup Corp 5.625% due 11/15/23	150,000	147,000
SESI LLC
7.125% due 12/15/21	139,000	142,649
7.750% due 09/15/24 ~	70,000	74,550
Seven Generations Energy Ltd (Canada)
5.375% due 09/30/25 ~	96,000	97,200
6.750% due 05/01/23 ~	50,000	53,375
6.875% due 06/30/23 ~	100,000	106,750
SM Energy Co
5.000% due 01/15/24	100,000	96,938
5.625% due 06/01/25	113,000	110,175
6.500% due 01/01/23	100,000	102,500
6.750% due 09/15/26	60,000	62,100
Southwestern Energy Co
4.100% due 03/15/22	50,000	49,375
6.700% due 01/23/25	100,000	104,375
7.500% due 04/01/26	220,000	234,025
7.750% due 10/01/27	80,000	85,500
SRC Energy Inc 6.250% due 12/01/25 ~	71,000	72,953
Summit Midstream Holdings LLC
5.500% due 08/15/22	100,000	100,500
5.750% due 04/15/25	75,000	76,004
SunCoke Energy Partners LP 7.500% due 06/15/25 ~	183,000	192,150
Sunoco LP
5.500% due 08/01/20	80,000	82,350
6.250% due 04/15/21	109,000	113,578
6.375% due 04/01/23	146,000	154,212
Tallgrass Energy Partners LP
5.500% due 09/15/24 ~	95,000	97,969
5.500% due 01/15/28 ~	163,000	165,192
Targa Resources Partners LP
4.125% due 11/15/19	75,000	75,656
4.250% due 11/15/23	50,000	49,625
5.000% due 01/15/28 ~	150,000	150,187
5.125% due 02/01/25	150,000	154,125
5.250% due 05/01/23	77,000	78,925
6.750% due 03/15/24	100,000	107,625
Teine Energy Ltd (Canada) 6.875% due 09/30/22 ~	50,000	51,875
TerraForm Power Operating LLC
4.250% due 01/31/23 ~	60,000	59,625
5.000% due 01/31/28 ~	41,000	40,641
6.625% due 06/15/25 ~	150,000	164,062
The Williams Cos Inc
4.550% due 06/24/24	400,000	417,000
5.750% due 06/24/44	100,000	107,250
8.750% due 03/15/32	100,000	132,500
Transocean Inc
5.800% due 10/15/22	200,000	198,000
6.800% due 03/15/38	250,000	202,812
7.500% due 01/15/26 ~	57,000	58,513
9.000% due 07/15/23 ~	250,000	271,250
Transocean Phoenix 2 Ltd 7.750% due 10/15/24 ~	90,000	98,888
Transocean Proteus Ltd 6.250% due 12/01/24 ~	90,000	94,725
Trinidad Drilling Ltd (Canada) 6.625% due 02/15/25 ~	100,000	95,500
Tullow Oil PLC (Ghana) 6.250% due 04/15/22 ~	100,000	100,880
Ultra Resources Inc
6.875% due 04/15/22 ~	145,000	145,906
7.125% due 04/15/25 ~	35,000	35,044

	Principal Amount	Value
Unit Corp 6.625% due 05/15/21	$75,000	$75,938
Vermilion Energy Inc (Canada) 5.625% due 03/15/25 ~	50,000	49,938
Vine Oil & Gas LP 8.750% due 04/15/23 ~	100,000	97,250
Weatherford International Ltd
7.000% due 03/15/38	300,000	253,500
7.750% due 06/15/21	483,000	494,169
9.875% due 02/15/24	90,000	96,075
Whiting Petroleum Corp
5.750% due 03/15/21	130,000	133,737
6.250% due 04/01/23	200,000	205,500
6.625% due 01/15/26 ~	74,000	75,573
WildHorse Resource Development Corp 6.875% due 02/01/25	79,000	80,975
WPX Energy Inc
5.250% due 09/15/24	173,000	173,268
6.000% due 01/15/22	100,000	105,000
7.500% due 08/01/20	81,000	88,088
8.250% due 08/01/23	40,000	45,600

		25,916,294

Financial - 10.3%

Acrisure LLC 7.000% due 11/15/25 ~	125,000	120,782
Aircastle Ltd
4.125% due 05/01/24	200,000	203,500
5.000% due 04/01/23	50,000	52,813
5.125% due 03/15/21	100,000	105,500
6.250% due 12/01/19	100,000	105,750
Alliance Data Systems Corp
5.375% due 08/01/22 ~	100,000	101,250
5.875% due 11/01/21 ~	75,000	77,063
Alliant Holdings Intermediate LLC 8.250% due 08/01/23 ~	150,000	157,875
Ally Financial Inc
3.500% due 01/27/19	123,000	123,922
4.125% due 03/30/20	300,000	306,750
4.125% due 02/13/22	200,000	204,960
5.125% due 09/30/24	100,000	108,375
5.750% due 11/20/25	150,000	164,062
8.000% due 03/15/20	100,000	110,500
8.000% due 11/01/31	420,000	548,050
American Equity Investment Life Holding Co 5.000% due 06/15/27	100,000	103,782
Ardonagh Midco 3 PLC (United Kingdom) 8.625% due 07/15/23 ~	200,000	208,000
ASP AMC Merger Sub Inc 8.000% due 05/15/25 ~	130,000	125,450
AssuredPartners Inc 7.000% due 08/15/25 ~	64,000	63,840
BPCE SA (France) 12.500% due 09/30/19 ~	100,000	116,125
CIT Group Inc
3.875% due 02/19/19	305,000	308,812
5.000% due 08/15/22	83,000	88,188
5.000% due 08/01/23	100,000	106,750
5.375% due 05/15/20	100,000	105,875
CNO Financial Group Inc 5.250% due 05/30/25	140,000	148,400
CoreCivic Inc REIT
4.125% due 04/01/20	100,000	102,000
4.750% due 10/15/27	50,000	49,500
Credit Acceptance Corp
6.125% due 02/15/21	50,000	50,750
7.375% due 03/15/23	50,000	52,625
Credit Agricole SA (France) 8.375% (LIBOR + 6.982%) due 10/13/19 § ~	100,000	109,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-45

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Crescent Communities LLC 8.875% due 10/15/21 ~	$95,000	$101,175
CTR Partnership LP REIT 5.250% due 06/01/25	50,000	51,125
CyrusOne LP REIT
5.000% due 03/15/24 ~	120,000	124,800
5.375% due 03/15/27 ~	79,000	83,148
Deutsche Bank AG (Germany)
4.296% (USD Swap + 2.248%) due 05/24/28 §	200,000	197,886
4.500% due 04/01/25	300,000	304,853
4.875% (USD Swap + 2.553%) due 12/01/32 §	200,000	199,300
Dresdner Funding Trust I (Germany) 8.151% due 06/30/31 ~	100,000	132,938
E*TRADE Financial Corp 5.875% (LIBOR + 4.435%) due 09/15/26 §	100,000	106,250
Enova International Inc 9.750% due 06/01/21	97,000	103,062
Equinix Inc REIT
5.375% due 01/01/22	65,000	67,763
5.375% due 04/01/23	100,000	103,900
5.375% due 05/15/27	275,000	294,937
5.875% due 01/15/26	215,000	231,394
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	200,000	202,500
FBM Finance Inc 8.250% due 08/15/21 ~	30,000	32,025
FelCor Lodging LP REIT
5.625% due 03/01/23	48,000	49,560
6.000% due 06/01/25	100,000	106,000
Fidelity & Guaranty Life Holdings Inc 6.375% due 04/01/21 ~	100,000	102,500
Five Point Operating Co LP 7.875% due 11/15/25 ~	100,000	102,000
Fly Leasing Ltd (Ireland) 6.375% due 10/15/21	200,000	209,000
Freedom Mortgage Corp 8.125% due 11/15/24 ~	50,000	51,063
Genworth Holdings Inc
4.900% due 08/15/23	150,000	128,625
7.625% due 09/24/21	200,000	196,500
goeasy Ltd (Canada) 7.875% due 11/01/22 ~	50,000	52,313
Greystar Real Estate Partners LLC 5.750% due 12/01/25 ~	80,000	82,600
Hub Holdings LLC 8.125% Cash or 8.875% PIK due 07/15/19 ~	100,000	100,250
HUB International Ltd 7.875% due 10/01/21 ~	218,000	227,265
Icahn Enterprises LP
4.875% due 03/15/19	100,000	100,045
5.875% due 02/01/22	200,000	203,250
6.000% due 08/01/20	140,000	144,067
6.250% due 02/01/22	250,000	256,250
6.250% due 02/01/22 ~	125,000	128,125
6.375% due 12/15/25 ~	150,000	150,390
Intelsat Connect Finance SA (Luxembourg) 12.500% due 04/01/22 ~	85,000	74,800
Intesa Sanpaolo SPA (Italy)
5.017% due 06/26/24 ~	200,000	205,025
5.710% due 01/15/26 ~	400,000	421,973
Iron Mountain Inc REIT
4.375% due 06/01/21 ~	63,000	64,095
4.875% due 09/15/27 ~	125,000	125,625
5.250% due 03/15/28 ~	174,000	174,000
5.750% due 08/15/24	100,000	101,750
6.000% due 08/15/23	96,000	100,800

	Principal Amount	Value
Iron Mountain US Holdings Inc REIT 5.375% due 06/01/26 ~	$100,000	$103,250
iStar Inc REIT
4.625% due 09/15/20	100,000	101,750
5.000% due 07/01/19	40,000	40,225
5.250% due 09/15/22	100,000	100,875
6.000% due 04/01/22	100,000	103,750
Jefferies Finance LLC 7.375% due 04/01/20 ~	200,000	206,500
Kennedy-Wilson Inc 5.875% due 04/01/24	170,000	175,950
Ladder Capital Finance Holdings LLP
5.250% due 03/15/22 ~	65,000	67,194
5.250% due 10/01/25 ~	100,000	99,750
Liberty Mutual Group Inc 10.750% due 06/15/88 ~	100,000	166,750
LPL Holdings Inc 5.750% due 09/15/25 ~	230,000	234,600
MGM Growth Properties Operating
4.500% due 09/01/26	50,000	50,000
4.500% due 01/15/28 ~	100,000	98,250
5.625% due 05/01/24	121,000	129,470
MPT Operating Partnership LP REIT
5.000% due 10/15/27	220,000	224,675
5.250% due 08/01/26	50,000	52,000
6.375% due 03/01/24	100,000	106,250
Nationstar Mortgage LLC
6.500% due 07/01/21	75,000	76,266
7.875% due 10/01/20	100,000	102,187
Navient Corp
4.875% due 06/17/19	150,000	152,910
5.500% due 01/15/19	100,000	102,000
5.500% due 01/25/23	200,000	200,250
5.625% due 08/01/33	200,000	175,500
5.875% due 03/25/21	300,000	310,875
6.125% due 03/25/24	100,000	101,750
6.500% due 06/15/22	121,000	127,080
6.625% due 07/26/21	45,000	47,588
6.750% due 06/25/25	85,000	87,550
7.250% due 09/25/23	100,000	107,000
8.000% due 03/25/20	150,000	162,562
NFP Corp 6.875% due 07/15/25 ~	108,000	109,080
Ocwen Loan Servicing LLC 8.375% due 11/15/22 ~	75,000	77,250
OneMain Financial Holdings LLC
6.750% due 12/15/19 ~	85,000	87,831
7.250% due 12/15/21 ~	100,000	103,982
Provident Funding Associates LP 6.375% due 06/15/25 ~	25,000	26,313
QCP SNF West REIT 8.125% due 11/01/23 ~	130,000	133,575
Quicken Loans Inc
5.250% due 01/15/28 ~	200,000	197,940
5.750% due 05/01/25 ~	167,000	173,682
Radian Group Inc
4.500% due 10/01/24	100,000	102,700
5.250% due 06/15/20	59,000	62,319
RBS Capital Trust II (United Kingdom) 6.425% (LIBOR + 1.943%) due 01/03/34 §	100,000	122,300
Realogy Group LLC
4.500% due 04/15/19 ~	50,000	50,875
4.875% due 06/01/23 ~	100,000	99,250
5.250% due 12/01/21 ~	100,000	103,875
RHP Hotel Properties LP REIT
5.000% due 04/15/21	50,000	51,000
5.000% due 04/15/23	100,000	102,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-46

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Royal Bank of Scotland Group PLC (United Kingdom)
5.125% due 05/28/24	$250,000	$265,476
6.000% due 12/19/23	300,000	331,420
6.100% due 06/10/23	100,000	110,229
6.125% due 12/15/22	370,000	405,932
7.648% due 09/30/31	50,000	65,500
SBA Communications Corp REIT
4.000% due 10/01/22 ~	165,000	166,031
4.875% due 07/15/22	100,000	103,000
4.875% due 09/01/24	200,000	206,000
Springleaf Finance Corp
5.250% due 12/15/19	100,000	103,125
5.625% due 03/15/23	125,000	125,431
6.125% due 05/15/22	190,000	198,075
7.750% due 10/01/21	25,000	27,594
8.250% due 12/15/20	225,000	248,062
Standard Chartered PLC (United Kingdom) 7.014% due 07/30/37 ~	100,000	119,375
Starwood Property Trust Inc REIT
4.750% due 03/15/25 ~	88,000	87,560
5.000% due 12/15/21	105,000	109,200
Synovus Financial Corp 5.750% (LIBOR + 4.182%) due 12/15/25 §	100,000	106,240
Tempo Acquisition LLC 6.750% due 06/01/25 ~	70,000	71,400
The GEO Group Inc REIT
5.125% due 04/01/23	100,000	100,500
5.875% due 10/15/24	150,000	154,875
The Howard Hughes Corp 5.375% due 03/15/25 ~	185,000	190,087
UniCredit SPA (Italy) 5.861% (USD Swap + 3.703%) due 06/19/32 § ~	200,000	213,502
Uniti Group LP REIT
6.000% due 04/15/23 ~	100,000	98,500
7.125% due 12/15/24 ~	50,000	45,750
8.250% due 10/15/23	164,000	158,670
USIS Merger Sub Inc 6.875% due 05/01/25 ~	105,000	106,312
VFH Parent LLC 6.750% due 06/15/22 ~	65,000	68,575
Voya Financial Inc 5.650% (LIBOR + 3.580%) due 05/15/53 §	100,000	106,750
Walter Investment Management Corp 7.875% due 12/15/21 Y	100,000	61,000

		19,799,326

Industrial - 9.4%

Advanced Disposal Services Inc 5.625% due 11/15/24 ~	100,000	102,500
AECOM
5.125% due 03/15/27	165,000	168,490
5.750% due 10/15/22	135,000	141,412
5.875% due 10/15/24	100,000	108,820
Airxcel Inc 8.500% due 02/15/22 ~	100,000	106,250
Amsted Industries Inc 5.000% due 03/15/22 ~	100,000	102,625
Apex Tool Group LLC 7.000% due 02/01/21 ~	50,000	48,375
Arconic Inc
5.125% due 10/01/24	350,000	374,660
5.400% due 04/15/21	150,000	159,712
5.900% due 02/01/27	50,000	56,410
5.950% due 02/01/37	100,000	109,250
6.150% due 08/15/20	250,000	269,712

	Principal Amount	Value
Ardagh Packaging Finance PLC (Ireland)
4.250% due 09/15/22 ~	$200,000	$204,000
4.625% due 05/15/23 ~	200,000	204,750
6.000% due 02/15/25 ~	200,000	211,000
7.250% due 05/15/24 ~	250,000	273,125
Ball Corp
4.000% due 11/15/23	71,000	72,686
4.375% due 12/15/20	160,000	166,200
5.000% due 03/15/22	100,000	107,125
5.250% due 07/01/25	190,000	207,337
Berry Global Inc
5.125% due 07/15/23	125,000	130,469
5.500% due 05/15/22	100,000	103,125
BlueLine Rental Finance Corp 9.250% due 03/15/24 ~	250,000	267,500
BMC East LLC 5.500% due 10/01/24 ~	100,000	103,750
Boise Cascade Co 5.625% due 09/01/24 ~	100,000	106,000
Bombardier Inc (Canada)
5.750% due 03/15/22 ~	100,000	98,750
6.000% due 10/15/22 ~	100,000	99,000
6.125% due 01/15/23 ~	250,000	246,250
7.500% due 12/01/24 ~	164,000	166,870
7.500% due 03/15/25 ~	200,000	202,500
7.750% due 03/15/20 ~	100,000	107,875
8.750% due 12/01/21 ~	375,000	414,375
Brand Industrial Services Inc 8.500% due 07/15/25 ~	167,000	175,767
Builders FirstSource Inc 5.625% due 09/01/24 ~	75,000	78,334
BWAY Holding Co
5.500% due 04/15/24 ~	185,000	192,862
7.250% due 04/15/25 ~	205,000	212,175
CEVA Group PLC (United Kingdom)
7.000% due 03/01/21 ~	100,000	97,500
9.000% due 09/01/21 ~	75,000	68,625
CIMPOR Financial Operations BV (Brazil) 5.750% due 07/17/24 ~	200,000	194,750
Clean Harbors Inc
5.125% due 06/01/21	153,000	154,912
5.250% due 08/01/20	43,000	43,753
Cloud Crane LLC 10.125% due 08/01/24 ~	65,000	73,450
Core & Main LP 6.125% due 08/15/25 ~	110,000	111,925
Covanta Holding Corp
5.875% due 07/01/25	100,000	100,750
6.375% due 10/01/22	100,000	102,500
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	200,000	199,500
Crown Americas LLC
4.250% due 09/30/26	100,000	98,750
4.500% due 01/15/23	112,000	113,960
Energizer Holdings Inc 5.500% due 06/15/25 ~	163,000	170,180
EnPro Industries Inc 5.875% due 09/15/22	50,000	52,313
FGI Operating Co LLC 7.875% due 05/01/20	50,000	11,375
Flex Acquisition Co Inc 6.875% due 01/15/25 ~	45,000	46,686
Fortress Transportation & Infrastructure Investors LLC 6.750% due 03/15/22 ~	100,000	103,875
FXI Holdings Inc 7.875% due 11/01/24 ~	75,000	75,023
Gates Global LLC 6.000% due 07/15/22 ~	260,000	267,150
General Cable Corp 5.750% due 10/01/22	75,000	78,094

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-47

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
GFL Environmental Inc (Canada) 9.875% due 02/01/21 ~	$130,000	$137,312
Global Ship Lease Inc (United Kingdom) 9.875% due 11/15/22 ~	200,000	207,250
Graphic Packaging International Inc
4.125% due 08/15/24	100,000	104,000
4.750% due 04/15/21	50,000	52,500
Greif Inc 7.750% due 08/01/19	50,000	53,625
Griffon Corp
5.250% due 03/01/22	100,000	101,500
5.250% due 03/01/22 ~	67,000	68,005
Grinding Media Inc 7.375% due 12/15/23 ~	140,000	150,668
Hardwoods Acquisition Inc 7.500% due 08/01/21 ~	100,000	92,500
Hornbeck Offshore Services Inc 5.000% due 03/01/21	100,000	53,000
Ingram Micro Inc 5.450% due 12/15/24	100,000	99,440
James Hardie International Finance DAC (Ireland) 4.750% due 01/15/25 ~	200,000	202,500
KLX Inc 5.875% due 12/01/22 ~	175,000	183,916
Koppers Inc 6.000% due 02/15/25 ~	100,000	106,250
Kratos Defense & Security Solutions Inc 6.500% due 11/30/25 ~	50,000	52,063
Leonardo US Holdings Inc (Italy) 6.250% due 01/15/40 ~	150,000	174,562
Louisiana-Pacific Corp 4.875% due 09/15/24	45,000	46,575
LSB Industries Inc 8.500% due 08/01/19	138,000	136,965
Masonite International Corp 5.625% due 03/15/23 ~	79,000	82,974
MasTec Inc 4.875% due 03/15/23	100,000	102,500
Multi-Color Corp
4.875% due 11/01/25 ~	53,000	53,331
6.125% due 12/01/22 ~	100,000	104,875
Navios Maritime Acquisition Corp 8.125% due 11/15/21 ~	50,000	42,625
Navios Maritime Holdings Inc (Monaco) 7.375% due 01/15/22 ~	107,000	86,403
Neovia Logistics Services LLC 8.875% due 08/01/20 ~	100,000	81,500
Norbord Inc (Canada) 6.250% due 04/15/23 ~	100,000	109,625
Novelis Corp
5.875% due 09/30/26 ~	175,000	178,937
6.250% due 08/15/24 ~	205,000	215,250
Orbital ATK Inc 5.500% due 10/01/23	100,000	106,000
Oshkosh Corp 5.375% due 03/01/22	100,000	103,250
Owens-Brockway Glass Container Inc
5.000% due 01/15/22 ~	100,000	103,875
5.875% due 08/15/23 ~	160,000	172,700
Pactiv LLC 7.950% due 12/15/25	100,000	113,750
Park Aerospace Holdings Ltd (Ireland)
4.500% due 03/15/23 ~	238,000	227,885
5.250% due 08/15/22 ~	330,000	329,175
5.500% due 02/15/24 ~	135,000	134,325
Plastipak Holdings Inc 6.250% due 10/15/25 ~	50,000	51,625
Ply Gem Industries Inc 6.500% due 02/01/22	73,000	75,738

	Principal Amount	Value
RBS Global Inc 4.875% due 12/15/25 ~	$76,000	$76,950
Reynolds Group Issuer Inc 5.125% due 07/15/23 ~	205,500	212,949
5.750% due 10/15/20	324,651	329,927
6.875% due 02/15/21	97,220	98,679
7.000% due 07/15/24 ~	225,000	241,397
RSI Home Products Inc 6.500% due 03/15/23 ~	117,000	123,143
Sanmina Corp 4.375% due 06/01/19 ~	50,000	51,375
Sealed Air Corp
4.875% due 12/01/22 ~	100,000	106,000
5.125% due 12/01/24 ~	50,000	53,750
5.250% due 04/01/23 ~	100,000	107,000
5.500% due 09/15/25 ~	100,000	109,250
6.500% due 12/01/20 ~	25,000	27,500
Silgan Holdings Inc
4.750% due 03/15/25 ~	100,000	103,000
5.000% due 04/01/20	28,000	28,210
SPX FLOW Inc 5.625% due 08/15/24 ~	100,000	105,750
St Marys Cement Inc (Brazil) 5.750% due 01/28/27 ~	200,000	211,750
Standard Industries Inc
4.750% due 01/15/28 ~	109,000	109,797
5.000% due 02/15/27 ~	100,000	102,500
5.375% due 11/15/24 ~	100,000	105,030
5.500% due 02/15/23 ~	100,000	104,500
6.000% due 10/15/25 ~	200,000	214,500
StandardAero Aviation Holdings Inc 10.000% due 07/15/23 ~	50,000	55,000
Summit Materials LLC
5.125% due 06/01/25 ~	100,000	102,250
6.125% due 07/15/23	100,000	104,500
Teekay Corp (Bermuda) 8.500% due 01/15/20	25,000	25,563
Tennant Co 5.625% due 05/01/25 ~	100,000	105,500
Terex Corp 5.625% due 02/01/25 ~	180,000	188,325
The Kenan Advantage Group Inc 7.875% due 07/31/23 ~	50,000	52,000
TransDigm Inc
5.500% due 10/15/20	100,000	101,375
6.000% due 07/15/22	100,000	102,500
6.375% due 06/15/26	151,000	153,454
6.500% due 07/15/24	220,000	226,050
6.500% due 05/15/25	100,000	102,500
TriMas Corp 4.875% due 10/15/25 ~	100,000	100,563
Triumph Group Inc
4.875% due 04/01/21	100,000	98,750
5.250% due 06/01/22	50,000	49,250
7.750% due 08/15/25 ~	67,000	71,271
Tutor Perini Corp 6.875% due 05/01/25 ~	65,000	70,038
US Concrete Inc 6.375% due 06/01/24	100,000	107,750
USG Corp
4.875% due 06/01/27 ~	25,000	25,976
5.500% due 03/01/25 ~	100,000	106,625
Vertiv Group Corp 9.250% due 10/15/24 ~	125,000	134,062
Vertiv Intermediate Holding Corp 12.000% Cash or 13.000% PIK due 02/15/22 ~	65,000	70,119
Welbilt Inc 9.500% due 02/15/24	100,000	114,375
WESCO Distribution Inc 5.375% due 12/15/21	100,000	102,875

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-48

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Xerium Technologies Inc 9.500% due 08/15/21	$62,000	$62,930
XPO Logistics Inc
6.125% due 09/01/23 ~	60,000	63,675
6.500% due 06/15/22 ~	255,000	267,112
Zekelman Industries Inc 9.875% due 06/15/23 ~	100,000	112,750

		18,064,181

Technology - 5.6%

Advanced Micro Devices Inc
7.000% due 07/01/24	100,000	104,125
7.500% due 08/15/22	100,000	110,250
Amkor Technology Inc
6.375% due 10/01/22	50,000	51,788
6.625% due 06/01/21	25,000	25,298
Ascend Learning LLC 6.875% due 08/01/25 ~	95,000	98,325
Blackboard Inc 9.750% due 10/15/21 ~	50,000	45,813
BMC Software Finance Inc 8.125% due 07/15/21 ~	280,000	283,150
Boxer Parent Co Inc 9.000% Cash or 9.750% PIK due 10/15/19 ~	48,000	48,156
Camelot Finance SA 7.875% due 10/15/24 ~	45,000	48,150
CDK Global Inc
4.875% due 06/01/27 ~	155,000	157,325
5.000% due 10/15/24	50,000	52,050
CDW LLC
5.000% due 09/01/25	170,000	176,800
5.500% due 12/01/24	100,000	109,250
Change Healthcare Holdings LLC 5.750% due 03/01/25 ~	145,000	145,544
Conduent Finance Inc 10.500% due 12/15/24 ~	55,000	64,694
CURO Financial Technologies Corp 12.000% due 03/01/22 ~	100,000	110,500
Dell Inc
4.625% due 04/01/21	100,000	103,750
5.400% due 09/10/40	100,000	91,750
Dell International LLC
5.875% due 06/15/21 ~	426,000	443,040
7.125% due 06/15/24 ~	200,000	219,048
Donnelley Financial Solutions Inc 8.250% due 10/15/24	50,000	53,625
DynCorp International Inc 10.375% Cash and 1.500% PIK due 11/30/20	45,596	48,446
EMC Corp
2.650% due 06/01/20	175,000	172,872
3.375% due 06/01/23	170,000	164,081
Entegris Inc 4.625% due 02/10/26 ~	102,000	104,040
Everi Payments Inc 7.500% due 12/15/25 ~	100,000	99,375
Exela Intermediate LLC 10.000% due 07/15/23 ~	205,000	200,387
First Data Corp
5.000% due 01/15/24 ~	355,000	366,537
5.375% due 08/15/23 ~	200,000	208,680
5.750% due 01/15/24 ~	300,000	312,675
7.000% due 12/01/23 ~	350,000	371,000
Genesys Telecommunications Laboratories Inc 10.000% due 11/30/24 ~	95,000	104,025
Harland Clarke Holdings Corp
8.375% due 08/15/22 ~	145,000	150,938
9.250% due 03/01/21 ~	200,000	203,500

	Principal Amount	Value
Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	$40,000	$41,100
Infor US Inc
5.750% due 08/15/20 ~	100,000	102,875
6.500% due 05/15/22	251,000	261,040
Informatica LLC 7.125% due 07/15/23 ~	51,000	52,403
j2 Cloud Services LLC 6.000% due 07/15/25 ~	85,000	89,887
Leidos Holdings Inc 4.450% due 12/01/20	100,000	104,250
Lexmark International Inc 6.625% due 03/15/20	50,000	52,214
Micron Technology Inc
5.250% due 01/15/24 ~	150,000	156,562
5.500% due 02/01/25	32,000	33,640
MSCI Inc
4.750% due 08/01/26 ~	55,000	57,888
5.250% due 11/15/24 ~	95,000	100,581
5.750% due 08/15/25 ~	151,000	162,891
NCR Corp
4.625% due 02/15/21	45,000	45,506
5.000% due 07/15/22	113,000	115,542
6.375% due 12/15/23	144,000	151,200
Nuance Communications Inc
5.625% due 12/15/26	80,000	83,700
6.000% due 07/01/24	100,000	107,750
NXP BV (Netherlands)
3.875% due 09/01/22 ~	200,000	202,750
4.125% due 06/15/20 ~	200,000	205,306
4.625% due 06/01/23 ~	200,000	209,700
5.750% due 03/15/23 ~	100,000	103,500
Open Text Corp (Canada)
5.625% due 01/15/23 ~	80,000	83,700
5.875% due 06/01/26 ~	158,000	170,640
PTC Inc 6.000% due 05/15/24	15,000	15,938
Qorvo Inc
6.750% due 12/01/23	100,000	107,875
7.000% due 12/01/25	45,000	50,456
Quintiles IMS Inc
4.875% due 05/15/23 ~	40,000	41,400
5.000% due 10/15/26 ~	200,000	205,750
Rackspace Hosting Inc 8.625% due 11/15/24 ~	165,000	176,550
Riverbed Technology Inc 8.875% due 03/01/23 ~	145,000	137,387
RP Crown Parent LLC 7.375% due 10/15/24 ~	100,000	105,000
Sensata Technologies BV
4.875% due 10/15/23 ~	100,000	104,875
5.000% due 10/01/25 ~	250,000	265,625
Solera LLC 10.500% due 03/01/24 ~	270,000	305,095
Sophia LP 9.000% due 09/30/23 ~	100,000	106,250
SS&C Technologies Holdings Inc 5.875% due 07/15/23	133,000	140,980
The Dun & Bradstreet Corp 4.625% due 12/01/22	100,000	101,511
Veritas US Inc 10.500% due 02/01/24 ~	200,000	209,000
West Corp 8.500% due 10/15/25 ~	221,000	219,342
Western Digital Corp 10.500% due 04/01/24	500,000	580,625

		10,617,271

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-49

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Utilities - 2.9%

AES Corp
4.875% due 05/15/23	$202,000	$206,797
5.125% due 09/01/27	76,000	79,990
5.500% due 03/15/24	100,000	104,500
5.500% due 04/15/25	100,000	105,500
7.375% due 07/01/21	100,000	112,750
8.000% due 06/01/20	33,000	37,125
AmeriGas Partners LP
5.500% due 05/20/25	65,000	65,975
5.625% due 05/20/24	90,000	94,050
5.750% due 05/20/27	100,000	101,500
5.875% due 08/20/26	115,000	119,025
Calpine Corp
5.250% due 06/01/26 ~	250,000	245,940
5.375% due 01/15/23	100,000	97,750
5.500% due 02/01/24	100,000	96,000
5.750% due 01/15/25	175,000	166,906
6.000% due 01/15/22 ~	197,000	203,649
DPL Inc 7.250% due 10/15/21	200,000	222,750
Dynegy Inc
5.875% due 06/01/23	100,000	101,750
6.750% due 11/01/19	76,000	78,280
7.375% due 11/01/22	350,000	370,125
7.625% due 11/01/24	200,000	215,500
8.000% due 01/15/25 ~	100,000	108,750
8.125% due 01/30/26 ~	113,000	123,876
Enel SPA (Italy) 8.750% (USD Swap + 5.880%) due 09/24/73 § ~	200,000	249,250
FirstEnergy Solutions Corp 6.800% due 08/15/39	50,000	20,750
InterGen NV (Netherlands) 7.000% due 06/30/23 ~	50,000	48,500
NextEra Energy Operating Partners LP
4.250% due 09/15/24 ~	136,000	138,720
4.500% due 09/15/27 ~	58,000	57,855
NGL Energy Partners LP
6.125% due 03/01/25	100,000	98,000
6.875% due 10/15/21	100,000	102,500
7.500% due 11/01/23	95,000	98,800
NRG Energy Inc
5.750% due 01/15/28 ~	97,000	98,213
6.250% due 07/15/22	100,000	104,500
6.250% due 05/01/24	300,000	315,750
6.625% due 01/15/27	70,000	74,375
7.250% due 05/15/26	285,000	311,716
NRG Yield Operating LLC 5.375% due 08/15/24	150,000	156,000

	Principal Amount	Value
Talen Energy Supply LLC
4.600% due 12/15/21	$200,000	$184,000
6.500% due 06/01/25	28,000	22,820
9.500% due 07/15/22 ~	100,000	103,000
10.500% due 01/15/26 ~	100,000	99,355
Terraform Global Operating LLC 9.750% due 08/15/22 ~	100,000	111,125

		5,453,717

Total Corporate Bonds & Notes (Cost $184,537,809)		187,820,744

	Shares

SHORT-TERM INVESTMENT - 1.6%

Money Market Fund - 1.6%

BlackRock Liquidity Funds T-Fund Portfolio	3,042,638	3,042,638

Total Short-Term Investment (Cost $3,042,638)		3,042,638

TOTAL INVESTMENTS - 99.7% (Cost $187,580,447)		190,865,706

OTHER ASSETS & LIABILITIES, NET - 0.3%		586,198

NET ASSETS - 100.0%		$191,451,904

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Communications	19.3%
Consumer, Non-Cyclical	16.2%
Consumer, Cyclical	14.2%
Energy	13.5%
Financial	10.3%
Industrial	9.4%
Basic Materials	6.5%
Technology	5.6%
Others (each less than 3.0%)	4.7%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	An investment with a value of $61,000 or less than 0.1% of the Fund’s net assets was in default as of December 31, 2017.

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$2,324	$-	$2,324	$-
	Corporate Bonds & Notes	187,820,744	-	187,820,744	-
	Short-Term Investment	3,042,638	3,042,638	-	-

	Total	$190,865,706	$3,042,638	$187,823,068	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-50

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 98.4%

Basic Materials - 2.7%

Albemarle Corp	970	$124,053
Axalta Coating Systems Ltd *	9,902	320,429
Celanese Corp ‘A’	3,890	416,541
DowDuPont Inc	52,608	3,746,742
FMC Corp	6,380	603,931
Freeport-McMoRan Inc *	12,318	233,549
Huntsman Corp	4,541	151,170
International Flavors & Fragrances Inc	3,785	577,629
International Paper Co	17,664	1,023,452
LyondellBasell Industries NV ‘A’	6,736	743,115
Monsanto Co	20,667	2,413,492
NewMarket Corp	323	128,357
Platform Specialty Products Corp *	4,705	46,674
PPG Industries Inc	11,246	1,313,758
Praxair Inc	11,841	1,831,566
Royal Gold Inc	1,131	92,878
RPM International Inc	5,625	294,862
Southern Copper Corp (Peru)	3,411	161,852
Steel Dynamics Inc	1,530	65,989
The Chemours Co	8,647	432,869
The Sherwin-Williams Co	3,900	1,599,156
Univar Inc *	4,814	149,041
Versum Materials Inc	468	17,714
Westlake Chemical Corp	834	88,846
WR Grace & Co	3,169	222,242

		16,799,907

Communications - 17.9%

Alphabet Inc ‘A’ *	14,098	14,850,833
Alphabet Inc ‘C’ *	14,327	14,991,773
Amazon.com Inc *	18,821	22,010,595
AMC Networks Inc ‘A’ *	2,337	126,385
Arista Networks Inc *	2,541	598,609
Cable One Inc	221	155,440
CBS Corp ‘B’	15,865	936,035
CDW Corp	7,098	493,240
Charter Communications Inc ‘A’ *	5,880	1,975,445
Comcast Corp ‘A’	203,294	8,141,925
CommScope Holding Co Inc *	4,518	170,916
DISH Network Corp ‘A’ *	7,943	379,278
Expedia Inc	5,771	691,193
F5 Networks Inc *	2,971	389,855
Facebook Inc ‘A’ *	110,652	19,525,652
FactSet Research Systems Inc	1,819	350,630
GoDaddy Inc ‘A’ *	5,594	281,266
IAC/InterActiveCorp *	3,350	409,638
Liberty Expedia Holdings Inc ‘A’ *	433	19,195
LogMeIn Inc	1,513	173,238
Match Group Inc *	1,780	55,732
Motorola Solutions Inc	720	65,045
Netflix Inc *	19,443	3,732,278
Omnicom Group Inc	10,874	791,953
Palo Alto Networks Inc *	4,240	614,546
Pandora Media Inc *	10,497	50,596
Scripps Networks Interactive Inc ‘A’	2,206	188,348
Sirius XM Holdings Inc	65,403	350,560
Symantec Corp	29,178	818,735
T-Mobile US Inc *	8,668	550,505
The Interpublic Group of Cos Inc	15,606	314,617
The Priceline Group Inc *	2,325	4,040,245
The Walt Disney Co	49,917	5,366,577
TripAdvisor Inc *	2,422	83,462
Twenty-First Century Fox Inc ‘A’	3,008	103,866
Twenty-First Century Fox Inc ‘B’	551	18,800
Twitter Inc *	1,984	47,636
VeriSign Inc *	4,090	468,060

	Shares	Value

Verizon Communications Inc	96,582	$5,112,085
Wayfair Inc ‘A’ *	1,787	143,442
Zayo Group Holdings Inc *	8,689	319,755
Zillow Group Inc ‘A’ *	1,781	72,558
Zillow Group Inc ‘C’ *	3,336	136,509

		110,117,051

Consumer, Cyclical - 11.3%

Advance Auto Parts Inc	887	88,425
Alaska Air Group Inc	4,772	350,790
Allison Transmission Holdings Inc	5,864	252,562
American Airlines Group Inc	8,995	468,010
Aptiv PLC	12,778	1,083,958
Aramark	4,834	206,605
AutoZone Inc *	1,107	787,487
BorgWarner Inc	1,150	58,754
Brunswick Corp	3,397	187,582
Burlington Stores Inc *	1,873	230,435
CarMax Inc *	8,723	559,406
Carter’s Inc	2,274	267,172
Chipotle Mexican Grill Inc *	1,182	341,633
Choice Hotels International Inc	1,542	119,659
Copa Holdings SA ‘A’ (Panama)	94	12,602
Copart Inc *	9,260	399,939
Costco Wholesale Corp	20,644	3,842,261
Darden Restaurants Inc	5,951	571,415
Delphi Technologies PLC *	4,259	223,470
Dick’s Sporting Goods Inc	3,258	93,635
Dollar General Corp	4,930	458,539
Dollar Tree Inc *	10,385	1,114,414
Domino’s Pizza Inc	2,064	390,013
DR Horton Inc	8,745	446,607
Dunkin’ Brands Group Inc	4,383	282,572
Extended Stay America Inc	5,229	99,351
Fastenal Co	13,560	741,596
Floor & Decor Holdings Inc ‘A’ *	1,083	52,720
Foot Locker Inc	410	19,221
Genuine Parts Co	2,530	240,375
Hanesbrands Inc	16,993	355,324
Harley-Davidson Inc	5,970	303,754
Hasbro Inc	4,137	376,012
HD Supply Holdings Inc *	8,821	353,105
Hilton Grand Vacations Inc *	3,420	143,469
Hilton Worldwide Holdings Inc	8,582	685,359
L Brands Inc	1,714	103,217
Las Vegas Sands Corp	17,143	1,191,267
Lear Corp	2,660	469,916
Leggett & Platt Inc	4,939	235,738
Liberty Interactive Corp QVC Group ‘A’ *	12,947	316,166
Lions Gate Entertainment Corp ‘A’ *	1,718	58,086
Lions Gate Entertainment Corp ‘B’ *	2,837	90,046
LKQ Corp *	2,078	84,512
Lowe’s Cos Inc	39,428	3,664,438
Lululemon Athletica Inc *	4,580	359,942
Marriott International Inc ‘A’	14,470	1,964,013
Mattel Inc	3,060	47,063
McDonald’s Corp	37,771	6,501,145
MGM Resorts International	1,868	62,373
Michael Kors Holdings Ltd *	521	32,797
Mohawk Industries Inc *	186	51,317
MSC Industrial Direct Co Inc ‘A’	862	83,321
NIKE Inc ‘B’	61,598	3,852,955
Nordstrom Inc	5,620	266,276
Nu Skin Enterprises Inc ‘A’	691	47,147
NVR Inc *	155	543,774
O’Reilly Automotive Inc *	3,948	949,652
Polaris Industries Inc	2,746	340,477
Pool Corp	1,853	240,241
PulteGroup Inc	3,840	127,680
Regal Entertainment Group ‘A’	1,501	34,538

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-51

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Rite Aid Corp *	22,873	$45,060
Ross Stores Inc	17,805	1,428,851
Sally Beauty Holdings Inc *	2,178	40,859
Six Flags Entertainment Corp	3,199	212,957
Skechers U.S.A. Inc ‘A’ *	2,610	98,762
Southwest Airlines Co	25,959	1,699,017
Starbucks Corp	66,693	3,830,179
Tapestry Inc	2,308	102,083
Tempur Sealy International Inc *	827	51,845
Tesla Inc *	6,216	1,935,352
The Gap Inc	623	21,219
The Home Depot Inc	55,790	10,573,879
The Madison Square Garden Co ‘A’ *	86	18,133
The Michaels Cos Inc *	4,110	99,421
The Scotts Miracle-Gro Co	1,877	200,820
The TJX Cos Inc	29,986	2,292,730
The Toro Co	4,981	324,911
The Wendy’s Co	8,508	139,701
Thor Industries Inc	2,295	345,902
Toll Brothers Inc	3,517	168,886
Tractor Supply Co	5,946	444,463
Tupperware Brands Corp	2,363	148,160
Ulta Salon Cosmetics & Fragrance Inc *	2,756	616,407
Under Armour Inc ‘A’ *	6,276	90,563
Under Armour Inc ‘C’ *	6,300	83,916
Vail Resorts Inc	1,896	402,843
VF Corp	11,434	846,116
Visteon Corp *	1,526	190,964
WABCO Holdings Inc *	2,450	351,575
Walgreens Boots Alliance Inc	7,706	559,610
Watsco Inc	1,415	240,607
Whirlpool Corp	264	44,521
Williams-Sonoma Inc	783	40,481
WW Grainger Inc	2,316	547,155
Wyndham Worldwide Corp	4,770	552,700
Wynn Resorts Ltd	3,812	642,665
Yum China Holdings Inc	15,234	609,665
Yum! Brands Inc	15,954	1,302,006

		69,271,312

Consumer, Non-Cyclical - 21.8%

AbbVie Inc	75,459	7,297,640
ABIOMED Inc *	1,954	366,199
ACADIA Pharmaceuticals Inc *	4,655	140,162
Aetna Inc	4,877	879,762
Agios Pharmaceuticals Inc *	1,791	102,391
Akorn Inc *	4,089	131,788
Alexion Pharmaceuticals Inc *	8,359	999,653
Align Technology Inc *	3,776	838,989
Alkermes PLC *	7,329	401,116
Alnylam Pharmaceuticals Inc *	3,435	436,417
Altria Group Inc	90,278	6,446,752
AmerisourceBergen Corp	7,567	694,802
Amgen Inc	10,090	1,754,651
Automatic Data Processing Inc	21,172	2,481,147
Avery Dennison Corp	3,898	447,724
Baxter International Inc	2,173	140,463
Becton Dickinson & Co	12,382	2,650,497
Bio-Techne Corp	1,720	222,826
Biogen Inc *	9,442	3,007,938
BioMarin Pharmaceutical Inc *	8,308	740,824
Bioverativ Inc *	5,096	274,776
Blue Buffalo Pet Products Inc *	4,370	143,292
Booz Allen Hamilton Holding Corp	6,385	243,460
Boston Scientific Corp *	65,097	1,613,755
Bright Horizons Family Solutions Inc *	2,330	219,020
Bristol-Myers Squibb Co	38,352	2,350,211
Brown-Forman Corp ‘A’	2,477	166,553
Brown-Forman Corp ‘B’	7,867	540,227
Bruker Corp	1,786	61,295

	Shares	Value

Campbell Soup Co	5,487	$263,980
Celgene Corp *	36,688	3,828,760
Centene Corp *	1,006	101,485
Charles River Laboratories International Inc *	2,266	248,014
Church & Dwight Co Inc	11,928	598,428
Cigna Corp	9,913	2,013,231
Cintas Corp	4,097	638,435
Colgate-Palmolive Co	6,331	477,674
Constellation Brands Inc ‘A’	7,675	1,754,275
CoreLogic Inc *	2,272	104,989
CoStar Group Inc *	1,540	457,303
DexCom Inc *	3,995	229,273
Dr Pepper Snapple Group Inc	8,560	830,834
Ecolab Inc	12,170	1,632,971
Edwards Lifesciences Corp *	9,949	1,121,352
Eli Lilly & Co	46,216	3,903,403
Equifax Inc	5,685	670,375
Euronet Worldwide Inc *	2,347	197,782
Exelixis Inc *	13,892	422,317
Express Scripts Holding Co *	1,733	129,351
FleetCor Technologies Inc *	4,227	813,402
Gartner Inc *	4,183	515,136
General Mills Inc	19,086	1,131,609
Gilead Sciences Inc	44,004	3,152,447
Global Payments Inc	7,237	725,437
H&R Block Inc	1,465	38,412
HCA Healthcare Inc *	982	86,259
Henry Schein Inc *	7,468	521,864
Herbalife Ltd *	3,048	206,411
Hill-Rom Holdings Inc	2,872	242,081
Hologic Inc *	7,400	316,350
Humana Inc	6,352	1,575,741
IDEXX Laboratories Inc *	4,152	649,290
IHS Markit Ltd *	10,436	471,185
Illumina Inc *	6,929	1,513,917
Incyte Corp *	8,005	758,154
Intercept Pharmaceuticals Inc *	847	49,482
Intrexon Corp *	1,824	21,012
Intuitive Surgical Inc *	5,208	1,900,607
Ionis Pharmaceuticals Inc *	5,955	299,536
IQVIA Holdings Inc *	4,434	434,089
Johnson & Johnson	19,468	2,720,069
KAR Auction Services Inc	6,513	328,972
Kellogg Co	10,665	725,007
Kimberly-Clark Corp	14,236	1,717,716
Lamb Weston Holdings Inc	1,599	90,264
LifePoint Health Inc *	263	13,097
Live Nation Entertainment Inc *	6,230	265,211
MarketAxess Holdings Inc	1,715	346,001
McCormick & Co Inc	5,735	584,454
McKesson Corp	1,034	161,252
Medtronic PLC	4,621	373,146
Merck & Co Inc	7,216	406,044
Monster Beverage Corp *	19,653	1,243,838
Moody’s Corp	7,908	1,167,300
Morningstar Inc	901	87,370
Neurocrine Biosciences Inc *	4,072	315,946
OPKO Health Inc *	1,719	8,423
Patterson Cos Inc	360	13,007
PayPal Holdings Inc *	53,669	3,951,112
PepsiCo Inc	58,737	7,043,741
Philip Morris International Inc	6,536	690,528
Pilgrim’s Pride Corp *	2,211	68,674
Premier Inc ‘A’ *	610	17,806
QIAGEN NV *	3,508	108,502
Quanta Services Inc *	1,715	67,074
Regeneron Pharmaceuticals Inc *	3,726	1,400,827
ResMed Inc	6,662	564,205
Robert Half International Inc	5,787	321,410

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-52

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Rollins Inc	4,419	$205,616
S&P Global Inc	12,167	2,061,090
Sabre Corp	7,586	155,513
Seattle Genetics Inc *	4,530	242,355
Service Corp International	8,636	322,295
ServiceMaster Global Holdings Inc *	6,441	330,230
Spectrum Brands Holdings Inc	1,170	131,508
Sprouts Farmers Market Inc *	6,089	148,267
Square Inc ‘A’ *	11,574	401,271
Stryker Corp	16,082	2,490,137
Sysco Corp	22,722	1,379,907
Teleflex Inc	352	87,585
TESARO Inc *	1,733	143,614
The Clorox Co	5,142	764,821
The Coca-Cola Co	136,121	6,245,231
The Cooper Cos Inc	1,800	392,184
The Estee Lauder Cos Inc ‘A’	10,371	1,319,606
The Hershey Co	5,808	659,266
The Kroger Co	23,099	634,068
The Procter & Gamble Co	6,043	555,231
The Western Union Co	22,174	421,528
Thermo Fisher Scientific Inc	8,562	1,625,753
Total System Services Inc	8,653	684,366
TransUnion *	7,126	391,645
TreeHouse Foods Inc *	755	37,342
United Rentals Inc *	4,034	693,485
UnitedHealth Group Inc	45,381	10,004,695
Vantiv Inc ‘A’ *	7,657	563,172
Varian Medical Systems Inc *	4,322	480,390
Verisk Analytics Inc *	7,235	694,560
Vertex Pharmaceuticals Inc *	11,969	1,793,674
WellCare Health Plans Inc *	1,914	384,924
West Pharmaceutical Services Inc	3,537	348,996
WEX Inc *	1,471	207,749
Zoetis Inc	23,385	1,684,655

		134,328,708

Diversified - 0.0%

Leucadia National Corp	3,581	94,861

Energy - 0.9%

Antero Resources Corp *	5,560	105,640
Apache Corp	1,084	45,766
Cabot Oil & Gas Corp	15,373	439,668
Cheniere Energy Inc *	6,390	344,038
Chesapeake Energy Corp *	2,237	8,859
Cimarex Energy Co	4,157	507,196
Continental Resources Inc *	1,756	93,015
Devon Energy Corp	2,038	84,373
Diamondback Energy Inc *	1,113	140,516
EOG Resources Inc	2,335	251,970
EQT Corp	1,499	85,323
Gulfport Energy Corp *	923	11,777
Halliburton Co	27,731	1,355,214
Laredo Petroleum Inc *	7,821	82,981
Newfield Exploration Co *	9,448	297,895
ONEOK Inc	17,031	910,307
Parsley Energy Inc ‘A’ *	7,323	215,589
RPC Inc	2,567	65,535
RSP Permian Inc *	3,239	131,763
The Williams Cos Inc	5,693	173,580

		5,351,005

Financial - 7.8%

Air Lease Corp	274	13,177
Alliance Data Systems Corp	2,321	588,327
American International Group Inc	5,263	313,570
American Tower Corp REIT	20,070	2,863,387
Ameriprise Financial Inc	6,294	1,066,644
Aon PLC	11,763	1,576,242

	Shares	Value

Arch Capital Group Ltd *	886	$80,422
Arthur J Gallagher & Co	5,718	361,835
Aspen Insurance Holdings Ltd (Bermuda)	867	35,200
Assurant Inc	533	53,748
Bank of Ozarks	2,801	135,708
BGC Partners Inc ‘A’	2,566	38,772
Boston Properties Inc REIT	1,164	151,355
Capital One Financial Corp	1,419	141,304
Cboe Global Markets Inc	5,257	654,970
CBRE Group Inc ‘A’ *	6,051	262,069
CoreSite Realty Corp REIT	1,567	178,481
Credit Acceptance Corp *	468	151,389
Crown Castle International Corp REIT	19,093	2,119,514
CubeSmart REIT	5,721	165,451
CyrusOne Inc REIT	3,533	210,320
Digital Realty Trust Inc REIT	7,399	842,746
Douglas Emmett Inc REIT	5,784	237,491
East West Bancorp Inc	408	24,819
Eaton Vance Corp	5,234	295,145
Equinix Inc REIT	3,690	1,672,382
Equity LifeStyle Properties Inc REIT	3,916	348,602
Erie Indemnity Co ‘A’	786	95,766
Extra Space Storage Inc REIT	4,977	435,239
Federal Realty Investment Trust REIT	1,299	172,520
Federated Investors Inc ‘B’	1,211	43,693
First Republic Bank	6,051	524,259
Gaming & Leisure Properties Inc REIT	3,032	112,184
Hudson Pacific Properties Inc REIT	740	25,345
Intercontinental Exchange Inc	13,288	937,601
Invesco Ltd	2,722	99,462
Iron Mountain Inc REIT	10,744	405,371
Lamar Advertising Co ‘A’ REIT	3,459	256,796
Lazard Ltd ‘A’	5,027	263,918
Legg Mason Inc	932	39,125
LPL Financial Holdings Inc	4,104	234,503
Marsh & McLennan Cos Inc	24,298	1,977,614
Mastercard Inc ‘A’	44,546	6,742,483
Outfront Media Inc REIT	973	22,574
Pinnacle Financial Partners Inc	1,009	66,897
Public Storage REIT	6,983	1,459,447
Raymond James Financial Inc	1,553	138,683
SBA Communications Corp REIT *	5,721	934,583
SEI Investments Co	6,461	464,287
Signature Bank *	1,500	205,890
Simon Property Group Inc REIT	13,357	2,293,931
State Street Corp	889	86,775
SVB Financial Group *	1,812	423,591
T Rowe Price Group Inc	1,716	180,060
Tanger Factory Outlet Centers Inc REIT	283	7,502
Taubman Centers Inc REIT	1,272	83,227
TD Ameritrade Holding Corp	10,826	553,533
The Allstate Corp	4,731	495,383
The Charles Schwab Corp	44,579	2,290,023
The Progressive Corp	27,539	1,550,996
Visa Inc ‘A’	86,198	9,828,296
Voya Financial Inc	505	24,982
Western Alliance Bancorp *	2,564	145,174
XL Group Ltd (Bermuda)	3,773	132,659

		48,337,442

Industrial - 12.4%

3M Co	27,401	6,449,373
Acuity Brands Inc	1,399	246,224
Agilent Technologies Inc	3,731	249,865
Allegion PLC	4,506	358,497
AMETEK Inc	1,684	122,039
Amphenol Corp ‘A’	14,241	1,250,360
AO Smith Corp	6,768	414,743
AptarGroup Inc	690	59,533
Ardagh Group SA (Luxembourg)	488	10,297

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-53

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Armstrong World Industries Inc *	2,027	$122,735
Ball Corp	8,969	339,477
Berry Global Group Inc *	6,244	366,335
BWX Technologies Inc	4,357	263,555
Caterpillar Inc	24,400	3,844,952
CH Robinson Worldwide Inc	6,570	585,321
Clean Harbors Inc *	1,719	93,170
Cognex Corp	7,960	486,834
Coherent Inc *	1,140	321,731
Corning Inc	2,445	78,216
Crown Holdings Inc *	4,276	240,525
CSX Corp	36,246	1,993,892
Cummins Inc	2,461	434,711
Deere & Co	15,052	2,355,789
Donaldson Co Inc	5,683	278,183
Dover Corp	805	81,297
Eagle Materials Inc	2,254	255,378
Emerson Electric Co	4,277	298,064
Energizer Holdings Inc	2,865	137,463
Expeditors International of Washington Inc	5,795	374,879
FedEx Corp	11,694	2,918,121
FLIR Systems Inc	3,340	155,711
Fortive Corp	13,282	960,953
Fortune Brands Home & Security Inc	6,909	472,852
Gardner Denver Holdings Inc *	1,881	63,822
General Dynamics Corp	5,041	1,025,591
General Electric Co	72,036	1,257,028
Gentex Corp	8,580	179,751
Graco Inc	7,713	348,782
Graphic Packaging Holding Co	9,810	151,565
Harris Corp	1,465	207,517
HEICO Corp	1,062	100,200
HEICO Corp ‘A’	2,325	183,791
Hexcel Corp	2,825	174,726
Honeywell International Inc	20,984	3,218,106
Hubbell Inc	1,635	221,281
Huntington Ingalls Industries Inc	1,764	415,775
IDEX Corp	3,321	438,272
Illinois Tool Works Inc	14,375	2,398,469
Ingersoll-Rand PLC	5,929	528,808
JB Hunt Transport Services Inc	4,138	475,787
Landstar System Inc	2,028	211,115
Lennox International Inc	1,673	348,419
Lincoln Electric Holdings Inc	2,743	251,204
Lockheed Martin Corp	10,651	3,419,504
Martin Marietta Materials Inc	2,711	599,239
Masco Corp	9,712	426,745
Mettler-Toledo International Inc *	1,204	745,902
National Instruments Corp	3,895	162,149
Nordson Corp	2,691	393,962
Northrop Grumman Corp	7,652	2,348,475
Old Dominion Freight Line Inc	1,837	241,657
Owens-Illinois Inc *	5,967	132,288
Packaging Corp of America	4,472	539,100
Parker-Hannifin Corp	5,455	1,088,709
PerkinElmer Inc	998	72,974
Raytheon Co	5,086	955,405
Rockwell Automation Inc	6,114	1,200,484
Rockwell Collins Inc	7,714	1,046,173
Roper Technologies Inc	4,533	1,174,047
Sealed Air Corp	4,231	208,588
Sensata Technologies Holding NV *	3,990	203,929
Silgan Holdings Inc	3,539	104,011
Snap-on Inc	359	62,574
Stanley Black & Decker Inc	717	121,668
The Boeing Co	26,369	7,776,482
The Middleby Corp *	2,653	358,022
TransDigm Group Inc	2,305	632,999
Trimble Inc *	9,369	380,756
Union Pacific Corp	33,781	4,530,032

	Shares	Value

United Parcel Service Inc ‘B’	32,605	$3,884,886
Universal Display Corp	1,940	334,941
Vulcan Materials Co	5,828	748,140
Wabtec Corp	1,303	106,103
Waste Management Inc	16,936	1,461,577
Waters Corp *	3,634	702,052
Welbilt Inc *	5,907	138,874
XPO Logistics Inc *	4,086	374,237
Xylem Inc	4,461	304,240
Zebra Technologies Corp ‘A’ *	2,439	253,168

		76,055,176

Technology - 23.6%

Accenture PLC ‘A’	29,244	4,476,964
Activision Blizzard Inc	35,186	2,227,978
Adobe Systems Inc *	23,413	4,102,894
Advanced Micro Devices Inc *	39,456	405,608
Analog Devices Inc	17,414	1,550,368
ANSYS Inc *	4,075	601,429
Apple Inc	243,345	41,181,274
Applied Materials Inc	50,583	2,585,803
athenahealth Inc *	1,841	244,927
Atlassian Corp PLC ‘A’ * (Australia)	3,678	167,423
Autodesk Inc *	8,073	846,293
Black Knight Inc *	5,153	227,505
Broadcom Ltd	19,176	4,926,314
Broadridge Financial Solutions Inc	5,616	508,697
Cadence Design Systems Inc *	13,250	554,115
Cavium Inc *	3,074	257,693
CDK Global Inc	6,069	432,598
Cerner Corp *	13,713	924,119
Citrix Systems Inc *	7,130	627,440
Cognizant Technology Solutions Corp ‘A’	27,656	1,964,129
CSRA Inc	7,830	234,274
Cypress Semiconductor Corp	1,284	19,568
Dell Technologies Inc ‘V’ *	9,751	792,561
DST Systems Inc	307	19,055
DXC Technology Co	13,436	1,275,076
Electronic Arts Inc *	14,255	1,497,630
Fidelity National Information Services Inc	8,890	836,460
First Data Corp ‘A’ *	21,584	360,669
Fiserv Inc *	9,990	1,309,989
Fortinet Inc *	6,869	300,107
Genpact Ltd	6,989	221,831
Guidewire Software Inc *	1,375	102,108
International Business Machines Corp	27,512	4,220,891
Intuit Inc	11,491	1,813,050
IPG Photonics Corp *	1,676	358,882
Jack Henry & Associates Inc	3,696	432,284
KLA-Tencor Corp	7,492	787,184
Lam Research Corp	7,671	1,412,001
Manhattan Associates Inc *	3,407	168,783
Maxim Integrated Products Inc	13,434	702,330
Microchip Technology Inc	10,846	953,146
Micron Technology Inc *	37,939	1,560,052
Microsemi Corp *	4,354	224,884
Microsoft Corp	355,275	30,390,223
MSCI Inc	4,192	530,456
NCR Corp *	5,625	191,194
NetApp Inc	10,925	604,371
NVIDIA Corp	26,926	5,210,181
NXP Semiconductors NV * (Netherlands)	9,220	1,079,570
ON Semiconductor Corp *	18,355	384,354
Oracle Corp	11,147	527,030
Paychex Inc	15,131	1,030,118
PTC Inc *	5,356	325,484
Qorvo Inc *	3,083	205,328
Red Hat Inc *	8,435	1,013,043
salesforce.com Inc *	32,166	3,288,330
ServiceNow Inc *	7,949	1,036,470

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-54

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Skyworks Solutions Inc	8,781	$833,756
Splunk Inc*	6,604	547,075
SS&C Technologies Holdings Inc	7,397	299,431
Synopsys Inc*	627	53,445
Tableau Software Inc ‘A’ *	2,790	193,068
Take-Two Interactive Software Inc*	4,946	542,972
Teradyne Inc	8,946	374,569
Texas Instruments Inc	47,189	4,928,419
The Dun & Bradstreet Corp	643	76,138
The Ultimate Software Group Inc*	1,329	290,028
Tyler Technologies Inc*	1,614	285,759
Veeva Systems Inc ‘A’ *	5,205	287,732
VMware Inc ‘A’ *	3,439	430,975
Western Digital Corp	1,950	155,084
Workday Inc ‘A’ *	6,211	631,907
Xilinx Inc	11,225	756,790

		144,919,686

Utilities - 0.0%

NRG Energy Inc	2,749	78,292

Total Common Stocks (Cost $367,056,016)		605,353,440

EXCHANGE-TRADED FUND - 1.2%

iShares Russell 1000 Growth	52,189	7,028,814

Total Exchange-Traded Fund (Cost $6,785,123)		7,028,814

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.4%

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $2,506,592; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $2,557,037)	$2,506,537	$2,506,537

Total Short-Term Investment (Cost $2,506,537)		2,506,537

TOTAL INVESTMENTS - 100.0% (Cost $376,347,676)		614,888,791

DERIVATIVES - (0.0%)
(See Note (b) in Notes to Schedule of Investments)		(12,133)

OTHER ASSETS & LIABILITIES, NET - 0.0%		208,215

NET ASSETS - 100.0%		$615,084,873

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	23.6%
Consumer, Non-Cyclical	21.8%
Communications	17.9%
Industrial	12.4%
Consumer, Cyclical	11.3%
Financial	7.8%
Others (each less than 3.0%)	5.2%

	100.0%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.0%

	100.0%

(b)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini Index	03/18	8	$1,037,003	$1,025,400	($11,603)
S&P 500 E-Mini Index	03/18	12	1,606,130	1,605,600	(530)

Total Futures Contracts					($12,133)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$605,353,440	$605,353,440	$-	$-
	Exchange-Traded Fund	7,028,814	7,028,814	-	-
	Short-Term Investment	2,506,537	-	2,506,537	-

	Total Assets	614,888,791	612,382,254	2,506,537	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(12,133)	(12,133)	-	-

	Total Liabilities	(12,133)	(12,133)	-	-

	Total	$614,876,658	$612,370,121	$2,506,537	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-55

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 96.8%

Basic Materials - 2.5%

Air Products & Chemicals Inc	11,395	$1,869,692
Albemarle Corp	4,767	609,652
Alcoa Corp *	9,834	529,758
Ashland Global Holdings Inc	3,291	234,319
Cabot Corp	3,313	204,048
Celanese Corp ‘A’	2,892	309,675
CF Industries Holdings Inc	12,370	526,220
Domtar Corp	3,278	162,327
DowDuPont Inc	65,381	4,656,435
Eastman Chemical Co	7,739	716,941
Freeport-McMoRan Inc *	57,711	1,094,201
Huntsman Corp	5,330	177,436
International Paper Co	1,930	111,824
LyondellBasell Industries NV ‘A’	9,733	1,073,745
NewMarket Corp	27	10,729
Newmont Mining Corp	28,678	1,075,999
Nucor Corp	17,004	1,081,114
Olin Corp	8,885	316,128
Platform Specialty Products Corp *	6,166	61,167
PPG Industries Inc	924	107,942
Praxair Inc	1,839	284,456
Reliance Steel & Aluminum Co	3,842	329,605
Royal Gold Inc	2,244	184,277
RPM International Inc	567	29,722
Southern Copper Corp (Peru)	451	21,400
Steel Dynamics Inc	10,580	456,315
Tahoe Resources Inc (NYSE)	15,823	75,792
The Mosaic Co	18,553	476,070
United States Steel Corp	9,445	332,369
Valvoline Inc	11,092	277,965
Versum Materials Inc	5,087	192,543
Westlake Chemical Corp	916	97,581

		17,687,447

Communications - 7.3%

ARRIS International PLC *	9,278	238,352
AT&T Inc	329,044	12,793,231
CenturyLink Inc	51,158	853,315
Charter Communications Inc ‘A’ *	3,236	1,087,167
Cisco Systems Inc	265,164	10,155,781
Comcast Corp ‘A’	18,503	741,045
CommScope Holding Co Inc *	4,862	183,929
Discovery Communications Inc ‘A’ *	7,796	174,474
Discovery Communications Inc ‘C’ *	10,787	228,361
DISH Network Corp ‘A’ *	2,647	126,394
eBay Inc *	52,312	1,974,255
EchoStar Corp ‘A’ *	2,616	156,698
FireEye Inc *	9,973	141,617
John Wiley & Sons Inc ‘A’	2,329	153,132
Juniper Networks Inc	19,888	566,808
Liberty Broadband Corp ‘A’ *	1,371	116,604
Liberty Broadband Corp ‘C’ *	5,470	465,825
Liberty Expedia Holdings Inc ‘A’ *	2,268	100,540
Liberty Media Corp-Liberty Formula One ‘A’ *	1,272	41,620
Liberty Media Corp-Liberty Formula One ‘C’ *	10,092	344,743
Liberty Media Corp-Liberty SiriusXM ‘A’ *	4,575	181,444
Liberty Media Corp-Liberty SiriusXM ‘C’ *	9,426	373,835
Liberty Ventures ‘A’ *	4,309	233,720
LogMeIn Inc	998	114,271
Motorola Solutions Inc	7,896	713,325
News Corp ‘A’	20,037	324,800
News Corp ‘B’	6,376	105,842
Scripps Networks Interactive Inc ‘A’	1,999	170,675
Sirius XM Holdings Inc	3,947	21,156
Sprint Corp *	34,001	200,266

	Shares	Value

Switch Inc ‘A’	858	$15,607
T-Mobile US Inc *	6,003	381,251
TEGNA Inc	11,500	161,920
Telephone & Data Systems Inc	5,015	139,417
The Interpublic Group of Cos Inc	3,122	62,939
The Walt Disney Co	26,275	2,824,825
Time Warner Inc	41,542	3,799,847
Tribune Media Co ‘A’	4,370	185,594
TripAdvisor Inc *	2,998	103,311
Twenty-First Century Fox Inc ‘A’	52,068	1,797,908
Twenty-First Century Fox Inc ‘B’	23,122	788,923
Twitter Inc *	33,332	800,301
United States Cellular Corp *	805	30,292
Verizon Communications Inc	109,233	5,781,703
Viacom Inc ‘A’	516	18,008
Viacom Inc ‘B’	18,749	577,657
Zillow Group Inc ‘A’ *	878	35,770
Zillow Group Inc ‘C’ *	1,657	67,804

		50,656,302

Consumer, Cyclical - 7.3%

Adient PLC	5,006	393,972
Advance Auto Parts Inc	2,810	280,129
Alaska Air Group Inc	1,143	84,022
American Airlines Group Inc	13,342	694,184
Aramark	7,288	311,489
AutoNation Inc *	3,055	156,813
AutoZone Inc *	210	149,388
Bed Bath & Beyond Inc	7,450	163,825
Best Buy Co Inc	13,728	939,956
BorgWarner Inc	10,083	515,140
Brunswick Corp	883	48,759
Burlington Stores Inc *	1,574	193,649
CalAtlantic Group Inc	4,338	244,620
Carnival Corp	21,651	1,436,977
Casey’s General Stores Inc	2,005	224,440
Cinemark Holdings Inc	5,839	203,314
Copa Holdings SA ‘A’ (Panama)	1,483	198,811
CVS Health Corp	54,443	3,947,117
Delta Air Lines Inc	34,969	1,958,264
Dick’s Sporting Goods Inc	1,000	28,740
Dolby Laboratories Inc ‘A’	2,945	182,590
Dollar General Corp	9,036	840,438
Dollar Tree Inc *	629	67,498
DR Horton Inc	8,294	423,575
Extended Stay America Inc	4,477	85,063
Foot Locker Inc	6,145	288,078
Ford Motor Co	208,559	2,604,902
GameStop Corp ‘A’	5,366	96,320
General Motors Co	69,006	2,828,556
Genuine Parts Co	4,826	458,518
Harley-Davidson Inc	2,442	124,249
Hasbro Inc	1,420	129,064
Hilton Worldwide Holdings Inc	1,338	106,853
Hyatt Hotels Corp ‘A’ *	2,461	180,982
International Game Technology PLC	5,737	152,088
JetBlue Airways Corp *	17,220	384,695
Kohl’s Corp	8,861	480,532
L Brands Inc	10,838	652,664
Lear Corp	590	104,229
Leggett & Platt Inc	1,331	63,529
Lennar Corp ‘A’	10,509	664,589
Lennar Corp ‘B’	902	46,615
Liberty Interactive Corp QVC Group ‘A’ *	9,178	224,127
Lions Gate Entertainment Corp ‘A’ *	876	29,618
Lions Gate Entertainment Corp ‘B’ *	1,814	57,576
LKQ Corp *	14,003	569,502
Macy’s Inc	16,286	410,244
Mattel Inc	15,085	232,007
MGM Resorts International	24,922	832,146

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-56

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Michael Kors Holdings Ltd *	7,117	$448,015
Mohawk Industries Inc *	3,093	853,359
MSC Industrial Direct Co Inc ‘A’	1,359	131,361
Newell Brands Inc	26,074	805,687
Norwegian Cruise Line Holdings Ltd *	9,965	530,636
Nu Skin Enterprises Inc ‘A’	2,038	139,053
PACCAR Inc	18,218	1,294,935
Penske Automotive Group Inc	2,022	96,753
PulteGroup Inc	10,312	342,874
PVH Corp	4,109	563,796
Ralph Lauren Corp	2,957	306,611
Regal Entertainment Group ‘A’	4,269	98,230
Rite Aid Corp *	28,913	56,959
Royal Caribbean Cruises Ltd	9,119	1,087,714
Sally Beauty Holdings Inc *	4,625	86,765
Signet Jewelers Ltd (NYSE)	3,238	183,109
Skechers U.S.A. Inc ‘A’ *	3,835	145,116
Spirit Airlines Inc *	3,572	160,204
Tapestry Inc	12,772	564,906
Target Corp	29,587	1,930,552
Tempur Sealy International Inc *	1,467	91,966
The Gap Inc	12,192	415,259
The Goodyear Tire & Rubber Co	13,367	431,888
The Madison Square Garden Co ‘A’ *	919	193,771
The Michaels Cos Inc *	1,083	26,198
The Scotts Miracle-Gro Co	227	24,287
Tiffany & Co	5,726	595,218
Toll Brothers Inc	4,309	206,918
Under Armour Inc ‘A’ *	2,563	36,984
Under Armour Inc ‘C’ *	2,601	34,645
United Continental Holdings Inc *	14,399	970,493
Urban Outfitters Inc *	4,428	155,246
VF Corp	4,423	327,302
Wal-Mart Stores Inc	76,743	7,578,371
Walgreens Boots Alliance Inc	38,070	2,764,643
WESCO International Inc *	2,614	178,144
Whirlpool Corp	3,423	577,255
Williams-Sonoma Inc	3,584	185,293
World Fuel Services Corp	3,633	102,233
WW Grainger Inc	157	37,091
Yum China Holdings Inc	2,584	103,412

		50,357,708

Consumer, Non-Cyclical - 19.5%

Abbott Laboratories	90,502	5,164,949
Acadia Healthcare Co Inc *	4,040	131,825
Aetna Inc	11,551	2,083,685
Agios Pharmaceuticals Inc *	160	9,147
Akorn Inc *	235	7,574
Alexion Pharmaceuticals Inc *	2,252	269,317
Allergan PLC	17,969	2,939,369
Alnylam Pharmaceuticals Inc *	624	79,279
AMERCO	258	97,501
Amgen Inc	28,008	4,870,591
Anthem Inc	13,740	3,091,637
Archer-Daniels-Midland Co	29,321	1,175,186
Avery Dennison Corp	314	36,066
Baxter International Inc	24,052	1,554,721
Bio-Rad Laboratories Inc ‘A’ *	1,122	267,788
Biogen Inc *	695	221,406
Booz Allen Hamilton Holding Corp	373	14,223
Bristol-Myers Squibb Co	44,764	2,743,138
Brookdale Senior Living Inc *	9,656	93,663
Brown-Forman Corp ‘A’	190	12,776
Brown-Forman Corp ‘B’	593	40,721
Bruker Corp	3,424	117,512
Bunge Ltd	7,451	499,813
Campbell Soup Co	3,167	152,364
Cardinal Health Inc	16,827	1,030,990
Centene Corp *	7,893	796,246

	Shares	Value

Cigna Corp	1,587	$322,304
Colgate-Palmolive Co	38,818	2,928,818
Conagra Brands Inc	20,879	786,512
CoreLogic Inc *	1,899	87,753
Coty Inc ‘A’	24,807	493,411
Danaher Corp	32,774	3,042,083
DaVita Inc *	8,208	593,028
DENTSPLY SIRONA Inc	12,030	791,935
Edgewell Personal Care Co *	2,947	175,022
Endo International PLC *	12,444	96,441
Envision Healthcare Corp *	6,240	215,654
Express Scripts Holding Co *	28,235	2,107,460
Flowers Foods Inc	9,093	175,586
General Mills Inc	8,685	514,934
Gilead Sciences Inc	19,752	1,415,033
Graham Holdings Co ‘B’	229	127,862
H&R Block Inc	9,496	248,985
HCA Healthcare Inc *	14,237	1,250,578
Hill-Rom Holdings Inc	228	19,218
Hologic Inc *	6,536	279,414
Hormel Foods Corp	14,408	524,307
Humana Inc	463	114,856
IHS Markit Ltd *	8,958	404,454
Ingredion Inc	3,796	530,681
Intrexon Corp *	742	8,548
IQVIA Holdings Inc *	2,968	290,567
Johnson & Johnson	122,111	17,061,349
Juno Therapeutics Inc *	3,663	167,436
Kellogg Co	1,005	68,320
Kimberly-Clark Corp	2,811	339,175
Laboratory Corp of America Holdings *	5,438	867,415
Lamb Weston Holdings Inc	6,064	342,313
LifePoint Health Inc *	1,594	79,381
Macquarie Infrastructure Corp	4,349	279,206
Mallinckrodt PLC *	5,095	114,943
ManpowerGroup Inc	3,544	446,934
McKesson Corp	10,187	1,588,663
MEDNAX Inc *	4,952	264,635
Medtronic PLC	67,274	5,432,376
Merck & Co Inc	138,390	7,787,205
Molson Coors Brewing Co ‘B’	9,148	750,776
Mondelez International Inc ‘A’	78,527	3,360,956
Mylan NV *	28,370	1,200,335
Nielsen Holdings PLC	19,033	692,801
OPKO Health Inc *	15,163	74,299
Patterson Cos Inc	3,845	138,920
PepsiCo Inc	9,898	1,186,968
Perrigo Co PLC	6,980	608,377
Pfizer Inc	316,264	11,455,082
Philip Morris International Inc	75,533	7,980,061
Pilgrim’s Pride Corp *	297	9,225
Pinnacle Foods Inc	6,335	376,742
Post Holdings Inc *	3,546	280,950
Premier Inc ‘A’ *	2,058	60,073
QIAGEN NV *	7,918	244,904
Quanta Services Inc *	6,023	235,560
Quest Diagnostics Inc	7,273	716,318
Sabre Corp	2,346	48,093
Seaboard Corp	13	57,330
STERIS PLC	4,465	390,554
Teleflex Inc	2,012	500,626
The Clorox Co	1,006	149,632
The Coca-Cola Co	51,877	2,380,117
The Cooper Cos Inc	557	121,359
The Hain Celestial Group Inc *	5,541	234,883
The Hershey Co	747	84,792
The JM Smucker Co	5,805	721,213
The Kraft Heinz Co	32,270	2,509,315
The Kroger Co	22,104	606,755
The Procter & Gamble Co	129,918	11,936,866

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-57

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Thermo Fisher Scientific Inc	11,721	$2,225,583
TreeHouse Foods Inc *	1,972	97,535
Tyson Foods Inc ‘A’	14,797	1,199,593
United Therapeutics Corp *	2,292	339,101
Universal Health Services Inc ‘B’	4,611	522,657
US Foods Holding Corp *	10,961	349,985
WellCare Health Plans Inc *	183	36,803
WEX Inc *	405	57,198
Zimmer Biomet Holdings Inc	10,736	1,295,513

		135,124,132

Diversified - 0.1%

Leucadia National Corp	13,255	351,125

Energy - 10.7%

Anadarko Petroleum Corp	29,455	1,579,966
Andeavor	8,283	947,078
Antero Resources Corp *	6,017	114,323
Apache Corp	19,192	810,286
Baker Hughes a GE Co	22,651	716,678
Cabot Oil & Gas Corp	7,373	210,868
Centennial Resource Development Inc ‘A’ *	7,410	146,718
Cheniere Energy Inc *	3,564	191,886
Chesapeake Energy Corp *	43,383	171,797
Chevron Corp	101,083	12,654,581
Cimarex Energy Co	328	40,019
CNX Resources Corp *	11,965	175,048
Concho Resources Inc *	7,825	1,175,472
ConocoPhillips	64,143	3,520,809
CONSOL Energy Inc *	1,495	59,067
Continental Resources Inc *	2,528	133,908
Devon Energy Corp	25,943	1,074,040
Diamondback Energy Inc *	4,038	509,798
Energen Corp *	5,136	295,680
EOG Resources Inc	28,070	3,029,034
EQT Corp	10,772	613,142
Extraction Oil & Gas Inc *	6,188	88,550
Exxon Mobil Corp	226,713	18,962,275
First Solar Inc *	4,364	294,657
Gulfport Energy Corp *	7,380	94,169
Halliburton Co	14,944	730,313
Helmerich & Payne Inc	5,714	369,353
Hess Corp	15,055	714,661
HollyFrontier Corp	9,504	486,795
Kinder Morgan Inc	103,541	1,870,986
Kosmos Energy Ltd * (Ghana)	12,247	83,892
Marathon Oil Corp	45,059	762,849
Marathon Petroleum Corp	25,909	1,709,476
Murphy Oil Corp	8,746	271,563
Murphy USA Inc *	1,773	142,478
Nabors Industries Ltd	16,996	116,083
National Oilwell Varco Inc	20,259	729,729
Noble Energy Inc	25,596	745,867
Occidental Petroleum Corp	40,896	3,012,399
Oceaneering International Inc	5,176	109,421
Parsley Energy Inc ‘A’ *	4,052	119,291
Patterson-UTI Energy Inc	11,337	260,864
PBF Energy Inc ‘A’	5,827	206,567
Phillips 66	23,318	2,358,616
Pioneer Natural Resources Co	9,085	1,570,342
QEP Resources Inc *	12,797	122,467
Range Resources Corp	12,590	214,785
RPC Inc	239	6,102
RSP Permian Inc *	3,358	136,603
Schlumberger Ltd	74,378	5,012,333
SM Energy Co	5,935	131,045
Southwestern Energy Co *	25,982	144,980
Targa Resources Corp	11,266	545,500
The Williams Cos Inc	37,540	1,144,595
Transocean Ltd *	21,502	229,641

	Shares	Value

Valero Energy Corp	23,336	$2,144,812
Weatherford International PLC *	45,404	189,335
Whiting Petroleum Corp *	4,628	122,549
WPX Energy Inc *	21,657	304,714

		74,430,855

Financial - 30.3%

Affiliated Managers Group Inc	2,932	601,793
Aflac Inc	20,792	1,825,122
AGNC Investment Corp REIT	21,239	428,815
Air Lease Corp	4,962	238,623
Alexandria Real Estate Equities Inc REIT	5,154	673,061
Alleghany Corp *	724	431,569
Ally Financial Inc	23,527	686,047
American Campus Communities Inc REIT	7,221	296,278
American Express Co	38,538	3,827,209
American Financial Group Inc	3,750	407,025
American Homes 4 Rent ‘A’ REIT	12,711	277,608
American International Group Inc	42,302	2,520,353
American National Insurance Co	412	52,839
Ameriprise Financial Inc	784	132,864
Annaly Capital Management Inc REIT	61,369	729,677
Apartment Investment & Management Co ‘A’ REIT	8,253	360,739
Apple Hospitality REIT Inc	11,476	225,044
Arch Capital Group Ltd *	5,726	519,749
Arthur J Gallagher & Co	2,999	189,777
Aspen Insurance Holdings Ltd (Bermuda)	2,101	85,301
Associated Banc-Corp	8,048	204,419
Assurant Inc	2,240	225,882
Assured Guaranty Ltd	6,179	209,283
Athene Holding Ltd ‘A’ *	5,669	293,144
AvalonBay Communities Inc REIT	7,323	1,306,496
Axis Capital Holdings Ltd	4,286	215,414
Bank of America Corp	518,358	15,301,928
Bank of Hawaii Corp	2,289	196,167
Bank of Ozarks	3,524	170,738
BankUnited Inc	5,620	228,846
BB&T Corp	42,136	2,095,002
Berkshire Hathaway Inc ‘B’ *	102,836	20,384,152
BGC Partners Inc ‘A’	9,582	144,784
BlackRock Inc	6,644	3,413,089
BOK Financial Corp	1,353	124,909
Boston Properties Inc REIT	7,011	911,640
Brandywine Realty Trust REIT	9,040	164,438
Brighthouse Financial Inc *	4,520	265,053
Brixmor Property Group Inc REIT	16,357	305,222
Brown & Brown Inc	6,378	328,212
Camden Property Trust REIT	4,859	447,320
Capital One Financial Corp	24,118	2,401,670
CBRE Group Inc ‘A’ *	8,842	382,947
Chimera Investment Corp REIT	10,167	187,886
Chubb Ltd	24,879	3,635,568
Cincinnati Financial Corp	8,241	617,828
CIT Group Inc	6,924	340,869
Citigroup Inc	141,428	10,523,657
Citizens Financial Group Inc	26,198	1,099,792
CME Group Inc ‘A’	18,101	2,643,651
CNA Financial Corp	1,486	78,832
Colony NorthStar Inc ‘A’ REIT	28,671	327,136
Columbia Property Trust Inc REIT	6,490	148,946
Comerica Inc	9,186	797,437
Commerce Bancshares Inc	5,146	287,353
CoreCivic Inc REIT	6,181	139,073
Corporate Office Properties Trust REIT	5,365	156,658
Credit Acceptance Corp *	55	17,791
CubeSmart REIT	2,981	86,211
Cullen/Frost Bankers Inc	3,072	290,765
CyrusOne Inc REIT	660	39,290
DCT Industrial Trust Inc REIT	4,960	291,549

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-58

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

DDR Corp REIT	16,247	$145,573
Digital Realty Trust Inc REIT	2,646	301,379
Discover Financial Services	19,396	1,491,940
Douglas Emmett Inc REIT	2,017	82,818
Duke Realty Corp REIT	18,934	515,194
E*TRADE Financial Corp *	14,367	712,172
East West Bancorp Inc	7,239	440,348
Empire State Realty Trust Inc ‘A’ REIT	6,548	134,430
EPR Properties REIT	3,326	217,720
Equity Commonwealth REIT *	6,196	189,040
Equity Residential REIT	18,980	1,210,355
Erie Indemnity Co ‘A’	350	42,644
Essex Property Trust Inc REIT	3,473	838,278
Everest Re Group Ltd	2,151	475,930
Extra Space Storage Inc REIT	952	83,252
Federal Realty Investment Trust REIT	2,390	317,416
Federated Investors Inc ‘B’	3,409	122,997
Fifth Third Bancorp	37,894	1,149,704
First American Financial Corp	5,532	310,013
First Hawaiian Inc	2,733	79,749
First Horizon National Corp	15,443	308,706
First Republic Bank	1,652	143,129
FNB Corp	16,523	228,348
FNF Group	13,912	545,907
Forest City Realty Trust Inc ‘A’ REIT	13,492	325,157
Franklin Resources Inc	17,840	773,007
Gaming & Leisure Properties Inc REIT	7,267	268,879
GGP Inc REIT	32,894	769,391
HCP Inc REIT	25,099	654,582
Healthcare Trust of America Inc ‘A’ REIT	10,691	321,158
Highwoods Properties Inc REIT	5,501	280,056
Hospitality Properties Trust REIT	7,373	220,084
Host Hotels & Resorts Inc REIT	38,903	772,225
Hudson Pacific Properties Inc REIT	7,745	265,266
Huntington Bancshares Inc	57,220	833,123
Interactive Brokers Group Inc ‘A’	3,747	221,860
Intercontinental Exchange Inc	16,366	1,154,785
Invesco Ltd	18,240	666,490
Invitation Homes Inc REIT	15,541	366,301
Iron Mountain Inc REIT	1,702	64,216
JBG SMITH Properties REIT	4,427	153,750
Jones Lang LaSalle Inc	2,375	353,709
JPMorgan Chase & Co	184,541	19,734,815
KeyCorp	57,163	1,152,978
Kilroy Realty Corp REIT	5,169	385,866
Kimco Realty Corp REIT	22,105	401,206
Lamar Advertising Co ‘A’ REIT	452	33,556
Lazard Ltd ‘A’	617	32,393
Legg Mason Inc	3,400	142,732
Liberty Property Trust REIT	7,742	332,983
Life Storage Inc REIT	2,517	224,189
Lincoln National Corp	11,748	903,069
Loews Corp	14,814	741,144
M&T Bank Corp	7,570	1,294,394
Markel Corp *	729	830,426
Medical Properties Trust Inc REIT	20,022	275,903
Mercury General Corp	1,403	74,976
MetLife Inc	48,399	2,447,053
MFA Financial Inc REIT	21,369	169,242
Mid-America Apartment Communities Inc REIT	6,024	605,773
Morgan Stanley	69,049	3,623,001
Nasdaq Inc	6,110	469,431
National Retail Properties Inc REIT	7,980	344,177
Navient Corp	14,549	193,793
New Residential Investment Corp REIT	16,562	296,129
New York Community Bancorp Inc	25,146	327,401
Northern Trust Corp	11,120	1,110,777
Old Republic International Corp	12,745	272,488
Omega Healthcare Investors Inc REIT	10,401	286,444

	Shares	Value

OneMain Holdings Inc *	3,436	$89,302
Outfront Media Inc REIT	6,298	146,114
PacWest Bancorp	6,967	351,137
Paramount Group Inc REIT	12,151	192,593
Park Hotels & Resorts Inc REIT	7,577	217,839
People’s United Financial Inc	18,366	343,444
Piedmont Office Realty Trust Inc ‘A’ REIT	7,638	149,781
Pinnacle Financial Partners Inc	2,780	184,314
Popular Inc	5,422	192,427
Principal Financial Group Inc	14,176	1,000,259
ProAssurance Corp	2,904	165,964
Prologis Inc REIT	28,280	1,824,343
Prosperity Bancshares Inc	3,738	261,922
Prudential Financial Inc	22,931	2,636,606
Raymond James Financial Inc	5,065	452,305
Rayonier Inc REIT	7,140	225,838
Realogy Holdings Corp	6,997	185,421
Realty Income Corp REIT	15,271	870,752
Regency Centers Corp REIT	8,030	555,515
Regions Financial Corp	62,243	1,075,559
Reinsurance Group of America Inc	3,408	531,409
RenaissanceRe Holdings Ltd (Bermuda)	2,048	257,208
Retail Properties of America Inc ‘A’ REIT	12,823	172,341
Santander Consumer USA Holdings Inc	7,600	141,512
Senior Housing Properties Trust REIT	10,410	199,352
Signature Bank *	1,174	161,143
Simon Property Group Inc REIT	1,614	277,188
SL Green Realty Corp REIT	5,169	521,707
SLM Corp *	22,472	253,934
Spirit Realty Capital Inc REIT	23,778	204,015
Starwood Property Trust Inc REIT	13,248	282,845
State Street Corp	19,023	1,856,835
STORE Capital Corp REIT	9,108	237,172
Sun Communities Inc REIT	4,118	382,068
SunTrust Banks Inc	25,401	1,640,651
SVB Financial Group *	709	165,743
Synchrony Financial	41,942	1,619,381
Synovus Financial Corp	6,246	299,433
T Rowe Price Group Inc	10,595	1,111,733
Tanger Factory Outlet Centers Inc REIT	4,490	119,030
Taubman Centers Inc REIT	1,545	101,089
TCF Financial Corp	8,267	169,474
TD Ameritrade Holding Corp	1,424	72,809
TFS Financial Corp	2,998	44,790
The Allstate Corp	14,144	1,481,018
The Bank of New York Mellon Corp	53,081	2,858,943
The Charles Schwab Corp	13,002	667,913
The Goldman Sachs Group Inc	18,815	4,793,309
The Hanover Insurance Group Inc	2,283	246,747
The Hartford Financial Services Group Inc	18,979	1,068,138
The Howard Hughes Corp *	1,857	243,768
The Macerich Co REIT	7,379	484,653
The PNC Financial Services Group Inc	25,820	3,725,568
The Travelers Cos Inc	14,698	1,993,637
Torchmark Corp	6,155	558,320
Two Harbors Investment Corp REIT	9,089	147,787
UDR Inc REIT	14,143	544,788
Uniti Group Inc REIT *	8,513	151,446
Unum Group	12,016	659,558
US Bancorp	83,227	4,459,303
Validus Holdings Ltd	4,055	190,261
Ventas Inc REIT	18,875	1,132,689
VEREIT Inc REIT	51,313	399,728
Vornado Realty Trust REIT	9,191	718,552
Voya Financial Inc	9,026	446,516
Webster Financial Corp	4,975	279,396
Weingarten Realty Investors REIT	6,584	216,416
Wells Fargo & Co	236,592	14,354,037
Welltower Inc REIT	19,507	1,243,961
Western Alliance Bancorp *	2,135	120,884

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-59

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Weyerhaeuser Co REIT	39,753	$1,401,691
White Mountains Insurance Group Ltd	200	170,256
Willis Towers Watson PLC	6,796	1,024,089
WP Carey Inc REIT	5,672	390,801
WR Berkley Corp	5,157	369,499
XL Group Ltd (Bermuda)	9,269	325,898
Zions Bancorp	10,633	540,475

		210,552,302

Industrial - 7.9%

Acuity Brands Inc	712	125,312
AECOM *	8,414	312,580
AGCO Corp	3,618	258,434
Agilent Technologies Inc	13,005	870,945
AMETEK Inc	10,114	732,962
AptarGroup Inc	2,501	215,786
Arconic Inc	22,858	622,880
Ardagh Group SA (Luxembourg)	447	9,432
Arrow Electronics Inc *	4,717	379,294
Avnet Inc	6,394	253,330
Ball Corp	8,282	313,474
Bemis Co Inc	4,704	224,804
Carlisle Cos Inc	3,261	370,613
Caterpillar Inc	2,859	450,521
Clean Harbors Inc *	797	43,197
Colfax Corp *	4,548	180,192
Corning Inc	43,297	1,385,071
Crane Co	2,599	231,883
Crown Holdings Inc *	2,046	115,087
CSX Corp	4,628	254,586
Cummins Inc	5,723	1,010,911
Donaldson Co Inc	513	25,111
Dover Corp	7,363	743,589
Eaton Corp PLC	23,946	1,891,973
Emerson Electric Co	29,414	2,049,862
Expeditors International of Washington Inc	2,828	182,943
FLIR Systems Inc	3,558	165,874
Flowserve Corp	7,027	296,048
Fluor Corp	7,384	381,384
Fortive Corp	1,502	108,670
Fortune Brands Home & Security Inc	545	37,300
Garmin Ltd	6,490	386,609
General Dynamics Corp	8,228	1,673,987
General Electric Co	384,081	6,702,213
Genesee & Wyoming Inc ‘A’ *	3,262	256,817
Gentex Corp	5,300	111,035
Graphic Packaging Holding Co	4,973	76,833
Harris Corp	4,729	669,863
Hexcel Corp	1,551	95,929
Honeywell International Inc	16,940	2,597,918
Hubbell Inc	1,033	139,806
Huntington Ingalls Industries Inc	402	94,751
IDEX Corp	275	36,292
Ingersoll-Rand PLC	6,642	592,400
ITT Inc	4,826	257,564
Jabil Inc	9,158	240,397
Jacobs Engineering Group Inc	6,344	418,450
Johnson Controls International PLC	50,118	1,909,997
Kansas City Southern	5,494	578,079
Keysight Technologies Inc *	9,840	409,344
Kirby Corp *	2,830	189,044
L3 Technologies Inc	4,118	814,746
Lennox International Inc	153	31,864
Lockheed Martin Corp	1,334	428,281
Martin Marietta Materials Inc	317	70,070
Masco Corp	5,770	253,534
National Instruments Corp	1,151	47,916
Norfolk Southern Corp	15,497	2,245,515
Old Dominion Freight Line Inc	1,190	156,544
Orbital ATK Inc	3,069	403,573

	Shares	Value

Oshkosh Corp	4,016	$365,014
Owens Corning	5,952	547,227
Owens-Illinois Inc *	1,812	40,172
Parker-Hannifin Corp	920	183,614
Pentair PLC (United Kingdom)	8,827	623,363
PerkinElmer Inc	4,736	346,296
Raytheon Co	9,796	1,840,179
Regal Beloit Corp	2,413	184,836
Republic Services Inc	12,212	825,653
Roper Technologies Inc	280	72,520
Ryder System Inc	2,818	237,191
Sealed Air Corp	4,617	227,618
Sensata Technologies Holding NV *	4,551	232,602
Snap-on Inc	2,590	451,437
Sonoco Products Co	5,328	283,130
Spirit AeroSystems Holdings Inc ‘A’	6,196	540,601
Stanley Black & Decker Inc	7,318	1,241,791
Stericycle Inc *	4,427	300,992
Teledyne Technologies Inc *	1,875	339,656
Terex Corp	4,340	209,275
Textron Inc	14,103	798,089
The Timken Co	3,692	181,462
Trimble Inc *	2,762	112,248
Trinity Industries Inc	8,057	301,815
Union Pacific Corp	3,888	521,381
United Technologies Corp	39,875	5,086,854
USG Corp *	4,582	176,682
Valmont Industries Inc	1,139	188,903
Vulcan Materials Co	480	61,618
Wabtec Corp	3,173	258,377
Waste Management Inc	4,096	353,485
WestRock Co	13,533	855,421
XPO Logistics Inc *	1,708	156,436
Xylem Inc	4,518	308,128

		54,587,485

Technology - 5.5%

Akamai Technologies Inc *	8,751	569,165
Amdocs Ltd	7,734	506,422
Autodesk Inc *	2,027	212,490
CA Inc	16,798	559,037
Conduent Inc *	9,757	157,673
Cypress Semiconductor Corp	16,397	249,890
DST Systems Inc	2,828	175,534
Fidelity National Information Services Inc	7,561	711,414
Guidewire Software Inc *	2,525	187,506
Hewlett Packard Enterprise Co	86,691	1,244,883
HP Inc	89,475	1,879,870
Intel Corp	252,079	11,635,967
International Business Machines Corp	14,185	2,176,263
Leidos Holdings Inc	7,564	488,407
Marvell Technology Group Ltd (Bermuda)	21,325	457,848
Micron Technology Inc *	14,272	586,865
Microsemi Corp *	1,121	57,900
NetApp Inc	2,028	112,189
Nuance Communications Inc *	15,540	254,079
NXP Semiconductors NV * (Netherlands)	7,874	921,967
ON Semiconductor Corp *	1,202	25,170
Oracle Corp	143,301	6,775,271
Pitney Bowes Inc	9,581	107,116
Qorvo Inc *	3,293	219,314
QUALCOMM Inc	79,035	5,059,821
SS&C Technologies Holdings Inc	708	28,660
Synopsys Inc *	7,410	631,628
Teradata Corp *	6,299	242,259
Teradyne Inc	685	28,681
The Dun & Bradstreet Corp	1,138	134,751
Western Digital Corp	13,586	1,080,494
Xerox Corp	12,251	357,117

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-60

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Xilinx Inc	692	$46,655
Zynga Inc ‘A’ *	39,737	158,948

		38,041,254

Utilities - 5.7%

AES Corp	35,184	381,043
Alliant Energy Corp	12,225	520,907
Ameren Corp	12,913	761,738
American Electric Power Co Inc	26,391	1,941,586
American Water Works Co Inc	9,512	870,253
Aqua America Inc	9,403	368,880
Atmos Energy Corp	5,514	473,597
Avangrid Inc	2,976	150,526
Calpine Corp *	19,294	291,918
CenterPoint Energy Inc	22,950	650,862
CMS Energy Corp	14,875	703,587
Consolidated Edison Inc	16,636	1,413,228
Dominion Energy Inc	34,327	2,782,547
DTE Energy Co	9,643	1,055,523
Duke Energy Corp	37,514	3,155,303
Edison International	16,884	1,067,744
Entergy Corp	9,555	777,681
Eversource Energy	16,880	1,066,478
Exelon Corp	51,405	2,025,871
FirstEnergy Corp	23,639	723,826
Great Plains Energy Inc	11,404	367,665
Hawaiian Electric Industries Inc	5,793	209,417
MDU Resources Group Inc	10,276	276,219
National Fuel Gas Co	4,431	243,306
NextEra Energy Inc	24,985	3,902,407
NiSource Inc	18,391	472,097
NRG Energy Inc	12,908	367,620
OGE Energy Corp	10,546	347,069
PG&E Corp	27,209	1,219,779
Pinnacle West Capital Corp	5,933	505,373
PPL Corp	36,423	1,127,292
Public Service Enterprise Group Inc	26,918	1,386,277
SCANA Corp	6,906	274,721
Sempra Energy	13,472	1,440,426
The Southern Co	53,297	2,563,053
UGI Corp	9,245	434,053
Vectren Corp	4,372	284,267
Vistra Energy Corp *	13,158	241,055
WEC Energy Group Inc	16,791	1,115,426
Westar Energy Inc	7,496	395,789
Xcel Energy Inc	27,018	1,299,836

		39,656,245

Total Common Stocks (Cost $543,789,642)		671,444,855

EXCHANGE-TRADED FUND - 2.8%

iShares Russell 1000 Value	158,735	19,737,110

Total Exchange-Traded Fund (Cost $18,746,698)		19,737,110

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $1,826,812; collateralized by U.S. Treasury Notes: 2.000% due 06/30/24 and value $1,863,346)	$1,826,772	$1,826,772

Total Short-Term Investment (Cost $1,826,772)		1,826,772

TOTAL INVESTMENTS - 99.9% (Cost $564,363,112)		693,008,737

DERIVATIVES - 0.0%
(See Note (b) in Notes to Schedule of Investments)		21,723

OTHER ASSETS & LIABILITIES, NET - 0.1%		710,135

NET ASSETS - 100.0%		$693,740,595

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	30.3%
Consumer, Non-Cyclical	19.5%
Energy	10.7%
Industrial	7.9%
Communications	7.3%
Consumer, Cyclical	7.3%
Utilities	5.7%
Technology	5.5%
Others (each less than 3.0%)	5.7%

99.9%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/18	13	$1,721,518	$1,739,400	$17,882
S&P MidCap 400 E-Mini Index	03/18	3	566,879	570,720	3,841

Total Futures Contracts					$21,723

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-61

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017 (Unaudited)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$671,444,855	$671,444,855	$-	$-
	Exchange-Traded Fund	19,737,110	19,737,110	-	-
	Short-Term Investment	1,826,772	-	1,826,772	-
	Derivatives:
	Equity Contracts
	Futures	21,723	21,723	-	-

	Total	$693,030,460	$691,203,688	$1,826,772	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-62

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Dyax Corp - Contingent Value Rights * Ω ±	18,662	$42,736

Total Rights (Cost $20,715)		42,736

COMMON STOCKS - 97.2%

Basic Materials - 3.2%

A Schulman Inc	2,887	107,541
AdvanSix Inc *	2,620	110,223
Balchem Corp	3,209	258,645
Calgon Carbon Corp	405	8,627
Century Aluminum Co *	270	5,303
Codexis Inc *	3,996	33,367
Coeur Mining Inc *	3,001	22,507
Compass Minerals International Inc	3,139	226,793
CSW Industrials Inc *	635	29,178
Deltic Timber Corp	1,104	101,071
Fairmount Santrol Holdings Inc *	14,158	74,046
Ferro Corp *	8,467	199,737
Hawkins Inc	214	7,533
HB Fuller Co	3,840	206,861
Ingevity Corp *	4,305	303,373
Klondex Mines Ltd * (Canada)	5,167	13,486
KMG Chemicals Inc	1,317	87,027
Koppers Holdings Inc *	2,083	106,025
Kraton Corp *	662	31,889
Kronos Worldwide Inc	2,322	59,838
Landec Corp *	588	7,409
Minerals Technologies Inc	2,013	138,595
Neenah Paper Inc	1,401	127,001
OMNOVA Solutions Inc *	2,900	29,000
PolyOne Corp	8,149	354,481
PQ Group Holdings Inc *	948	15,595
Quaker Chemical Corp	1,315	198,289
Rayonier Advanced Materials Inc	2,683	54,867
Schweitzer-Mauduit International Inc	567	25,719
Sensient Technologies Corp	4,496	328,882
Shiloh Industries Inc *	1,043	8,553
Smart Sand Inc *	2,028	17,562
Stepan Co	1,287	101,634
United States Lime & Minerals Inc	14	1,079
Uranium Energy Corp *	13,359	23,645
US Silica Holdings Inc	5,042	164,168
Valhi Inc	130	802
Verso Corp ‘A’ *	236	4,147

		3,594,498

Communications - 8.0%

1-800-Flowers.com Inc ‘A’ *	767	8,207
8x8 Inc *	8,925	125,842
A10 Networks Inc *	5,008	38,662
Acacia Communications Inc *	1,772	64,200
Aerohive Networks Inc *	3,277	19,105
Blucora Inc *	981	21,680
Boingo Wireless Inc *	3,814	85,815
CalAmp Corp *	3,540	75,862
Carvana Co *	136	2,600
ChannelAdvisor Corp *	2,428	21,852
Chegg Inc *	9,622	157,031
Ciena Corp *	14,277	298,818
Clearfield Inc *	1,170	14,332
Cogent Communications Holdings Inc	4,201	190,305
Consolidated Communications Holdings Inc	3,659	44,603

	Shares	Value

Corindus Vascular Robotics Inc *	10,952	$11,061
Endurance International Group Holdings Inc *	5,934	49,846
Entercom Communications Corp ‘A’	9,980	107,784
Entravision Communications Corp ‘A’	6,656	47,590
ePlus Inc *	1,328	99,866
Etsy Inc *	12,220	249,899
Extreme Networks Inc *	11,357	142,190
Finisar Corp *	5,340	108,669
General Communication Inc ‘A’ *	2,516	98,174
Global Eagle Entertainment Inc *	321	735
Globalstar Inc *	37,409	49,006
Gogo Inc *	5,729	64,623
Gray Television Inc *	4,293	71,908
Groupon Inc *	34,363	175,251
GrubHub Inc *	8,694	624,229
GTT Communications Inc *	3,129	146,907
HC2 Holdings Inc *	4,154	24,716
HealthStream Inc *	2,586	59,892
Hemisphere Media Group Inc *	114	1,317
Houghton Mifflin Harcourt Co *	7,255	67,471
IDT Corp ‘B’ *	1,175	12,455
Imperva Inc *	3,418	135,695
InterDigital Inc	3,507	267,058
Internap Corp *	2,042	32,080
Liberty Media Corp-Liberty Braves ‘A’ *	1,006	22,182
Liberty Media Corp-Liberty Braves ‘C’ *	3,472	77,148
Limelight Networks Inc *	3,317	14,628
Loral Space & Communications Inc *	1,290	56,824
MDC Partners Inc ‘A’ *	1,866	18,193
Nexstar Media Group Inc ‘A’	4,434	346,739
NIC Inc	6,498	107,867
Oclaro Inc *	14,576	98,242
Okta Inc *	1,950	49,939
Ominto Inc *	1,440	4,882
Ooma Inc *	1,727	20,638
ORBCOMM Inc *	6,492	66,089
Overstock.com Inc *	840	53,676
Perficient Inc *	213	4,062
Plantronics Inc	3,332	167,866
Proofpoint Inc *	4,412	391,830
Q2 Holdings Inc *	3,162	116,520
Quantenna Communications Inc *	2,158	26,328
Quotient Technology Inc *	7,677	90,205
Rapid7 Inc *	2,148	40,082
Reis Inc	917	18,936
RigNet Inc *	1,361	20,347
RingCentral Inc ‘A’ *	6,570	317,988
Shenandoah Telecommunications Co	4,695	158,691
Shutterfly Inc *	3,348	166,563
Shutterstock Inc *	1,899	81,714
Sinclair Broadcast Group Inc ‘A’	7,218	273,201
Stamps.com Inc *	1,658	311,704
Straight Path Communications Inc ‘B’ *	990	179,972
TechTarget Inc *	675	9,396
Telenav Inc *	1,604	8,822
The Meet Group Inc *	1,150	3,243
The New York Times Co ‘A’	10,325	191,012
The Trade Desk Inc ‘A’ *	2,397	109,615
tronc Inc *	1,264	22,234
TrueCar Inc *	7,209	80,741
Tucows Inc ‘A’ *	916	64,166
Ubiquiti Networks Inc *	2,271	161,286
Value Line Inc	142	2,748
VASCO Data Security International Inc *	258	3,586
ViaSat Inc *	298	22,305
Viavi Solutions Inc *	8,638	75,496
VirnetX Holding Corp *	5,093	18,844
Vonage Holdings Corp *	20,728	210,804
Web.com Group Inc *	3,882	84,628

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-63

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

WideOpenWest Inc *	737	$7,790
World Wrestling Entertainment Inc ‘A’	3,927	120,088
XO Group Inc *	1,875	34,612
Yelp Inc *	8,063	338,323
Yext Inc *	2,325	27,970
Zendesk Inc *	10,099	341,750
Zix Corp *	5,418	23,731

		9,083,582

Consumer, Cyclical - 12.6%

Allegiant Travel Co	1,282	198,389
America’s Car-Mart Inc *	258	11,520
Asbury Automotive Group Inc *	1,874	119,936
At Home Group Inc *	358	10,880
Beacon Roofing Supply Inc *	5,038	321,223
Big Lots Inc	4,317	242,400
BJ’s Restaurants Inc	2,035	74,074
Bloomin’ Brands Inc	9,379	200,148
Blue Bird Corp *	391	7,781
BMC Stock Holdings Inc *	350	8,855
Bojangles’ Inc *	1,751	20,662
Boyd Gaming Corp	7,626	267,291
Brinker International Inc	3,576	138,892
Buffalo Wild Wings Inc *	1,566	244,844
Caesars Entertainment Corp *	843	10,664
Camping World Holdings Inc ‘A’	3,211	143,628
Castle Brands Inc *	8,885	10,840
Cavco Industries Inc *	861	131,389
Century Communities Inc *	131	4,074
Churchill Downs Inc	1,366	317,868
Chuy’s Holdings Inc *	1,701	47,713
Columbia Sportswear Co	1,054	75,762
Commercial Vehicle Group Inc *	2,559	27,356
Cooper-Standard Holdings Inc *	365	44,713
Core-Mark Holding Co Inc	4,617	145,805
Cracker Barrel Old Country Store Inc	1,949	309,677
Crocs Inc *	5,041	63,718
Culp Inc	1,092	36,582
Daktronics Inc	2,110	19,264
Dana Inc	7,143	228,647
Dave & Buster’s Entertainment Inc *	4,197	231,548
Deckers Outdoor Corp *	194	15,569
Denny’s Corp *	4,889	64,730
DineEquity Inc	1,082	54,890
Dorman Products Inc *	2,728	166,790
Douglas Dynamics Inc	2,234	84,445
Drive Shack Inc *	3,109	17,193
Duluth Holdings Inc ‘B’ *	970	17,315
Eldorado Resorts Inc *	4,723	156,567
Empire Resorts Inc *	180	4,860
EnviroStar Inc	355	14,200
Eros International PLC * (India)	1,367	13,192
Fiesta Restaurant Group Inc *	139	2,641
FirstCash Inc	854	57,602
Five Below Inc *	5,466	362,505
Foundation Building Materials Inc *	421	6,227
Fox Factory Holding Corp *	3,542	137,607
Francesca’s Holdings Corp *	3,751	27,420
Fred’s Inc ‘A’	173	701
Freshpet Inc *	2,552	48,360
Funko Inc ‘A’ *	341	2,268
Gentherm Inc *	2,906	92,265
GMS Inc *	2,778	104,564
Golden Entertainment Inc *	208	6,791
H&E Equipment Services Inc	3,185	129,470
Hawaiian Holdings Inc	4,760	189,686
Herman Miller Inc	5,149	206,217
HNI Corp	4,383	169,052
Hooker Furniture Corp	1,156	49,072
Horizon Global Corp *	2,620	36,732

	Shares	Value

Hovnanian Enterprises Inc ‘A’ *	2,926	$9,802
HSN Inc	192	7,747
Huttig Building Products Inc *	1,751	11,644
ILG Inc	988	28,138
IMAX Corp *	5,667	131,191
Inspired Entertainment Inc *	387	3,793
Installed Building Products Inc *	2,177	165,343
Interface Inc	5,413	136,137
iRobot Corp *	2,677	205,326
J. Jill Inc *	1,192	9,298
Jack in the Box Inc	2,378	233,306
KB Home	1,949	62,271
Kimball International Inc ‘B’	3,156	58,923
Knoll Inc	4,595	105,869
La Quinta Holdings Inc *	1,764	32,563
La-Z-Boy Inc	2,128	66,394
LCI Industries	2,454	319,020
LGI Homes Inc *	1,169	87,710
Lindblad Expeditions Holdings Inc *	2,012	19,697
Lithia Motors Inc ‘A’	2,382	270,571
Lumber Liquidators Holdings Inc *	2,844	89,273
M/I Homes Inc *	535	18,404
Malibu Boats Inc ‘A’ *	2,042	60,709
Marine Products Corp	894	11,390
MarineMax Inc *	1,356	25,628
Marriott Vacations Worldwide Corp	1,923	260,009
MCBC Holdings Inc *	1,883	41,840
MDC Holdings Inc	1,811	57,735
Meritage Homes Corp *	254	13,005
Miller Industries Inc	71	1,832
Nathan’s Famous Inc	273	20,612
National Vision Holdings Inc *	531	21,564
Nautilus Inc *	3,093	41,292
Navistar International Corp *	277	11,878
Noodles & Co *	1,404	7,371
Ollie’s Bargain Outlet Holdings Inc *	4,808	256,026
Oxford Industries Inc	663	49,851
Papa John’s International Inc	2,627	147,401
Party City Holdco Inc *	172	2,399
PCM Inc *	391	3,871
Penn National Gaming Inc *	1,105	34,620
PetIQ Inc *	596	13,017
PetMed Express Inc	1,999	90,954
PICO Holdings Inc *	223	2,854
Pinnacle Entertainment Inc *	3,702	121,166
Planet Fitness Inc ‘A’ *	8,756	303,220
Potbelly Corp *	591	7,269
PriceSmart Inc	2,237	192,606
RCI Hospitality Holdings Inc	89	2,490
Reading International Inc ‘A’ *	448	7,482
Red Robin Gourmet Burgers Inc *	1,228	69,259
Red Rock Resorts Inc ‘A’	6,989	235,809
REV Group Inc	2,342	76,185
RH *	2,033	175,265
Rush Enterprises Inc ‘A’ *	1,443	73,319
Rush Enterprises Inc ‘B’ *	253	12,197
Ruth’s Hospitality Group Inc	3,039	65,794
Scientific Games Corp ‘A’ *	5,385	276,250
Sears Holdings Corp *	205	734
SeaWorld Entertainment Inc *	6,870	93,226
Shake Shack Inc ‘A’ *	2,251	97,243
SiteOne Landscape Supply Inc *	3,435	263,464
Sleep Number Corp *	3,970	149,232
Sonic Corp	2,242	61,610
Spartan Motors Inc	2,018	31,784
Sportsman’s Warehouse Holdings Inc *	3,685	24,358
Standard Motor Products Inc	1,345	60,404
Steelcase Inc ‘A’	6,932	105,366
Steven Madden Ltd *	5,986	279,546
Superior Uniform Group Inc	909	24,279

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-64

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Systemax Inc	879	$29,244
Tailored Brands Inc	1,536	33,531
Taylor Morrison Home Corp ‘A’ *	8,139	199,161
Tenneco Inc	5,164	302,301
Texas Roadhouse Inc	6,779	357,118
The Cheesecake Factory Inc	4,335	208,860
The Children’s Place Inc	1,746	253,781
The Habit Restaurants Inc ‘A’ *	2,046	19,539
The Marcus Corp	1,571	42,967
Tile Shop Holdings Inc	4,176	40,090
TRI Pointe Group Inc *	874	15,662
Universal Electronics Inc *	1,426	67,379
Wabash National Corp	1,658	35,979
William Lyon Homes ‘A’ *	553	16,081
Wingstop Inc	2,926	114,055
Winmark Corp	219	28,339
Winnebago Industries Inc	2,794	155,346
Wolverine World Wide Inc	9,546	304,326
Zoe’s Kitchen Inc *	509	8,510

		14,245,178

Consumer, Non-Cyclical - 29.6%

Abaxis Inc	2,212	109,538
ABM Industries Inc	2,883	108,747
Accelerate Diagnostics Inc *	2,510	65,762
Acceleron Pharma Inc *	3,125	132,625
Accuray Inc *	8,229	35,385
Achaogen Inc *	3,552	38,148
Aclaris Therapeutics Inc *	2,361	58,222
Acorda Therapeutics Inc *	617	13,235
Adamas Pharmaceuticals Inc *	764	25,892
Addus HomeCare Corp *	756	26,309
Aduro Biotech Inc *	4,572	34,290
Advaxis Inc *	3,416	9,701
Aerie Pharmaceuticals Inc *	3,350	200,162
Agenus Inc *	6,389	20,828
Aileron Therapeutics Inc *	434	4,574
Aimmune Therapeutics Inc *	3,553	134,374
Akcea Therapeutics Inc *	1,175	20,398
Akebia Therapeutics Inc *	4,489	66,751
Alarm.com Holdings Inc *	2,048	77,312
Alder Biopharmaceuticals Inc *	1,167	13,362
Allena Pharmaceuticals Inc *	384	3,863
Almost Family Inc *	343	18,985
Amedisys Inc *	2,881	151,858
American Renal Associates Holdings Inc *	885	15,399
Amicus Therapeutics Inc *	16,877	242,860
AMN Healthcare Services Inc *	4,770	234,922
Amphastar Pharmaceuticals Inc *	3,651	70,245
Amplify Snack Brands Inc *	3,390	40,714
AnaptysBio Inc *	1,804	181,699
Anavex Life Sciences Corp *	3,727	12,001
ANI Pharmaceuticals Inc *	823	53,042
Anika Therapeutics Inc *	1,230	66,309
Antares Pharma Inc *	14,648	29,150
Apellis Pharmaceuticals Inc *	791	17,165
Aratana Therapeutics Inc *	3,830	20,146
Arena Pharmaceuticals Inc *	3,972	134,929
Array BioPharma Inc *	17,675	226,240
Assembly Biosciences Inc *	1,623	73,441
Asterias Biotherapeutics Inc *	2,813	6,329
Athenex Inc *	570	9,063
Athersys Inc *	10,525	19,050
AtriCure Inc *	3,218	58,696
Atrion Corp	141	88,915
Audentes Therapeutics Inc *	1,518	47,437
Avexis Inc *	2,485	275,015
Avis Budget Group Inc *	7,327	321,509
AxoGen Inc *	2,806	79,410
Axovant Sciences Ltd *	3,384	17,834

	Shares	Value

B&G Foods Inc	6,648	$233,677
Barrett Business Services Inc	709	45,723
Bellicum Pharmaceuticals Inc *	1,915	16,105
BG Staffing Inc	704	11,222
BioCryst Pharmaceuticals Inc *	8,311	40,807
Biohaven Pharmaceutical Holding Co Ltd *	986	26,602
BioScrip Inc *	1,790	5,209
BioSpecifics Technologies Corp *	571	24,741
BioTelemetry Inc *	3,203	95,770
Bluebird Bio Inc *	1,950	347,295
Blueprint Medicines Corp *	4,302	324,414
Bob Evans Farms Inc	2,003	157,876
Bridgepoint Education Inc *	1,618	13,429
CAI International Inc *	731	20,702
Calavo Growers Inc	1,620	136,728
Calithera Biosciences Inc *	3,127	26,110
Calyxt Inc *	647	14,253
Cambium Learning Group Inc *	405	2,300
Cambrex Corp *	3,283	157,584
Cantel Medical Corp	3,678	378,356
Capella Education Co	1,074	83,128
Capital Senior Living Corp *	2,525	34,062
Cara Therapeutics Inc *	2,362	28,911
Cardiovascular Systems Inc *	3,340	79,125
Cardtronics PLC ‘A’ *	4,598	85,155
Care.com Inc *	1,376	24,823
Carriage Services Inc	621	15,966
Catalent Inc *	13,519	555,361
Catalyst Pharmaceuticals Inc *	7,350	28,739
Celcuity Inc *	193	3,657
Central Garden & Pet Co *	123	4,787
Central Garden & Pet Co ‘A’ *	422	15,914
Cerus Corp *	10,225	34,560
Chemed Corp	1,592	386,888
ChemoCentryx Inc *	2,489	14,810
Cimpress NV * (Netherlands)	2,528	303,057
Civitas Solutions Inc *	1,653	28,266
Clearside Biomedical Inc *	1,189	8,323
Clovis Oncology Inc *	4,443	302,124
Coca-Cola Bottling Co Consolidated	476	102,464
Coherus Biosciences Inc *	3,916	34,461
Collectors Universe Inc	772	22,110
Collegium Pharmaceutical Inc *	140	2,584
Conatus Pharmaceuticals Inc *	2,638	12,188
Concert Pharmaceuticals Inc *	823	21,291
ConforMIS Inc *	1,388	3,303
Corbus Pharmaceuticals Holdings Inc *	4,897	34,769
Corcept Therapeutics Inc *	9,211	166,351
Corium International Inc *	2,582	24,813
CorVel Corp *	917	48,509
CPI Card Group Inc	422	1,549
Craft Brew Alliance Inc *	1,288	24,730
Cross Country Healthcare Inc *	1,683	21,475
CryoLife Inc *	2,240	42,896
Curis Inc *	14,863	10,404
Cutera Inc *	1,345	60,996
Cytokinetics Inc *	4,237	34,532
CytomX Therapeutics Inc *	2,955	62,380
Dean Foods Co	500	5,780
Deciphera Pharmaceuticals Inc *	604	13,693
Deluxe Corp	4,920	378,053
Depomed Inc *	5,842	47,028
Dermira Inc *	3,161	87,907
Dova Pharmaceuticals Inc *	412	11,866
Durect Corp *	14,159	13,052
Dynavax Technologies Corp *	513	9,593
Eagle Pharmaceuticals Inc *	797	42,576
Edge Therapeutics Inc *	1,993	18,674
Editas Medicine Inc *	2,467	75,811
elf Beauty Inc *	2,124	47,386

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-65

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Emerald Expositions Events Inc	125	$2,543
Emergent BioSolutions Inc *	1,640	76,211
Encompass Health Corp	9,976	492,914
Endologix Inc *	8,135	43,522
Entellus Medical Inc *	1,230	30,000
Enzo Biochem Inc *	3,970	32,356
Epizyme Inc *	3,626	45,506
Esperion Therapeutics Inc *	1,712	112,718
Everi Holdings Inc *	6,536	49,281
EVERTEC Inc	5,089	69,465
Exact Sciences Corp *	11,898	625,121
Fate Therapeutics Inc *	964	5,890
FibroGen Inc *	7,043	333,838
Flexion Therapeutics Inc *	3,304	82,732
FONAR Corp *	542	13,198
Forrester Research Inc	1,048	46,322
Fortress Biotech Inc *	3,440	13,726
Foundation Medicine Inc *	1,475	100,595
Franklin Covey Co *	815	16,911
G1 Therapeutics Inc *	626	12,420
Genesis Healthcare Inc *	3,808	2,905
GenMark Diagnostics Inc *	5,363	22,364
Genocea Biosciences Inc *	2,428	2,816
Genomic Health Inc *	1,980	67,716
Geron Corp *	15,512	27,922
Glaukos Corp *	2,878	73,821
Global Blood Therapeutics Inc *	3,731	146,815
Globus Medical Inc ‘A’ *	7,135	293,248
Grand Canyon Education Inc *	4,751	425,357
Great Lakes Dredge & Dock Corp *	405	2,187
Green Dot Corp ‘A’ *	4,691	282,680
Haemonetics Corp *	4,370	253,810
Halozyme Therapeutics Inc *	12,058	244,295
Healthcare Services Group Inc	7,218	380,533
HealthEquity Inc *	5,043	235,306
Helen of Troy Ltd *	1,254	120,823
Herc Holdings Inc *	2,449	153,332
Heron Therapeutics Inc *	4,000	72,400
Heska Corp *	663	53,179
HMS Holdings Corp *	7,363	124,803
Hostess Brands Inc *	457	6,768
ICU Medical Inc *	1,077	232,632
Idera Pharmaceuticals Inc *	13,169	27,787
Ignyta Inc *	5,939	158,571
Immune Design Corp *	194	757
ImmunoGen Inc *	10,055	64,453
Immunomedics Inc *	4,045	65,367
INC Research Holdings Inc ‘A’ *	5,525	240,890
Information Services Group Inc *	2,152	8,974
Innoviva Inc *	7,547	107,092
Inogen Inc *	1,720	204,818
Inovio Pharmaceuticals Inc *	8,552	35,320
Insmed Inc *	6,626	206,599
Insperity Inc	3,666	210,245
Insulet Corp *	5,878	405,582
Insys Therapeutics Inc *	2,448	23,550
Integra LifeSciences Holdings Corp *	6,434	307,931
Inter Parfums Inc	847	36,802
Intersect ENT Inc *	2,710	87,804
Invitae Corp *	4,237	38,472
Iovance Biotherapeutics Inc *	363	2,904
iRhythm Technologies Inc *	1,453	81,441
Ironwood Pharmaceuticals Inc *	13,599	203,849
J&J Snack Foods Corp	1,529	232,148
John B Sanfilippo & Son Inc	874	55,280
Jounce Therapeutics Inc *	1,536	19,584
K2M Group Holdings Inc *	4,148	74,664
Kala Pharmaceuticals Inc *	497	9,190
Karyopharm Therapeutics Inc *	733	7,037
Keryx Biopharmaceuticals Inc *	9,351	43,482

	Shares	Value

Kforce Inc	2,393	$60,423
Kindred Biosciences Inc *	281	2,655
Kura Oncology Inc *	2,079	31,809
La Jolla Pharmaceutical Co *	1,792	57,667
Lancaster Colony Corp	1,906	246,274
Lantheus Holdings Inc *	2,789	57,035
LeMaitre Vascular Inc	1,494	47,569
LendingTree Inc *	644	219,250
Lexicon Pharmaceuticals Inc *	4,253	42,020
LHC Group Inc *	1,492	91,385
Liberty Tax Inc	57	627
Lifeway Foods Inc *	444	3,552
Ligand Pharmaceuticals Inc *	2,071	283,582
Limoneira Co	388	8,691
Loxo Oncology Inc *	2,311	194,540
Luminex Corp	1,816	35,775
MacroGenics Inc *	965	18,335
Madrigal Pharmaceuticals Inc *	417	38,276
Magellan Health Inc *	1,779	171,762
Masimo Corp *	4,538	384,822
Matinas BioPharma Holdings Inc *	7,198	8,350
Matthews International Corp ‘A’	3,166	167,165
McGrath RentCorp	150	7,047
MediciNova Inc *	2,998	19,397
Medifast Inc	1,072	74,836
Melinta Therapeutics Inc *	83	1,311
Meridian Bioscience Inc	3,711	51,954
Merit Medical Systems Inc *	4,917	212,414
Merrimack Pharmaceuticals Inc	925	9,481
Mersana Therapeutics Inc *	421	6,917
MGP Ingredients Inc	1,167	89,719
MiMedx Group Inc *	10,481	132,165
Minerva Neurosciences Inc *	2,198	13,298
Miragen Therapeutics Inc *	1,068	11,139
Molina Healthcare Inc *	4,456	341,686
Momenta Pharmaceuticals Inc *	1,824	25,445
MoneyGram International Inc *	288	3,796
Monro Inc	3,208	182,696
MyoKardia Inc *	1,816	76,454
NanoString Technologies Inc *	872	6,514
Natera Inc *	3,185	28,633
National Beverage Corp	1,188	115,759
National Research Corp ‘A’	915	34,129
Natural Health Trends Corp	758	11,514
Natus Medical Inc *	3,085	117,847
Nektar Therapeutics *	14,995	895,501
Neogen Corp *	3,753	308,534
NeoGenomics Inc *	5,739	50,848
Neos Therapeutics Inc *	2,412	24,602
Nevro Corp *	2,800	193,312
NewLink Genetics Corp *	2,900	23,519
Novavax Inc *	11,167	13,847
Novocure Ltd *	5,837	117,907
Nutrisystem Inc	3,005	158,063
NuVasive Inc *	5,134	300,288
NxStage Medical Inc *	6,566	159,094
Nymox Pharmaceutical Corp * (Canada)	1,107	3,653
Obalon Therapeutics Inc *	522	3,450
Ocular Therapeutix Inc *	2,250	10,013
Omeros Corp *	4,638	90,116
On Assignment Inc *	5,061	325,270
Oncocyte Corp *	374	1,739
Optinose Inc *	380	7,182
OraSure Technologies Inc *	5,406	101,957
Organovo Holdings Inc *	10,783	14,449
Orthofix International NV *	345	18,872
OrthoPediatrics Corp *	331	6,352
Ovid therapeutics Inc *	507	5,004
Oxford Immunotec Global PLC *	2,570	35,903
Pacific Biosciences of California Inc *	10,871	28,699

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-66

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Pacira Pharmaceuticals Inc *	3,970	$181,230
Paratek Pharmaceuticals Inc *	2,487	44,517
Paylocity Holding Corp *	2,705	127,568
Penumbra Inc *	2,961	278,630
Performance Food Group Co *	9,132	302,269
Phibro Animal Health Corp ‘A’	1,911	64,018
Pieris Pharmaceuticals Inc *	3,502	26,440
Portola Pharmaceuticals Inc *	5,297	257,858
PRA Health Sciences Inc *	5,010	456,261
Prestige Brands Holdings Inc *	5,382	239,015
Primo Water Corp *	2,588	32,531
Progenics Pharmaceuticals Inc *	7,238	43,066
Protagonist Therapeutics Inc *	552	11,482
Prothena Corp PLC * (Ireland)	3,004	112,620
PTC Therapeutics Inc *	3,196	53,309
Pulse Biosciences Inc *	933	22,019
Puma Biotechnology Inc *	2,905	287,159
Quad/Graphics Inc	1,797	40,612
Quidel Corp *	2,895	125,498
Quotient Ltd *	1,719	8,509
Ra Pharmaceuticals Inc *	1,193	10,141
Radius Health Inc *	3,870	122,950
RadNet Inc *	3,773	38,107
Reata Pharmaceuticals Inc ‘A’ *	1,172	33,191
REGENXBIO Inc *	779	25,902
Repligen Corp *	3,792	137,574
Restoration Robotics Inc *	496	2,282
Revance Therapeutics Inc *	2,282	81,581
Revlon Inc ‘A’ *	352	7,674
Rhythm Pharmaceuticals Inc *	608	17,668
Rigel Pharmaceuticals Inc *	14,882	57,742
Rockwell Medical Inc *	4,274	24,875
RR Donnelley & Sons Co	1,998	18,581
RTI Surgical Inc *	4,207	17,249
Sage Therapeutics Inc *	3,826	630,180
Sangamo Therapeutics Inc *	8,460	138,744
Sarepta Therapeutics Inc *	4,742	263,845
Select Medical Holdings Corp *	10,865	191,767
Selecta Biosciences Inc *	1,466	14,381
Seres Therapeutics Inc *	2,068	20,970
ServiceSource International Inc *	5,026	15,530
Sienna Biopharmaceuticals Inc *	409	7,423
Sotheby’s *	3,853	198,815
SP Plus Corp *	538	19,960
Spark Therapeutics Inc *	2,772	142,536
Spero Therapeutics Inc *	418	4,912
STAAR Surgical Co *	4,127	63,968
Stemline Therapeutics Inc *	426	6,646
Strayer Education Inc	1,073	96,119
Strongbridge Biopharma PLC *	2,641	19,147
Sucampo Pharmaceuticals Inc ‘A’ *	2,086	37,444
Supernus Pharmaceuticals Inc *	4,917	195,942
Surgery Partners Inc *	1,928	23,329
Surmodics Inc *	1,298	36,344
Syndax Pharmaceuticals Inc *	1,082	9,478
Synergy Pharmaceuticals Inc *	25,007	55,766
Syros Pharmaceuticals Inc *	1,266	12,318
Tactile Systems Technology Inc *	1,304	37,790
Team Inc *	1,373	20,458
Teladoc Inc *	5,435	189,410
Teligent Inc *	4,122	14,963
Tenet Healthcare Corp *	8,141	123,418
TG Therapeutics Inc *	5,293	43,403
The Boston Beer Co Inc ‘A’ *	842	160,906
The Brink’s Co	4,640	365,168
The Chefs’ Warehouse Inc *	1,794	36,777
The Ensign Group Inc	2,861	63,514
The Hackett Group Inc	2,442	38,364
The Medicines Co *	6,433	175,878
The Providence Service Corp *	961	57,026

	Shares	Value

TherapeuticsMD Inc *	16,719	$100,983
Theravance Biopharma Inc * (Cayman)	4,212	117,473
Tivity Health Inc *	2,457	89,803
Tocagen Inc *	1,573	16,123
Tootsie Roll Industries Inc	1,189	43,280
Travelport Worldwide Ltd	2,504	32,727
Trevena Inc *	303	485
TriNet Group Inc *	4,185	185,563
Triple-S Management Corp ‘B’ *	473	11,754
TrueBlue Inc *	262	7,205
Turning Point Brands Inc	512	10,819
Ultragenyx Pharmaceutical Inc *	3,994	185,242
US Physical Therapy Inc	1,223	88,301
USANA Health Sciences Inc *	1,148	85,009
Utah Medical Products Inc	289	23,525
Vanda Pharmaceuticals Inc *	4,406	66,971
Varex Imaging Corp *	3,801	152,686
VBI Vaccines Inc *	3,408	14,552
Vector Group Ltd	4,531	101,404
Vectrus Inc *	209	6,448
Veracyte Inc *	2,401	15,679
Versartis Inc *	3,432	7,550
Viad Corp	1,220	67,588
ViewRay Inc *	3,025	28,012
Viveve Medical Inc *	1,533	7,619
vTv Therapeutics Inc ‘A’ *	907	5,451
WaVe Life Sciences Ltd *	1,208	42,401
WD-40 Co	1,397	164,846
Weight Watchers International Inc *	2,658	117,696
Willdan Group Inc *	774	18,530
Wright Medical Group NV *	10,562	234,476
XBiotech Inc *	1,772	6,982
Xencor Inc *	3,792	83,121
ZIOPHARM Oncology Inc *	13,103	54,246
Zogenix Inc *	2,597	104,010
Zynerba Pharmaceuticals Inc *	1,166	14,598

		33,503,012

Diversified - 0.2%

HRG Group Inc *	11,373	192,772

Energy - 1.1%

Abraxas Petroleum Corp *	14,833	36,489
Bonanza Creek Energy Inc *	197	5,435
Carrizo Oil & Gas Inc *	7,784	165,644
CVR Energy Inc	122	4,543
Energy XXI Gulf Coast Inc *	595	3,415
Evolution Petroleum Corp	2,617	17,926
Flotek Industries Inc *	650	3,029
Gastar Exploration Inc *	9,870	10,364
Isramco Inc *	74	7,744
Jagged Peak Energy Inc *	5,921	93,433
Jones Energy Inc ‘A’ *	1,202	1,322
Lilis Energy Inc *	4,569	23,348
Matador Resources Co *	9,703	302,054
NCS Multistage Holdings Inc *	1,082	15,949
Panhandle Oil & Gas Inc ‘A’	858	17,632
Par Pacific Holdings Inc *	1,295	24,968
Pattern Energy Group Inc	1,669	35,867
Penn Virginia Corp *	1,274	49,826
Plug Power Inc *	22,913	54,075
ProPetro Holding Corp *	3,796	76,527
Ranger Energy Services Inc *	152	1,403
Resolute Energy Corp *	163	5,130
Ring Energy Inc *	4,877	67,790
Rosehill Resources Inc *	229	1,800
Sanchez Energy Corp *	5,697	30,251
Select Energy Services Inc ‘A’ *	2,666	48,628
SilverBow Resources Inc *	196	5,825

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-67

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Solaris Oilfield Infrastructure Inc ‘A’ *	1,618	$34,641
SRC Energy Inc *	2,639	22,511
Tellurian Inc *	5,976	58,206
TPI Composites Inc *	1,090	22,301
Ultra Petroleum Corp *	1,881	17,042
W&T Offshore Inc *	1,019	3,373
Westmoreland Coal Co *	503	609

		1,269,100

Financial - 9.4%

Access National Corp	98	2,728
Alexander’s Inc REIT	204	80,753
Allegiance Bancshares Inc *	824	31,024
Altisource Portfolio Solutions SA *	1,079	30,212
American Assets Trust Inc REIT	1,516	57,972
Ameris Bancorp	2,799	134,912
Armada Hoffler Properties Inc REIT	4,178	64,884
Artisan Partners Asset Management Inc ‘A’	4,577	180,792
Atlantic Capital Bancshares Inc *	402	7,075
Atlas Financial Holdings Inc *	583	11,981
Bankwell Financial Group Inc	101	3,468
Bear State Financial Inc	208	2,128
Blackhawk Network Holdings Inc *	5,533	197,251
Blue Hills Bancorp Inc	1,186	23,839
BofI Holding Inc *	2,605	77,890
Bryn Mawr Bank Corp	155	6,851
BSB Bancorp Inc *	230	6,728
Byline Bancorp Inc *	126	2,894
Capstar Financial Holdings Inc *	251	5,213
CareTrust REIT Inc	7,060	118,326
Carolina Financial Corp	1,467	54,499
Cass Information Systems Inc	1,209	70,376
Charter Financial Corp	262	4,595
City Office REIT Inc	672	8,743
Clipper Realty Inc REIT	204	2,038
CoBiz Financial Inc	384	7,676
Cohen & Steers Inc	2,163	102,288
Columbia Banking System Inc	738	32,059
Community Healthcare Trust Inc REIT	313	8,795
ConnectOne Bancorp Inc	837	21,553
Consolidated-Tomoka Land Co	369	23,432
Cowen Inc *	145	1,979
Crawford & Co ‘B’	933	8,975
Diamond Hill Investment Group Inc	316	65,305
Eagle Bancorp Inc *	2,573	148,977
EastGroup Properties Inc REIT	3,397	300,227
eHealth Inc *	1,421	24,683
Elevate Credit Inc *	245	1,845
Ellie Mae Inc *	3,425	306,195
Enova International Inc *	1,057	16,066
Equity Bancshares Inc ‘A’ *	365	12,925
Essent Group Ltd *	8,246	358,041
Evercore Inc ‘A’	3,899	350,910
FB Financial Corp *	636	26,706
Financial Engines Inc	5,921	179,406
First Connecticut Bancorp Inc	285	7,453
First Financial Bankshares Inc	4,186	188,579
First Financial Northwest Inc	120	1,861
First Foundation Inc *	1,006	18,651
First Industrial Realty Trust Inc REIT	2,669	83,993
Four Corners Property Trust Inc REIT	4,323	111,101
Franklin Financial Network Inc *	343	11,696
GAMCO Investors Inc ‘A’	94	2,787
Glacier Bancorp Inc	1,273	50,143
Global Medical REIT Inc	152	1,246
Gramercy Property Trust REIT	2,311	61,611
Green Bancorp Inc *	432	8,770
Greene County Bancorp Inc	242	7,889
Guaranty Bancorp	469	12,968
Guaranty Bancshares Inc	206	6,314

	Shares	Value

Hamilton Lane Inc ‘A’	970	$34,328
HarborOne Bancorp Inc *	640	12,262
HCI Group Inc	478	14,292
Health Insurance Innovations Inc ‘A’ *	1,142	28,493
Heritage Commerce Corp	380	5,822
Heritage Insurance Holdings Inc	324	5,838
HFF Inc ‘A’	3,712	180,552
Hingham Institution for Savings	66	13,662
Home BancShares Inc	12,881	299,483
Houlihan Lokey Inc	2,706	122,934
Howard Bancorp Inc *	177	3,894
Infinity Property & Casualty Corp	152	16,112
Investar Holding Corp	263	6,338
Investment Technology Group Inc	381	7,334
Investors Title Co	117	23,207
Kennedy-Wilson Holdings Inc	6,441	111,751
Kinsale Capital Group Inc	1,482	66,690
Ladenburg Thalmann Financial Services Inc	1,006	3,179
Lakeland Financial Corp	405	19,638
LegacyTexas Financial Group Inc	2,013	84,969
LendingClub Corp *	30,411	125,597
Live Oak Bancshares Inc	2,404	57,335
LTC Properties Inc REIT	1,595	69,462
Maiden Holdings Ltd	701	4,627
Marcus & Millichap Inc *	1,591	51,883
Marlin Business Services Corp	285	6,384
Maui Land & Pineapple Co Inc *	683	11,816
MB Financial Inc	699	31,119
MedEquities Realty Trust Inc REIT	850	9,537
Medley Management Inc ‘A’	232	1,508
Meridian Bancorp Inc	758	15,615
Meta Financial Group Inc	90	8,339
Metropolitan Bank Holding Corp *	54	2,273
Midland States Bancorp Inc	98	3,183
MidSouth Bancorp Inc	35	464
Moelis & Co ‘A’	3,160	153,260
Monmouth Real Estate Investment Corp REIT	1,280	22,784
National Bank Holdings Corp ‘A’	896	29,057
National Commerce Corp *	587	23,627
National General Holdings Corp	3,038	59,666
National Health Investors Inc REIT	1,856	139,905
National Storage Affiliates Trust REIT	483	13,167
NexPoint Residential Trust Inc REIT	112	3,129
NMI Holdings Inc ‘A’ *	896	15,232
Northfield Bancorp Inc	440	7,515
Ocwen Financial Corp *	743	2,326
Old Line Bancshares Inc	101	2,973
OM Asset Management PLC	7,647	128,087
Opus Bank *	1,320	36,036
Pacific Premier Bancorp Inc *	1,400	56,000
Paragon Commercial Corp *	47	2,501
People’s Utah Bancorp	175	5,303
Physicians Realty Trust REIT	9,915	178,371
Piper Jaffray Cos	84	7,245
Potlatch Corp REIT	4,085	203,841
PRA Group Inc *	2,685	89,142
Preferred Bank	1,329	78,119
Primerica Inc	4,484	455,350
PS Business Parks Inc REIT	2,005	250,805
Pzena Investment Management Inc ‘A’	1,334	14,234
QTS Realty Trust Inc ‘A’ REIT	5,007	271,179
R1 RCM Inc *	9,333	41,159
Redfin Corp *	373	11,682
Regional Management Corp *	93	2,447
Republic First Bancorp Inc *	1,109	9,371
Retail Opportunity Investments Corp REIT	1,190	23,741
Rexford Industrial Realty Inc REIT	3,127	91,183
RLI Corp	3,276	198,722
Ryman Hospitality Properties Inc REIT	4,475	308,864

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-68

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Sabra Health Care REIT Inc	3,035	$56,967
Safety Income & Growth Inc REIT	341	6,002
Saul Centers Inc REIT	1,034	63,850
ServisFirst Bancshares Inc	4,695	194,843
Silvercrest Asset Management Group Inc ‘A’	695	11,155
South State Corp	259	22,572
Southern Missouri Bancorp Inc	27	1,015
Stewart Information Services Corp	119	5,034
Terreno Realty Corp REIT	1,425	49,961
Texas Capital Bancshares Inc *	3,871	344,132
The Bank of NT Butterfield & Son Ltd (Bermuda)	3,924	142,402
The First of Long Island Corp	452	12,882
The GEO Group Inc REIT	2,779	65,584
The RMR Group Inc ‘A’	699	41,451
Third Point Reinsurance Ltd * (Bermuda)	4,591	67,258
Tompkins Financial Corp	80	6,508
Trinity Place Holdings Inc *	1,812	12,593
TriState Capital Holdings Inc *	628	14,444
Trupanion Inc *	2,297	67,233
UMH Properties Inc REIT	2,724	40,588
Union Bankshares Inc	355	18,797
United Insurance Holdings Corp	1,671	28,825
Universal Health Realty Income Trust REIT	1,276	95,840
Universal Insurance Holdings Inc	2,349	64,245
Urban Edge Properties REIT	10,395	264,969
Veritex Holdings Inc *	489	13,492
Virtu Financial Inc ‘A’	2,580	47,214
Virtus Investment Partners Inc	100	11,505
WageWorks Inc *	4,020	249,240
Walker & Dunlop Inc *	2,408	114,380
Washington REIT	2,877	89,532
Waterstone Financial Inc	223	3,802
West Bancorporation Inc	358	9,004
Western New England Bancorp Inc	256	2,790
Westwood Holdings Group Inc	817	54,094
WisdomTree Investments Inc	11,650	146,208
WSFS Financial Corp	827	39,572

		10,636,203

Industrial - 17.0%

AAON Inc	4,190	153,773
Actuant Corp ‘A’	3,019	76,381
Advanced Disposal Services Inc *	4,406	105,480
Advanced Drainage Systems Inc	3,569	85,121
Advanced Energy Industries Inc *	4,019	271,202
Aerojet Rocketdyne Holdings Inc *	6,994	218,213
Air Transport Services Group Inc *	5,951	137,706
Akoustis Technologies Inc *	1,303	8,118
Alamo Group Inc	826	93,231
Albany International Corp ‘A’	2,273	139,676
Allied Motion Technologies Inc	678	22,435
Altra Industrial Motion Corp	2,896	145,958
American Outdoor Brands Corp *	5,378	69,053
American Woodmark Corp *	1,427	185,867
Apogee Enterprises Inc	2,863	130,925
Applied Industrial Technologies Inc	3,885	264,568
Applied Optoelectronics Inc *	1,918	72,539
Aqua Metals Inc *	1,706	3,634
ArcBest Corp	330	11,797
Ardmore Shipping Corp * (Ireland)	1,418	11,344
Argan Inc	1,459	65,655
Astec Industries Inc	1,068	62,478
Astronics Corp *	2,167	89,865
Atkore International Group Inc *	3,357	72,008
Axon Enterprise Inc *	5,264	139,496
AZZ Inc	2,626	134,189
Badger Meter Inc	2,838	135,656
Barnes Group Inc	694	43,909

	Shares	Value

Bel Fuse Inc ‘B’	235	$5,916
Boise Cascade Co	766	30,563
Brady Corp ‘A’	3,670	139,093
Builders FirstSource Inc *	11,145	242,850
Caesarstone Ltd * (Israel)	1,477	32,494
Casella Waste Systems Inc ‘A’ *	798	18,370
Chase Corp	723	87,121
CIRCOR International Inc	828	40,307
Comfort Systems USA Inc	3,729	162,771
Continental Building Products Inc *	3,841	108,124
Control4 Corp *	2,339	69,609
Covanta Holding Corp	11,862	200,468
Curtiss-Wright Corp	3,349	408,076
CyberOptics Corp *	379	5,685
Daseke Inc *	2,199	31,424
DXP Enterprises Inc *	1,241	36,696
Dycom Industries Inc *	3,053	340,196
EMCOR Group Inc	4,503	368,120
Energous Corp *	1,940	37,733
Energy Recovery Inc *	3,771	32,996
EnerSys	4,423	307,973
EnPro Industries Inc	2,137	199,831
Evoqua Water Technologies Corp *	1,763	41,801
Exponent Inc	2,595	184,504
Fabrinet * (Thailand)	3,673	105,415
FARO Technologies Inc *	413	19,411
Federal Signal Corp	1,452	29,171
Fluidigm Corp *	3,861	22,741
Forterra Inc *	2,010	22,311
Forward Air Corp	3,007	172,722
Franklin Electric Co Inc	4,421	202,924
Generac Holdings Inc *	6,164	305,241
General Cable Corp	4,656	137,818
Global Brass & Copper Holdings Inc	2,017	66,763
GoPro Inc ‘A’ *	11,154	84,436
GP Strategies Corp *	1,154	26,773
Granite Construction Inc	3,125	198,219
Greif Inc ‘A’	2,235	135,396
Greif Inc ‘B’	491	34,051
Griffon Corp	2,551	51,913
Harsco Corp *	8,127	151,569
Heartland Express Inc	4,547	106,127
Heritage-Crystal Clean Inc *	809	17,596
Hill International Inc *	3,130	17,058
Hillenbrand Inc	6,410	286,527
Hudson Technologies Inc *	3,755	22,793
Hyster-Yale Materials Handling Inc	873	74,345
Ichor Holdings Ltd *	1,893	46,568
II-VI Inc *	1,779	83,524
Insteel Industries Inc	1,662	47,068
Intevac Inc *	1,985	13,597
Iteris Inc *	2,405	16,763
Itron Inc *	3,458	235,836
JELD-WEN Holding Inc *	6,825	268,700
John Bean Technologies Corp	3,179	352,233
Kadant Inc	1,096	110,038
Kaman Corp	227	13,357
KapStone Paper & Packaging Corp	8,800	199,672
KBR Inc	1,647	32,660
Keane Group Inc *	3,717	70,660
KEMET Corp *	5,596	84,276
Kennametal Inc	8,120	393,089
Knight-Swift Transportation Holdings Inc	12,716	555,943
Kratos Defense & Security Solutions Inc *	3,295	34,894
Lawson Products Inc *	496	12,276
Lindsay Corp	1,060	93,492
Littelfuse Inc	2,280	451,030
Louisiana-Pacific Corp *	13,837	363,360
Lydall Inc *	1,668	84,651
Masonite International Corp *	2,872	212,959

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-69

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

MasTec Inc *	6,738	$329,825
Matson Inc	1,971	58,815
Mesa Laboratories Inc	320	39,776
Methode Electronics Inc	3,620	145,162
MicroVision Inc *	8,249	13,446
Milacron Holdings Corp *	4,839	92,618
Mistras Group Inc *	195	4,577
Moog Inc ‘A’ *	307	26,663
MSA Safety Inc	3,371	261,320
Mueller Industries Inc	5,767	204,325
Mueller Water Products Inc ‘A’	9,513	119,198
Multi-Color Corp	1,381	103,368
Myers Industries Inc	2,357	45,961
MYR Group Inc *	724	25,869
Napco Security Technologies Inc *	1,203	10,526
National Presto Industries Inc	55	5,470
NCI Building Systems Inc *	4,087	78,879
NN Inc	2,736	75,514
Novanta Inc *	3,239	161,950
NV5 Global Inc *	609	32,977
NVE Corp	452	38,872
Omega Flex Inc	307	21,923
Orion Group Holdings Inc *	1,302	10,195
OSI Systems Inc *	1,770	113,953
Patrick Industries Inc *	2,453	170,361
PGT Innovations Inc *	4,962	83,610
Ply Gem Holdings Inc *	2,249	41,606
Primoris Services Corp	3,988	108,434
Proto Labs Inc *	2,506	258,118
Pure Cycle Corp *	1,730	14,445
Quanex Building Products Corp	266	6,224
Radiant Logistics Inc *	3,807	17,512
Raven Industries Inc	3,654	125,515
RBC Bearings Inc *	2,366	299,062
Rogers Corp *	1,824	295,342
Saia Inc *	1,125	79,594
Schneider National Inc ‘B’	3,902	111,441
Simpson Manufacturing Co Inc	630	36,168
Sparton Corp *	61	1,407
SPX Corp *	4,301	135,008
SPX FLOW Inc *	1,089	51,782
Standex International Corp	1,004	102,257
Sterling Construction Co Inc *	613	9,980
Sturm Ruger & Co Inc	1,710	95,503
Summit Materials Inc ‘A’ *	11,182	351,549
Sun Hydraulics Corp	2,386	154,350
SYNNEX Corp	604	82,114
Tech Data Corp *	275	26,942
Tennant Co	1,690	122,778
Tetra Tech Inc	5,277	254,088
TopBuild Corp *	2,135	161,705
Trex Co Inc *	2,989	323,978
Trinseo SA	3,142	228,109
TTM Technologies Inc *	2,020	31,653
Tutor Perini Corp *	579	14,678
Universal Forest Products Inc	5,378	202,320
Universal Logistics Holdings Inc	575	13,656
US Concrete Inc *	1,588	132,836
US Ecology Inc	2,206	112,506
Vicor Corp *	1,561	32,625
Watts Water Technologies Inc ‘A’	1,637	124,330
Woodward Inc	5,399	413,239
Worthington Industries Inc	4,130	181,968
YRC Worldwide Inc *	776	11,159
ZAGG Inc *	1,951	35,996

		19,228,094

Technology - 15.5%

2U Inc *	4,855	313,196
3D Systems Corp *	11,041	95,394

	Shares	Value

ACI Worldwide Inc *	11,811	$267,755
Acxiom Corp *	4,147	114,291
Alpha & Omega Semiconductor Ltd *	115	1,881
Alteryx Inc ‘A’ *	2,366	59,789
Ambarella Inc *	1,410	82,838
Amber Road Inc *	2,047	15,025
American Software Inc ‘A’	1,583	18,410
Amkor Technology Inc *	534	5,367
Appfolio Inc ‘A’ *	944	39,176
Apptio Inc ‘A’ *	2,347	55,201
Aquantia Corp *	374	4,237
Aspen Technology Inc *	7,412	490,674
Avid Technology Inc *	2,262	12,192
Axcelis Technologies Inc *	3,070	88,109
Barracuda Networks Inc *	2,576	70,840
Benefitfocus Inc *	1,624	43,848
Blackbaud Inc	4,827	456,103
Blackline Inc *	1,563	51,266
Bottomline Technologies de Inc *	3,538	122,698
Box Inc ‘A’ *	8,176	172,677
Brightcove Inc *	3,454	24,523
BroadSoft Inc *	3,202	175,790
Brooks Automation Inc	6,955	165,877
Cabot Microelectronics Corp	2,515	236,611
Callidus Software Inc *	6,822	195,450
Carbonite Inc *	2,532	63,553
Castlight Health Inc ‘B’ *	6,522	24,458
CEVA Inc *	2,184	100,792
Cirrus Logic Inc *	6,531	338,698
Cloudera Inc *	9,846	162,656
Cohu Inc	468	10,273
CommerceHub Inc ‘A’ *	1,396	30,698
CommerceHub Inc ‘C’ *	2,963	61,008
CommVault Systems Inc *	4,032	211,680
Computer Programs & Systems Inc	598	17,970
Cornerstone OnDemand Inc *	5,342	188,733
Cotiviti Holdings Inc *	3,709	119,467
Coupa Software Inc *	3,161	98,686
CSG Systems International Inc	2,774	121,557
Diebold Nixdorf Inc	7,629	124,734
Digimarc Corp *	959	34,668
Diodes Inc *	1,008	28,899
Donnelley Financial Solutions Inc *	3,063	59,698
Eastman Kodak Co *	1,452	4,501
Ebix Inc	2,430	192,578
Electronics For Imaging Inc *	4,682	138,259
EMCORE Corp *	740	4,773
Entegris Inc	14,375	437,719
Envestnet Inc *	4,355	217,097
EPAM Systems Inc *	5,041	541,555
Everbridge Inc *	1,731	51,445
Evolent Health Inc ‘A’ *	1,556	19,139
ExlService Holdings Inc *	3,312	199,879
Fair Isaac Corp	3,022	462,970
Five9 Inc *	5,425	134,974
ForeScout Technologies Inc *	384	12,246
FormFactor Inc *	7,267	113,729
Glu Mobile Inc *	763	2,777
Hortonworks Inc *	5,068	101,918
HubSpot Inc *	3,445	304,538
Immersion Corp *	2,966	20,940
Impinj Inc *	1,847	41,613
InnerWorkings Inc *	4,333	43,460
Inovalon Holdings Inc ‘A’ *	6,557	98,355
Inphi Corp *	4,244	155,330
Insight Enterprises Inc *	1,385	53,032
Instructure Inc *	2,256	74,674
Integrated Device Technology Inc *	13,558	403,079
j2 Global Inc	4,708	353,241
Kopin Corp *	5,627	18,006

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-70

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Lattice Semiconductor Corp *	12,392	$71,626
LivePerson Inc *	5,664	65,136
Lumentum Holdings Inc *	6,254	305,821
MACOM Technology Solutions Holdings Inc *	4,100	133,414
Majesco *	533	2,862
MAXIMUS Inc	6,508	465,843
MaxLinear Inc *	6,262	165,442
Medidata Solutions Inc *	5,700	361,209
Mercury Systems Inc *	4,368	224,297
MicroStrategy Inc ‘A’ *	546	71,690
MINDBODY Inc ‘A’ *	4,334	131,970
Mitek Systems Inc *	3,235	28,953
MKS Instruments Inc	5,455	515,498
MobileIron Inc *	5,595	21,821
Model N Inc *	2,343	36,902
Monolithic Power Systems Inc	4,037	453,597
Monotype Imaging Holdings Inc	2,041	49,188
MuleSoft Inc ‘A’ *	2,421	56,312
Nanometrics Inc *	2,032	50,637
New Relic Inc *	3,087	178,336
Nutanix Inc ‘A’ *	10,840	382,435
Omnicell Inc *	3,816	185,076
Park City Group Inc *	1,225	11,699
Paycom Software Inc *	4,986	400,525
PDF Solutions Inc *	2,715	42,626
Pegasystems Inc	3,709	174,879
Pixelworks Inc *	2,865	18,135
Power Integrations Inc	2,901	213,369
Presidio Inc *	1,391	26,665
Progress Software Corp	4,024	171,302
PROS Holdings Inc *	2,691	71,177
Pure Storage Inc ‘A’ *	9,842	156,094
QAD Inc ‘A’	645	25,058
Quality Systems Inc *	3,370	45,765
Qualys Inc *	3,264	193,718
Quantum Corp *	581	3,271
Radisys Corp *	580	583
Rambus Inc *	2,807	39,916
RealPage Inc *	5,941	263,186
Rosetta Stone Inc *	313	3,903
Rudolph Technologies Inc *	2,868	68,545
Science Applications International Corp	4,386	335,836
Semtech Corp *	6,556	224,215
SendGrid Inc *	601	14,406
Silicon Laboratories Inc *	4,245	374,834
Silver Spring Networks Inc *	1,016	16,500
Simulations Plus Inc	1,089	17,533
SMART Global Holdings Inc *	369	12,435
SPS Commerce Inc *	1,703	82,749
StarTek Inc *	1,035	10,319
Stratasys Ltd *	2,547	50,838
Super Micro Computer Inc *	843	17,640
Sykes Enterprises Inc *	366	11,511
Synaptics Inc *	3,482	139,071
Syntel Inc *	3,388	77,890
Tabula Rasa HealthCare Inc *	943	26,451
TeleTech Holdings Inc	1,422	57,236
The ExOne Co *	1,055	8,862
Tintri Inc *	885	4,514
Twilio Inc ‘A’ *	6,288	148,397
Ultra Clean Holdings Inc *	3,322	76,705
Unisys Corp *	3,578	29,161
Upland Software Inc *	859	18,606
USA Technologies Inc *	5,017	48,916
Varonis Systems Inc *	2,009	97,537
VeriFone Systems Inc *	943	16,701
Verint Systems Inc *	1,033	43,231
Veritone Inc *	260	6,032
Virtusa Corp *	1,989	87,675

	Shares	Value

Vocera Communications Inc *	2,962	$89,512
Workiva Inc *	2,541	54,377
Xcerra Corp *	4,751	46,512
Xperi Corp	4,941	120,560

		17,634,516

Utilities - 0.6%

American States Water Co	2,539	147,033
Atlantic Power Corp *	8,575	20,151
California Water Service Group	3,015	136,730
Chesapeake Utilities Corp	180	14,139
Global Water Resources Inc	1,058	9,882
MGE Energy Inc	1,726	108,911
Middlesex Water Co	1,361	54,318
New Jersey Resources Corp	689	27,698
Ormat Technologies Inc	1,936	123,827
RGC Resources Inc	255	6,905
Southwest Gas Holdings Inc	465	37,423
Spark Energy Inc ‘A’	1,010	12,524
The York Water Co	1,142	38,714

		738,255

Total Common Stocks (Cost $84,880,842)		110,125,210

EXCHANGE-TRADED FUND - 2.2%

iShares Russell 2000 Growth	13,052	2,436,809

Total Exchange-Traded Fund (Cost $2,361,408)		2,436,809

	Principal Amount

SHORT-TERM INVESTMENT - 0.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $653,334; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $668,374)	$653,319	653,319

Total Short-Term Investment (Cost $653,319)		653,319

TOTAL INVESTMENTS - 100.0% (Cost $87,916,284)		113,258,074

DERIVATIVES - 0.0%
(See Note (c) in Notes to Schedule of Investments)		2,637

OTHER ASSETS & LIABILITIES, NET - 0.0%		39,139

NET ASSETS - 100.0%		$113,299,850

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-71

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	29.6%
Industrial	17.0%
Technology	15.5%
Consumer, Cyclical	12.6%
Financial	9.4%
Communications	8.0%
Basic Materials	3.2%
Others (each less than 3.0%)	4.7%

100.0%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	An investment with a value of $42,736 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/18	9	$688,788	$691,425	$2,637

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$42,736	$-	$-	$42,736
	Common Stocks	110,125,210	110,125,210	-	-
	Exchange-Traded Fund	2,436,809	2,436,809	-	-
	Short-Term Investment	653,319	-	653,319	-
	Derivatives:
	Equity Contracts
	Futures	2,637	2,637	-	-

	Total	$113,260,711	$112,564,656	$653,319	$42,736

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-72

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

COMMON STOCKS - 97.9%

Basic Materials - 3.9%

Aceto Corp	5,451	$56,309
AdvanSix Inc *	764	32,142
AgroFresh Solutions Inc *	3,957	29,282
AK Steel Holding Corp *	59,112	334,574
Allegheny Technologies Inc *	23,592	569,511
American Vanguard Corp	5,522	108,507
Calgon Carbon Corp	8,640	184,032
Carpenter Technology Corp	8,788	448,100
Century Aluminum Co *	8,878	174,364
Clearwater Paper Corp *	3,036	137,834
Cleveland-Cliffs Inc *	56,331	406,147
Coeur Mining Inc *	28,928	216,960
Commercial Metals Co	21,870	466,268
Compass Minerals International Inc	549	39,665
CSW Industrials Inc *	1,560	71,682
Fairmount Santrol Holdings Inc *	3,441	17,996
Ferroglobe Representation & Warranty Insurance Trust * Ω ±	14,991	-
GCP Applied Technologies Inc *	13,617	434,382
Gold Resource Corp	9,759	42,940
Hawkins Inc	1,530	53,856
HB Fuller Co	2,347	126,433
Hecla Mining Co	73,719	292,665
Innophos Holdings Inc	3,610	168,695
Innospec Inc	4,515	318,759
Intrepid Potash Inc *	17,640	83,966
Kaiser Aluminum Corp	3,104	331,662
Klondex Mines Ltd * (Canada)	22,939	59,871
Kraton Corp *	4,408	212,333
Landec Corp *	3,742	47,149
Materion Corp	3,790	184,194
Minerals Technologies Inc	2,908	200,216
Neenah Paper Inc	546	49,495
Oil-Dri Corp of America	926	38,429
OMNOVA Solutions Inc *	2,984	29,840
Orchids Paper Products Co	1,684	21,555
PH Glatfelter Co	8,354	179,110
PQ Group Holdings Inc *	3,779	62,165
Rayonier Advanced Materials Inc	3,169	64,806
Ryerson Holding Corp *	2,927	30,441
Schnitzer Steel Industries Inc ‘A’	4,957	166,060
Schweitzer-Mauduit International Inc	4,614	209,291
Shiloh Industries Inc *	1,181	9,684
Smart Sand Inc *	362	3,135
Stepan Co	1,404	110,874
Tronox Ltd ‘A’	16,910	346,824
United States Lime & Minerals Inc	352	27,139
US Silica Holdings Inc	6,066	197,509
Valhi Inc	3,865	23,847
Verso Corp ‘A’ *	6,142	107,915

		7,528,613

Communications - 3.7%

1-800-Flowers.com Inc ‘A’ *	3,372	36,080
Acacia Communications Inc *	327	11,847
ADTRAN Inc	9,213	178,272
ATN International Inc	1,955	108,033
Beasley Broadcast Group Inc ‘A’	915	12,261
Blucora Inc *	6,478	143,164
Calix Inc *	7,931	47,189
Cars.com Inc *	13,546	390,667
Carvana Co *	2,284	43,670
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	15,125	70,331
ChannelAdvisor Corp *	498	4,482
Cincinnati Bell Inc *	7,972	166,216
Clear Channel Outdoor Holdings Inc ‘A’	6,806	31,308

	Shares	Value

Comtech Telecommunications Corp	4,374	$96,753
Consolidated Communications Holdings Inc	5,526	67,362
Daily Journal Corp *	207	47,655
DHI Group Inc *	9,049	17,193
Entercom Communications Corp ‘A’	5,384	58,147
Finisar Corp *	11,600	236,060
Frontier Communications Corp	14,671	99,176
FTD Cos Inc *	3,193	22,958
Gannett Co Inc	21,229	246,044
General Communication Inc ‘A’ *	292	11,394
Global Eagle Entertainment Inc *	9,811	22,467
Globalstar Inc *	37,228	48,769
Gray Television Inc *	4,195	70,266
Harmonic Inc *	14,892	62,546
Hawaiian Telcom Holdco Inc *	1,177	36,322
Hemisphere Media Group Inc *	2,503	28,910
Houghton Mifflin Harcourt Co *	5,820	54,126
IDT Corp ‘B’ *	1,340	14,204
Infinera Corp *	27,518	174,189
Intelsat SA *	6,911	23,428
Iridium Communications Inc *	15,801	186,452
KVH Industries Inc *	3,159	32,696
Lands’ End Inc *	2,444	47,780
Leaf Group Ltd *	2,078	20,572
Limelight Networks Inc *	7,384	32,563
Liquidity Services Inc *	4,451	21,587
MDC Partners Inc ‘A’ *	7,258	70,765
Meredith Corp	7,483	494,252
MSG Networks Inc ‘A’ *	11,335	229,534
NeoPhotonics Corp *	6,067	39,921
NETGEAR Inc *	5,897	346,449
New Media Investment Group Inc	9,637	161,709
Oclaro Inc *	4,058	27,351
ORBCOMM Inc *	1,020	10,384
Overstock.com Inc *	1,546	98,789
Perficient Inc *	6,151	117,300
Preformed Line Products Co	536	38,083
QuinStreet Inc *	6,746	56,531
RealNetworks Inc *	3,767	12,883
Saga Communications Inc ‘A’	748	30,257
Salem Media Group Inc	1,928	8,676
Scholastic Corp	5,343	214,308
Spok Holdings Inc	3,882	60,753
TechTarget Inc *	2,436	33,909
Telenav Inc *	2,635	14,492
The EW Scripps Co ‘A’ *	11,022	172,274
The Meet Group Inc *	10,612	29,926
The New York Times Co ‘A’	4,528	83,768
The Rubicon Project Inc *	8,497	15,889
Time Inc	18,808	347,008
TiVo Corp	22,286	347,662
Townsquare Media Inc ‘A’ *	1,508	11,581
tronc Inc *	1,506	26,491
Value Line Inc	245	4,741
VASCO Data Security International Inc *	5,126	71,251
ViaSat Inc *	9,463	708,306
Viavi Solutions Inc *	27,236	238,043
WideOpenWest Inc *	2,694	28,476
Windstream Holdings Inc	33,735	62,410
XO Group Inc *	1,201	22,170

		7,259,481

Consumer, Cyclical - 10.8%

Abercrombie & Fitch Co ‘A’	12,880	224,498
Acushnet Holdings Corp	6,058	127,703
AMC Entertainment Holdings Inc ‘A’	10,082	152,238
America’s Car-Mart Inc *	901	40,230
American Axle & Manufacturing Holdings Inc *	18,671	317,967
American Eagle Outfitters Inc	30,694	577,047
Anixter International Inc *	5,459	414,884

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-73

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Ascena Retail Group Inc *	31,676	$74,439
At Home Group Inc *	213	6,473
AV Homes Inc *	2,208	36,763
Barnes & Noble Education Inc *	6,999	57,672
Barnes & Noble Inc	11,264	75,469
Bassett Furniture Industries Inc	1,953	73,433
Beacon Roofing Supply Inc *	3,218	205,180
Beazer Homes USA Inc *	5,855	112,475
Belmond Ltd ‘A’ * (United Kingdom)	16,794	205,726
Big 5 Sporting Goods Corp	3,742	28,439
Biglari Holdings Inc *	188	77,907
Blue Bird Corp *	581	11,562
BMC Stock Holdings Inc *	11,799	298,515
Boot Barn Holdings Inc *	2,458	40,827
Boyd Gaming Corp	1,438	50,402
Brinker International Inc	2,188	84,982
Build-A-Bear Workshop Inc *	2,540	23,368
Caesars Entertainment Corp *	24,309	307,509
Caleres Inc	7,976	267,036
Callaway Golf Co	17,500	243,775
Carrols Restaurant Group Inc *	6,313	76,703
Century Casinos Inc *	3,822	34,895
Century Communities Inc *	3,306	102,817
Chico’s FAS Inc	24,031	211,953
Citi Trends Inc	2,586	68,426
Clarus Corp *	3,567	28,001
Columbia Sportswear Co	3,548	255,030
CompX International Inc	350	4,655
Conn’s Inc *	3,624	128,833
Cooper Tire & Rubber Co	9,745	344,486
Cooper-Standard Holdings Inc *	2,557	313,232
Crocs Inc *	3,865	48,854
Daktronics Inc	2,590	23,647
Dana Inc	14,156	453,134
Deckers Outdoor Corp *	5,590	448,597
Del Frisco’s Restaurant Group Inc *	3,922	59,810
Del Taco Restaurants Inc *	6,108	74,029
Delta Apparel Inc *	1,264	25,533
Denny’s Corp *	2,956	39,137
Dillard’s Inc ‘A’	2,656	159,493
DineEquity Inc	1,276	64,731
Drive Shack Inc *	5,934	32,815
DSW Inc ‘A’	12,276	262,829
El Pollo Loco Holdings Inc *	3,739	37,016
Empire Resorts Inc *	270	7,290
Eros International PLC * (India)	2,480	23,932
Escalade Inc	1,780	21,894
Essendant Inc	6,920	64,148
Ethan Allen Interiors Inc	4,629	132,389
Express Inc *	14,322	145,368
EZCORP Inc ‘A’ *	9,427	115,009
Fiesta Restaurant Group Inc *	4,494	85,386
FirstCash Inc	7,147	482,065
Flexsteel Industries Inc	1,405	65,726
Fogo De Chao Inc *	1,702	19,743
Fossil Group Inc *	8,624	67,008
Foundation Building Materials Inc *	1,851	27,376
Fred’s Inc ‘A’	6,249	25,308
Funko Inc ‘A’ *	1,359	9,037
G-III Apparel Group Ltd *	8,223	303,346
Gaia Inc *	1,472	18,253
Genesco Inc *	3,744	121,680
Gentherm Inc *	1,453	46,133
GNC Holdings Inc ‘A’ *	13,010	48,007
Golden Entertainment Inc *	1,561	50,967
Green Brick Partners Inc *	4,353	49,189
Group 1 Automotive Inc	3,784	268,550
Guess? Inc	11,310	190,913
Hamilton Beach Brands Holding Co ‘A’	1,582	40,642
Haverty Furniture Cos Inc	3,602	81,585

	Shares	Value

Hawaiian Holdings Inc	925	$36,861
Herman Miller Inc	1,623	65,001
Hibbett Sports Inc *	3,794	77,398
Hovnanian Enterprises Inc ‘A’ *	17,980	60,233
Huttig Building Products Inc *	1,051	6,989
Iconix Brand Group Inc *	9,482	12,232
ILG Inc	18,168	517,425
Interface Inc	1,152	28,973
International Speedway Corp ‘A’	4,434	176,695
J Alexander’s Holdings Inc *	2,376	23,047
Jack in the Box Inc	1,129	110,766
JC Penney Co Inc *	59,013	186,481
Johnson Outdoors Inc ‘A’	940	58,365
KB Home	12,469	398,385
Kimball International Inc ‘B’	986	18,409
Kirkland’s Inc *	2,778	33,239
Knoll Inc	623	14,354
La Quinta Holdings Inc *	12,101	223,384
La-Z-Boy Inc	5,069	158,153
LGI Homes Inc *	1,119	83,959
Libbey Inc	4,231	31,817
Liberty TripAdvisor Holdings Inc ‘A’ *	13,876	130,781
Lifetime Brands Inc	1,727	28,496
M/I Homes Inc *	4,010	137,944
MarineMax Inc *	1,980	37,422
Marriott Vacations Worldwide Corp	469	63,413
MDC Holdings Inc	5,061	161,345
Meritage Homes Corp *	6,797	348,006
Meritor Inc *	15,701	368,345
Miller Industries Inc	2,003	51,677
Mobile Mini Inc	8,258	284,901
Modine Manufacturing Co *	9,417	190,223
Monarch Casino & Resort Inc *	2,098	94,032
Motorcar Parts of America Inc *	3,619	90,439
Movado Group Inc	2,975	95,795
National CineMedia Inc	11,803	80,969
National Vision Holdings Inc *	2,464	100,063
Navistar International Corp *	8,794	377,087
Nexeo Solutions Inc *	4,706	42,825
Office Depot Inc	96,068	340,081
Oxford Industries Inc	1,864	140,154
Party City Holdco Inc *	4,750	66,262
PC Connection Inc	2,261	59,261
PCM Inc *	1,084	10,732
Penn National Gaming Inc *	13,728	430,098
Perry Ellis International Inc *	2,327	58,268
PetIQ Inc *	385	8,408
PICO Holdings Inc *	3,492	44,698
Pier 1 Imports Inc	15,351	63,553
Pinnacle Entertainment Inc *	2,930	95,899
Potbelly Corp *	3,108	38,228
RCI Hospitality Holdings Inc	1,473	41,215
Reading International Inc ‘A’ *	2,197	36,690
Red Lion Hotels Corp *	2,999	29,540
Red Robin Gourmet Burgers Inc *	142	8,009
Regis Corp *	6,527	100,255
Rush Enterprises Inc ‘A’ *	2,968	150,804
Rush Enterprises Inc ‘B’ *	517	24,925
ScanSource Inc *	4,709	168,582
Sears Holdings Corp *	1,660	5,943
Sequential Brands Group Inc *	7,101	12,640
Shoe Carnival Inc	2,166	57,941
SkyWest Inc	9,544	506,786
Sonic Automotive Inc ‘A’	4,801	88,578
Sonic Corp	3,155	86,699
Spartan Motors Inc	2,474	38,966
Speedway Motorsports Inc	2,278	42,986
Standard Motor Products Inc	1,521	68,308
Steelcase Inc ‘A’	3,039	46,193
Superior Industries International Inc	4,569	67,850

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-74

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Systemax Inc	405	$13,474
Tailored Brands Inc	6,367	138,992
The Buckle Inc	5,383	127,846
The Cato Corp ‘A’	4,292	68,329
The Container Store Group Inc *	2,975	14,102
The Finish Line Inc ‘A’	7,341	106,665
The Marcus Corp	518	14,167
The New Home Co Inc *	2,335	29,258
Tilly’s Inc ‘A’	2,213	32,664
Titan International Inc	9,169	118,097
Titan Machinery Inc *	3,369	71,322
Tower International Inc	3,660	111,813
TRI Pointe Group Inc *	26,718	478,787
Triton International Ltd * (Bermuda)	8,862	331,882
Unifi Inc *	2,840	101,871
UniFirst Corp	2,863	472,109
Vera Bradley Inc *	3,552	43,263
Veritiv Corp *	2,123	61,355
Vista Outdoor Inc *	10,658	155,287
Vitamin Shoppe Inc *	4,183	18,405
VOXX International Corp *	3,544	19,846
Wabash National Corp	7,896	171,343
Wesco Aircraft Holdings Inc *	10,356	76,634
Weyco Group Inc	1,259	37,417
William Lyon Homes ‘A’ *	4,185	121,700
Winnebago Industries Inc	758	42,145
Zoe’s Kitchen Inc *	2,764	46,214
Zumiez Inc *	3,626	75,511

		20,991,098

Consumer, Non-Cyclical - 11.6%

AAC Holdings Inc *	2,277	20,493
Aaron’s Inc	11,982	477,483
Abeona Therapeutics Inc *	5,285	83,767
ABM Industries Inc	5,210	196,521
Acacia Research Corp *	7,549	30,573
Accelerate Diagnostics Inc *	319	8,358
Acceleron Pharma Inc *	1,229	52,159
ACCO Brands Corp *	19,948	243,366
Achillion Pharmaceuticals Inc *	21,593	62,188
Acorda Therapeutics Inc *	7,144	153,239
Adamas Pharmaceuticals Inc *	1,309	44,362
Adtalem Global Education Inc *	11,371	478,151
Advaxis Inc *	1,121	3,184
Agenus Inc *	2,569	8,375
Aileron Therapeutics Inc *	77	812
Akcea Therapeutics Inc *	790	13,714
Alder Biopharmaceuticals Inc *	9,810	112,324
Alico Inc	576	16,992
Almost Family Inc *	1,760	97,416
AMAG Pharmaceuticals Inc *	6,542	86,682
American Public Education Inc *	2,964	74,248
American Renal Associates Holdings Inc *	217	3,776
Analogic Corp	2,343	196,226
AngioDynamics Inc *	6,794	112,984
Anika Therapeutics Inc *	460	24,799
Apellis Pharmaceuticals Inc *	521	11,306
Aratana Therapeutics Inc *	335	1,762
ARC Document Solutions Inc *	7,598	19,375
Ardelyx Inc *	6,070	40,062
Array BioPharma Inc *	4,530	57,984
Ascent Capital Group Inc ‘A’ *	1,928	22,153
Atara Biotherapeutics Inc *	5,058	91,550
Athenex Inc *	450	7,155
Audentes Therapeutics Inc *	225	7,031
B. Riley Financial Inc	4,069	73,649
Bellicum Pharmaceuticals Inc *	1,618	13,607
BioCryst Pharmaceuticals Inc *	2,406	11,813
Biohaven Pharmaceutical Holding Co Ltd *	240	6,475
BioScrip Inc *	19,145	55,712
BioTime Inc *	16,515	35,507

	Shares	Value

Bluebird Bio Inc *	5,576	$993,086
Bridgepoint Education Inc *	428	3,552
Cadiz Inc *	3,718	52,982
CAI International Inc *	1,522	43,103
Cal-Maine Foods Inc *	5,415	240,697
Calyxt Inc *	450	9,914
Cambium Learning Group Inc *	1,810	10,281
Capella Education Co	125	9,675
Cara Therapeutics Inc *	715	8,752
Career Education Corp *	12,611	152,341
Carriage Services Inc	1,713	44,041
Cascadian Therapeutics Inc *	6,134	22,696
CBIZ Inc *	9,643	148,984
Celldex Therapeutics Inc *	24,859	70,600
Central Garden & Pet Co *	1,809	70,406
Central Garden & Pet Co ‘A’ *	5,759	217,172
Cerus Corp *	2,237	7,561
Chimerix Inc *	8,518	39,438
Clearside Biomedical Inc *	1,684	11,788
Collegium Pharmaceutical Inc *	4,436	81,889
Community Health Systems Inc *	17,551	74,767
Concert Pharmaceuticals Inc *	1,942	50,240
ConforMIS Inc *	4,831	11,498
CONMED Corp	5,203	265,197
Corvus Pharmaceuticals Inc *	1,522	15,768
CRA International Inc	1,529	68,729
Cross Country Healthcare Inc *	3,458	44,124
CryoLife Inc *	1,924	36,845
CSS Industries Inc	1,610	44,806
Darling Ingredients Inc *	30,874	559,746
Dean Foods Co	16,219	187,492
Deciphera Pharmaceuticals Inc *	396	8,977
Dermira Inc *	1,281	35,625
Diplomat Pharmacy Inc *	9,132	183,279
Dova Pharmaceuticals Inc *	286	8,237
Dynavax Technologies Corp *	10,656	199,267
Editas Medicine Inc *	1,815	55,775
Emerald Expositions Events Inc	3,165	64,376
Emergent BioSolutions Inc *	3,247	150,888
Enanta Pharmaceuticals Inc *	2,895	169,879
Ennis Inc	4,672	96,944
Enzo Biochem Inc *	505	4,116
Epizyme Inc *	2,074	26,029
EVERTEC Inc	1,893	25,839
Exactech Inc *	1,952	96,526
Farmer Brothers Co *	1,618	52,019
Fate Therapeutics Inc *	5,295	32,352
Five Prime Therapeutics Inc *	5,195	113,874
FONAR Corp *	128	3,117
Franklin Covey Co *	400	8,300
Fresh Del Monte Produce Inc	6,115	291,502
FTI Consulting Inc *	7,142	306,820
G1 Therapeutics Inc *	438	8,690
Genocea Biosciences Inc *	739	857
Great Lakes Dredge & Dock Corp *	9,555	51,597
Haemonetics Corp *	1,849	107,390
Halyard Health Inc *	8,790	405,922
Heidrick & Struggles International Inc	3,316	81,408
Helen of Troy Ltd *	2,778	267,660
Heron Therapeutics Inc *	1,208	21,865
Hertz Global Holdings Inc *	10,292	227,453
HMS Holdings Corp *	2,021	34,256
Horizon Pharma PLC *	30,718	448,483
Hostess Brands Inc *	14,137	209,369
Huron Consulting Group Inc *	4,130	167,058
ICF International Inc *	3,376	177,240
ICU Medical Inc *	819	176,904
Idera Pharmaceuticals Inc *	803	1,694
Immune Design Corp *	5,408	21,091
Immunomedics Inc *	11,735	189,638

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-75

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Impax Laboratories Inc *	13,936	$232,034
Information Services Group Inc *	2,975	12,406
Ingles Markets Inc ‘A’	2,767	95,738
Insmed Inc *	2,082	64,917
Integer Holdings Corp *	5,797	262,604
Intellia Therapeutics Inc *	3,133	60,216
Inter Parfums Inc	1,721	74,777
Intra-Cellular Therapies Inc *	7,986	115,637
Invacare Corp	6,201	104,487
Iovance Biotherapeutics Inc *	10,772	86,176
K12 Inc *	7,316	116,324
Kala Pharmaceuticals Inc *	434	8,025
Karyopharm Therapeutics Inc *	4,824	46,310
Kelly Services Inc ‘A’	5,886	160,511
Kindred Biosciences Inc *	4,474	42,279
Kindred Healthcare Inc	15,857	153,813
Korn/Ferry International	9,890	409,248
Lannett Co Inc *	5,308	123,146
Lantheus Holdings Inc *	356	7,280
Laureate Education Inc ‘A’ *	10,430	141,431
LHC Group Inc *	182	11,148
Liberty Tax Inc	1,267	13,937
Limoneira Co	1,494	33,466
LivaNova PLC *	9,117	728,631
LSC Communications Inc	6,277	95,097
Luminex Corp	4,240	83,528
MacroGenics Inc *	4,495	85,405
Magellan Health Inc *	1,225	118,274
McGrath RentCorp	4,191	196,893
MediciNova Inc *	740	4,788
Medpace Holdings Inc *	1,252	45,398
Melinta Therapeutics Inc *	1,661	26,244
Meridian Bioscience Inc	1,166	16,324
Merrimack Pharmaceuticals Inc	851	8,723
Mersana Therapeutics Inc *	340	5,586
MGP Ingredients Inc	301	23,141
Minerva Neurosciences Inc *	686	4,150
Miragen Therapeutics Inc *	595	6,206
Momenta Pharmaceuticals Inc *	10,597	147,828
MoneyGram International Inc *	5,168	68,114
MyoKardia Inc *	290	12,209
Myriad Genetics Inc *	12,154	417,429
NanoString Technologies Inc *	2,483	18,548
NantKwest Inc *	5,605	25,166
National HealthCare Corp	2,129	129,741
National Research Corp ‘A’	236	8,803
Natural Grocers by Vitamin Cottage Inc *	1,632	14,574
Nature’s Sunshine Products Inc	1,917	22,141
Navigant Consulting Inc *	8,727	169,391
Neos Therapeutics Inc *	111	1,132
Novavax Inc *	36,215	44,907
Novelion Therapeutics Inc * (Canada)	2,647	8,259
Nymox Pharmaceutical Corp * (Canada)	3,061	10,101
Obalon Therapeutics Inc *	581	3,840
OraSure Technologies Inc *	583	10,995
Orthofix International NV *	2,562	140,141
Otonomy Inc *	5,179	28,743
Owens & Minor Inc	11,355	214,382
PDL BioPharma Inc *	28,987	79,424
Phibro Animal Health Corp ‘A’	251	8,409
Portola Pharmaceuticals Inc *	753	36,656
Protagonist Therapeutics Inc *	962	20,010
Prothena Corp PLC * (Ireland)	1,674	62,758
PTC Therapeutics Inc *	1,514	25,254
Quad/Graphics Inc	2,598	58,715
Quotient Ltd *	1,797	8,895
Recro Pharma Inc *	2,259	20,896
REGENXBIO Inc *	3,652	121,429
Rent-A-Center Inc	8,117	90,099
Resources Connection Inc	5,526	85,377

	Shares	Value

Retrophin Inc *	7,286	$153,516
Revlon Inc ‘A’ *	1,481	32,286
Rhythm Pharmaceuticals Inc *	402	11,682
Rockwell Medical Inc *	797	4,639
RPX Corp	8,585	115,382
RR Donnelley & Sons Co	9,541	88,731
RTI Surgical Inc *	2,354	9,651
Sanderson Farms Inc	3,776	524,033
Sarepta Therapeutics Inc *	2,657	147,835
SEACOR Marine Holdings Inc *	2,975	34,808
Seneca Foods Corp ‘A’ *	1,415	43,511
ServiceSource International Inc *	4,454	13,763
Sienna Biopharmaceuticals Inc *	285	5,173
Sientra Inc *	2,551	35,867
Smart & Final Stores Inc *	4,096	35,021
Snyder’s-Lance Inc	16,183	810,445
SP Plus Corp *	2,213	82,102
SpartanNash Co	6,962	185,746
Spectrum Pharmaceuticals Inc *	16,319	309,245
Stemline Therapeutics Inc *	3,302	51,511
Sucampo Pharmaceuticals Inc ‘A’ *	818	14,683
SUPERVALU Inc *	7,164	154,742
Syndax Pharmaceuticals Inc *	116	1,016
Team Inc *	2,953	44,000
Tejon Ranch Co *	3,343	69,401
Tetraphase Pharmaceuticals Inc *	9,838	61,979
Textainer Group Holdings Ltd *	5,008	107,672
The Andersons Inc	5,067	157,837
The Chefs’ Warehouse Inc *	318	6,519
The Ensign Group Inc	3,653	81,097
The Medicines Co *	949	25,946
The Providence Service Corp *	371	22,015
Tivity Health Inc *	2,377	86,879
Tootsie Roll Industries Inc	978	35,599
Travelport Worldwide Ltd	18,933	247,454
Trevena Inc *	9,513	15,221
Triple-S Management Corp ‘B’ *	3,413	84,813
TrueBlue Inc *	7,302	200,805
United Natural Foods Inc *	9,561	471,070
Universal Corp	4,685	245,962
Utah Medical Products Inc	92	7,489
Vector Group Ltd	10,052	224,964
Vectrus Inc *	1,641	50,625
Viad Corp	1,557	86,258
Village Super Market Inc ‘A’	1,410	32,331
Voyager Therapeutics Inc *	3,211	53,303
Weight Watchers International Inc *	373	16,516
Weis Markets Inc	1,834	75,909
Zogenix Inc *	1,597	63,960

		22,567,495

Diversified - 0.0%

HRG Group Inc *	1,146	19,425

Energy - 6.5%

Abraxas Petroleum Corp *	1,958	4,817
Adams Resources & Energy Inc	340	14,790
Approach Resources Inc *	7,680	22,733
Arch Coal Inc ‘A’	3,620	337,239
Archrock Inc	13,312	139,776
Basic Energy Services Inc *	3,182	74,682
Bill Barrett Corp *	14,090	72,282
Bonanza Creek Energy Inc *	3,454	95,296
Bristow Group Inc	6,069	81,749
C&J Energy Services Inc *	8,787	294,101
California Resources Corp *	7,961	154,762
Callon Petroleum Co *	37,910	460,606
CARBO Ceramics Inc *	4,185	42,603
Clean Energy Fuels Corp *	25,109	50,971
Cloud Peak Energy Inc *	13,757	61,219
Contango Oil & Gas Co *	3,922	18,473
CVR Energy Inc	2,843	105,873

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-76

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Delek US Holdings Inc	14,777	$516,308
Denbury Resources Inc *	73,637	162,738
Diamond Offshore Drilling Inc *	12,133	225,552
Dril-Quip Inc *	7,167	341,866
Earthstone Energy Inc ‘A’ *	4,447	47,272
Eclipse Resources Corp *	15,893	38,143
Energy XXI Gulf Coast Inc *	4,615	26,490
Ensco PLC ‘A’	80,715	477,026
EP Energy Corp ‘A’ *	7,020	16,567
Era Group Inc *	3,545	38,109
Exterran Corp *	6,061	190,558
Flotek Industries Inc *	9,198	42,863
Forum Energy Technologies Inc *	15,317	238,179
Frank’s International NV	9,267	61,626
FutureFuel Corp	4,586	64,617
Gastar Exploration Inc *	18,289	19,203
Geospace Technologies Corp *	2,607	33,813
Green Plains Inc	7,326	123,443
Gulf Island Fabrication Inc	2,332	31,307
Halcon Resources Corp *	24,202	183,209
Hallador Energy Co	2,683	16,339
Helix Energy Solutions Group Inc *	26,238	197,835
Independence Contract Drilling Inc *	7,086	28,202
Jones Energy Inc ‘A’ *	8,009	8,810
Key Energy Services Inc *	1,830	21,576
Mammoth Energy Services Inc *	1,428	28,032
Matrix Service Co *	4,925	87,665
McDermott International Inc *	53,366	351,148
Midstates Petroleum Co Inc *	2,141	35,498
MRC Global Inc *	16,747	283,359
NACCO Industries Inc ‘A’	791	29,781
Natural Gas Services Group Inc *	2,396	62,775
Newpark Resources Inc *	15,907	136,800
Noble Corp PLC *	45,703	206,578
NOW Inc *	20,043	221,074
Oasis Petroleum Inc *	50,205	422,224
Oil States International Inc *	9,500	268,850
Pacific Ethanol Inc *	8,647	39,344
Panhandle Oil & Gas Inc ‘A’	1,240	25,482
Par Pacific Holdings Inc *	3,622	69,832
Parker Drilling Co *	24,776	24,776
Pattern Energy Group Inc	11,778	253,109
PDC Energy Inc *	12,552	646,930
Peabody Energy Corp *	12,562	494,566
Penn Virginia Corp *	297	11,616
PHI Inc *	2,007	23,221
Pioneer Energy Services Corp *	13,893	42,374
ProPetro Holding Corp *	3,647	73,524
Ramaco Resources Inc *	1,331	9,157
Ranger Energy Services Inc *	990	9,138
Renewable Energy Group Inc *	7,424	87,603
Resolute Energy Corp *	3,775	118,799
REX American Resources Corp *	1,081	89,496
Ring Energy Inc *	485	6,741
Rosehill Resources Inc *	427	3,356
Rowan Cos PLC ‘A’ *	22,138	346,681
SandRidge Energy Inc *	6,569	138,409
SEACOR Holdings Inc *	3,093	142,958
SemGroup Corp ‘A’	12,491	377,228
SilverBow Resources Inc *	1,040	30,909
SRC Energy Inc *	39,567	337,507
Stone Energy Corp *	3,586	115,326
SunCoke Energy Inc *	12,046	144,432
Sunrun Inc *	15,892	93,763
Superior Energy Services Inc *	28,515	274,599
TerraForm Power Inc ‘A’	8,639	103,322
TETRA Technologies Inc *	21,267	90,810
Thermon Group Holdings Inc *	5,946	140,742
Trecora Resources *	3,629	48,991
Ultra Petroleum Corp *	33,766	305,920

	Shares	Value

Unit Corp *	9,900	$217,800
Vivint Solar Inc *	5,555	22,498
W&T Offshore Inc *	16,457	54,473
Warrior Met Coal Inc	6,320	158,948
Westmoreland Coal Co *	2,505	3,031
WildHorse Resource Development Corp *	9,210	169,556

		12,664,374

Financial - 39.6%

1st Source Corp	3,077	152,158
Acadia Realty Trust REIT	15,473	423,341
Access National Corp	2,602	72,440
ACNB Corp	1,254	37,056
AG Mortgage Investment Trust Inc REIT	5,428	103,186
Agree Realty Corp REIT	5,242	269,648
Aircastle Ltd	8,999	210,487
Alexander & Baldwin Inc REIT	8,882	246,387
Alexander’s Inc REIT	21	8,313
Allegiance Bancshares Inc *	624	23,494
Altisource Residential Corp REIT	9,346	110,844
Ambac Financial Group Inc *	6,988	111,668
American Assets Trust Inc REIT	4,869	186,191
American Equity Investment Life Holding Co	15,188	466,727
American National Bankshares Inc	1,486	56,914
Ameris Bancorp	1,642	79,144
AMERISAFE Inc	3,530	217,448
Ames National Corp	1,579	43,975
AmTrust Financial Services Inc	16,046	161,583
Anworth Mortgage Asset Corp REIT	18,455	100,395
Apollo Commercial Real Estate Finance Inc REIT	20,030	369,553
Ares Commercial Real Estate Corp REIT	5,275	68,048
Argo Group International Holdings Ltd	5,523	340,493
Arlington Asset Investment Corp ‘A’	4,098	48,274
Armada Hoffler Properties Inc REIT	1,050	16,307
ARMOUR Residential REIT Inc	7,529	193,646
Arrow Financial Corp	2,220	75,369
Ashford Hospitality Prime Inc REIT	5,065	49,282
Ashford Hospitality Trust Inc REIT	14,998	100,937
Associated Capital Group Inc ‘A’	944	32,190
Atlantic Capital Bancshares Inc *	3,133	55,141
Atlas Financial Holdings Inc *	1,077	22,132
Baldwin & Lyons Inc ‘B’	1,831	43,852
Banc of California Inc	8,187	169,062
BancFirst Corp	3,190	163,168
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	5,801	156,047
BancorpSouth Bank	16,322	513,327
Bank Mutual Corp	7,938	84,540
Bank of Commerce Holdings	2,692	30,958
Bank of Marin Bancorp	1,255	85,340
BankFinancial Corp	2,762	42,369
Bankwell Financial Group Inc	1,012	34,752
Banner Corp	6,257	344,886
Bar Harbor Bankshares	2,797	75,547
BCB Bancorp Inc	2,325	33,713
Bear State Financial Inc	3,817	39,048
Beneficial Bancorp Inc	13,192	217,008
Berkshire Hills Bancorp Inc	7,492	274,207
Blue Capital Reinsurance Holdings Ltd (Bermuda)	1,207	14,544
Blue Hills Bancorp Inc	2,293	46,089
Bluerock Residential Growth REIT Inc	4,365	44,130
BofI Holding Inc *	6,672	199,493
Boston Private Financial Holdings Inc	15,918	245,933
Bridge Bancorp Inc	3,517	123,095
Brookline Bancorp Inc	14,182	222,657
Bryn Mawr Bank Corp	3,225	142,545
BSB Bancorp Inc *	1,223	35,773
Byline Bancorp Inc *	1,186	27,242
C&F Financial Corp	626	36,308

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-77

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Cadence BanCorp *	3,764	$102,080
Camden National Corp	2,945	124,073
Cannae Holdings Inc *	11,640	198,229
Capital City Bank Group Inc	2,185	50,124
Capitol Federal Financial Inc	24,320	326,131
Capstar Financial Holdings Inc *	1,100	22,847
Capstead Mortgage Corp REIT	17,194	148,728
CareTrust REIT Inc	1,199	20,095
Carolina Financial Corp	781	29,014
CatchMark Timber Trust Inc ‘A’ REIT	8,026	105,381
Cathay General Bancorp	14,452	609,441
CBL & Associates Properties Inc REIT	31,051	175,749
CBTX Inc	503	14,919
Cedar Realty Trust Inc REIT	16,825	102,296
CenterState Bank Corp	10,107	260,053
Central Pacific Financial Corp	4,635	138,262
Central Valley Community Bancorp	1,766	35,638
Century Bancorp Inc ‘A’	547	42,803
Charter Financial Corp	1,807	31,695
Chatham Lodging Trust REIT	8,457	192,481
Chemical Financial Corp	13,345	713,557
Chemung Financial Corp	528	25,397
Cherry Hill Mortgage Investment Corp REIT	2,157	38,804
Chesapeake Lodging Trust REIT	11,192	303,191
Citizens & Northern Corp	2,325	55,800
Citizens Inc *	8,781	64,540
City Holding Co	2,836	191,345
City Office REIT Inc	4,705	61,212
Civista Bancshares Inc	1,748	38,456
Clifton Bancorp Inc	3,710	63,441
Clipper Realty Inc REIT	2,748	27,453
CNB Financial Corp	2,767	72,606
CNO Financial Group Inc	31,460	776,747
CoBiz Financial Inc	6,556	131,054
Codorus Valley Bancorp Inc	1,694	46,636
Columbia Banking System Inc	12,212	530,489
Community Bank System Inc	9,231	496,166
Community Bankers Trust Corp *	3,750	30,563
Community Healthcare Trust Inc REIT	2,722	76,488
Community Trust Bancorp Inc	2,860	134,706
ConnectOne Bancorp Inc	4,047	104,210
Consolidated-Tomoka Land Co	103	6,541
CorEnergy Infrastructure Trust Inc REIT	2,271	86,752
County Bancorp Inc	813	24,195
Cousins Properties Inc REIT	78,698	727,956
Cowen Inc *	4,660	63,609
Crawford & Co ‘B’	700	6,734
Customers Bancorp Inc *	5,302	137,799
CVB Financial Corp	19,493	459,255
CYS Investments Inc REIT	29,457	236,540
DiamondRock Hospitality Co REIT	37,984	428,839
Dime Community Bancshares Inc	6,024	126,203
DNB Financial Corp	532	17,928
Donegal Group Inc ‘A’	1,971	34,098
Dynex Capital Inc REIT	9,704	68,025
Eagle Bancorp Inc *	1,137	65,832
Easterly Government Properties Inc REIT	7,736	165,086
Education Realty Trust Inc REIT	14,313	499,810
eHealth Inc *	290	5,037
Elevate Credit Inc *	2,490	18,750
Ellington Residential Mortgage REIT	2,101	25,296
EMC Insurance Group Inc	1,799	51,613
Employers Holdings Inc	6,085	270,174
Encore Capital Group Inc *	4,544	191,302
Enova International Inc *	4,236	64,387
Enstar Group Ltd * (Bermuda)	2,109	423,382
Entegra Financial Corp *	1,244	36,387
Enterprise Bancorp Inc	1,719	58,532
Enterprise Financial Services Corp	4,202	189,720
Equity Bancshares Inc ‘A’ *	1,294	45,821

	Shares	Value

ESSA Bancorp Inc	1,793	$28,096
Evans Bancorp Inc	835	34,987
Farmers & Merchants Bancorp Inc	1,692	69,034
Farmers Capital Bank Corp	1,438	55,363
Farmers National Banc Corp	4,569	67,393
Farmland Partners Inc REIT	6,215	53,946
FB Financial Corp *	1,265	53,117
FBL Financial Group Inc ‘A’	1,937	134,912
FCB Financial Holdings Inc ‘A’ *	6,809	345,897
Federal Agricultural Mortgage Corp ‘C’	1,719	134,495
Federated National Holding Co	2,279	37,763
Fidelity Southern Corp	4,022	87,680
Financial Institutions Inc	2,711	84,312
First Bancorp Inc	2,028	55,222
First Bancorp NC	5,290	186,790
First BanCorp PR *	36,086	184,039
First Busey Corp	7,577	226,855
First Business Financial Services Inc	1,477	32,671
First Citizens BancShares Inc ‘A’	1,403	565,409
First Commonwealth Financial Corp	18,422	263,803
First Community Bancshares Inc	3,049	87,598
First Connecticut Bancorp Inc	2,181	57,033
First Defiance Financial Corp	1,856	96,456
First Financial Bancorp	11,597	305,581
First Financial Bankshares Inc	4,149	186,912
First Financial Corp	1,943	88,115
First Financial Northwest Inc	1,384	21,466
First Foundation Inc *	3,768	69,859
First Guaranty Bancshares Inc	746	18,650
First Industrial Realty Trust Inc REIT	17,288	544,053
First Internet Bancorp	1,483	56,576
First Interstate BancSystem Inc ‘A’	4,969	199,008
First Merchants Corp	7,686	323,273
First Mid-Illinois Bancshares Inc	1,887	72,725
First Midwest Bancorp Inc	19,236	461,856
First Northwest Bancorp *	2,011	32,779
Flagstar Bancorp Inc *	3,973	148,670
Flushing Financial Corp	5,173	142,258
FNB Bancorp	914	33,352
Forestar Group Inc *	1,974	43,428
Four Corners Property Trust Inc REIT	3,620	93,034
Franklin Financial Network Inc *	1,621	55,276
Franklin Street Properties Corp REIT	19,993	214,725
FRP Holdings Inc *	1,290	57,083
Fulton Financial Corp	32,286	577,919
GAIN Capital Holdings Inc	6,395	63,950
GAMCO Investors Inc ‘A’	757	22,445
Genworth Financial Inc ‘A’ *	95,096	295,749
German American Bancorp Inc	4,056	143,298
Getty Realty Corp REIT	5,891	160,000
Glacier Bancorp Inc	12,442	490,090
Gladstone Commercial Corp REIT	5,315	111,934
Global Indemnity Ltd * (Cayman)	1,658	69,669
Global Medical REIT Inc	2,953	24,215
Global Net Lease Inc REIT	12,936	266,223
Government Properties Income Trust REIT	11,743	217,715
Gramercy Property Trust REIT	25,618	682,976
Granite Point Mortgage Trust Inc REIT	8,152	144,616
Great Ajax Corp REIT	3,107	42,939
Great Southern Bancorp Inc	2,090	107,949
Great Western Bancorp Inc	11,150	443,770
Green Bancorp Inc *	3,124	63,417
Greene County Bancorp Inc	134	4,368
Greenhill & Co Inc	4,729	92,216
Greenlight Capital Re Ltd ‘A’ *	5,759	115,756
Griffin Industrial Realty Inc	167	6,129
Guaranty Bancorp	3,671	101,503
Hallmark Financial Services Inc *	2,590	27,014
Hamilton Lane Inc ‘A’	982	34,753
Hancock Holding Co	15,965	790,267

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-78

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Hanmi Financial Corp	6,043	$183,405
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	9,447	227,295
HarborOne Bancorp Inc *	1,229	23,548
HCI Group Inc	689	20,601
Healthcare Realty Trust Inc REIT	23,017	739,306
Heartland Financial USA Inc	4,603	246,951
Heritage Commerce Corp	6,087	93,253
Heritage Financial Corp	5,626	173,281
Heritage Insurance Holdings Inc	3,647	65,719
Hersha Hospitality Trust REIT	7,577	131,840
Hilltop Holdings Inc	13,856	350,972
Hingham Institution for Savings	122	25,254
Home Bancorp Inc	1,058	45,727
Home BancShares Inc	5,596	130,107
HomeStreet Inc *	5,068	146,719
HomeTrust Bancshares Inc *	3,059	78,769
Hope Bancorp Inc	24,482	446,796
Horace Mann Educators Corp	7,782	343,186
Horizon Bancorp	4,115	114,397
Howard Bancorp Inc *	1,253	27,566
IBERIABANK Corp	9,530	738,575
Impac Mortgage Holdings Inc *	1,852	18,816
Independence Holding Co	1,222	33,544
Independence Realty Trust Inc REIT	15,574	157,142
Independent Bank Corp MA	5,057	353,231
Independent Bank Corp MI	3,951	88,305
Independent Bank Group Inc	3,373	228,015
Infinity Property & Casualty Corp	1,742	184,652
InfraREIT Inc *	8,050	149,569
International Bancshares Corp	10,359	411,252
INTL. FCStone Inc *	2,960	125,889
Invesco Mortgage Capital Inc REIT	21,219	378,335
Investar Holding Corp	1,010	24,341
Investment Technology Group Inc	5,416	104,258
Investors Bancorp Inc	48,710	676,095
Investors Real Estate Trust REIT	22,876	129,936
Investors Title Co	69	13,686
iStar Inc REIT *	12,921	146,007
James River Group Holdings Ltd	4,648	185,966
Jernigan Capital Inc REIT	2,595	49,331
Kearny Financial Corp	15,325	221,446
Kemper Corp	7,498	516,612
Kennedy-Wilson Holdings Inc	10,834	187,970
Kingstone Cos Inc	1,805	33,934
Kite Realty Group Trust REIT	15,784	309,366
KKR Real Estate Finance Trust Inc REIT	2,059	41,201
Ladder Capital Corp REIT	14,754	201,097
Ladenburg Thalmann Financial Services Inc	18,047	57,029
Lakeland Bancorp Inc	8,580	165,165
Lakeland Financial Corp	3,849	186,638
LaSalle Hotel Properties REIT	21,425	601,400
LCNB Corp	1,663	34,008
LegacyTexas Financial Group Inc	5,101	215,313
LendingClub Corp *	5,147	21,257
Lexington Realty Trust REIT	41,203	397,609
LTC Properties Inc REIT	4,470	194,668
Macatawa Bank Corp	5,155	51,550
Mack-Cali Realty Corp REIT	17,252	371,953
Maiden Holdings Ltd	10,128	66,845
MainSource Financial Group Inc	4,721	171,420
Malvern Bancorp Inc *	1,156	30,287
Marlin Business Services Corp	1,066	23,878
MB Financial Inc	14,077	626,708
MBIA Inc *	16,810	123,049
MBT Financial Corp	3,092	32,775
MedEquities Realty Trust Inc REIT	4,113	46,148
Medley Management Inc ‘A’	735	4,778
Mercantile Bank Corp	3,117	110,248
Merchants Bancorp	1,235	24,305

	Shares	Value

Meridian Bancorp Inc	7,663	$157,858
Meta Financial Group Inc	1,528	141,569
Metropolitan Bank Holding Corp *	621	26,144
MGIC Investment Corp *	69,606	982,141
Middlefield Banc Corp	481	23,184
Midland States Bancorp Inc	2,820	91,594
MidSouth Bancorp Inc	2,486	32,940
MidWestOne Financial Group Inc	2,056	68,938
Monmouth Real Estate Investment Corp REIT	11,163	198,701
MTGE Investment Corp REIT	8,769	162,226
MutualFirst Financial Inc	1,159	44,679
National Bank Holdings Corp ‘A’	3,134	101,636
National Bankshares Inc	1,333	60,585
National Commerce Corp *	1,215	48,904
National General Holdings Corp	3,688	72,432
National Health Investors Inc REIT	4,104	309,360
National Storage Affiliates Trust REIT	7,464	203,469
National Western Life Group Inc ‘A’	456	150,945
Nationstar Mortgage Holdings Inc *	5,574	103,119
NBT Bancorp Inc	8,131	299,221
Nelnet Inc ‘A’	3,628	198,742
New Senior Investment Group Inc REIT	15,529	117,399
New York Mortgage Trust Inc REIT	21,349	131,723
NexPoint Residential Trust Inc REIT	3,169	88,542
NI Holdings Inc *	2,022	34,334
Nicolet Bankshares Inc *	1,642	89,883
NMI Holdings Inc ‘A’ *	9,089	154,513
Northeast Bancorp	1,371	31,739
Northfield Bancorp Inc	7,245	123,745
Northrim BanCorp Inc	1,267	42,888
NorthStar Realty Europe Corp REIT	10,453	140,384
Northwest Bancshares Inc	17,895	299,383
Norwood Financial Corp	1,054	34,782
OceanFirst Financial Corp	5,866	153,983
Oconee Federal Financial Corp	173	4,965
Ocwen Financial Corp *	18,578	58,149
OFG Bancorp	8,103	76,168
Ohio Valley Banc Corp	719	29,048
Old Line Bancshares Inc	1,462	43,041
Old National Bancorp	25,521	445,341
Old Point Financial Corp	604	17,969
Old Second Bancorp Inc	5,404	73,765
On Deck Capital Inc *	9,293	53,342
One Liberty Properties Inc REIT	2,784	72,161
Oppenheimer Holdings Inc ‘A’	1,831	49,071
Opus Bank *	1,319	36,009
Orchid Island Capital Inc REIT	8,305	77,070
Oritani Financial Corp	7,714	126,510
Orrstown Financial Services Inc	1,488	37,572
Owens Realty Mortgage Inc REIT	1,739	27,841
Pacific Mercantile Bancorp *	2,649	23,179
Pacific Premier Bancorp Inc *	4,789	191,560
Paragon Commercial Corp *	677	36,023
Park National Corp	2,550	265,200
Parke Bancorp Inc	987	20,283
PCSB Financial Corp *	3,372	64,237
Peapack Gladstone Financial Corp	3,280	114,866
Pebblebrook Hotel Trust REIT	12,996	483,061
Penns Woods Bancorp Inc	857	39,919
Pennsylvania REIT	13,162	156,496
PennyMac Financial Services Inc ‘A’ *	727	16,248
PennyMac Mortgage Investment Trust REIT	12,188	195,861
People’s Utah Bancorp	2,122	64,297
Peoples Bancorp Inc	3,181	103,764
Peoples Bancorp of North Carolina Inc	809	24,828
Peoples Financial Services Corp	1,287	59,948
PHH Corp *	6,263	64,509
Physicians Realty Trust REIT	15,577	280,230
Piper Jaffray Cos	2,594	223,732

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-79

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

PJT Partners Inc ‘A’	3,395	$154,812
PRA Group Inc *	3,440	114,208
Preferred Apartment Communities Inc ‘A’ REIT	6,846	138,632
Premier Financial Bancorp Inc	1,891	37,971
Provident Bancorp Inc *	685	18,118
Provident Financial Holdings Inc	1,150	21,160
Provident Financial Services Inc	11,758	317,113
Prudential Bancorp Inc	1,433	25,221
Pzena Investment Management Inc ‘A’	1,026	10,947
QCR Holdings Inc	2,351	100,740
Quality Care Properties Inc REIT *	17,802	245,846
R1 RCM Inc *	2,065	9,107
Radian Group Inc	40,739	839,631
RAIT Financial Trust REIT	15,715	5,893
Ramco-Gershenson Properties Trust REIT	15,076	222,069
RBB Bancorp	756	20,692
RE/MAX Holdings Inc ‘A’	3,325	161,263
Redfin Corp *	1,444	45,226
Redwood Trust Inc REIT	14,328	212,341
Regional Management Corp *	1,759	46,279
Reliant Bancorp Inc	1,224	31,383
Renasant Corp	8,549	349,569
Republic Bancorp Inc ‘A’	1,892	71,934
Republic First Bancorp Inc *	6,911	58,398
Resource Capital Corp REIT	5,658	53,015
Retail Opportunity Investments Corp REIT	18,279	364,666
Rexford Industrial Realty Inc REIT	8,456	246,577
Riverview Bancorp Inc	4,166	36,119
RLI Corp	1,180	71,579
RLJ Lodging Trust REIT	31,973	702,447
S&T Bancorp Inc	6,452	256,854
Sabra Health Care REIT Inc	27,686	519,666
Safeguard Scientifics Inc *	4,093	45,842
Safety Income & Growth Inc REIT	1,600	28,160
Safety Insurance Group Inc	2,771	222,788
Sandy Spring Bancorp Inc	4,507	175,863
Saul Centers Inc REIT	229	14,141
Seacoast Banking Corp of Florida *	8,135	205,083
Select Income REIT	12,071	303,344
Selective Insurance Group Inc	10,834	635,956
Seritage Growth Properties REIT	4,732	191,457
Shore Bancshares Inc	2,185	36,490
SI Financial Group Inc	1,944	28,577
Sierra Bancorp	2,517	66,852
Simmons First National Corp ‘A’	7,819	446,465
SmartFinancial Inc *	1,276	27,689
South State Corp	6,393	557,150
Southern First Bancshares Inc *	1,177	48,551
Southern Missouri Bancorp Inc	1,223	45,973
Southern National Bancorp of Virginia Inc	4,155	66,605
Southside Bancshares Inc	5,150	173,452
STAG Industrial Inc REIT	17,608	481,227
State Auto Financial Corp	3,043	88,612
State Bank Financial Corp	7,179	214,221
Sterling Bancorp	40,064	985,574
Stewart Information Services Corp	3,831	162,051
Stifel Financial Corp	12,638	752,719
Stock Yards Bancorp Inc	4,173	157,322
Stratus Properties Inc	1,099	32,640
Summit Financial Group Inc	1,978	52,061
Summit Hotel Properties Inc REIT	19,468	296,498
Sun Bancorp Inc	1,908	46,364
Sunshine Bancorp Inc *	1,161	26,633
Sunstone Hotel Investors Inc REIT	42,695	705,748
Sutherland Asset Management Corp REIT	3,418	51,783
Terreno Realty Corp REIT	7,147	250,574
Territorial Bancorp Inc	1,516	46,799
Texas Capital Bancshares Inc *	2,184	194,158
The Bancorp Inc *	9,349	92,368

	Shares	Value

The Bank of NT Butterfield & Son Ltd (Bermuda)	2,839	$103,027
The Community Financial Corp	688	26,350
The First Bancshares Inc	1,886	64,501
The First of Long Island Corp	3,496	99,636
The GEO Group Inc REIT	17,911	422,700
The Navigators Group Inc	3,890	189,443
The St Joe Co *	8,449	152,504
Third Point Reinsurance Ltd * (Bermuda)	8,604	126,049
Tier REIT Inc	9,005	183,612
Timberland Bancorp Inc	1,133	30,081
Tiptree Inc	5,206	30,976
Tompkins Financial Corp	2,619	213,056
Towne Bank	10,741	330,286
TPG RE Finance Trust Inc REIT	2,217	42,234
Transcontinental Realty Investors Inc *	217	6,796
TriCo Bancshares	3,909	147,995
TriState Capital Holdings Inc *	2,970	68,310
Triumph Bancorp Inc *	3,363	105,935
TrustCo Bank Corp	17,449	160,531
Trustmark Corp	12,764	406,661
Two River Bancorp	1,242	22,517
UMB Financial Corp	8,525	613,118
UMH Properties Inc REIT	1,154	17,195
Umpqua Holdings Corp	41,781	869,045
Union Bankshares Corp	8,222	297,390
United Bankshares Inc	18,859	655,350
United Community Banks Inc	13,751	386,953
United Community Financial Corp	9,007	82,234
United Financial Bancorp Inc	9,523	167,986
United Fire Group Inc	3,715	169,330
United Insurance Holdings Corp	946	16,319
United Security Bancshares	2,238	24,618
Unity Bancorp Inc	1,308	25,833
Universal Insurance Holdings Inc	1,608	43,979
Univest Corp of Pennsylvania	4,987	139,885
Urstadt Biddle Properties Inc ‘A’ REIT	5,717	124,288
Valley National Bancorp	49,013	549,926
Veritex Holdings Inc *	2,153	59,401
Virtus Investment Partners Inc	1,135	130,582
Waddell & Reed Financial Inc ‘A’	12,480	278,803
Walker & Dunlop Inc *	751	35,673
Washington REIT	9,323	290,132
Washington Federal Inc	16,508	565,399
Washington Prime Group Inc REIT	35,348	251,678
Washington Trust Bancorp Inc	2,825	150,431
WashingtonFirst Bankshares Inc	1,939	66,430
Waterstone Financial Inc	4,340	73,997
WesBanco Inc	8,017	325,891
West Bancorporation Inc	2,325	58,474
Westamerica Bancorporation	4,849	288,758
Western Asset Mortgage Capital Corp REIT	8,150	81,093
Western New England Bancorp Inc	4,650	50,685
Whitestone REIT	7,067	101,835
Wintrust Financial Corp	10,415	857,884
WMIH Corp *	36,428	30,931
World Acceptance Corp *	1,111	89,680
WSFS Financial Corp	4,223	202,071
Xenia Hotels & Resorts Inc REIT	20,300	438,277
Xenith Bankshares Inc *	908	30,718

		76,860,317

Industrial - 11.9%

AAR Corp	6,077	238,765
Actuant Corp ‘A’	5,510	139,403
Advanced Emissions Solutions Inc	543	5,245
Aegion Corp *	6,202	157,717
Aerovironment Inc *	3,982	223,629
Alamo Group Inc	242	27,315
Albany International Corp ‘A’	1,129	69,377
American Railcar Industries Inc	1,412	58,796

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-80

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Ampco-Pittsburgh Corp	1,486	$18,426
AquaVenture Holdings Ltd *	2,079	32,266
ArcBest Corp	4,286	153,224
Ardmore Shipping Corp * (Ireland)	2,796	22,368
Armstrong Flooring Inc *	4,299	72,739
Astec Industries Inc	2,060	120,510
Atlas Air Worldwide Holdings Inc *	4,396	257,825
AVX Corp	8,770	151,721
Babcock & Wilcox Enterprises Inc *	8,275	47,002
Barnes Group Inc	8,152	515,777
Bel Fuse Inc ‘B’	1,333	33,558
Belden Inc	7,973	615,276
Benchmark Electronics Inc *	9,469	275,548
Boise Cascade Co	5,849	233,375
Brady Corp ‘A’	1,925	72,957
Briggs & Stratton Corp	7,990	202,706
Caesarstone Ltd * (Israel)	1,517	33,374
Casella Waste Systems Inc ‘A’ *	5,878	135,312
CECO Environmental Corp	5,973	30,641
Chart Industries Inc *	5,857	274,459
Chicago Bridge & Iron Co NV	18,990	306,499
CIRCOR International Inc	1,574	76,622
Columbus McKinnon Corp	4,134	165,277
Control4 Corp *	460	13,690
Core Molding Technologies Inc	1,330	28,861
Costamare Inc (Monaco)	9,704	55,992
Covenant Transportation Group Inc ‘A’ *	2,155	61,913
Cree Inc *	18,349	681,482
CTS Corp	6,075	156,431
Cubic Corp	4,806	283,314
Curtiss-Wright Corp	2,086	254,179
CyberOptics Corp *	589	8,835
Daseke Inc *	426	6,088
DHT Holdings Inc	16,769	60,201
DMC Global Inc	2,613	65,456
Dorian LPG Ltd *	4,125	33,908
Ducommun Inc *	1,939	55,165
DXP Enterprises Inc *	658	19,457
Eagle Bulk Shipping Inc *	6,840	30,643
Echo Global Logistics Inc *	5,004	140,112
Electro Scientific Industries Inc *	6,176	132,352
EMCOR Group Inc	2,722	222,523
Encore Wire Corp	3,888	189,151
ESCO Technologies Inc	4,835	291,309
Esterline Technologies Corp *	4,959	370,437
Evoqua Water Technologies Corp *	2,601	61,670
FARO Technologies Inc *	2,306	108,382
Federal Signal Corp	8,533	171,428
Fitbit Inc ‘A’ *	36,490	208,358
Franklin Electric Co Inc	480	22,032
FreightCar America Inc	2,203	37,627
Frontline Ltd (Norway)	14,750	67,702
GasLog Ltd (Monaco)	7,725	171,881
GATX Corp	7,270	451,903
Genco Shipping & Trading Ltd *	1,247	16,610
Gencor Industries Inc *	1,435	23,749
Gener8 Maritime Inc *	8,649	57,256
General Cable Corp	556	16,458
Gibraltar Industries Inc *	5,939	195,987
Global Brass & Copper Holdings Inc	409	13,538
Golar LNG Ltd (NOTC) (Bermuda)	18,189	542,214
GP Strategies Corp *	252	5,846
Graham Corp	1,754	36,711
Granite Construction Inc	1,642	104,152
Greif Inc ‘A’	682	41,316
Greif Inc ‘B’	134	9,293
Griffon Corp	845	17,196
Hardinge Inc	2,028	35,328
Haynes International Inc	2,261	72,465
Heartland Express Inc	348	8,122

	Shares	Value

Heritage-Crystal Clean Inc *	1,128	$24,534
Hill International Inc *	698	3,804
Hub Group Inc ‘A’ *	6,184	296,214
Hurco Cos Inc	1,128	47,602
Hyster-Yale Materials Handling Inc	305	25,974
IES Holdings Inc *	1,562	26,945
II-VI Inc *	8,055	378,182
Insteel Industries Inc	332	9,402
International Seaways Inc *	5,420	100,053
Kaman Corp	4,792	281,961
KBR Inc	23,495	465,906
Keane Group Inc *	357	6,787
Kimball Electronics Inc *	5,003	91,305
KLX Inc *	9,738	664,618
Knowles Corp *	16,723	245,159
Kratos Defense & Security Solutions Inc *	9,976	105,646
Lawson Products Inc *	250	6,188
Layne Christensen Co *	3,237	40,624
LB Foster Co ‘A’ *	1,430	38,824
Louisiana-Pacific Corp *	1,648	43,276
LSB Industries Inc *	3,830	33,551
LSI Industries Inc	4,455	30,650
Marten Transport Ltd	7,340	149,002
Matson Inc	4,264	127,238
Milacron Holdings Corp *	1,364	26,107
Mistras Group Inc *	2,841	66,678
Moog Inc ‘A’ *	5,425	471,161
Mueller Water Products Inc ‘A’	11,313	141,752
MYR Group Inc *	1,618	57,811
National Presto Industries Inc	844	83,936
Navios Maritime Acquisition Corp	17,117	19,000
Navios Maritime Holdings Inc * (Monaco)	15,625	18,750
NL Industries Inc *	1,540	21,945
Nordic American Tankers Ltd	19,106	47,001
Northwest Pipe Co *	1,927	36,883
NV5 Global Inc *	346	18,736
NVE Corp	92	7,912
Olympic Steel Inc	1,673	35,953
Orion Group Holdings Inc *	2,572	20,139
Overseas Shipholding Group Inc ‘A’ *	9,281	25,430
Park Electrochemical Corp	3,513	69,030
Park-Ohio Holdings Corp	1,716	78,850
Plexus Corp *	6,301	382,597
Powell Industries Inc	1,765	50,567
Quanex Building Products Corp	5,923	138,598
Revolution Lighting Technologies Inc *	1,864	6,133
Rexnord Corp *	19,740	513,635
Roadrunner Transportation Systems Inc *	5,678	43,777
Safe Bulkers Inc * (Greece)	8,830	28,521
Saia Inc *	2,681	189,681
Sanmina Corp *	13,514	445,962
Schneider National Inc ‘B’	623	17,793
Scorpio Bulkers Inc	10,993	81,348
Scorpio Tankers Inc (Monaco)	45,148	137,701
Ship Finance International Ltd (Norway)	11,349	175,909
Simpson Manufacturing Co Inc	6,585	378,045
Sparton Corp *	1,663	38,349
SPX FLOW Inc *	5,853	278,310
Standex International Corp	495	50,416
Sterling Construction Co Inc *	3,645	59,341
Stoneridge Inc *	4,963	113,454
SunPower Corp *	11,025	92,941
SYNNEX Corp	4,324	587,848
Tech Data Corp *	6,115	599,087
Teekay Corp (Bermuda)	10,077	93,918
Teekay Tankers Ltd ‘A’ (Bermuda)	38,945	54,523
Tennant Co	213	15,474
Tetra Tech Inc	700	33,705
The Eastern Co	974	25,470
The Gorman-Rupp Co	3,255	101,589

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-81

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

The Greenbrier Cos Inc	5,249	$279,772
The Manitowoc Co Inc *	6,044	237,771
TimkenSteel Corp *	7,577	115,095
TopBuild Corp *	2,685	203,362
Tredegar Corp	5,024	96,461
TriMas Corp *	8,524	228,017
Trinseo SA	2,507	182,008
Triumph Group Inc	9,128	248,282
TTM Technologies Inc *	13,584	212,861
Tutor Perini Corp *	5,961	151,111
Twin Disc Inc *	1,456	38,686
UFP Technologies Inc *	1,106	30,747
Universal Forest Products Inc	1,266	47,627
Universal Logistics Holdings Inc	515	12,231
Vicor Corp *	283	5,915
Vishay Intertechnology Inc	24,974	518,210
Vishay Precision Group Inc *	1,863	46,854
VSE Corp	1,658	80,297
Watts Water Technologies Inc ‘A’	2,246	170,584
Werner Enterprises Inc	8,955	346,111
Willbros Group Inc *	7,447	10,575
Willis Lease Finance Corp *	598	14,932
Worthington Industries Inc	714	31,459
YRC Worldwide Inc *	4,999	71,886
ZAGG Inc *	1,532	28,265

		23,060,762

Technology - 3.8%

Actua Corp *	5,645	88,062
Acxiom Corp *	7,209	198,680
Agilysys Inc *	2,567	31,523
Allscripts Healthcare Solutions Inc *	34,200	497,610
Alpha & Omega Semiconductor Ltd *	3,499	57,244
Ambarella Inc *	3,550	208,562
American Software Inc ‘A’	2,162	25,144
Amkor Technology Inc *	18,325	184,166
Aquantia Corp *	475	5,382
Avid Technology Inc *	1,712	9,228
AXT Inc *	6,788	59,056
Bazaarvoice Inc *	16,100	87,745
Bottomline Technologies de Inc *	813	28,195
CACI International Inc ‘A’ *	4,583	606,560
Cogint Inc *	3,978	17,503
Cohu Inc	4,340	95,263
Computer Programs & Systems Inc	1,062	31,913
Convergys Corp	17,654	414,869
Cray Inc *	7,688	186,050
CSG Systems International Inc	1,068	46,800
Digi International Inc *	4,713	45,009
Digimarc Corp *	158	5,712
Diodes Inc *	5,396	154,703
Donnelley Financial Solutions Inc *	575	11,207
DSP Group Inc *	4,273	53,413
Eastman Kodak Co *	584	1,810
EMCORE Corp *	2,797	18,041
Engility Holdings Inc *	3,497	99,210
Evolent Health Inc ‘A’ *	8,541	105,054
ForeScout Technologies Inc *	236	7,526
Glu Mobile Inc *	19,008	69,189
GSI Technology Inc *	2,503	19,924
InnerWorkings Inc *	629	6,309
Insight Enterprises Inc *	4,151	158,942
IXYS Corp *	4,899	117,331
Kopin Corp *	1,013	3,242
ManTech International Corp ‘A’	4,846	243,221
Maxwell Technologies Inc *	6,499	37,434
Mercury Systems Inc *	668	34,302
MicroStrategy Inc ‘A’ *	780	102,414
Monotype Imaging Holdings Inc	4,029	97,099
MTS Systems Corp	3,219	172,860
Nanometrics Inc *	853	21,257

	Shares	Value

NantHealth Inc *	3,268	$9,967
NetScout Systems Inc *	15,934	485,190
Park City Group Inc *	89	850
PDF Solutions Inc *	349	5,479
pdvWireless Inc *	1,809	58,069
Photronics Inc *	12,532	106,835
Presidio Inc *	1,307	25,055
Progress Software Corp	1,495	63,642
QAD Inc ‘A’	605	23,504
Quality Systems Inc *	3,455	46,919
Quantum Corp *	4,077	22,954
Radisys Corp *	5,554	5,582
Rambus Inc *	15,096	214,665
Ribbon Communications Inc *	8,744	67,591
Rosetta Stone Inc *	2,565	31,986
Rudolph Technologies Inc *	608	14,531
SecureWorks Corp ‘A’ *	1,480	13,128
SendGrid Inc *	352	8,437
Sigma Designs Inc *	7,321	50,881
Silver Spring Networks Inc *	5,925	96,222
SMART Global Holdings Inc *	482	16,243
Stratasys Ltd *	4,793	95,668
Super Micro Computer Inc *	5,874	122,913
Sykes Enterprises Inc *	6,695	210,558
Synchronoss Technologies Inc *	7,962	71,180
The ExOne Co *	181	1,520
The KeyW Holding Corp *	8,880	52,126
Unisys Corp *	3,076	25,069
Veeco Instruments Inc *	8,975	133,279
VeriFone Systems Inc *	19,205	340,121
Verint Systems Inc *	9,939	415,947
Virtusa Corp *	1,328	58,538
Xcerra Corp *	1,324	12,962

		7,372,375

Utilities - 6.1%

ALLETE Inc	9,594	713,410
Ameresco Inc ‘A’ *	3,344	28,758
American States Water Co	2,088	120,916
Artesian Resources Corp ‘A’	1,422	54,832
Atlantic Power Corp *	5,350	12,573
Avista Corp	12,103	623,183
Black Hills Corp	10,114	607,953
California Water Service Group	3,528	159,995
Chesapeake Utilities Corp	2,645	207,765
Connecticut Water Service Inc	2,214	127,106
Consolidated Water Co Ltd (Cayman)	2,492	31,399
Dynegy Inc *	20,900	247,665
El Paso Electric Co	7,659	423,926
Genie Energy Ltd ‘B’	2,378	10,368
IDACORP Inc	9,417	860,337
MGE Energy Inc	3,412	215,297
Middlesex Water Co	428	17,081
New Jersey Resources Corp	14,895	598,779
Northwest Natural Gas Co	5,370	320,320
NorthWestern Corp	9,147	546,076
NRG Yield Inc ‘A’	6,755	127,332
NRG Yield Inc ‘C’	12,131	229,276
ONE Gas Inc	9,772	715,897
Ormat Technologies Inc	3,944	252,258
Otter Tail Corp	7,495	333,153
PNM Resources Inc	14,992	606,426
Portland General Electric Co	16,793	765,425
RGC Resources Inc	677	18,333
SJW Group	3,047	194,490
South Jersey Industries Inc	15,010	468,762
Southwest Gas Holdings Inc	8,057	648,427
Spark Energy Inc ‘A’	320	3,968
Spire Inc	8,857	665,604
The York Water Co	242	8,204

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-82

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Unitil Corp	2,657	$121,212
WGL Holdings Inc	9,665	829,644

		11,916,150

Total Common Stocks (Cost $161,538,903)		190,240,090

EXCHANGE-TRADED FUND - 1.6%

iShares Russell 2000 Value	24,579	3,090,809

Total Exchange-Traded Fund (Cost $3,020,801)		3,090,809

	Principal Amount

SHORT-TERM INVESTMENT - 0.4%

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $818,019; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $835,468)	$818,001	818,001

Total Short-Term Investment (Cost $818,001)		818,001

TOTAL INVESTMENTS - 99.9% (Cost $165,377,705)		194,148,900

DERIVATIVES - 0.0%
(See Note (b) in Notes to Schedule of Investments)		6,956

OTHER ASSETS & LIABILITIES, NET - 0.1%		187,469

NET ASSETS - 100.0%		$194,343,325

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	39.6%
Industrial	11.9%
Consumer, Non-Cyclical	11.6%
Consumer, Cyclical	10.8%
Energy	6.5%
Utilities	6.1%
Basic Materials	3.9%
Technology	3.8%
Communications	3.7%
Others (each less than 3.0%)	2.0%

99.9%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/18	10	$761,294	$768,250	$6,956

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$190,240,090	$190,240,090	$-	$-
	Exchange-Traded Fund	3,090,809	3,090,809	-	-
	Short-Term Investment	818,001	-	818,001	-
	Derivatives:
	Equity Contracts
	Futures	6,956	6,956	-	-

	Total	$194,155,856	$193,337,855	$818,001	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-83

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

RIGHTS - 0.0%

Malaysia - 0.0%

SP Setia Bhd Group - Contingent Value Rights * ±	10,320	$13

Total Rights (Cost $0)		13

PREFERRED STOCKS - 2.7%

Brazil - 2.4%

Banco Bradesco SA	124,518	1,269,681
Braskem SA ADR	4,200	110,292
Centrais Eletricas Brasileiras SA ‘B’	7,500	51,393
Cia Brasileira de Distribuicao	8,044	191,444
Gerdau SA	54,095	201,631
Itau Unibanco Holding SA	146,564	1,879,491
Itau Unibanco Holding SA ADR	6,020	78,260
Lojas Americanas SA	20,773	106,725
Petroleo Brasileiro SA *	193,305	938,044
Telefonica Brasil SA	14,500	212,585
Usinas Siderurgicas de Minas Gerais SA ‘A’ *	16,300	44,661

		5,084,207

Chile - 0.1%

Embotelladora Andina SA ‘B’	10,606	52,921
Sociedad Quimica y Minera de Chile SA ‘B’	3,146	186,838

		239,759

Colombia - 0.2%

Banco Davivienda SA	4,225	42,385
Bancolombia SA ADR	3,521	139,643
Grupo Argos SA	12,536	80,565
Grupo Aval Acciones y Valores SA	133,651	57,769
Grupo de Inversiones Suramericana SA	4,602	60,138

		380,500

Total Preferred Stocks (Cost $4,700,352)		5,704,466

COMMON STOCKS - 97.1%

Brazil - 4.9%

Ambev SA	140,040	898,840
Ambev SA ADR	103,817	670,658
B3 SA - Brasil Bolsa Balcao	77,704	533,284
Banco Bradesco SA	38,502	372,224
Banco do Brasil SA	30,416	291,611
Banco Santander Brasil SA	12,300	118,094
BB Seguridade Participacoes SA	25,309	217,164
BR Malls Participacoes SA	5,900	22,644
BRF SA *	10,486	115,700
CCR SA	76,572	372,956
Centrais Eletricas Brasileiras SA *	6,000	34,985
Cia de Saneamento Basico do Estado de Sao Paulo	13,900	143,857
Cia de Saneamento Basico do Estado de Sao Paulo ADR	8,151	85,178
Cia Siderurgica Nacional SA *	30,107	75,995
Cia Siderurgica Nacional SA ADR *	8,700	21,315
Cielo SA	54,074	383,345
Cosan SA Industria e Comercio	5,119	64,146
Embraer SA	24,100	145,308
Engie Brasil Energia SA	7,400	79,248
Equatorial Energia SA	3,500	69,260

	Shares	Value

Fibria Celulose SA	8,601	$124,231
Gerdau SA	6,100	19,070
Hypermarcas SA	13,827	150,062
Itau Unibanco Holding SA	12,446	141,380
JBS SA	76,740	226,951
Klabin SA	23,182	122,841
Kroton Educacional SA	55,743	309,310
Localiza Rent a Car SA	15,900	105,776
Lojas Americanas SA	6,294	24,891
Lojas Renner SA	43,084	460,542
M Dias Branco SA	3,300	51,831
Multiplan Empreendimentos Imobiliarios SA	2,400	51,309
Natura Cosmeticos SA	8,421	83,928
Petroleo Brasileiro SA *	104,507	532,579
Porto Seguro SA	1,500	16,428
Qualicorp SA	4,500	42,049
Raia Drogasil SA	8,900	246,211
Rumo SA *	31,400	122,832
Suzano Papel e Celulose SA	25,093	141,385
TIM Participacoes SA	34,131	134,828
Ultrapar Participacoes SA	18,747	423,963
Ultrapar Participacoes SA ADR	2,899	65,894
Vale SA	162,963	1,974,221
WEG SA	4,295	31,228

		10,319,552

Chile - 1.4%

AES Gener SA	91,534	30,298
Aguas Andinas SA ‘A’	94,304	62,430
Banco de Chile	356,114	57,057
Banco de Chile ADR	1,201	115,933
Banco de Credito e Inversiones	1,914	133,053
Banco Santander Chile	450,617	35,286
Banco Santander Chile ADR	5,654	176,801
Cencosud SA	88,417	261,041
Cia Cervecerias Unidas SA	1,697	25,445
Cia Cervecerias Unidas SA ADR	2,391	70,726
Colbun SA	307,733	70,733
Empresa Nacional de Telecomunicaciones SA	8,964	100,700
Empresas CMPC SA	86,217	292,975
Empresas COPEC SA	16,738	264,251
Enel Americas SA	404,419	90,051
Enel Americas SA ADR	19,889	222,160
Enel Chile SA ADR	22,342	126,903
Enel Generacion Chile SA	31,355	28,389
Enel Generacion Chile SA ADR	3,841	103,361
Inversiones Aguas Metropolitanas SA	15,078	28,615
Itau CorpBanca	6,001,264	54,571
Latam Airlines Group SA	10,543	149,153
Latam Airlines Group SA ADR	5,946	82,649
SACI Falabella	26,181	261,078
Sociedad Quimica y Minera de Chile SA ADR	732	43,459

		2,887,118

China - 16.8%

AAC Technologies Holdings Inc	25,000	442,461
Agile Group Holdings Ltd	8,000	12,103
Agricultural Bank of China Ltd ‘H’	526,000	244,453
Air China Ltd ‘H’	98,000	118,680
Alibaba Group Holding Ltd ADR *	19,852	3,423,080
Aluminum Corp of China Ltd ‘H’ *	98,000	69,959
Angang Steel Co Ltd ‘H’	34,000	30,977
Anhui Conch Cement Co Ltd ‘H’	36,500	171,321
ANTA Sports Products Ltd	41,000	186,033
BAIC Motor Corp Ltd ‘H’ ~	22,000	28,576
Baidu Inc ADR *	3,792	888,124
Bank of China Ltd ‘H’	1,529,400	749,002
Bank of Communications Co Ltd ‘H’	178,925	132,432

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-84

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

BBMG Corp ‘H’	73,000	$33,050
Beijing Capital International Airport Co Ltd ‘H’	66,000	99,513
Beijing Enterprises Holdings Ltd	19,500	115,422
Beijing Enterprises Water Group Ltd *	146,000	112,792
Brilliance China Automotive Holdings Ltd	50,000	132,870
BYD Co Ltd ‘H’	21,500	186,781
CGN Power Co Ltd ‘H’ ~	171,000	46,296
China CITIC Bank Corp Ltd ‘H’	132,000	82,632
China Coal Energy Co Ltd ‘H’	58,000	26,144
China Communications Construction Co Ltd ‘H’	101,000	114,584
China Construction Bank Corp ‘H’	1,974,340	1,817,483
China Eastern Airlines Corp Ltd ‘H’	90,000	65,315
China Everbright Bank Co Ltd ‘H’	150,000	69,919
China Everbright International Ltd	63,000	89,879
China Evergrande Group *	113,000	387,982
China Galaxy Securities Co Ltd ‘H’	47,500	34,897
China Hongqiao Group Ltd *	61,500	68,877
China Huishan Dairy Holdings Co Ltd *	88,000	88
China International Capital Corp Ltd ‘H’ ~	24,000	49,817
China International Marine Containers Group Co Ltd ‘H’	10,400	20,100
China Life Insurance Co Ltd ‘H’	102,000	318,088
China Longyuan Power Group Corp Ltd ‘H’	83,000	58,936
China Mengniu Dairy Co Ltd *	67,000	199,026
China Merchants Bank Co Ltd ‘H’	85,300	337,708
China Merchants Port Holdings Co Ltd	22,957	59,962
China Merchants Securities Co Ltd ‘H’ ~	13,600	21,062
China Minsheng Banking Corp Ltd ‘H’	119,000	118,926
China Mobile Ltd	63,000	637,059
China Mobile Ltd ADR	18,350	927,409
China Molybdenum Co Ltd ‘H’	72,000	46,017
China Oilfield Services Ltd ‘H’	62,000	60,157
China Overseas Land & Investment Ltd	150,000	481,482
China Pacific Insurance Group Co Ltd ‘H’	37,200	178,023
China Petroleum & Chemical Corp ‘H’	844,400	618,467
China Railway Construction Corp Ltd ‘H’	64,500	74,796
China Railway Group Ltd ‘H’	113,000	83,439
China Railway Signal & Communication Corp Ltd ‘H’ ~	31,000	24,283
China Reinsurance Group Corp ‘H’	105,000	23,892
China Resources Beer Holdings Co Ltd	49,333	176,734
China Resources Gas Group Ltd	34,000	123,066
China Resources Land Ltd	132,444	388,543
China Resources Power Holdings Co Ltd	64,000	119,036
China Shenhua Energy Co Ltd ‘H’	63,000	162,757
China Southern Airlines Co Ltd ‘H’	90,000	92,962
China State Construction International Holdings Ltd	74,250	103,719
China Taiping Insurance Holdings Co Ltd	41,434	154,646
China Telecom Corp Ltd ‘H’	152,000	72,095
China Telecom Corp Ltd ADR	1,644	78,041
China Unicom Hong Kong Ltd *	368,000	497,530
China Unicom Hong Kong Ltd ADR *	5,313	71,885
China Vanke Co Ltd ‘H’	40,400	160,771
Chongqing Rural Commercial Bank Co Ltd ‘H’	144,000	101,420
CITIC Ltd	83,000	119,749
CITIC Securities Co Ltd ‘H’	57,000	117,240
CNOOC Ltd	78,000	111,978
CNOOC Ltd ADR	2,323	333,490
COSCO SHIPPING Development Co Ltd ‘H’ *	112,000	22,882
COSCO SHIPPING Holdings Co Ltd ‘H’ *	61,000	31,379
Country Garden Holdings Co Ltd	270,580	514,047
CRRC Corp Ltd ‘H’	69,000	73,594
CSPC Pharmaceutical Group Ltd	174,000	350,544
Ctrip.com International Ltd ADR *	6,868	302,879
Dali Foods Group Co Ltd ~	87,000	78,980

	Shares	Value

Datang International Power Generation Co Ltd ‘H’ *	124,000	$36,610
Dongfeng Motor Group Co Ltd ‘H’	100,000	120,703
ENN Energy Holdings Ltd	27,000	192,036
Fosun International Ltd	88,792	196,228
Fuyao Glass Industry Group Co Ltd ‘H’ ~	14,800	62,262
Geely Automobile Holdings Ltd	180,000	619,992
GF Securities Co Ltd ‘H’	35,600	71,444
Great Wall Motor Co Ltd ‘H’	146,500	167,218
Guangdong Investment Ltd	86,000	114,982
Guangshen Railway Co Ltd ‘H’	24,000	16,127
Guangzhou Automobile Group Co Ltd ‘H’	46,000	108,653
Guangzhou R&F Properties Co Ltd ‘H’	56,800	127,703
Haitong Securities Co Ltd ‘H’	80,400	116,384
Hanergy Thin Film Power Group Ltd * Ω ±	122,000	600
Hengan International Group Co Ltd	31,000	343,231
Huadian Power International Corp Ltd ‘H’	64,000	23,223
Huaneng Power International Inc ‘H’	116,000	72,706
Huatai Securities Co Ltd ‘H’ ~	29,000	57,600
Industrial & Commercial Bank of China Ltd ‘H’	1,731,045	1,387,665
JD.com Inc ADR *	6,415	265,709
Jiangsu Expressway Co Ltd ‘H’	46,000	69,934
Jiangxi Copper Co Ltd ‘H’	39,000	61,709
Kunlun Energy Co Ltd	158,000	164,215
Legend Holdings Corp ‘H’ ~	8,300	38,067
Lenovo Group Ltd	286,000	161,050
Longfor Properties Co Ltd	76,500	191,719
Metallurgical Corp of China Ltd ‘H’	69,000	20,263
Minth Group Ltd	22,000	132,297
Momo Inc ADR *	1,681	41,151
NetEase Inc ADR	2,305	795,386
New China Life Insurance Co Ltd ‘H’	15,200	103,661
Nexteer Automotive Group Ltd *	8,000	19,011
PetroChina Co Ltd ‘H’	386,000	268,404
PICC Property & Casualty Co Ltd ‘H’	86,894	166,469
Ping An Insurance Group Co of China Ltd ‘H’	139,000	1,441,718
Semiconductor Manufacturing International Corp *	71,800	123,738
Shanghai Electric Group Co Ltd ‘H’ *	58,000	23,856
Shanghai Fosun Pharmaceutical Group Co Ltd ‘H’	4,000	25,676
Shanghai Pharmaceuticals Holding Co Ltd ‘H’	21,700	58,585
Shenzhou International Group Holdings Ltd	17,000	161,887
Shimao Property Holdings Ltd	92,426	200,508
Silergy Corp	2,000	45,701
Sinopec Oilfield Service Corp ‘H’ *	50,000	8,292
Sinopec Shanghai Petrochemical Co Ltd ‘H’	130,000	73,902
Sinopharm Group Co Ltd ‘H’	42,400	182,650
Sunac China Holdings Ltd	43,000	177,174
Sunny Optical Technology Group Co Ltd	21,000	266,642
TAL Education Group ADR	958	28,462
Tencent Holdings Ltd	126,500	6,547,376
The People’s Insurance Co Group of China Ltd ‘H’	204,000	100,179
Tingyi Cayman Islands Holding Corp	96,000	186,769
TravelSky Technology Ltd ‘H’	22,000	65,764
Tsingtao Brewery Co Ltd ‘H’	10,000	51,582
Want Want China Holdings Ltd	131,000	109,666
Weichai Power Co Ltd ‘H’	108,800	118,860
Xinjiang Goldwind Science & Technology Co Ltd ‘H’	28,600	48,515
Yanzhou Coal Mining Co Ltd ‘H’	30,000	34,986
Zhejiang Expressway Co Ltd ‘H’	50,000	54,974
Zhuzhou CRRC Times Electric Co Ltd ‘H’	17,600	114,225
Zijin Mining Group Co Ltd ‘H’	288,000	108,722
ZTE Corp ‘H’ *	11,600	43,358

		35,418,520

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-85

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Colombia - 0.4%

Almacenes Exito SA	8,809	$48,879
Banco de Bogota SA	3,253	73,530
Bancolombia SA	8,203	82,403
Cementos Argos SA (BOG)	10,003	38,612
CEMEX Latam Holdings SA *	2,662	9,812
Corp Financiera Colombiana SA	1,990	19,470
Ecopetrol SA	104,999	77,753
Ecopetrol SA ADR	6,782	99,221
Grupo Argos SA	16,655	116,523
Grupo de Inversiones Suramericana SA	9,184	124,015
Grupo Energia Bogota SA ESP	42,482	28,682
Grupo Nutresa SA	3,767	35,115
Interconexion Electrica SA ESP	22,633	107,688

		861,703

Czech Republic - 0.3%

CEZ AS	9,488	221,227
Komercni banka AS	2,296	98,659
Moneta Money Bank AS ~	17,746	68,666
O2 Czech Republic AS	2,533	32,891
Philip Morris CR AS	16	12,440
UNIPETROL AS	4,688	82,801

		516,684

Egypt - 0.1%

Commercial International Bank Egypt SAE GDR	43,604	189,460
Egyptian Financial Group-Hermes Holding Co GDR	139	352

		189,812

Greece - 0.2%

Alpha Bank AE *	1,371	2,939
FF Group *	221	5,038
Hellenic Petroleum SA	3,272	29,876
Hellenic Telecommunications Organization SA	8,164	112,649
JUMBO SA	3,234	57,817
Motor Oil Hellas Corinth Refineries SA	181	4,079
National Bank of Greece SA *	4,232	1,618
OPAP SA	9,355	117,858
Piraeus Bank SA *	31	114
Titan Cement Co SA	1,910	52,480

		384,468

Hong Kong - 0.5%

China Gas Holdings Ltd	68,000	187,595
Fullshare Holdings Ltd *	165,000	76,029
Haier Electronics Group Co Ltd *	44,000	119,934
Kingboard Chemical Holdings Ltd	7,000	37,759
Nine Dragons Paper Holdings Ltd	37,000	59,121
Sino Biopharmaceutical Ltd	204,000	360,653
Sun Art Retail Group Ltd	99,500	104,954

		946,045

Hungary - 0.5%

MOL Hungarian Oil & Gas PLC	40,439	468,863
OTP Bank PLC	13,833	571,317
Richter Gedeon Nyrt	1,626	42,572

		1,082,752

India - 12.5%

3M India Ltd *	61	18,279
5Paisa Capital Ltd *	243	1,432
ABB India Ltd	1,174	25,804
ACC Ltd	2,620	72,068
Adani Ports & Special Economic Zone Ltd	39,400	249,825
Adani Transmission Ltd *	9,742	34,212

	Shares	Value

Aditya Birla Capital Ltd *	4,100	$11,794
Aditya Birla Fashion & Retail Ltd *	12,205	32,976
Alkem Laboratories Ltd	686	23,665
Ambuja Cements Ltd	27,993	119,314
Apollo Hospitals Enterprise Ltd	1,689	31,835
Ashok Leyland Ltd	73,067	136,341
Asian Paints Ltd	16,482	298,749
Aurobindo Pharma Ltd	20,489	220,506
Axis Bank Ltd	76,186	672,154
Bajaj Auto Ltd	3,776	197,214
Bajaj Finance Ltd	8,000	219,626
Bajaj Finserv Ltd	3,186	260,658
Bajaj Holdings & Investment Ltd	2,030	91,195
Balkrishna Industries Ltd	1,184	22,108
Bank of Baroda	23,285	58,607
Bank of India *	7,646	20,274
Berger Paints India Ltd	12,181	52,147
Bharat Electronics Ltd	25,531	72,699
Bharat Forge Ltd	10,384	118,888
Bharat Heavy Electricals Ltd	59,103	85,439
Bharat Petroleum Corp Ltd	31,662	256,633
Bharti Airtel Ltd	53,691	444,631
Bharti Infratel Ltd	22,917	135,624
Biocon Ltd	4,888	41,147
Bosch Ltd	249	78,554
Britannia Industries Ltd	431	31,762
Cadila Healthcare Ltd	9,220	62,620
Canara Bank	2,859	16,102
Castrol India Ltd	10,354	31,340
Cholamandalam Investment & Finance Co Ltd	1,236	25,165
Cipla Ltd	13,479	128,502
Coal India Ltd	18,273	75,199
Colgate-Palmolive India Ltd	2,824	48,669
Container Corp of India Ltd	1,386	29,952
Cummins India Ltd	2,645	37,310
Dabur India Ltd	18,862	103,342
Dalmia Bharat Ltd	541	27,147
Dewan Housing Finance Corp Ltd	6,657	60,670
Divi’s Laboratories Ltd	4,904	84,389
DLF Ltd	28,719	116,161
Dr Reddy’s Laboratories Ltd	3,966	149,930
Dr Reddy’s Laboratories Ltd ADR	1,737	65,242
Edelweiss Financial Services Ltd	16,919	78,600
Eicher Motors Ltd	631	299,226
Emami Ltd	2,555	53,228
Exide Industries Ltd	2,294	8,009
Federal Bank Ltd	53,207	90,258
GAIL India Ltd	27,099	211,786
GAIL India Ltd GDR ~	373	17,585
GlaxoSmithKline Consumer Healthcare Ltd	456	46,709
GlaxoSmithKline Pharmaceuticals Ltd	313	12,190
Glenmark Pharmaceuticals Ltd	6,946	64,647
Godrej Consumer Products Ltd	13,142	205,485
Grasim Industries Ltd	6,247	113,901
GRUH Finance Ltd	2,905	22,857
Havells India Ltd	9,095	79,980
HCL Technologies Ltd	38,263	533,833
HDFC Bank Ltd	34,344	1,007,962
Hero MotoCorp Ltd	2,851	168,869
Hindalco Industries Ltd	111,304	475,648
Hindustan Petroleum Corp Ltd	34,698	227,537
Hindustan Unilever Ltd	30,879	661,750
Housing Development Finance Corp Ltd	55,692	1,491,355
ICICI Bank Ltd	87,344	428,079
ICICI Bank Ltd ADR	1,800	17,514
Idea Cellular Ltd *	155,957	264,255
IDFC Bank Ltd	44,967	38,140
IIFL Holdings Ltd	6,089	63,683
Indiabulls Housing Finance Ltd	30,692	575,395

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-86

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Indian Oil Corp Ltd	33,730	$204,994
Indraprastha Gas Ltd	4,255	22,386
IndusInd Bank Ltd	6,195	159,835
Infosys Ltd	65,233	1,060,258
Infosys Ltd ADR	6,099	98,926
InterGlobe Aviation Ltd ~	2,205	41,544
ITC Ltd	159,328	657,132
JSW Steel Ltd	114,354	482,141
Kotak Mahindra Bank Ltd	21,106	333,703
L&T Finance Holdings Ltd	7,692	20,919
Larsen & Toubro Ltd	20,292	399,564
LIC Housing Finance Ltd	20,453	180,233
Lupin Ltd	12,899	178,751
Mahindra & Mahindra Financial Services Ltd	7,395	54,813
Mahindra & Mahindra Ltd	26,204	307,853
Mangalore Refinery & Petrochemicals Ltd	10,554	21,306
Marico Ltd	24,048	121,302
Maruti Suzuki India Ltd	5,095	775,813
Max India Ltd *	1,660	3,237
Motherson Sumi Systems Ltd	34,335	203,754
Motilal Oswal Financial Services Ltd	1,154	27,002
MRF Ltd	99	112,163
Muthoot Finance Ltd	4,113	30,545
Nestle India Ltd	1,293	159,363
NHPC Ltd	64,839	33,141
NTPC Ltd	56,600	156,957
Oil & Natural Gas Corp Ltd	44,024	134,202
Oil India Ltd	5,824	33,845
Oracle Financial Services Software Ltd	655	42,054
Page Industries Ltd	75	30,012
Petronet LNG Ltd	25,416	101,221
Pidilite Industries Ltd	5,995	84,750
Piramal Enterprises Ltd	2,890	129,515
Power Finance Corp Ltd	75,341	143,712
Power Grid Corp of India Ltd	65,479	205,197
Procter & Gamble Hygiene & Health Care Ltd	376	55,350
Punjab National Bank *	20,073	53,746
Rajesh Exports Ltd	3,155	39,742
RBL Bank Ltd ~	2,770	22,106
Reliance Industries Ltd	97,486	1,405,198
Rural Electrification Corp Ltd (XNSE)	47,228	115,244
Shree Cement Ltd	406	114,970
Shriram City Union Finance Ltd	346	11,421
Shriram Transport Finance Co Ltd	7,046	163,327
Siemens Ltd	1,800	34,839
State Bank of India	50,172	243,044
Steel Authority of India Ltd *	36,180	52,125
Sun Pharmaceutical Industries Ltd	28,875	258,383
Sun TV Network Ltd	5,030	78,030
Sundaram Finance Ltd	415	12,198
Tata Communications Ltd	1,806	19,267
Tata Consultancy Services Ltd	22,378	946,184
Tata Motors Ltd *	30,172	203,585
Tata Motors Ltd ADR *	3,376	111,644
Tata Steel Ltd	31,994	366,383
Tech Mahindra Ltd	29,338	231,684
The Ramco Cements Ltd	2,279	28,050
The Tata Power Co Ltd	60,630	88,728
Titan Co Ltd	10,312	138,643
Torrent Pharmaceuticals Ltd	2,397	53,273
TVS Motor Co Ltd	6,064	73,140
UltraTech Cement Ltd	3,267	220,873
United Breweries Ltd	2,860	48,348
United Spirits Ltd *	3,064	175,854
UPL Ltd	22,500	268,670
Vakrangee Ltd	5,700	37,452
Vedanta Ltd	112,204	578,025
Vedanta Ltd ADR	2,738	57,033
Voltas Ltd	2,882	29,553

	Shares	Value

Wipro Ltd	54,466	$267,101
Yes Bank Ltd	78,313	385,830
Zee Entertainment Enterprises Ltd	24,360	221,778

		26,419,345

Indonesia - 2.8%

P.T. Adaro Energy Tbk	1,948,600	266,400
P.T. Astra Agro Lestari Tbk	23,800	23,068
P.T. Astra International Tbk	835,600	510,410
P.T. Bank Central Asia Tbk	388,200	626,339
P.T. Bank Danamon Indonesia Tbk	225,400	115,462
P.T. Bank Mandiri Persero Tbk	772,658	454,984
P.T. Bank Negara Indonesia Persero Tbk	481,500	351,343
P.T. Bank Pan Indonesia Tbk *	133,300	11,188
P.T. Bank Rakyat Indonesia Persero Tbk	2,620,500	703,049
P.T. Barito Pacific Tbk *	214,700	35,764
P.T. Bukit Asam Persero Tbk	55,000	9,972
P.T. Bumi Serpong Damai Tbk	517,200	64,805
P.T. Charoen Pokphand Indonesia Tbk	350,700	77,546
P.T. Ciputra Development Tbk	319,979	27,947
P.T. Gudang Garam Tbk	20,900	129,089
P.T. Indah Kiat Pulp & Paper Corp Tbk	37,500	14,925
P.T. Indocement Tunggal Prakarsa Tbk	53,300	86,231
P.T. Indofood CBP Sukses Makmur Tbk	118,700	77,865
P.T. Indofood Sukses Makmur Tbk	429,500	241,381
P.T. Indosat Tbk	30,500	10,785
P.T. Jasa Marga Persero Tbk	103,744	48,870
P.T. Kalbe Farma Tbk	785,300	97,819
P.T. Matahari Department Store Tbk	94,800	69,643
P.T. Mayora Indah Tbk	360,075	53,610
P.T. Media Nusantara Citra Tbk	211,800	20,060
P.T. Pakuwon Jati Tbk	1,030,100	52,008
P.T. Perusahaan Gas Negara Persero Tbk	661,300	85,179
P.T. Sarana Menara Nusantara Tbk	42,200	12,441
P.T. Semen Indonesia Persero Tbk	160,000	116,750
P.T. Surya Citra Media Tbk	313,700	57,341
P.T. Telekomunikasi Indonesia Persero Tbk	1,144,600	374,620
P.T. Telekomunikasi Indonesia Persero Tbk ADR	10,960	353,131
P.T. Tower Bersama Infrastructure Tbk	63,000	29,769
P.T. Unilever Indonesia Tbk	80,800	332,907
P.T. United Tractors Tbk	103,796	270,822
P.T. Waskita Karya Persero Tbk	152,200	24,792
P.T. XL Axiata Tbk *	251,500	54,869

		5,893,184

Malaysia - 2.8%

AirAsia Bhd	129,100	106,866
Alliance Bank Malaysia Bhd	15,200	15,300
AMMB Holdings Bhd	88,200	96,111
Astro Malaysia Holdings Bhd	95,100	62,272
Axiata Group Bhd	146,874	198,829
Batu Kawan Bhd	4,200	20,341
BIMB Holdings Bhd	32,700	35,552
British American Tobacco Malaysia Bhd	6,800	67,210
CIMB Group Holdings Bhd	147,534	238,417
Dialog Group Bhd	94,852	58,788
DiGi.Com Bhd	138,700	174,727
Felda Global Ventures Holdings Bhd	151,500	63,265
Gamuda Bhd	72,500	88,856
Genting Bhd	65,100	147,872
Genting Malaysia Bhd	131,800	183,354
Genting Plantations Bhd	8,800	22,832
HAP Seng Consolidated Bhd	26,700	62,971
Hartalega Holdings Bhd	44,800	118,227
Hong Leong Bank Bhd	37,572	157,827
Hong Leong Financial Group Bhd	24,836	109,728
IHH Healthcare Bhd	41,800	60,526
IJM Corp Bhd	151,000	113,800
Inari Amertron Bhd	5,700	4,780

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-87

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

IOI Corp Bhd	127,546	$143,083
IOI Properties Group Bhd	68,706	31,407
Kuala Lumpur Kepong Bhd	10,400	64,245
LPI Capital Bhd	3,100	13,911
Malayan Banking Bhd	162,218	392,580
Malaysia Airports Holdings Bhd	41,300	89,703
Maxis Bhd	97,200	144,262
MISC Bhd	82,160	150,285
MMC Corp Bhd	37,500	18,996
My EG Services Bhd	51,800	28,543
Petronas Chemicals Group Bhd	129,700	246,773
Petronas Dagangan Bhd	10,900	65,191
Petronas Gas Bhd	31,300	135,192
PPB Group Bhd	9,900	42,096
Press Metal Aluminium Holdings Bhd	79,520	105,909
Public Bank Bhd	105,270	540,526
QL Resources Bhd	37,180	39,964
RHB Bank Bhd	61,962	76,553
Sapura Energy Bhd	535,300	93,655
Sime Darby Bhd	103,787	56,676
Sime Darby Plantation Bhd *	103,787	153,873
Sime Darby Property Bhd *	103,787	45,649
SP Setia Bhd Group	29,240	28,900
Sunway Bhd	63,000	25,364
Telekom Malaysia Bhd	38,992	60,699
Tenaga Nasional Bhd	153,000	576,424
Top Glove Corp Bhd	8,000	15,794
Westports Holdings Bhd	60,500	55,313
YTL Corp Bhd	546,422	184,695
YTL Power International Bhd	122,757	39,112

		5,873,824

Mexico - 4.0%

Alfa SAB de CV ‘A’	405,277	445,624
America Movil SAB de CV ‘L’	1,630,935	1,405,943
America Movil SAB de CV ‘L’ ADR	4,858	83,315
Arca Continental SAB de CV	20,795	143,759
Cemex SAB de CV *	1,138,101	850,863
Coca-Cola Femsa SAB de CV ‘L’	14,920	103,918
Coca-Cola Femsa SAB de CV ADR	680	47,342
El Puerto de Liverpool SAB de CV ‘C1’	8,911	56,332
Fomento Economico Mexicano SAB de CV	46,560	437,954
Gruma SAB de CV ‘B’	14,699	186,368
Grupo Aeroportuario del Pacifico SAB de CV ‘B’	1,895	19,477
Grupo Aeroportuario del Pacifico SAB de CV ADR	1,043	107,179
Grupo Aeroportuario del Sureste SAB de CV ‘B’	3,953	71,987
Grupo Aeroportuario del Sureste SAB de CV ADR	404	73,734
Grupo Bimbo SAB de CV ‘A’	96,058	212,561
Grupo Carso SAB de CV ‘A1’	19,967	65,936
Grupo Elektra SAB de CV	4,339	154,604
Grupo Financiero Banorte SAB de CV ‘O’	95,158	521,851
Grupo Financiero Inbursa SAB de CV ‘O’	147,142	240,366
Grupo Financiero Santander Mexico SAB de CV ‘B’	141,152	206,245
Grupo Lala SAB de CV	39,836	55,938
Grupo Mexico SAB de CV ‘B’	206,023	680,125
Grupo Televisa SAB	129,980	486,404
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV *	20,585	34,548
Industrias Penoles SAB de CV	13,870	288,969
Infraestructura Energetica Nova SAB de CV	33,304	163,365
Kimberly-Clark de Mexico SAB de CV ‘A’	83,200	146,618
Megacable Holdings SAB de CV	8,175	33,265
Mexichem SAB de CV	119,137	294,654
Organizacion Soriana SAB de CV ‘B’ *	14,743	29,902

	Shares	Value

Promotora y Operadora de Infraestructura SAB de CV	10,182	$100,792
Promotora y Operadora de Infraestructura SAB de CV ‘L’	1,300	9,587
Wal-Mart de Mexico SAB de CV	260,080	637,419

		8,396,944

Peru - 0.2%

Cementos Pacasmayo SAA ADR	575	7,130
Cia de Minas Buenaventura SAA ADR	6,613	93,111
Credicorp Ltd	1,850	383,746
Grana y Montero SAA ADR *	1,724	4,913

		488,900

Philippines - 1.4%

Aboitiz Equity Ventures Inc	83,970	124,475
Aboitiz Power Corp	50,900	42,366
Alliance Global Group Inc *	286,700	91,891
Ayala Corp	9,790	199,012
Ayala Land Inc	342,100	305,186
Bank of the Philippine Islands	18,587	40,235
BDO Unibank Inc	75,193	246,725
DMCI Holdings Inc	364,150	105,043
DoubleDragon Properties Corp *	13,470	10,712
Emperador Inc	61,300	9,026
Energy Development Corp	87,564	10,068
Globe Telecom Inc	2,025	77,073
GT Capital Holdings Inc	3,545	91,750
International Container Terminal Services Inc	31,180	65,895
JG Summit Holdings Inc	131,670	190,139
Jollibee Foods Corp	21,990	111,448
LT Group Inc	131,900	49,515
Manila Electric Co	14,560	95,842
Megaworld Corp	805,000	83,209
Metro Pacific Investments Corp	541,700	74,332
Metropolitan Bank & Trust Co	42,471	86,166
PLDT Inc	4,350	129,029
Puregold Price Club Inc	48,200	48,277
Robinsons Retail Holdings Inc	15,840	30,525
San Miguel Corp	44,640	99,796
Security Bank Corp	12,160	61,238
Semirara Mining & Power Corp	45,080	33,232
SM Investments Corp	4,922	97,612
SM Prime Holdings Inc	260,300	195,538
Top Frontier Investment Holdings Inc *	1,506	8,628
Universal Robina Corp	43,420	131,339

		2,945,322

Poland - 1.7%

Alior Bank SA *	7,365	167,810
AmRest Holdings SE *	342	40,295
Bank Handlowy w Warszawie SA	2,265	53,278
Bank Millennium SA *	45,483	116,812
Bank Pekao SA	5,228	194,147
Bank Zachodni WBK SA	1,270	144,327
CCC SA	1,282	104,834
CD Projekt SA	2,328	64,872
Cyfrowy Polsat SA	11,151	79,637
Enea SA	5,360	17,708
Grupa Azoty SA	2,665	53,285
Grupa Lotos SA	9,429	156,004
ING Bank Slaski SA *	1,065	62,820
Jastrzebska Spolka Weglowa SA *	2,872	79,204
KGHM Polska Miedz SA	10,599	337,500
LPP SA	52	133,102
mBank SA *	936	125,035
Orange Polska SA *	30,618	50,877
PGE Polska Grupa Energetyczna SA *	73,997	255,751
Polski Koncern Naftowy ORLEN SA	17,334	526,863

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-88

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Polskie Gornictwo Naftowe i Gazownictwo SA	78,479	$141,810
Powszechna Kasa Oszczednosci Bank Polski SA *	31,136	395,279
Powszechny Zaklad Ubezpieczen SA	24,218	292,933
Tauron Polska Energia SA *	46,974	41,105

		3,635,288

Romania - 0.0%

NEPI Rockcastle PLC	4,824	83,270

Russia - 1.6%

Gazprom PJSC ADR (SEAQ)	111,210	488,868
Lenta Ltd GDR * ~	7,408	42,931
LUKOIL PJSC ADR	9,078	517,227
Magnitogorsk Iron & Steel Works PJSC GDR ~	7,310	71,199
Mail.Ru Group Ltd GDR * ~	762	21,876
MegaFon PJSC GDR ~	2,268	20,979
MMC Norilsk Nickel PJSC ADR	16,126	300,908
Novatek PJSC GDR (LI) ~	1,521	182,824
Novolipetsk Steel PJSC GDR	3,264	83,007
PhosAgro PJSC GDR ~	1,806	27,614
Rosneft Oil Co PJSC GDR ~	24,830	123,551
Rostelecom PJSC ADR	5,299	34,603
RusHydro PJSC ADR	35,932	42,726
Sberbank of Russia PJSC ADR (SEAQ)	50,096	844,394
Severstal PJSC GDR ~	3,498	53,529
Tatneft PJSC ADR	5,078	250,075
VTB Bank PJSC GDR ~	100,196	182,292
X5 Retail Group NV GDR * ~	1,772	66,929

		3,355,532

South Africa - 8.5%

Anglo American Platinum Ltd *	3,472	99,189
AngloGold Ashanti Ltd	9,001	93,844
AngloGold Ashanti Ltd ADR	35,545	362,204
Aspen Pharmacare Holdings Ltd	18,424	412,976
Assore Ltd	482	14,025
AVI Ltd	10,526	94,060
Barclays Africa Group Ltd	56,098	821,803
Bid Corp Ltd	18,687	454,187
Capitec Bank Holdings Ltd	2,458	218,128
Clicks Group Ltd	9,604	140,600
Discovery Ltd	25,999	390,930
Distell Group Ltd	2,585	29,637
Exxaro Resources Ltd	12,713	166,972
FirstRand Ltd	168,568	912,559
Gold Fields Ltd	1,019	4,416
Gold Fields Ltd ADR	104,637	449,939
Imperial Holdings Ltd	16,911	357,353
Investec Ltd	21,373	154,988
Kumba Iron Ore Ltd	4,569	140,008
Liberty Holdings Ltd	7,269	73,104
Life Healthcare Group Holdings Ltd	114,124	255,966
Massmart Holdings Ltd	335	3,778
MMI Holdings Ltd	34,375	58,345
Mondi Ltd	9,464	244,217
Mr Price Group Ltd	13,826	272,670
MTN Group Ltd	98,398	1,086,349
Naspers Ltd ‘N’	14,370	3,981,254
Nedbank Group Ltd	22,216	458,261
Netcare Ltd	57,694	117,277
Novus Holdings Ltd	4,970	2,370
Pick n Pay Stores Ltd	15,912	89,460
Pioneer Foods Group Ltd	5,812	63,986
PSG Group Ltd	3,986	86,985
Sanlam Ltd	90,023	630,923
Sappi Ltd	55,853	404,029

	Shares	Value

Sasol Ltd	7,829	$270,633
Sasol Ltd ADR	19,233	657,961
Shoprite Holdings Ltd	29,098	520,201
Sibanye Gold Ltd	122,455	156,375
Standard Bank Group Ltd	68,337	1,075,994
Steinhoff International Holdings NV	111,485	41,849
Telkom SA SOC Ltd	12,568	48,880
The Bidvest Group Ltd	28,142	493,883
The Foschini Group Ltd	6,225	99,283
The SPAR Group Ltd	4,825	79,294
Tiger Brands Ltd	11,688	434,551
Truworths International Ltd	24,321	185,703
Vodacom Group Ltd	21,606	253,380
Woolworths Holdings Ltd	92,826	489,995

		17,954,774

South Korea - 17.4%

Amorepacific Corp	1,205	342,742
AMOREPACIFIC Group	852	112,215
BGF Co Ltd	713	10,161
BGF Retail Co Ltd *	381	74,737
BNK Financial Group Inc	15,683	137,836
Celltrion Inc *	2,796	576,741
Cheil Worldwide Inc *	2,070	40,992
CJ CGV Co Ltd	878	60,854
CJ CheilJedang Corp	638	218,154
CJ Corp	1,425	241,267
CJ E&M Corp	784	71,549
CJ Logistics Corp *	204	26,676
Com2uSCorp	534	67,888
Coway Co Ltd	2,919	266,006
Daelim Industrial Co Ltd	1,869	143,860
Daewoo Engineering & Construction Co Ltd *	1,660	9,180
DB Insurance Co Ltd	4,028	267,894
DGB Financial Group Inc	7,682	75,593
Dongkuk Steel Mill Co Ltd	2,774	28,512
Dongsuh Cos Inc	1,224	33,271
Doosan Corp	646	68,112
Doosan Heavy Industries & Construction Co Ltd	5,032	72,151
Doosan Infracore Co Ltd *	11,151	90,362
E-MART Inc	1,171	296,138
Grand Korea Leisure Co Ltd	1,775	48,497
Green Cross Corp	147	31,006
Green Cross Holdings Corp	776	28,451
GS Engineering & Construction Corp *	3,335	88,118
GS Holdings Corp	5,712	331,674
GS Retail Co Ltd	1,455	54,736
Hana Financial Group Inc	16,073	747,096
Hanjin Kal Corp *	1,034	17,678
Hankook Tire Co Ltd	4,363	222,284
Hanmi Pharm Co Ltd *	196	106,708
Hanmi Science Co Ltd *	348	36,025
Hanon Systems	10,301	133,785
Hanssem Co Ltd	584	98,193
Hanwha Chemical Corp *	6,528	192,586
Hanwha Corp	5,704	220,571
Hanwha Life Insurance Co Ltd	14,565	93,881
Hanwha Techwin Co Ltd *	1,809	60,072
Hite Jinro Co Ltd	600	13,507
Hotel Shilla Co Ltd	695	55,117
Hugel Inc *	117	60,933
Hyosung Corp	1,512	196,809
Hyundai Construction Equipment Co Ltd *	180	28,369
Hyundai Department Store Co Ltd	1,282	124,960
Hyundai Development Co-Engineering & Construction	3,759	135,244
Hyundai Electric & Energy System Co Ltd *	186	19,807
Hyundai Engineering & Construction Co Ltd	4,666	158,201

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-89

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Hyundai Glovis Co Ltd	776	$98,642
Hyundai Greenfood Co Ltd	2,987	41,682
Hyundai Heavy Industries Co Ltd *	1,736	162,835
Hyundai Home Shopping Network Corp	203	22,849
Hyundai Marine & Fire Insurance Co Ltd	4,844	212,445
Hyundai Mipo Dockyard Co Ltd *	263	19,325
Hyundai Mobis Co Ltd	1,411	346,638
Hyundai Motor Co	5,878	855,464
Hyundai Robotics Co Ltd *	450	160,151
Hyundai Rotem Co Ltd *	1,349	23,627
Hyundai Steel Co	5,676	310,767
Hyundai Wia Corp	1,375	83,485
Industrial Bank of Korea *	15,664	240,276
Innocean Worldwide Inc	368	25,162
IS Dongseo Co Ltd	859	27,923
Kakao Corp	523	66,724
Kangwon Land Inc	4,301	139,805
KB Financial Group Inc *	14,031	830,398
KB Financial Group Inc ADR *	200	11,702
KCC Corp	109	38,792
KEPCO Plant Service & Engineering Co Ltd	572	21,671
Kia Motors Corp	16,331	511,035
KIWOOM Securities Co Ltd	742	60,656
Kolon Industries Inc	947	78,641
Komipharm International Co Ltd *	1,116	39,837
Korea Aerospace Industries Ltd	2,070	91,735
Korea Electric Power Corp *	10,304	366,270
Korea Electric Power Corp ADR *	2,208	39,104
Korea Gas Corp *	1,256	49,974
Korea Investment Holdings Co Ltd	1,890	121,693
Korea Kolmar Co Ltd	317	24,281
Korea Petrochemical Ind Co Ltd	312	76,800
Korea Zinc Co Ltd	369	169,929
Korean Air Lines Co Ltd *	2,794	88,182
Korean Reinsurance Co	3,519	36,158
KT Corp ADR *	3,094	48,297
KT&G Corp	4,629	499,416
Kumho Petrochemical Co Ltd	1,138	105,654
LG Chem Ltd *	1,868	706,683
LG Corp	3,405	289,366
LG Display Co Ltd *	25,743	716,541
LG Display Co Ltd ADR *	2,409	33,148
LG Electronics Inc *	5,351	529,075
LG Household & Health Care Ltd	496	550,879
LG Innotek Co Ltd	476	63,837
LG International Corp	879	22,292
LG Uplus Corp	11,837	154,797
LIG Nex1 Co Ltd	342	19,104
Loen Entertainment Inc	353	37,095
Lotte Chemical Corp	1,180	405,178
Lotte Chilsung Beverage Co Ltd	9	11,173
Lotte Confectionery Co Ltd *	34	4,637
Lotte Corp	1,191	72,631
Lotte Shopping Co Ltd	684	127,146
LS Corp	1,178	79,710
LS Industrial Systems Co Ltd	905	55,033
Macquarie Korea Infrastructure Fund	15,319	118,053
Mando Corp	589	169,790
Medy-Tox Inc	142	64,318
Meritz Financial Group Inc	3,570	50,188
Meritz Fire & Marine Insurance Co Ltd	4,947	108,421
Meritz Securities Co Ltd	21,083	89,866
Mirae Asset Daewoo Co Ltd	11,731	100,378
NAVER Corp	1,230	999,227
NCSoft Corp	604	252,478
Nexen Tire Corp	2,814	31,017
NH Investment & Securities Co Ltd	7,167	92,768
NongShim Co Ltd	164	54,230
OCI Co Ltd	1,121	142,439
Orion Corp *	307	29,916

	Shares	Value

Orion Holdings Corp	4,400	$109,532
Ottogi Corp	28	21,081
Pan Ocean Co Ltd *	4,807	23,620
Paradise Co Ltd	2,425	50,514
POSCO	1,596	496,438
POSCO ADR *	5,330	416,433
Posco Daewoo Corp	3,281	55,550
S-1 Corp *	975	97,450
S-Oil Corp	1,812	197,914
Samsung C&T Corp	2,514	295,508
Samsung Card Co Ltd	1,584	58,595
Samsung Electro-Mechanics Co Ltd	2,401	223,820
Samsung Electronics Co Ltd	4,135	9,824,389
Samsung Engineering Co Ltd *	3,958	45,803
Samsung Fire & Marine Insurance Co Ltd	1,422	354,565
Samsung Heavy Industries Co Ltd *	17,638	120,583
Samsung Life Insurance Co Ltd	2,667	309,406
Samsung SDI Co Ltd *	915	174,441
Samsung SDS Co Ltd	750	139,845
Samsung Securities Co Ltd	2,756	94,069
SFA Engineering Corp	658	23,817
Shinhan Financial Group Co Ltd *	14,669	677,080
Shinhan Financial Group Co Ltd ADR *	253	11,739
Shinsegae Inc	495	138,714
SK Chemicals Co Ltd ±	1,131	88,954
SK Holdings Co Ltd	1,578	417,144
SK Hynix Inc *	25,922	1,841,143
SK Innovation Co Ltd	3,093	590,054
SK Materials Co Ltd	252	42,325
SK Networks Co Ltd	8,423	52,299
SK Telecom Co Ltd	561	139,916
SK Telecom Co Ltd ADR	3,000	83,730
SKC Co Ltd	1,253	54,967
SPC Samlip Co Ltd	148	21,636
Tongyang Life Insurance Co Ltd	2,709	19,232
Woori Bank	24,341	357,822
Young Poong Corp	31	31,147
Youngone Corp *	1,152	33,897
Yuhan Corp	265	54,163

		36,755,973

Taiwan - 14.9%

Accton Technology Corp	7,000	24,810
Acer Inc *	198,789	160,935
Advanced Semiconductor Engineering Inc	392,899	502,923
Advanced Semiconductor Engineering Inc ADR	3,541	22,946
Advantech Co Ltd	15,939	112,623
Airtac International Group	5,484	98,233
Asia Cement Corp	155,784	147,370
Asia Pacific Telecom Co Ltd *	143,000	47,870
Asustek Computer Inc	44,667	419,525
AU Optronics Corp	992,000	412,270
AU Optronics Corp ADR	8,622	35,868
Casetek Holdings Ltd	8,000	27,421
Catcher Technology Co Ltd	41,000	449,265
Cathay Financial Holding Co Ltd	311,600	558,245
Chailease Holding Co Ltd	80,360	233,105
Chang Hwa Commercial Bank Ltd	289,966	161,030
Cheng Shin Rubber Industry Co Ltd	120,178	212,018
Chicony Electronics Co Ltd	35,756	89,851
China Airlines Ltd *	316,436	123,497
China Development Financial Holding Corp	879,834	299,538
China Life Insurance Co Ltd	121,991	122,382
China Motor Corp	20,000	17,452
China Steel Corp	438,007	363,990
Chipbond Technology Corp	27,000	50,981
Chroma ATE Inc	20,000	108,506
Chunghwa Precision Test Tech Co Ltd	1,000	38,245
Chunghwa Telecom Co Ltd	57,000	202,756

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-90

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Chunghwa Telecom Co Ltd ADR	6,113	$216,645
Compal Electronics Inc	358,092	255,954
Compeq Manufacturing Co Ltd	38,000	48,697
CTBC Financial Holding Co Ltd	675,094	464,065
CTCI Corp	14,000	21,241
Delta Electronics Inc	78,150	375,461
E Ink Holdings Inc	9,000	14,430
E.Sun Financial Holding Co Ltd	595,690	377,725
Eclat Textile Co Ltd	8,663	86,307
Elite Material Co Ltd	17,000	57,721
Epistar Corp *	40,000	60,280
Eternal Materials Co Ltd	34,020	35,211
Eva Airways Corp	251,546	133,683
Evergreen Marine Corp Taiwan Ltd *	69,517	38,077
Far Eastern New Century Corp	283,965	255,197
Far EasTone Telecommunications Co Ltd	99,000	244,518
Farglory Land Development Co Ltd	12,000	12,944
Feng TAY Enterprise Co Ltd	14,396	65,550
First Financial Holding Co Ltd	442,225	290,098
Formosa Chemicals & Fibre Corp	91,446	315,489
Formosa Petrochemical Corp	44,000	170,190
Formosa Plastics Corp	112,292	371,560
Formosa Taffeta Co Ltd	29,000	30,442
Foxconn Technology Co Ltd	14,144	40,313
Fubon Financial Holding Co Ltd	220,343	374,575
General Interface Solution Holding Ltd	9,000	59,660
Giant Manufacturing Co Ltd	17,000	93,183
Globalwafers Co Ltd	5,000	66,338
Gourmet Master Co Ltd	3,300	48,101
HannStar Display Corp	110,000	36,708
Highwealth Construction Corp	54,700	77,597
Hiwin Technologies Corp	7,975	85,791
Hon Hai Precision Industry Co Ltd	526,321	1,673,484
Hota Industrial Manufacturing Co Ltd	8,510	41,745
Hotai Motor Co Ltd	9,000	106,761
HTC Corp *	44,572	109,488
Hua Nan Financial Holdings Co Ltd	348,696	196,042
Innolux Corp	895,390	371,684
Inventec Corp	169,000	134,496
Kenda Rubber Industrial Co Ltd	32,178	40,554
King Slide Works Co Ltd	2,000	26,917
King Yuan Electronics Co Ltd	44,000	44,574
King’s Town Bank Co Ltd	57,000	71,263
Kinsus Interconnect Technology Corp	12,000	21,793
Largan Precision Co Ltd	5,000	671,156
LCY Chemical Corp	24,000	39,044
Lite-On Technology Corp	156,855	213,358
Long Chen Paper Co Ltd	22,000	30,844
Macronix International *	25,000	36,929
Makalot Industrial Co Ltd	5,174	21,683
MediaTek Inc	42,020	413,048
Mega Financial Holding Co Ltd	526,725	424,726
Merida Industry Co Ltd	4,400	18,437
Merry Electronics Co Ltd	3,000	19,482
Micro-Star International Co Ltd	32,000	82,122
Nan Ya Plastics Corp	156,394	408,613
Nanya Technology Corp	46,162	117,501
Nien Made Enterprise Co Ltd	8,000	85,226
Novatek Microelectronics Corp	32,000	121,653
Parade Technologies Ltd	2,000	39,435
Pegatron Corp	168,090	404,998
Phison Electronics Corp	8,000	78,163
Pou Chen Corp	191,000	246,865
Powertech Technology Inc	55,300	162,861
Poya International Co Ltd	4,080	51,071
President Chain Store Corp	32,000	304,758
Qisda Corp	106,000	75,102
Quanta Computer Inc	140,000	291,211
Radiant Opto-Electronics Corp	14,669	34,747
Realtek Semiconductor Corp *	24,300	88,578

	Shares	Value

Ruentex Development Co Ltd *	55,214	$59,153
Ruentex Industries Ltd *	25,236	42,812
Shin Kong Financial Holding Co Ltd	555,591	195,461
Siliconware Precision Industries Co Ltd	101,923	172,030
Simplo Technology Co Ltd	9,000	50,204
Sino-American Silicon Products Inc	34,000	86,492
SinoPac Financial Holdings Co Ltd	738,119	239,851
St Shine Optical Co Ltd	2,000	65,263
Standard Foods Corp	10,884	27,065
Synnex Technology International Corp	60,850	82,765
Taichung Commercial Bank Co Ltd	36,200	12,055
TaiMed Biologics Inc *	4,000	24,766
Taishin Financial Holding Co Ltd	628,169	291,830
Taiwan Business Bank	215,767	60,785
Taiwan Cement Corp	293,693	359,299
Taiwan Cooperative Financial Holding Co Ltd	409,594	228,259
Taiwan Fertilizer Co Ltd	50,000	64,347
Taiwan Glass Industry Corp *	87,123	65,166
Taiwan High Speed Rail Corp	55,000	43,370
Taiwan Mobile Co Ltd	56,400	203,740
Taiwan Secom Co Ltd	12,000	36,937
Taiwan Semiconductor Manufacturing Co Ltd	1,043,779	7,992,291
Taiwan Semiconductor Manufacturing Co Ltd ADR	13,867	549,827
Tatung Co Ltd *	132,000	84,813
Teco Electric & Machinery Co Ltd	129,000	123,190
Tong Yang Industry Co Ltd	23,000	44,385
TPK Holding Co Ltd *	24,000	66,937
Transcend Information Inc	12,000	33,284
Tripod Technology Corp	31,000	96,607
TSRC Corp	9,450	11,818
Uni-President Enterprises Corp	297,994	659,947
United Microelectronics Corp	1,342,000	637,243
Vanguard International Semiconductor Corp	70,000	154,998
Walsin Lihwa Corp	196,000	115,592
Walsin Technology Corp	7,000	24,610
Wan Hai Lines Ltd	46,000	29,688
Win Semiconductors Corp	21,202	200,373
Winbond Electronics Corp	197,178	154,589
Wistron Corp	221,333	177,377
WPG Holdings Ltd	88,000	116,201
Yageo Corp	17,900	211,506
Yuanta Financial Holding Co Ltd	537,169	248,399
Yulon Motor Co Ltd	74,000	60,012
Zhen Ding Technology Holding Ltd	38,000	83,204

		31,476,359

Thailand - 2.8%

Advanced Info Service PCL	51,900	304,170
Airports of Thailand PCL	215,900	449,572
Bangchak Corp PCL	49,300	61,644
Bangkok Bank PCL NVDR	8,200	50,825
Bangkok Dusit Medical Services PCL ‘F’	181,800	116,589
Bangkok Expressway & Metro PCL	207,600	49,049
Bangkok Life Assurance PCL	18,480	19,988
Bangkok Life Assurance PCL NVDR	12,100	13,088
Banpu PCL	115,550	69,065
Berli Jucker PCL	25,300	51,140
BTS Group Holdings PCL	134,100	34,153
Bumrungrad Hospital PCL	15,500	89,890
Central Pattana PCL	48,200	126,083
Central Plaza Hotel PCL	49,000	87,581
CH Karnchang PCL	20,900	16,994
Charoen Pokphand Foods PCL	226,500	166,800
CP ALL PCL	146,900	346,705
Delta Electronics Thailand PCL	20,600	46,301
Electricity Generating PCL	8,100	53,685
Energy Absolute PCL	62,000	99,877

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-91

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Global Power Synergy PCL	34,000	$75,115
Glow Energy PCL	29,600	73,796
Home Product Center PCL	243,359	95,581
Indorama Ventures PCL	60,900	99,351
Intouch Holdings PCL ‘F’	21,900	37,452
Intouch Holdings PCL NVDR	19,600	33,781
IRPC PCL	342,100	74,004
Jasmine International PCL	87,900	19,150
Kasikornbank PCL	33,600	245,897
Kasikornbank PCL NVDR	6,200	44,034
KCE Electronics PCL	12,600	31,956
Kiatnakin Bank PCL	15,600	37,883
Krung Thai Bank PCL	213,675	125,603
Land & Houses PCL	63,480	20,452
Land & Houses PCL NVDR	112,300	36,181
Minor International PCL	68,680	92,199
MK Restaurants Group PCL	9,400	24,733
Muangthai Leasing PCL ‘F’	33,900	40,212
Pruksa Holding PCL	44,600	32,160
PTT Exploration & Production PCL	74,641	228,746
PTT Global Chemical PCL	76,400	199,126
PTT PCL	55,500	745,904
Ratchaburi Electricity Generating Holding PCL	27,000	44,945
Robinson PCL	10,800	24,191
Siam City Cement PCL	4,648	37,509
Siam Global House PCL	43,800	22,848
Srisawad Corp PCL	11,100	22,224
Star Petroleum Refining PCL	114,900	60,184
Thai Oil PCL	59,600	189,279
Thai Union Group PCL ‘F’	90,800	55,444
Thanachart Capital PCL	21,000	36,218
The Siam Cement PCL	12,400	186,219
The Siam Commercial Bank PCL	43,000	197,369
Tisco Financial Group PCL	10,200	27,699
TMB Bank PCL	932,100	86,374
Total Access Communication PCL *	70,100	105,157
True Corp PCL *	448,132	85,009
WHA Corp PCL	195,000	23,934

		5,871,118

Turkey - 1.3%

Akbank Turk AS	56,126	145,658
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,124	51,867
Arcelik AS	12,735	72,208
Aselsan Elektronik Sanayi Ve Ticaret AS	5,724	47,973
BIM Birlesik Magazalar AS	11,189	230,099
Coca-Cola Icecek AS	5,966	53,805
Enka Insaat ve Sanayi AS	21,155	33,659
Eregli Demir ve Celik Fabrikalari TAS	69,162	182,482
Ford Otomotiv Sanayi AS	2,270	36,082
KOC Holding AS	25,721	125,318
Petkim Petrokimya Holding AS	40,528	83,038
TAV Havalimanlari Holding AS	12,618	74,683
Tofas Turk Otomobil Fabrikasi AS	6,770	58,918
Tupras Turkiye Petrol Rafinerileri AS	6,698	214,647
Turk Hava Yollari AO *	50,366	208,498
Turk Telekomunikasyon AS *	33,335	56,553
Turkcell Iletisim Hizmetleri AS	31,724	129,354
Turkcell Iletisim Hizmetleri AS ADR	4,700	47,940
Turkiye Garanti Bankasi AS	96,060	271,450
Turkiye Halk Bankasi AS	44,303	125,901
Turkiye Is Bankasi ‘C’	120,436	221,143
Turkiye Sise ve Cam Fabrikalari AS	50,840	62,996
Turkiye Vakiflar Bankasi TAO ‘D’	61,569	109,818
Ulker Biskuvi Sanayi AS	4,217	21,883
Yapi ve Kredi Bankasi AS *	61,628	70,470

		2,736,443

	Shares	Value

United States - 0.1%

Yum China Holdings Inc	2,846	$113,897

Total Common Stocks (Cost $162,286,274)		204,606,827

	Principal Amount

SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $690,132; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $708,882)	$690,116	690,116

Total Short-Term Investment (Cost $690,116)		690,116

TOTAL INVESTMENTS - 100.1% (Cost $167,676,742)		211,001,422

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(251,763)

NET ASSETS - 100.0%		$210,749,659

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.8%
Technology	14.7%
Communications	13.7%
Consumer, Non-Cyclical	10.2%
Consumer, Cyclical	9.3%
Industrial	8.3%
Basic Materials	7.9%
Energy	6.9%
Others (each less than 3.0%)	4.3%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	As of December 31, 2017, the Fund’s composition by country of risk as a percentage of net assets was as follows:

South Korea	17.4%
China	16.8%
Taiwan	14.9%
India	12.5%
South Africa	8.5%
Brazil	7.3%
Mexico	4.0%
Others (each less than 3.0%)	18.7%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(c)	An investment with a value of $600 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-92

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$13	$-	$-	$13
	Preferred Stocks
	Brazil	5,084,207	188,552	4,895,655	-
	Chile	239,759	239,759	-	-
	Colombia	380,500	380,500	-	-

	Total Preferred Stocks	5,704,466	808,811	4,895,655	-

	Common Stocks
	Brazil	10,319,552	1,921,137	8,398,415	-
	Chile	2,887,118	2,448,498	438,620	-
	China	35,418,520	8,521,930	26,895,990	600
	Colombia	861,703	861,703	-	-
	Czech Republic	516,684	448,018	68,666	-
	Egypt	189,812	189,812	-	-
	Greece	384,468	379,911	4,557	-
	Hong Kong	946,045	76,029	870,016	-
	Hungary	1,082,752	42,572	1,040,180	-
	India	26,419,345	6,106,228	20,313,117	-
	Indonesia	5,893,184	3,404,997	2,488,187	-
	Malaysia	5,873,824	3,496,893	2,376,931	-
	Mexico	8,396,944	8,396,944	-	-
	Peru	488,900	488,900	-	-
	Philippines	2,945,322	1,748,830	1,196,492	-
	Poland	3,635,288	785,539	2,849,749	-
	Romania	83,270	83,270	-	-
	Russia	3,355,532	430,411	2,925,121	-
	South Africa	17,954,774	5,721,149	12,233,625	-
	South Korea	36,755,973	7,422,772	29,244,247	88,954
	Taiwan	31,476,359	2,862,049	28,614,310	-
	Thailand	5,871,118	3,160,439	2,710,679	-
	Turkey	2,736,443	157,772	2,578,671	-
	United States	113,897	113,897	-	-

	Total Common Stocks	204,606,827	59,269,700	145,247,573	89,554

	Short-Term Investment	690,116	-	690,116	-

	Total	$211,001,422	$60,078,511	$150,833,344	$89,567

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$1,940,918	1	2	Unadjusted Exchange-Traded Price	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor
29,750,903	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price
88,954	2	3	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Methodology Approved by the Trustee Valuation Committee (unobservable inputs)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-93

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value

RIGHTS - 0.0%

Spain - 0.0%

Repsol SA Exp 01/10/18 *	47,107	$21,422

Total Rights (Cost $21,590)		21,422

PREFERRED STOCKS - 0.6%

Germany - 0.6%

Bayerische Motoren Werke AG	2,080	185,607
FUCHS PETROLUB SE	2,285	120,992
Henkel AG & Co KGaA	3,278	432,877
Porsche Automobil Holding SE	5,283	441,502
Sartorius AG	1,164	110,571
Schaeffler AG	5,314	93,763
Volkswagen AG	6,128	1,217,222

		2,602,534

Total Preferred Stocks (Cost $2,696,442)		2,602,534

COMMON STOCKS - 98.6%

Australia - 5.9%

Adelaide Brighton Ltd	9,208	46,666
AGL Energy Ltd	16,027	303,712
Alumina Ltd	39,900	75,194
Amcor Ltd	34,427	412,515
AMP Ltd	152,550	615,769
Ansell Ltd	2,846	53,743
APA Group >>	28,250	183,186
Aristocrat Leisure Ltd	19,004	349,943
ASX Ltd	3,271	139,630
Aurizon Holdings Ltd	58,561	225,650
AusNet Services	53,895	75,739
Australia & New Zealand Banking Group Ltd	69,881	1,558,978
Bank of Queensland Ltd	17,992	177,963
Bendigo & Adelaide Bank Ltd	24,762	224,703
BHP Billiton Ltd	65,587	1,506,592
BHP Billiton Ltd ADR	19,271	886,273
BHP Billiton PLC	5,701	115,276
BHP Billiton PLC ADR	25,431	1,024,869
BlueScope Steel Ltd	39,612	471,801
Boral Ltd	51,638	312,606
Brambles Ltd	41,096	322,072
Caltex Australia Ltd	10,463	277,178
Challenger Ltd	9,946	108,466
CIMIC Group Ltd	4,087	163,461
Coca-Cola Amatil Ltd	27,130	179,733
Cochlear Ltd	1,941	258,740
Commonwealth Bank of Australia	45,620	2,847,075
Computershare Ltd	17,558	222,456
Crown Resorts Ltd	12,942	131,185
CSL Ltd	13,320	1,463,784
Domino’s Pizza Enterprises Ltd	2,060	74,873
Downer EDI Ltd	18,977	102,090
Evolution Mining Ltd	69,341	143,592
Flight Centre Travel Group Ltd	1,420	48,945
Fortescue Metals Group Ltd	109,965	416,148
Harvey Norman Holdings Ltd	31,468	102,047
Incitec Pivot Ltd	75,555	228,936
Insurance Australia Group Ltd	55,821	314,399
LendLease Group >>	12,288	156,221
Macquarie Group Ltd	11,265	871,290
Magellan Financial Group Ltd	2,423	50,811
Medibank Pvt Ltd	88,784	227,362

	Shares	Value

National Australia Bank Ltd	63,403	$1,456,061
Newcrest Mining Ltd	16,623	295,922
Oil Search Ltd	43,857	265,537
Orica Ltd	15,261	214,554
Origin Energy Ltd *	65,924	482,906
Qantas Airways Ltd	20,298	79,590
QBE Insurance Group Ltd	43,117	357,894
Qube Holdings Ltd	17,594	35,456
Ramsay Health Care Ltd	4,437	242,289
REA Group Ltd	2,211	131,836
Santos Ltd *	78,317	331,498
SEEK Ltd	8,240	121,851
Sonic Healthcare Ltd	8,448	150,234
South32 Ltd	87,687	237,680
South32 Ltd ADR	19,283	260,803
Spark Infrastructure Group >>	56,692	110,821
Suncorp Group Ltd	35,517	382,811
Sydney Airport >>	23,355	128,152
Tabcorp Holdings Ltd	49,519	214,844
Telstra Corp Ltd	118,771	335,748
The Star Entertainment Group Ltd	39,197	185,200
TPG Telecom Ltd	16,925	86,605
Transurban Group >>	47,400	458,739
Treasury Wine Estates Ltd	22,942	284,686
Wesfarmers Ltd	23,426	810,022
Westpac Banking Corp	73,680	1,792,157
Westpac Banking Corp ADR	11,778	287,148
Woodside Petroleum Ltd	18,708	481,319
Woolworths Group Ltd	36,755	780,908

		28,474,943

Austria - 0.3%

ANDRITZ AG	2,698	152,239
Erste Group Bank AG *	11,047	478,728
OMV AG	4,483	284,169
Raiffeisen Bank International AG *	4,536	164,364
Verbund AG	1,349	32,510
voestalpine AG	4,653	277,798

		1,389,808

Belgium - 1.2%

Ageas	10,066	491,720
Anheuser-Busch InBev SA/NV	16,364	1,826,898
Anheuser-Busch InBev SA/NV ADR	5,490	612,464
Colruyt SA	3,153	164,024
KBC Group NV	8,229	701,221
Proximus SADP	7,787	255,537
Solvay SA	5,369	746,486
Telenet Group Holding NV *	2,064	143,792
UCB SA	6,182	490,189
Umicore SA	7,226	342,144

		5,774,475

Bermuda - 0.0%

Golar LNG Ltd (NOTC)	834	24,862

Canada - 8.6%

Agnico Eagle Mines Ltd (NYSE)	5,736	264,889
Agnico Eagle Mines Ltd (TSE)	2,500	115,434
Agrium Inc (NYSE)	4,148	477,020
Agrium Inc (TSE)	2,451	281,914
Algonquin Power & Utilities Corp	4,900	54,808
Alimentation Couche-Tard Inc ‘B’	11,450	597,459
AltaGas Ltd	5,379	122,472
ARC Resources Ltd	13,251	155,491
Atco Ltd ‘I’	3,796	135,895
B2Gold Corp *	39,300	121,308
Bank of Montreal (NYSE)	13,242	1,059,625
Bank of Montreal (TSE)	7,130	570,570

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-94

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Barrick Gold Corp (NYSE)	2,090	$30,242
Barrick Gold Corp (TSE)	28,083	406,165
BCE Inc (TSE)	5,405	259,629
BlackBerry Ltd (NASDAQ) *	8,179	91,359
BlackBerry Ltd (TSE) *	2,125	23,735
Bombardier Inc ‘B’ *	82,400	198,625
Brookfield Asset Management Inc ‘A’	19,712	858,107
CAE Inc (NYSE)	2,538	47,105
CAE Inc (TSE)	10,100	187,617
Cameco Corp (NYSE)	11,761	108,554
Cameco Corp (TSE)	4,548	42,007
Canadian Imperial Bank of Commerce (NYSE)	3,140	305,867
Canadian Imperial Bank of Commerce (TSE)	7,729	753,470
Canadian National Railway Co (NYSE)	10,603	874,748
Canadian National Railway Co (TSE)	10,212	842,064
Canadian Natural Resources Ltd (NYSE)	3,484	124,448
Canadian Natural Resources Ltd (TSE)	19,058	681,054
Canadian Pacific Railway Ltd (NYSE)	1,851	338,289
Canadian Pacific Railway Ltd (TSE)	1,900	347,139
Canadian Tire Corp Ltd ‘A’	3,325	433,546
Canadian Utilities Ltd ‘A’	3,732	111,069
CCL Industries Inc ‘B’	6,000	277,232
Cenovus Energy Inc (NYSE)	29,993	273,836
CGI Group Inc ‘A’ (NYSE) *	4,510	245,028
CGI Group Inc ‘A’ (TSE) *	3,600	195,609
CI Financial Corp	9,000	213,150
Cogeco Communications Inc	1,100	75,679
Constellation Software Inc	700	424,355
Crescent Point Energy Corp (NYSE)	14,090	107,366
Crescent Point Energy Corp (TSE)	8,110	61,809
Dollarama Inc	3,523	440,165
Element Fleet Management Corp	12,100	91,448
Emera Inc	1,500	56,062
Empire Co Ltd ‘A’	5,824	113,468
Enbridge Inc (NYSE)	23,762	929,332
Enbridge Inc (TSE)	13,363	522,613
Enbridge Income Fund Holdings Inc	4,500	106,718
Encana Corp (NYSE)	28,568	380,811
Encana Corp (TSE)	5,389	71,896
Fairfax Financial Holdings Ltd	797	424,395
Finning International Inc	4,756	120,016
First Capital Realty Inc	8,300	136,815
Fortis Inc	8,092	296,835
Franco-Nevada Corp (NYSE)	1,980	158,301
Franco-Nevada Corp (TSE)	350	27,972
George Weston Ltd	2,100	182,368
Gildan Activewear Inc (NYSE)	4,281	138,276
Gildan Activewear Inc (TSE)	2,800	90,460
Goldcorp Inc (NYSE)	24,192	308,932
Goldcorp Inc (TSE)	12,030	153,414
Great-West Lifeco Inc	7,700	215,012
Husky Energy Inc *	14,919	210,670
Hydro One Ltd ~	6,700	119,395
IGM Financial Inc	4,900	172,104
Imperial Oil Ltd (ASE)	4,702	146,655
Imperial Oil Ltd (TSE)	3,750	117,035
Industrial Alliance Insurance & Financial Services Inc	4,376	208,252
Intact Financial Corp	2,950	246,397
Inter Pipeline Ltd	13,327	275,976
Keyera Corp	6,200	174,705
Kinross Gold Corp *	103,159	444,807
Linamar Corp	3,222	187,655
Loblaw Cos Ltd	5,255	285,200
Lundin Mining Corp	46,600	309,925
Magna International Inc (NYSE)	9,069	513,940
Magna International Inc (TSE)	6,400	362,718
Manulife Financial Corp (NYSE)	26,269	547,971

	Shares	Value

Manulife Financial Corp (TSE)	24,104	$502,790
Maple Leaf Foods Inc	2,533	72,181
Methanex Corp (NASDAQ)	1,604	97,122
Methanex Corp (TSE)	1,400	84,824
Metro Inc	8,799	281,750
National Bank of Canada	13,120	654,643
New Flyer Industries Inc	1,200	51,551
Northland Power Inc	5,500	102,168
Onex Corp	2,700	198,021
Open Text Corp (NASDAQ)	5,166	184,271
Open Text Corp (TSE)	2,400	85,365
Pan American Silver Corp	2,796	43,506
Parkland Fuel Corp	1,900	40,585
Pembina Pipeline Corp (NYSE)	1,634	59,118
Pembina Pipeline Corp (TSE)	6,453	233,633
Potash Corp of Saskatchewan Inc (NYSE)	14,377	296,885
PrairieSky Royalty Ltd	806	20,557
Quebecor Inc ‘B’	8,400	158,377
Restaurant Brands International Inc (TSE)	5,988	368,093
Ritchie Bros Auctioneers Inc (NYSE)	1,008	30,169
Ritchie Bros Auctioneers Inc (TSE)	804	24,075
Rogers Communications Inc ‘B’ (NYSE)	5,998	305,478
Rogers Communications Inc ‘B’ (TSE)	5,500	280,251
Royal Bank of Canada (NYSE)	17,359	1,417,362
Royal Bank of Canada (TSE)	21,654	1,768,324
Saputo Inc	8,700	312,702
Seven Generations Energy Ltd ‘A’ *	5,382	76,127
Shaw Communications Inc ‘B’ (NYSE)	10,956	250,126
Shaw Communications Inc ‘B’ (TSE)	8,335	190,240
Shopify Inc ‘A’ *	599	60,499
SNC-Lavalin Group Inc	4,027	182,769
Stantec Inc (NYSE)	4,283	119,710
Sun Life Financial Inc (NYSE)	8,280	341,633
Sun Life Financial Inc (TSE)	7,061	291,428
Suncor Energy Inc (NYSE)	18,232	669,479
Suncor Energy Inc (TSE)	23,599	866,423
Teck Resources Ltd ‘B’ (NYSE)	28,080	734,854
Teck Resources Ltd ‘B’ (TSE)	8,150	213,119
TELUS Corp	4,800	181,842
The Bank of Nova Scotia (NYSE)	11,295	728,866
The Bank of Nova Scotia (TSE)	18,313	1,181,822
The Jean Coutu Group PJC Inc ‘A’	3,100	60,224
The Toronto-Dominion Bank (NYSE)	18,542	1,086,190
The Toronto-Dominion Bank (TSE)	22,268	1,304,724
Thomson Reuters Corp (NYSE)	1,579	68,829
Thomson Reuters Corp (TSE)	5,700	248,451
TMX Group Ltd	700	39,227
Toromont Industries Ltd	863	37,829
Tourmaline Oil Corp *	10,188	184,632
TransAlta Renewables Inc	1,100	11,718
TransCanada Corp (NYSE)	12,135	590,246
TransCanada Corp (TSE)	8,563	416,774
Trisura Group Ltd *	115	2,357
Turquoise Hill Resources Ltd (TSE) *	47,360	161,634
Vermilion Energy Inc (NYSE)	1,620	58,838
Vermilion Energy Inc (TSE)	1,433	52,076
Waste Connections Inc	5,875	416,773
West Fraser Timber Co Ltd	4,115	253,938
Wheaton Precious Metals Corp (NYSE)	9,007	199,325
Wheaton Precious Metals Corp (TSE)	5,710	126,238
Whitecap Resources Inc	5,400	38,449
Winpak Ltd	500	18,616
WSP Global Inc	3,048	145,271
Yamana Gold Inc	38,177	119,056

		41,588,655

Chile - 0.0%

Antofagasta PLC	11,715	158,107

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-95

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

China - 0.1%

BOC Hong Kong Holdings Ltd	90,500	$457,366

Columbia - 0.1%

Millicom International Cellular SA SDR	4,543	306,813

Denmark - 1.6%

AP Moller - Maersk AS ‘A’	111	184,930
AP Moller - Maersk AS ‘B’	157	273,649
Bakkafrost P/F	1,531	64,878
Carlsberg AS ‘B’	2,860	343,023
Chr Hansen Holding AS	2,673	250,727
Coloplast AS ‘B’	3,293	261,795
Danske Bank AS	16,850	655,836
DSV AS	5,852	460,469
Genmab AS *	1,082	179,441
H Lundbeck AS	2,530	128,299
ISS AS	6,234	241,350
Jyske Bank AS	1,840	104,617
Novo Nordisk AS ‘B’	31,501	1,692,721
Novo Nordisk AS ADR	19,216	1,031,323
Novozymes AS ‘B’	6,865	391,904
Orsted AS ~	3,214	175,445
Pandora AS	4,942	537,188
Tryg AS	4,263	106,639
Vestas Wind Systems AS	6,016	415,707
William Demant Holding AS *	4,771	133,265

		7,633,206

Finland - 1.0%

Elisa OYJ	5,094	199,804
Fortum OYJ	19,616	388,227
Kone OYJ ‘B’	8,875	476,612
Neste OYJ	6,672	427,081
Nokia OYJ ADR	17,556	81,811
Nokia OYJ (OMXH)	137,650	643,147
Nokia OYJ (XPAR)	20,544	95,777
Orion OYJ ‘A’	326	12,544
Sampo OYJ ‘A’	9,906	543,662
Stora Enso OYJ ‘R’	33,257	526,883
UPM-Kymmene OYJ	33,682	1,045,652
Wartsila OYJ Abp	4,961	313,099

		4,754,299

France - 8.7%

Accor SA	4,238	218,172
Aeroports de Paris	1,553	295,301
Air Liquide SA	11,680	1,468,342
Airbus SE	19,633	1,951,260
Alstom SA	5,590	231,715
Amundi SA ~	1,747	147,962
Arkema SA	3,400	414,272
Atos SE	3,654	531,256
AXA SA	45,323	1,343,066
BioMerieux	1,161	103,949
BNP Paribas SA	27,313	2,031,775
Bollore SA	31,722	172,085
Bollore SA *	127	693
Bouygues SA	10,775	559,090
Bureau Veritas SA	9,162	250,239
Capgemini SE	3,534	418,573
Carrefour SA	26,096	562,640
Casino Guichard Perrachon SA	1,625	98,526
Christian Dior SE	1,878	685,726
Cie de Saint-Gobain	13,601	748,548
Cie Generale des Etablissements Michelin	9,056	1,295,507
CNP Assurances	8,201	189,175
Credit Agricole SA	28,056	463,262

	Shares	Value

Danone SA	15,404	$1,290,714
Dassault Aviation SA	45	69,969
Dassault Systemes SE	3,577	379,803
Eiffage SA	3,449	377,464
Electricite de France SA	29,700	371,322
Engie SA	52,010	894,130
Essilor International Cie Generale d’Optique SA	5,776	795,595
Eutelsat Communications SA	1,831	42,392
Faurecia	3,757	292,802
Getlink SE	11,079	142,502
Hermes International	803	429,583
Iliad SA	969	232,188
Imerys SA	1,696	159,715
Ingenico Group SA	1,594	170,237
Ipsen SA	947	112,713
JCDecaux SA	2,322	93,391
Kering	1,560	734,334
L’Oreal SA	6,353	1,407,701
Legrand SA	6,228	478,801
LVMH Moet Hennessy Louis Vuitton SE	7,769	2,280,242
Natixis SA	27,836	219,863
Orange SA	61,482	1,065,533
Orange SA ADR	5,000	87,000
Orpea	1,480	174,249
Pernod Ricard SA	4,052	640,843
Peugeot SA	39,186	795,915
Publicis Groupe SA	5,778	391,674
Renault SA	5,418	543,848
Safran SA	8,683	895,613
Sanofi	25,339	2,181,483
Sartorius Stedim Biotech	804	58,160
Schneider Electric SE (XPAR) *	12,140	1,029,235
SCOR SE	7,049	283,324
SEB SA	895	165,674
Societe Generale SA	19,204	990,071
Sodexo SA	2,695	361,288
Suez	14,604	256,558
Teleperformance	2,327	333,109
Thales SA	3,703	398,516
TOTAL SA	56,168	3,100,467
Ubisoft Entertainment SA *	514	39,491
Valeo SA	8,562	637,790
Veolia Environnement SA	13,766	351,021
Vinci SA	13,793	1,408,149
Vivendi SA	22,651	607,942
Zodiac Aerospace	6,374	190,521

		42,144,069

Germany - 7.9%

adidas AG	4,614	922,752
Allianz SE	9,807	2,244,309
Axel Springer SE	2,220	173,116
BASF SE	24,367	2,671,387
Bayer AG	21,001	2,609,649
Bayerische Motoren Werke AG	11,336	1,175,340
Beiersdorf AG	2,224	260,726
Brenntag AG	4,585	289,055
Commerzbank AG *	36,429	543,421
Continental AG	2,965	797,229
Covestro AG ~	4,587	472,307
Daimler AG (XETR)	30,584	2,586,196
Deutsche Bank AG (NYSE)	29,616	563,592
Deutsche Bank AG (XETR)	22,637	428,156
Deutsche Boerse AG	3,939	455,921
Deutsche Lufthansa AG	18,495	679,205
Deutsche Post AG	26,997	1,283,262
Deutsche Telekom AG	86,392	1,527,101
Deutsche Telekom AG ADR	11,200	197,803
Deutsche Wohnen SE	9,153	399,224

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-96

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

E.ON SE	89,873	$973,878
Evonik Industries AG	5,622	211,157
Fielmann AG	616	54,260
Fraport AG Frankfurt Airport Services Worldwide	1,913	210,121
Fresenius Medical Care AG & Co KGaA	4,527	475,379
Fresenius Medical Care AG & Co KGaA ADR	4,434	233,007
Fresenius SE & Co KGaA	10,730	834,491
FUCHS PETROLUB SE	1,176	56,848
GEA Group AG	5,589	267,401
Hannover Rueck SE	1,786	224,078
HeidelbergCement AG	5,289	570,288
Henkel AG & Co KGaA	2,155	258,055
HOCHTIEF AG	807	142,522
Infineon Technologies AG	28,322	771,327
Innogy SE ~	5,510	215,643
KION Group AG	4,342	373,765
LANXESS AG	4,121	326,669
LEG Immobilien AG	1,281	146,227
Linde AG *	4,906	1,145,800
MAN SE	926	105,995
Merck KGaA	2,995	321,473
METRO AG *	7,789	155,147
MTU Aero Engines AG	1,831	327,190
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,624	782,602
OSRAM Licht AG	3,193	285,912
ProSiebenSat.1 Media SE	5,843	200,565
Rational AG	81	52,109
RWE AG *	23,245	473,045
SAP SE	15,554	1,740,107
SAP SE ADR	5,104	573,485
Siemens AG	16,345	2,263,090
Symrise AG	3,973	340,641
Talanx AG *	2,345	95,563
Telefonica Deutschland Holding AG	25,888	129,563
thyssenkrupp AG	10,432	300,813
TUI AG	16,172	335,040
Uniper SE	8,951	279,236
United Internet AG ~	4,600	315,197
Volkswagen AG	1,609	324,711
Vonovia SE	9,267	459,154
Wacker Chemie AG	216	41,852
Wirecard AG	2,004	222,729
Zalando SE * ~	1,905	100,446

		37,996,332

Hong Kong - 2.9%

AIA Group Ltd	309,600	2,633,347
ASM Pacific Technology Ltd	7,900	109,597
Cathay Pacific Airways Ltd *	43,000	66,659
Chinese Estates Holdings Ltd	5,500	8,849
Chow Tai Fook Jewellery Group Ltd	31,200	32,746
CK Asset Holdings Ltd	61,280	534,188
CK Hutchison Holdings Ltd	66,780	836,773
CK Infrastructure Holdings Ltd	19,000	163,042
CLP Holdings Ltd	39,000	399,093
Dairy Farm International Holdings Ltd	8,700	68,261
First Pacific Co Ltd	44,000	29,909
Galaxy Entertainment Group Ltd	64,000	510,963
Haitong International Securities Group Ltd	75,394	42,883
Hang Lung Group Ltd	48,000	176,484
Hang Lung Properties Ltd	99,000	241,161
Hang Seng Bank Ltd	18,000	446,560
Henderson Land Development Co Ltd	32,957	216,692
HK Electric Investments & HK Electric Investments Ltd ~ >>	72,500	66,349
HKT Trust & HKT Ltd >>	208,000	265,163
Hong Kong & China Gas Co Ltd	198,562	388,842

	Shares	Value

Hong Kong Exchanges & Clearing Ltd	32,441	$992,314
Hongkong Land Holdings Ltd	29,700	208,905
Hopewell Holdings Ltd	4,500	16,605
Hutchison Port Holdings Trust	211,000	87,352
Hysan Development Co Ltd	29,000	153,856
Kerry Properties Ltd	30,000	134,769
Kingston Financial Group Ltd	146,000	139,887
Li & Fung Ltd	300,000	164,387
Melco International Development Ltd	43,000	126,097
Melco Resorts & Entertainment Ltd ADR	5,670	164,657
MTR Corp Ltd	37,090	217,093
New World Development Co Ltd	239,027	358,248
NWS Holdings Ltd	61,533	110,813
Orient Overseas International Ltd	9,500	91,594
PCCW Ltd	143,000	82,993
Power Assets Holdings Ltd	31,000	261,296
Sands China Ltd	60,000	308,835
Shangri-La Asia Ltd (XHKG)	36,666	83,034
Sino Land Co Ltd	137,565	243,367
SJM Holdings Ltd	73,000	65,228
Sun Hung Kai Properties Ltd	34,492	574,259
Swire Pacific Ltd ‘A’	27,000	249,813
Swire Pacific Ltd ‘B’	40,000	62,171
Swire Properties Ltd	27,000	87,087
Techtronic Industries Co Ltd	50,500	328,524
The Bank of East Asia Ltd	42,036	181,794
The Wharf Holdings Ltd	34,000	117,249
VTech Holdings Ltd	5,100	66,703
WH Group Ltd ~	400,500	452,128
Wharf Real Estate Investment Co Ltd *	34,000	226,294
Wheelock & Co Ltd	32,000	228,104
Xinyi Glass Holdings Ltd *	84,000	109,188
Yue Yuen Industrial Holdings Ltd	30,500	119,754

		14,051,959

Ireland - 0.6%

Bank of Ireland Group PLC *	41,467	353,006
CRH PLC	1,776	63,920
CRH PLC ADR	19,049	687,478
Glanbia PLC	8,299	148,367
James Hardie Industries PLC CDI	14,694	258,069
Kerry Group PLC ‘A’	5,216	585,162
Kingspan Group PLC	3,856	168,962
Paddy Power Betfair PLC	2,425	288,636
Smurfit Kappa Group PLC	10,216	345,543

		2,899,143

Israel - 0.4%

Azrieli Group Ltd	1,350	75,444
Bank Hapoalim BM	45,749	335,970
Bank Leumi Le-Israel BM	84,641	509,471
Bezeq The Israeli Telecommunication Corp Ltd	72,852	110,126
Delek Group Ltd	297	47,975
Elbit Systems Ltd	906	121,026
Frutarom Industries Ltd	1,082	101,392
Israel Chemicals Ltd	27,171	110,021
Melisron Ltd	708	33,452
Mizrahi Tefahot Bank Ltd	5,636	103,816
Nice Ltd ADR	1,300	119,483
Strauss Group Ltd	1,338	28,670
Teva Pharmaceutical Industries Ltd	275	5,201
Teva Pharmaceutical Industries Ltd ADR	17,858	338,409
Tower Semiconductor Ltd *	1,324	45,122

		2,085,578

Italy - 1.7%

Assicurazioni Generali SPA	40,571	738,450
Atlantia SPA	11,158	351,771
Banca Mediolanum SPA	4,790	41,467

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-97

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Davide Campari-Milano SPA	13,855	$107,052
Enel SPA	207,524	1,276,121
Eni SPA	51,379	850,216
Eni SPA ADR	5,807	192,734
Ferrari NV	3,626	379,933
Intesa Sanpaolo SPA	298,766	991,262
Leonardo SPA	15,284	181,623
Luxottica Group SPA	4,744	291,150
Mediobanca SPA	19,157	217,063
Moncler SPA	2,407	75,237
Poste Italiane SPA ~	18,503	139,310
PRADA SPA	17,300	62,473
Prysmian SPA	2,479	80,779
Recordati SPA	2,349	104,388
Snam SPA	59,532	291,557
Telecom Italia SPA *	697,849	602,660
Telecom Italia SPA ADR *	2,600	22,438
Terna Rete Elettrica Nazionale SPA	44,265	257,315
UniCredit SPA *	51,248	955,992
UnipolSai Assicurazioni SPA	34,931	81,480

		8,292,471

Japan - 23.5%

ABC-Mart Inc	900	51,586
Acom Co Ltd *	10,400	43,695
Advantest Corp	3,700	68,263
Aeon Co Ltd	24,200	408,197
AEON Financial Service Co Ltd	4,900	113,881
Aeon Mall Co Ltd	2,370	46,288
Ain Holdings Inc	700	41,817
Air Water Inc	12,000	252,613
Aisin Seiki Co Ltd	7,400	414,567
Ajinomoto Co Inc	16,300	306,672
Alfresa Holdings Corp	5,700	133,508
Alps Electric Co Ltd	9,300	264,542
Amada Holdings Co Ltd	10,800	146,632
ANA Holdings Inc	3,300	137,665
Aoyama Trading Co Ltd	2,100	78,475
Aozora Bank Ltd	4,000	155,209
Asahi Glass Co Ltd	12,200	527,338
Asahi Group Holdings Ltd	10,000	496,196
Asahi Intecc Co Ltd	2,000	68,546
Asahi Kasei Corp	47,000	604,861
Asics Corp	5,600	89,011
Astellas Pharma Inc	50,200	637,704
Azbil Corp	1,600	69,297
Bandai Namco Holdings Inc	7,200	235,006
Benesse Holdings Inc	2,400	84,441
Bridgestone Corp	19,600	907,131
Brother Industries Ltd	11,400	280,207
Calbee Inc	2,100	68,245
Canon Inc	16,000	596,129
Canon Inc ADR	8,682	324,707
Canon Marketing Japan Inc	3,800	102,570
Casio Computer Co Ltd	6,300	90,402
Central Japan Railway Co	3,400	608,466
Chubu Electric Power Co Inc	17,400	215,824
Chugai Pharmaceutical Co Ltd	4,900	250,433
Citizen Watch Co Ltd	13,200	96,683
Coca-Cola Bottlers Japan Inc	4,075	148,691
COMSYS Holdings Corp	4,300	124,668
Concordia Financial Group Ltd	53,300	320,571
Cosmo Energy Holdings Co Ltd	1,200	45,183
Cosmos Pharmaceutical Corp	300	62,598
Credit Saison Co Ltd	6,300	114,404
CyberAgent Inc	4,200	163,685
Dai Nippon Printing Co Ltd	11,000	244,896
Dai-ichi Life Holdings Inc	27,400	563,129
Daicel Corp	15,400	174,764
Daido Steel Co Ltd	1,000	61,299

	Shares	Value

Daifuku Co Ltd	2,200	$119,527
Daiichi Sankyo Co Ltd	12,800	332,826
Daiichikosho Co Ltd	2,400	119,584
Daikin Industries Ltd	6,700	791,692
Daito Trust Construction Co Ltd	1,900	387,089
Daiwa House Industry Co Ltd	15,700	602,054
Daiwa Securities Group Inc	58,000	362,878
DeNA Co Ltd	4,800	98,818
Denka Co Ltd	4,200	167,597
Denso Corp	9,900	593,097
Dentsu Inc	5,100	215,653
DIC Corp	7,600	285,918
Disco Corp	900	199,476
DMG Mori Co Ltd	1,800	37,057
Don Quijote Holdings Co Ltd	3,600	187,668
Dowa Holdings Co Ltd	3,200	129,960
East Japan Railway Co	7,600	741,138
Ebara Corp	4,200	159,564
Eisai Co Ltd	5,300	301,091
Electric Power Development Co Ltd	4,800	129,118
Ezaki Glico Co Ltd	1,700	84,794
FamilyMart UNY Holdings Co Ltd	2,917	204,301
FANUC Corp	4,000	959,585
Fast Retailing Co Ltd	1,400	556,659
FP Corp	1,100	59,013
Fuji Electric Co Ltd	29,000	217,858
Fuji Oil Holdings Inc	1,700	49,633
FUJIFILM Holdings Corp	8,900	363,164
Fujikura Ltd	14,000	123,140
Fujitsu General Ltd	3,000	65,766
Fujitsu Ltd	73,000	517,536
Fukuoka Financial Group Inc	33,000	184,658
Furukawa Electric Co Ltd	3,700	181,914
Glory Ltd	1,700	64,080
GMO Payment Gateway Inc	700	57,799
GungHo Online Entertainment Inc	7,100	19,485
H2O Retailing Corp	3,000	62,714
Hakuhodo DY Holdings Inc	4,200	54,444
Hamamatsu Photonics KK	3,000	100,622
Hankyu Hanshin Holdings Inc	8,400	337,412
Haseko Corp	16,600	257,271
Hikari Tsushin Inc	700	100,502
Hino Motors Ltd	15,100	195,037
Hirose Electric Co Ltd	720	105,124
Hisamitsu Pharmaceutical Co Inc	1,300	78,539
Hitachi Capital Corp	3,900	97,800
Hitachi Chemical Co Ltd	4,000	102,424
Hitachi Construction Machinery Co Ltd	3,600	130,470
Hitachi High-Technologies Corp	2,200	92,465
Hitachi Ltd	167,000	1,295,619
Hitachi Ltd ADR	3,200	249,728
Hitachi Metals Ltd	9,100	130,153
Hitachi Transport System Ltd	3,200	83,268
Hokuhoku Financial Group Inc	4,200	65,442
Hokuriku Electric Power Co	6,600	53,099
Honda Motor Co Ltd	44,100	1,505,023
Honda Motor Co Ltd ADR	6,920	235,834
Horiba Ltd	900	54,185
Hoshizaki Corp	1,600	141,752
House Foods Group Inc	2,400	79,548
Hoya Corp	11,050	550,325
Hulic Co Ltd	10,300	115,497
Ibiden Co Ltd	3,300	49,258
Idemitsu Kosan Co Ltd	9,200	368,513
IHI Corp	6,600	218,898
Iida Group Holdings Co Ltd	8,000	150,581
Inpex Corp	19,900	247,676
Isetan Mitsukoshi Holdings Ltd	14,600	180,673
Isuzu Motors Ltd	21,000	350,643
Ito En Ltd	2,500	98,377

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-98

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

ITOCHU Corp	32,400	$603,985
Itochu Techno-Solutions Corp	2,200	95,421
Itoham Yonekyu Holdings Inc	3,600	32,908
Izumi Co Ltd	1,500	93,098
J Front Retailing Co Ltd	11,100	208,593
Japan Airlines Co Ltd	4,500	175,814
Japan Airport Terminal Co Ltd	1,100	40,726
Japan Exchange Group Inc	17,300	300,158
Japan Tobacco Inc	30,600	985,415
JFE Holdings Inc	14,300	341,733
JGC Corp	7,000	135,236
JSR Corp	5,600	110,008
JTEKT Corp	12,600	215,890
JXTG Holdings Inc	104,250	669,942
K’s Holdings Corp	4,400	112,605
Kagome Co Ltd	2,300	85,345
Kajima Corp	45,333	435,555
Kakaku.com Inc	4,800	81,027
Kaken Pharmaceutical Co Ltd	1,600	82,439
Kamigumi Co Ltd	4,000	88,397
Kandenko Co Ltd	3,000	31,507
Kaneka Corp	15,000	136,718
Kansai Paint Co Ltd	5,300	137,531
Kao Corp	13,600	918,946
Kawasaki Heavy Industries Ltd	5,600	195,914
Kawasaki Kisen Kaisha Ltd *	3,100	78,777
KDDI Corp	50,700	1,259,364
Keihan Holdings Co Ltd	6,000	176,519
Keikyu Corp	7,600	145,830
Keio Corp	3,600	158,129
Keisei Electric Railway Co Ltd	3,000	96,321
Kewpie Corp	4,700	125,225
Keyence Corp	2,080	1,161,953
Kikkoman Corp	3,000	121,319
Kinden Corp	6,200	100,947
Kintetsu Group Holdings Co Ltd	4,300	164,561
Kirin Holdings Co Ltd	23,100	582,152
Kobayashi Pharmaceutical Co Ltd	1,400	90,726
Kobe Steel Ltd *	14,500	133,815
Koito Manufacturing Co Ltd	3,600	252,048
Komatsu Ltd	20,600	744,478
Konami Holdings Corp	2,400	131,981
Konica Minolta Inc	26,900	258,103
Kose Corp	1,200	186,992
Kubota Corp	19,200	375,541
Kubota Corp ADR	1,400	138,152
Kuraray Co Ltd	17,300	325,723
Kurita Water Industries Ltd	3,700	119,959
Kyocera Corp ADR	1,346	88,176
Kyowa Hakko Kirin Co Ltd	6,800	130,911
Kyudenko Corp	2,000	96,578
Kyushu Electric Power Co Inc	9,600	100,556
Kyushu Financial Group Inc	16,500	99,450
Kyushu Railway Co	700	21,667
Lawson Inc	1,600	106,326
Lion Corp	7,000	132,314
LIXIL Group Corp	13,000	351,224
M3 Inc	6,800	238,368
Mabuchi Motor Co Ltd	1,100	59,460
Maeda Corp	4,000	55,059
Makita Corp	5,500	230,656
Marubeni Corp	53,300	385,342
Marui Group Co Ltd	4,800	87,745
Maruichi Steel Tube Ltd	1,600	46,753
Matsui Securities Co Ltd	3,100	26,111
Matsumotokiyoshi Holdings Co Ltd	2,600	106,811
Mazda Motor Corp	33,700	450,344
McDonald’s Holdings Co Japan Ltd	800	35,155
Mebuki Financial Group Inc	43,360	183,176
Medipal Holdings Corp	6,500	126,903

	Shares	Value

Megmilk Snow Brand Co Ltd	3,000	$88,733
MEIJI Holdings Co Ltd	3,900	331,924
MINEBEA MITSUMI Inc	18,000	375,429
Miraca Holdings Inc	3,000	127,965
MISUMI Group Inc	8,600	249,676
Mitsubishi Chemical Holdings Corp	58,400	639,009
Mitsubishi Corp	34,900	962,324
Mitsubishi Electric Corp	48,400	802,113
Mitsubishi Estate Co Ltd	26,300	456,648
Mitsubishi Gas Chemical Co Inc	6,500	186,127
Mitsubishi Heavy Industries Ltd	10,800	402,668
Mitsubishi Logistics Corp	1,500	38,888
Mitsubishi Materials Corp	6,800	241,301
Mitsubishi Motors Corp	17,200	123,738
Mitsubishi Tanabe Pharma Corp	5,700	117,478
Mitsubishi UFJ Financial Group Inc	245,100	1,783,828
Mitsubishi UFJ Financial Group Inc ADR	48,919	355,641
Mitsubishi UFJ Lease & Finance Co Ltd	42,600	252,843
Mitsui & Co Ltd	33,400	541,862
Mitsui & Co Ltd ADR	300	97,950
Mitsui Chemicals Inc	11,000	352,742
Mitsui Fudosan Co Ltd	18,100	404,815
Mitsui Mining & Smelting Co Ltd	3,300	192,039
Mitsui OSK Lines Ltd	4,600	152,877
Miura Co Ltd	1,300	34,900
Mixi Inc	900	40,309
Mizuho Financial Group Inc	424,800	768,076
Mizuho Financial Group Inc ADR	78,132	284,400
MonotaRO Co Ltd	1,200	38,244
Morinaga & Co Ltd	400	20,247
MS&AD Insurance Group Holdings Inc	12,400	418,258
Murata Manufacturing Co Ltd	5,700	763,162
Nabtesco Corp	3,400	129,920
Nagoya Railroad Co Ltd	5,000	125,916
Nankai Electric Railway Co Ltd	4,200	103,937
NEC Corp	11,100	299,004
Nexon Co Ltd *	3,300	95,701
NGK Insulators Ltd	9,800	184,603
NGK Spark Plug Co Ltd	8,800	213,289
NH Foods Ltd	5,000	121,796
NHK Spring Co Ltd	17,200	188,771
Nichirei Corp	3,900	107,804
Nidec Corp	5,000	700,085
Nidec Corp ADR	6,032	212,025
Nifco Inc	2,000	136,152
Nihon Kohden Corp	2,500	57,802
Nihon M&A Center Inc	2,600	123,788
Nikon Corp	10,000	201,232
Nintendo Co Ltd	2,100	756,203
Nippo Corp	3,000	70,086
Nippon Electric Glass Co Ltd	4,200	159,858
Nippon Express Co Ltd	4,500	298,833
Nippon Kayaku Co Ltd	6,000	88,969
Nippon Paint Holdings Co Ltd	4,600	145,343
Nippon Paper Industries Co Ltd	6,000	113,885
Nippon Shinyaku Co Ltd	1,100	81,823
Nippon Shokubai Co Ltd	1,000	67,410
Nippon Steel & Sumitomo Metal Corp	19,363	494,712
Nippon Telegraph & Telephone Corp	15,700	738,121
Nippon Yusen KK *	7,400	180,054
Nipro Corp	9,300	137,446
Nishi-Nippon Railroad Co Ltd	2,000	53,906
Nissan Chemical Industries Ltd	4,000	159,339
Nissan Motor Co Ltd	85,900	855,228
Nisshin Seifun Group Inc	4,840	97,688
Nisshinbo Holdings Inc	4,000	54,168
Nissin Foods Holdings Co Ltd	1,000	72,908
Nitori Holdings Co Ltd	2,100	298,881
Nitto Denko Corp	3,800	336,105
NOF Corp	1,500	40,176

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-99

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

NOK Corp	4,200	$97,736
Nomura Holdings Inc	66,800	391,565
Nomura Holdings Inc ADR	19,971	116,231
Nomura Real Estate Holdings Inc	7,900	176,505
Nomura Research Institute Ltd	2,782	129,130
NS Solutions Corp	900	24,605
NSK Ltd	22,600	354,074
NTN Corp	26,000	128,353
NTT Data Corp	22,500	266,936
NTT DOCOMO Inc	26,500	626,566
NTT DOCOMO Inc ADR	11,400	270,978
NTT Urban Development Corp	4,100	47,358
Obayashi Corp	28,700	346,699
Obic Co Ltd	1,600	117,516
Odakyu Electric Railway Co Ltd	7,500	160,250
Oji Holdings Corp	61,000	405,091
Olympus Corp	7,300	279,261
Omron Corp	6,900	410,405
Ono Pharmaceutical Co Ltd	9,200	214,008
Oracle Corp Japan	1,100	91,037
Orient Corp	20,800	33,131
Oriental Land Co Ltd	5,100	463,996
ORIX Corp	28,300	477,163
Osaka Gas Co Ltd	8,800	169,218
Otsuka Corp	1,800	137,854
Otsuka Holdings Co Ltd	7,500	328,929
Paltac Corp	800	36,459
Panasonic Corp	52,200	761,802
Panasonic Corp ADR	13,000	191,230
Park24 Co Ltd	3,000	71,818
PeptiDream Inc *	1,800	61,402
Persol Holdings Co Ltd	3,700	92,635
Pigeon Corp	2,500	94,988
Pilot Corp	500	24,081
Pola Orbis Holdings Inc	800	28,033
Rakuten Inc *	26,100	238,571
Recruit Holdings Co Ltd	29,100	722,552
Relo Group Inc	2,000	54,393
Renesas Electronics Corp *	4,000	46,390
Resona Holdings Inc	56,000	333,691
Resorttrust Inc	2,100	47,722
Ricoh Co Ltd	29,800	276,151
Rinnai Corp	1,100	99,524
Rohm Co Ltd	2,100	231,340
Rohto Pharmaceutical Co Ltd	4,000	106,384
Ryohin Keikaku Co Ltd	800	249,031
Sankyo Co Ltd	1,700	53,459
Sankyu Inc	2,800	120,528
Santen Pharmaceutical Co Ltd	9,200	144,075
Sanwa Holdings Corp	9,500	130,554
Sapporo Holdings Ltd	5,100	156,051
SBI Holdings Inc	9,620	200,437
SCREEN Holdings Co Ltd	1,200	97,598
SCSK Corp	2,100	96,656
Secom Co Ltd	5,200	392,303
Sega Sammy Holdings Inc	6,800	84,397
Seibu Holdings Inc	5,400	102,019
Seiko Epson Corp	12,900	303,684
Seino Holdings Co Ltd	4,800	76,150
Sekisui Chemical Co Ltd	16,000	320,325
Sekisui House Ltd	15,900	286,815
Seria Co Ltd	500	30,089
Seven & i Holdings Co Ltd	19,900	824,385
Seven Bank Ltd	30,000	102,455
Sharp Corp *	4,100	140,339
Shikoku Electric Power Co Inc	8,700	94,701
Shimadzu Corp	6,000	136,118
Shimamura Co Ltd	700	76,902
Shimano Inc	1,900	267,061
Shimizu Corp	28,000	288,790

	Shares	Value

Shin-Etsu Chemical Co Ltd	8,100	$820,716
Shinsei Bank Ltd	8,500	146,478
Shionogi & Co Ltd	7,300	394,455
Shiseido Co Ltd	9,500	457,758
Showa Denko KK	7,900	336,219
Showa Shell Sekiyu KK	8,000	108,255
Skylark Co Ltd	4,000	56,838
SMC Corp	1,200	492,461
SoftBank Group Corp	25,500	2,018,850
Sohgo Security Services Co Ltd	3,000	163,052
Sojitz Corp	47,500	145,525
Sompo Holdings Inc	9,550	368,637
Sony Corp	12,900	578,989
Sony Corp ADR	18,942	851,443
Sony Financial Holdings Inc	5,300	93,670
Sotetsu Holdings Inc	2,400	63,026
Square Enix Holdings Co Ltd	3,800	180,302
Stanley Electric Co Ltd	5,600	226,590
Start Today Co Ltd	5,400	163,907
Subaru Corp	17,300	548,545
Sugi Holdings Co Ltd	1,100	56,037
SUMCO Corp	7,800	198,016
Sumitomo Chemical Co Ltd	109,000	779,966
Sumitomo Corp	25,300	429,132
Sumitomo Dainippon Pharma Co Ltd	4,800	71,055
Sumitomo Electric Industries Ltd	20,600	347,260
Sumitomo Forestry Co Ltd	8,100	144,459
Sumitomo Heavy Industries Ltd	5,000	210,678
Sumitomo Metal Mining Co Ltd	7,500	343,127
Sumitomo Mitsui Financial Group Inc	29,100	1,254,341
Sumitomo Mitsui Financial Group Inc ADR	12,900	112,101
Sumitomo Mitsui Trust Holdings Inc	8,300	328,398
Sumitomo Realty & Development Co Ltd	12,000	393,828
Sumitomo Rubber Industries Ltd	13,600	252,052
Sundrug Co Ltd	2,000	92,773
Suntory Beverage & Food Ltd	4,600	204,561
Suruga Bank Ltd	4,000	85,529
Suzuken Co Ltd	3,800	156,014
Suzuki Motor Corp	12,000	694,603
Sysmex Corp	5,400	424,013
T&D Holdings Inc	17,200	293,440
Taiheiyo Cement Corp	7,500	322,903
Taisei Corp	8,000	397,847
Taisho Pharmaceutical Holdings Co Ltd	800	63,722
Taiyo Nippon Sanso Corp	10,000	139,541
Takara Holdings Inc	5,900	68,821
Takashimaya Co Ltd	15,000	157,668
Takeda Pharmaceutical Co Ltd	18,400	1,041,765
TDK Corp	4,900	389,407
Teijin Ltd	12,400	275,527
Terumo Corp	7,800	369,015
The Bank of Kyoto Ltd	3,200	166,185
The Chiba Bank Ltd	31,000	257,075
The Chugoku Bank Ltd	7,900	105,287
The Chugoku Electric Power Co Inc	6,800	72,999
The Gunma Bank Ltd	16,000	96,403
The Hachijuni Bank Ltd	19,000	108,572
The Hiroshima Bank Ltd	10,500	91,100
The Iyo Bank Ltd	8,700	69,518
The Kansai Electric Power Co Inc	19,000	232,371
The Shizuoka Bank Ltd	25,000	257,347
The Yokohama Rubber Co Ltd	7,100	173,427
THK Co Ltd	3,200	119,615
TIS Inc	3,000	104,475
Tobu Railway Co Ltd	4,400	142,003
Toda Corp	5,000	40,019
Toho Co Ltd	3,400	117,691
Toho Gas Co Ltd	2,600	71,183
Tohoku Electric Power Co Inc	11,300	144,266
Tokio Marine Holdings Inc	16,900	768,663

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-100

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Tokyo Century Corp	2,400	$116,170
Tokyo Electric Power Co Holdings Inc *	42,500	167,734
Tokyo Electron Ltd	4,400	793,713
Tokyo Gas Co Ltd	10,600	242,193
Tokyo Tatemono Co Ltd	6,900	92,999
Tokyu Corp	15,000	239,101
Tokyu Fudosan Holdings Corp	39,300	283,621
Toppan Printing Co Ltd	23,000	207,762
Toray Industries Inc	36,900	347,314
Toshiba Corp *	94,000	264,460
Tosoh Corp	16,000	360,963
TOTO Ltd	5,300	312,086
Toyo Seikan Group Holdings Ltd	5,600	89,893
Toyo Suisan Kaisha Ltd	2,700	115,265
Toyo Tire & Rubber Co Ltd	2,800	57,541
Toyoda Gosei Co Ltd	4,500	114,173
Toyota Boshoku Corp	4,600	96,017
Toyota Industries Corp	3,500	224,346
Toyota Motor Corp	42,232	2,691,443
Toyota Motor Corp ADR	10,891	1,385,008
Toyota Tsusho Corp	5,600	224,970
Trend Micro Inc *	4,600	260,374
TS Tech Co Ltd	1,300	53,341
Tsumura & Co	2,200	72,881
Tsuruha Holdings Inc	1,100	149,413
Ube Industries Ltd	7,200	210,913
Ulvac Inc	900	56,445
Unicharm Corp	10,900	283,041
USS Co Ltd	8,500	179,747
Welcia Holdings Co Ltd	1,600	69,062
West Japan Railway Co	4,400	320,997
Yahoo Japan Corp	45,300	207,541
Yakult Honsha Co Ltd	2,300	173,547
Yamada Denki Co Ltd	31,200	171,827
Yamaguchi Financial Group Inc	10,000	118,514
Yamaha Corp	4,600	169,679
Yamaha Motor Co Ltd	13,300	435,685
Yamato Holdings Co Ltd	10,400	208,784
Yamazaki Baking Co Ltd	5,000	97,357
Yaskawa Electric Corp	9,200	403,099
Yokogawa Electric Corp	6,100	116,465
Zenkoku Hosho Co Ltd	1,800	77,323
Zensho Holdings Co Ltd	2,100	36,064
Zeon Corp	9,000	129,884

		113,441,545

Luxembourg - 0.3%

ArcelorMittal *	20,090	651,785
ArcelorMittal ‘NY’ *	4,042	130,597
B&M European Value Retail SA	12,551	71,622
Eurofins Scientific SE	235	142,836
RTL Group SA *	1,445	116,000
SES SA ‘A’ FDR	11,912	185,947
Tenaris SA	6,200	98,406
Tenaris SA ADR	2,149	68,467

		1,465,660

Macau - 0.1%

MGM China Holdings Ltd	21,200	63,975
Wynn Macau Ltd	68,400	216,244

		280,219

Mexico - 0.0%

Fresnillo PLC	9,041	173,713

Netherlands - 3.5%

ABN AMRO Group NV CVA ~	12,957	417,745
Aegon NV	31,268	198,676
Aegon NV ‘NY’ ~	45,764	288,313

	Shares	Value

Akzo Nobel NV	11,959	$1,049,344
Altice NV ‘A’ *	14,829	155,503
Altice NV ‘B’ *	2,463	26,109
ASML Holding NV	3,104	539,656
ASML Holding NV ‘NY’ ~	5,382	935,499
GrandVision NV ~	2,742	70,060
Heineken NV	5,645	588,476
ING Groep NV	52,439	962,608
ING Groep NV ADR	35,311	651,841
Koninklijke Ahold Delhaize NV	34,985	769,074
Koninklijke Ahold Delhaize NV ADR	976	21,482
Koninklijke DSM NV	5,533	528,533
Koninklijke KPN NV	146,399	511,120
Koninklijke Philips NV	8,289	312,981
Koninklijke Philips NV ‘NY’	16,214	612,889
Koninklijke Vopak NV	4,331	189,716
NN Group NV	12,193	527,390
Randstad Holding NV	4,240	260,162
Royal Dutch Shell PLC ‘A’	23,293	777,595
Royal Dutch Shell PLC ‘A’ ADR	42,295	2,821,500
Royal Dutch Shell PLC ‘B’	16,666	561,211
Royal Dutch Shell PLC ‘B’ ADR	36,147	2,468,479
Wolters Kluwer NV	12,558	654,643

		16,900,605

New Zealand - 0.2%

a2 Milk Co Ltd *	14,636	83,706
Air New Zealand Ltd	26,904	60,823
Auckland International Airport Ltd	28,334	130,061
Contact Energy Ltd	16,366	64,466
Fisher & Paykel Healthcare Corp Ltd	13,184	133,759
Fletcher Building Ltd (NZX)	28,007	150,850
Mercury NZ Ltd	13,101	31,289
Meridian Energy Ltd	31,288	64,859
Port of Tauranga Ltd	6,328	22,154
Ryman Healthcare Ltd	10,920	81,855
SKYCITY Entertainment Group Ltd	17,778	52,287
Spark New Zealand Ltd (NZX)	74,778	192,373
Z Energy Ltd	8,282	44,946

		1,113,428

Norway - 0.7%

Aker ASA ‘A’	636	31,244
Aker BP ASA	6,309	155,412
DNB ASA	21,703	401,753
Entra ASA ~	3,228	47,964
Gjensidige Forsikring ASA	5,515	104,026
Leroy Seafood Group ASA	15,000	80,347
Marine Harvest ASA *	16,420	277,673
Norsk Hydro ASA	31,655	239,971
Orkla ASA	20,038	212,344
Salmar ASA	1,238	37,194
Schibsted ASA ‘A’	1,590	45,506
Schibsted ASA ‘B’	1,909	50,744
SpareBank 1 SR-Bank ASA	4,431	46,951
Statoil ASA	37,999	813,499
Storebrand ASA	19,701	160,272
Telenor ASA	21,227	454,402
TGS Nopec Geophysical Co ASA	6,650	157,453
Tomra Systems ASA	1,961	31,407
Yara International ASA	4,387	201,426

		3,549,588

Portugal - 0.2%

EDP - Energias de Portugal SA	68,061	235,598
Galp Energia SGPS SA	17,250	316,930
Jeronimo Martins SGPS SA	8,183	159,008

		711,536

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-101

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Singapore - 1.1%

CapitaLand Ltd	66,500	$174,941
City Developments Ltd	13,000	120,902
ComfortDelGro Corp Ltd	84,531	124,894
DBS Group Holdings Ltd	37,804	699,233
Genting Singapore PLC	228,500	223,162
Global Logistic Properties Ltd	76,000	191,499
Golden Agri-Resources Ltd	342,000	94,416
Great Eastern Holdings Ltd	2,000	41,377
Jardine Cycle & Carriage Ltd	3,022	91,731
Keppel Corp Ltd	58,100	317,935
Olam International Ltd	24,900	37,735
Oversea-Chinese Banking Corp Ltd	65,518	605,270
SATS Ltd	18,300	71,150
Sembcorp Industries Ltd	83,300	188,162
Singapore Airlines Ltd	44,200	352,046
Singapore Exchange Ltd	36,600	203,236
Singapore Press Holdings Ltd	28,000	55,394
Singapore Technologies Engineering Ltd	49,400	120,184
Singapore Telecommunications Ltd	220,700	588,414
StarHub Ltd	25,800	54,901
United Industrial Corp Ltd	9,000	22,274
United Overseas Bank Ltd	33,381	658,040
UOL Group Ltd	22,100	146,175
Venture Corp Ltd	3,100	47,328
Wilmar International Ltd	49,000	112,919

		5,343,318

South Africa - 0.1%

Investec PLC	26,799	192,959
Mediclinic International PLC	12,300	107,862
Mondi PLC	10,772	279,950

		580,771

Spain - 2.8%

Abertis Infraestructuras SA	18,627	414,444
ACS Actividades de Construccion y Servicios SA	7,133	278,641
Aena SME SA ~	1,896	383,711
Amadeus IT Group SA	12,422	893,918
Banco Bilbao Vizcaya Argentaria SA	144,700	1,229,690
Banco Bilbao Vizcaya Argentaria SA ADR	3,882	32,997
Banco de Sabadell SA	196,626	389,800
Banco Santander SA	398,763	2,614,382
Bankia SA	30,357	144,892
Bankinter SA	20,765	196,431
CaixaBank SA (SIBE)	109,942	511,100
EDP Renovaveis SA	9,060	75,736
Enagas SA	9,012	257,738
Endesa SA	11,264	240,912
Ferrovial SA	11,577	262,719
Gas Natural SDG SA	11,495	265,287
Grifols SA	9,441	276,045
Iberdrola SA	142,315	1,101,701
Industria de Diseno Textil SA	27,155	944,227
Mapfre SA	66,406	213,008
Red Electrica Corp SA	13,344	299,536
Repsol SA	47,107	831,741
Repsol SA ADR	6,592	116,810
Siemens Gamesa Renewable Energy SA	8,132	111,356
Telefonica SA	101,558	988,945
Telefonica SA ADR	25,625	248,050

		13,323,817

Sweden - 2.6%

AAK AB	1,429	122,381
Alfa Laval AB	9,271	219,289
Arjo AB ‘B’ *	9,035	25,784
Assa Abloy AB ‘B’	22,795	472,574
Atlas Copco AB ‘A’	18,450	796,229
Atlas Copco AB ‘B’	10,301	394,807
Axfood AB	5,116	98,560

	Shares	Value

BillerudKorsnas AB	8,742	$149,696
Boliden AB	12,827	438,654
Castellum AB	6,547	110,416
Electrolux AB ‘B’	8,835	284,446
Elekta AB ‘B’	7,910	65,316
Essity AB ‘A’ *	303	8,553
Essity AB ‘B’ *	14,619	415,441
Fabege AB	3,810	81,186
Fastighets AB Balder ‘B’ *	3,030	81,021
Getinge AB ‘B’	9,035	131,014
Hennes & Mauritz AB ‘B’	25,648	530,499
Hexagon AB ‘B’	5,410	271,388
Hexpol AB	7,637	77,429
Holmen AB ‘B’	2,315	123,042
Hufvudstaden AB ‘A’	6,211	99,472
Husqvarna AB ‘B’	17,510	166,599
ICA Gruppen AB	3,534	128,387
Intrum Justitia AB	1,166	43,111
Lifco AB ‘B’	640	22,189
Loomis AB ‘B’	2,957	124,219
Lundin Petroleum AB *	4,805	109,992
Nibe Industrier AB ‘B’	12,470	119,468
Nordea Bank AB	68,450	828,790
Peab AB	9,603	82,622
Saab AB ‘B’	2,207	107,335
Sandvik AB	35,753	625,845
Securitas AB ‘B’	14,287	249,196
Skandinaviska Enskilda Banken AB ‘A’	38,623	453,526
Skanska AB ‘B’	10,400	215,496
SKF AB ‘B’	16,297	362,050
SSAB AB ‘A’ *	13,264	72,483
SSAB AB ‘B’ *	23,085	102,879
Svenska Cellulosa AB SCA ‘A’	303	3,509
Svenska Cellulosa AB SCA ‘B’	21,406	220,633
Svenska Handelsbanken AB ‘A’	34,630	473,255
Sweco AB ‘B’	1,183	26,218
Swedbank AB ‘A’	19,872	479,408
Swedish Match AB	5,904	232,568
Swedish Orphan Biovitrum AB *	3,903	53,346
Tele2 AB ‘B’	12,563	154,399
Telefonaktiebolaget LM Ericsson ‘A’	2,470	16,049
Telefonaktiebolaget LM Ericsson ‘B’	59,986	395,891
Telefonaktiebolaget LM Ericsson ADR	10,502	70,153
Telia Co AB	71,810	320,084
Trelleborg AB ‘B’	10,588	245,032
Volvo AB ‘A’	10,757	200,949
Volvo AB ‘B’	43,465	809,400
Wallenstam AB ‘B’	4,592	44,167

		12,556,445

Switzerland - 7.5%

ABB Ltd	37,774	1,011,751
ABB Ltd ADR	13,873	372,074
Adecco Group AG	8,265	631,612
Baloise Holding AG	1,775	275,916
Banque Cantonale Vaudoise	124	93,526
Barry Callebaut AG	88	183,426
Chocoladefabriken Lindt & Spruengli AG	3	216,999
Cie Financiere Richemont SA	11,917	1,079,297
Clariant AG	12,908	360,680
Coca-Cola HBC AG	8,243	269,329
Credit Suisse Group AG	47,362	844,735
Credit Suisse Group AG ADR	7,553	134,821
DKSH Holding AG	615	53,802
Dufry AG *	1,440	213,754
EMS-Chemie Holding AG	284	189,475
Ferguson PLC	7,684	551,434
Flughafen Zurich AG	973	222,395
Geberit AG	1,012	445,448
Givaudan SA	277	639,850
Glencore PLC	272,926	1,428,484

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-102

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Helvetia Holding AG	238	$133,865
Julius Baer Group Ltd	8,116	496,310
Kuehne + Nagel International AG	1,969	348,354
LafargeHolcim Ltd (XVTX)	11,476	646,349
Logitech International SA	4,600	154,744
Lonza Group AG	1,956	527,545
Nestle SA	82,622	7,103,529
Novartis AG	38,027	3,200,065
Novartis AG ADR	13,078	1,098,029
Partners Group Holding AG	480	328,892
Roche Holding AG (XSWX)	754	190,304
Roche Holding AG (XVTX)	19,801	5,006,786
Schindler Holding AG	830	187,687
SGS SA	150	391,055
Sika AG	93	737,862
Sonova Holding AG	1,749	273,177
STMicroelectronics NV	14,233	310,479
STMicroelectronics NV ‘NY’	2,700	58,968
Straumann Holding AG	326	229,977
Swiss Life Holding AG	1,156	408,616
Swiss Re AG	7,576	708,513
Swisscom AG	934	496,661
Temenos Group AG	2,125	271,938
The Swatch Group AG	1,218	495,943
The Swatch Group AG - Registered	2,304	175,734
UBS Group AG (NYSE) *	49,296	906,553
UBS Group AG (XVTX)	32,056	588,957
Vifor Pharma AG	1,760	225,315
Zurich Insurance Group AG	3,817	1,160,534

		36,081,549

United Kingdom - 14.5%

3i Group PLC	28,952	356,431
Admiral Group PLC	7,158	193,068
Anglo American PLC	79,973	1,663,356
Ashtead Group PLC	19,548	524,306
Associated British Foods PLC	7,455	283,844
AstraZeneca PLC ADR	68,478	2,376,187
Auto Trader Group PLC ~	34,981	166,626
Aviva PLC	136,364	930,047
Babcock International Group PLC	20,329	193,640
BAE Systems PLC	99,957	772,301
Barclays PLC	41,798	114,417
Barclays PLC ADR	96,639	1,053,365
Barratt Developments PLC	28,751	250,808
Bellway PLC	3,126	149,860
Berkeley Group Holdings PLC	6,314	357,788
BP PLC ADR	81,609	3,430,026
British American Tobacco PLC	19,657	1,328,790
British American Tobacco PLC ADR	32,728	2,192,449
BT Group PLC	220,730	809,717
BT Group PLC ADR	7,614	138,727
Bunzl PLC	9,484	264,985
Burberry Group PLC	17,239	415,630
Capita PLC	18,458	99,731
Centrica PLC	178,033	330,030
CNH Industrial NV	30,076	402,373
Coca-Cola European Partners PLC	5,939	236,757
Compass Group PLC	44,172	952,446
Croda International PLC	5,375	320,418
DCC PLC	2,966	298,490
Diageo PLC ADR	16,527	2,413,438
Direct Line Insurance Group PLC	53,182	273,663
DS Smith PLC	50,087	349,131
easyJet PLC	5,609	110,869
Experian PLC	29,579	652,001
Fiat Chrysler Automobiles NV *	61,837	1,103,994
G4S PLC	64,893	233,556
GKN PLC	72,315	310,977
GlaxoSmithKline PLC	1,836	32,514

	Shares	Value

GlaxoSmithKline PLC ADR	65,850	$2,335,699
Halma PLC	15,982	271,553
Hargreaves Lansdown PLC	9,308	226,052
HSBC Holdings PLC	24,082	248,721
HSBC Holdings PLC ADR	94,093	4,858,963
Imperial Brands PLC	25,801	1,100,532
Informa PLC	26,560	258,415
InterContinental Hotels Group PLC	2,129	135,415
InterContinental Hotels Group PLC ADR	3,704	235,241
International Consolidated Airlines Group SA	32,350	283,306
Intertek Group PLC	6,034	421,979
ITV PLC	107,153	239,433
J Sainsbury PLC	79,080	257,510
JD Sports Fashion PLC	6,910	31,308
John Wood Group PLC	13,364	116,930
Johnson Matthey PLC	8,618	357,116
Just Eat PLC *	11,947	125,661
Kingfisher PLC	92,508	421,786
Legal & General Group PLC	189,424	697,380
Liberty Global PLC ‘A’ *	512	18,350
Liberty Global PLC ‘C’ *	1,264	42,774
Lloyds Banking Group PLC	701,057	642,857
Lloyds Banking Group PLC ADR	239,897	899,614
London Stock Exchange Group PLC	9,387	480,115
Marks & Spencer Group PLC	74,062	314,217
Meggitt PLC	32,514	211,125
Melrose Industries PLC	69,468	198,739
Merlin Entertainments PLC ~	38,031	186,315
Micro Focus International PLC *	9,014	306,357
National Grid PLC	25,524	300,890
National Grid PLC ADR	12,947	761,413
Next PLC	4,631	282,256
Old Mutual PLC (LI)	218,104	682,295
Pearson PLC	4,231	41,912
Pearson PLC ADR	25,584	251,235
Pennon Group PLC	12,579	132,800
Persimmon PLC	12,101	447,339
Prudential PLC	10,345	264,939
Prudential PLC ADR	21,789	1,106,445
Randgold Resources Ltd	2,464	244,663
Reckitt Benckiser Group PLC	16,463	1,535,891
RELX NV	29,968	688,796
RELX NV ADR	3,798	87,620
RELX PLC	4,850	113,724
RELX PLC ADR	32,006	758,542
Rentokil Initial PLC	52,018	222,854
Rightmove PLC	3,049	185,031
Rio Tinto Ltd	11,733	689,842
Rio Tinto PLC	309	16,209
Rio Tinto PLC ADR	30,456	1,612,036
Rolls-Royce Holdings PLC *	75,258	858,903
Royal Bank of Scotland Group PLC *	16,107	60,398
Royal Bank of Scotland Group PLC ADR *	39,741	303,621
Royal Mail PLC	30,982	189,288
RSA Insurance Group PLC	36,848	314,091
Schroders PLC	4,696	222,291
Schroders PLC - Non-Voting	1,879	63,626
Severn Trent PLC	8,606	250,767
Sky PLC *	34,952	477,000
Sky PLC ADR *	1,754	96,803
Smith & Nephew PLC	15,723	272,057
Smith & Nephew PLC ADR	6,886	241,079
Smiths Group PLC	14,808	297,189
Spirax-Sarco Engineering PLC	530	40,070
SSE PLC	46,405	824,978
St James’s Place PLC	20,426	337,440
Standard Chartered PLC *	83,986	881,986
Standard Life Aberdeen PLC	82,980	488,089
Subsea 7 SA	14,461	216,656

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-103

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value

Taylor Wimpey PLC	126,036	$351,226
Tesco PLC	370,637	1,047,120
The Sage Group PLC	37,239	400,338
The Weir Group PLC	6,930	198,639
Travis Perkins PLC	6,226	131,723
Unilever NV ‘NY’	32,031	1,803,986
Unilever NV CVA	12,940	728,560
Unilever PLC	2,665	147,817
Unilever PLC ADR	32,501	1,798,605
United Utilities Group PLC	16,403	183,705
Vodafone Group PLC	590,945	1,867,973
Vodafone Group PLC ADR	26,737	852,910
Whitbread PLC	5,648	305,026
Wm Morrison Supermarkets PLC	97,517	289,526
Worldpay Group PLC ~	50,526	289,948
WPP PLC	26,445	477,749
WPP PLC ADR	3,147	284,992

		70,033,126

United States - 0.4%

Carnival PLC	1,157	76,125
Carnival PLC ADR	3,648	241,789
QIAGEN NV *	4,618	144,038
Samsonite International SA	57,000	261,915
Shire PLC	9,821	508,935
Shire PLC ADR	2,592	402,071
Valeant Pharmaceuticals International Inc (NYSE) *	17,960	373,209
Valeant Pharmaceuticals International Inc (TSE) *	4,900	102,132

		2,110,214

Zambia - 0.1%

First Quantum Minerals Ltd	31,414	440,096

Total Common Stocks (Cost $391,227,186)		476,137,716

	Principal Amount
SHORT-TERM INVESTMENT - 0.0%

Repurchase Agreement - 0.0%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $228,787; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $237,982)	$228,782	228,782

Total Short-Term Investment (Cost $228,782)		228,782

TOTAL INVESTMENTS - 99.2% (Cost $394,174,000)		478,990,454

OTHER ASSETS & LIABILITIES, NET - 0.8%		3,790,546

NET ASSETS - 100.0%		$482,781,000

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	22.2%
Consumer, Non-Cyclical	20.3%
Consumer, Cyclical	14.1%
Industrial	13.6%
Basic Materials	9.4%
Communications	6.2%
Energy	6.1%
Technology	3.4%
Utilities	3.4%
Others (each less than 3.0%)	0.5%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	As of December 31, 2017, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	23.5%
United Kingdom	14.5%
France	8.7%
Canada	8.6%
Germany	8.5%
Switzerland	7.5%
Australia	5.9%
Netherlands	3.5%
Others (each less than 3.0%)	18.5%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-104

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$21,422	$21,422	$-	$-
	Preferred Stocks	2,602,534	-	2,602,534	-
	Common Stocks
	Australia	28,474,943	2,459,093	26,015,850	-
	Austria	1,389,808	448,533	941,275	-
	Belgium	5,774,475	868,001	4,906,474	-
	Bermuda	24,862	24,862	-	-
	Canada	41,588,655	41,588,655	-	-
	Chile	158,107	-	158,107	-
	China	457,366	-	457,366	-
	Colombia	306,813	306,813	-	-
	Denmark	7,633,206	1,636,936	5,996,270	-
	Finland	4,754,299	407,454	4,346,845	-
	France	42,144,069	1,244,186	40,899,883	-
	Germany	37,996,332	3,098,918	34,897,414	-
	Hong Kong	14,051,959	1,847,373	12,204,586	-
	Ireland	2,899,143	2,408,192	490,951	-
	Israel	2,085,578	641,810	1,443,768	-
	Italy	8,292,471	687,099	7,605,372	-
	Japan	113,441,545	5,178,064	108,263,481	-
	Luxembourg	1,465,660	385,011	1,080,649	-
	Macau	280,219	-	280,219	-
	Mexico	173,713	-	173,713	-
	Netherlands	16,900,605	7,896,172	9,004,433	-
	New Zealand	1,113,428	507,491	605,937	-
	Norway	3,549,588	206,669	3,342,919	-
	Portugal	711,536	394,606	316,930	-
	Singapore	5,343,318	326,300	5,017,018	-
	South Africa	580,771	107,862	472,909	-
	Spain	13,323,817	473,593	12,850,224	-
	Sweden	12,556,445	579,983	11,976,462	-
	Switzerland	36,081,549	3,484,694	32,596,855	-
	United Kingdom	70,033,126	36,568,078	33,465,048	-
	United States	2,110,214	1,381,116	729,098	-
	Zambia	440,096	440,096	-	-

	Total Common Stocks	476,137,716	115,597,660	360,540,056	-

	Short-Term Investment	228,782	-	228,782	-

	Total	$478,990,454	$115,619,082	$363,371,372	$-

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$2,311,193	1	2	Unadjusted Exchange-Traded Price	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor
15,263,445	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106

B-105

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2017

Explanation of Symbols:
*	Non-income producing investments.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2017. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less, or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
Y	Issuer filed bankruptcy and/or is in default as of December 31, 2017.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
Ω	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the ‘Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
>>	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
±	Investments categorized as a significant unobservable input (Level 3) (See Note 3D in Notes to Financial Statements).

Reference Rate Abbreviations:
LIBOR	London Interbank Offered Rate
USD Swap	United States Dollar Swap Rate

Other Abbreviations:
ADR	American Depositary Receipt
CDI	Crest Depositary Interest
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
‘NY’	New York Shares
PIK	Payment In Kind
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

The descriptions of the companies shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

B-106

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio
ASSETS
Investments, at value (excluding derivatives)	$213,213,086	$1,039,074,531	$190,865,706	$612,382,254	$691,181,965	$112,604,755
Repurchase agreements, at value	-	-	-	2,506,537	1,826,772	653,319
Cash	-	372,235	-	366	-	185
Cash (segregated for derivative investments)	-	-	-	91,000	78,000	27,000
Receivables:
Dividends and interest	1,683,436	5,995,526	3,072,780	410,308	1,165,014	50,699
Fund shares sold	261,910	1,255,925	201,125	153,884	-	21,668
Securities sold	1,586,918	145,714	-	1,146,431	-	126,884
Prepaid expenses and other assets	49	223	40	130	146	24
Total Assets	216,745,399	1,046,844,154	194,139,651	616,690,910	694,251,897	113,484,534
LIABILITIES
Payables:
Fund shares redeemed	-	-	-	-	20,455	1,209
Securities purchased	4,438,460	18,210,711	2,555,170	1,426,949	296,715	121,170
Due to custodian	73	-	65	-	608	-
Variation margin on futures contracts	-	-	-	11,820	9,785	5,895
Accrued advisory fees	29,742	122,590	34,928	67,748	75,593	13,416
Accrued support service expenses	2,461	11,913	2,221	7,146	8,070	1,317
Accrued custodian, and portfolio accounting and tax fees	49,596	224,895	79,311	43,985	46,976	28,768
Accrued shareholder report expenses	4,086	20,013	3,659	11,498	13,006	2,492
Accrued trustees’ fees and expenses and deferred compensation	2,847	14,728	2,752	8,423	9,659	1,716
Accrued other	10,017	24,865	9,641	28,468	30,435	8,701
Total Liabilities	4,537,282	18,629,715	2,687,747	1,606,037	511,302	184,684
NET ASSETS	$212,208,117	$1,028,214,439	$191,451,904	$615,084,873	$693,740,595	$113,299,850
NET ASSETS CONSIST OF:
Paid-in capital	$205,371,079	$935,323,564	$148,739,435	$289,458,360	$393,047,114	$49,944,863
Undistributed/accumulated earnings (deficit)	6,837,038	92,890,875	42,712,469	325,626,513	300,693,481	63,354,987
NET ASSETS	$212,208,117	$1,028,214,439	$191,451,904	$615,084,873	$693,740,595	$113,299,850
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	20,390,238	83,933,726	12,565,499	17,604,176	23,853,702	3,853,188
Net Asset Value Per Share	$10.41	$12.25	$15.24	$34.94	$29.08	$29.40

Investments, at cost (excluding derivatives)	$214,306,475	$1,030,004,022	$187,580,447	$373,841,139	$562,536,340	$87,262,965
Repurchase agreements, at cost	-	-	-	2,506,537	1,826,772	653,319

See Notes to Financial Statements

C-1

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2017

	PD Small-Cap Value Index Portfolio	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
ASSETS
Investments, at value (excluding derivatives)	$193,330,899	$210,311,306	$478,761,672
Repurchase agreements, at value	818,001	690,116	228,782
Cash	-	-	15,428
Cash (segregated for derivative investments)	30,400	-	-
Foreign currency held, at value	-	370,798	1,649,197
Receivables:
Dividends and interest	466,885	144,445	2,382,003
Fund shares sold	145,695	-	-
Securities sold	58,479	304,893	4,674
Prepaid expenses and other assets	40	45	101
Total Assets	194,850,399	211,821,603	483,041,857
LIABILITIES
Payables:
Fund shares redeemed	-	43,711	51,384
Securities purchased	364,160	511,727	-
Due to custodian	58,153	523	-
Variation margin on futures contracts	6,550	-	-
Accrued advisory fees	23,136	71,440	85,197
Accrued support service expenses	2,291	2,369	5,540
Accrued custodian, and portfolio accounting and tax fees	34,622	99,362	85,947
Accrued shareholder report expenses	4,135	3,664	9,639
Accrued trustees’ fees and expenses and deferred compensation	2,809	2,691	6,892
Accrued foreign capital gains tax	-	326,317	-
Accrued other	11,218	10,140	16,258
Total Liabilities	507,074	1,071,944	260,857
NET ASSETS	$194,343,325	$210,749,659	$482,781,000
NET ASSETS CONSIST OF:
Paid-in capital	$103,867,888	$159,445,378	$343,296,187
Undistributed/accumulated earnings (deficit)	90,475,437	51,304,281	139,484,813
NET ASSETS	$194,343,325	$210,749,659	$482,781,000
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	7,602,536	11,311,063	25,046,487
Net Asset Value Per Share	$25.56	$18.63	$19.28

Investments, at cost (excluding derivatives)	$164,559,704	$166,986,626	$393,945,218
Repurchase agreements, at cost	818,001	690,116	228,782
Foreign currency held, at cost	-	368,320	1,639,358

See Notes to Financial Statements

C-2

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$-	$-	$7,932,880	$15,562,055	$1,004,558
Interest, net of foreign taxes withheld	3,742,171	24,170,493	10,520,102	5,044	6,845	790
Other	138	695	121	378	429	105
Total Investment Income	3,742,309	24,171,188	10,520,223	7,938,302	15,569,329	1,005,453

EXPENSES
Advisory fees	329,273	1,357,874	390,515	721,595	808,396	167,184
Support services expenses	9,392	46,122	8,420	30,620	34,727	6,839
Custodian fees and expenses	4,071	59,122	4,361	14,160	14,483	14,017
Portfolio accounting and tax fees	80,414	327,404	130,125	56,689	64,135	29,703
Shareholder report expenses	5,152	25,220	4,632	14,503	16,528	3,290
Legal and audit fees	6,256	30,525	5,693	17,972	20,370	3,845
Trustees’ fees and expenses	3,395	16,688	3,046	9,689	10,880	2,011
Transfer agency fees and expenses	6,168	6,163	6,177	6,157	5,993	5,998
Interest expense	43	149	16	879	1,288	231
Licensing fee	-	-	-	138,883	160,067	34,838
Other	1,274	7,121	1,137	7,272	8,778	1,727
Total Expenses	445,438	1,876,388	554,122	1,018,419	1,145,645	269,683
NET INVESTMENT INCOME (LOSS)	3,296,871	22,294,800	9,966,101	6,919,883	14,423,684	735,770

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	91,657	922,195	707,396	17,218,166	21,005,729	16,649,748
Futures contract transactions	-	-	-	925,442	1,195,545	90,844
Net Realized Gain (Loss)	91,657	922,195	707,396	18,143,608	22,201,274	16,740,592

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(603,219)	8,248,588	744,971	118,249,875	45,366,248	5,363,711
Futures contracts	-	-	-	(22,866)	102,065	9,072
Change in Net Unrealized Appreciation (Depreciation)	(603,219)	8,248,588	744,971	118,227,009	45,468,313	5,372,783
NET GAIN (LOSS)	(511,562)	9,170,783	1,452,367	136,370,617	67,669,587	22,113,375
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,785,309	$31,465,583	$11,418,468	$143,290,500	$82,093,271	$22,849,145

Foreign taxes withheld on dividends and interest	$-	$-	$-	$445	$2,810	$211

See Notes to Financial Statements

C-3

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2017

	PD Small-Cap Value Index Portfolio	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$4,044,425	$3,921,460	$13,140,926
Interest, net of foreign taxes withheld	1,078	773	795
Other	161	106	1,235
Total Investment Income	4,045,664	3,922,339	13,142,956

EXPENSES
Advisory fees	277,341	740,579	974,316
Support services expenses	11,088	8,443	22,193
Custodian fees and expenses	16,498	106,162	72,562
Portfolio accounting and tax fees	39,116	47,557	64,635
Shareholder report expenses	5,512	4,527	12,304
Legal and audit fees	6,669	5,727	14,842
Trustees’ fees and expenses	3,313	3,099	7,970
Transfer agency fees and expenses	5,993	6,157	6,247
Interest expense	842	1,477	2,009
Licensing fee	53,781	-	-
Other	2,767	2,378	6,365
Total Expenses	422,920	926,106	1,183,443
NET INVESTMENT INCOME (LOSS)	3,622,744	2,996,233	11,959,513

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	21,100,570	492,970	12,610,962
Foreign currency transactions	-	(84,710)	142,378
Forward foreign currency contract transactions	-	-	42
Futures contract transactions	207,780	6,461	(1,012,167)
Net Realized Gain (Loss)	21,308,350	414,721	11,741,215

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (1)	(12,137,890)	48,470,004	79,608,577
Foreign currencies	-	1,816	224,108
Futures contracts	41,864	-	-
Change in Net Unrealized Appreciation (Depreciation)	(12,096,026)	48,471,820	79,832,685
NET GAIN (LOSS)	9,212,324	48,886,541	91,573,900
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,835,068	$51,882,774	$103,533,413

Foreign taxes withheld on dividends and interest	$658	$613,272	$1,425,178

(1)	Change in net unrealized appreciation (depreciation) on investment securities for the PD Emerging Markets Portfolio is net of increase in deferred foreign capital gains tax of $257,852.

See Notes to Financial Statements

C-4

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	PD 1-3 Year Corporate Bond Portfolio		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio
OPERATIONS
Net investment income (loss)	$3,296,871	$2,476,689	$22,294,800	$18,366,249	$9,966,101	$8,806,456
Net realized gain (loss)	91,657	(248,749)	922,195	(176,165)	707,396	(3,683,782)
Change in net unrealized appreciation (depreciation)	(603,219)	725,445	8,248,588	186,620	744,971	17,305,673
Net Increase (Decrease) in Net Assets Resulting from Operations	2,785,309	2,953,385	31,465,583	18,376,704	11,418,468	22,428,347

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	35,590,015	17,907,590	154,832,208	85,055,123	25,703,162	12,703,944
Cost of shares repurchased	(1,398,560)	(12,342,224)	(26,979,540)	(51,436,994)	(2,476,216)	(10,433,954)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	34,191,455	5,565,366	127,852,668	33,618,129	23,226,946	2,269,990
NET INCREASE (DECREASE) IN NET ASSETS	36,976,764	8,518,751	159,318,251	51,994,833	34,645,414	24,698,337

NET ASSETS
Beginning of Year	175,231,353	166,712,602	868,896,188	816,901,355	156,806,490	132,108,153
End of Year	$212,208,117	$175,231,353	$1,028,214,439	$868,896,188	$191,451,904	$156,806,490

	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Small-Cap Growth Index Portfolio
OPERATIONS
Net investment income (loss)	$6,919,883	$6,481,625	$14,423,684	$13,221,049	$735,770	$988,471
Net realized gain (loss)	18,143,608	5,706,253	22,201,274	24,437,075	16,740,592	1,376,765
Change in net unrealized appreciation (depreciation)	118,227,009	17,784,803	45,468,313	45,284,232	5,372,783	12,638,670
Net Increase (Decrease) in Net Assets Resulting from Operations	143,290,500	29,972,681	82,093,271	82,942,356	22,849,145	15,003,906

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	44,200,184	29,432,302	76,841,160	29,140,242	4,892,384	17,527,925
Cost of shares repurchased	(42,611,636)	(23,470,636)	(29,973,611)	(53,725,425)	(52,200,203)	(7,793,315)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,588,548	5,961,666	46,867,549	(24,585,183)	(47,307,819)	9,734,610
NET INCREASE (DECREASE) IN NET ASSETS	144,879,048	35,934,347	128,960,820	58,357,173	(24,458,674)	24,738,516

NET ASSETS
Beginning of Year	470,205,825	434,271,478	564,779,775	506,422,602	137,758,524	113,020,008
End of Year	$615,084,873	$470,205,825	$693,740,595	$564,779,775	$113,299,850	$137,758,524

	PD Small-Cap Value Index Portfolio		PD Emerging Markets Portfolio		PD International Large-Cap Portfolio
OPERATIONS
Net investment income (loss)	$3,622,744	$3,842,222	$2,996,233	$2,208,033	$11,959,513	$11,650,973
Net realized gain (loss)	21,308,350	5,084,659	414,721	(3,857,886)	11,741,215	(5,761,298)
Change in net unrealized appreciation (depreciation)	(12,096,026)	46,006,013	48,471,820	15,385,276	79,832,685	7,821,758
Net Increase (Decrease) in Net Assets Resulting from Operations	12,835,068	54,932,894	51,882,774	13,735,423	103,533,413	13,711,433

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	12,947,556	39,915,629	47,114,938	7,518,603	16,990,573	46,862,196
Cost of shares repurchased	(59,062,592)	(13,196,727)	(15,798,132)	(8,062,110)	(78,931,309)	(17,166,427)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(46,115,036)	26,718,902	31,316,806	(543,507)	(61,940,736)	29,695,769
NET INCREASE (DECREASE) IN NET ASSETS	(33,279,968)	81,651,796	83,199,580	13,191,916	41,592,677	43,407,202

NET ASSETS
Beginning of Year	227,623,293	145,971,497	127,550,079	114,358,163	441,188,323	397,781,121
End of Year	$194,343,325	$227,623,293	$210,749,659	$127,550,079	$482,781,000	$441,188,323

See Notes to Financial Statements

C-5

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

Portfolio	Selected Per Share Data								Ratio to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD 1-3 Year Corporate Bond
2017	$10.25	$0.17	($0.01)	$0.16	$-	$-	$-	$10.41	0.23%	0.23%	1.68%	1.50%	$212,208	57%
2016	10.07	0.15	0.03	0.18	-	-	-	10.25	0.23%	0.23%	1.47%	1.80%	175,231	57%
2015	10.01	0.12	(0.06)	0.06	-	-	-	10.07	0.23%	0.23%	1.15%	0.65%	166,713	52%
04/30/2014 - 12/31/2014	10.00	0.05	(0.04)	0.01	-	-	-	10.01	0.24%	0.24%	0.75%	0.08%	151,013	21%
PD Aggregate Bond Index
2017	$11.85	$0.28	$0.12	$0.40	$-	$-	$-	$12.25	0.20%	0.20%	2.32%	3.37%	$1,028,214	55%
2016	11.58	0.26	0.01	0.27	-	-	-	11.85	0.20%	0.20%	2.18%	2.34%	868,896	52%
2015	11.54	0.24	(0.20)	0.04	-	-	-	11.58	0.19%	0.19%	2.10%	0.39%	816,901	69%
2014	10.89	0.23	0.42	0.65	-	-	-	11.54	0.20%	0.20%	2.06%	5.90%	743,210	71%
2013	11.16	0.19	(0.46)	(0.27)	-	-	-	10.89	0.20%	0.20%	1.75%	(2.43%)	653,392	61%
PD High Yield Bond Market
2017	$14.25	$0.85	$0.14	$0.99	$-	$-	$-	$15.24	0.32%	0.32%	5.68%	6.93%	$191,452	26%
2016	12.20	0.80	1.25	2.05	-	-	-	14.25	0.34%	0.34%	6.06%	16.79%	156,806	23%
2015	12.81	0.75	(1.36)	(0.61)	-	-	-	12.20	0.35%	0.35%	5.85%	(4.74%)	132,108	42%
2014	12.53	0.73	(0.45)	0.28	-	-	-	12.81	0.33%	0.33%	5.63%	2.19%	164,941	11%
2013	11.74	0.74	0.05	0.79	-	-	-	12.53	0.37%	0.36%	6.14%	6.73%	132,566	54%
PD Large-Cap Growth Index
2017	$26.90	$0.39	$7.65	$8.04	$-	$-	$-	$34.94	0.18%	0.18%	1.25%	29.90%	$615,085	20%
2016	25.16	0.37	1.37	1.74	-	-	-	26.90	0.17%	0.17%	1.46%	6.91%	470,206	16%
2015	23.87	0.34	0.95	1.29	-	-	-	25.16	0.16%	0.16%	1.39%	5.40%	434,271	18%
2014	21.14	0.32	2.41	2.73	-	-	-	23.87	0.17%	0.17%	1.42%	12.90%	383,325	13%
2013	15.88	0.27	4.99	5.26	-	-	-	21.14	0.18%	0.17%	1.48%	33.17%	292,573	14%
PD Large-Cap Value Index
2017	$25.63	$0.62	$2.83	$3.45	$-	$-	$-	$29.08	0.18%	0.18%	2.31%	13.48%	$693,741	18%
2016	21.90	0.59	3.14	3.73	-	-	-	25.63	0.16%	0.16%	2.55%	17.00%	564,780	25%
2015	22.76	0.51	(1.37)	(0.86)	-	-	-	21.90	0.16%	0.16%	2.29%	(3.77%)	506,423	19%
2014	20.11	0.45	2.20	2.65	-	-	-	22.76	0.16%	0.16%	2.13%	13.19%	474,521	15%
2013	15.21	0.39	4.51	4.90	-	-	-	20.11	0.17%	0.17%	2.16%	32.23%	364,818	13%
PD Small-Cap Growth Index
2017	$24.11	$0.16	$5.13	$5.29	$-	$-	$-	$29.40	0.23%	0.23%	0.62%	21.95%	$113,300	33%
2016	21.67	0.18	2.26	2.44	-	-	-	24.11	0.20%	0.20%	0.81%	11.27%	137,759	40%
2015	22.02	0.13	(0.48)	(0.35)	-	-	-	21.67	0.19%	0.19%	0.55%	(1.60%)	113,020	36%
2014	20.90	0.10	1.02	1.12	-	-	-	22.02	0.21%	0.21%	0.50%	5.39%	91,325	37%
2013	14.62	0.10	6.18	6.28	-	-	-	20.90	0.22%	0.21%	0.55%	42.88%	67,614	44%
PD Small-Cap Value Index
2017	$23.76	$0.44	$1.36	$1.80	$-	$-	$-	$25.56	0.21%	0.21%	1.83%	7.59%	$194,343	37%
2016	18.09	0.42	5.25	5.67	-	-	-	23.76	0.19%	0.19%	2.13%	31.35%	227,623	35%
2015	19.56	0.38	(1.85)	(1.47)	-	-	-	18.09	0.19%	0.19%	2.00%	(7.50%)	145,971	31%
2014	18.80	0.36	0.40	0.76	-	-	-	19.56	0.19%	0.19%	1.91%	4.00%	138,346	32%
2013	14.00	0.32	4.48	4.80	-	-	-	18.80	0.21%	0.21%	1.92%	34.35%	102,087	41%
PD Emerging Markets
2017	$13.65	$0.28	$4.70	$4.98	$-	$-	$-	$18.63	0.53%	0.53%	1.70%	36.49%	$210,750	13%
2016	12.20	0.24	1.21	1.45	-	-	-	13.65	0.58%	0.58%	1.78%	11.93%	127,550	13%
2015	14.51	0.24	(2.55)	(2.31)	-	-	-	12.20	0.62%	0.62%	1.74%	(15.96%)	114,358	25%
2014	14.79	0.28	(0.56)	(0.28)	-	-	-	14.51	0.59%	0.59%	1.85%	(1.88%)	115,450	12%
2013	15.25	0.24	(0.70)	(0.46)	-	-	-	14.79	0.69%	0.69%	1.66%	(3.00%)	90,717	1%

See Notes to Financial Statements	See explanation of references on C-7

C-6

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

Portfolio	Selected Per Share Data								Ratio to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD International Large-Cap
2017	$15.41	$0.45	$3.42	$3.87	$-	$-	$-	$19.28	0.26%	0.26%	2.59%	25.07%	$482,781	10%
2016	14.94	0.42	0.05	0.47	-	-	-	15.41	0.26%	0.26%	2.83%	3.14%	441,188	6%
2015	15.43	0.40	(0.89)	(0.49)	-	-	-	14.94	0.26%	0.26%	2.56%	(3.14%)	397,781	6%
2014	16.30	0.49	(1.36)	(0.87)	-	-	-	15.43	0.27%	0.27%	3.03%	(5.34%)	348,426	4%
2013	13.54	0.40	2.36	2.76	-	-	-	16.30	0.28%	0.28%	2.68%	20.39%	272,089	1%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For Funds that commenced operations after January 1, 2013, the first date reported represents the commencement date of operations for the Fund.
(3)	Since January 1, 2013, no dividends and capital gains distributions have been made by the Funds under the current dividend and distribution policy (see Note 2B in Note to Financial Statements).
(4)	The ratios for periods of less than one full year are annualized.
(5)	The ratios of expenses after expense reductions to average daily net assets are after adviser expense reimbursements, if any. The investment adviser to the Trust reimbursed certain operating expenses under the expense limitation agreements and such agreements expired on April 30, 2013. The PD Aggregate Bond Index, PD Large-Cap Value Index, and PD Small-Cap Value Index Portfolios had expense reimbursements for the year ended December 31, 2013 that are not reflected in the above table due to rounding.
(6)	Total returns for periods of less than one full year are not annualized.

See Notes to Financial Statements

C-7

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company. The Trust was organized on May 4, 1987 as a Massachusetts business trust (the “Massachusetts Trust”), and was reorganized as a Delaware statutory trust on June 30, 2016. In connection with other actions taken to accomplish the reorganization, the Massachusetts Trust, as sole initial shareholder of each Fund of the Trust, approved all material agreements of the Trust, including the investment advisory and sub-advisory agreements. These agreements were also approved by the initial Trustees of the Trust, who served as the Trustees of the Massachusetts Trust prior to the reorganization.

Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of December 31, 2017, the Trust was comprised of fifty-seven separate funds, nine of which are presented in these financial statements (each individually a “Fund,” and collectively the “Funds” or the “Pacific Dynamix Underlying Funds”): PD 1-3 Year Corporate Bond Portfolio, PD Aggregate Bond Index Portfolio, PD High Yield Bond Market Portfolio, PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Index Portfolio, PD Small-Cap Growth Index Portfolio, PD Small-Cap Value Index Portfolio, PD Emerging Markets Portfolio, and PD International Large-Cap Portfolio.

The Pacific Dynamix Underlying Funds currently offer Class P shares only.

Presently, only the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, and Pacific Dynamix — Growth Portfolios (collectively, the “Pacific Dynamix Portfolios”) and the Investment Adviser and certain of its affiliates can invest in the Pacific Dynamix Underlying Funds.

There is a separate annual report containing the financial statements for the Pacific Dynamix Portfolios, which is available without charge. For information on how to obtain the annual report for the Pacific Dynamix Portfolios, see the Where to Go for More Information section of this report on page F-21.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

Effective January 1, 2017, the Trust implemented Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements issued by the Financial Accounting Standards Board (“FASB”). This ASU made technical changes to various sections of the accounting standards codification (“ASC”), including modifications to Topic 820, Fair Value Measurement and requires disclosure of reason(s) for the change in valuation approach and valuation technique. Changes in valuation approach and valuation technique, if any, are disclosed in Note 3D.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Pacific Dynamix Underlying Fund presented in these financial statements is treated as a partnership for Federal income tax purposes. As partnerships, none of these Funds are required to distribute taxable income and capital gains (see Note 10). No dividend and capital gain distributions have been paid by any Pacific Dynamix Underlying Fund during the fiscal year ended December 31, 2017 and there will be no dividends and capital gains distributions paid by any Pacific Dynamix Underlying Fund in future years under the current divided and distribution policy.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D-1

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

D. EXPENSE ALLOCATION

General expenses of the Trust are allocated to each Fund in proportion to its relative average daily net assets. Expenses directly attributable to a particular Fund are charged directly to that Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW PRONOUNCEMENTS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules (the “Reporting Rules”) and amended existing rules (the “Amended Rules”) intended to modernize reporting and enhance the disclosure of information for most registered investment companies. The Amended Rules include amendments relating to Regulation S-X, which modify the form and content of the financial statements of the Trust, went into effect as of August 1, 2017 and are reflected in this annual report. For the Trust, the effective date of the Reporting Rules will be June 1, 2018. At this time, management is evaluating the implications of the Reporting Rules and determining their impact on the Trust’s financial statements and accompanying notes.

On March 30, 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, that would require that the premium associated with the purchase of callable debt securities be amortized to the earliest call date and no longer amortized through the contractual life of the instrument. The changes are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of this ASU and its impact on the financial statements.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund presented in these financial statements is divided into shares. The price per share of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Funds generally use the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and do not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Funds generally use the official closing price or the last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service

D-2

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, option contracts, and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, option contracts, and swap agreements for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors.

Investments in Other Investment Companies

Fund investments in other investment companies are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of Pacific Life Insurance Company and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

● Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
● Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
● Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. Transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the end of the reporting period. A summary of each Fund’s investments as of December 31, 2017, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

D-3

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic, and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

D-4

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

D-5

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. The exact time frame for the implementation of Brexit is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk and geographic focus risk, among other risks.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues

D-6

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied.

Segregation and Collateral

If a Fund engages in certain transactions such as derivative investments, repurchase agreements, securities lending transactions, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

D-7

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the reasons described: The PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets and PD International Large-Cap Portfolios utilized futures contracts to provide market exposure proportionate to the size of each Fund’s cash flows and residual cash balances.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may

D-8

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the reasons described: The PD International Large-Cap Portfolio used Forward Contracts in connection with the settlement of Fund securities transactions, and to exchange one currency for another.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts

The following is a summary of fair values of investments in equity futures contracts disclosed in the Trust’s Statements of Assets and Liabilities, as of December 31, 2017:

	Total Value of Equity Contracts* as of December 31, 2017
Portfolio	Assets		Liabilities
PD Large-Cap Growth Index	$-		($12,133	)*
PD Large-Cap Value Index	21,723	*	-
PD Small-Cap Growth Index	2,637	*	-
PD Small-Cap Value Index	6,956	*	-

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Schedules of Investments.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investment Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Equity contracts	Net realized gain (loss) on futures contract transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Foreign currency contracts	Net realized gain (loss) on forward foreign currency transactions

The following is a summary of each Fund’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended December 31, 2017:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations			Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Equity Contracts	Foreign Currency Contracts	Equity Contracts
PD Large-Cap Growth Index	$925,442	$925,442	$-	($22,866)
PD Large-Cap Value Index	1,195,545	1,195,545	-	102,065
PD Small-Cap Growth Index	90,844	90,844	-	9,072
PD Small-Cap Value Index	207,780	207,780	-	41,864
PD Emerging Markets	6,461	6,461	-	-
PD International Large-Cap	(1,012,125)	(1,012,167)	42	-

The following is a summary of the average number of positions and values of futures contracts for the fiscal year ended December 31, 2017:

	Average Derivative Positions and Value of Futures Contracts
Portfolio	Number of Positions	Value
PD Large-Cap Growth Index	2	($19,102)
PD Large-Cap Value Index	2	26,287
PD Small-Cap Growth Index	1	8,859
PD Small-Cap Value Index	1	5,522

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of futures contracts for each applicable Fund for the fiscal year ended December 31, 2017.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a

D-9

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

Certain Funds held financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements). Certain Funds presented in these financial statements had investments in repurchase agreements. The gross value and related collateral for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable Fund presented in these financial statements exceeded the value of the repurchase agreements as of December 31, 2017.

6. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Investment Adviser to the Trust. PLFA has retained other investment management firms to sub-advise each Fund presented in these financial statements, as discussed later in this section. PLFA receives investment advisory fees from each Fund which are based on the following annual percentages of the average daily net assets of each Fund:

Portfolio	Rate	Portfolio	Rate
PD 1-3 Year Corporate Bond	0.20% on first $50 million 0.19% on next $50 million 0.14% on excess	PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	0.14% on first $300 million 0.12% on excess
PD Aggregate Bond Index	0.16% on first $50 million 0.15% on next $50 million 0.14% on excess	PD Emerging Markets	0.60% on first $50 million 0.35% on excess
PD High Yield Bond Market	0.35% on first $50 million 0.22% on next $50 million 0.14% on excess	PD International Large-Cap	0.25% on first $100 million 0.20% on excess

Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise each of the Funds presented in these financial statements. PLFA, as Investment Adviser to each Fund of the Trust, pays management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of December 31, 2017, the following firms serve as sub-advisers for their respective Funds:

Portfolio	Sub-Adviser
PD 1-3 Year Corporate Bond PD Aggregate Bond Index PD High Yield Bond Market	SSGA Funds Management, Inc.
PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	BlackRock Investment Management, LLC
PD Emerging Markets PD International Large-Cap	Dimensional Fund Advisors LP

Pursuant to an Agreement for Administration and Support Services (the “Administration Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Administration Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for all Class P shares of the Pacific Dynamix Underlying Funds and is compensated by the Trust for these services.

D-10

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser and Pacific Life are related parties. The advisory fees earned by the Investment Adviser and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the fiscal year ended December 31, 2017 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2017 are presented in the Statements of Assets and Liabilities.

B. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. For the year ended December 31, 2017, deferred amounts were treated as though equivalent dollar amounts had been invested in shares of certain Funds in the Pacific Funds Series Trust. Pacific Funds Series Trust is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Funds Series Trust. An independent trustee who deferred compensation had the option to select credit rate options that track the performance, at NAV without a sales load, of Class A and/or Class P shares of the corresponding series of the Pacific Funds Series Trust. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended December 31, 2017, such expenses increased by $5,203 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of December 31, 2017, the total amount in the DCP Liability accounts for all applicable Funds presented in these financial statements was $28,872.

C. OFFICERS OF THE TRUST

All officers of the Trust are also officers of Pacific Life and/or PLFA and received no compensation from the Trust.

D. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

E. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board will be asked to determine that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended December 31, 2017, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
PD Large-Cap Growth Index	$12,202,292	$2,675,279	$383,895
PD Large-Cap Value Index	12,151,664	1,247,191	(71,993)
PD Small-Cap Growth Index	1,613,384	3,482,133	258,937
PD Small-Cap Value Index	883,293	4,096,801	998,627

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing under the line of credit agreement is the higher of the Federal Funds effective rate or the One-Month London Interbank Offered Rates (“LIBOR”) rate, plus 1.25%. The Trust pays the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line of credit, up to an annual maximum of $187,500. As of December 31, 2017, the actual interest rate on borrowing by the Trust was 2.81%. The committed line of credit will expire on August 24, 2018 unless renewed and is available to all Funds presented in these financial statements except the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, and PD High Yield Bond Market Portfolios. The commitment fees and interest incurred by each applicable Fund presented in these financial statements are recorded as an expense. The commitment fees are allocated to each applicable Fund in proportion to its relative average daily

D-11

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

net assets and the interest expenses are charged directly to the applicable Fund. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable Fund had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
PD Large-Cap Growth Index	2.02%	$143,785
PD Small-Cap Value Index	2.10%	293,746
PD Emerging Markets	2.34%	239,549
PD International Large Cap	2.38%	226,992

None of the Funds presented in these financial statements had a loan outstanding in connection with this revolving line of credit agreement as of December 31, 2017.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended December 31, 2017, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
PD 1-3 Year Corporate Bond	$6,465,469	$6,465,977
PD Aggregate Bond Index	580,802,309	473,886,405

	Other Securities
Portfolio	Purchases	Sales
PD 1-3 Year Corporate Bond	$143,897,754	$104,685,414
PD Aggregate Bond Index	93,932,172	50,032,314
PD High Yield Bond Market	77,001,304	44,087,674
PD Large-Cap Growth Index	118,188,915	106,494,135
PD Large-Cap Value Index	186,148,533	112,016,356

	Other Securities
Portfolio	Purchases	Sales
PD Small-Cap Growth Index	$39,468,622	$85,106,125
PD Small-Cap Value Index	73,410,116	114,523,258
PD Emerging Markets	56,558,744	22,628,609
PD International Large-Cap	44,993,473	95,737,112

10. FEDERAL INCOME TAX INFORMATION

Each Pacific Dynamix Underlying Fund is treated as a partnership for Federal income tax purposes. A Fund that is treated as a partnership for Federal income tax purposes is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund are instead “passed through” pro rata to the insurance companies whose separate accounts invest in the Fund and retain the same character for Federal income tax purposes. An insurance company may benefit from this tax treatment. No dividends and capital gains distributions have been made by the Pacific Dynamix Underlying Funds under the current dividend and distribution policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes (see Note 2B).

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives as of December 31, 2017, were as follows:

		Gross	Gross	Net Unrealized	Net Unrealized	Net
Portfolio	Total Cost of Investments on Tax Basis (1)	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments	Appreciation (Depreciation) on Other (2)	Unrealized Appreciation (Depreciation)
PD 1-3 Year Corporate Bond	$214,307,123	$36,146	($1,130,183)	($1,094,037)	$-	($1,094,037)
PD Aggregate Bond Index	1,030,014,690	16,408,114	(7,348,273)	9,059,841	-	9,059,841
PD High Yield Bond Market	187,706,024	6,839,363	(3,679,681)	3,159,682	-	3,159,682
PD Large-Cap Growth Index	376,386,853	242,368,026	(3,866,088)	238,501,938	(12,133)	238,489,805
PD Large-Cap Value Index	565,569,565	151,443,346	(24,004,174)	127,439,172	21,723	127,460,895
PD Small-Cap Growth Index	88,146,417	30,166,236	(5,054,579)	25,111,657	2,637	25,114,294
PD Small-Cap Value Index	165,822,958	40,251,925	(11,925,983)	28,325,942	6,956	28,332,898
PD Emerging Markets	167,695,210	52,522,593	(9,216,381)	43,306,212	-	43,306,212
PD International Large-Cap	394,750,159	102,922,745	(18,682,450)	84,240,295	-	84,240,295

(1)	The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals.
(2)	Other includes net appreciation or depreciation on derivatives, if any.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2013.

D-12

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

11. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the year ended December 31, 2017 and 2016 were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
	PD 1-3 Year Corporate Bond Portfolio		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio
Class P
Shares sold	3,435,979	1,748,200	12,840,899	7,073,288	1,728,967	973,507
Shares repurchased	(134,924)	(1,209,357)	(2,227,744)	(4,297,485)	(168,350)	(797,492)
Net increase (decrease)	3,301,055	538,843	10,613,155	2,775,803	1,560,617	176,015
Shares outstanding, beginning of year	17,089,183	16,550,340	73,320,571	70,544,768	11,004,882	10,828,867
Shares outstanding, end of year	20,390,238	17,089,183	83,933,726	73,320,571	12,565,499	11,004,882

	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Small-Cap Growth Index Portfolio
Class P
Shares sold	1,483,543	1,149,176	2,924,217	1,283,197	189,794	854,437
Shares repurchased	(1,360,764)	(928,460)	(1,108,678)	(2,366,266)	(2,049,839)	(356,738)
Net increase (decrease)	122,779	220,716	1,815,539	(1,083,069)	(1,860,045)	497,699
Shares outstanding, beginning of year	17,481,397	17,260,681	22,038,163	23,121,232	5,713,233	5,215,534
Shares outstanding, end of year	17,604,176	17,481,397	23,853,702	22,038,163	3,853,188	5,713,233

	PD Small-Cap Value Index Portfolio		PD Emerging Markets Portfolio		PD International Large-Cap Portfolio
Class P
Shares sold	550,216	2,163,550	2,928,396	578,809	1,003,290	3,173,328
Shares repurchased	(2,527,918)	(653,073)	(961,063)	(611,868)	(4,583,636)	(1,167,556)
Net increase (decrease)	(1,977,702)	1,510,477	1,967,333	(33,059)	(3,580,346)	2,005,772
Shares outstanding, beginning of year	9,580,238	8,069,761	9,343,730	9,376,789	28,626,833	26,621,061
Shares outstanding, end of year	7,602,536	9,580,238	11,311,063	9,343,730	25,046,487	28,626,833

D-13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios, nine of fifty-seven portfolios constituting Pacific Select Fund (collectively the “Trust”) as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of the Trust as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 23, 2018

We have served as the auditor of one or more affiliated investment companies of Pacific Select Fund since 1988.

E-1

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2017 to December 31, 2017.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses based on each Fund’s actual performance and each Fund’s actual expenses. The “Ending Account Value at 12/31/17” column shown is derived from the Fund’s actual performance; the “Annualized Expense Ratio” column shows the Fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/17-12/31/17” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2017 to December 31, 2017.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each Fund in your account, simply divide that Fund’s value by $1,000.00 (for example, an $8,600.00 Fund value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/17-12/31/17.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual Fund’s expenses. It assumes that the Fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/17	Ending Account Value at 12/31/17	Annualized Expense Ratio	Expenses Paid During the Period 07/01/17- 12/31/17 (1)
PD 1-3 Year Corporate Bond
Actual	$1,000.00	$1,003.80	0.23%	$1.16
Hypothetical	$1,000.00	$1,024.05	0.23%	$1.17

PD Aggregate Bond Index
Actual	$1,000.00	$1,011.10	0.20%	$1.01
Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02

PD High Yield Bond Market
Actual	$1,000.00	$1,023.90	0.31%	$1.58
Hypothetical	$1,000.00	$1,023.64	0.31%	$1.58

PD Large-Cap Growth Index
Actual	$1,000.00	$1,141.10	0.17%	$0.92
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PD Large-Cap Value Index
Actual	$1,000.00	$1,085.30	0.17%	$0.89
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

Portfolio	Beginning Account Value at 07/01/17	Ending Account Value at 12/31/17	Annualized Expense Ratio	Expenses Paid During the Period 07/01/17- 12/31/17 (1)
PD Small-Cap Growth Index
Actual	$1,000.00	$1,109.60	0.22%	$1.17
Hypothetical	$1,000.00	$1,024.10	0.22%	$1.12

PD Small-Cap Value Index
Actual	$1,000.00	$1,071.30	0.20%	$1.04
Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02

PD Emerging Markets
Actual	$1,000.00	$1,142.30	0.52%	$2.81
Hypothetical	$1,000.00	$1,022.58	0.52%	$2.65

PD International Large-Cap
Actual	$1,000.00	$1,099.40	0.26%	$1.38
Hypothetical	$1,000.00	$1,023.89	0.26%	$1.33

(1)	Expenses paid during the six-month period are equal to the Fund’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

F-1

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective January 1, 2018. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former Director (2005 to 2016) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member of Board of Trustees (2010 to 2016) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	97

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) of Matthews Asia Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer (1994 to 1999) of Scudder Canada Investor Services, Ltd. and Managing Director (1986 to 1999) of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust (2006 to 2009) for Public Land in Maine; Former Member of the Board of Directors (2005 to 2012) of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	97

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Funds Series Trust; Consultant to the Trust and Pacific Funds Series Trust (11/15 to 6/16); Independent Trustee (8/10 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation; Former Partner (1986 to 1999) of McGladrey & Pullen LLP; and Former Partner (1999 to 2010) of PricewaterhouseCoopers LLP.	97

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (8/16 to present) of Pacifica Christian High School Orange County; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	97

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	97

F-2

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07 (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12; 1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12; 1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Funds Series Trust.	97

Mary Ann Brown Year of birth 1951	Chief Executive Officer 1/01/10 to 12/13/17 (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to 12/17) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to 12/17) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to 12/17) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to 12/17) and President (1/07 to 12/09) of Pacific Funds Series Trust.	97

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/1/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Funds Series Trust.	97

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President 6/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Funds Series Trust.	97

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	97

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 12/31/16 (Vice President and Treasurer 4/96 to 9/15)	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, LLC; and Vice President and Treasurer (6/01 to 9/15; 12/16 to present) of Pacific Funds Series Trust.	97

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Funds Series Trust.	97

F-3

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (5/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, LLC; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Funds Series Trust.	97

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/04/05 to 12/12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	97

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14 (Assistant Vice President 11/06 to 12/14)	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	97

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Vice President (12/13 to present) of Pacific Funds Series Trust.	97

Trevor T. Smith Year of birth 1975	Assistant Vice President and Assistant Treasurer since 3/23/16	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; and Vice President and Assistant Treasurer (3/16 to present) of Pacific Funds Series Trust.	97

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	97

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2017, the “Fund Complex” consisted of Pacific Select Fund (57 funds) and Pacific Funds Series Trust (40 funds).

F-4

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages the Core Income, High Yield Bond and Floating Rate Income Portfolios (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (the “Portfolio Optimization Funds”); the Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth and Pacific Dynamix – Growth Portfolios (the “Pacific Dynamix Funds”); the Diversified Alternatives Portfolio; and the PSF DFA Balanced Allocation Portfolio (together with the Portfolio Optimization Funds, Pacific Dynamix Funds and Diversified Alternatives Portfolio, the “Asset Allocation Funds” and together with the Asset Allocation Funds and PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 13, 2017.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board also received information on the overall profitability to Pacific Life of the variable annuity insurance products, which are supported by the Trust. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”), with substantial industry experience in providing fund boards of directors with analysis to assist them in their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that PLFA’s officers and employees regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to

F-5

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at “approximate cost” for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools to further enhance the asset allocation and Sub-Adviser research processes. In this regard, the Trustees also considered the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had recently engaged an independent consultant to review PLFA’s asset allocation process, and that the independent consultant commented favorably on PLFA’s asset allocation capabilities. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds of the Trust and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s

F-6

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for tracking Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for both the PAM Managed Funds and Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for both the PAM Managed Funds and Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that the Sub-Advisers provide PLFA with information that assists PLFA in performing its oversight role.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of appropriate peer funds, which were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s

F-7

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2017, as available, compared to the applicable benchmark and Selected Performance Peer Group. With respect to the actively-managed Funds, the Trustees placed greater emphasis on a Fund’s performance against peers as opposed to the unmanaged benchmark index. With respect to those Funds that pursue an index strategy, the Trustees placed greater emphasis on the tracking error of a Fund against its target index as opposed to performance against peers.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds of the Trust, the Board also considered the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

Equity Long/Short Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Comstock Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the third quintile for the five-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Dividend Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period, the third quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2010.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) slightly underperformed its primary benchmark for the one-year period, outperformed for the three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods, the first quintile for the three-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective May 2017 in connection with a change in control of the Sub-Adviser and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

F-8

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods, the third quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods, the fourth quintile for the three-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Long/Short Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from its inception in 2008 until 2011 and has been the sole Sub-Adviser since 2011.

Main Street Core Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the first quintile for the three-year period.

Value Advantage Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods.

Developing Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Mid-Cap Equity Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and performed in line for the ten-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013. The Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective November 2017 in connection with a change in control of the Sub-Adviser and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Mid-Cap Growth Portfolio

The Fund: (1) slightly outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Mid-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2015.

F-9

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Small-Cap Equity Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Advisers have co-managed the Fund since 2010 and that one Sub-Adviser manages a sleeve of the Fund using an active management style, while the other Sub-Adviser manages a sleeve of the Fund using an index management (or passive) style. The Board considered the performance of each sleeve separately in evaluating the Sub-Advisers. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Small-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three- and ten-year periods and slightly underperformed for the five-year period; (2) underperformed its primary benchmark for the one- and three-year periods, slightly outperformed for the five-year period and outperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five year periods, the second quintile for the three- year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Small-Cap Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Small-Cap Growth Portfolio

The Board considered that the Fund had not yet been in operation for a full year and did not have a performance track record.

Emerging Markets Debt Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and performed in line for the five-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

Emerging Markets Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three-year period, the second quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, three- and ten-year periods and slightly underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and ten-year periods, the fourth quintile for the three-year period and the second quintile for the five-year period.

International Small-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period, the second quintile for the five-year period and the fourth quintile for the ten-year period.

International Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fifth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the prior Sub-Adviser had recently been replaced and the current Sub-Adviser has only managed the Fund since May 2017 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Diversified Alternatives Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Currency Strategies Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fifth quintile of its

F-10

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Selected Performance Peer Group for the one-year period and the second quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2013, and that the other co-Sub-Adviser has co-managed the Fund since 2013. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Health Sciences Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three- and ten-year periods and performed in line for the five-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three- and ten-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

Real Estate Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that the Fund has been on the “watch list” for a period of time, and that PLFA will be considering what further action, if any, is appropriate.

Technology Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2016 and that performance relative to peers improved in 2017.

Global Absolute Return Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group.

PSF DFA Balanced Allocation Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Core Income Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Floating Rate Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) slightly outperformed its primary benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods.

Diversified Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2009.

Floating Rate Loan Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods, the first quintile for the three-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2010.

High Yield Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) outperformed performed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for

F-11

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA is encouraged by strong performance in the one-year period.

Inflation Managed Portfolio

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one- and three-year periods, slightly underperformed for the five-year period and outperformed for the ten-year period; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period.

Inflation Strategy Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the prior Sub-Adviser had recently been replaced and the current Sub-Adviser has only managed the Fund since November 2017 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Managed Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and slightly outperformed for the five-year period; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and ten-year periods, the second quintile for the three-year period and the third quintile for the five-year period.

Short Duration Bond Portfolio

The Fund: (1) slightly underperformed its Selected Performance Peer Group for the one-year period and underperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period, slightly outperformed for the three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011. The Board also considered that PLFA had advised that recent underperformance is attributable to the Sub-Adviser managing the Fund more conservatively versus peers, which results in lower credit exposure. The Board further considered that PLFA advised that performance has been in line with expectations given the Fund’s investment style.

PD 1-3 Year Corporate Bond Portfolio

The Fund underperformed its primary benchmark for the one- and three-year periods.

PD Aggregate Bond Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, slightly underperformed for the three-year period and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

PD High Yield Bond Market Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three-year period and performed in line for the five-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered that the Fund seeks to track the performance of the high yield bond market before taking into account portfolio costs.

PD International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and performed in line for the five-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods and the third quintile for the three-year period.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

F-12

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Dynamix – Conservative Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three-year period and slightly outperformed for the five-year period; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three-year period.

Pacific Dynamix – Moderate Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that performance relative to peers has recently improved.

Pacific Dynamix – Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

Portfolio Optimization Conservative Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and slightly outperformed for the five-year period; (2) outperformed its custom benchmark for the one- and three-year periods and underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five-year period; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period and the third quintile for the five-year period.

Portfolio Optimization Moderate Portfolio

The Fund: (1) slightly outperformed its Selected Performance Peer Group median for the one-year period, slightly underperformed for the three-year period and underperformed for the five-year period; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five-year period.

Portfolio Optimization Growth Portfolio

The Fund: (1) slightly outperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three-year period and underperformed for the five-year period; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period and the fourth quintile for the five-year period.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fifth quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA is encouraged by recent improved performance relative to peers.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds of the Trust. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally. The Trustees also noted that certain of the Underlying Funds are also available as investment options outside of the Asset Allocation Funds.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

F-13

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds (except in the case of the Trust’s index Funds). With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”). A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

Equity Long/Short Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Comstock Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

F-14

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Long/Short Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds and that the Fund’s Operating Expenses exclude investment-related expenses.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Developing Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

F-15

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Diversified Alternatives Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Currency Strategies Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Global Absolute Return Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds and that the Fund’s Operating Expenses exclude investment-related expenses.

F-16

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PSF DFA Balanced Allocation Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Core Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Floating Rate Loan Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee. The Trustees also considered that the Selected Expense Peer Group included non-insurance dedicated funds.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Inflation Strategy Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD 1-3 Year Corporate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

F-17

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix –Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

F-18

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

During their review, the Trustees considered that all of the Funds, except for the Equity Long/Short Portfolio, Portfolio Optimization Funds and Underlying Funds of the Pacific Dynamix Funds, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and,

F-19

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and/or advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund, as applicable. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

The Trustees considered that the advisory fee schedules contained one or more breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Asset Allocation Funds. The Independent Trustees noted that the Portfolio Optimization Funds, Pacific Dynamix Funds and Diversified Alternatives Portfolio are funds-of-funds that invest in other Funds of the Trust that have advisory fee schedules containing one or more breakpoints that reduce the total advisory fees paid by shareholders of these Asset Allocation Funds as assets grow. With respect to the Portfolio Optimization Funds, the Trustees noted that the advisory fee was initially priced to scale, whereby the fee was set at an amount that takes into account the current size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-20

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of Fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to Fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectuses and Statement of Additional Information (“SAI”). The prospectuses and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to Fund securities is described in the Trust’s SAI.

How to Obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), annual and semi-annual reports, and complete schedules of investments are available:

•	On the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm

•	On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Annuity Financial Advisors: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-347-7787

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

6 a.m. through 5 p.m. Pacific Time (Monday through Friday)

F-21

Form Nos.: 15-31114-06 4732-17A

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no waivers to the Code of Ethics during the period covered by this report. The Code of Ethics was amended to reflect a change in Certifying Officer.

A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees.

(a)	The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2017 and 2016 were $1,580,000 and $1,630,000, respectively.

Audit-Related Fees.

(b)	For the fiscal years ended December 31, 2017 and December 31, 2016 there were no audit-related fees.

Tax Fees.

(c)	For the fiscal years ended December 31, 2017 and December 31, 2016, there were no tax fees.

All Other Fees.

(d)	There were no other fees billed to the Registrant by the principal accountant for the fiscal years ending December 31, 2017 and 2016.

(e)(l)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

A.	Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve such engagement; or

(ii)	Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii)	De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

B.	Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Investment company complex means the Pacific Select Fund, the Pacific Funds Series Trust, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.

(i)	De Minimis Exception: The De Minimis exceptions set forth above under Section (e)(1)A.(iii) apply to pre-approvals under this Section (e)(1)B. as well, except that the “total amount of revenues” calculation for this Section’s (e)(l)B. services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

C.	Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs’’) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in Section (e)(l)A.(iii). Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in this Section.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended December 31, 2017 and 2016 by the Registrant’s principal accountant for non- audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $1,514,630 and $455,569, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

(a)	Schedule I.

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
COMMON STOCKS - 98.9%

Basic Materials - 2.4%

Air Products & Chemicals Inc	29,246	$4,798,684
Albemarle Corp	14,767	1,888,552
CF Industries Holdings Inc	31,038	1,320,356
DowDuPont Inc	315,388	22,461,933
Eastman Chemical Co	19,048	1,764,607
FMC Corp	18,089	1,712,305
Freeport-McMoRan Inc *	181,047	3,432,651
International Flavors & Fragrances Inc	10,837	1,653,835
International Paper Co	55,987	3,243,887
LyondellBasell Industries NV ‘A’	43,551	4,804,546
Monsanto Co	58,950	6,884,181
Newmont Mining Corp	71,551	2,684,593
Nucor Corp	43,233	2,748,754
PPG Industries Inc	34,416	4,020,477
Praxair Inc	38,385	5,937,392
The Mosaic Co	47,564	1,220,492
The Sherwin-Williams Co	11,130	4,563,745

		75,140,990

Communications - 13.4%

Alphabet Inc ‘A’ *	40,174	42,319,292
Alphabet Inc ‘C’ *	40,668	42,554,995
Amazon.com Inc *	53,891	63,023,908
AT&T Inc	827,115	32,158,231
CBS Corp ‘B’	48,850	2,882,150
CenturyLink Inc	132,478	2,209,733
Charter Communications Inc ‘A’ *	26,127	8,777,627
Cisco Systems Inc	666,111	25,512,051
Comcast Corp ‘A’	628,571	25,174,269
Discovery Communications Inc ‘A’ *	19,317	432,314
Discovery Communications Inc ‘C’ *	27,270	577,306
DISH Network Corp ‘A’ *	30,807	1,471,034
eBay Inc *	130,942	4,941,751
Expedia Inc	16,443	1,969,378
F5 Networks Inc *	8,295	1,088,470
Facebook Inc ‘A’ *	321,366	56,708,244
Juniper Networks Inc	49,930	1,423,005
Motorola Solutions Inc	21,826	1,971,761
Netflix Inc *	58,331	11,197,219
News Corp ‘A’	52,523	851,398
News Corp ‘B’	17,565	291,579
Omnicom Group Inc	30,964	2,255,108
Scripps Networks Interactive Inc ‘A’	12,929	1,103,878
Symantec Corp	82,785	2,322,947
The Interpublic Group of Cos Inc	51,212	1,032,434
The Priceline Group Inc *	6,583	11,439,542
The Walt Disney Co	203,515	21,879,898
Time Warner Inc	105,045	9,608,466
TripAdvisor Inc *	14,650	504,839
Twenty-First Century Fox Inc ‘A’	141,837	4,897,632
Twenty-First Century Fox Inc ‘B’	58,932	2,010,760
VeriSign Inc *	11,294	1,292,485
Verizon Communications Inc	549,594	29,090,010
Viacom Inc ‘B’	46,692	1,438,581

		416,412,295

Consumer, Cyclical - 8.8%

Advance Auto Parts Inc	10,084	1,005,274
Alaska Air Group Inc	16,734	1,230,116
American Airlines Group Inc	56,947	2,962,952
Aptiv PLC	35,806	3,037,423
AutoZone Inc *	3,721	2,647,008
Best Buy Co Inc	34,272	2,346,604
BorgWarner Inc	26,758	1,367,066
CarMax Inc *	24,968	1,601,198
Carnival Corp	54,724	3,632,032

	Shares	Value
Chipotle Mexican Grill Inc *	3,367	$973,164
Costco Wholesale Corp	58,852	10,953,534
CVS Health Corp	136,407	9,889,508
Darden Restaurants Inc	16,801	1,613,232
Delta Air Lines Inc	88,238	4,941,328
Dollar General Corp	35,200	3,273,952
Dollar Tree Inc *	32,112	3,445,939
DR Horton Inc	46,357	2,367,452
Fastenal Co	39,218	2,144,832
Foot Locker Inc	16,711	783,412
Ford Motor Co	524,813	6,554,914
General Motors Co	172,262	7,061,019
Genuine Parts Co	20,032	1,903,240
Hanesbrands Inc	49,761	1,040,503
Harley-Davidson Inc	22,410	1,140,221
Hasbro Inc	15,211	1,382,528
Hilton Worldwide Holdings Inc	27,226	2,174,268
Kohl’s Corp	23,113	1,253,418
L Brands Inc	33,756	2,032,786
Leggett & Platt Inc	17,493	834,941
Lennar Corp ‘A’	27,762	1,755,669
LKQ Corp *	41,124	1,672,513
Lowe’s Cos Inc	112,205	10,428,333
Macy’s Inc	42,015	1,058,358
Marriott International Inc ‘A’	41,260	5,600,220
Mattel Inc	47,600	732,088
McDonald’s Corp	107,442	18,492,917
MGM Resorts International	68,662	2,292,624
Michael Kors Holdings Ltd *	20,670	1,301,177
Mohawk Industries Inc *	8,479	2,339,356
Newell Brands Inc	65,468	2,022,961
NIKE Inc ‘B’	177,297	11,089,927
Nordstrom Inc	16,019	758,980
Norwegian Cruise Line Holdings Ltd *	23,882	1,271,717
O’Reilly Automotive Inc *	11,455	2,755,386
PACCAR Inc	47,458	3,373,315
PulteGroup Inc	36,352	1,208,704
PVH Corp	10,590	1,453,054
Ralph Lauren Corp	7,399	767,202
Ross Stores Inc	52,222	4,190,816
Royal Caribbean Cruises Ltd	23,233	2,771,232
Signet Jewelers Ltd (NYSE)	8,113	458,790
Southwest Airlines Co	73,893	4,836,297
Starbucks Corp	191,809	11,015,591
Tapestry Inc	38,947	1,722,626
Target Corp	73,289	4,782,107
The Gap Inc	29,316	998,503
The Goodyear Tire & Rubber Co	32,666	1,055,438
The Home Depot Inc	157,399	29,831,832
The TJX Cos Inc	85,378	6,528,002
Tiffany & Co	13,700	1,424,115
Tractor Supply Co	17,127	1,280,243
Ulta Beauty Inc *	7,958	1,779,886
Under Armour Inc ‘A’ *	25,849	373,001
Under Armour Inc ‘C’ *	23,137	308,185
United Continental Holdings Inc *	33,732	2,273,537
VF Corp	43,997	3,255,778
Wal-Mart Stores Inc	197,260	19,479,425
Walgreens Boots Alliance Inc	116,540	8,463,135
Whirlpool Corp	9,793	1,651,492
WW Grainger Inc	6,987	1,650,679
Wyndham Worldwide Corp	13,792	1,598,079
Wynn Resorts Ltd	10,694	1,802,901
Yum! Brands Inc	45,082	3,679,142

		273,179,197

Consumer, Non-Cyclical - 21.6%

Abbott Laboratories	234,605	13,388,907
AbbVie Inc	214,828	20,776,016
Aetna Inc	43,923	7,923,270

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Alexion Pharmaceuticals Inc *	29,948	$3,581,481
Align Technology Inc *	9,680	2,150,799
Allergan PLC	44,859	7,338,035
Altria Group Inc	257,442	18,383,933
AmerisourceBergen Corp	21,757	1,997,728
Amgen Inc	97,911	17,026,723
Anthem Inc	34,607	7,786,921
Archer-Daniels-Midland Co	75,485	3,025,439
Automatic Data Processing Inc	59,628	6,987,805
Avery Dennison Corp	11,653	1,338,464
Baxter International Inc	67,535	4,365,462
Becton Dickinson & Co	35,767	7,656,195
Biogen Inc *	28,558	9,097,722
Boston Scientific Corp *	184,118	4,564,285
Bristol-Myers Squibb Co	220,052	13,484,787
Brown-Forman Corp ‘B’	26,392	1,812,339
Campbell Soup Co	26,374	1,268,853
Cardinal Health Inc	42,882	2,627,380
Celgene Corp *	106,107	11,073,327
Centene Corp *	23,097	2,330,025
Church & Dwight Co Inc	33,926	1,702,067
Cigna Corp	33,228	6,748,275
Cintas Corp	11,713	1,825,237
Colgate-Palmolive Co	118,195	8,917,813
Conagra Brands Inc	54,959	2,070,306
Constellation Brands Inc ‘A’	23,328	5,332,081
Coty Inc ‘A’	65,171	1,296,251
Danaher Corp	82,685	7,674,822
DaVita Inc *	20,381	1,472,527
DENTSPLY SIRONA Inc	31,404	2,067,325
Dr Pepper Snapple Group Inc	24,313	2,359,820
Ecolab Inc	34,947	4,689,188
Edwards Lifesciences Corp *	28,577	3,220,914
Eli Lilly & Co	130,714	11,040,104
Envision Healthcare Corp *	15,575	538,272
Equifax Inc	16,257	1,917,025
Express Scripts Holding Co *	76,334	5,697,570
Gartner Inc *	12,268	1,510,804
General Mills Inc	76,345	4,526,495
Gilead Sciences Inc	176,040	12,611,506
Global Payments Inc	21,433	2,148,444
H&R Block Inc	28,234	740,295
HCA Healthcare Inc *	38,168	3,352,677
Henry Schein Inc *	21,298	1,488,304
Hologic Inc *	36,530	1,561,658
Hormel Foods Corp	36,661	1,334,094
Humana Inc	19,151	4,750,789
IDEXX Laboratories Inc *	11,895	1,860,140
IHS Markit Ltd *	48,958	2,210,454
Illumina Inc *	19,591	4,280,438
Incyte Corp *	23,704	2,245,006
Intuitive Surgical Inc *	15,045	5,490,522
IQVIA Holdings Inc *	19,626	1,921,385
Johnson & Johnson	361,994	50,577,802
Kellogg Co	33,344	2,266,725
Kimberly-Clark Corp	47,408	5,720,249
Laboratory Corp of America Holdings *	13,621	2,172,686
McCormick & Co Inc	16,211	1,652,063
McKesson Corp	28,214	4,399,973
Medtronic PLC	182,512	14,737,844
Merck & Co Inc	368,558	20,738,759
Molson Coors Brewing Co ‘B’	24,966	2,048,960
Mondelez International Inc ‘A’	200,873	8,597,364
Monster Beverage Corp *	55,177	3,492,152
Moody’s Corp	22,246	3,283,732
Mylan NV *	71,960	3,044,628
Nielsen Holdings PLC	45,705	1,663,662
Patterson Cos Inc	10,742	388,108
PayPal Holdings Inc *	152,494	11,226,608
PepsiCo Inc	191,682	22,986,505

	Shares	Value
Perrigo Co PLC	17,797	$1,551,187
Pfizer Inc	803,132	29,089,441
Philip Morris International Inc	209,303	22,112,862
Quanta Services Inc *	20,142	787,754
Quest Diagnostics Inc	18,304	1,802,761
Regeneron Pharmaceuticals Inc *	10,461	3,932,918
ResMed Inc	19,390	1,642,139
Robert Half International Inc	16,868	936,849
S&P Global Inc	34,367	5,821,770
Stryker Corp	43,356	6,713,243
Sysco Corp	64,176	3,897,409
The Clorox Co	17,460	2,597,000
The Coca-Cola Co	516,832	23,712,252
The Cooper Cos Inc	6,527	1,422,103
The Estee Lauder Cos Inc ‘A’	30,040	3,822,290
The Hershey Co	18,923	2,147,950
The JM Smucker Co	15,241	1,893,542
The Kraft Heinz Co	80,100	6,228,576
The Kroger Co	120,410	3,305,255
The Procter & Gamble Co	343,207	31,533,859
The Western Union Co	60,439	1,148,945
Thermo Fisher Scientific Inc	54,027	10,258,647
Total System Services Inc	22,726	1,797,399
Tyson Foods Inc ‘A’	40,206	3,259,500
United Rentals Inc *	11,543	1,984,357
UnitedHealth Group Inc	130,533	28,777,305
Universal Health Services Inc ‘B’	11,755	1,332,429
Varian Medical Systems Inc *	12,429	1,381,483
Verisk Analytics Inc *	21,215	2,036,640
Vertex Pharmaceuticals Inc *	34,265	5,134,953
Zimmer Biomet Holdings Inc	27,151	3,276,311
Zoetis Inc	65,857	4,744,338

		669,669,791

Diversified - 0.0%

Leucadia National Corp	42,894	1,136,262

Energy - 6.0%

Anadarko Petroleum Corp	73,744	3,955,628
Andeavor	19,369	2,214,652
Apache Corp	51,553	2,176,568
Baker Hughes a GE Co	58,286	1,844,169
Cabot Oil & Gas Corp	61,357	1,754,810
Chesapeake Energy Corp *	122,472	484,989
Chevron Corp	255,830	32,027,358
Cimarex Energy Co	12,931	1,577,711
Concho Resources Inc *	19,892	2,988,176
ConocoPhillips	161,101	8,842,834
Devon Energy Corp	71,202	2,947,763
EOG Resources Inc	78,095	8,427,231
EQT Corp	33,271	1,893,785
Exxon Mobil Corp	570,715	47,734,603
Halliburton Co	117,808	5,757,277
Helmerich & Payne Inc	14,392	930,299
Hess Corp	36,260	1,721,262
Kinder Morgan Inc	257,620	4,655,193
Marathon Oil Corp	115,118	1,948,948
Marathon Petroleum Corp	65,786	4,340,560
National Oilwell Varco Inc	51,097	1,840,514
Newfield Exploration Co *	26,402	832,455
Noble Energy Inc	65,719	1,915,052
Occidental Petroleum Corp	103,470	7,621,600
ONEOK Inc	51,990	2,778,866
Phillips 66	57,655	5,831,803
Pioneer Natural Resources Co	22,824	3,945,128
Range Resources Corp	30,410	518,795
Schlumberger Ltd	186,446	12,564,596
TechnipFMC PLC (United Kingdom)	58,932	1,845,161

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
The Williams Cos Inc	110,924	$3,382,073
Valero Energy Corp	59,264	5,446,954

		186,746,813

Financial - 18.7%

Affiliated Managers Group Inc	7,357	1,510,024
Aflac Inc	53,034	4,655,325
Alexandria Real Estate Equities Inc REIT	12,900	1,684,611
Alliance Data Systems Corp	6,477	1,641,790
American Express Co	97,105	9,643,498
American International Group Inc	121,164	7,218,951
American Tower Corp REIT	57,589	8,216,223
Ameriprise Financial Inc	19,756	3,348,049
Aon PLC	33,685	4,513,790
Apartment Investment & Management Co ‘A’ REIT	20,465	894,525
Arthur J Gallagher & Co	24,769	1,567,382
Assurant Inc	7,183	724,334
AvalonBay Communities Inc REIT	18,656	3,328,417
Bank of America Corp	1,307,554	38,598,994
BB&T Corp	106,339	5,287,175
Berkshire Hathaway Inc ‘B’ *	259,189	51,376,444
BlackRock Inc	16,585	8,519,880
Boston Properties Inc REIT	20,924	2,720,748
Brighthouse Financial Inc *	13,375	784,310
Capital One Financial Corp	65,500	6,522,490
Cboe Global Markets Inc	15,133	1,885,420
CBRE Group Inc ‘A’ *	40,977	1,774,714
Chubb Ltd	62,452	9,126,111
Cincinnati Financial Corp	20,462	1,534,036
Citigroup Inc	356,357	26,516,524
Citizens Financial Group Inc	65,720	2,758,926
CME Group Inc ‘A’	45,871	6,699,460
Comerica Inc	23,287	2,021,544
Crown Castle International Corp REIT	54,981	6,103,441
Digital Realty Trust Inc REIT	27,456	3,127,238
Discover Financial Services	48,985	3,767,926
Duke Realty Corp REIT	48,596	1,322,297
E*TRADE Financial Corp *	36,067	1,787,841
Equinix Inc REIT	10,592	4,800,506
Equity Residential REIT	49,288	3,143,096
Essex Property Trust Inc REIT	8,888	2,145,297
Everest Re Group Ltd	5,422	1,199,672
Extra Space Storage Inc REIT	17,084	1,493,996
Federal Realty Investment Trust REIT	9,755	1,295,562
Fifth Third Bancorp	95,094	2,885,152
Franklin Resources Inc	44,152	1,913,106
GGP Inc REIT	84,092	1,966,912
HCP Inc REIT	63,560	1,657,645
Host Hotels & Resorts Inc REIT	100,381	1,992,563
Huntington Bancshares Inc	146,348	2,130,827
Intercontinental Exchange Inc	78,967	5,571,911
Invesco Ltd	55,505	2,028,153
Iron Mountain Inc REIT	35,974	1,357,299
JPMorgan Chase & Co	467,516	49,996,161
KeyCorp	145,931	2,943,428
Kimco Realty Corp REIT	57,785	1,048,798
Lincoln National Corp	29,711	2,283,885
Loews Corp	37,303	1,866,269
M&T Bank Corp	20,387	3,485,973
Marsh & McLennan Cos Inc	68,773	5,597,434
Mastercard Inc ‘A’	125,297	18,964,954
MetLife Inc	141,478	7,153,128
Mid-America Apartment Communities Inc REIT	15,472	1,555,864
Morgan Stanley	187,640	9,845,471
Nasdaq Inc	15,701	1,206,308
Navient Corp	36,245	482,783
Northern Trust Corp	28,933	2,890,117
People’s United Financial Inc	48,143	900,274

	Shares	Value
Principal Financial Group Inc	36,297	$2,561,116
Prologis Inc REIT	71,911	4,638,979
Prudential Financial Inc	57,297	6,588,009
Public Storage REIT	20,267	4,235,803
Raymond James Financial Inc	17,460	1,559,178
Realty Income Corp REIT	37,976	2,165,392
Regency Centers Corp REIT	19,849	1,373,154
Regions Financial Corp	155,666	2,689,908
SBA Communications Corp REIT *	15,780	2,577,821
Simon Property Group Inc REIT	42,078	7,226,476
SL Green Realty Corp REIT	13,279	1,340,249
State Street Corp	49,980	4,878,548
SunTrust Banks Inc	64,400	4,159,596
Synchrony Financial	98,678	3,809,958
T Rowe Price Group Inc	32,455	3,405,503
The Allstate Corp	48,489	5,077,283
The Bank of New York Mellon Corp	137,518	7,406,719
The Charles Schwab Corp	161,111	8,276,272
The Goldman Sachs Group Inc	47,292	12,048,110
The Hartford Financial Services Group Inc	47,789	2,689,565
The Macerich Co REIT	14,599	958,862
The PNC Financial Services Group Inc	63,883	9,217,678
The Progressive Corp	78,082	4,397,578
The Travelers Cos Inc	37,028	5,022,478
Torchmark Corp	14,481	1,313,571
UDR Inc REIT	36,336	1,399,663
Unum Group	30,283	1,662,234
US Bancorp	212,132	11,366,033
Ventas Inc REIT	48,056	2,883,841
Visa Inc ‘A’	244,429	27,869,795
Vornado Realty Trust REIT	23,418	1,830,819
Wells Fargo & Co	597,210	36,232,731
Welltower Inc REIT	49,498	3,156,487
Weyerhaeuser Co REIT	101,872	3,592,007
Willis Towers Watson PLC	17,864	2,691,926
XL Group Ltd (Bermuda)	34,508	1,213,301
Zions Bancorp	27,439	1,394,724

		581,896,349

Industrial - 10.0%

3M Co	80,424	18,929,397
Acuity Brands Inc	5,648	994,048
Agilent Technologies Inc	43,127	2,888,215
Allegion PLC	13,140	1,045,418
AMETEK Inc	31,489	2,282,008
Amphenol Corp ‘A’	40,986	3,598,571
AO Smith Corp	19,138	1,172,777
Arconic Inc	57,088	1,555,648
Ball Corp	47,442	1,795,680
Caterpillar Inc	80,159	12,631,455
CH Robinson Worldwide Inc	18,486	1,646,918
Corning Inc	117,050	3,744,430
CSX Corp	120,458	6,626,395
Cummins Inc	20,912	3,693,896
Deere & Co	42,920	6,717,409
Dover Corp	21,291	2,150,178
Eaton Corp PLC	59,685	4,715,712
Emerson Electric Co	86,800	6,049,092
Expeditors International of Washington Inc	23,581	1,525,455
FedEx Corp	33,116	8,263,767
FLIR Systems Inc	18,997	885,640
Flowserve Corp	17,945	756,023
Fluor Corp	18,846	973,396
Fortive Corp	40,809	2,952,531
Fortune Brands Home & Security Inc	20,809	1,424,168
Garmin Ltd	15,239	907,787
General Dynamics Corp	37,370	7,602,926
General Electric Co	1,168,798	20,395,525
Harris Corp	16,070	2,276,316
Honeywell International Inc	102,693	15,748,998

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Illinois Tool Works Inc	41,561	$6,934,453
Ingersoll-Rand PLC	33,328	2,972,524
Jacobs Engineering Group Inc	15,859	1,046,060
JB Hunt Transport Services Inc	11,412	1,312,152
Johnson Controls International PLC	125,113	4,768,056
Kansas City Southern	14,146	1,488,442
L3 Technologies Inc	10,497	2,076,831
Lockheed Martin Corp	33,620	10,793,701
Martin Marietta Materials Inc	8,608	1,902,712
Masco Corp	43,117	1,894,561
Mettler-Toledo International Inc *	3,417	2,116,900
Norfolk Southern Corp	38,669	5,603,138
Northrop Grumman Corp	23,368	7,171,873
Packaging Corp of America	12,884	1,553,166
Parker-Hannifin Corp	18,056	3,603,616
Pentair PLC (United Kingdom)	22,011	1,554,417
PerkinElmer Inc	15,113	1,105,063
Raytheon Co	38,947	7,316,194
Republic Services Inc	30,728	2,077,520
Rockwell Automation Inc	17,224	3,381,932
Rockwell Collins Inc	22,142	3,002,898
Roper Technologies Inc	13,716	3,552,444
Sealed Air Corp	23,823	1,174,474
Snap-on Inc	7,704	1,342,807
Stanley Black & Decker Inc	20,527	3,483,227
Stericycle Inc *	11,913	809,965
TE Connectivity Ltd	47,419	4,506,702
Textron Inc	35,520	2,010,077
The Boeing Co	75,437	22,247,126
TransDigm Group Inc	6,621	1,818,259
Union Pacific Corp	106,045	14,220,634
United Parcel Service Inc ‘B’	92,422	11,012,081
United Technologies Corp	100,176	12,779,452
Vulcan Materials Co	17,919	2,300,262
Waste Management Inc	53,576	4,623,609
Waters Corp *	10,637	2,054,962
WestRock Co	34,224	2,163,299
Xylem Inc	23,955	1,633,731

		311,359,099

Technology - 15.1%

Accenture PLC ‘A’	83,327	12,756,530
Activision Blizzard Inc	102,251	6,474,533
Adobe Systems Inc *	66,562	11,664,325
Advanced Micro Devices Inc *	110,826	1,139,291
Akamai Technologies Inc *	22,519	1,464,636
Analog Devices Inc	49,335	4,392,295
ANSYS Inc *	11,374	1,678,689
Apple Inc	691,932	117,095,652
Applied Materials Inc	144,320	7,377,638
Autodesk Inc *	29,412	3,083,260
Broadcom Ltd	54,853	14,091,736
CA Inc	42,942	1,429,110
Cadence Design Systems Inc *	37,599	1,572,390
Cerner Corp *	42,563	2,868,321
Citrix Systems Inc *	19,314	1,699,632
Cognizant Technology Solutions Corp ‘A’	79,252	5,628,477
CSRA Inc	22,075	660,484
DXC Technology Co	38,686	3,671,301
Electronic Arts Inc *	41,426	4,352,216
Fidelity National Information Services Inc	45,255	4,258,043
Fiserv Inc *	28,241	3,703,242
Hewlett Packard Enterprise Co	215,005	3,087,472
HP Inc	224,122	4,708,803
Intel Corp	630,532	29,105,357
International Business Machines Corp	115,907	17,782,452
Intuit Inc	32,661	5,153,253
KLA-Tencor Corp	21,263	2,234,103
Lam Research Corp	21,799	4,012,542
Microchip Technology Inc	31,499	2,768,132

	Shares	Value
Micron Technology Inc *	155,382	$6,389,308
Microsoft Corp	1,039,316	88,903,091
NetApp Inc	35,841	1,982,724
NVIDIA Corp	81,637	15,796,760
Oracle Corp	410,534	19,410,048
Paychex Inc	42,748	2,910,284
Qorvo Inc *	17,402	1,158,973
QUALCOMM Inc	198,249	12,691,901
Red Hat Inc *	23,812	2,859,821
salesforce.com Inc *	92,443	9,450,448
Seagate Technology PLC	38,622	1,615,945
Skyworks Solutions Inc	24,699	2,345,170
Synopsys Inc *	20,576	1,753,898
Texas Instruments Inc	132,848	13,874,645
Western Digital Corp	39,484	3,140,163
Xerox Corp	28,769	838,616
Xilinx Inc	34,189	2,305,022

		467,340,732

Utilities - 2.9%

AES Corp	89,880	973,400
Alliant Energy Corp	31,133	1,326,577
Ameren Corp	32,997	1,946,493
American Electric Power Co Inc	65,997	4,855,399
American Water Works Co Inc	24,268	2,220,279
CenterPoint Energy Inc	58,547	1,660,393
CMS Energy Corp	38,291	1,811,164
Consolidated Edison Inc	42,096	3,576,055
Dominion Energy Inc	86,849	7,039,980
DTE Energy Co	24,071	2,634,812
Duke Energy Corp	94,616	7,958,152
Edison International	43,719	2,764,790
Entergy Corp	24,447	1,989,741
Eversource Energy	42,262	2,670,113
Exelon Corp	129,349	5,097,644
FirstEnergy Corp	59,619	1,825,534
NextEra Energy Inc	63,352	9,894,949
NiSource Inc	45,358	1,164,340
NRG Energy Inc	40,341	1,148,912
PG&E Corp	68,813	3,084,887
Pinnacle West Capital Corp	14,978	1,275,826
PPL Corp	92,404	2,859,904
Public Service Enterprise Group Inc	68,747	3,540,470
SCANA Corp	19,487	775,193
Sempra Energy	33,979	3,633,035
The Southern Co	135,311	6,507,106
WEC Energy Group Inc	42,964	2,854,098
Xcel Energy Inc	67,899	3,266,621

		90,355,867

Total Common Stocks (Cost $1,994,298,999)		3,073,237,395

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $26,505,401; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $27,038,770)	$26,504,812	$26,504,812

Total Short-Term Investment (Cost $26,504,812)		26,504,812

TOTAL INVESTMENTS - 99.8% (Cost $2,020,803,811)		3,099,742,207

DERIVATIVES - 0.0%
(See Notes (b) in Notes to Schedule of Investments)		263,138

OTHER ASSETS & LIABILITIES, NET - 0.2%		7,202,058

NET ASSETS - 100.0%		$3,107,207,403

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	21.6%
Financial	18.7%
Technology	15.1%
Communications	13.4%
Industrial	10.0%
Consumer, Cyclical	8.8%
Energy	6.0%
Others (each less than 3.0%)	6.2%

99.8%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/18	219	$29,039,062	$29,302,200	$263,138

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$3,073,237,395	$3,073,237,395	$-	$-
	Short-Term Investment	26,504,812	-	26,504,812	-
	Derivatives:
	Equity Contracts
	Futures	263,138	263,138	-	-

	Total	$3,100,005,345	$3,073,500,533	$26,504,812	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
COMMON STOCKS - 97.6%

Basic Materials - 5.7%

A Schulman Inc	32,563	$1,212,972
Aceto Corp	7,924	81,855
AdvanSix Inc *	1,110	46,698
AgroFresh Solutions Inc *	5,619	41,581
AK Steel Holding Corp *	80,517	455,726
Allegheny Technologies Inc *	31,614	763,162
American Vanguard Corp	7,501	147,395
Calgon Carbon Corp	11,840	252,192
Carpenter Technology Corp	11,613	592,147
Century Aluminum Co *	11,979	235,268
Clearwater Paper Corp *	4,078	185,141
Cleveland-Cliffs Inc *	76,012	548,046
Coeur Mining Inc *	39,493	296,197
Commercial Metals Co	28,814	614,314
Compass Minerals International Inc	738	53,320
CSW Industrials Inc *	1,872	86,018
Detour Gold Corp * (Canada)	173,100	2,035,336
Fairmount Santrol Holdings Inc *	4,992	26,108
Ferroglobe Representation & Warranty Insurance Trust * Ω ±	20,210	-
GCP Applied Technologies Inc *	18,305	583,929
Gold Resource Corp	14,225	62,590
Hawkins Inc	2,007	70,646
HB Fuller Co	3,189	171,791
Hecla Mining Co	98,107	389,485
Ingevity Corp *	30,937	2,180,130
Innophos Holdings Inc	5,015	234,351
Innospec Inc	6,027	425,506
Intrepid Potash Inc *	23,106	109,985
Kaiser Aluminum Corp	4,203	449,091
Klondex Mines Ltd * (Canada)	31,598	82,471
Kraton Corp *	5,808	279,771
Landec Corp *	162,990	2,053,674
Materion Corp	5,058	245,819
Minerals Technologies Inc	42,902	2,953,803
Neenah Paper Inc	583	52,849
OceanaGold Corp (Australia)	706,000	1,814,145
Oil-Dri Corp of America	1,294	53,701
OMNOVA Solutions Inc *	3,865	38,650
Orchids Paper Products Co	2,379	30,451
PH Glatfelter Co	10,452	224,091
PQ Group Holdings Inc *	4,974	81,822
Rayonier Advanced Materials Inc	4,108	84,009
Reliance Steel & Aluminum Co	54,500	4,675,555
Ryerson Holding Corp *	4,245	44,148
Schnitzer Steel Industries Inc ‘A’	6,478	217,013
Schweitzer-Mauduit International Inc	6,257	283,817
Shiloh Industries Inc *	1,572	12,890
Smart Sand Inc *	579	5,014
Stepan Co	1,882	148,622
Tronox Ltd ‘A’	22,913	469,946
United States Lime & Minerals Inc	459	35,389
US Silica Holdings Inc	8,035	261,620
Valhi Inc	6,174	38,094
Verso Corp ‘A’ *	8,101	142,335
Versum Materials Inc	86,347	3,268,234

		29,948,913

Communications - 2.2%

1-800-Flowers.com Inc ‘A’ *	4,933	52,783
Acacia Communications Inc *	472	17,101
ADTRAN Inc	12,377	239,495
ATN International Inc	2,678	147,986
Beasley Broadcast Group Inc ‘A’	1,280	17,152
Blucora Inc *	8,793	194,325
Calix Inc *	10,779	64,135

	Shares	Value
Cars.com Inc *	18,348	$529,156
Carvana Co *	3,202	61,222
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	21,983	102,221
ChannelAdvisor Corp *	483	4,347
Cincinnati Bell Inc *	10,775	224,659
Clear Channel Outdoor Holdings Inc ‘A’	9,848	45,301
Comtech Telecommunications Corp	5,938	131,349
Consolidated Communications Holdings Inc	7,924	96,594
Daily Journal Corp *	280	64,462
DHI Group Inc *	13,164	25,012
Entercom Communications Corp ‘A’	7,057	76,216
Finisar Corp *	95,819	1,949,917
Frontier Communications Corp	20,343	137,519
FTD Cos Inc *	4,538	32,628
Gannett Co Inc	28,349	328,565
General Communication Inc ‘A’ *	428	16,701
Global Eagle Entertainment Inc *	12,677	29,030
Globalstar Inc *	49,910	65,382
Gray Television Inc *	5,665	94,889
Harmonic Inc *	21,037	88,355
Hawaiian Telcom Holdco Inc *	1,540	47,524
Hemisphere Media Group Inc *	3,340	38,577
Houghton Mifflin Harcourt Co *	8,001	74,409
IDT Corp ‘B’ *	1,599	16,949
Infinera Corp *	37,484	237,274
Intelsat SA *	9,205	31,205
Iridium Communications Inc *	21,255	250,809
KVH Industries Inc *	3,842	39,765
Lands’ End Inc *	3,249	63,518
Leaf Group Ltd *	3,081	30,502
Limelight Networks Inc *	10,911	48,117
Liquidity Services Inc *	6,242	30,274
MDC Partners Inc ‘A’ *	9,813	95,677
Meredith Corp	9,973	658,717
MSG Networks Inc ‘A’ *	15,068	305,127
NeoPhotonics Corp *	8,834	58,128
NETGEAR Inc *	7,976	468,590
New Media Investment Group Inc	12,952	217,334
Oclaro Inc *	5,918	39,887
ORBCOMM Inc *	1,330	13,539
Overstock.com Inc *	2,122	135,596
Perficient Inc *	8,347	159,177
Preformed Line Products Co	774	54,993
QuinStreet Inc *	9,162	76,778
RealNetworks Inc *	6,918	23,660
Saga Communications Inc ‘A’	960	38,832
Salem Media Group Inc	3,378	15,201
Scholastic Corp	7,180	287,990
Spok Holdings Inc	4,790	74,963
TechTarget Inc *	3,578	49,806
Telenav Inc *	3,895	21,422
The EW Scripps Co ‘A’ *	14,355	224,369
The Meet Group Inc *	15,433	43,521
The New York Times Co ‘A’	5,965	110,352
The Rubicon Project Inc *	12,323	23,044
Time Inc	25,135	463,741
TiVo Corp	30,434	474,770
Townsquare Media Inc ‘A’ *	2,375	18,240
tronc Inc *	1,465	25,769
Value Line Inc	347	6,714
VASCO Data Security International Inc *	7,057	98,092
ViaSat Inc *	12,579	941,538
Viavi Solutions Inc *	36,210	316,475
WideOpenWest Inc *	3,515	37,153
Windstream Holdings Inc	46,828	86,632
XO Group Inc *	1,760	32,490

		11,443,742

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Consumer, Cyclical - 11.7%

Abercrombie & Fitch Co ‘A’	17,175	$299,360
Acushnet Holdings Corp	7,885	166,216
AMC Entertainment Holdings Inc ‘A’	13,617	205,617
America’s Car-Mart Inc *	1,196	53,401
American Axle & Manufacturing Holdings Inc *	24,401	415,549
American Eagle Outfitters Inc	40,928	769,446
Anixter International Inc *	7,403	562,628
Ascena Retail Group Inc *	42,147	99,045
At Home Group Inc *	312	9,482
AV Homes Inc *	3,194	53,180
Barnes & Noble Education Inc *	10,046	82,779
Barnes & Noble Inc	13,631	91,328
Bassett Furniture Industries Inc	2,642	99,339
Beacon Roofing Supply Inc *	4,344	276,973
Beazer Homes USA Inc *	8,097	155,543
Belmond Ltd ‘A’ * (United Kingdom)	22,790	279,177
Big 5 Sporting Goods Corp	5,301	40,288
Biglari Holdings Inc *	263	108,987
Blue Bird Corp *	980	19,502
BMC Stock Holdings Inc *	15,287	386,761
Boot Barn Holdings Inc *	2,911	48,352
Boyd Gaming Corp	2,096	73,465
Brinker International Inc	143,546	5,575,327
BRP Inc (Canada)	130,771	4,838,631
Build-A-Bear Workshop Inc *	3,820	35,144
Caesars Entertainment Corp *	31,881	403,295
Caleres Inc	73,583	2,463,559
Callaway Golf Co	23,742	330,726
Carrols Restaurant Group Inc *	7,937	96,435
Century Casinos Inc *	5,578	50,927
Century Communities Inc *	4,414	137,275
Chico’s FAS Inc	32,684	288,273
Citi Trends Inc	3,372	89,223
Clarus Corp *	5,244	41,165
Columbia Sportswear Co	4,605	331,007
CompX International Inc	655	8,712
Conn’s Inc *	4,755	169,040
Cooper Tire & Rubber Co	12,875	455,131
Cooper-Standard Holdings Inc *	3,354	410,865
Crocs Inc *	4,969	62,808
Daktronics Inc	3,532	32,247
Dana Inc	18,619	595,994
Deckers Outdoor Corp *	7,529	604,202
Del Frisco’s Restaurant Group Inc *	5,457	83,219
Del Taco Restaurants Inc *	8,471	102,669
Delta Apparel Inc *	1,851	37,390
Denny’s Corp *	4,149	54,933
Dillard’s Inc ‘A’	3,564	214,018
DineEquity Inc	1,675	84,973
Drive Shack Inc *	8,649	47,829
DSW Inc ‘A’	16,246	347,827
El Pollo Loco Holdings Inc *	5,321	52,678
Empire Resorts Inc *	404	10,908
Eros International PLC * (India)	3,216	31,034
Escalade Inc	2,600	31,980
Essendant Inc	9,832	91,143
Ethan Allen Interiors Inc	6,406	183,212
Express Inc *	19,932	202,310
EZCORP Inc ‘A’ *	12,934	157,795
Fiesta Restaurant Group Inc *	6,241	118,579
FirstCash Inc	9,469	638,684
Flexsteel Industries Inc	2,011	94,075
Fogo De Chao Inc *	2,482	28,791
Fossil Group Inc *	11,337	88,088
Foundation Building Materials Inc *	2,035	30,098
Fred’s Inc ‘A’	9,248	37,454
Funko Inc ‘A’ *	1,584	10,534

	Shares	Value
G-III Apparel Group Ltd *	11,001	$405,827
Gaia Inc *	2,212	27,429
Genesco Inc *	4,933	160,323
Gentherm Inc *	2,117	67,215
GNC Holdings Inc ‘A’ *	17,312	63,881
Golden Entertainment Inc *	2,064	67,390
Green Brick Partners Inc *	6,163	69,642
Group 1 Automotive Inc	5,052	358,540
Guess? Inc	15,369	259,429
Hamilton Beach Brands Holding Co ‘A’	2,148	55,182
Haverty Furniture Cos Inc	4,286	97,078
Hawaiian Holdings Inc	1,197	47,700
Herman Miller Inc	2,006	80,340
Hibbett Sports Inc *	5,351	109,160
Hovnanian Enterprises Inc ‘A’ *	22,558	75,569
Huttig Building Products Inc *	1,515	10,075
Iconix Brand Group Inc *	13,753	17,741
ILG Inc	24,613	700,978
Interface Inc	1,601	40,265
International Speedway Corp ‘A’	6,190	246,671
J Alexander’s Holdings Inc *	3,508	34,028
Jack in the Box Inc	1,527	149,814
JC Penney Co Inc *	79,618	251,593
Johnson Outdoors Inc ‘A’	1,259	78,171
KB Home	16,482	526,600
Kimball International Inc ‘B’	1,214	22,665
Kirkland’s Inc *	4,056	48,530
Knoll Inc	899	20,713
La Quinta Holdings Inc *	16,050	296,283
La-Z-Boy Inc	16,075	501,540
LCI Industries	25,700	3,341,000
LGI Homes Inc *	1,532	114,946
Libbey Inc	6,059	45,564
Liberty TripAdvisor Holdings Inc ‘A’ *	18,833	177,501
Lifetime Brands Inc	2,531	41,762
M/I Homes Inc *	128,779	4,429,998
MarineMax Inc *	2,370	44,793
Marriott Vacations Worldwide Corp	615	83,154
MDC Holdings Inc	6,797	216,688
Meritage Homes Corp *	9,081	464,947
Meritor Inc *	21,342	500,683
Miller Industries Inc	2,641	68,138
Mobile Mini Inc	11,080	382,260
Modine Manufacturing Co *	12,572	253,954
Monarch Casino & Resort Inc *	2,801	125,541
Motorcar Parts of America Inc *	4,987	124,625
Movado Group Inc	3,869	124,582
National CineMedia Inc	16,115	110,549
National Vision Holdings Inc *	3,267	132,673
Navistar International Corp *	11,753	503,969
Nexeo Solutions Inc *	6,816	62,026
Office Depot Inc	128,219	453,895
Oxford Industries Inc	2,540	190,983
Party City Holdco Inc *	5,802	80,938
PC Connection Inc	2,911	76,297
PCM Inc *	1,579	15,632
Penn National Gaming Inc *	18,527	580,451
Perry Ellis International Inc *	3,272	81,931
PetIQ Inc *	302	6,596
PICO Holdings Inc *	5,155	65,984
Pier 1 Imports Inc	20,964	86,791
Pinnacle Entertainment Inc *	4,057	132,786
Potbelly Corp *	4,146	50,996
RCI Hospitality Holdings Inc	2,151	60,185
Reading International Inc ‘A’ *	3,379	56,429
Red Lion Hotels Corp *	4,218	41,547
Red Robin Gourmet Burgers Inc *	207	11,675
Regis Corp *	9,138	140,360
Rush Enterprises Inc ‘A’ *	3,970	201,716
Rush Enterprises Inc ‘B’ *	771	37,170

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
ScanSource Inc *	6,263	$224,215
Sears Holdings Corp *	2,222	7,955
Sequential Brands Group Inc *	9,967	17,741
Shoe Carnival Inc	2,989	79,956
SkyWest Inc	12,935	686,848
Sonic Automotive Inc ‘A’	6,389	117,877
Sonic Corp	4,407	121,104
Spartan Motors Inc	3,666	57,740
Speedway Motorsports Inc	2,943	55,534
Spirit Airlines Inc *	144,300	6,471,855
Standard Motor Products Inc	1,792	80,479
Steelcase Inc ‘A’	3,418	51,954
Superior Industries International Inc	6,328	93,971
Systemax Inc	620	20,627
Tailored Brands Inc	8,701	189,943
The Buckle Inc	7,002	166,298
The Cato Corp ‘A’	5,944	94,628
The Container Store Group Inc *	3,510	16,637
The Finish Line Inc ‘A’	10,143	147,378
The Marcus Corp	777	21,251
The New Home Co Inc *	3,054	38,267
Thor Industries Inc	19,389	2,922,310
Tilly’s Inc ‘A’	3,289	48,546
Titan International Inc	241,914	3,115,852
Titan Machinery Inc *	4,664	98,737
Tower International Inc	5,084	155,316
TRI Pointe Group Inc *	36,142	647,665
Triton International Ltd * (Bermuda)	11,988	448,951
Unifi Inc *	3,982	142,834
UniFirst Corp	3,837	632,721
Vera Bradley Inc *	5,211	63,470
Veritiv Corp *	2,922	84,446
Vista Outdoor Inc *	14,244	207,535
Vitamin Shoppe Inc *	5,629	24,768
VOXX International Corp *	5,134	28,750
Wabash National Corp	10,317	223,879
Wesco Aircraft Holdings Inc *	14,367	106,316
Weyco Group Inc	1,660	49,335
William Lyon Homes ‘A’ *	5,601	162,877
Winnebago Industries Inc	996	55,378
Zoe’s Kitchen Inc *	3,595	60,108
Zumiez Inc *	4,675	97,357

		60,848,121

Consumer, Non-Cyclical - 8.8%

AAC Holdings Inc *	2,749	24,741
Aaron’s Inc	16,120	642,382
Abeona Therapeutics Inc *	7,130	113,011
ABM Industries Inc	6,810	256,873
Acacia Research Corp *	11,007	44,578
Accelerate Diagnostics Inc *	491	12,864
Acceleron Pharma Inc *	1,487	63,108
ACCO Brands Corp *	26,802	326,984
Achillion Pharmaceuticals Inc *	30,099	86,685
Acorda Therapeutics Inc *	9,593	205,770
Adamas Pharmaceuticals Inc *	1,918	65,001
Adtalem Global Education Inc *	15,363	646,014
Advaxis Inc *	848	2,408
Agenus Inc *	2,238	7,296
Aileron Therapeutics Inc *	223	2,350
Akcea Therapeutics Inc *	912	15,832
Alder Biopharmaceuticals Inc *	13,553	155,182
Alico Inc	851	25,105
Almost Family Inc *	2,449	135,552
AMAG Pharmaceuticals Inc *	9,111	120,721
American Public Education Inc *	4,097	102,630
American Renal Associates Holdings Inc *	343	5,968
Analogic Corp	3,172	265,655
AngioDynamics Inc *	9,443	157,037
Anika Therapeutics Inc *	594	32,023

	Shares	Value
Apellis Pharmaceuticals Inc *	663	$14,387
Aratana Therapeutics Inc *	987	5,192
ARC Document Solutions Inc *	10,757	27,430
Ardelyx Inc *	8,851	58,417
Array BioPharma Inc *	5,632	72,090
Ascent Capital Group Inc ‘A’ *	2,906	33,390
Atara Biotherapeutics Inc *	6,812	123,297
Athenex Inc *	463	7,362
Audentes Therapeutics Inc *	345	10,781
B. Riley Financial Inc	5,506	99,659
Bellicum Pharmaceuticals Inc *	2,143	18,023
BioCryst Pharmaceuticals Inc *	3,624	17,794
Biohaven Pharmaceutical Holding Co Ltd *	345	9,308
BioScrip Inc *	24,400	71,004
BioTime Inc *	20,211	43,454
Bluebird Bio Inc *	7,478	1,331,832
Bridgepoint Education Inc *	643	5,337
Cadiz Inc *	5,449	77,648
CAI International Inc *	2,207	62,502
Cal-Maine Foods Inc *	7,311	324,974
Calyxt Inc *	450	9,914
Cambium Learning Group Inc *	2,839	16,126
Capella Education Co	200	15,480
Cara Therapeutics Inc *	1,042	12,754
Career Education Corp *	16,294	196,832
Carriage Services Inc	2,216	56,973
Cascadian Therapeutics Inc *	8,979	33,222
CBIZ Inc *	12,934	199,830
Celldex Therapeutics Inc *	32,507	92,320
Central Garden & Pet Co *	2,512	97,767
Central Garden & Pet Co ‘A’ *	7,740	291,875
Cerus Corp *	4,163	14,071
Chimerix Inc *	12,237	56,657
Clearside Biomedical Inc *	2,454	17,178
Collegium Pharmaceutical Inc *	5,768	106,477
Community Health Systems Inc *	24,052	102,462
Concert Pharmaceuticals Inc *	2,459	63,614
ConforMIS Inc *	7,059	16,800
CONMED Corp	6,955	354,496
Corvus Pharmaceuticals Inc *	2,224	23,041
CRA International Inc	1,991	89,495
Cross Country Healthcare Inc *	5,055	64,502
CryoLife Inc *	2,663	50,996
CSS Industries Inc	2,269	63,146
Dairy Crest Group PLC * (United Kingdom)	345,800	2,691,576
Darling Ingredients Inc *	41,319	749,113
Dean Foods Co	21,969	253,962
Deciphera Pharmaceuticals Inc *	510	11,562
Dermira Inc *	1,866	51,893
Diplomat Pharmacy Inc *	12,471	250,293
Dova Pharmaceuticals Inc *	290	8,352
Dynavax Technologies Corp *	14,430	269,841
Editas Medicine Inc *	2,419	74,336
Emerald Expositions Events Inc	4,187	85,164
Emergent BioSolutions Inc *	4,515	209,812
Enanta Pharmaceuticals Inc *	3,923	230,202
Ennis Inc	6,493	134,730
Enzo Biochem Inc *	413	3,366
Epizyme Inc *	3,248	40,762
EVERTEC Inc	2,430	33,170
Exactech Inc *	2,759	136,433
Farmer Brothers Co *	1,968	63,271
Fate Therapeutics Inc *	7,662	46,815
Five Prime Therapeutics Inc *	6,928	151,862
FONAR Corp *	191	4,651
Franklin Covey Co *	484	10,043
Fresh Del Monte Produce Inc	8,094	385,841
FTI Consulting Inc *	9,637	414,006
G1 Therapeutics Inc *	429	8,511
Genocea Biosciences Inc *	1,111	1,289

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
GrainCorp Ltd ‘A’ (Australia)	127,620	$812,993
Great Lakes Dredge & Dock Corp *	13,747	74,234
Haemonetics Corp *	2,456	142,644
Halyard Health Inc *	11,886	548,895
Heidrick & Struggles International Inc	4,590	112,685
Helen of Troy Ltd *	3,667	353,315
Heron Therapeutics Inc *	1,762	31,892
Hertz Global Holdings Inc *	13,756	304,008
Hill-Rom Holdings Inc	16,982	1,431,413
HMS Holdings Corp *	2,937	49,782
Horizon Pharma PLC *	41,500	605,900
Hostess Brands Inc *	18,934	280,413
Huron Consulting Group Inc *	5,542	224,174
ICF International Inc *	4,597	241,343
ICU Medical Inc *	1,115	240,840
Idera Pharmaceuticals Inc *	2,289	4,830
Immune Design Corp *	7,027	27,405
Immunomedics Inc *	16,264	262,826
Impax Laboratories Inc *	18,352	305,561
Information Services Group Inc *	4,153	17,318
Ingles Markets Inc ‘A’	3,595	124,387
Insmed Inc *	2,687	83,781
Integer Holdings Corp *	7,955	360,362
Intellia Therapeutics Inc *	4,220	81,108
Inter Parfums Inc	2,385	103,628
Intra-Cellular Therapies Inc *	10,776	156,036
Invacare Corp	8,363	140,917
Iovance Biotherapeutics Inc *	14,518	116,144
K12 Inc *	9,702	154,262
Kala Pharmaceuticals Inc *	440	8,136
Karyopharm Therapeutics Inc *	7,039	67,574
Kelly Services Inc ‘A’	7,788	212,379
Kindred Biosciences Inc *	5,957	56,294
Kindred Healthcare Inc	21,478	208,337
Korn/Ferry International	13,376	553,499
Lannett Co Inc *	7,219	167,481
Lantheus Holdings Inc *	514	10,511
Laureate Education Inc ‘A’ *	14,030	190,247
LHC Group Inc *	269	16,476
Liberty Tax Inc	1,776	19,536
Limoneira Co	2,175	48,720
LivaNova PLC *	12,153	971,268
LSC Communications Inc	8,551	129,548
Luminex Corp	5,787	114,004
MacroGenics Inc *	6,364	120,916
Magellan Health Inc *	1,659	160,176
Maple Leaf Foods Inc (Canada)	176,895	5,040,874
McGrath RentCorp	90,781	4,264,891
MediciNova Inc *	1,122	7,259
Medpace Holdings Inc *	1,682	60,989
Melinta Therapeutics Inc *	2,419	38,220
Meridian Bioscience Inc	1,233	17,262
Merrimack Pharmaceuticals Inc	1,145	11,736
Mersana Therapeutics Inc *	450	7,394
MGP Ingredients Inc	434	33,366
Minerva Neurosciences Inc *	1,006	6,086
Miragen Therapeutics Inc *	547	5,705
Momenta Pharmaceuticals Inc *	13,982	195,049
MoneyGram International Inc *	6,712	88,464
MyoKardia Inc *	415	17,472
Myriad Genetics Inc *	16,560	568,753
NanoString Technologies Inc *	3,364	25,129
NantKwest Inc *	8,162	36,647
National HealthCare Corp	2,919	177,884
National Research Corp ‘A’	229	8,542
Natural Grocers by Vitamin Cottage Inc *	1,894	16,913
Nature’s Sunshine Products Inc	2,599	30,018
Navigant Consulting Inc *	11,685	226,806
Neos Therapeutics Inc *	343	3,499
Novavax Inc *	47,024	58,310

	Shares	Value
Novelion Therapeutics Inc * (Canada)	3,877	$12,096
Nymox Pharmaceutical Corp * (Canada)	4,501	14,853
Obalon Therapeutics Inc *	865	5,718
OraSure Technologies Inc *	843	15,899
Orthofix International NV *	3,467	189,645
Otonomy Inc *	7,551	41,908
Owens & Minor Inc	15,636	295,208
PDL BioPharma Inc *	38,857	106,468
Phibro Animal Health Corp ‘A’	374	12,529
Portola Pharmaceuticals Inc *	1,087	52,915
Protagonist Therapeutics Inc *	1,410	29,328
Prothena Corp PLC * (Ireland)	2,309	86,564
PTC Therapeutics Inc *	2,129	35,512
Quad/Graphics Inc	3,612	81,631
Quotient Ltd *	2,619	12,964
Recro Pharma Inc *	3,309	30,608
REGENXBIO Inc *	5,099	169,542
Rent-A-Center Inc	11,087	123,066
Resources Connection Inc	7,443	114,994
Retrophin Inc *	9,407	198,205
Revlon Inc ‘A’ *	2,151	46,892
Rhythm Pharmaceuticals Inc *	523	15,198
Rockwell Medical Inc *	1,009	5,872
RPX Corp	11,742	157,812
RR Donnelley & Sons Co	12,601	117,189
RTI Surgical Inc *	3,420	14,022
Sanderson Farms Inc	5,124	711,109
Sarepta Therapeutics Inc *	3,646	202,863
SEACOR Marine Holdings Inc *	4,198	49,117
Seneca Foods Corp ‘A’ *	1,804	55,473
ServiceSource International Inc *	6,053	18,704
Sienna Biopharmaceuticals Inc *	319	5,790
Sientra Inc *	3,761	52,880
Smart & Final Stores Inc *	5,953	50,898
Snyder’s-Lance Inc	21,744	1,088,940
SP Plus Corp *	3,094	114,787
SpartanNash Co	9,045	241,321
Spectrum Pharmaceuticals Inc *	22,114	419,060
Stemline Therapeutics Inc*	4,914	76,658
STERIS PLC	14,852	1,299,104
Sucampo Pharmaceuticals Inc ‘A’ *	1,154	20,714
SUPERVALU Inc *	9,884	213,494
Syndax Pharmaceuticals Inc *	181	1,586
Team Inc *	4,298	64,040
Tejon Ranch Co *	4,611	95,724
Tetraphase Pharmaceuticals Inc *	13,089	82,461
Textainer Group Holdings Ltd *	6,994	150,371
The Andersons Inc	6,662	207,521
The Chefs’ Warehouse Inc *	499	10,230
The Ensign Group Inc	5,103	113,287
The Medicines Co *	1,359	37,155
The Providence Service Corp *	542	32,162
Tivity Health Inc *	3,160	115,498
Tootsie Roll Industries Inc	1,292	47,029
Travelport Worldwide Ltd	25,640	335,115
Trevena Inc *	13,874	22,198
Triple-S Management Corp ‘B’ *	4,393	109,166
TrueBlue Inc *	9,797	269,418
United Natural Foods Inc *	12,926	636,864
Universal Corp	6,307	331,118
Utah Medical Products Inc	142	11,559
Vector Group Ltd	13,322	298,146
Vectrus Inc *	2,285	70,492
Viad Corp	2,107	116,728
Village Super Market Inc ‘A’	2,173	49,827
Voyager Therapeutics Inc *	3,936	65,338
Weight Watchers International Inc *	422	18,686
Weis Markets Inc	2,413	99,874
Zogenix Inc *	2,148	86,027

		45,777,171

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Diversified - 0.0%

HRG Group Inc *	1,664	$28,205

Energy - 7.1%

Abraxas Petroleum Corp *	2,968	7,301
Adams Resources & Energy Inc	520	22,620
Approach Resources Inc *	11,181	33,096
Arch Coal Inc ‘A’	4,895	456,018
Archrock Inc	17,916	188,118
Basic Energy Services Inc *	4,272	100,264
Bill Barrett Corp *	19,608	100,589
Bonanza Creek Energy Inc *	4,877	134,556
Bristow Group Inc	8,167	110,009
C&J Energy Services Inc *	11,381	380,922
California Resources Corp *	10,578	205,636
Callon Petroleum Co *	50,559	614,292
CARBO Ceramics Inc *	5,744	58,474
Clean Energy Fuels Corp *	36,562	74,221
Cloud Peak Energy Inc *	17,615	78,387
Contango Oil & Gas Co *	6,144	28,938
CVR Energy Inc	3,838	142,927
Delek US Holdings Inc	19,858	693,838
Denbury Resources Inc *	98,506	217,698
Diamond Offshore Drilling Inc *	15,915	295,860
Dril-Quip Inc *	9,656	460,591
Earthstone Energy Inc ‘A’ *	5,820	61,867
Eclipse Resources Corp *	23,157	55,577
Energen Corp *	78,900	4,542,273
Energy XXI Gulf Coast Inc *	6,685	38,372
Ensco PLC ‘A’	106,590	629,947
EP Energy Corp ‘A’ *	9,516	22,458
Era Group Inc *	4,832	51,944
Exterran Corp *	8,260	259,694
Flotek Industries Inc *	13,389	62,393
Forum Energy Technologies Inc *	20,491	318,635
Frank’s International NV	13,464	89,536
FutureFuel Corp	6,603	93,036
Gastar Exploration Inc *	25,899	27,194
Geospace Technologies Corp *	3,338	43,294
Green Plains Inc	10,235	172,460
Gulf Island Fabrication Inc	3,405	45,712
Halcon Resources Corp *	32,198	243,739
Hallador Energy Co	3,918	23,861
Helix Energy Solutions Group Inc *	40,505	305,408
Hunting PLC * (United Kingdom)	636,462	5,197,553
Independence Contract Drilling Inc *	8,607	34,256
Jones Energy Inc ‘A’ *	11,506	12,657
Key Energy Services Inc *	2,681	31,609
Mammoth Energy Services Inc *	1,844	36,198
Matrix Service Co *	6,835	121,663
McDermott International Inc *	72,325	475,898
Midstates Petroleum Co Inc *	3,051	50,586
MRC Global Inc *	21,859	369,854
NACCO Industries Inc ‘A’	1,074	40,436
Natural Gas Services Group Inc *	38,180	1,000,316
Newpark Resources Inc *	21,684	186,482
Noble Corp PLC *	62,463	282,333
NOW Inc *	26,833	295,968
Oasis Petroleum Inc *	66,536	559,568
Oil States International Inc *	157,202	4,448,817
Pacific Ethanol Inc *	11,049	50,273
Panhandle Oil & Gas Inc ‘A’	1,917	39,394
Par Pacific Holdings Inc *	5,102	98,366
Parker Drilling Co *	35,326	35,326
Pattern Energy Group Inc	15,835	340,294
PDC Energy Inc *	16,822	867,006
Peabody Energy Corp *	16,997	669,172
Penn Virginia Corp *	417	16,309

	Shares	Value
PHI Inc *	3,296	$38,135
Pioneer Energy Services Corp *	18,770	57,248
ProPetro Holding Corp *	4,836	97,494
Ramaco Resources Inc *	1,860	12,797
Ranger Energy Services Inc *	1,089	10,051
Renewable Energy Group Inc *	9,707	114,543
Resolute Energy Corp *	5,025	158,137
REX American Resources Corp *	1,474	122,032
Ring Energy Inc *	724	10,064
Rosehill Resources Inc *	635	4,991
Rowan Cos PLC ‘A’ *	259,880	4,069,721
SandRidge Energy Inc *	8,876	187,017
SEACOR Holdings Inc *	4,224	195,233
SemGroup Corp ‘A’	16,418	495,824
SilverBow Resources Inc *	1,492	44,342
SRC Energy Inc *	53,243	454,163
Stone Energy Corp *	5,051	162,440
SunCoke Energy Inc *	16,617	199,238
Sunrun Inc *	21,943	129,464
Superior Energy Services Inc *	38,305	368,877
TerraForm Power Inc ‘A’	10,994	131,488
TETRA Technologies Inc *	29,166	124,539
Thermon Group Holdings Inc *	8,221	194,591
Trecora Resources *	5,285	71,347
Ultra Petroleum Corp *	45,535	412,547
Unit Corp *	95,242	2,095,324
Vivint Solar Inc *	7,243	29,334
W&T Offshore Inc *	22,273	73,724
Warrior Met Coal Inc	8,427	211,939
Westmoreland Coal Co *	3,675	4,447
WildHorse Resource Development Corp *	12,306	226,553

		37,259,733

Financial - 35.4%

1st Source Corp	4,132	204,327
Acadia Realty Trust REIT	20,531	561,728
Access National Corp	51,697	1,439,244
ACNB Corp	1,550	45,803
AG Mortgage Investment Trust Inc REIT	7,243	137,689
Agree Realty Corp REIT	7,161	368,362
Aircastle Ltd	12,167	284,586
Alexander & Baldwin Inc REIT	11,427	316,985
Alexander’s Inc REIT	27	10,688
Allegiance Bancshares Inc *	913	34,374
Altisource Residential Corp REIT	11,714	138,928
Ambac Financial Group Inc *	10,804	172,648
American Assets Trust Inc REIT	6,532	249,784
American Equity Investment Life Holding Co	21,792	669,668
American National Bankshares Inc	2,178	83,417
Ameris Bancorp	2,333	112,451
AMERISAFE Inc	4,863	299,561
Ames National Corp	2,249	62,635
AmTrust Financial Services Inc	21,215	213,635
Anworth Mortgage Asset Corp REIT	24,681	134,265
Apollo Commercial Real Estate Finance Inc REIT	27,401	505,548
Ares Commercial Real Estate Corp REIT	6,001	77,413
Argo Group International Holdings Ltd	7,171	442,092
Arlington Asset Investment Corp ‘A’	6,028	71,010
Armada Hoffler Properties Inc REIT	1,253	19,459
ARMOUR Residential REIT Inc	10,012	257,509
Arrow Financial Corp	3,068	104,159
Ashford Hospitality Prime Inc REIT	6,978	67,896
Ashford Hospitality Trust Inc REIT	18,153	122,170
Aspen Insurance Holdings Ltd (Bermuda)	93,680	3,803,408
Associated Capital Group Inc ‘A’	1,162	39,624
Atlantic Capital Bancshares Inc *	4,568	80,397
Atlas Financial Holdings Inc *	1,296	26,633
Baldwin & Lyons Inc ‘B’	2,451	58,701
Banc of California Inc	11,060	228,389

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
BancFirst Corp	4,322	$221,070
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	7,921	213,075
BancorpSouth Bank	21,147	665,073
Bank Mutual Corp	11,187	119,142
Bank of Commerce Holdings	3,976	45,724
Bank of Marin Bancorp	1,582	107,576
BankFinancial Corp	3,654	56,052
Bankwell Financial Group Inc	1,261	43,303
Banner Corp	8,111	447,078
Bar Harbor Bankshares	3,873	104,610
BCB Bancorp Inc	2,644	38,338
Bear State Financial Inc	4,641	47,477
Beneficial Bancorp Inc	17,779	292,465
Berkshire Hills Bancorp Inc	10,149	371,453
Blue Capital Reinsurance Holdings Ltd (Bermuda)	1,715	20,666
Blue Hills Bancorp Inc	3,110	62,511
Bluerock Residential Growth REIT Inc	5,931	59,962
BofI Holding Inc *	8,936	267,186
Boston Private Financial Holdings Inc	21,359	329,997
Brandywine Realty Trust REIT	239,700	4,360,143
Bridge Bancorp Inc	4,536	158,760
Brookline Bancorp Inc	18,940	297,358
Bryn Mawr Bank Corp	46,741	2,065,952
BSB Bancorp Inc *	1,553	45,425
Byline Bancorp Inc *	1,365	31,354
C&F Financial Corp	817	47,386
Cadence BanCorp *	4,946	134,136
Camden National Corp	3,931	165,613
Cannae Holdings Inc *	15,886	270,539
Capital City Bank Group Inc	2,857	65,540
Capitol Federal Financial Inc	32,889	441,041
Capstar Financial Holdings Inc *	1,614	33,523
Capstead Mortgage Corp REIT	23,054	199,417
CareTrust REIT Inc	1,544	25,877
Carolina Financial Corp	1,148	42,648
CatchMark Timber Trust Inc ‘A’ REIT	10,338	135,738
Cathay General Bancorp	19,256	812,026
CBL & Associates Properties Inc REIT	42,806	242,282
CBTX Inc	555	16,461
Cedar Realty Trust Inc REIT	21,620	131,450
CenterState Bank Corp	13,636	350,854
Central Pacific Financial Corp	6,724	200,577
Central Valley Community Bancorp	2,594	52,347
Century Bancorp Inc ‘A’	754	59,001
Charter Financial Corp	2,639	46,288
Chatham Lodging Trust REIT	11,316	257,552
Chemical Financial Corp	152,275	8,142,144
Chemung Financial Corp	844	40,596
Cherry Hill Mortgage Investment Corp REIT	2,906	52,279
Chesapeake Lodging Trust REIT	15,066	408,138
Citizens & Northern Corp	2,562	61,488
Citizens Inc *	12,229	89,883
City Holding Co	3,893	262,661
City Office REIT Inc	6,756	87,896
Civista Bancshares Inc	2,566	56,452
Clifton Bancorp Inc	4,343	74,265
Clipper Realty Inc REIT	3,298	32,947
CNB Financial Corp	3,868	101,496
CNO Financial Group Inc	42,807	1,056,905
CoBiz Financial Inc	8,851	176,931
Codorus Valley Bancorp Inc	2,286	62,934
Columbia Banking System Inc	162,649	7,065,473
Community Bank System Inc	12,492	671,445
Community Bankers Trust Corp *	5,503	44,849
Community Healthcare Trust Inc REIT	3,552	99,811
Community Trust Bancorp Inc	3,938	185,480
ConnectOne Bancorp Inc	5,696	146,672
Consolidated-Tomoka Land Co	173	10,986
CorEnergy Infrastructure Trust Inc REIT	3,032	115,822

	Shares	Value
County Bancorp Inc	1,198	$35,652
Cousins Properties Inc REIT	106,246	982,775
Cowen Inc *	6,332	86,432
Crawford & Co ‘B’	723	6,955
Customers Bancorp Inc *	7,158	186,036
CVB Financial Corp	26,036	613,408
CYS Investments Inc REIT	39,061	313,660
DiamondRock Hospitality Co REIT	50,434	569,400
Dime Community Bancshares Inc	8,168	171,120
DNB Financial Corp	786	26,488
Donegal Group Inc ‘A’	2,272	39,306
Dynex Capital Inc REIT	12,257	85,922
Eagle Bancorp Inc *	1,560	90,324
Easterly Government Properties Inc REIT	10,656	227,399
Education Realty Trust Inc REIT	19,400	677,448
eHealth Inc *	428	7,434
Elevate Credit Inc *	3,579	26,950
Ellington Residential Mortgage REIT	2,307	27,776
EMC Insurance Group Inc	2,290	65,700
Employers Holdings Inc	8,095	359,418
Encore Capital Group Inc *	5,833	245,569
Enova International Inc *	6,132	93,206
Enstar Group Ltd * (Bermuda)	2,866	575,350
Entegra Financial Corp *	1,780	52,065
Enterprise Bancorp Inc	2,424	82,537
Enterprise Financial Services Corp	5,642	254,736
Equity Bancshares Inc ‘A’ *	1,799	63,703
ESSA Bancorp Inc	2,513	39,379
Evans Bancorp Inc	1,223	51,244
Farmers & Merchants Bancorp Inc	2,264	92,371
Farmers Capital Bank Corp	1,969	75,807
Farmers National Banc Corp	6,418	94,666
Farmland Partners Inc REIT	8,809	76,462
FB Financial Corp *	1,658	69,619
FBL Financial Group Inc ‘A’	2,567	178,792
FCB Financial Holdings Inc ‘A’ *	9,131	463,855
Federal Agricultural Mortgage Corp ‘C’	2,068	161,800
Federated National Holding Co	2,839	47,042
Fidelity Southern Corp	5,580	121,644
Financial Institutions Inc	3,735	116,159
First Bancorp Inc	2,598	70,744
First Bancorp NC	7,188	253,808
First BanCorp PR *	49,016	249,982
First Busey Corp	10,214	305,807
First Business Financial Services Inc	2,095	46,341
First Citizens BancShares Inc ‘A’	1,868	752,804
First Commonwealth Financial Corp	24,754	354,477
First Community Bancshares Inc	4,267	122,591
First Connecticut Bancorp Inc	2,913	76,175
First Defiance Financial Corp	2,436	126,599
First Financial Bancorp	15,739	414,723
First Financial Bankshares Inc	5,705	257,010
First Financial Corp	2,719	123,307
First Financial Northwest Inc	1,881	29,174
First Foundation Inc *	5,010	92,885
First Guaranty Bancshares Inc	1,094	27,350
First Horizon National Corp	378,500	7,566,215
First Industrial Realty Trust Inc REIT	23,370	735,454
First Internet Bancorp	1,980	75,537
First Interstate BancSystem Inc ‘A’	6,575	263,329
First Merchants Corp	10,442	439,191
First Mid-Illinois Bancshares Inc	2,595	100,011
First Midwest Bancorp Inc	25,982	623,828
First Northwest Bancorp *	1,947	31,736
Flagstar Bancorp Inc *	5,394	201,843
Flushing Financial Corp	6,848	188,320
FNB Bancorp	1,349	49,225
Forestar Group Inc *	2,611	57,442
Four Corners Property Trust Inc REIT	5,036	129,425
Franklin Financial Network Inc *	2,283	77,850
Franklin Street Properties Corp REIT	25,945	278,649

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
FRP Holdings Inc *	1,654	$73,190
Fulton Financial Corp	42,885	767,641
GAIN Capital Holdings Inc	8,832	88,320
GAMCO Investors Inc ‘A’	868	25,736
Genworth Financial Inc ‘A’ *	128,328	399,100
German American Bancorp Inc	29,466	1,041,034
Getty Realty Corp REIT	7,904	214,673
Glacier Bancorp Inc	108,520	4,274,603
Gladstone Commercial Corp REIT	7,107	149,673
Global Indemnity Ltd * (Cayman)	2,151	90,385
Global Medical REIT Inc	4,090	33,538
Global Net Lease Inc REIT	17,619	362,599
Government Properties Income Trust REIT	20,990	389,155
Gramercy Property Trust REIT	34,480	919,237
Granite Point Mortgage Trust Inc REIT	11,123	197,322
Great Ajax Corp REIT	4,124	56,994
Great Southern Bancorp Inc	2,756	142,347
Great Western Bancorp Inc	15,135	602,373
Green Bancorp Inc *	4,559	92,548
Greene County Bancorp Inc	220	7,172
Greenhill & Co Inc	6,266	122,187
Greenlight Capital Re Ltd ‘A’ *	7,689	154,549
Griffin Industrial Realty Inc	211	7,744
Guaranty Bancorp	4,874	134,766
Hallmark Financial Services Inc *	3,691	38,497
Hamilton Lane Inc ‘A’	1,127	39,885
Hancock Holding Co	21,371	1,057,864
Hanmi Financial Corp	7,907	239,977
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	12,949	311,553
HarborOne Bancorp Inc *	1,810	34,680
HCI Group Inc	976	29,182
Healthcare Realty Trust Inc REIT	30,940	993,793
Heartland Financial USA Inc	6,261	335,903
Heritage Commerce Corp	8,505	130,297
Heritage Financial Corp	7,508	231,246
Heritage Insurance Holdings Inc	4,869	87,739
Hersha Hospitality Trust REIT	10,104	175,810
Highwoods Properties Inc REIT	52,800	2,688,048
Hilltop Holdings Inc	18,048	457,156
Hingham Institution for Savings	161	33,327
Home Bancorp Inc	1,550	66,991
Home BancShares Inc	7,856	182,652
HomeStreet Inc *	6,818	197,381
HomeTrust Bancshares Inc *	4,395	113,171
Hope Bancorp Inc	33,265	607,086
Horace Mann Educators Corp	99,866	4,404,091
Horizon Bancorp	5,698	158,404
Howard Bancorp Inc *	1,837	40,414
IBERIABANK Corp	12,780	990,450
Impac Mortgage Holdings Inc *	2,598	26,396
Independence Holding Co	1,496	41,065
Independence Realty Trust Inc REIT	21,037	212,263
Independent Bank Corp MA	6,873	480,079
Independent Bank Corp MI	5,267	117,717
Independent Bank Group Inc	4,540	306,904
Infinity Property & Casualty Corp	2,283	241,998
InfraREIT Inc	10,861	201,797
International Bancshares Corp	13,970	554,609
INTL. FCStone Inc *	3,539	150,514
Invesco Mortgage Capital Inc REIT	28,197	502,753
Investar Holding Corp	1,483	35,740
Investment Technology Group Inc	7,444	143,297
Investors Bancorp Inc	65,638	911,055
Investors Real Estate Trust REIT	29,479	167,441
Investors Title Co	69	13,686
iStar Inc REIT *	16,991	191,998
James River Group Holdings Ltd	6,246	249,902
Jernigan Capital Inc REIT	3,332	63,341
Kearny Financial Corp	20,305	293,407
Kemper Corp	9,951	685,624

	Shares	Value
Kennedy-Wilson Holdings Inc	14,613	$253,536
Kingstone Cos Inc	2,568	48,278
Kite Realty Group Trust REIT	20,895	409,542
KKR Real Estate Finance Trust Inc REIT	2,871	57,449
Ladder Capital Corp REIT	20,129	274,358
Ladenburg Thalmann Financial Services Inc	23,731	74,990
Lakeland Bancorp Inc	11,370	218,873
Lakeland Financial Corp	109,769	5,322,699
LaSalle Hotel Properties REIT	28,801	808,444
LCNB Corp	2,237	45,747
LegacyTexas Financial Group Inc	6,777	286,057
LendingClub Corp *	6,446	26,622
Lexington Realty Trust REIT	53,919	520,318
LTC Properties Inc REIT	89,278	3,888,057
Macatawa Bank Corp	6,736	67,360
Mack-Cali Realty Corp REIT	22,331	481,456
Maiden Holdings Ltd	15,646	103,264
MainSource Financial Group Inc	6,297	228,644
Malvern Bancorp Inc *	1,700	44,540
Marlin Business Services Corp	1,547	34,653
MB Financial Inc	18,760	835,195
MBIA Inc *	22,695	166,127
MBT Financial Corp	4,706	49,884
MedEquities Realty Trust Inc REIT	5,441	61,048
Medley Management Inc ‘A’	1,158	7,527
Mercantile Bank Corp	4,083	144,416
Merchants Bancorp	1,558	30,661
Meridian Bancorp Inc	10,215	210,429
Meta Financial Group Inc	2,091	193,731
Metropolitan Bank Holding Corp *	801	33,722
MGIC Investment Corp *	93,480	1,319,003
Middlefield Banc Corp	700	33,740
Midland States Bancorp Inc	3,835	124,561
MidSouth Bancorp Inc	3,161	41,883
MidWestOne Financial Group Inc	2,850	95,561
Monmouth Real Estate Investment Corp REIT	15,147	269,617
MTGE Investment Corp REIT	11,754	217,449
MutualFirst Financial Inc	1,636	63,068
National Bank Holdings Corp ‘A’	4,160	134,909
National Bankshares Inc	1,768	80,356
National Commerce Corp *	1,536	61,824
National General Holdings Corp	5,018	98,554
National Health Investors Inc REIT	5,624	423,937
National Storage Affiliates Trust REIT	10,171	277,261
National Western Life Group Inc ‘A’	573	189,674
Nationstar Mortgage Holdings Inc *	7,549	139,657
NBT Bancorp Inc	10,463	385,038
Nelnet Inc ‘A’	4,873	266,943
New Senior Investment Group Inc REIT	21,055	159,176
New York Mortgage Trust Inc REIT	29,293	180,738
NexPoint Residential Trust Inc REIT	4,097	114,470
NI Holdings Inc *	2,897	49,191
Nicolet Bankshares Inc *	2,206	120,756
NMI Holdings Inc ‘A’ *	12,093	205,581
Northeast Bancorp	1,902	44,031
Northfield Bancorp Inc	10,230	174,728
Northrim BanCorp Inc	1,708	57,816
NorthStar Realty Europe Corp REIT	14,008	188,127
Northwest Bancshares Inc	23,352	390,679
Norwood Financial Corp	1,534	50,622
OceanFirst Financial Corp	7,903	207,454
Oconee Federal Financial Corp	262	7,519
Ocwen Financial Corp *	25,738	80,560
OFG Bancorp	11,502	108,119
Ohio Valley Banc Corp	1,052	42,501
Old Line Bancshares Inc	1,985	58,438
Old National Bancorp	33,289	580,893
Old Point Financial Corp	903	26,864
Old Republic International Corp	328,400	7,021,192

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Old Second Bancorp Inc	7,618	$103,986
On Deck Capital Inc *	12,549	72,031
One Liberty Properties Inc REIT	3,950	102,384
Oppenheimer Holdings Inc ‘A’	2,525	67,670
Opus Bank *	1,776	48,485
Orchid Island Capital Inc REIT	11,071	102,739
Oritani Financial Corp	10,171	166,804
Orrstown Financial Services Inc	1,944	49,086
Owens Realty Mortgage Inc REIT	2,704	43,291
Pacific Mercantile Bancorp *	3,969	34,729
Pacific Premier Bancorp Inc *	6,601	264,040
Paragon Commercial Corp *	993	52,838
Park National Corp	3,261	339,144
Parke Bancorp Inc	1,451	29,818
PCSB Financial Corp *	4,902	93,383
Peapack Gladstone Financial Corp	4,444	155,629
Pebblebrook Hotel Trust REIT	17,345	644,714
Penns Woods Bancorp Inc	1,102	51,331
Pennsylvania REIT	17,688	210,310
PennyMac Financial Services Inc ‘A’ *	1,725	38,554
PennyMac Mortgage Investment Trust REIT	16,071	258,261
People’s Utah Bancorp	3,126	94,718
Peoples Bancorp Inc	58,440	1,906,313
Peoples Bancorp of North Carolina Inc	1,193	36,613
Peoples Financial Services Corp	1,791	83,425
PHH Corp *	8,186	84,316
Physicians Realty Trust REIT	21,074	379,121
Pinnacle Financial Partners Inc	39,725	2,633,767
Piper Jaffray Cos	3,475	299,719
PJT Partners Inc ‘A’	4,693	214,001
PRA Group Inc *	4,637	153,948
Preferred Apartment Communities Inc ‘A’ REIT	9,239	187,090
Premier Financial Bancorp Inc	2,437	48,935
Provident Bancorp Inc *	998	26,397
Provident Financial Holdings Inc	1,607	29,569
Provident Financial Services Inc	15,809	426,369
Prudential Bancorp Inc	2,114	37,206
Pzena Investment Management Inc ‘A’	1,239	13,220
QCR Holdings Inc	3,073	131,678
Quality Care Properties Inc REIT *	24,042	332,020
R1 RCM Inc *	2,919	12,873
Radian Group Inc	54,668	1,126,707
RAIT Financial Trust REIT	25,662	9,623
Ramco-Gershenson Properties Trust REIT	20,037	295,145
RBB Bancorp	651	17,818
RE/MAX Holdings Inc ‘A’	4,560	221,160
Redfin Corp *	1,838	57,566
Redwood Trust Inc REIT	19,746	292,636
Regional Management Corp *	2,466	64,880
Reliant Bancorp Inc	1,799	46,126
Renasant Corp	11,438	467,700
Republic Bancorp Inc ‘A’	2,521	95,848
Republic First Bancorp Inc *	10,105	85,387
Resource Capital Corp REIT	7,818	73,255
Retail Opportunity Investments Corp REIT	24,163	482,052
Rexford Industrial Realty Inc REIT	11,620	338,839
Riverview Bancorp Inc	5,374	46,593
RLI Corp	1,629	98,815
RLJ Lodging Trust REIT	43,320	951,740
S&T Bancorp Inc	8,765	348,935
Sabra Health Care REIT Inc	37,428	702,524
Safeguard Scientifics Inc *	5,150	57,680
Safety Income & Growth Inc REIT	1,819	32,014
Safety Insurance Group Inc	3,539	284,536
Sandy Spring Bancorp Inc	6,006	234,354
Saul Centers Inc REIT	289	17,846
Seacoast Banking Corp of Florida *	10,904	274,890
Select Income REIT	16,151	405,875
Selective Insurance Group Inc	14,472	849,506

	Shares	Value
Seritage Growth Properties REIT	6,405	$259,146
Shore Bancshares Inc	3,368	56,246
SI Financial Group Inc	2,910	42,777
Sierra Bancorp	3,348	88,923
Simmons First National Corp ‘A’	10,504	599,778
SmartFinancial Inc *	1,869	40,557
South State Corp	8,489	739,816
Southern First Bancshares Inc *	1,685	69,506
Southern Missouri Bancorp Inc	1,538	57,813
Southern National Bancorp of Virginia Inc	5,435	87,123
Southside Bancshares Inc	6,744	227,138
STAG Industrial Inc REIT	24,050	657,287
State Auto Financial Corp	4,141	120,586
State Bank Financial Corp	9,592	286,225
Sterling Bancorp	53,774	1,322,840
Stewart Information Services Corp	5,146	217,676
Stifel Financial Corp	16,811	1,001,263
Stock Yards Bancorp Inc	5,498	207,275
Stratus Properties Inc	1,581	46,956
Summit Financial Group Inc	2,881	75,828
Summit Hotel Properties Inc REIT	26,563	404,554
Sun Bancorp Inc	2,746	66,728
Sunshine Bancorp Inc *	1,691	38,792
Sunstone Hotel Investors Inc REIT	234,065	3,869,094
Sutherland Asset Management Corp REIT	4,524	68,539
Terreno Realty Corp REIT	9,761	342,221
Territorial Bancorp Inc	2,018	62,296
Texas Capital Bancshares Inc *	2,984	265,278
The Bancorp Inc *	11,892	117,493
The Bank of NT Butterfield & Son Ltd (Bermuda)	4,135	150,059
The Community Financial Corp	1,011	38,721
The First Bancshares Inc	2,570	87,894
The First of Long Island Corp	90,898	2,590,593
The GEO Group Inc REIT	24,020	566,872
The Hanover Insurance Group Inc	57,100	6,171,368
The Navigators Group Inc	5,225	254,458
The St Joe Co *	11,290	203,785
Third Point Reinsurance Ltd * (Bermuda)	11,450	167,743
Tier REIT Inc	12,211	248,982
Timberland Bancorp Inc	1,653	43,887
Tiptree Inc	7,051	41,953
Tompkins Financial Corp	3,538	287,816
Towne Bank	14,114	434,006
TPG RE Finance Trust Inc REIT	2,851	54,312
Transcontinental Realty Investors Inc *	291	9,114
TriCo Bancshares	5,119	193,805
TriState Capital Holdings Inc *	4,118	94,714
Triumph Bancorp Inc *	4,553	143,420
TrustCo Bank Corp	177,946	1,637,103
Trustmark Corp	16,690	531,743
Two River Bancorp	1,833	33,232
UMB Financial Corp	11,292	812,121
UMH Properties Inc REIT	1,468	21,873
Umpqua Holdings Corp	56,250	1,170,000
Union Bankshares Corp	10,581	382,715
Union Bankshares Inc	136	7,201
United Bankshares Inc	25,045	870,314
United Community Banks Inc	18,435	518,761
United Community Financial Corp	12,508	114,198
United Financial Bancorp Inc	12,602	222,299
United Fire Group Inc	5,500	250,690
United Insurance Holdings Corp	1,464	25,254
United Security Bancshares	3,288	36,168
Unity Bancorp Inc	1,928	38,078
Universal Insurance Holdings Inc	1,899	51,938
Univest Corp of Pennsylvania	6,639	186,224
Urstadt Biddle Properties Inc ‘A’ REIT	7,703	167,463
Validus Holdings Ltd	66,490	3,119,711
Valley National Bancorp	65,190	731,432

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Veritex Holdings Inc *	2,902	$80,066
Virtus Investment Partners Inc	1,512	173,956
Waddell & Reed Financial Inc ‘A’	19,185	428,593
Walker & Dunlop Inc *	1,079	51,253
Washington REIT	12,696	395,100
Washington Federal Inc	21,747	744,835
Washington Prime Group Inc REIT	47,876	340,877
Washington Trust Bancorp Inc	28,186	1,500,904
WashingtonFirst Bankshares Inc	2,571	88,082
Waterstone Financial Inc	5,978	101,925
WesBanco Inc	10,666	433,573
West Bancorporation Inc	3,385	85,133
Westamerica Bancorporation	6,528	388,742
Western Asset Mortgage Capital Corp REIT	10,852	107,977
Western New England Bancorp Inc	6,786	73,967
Whitestone REIT	9,760	140,642
Wintrust Financial Corp	14,035	1,156,063
WMIH Corp *	52,399	44,492
World Acceptance Corp *	1,527	123,259
WSFS Financial Corp	5,629	269,348
Xenia Hotels & Resorts Inc REIT	26,979	582,477
Xenith Bankshares Inc *	1,333	45,095

		184,525,120

Industrial - 18.1%

AAR Corp	155,574	6,112,502
Actuant Corp ‘A’	7,404	187,321
Advanced Emissions Solutions Inc	783	7,564
Aegion Corp *	8,235	209,416
Aerovironment Inc *	5,358	300,905
Alamo Group Inc	352	39,730
Albany International Corp ‘A’	1,559	95,801
American Railcar Industries Inc	1,931	80,407
Ampco-Pittsburgh Corp	2,110	26,164
AptarGroup Inc	3,663	316,044
AquaVenture Holdings Ltd *	3,039	47,165
ArcBest Corp	5,817	207,958
Ardmore Shipping Corp * (Ireland)	3,997	31,976
Argan Inc	4,000	180,000
Armstrong Flooring Inc *	5,536	93,669
Astec Industries Inc	58,432	3,418,272
Atlas Air Worldwide Holdings Inc *	5,784	339,232
AVX Corp	11,774	203,690
Babcock & Wilcox Enterprises Inc *	11,290	64,127
Barnes Group Inc	10,804	683,569
Bel Fuse Inc ‘B’	1,949	49,066
Belden Inc	10,491	809,590
Benchmark Electronics Inc *	12,721	370,181
Boise Cascade Co	7,967	317,883
Brady Corp ‘A’	2,625	99,488
Briggs & Stratton Corp	10,060	255,222
Caesarstone Ltd * (Israel)	2,211	48,642
Carlisle Cos Inc	12,900	1,466,085
Casella Waste Systems Inc ‘A’ *	8,119	186,899
CECO Environmental Corp	7,656	39,275
Chart Industries Inc *	7,853	367,992
Chicago Bridge & Iron Co NV	25,696	414,733
CIRCOR International Inc	2,157	105,003
Columbus McKinnon Corp	5,625	224,888
Control4 Corp *	679	20,207
Core Molding Technologies Inc	1,949	42,293
Costamare Inc (Monaco)	12,309	71,023
Covenant Transportation Group Inc ‘A’ *	3,084	88,603
Cree Inc *	24,454	908,222
CTS Corp	8,120	209,090
Cubic Corp	6,454	380,463
Curtiss-Wright Corp	2,833	345,201
CyberOptics Corp *	864	12,960
Daseke Inc *	596	8,517
DHT Holdings Inc	22,632	81,249

	Shares	Value
DMC Global Inc	3,668	$91,883
Dorian LPG Ltd *	5,925	48,704
Ducommun Inc *	2,598	73,913
DXP Enterprises Inc *	960	28,387
Eagle Bulk Shipping Inc *	10,037	44,966
Echo Global Logistics Inc *	6,506	182,168
Electro Scientific Industries Inc *	8,235	176,476
EMCOR Group Inc	24,764	2,024,457
Encore Wire Corp	11,916	579,713
EnerSys	13,700	953,931
ESCO Technologies Inc	6,466	389,577
Esterline Technologies Corp *	47,372	3,538,688
Evoqua Water Technologies Corp *	3,490	82,748
FARO Technologies Inc *	3,179	149,413
Federal Signal Corp	90,849	1,825,156
Fitbit Inc ‘A’ *	49,339	281,726
Franklin Electric Co Inc	662	30,386
FreightCar America Inc	3,352	57,252
Frontline Ltd (Norway)	20,323	93,283
GasLog Ltd (Monaco)	10,436	232,201
GATX Corp	9,518	591,639
Genco Shipping & Trading Ltd *	1,850	24,642
Gencor Industries Inc *	2,029	33,580
Gener8 Maritime Inc *	12,531	82,955
General Cable Corp	859	25,426
Gentex Corp	6,800	142,460
Gerresheimer AG (Germany)	16,610	1,373,747
Gibraltar Industries Inc *	93,409	3,082,497
Global Brass & Copper Holdings Inc	460	15,226
Golar LNG Ltd (NOTC) (Bermuda)	24,476	729,630
GP Strategies Corp *	372	8,630
Graham Corp	2,494	52,199
Granite Construction Inc	45,364	2,877,439
Greif Inc ‘A’	887	53,734
Greif Inc ‘B’	199	13,801
Griffon Corp	3,906	79,487
Hardinge Inc	2,877	50,117
Haynes International Inc	3,291	105,477
Heartland Express Inc	582	13,584
Heritage-Crystal Clean Inc *	1,564	34,017
Hill International Inc *	1,016	5,537
Hillenbrand Inc	3,479	155,511
Hub Group Inc ‘A’ *	8,182	391,918
Hurco Cos Inc	1,644	69,377
Hyster-Yale Materials Handling Inc	442	37,641
IES Holdings Inc *	2,264	39,054
II-VI Inc *	10,962	514,666
Insteel Industries Inc	68,345	1,935,530
International Seaways Inc *	7,526	138,930
Kaman Corp	6,192	364,337
KBR Inc	31,864	631,863
Keane Group Inc *	538	10,227
Kennametal Inc	62,292	3,015,556
Kimball Electronics Inc *	6,770	123,553
KLX Inc *	13,026	889,025
Knowles Corp *	22,085	323,766
Kratos Defense & Security Solutions Inc *	13,378	141,673
Lawson Products Inc *	308	7,623
Layne Christensen Co *	4,801	60,253
LB Foster Co ‘A’ *	2,112	57,341
Louisiana-Pacific Corp *	2,293	60,214
LSB Industries Inc *	5,415	47,435
LSI Industries Inc	6,018	41,404
Marten Transport Ltd	10,077	204,563
Matson Inc	5,490	163,822
Milacron Holdings Corp *	1,478	28,289
Mistras Group Inc *	3,318	77,873
Moog Inc ‘A’ *	7,377	640,692
Mueller Industries Inc	91,100	3,227,673
Mueller Water Products Inc ‘A’	422,803	5,297,722

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
MYR Group Inc *	2,358	$84,251
National Presto Industries Inc	1,160	115,362
Navios Maritime Acquisition Corp	21,517	23,884
Navios Maritime Holdings Inc * (Monaco)	22,870	27,444
NL Industries Inc *	2,221	31,649
Nordic American Tankers Ltd	26,683	65,640
Northwest Pipe Co *	2,389	45,725
NV5 Global Inc *	460	24,909
NVE Corp	67	5,762
Olympic Steel Inc	2,231	47,944
Orion Group Holdings Inc *	3,735	29,245
Overseas Shipholding Group Inc ‘A’ *	10,622	29,104
Park Electrochemical Corp	5,067	99,567
Park-Ohio Holdings Corp	2,285	104,996
Plexus Corp *	74,382	4,516,475
Powell Industries Inc	2,245	64,319
Quanex Building Products Corp	8,006	187,340
Regal Beloit Corp	12,500	957,500
Revolution Lighting Technologies Inc *	2,738	9,008
Rexnord Corp *	25,860	672,877
Roadrunner Transportation Systems Inc *	7,698	59,352
Safe Bulkers Inc * (Greece)	12,122	39,154
Saia Inc *	34,019	2,406,844
Sanmina Corp *	18,240	601,920
Schneider National Inc ‘B’	632	18,050
Scorpio Bulkers Inc	14,955	110,667
Scorpio Tankers Inc (Monaco)	60,846	185,580
Ship Finance International Ltd (Norway)	15,295	237,073
Simpson Manufacturing Co Inc	116,955	6,714,387
Sparton Corp *	2,293	52,877
SPX FLOW Inc *	7,911	376,168
Standex International Corp	674	68,647
Sterling Construction Co Inc *	5,110	83,191
Stoneridge Inc *	6,985	159,677
SunPower Corp *	15,420	129,991
SYNNEX Corp	5,777	785,383
Tech Data Corp *	8,160	799,435
Teekay Corp (Bermuda)	13,873	129,296
Teekay Tankers Ltd ‘A’ (Bermuda)	51,053	71,474
Tennant Co	274	19,906
Tetra Tech Inc	1,037	49,932
The Eastern Co	1,442	37,708
The Gorman-Rupp Co	4,549	141,974
The Greenbrier Cos Inc	6,979	371,981
The Manitowoc Co Inc *	78,682	3,095,350
TimkenSteel Corp *	10,332	156,943
TopBuild Corp *	3,624	274,482
Tredegar Corp	6,806	130,675
TriMas Corp *	11,489	307,331
Trinseo SA	3,358	243,791
Triumph Group Inc	12,224	332,493
TTM Technologies Inc *	17,955	281,355
Tutor Perini Corp *	8,075	204,701
Twin Disc Inc *	2,151	57,152
UFP Technologies Inc *	1,692	47,038
Universal Forest Products Inc	114,507	4,307,753
Universal Logistics Holdings Inc	486	11,543
Vicor Corp *	370	7,733
Vishay Intertechnology Inc	32,933	683,360
Vishay Precision Group Inc *	2,720	68,408
VSE Corp	2,193	106,207
Watts Water Technologies Inc ‘A’	3,007	228,382
Werner Enterprises Inc	12,208	471,839
Willbros Group Inc *	10,143	14,403
Willis Lease Finance Corp *	853	21,299
Worthington Industries Inc	1,040	45,822
YRC Worldwide Inc *	6,860	98,647
ZAGG Inc *	1,970	36,347
Zebra Technologies Corp ‘A’ *	39,000	4,048,200

		94,621,592

	Shares	Value
Technology - 3.5%

Actua Corp *	7,833	$122,195
Acxiom Corp *	9,727	268,076
Agilysys Inc *	4,144	50,888
Allscripts Healthcare Solutions Inc *	46,163	671,672
Alpha & Omega Semiconductor Ltd *	4,593	75,141
Ambarella Inc *	4,690	275,537
American Software Inc ‘A’	3,138	36,495
Amkor Technology Inc *	24,834	249,582
Aquantia Corp *	642	7,274
Avid Technology Inc *	3,124	16,838
AXT Inc *	9,914	86,252
Bazaarvoice Inc *	22,142	120,674
Bottomline Technologies de Inc *	1,152	39,951
CACI International Inc ‘A’ *	6,126	810,776
Cogint Inc *	4,837	21,283
Cohu Inc	90,564	1,987,880
Computer Programs & Systems Inc	1,353	40,658
Convergys Corp	23,953	562,895
Cray Inc *	10,127	245,073
CSG Systems International Inc	1,456	63,802
Digi International Inc *	6,774	64,692
Digimarc Corp *	196	7,085
Diodes Inc *	7,073	202,783
Donnelley Financial Solutions Inc *	811	15,806
DSP Group Inc *	5,707	71,337
Eastman Kodak Co *	875	2,713
EMCORE Corp *	4,111	26,516
Engility Holdings Inc *	4,114	116,714
Evolent Health Inc ‘A’ *	11,519	141,684
ForeScout Technologies Inc *	288	9,184
Glu Mobile Inc *	25,147	91,535
GSI Technology Inc *	3,683	29,317
InnerWorkings Inc *	683	6,850
Insight Enterprises Inc *	5,371	205,656
IXYS Corp *	6,274	150,262
Kopin Corp *	1,582	5,062
Kulicke & Soffa Industries Inc * (Singapore)	125,400	3,051,609
ManTech International Corp ‘A’	6,287	315,545
Maxwell Technologies Inc *	9,290	53,510
Mercury Systems Inc *	977	50,169
MicroStrategy Inc ‘A’ *	1,063	139,572
MKS Instruments Inc	13,333	1,259,968
Monotype Imaging Holdings Inc	5,603	135,032
MTS Systems Corp	4,260	228,762
Nanometrics Inc *	1,146	28,558
NantHealth Inc *	4,762	14,524
NetScout Systems Inc *	43,648	1,329,082
Park City Group Inc *	256	2,445
PDF Solutions Inc *	446	7,002
pdvWireless Inc *	2,461	78,998
Photronics Inc *	197,986	1,687,831
Presidio Inc *	1,887	36,174
Progress Software Corp	1,879	79,989
QAD Inc ‘A’	903	35,082
Quality Systems Inc *	5,045	68,511
Quantum Corp *	5,961	33,560
Radisys Corp *	8,174	8,215
Rambus Inc *	20,344	289,292
Ribbon Communications Inc *	12,085	93,417
Rosetta Stone Inc *	3,762	46,912
Rudolph Technologies Inc *	893	21,343
SecureWorks Corp ‘A’ *	2,145	19,026
SendGrid Inc *	481	11,530
Sigma Designs Inc *	10,156	70,584
Silver Spring Networks Inc *	8,219	133,477
SMART Global Holdings Inc *	647	21,804
Stratasys Ltd *	6,379	127,325
Super Micro Computer Inc *	7,798	163,173

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Sykes Enterprises Inc *	9,135	$287,296
Synchronoss Technologies Inc *	11,255	100,620
The ExOne Co *	274	2,302
The KeyW Holding Corp *	12,942	75,970
Unisys Corp *	4,265	34,760
Veeco Instruments Inc *	12,186	180,962
VeriFone Systems Inc *	26,092	462,089
Verint Systems Inc *	13,514	565,561
Virtusa Corp *	1,886	83,135
Xcerra Corp *	1,918	18,777

		18,353,631

Utilities - 5.1%

ALLETE Inc	12,956	963,408
Ameresco Inc ‘A’ *	4,805	41,323
American States Water Co	2,893	167,534
Artesian Resources Corp ‘A’	1,973	76,079
Atlantic Power Corp *	7,843	18,431
Avista Corp	16,280	838,257
Black Hills Corp	13,591	816,955
California Water Service Group	4,723	214,188
Chesapeake Utilities Corp	3,554	279,167
Connecticut Water Service Inc	18,172	1,043,255
Consolidated Water Co Ltd (Cayman)	3,994	50,324
Dynegy Inc *	27,705	328,304
El Paso Electric Co	10,290	569,552
Genie Energy Ltd ‘B’	3,873	16,886
IDACORP Inc	56,184	5,132,970
MGE Energy Inc	4,551	287,168
Middlesex Water Co	602	24,026
New Jersey Resources Corp	20,096	807,859
Northwest Natural Gas Co	7,226	431,031
NorthWestern Corp	12,262	732,041
NRG Yield Inc ‘A’	9,455	178,227
NRG Yield Inc ‘C’	16,038	303,118
ONE Gas Inc	13,221	968,570
Ormat Technologies Inc	5,343	341,738
Otter Tail Corp	10,024	445,567
PNM Resources Inc	20,143	814,784
Portland General Electric Co	22,591	1,029,698
RGC Resources Inc	1,013	27,432
SJW Group	4,216	269,107
South Jersey Industries Inc	20,172	629,972
Southwest Gas Holdings Inc	10,806	869,667
Spark Energy Inc ‘A’	459	5,692
Spire Inc	85,439	6,420,741
The York Water Co	325	11,018
Unitil Corp	3,540	161,495
WGL Holdings Inc	12,968	1,113,173

		26,428,757

Total Common Stocks (Cost $412,217,544)		509,234,985

	Principal Amount

CORPORATE BONDS & NOTES - 0.5%

Energy - 0.4%

Unit Corp 6.625% due 05/15/21	$2,268,000	2,296,350

Industrial - 0.1%

Mueller Industries Inc 6.000% due 03/01/27	482,000	495,255

Total Corporate Bonds & Notes (Cost $2,636,053)		2,791,605

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 1.8%

Repurchase Agreement - 0.8%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $4,024,512; collateralized by U.S.Treasury Notes: 2.500% due 05/15/24 and value $4,111,513)	$4,024,423	$4,024,423

U.S. Government Agency Issues - 1.0%

Federal Home Loan Bank
0.913% due 01/02/18	2,525,000	2,525,000
1.014% due 01/02/18	430,000	430,000
1.065% due 01/02/18	2,525,000	2,525,000

		5,480,000

Total Short-Term Investments (Cost $9,504,274)		9,504,423

TOTAL INVESTMENTS - 99.9% (Cost $424,357,871)		521,531,013

DERIVATIVES - (0.0%) (See Note (b) in Notes to Schedule of Investments)		(8,059)

OTHER ASSETS & LIABILITIES, NET - 0.1%		374,678

NET ASSETS - 100.0%		$521,897,632

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	35.4%
Industrial	18.2%
Consumer, Cyclical	11.7%
Consumer, Non-Cyclical	8.8%
Energy	7.5%
Basic Materials	5.7%
Utilities	5.1%
Technology	3.5%
Others (each less than 3.0%)	4.0%

	99.9%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

(b)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/18	35	$2,696,934	$2,688,875	($8,059)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$29,948,913	$29,948,913	$-	$-
	Communications	11,443,742	11,443,742	-	-
	Consumer, Cyclical	60,848,121	60,848,121	-	-
	Consumer, Non-Cyclical	45,777,171	44,964,178	812,993	-
	Diversified	28,205	28,205	-	-
	Energy	37,259,733	32,062,180	5,197,553	-
	Financial	184,525,120	184,525,120	-	-
	Industrial	94,621,592	93,247,845	1,373,747	-
	Technology	18,353,631	18,353,631	-	-
	Utilities	26,428,757	26,428,757	-	-

	Total Common Stocks	509,234,985	501,850,692	7,384,293	-

	Corporate Bonds & Notes	2,791,605	-	2,791,605	-
	Short-Term Investments	9,504,423	-	9,504,423	-

	Total Assets	521,531,013	501,850,692	19,680,321	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(8,059)	(8,059)	-	-

	Total Liabilities	(8,059)	(8,059)	-	-

	Total	$521,522,954	$501,842,633	$19,680,321	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2017

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Dyax Corp - Contingent Value Rights * Ω ±	66,197	$151,591

Total Rights (Cost $73,479)		151,591

COMMON STOCKS - 97.4%

Basic Materials - 3.5%

A Schulman Inc	11,718	436,495
Aceto Corp	13,353	137,936
AdvanSix Inc *	12,271	516,241
AgroFresh Solutions Inc *	9,662	71,499
AK Steel Holding Corp *	131,554	744,596
Allegheny Technologies Inc *	51,702	1,248,086
American Vanguard Corp	11,587	227,685
Balchem Corp	13,061	1,052,717
Calgon Carbon Corp	20,522	437,119
Carpenter Technology Corp	18,965	967,025
Century Aluminum Co *	19,851	389,874
Clearwater Paper Corp *	6,390	290,106
Cleveland-Cliffs Inc *	122,398	882,490
Codexis Inc *	15,075	125,876
Coeur Mining Inc *	77,884	584,130
Commercial Metals Co	47,417	1,010,930
Compass Minerals International Inc	13,971	1,009,405
CSW Industrials Inc *	5,893	270,783
Deltic Timber Corp	4,688	429,186
Fairmount Santrol Holdings Inc *	62,011	324,318
Ferro Corp *	34,174	806,165
Ferroglobe Representation & Warranty Insurance Trust * Ω ±	42,979	-
GCP Applied Technologies Inc *	29,265	933,553
Gold Resource Corp	23,312	102,573
Hawkins Inc	4,147	145,974
HB Fuller Co	20,764	1,118,557
Hecla Mining Co	166,192	659,782
Ingevity Corp *	17,651	1,243,866
Innophos Holdings Inc	7,853	366,971
Innospec Inc	9,746	688,068
Intrepid Potash Inc *	40,580	193,161
Kaiser Aluminum Corp	6,780	724,443
Klondex Mines Ltd * (Canada)	76,132	198,705
KMG Chemicals Inc	5,312	351,017
Koppers Holdings Inc *	8,752	445,477
Kraton Corp *	12,464	600,391
Kronos Worldwide Inc	9,908	255,329
Landec Corp *	12,387	156,076
Materion Corp	7,970	387,342
Minerals Technologies Inc	14,209	978,290
Neenah Paper Inc	6,999	634,459
Oil-Dri Corp of America	2,230	92,545
OMNOVA Solutions Inc *	18,615	186,150
Orchids Paper Products Co	4,193	53,670
PH Glatfelter Co	17,981	385,513
PolyOne Corp	33,234	1,445,679
PQ Group Holdings Inc *	11,230	184,733
Quaker Chemical Corp	5,450	821,805
Rayonier Advanced Materials Inc	17,302	353,826
Ryerson Holding Corp *	5,564	57,866
Schnitzer Steel Industries Inc ‘A’	10,869	364,111
Schweitzer-Mauduit International Inc	12,755	578,567
Sensient Technologies Corp	18,390	1,345,228
Shiloh Industries Inc *	6,664	54,645
Smart Sand Inc *	9,416	81,543

	Shares	Value
Stepan Co	8,364	$660,505
Tronox Ltd ‘A’	37,181	762,582
United States Lime & Minerals Inc	627	48,342
Uranium Energy Corp *	58,357	103,292
US Silica Holdings Inc	33,622	1,094,732
Valhi Inc	11,560	71,325
Verso Corp ‘A’ *	14,913	262,021

		31,155,376

Communications - 6.0%

1-800-Flowers.com Inc ‘A’ *	11,454	122,558
8x8 Inc *	36,254	511,181
A10 Networks Inc *	20,632	159,279
Acacia Communications Inc *	8,050	291,652
ADTRAN Inc	20,182	390,522
Aerohive Networks Inc *	11,245	65,558
ATN International Inc	4,296	237,397
Beasley Broadcast Group Inc ‘A’	2,079	27,859
Blucora Inc *	17,948	396,651
Boingo Wireless Inc *	15,244	342,990
CalAmp Corp *	13,799	295,713
Calix Inc *	19,116	113,740
Cars.com Inc *	30,214	871,372
Carvana Co *	5,289	101,126
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	33,796	157,151
ChannelAdvisor Corp *	10,825	97,425
Chegg Inc *	39,433	643,547
Ciena Corp *	57,654	1,206,698
Cincinnati Bell Inc *	17,072	355,951
Clear Channel Outdoor Holdings Inc ‘A’	15,965	73,439
Clearfield Inc *	5,091	62,365
Cogent Communications Holdings Inc	16,918	766,385
Comtech Telecommunications Corp	9,636	213,148
Consolidated Communications Holdings Inc	27,733	338,065
Corindus Vascular Robotics Inc *	35,967	36,327
Daily Journal Corp *	491	113,038
DHI Group Inc *	23,289	44,249
Endurance International Group Holdings Inc *	22,827	191,747
Entercom Communications Corp ‘A’	53,432	577,066
Entravision Communications Corp ‘A’	29,031	207,572
ePlus Inc *	5,322	400,214
Etsy Inc *	49,987	1,022,234
Extreme Networks Inc *	47,426	593,774
Finisar Corp *	47,229	961,110
Frontier Communications Corp	31,395	212,230
FTD Cos Inc *	7,300	52,487
Gannett Co Inc	46,193	535,377
General Communication Inc ‘A’ *	10,877	424,421
Global Eagle Entertainment Inc *	21,275	48,720
Globalstar Inc *	232,081	304,026
Gogo Inc *	23,632	266,569
Gray Television Inc *	26,882	450,273
Groupon Inc *	140,393	716,004
GrubHub Inc *	35,530	2,551,054
GTT Communications Inc *	12,760	599,082
Harmonic Inc *	35,136	147,571
Hawaiian Telcom Holdco Inc *	2,187	67,491
HC2 Holdings Inc *	15,554	92,546
HealthStream Inc *	11,182	258,975
Hemisphere Media Group Inc *	6,804	78,586
Houghton Mifflin Harcourt Co *	41,495	385,903
IDT Corp ‘B’	7,687	81,482
Imperva Inc *	14,032	557,070
Infinera Corp *	61,697	390,542
Intelsat SA *	14,610	49,528
InterDigital Inc	14,180	1,079,807
Internap Corp *	8,626	135,514
Iridium Communications Inc *	35,079	413,932

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
KVH Industries Inc *	7,869	$81,444
Lands’ End Inc *	5,409	105,746
Leaf Group Ltd *	4,871	48,223
Liberty Media Corp-Liberty Braves ‘A’ *	4,206	92,742
Liberty Media Corp-Liberty Braves ‘C’ *	14,674	326,056
Limelight Networks Inc *	33,034	145,680
Liquidity Services Inc *	11,079	53,733
Loral Space & Communications Inc *	5,609	247,076
MDC Partners Inc ‘A’ *	24,169	235,648
Meredith Corp	16,359	1,080,512
MSG Networks Inc ‘A’ *	24,973	505,703
NeoPhotonics Corp *	14,479	95,272
NETGEAR Inc *	12,824	753,410
New Media Investment Group Inc	20,720	347,682
Nexstar Media Group Inc ‘A’	18,097	1,415,185
NIC Inc	26,163	434,306
Oclaro Inc *	68,716	463,146
Okta Inc *	7,680	196,685
Ominto Inc *	6,027	20,432
Ooma Inc *	7,307	87,319
ORBCOMM Inc *	28,670	291,861
Overstock.com Inc *	6,713	428,961
Perficient Inc *	13,894	264,959
Plantronics Inc	13,330	671,565
Preformed Line Products Co	1,343	95,420
Proofpoint Inc *	17,914	1,590,942
Q2 Holdings Inc *	12,738	469,395
Quantenna Communications Inc *	9,167	111,837
QuinStreet Inc *	14,551	121,937
Quotient Technology Inc *	31,998	375,976
Rapid7 Inc *	9,168	171,075
RealNetworks Inc *	11,049	37,788
Reis Inc	4,114	84,954
RigNet Inc *	5,642	84,348
RingCentral Inc ‘A’ *	27,088	1,311,059
Saga Communications Inc ‘A’	1,632	66,014
Salem Media Group Inc	4,697	21,137
Scholastic Corp	11,408	457,575
Shenandoah Telecommunications Co	19,237	650,211
Shutterfly Inc *	13,552	674,212
Shutterstock Inc *	7,429	319,670
Sinclair Broadcast Group Inc ‘A’	29,339	1,110,481
Spok Holdings Inc	7,714	120,724
Stamps.com Inc *	6,724	1,264,112
Straight Path Communications Inc ‘B’ *	4,094	744,248
TechTarget Inc *	9,102	126,700
Telenav Inc *	13,237	72,804
The EW Scripps Co ‘A’ *	24,074	376,277
The Meet Group Inc *	29,298	82,620
The New York Times Co ‘A’	51,363	950,215
The Rubicon Project Inc *	17,544	32,807
The Trade Desk Inc ‘A’ *	9,863	451,035
Time Inc	41,830	771,763
TiVo Corp	49,399	770,624
Townsquare Media Inc ‘A’ *	4,345	33,370
tronc Inc *	8,713	153,262
TrueCar Inc *	28,833	322,930
Tucows Inc ‘A’ *	3,894	272,775
Ubiquiti Networks Inc *	9,485	673,625
VASCO Data Security International Inc *	11,822	164,326
ViaSat Inc *	21,932	1,641,610
Viavi Solutions Inc *	93,217	814,717
VirnetX Holding Corp *	22,455	83,084
Vonage Holdings Corp *	84,104	855,338
Web.com Group Inc *	15,443	336,657
WideOpenWest Inc *	7,914	83,651
Windstream Holdings Inc	79,980	147,963
World Wrestling Entertainment Inc ‘A’	15,719	480,687
XO Group Inc *	10,768	198,777
Yelp Inc *	32,852	1,378,470

	Shares	Value
Yext Inc *	8,845	$106,405
Zendesk Inc *	41,090	1,390,486
Zix Corp *	23,440	102,667

		53,040,399

Consumer, Cyclical - 11.7%

Abercrombie & Fitch Co ‘A’	28,387	494,785
Acushnet Holdings Corp	12,197	257,113
Allegiant Travel Co	5,262	814,295
AMC Entertainment Holdings Inc ‘A’	21,815	329,407
America’s Car-Mart Inc *	3,251	145,157
American Axle & Manufacturing Holdings Inc *	41,621	708,806
American Eagle Outfitters Inc	66,401	1,248,339
Anixter International Inc *	11,877	902,652
Asbury Automotive Group Inc *	7,765	496,960
Ascena Retail Group Inc *	75,106	176,499
At Home Group Inc *	1,624	49,353
AV Homes Inc *	5,846	97,336
Barnes & Noble Education Inc *	16,662	137,295
Barnes & Noble Inc	26,030	174,401
Bassett Furniture Industries Inc	3,971	149,310
Beacon Roofing Supply Inc *	27,632	1,761,816
Beazer Homes USA Inc *	12,303	236,341
Belmond Ltd ‘A’ * (United Kingdom)	36,010	441,123
Big 5 Sporting Goods Corp	9,404	71,470
Big Lots Inc	17,340	973,641
Biglari Holdings Inc *	436	180,678
BJ’s Restaurants Inc	8,105	295,022
Bloomin’ Brands Inc	37,769	805,990
Blue Bird Corp *	3,168	63,043
BMC Stock Holdings Inc *	26,359	666,883
Bojangles’ Inc *	7,487	88,347
Boot Barn Holdings Inc *	4,708	78,200
Boyd Gaming Corp	34,349	1,203,932
Brinker International Inc	19,112	742,310
Buffalo Wild Wings Inc *	6,301	985,161
Build-A-Bear Workshop Inc *	6,243	57,436
Caesars Entertainment Corp *	57,575	728,324
Caleres Inc	16,938	567,084
Callaway Golf Co	38,152	531,457
Camping World Holdings Inc ‘A’	13,050	583,727
Carrols Restaurant Group Inc *	13,328	161,935
Castle Brands Inc *	37,292	45,496
Cavco Industries Inc *	3,608	550,581
Century Casinos Inc *	9,205	84,042
Century Communities Inc *	7,965	247,712
Chico’s FAS Inc	53,036	467,778
Churchill Downs Inc	5,555	1,292,648
Chuy’s Holdings Inc *	6,431	180,390
Citi Trends Inc	5,156	136,428
Clarus Corp *	8,543	67,063
Columbia Sportswear Co	11,758	845,165
Commercial Vehicle Group Inc *	10,789	115,334
Conn’s Inc *	8,036	285,680
Cooper Tire & Rubber Co	20,928	739,805
Cooper-Standard Holdings Inc *	7,028	860,930
Core-Mark Holding Co Inc	18,989	599,673
Cracker Barrel Old Country Store Inc	7,898	1,254,913
Crocs Inc *	27,698	350,103
Culp Inc	4,666	156,311
Daktronics Inc	16,089	146,893
Dana Inc	60,404	1,933,532
Dave & Buster’s Entertainment Inc *	17,177	947,655
Deckers Outdoor Corp *	12,980	1,041,645
Del Frisco’s Restaurant Group Inc *	9,514	145,089
Del Taco Restaurants Inc *	14,305	173,377
Delta Apparel Inc *	3,272	66,094
Denny’s Corp *	25,678	339,977

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Dillard’s Inc ‘A’	5,672	$340,604
DineEquity Inc	7,110	360,690
Dorman Products Inc *	11,013	673,335
Douglas Dynamics Inc	8,903	336,533
Drive Shack Inc	27,046	149,564
DSW Inc ‘A’	27,328	585,092
Duluth Holdings Inc ‘B’ *	4,444	79,325
El Pollo Loco Holdings Inc *	9,353	92,595
Eldorado Resorts Inc *	19,025	630,679
Empire Resorts Inc *	1,141	30,807
EnviroStar Inc	1,469	58,760
Eros International PLC * (India)	9,254	89,301
Escalade Inc	5,118	62,951
Essendant Inc	16,634	154,197
Ethan Allen Interiors Inc	9,738	278,507
Express Inc *	31,926	324,049
EZCORP Inc ‘A’ *	21,844	266,497
Fiesta Restaurant Group Inc *	11,238	213,522
FirstCash Inc	19,195	1,294,703
Five Below Inc *	22,398	1,485,435
Flexsteel Industries Inc	2,982	139,498
Fogo De Chao Inc *	4,023	46,667
Fossil Group Inc *	17,562	136,457
Foundation Building Materials Inc *	5,617	83,075
Fox Factory Holding Corp *	14,386	558,896
Francesca’s Holdings Corp *	13,174	96,302
Fred’s Inc ‘A’	15,530	62,897
Freshpet Inc *	9,657	183,000
Funko Inc ‘A’ *	3,523	23,428
G-III Apparel Group Ltd *	18,145	669,369
Gaia Inc *	3,772	46,773
Genesco Inc *	8,353	271,473
Gentherm Inc *	15,387	488,537
GMS Inc *	11,188	421,116
GNC Holdings Inc ‘A’	29,797	109,951
Golden Entertainment Inc *	4,838	157,961
Green Brick Partners Inc *	9,834	111,124
Group 1 Automotive Inc	8,067	572,515
Guess? Inc	25,642	432,837
H&E Equipment Services Inc	13,243	538,328
Hamilton Beach Brands Holding Co ‘A’	3,224	82,825
Haverty Furniture Cos Inc	7,124	161,359
Hawaiian Holdings Inc	21,277	847,888
Herman Miller Inc	24,594	984,990
Hibbett Sports Inc *	7,849	160,120
HNI Corp	17,655	680,953
Hooker Furniture Corp	4,937	209,576
Horizon Global Corp *	11,122	155,930
Hovnanian Enterprises Inc ‘A’ *	56,128	188,029
HSN Inc	797	32,159
Huttig Building Products Inc *	10,139	67,424
Iconix Brand Group Inc *	20,224	26,089
ILG Inc	44,085	1,255,541
IMAX Corp *	22,792	527,635
Inspired Entertainment Inc *	1,709	16,748
Installed Building Products Inc *	8,776	666,537
Interface Inc	24,600	618,690
International Speedway Corp ‘A’	10,174	405,434
iRobot Corp *	10,839	831,351
J Alexander’s Holdings Inc *	6,664	64,641
J. Jill Inc *	5,084	39,655
Jack in the Box Inc	12,195	1,196,451
JC Penney Co Inc *	127,353	402,435
Johnson Outdoors Inc ‘A’	1,973	122,504
KB Home	35,570	1,136,461
Kimball International Inc ‘B’	15,820	295,359
Kirkland’s Inc *	7,256	86,818
Knoll Inc	19,786	455,869
La Quinta Holdings Inc *	34,156	630,520

	Shares	Value
La-Z-Boy Inc	20,322	$634,046
LCI Industries	10,007	1,300,910
LGI Homes Inc *	7,334	550,270
Libbey Inc	10,101	75,960
Liberty TripAdvisor Holdings Inc ‘A’ *	29,781	280,686
Lifetime Brands Inc	4,890	80,685
Lindblad Expeditions Holdings Inc *	8,676	84,938
Lithia Motors Inc ‘A’	9,636	1,094,553
Lumber Liquidators Holdings Inc *	11,849	371,940
M/I Homes Inc *	10,917	375,545
Malibu Boats Inc ‘A’ *	8,189	243,459
Marine Products Corp	2,766	35,239
MarineMax Inc *	9,921	187,507
Marriott Vacations Worldwide Corp	8,862	1,198,231
MCBC Holdings Inc *	8,011	178,004
MDC Holdings Inc	18,309	583,691
Meritage Homes Corp *	15,634	800,461
Meritor Inc *	34,387	806,719
Miller Industries Inc	5,095	131,451
Mobile Mini Inc	18,553	640,079
Modine Manufacturing Co *	20,467	413,433
Monarch Casino & Resort Inc *	4,237	189,902
Motorcar Parts of America Inc *	8,089	202,144
Movado Group Inc	6,033	194,263
Nathan’s Famous Inc	1,039	78,445
National CineMedia Inc	26,424	181,269
National Vision Holdings Inc *	7,290	296,047
Nautilus Inc *	13,247	176,847
Navistar International Corp *	20,462	877,411
Nexeo Solutions Inc *	11,191	101,838
Noodles & Co *	5,308	27,867
Office Depot Inc	212,641	752,749
Ollie’s Bargain Outlet Holdings Inc *	19,548	1,040,931
Oxford Industries Inc	6,722	505,427
Papa John’s International Inc	10,704	600,601
Party City Holdco Inc *	11,617	162,057
PC Connection Inc	4,872	127,695
PCM Inc *	4,314	42,709
Penn National Gaming Inc *	34,362	1,076,561
Perry Ellis International Inc *	5,627	140,900
PetIQ Inc *	3,543	77,379
PetMed Express Inc	7,936	361,088
PICO Holdings Inc	9,675	123,840
Pier 1 Imports Inc	34,588	143,194
Pinnacle Entertainment Inc *	21,512	704,088
Planet Fitness Inc ‘A’ *	35,883	1,242,628
Potbelly Corp *	10,118	124,451
PriceSmart Inc	8,955	771,026
RCI Hospitality Holdings Inc	3,872	108,339
Reading International Inc ‘A’ *	7,577	126,536
Red Lion Hotels Corp *	5,647	55,623
Red Robin Gourmet Burgers Inc *	5,081	286,568
Red Rock Resorts Inc ‘A’	28,570	963,952
Regis Corp *	15,504	238,141
REV Group Inc	9,740	316,842
RH *	8,339	718,905
Rush Enterprises Inc ‘A’ *	12,663	643,407
Rush Enterprises Inc ‘B’ *	2,310	111,365
Ruth’s Hospitality Group Inc	12,902	279,328
ScanSource Inc *	9,872	353,418
Scientific Games Corp ‘A’ *	21,884	1,122,649
Sears Holdings Corp *	5,029	18,004
SeaWorld Entertainment Inc *	27,785	377,042
Sequential Brands Group Inc *	18,303	32,579
Shake Shack Inc ‘A’ *	8,984	388,109
Shoe Carnival Inc	5,004	133,857
SiteOne Landscape Supply Inc *	13,883	1,064,826
SkyWest Inc	20,858	1,107,560
Sleep Number Corp *	16,399	616,438

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Sonic Automotive Inc ‘A’	9,508	$175,423
Sonic Corp	16,165	444,214
Spartan Motors Inc	14,637	230,533
Speedway Motorsports Inc	5,234	98,766
Sportsman’s Warehouse Holdings Inc *	15,821	104,577
Standard Motor Products Inc	8,921	400,642
Steelcase Inc ‘A’	34,352	522,150
Steven Madden Ltd *	24,352	1,137,238
Superior Industries International Inc	10,103	150,030
Superior Uniform Group Inc	3,619	96,663
Systemax Inc	4,630	154,040
Tailored Brands Inc	19,651	428,981
Taylor Morrison Home Corp ‘A’ *	32,640	798,701
Tenneco Inc	20,599	1,205,865
Texas Roadhouse Inc	27,896	1,469,561
The Buckle Inc	11,521	273,624
The Cato Corp ‘A’	8,840	140,733
The Cheesecake Factory Inc	17,694	852,497
The Children’s Place Inc	7,064	1,026,752
The Container Store Group Inc *	8,585	40,693
The Finish Line Inc ‘A’	17,392	252,706
The Habit Restaurants Inc ‘A’ *	8,762	83,677
The Marcus Corp	7,397	202,308
The New Home Co Inc *	5,392	67,562
Tile Shop Holdings Inc	17,049	163,670
Tilly’s Inc ‘A’	5,879	86,774
Titan International Inc	21,645	278,788
Titan Machinery Inc *	8,054	170,503
Tower International Inc	8,519	260,255
TRI Pointe Group Inc *	61,576	1,103,442
Triton International Ltd * (Bermuda)	19,284	722,186
Unifi Inc *	6,710	240,688
UniFirst Corp	6,298	1,038,540
Universal Electronics Inc *	5,618	265,451
Vera Bradley Inc *	9,191	111,946
Veritiv Corp *	5,002	144,558
Vista Outdoor Inc *	23,067	336,086
Vitamin Shoppe Inc *	9,428	41,483
VOXX International Corp *	8,498	47,589
Wabash National Corp	23,885	518,305
Wesco Aircraft Holdings Inc *	23,226	171,872
Weyco Group Inc	2,896	86,069
William Lyon Homes ‘A’	11,491	334,158
Wingstop Inc	12,097	471,541
Winmark Corp	826	106,884
Winnebago Industries Inc	13,262	737,367
Wolverine World Wide Inc	38,852	1,238,602
Zoe’s Kitchen Inc *	7,148	119,515
Zumiez Inc *	6,945	144,630

		104,240,773

Consumer, Non-Cyclical - 20.9%

AAC Holdings Inc *	4,727	42,543
Aaron’s Inc	26,029	1,037,256
Abaxis Inc	9,073	449,295
Abeona Therapeutics Inc *	12,117	192,054
ABM Industries Inc	22,870	862,656
Acacia Research Corp *	17,401	70,474
Accelerate Diagnostics Inc *	10,713	280,681
Acceleron Pharma Inc *	15,305	649,544
ACCO Brands Corp *	42,706	521,013
Accuray Inc *	36,607	157,410
Achaogen Inc *	14,303	153,614
Achillion Pharmaceuticals Inc *	47,787	137,627
Aclaris Therapeutics Inc *	9,799	241,643
Acorda Therapeutics Inc *	18,450	395,752
Adamas Pharmaceuticals Inc *	6,400	216,896
Addus HomeCare Corp *	3,178	110,594
Adtalem Global Education Inc *	25,153	1,057,684

	Shares	Value
Aduro Biotech Inc *	18,893	$141,698
Advaxis Inc *	17,106	48,581
Aerie Pharmaceuticals Inc *	13,816	825,506
Agenus Inc *	28,354	92,434
Aileron Therapeutics Inc *	2,037	21,470
Aimmune Therapeutics Inc *	14,426	545,591
Akcea Therapeutics Inc *	5,941	103,136
Akebia Therapeutics Inc *	18,346	272,805
Alarm.com Holdings Inc *	8,042	303,586
Alder Biopharmaceuticals Inc *	25,337	290,109
Alico Inc	1,399	41,271
Allena Pharmaceuticals Inc *	2,055	20,673
Almost Family Inc *	5,052	279,628
AMAG Pharmaceuticals Inc *	14,333	189,912
Amedisys Inc *	11,898	627,144
American Public Education Inc *	6,004	150,400
American Renal Associates Holdings Inc *	4,249	73,933
Amicus Therapeutics Inc *	69,311	997,385
AMN Healthcare Services Inc *	19,323	951,658
Amphastar Pharmaceuticals Inc *	14,568	280,288
Amplify Snack Brands Inc *	13,775	165,438
Analogic Corp	5,051	423,021
AnaptysBio Inc *	7,373	742,609
Anavex Life Sciences Corp *	15,279	49,198
AngioDynamics Inc *	15,816	263,020
ANI Pharmaceuticals Inc *	3,253	209,656
Anika Therapeutics Inc *	5,708	307,718
Antares Pharma Inc *	61,999	123,378
Apellis Pharmaceuticals Inc *	4,174	90,576
Aratana Therapeutics Inc *	15,640	82,266
ARC Document Solutions Inc *	19,084	48,664
Ardelyx Inc *	14,299	94,373
Arena Pharmaceuticals Inc *	16,071	545,932
Array BioPharma Inc *	81,969	1,049,203
Ascent Capital Group Inc ‘A’ *	4,909	56,404
Assembly Biosciences Inc *	6,659	301,320
Asterias Biotherapeutics Inc *	9,677	21,773
Atara Biotherapeutics Inc *	10,810	195,661
Athenex Inc *	2,149	34,169
Athersys Inc *	47,806	86,529
AtriCure Inc *	13,837	252,387
Atrion Corp	596	375,838
Audentes Therapeutics Inc *	6,558	204,938
Avexis Inc *	10,121	1,120,091
Avis Budget Group Inc *	29,770	1,306,308
AxoGen Inc *	10,841	306,800
Axovant Sciences Ltd *	12,980	68,405
B&G Foods Inc	26,908	945,816
B. Riley Financial Inc	7,889	142,791
Barrett Business Services Inc	2,826	182,249
Bellicum Pharmaceuticals Inc *	11,784	99,103
BG Staffing Inc	2,997	47,772
BioCryst Pharmaceuticals Inc *	39,342	193,169
Biohaven Pharmaceutical Holding Co Ltd *	4,361	117,660
BioScrip Inc *	46,197	134,433
BioSpecifics Technologies Corp *	2,648	114,738
BioTelemetry Inc *	13,019	389,268
BioTime Inc *	33,861	72,801
Bluebird Bio Inc *	20,209	3,599,223
Blueprint Medicines Corp *	17,566	1,324,652
Bob Evans Farms Inc	8,163	643,408
Bridgepoint Education Inc *	7,894	65,520
Cadiz Inc *	8,941	127,409
CAI International Inc *	6,788	192,236
Cal-Maine Foods Inc *	11,856	526,999
Calavo Growers Inc	6,578	555,183
Calithera Biosciences Inc *	13,265	110,763
Calyxt Inc *	2,975	65,539
Cambium Learning Group Inc *	3,968	22,538

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Cambrex Corp *	13,144	$630,912
Cantel Medical Corp	15,109	1,554,263
Capella Education Co	4,812	372,449
Capital Senior Living Corp *	10,858	146,474
Cara Therapeutics Inc *	11,648	142,572
Cardiovascular Systems Inc *	13,901	329,315
Cardtronics PLC ‘A’ *	18,460	341,879
Care.com Inc *	6,092	109,900
Career Education Corp *	27,116	327,561
Carriage Services Inc	6,131	157,628
Cascadian Therapeutics Inc *	14,421	53,358
Catalent Inc *	55,308	2,272,053
Catalyst Pharmaceuticals Inc *	30,737	120,182
CBIZ Inc *	21,344	329,765
Celcuity Inc *	1,564	29,638
Celldex Therapeutics Inc *	55,175	156,697
Central Garden & Pet Co *	4,338	168,835
Central Garden & Pet Co ‘A’ *	14,541	548,341
Cerus Corp *	47,327	159,965
Chemed Corp	6,521	1,584,733
ChemoCentryx Inc *	10,192	60,642
Chimerix Inc *	21,315	98,688
Cimpress NV * (Netherlands)	10,344	1,240,039
Civitas Solutions Inc *	7,221	123,479
Clearside Biomedical Inc *	8,894	62,258
Clovis Oncology Inc *	17,940	1,219,920
Coca-Cola Bottling Co Consolidated	1,924	414,160
Coherus Biosciences Inc *	16,652	146,538
Collectors Universe Inc	3,668	105,052
Collegium Pharmaceutical Inc *	9,796	180,834
Community Health Systems Inc *	41,498	176,781
Conatus Pharmaceuticals Inc *	11,123	51,388
Concert Pharmaceuticals Inc *	7,092	183,470
ConforMIS Inc *	16,345	38,901
CONMED Corp	11,595	590,997
Corbus Pharmaceuticals Holdings Inc *	19,195	136,285
Corcept Therapeutics Inc *	38,045	687,093
Corium International Inc *	11,235	107,968
CorVel Corp *	3,644	192,768
Corvus Pharmaceuticals Inc *	3,570	36,985
CPI Card Group Inc	1,619	5,942
CRA International Inc	3,411	153,324
Craft Brew Alliance Inc *	5,802	111,398
Cross Country Healthcare Inc *	14,779	188,580
CryoLife Inc *	13,265	254,025
CSS Industries Inc	3,082	85,772
Curis Inc *	50,691	35,484
Cutera Inc *	5,720	259,402
Cytokinetics Inc *	18,044	147,059
CytomX Therapeutics Inc *	12,570	265,353
Darling Ingredients Inc *	67,866	1,230,411
Dean Foods Co	37,226	430,333
Deciphera Pharmaceuticals Inc *	3,198	72,499
Deluxe Corp	20,000	1,536,800
Depomed Inc *	25,009	201,322
Dermira Inc *	15,516	431,500
Diplomat Pharmacy Inc *	19,363	388,615
Dova Pharmaceuticals Inc *	1,628	46,886
Durect Corp *	52,888	48,752
Dynavax Technologies Corp *	25,285	472,829
Eagle Pharmaceuticals Inc *	3,112	166,243
Edge Therapeutics Inc *	7,343	68,804
Editas Medicine Inc *	14,688	451,362
elf Beauty Inc *	8,983	200,411
Emerald Expositions Events Inc	7,073	143,865
Emergent BioSolutions Inc *	13,861	644,121
Enanta Pharmaceuticals Inc *	6,205	364,109
Endologix Inc *	31,597	169,044
Ennis Inc	10,257	212,833

	Shares	Value
Entellus Medical Inc *	5,243	$127,877
Enzo Biochem Inc *	18,162	148,020
Epizyme Inc *	19,907	249,833
Esperion Therapeutics Inc *	7,141	470,163
Everi Holdings Inc *	27,582	207,968
EVERTEC Inc	25,291	345,222
Exact Sciences Corp *	48,604	2,553,654
Exactech Inc *	4,149	205,168
Farmer Brothers Co *	3,523	113,264
Fate Therapeutics Inc *	16,051	98,072
FibroGen Inc *	28,731	1,361,849
Five Prime Therapeutics Inc *	11,893	260,695
Flexion Therapeutics Inc *	13,478	337,489
FONAR Corp *	2,629	64,016
Forrester Research Inc	4,003	176,933
Fortress Biotech Inc *	14,405	57,476
Foundation Medicine Inc *	5,798	395,424
Franklin Covey Co *	4,282	88,852
Fresh Del Monte Produce Inc	13,230	630,674
FTI Consulting Inc *	15,848	680,830
G1 Therapeutics Inc *	2,865	56,842
Genesis Healthcare Inc *	17,231	13,146
GenMark Diagnostics Inc *	22,118	92,232
Genocea Biosciences Inc *	12,163	14,109
Genomic Health Inc *	7,837	268,025
Geron Corp *	64,868	116,762
Glaukos Corp *	11,375	291,769
Global Blood Therapeutics Inc *	15,226	599,143
Globus Medical Inc ‘A’ *	29,184	1,199,462
Grand Canyon Education Inc *	19,300	1,727,929
Great Lakes Dredge & Dock Corp *	20,918	112,957
Green Dot Corp ‘A’ *	19,388	1,168,321
Haemonetics Corp *	22,198	1,289,260
Halozyme Therapeutics Inc *	49,324	999,304
Halyard Health Inc *	19,190	886,194
Healthcare Services Group Inc	29,622	1,561,672
HealthEquity Inc *	20,300	947,198
HealthSouth Corp	40,574	2,004,761
Heidrick & Struggles International Inc	7,241	177,767
Helen of Troy Ltd *	11,208	1,079,891
Herc Holdings Inc *	9,924	621,342
Heron Therapeutics Inc *	19,733	357,167
Hertz Global Holdings Inc *	22,839	504,742
Heska Corp *	2,688	215,604
HMS Holdings Corp *	35,166	596,064
Horizon Pharma PLC *	66,755	974,623
Hostess Brands Inc *	32,839	486,346
Huron Consulting Group Inc *	8,774	354,908
ICF International Inc *	7,458	391,545
ICU Medical Inc *	6,191	1,337,256
Idera Pharmaceuticals Inc *	56,679	119,593
Ignyta Inc *	24,136	644,431
Immune Design Corp *	15,640	60,996
ImmunoGen Inc *	40,906	262,207
Immunomedics Inc *	42,155	681,225
Impax Laboratories Inc *	29,905	497,918
INC Research Holdings Inc ‘A’ *	22,561	983,660
Information Services Group Inc *	14,395	60,027
Ingles Markets Inc ‘A’	6,086	210,576
Innoviva Inc *	31,689	449,667
Inogen Inc *	6,926	824,748
Inovio Pharmaceuticals Inc *	32,039	132,321
Insmed Inc *	31,905	994,798
Insperity Inc	14,832	850,615
Insulet Corp *	23,987	1,655,103
Insys Therapeutics Inc *	10,891	104,771
Integer Holdings Corp *	12,976	587,813
Integra LifeSciences Holdings Corp *	26,020	1,245,317
Intellia Therapeutics Inc *	6,130	117,819

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Inter Parfums Inc	7,387	$320,965
Intersect ENT Inc *	10,876	352,382
Intra-Cellular Therapies Inc *	17,258	249,896
Invacare Corp	12,758	214,972
Invitae Corp *	16,806	152,598
Iovance Biotherapeutics Inc *	24,931	199,448
iRhythm Technologies Inc *	6,003	336,468
Ironwood Pharmaceuticals Inc *	56,625	848,809
J&J Snack Foods Corp	6,164	935,880
John B Sanfilippo & Son Inc	3,509	221,944
Jounce Therapeutics Inc *	5,364	68,391
K12 Inc *	15,763	250,632
K2M Group Holdings Inc *	17,578	316,404
Kala Pharmaceuticals Inc *	2,909	53,787
Karyopharm Therapeutics Inc *	14,573	139,901
Kelly Services Inc ‘A’	12,169	331,849
Keryx Biopharmaceuticals Inc *	37,397	173,896
Kforce Inc	10,245	258,686
Kindred Biosciences Inc *	8,944	84,521
Kindred Healthcare Inc	35,027	339,762
Korn/Ferry International	21,590	893,394
Kura Oncology Inc *	8,402	128,551
La Jolla Pharmaceutical Co *	7,586	244,117
Lancaster Colony Corp	7,749	1,001,248
Lannett Co Inc *	11,411	264,735
Lantheus Holdings Inc *	12,885	263,498
Laureate Education Inc ‘A’ *	22,503	305,141
LeMaitre Vascular Inc	6,335	201,706
LendingTree Inc *	2,675	910,704
Lexicon Pharmaceuticals Inc *	19,041	188,125
LHC Group Inc *	6,374	390,407
Liberty Tax Inc	1,837	20,207
Lifeway Foods Inc *	1,713	13,704
Ligand Pharmaceuticals Inc *	8,470	1,159,797
Limoneira Co	5,291	118,518
LivaNova PLC *	20,128	1,608,630
Loxo Oncology Inc *	9,594	807,623
LSC Communications Inc	14,595	221,114
Luminex Corp	17,231	339,451
MacroGenics Inc *	14,491	275,329
Madrigal Pharmaceuticals Inc *	1,571	144,202
Magellan Health Inc *	10,047	970,038
Masimo Corp *	18,668	1,583,046
Matinas BioPharma Holdings Inc *	22,782	26,427
Matthews International Corp ‘A’	13,196	696,749
McGrath RentCorp	9,742	457,679
MediciNova Inc *	13,401	86,704
Medifast Inc	4,376	305,489
Medpace Holdings Inc *	2,753	99,824
Melinta Therapeutics Inc *	4,218	66,644
Meridian Bioscience Inc	17,043	238,602
Merit Medical Systems Inc *	19,902	859,766
Merrimack Pharmaceuticals Inc	5,720	58,630
Mersana Therapeutics Inc *	1,562	25,664
MGP Ingredients Inc	5,314	408,540
MiMedx Group Inc *	42,680	538,195
Minerva Neurosciences Inc *	10,850	65,643
Miragen Therapeutics Inc *	5,267	54,935
Molina Healthcare Inc *	18,168	1,393,122
Momenta Pharmaceuticals Inc *	30,175	420,941
MoneyGram International Inc *	12,094	159,399
Monro Inc	13,360	760,852
MyoKardia Inc *	8,097	340,884
Myriad Genetics Inc *	27,216	934,734
NanoString Technologies Inc *	7,179	53,627
NantKwest Inc *	13,156	59,070
Natera Inc *	12,051	108,338
National Beverage Corp	4,764	464,204
National HealthCare Corp	4,647	283,188

	Shares	Value
National Research Corp ‘A’	3,849	$143,568
Natural Grocers by Vitamin Cottage Inc *	4,534	40,489
Natural Health Trends Corp	3,324	50,492
Nature’s Sunshine Products Inc	4,348	50,219
Natus Medical Inc *	12,465	476,163
Navigant Consulting Inc *	19,372	376,011
Nektar Therapeutics *	61,265	3,658,746
Neogen Corp *	15,383	1,264,636
NeoGenomics Inc *	24,776	219,515
Neos Therapeutics Inc *	11,148	113,710
Nevro Corp *	11,319	781,464
NewLink Genetics Corp *	13,210	107,133
Novavax Inc *	126,575	156,953
Novelion Therapeutics Inc * (Canada)	6,332	19,756
Novocure Ltd *	23,690	478,538
Nutrisystem Inc	12,523	658,710
NuVasive Inc *	20,960	1,225,950
NxStage Medical Inc *	26,309	637,467
Nymox Pharmaceutical Corp * (Canada)	12,095	39,914
Obalon Therapeutics Inc *	3,573	23,618
Ocular Therapeutix Inc *	9,811	43,659
Omeros Corp *	18,117	352,013
On Assignment Inc *	20,648	1,327,047
Optinose Inc *	1,995	37,706
OraSure Technologies Inc *	22,984	433,478
Organovo Holdings Inc *	41,821	56,040
Orthofix International NV *	6,947	380,001
OrthoPediatrics Corp *	1,483	28,459
Otonomy Inc *	12,202	67,721
Ovid therapeutics Inc *	2,156	21,280
Owens & Minor Inc	25,509	481,610
Oxford Immunotec Global PLC *	11,069	154,634
Pacific Biosciences of California Inc *	42,377	111,875
Pacira Pharmaceuticals Inc *	16,443	750,623
Paratek Pharmaceuticals Inc *	10,221	182,956
Paylocity Holding Corp *	10,700	504,612
PDL BioPharma Inc *	63,356	173,595
Penumbra Inc *	12,109	1,139,457
Performance Food Group Co *	37,163	1,230,095
Phibro Animal Health Corp ‘A’	8,198	274,633
Pieris Pharmaceuticals Inc *	14,786	111,634
Portola Pharmaceuticals Inc *	23,267	1,132,638
PRA Health Sciences Inc *	20,490	1,866,024
Prestige Brands Holdings Inc *	22,061	979,729
Primo Water Corp *	10,991	138,157
Progenics Pharmaceuticals Inc *	31,992	190,352
Protagonist Therapeutics Inc *	5,145	107,016
Prothena Corp PLC * (Ireland)	16,195	607,151
PTC Therapeutics Inc *	16,675	278,139
Pulse Biosciences Inc *	3,938	92,937
Puma Biotechnology Inc *	11,850	1,171,372
Quad/Graphics Inc	13,248	299,405
Quidel Corp *	11,577	501,863
Quotient Ltd *	11,409	56,475
Ra Pharmaceuticals Inc *	5,076	43,146
Radius Health Inc *	15,410	489,576
RadNet Inc *	16,577	167,428
Reata Pharmaceuticals Inc ‘A’ *	4,588	129,932
Recro Pharma Inc *	5,734	53,040
REGENXBIO Inc *	10,888	362,026
Rent-A-Center Inc	18,858	209,324
Repligen Corp *	15,544	563,936
Resources Connection Inc	12,715	196,447
Retrophin Inc *	15,965	336,383
Revance Therapeutics Inc *	9,504	339,768
Revlon Inc ‘A’ *	5,334	116,281
Rhythm Pharmaceuticals Inc *	3,284	95,433
Rigel Pharmaceuticals Inc *	59,964	232,660
Rockwell Medical Inc *	20,913	121,714

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
RPX Corp	20,132	$270,574
RR Donnelley & Sons Co	29,363	273,076
RTI Surgical Inc *	26,487	108,597
Sage Therapeutics Inc *	15,629	2,574,253
Sanderson Farms Inc	8,336	1,156,870
Sangamo Therapeutics Inc *	34,442	564,849
Sarepta Therapeutics Inc *	25,069	1,394,839
SEACOR Marine Holdings Inc *	7,128	83,398
Select Medical Holdings Corp *	45,200	797,780
Selecta Biosciences Inc *	5,033	49,374
Seneca Foods Corp ‘A’ *	3,008	92,496
Seres Therapeutics Inc *	8,307	84,233
ServiceSource International Inc *	32,718	101,099
Sienna Biopharmaceuticals Inc *	1,487	26,989
Sientra Inc *	5,987	84,177
Smart & Final Stores Inc *	11,160	95,418
Snyder’s-Lance Inc	35,780	1,791,862
Sotheby’s *	15,580	803,928
SP Plus Corp *	6,978	258,884
Spark Therapeutics Inc *	11,259	578,938
SpartanNash Co	14,904	397,639
Spectrum Pharmaceuticals Inc *	35,806	678,524
Spero Therapeutics Inc *	2,584	30,362
STAAR Surgical Co *	17,818	276,179
Stemline Therapeutics Inc *	8,397	130,993
Strayer Education Inc	4,376	392,002
Strongbridge Biopharma PLC *	9,097	65,953
Sucampo Pharmaceuticals Inc ‘A’ *	9,304	167,007
Supernus Pharmaceuticals Inc *	20,310	809,353
SUPERVALU Inc *	15,464	334,022
Surgery Partners Inc *	8,888	107,545
Surmodics Inc *	5,026	140,728
Syndax Pharmaceuticals Inc *	3,769	33,016
Synergy Pharmaceuticals Inc *	98,539	219,742
Syros Pharmaceuticals Inc *	5,363	52,182
Tactile Systems Technology Inc *	5,329	154,434
Team Inc *	11,304	168,430
Tejon Ranch Co *	7,603	157,838
Teladoc Inc *	22,643	789,109
Teligent Inc *	19,410	70,458
Tenet Healthcare Corp *	34,005	515,516
Tetraphase Pharmaceuticals Inc *	20,751	130,731
Textainer Group Holdings Ltd *	11,786	253,399
TG Therapeutics Inc *	21,044	172,561
The Andersons Inc	10,840	337,666
The Boston Beer Co Inc ‘A’ *	3,446	658,531
The Brink’s Co	18,963	1,492,388
The Chefs’ Warehouse Inc *	8,682	177,981
The Ensign Group Inc	19,514	433,211
The Hackett Group Inc	10,583	166,259
The Medicines Co *	28,051	766,914
The Providence Service Corp *	4,467	265,072
TherapeuticsMD Inc *	67,918	410,225
Theravance Biopharma Inc * (Cayman)	16,997	474,046
Tivity Health Inc *	14,934	545,838
Tocagen Inc *	6,954	71,279
Tootsie Roll Industries Inc	6,959	253,308
Travelport Worldwide Ltd	52,031	680,045
Trevena Inc *	20,793	33,269
TriNet Group Inc *	17,294	766,816
Triple-S Management Corp ‘B’ *	9,448	234,783
TrueBlue Inc *	16,687	458,892
Turning Point Brands Inc	2,784	58,826
Ultragenyx Pharmaceutical Inc *	16,636	771,578
United Natural Foods Inc *	21,169	1,042,997
Universal Corp	10,325	542,062
US Physical Therapy Inc	4,872	351,758
USANA Health Sciences Inc *	4,663	345,295
Utah Medical Products Inc	1,492	121,449

	Shares	Value
Vanda Pharmaceuticals Inc *	19,141	$290,943
Varex Imaging Corp *	15,580	625,849
VBI Vaccines Inc *	16,299	69,597
Vector Group Ltd	40,418	904,555
Vectrus Inc *	4,174	128,768
Veracyte Inc *	10,101	65,960
Versartis Inc *	13,884	30,545
Viad Corp	8,206	454,612
ViewRay Inc *	12,617	116,833
Village Super Market Inc ‘A’	3,239	74,270
Viveve Medical Inc *	6,446	32,037
Voyager Therapeutics Inc *	7,484	124,234
vTv Therapeutics Inc ‘A’ *	3,577	21,498
WaVe Life Sciences Ltd *	5,130	180,063
WD-40 Co	5,780	682,040
Weight Watchers International Inc *	11,286	499,744
Weis Markets Inc	4,002	165,643
Willdan Group Inc *	3,315	79,361
Wright Medical Group NV *	42,831	950,848
XBiotech Inc *	8,077	31,823
Xencor Inc *	16,139	353,767
ZIOPHARM Oncology Inc *	57,039	236,141
Zogenix Inc *	14,236	570,152
Zynerba Pharmaceuticals Inc *	4,947	61,936

		186,502,080

Diversified - 0.1%

HRG Group Inc *	48,837	827,787

Energy - 3.7%

Abraxas Petroleum Corp *	65,807	161,885
Adams Resources & Energy Inc	1,159	50,417
Approach Resources Inc *	18,393	54,443
Arch Coal Inc ‘A’	7,913	737,175
Archrock Inc	27,949	293,464
Basic Energy Services Inc *	7,528	176,682
Bill Barrett Corp *	32,975	169,162
Bonanza Creek Energy Inc *	8,800	242,792
Bristow Group Inc	12,641	170,274
C&J Energy Services Inc *	19,191	642,323
California Resources Corp *	17,019	330,849
Callon Petroleum Co *	84,418	1,025,679
CARBO Ceramics Inc *	9,172	93,371
Carrizo Oil & Gas Inc *	31,931	679,492
Clean Energy Fuels Corp *	59,057	119,886
Cloud Peak Energy Inc *	32,270	143,602
Contango Oil & Gas Co *	9,930	46,770
CVR Energy Inc	6,368	237,144
Delek US Holdings Inc	32,621	1,139,778
Denbury Resources Inc *	156,300	345,423
Diamond Offshore Drilling Inc *	26,241	487,820
Dril-Quip Inc *	15,567	742,546
Earthstone Energy Inc ‘A’ *	9,705	103,164
Eclipse Resources Corp *	37,743	90,583
Energy XXI Gulf Coast Inc *	12,988	74,551
Ensco PLC ‘A’	177,217	1,047,352
EP Energy Corp ‘A’ *	17,887	42,213
Era Group Inc *	9,492	102,039
Evolution Petroleum Corp	11,373	77,905
Exterran Corp *	13,279	417,492
Flotek Industries Inc *	24,630	114,776
Forum Energy Technologies Inc *	32,233	501,223
Frank’s International NV	21,458	142,696
FutureFuel Corp	11,123	156,723
Gastar Exploration Inc *	76,360	80,178
Geospace Technologies Corp *	6,016	78,028
Green Plains Inc	16,635	280,300
Gulf Island Fabrication Inc	5,710	76,657

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Halcon Resources Corp *	53,154	$402,376
Hallador Energy Co	6,577	40,054
Helix Energy Solutions Group Inc *	59,051	445,245
Independence Contract Drilling Inc *	13,218	52,608
Isramco Inc *	298	31,186
Jagged Peak Energy Inc *	23,663	373,402
Jones Energy Inc ‘A’ *	27,699	30,469
Key Energy Services Inc *	4,410	51,994
Lilis Energy Inc *	18,234	93,176
Mammoth Energy Services Inc *	3,417	67,076
Matador Resources Co *	39,592	1,232,499
Matrix Service Co *	10,243	182,325
McDermott International Inc *	115,302	758,687
Midstates Petroleum Co Inc *	5,128	85,022
MRC Global Inc *	37,334	631,691
NACCO Industries Inc ‘A’	1,612	60,692
Natural Gas Services Group Inc *	5,805	152,091
NCS Multistage Holdings Inc *	4,803	70,796
Newpark Resources Inc *	35,501	305,309
Noble Corp PLC *	98,651	445,903
NOW Inc *	43,342	478,062
Oasis Petroleum Inc *	108,691	914,091
Oil States International Inc *	21,220	600,526
Pacific Ethanol Inc *	17,888	81,390
Panhandle Oil & Gas Inc ‘A’	6,011	123,526
Par Pacific Holdings Inc *	12,565	242,253
Parker Drilling Co *	55,987	55,987
Pattern Energy Group Inc	31,762	682,565
PDC Energy Inc *	26,885	1,385,653
Peabody Energy Corp *	27,455	1,080,903
Penn Virginia Corp *	6,264	244,985
PHI Inc *	5,756	66,597
Pioneer Energy Services Corp *	32,726	99,814
Plug Power Inc *	97,064	229,071
ProPetro Holding Corp *	23,245	468,619
Ramaco Resources Inc *	2,480	17,062
Ranger Energy Services Inc *	1,925	17,768
Renewable Energy Group Inc *	16,666	196,659
Resolute Energy Corp *	9,457	297,612
REX American Resources Corp *	2,363	195,633
Ring Energy Inc *	19,756	274,608
Rowan Cos PLC ‘A’ *	48,335	756,926
Sanchez Energy Corp *	25,625	136,069
SandRidge Energy Inc *	13,777	290,281
SEACOR Holdings Inc *	7,090	327,700
Select Energy Services Inc ‘A’ *	10,760	196,262
SemGroup Corp ‘A’	27,675	835,785
SilverBow Resources Inc *	3,135	93,172
Solaris Oilfield Infrastructure Inc ‘A’ *	6,849	146,637
SRC Energy Inc *	99,439	848,215
Stone Energy Corp *	8,455	271,913
SunCoke Energy Inc *	25,687	307,987
Sunrun Inc *	37,325	220,217
Superior Energy Services Inc *	63,249	609,088
Tellurian Inc *	24,005	233,809
TerraForm Power Inc ‘A’	18,415	220,243
TETRA Technologies Inc *	49,773	212,531
Thermon Group Holdings Inc *	12,982	307,284
TPI Composites Inc *	4,665	95,446
Trecora Resources *	9,198	124,173
Ultra Petroleum Corp *	81,907	742,077
Unit Corp *	20,790	457,380
Vivint Solar Inc *	12,163	49,260
W&T Offshore Inc *	41,070	135,942
Warrior Met Coal Inc	13,627	342,719
Westmoreland Coal Co *	8,755	10,594
WildHorse Resource Development Corp *	19,558	360,063

		33,074,615

	Shares	Value
Financial - 23.8%

1st Source Corp	6,971	$344,716
Acadia Realty Trust REIT	34,064	931,991
Access National Corp	6,029	167,847
ACNB Corp	2,596	76,712
AG Mortgage Investment Trust Inc REIT	11,909	226,390
Agree Realty Corp REIT	11,697	601,694
Aircastle Ltd	20,112	470,420
Alexander & Baldwin Inc REIT	19,725	547,171
Alexander’s Inc REIT	885	350,327
Allegiance Bancshares Inc *	5,032	189,455
Altisource Portfolio Solutions SA *	4,419	123,732
Altisource Residential Corp REIT	20,836	247,115
Ambac Financial Group Inc *	16,389	261,896
American Assets Trust Inc REIT	17,085	653,330
American Equity Investment Life Holding Co	36,248	1,113,901
American National Bankshares Inc	2,933	112,334
Ameris Bancorp	14,619	704,636
AMERISAFE Inc	8,011	493,478
Ames National Corp	4,187	116,608
AmTrust Financial Services Inc	34,414	346,549
Anworth Mortgage Asset Corp REIT	38,169	207,639
Apollo Commercial Real Estate Finance Inc REIT	43,142	795,970
Ares Commercial Real Estate Corp REIT	13,059	168,461
Argo Group International Holdings Ltd	11,927	735,300
Arlington Asset Investment Corp ‘A’	5,714	67,311
Armada Hoffler Properties Inc REIT	19,936	309,606
ARMOUR Residential REIT Inc	15,997	411,443
Arrow Financial Corp	5,407	183,568
Artisan Partners Asset Management Inc ‘A’	18,811	743,034
Ashford Hospitality Prime Inc REIT	11,591	112,780
Ashford Hospitality Trust Inc REIT	33,370	224,580
Associated Capital Group Inc ‘A’	2,327	79,351
Atlantic Capital Bancshares Inc *	9,082	159,843
Atlas Financial Holdings Inc *	5,038	103,531
Baldwin & Lyons Inc ‘B’	4,087	97,884
Banc of California Inc	17,754	366,620
BancFirst Corp	6,753	345,416
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	12,416	333,990
BancorpSouth Bank	35,009	1,101,033
Bank Mutual Corp	16,568	176,449
Bank of Commerce Holdings	6,480	74,520
Bank of Marin Bancorp	2,775	188,700
BankFinancial Corp	6,532	100,201
Bankwell Financial Group Inc	2,652	91,070
Banner Corp	13,868	764,404
Bar Harbor Bankshares	6,730	181,777
BCB Bancorp Inc	4,022	58,319
Bear State Financial Inc	8,091	82,771
Beneficial Bancorp Inc	27,653	454,892
Berkshire Hills Bancorp Inc	16,285	596,031
Blackhawk Network Holdings Inc *	22,429	799,594
Blue Capital Reinsurance Holdings Ltd (Bermuda)	3,012	36,295
Blue Hills Bancorp Inc	10,139	203,794
Bluerock Residential Growth REIT Inc	10,621	107,378
BofI Holding Inc *	25,297	756,380
Boston Private Financial Holdings Inc	35,555	549,325
Bridge Bancorp Inc	7,824	273,840
Brookline Bancorp Inc	29,517	463,417
Bryn Mawr Bank Corp	7,339	324,384
BSB Bancorp Inc *	3,773	110,360
Byline Bancorp Inc *	2,702	62,065
C&F Financial Corp	1,419	82,302
Cadence BanCorp *	7,150	193,908
Camden National Corp	6,125	258,046

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Cannae Holdings Inc *	26,207	$446,305
Capital City Bank Group Inc	4,923	112,934
Capitol Federal Financial Inc	53,881	722,544
Capstar Financial Holdings Inc *	3,679	76,413
Capstead Mortgage Corp REIT	42,172	364,788
CareTrust REIT Inc	31,461	527,286
Carolina Financial Corp	7,385	274,353
Cass Information Systems Inc	4,914	286,044
CatchMark Timber Trust Inc ‘A’ REIT	15,852	208,137
Cathay General Bancorp	31,271	1,318,698
CBL & Associates Properties Inc REIT	70,497	399,013
CBTX Inc	990	29,363
Cedar Realty Trust Inc REIT	35,395	215,202
CenterState Bank Corp	22,356	575,220
Central Pacific Financial Corp	11,926	355,753
Central Valley Community Bancorp	3,731	75,292
Century Bancorp Inc ‘A’	1,313	102,742
Charter Financial Corp	5,485	96,207
Chatham Lodging Trust REIT	17,512	398,573
Chemical Financial Corp	29,501	1,577,418
Chemung Financial Corp	1,328	63,877
Cherry Hill Mortgage Investment Corp REIT	4,550	81,855
Chesapeake Lodging Trust REIT	25,062	678,930
Citizens & Northern Corp	5,517	132,408
Citizens Inc *	17,873	131,367
City Holding Co	6,477	437,003
City Office REIT Inc	13,422	174,620
Civista Bancshares Inc	4,199	92,378
Clifton Bancorp Inc	9,057	154,875
Clipper Realty Inc REIT	6,562	65,554
CNB Financial Corp	6,566	172,292
CNO Financial Group Inc	69,520	1,716,449
CoBiz Financial Inc	16,608	331,994
Codorus Valley Bancorp Inc	3,773	103,871
Cohen & Steers Inc	8,744	413,504
Columbia Banking System Inc	29,599	1,285,781
Community Bank System Inc	20,201	1,085,804
Community Bankers Trust Corp *	9,070	73,921
Community Healthcare Trust Inc REIT	6,948	195,239
Community Trust Bancorp Inc	6,736	317,266
ConnectOne Bancorp Inc	12,421	319,841
Consolidated-Tomoka Land Co	1,410	89,535
CorEnergy Infrastructure Trust Inc REIT	4,659	177,974
County Bancorp Inc	1,957	58,240
Cousins Properties Inc REIT	175,842	1,626,538
Cowen Inc *	10,224	139,558
Crawford & Co ‘B’	6,161	59,269
Customers Bancorp Inc *	11,221	291,634
CVB Financial Corp	41,690	982,216
CYS Investments Inc REIT	66,878	537,030
Diamond Hill Investment Group Inc	1,303	269,278
DiamondRock Hospitality Co REIT	82,250	928,602
Dime Community Bancshares Inc	12,917	270,611
DNB Financial Corp	1,283	43,237
Donegal Group Inc ‘A’	4,102	70,965
Dynex Capital Inc REIT	18,289	128,206
Eagle Bancorp Inc *	12,821	742,336
Easterly Government Properties Inc REIT	16,518	352,494
EastGroup Properties Inc REIT	14,244	1,258,885
Education Realty Trust Inc REIT	31,451	1,098,269
eHealth Inc *	6,803	118,168
Elevate Credit Inc *	6,309	47,507
Ellie Mae Inc *	13,968	1,248,739
Ellington Residential Mortgage REIT	4,179	50,315
EMC Insurance Group Inc	3,792	108,792
Employers Holdings Inc	13,296	590,342
Encore Capital Group Inc *	10,053	423,231
Enova International Inc *	14,420	219,184
Enstar Group Ltd * (Bermuda)	4,637	930,878

	Shares	Value
Entegra Financial Corp *	2,833	$82,865
Enterprise Bancorp Inc	3,701	126,019
Enterprise Financial Services Corp	8,888	401,293
Equity Bancshares Inc ‘A’ *	4,623	163,700
ESSA Bancorp Inc	3,495	54,767
Essent Group Ltd *	33,374	1,449,099
Evans Bancorp Inc	1,947	81,579
Evercore Inc ‘A’	15,985	1,438,650
Farmers & Merchants Bancorp Inc	3,632	148,186
Farmers Capital Bank Corp	3,408	131,208
Farmers National Banc Corp	10,443	154,034
Farmland Partners Inc REIT	14,510	125,947
FB Financial Corp *	5,302	222,631
FBL Financial Group Inc ‘A’	4,283	298,311
FCB Financial Holdings Inc ‘A’ *	14,753	749,452
Federal Agricultural Mortgage Corp ‘C’	3,873	303,024
Federated National Holding Co	4,504	74,631
Fidelity Southern Corp	8,863	193,213
Financial Engines Inc	24,222	733,927
Financial Institutions Inc	6,466	201,093
First Bancorp Inc	4,817	131,167
First Bancorp NC	11,275	398,120
First BanCorp PR *	76,697	391,155
First Busey Corp	16,286	487,603
First Business Financial Services Inc	3,919	86,688
First Citizens BancShares Inc ‘A’	3,077	1,240,031
First Commonwealth Financial Corp	38,638	553,296
First Community Bancshares Inc	7,175	206,138
First Connecticut Bancorp Inc	6,082	159,044
First Defiance Financial Corp	4,273	222,068
First Financial Bancorp	24,957	657,617
First Financial Bankshares Inc	25,986	1,170,669
First Financial Corp	4,228	191,740
First Financial Northwest Inc	3,820	59,248
First Foundation Inc *	12,326	228,524
First Guaranty Bancshares Inc	1,742	43,550
First Industrial Realty Trust Inc REIT	49,151	1,546,782
First Internet Bancorp	3,113	118,761
First Interstate BancSystem Inc ‘A’	11,173	447,479
First Merchants Corp	16,962	713,422
First Mid-Illinois Bancshares Inc	4,340	167,264
First Midwest Bancorp Inc	41,874	1,005,395
First Northwest Bancorp *	5,032	82,022
Flagstar Bancorp Inc *	9,072	339,474
Flushing Financial Corp	11,502	316,305
FNB Bancorp	2,188	79,840
Forestar Group Inc *	4,018	88,396
Four Corners Property Trust Inc REIT	25,671	659,745
Franklin Financial Network Inc *	5,158	175,888
Franklin Street Properties Corp REIT	42,340	454,732
FRP Holdings Inc *	2,450	108,413
Fulton Financial Corp	70,191	1,256,419
GAIN Capital Holdings Inc	13,145	131,450
GAMCO Investors Inc ‘A’	2,326	68,966
Genworth Financial Inc ‘A’ *	207,226	644,473
German American Bancorp Inc	8,717	307,972
Getty Realty Corp REIT	12,259	332,954
Glacier Bancorp Inc	32,569	1,282,893
Gladstone Commercial Corp REIT	10,540	221,972
Global Indemnity Ltd * (Cayman)	3,294	138,414
Global Medical REIT Inc	7,069	57,966
Global Net Lease Inc REIT	27,994	576,117
Government Properties Income Trust REIT	29,654	549,785
Gramercy Property Trust REIT	66,329	1,768,331
Granite Point Mortgage Trust Inc REIT	18,169	322,318
Great Ajax Corp REIT	7,404	102,323
Great Southern Bancorp Inc	4,749	245,286
Great Western Bancorp Inc	23,965	953,807
Green Bancorp Inc *	9,242	187,613

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Greene County Bancorp Inc	989	$32,241
Greenhill & Co Inc	9,647	188,116
Greenlight Capital Re Ltd ‘A’ *	12,224	245,702
Guaranty Bancorp	10,158	280,869
Guaranty Bancshares Inc	870	26,666
Hallmark Financial Services Inc *	6,882	71,779
Hamilton Lane Inc ‘A’	6,258	221,471
Hancock Holding Co	34,848	1,724,976
Hanmi Financial Corp	13,515	410,180
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	21,478	516,761
HarborOne Bancorp Inc *	5,755	110,266
HCI Group Inc	3,542	105,906
Health Insurance Innovations Inc ‘A’ *	4,884	121,856
Healthcare Realty Trust Inc REIT	50,878	1,634,201
Heartland Financial USA Inc	10,024	537,788
Heritage Commerce Corp	15,616	239,237
Heritage Financial Corp	11,901	366,551
Heritage Insurance Holdings Inc	9,699	174,776
Hersha Hospitality Trust REIT	15,015	261,261
HFF Inc ‘A’	15,277	743,073
Hilltop Holdings Inc	29,614	750,123
Hingham Institution for Savings	486	100,602
Home Bancorp Inc	2,454	106,062
Home BancShares Inc	65,063	1,512,715
HomeStreet Inc *	10,624	307,565
HomeTrust Bancshares Inc *	6,936	178,602
Hope Bancorp Inc	54,467	994,023
Horace Mann Educators Corp	16,799	740,836
Horizon Bancorp	9,209	256,010
Houlihan Lokey Inc	11,204	508,998
Howard Bancorp Inc *	3,720	81,840
IBERIABANK Corp	20,766	1,609,365
Impac Mortgage Holdings Inc *	4,426	44,968
Independence Holding Co	2,110	57,920
Independence Realty Trust Inc REIT	32,687	329,812
Independent Bank Corp MA	11,242	785,254
Independent Bank Corp MI	8,889	198,669
Independent Bank Group Inc	7,259	490,708
Infinity Property & Casualty Corp	4,441	470,746
InfraREIT Inc *	17,150	318,647
International Bancshares Corp	21,961	871,852
INTL. FCStone Inc *	6,103	259,561
Invesco Mortgage Capital Inc REIT	46,875	835,781
Investar Holding Corp	3,508	84,543
Investment Technology Group Inc	13,550	260,837
Investors Bancorp Inc	107,341	1,489,893
Investors Real Estate Trust REIT	48,816	277,275
Investors Title Co	679	134,680
iStar Inc REIT *	25,707	290,489
James River Group Holdings Ltd	9,356	374,334
Jernigan Capital Inc REIT	5,553	105,563
Kearny Financial Corp	31,436	454,250
Kemper Corp	16,389	1,129,202
Kennedy-Wilson Holdings Inc	49,470	858,304
Kingstone Cos Inc	3,957	74,392
Kinsale Capital Group Inc	6,327	284,715
Kite Realty Group Trust REIT	34,470	675,612
KKR Real Estate Finance Trust Inc REIT	4,590	91,846
Ladder Capital Corp REIT	31,439	428,514
Ladenburg Thalmann Financial Services Inc	48,233	152,416
Lakeland Bancorp Inc	19,429	374,008
Lakeland Financial Corp	10,037	486,694
LaSalle Hotel Properties REIT	47,194	1,324,736
LCNB Corp	3,582	73,252
LegacyTexas Financial Group Inc	19,850	837,868
LendingClub Corp *	133,871	552,887
Lexington Realty Trust REIT	89,877	867,313
Live Oak Bancshares Inc	8,886	211,931

	Shares	Value
LTC Properties Inc REIT	16,137	$702,766
Macatawa Bank Corp	11,342	113,420
Mack-Cali Realty Corp REIT	38,066	820,703
Maiden Holdings Ltd	28,006	184,840
MainSource Financial Group Inc	10,749	390,296
Malvern Bancorp Inc *	2,731	71,552
Marcus & Millichap Inc *	6,859	223,672
Marlin Business Services Corp	4,128	92,467
Maui Land & Pineapple Co Inc *	2,837	49,080
MB Financial Inc	33,450	1,489,194
MBIA Inc *	36,549	267,539
MBT Financial Corp	7,908	83,825
MedEquities Realty Trust Inc REIT	12,823	143,874
Medley Management Inc ‘A’	2,654	17,251
Mercantile Bank Corp	7,063	249,818
Merchants Bancorp	2,125	41,820
Meridian Bancorp Inc	19,936	410,682
Meta Financial Group Inc	3,594	332,984
Metropolitan Bank Holding Corp *	1,214	51,109
MGIC Investment Corp *	153,318	2,163,317
Middlefield Banc Corp	1,111	53,550
Midland States Bancorp Inc	6,628	215,277
MidSouth Bancorp Inc	6,017	79,725
MidWestOne Financial Group Inc	4,814	161,413
Moelis & Co ‘A’	12,934	627,299
Monmouth Real Estate Investment Corp REIT	29,588	526,666
MTGE Investment Corp REIT	19,963	369,315
MutualFirst Financial Inc	2,199	84,771
National Bank Holdings Corp ‘A’	10,798	350,179
National Bankshares Inc	3,118	141,713
National Commerce Corp *	4,574	184,103
National General Holdings Corp	20,288	398,456
National Health Investors Inc REIT	16,724	1,260,655
National Storage Affiliates Trust REIT	18,433	502,484
National Western Life Group Inc ‘A’	882	291,960
Nationstar Mortgage Holdings Inc *	11,351	209,993
NBT Bancorp Inc	16,597	610,770
Nelnet Inc ‘A’	7,681	420,765
New Senior Investment Group Inc REIT	36,615	276,809
New York Mortgage Trust Inc REIT	46,131	284,628
NexPoint Residential Trust Inc REIT	7,234	202,118
NI Holdings Inc *	4,513	76,631
Nicolet Bankshares Inc *	3,598	196,955
NMI Holdings Inc ‘A’ *	23,265	395,505
Northeast Bancorp	2,664	61,672
Northfield Bancorp Inc	18,535	316,578
Northrim BanCorp Inc	2,930	99,181
NorthStar Realty Europe Corp REIT	23,124	310,555
Northwest Bancshares Inc	40,126	671,308
Norwood Financial Corp	2,404	79,332
OceanFirst Financial Corp	13,661	358,601
Ocwen Financial Corp *	46,087	144,252
OFG Bancorp	16,242	152,675
Ohio Valley Banc Corp	1,692	68,357
Old Line Bancshares Inc	3,634	106,985
Old National Bancorp	56,576	987,251
Old Point Financial Corp	1,492	44,387
Old Second Bancorp Inc	13,247	180,822
OM Asset Management PLC	30,337	508,145
On Deck Capital Inc *	21,841	125,367
One Liberty Properties Inc REIT	6,080	157,594
Oppenheimer Holdings Inc ‘A’	3,893	104,332
Opus Bank *	8,007	218,591
Orchid Island Capital Inc REIT	17,102	158,707
Oritani Financial Corp	16,871	276,684
Orrstown Financial Services Inc	2,919	73,705
Owens Realty Mortgage Inc REIT	4,606	73,742
Pacific Mercantile Bancorp *	6,575	57,531

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Pacific Premier Bancorp Inc *	15,822	$632,880
Paragon Commercial Corp *	1,811	96,363
Park National Corp	5,578	580,112
Parke Bancorp Inc	2,418	49,690
PCSB Financial Corp *	7,856	149,657
Peapack Gladstone Financial Corp	7,521	263,385
Pebblebrook Hotel Trust REIT	28,550	1,061,203
Penns Woods Bancorp Inc	2,177	101,405
Pennsylvania REIT	27,662	328,901
PennyMac Financial Services Inc ‘A’ *	4,235	94,652
PennyMac Mortgage Investment Trust REIT	25,638	412,003
People’s Utah Bancorp	5,871	177,891
Peoples Bancorp Inc	6,850	223,447
Peoples Bancorp of North Carolina Inc	1,949	59,815
Peoples Financial Services Corp	3,022	140,765
PHH Corp *	12,174	125,392
Physicians Realty Trust REIT	74,160	1,334,138
Piper Jaffray Cos	5,822	502,147
PJT Partners Inc ‘A’	7,508	342,365
Potlatch Corp REIT	16,652	830,935
PRA Group Inc *	18,826	625,023
Preferred Apartment Communities Inc ‘A’ REIT	14,865	301,016
Preferred Bank	5,653	332,283
Premier Financial Bancorp Inc	3,979	79,898
Primerica Inc	18,390	1,867,504
Provident Bancorp Inc *	1,830	48,404
Provident Financial Holdings Inc	2,823	51,943
Provident Financial Services Inc	24,989	673,953
Prudential Bancorp Inc	3,355	59,048
PS Business Parks Inc REIT	8,229	1,029,366
Pzena Investment Management Inc ‘A’	6,395	68,235
QCR Holdings Inc	4,963	212,665
QTS Realty Trust Inc ‘A’ REIT	20,094	1,088,291
Quality Care Properties Inc REIT *	38,366	529,834
R1 RCM Inc *	44,253	195,156
Radian Group Inc	89,571	1,846,058
RAIT Financial Trust REIT	41,804	15,677
Ramco-Gershenson Properties Trust REIT	32,428	477,664
RBB Bancorp	1,071	29,313
RE/MAX Holdings Inc ‘A’	7,560	366,660
Redfin Corp *	4,820	150,962
Redwood Trust Inc REIT	30,678	454,648
Regional Management Corp *	3,762	98,978
Reliant Bancorp Inc	2,899	74,330
Renasant Corp	18,130	741,336
Republic Bancorp Inc ‘A’	3,858	146,681
Republic First Bancorp Inc *	21,084	178,160
Resource Capital Corp REIT	13,421	125,755
Retail Opportunity Investments Corp REIT	44,574	889,251
Rexford Industrial Realty Inc REIT	32,397	944,697
Riverview Bancorp Inc	8,183	70,947
RLI Corp	16,220	983,905
RLJ Lodging Trust REIT	70,576	1,550,555
Ryman Hospitality Properties Inc REIT	18,551	1,280,390
S&T Bancorp Inc	14,348	571,194
Sabra Health Care REIT Inc	73,768	1,384,625
Safeguard Scientifics Inc *	9,642	107,990
Safety Income & Growth Inc REIT	3,753	66,053
Safety Insurance Group Inc	6,090	489,636
Sandy Spring Bancorp Inc	9,403	366,905
Saul Centers Inc REIT	4,921	303,872
Seacoast Banking Corp of Florida *	17,407	438,830
Select Income REIT	26,390	663,181
Selective Insurance Group Inc	24,061	1,412,381
Seritage Growth Properties REIT	10,469	423,576
ServisFirst Bancshares Inc	19,439	806,718
Shore Bancshares Inc	5,418	90,481
SI Financial Group Inc	4,562	67,061

	Shares	Value
Sierra Bancorp	5,397	$143,344
Silvercrest Asset Management Group Inc ‘A’	3,002	48,182
Simmons First National Corp ‘A’	16,353	933,756
SmartFinancial Inc *	3,026	65,664
South State Corp	14,845	1,293,742
Southern First Bancshares Inc *	2,558	105,518
Southern Missouri Bancorp Inc	2,531	95,140
Southern National Bancorp of Virginia Inc	8,208	131,574
Southside Bancshares Inc	10,688	359,972
STAG Industrial Inc REIT	39,380	1,076,255
State Auto Financial Corp	7,165	208,645
State Bank Financial Corp	16,261	485,228
Sterling Bancorp	88,995	2,189,277
Stewart Information Services Corp	8,597	363,653
Stifel Financial Corp	27,506	1,638,257
Stock Yards Bancorp Inc	9,530	359,281
Stratus Properties Inc	2,723	80,873
Summit Financial Group Inc	4,678	123,125
Summit Hotel Properties Inc REIT	43,045	655,575
Sun Bancorp Inc	4,374	106,288
Sunshine Bancorp Inc *	3,168	72,674
Sunstone Hotel Investors Inc REIT	92,838	1,534,612
Sutherland Asset Management Corp REIT	7,709	116,791
Terreno Realty Corp REIT	22,284	781,277
Territorial Bancorp Inc	2,550	78,719
Texas Capital Bancshares Inc *	20,540	1,826,006
The Bancorp Inc *	19,048	188,194
The Bank of NT Butterfield & Son Ltd (Bermuda)	22,580	819,428
The Community Financial Corp	1,669	63,923
The First Bancshares Inc	4,446	152,053
The First of Long Island Corp	9,953	283,660
The GEO Group Inc REIT	50,663	1,195,647
The Navigators Group Inc	8,596	418,625
The RMR Group Inc ‘A’	2,891	171,436
The St Joe Co *	17,988	324,683
Third Point Reinsurance Ltd * (Bermuda)	37,015	542,270
Tier REIT Inc	19,344	394,424
Timberland Bancorp Inc	2,603	69,110
Tiptree Inc	12,729	75,738
Tompkins Financial Corp	6,082	494,771
Towne Bank	23,078	709,648
TPG RE Finance Trust Inc REIT	3,718	70,828
Transcontinental Realty Investors Inc *	799	25,025
TriCo Bancshares	8,848	334,985
Trinity Place Holdings Inc *	8,711	60,541
TriState Capital Holdings Inc *	9,755	224,365
Triumph Bancorp Inc *	6,856	215,964
Trupanion Inc *	9,799	286,817
TrustCo Bank Corp	38,664	355,709
Trustmark Corp	28,374	903,996
Two River Bancorp	3,020	54,753
UMB Financial Corp	18,521	1,332,030
UMH Properties Inc REIT	11,640	173,436
Umpqua Holdings Corp	92,183	1,917,406
Union Bankshares Corp	17,765	642,560
Union Bankshares Inc	1,625	86,044
United Bankshares Inc	41,108	1,428,503
United Community Banks Inc	29,805	838,713
United Community Financial Corp	22,607	206,402
United Financial Bancorp Inc	21,085	371,939
United Fire Group Inc	7,740	352,789
United Insurance Holdings Corp	7,994	137,897
United Security Bancshares	5,428	59,708
Unity Bancorp Inc	3,189	62,983
Universal Health Realty Income Trust REIT	5,098	382,911
Universal Insurance Holdings Inc	12,836	351,065
Univest Corp of Pennsylvania	10,222	286,727

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Urban Edge Properties REIT	42,956	$1,094,948
Urstadt Biddle Properties Inc ‘A’ REIT	11,290	245,445
Valley National Bancorp	106,691	1,197,073
Veritex Holdings Inc *	6,212	171,389
Virtu Financial Inc ‘A’	10,404	190,393
Virtus Investment Partners Inc	2,939	338,132
Waddell & Reed Financial Inc ‘A’	33,079	738,985
WageWorks Inc *	16,556	1,026,472
Walker & Dunlop Inc *	11,395	541,262
Washington REIT	32,980	1,026,338
Washington Federal Inc	35,841	1,227,554
Washington Prime Group Inc REIT	77,812	554,021
Washington Trust Bancorp Inc	6,187	329,458
WashingtonFirst Bankshares Inc	3,773	129,263
Waterstone Financial Inc	11,239	191,625
WesBanco Inc	17,127	696,213
West Bancorporation Inc	7,221	181,608
Westamerica Bancorporation	10,556	628,610
Western Asset Mortgage Capital Corp REIT	16,718	166,344
Western New England Bancorp Inc	11,789	128,500
Westwood Holdings Group Inc	3,290	217,831
Whitestone REIT	16,435	236,828
Wintrust Financial Corp	22,993	1,893,933
WisdomTree Investments Inc	47,221	592,624
WMIH Corp *	92,896	78,878
World Acceptance Corp *	2,582	208,419
WSFS Financial Corp	12,180	582,813
Xenia Hotels & Resorts Inc REIT	44,646	963,907
Xenith Bankshares Inc *	2,251	76,151

		212,246,873

Industrial - 14.5%

AAON Inc	17,096	627,423
AAR Corp	13,036	512,184
Actuant Corp ‘A’	24,859	628,933
Advanced Disposal Services Inc *	17,752	424,983
Advanced Drainage Systems Inc	14,644	349,259
Advanced Emissions Solutions Inc	1,832	17,697
Advanced Energy Industries Inc *	16,358	1,103,838
Aegion Corp *	13,086	332,777
Aerojet Rocketdyne Holdings Inc *	28,322	883,646
Aerovironment Inc *	8,482	476,349
Air Transport Services Group Inc *	24,315	562,649
Akoustis Technologies Inc *	3,592	22,378
Alamo Group Inc	4,041	456,108
Albany International Corp ‘A’	11,998	737,277
Allied Motion Technologies Inc	2,991	98,972
Altra Industrial Motion Corp	11,600	584,640
American Outdoor Brands Corp *	21,479	275,790
American Railcar Industries Inc	2,801	116,634
American Woodmark Corp *	5,839	760,530
Ampco-Pittsburgh Corp	3,941	48,868
Apogee Enterprises Inc	11,439	523,105
Applied Industrial Technologies Inc	15,730	1,071,213
Applied Optoelectronics Inc *	7,996	302,409
Aqua Metals Inc *	7,204	15,345
AquaVenture Holdings Ltd *	4,932	76,545
ArcBest Corp	10,708	382,811
Ardmore Shipping Corp * (Ireland)	12,496	99,968
Argan Inc	6,320	284,400
Armstrong Flooring Inc *	8,816	149,167
Astec Industries Inc	8,623	504,445
Astronics Corp *	8,627	357,762
Atkore International Group Inc *	14,297	306,671
Atlas Air Worldwide Holdings Inc *	9,764	572,659
AVX Corp	19,843	343,284
Axon Enterprise Inc *	21,271	563,681
AZZ Inc	10,024	512,226
Babcock & Wilcox Enterprises Inc *	15,609	88,659

	Shares	Value
Badger Meter Inc	11,775	$562,845
Barnes Group Inc	20,804	1,316,269
Bel Fuse Inc ‘B’	3,420	86,099
Belden Inc	17,221	1,328,945
Benchmark Electronics Inc *	20,987	610,722
Boise Cascade Co	15,717	627,108
Brady Corp ‘A’	18,880	715,552
Briggs & Stratton Corp	17,708	449,252
Builders FirstSource Inc *	45,328	987,697
Caesarstone Ltd * (Israel)	9,302	204,644
Casella Waste Systems Inc ‘A’ *	15,732	362,151
CECO Environmental Corp	13,355	68,511
Chart Industries Inc *	12,277	575,300
Chase Corp	2,910	350,655
Chicago Bridge & Iron Co NV	41,623	671,795
CIRCOR International Inc	6,840	332,971
Columbus McKinnon Corp	8,852	353,903
Comfort Systems USA Inc	14,924	651,433
Continental Building Products Inc *	15,274	429,963
Control4 Corp *	10,613	315,843
Core Molding Technologies Inc	3,141	68,160
Costamare Inc (Monaco)	20,509	118,337
Covanta Holding Corp	49,396	834,792
Covenant Transportation Group Inc ‘A’ *	5,414	155,544
Cree Inc *	40,137	1,490,688
CTS Corp	13,622	350,767
Cubic Corp	10,501	619,034
Curtiss-Wright Corp	18,332	2,233,754
CyberOptics Corp *	2,975	44,625
Daseke Inc *	8,737	124,852
DHT Holdings Inc	34,236	122,907
DMC Global Inc	6,213	155,636
Dorian LPG Ltd *	9,946	81,756
Ducommun Inc *	4,613	131,240
DXP Enterprises Inc *	6,582	194,630
Dycom Industries Inc *	12,361	1,377,386
Eagle Bulk Shipping Inc *	16,224	72,684
Echo Global Logistics Inc *	10,706	299,768
Electro Scientific Industries Inc *	12,593	269,868
EMCOR Group Inc	24,178	1,976,551
Encore Wire Corp	8,109	394,503
Energous Corp *	8,172	158,945
Energy Recovery Inc *	16,077	140,674
EnerSys	17,793	1,238,927
EnPro Industries Inc	8,877	830,088
ESCO Technologies Inc	10,603	638,831
Esterline Technologies Corp *	10,689	798,468
Evoqua Water Technologies Corp *	13,060	309,653
Exponent Inc	10,491	745,910
Fabrinet * (Thailand)	14,575	418,303
FARO Technologies Inc *	6,574	308,978
Federal Signal Corp	24,891	500,060
Fitbit Inc ‘A’ *	79,121	451,781
Fluidigm Corp *	13,498	79,503
Forterra Inc *	7,299	81,019
Forward Air Corp	12,155	698,183
Franklin Electric Co Inc	18,874	866,317
FreightCar America Inc	5,690	97,185
Frontline Ltd (Norway)	30,406	139,564
GasLog Ltd (Monaco)	16,289	362,430
GATX Corp	15,556	966,961
Genco Shipping & Trading Ltd *	3,101	41,305
Gencor Industries Inc *	3,627	60,027
Gener8 Maritime Inc *	18,119	119,948
Generac Holdings Inc *	24,956	1,235,821
General Cable Corp	20,405	603,988
Gibraltar Industries Inc *	13,083	431,739
Global Brass & Copper Holdings Inc	8,901	294,623
Golar LNG Ltd (NOTC) (Bermuda)	39,420	1,175,110

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
GoPro Inc ‘A’ *	43,512	$329,386
GP Strategies Corp *	4,956	114,979
Graham Corp	4,657	97,471
Granite Construction Inc	16,335	1,036,129
Greif Inc ‘A’	10,702	648,327
Greif Inc ‘B’	2,549	176,773
Griffon Corp	12,767	259,808
Hardinge Inc	5,030	87,623
Harsco Corp *	32,702	609,892
Haynes International Inc	5,337	171,051
Heartland Express Inc	19,247	449,225
Heritage-Crystal Clean Inc *	6,278	136,547
Hill International Inc *	11,936	65,051
Hillenbrand Inc	26,229	1,172,436
Hub Group Inc ‘A’ *	13,233	633,861
Hudson Technologies Inc *	15,874	96,355
Hurco Cos Inc	2,316	97,735
Hyster-Yale Materials Handling Inc	4,132	351,881
Ichor Holdings Ltd *	7,828	192,569
IES Holdings Inc *	3,511	60,565
II-VI Inc *	25,166	1,181,544
Insteel Industries Inc	7,406	209,738
International Seaways Inc *	12,713	234,682
Intevac Inc *	8,307	56,903
Iteris Inc *	9,902	69,017
Itron Inc *	14,035	957,187
JELD-WEN Holding Inc *	27,686	1,089,998
John Bean Technologies Corp	13,096	1,451,037
Kadant Inc	4,425	444,270
Kaman Corp	11,410	671,364
KapStone Paper & Packaging Corp	35,981	816,409
KBR Inc	58,261	1,155,316
Keane Group Inc *	15,713	298,704
KEMET Corp *	22,731	342,329
Kennametal Inc	33,073	1,601,064
Kimball Electronics Inc *	11,582	211,372
KLX Inc *	21,386	1,459,594
Knight-Swift Transportation Holdings Inc	52,126	2,278,949
Knowles Corp *	36,719	538,301
Kratos Defense & Security Solutions Inc *	34,787	368,394
Lawson Products Inc *	2,863	70,859
Layne Christensen Co *	8,024	100,701
LB Foster Co ‘A’ *	3,465	94,075
Lindsay Corp	4,238	373,792
Littelfuse Inc	9,348	1,849,221
Louisiana-Pacific Corp *	59,812	1,570,663
LSB Industries Inc *	9,251	81,039
LSI Industries Inc	9,855	67,802
Lydall Inc *	7,193	365,045
Marten Transport Ltd	16,790	340,837
Masonite International Corp *	11,702	867,703
MasTec Inc *	27,414	1,341,915
Matson Inc	17,071	509,399
Mesa Laboratories Inc	1,437	178,619
Methode Electronics Inc	14,521	582,292
MicroVision Inc *	29,109	47,448
Milacron Holdings Corp *	22,836	437,081
Mistras Group Inc *	6,700	157,249
Moog Inc ‘A’ *	13,127	1,140,080
MSA Safety Inc	13,772	1,067,605
Mueller Industries Inc	23,520	833,314
Mueller Water Products Inc ‘A’	62,893	788,049
Multi-Color Corp	5,770	431,884
Myers Industries Inc	10,006	195,117
MYR Group Inc *	6,425	229,565
Napco Security Technologies Inc *	4,944	43,260
National Presto Industries Inc	2,201	218,889
Navios Maritime Acquisition Corp	38,501	42,736
Navios Maritime Holdings Inc * (Monaco)	37,704	45,245

	Shares	Value
NCI Building Systems Inc *	15,876	$306,407
NL Industries Inc *	2,519	35,896
NN Inc	11,370	313,812
Nordic American Tankers Ltd	40,928	100,683
Northwest Pipe Co *	3,990	76,369
Novanta Inc *	13,137	656,850
NV5 Global Inc *	3,473	188,063
NVE Corp	1,862	160,132
Olympic Steel Inc	4,272	91,805
Omega Flex Inc	1,036	73,981
Orion Group Holdings Inc *	12,984	101,665
OSI Systems Inc *	7,327	471,712
Overseas Shipholding Group Inc ‘A’ *	16,769	45,947
Park Electrochemical Corp	8,399	165,040
Park-Ohio Holdings Corp	3,325	152,784
Patrick Industries Inc *	10,255	712,210
PGT Innovations Inc *	19,984	336,730
Plexus Corp *	13,649	828,767
Ply Gem Holdings Inc *	8,512	157,472
Powell Industries Inc	4,182	119,814
Primoris Services Corp	15,965	434,088
Proto Labs Inc *	10,243	1,055,029
Pure Cycle Corp *	6,861	57,289
Quanex Building Products Corp	14,451	338,153
Radiant Logistics Inc *	15,537	71,470
Raven Industries Inc	15,019	515,903
RBC Bearings Inc *	9,652	1,220,013
Revolution Lighting Technologies Inc *	5,144	16,924
Rexnord Corp *	42,461	1,104,835
Roadrunner Transportation Systems Inc *	13,113	101,101
Rogers Corp *	7,429	1,202,904
Safe Bulkers Inc * (Greece)	20,303	65,579
Saia Inc *	10,516	744,007
Sanmina Corp *	29,149	961,917
Schneider National Inc ‘B’	16,768	478,894
Scorpio Bulkers Inc	25,326	187,412
Scorpio Tankers Inc (Monaco)	96,201	293,413
Ship Finance International Ltd (Norway)	24,067	373,039
Simpson Manufacturing Co Inc	16,981	974,879
Sparton Corp *	4,570	105,384
SPX Corp *	17,341	544,334
SPX FLOW Inc *	17,000	808,350
Standex International Corp	5,120	521,472
Sterling Construction Co Inc *	10,958	178,396
Stoneridge Inc *	10,883	248,785
Sturm Ruger & Co Inc	6,968	389,163
Summit Materials Inc ‘A’ *	46,126	1,450,197
Sun Hydraulics Corp	9,704	627,752
SunPower Corp *	25,855	217,958
SYNNEX Corp	11,954	1,625,146
Tech Data Corp *	14,495	1,420,075
Teekay Corp (Bermuda)	22,529	209,970
Teekay Tankers Ltd ‘A’ (Bermuda)	72,922	102,091
Tennant Co	7,528	546,909
Tetra Tech Inc	23,079	1,111,254
The Eastern Co	2,354	61,557
The Gorman-Rupp Co	7,574	236,385
The Greenbrier Cos Inc	11,417	608,526
The Manitowoc Co Inc *	13,277	522,317
TimkenSteel Corp *	16,806	255,283
TopBuild Corp *	14,607	1,106,334
Tredegar Corp	11,525	221,280
Trex Co Inc *	12,242	1,326,910
TriMas Corp *	19,006	508,410
Trinseo SA	18,305	1,328,943
Triumph Group Inc	20,368	554,010
TTM Technologies Inc *	37,772	591,887
Tutor Perini Corp *	15,015	380,630
Twin Disc Inc *	3,536	93,952

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
UFP Technologies Inc *	2,876	$79,953
Universal Forest Products Inc	24,724	930,117
Universal Logistics Holdings Inc	4,027	95,641
US Concrete Inc *	6,638	555,269
US Ecology Inc	9,167	467,517
Vicor Corp *	7,525	157,273
Vishay Intertechnology Inc	54,108	1,122,741
Vishay Precision Group Inc *	4,494	113,024
VSE Corp	3,528	170,861
Watts Water Technologies Inc ‘A’	11,309	858,919
Werner Enterprises Inc	19,935	770,488
Willbros Group Inc *	18,716	26,577
Willis Lease Finance Corp *	2,037	50,864
Woodward Inc	21,919	1,677,680
Worthington Industries Inc	18,305	806,518
YRC Worldwide Inc *	13,373	192,304
ZAGG Inc *	11,155	205,810

		128,862,290

Technology - 9.9%

2U Inc *	19,713	1,271,686
3D Systems Corp *	46,016	397,578
ACI Worldwide Inc *	48,272	1,094,326
Actua Corp *	11,510	179,556
Acxiom Corp *	32,883	906,255
Agilysys Inc *	6,888	84,585
Allscripts Healthcare Solutions Inc *	74,757	1,087,714
Alpha & Omega Semiconductor Ltd *	8,714	142,561
Alteryx Inc ‘A’ *	9,622	243,148
Ambarella Inc *	13,315	782,256
Amber Road Inc *	9,329	68,475
American Software Inc ‘A’	10,126	117,765
Amkor Technology Inc *	42,808	430,220
Appfolio Inc ‘A’ *	3,957	164,216
Apptio Inc ‘A’ *	9,350	219,912
Aquantia Corp *	2,608	29,549
Aspen Technology Inc *	30,466	2,016,849
Avid Technology Inc *	15,115	81,470
Axcelis Technologies Inc *	12,898	370,173
AXT Inc *	16,003	139,226
Barracuda Networks Inc *	10,230	281,325
Bazaarvoice Inc *	37,744	205,705
Benefitfocus Inc *	6,919	186,813
Blackbaud Inc	19,653	1,857,012
Blackline Inc *	6,192	203,098
Bottomline Technologies de Inc *	16,196	561,677
Box Inc ‘A’ *	32,910	695,059
Brightcove Inc *	14,828	105,279
BroadSoft Inc *	13,151	721,990
Brooks Automation Inc	27,915	665,773
Cabot Microelectronics Corp	10,168	956,605
CACI International Inc ‘A’ *	10,054	1,330,647
Callidus Software Inc *	28,046	803,518
Carbonite Inc *	10,878	273,038
Castlight Health Inc ‘B’ *	27,677	103,789
CEVA Inc *	8,795	405,889
Cirrus Logic Inc *	26,798	1,389,744
Cloudera Inc *	39,846	658,256
Cogint Inc *	6,672	29,357
Cohu Inc	11,840	259,888
CommerceHub Inc ‘A’ *	6,070	133,479
CommerceHub Inc ‘C’ *	12,484	257,046
CommVault Systems Inc *	16,392	860,580
Computer Programs & Systems Inc	4,376	131,499
Convergys Corp	38,381	901,953
Cornerstone OnDemand Inc *	21,481	758,924
Cotiviti Holdings Inc *	15,155	488,143
Coupa Software Inc *	12,940	403,987
Cray Inc *	16,996	411,303
CSG Systems International Inc	13,971	612,209

	Shares	Value
Diebold Nixdorf Inc	31,633	$517,200
Digi International Inc *	11,363	108,517
Digimarc Corp *	4,378	158,265
Diodes Inc *	15,991	458,462
Donnelley Financial Solutions Inc *	14,386	280,383
DSP Group Inc *	10,206	127,575
Eastman Kodak Co *	8,309	25,758
Ebix Inc	10,027	794,640
Electronics For Imaging Inc *	19,464	574,772
EMCORE Corp *	12,008	77,452
Engility Holdings Inc *	7,297	207,016
Entegris Inc	58,429	1,779,163
Envestnet Inc *	17,817	888,177
EPAM Systems Inc *	20,611	2,214,240
Everbridge Inc *	7,345	218,293
Evolent Health Inc ‘A’ *	24,416	300,317
ExlService Holdings Inc *	13,373	807,061
Fair Isaac Corp	12,412	1,901,518
Five9 Inc *	22,630	563,034
ForeScout Technologies Inc *	1,765	56,286
FormFactor Inc *	28,884	452,035
Glu Mobile Inc *	41,719	151,857
GSI Technology Inc *	5,997	47,736
Hortonworks Inc *	20,730	416,880
HubSpot Inc *	14,154	1,251,214
Immersion Corp *	12,857	90,770
Impinj Inc *	7,843	176,703
InnerWorkings Inc *	19,701	197,601
Inovalon Holdings Inc ‘A’ *	27,192	407,880
Inphi Corp *	17,659	646,319
Insight Enterprises Inc *	14,937	571,938
Instructure Inc *	9,218	305,116
Integrated Device Technology Inc *	55,151	1,639,639
IXYS Corp *	10,224	244,865
j2 Global Inc	19,230	1,442,827
Kopin Corp *	26,334	84,269
Lattice Semiconductor Corp *	53,320	308,190
LivePerson Inc *	23,593	271,320
Lumentum Holdings Inc *	25,356	1,239,908
MACOM Technology Solutions Holdings Inc *	17,047	554,709
ManTech International Corp ‘A’	10,752	539,643
MAXIMUS Inc	26,661	1,908,394
MaxLinear Inc *	25,099	663,116
Maxwell Technologies Inc *	14,219	81,901
Medidata Solutions Inc *	23,190	1,469,550
Mercury Systems Inc *	19,257	988,847
MicroStrategy Inc ‘A’ *	3,947	518,241
MINDBODY Inc ‘A’ *	17,293	526,572
Mitek Systems Inc *	13,849	123,949
MKS Instruments Inc	22,229	2,100,640
MobileIron Inc *	23,697	92,418
Model N Inc *	10,814	170,321
Monolithic Power Systems Inc	16,468	1,850,344
Monotype Imaging Holdings Inc	16,851	406,109
MTS Systems Corp	7,290	391,473
MuleSoft Inc ‘A’ *	9,719	226,064
Nanometrics Inc *	9,802	244,266
NantHealth Inc *	7,396	22,558
NetScout Systems Inc *	34,211	1,041,725
New Relic Inc *	12,802	739,572
Nutanix Inc ‘A’ *	44,240	1,560,787
Omnicell Inc *	15,215	737,928
Park City Group Inc *	5,611	53,585
Paycom Software Inc *	20,420	1,640,339
PDF Solutions Inc *	12,453	195,512
pdvWireless Inc *	3,590	115,239
Pegasystems Inc	14,913	703,148
Photronics Inc *	28,945	246,756
Pixelworks Inc *	12,222	77,365

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
Power Integrations Inc	11,760	$864,948
Presidio Inc *	8,242	157,999
Progress Software Corp	20,020	852,251
PROS Holdings Inc *	10,827	286,374
Pure Storage Inc ‘A’ *	40,225	637,969
QAD Inc ‘A’	3,910	151,904
Quality Systems Inc *	22,692	308,157
Qualys Inc *	13,176	781,996
Quantum Corp *	12,003	67,577
Radisys Corp *	16,278	16,359
Rambus Inc *	43,413	617,333
RealPage Inc *	24,285	1,075,825
Ribbon Communications Inc *	18,536	143,283
Rosetta Stone Inc *	6,502	81,080
Rudolph Technologies Inc *	13,343	318,898
Science Applications International Corp	17,918	1,371,981
SecureWorks Corp ‘A’ *	2,615	23,195
Semtech Corp *	26,280	898,776
SendGrid Inc *	3,044	72,965
Sigma Designs Inc *	16,246	112,910
Silicon Laboratories Inc *	17,255	1,523,616
Silver Spring Networks Inc *	16,699	271,192
Simulations Plus Inc	4,574	73,641
SMART Global Holdings Inc *	2,474	83,374
SPS Commerce Inc *	6,900	335,271
StarTek Inc *	4,585	45,712
Stratasys Ltd *	20,264	404,469
Super Micro Computer Inc *	16,189	338,755
Sykes Enterprises Inc *	16,361	514,553
Synaptics Inc *	14,369	573,898
Synchronoss Technologies Inc *	18,500	165,390
Syntel Inc *	13,575	312,089
Tabula Rasa HealthCare Inc *	4,000	112,200
TeleTech Holdings Inc	5,489	220,932
The ExOne Co *	5,728	48,115
The KeyW Holding Corp *	20,839	122,325
Tintri Inc *	6,130	31,263
Twilio Inc ‘A’ *	26,149	617,116
Ultra Clean Holdings Inc *	12,986	299,847
Unisys Corp *	22,055	179,748
Upland Software Inc *	3,118	67,536
USA Technologies Inc *	19,693	192,007
Varonis Systems Inc *	8,320	403,936
Veeco Instruments Inc *	20,071	298,054
VeriFone Systems Inc *	45,230	801,023
Verint Systems Inc *	26,393	1,104,547
Veritone Inc *	953	22,110
Virtusa Corp *	11,166	492,197
Vocera Communications Inc *	12,157	367,385
Workiva Inc *	10,246	219,264
Xcerra Corp *	23,375	228,841
Xperi Corp	20,420	498,248

		88,287,806

Utilities - 3.3%

ALLETE Inc	21,075	1,567,137
Ameresco Inc ‘A’ *	8,284	71,242
American States Water Co	15,295	885,734
Artesian Resources Corp ‘A’	3,538	136,425
Atlantic Power Corp *	39,835	93,612
Avista Corp	26,394	1,359,027
Black Hills Corp	21,908	1,316,890
California Water Service Group	19,566	887,318
Chesapeake Utilities Corp	6,690	525,500
Connecticut Water Service Inc	4,737	271,951
Consolidated Water Co Ltd (Cayman)	6,652	83,815
Dynegy Inc *	45,374	537,682
El Paso Electric Co	16,684	923,459
Genie Energy Ltd ‘B’	6,617	28,850
Global Water Resources Inc	3,588	33,512

	Shares	Value
IDACORP Inc	20,915	$1,910,795
MGE Energy Inc	14,274	900,689
Middlesex Water Co	6,910	275,778
New Jersey Resources Corp	35,262	1,417,533
Northwest Natural Gas Co	11,674	696,354
NorthWestern Corp	20,379	1,216,626
NRG Yield Inc ‘A’	13,274	250,215
NRG Yield Inc ‘C’	27,414	518,125
ONE Gas Inc	21,708	1,590,328
Ormat Technologies Inc	16,776	1,072,993
Otter Tail Corp	16,370	727,647
PNM Resources Inc	33,563	1,357,623
Portland General Electric Co	36,978	1,685,457
RGC Resources Inc	2,695	72,981
SJW Group	6,988	446,044
South Jersey Industries Inc	33,235	1,037,929
Southwest Gas Holdings Inc	19,963	1,606,622
Spark Energy Inc ‘A’	4,678	58,007
Spire Inc	19,654	1,476,998
The York Water Co	5,810	196,959
Unitil Corp	5,752	262,406
WGL Holdings Inc	21,484	1,844,187

		29,344,450

Total Common Stocks (Cost $690,218,223)		867,582,449

	Principal Amount

SHORT-TERM INVESTMENT - 2.3%

Repurchase Agreement - 2.3%

Fixed Income Clearing Corp 0.200% due 01/02/18 (Dated 12/29/17, repurchase price of $20,692,565; collateralized by U.S. Treasury Notes: 2.000% due 04/30/24 and value $21,109,172)	$20,692,105	20,692,105

Total Short-Term Investment (Cost $20,692,105)		20,692,105

TOTAL INVESTMENTS - 99.7% (Cost $710,983,807)		888,426,145

DERIVATIVES - 0.1%
(See Note (c) in Notes to Schedule of Investments)		107,077

OTHER ASSETS & LIABILITIES, NET - 0.2%		2,136,286

NET ASSETS - 100.0%		$890,669,508

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2017

Notes to Schedule of Investments

(a)	As of December 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	23.8%
Consumer, Non-Cyclical	20.9%
Industrial	14.5%
Consumer, Cyclical	11.7%
Technology	9.9%
Communications	6.0%
Energy	3.7%
Basic Materials	3.5%
Utilities	3.3%
Others (each less than 3.0%)	2.4%

99.7%
Derivatives	0.1%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Investments with a total aggregate value of $151,591 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2017 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/18	292	$22,325,823	$22,432,900	$107,077

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2017:

		Total Value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$151,591	$-	$-	$151,591
	Common Stocks	867,582,449	867,582,449	-	-
	Short-Term Investment	20,692,105	-	20,692,105	-
	Derivatives:
	Equity Contracts
	Futures	107,077	107,077	-	-

	Total	$888,533,222	$867,689,526	$20,692,105	$151,591

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-197 and B-198

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Board of Trustees and Shareholders of

Pacific Select Fund

Opinion on Schedule of Investments

We have audited the accompanying schedules of investments of the Equity Index, Small-Cap Equity, and Small Cap Index Portfolios, three of the fifty-seven portfolios constituting Pacific Select Fund (the “Fund”) as of December 31, 2017, and the related notes (collectively the “schedules”) (included in Item 6 of this Form N-CSR). In our opinion, the schedules present fairly, in all material respects, the investments in securities of the Fund as of December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The schedules are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these schedules based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the schedules are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatements of the schedules, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the schedules. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the schedules. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 23, 2018

We have served as the auditor of one or more affiliated investment companies of Pacific Select Fund since 1988.

Item 6. Investments.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof is attached hereto as Exhibit 99.CODE.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30b-2(a)) is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ Adrian Griggs
Adrian Griggs
Chief Executive Officer

Date:	March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrian Griggs
Adrian Griggs
Chief Executive Officer

Date:	March 8, 2018

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date:	March 8, 2018